File No. 333-41180
                                                              File No. 811-10011
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [ ]
          Pre-Effective Amendment No.                                        [ ]
                                                 ----------
          Post-Effective Amendment No.              18                       [X]
                                                 ----------

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [ ]
                                  Amendment No.     38                       [X]
                                                 ----------

                        (Check appropriate box or boxes)

                        SBL VARIABLE ANNUITY ACCOUNT XIV
                           (Exact Name of Registrant)

                     Security Benefit Life Insurance Company
                               (Name of Depositor)

              One Security Benefit Place, Topeka, Kansas 66636-0001 (Address of Depositor's Principal Executive Offices)

               Depositor's Telephone Number, Including Area Code:
                                 (785) 438-3000

                        Name of Agent for Service for Process:
                        Amy J. Lee, Associate General Counsel
                        Security Benefit Life Insurance Company
                        One Security Benefit Place
                        Topeka, KS 66636-0001

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on May 1, 2010, pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ] on May 1, 2010, pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered: Interests in a separate account under individual flexible premium deferred variable annuity contracts.

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                                                      [SECURITY BENEFIT(R) LOGO]


PROSPECTUS                             May 1, 2010


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ADVANCEDESIGNS(R) VARIABLE ANNUITY
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Important Privacy Notice Included

See Back Cover

Variable annuity contracts issued by Security Benefit Life Insurance Company and offered by Security Distributors, Inc.


6918                                                     32-69181-00  2010/05/01


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                       ADVANCEDESIGNS(SM) VARIABLE ANNUITY

                      INDIVIDUAL FLEXIBLE PURCHASE PAYMENT
                       DEFERRED VARIABLE ANNUITY CONTRACT

              ISSUED BY:                                       MAILING ADDRESS:
SECURITY BENEFIT LIFE INSURANCE COMPANY              SECURITY BENEFIT LIFE INSURANCE COMPANY
ONE SECURITY BENEFIT PLACE                           P.O. BOX 750497
TOPEKA, KANSAS 66636-0001                            TOPEKA, KANSAS 66675-0497
1-800-888-2461

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      This Prospectus describes a flexible purchase payment deferred variable annuity contract (the "Contract") offered by Security Benefit Life Insurance Company (the "Company"). The Contract is available for individuals as a non-tax qualified retirement plan. The Contract is also available for individuals in connection with a retirement plan qualified under Section 402A, 403(b), 408, or 408A of the Internal Revenue Code. The Contract is designed to give you flexibility in planning for retirement and other financial goals.

      You may allocate your Purchase Payments and Contract Value to one or more of the Subaccounts that comprise a separate account of the Company called the Variable Annuity Account XIV or to the Fixed Account. Each Subaccount invests in a corresponding mutual fund (the "Underlying Fund"). The Subaccounts currently available under the Contract are:


o     American Century VP Mid Cap Value

o     American Century VP Ultra(R)

o     American Century VP Value

o     Dreyfus IP Technology Growth

o     Dreyfus VIF International Value

o     Franklin Income Securities

o     Franklin Small Cap Value Securities

o     Invesco V.I. Basic Value
         (formerly AIM V.I. Basic Value)

o     Invesco V.I. Capital Development
         (formerly AIM V.I. Capital Development)

o     Invesco V.I. Global Health Care
         (formerly AIM V.I. Global Health Care)

o     Invesco V.I. Global Real Estate
         (formerly AIM V.I. Global Real Estate)

o     Invesco V.I. International Growth
         (formerly AIM V.I. International Growth)

o     Invesco V.I. Mid Cap Core Equity
         (formerly AIM V.I. Mid Cap Core Equity)

o     Janus Aspen Enterprise

o     Janus Aspen Janus Portfolio

o     Legg Mason  ClearBridge  Variable  Aggressive  Growth
         (formerly Legg Mason Partners Variable Aggressive Growth)

o     Legg Mason  ClearBridge  Variable  Small Cap Growth
         (formerly  Legg Mason Partners Variable Small Cap Growth)

o     Legg Mason Western Asset  Variable  Global High Yield Bond
         (formerly Legg Mason Partners Variable Global High Yield Bond)

o     MFS(R) VIT Research International

o     MFS(R) VIT Total Return

o     MFS(R) VIT Utilities

o     Mutual Global Discovery Securities

o     Neuberger Berman AMT Socially Responsive

o     Oppenheimer Core Bond Fund/VA

o     Oppenheimer Main Street Small Cap Fund(R)/VA

o     PIMCO VIT All Asset

o     PIMCO VIT CommodityRealReturn Strategy

o     PIMCO VIT Emerging Markets Bond

o     PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)

o     PIMCO VIT Low Duration

o     PIMCO VIT Real Return

o     Royce Micro-Cap

o     Rydex | SGI VT All-Asset Aggressive Strategy(2)

o     Rydex | SGI VT All-Asset Conservative Strategy(2)

o     Rydex | SGI VT All-Asset Moderate Strategy(2)

o     Rydex | SGI VT All-Cap Opportunity(2)

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      THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
THESE SECURITIES OR DETERMINED IF THE PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      PROSPECTUSES FOR THE UNDERLYING FUNDS SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THIS PROSPECTUS BEFORE INVESTING. YOU MAY OBTAIN PROSPECTUSES FOR THE UNDERLYING FUNDS BY CONTACTING THE COMPANY AT 1-800-888-2461.

      EXPENSES FOR THIS CONTRACT, IF PURCHASED WITH THE EXTRA CREDIT RIDER, MAY BE HIGHER THAN EXPENSES FOR A CONTRACT WITHOUT THE EXTRA CREDIT RIDER. THE AMOUNT OF CREDIT ENHANCEMENT MAY BE MORE THAN OFFSET BY ANY ADDITIONAL FEES AND CHARGES.

      THE CONTRACT IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THE VALUE OF YOUR CONTRACT CAN GO UP AND DOWN AND YOU COULD LOSE MONEY.

DATE:  MAY 1, 2010
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                   Protected by U.S. Patent No. 7,251,623 B1.
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6918                                                     32-69181-00  2010/05/01

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o     Rydex | SGI VT All Cap Value(2)

o     Rydex | SGI VT Alpha Opportunity(2)

o     Rydex | SGI VT Global(2)

o     Rydex | SGI VT High Yield(2)

o     Rydex | SGI VT Large Cap Concentrated Growth(2)

o     Rydex | SGI VT Large Cap Core (1,2)

o     Rydex | SGI VT Large Cap Value(2)

o     Rydex | SGI VT Managed Asset Allocation(2)

o     Rydex | SGI VT Mid Cap Growth(2)

o     Rydex | SGI VT Mid Cap Value(2)

o     Rydex | SGI VT Money Market(2)

o     Rydex | SGI VT Multi-Hedge Strategies(2)

o     Rydex | SGI VT Small Cap Growth(2)

o     Rydex | SGI VT Small Cap Value(2)

o     Rydex | SGI VT U.S. Intermediate Bond(2)

o     Van Kampen LIT Comstock

o     Van Kampen LIT Government

o     Van Kampen UIF Emerging Markets Equity

o     Van Kampen UIF Equity and Income

(1) Effective April 23, 2010, the SBL Enhanced Index Subaccount merged into the Rydex | SGI Equity Subaccount which was renamed the Rydex | SGI VT Large Cap Core Subaccount.

(2) Effective May 1, 2010, the SBL Fund and its respective series will be marketed with the name "Rydex | SGI." Although SBL Fund's legal name will not change, it and its series will be marketed with the name Rydex | SGI. In addition, certain of the Rydex Variable Trust series will be marketed with the name Rydex | SGI.


      Amounts that you allocate to the Subaccounts under the Contract will vary based on investment performance of the Subaccounts. To the extent that you allocate Contract Value to the Subaccounts, the Company does not guarantee any amount of Contract Value.

      Amounts that you allocate to the Fixed Account earn interest at rates that are paid by the Company as described in "The Fixed Account." Contract Value allocated to the Fixed Account is guaranteed by the Company, subject to its financial strength and claims-paying ability. The Fixed Account is not available in all states.

      When you are ready to receive annuity payments, the Contract provides several options for annuity payments. See "Annuity Options."


      This Prospectus concisely sets forth information about the Contract and the Separate Account that you should know before purchasing the Contract. The "Statement of Additional Information," dated May 1, 2010, which has been filed with the Securities and Exchange Commission ("SEC"), contains certain additional information. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference into this Prospectus and is available at no charge, by writing the Company at One Security Benefit Place, Topeka, Kansas 66636 or by calling 1-800-888-2461. The table of contents of the Statement of Additional Information is set forth on page 64 of this Prospectus.


      The SEC maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding companies that file electronically with the SEC.

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                               TABLE OF CONTENTS

                                                                            Page

DEFINITIONS .............................................................     5

SUMMARY .................................................................     6
   Purpose of the Contract ..............................................     6
   The Separate Account and the Funds ...................................     6
   Fixed Account ........................................................     7
   Purchase Payments ....................................................     7
   Contract Benefits ....................................................     7
   Optional Riders ......................................................     7
   Free-Look Right ......................................................     7
   Charges and Deductions ...............................................     8
   Tax-Free Exchanges ...................................................     9
   Contacting the Company ...............................................     9

EXPENSE TABLE ...........................................................    10
   Contract Owner Transaction Expenses ..................................    10
   Periodic Expenses ....................................................    10
   Optional Rider Expenses ..............................................    11
   Example ..............................................................    12

CONDENSED FINANCIAL INFORMATION .........................................    13

INFORMATION ABOUT THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS ......    22
   Security Benefit Life Insurance Company ..............................    22
   Purchase Transaction and Demutualization .............................    22
   Published Ratings ....................................................    24
   Separate Account .....................................................    24
   Underlying Funds .....................................................    24
   Services and Administration ..........................................    26

THE CONTRACT ............................................................    26
   General ..............................................................    26
   Important Information About Your Benefits Under the Contract .........    26
   Application for a Contract ...........................................    27
   Optional Riders ......................................................    27
   Annual Stepped Up Death Benefit ......................................    27
   Extra Credit .........................................................    28
   Waiver of Withdrawal Charge ..........................................    29
   Alternate Withdrawal Charge ..........................................    30
   Riders Available for Purchase Only Prior to February 1, 2010 .........    30
   Purchase Payments ....................................................    30
   Automatic Bonus Credit ...............................................    30
   Allocation of Purchase Payments ......................................    31
   Dollar Cost Averaging Option .........................................    31
   Asset Reallocation Option ............................................    32
   Transfers of Contract Value ..........................................    32
   Contract Value .......................................................    35
   Determination of Contract Value ......................................    36
   Cut-Off Times ........................................................    36
   Full and Partial Withdrawals .........................................    37
   Systematic Withdrawals ...............................................    38
   Free-Look Right ......................................................    38
   Death Benefit ........................................................    38
   Distribution Requirements ............................................    39
   Death of the Annuitant ...............................................    40

CHARGES AND DEDUCTIONS ..................................................    40
   Contingent Deferred Sales Charge .....................................    40
   Mortality and Expense Risk Charge ....................................    41
   Administration Charge ................................................    41
   Account Administration Charge ........................................    41
   Premium Tax Charge ...................................................    41
   Loan Interest Charge .................................................    41
   Other Charges ........................................................    42
   Variations in Charges ................................................    42
   Optional Rider Charges ...............................................    42
   Guarantee of Certain Charges .........................................    44
   Underlying Fund Expenses .............................................    44

ANNUITY PERIOD ..........................................................    44
   General ..............................................................    44
   Annuity Options ......................................................    45
   Selection of an Option ...............................................    47

THE FIXED ACCOUNT .......................................................    47
   Interest .............................................................    47
   DCA Plus Account .....................................................    48
   Death Benefit ........................................................    48
   Contract Charges .....................................................    48
   Transfers and Withdrawals from the Fixed Account .....................    49
   Payments from the Fixed Account ......................................    49

MORE ABOUT THE CONTRACT .................................................    49
   Ownership ............................................................    49
   Designation and Change of Beneficiary ................................    49
   Dividends ............................................................    50
   Payments from the Separate Account ...................................    50
   Proof of Age and Survival ............................................    50
   Misstatements ........................................................    50
   Loans ................................................................    50
   Restrictions on Withdrawals from Qualified Plans .....................    51
   Restrictions Under the Texas Optional Retirement Program .............    52

FEDERAL TAX MATTERS .....................................................    52
   Introduction .........................................................    52
   Tax Status of the Company and the Separate Account ...................    53
   Income Taxation of Annuities in General--Non-Qualified Plans .........    53
   Additional Considerations ............................................    54
   Qualified Plans ......................................................    55
   Other Tax Considerations .............................................    59

OTHER INFORMATION .......................................................    59
   Investment Advisory Fees .............................................    59
   Voting of Underlying Fund Shares .....................................    60

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                                                                            Page

   Substitution of Investments ..........................................    60
   Changes to Comply with Law and Amendments ............................    61
   Reports to Owners ....................................................    61
   Electronic Privileges ................................................    61
   State Variations .....................................................    61
   Legal Proceedings ....................................................    61
   Legal Matters ........................................................    62
   Sale of the Contract .................................................    62

PERFORMANCE INFORMATION .................................................    63

ADDITIONAL INFORMATION ..................................................    64
   Registration Statement ...............................................    64
   Financial Statements .................................................    64

TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION ...............    64

OBJECTIVES FOR UNDERLYING FUNDS .........................................    65

APPENDIX A - IRA Disclosure Statement
APPENDIX B - Roth IRA Disclosure Statement
APPENDIX C - Riders Available for Purchase Only Prior to February 1, 2010.


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YOU MAY NOT BE ABLE TO PURCHASE THE CONTRACT IN YOUR STATE. YOU SHOULD NOT
CONSIDER THIS PROSPECTUS TO BE AN OFFERING IF THE CONTRACT MAY NOT BE LAWFULLY OFFERED IN YOUR STATE. YOU SHOULD ONLY RELY UPON INFORMATION CONTAINED IN THIS PROSPECTUS OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

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DEFINITIONS

      Various terms commonly used in this Prospectus are defined as follows:

      ACCUMULATION UNIT -- A unit of measure used to calculate Contract Value.

      ADMINISTRATIVE OFFICE -- The Annuity Administration Department of the Company, P.O. Box 750497, Topeka, Kansas 66675-0497.

      ANNUITANT -- The person that you designate on whose life annuity payments may be determined. If you designate Joint Annuitants, "Annuitant" means both Annuitants unless otherwise stated.

      ANNUITY -- A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Beneficiary during the period specified in the Annuity Option.

      ANNUITY OPTIONS -- Options under the Contract that prescribe the provisions under which a series of annuity payments are made.

      ANNUITY PERIOD -- The period beginning on the Annuity Start Date during which annuity payments are made.

      ANNUITY START DATE -- The date when annuity payments begin as elected by the Owner.

      ANNUITY UNIT -- A unit of measure used to calculate variable annuity payments under Options 1 through 4, 7 and 8.

      AUTOMATIC INVESTMENT PROGRAM -- A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.

      BONUS CREDIT -- An amount added to Contract Value under the Automatic Bonus Credit Rider.

      CONTRACT DATE -- The date the Contract begins as shown in your Contract. Annual Contract Anniversaries are measured from the Contract Date. It is usually the date that your initial Purchase Payment is credited to the Contract.

      CONTRACT DEBT -- The unpaid loan balance including loan interest.

      CONTRACT VALUE -- The total value of your Contract which includes amounts allocated to the Subaccounts and the Fixed Account as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.

      CONTRACT YEAR -- Each twelve-month period measured from the Contract Date.

      CREDIT ENHANCEMENT -- An amount added to Contract Value under the Extra Credit Rider.

      DESIGNATED BENEFICIARY -- The person having the right to the death benefit, if any, payable upon the death of the Owner or the Joint Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner's Estate.


      FIXED ACCOUNT -- An account that is part of the Company's General Account to which you may allocate all or a portion of your Contract Value to be held for accumulation at fixed rates of interest (which may not be less than the Guaranteed Rate) declared periodically by the Company. The Fixed Account is not available in all states and is not available if you have purchased the Extra Credit Rider at 3%, 4% or 5% or the 0-Year or 4-Year Alternate Withdrawal Charge Rider. See the "Fixed Account."


      GENERAL ACCOUNT -- All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.

      GUARANTEED RATE -- The minimum interest rate earned on the Fixed Account, which accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state.

      OWNER -- The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.

      PARTICIPANT -- A Participant under a Qualified Plan.

      PURCHASE PAYMENT -- An amount paid to the Company as consideration for the Contract.

      SEPARATE ACCOUNT -- The Variable Annuity Account XIV, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Underlying Fund.

      SUBACCOUNT -- A division of the Separate Account of the Company which invests in a corresponding Underlying Fund.

      UNDERLYING FUND -- A mutual fund or series thereof that serves as an investment vehicle for its corresponding Subaccount.

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                                        5

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      VALUATION DATE -- Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on weekends and on observation of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

      VALUATION PERIOD -- A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

      WITHDRAWAL VALUE -- The amount you will receive upon full withdrawal of the Contract. It is equal to Contract Value less any Contract Debt, any applicable withdrawal charges, any pro rata account administration charge and any uncollected premium taxes. If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. The Withdrawal Value during the Annuity Period under Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.

SUMMARY

      This summary provides a brief overview of the more significant aspects of the Contract. Further detail is provided in this Prospectus, the Statement of Additional Information, and the Contract. Unless the context indicates otherwise, the discussion in this summary and the remainder of the Prospectus relates to the portion of the Contract involving the Separate Account. The Fixed Account is briefly described under "The Fixed Account" and in the Contract.

PURPOSE OF THE CONTRACT -- The flexible purchase payment deferred variable annuity contract (the "Contract") described in this Prospectus is designed to give you flexibility in planning for retirement and other financial goals.

      You may purchase the Contract as a non-tax qualified retirement plan for an individual ("Non-Qualified Plan"). You may also purchase the Contract, on an individual basis, in connection with a retirement plan qualified under Section 402A, 403(b), 408, or 408A of the Internal Revenue Code of 1986, as amended ("Qualified Plan"). Please see the discussion under "The Contract" for more detailed information.

      For details about the compensation payments the Company makes in connection with the sale of the Contract, see "Sale of the Contract."

================================================================================

THE SEPARATE ACCOUNT AND THE FUNDS -- The Separate Account is divided into accounts referred to as Subaccounts. See "Separate Account." Each Subaccount invests exclusively in shares of a corresponding Underlying Fund, each of which has a different investment objective and policies. The Subaccounts currently available under the Contract are as follows:


o     American Century VP Mid Cap Value

o     American Century VP Ultra(R)

o     American Century VP Value

o     Dreyfus IP Technology Growth

o     Dreyfus VIF International Value

o     Franklin Income Securities

o     Franklin Small Cap Value Securities

o     Invesco V.I. Basic Value

o     Invesco V.I. Capital Development

o     Invesco V.I. Global Health Care
o     Invesco V.I. Global Real Estate

o     Invesco V.I. International Growth

o     Invesco V.I. Mid Cap Core Equity

o     Janus Aspen Enterprise

o     Janus Aspen Janus Portfolio

o     Legg Mason ClearBridge Variable Aggressive Growth

o     Legg Mason ClearBridge Variable Small Cap Growth

o     Legg Mason Western Asset Variable Global High Yield

o     MFS(R) VIT Research International

o     MFS(R) VIT Total Return

o     MFS(R) VIT Utilities

o     Mutual Global Discovery Securities

o     Neuberger Berman AMT Socially Responsive

o     Oppenheimer Core Bond Fund/VA

o     Oppenheimer Main Street Small Cap Fund(R)/VA

o     PIMCO VIT All Asset

o     PIMCO VIT CommodityRealReturn Strategy

o     PIMCO VIT Emerging Markets Bond

o     PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)

o     PIMCO VIT Low Duration

o     PIMCO VIT Real Return

o     Royce Micro-Cap

o     Rydex | SGI VT All-Asset Aggressive Strategy

o     Rydex | SGI VT All-Asset Conservative Strategy

o     Rydex | SGI VT All-Asset Moderate Strategy

o     Rydex | SGI VT All-Cap Opportunity

o     Rydex | SGI VT All Cap Value

o     Rydex | SGI VT Alpha Opportunity

o     Rydex | SGI VT Global


o     Rydex | SGI VT High Yield

o     Rydex | SGI VT Large Cap Concentrated Growth

o     Rydex | SGI VT Large Cap Core

o     Rydex | SGI VT Large Cap Value

o     Rydex | SGI VT Managed Asset Allocation

o     Rydex | SGI VT Mid Cap Growth

o     Rydex | SGI VT Mid Cap Value

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                                        6

o     Rydex | SGI VT Money Market

o     Rydex | SGI VT Multi-Hedge Strategies

o     Rydex | SGI VT Small Cap Growth

o     Rydex | SGI VT Small Cap Value

o     Rydex | SGI VT U.S. Intermediate Bond

o     Van Kampen LIT Comstock

o     Van Kampen LIT Government

o     Van Kampen UIF Emerging Markets Equity

o     Van Kampen UIF Equity and Income


      You may allocate all or part of your Purchase Payments and Contract Value to the Subaccounts. Amounts that you allocate to the Subaccounts will increase or decrease in dollar value depending on the investment performance of the Underlying Fund in which such Subaccount invests. You bear the investment risk for amounts allocated to a Subaccount.

================================================================================


FIXED ACCOUNT -- You may allocate all or part of your Purchase Payments to the Fixed Account, which is part of the Company's General Account. Amounts that you allocate to the Fixed Account earn interest at rates determined at the discretion of the Company and are guaranteed to be at least the Guaranteed Rate. The Fixed Account is not available in all states and is not available if you have purchased the Extra Credit Rider at 3%, 4% or 5% or the 0-Year or 4-Year Alternate Withdrawal Charge Rider. See "The Fixed Account."


PURCHASE PAYMENTS -- Your initial Purchase Payment must be at least $10,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $500 ($50 under an Automatic Investment Program). See "Purchase Payments."

CONTRACT BENEFITS -- You may transfer Contract Value among the Subaccounts and to and from the Fixed Account, if it is available under your Contract, subject to certain restrictions as described in "The Contract" and "The Fixed Account."

      At any time before the Annuity Start Date, you may surrender a Contract for its Withdrawal Value, and may make partial withdrawals, including systematic withdrawals, from Contract Value, subject to certain restrictions described in "The Fixed Account." See "Full and Partial Withdrawals" and "Federal Tax Matters" for more information about withdrawals, including the 10% penalty tax that may be imposed upon full and partial withdrawals (including systematic withdrawals) made prior to the Owner attaining age 59 1/2.

      The Contract provides for a death benefit upon the death of the Owner prior to the Annuity Start Date. See "Death Benefit" for more information. The Contract provides for several Annuity Options on either a variable basis, a fixed basis, or both. The Company guarantees annuity payments under the fixed Annuity Options. See "Annuity Period."


OPTIONAL RIDERS -- Upon your application for the Contract, you may select one or more of the following riders; provided, however, that you may select only one rider that provides a death benefit and may not select riders with total rider charges in excess of 1.60% (1.00% for Contracts issued prior to June 19, 2006 with a 0-Year Alternate Withdrawal Charge Rider):

o     Annual Stepped Up Death Benefit;

o     Extra Credit at 4%;(1)

o     Waiver of Withdrawal Charge; or

o     0-Year or 4-Year Alternate Withdrawal Charge.(1)

(1) The Fixed Account is not available under your Contract if you select the Extra Credit Rider at 4% or the 0-Year or 4-Year Alternate Withdrawal Charge Rider.

      The Company makes each rider available only at issue. You cannot change or cancel the rider(s) that you select after they are issued. A RIDER MAY NOT BE AVAILABLE IN ALL STATES. See the detailed description of each rider under "Optional Riders."

      For information on riders that are no longer available for purchase, please see Appendix C - Riders Available for Purchase Only Prior to February 1, 2010.

FREE-LOOK RIGHT -- You may return the Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. In this event, the Company will refund to you as of the Valuation Date on which the Company receives your Contract any Purchase Payments allocated to the Fixed Account (not including any Credit Enhancements and/or Bonus Credits if the Extra Credit Rider and/or Automatic Bonus Credit Rider was in effect). The Company will also refund as of the Valuation Date on which we receive your Contract any Contract Value allocated to the Subaccounts, plus any charges deducted from such Contract Value, less the Contract Value attributable to any Credit Enhancement and/or Bonus Credits. Because the Company will deduct the current value of any Credit Enhancements and/or Bonus Credits from the amount of Contract Value refunded to you, the Company will bear the investment risk associated with Credit Enhancements and Bonus Credits during the Free-Look Period.

     Some states' laws require us to refund your Purchase Payments. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund the greater of: 1) Purchase Payments (not including any Credit Enhancements or Bonus Credits); or 2) Contract Value, plus any charges deducted from such Contract Value,

--------------------------------------------------------------------------------
                                        7

--------------------------------------------------------------------------------

less the Contract Value attributable to any Credit Enhancements and/or Bonus Credits.


CHARGES AND DEDUCTIONS -- The Company does not deduct sales load from Purchase Payments before allocating them to your Contract Value. Certain charges will be deducted in connection with the Contract as described below.

      CONTINGENT DEFERRED SALES CHARGE. If you withdraw Contract Value, the Company may deduct a contingent deferred sales charge (which may also be referred to as a "withdrawal charge"). The withdrawal charge will be waived on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the Free Withdrawal amount defined as follows.

      The Free Withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements and/or Bonus Credits, made during the year and, in any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year. The withdrawal charge applies to the portion of any withdrawal consisting of Purchase Payments and/or Bonus Credits that exceeds the Free Withdrawal amount. The withdrawal charge does not apply to withdrawals of earnings. Also, under the Guaranteed Minimum Withdrawal Benefit and Total Protection Riders, withdrawals of up to the Annual Withdrawal Amount are not subject to a withdrawal charge but reduce the Free Withdrawal amount otherwise available in that Contract Year.

      The amount of the charge will depend on how long your Purchase Payments have been held under the Contract. Purchase Payments include Bonus Credits paid under the Automatic Bonus Credit Rider for purposes of assessing the withdrawal charge. As such, Bonus Credits are subject to withdrawal charges on the same basis as Purchase Payments in the event of a full or partial withdrawal of any such Bonus Credits. Each Purchase Payment you make is considered to have a certain "age," depending on the length of time since the Purchase Payment or Bonus Credit was effective. A Purchase Payment is "age one" in the year beginning on the date the Purchase Payment or Bonus Credit is received by the Company and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:

                -------------------------------------------------
                    PURCHASE PAYMENT OR            WITHDRAWAL
                BONUS CREDIT AGE (IN YEARS)          CHARGE
                -------------------------------------------------
                             1                         7%
                             2                         7%
                             3                         6%
                             4                         5%
                             5                         4%
                             6                         3%
                             7                         2%
                         8 and over                    0%
                -------------------------------------------------

      The amount of the total withdrawal charges assessed against your Contract will never exceed 7% of Purchase Payments and Bonus Credits paid under the Contract. In addition, no withdrawal charge will be assessed upon: (1) payment of death benefit proceeds, or (2) annuity options that provide for payments for life, or a period of at least seven years. See "Contingent Deferred Sales Charge."

      MORTALITY AND EXPENSE RISK CHARGE. The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 1.20%, on an annual basis, of each Subaccount's average daily net assets. If you are subject to mortality and expense risk charge above the minimum charge, the Company deducts the excess amount from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value, as set forth in the table below.

                -------------------------------------------------
                                             ANNUAL MORTALITY AND
                CONTRACT VALUE                EXPENSE RISK CHARGE
                -------------------------------------------------
                Less than $25,000                    1.45%
                At least $25,000 but
                   less than $100,000                1.30%
                $100,000 or more                     1.20%
                -------------------------------------------------

These amounts are also deducted during the Annuity Period. Under Options 5 and 6, the mortality and expense risk charge is calculated and deducted as described above. However, the mortality and expense risk charge is 1.25%, on an annual basis, under Options 1 through 4, 7 and 8, in lieu of the amounts set forth above, and is deducted daily. See "Mortality and Expense Risk Charge."


      OPTIONAL RIDER CHARGES. The Company deducts a monthly charge from Contract Value for certain riders that may be elected by the Owner. The amount of the charge is equal to a percentage, on an annual basis, of your Contract Value. The Company generally will deduct the monthly rider charge from Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect one of Annuity Options 1 through 4, 7 or 8 and will deduct the monthly rider charge for the life of the Contract if you elect Annuity Option 5 or 6. The charge for the Extra Credit Rider, however, is deducted

--------------------------------------------------------------------------------
                                        8

--------------------------------------------------------------------------------

only during the seven-year period beginning on the Contract Date.

      For information on rider charges, please see "Optional Rider Expenses" in the Expense Table.


      ADMINISTRATION CHARGE. The Company deducts a daily administration charge equal to an annual rate of 0.15% of each Subaccount's average daily net assets. See "Administration Charge."

      ACCOUNT ADMINISTRATION CHARGE. The Company deducts an account administration charge of $30.00 at each Contract Anniversary. The Company will waive the charge if your Contract Value is $50,000 or more on the date the charge is to be deducted. See "Account Administration Charge."

      PREMIUM TAX CHARGE. The Company assesses a premium tax charge to reimburse itself for any premium taxes that it incurs with respect to this Contract. This charge will usually be deducted on the Annuity Start Date or upon a full or partial withdrawal if a premium tax was incurred by the Company and is not refundable. Currently, in Maine and Wyoming the Company deducts the premium tax from Purchase Payments applied to a Non-Qualified Plan. The Company reserves the right to deduct such taxes when due or anytime thereafter. Premium tax rates currently range from 0% to 3.5%. See "Premium Tax Charge."

      LOAN INTEREST CHARGE. The Company charges an effective annual interest rate on a loan that will never be greater than an amount equal to the Guaranteed Rate plus 2.5% and plus the total charges for riders you have selected. The Company also will credit the amount in the Loan Account with an effective annual interest rate equal to the Guaranteed Rate. After offsetting interest credited at the Guaranteed Rate, the net cost of a loan is the interest rate charged by the Company less the amount of the Guaranteed Rate. Thus, the highest net cost of a loan you may be charged is 2.5%, plus the amount of any applicable rider charges.

      OTHER EXPENSES. Investment advisory fees and operating expenses of each Underlying Fund are paid by the Underlying Fund and are reflected in the net asset value of its shares. The Owner indirectly bears a pro rata portion of such fees and expenses. See the prospectuses for the Underlying Funds for more information about Underlying Fund expenses.

      The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See "Tax Status of the Company and the Separate Account" and "Charge for the Company's Taxes."

TAX-FREE EXCHANGES -- You can generally exchange one contract for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this Prospectus, you might have to pay a withdrawal charge and tax, including a possible penalty tax, on your old contract, there will be a new withdrawal charge period for this Contract, other charges may be higher (or lower) and the benefits may be different. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Contract (that person will generally earn a commission if you buy this Contract through an exchange or otherwise). IF YOU CONTEMPLATE SUCH AN EXCHANGE, YOU SHOULD CONSULT A TAX ADVISER TO DISCUSS THE POTENTIAL TAX EFFECTS OF SUCH A TRANSACTION.

      The IRS has ruled that a partial exchange may also be effected on a tax free basis. However, under certain circumstances, recognition of the gain may be triggered by a distribution from the Contract within one year of the exchange. Please see your tax adviser for further information.

CONTACTING THE COMPANY -- You should direct all written requests, notices, and forms required by the Contract, and any questions or inquiries to the Company, P.O. Box 750497, Topeka, Kansas 66675-0497 or by phone by calling (785) 438-3000 or 1-800-888-2461.

--------------------------------------------------------------------------------
                                        9

--------------------------------------------------------------------------------

EXPENSE TABLE

      The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

--------------------------------------------------------------------------------


CONTRACT OWNER TRANSACTION EXPENSES are fees and expenses that you will pay when you purchase the Contract or make withdrawals from the Contract. The information below does not reflect state premium taxes (which currently range from 0% to 3.5%), which may be applicable to your Contract. During the Annuity Period, the Company may impose different fees and expenses not reflected in the following tables or Example. See "Mortality and Expense Risk Charge."


--------------------------------------------------------------------------------
   Sales Load on Purchase Payments                                      None
--------------------------------------------------------------------------------
   Deferred Sales Charge (as a percentage of amount withdrawn
     attributable to Purchase Payments)                                    7%(1)
--------------------------------------------------------------------------------
   Transfer Fee (per transfer)                                          None
--------------------------------------------------------------------------------
PERIODIC EXPENSES are fees and expenses that you will pay periodically during the time that you own the Contract, not including fees and expenses of the Underlying Funds.
--------------------------------------------------------------------------------
   Account Administration Charge                                        $ 30(2)
--------------------------------------------------------------------------------
   Net Loan Interest Charge3                                             2.5%
--------------------------------------------------------------------------------
   Separate Account Annual Expenses (as a percentage of average
     Subaccount daily net assets)
--------------------------------------------------------------------------------
      Annual Mortality and Expense Risk Charge                          1.45%(4)
--------------------------------------------------------------------------------
      Annual Administration Charge                                      0.15%
--------------------------------------------------------------------------------
      Maximum Annual Charge for Optional Riders                         1.60%(5)
--------------------------------------------------------------------------------
      Total Separate Account Annual Expenses                            3.20%
--------------------------------------------------------------------------------

(1) The amount of the contingent deferred sales charge is determined by reference to how long your Purchase Payments or Bonus Credits have been held under the Contract. A free withdrawal is available in each Contract Year equal to (1) 10% of Purchase Payments, excluding any Credit Enhancements and/or Bonus Credits, in the first Contract Year, and (2) 10% of Contract Value as of the first Valuation Date of the Contract Year in each subsequent Contract Year. See "Full and Partial Withdrawals" and "Contingent Deferred Sales Charge" for more information.

(2) An account administration charge of $30 is deducted at each Contract Anniversary and a pro rata account administration charge is deducted (1) upon full withdrawal of Contract Value; (2) upon the Annuity Start Date if one of Annuity Options 1 through 4, 7 or 8 is elected; and (3) upon payment of a death benefit. The account administration charge will be waived if your Contract Value is $50,000 or more upon the date it is to be deducted.

(3) The net loan cost equals the difference between the amount of interest the Company charges you for a loan (the Guaranteed Rate plus 2.5% and plus the amount of total rider charges) and the amount of interest the Company credits to the Loan Account, which is credited at the Guaranteed Rate. The highest net cost of a loan is 2.5%, plus the amount of any applicable rider charges.

(4) The mortality and expense risk charge is reduced for larger Contract Values as follows: Less than $25,000 - 1.45%; At least $25,000 but less than $100,000 - 1.30%; $100,000 or more - 1.20%. Any mortality and expense risk charge above the minimum charge of 1.20% is deducted from your Contract Value on a monthly basis. During the Annuity Period, the mortality and expense risk charge under Option 5 and 6 is calculated and deducted in the same manner. However, the annual mortality and expense risk charge is 1.25% under Annuity Options 1 through 4, 7 and 8, in lieu of the amounts described above and is deducted daily. See the discussion under "Mortality and Expense Risk Charge."

(5) You may select optional riders. If you select one or more of such riders, the charge will be deducted from your Contract Value. (See the applicable rider charges in the table below.) You may not select riders with total charges that exceed 1.60% of Contract Value for riders elected prior to February 1, 2010 (1.00% for Contracts issued prior to June 19, 2006 with a 0-Year Alternate Withdrawal Charge Rider).
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OPTIONAL RIDER EXPENSES (as a percentage of Contract Value)
--------------------------------------------------------------------------------
                                                       INTEREST      ANNUAL
                                                        RATE(1)   RIDER CHARGE
--------------------------------------------------------------------------------
                 RIDERS AVAILABLE FOR PURCHASE WITH THE CONTRACT
--------------------------------------------------------------------------------
Annual Stepped Up Death Benefit                         ---          0.20%
--------------------------------------------------------------------------------
Extra Credit(2)                                           4%         0.55%
--------------------------------------------------------------------------------
Waiver of Withdrawal Charge                             ---          0.05%
--------------------------------------------------------------------------------
Alternate Withdrawal Charge(3)                          0-Year       0.70%
                                                        4-Year       0.60%(4)
--------------------------------------------------------------------------------
          RIDERS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010
--------------------------------------------------------------------------------
Guaranteed Minimum Income Benefit Rider                   3%         0.15%
                                                          5%         0.30%
--------------------------------------------------------------------------------
6% Dollar for Dollar Guaranteed Minimum Income
Benefit                                                   6%         0.60%
--------------------------------------------------------------------------------
                                                          3%         0.10%
                                                          5%         0.20%
Guaranteed Growth Death Benefit Rider                     6%(2)      0.25%
                                                          7%(2)      0.30%
--------------------------------------------------------------------------------
Combined Annual Stepped Up Death Benefit Rider
and Guaranteed Growth Death Benefit Rider                 5%         0.25%
--------------------------------------------------------------------------------
Enhanced Death Benefit Rider                            ---          0.25%
--------------------------------------------------------------------------------
Combined Enhanced and Annual Stepped Up Death
Benefit Rider                                           ---          0.35%
--------------------------------------------------------------------------------
Combined Enhanced and Guaranteed Growth Death
Benefit Rider                                             5%         0.35%
--------------------------------------------------------------------------------
Combined Enhanced, Annual Stepped Up, and
Guaranteed Growth Death Benefit Rider                     5%         0.40%
--------------------------------------------------------------------------------
6% Dollar for Dollar Guaranteed Minimum Income
Benefit and Guaranteed Minimum Death Benefit              6%         0.85%
--------------------------------------------------------------------------------
Guaranteed Minimum Withdrawal Benefit Rider             ---          0.45%(3)
--------------------------------------------------------------------------------
Total Protection Rider                                  ---          0.85%(3)
--------------------------------------------------------------------------------
Extra Credit Rider(4)                                     3%         0.40%
                                                          5%         0.70%
--------------------------------------------------------------------------------

(1) Rate refers to the applicable interest rate for the Guaranteed Minimum Income Benefit Rider, the 6% Dollar for Dollar Guaranteed Minimum Income Benefit Rider, the Guaranteed Growth Death Benefit Rider, the Combined Annual Stepped Up and Guaranteed Growth Death Benefit Rider, the Combined Enhanced and Guaranteed Growth Death Benefit Rider, the Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit Rider, and the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Rider, the applicable Credit Enhancement rate for the Extra Credit Rider and the applicable withdrawal charge schedule for the Alternate Withdrawal Charge Rider.

(2)   Not available to Texas residents.

(3) The Company may increase the rider charge for the Guaranteed Minimum Withdrawal Benefit Rider or the Total Protection Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.10% for the Guaranteed Minimum Withdrawal Benefit Rider or 1.45% for the Total Protection Rider on an annual basis. Please see the discussion under "Guaranteed Minimum Withdrawal Benefit" and "Total Protection." The current charge for each such Rider is used in calculating the maximum rider charge of 1.60% (1.00% for Contracts issued prior to June 19, 2006 with a 0-Year Alternate Withdrawal Charge Rider).

(4) The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.

(5) If the 4-Year Alternate Withdrawal Charge Rider has not been approved in a state, a 3-Year Alternate Withdrawal Charge Rider is available for a charge of 0.40%. See "Alternate Withdrawal Charge."

(6) The charge for the 4-year Alternate Withdrawal Charge Rider is 0.60% if the Company issued your Rider on or after January 1, 2005. However, if the Company issued your Rider prior to that date, the charge is 0.55%.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------

The table below shows the minimum and maximum total operating expenses charged by the Underlying Funds. You will pay the expenses of the Underlying Funds corresponding to the Subaccounts in which you invest during the time that you own the Contract. More detail concerning each Underlying Fund's fees and expenses is contained in its prospectus.


--------------------------------------------------------------------------------
                                                              MINIMUM   MAXIMUM
--------------------------------------------------------------------------------
Total Annual Underlying Fund Operating Expenses(1)             0.67%     2.92%
--------------------------------------------------------------------------------

(1) Expenses deducted from Underlying Fund assets include management fees, distribution (12b-1) fees, service fees and other expenses. The maximum expenses above represent the total annual operating expenses of that Underlying Fund with the highest total operating expenses for the period ended December 31, 2009, and the minimum expenses represent the total annual operating expenses of that Underlying Fund with the lowest total operating expenses for the period ended December 31, 2009.

(2) The actual minimum and maximum Total Annual Underlying Fund Operating Expenses for the period ended December 31, 2009 after taking into account any contractual expense waivers and/or reimbursements were 0.67% and 2.35% respectively.

      Current and future total operating expenses of the Underlying Funds could be higher or lower than those shown in the table.
--------------------------------------------------------------------------------

EXAMPLE -- This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, the account administration charge, separate account annual expenses (including a maximum rider charge of 1.60%) and Underlying Fund fees and expenses but do not include state premium taxes, which may be applicable to your Contract.

      The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expense of the Contract and any of the Underlying Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------
                                               1        3         5        10
                                             YEAR     YEARS     YEARS     YEARS
--------------------------------------------------------------------------------
If you surrender your Contract at the end
of the applicable time period              $ 1,237   $ 2,336   $ 3,326   $ 5,803
--------------------------------------------------------------------------------
If you do not surrender or you annuitize
your Contract                              $   611   $ 1,811   $ 2,985   $ 5,803
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------

CONDENSED FINANCIAL INFORMATION

      The following condensed financial information presents accumulation unit values and ending accumulation units outstanding for each Subaccount for each of the following periods ending December 31.


-------------------------------------------------------------------------------------------------------------------------
                                                                             ACCUMULATION UNIT VALUE
                                                                             -----------------------      ACCUMULATION
                                                                              BEGINNING     END OF     UNITS OUTSTANDING
                         SUBACCOUNT                             YEAR          OF PERIOD     PERIOD      AT END OF PERIOD
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 6.65       $ 8.27              4,927
                                                               ----------------------------------------------------------
American Century VP Mid Cap Value(5)                           2008            $ 9.20       $ 6.65              1,160
                                                               ----------------------------------------------------------
                                                               2007            $10.00       $ 9.20                  0
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 7.12       $ 9.17            135,287
                                                               ----------------------------------------------------------
                                                               2008            $12.75       $ 7.12            152,294
                                                               ----------------------------------------------------------
                                                               2007            $11.02       $12.75            194,345
                                                               ----------------------------------------------------------
American Century VP Ultra(R)                                   2006(3)         $11.91       $11.02          1,861,578
                                                               ----------------------------------------------------------
                                                               2005            $12.20       $11.91          1,292,125
                                                               ----------------------------------------------------------
                                                               2004(2)         $11.52       $12.20            775,279
                                                               ----------------------------------------------------------
                                                               2003               ---       $11.52            143,494
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 9.67       $11.08          1,353,116
                                                               ----------------------------------------------------------
                                                               2008            $13.79       $ 9.67          1,459,245
                                                               ----------------------------------------------------------
                                                               2007            $15.22       $13.79          2,484,929
                                                               ----------------------------------------------------------
American Century VP Value                                      2006(3)         $13.42       $15.22          2,180,020
                                                               ----------------------------------------------------------
                                                               2005            $13.37       $13.42          1,326,794
                                                               ----------------------------------------------------------
                                                               2004(2)         $12.23       $13.37            714,068
                                                               ----------------------------------------------------------
                                                               2003               ---       $12.23            132,193
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 8.07          ---                ---
                                                               ----------------------------------------------------------
                                                               2008            $11.45       $ 8.07          1,476,478
                                                               ----------------------------------------------------------
                                                               2007            $11.60       $11.45          1,899,707
                                                               ----------------------------------------------------------
Direxion Evolution VP All-Cap Equity(6)                        2006(3)         $10.75       $11.60          1,869,403
                                                               ----------------------------------------------------------
                                                               2005            $10.23       $10.75            608,262
                                                               ----------------------------------------------------------
                                                               2004(2)         $10.00       $10.23            102,089
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 8.65          ---                ---
                                                               ----------------------------------------------------------
                                                               2008            $ 8.76       $ 8.65            897,725
                                                               ----------------------------------------------------------
                                                               2007            $ 9.05       $ 8.76          1,000,016
Direxion Evolution VP Managed Bond(6)                          ----------------------------------------------------------
                                                               2006(3)         $ 9.25       $ 9.05          1,098,288
                                                               ----------------------------------------------------------
                                                               2005            $10.08       $ 9.25            358,195
                                                               ----------------------------------------------------------
                                                               2004(2)         $10.00       $10.08             74,722
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 6.15       $ 9.25             50,876
                                                               ----------------------------------------------------------
                                                               2008            $10.93       $ 6.15             38,403
                                                               ----------------------------------------------------------
                                                               2007            $ 9.98       $10.93             28,003
Dreyfus IP Technology Growth                                   ----------------------------------------------------------
                                                               2006(3)         $10.02       $ 9.98             23,895
                                                               ----------------------------------------------------------
                                                               2005            $10.11       $10.02             14,652
                                                               ----------------------------------------------------------
                                                               2004(2)         $10.00       $10.11                299
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                             ACCUMULATION UNIT VALUE
                                                                             -----------------------      ACCUMULATION
                                                                              BEGINNING     END OF     UNITS OUTSTANDING
                         SUBACCOUNT                             YEAR          OF PERIOD     PERIOD      AT END OF PERIOD
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 8.36       $10.46            509,348
                                                               ----------------------------------------------------------
                                                               2008            $13.96       $ 8.36            613,190
                                                               ----------------------------------------------------------
                                                               2007            $14.04       $13.96            652,726
Dreyfus VIF International Value                                ----------------------------------------------------------
                                                               2006(3)         $11.98       $14.04            872,239
                                                               ----------------------------------------------------------
                                                               2005            $11.20       $11.98            754,900
                                                               ----------------------------------------------------------
                                                               2004(2)         $10.00       $11.20            443,735
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 6.75       $ 8.77            104,068
                                                               ----------------------------------------------------------
Franklin Income Securities(5)                                  2008            $10.03       $ 6.75             62,277
                                                               ----------------------------------------------------------
                                                               2007            $10.00       $10.03              1,541
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 5.94       $ 7.34            543,742
                                                               ----------------------------------------------------------
Franklin Small Cap Value Securities(5)                         2008            $ 9.26       $ 5.94             12,261
                                                               ----------------------------------------------------------
                                                               2007            $10.00       $ 9.26                  0
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 6.58       $ 9.31            448,719
                                                               ----------------------------------------------------------
                                                               2008            $14.30       $ 6.58            471,292
                                                               ----------------------------------------------------------
                                                               2007            $14.74       $14.30            490,400
                                                               ----------------------------------------------------------
Invesco V.I. Basic Value (formerly AIM V.I. Basic              2006(3)         $13.63       $14.74            772,595
Value)                                                         ----------------------------------------------------------
                                                               2005            $13.50       $13.63            877,032
                                                               ----------------------------------------------------------
                                                               2004(2)         $12.72       $13.50            482,437
                                                               ----------------------------------------------------------
                                                               2003               ---       $12.72             37,206
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 4.98       $ 6.77            640,828
                                                               ----------------------------------------------------------
Invesco V.I. Capital Development(5) (formerly AIM V.I.         2008            $ 9.84       $ 4.98            813,539
Capital Development)                                           ----------------------------------------------------------
                                                               2007            $10.00       $ 9.84            993,524
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 9.11       $11.14             41,266
                                                               ----------------------------------------------------------
                                                               2008            $13.34       $ 9.11             44,983
                                                               ----------------------------------------------------------
                                                               2007            $12.46       $13.34             44,484
                                                               ----------------------------------------------------------
Invesco V.I. Global Health Care (formerly AIM V.I.             2006(3)         $12.36       $12.46             45,556
Global Health Care)                                            ----------------------------------------------------------
                                                               2005            $11.94       $12.36             39,879
                                                               ----------------------------------------------------------
                                                               2004(2)         $11.59       $11.94             23,325
                                                               ----------------------------------------------------------
                                                               2003               ---       $11.59              6,795
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $11.94       $15.03            272,899
                                                               ----------------------------------------------------------
                                                               2008            $22.52       $11.94            234,077
                                                               ----------------------------------------------------------
                                                               2007            $24.91       $22.52            249,232
                                                               ----------------------------------------------------------
Invesco V.I. Global Real Estate (formerly AIM V.I. Global      2006(3)         $18.24       $24.91            272,807
Real Estate)                                                   ----------------------------------------------------------
                                                               2005            $16.68       $18.24            265,785
                                                               ----------------------------------------------------------
                                                               2004(2)         $12.75       $16.68            161,870
                                                               ----------------------------------------------------------
                                                               2003               ---       $12.75             22,672
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 9.95       $12.85          1,641,920
                                                               ----------------------------------------------------------
                                                               2008            $17.47       $ 9.95          1,783,140
                                                               ----------------------------------------------------------
                                                               2007            $15.95       $17.47          1,782,347
Invesco V.I. International Growth (formerly AIM V.I.           ----------------------------------------------------------
International Growth)                                          2006(3)         $13.03       $15.95          1,016,213
                                                               ----------------------------------------------------------
                                                               2005            $11.56       $13.03            827,995
                                                               ----------------------------------------------------------
                                                               2004(2)         $10.00       $11.56            490,166
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                             ACCUMULATION UNIT VALUE
                                                                             -----------------------      ACCUMULATION
                                                                              BEGINNING     END OF     UNITS OUTSTANDING
                         SUBACCOUNT                             YEAR          OF PERIOD     PERIOD      AT END OF PERIOD
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $10.35       $12.87             79,382
                                                               ----------------------------------------------------------
                                                               2008            $15.16       $10.35             68,266
                                                               ----------------------------------------------------------
                                                               2007            $14.49       $15.16             51,565
                                                               ----------------------------------------------------------
Invesco V.I. Mid Cap Core Equity (formerly AIM V.I. Mid        2006(3)         $13.64       $14.49             45,177
Cap Core Equity)                                               ----------------------------------------------------------
                                                               2005            $13.28       $13.64             31,329
                                                               ----------------------------------------------------------
                                                               2004(2)         $12.21       $13.28             12,624
                                                               ----------------------------------------------------------
                                                               2003               ---       $12.21                888
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 5.76       $ 7.96             20,486
                                                               ----------------------------------------------------------
Janus Aspen Enterprise(5)                                      2008            $10.71       $ 5.76            844,080
                                                               ----------------------------------------------------------
                                                               2007            $10.00       $10.71             13,091
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 6.31       $ 7.40          1,140,750
                                                               ----------------------------------------------------------
Janus Aspen INTECH Risk-Managed Core(5,6)                      2008            $10.33       $ 6.31          1,183,997
                                                               ----------------------------------------------------------
                                                               2007            $10.00       $10.33          1,378,572
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 6.04       $ 7.87          2,451,042
                                                               ----------------------------------------------------------
Janus Aspen Janus Portfolio(5)                                 2008            $10.49       $ 6.04          1,940,390
                                                               ----------------------------------------------------------
                                                               2007            $10.00       $10.49          1,124,269
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 5.58       $ 7.17             76,116
Legg Mason ClearBridge Variable Aggressive Growth              ----------------------------------------------------------
(formerly Legg Mason Partners Variable Aggressive              2008            $ 9.80       $ 5.58             10,445
Growth)(5)                                                     ----------------------------------------------------------
                                                               2007            $10.00       $ 9.80              8,603
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 5.81       $ 7.94            762,998
Legg Mason ClearBridge Variable Small Cap Growth               ----------------------------------------------------------
(formerly Legg Mason Partners Variable Small Cap               2008            $10.23       $ 5.81            780,999
Growth)(5)                                                     ----------------------------------------------------------
                                                               2007            $10.00       $10.23              2,770
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 6.67       $ 9.88            635,220
Legg Mason Western Asset Variable Global High Yield Bond       ----------------------------------------------------------
(formerly Legg Mason Partners Variable Global High             2008            $10.07       $ 6.67            577,032
Yield Bond)(5)                                                 ----------------------------------------------------------
                                                               2007            $10.00       $10.07                433
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 5.75       $ 7.19          1,375,472
                                                               ----------------------------------------------------------
MFS(R) VIT Research International(5)                           2008            $10.45       $ 5.75             20,237
                                                               ----------------------------------------------------------
                                                               2007            $10.00       $10.45              2,850
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 7.37       $ 8.31             27,402
                                                               ----------------------------------------------------------
MFS(R) VIT Total Return(5)                                     2008            $ 9.92       $ 7.37             10,539
                                                               ----------------------------------------------------------
                                                               2007            $10.00       $ 9.92                593
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 6.57       $ 8.35             92,239
                                                               ----------------------------------------------------------
MFS(R) VIT Utilities(5)                                        2008            $11.03       $ 6.57             17,899
                                                               ----------------------------------------------------------
                                                               2007            $10.00       $11.03             76,883
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 6.88       $ 8.12             36,114
                                                               ----------------------------------------------------------
Mutual Global Discovery Securities(5)                          2008            $10.04       $ 6.88            811,721
                                                               ----------------------------------------------------------
                                                               2007            $10.00       $10.04            832,817
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 9.66       $12.15              4,206
                                                               ----------------------------------------------------------
                                                               2008            $16.66       $ 9.66              7,623
Neuberger Berman AMT Socially Responsive(4)                    ----------------------------------------------------------
                                                               2007            $16.21       $16.66                225
                                                               ----------------------------------------------------------
                                                               2006            $10.00       $16.21                219
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 5.91       $ 6.17             82,413
                                                               ----------------------------------------------------------
Oppenheimer Core Bond Fund/VA(5)                               2008            $10.13       $ 5.91            102,403
                                                               ----------------------------------------------------------
                                                               2007            $10.00       $10.13          1,762,644
-------------------------------------------------------------------------------------------------------------------------

                                       15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                             ACCUMULATION UNIT VALUE
                                                                             -----------------------      ACCUMULATION
                                                                              BEGINNING     END OF     UNITS OUTSTANDING
                         SUBACCOUNT                             YEAR          OF PERIOD     PERIOD      AT END OF PERIOD
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 9.97       $13.07            505,717
                                                               ----------------------------------------------------------
                                                               2008            $16.80       $ 9.97            547,894
                                                               ----------------------------------------------------------
                                                               2007            $17.80       $16.80            638,582
                                                               ----------------------------------------------------------
Oppenheimer Main Street Small Cap Fund(R)/VA                   2006(3)         $16.22       $17.80            433,924
                                                               ----------------------------------------------------------
                                                               2005            $15.44       $16.22            316,481
                                                               ----------------------------------------------------------
                                                               2004(2)         $13.53       $15.44            260,470
                                                               ----------------------------------------------------------
                                                               2003               ---       $13.53             27,124
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 9.78       $11.38             58,533
                                                               ----------------------------------------------------------
                                                               2008            $12.14       $ 9.78             51,992
                                                               ----------------------------------------------------------
                                                               2007            $11.70       $12.14             86,045
                                                               ----------------------------------------------------------
PIMCO VIT All Asset                                            2006(3)         $11.68       $11.70             50,467
                                                               ----------------------------------------------------------
                                                               2005            $11.49       $11.68             26,867
                                                               ----------------------------------------------------------
                                                               2004(2)         $10.76       $11.49             13,198
                                                               ----------------------------------------------------------
                                                               2003               ---       $10.76              2,219
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 6.22       $ 8.44             80,432
                                                               ----------------------------------------------------------
PIMCO VIT CommodityRealReturn Strategy(5)                      2008            $11.57       $ 6.22             15,487
                                                               ----------------------------------------------------------
                                                               2007            $10.00       $11.57            520,576
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 8.50       $10.61            411,353
                                                               ----------------------------------------------------------
PIMCO VIT Emerging Markets Bond(5)                             2008            $10.40       $ 8.50             25,435
                                                               ----------------------------------------------------------
                                                               2007            $10.00       $10.40              5,788
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 9.40       $10.41            179,519
                                                               ----------------------------------------------------------
PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)(5)                 2008            $10.06       $ 9.40          1,115,345
                                                               ----------------------------------------------------------
                                                               2007            $10.00       $10.06                183
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 9.00       $ 9.77          2,097,095
                                                               ----------------------------------------------------------
                                                               2008            $ 9.44       $ 9.00          1,693,978
                                                               ----------------------------------------------------------
                                                               2007            $ 9.19       $ 9.44          2,309,209
                                                               ----------------------------------------------------------
PIMCO VIT Low Duration                                         2006(3)         $ 9.23       $ 9.19          2,401,085
                                                               ----------------------------------------------------------
                                                               2005            $ 9.55       $ 9.23          2,176,629
                                                               ----------------------------------------------------------
                                                               2004(2)         $ 9.79       $ 9.55          1,113,994
                                                               ----------------------------------------------------------
                                                               2003               ---       $ 9.79            151,464
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 9.59       $10.87            243,459
                                                               ----------------------------------------------------------
                                                               2008            $10.78       $ 9.59            261,851
                                                               ----------------------------------------------------------
                                                               2007            $10.18       $10.78            227,675
                                                               ----------------------------------------------------------
PIMCO VIT Real Return                                          2006(3)         $10.55       $10.18            356,743
                                                               ----------------------------------------------------------
                                                               2005            $10.80       $10.55            305,978
                                                               ----------------------------------------------------------
                                                               2004(2)         $10.36       $10.80            200,767
                                                               ----------------------------------------------------------
                                                               2003               ---       $10.36              6,732
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 6.68          ---                ---
                                                               ----------------------------------------------------------
PIMCO VIT Small Cap StocksPLUS(R) TR(5,6)                      2008            $10.35       $ 6.68              1,139
                                                               ----------------------------------------------------------
                                                               2007            $10.00       $10.35                  0
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                             ACCUMULATION UNIT VALUE
                                                                             -----------------------      ACCUMULATION
                                                                              BEGINNING     END OF     UNITS OUTSTANDING
                         SUBACCOUNT                             YEAR          OF PERIOD     PERIOD      AT END OF PERIOD
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 5.24       $ 7.93             14,165
                                                               ----------------------------------------------------------
Royce Micro-Cap(5)                                             2008            $ 9.65       $ 5.24            230,081
                                                               ----------------------------------------------------------
                                                               2007            $10.00       $ 9.65              1,393
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 7.38       $ 8.36             12,812
                                                               ----------------------------------------------------------
Rydex | SGI VT All-Asset Aggressive Strategy(5,8)              2008            $10.28       $ 7.38                  0
                                                               ----------------------------------------------------------
                                                               2007            $10.00       $10.28                  0
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 8.77       $ 8.82            119,417
                                                               ----------------------------------------------------------
Rydex | SGI VT All-Asset Conservative Strategy(5,8)            2008            $10.27       $ 8.77            103,489
                                                               ----------------------------------------------------------
                                                               2007            $10.00       $10.27              5,553
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 8.11       $ 8.68             32,536
                                                               ----------------------------------------------------------
Rydex | SGI VT All-Asset Moderate Strategy(5,8)                2008            $10.27       $ 8.11             18,046
                                                               ----------------------------------------------------------
                                                               2007            $10.00       $10.27                796
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $10.00       $12.19             96,143
                                                               ----------------------------------------------------------
                                                               2008            $17.63       $10.00            112,378
                                                               ----------------------------------------------------------
                                                               2007            $15.00       $17.63            216,902
                                                               ----------------------------------------------------------
Rydex | SGI VT All-Cap Opportunity(8)                          2006(3)         $14.07       $15.00            193,612
                                                               ----------------------------------------------------------
                                                               2005            $12.92       $14.07            146,776
                                                               ----------------------------------------------------------
                                                               2004(2)         $12.19       $12.92            115,452
                                                               ----------------------------------------------------------
                                                               2003               ---       $12.19              5,095
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 6.95       $ 8.84            160,441
                                                               ----------------------------------------------------------
                                                               2008            $11.78       $ 6.95            129,452
                                                               ----------------------------------------------------------
                                                               2007            $11.97       $11.78            188,684
                                                               ----------------------------------------------------------
Rydex | SGI VT All Cap Value(8)                                2006(3)         $10.52       $11.97            198,201
                                                               ----------------------------------------------------------
                                                               2005            $10.59       $10.52            492,064
                                                               ----------------------------------------------------------
                                                               2004(2)         $ 9.67       $10.59            272,765
                                                               ----------------------------------------------------------
                                                               2003               ---       $ 9.67             11,423
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 9.76       $12.14             22,747
                                                               ----------------------------------------------------------
                                                               2008            $15.57       $ 9.76             29,746
                                                               ----------------------------------------------------------
                                                               2007            $13.76       $15.57             32,541
                                                               ----------------------------------------------------------
Rydex | SGI VT Alpha Opportunity(8)                            2006(3)         $12.71       $13.76             21,266
                                                               ----------------------------------------------------------
                                                               2005            $12.44       $12.71             17,302
                                                               ----------------------------------------------------------
                                                               2004(2)         $11.55       $12.44             15,207
                                                               ----------------------------------------------------------
                                                               2003               ---       $11.55                169
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                             ACCUMULATION UNIT VALUE
                                                                             -----------------------      ACCUMULATION
                                                                              BEGINNING     END OF     UNITS OUTSTANDING
                         SUBACCOUNT                             YEAR          OF PERIOD     PERIOD      AT END OF PERIOD
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 8.69       $ 9.97           338,922
                                                               ----------------------------------------------------------
                                                               2008            $14.74       $ 8.69           721,760
                                                               ----------------------------------------------------------
                                                               2007            $14.14       $14.74           784,775
                                                               ----------------------------------------------------------
                                                               2006(3)         $12.59       $14.14         1,193,195
Rydex | SGI VT Global(8)                                       ----------------------------------------------------------
                                                               2005            $11.58       $12.59           564,554
                                                               ----------------------------------------------------------
                                                               2004(2)         $10.18       $11.58           396,190
                                                               ----------------------------------------------------------
                                                               2003            $ 7.41       $10.18           149,380
                                                               ----------------------------------------------------------
                                                               2002(1)         $ 9.56       $ 7.41            16,179
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 8.11       $13.41         1,282,253
                                                               ----------------------------------------------------------
                                                               2008            $12.09       $ 8.11         1,221,949
                                                               ----------------------------------------------------------
                                                               2007            $12.38       $12.09         1,625,290
                                                               ----------------------------------------------------------
                                                               2006(3)         $11.63       $12.38         1,548,976
Rydex | SGI VT High Yield(8)                                   ----------------------------------------------------------
                                                               2005            $11.70       $11.63         1,269,255
                                                               ----------------------------------------------------------
                                                               2004(2)         $10.95       $11.70           662,871
                                                               ----------------------------------------------------------
                                                               2003            $ 9.40       $10.95           147,317
                                                               ----------------------------------------------------------
                                                               2002(1)         $ 9.96       $ 9.40            28,924
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 5.17       $ 6.60           106,905
                                                               ----------------------------------------------------------
                                                               2008            $ 8.58       $ 5.17           114,388
                                                               ----------------------------------------------------------
                                                               2007            $ 9.55       $ 8.58           156,770
                                                               ----------------------------------------------------------
                                                               2006(3)         $ 9.28       $ 9.55           381,506
Rydex | SGI VT Large Cap Concentrated Growth(8)                ----------------------------------------------------------
                                                               2005            $ 8.67       $ 9.28             7,391
                                                               ----------------------------------------------------------
                                                               2004(2)         $ 8.11       $ 8.67             5,798
                                                               ----------------------------------------------------------
                                                               2003               ---       $ 8.11             5,028
                                                               ----------------------------------------------------------
                                                               2002(1)            ---          ---               ---
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 5.26       $ 6.54           167,025
                                                               ----------------------------------------------------------
                                                               2008            $ 8.77       $ 5.26           114,623
                                                               ----------------------------------------------------------
                                                               2007            $ 9.64       $ 8.77           149,525
                                                               ----------------------------------------------------------
                                                               2006(3)         $ 8.92       $ 9.64           892,637
Rydex | SGI VT Large Cap Core(8)                               ----------------------------------------------------------
                                                               2005            $ 8.93       $ 8.92           495,482
                                                               ----------------------------------------------------------
                                                               2004(2)         $ 8.65       $ 8.93           317,502
                                                               ----------------------------------------------------------
                                                               2003            $ 7.42       $ 8.65           118,225
                                                               ----------------------------------------------------------
                                                               2002(1)         $ 8.97       $ 7.42            32,942
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 7.40       $ 8.96         1,477,031
                                                               ----------------------------------------------------------
                                                               2008            $12.31       $ 7.40           521,449
                                                               ----------------------------------------------------------
                                                               2007            $12.15       $12.31           846,347
                                                               ----------------------------------------------------------
                                                               2006            $10.40       $12.15           824,862
Rydex | SGI VT Large Cap Value(8)                              ----------------------------------------------------------
                                                               2005            $ 9.83       $10.40            67,746
                                                               ----------------------------------------------------------
                                                               2004            $ 9.27       $ 9.83            63,353
                                                               ----------------------------------------------------------
                                                               2003            $ 7.51       $ 9.27            25,741
                                                               ----------------------------------------------------------
                                                               2002(1)         $ 9.51       $ 7.51            27,124
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                             ACCUMULATION UNIT VALUE
                                                                             -----------------------      ACCUMULATION
                                                                              BEGINNING     END OF     UNITS OUTSTANDING
                         SUBACCOUNT                             YEAR          OF PERIOD     PERIOD      AT END OF PERIOD
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 8.28       $ 9.96           121,091
                                                               ----------------------------------------------------------
                                                               2008            $11.88       $ 8.28            84,209
                                                               ----------------------------------------------------------
                                                               2007            $11.71       $11.88           130,561
                                                               ----------------------------------------------------------
                                                               2006(3)         $10.91       $11.71            77,481
Rydex | SGI VT Managed Asset Allocation(8)                     ----------------------------------------------------------
                                                               2005            $10.92       $10.91            43,635
                                                               ----------------------------------------------------------
                                                               2004(2)         $10.30       $10.92            34,605
                                                               ----------------------------------------------------------
                                                               2003               ---       $10.30            21,211
                                                               ----------------------------------------------------------
                                                               2002(1)            ---          ---               ---
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 5.49       $ 7.56           228,596
                                                               ----------------------------------------------------------
                                                               2008            $ 9.54       $ 5.49           239,902
                                                               ----------------------------------------------------------
                                                               2007            $11.13       $ 9.54         1,369,694
                                                               ----------------------------------------------------------
                                                               2006(3)         $11.08       $11.13         1,445,861
Rydex | SGI VT Mid Cap Growth(8)                               ----------------------------------------------------------
                                                               2005            $10.73       $11.08           838,334
                                                               ----------------------------------------------------------
                                                               2004(2)         $10.18       $10.73           340,357
                                                               ----------------------------------------------------------
                                                               2003            $ 6.80       $10.18           105,877
                                                               ----------------------------------------------------------
                                                               2002(1)         $ 9.00       $ 6.80            16,426
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $11.27       $15.53           627,239
                                                               ----------------------------------------------------------
                                                               2008            $16.46       $11.27           707,976
                                                               ----------------------------------------------------------
                                                               2007            $16.88       $16.46         1,242,234
                                                               ----------------------------------------------------------
                                                               2006(3)         $15.37       $16.88         1,046,899
Rydex | SGI VT Mid Cap Value(8)                                ----------------------------------------------------------
                                                               2005            $13.82       $15.37           545,001
                                                               ----------------------------------------------------------
                                                               2004(2)         $11.37       $13.82           310,662
                                                               ----------------------------------------------------------
                                                               2003            $ 7.70       $11.37            75,461
                                                               ----------------------------------------------------------
                                                               2002(1)         $ 9.66       $ 7.70            14,448
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 8.71       $ 8.30         1,405,491
                                                               ----------------------------------------------------------
                                                               2008            $ 8.91       $ 8.71         3,195,717
                                                               ----------------------------------------------------------
                                                               2007            $ 8.89       $ 8.91         1,675,131
                                                               ----------------------------------------------------------
                                                               2006(3)         $ 8.89       $ 8.89         1,317,807
Rydex | SGI VT Money Market(8)                                 ----------------------------------------------------------
                                                               2005            $ 9.04       $ 8.89         1,430,503
                                                               ----------------------------------------------------------
                                                               2004(2)         $ 9.38       $ 9.04           652,481
                                                               ----------------------------------------------------------
                                                               2003            $ 9.74       $ 9.38           241,737
                                                               ----------------------------------------------------------
                                                               2002            $ 9.92       $ 9.74             5,425
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 7.73       $ 7.16             9,350
                                                               ----------------------------------------------------------
Rydex | SGI VT Multi-Hedge Strategies(5,8)                     2008            $ 9.94       $ 7.73            13,896
                                                               ----------------------------------------------------------
                                                               2007            $10.00       $ 9.94             1,803
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 6.61       $ 8.55           248,152
                                                               ----------------------------------------------------------
                                                               2008            $13.08       $ 6.61           284,081
                                                               ----------------------------------------------------------
                                                               2007            $12.94       $13.08         1,144,970
                                                               ----------------------------------------------------------
                                                               2006(3)         $12.85       $12.94         1,169,729
Rydex | SGI VT Small Cap Growth(8)                             ----------------------------------------------------------
                                                               2005            $12.49       $12.85           317,696
                                                               ----------------------------------------------------------
                                                               2004(2)         $11.13       $12.49           163,559
                                                               ----------------------------------------------------------
                                                               2003            $ 7.43       $11.13            10,489
                                                               ----------------------------------------------------------
                                                               2002(1)         $ 9.10       $ 7.43             4,650
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       19

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                             ACCUMULATION UNIT VALUE
                                                                             -----------------------      ACCUMULATION
                                                                              BEGINNING     END OF     UNITS OUTSTANDING
                         SUBACCOUNT                             YEAR          OF PERIOD     PERIOD      AT END OF PERIOD
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $10.15       $15.16           279,828
                                                               ----------------------------------------------------------
                                                               2008            $17.27       $10.15            52,104
                                                               ----------------------------------------------------------
                                                               2007            $16.36       $17.27            88,781
                                                               ----------------------------------------------------------
                                                               2006(3)         $15.07       $16.36            69,570
Rydex | SGI VT Small Cap Value(8)                              ----------------------------------------------------------
                                                               2005            $13.74       $15.07            50,973
                                                               ----------------------------------------------------------
                                                               2004(2)         $11.93       $13.74            34,576
                                                               ----------------------------------------------------------
                                                               2003            $ 8.26       $11.93             8,353
                                                               ----------------------------------------------------------
                                                               2002(1)         $10.17       $ 8.26             1,479
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 8.63       $ 8.96         1,850,789
                                                               ----------------------------------------------------------
                                                               2008            $ 9.87       $ 8.63         1,330,485
                                                               ----------------------------------------------------------
                                                               2007            $10.02       $ 9.87           788,527
                                                               ----------------------------------------------------------
                                                               2006(3)         $10.08       $10.02         2,481,624
Rydex | SGI VT U.S. Intermediate Bond(8)                       ----------------------------------------------------------
                                                               2005            $10.34       $10.08         1,968,468
                                                               ----------------------------------------------------------
                                                               2004(2)         $10.41       $10.34         1,341,795
                                                               ----------------------------------------------------------
                                                               2003            $10.53       $10.41           282,307
                                                               ----------------------------------------------------------
                                                               2002(1)         $10.15       $10.53            48,362
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 7.25          ---               ---
                                                               ----------------------------------------------------------
Rydex VT Hedged Equity(5)                                      2008            $ 9.94       $ 7.25             1,459
                                                               ----------------------------------------------------------
                                                               2007            $10.00       $ 9.94               894
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 7.38       $ 6.57                 0
                                                               ----------------------------------------------------------
Rydex VT Multi-Cap Core Equity(5,6)                            2008            $ 9.24       $ 7.38                 0
                                                               ----------------------------------------------------------
                                                               2007            $10.00       $ 9.24                 0
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 6.19       $ 7.51           173,022
                                                               ----------------------------------------------------------
                                                               2008            $10.36       $ 6.19           195,909
                                                               ----------------------------------------------------------
                                                               2007            $10.71       $10.36           234,147
                                                               ----------------------------------------------------------
SBL Enhanced Index(7)                                          2006(3)         $ 9.68       $10.71         1,398,153
                                                               ----------------------------------------------------------
                                                               2005            $ 9.63       $ 9.68            59,137
                                                               ----------------------------------------------------------
                                                               2004(2)         $ 9.15       $ 9.63           121,648
                                                               ----------------------------------------------------------
                                                               2003               ---       $ 9.15            10,228
-------------------------------------------------------------------------------------------------------------------------
                                                               2009               ---          ---               ---
                                                               ----------------------------------------------------------
                                                               2008               ---          ---               ---
                                                               ----------------------------------------------------------
                                                               2007               ---          ---               ---
                                                               ----------------------------------------------------------
                                                               2006(3)         $ 8.55          ---               ---
SBL Large Cap Growth                                           ----------------------------------------------------------
                                                               2005            $ 8.64       $ 8.55         1,292,926
                                                               ----------------------------------------------------------
                                                               2004(2)         $ 8.74       $ 8.64           617,257
                                                               ----------------------------------------------------------
                                                               2003            $ 7.36       $ 8.74           107,263
                                                               ----------------------------------------------------------
                                                               2002(1)         $ 8.73       $ 7.36            28,836
-------------------------------------------------------------------------------------------------------------------------
                                                               2009               ---          ---               ---
                                                               ----------------------------------------------------------
                                                               2008               ---          ---               ---
                                                               ----------------------------------------------------------
                                                               2007               ---          ---               ---
                                                               ----------------------------------------------------------
                                                               2006(3)         $ 9.84          ---               ---
SBL Main Street Growth & Income(R)                             ----------------------------------------------------------
                                                               2005            $ 9.75       $ 9.84           112,272
                                                               ----------------------------------------------------------
                                                               2004(2)         $ 9.37       $ 9.75            89,790
                                                               ----------------------------------------------------------
                                                               2003            $ 7.75       $ 9.37            90,456
                                                               ----------------------------------------------------------
                                                               2002(1)         $ 9.43       $ 7.75            15,028
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       20

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                             ACCUMULATION UNIT VALUE
                                                                             -----------------------      ACCUMULATION
                                                                              BEGINNING     END OF     UNITS OUTSTANDING
                         SUBACCOUNT                             YEAR          OF PERIOD     PERIOD      AT END OF PERIOD
-------------------------------------------------------------------------------------------------------------------------
                                                               2009               ---          ---               ---
                                                               ----------------------------------------------------------
                                                               2008               ---          ---               ---
                                                               ----------------------------------------------------------
                                                               2007               ---          ---               ---
                                                               ----------------------------------------------------------
                                                               2006(3)         $ 9.11          ---               ---
SBL Social Awareness                                           ----------------------------------------------------------
                                                               2005            $ 9.06       $ 9.11             1,318
                                                               ----------------------------------------------------------
                                                               2004(2)         $ 9.00       $ 9.06               ---
                                                               ----------------------------------------------------------
                                                               2003               ---       $ 9.00               ---
                                                               ----------------------------------------------------------
                                                               2002(1)            ---          ---               ---
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 5.83       $ 7.17            74,502
                                                               ----------------------------------------------------------
Van Kampen LIT Comstock(5)                                     2008            $ 9.49       $ 5.83            11,224
                                                               ----------------------------------------------------------
                                                               2007            $10.00       $ 9.49             2,377
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 9.99       $ 9.65           575,904
                                                               ----------------------------------------------------------
Van Kampen LIT Government(5)                                   2008            $10.28       $ 9.99           650,189
                                                               ----------------------------------------------------------
                                                               2007            $10.00       $10.28           928,994
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 4.82       $ 7.86           252,745
                                                               ----------------------------------------------------------
Van Kampen UIF Emerging Markets Equity(5)                      2008            $11.64       $ 4.82            53,532
                                                               ----------------------------------------------------------
                                                               2007            $10.00       $11.64            82,774
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 7.31       $ 8.58            21,592
                                                               ----------------------------------------------------------
Van Kampen UIF Equity and Income(5)                            2008            $ 9.88       $ 7.31            12,321
                                                               ----------------------------------------------------------
                                                               2007            $10.00       $ 9.88                 0
-------------------------------------------------------------------------------------------------------------------------

(1)   For the period of June 1, 2002 (date of inception) through December 31,
      2002.

(2) For the period of time of April 29, 2004 (date of inception) through December 31, 2004 for the Invesco V.I. International Growth, Direxion Evolution VP All-Cap Equity, Direxion Evolution VP Managed Bond, Dreyfus IP Technology Growth, and Dreyfus VIF International Value Subaccounts.

(3) For the period of time of January 1, 2006 through June 16, 2006 for the SBL Large Cap Growth, SBL Main Street Growth and Income, and SBL Social Awareness Subaccounts. On June 16, 2006, the funds underlying these Subaccounts were reorganized into SBL Fund Series Y (Select 25), SBL Fund Series H (Enhanced Index), and Neuberger Berman AMT Socially Responsive Portfolio, respectively, and Contract Value allocated to these Subaccounts on that date was transferred to the SBL Select 25, SBL Enhanced Index, and Neuberger Berman AMT Socially Responsive Subaccounts, respectively. Accordingly, there were no accumulation unit values or outstanding units on or after June 16, 2006, for those subaccounts.

(4) For the period May 1, 2006 (the date first publicly offered) to December 31, 2006.

(5) For the period August 1, 2007 (the date first publicly offered) to December 31, 2007.

(6) Effective November 30, 2009, December 23, 2009, April 23, 2010 and April 30, 2010 respectively, the PIMCO VIT Small Cap StocksPLUS(R) TR Fund, the Direxion Evolution VP All-Cap Equity and Direxion Evolution VP Managed Bond Funds, the Rydex VT Multi-Cap Core Equity Fund, and the Janus Aspen INTECH Risk-Managed Core Fund were liquidated and therefore the Subaccounts that invested in these Funds are no longer available for investment.

(7) Effective April 23, 2010, the SBL Enhanced Index subaccount merged into the Rydex | SGI Equity subaccount which was renamed the Rydex | SGI VT Large Cap Core subaccount.

(8) Effective May 1, 2010, the SBL Fund and its respective series will be marketed with the name "Rydex| SGI." Although SBL Fund's legal name will not change, it and its series will be marketed with the name Rydex|SGI. In addition, certain of the Rydex Variable Trust series will be marketed with the name Rydex| SGI.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       21

--------------------------------------------------------------------------------

INFORMATION ABOUT THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS

SECURITY BENEFIT LIFE INSURANCE COMPANY -- The Company is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950.


      On July 31, 1998, the Company converted from a mutual life insurance company to a stock life insurance company controlled by Security Benefit Corporation ("SBC"), and ultimately controlled by Security Benefit Mutual Holding Company ("SBMHC"), a Kansas mutual holding company. Membership interests of persons who were Owners as of July 31, 1998 became membership interests in Security Benefit Mutual Holding Company as of that date, and persons who acquire policies from the Company after that date automatically become members in the mutual holding company. However, see the section "Purchase Transaction and Demutualization" below for a discussion of the proposed demutualization of SBMHC and its impact on membership interests in SBMHC.

      The Company offers life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and in all states except New York. As of the end of 2009, the Company had total assets of approximately $9.9 billion. Together with its affiliates, the Company has total funds under management of approximately $30.6 billion.

PURCHASE TRANSACTION AND DEMUTUALIZATION -- The following describes a proposed transaction (the "Transaction") affecting the Company, its parent, SBC, and SBMHC, the parent company of SBC and the ultimate parent company of the Company.

      THE TRANSACTION. On February 15, 2010, SBMHC and certain affiliates entered into a definitive purchase and sale agreement with Guggenheim SBC Holdings, LLC (the "Investor"), an investment vehicle for an investor group led by Guggenheim Partners, LLC, which is a global, independent, privately-held, diversified financial services firm with more than $100 billion in assets under supervision. Pursuant to the purchase and sale agreement, the Investor would purchase and receive a 100% ownership stake in SBC and consequently acquire control of the Company. In particular, after the closing of the Transaction, the Company would remain a direct wholly-owned subsidiary of SBC, and SBC would be a direct wholly-owned subsidiary of the Investor.

      SBMHC expects the Transaction to close late in the second or early in the third quarter of 2010, although it is subject to various conditions, including regulatory approvals, and may be delayed or terminated due to unforeseen circumstances. Under the terms of the purchase and sale agreement, as amended, absent election by SBMHC to take certain actions, the Investor may not unilaterally terminate the agreement until, at the earliest, February 28, 2011 (the "Permitted Termination Date"), unless (i) SBMHC or SBC breaches the purchase and sale agreement or any ancillary agreement such that any of the conditions to the obligation of the Investor to close the Transaction would not be met and SBMHC or SBC fails to cure such breach within 30 days after receipt of written notice of such breach from the Investor or (ii) one or more unforeseen events occur that make impossible satisfaction of the conditions to the Investor's obligation to close and the Investor is not in breach of the purchase and sale agreement or any ancillary agreement (each of (i) and (ii) an "Investor Termination Event").

      DEMUTUALIZATION AND DISSOLUTION. The Transaction, if effected, would be accompanied by the demutualization of SBMHC, pursuant to which eligible Contract owners would receive, subject to certain creditor claims that might be made against SBMHC, cash payments or policy credits (depending on their specific circumstances) in connection with the extinguishment of their SBMHC membership interests. The amount of such cash payment or policy credit is expected to be up to approximately $100 per Contract owner. Upon or after funding for or distribution of the cash payments or policy credits to its members, SBMHC would be dissolved. Completion of the demutualization is a condition to closing of the Transaction. Contract owners as of the close of business on March 2, 2010 (the "Record Date") hold membership interests in SBMHC.

     The Transaction and a related Demutualization and Dissolution Plan of SBMHC have been approved by the SBMHC Board of Directors. The Demutualization and Dissolution Plan is subject to regulatory approval by the Commissioner of Insurance of the State of Kansas (the "Commissioner") and approval by eligible Contract owners to the extent required by applicable law.

      ELIGIBILITY. Under Kansas law, owners of Contracts that are in force on the Record Date will generally be eligible to vote on the demutualization and dissolution of SBMHC and to receive consideration in the demutualization. In the case of group Contracts, generally it is the owner of the Contract who holds the membership interest in SBMHC. Therefore, participants under group Contracts, including participants who hold a certificate under a group Contract, are not members of SBMHC and thus are not eligible to vote on the demutualization and dissolution or to receive any direct consideration in the demutualization. However, to the extent that a group Contract receives consideration in the form of a policy credit, such credit will be allocated to individual participant accounts in the group.

      In addition, eligible Contract owners whose Contracts were issued in connection with a qualified plan may not receive a cash payment or policy credit in connection with the demutualization if SBMHC and the Company do not timely receive from the U.S. Department of Labor and the U.S. Internal Revenue Service certain rulings to avoid potential adverse tax consequences to those Contract owners. SBMHC expects to effect the demutualization and extinguish the membership interests even if it does not yet have the desired rulings and the Company will hold in trust any amounts due those Contract owners. If the rulings have not been received by December 31, 2010 (or such later date as may be required by the Commissioner), the amounts will be retained in the Company's General Account and will not be paid.


--------------------------------------------------------------------------------
                                       22

     IMPACT OF DEMUTUALIZATION. The demutualization would not result in any changes to the terms of the Contracts. For example, the demutualization would not affect your Contract premiums, and it would not reduce your Contract benefits. All premiums and Contract benefits would continue to be governed by the terms of your Contract and by applicable law. However, once the demutualization is completed and closes, ownership of a Contract will no longer create a membership interest in SBMHC.

      MEMBER INFORMATION BOOKLET. Owners entitled to vote on the demutualization and dissolution of SBMHC were mailed and should have received a Member Information Booklet, which is a detailed information statement regarding the Transaction, as well as a notice of a hearing on the demutualization and dissolution of SBMHC to be conducted by the Commissioner. Such Contract owners have been requested to vote on the demutualization and dissolution of SBMHC either in person or by proxy. You may obtain the complete Member Information Booklet by visiting our website at https://www.securitybenefit.com/#1294 or by contacting us at 1-800-888-2461. Among other things, the Member Information Booklet notes a number of factors that relate to the decision by SBMHC's board of directors (the "Board") to recommend the demutualization and dissolution of SBMHC (and thus, in effect, the Transaction) to its members.

      REASONS FOR THE TRANSACTION. Over the past two years, SBMHC's management and the Board considered a variety of strategic initiatives aimed at (i) better assuring that the Company's policy obligations will be met, (ii) raising significant amounts of new capital, (iii) increasing liquidity at the Company; and (iv) obtaining an investment grade financial strength rating from the various rating agencies. After exploring a number of different options, the Board concluded that the Transaction is in the best interests of the Company and its contract owners as it is expected to significantly improve the Company's financial condition by permitting the Company to operate with a stronger capital position, better prospects, and higher financial ratings and, therefore, greater assurance that the Company will fulfill its obligations to its contract owners. In particular, the Company has already received $175 million of new capital in connection with the Transaction, and approximately $175 million more is expected to be contributed to the Company's capital if the Transaction is consummated.

      The Board's initiatives were prompted by the deterioration of the Company's capital and surplus position in 2008 and 2009 due to, among other things, realized and unrealized losses on collateralized debt obligations and other investments. These losses, when combined with the impacts of lower equity markets on revenues and increased reserve requirements, resulted in a significant decline in the Company's capital and surplus of more than 50% since the middle of 2008. Moreover, in February 2009, the Company experienced downgrades in its financial strength rating, and in June 2009, the Company's financial strength rating was placed on credit watch negative. As a result of these events, SBMHC has entered into the proposed Transaction to improve the Company's financial condition, to better assure that its obligations to its contract owners will continue to be met and to mitigate regulatory concerns.

      RISK CONSIDERATIONS. As noted above, absent election by SBMHC to take certain actions, the Investor may be able to terminate the agreement upon or after the Permitted Termination Date (or earlier if an Investor Termination Event occurs). If the Transaction does not occur, then, among other things, the Company's financial condition could be impacted as follows:

o The Company would not receive the approximately $175 million of additional capital that the Transaction would provide upon closing;

o Due to the occurrence of other events that may happen if the Transaction is not consummated, the Company might (and in certain circumstances likely would) need to take certain accounting write downs and increase its reserves, which would reduce its capital, perhaps significantly; and

o The Company's financial strength ratings would likely be further downgraded, which would likely increase surrender activity, which, particularly if substantial and occurring in a short timeframe, could have a material adverse affect on the Company's liquidity, financial condition, results of operations, and prospects. A ratings downgrade could also adversely affect SBC's other businesses, which might compound these risks.

      In addition, if the Transaction does not occur, the Company could be subject to regulatory action. Over the past year, the Commissioner has been closely monitoring the Company's financial condition and efforts to secure additional capital to determine whether regulatory action is warranted or required. In the event that the Transaction is not consummated, the Commissioner might take regulatory action that could range from, at a minimum, requiring the Company to submit a risk based capital plan to, at a maximum, placing the Company in receivership, and such other action as the Commissioner deems appropriate. If the Commissioner institutes regulatory proceedings, there can be no assurance that contract owners would be paid in full or on time with respect to any policy obligations that are backed by the Company's General Account, such as amounts allocated to the Fixed Account and guarantees that exceed Contract Value (e.g., guarantees associated with the guaranteed death benefit, guaranteed minimum withdrawal benefit rider, and guaranteed minimum income benefit rider).

      The commissioner of insurance in any state in which the Company conducts business also may force the Company to stop issuing new policies or writing new contracts in that state. Such action by one commissioner could lead to similar actions by other commissioners and have a material adverse effect on the Company's business, financial condition, and results of operations. For example, even if the Transaction is completed, to the extent that any commissioner deems certain intercompany notes between the Company and SBC to be inadmissible assets, such commissioner may conclude that the Company's financial condition is inadequate and, as a result, require that the Company stop writing business within that commissioner's jurisdiction. SBMHC believes, however, that such action is much less likely if the Transaction is consummated than if it is not consummated.


--------------------------------------------------------------------------------
                                       23

      SBMHC expects, as noted above, that the Transaction will close late in the second or early in the third quarter of 2010, and, in the event of any possible delay, intends to pursue the Transaction up to and through the Permitted Termination Date (unless the purchase and sale agreement is terminated earlier by SBMHC, if it becomes permitted and elects to do so, or by the Investor due to the occurrence of an Investor Termination Event). The Company believes that during the pendency of the Transaction it has the ability to continue to operate on an independent basis and to meet contract owner obligations. If the Transaction does not occur, SBMHC will seek other capital raising or restructuring alternatives. Based on its previous efforts, however, SBMHC believes it is unlikely that it would be able to enter into an alternative transaction that would provide a sufficient amount of capital on a timely basis to ensure that the Company will be able to meet its financial obligations to contract owners for the longer term.

      IMPACT OF THE TRANSACTION ON CONTRACT OBLIGATIONS. The amounts that the Company is obligated to pay from its General Account are subject to its financial strength and claims-paying ability. In contrast, the Contract Value that you allocate to the Subaccounts is part of the assets of the Separate Account, which is segregated and cannot be charged with liabilities arising from any other business that the Company may conduct. See "Important Information About Your Benefits Under the Contract."


PUBLISHED RATINGS -- The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A. M. Best Company and Standard & Poor's. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

SEPARATE ACCOUNT -- The Company established the Separate Account under Kansas law on June 26, 2000. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. Kansas law provides that assets in a separate account attributable to the reserves and other liabilities under a contract may not be charged with liabilities arising from any other business that the insurance company conducts if, and to the extent the contract so provides. The Contract contains a provision stating that assets held in the Separate Account may not be charged with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. The Company may transfer to its General Account assets that exceed anticipated obligations of the Separate Account. All obligations arising under the Contract are general corporate obligations of the Company. The Company may invest its own assets in the Separate Account for other purposes, but not to support contracts other than variable annuity contracts, and may accumulate in the Separate Account proceeds from Contract charges and investment results applicable to those assets.

      The Contract provides that the income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Underlying Funds or in other securities or investment vehicles. See "Substitution of Investments."

      The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or the Company.

UNDERLYING FUNDS -- Each Underlying Fund is an open-end management investment company. It is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Underlying Funds. Each Underlying Fund pursues different investment objectives and policies.

      Shares of the Underlying Funds currently are not publicly traded mutual funds. They are available only as investment options in variable annuity or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. Certain Underlying Funds have similar investment objectives and policies to other mutual funds managed by the same adviser. The investment results of the Underlying Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Underlying Funds will be comparable to the investment results of any other fund,

--------------------------------------------------------------------------------
                                       24

--------------------------------------------------------------------------------

even if both the Underlying Fund and the other fund are managed by the same adviser.

      Because the Underlying Funds may serve as investment vehicles for both variable life insurance policies and variable annuity contracts ("mixed funding") and shares of the Underlying Funds also may be sold to separate accounts of other insurance companies ("shared funding"), material conflicts could occur. The Company currently does not foresee any disadvantages to Owners arising from either mixed or shared funding; however, due to differences in tax treatment or other considerations, it is possible that the interests of owners of various contracts for which the Underlying Funds serve as investment vehicles might at some time be in conflict. However, the Company, each Underlying Fund's Board of Directors, and any other insurance companies that participate in the Underlying Funds are required to monitor events in order to identify any material conflicts that arise from the use of the Underlying Funds for mixed and/or shared funding. If such a conflict were to occur, the Company would take steps necessary to protect Owners including withdrawal of the Separate Account from participation in the Underlying Fund(s) involved in the conflict. This might force an Underlying Fund to sell securities at disadvantageous prices.

      A list of each Underlying Fund, its share class, if applicable, a summary of its investment objective, and its investment adviser is set forth at the end of this prospectus. We cannot assure that any Underlying Fund will achieve its objective. More detailed information is contained in the prospectus of each Underlying Fund, including information on the risks associated with its investments and investment techniques.

      PROSPECTUSES FOR THE UNDERLYING FUNDS SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THIS PROSPECTUS BEFORE INVESTING. YOU MAY OBTAIN PROSPECTUSES FOR THE UNDERLYING FUNDS BY CONTACTING THE COMPANY.

      CERTAIN PAYMENTS THE COMPANY AND ITS AFFILIATES RECEIVE WITH REGARD TO THE UNDERLYING FUNDS. The Company (and its affiliates) may receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof. The Company negotiates these payments and thus they differ by Underlying Fund (sometimes substantially), and the amounts the Company (or its affiliates) receive may be significant. Making these payments may provide an adviser, sub-adviser, or distributor (or affiliate thereof) with increased access to the Company and its affiliates involved in the distribution of the Contract. Proceeds from these payments may be used for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract, and, in its role as an intermediary, the Underlying Funds. The Company and its affiliates may profit from these payments.

      12b-1 FEES. The Company and/or its subsidiary, Security Distributors, Inc. ("SDI"), the principal underwriter for the Contract, receive 12b-1 fees from certain of the Underlying Funds that are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and certain other variable insurance contracts issued or administered by the Company (or its affiliates). Rule 12b-1 fees are paid out of Underlying Fund assets as part of the Underlying Fund's total annual underlying fund operating expenses. Payments made out of Underlying Fund assets will reduce the amount of assets that would otherwise be available for investment, and will reduce the Underlying Funds' investment returns. Currently, the Company and SDI receive 12b-1 fees ranging from 0% to 0.25% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Fund.


      PAYMENTS FROM UNDERLYING FUND SERVICE PROVIDERS. The Company (or its affiliates) also receives payments from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds (including affiliated Underlying Funds). These payments may be derived, in whole or in part, from the investment advisory fee deducted from Underlying Fund assets. Owners, through their indirect investment in the Underlying Funds, bear the costs of these investment advisory fees (see the Underlying Funds' prospectuses for more information). These payments usually are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and to certain other variable insurance contracts issued or administered by the Company (or its affiliates). Currently, the Company and its affiliates receive payments that range from 0.00% to 0.60% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Fund.


      OTHER PAYMENTS. An Underlying Fund's adviser, sub-adviser, distributor, or affiliates may provide the Company (or its affiliates) and/or broker-dealers that sell the Contract ("selling firms") with wholesaling services to assist the Company in the distribution of the Contract, may pay the Company (or its affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may provide the Company (or its affiliates) and/or selling firms with occasional gifts, meals, tickets, or other compensation as an incentive to market the Underlying Funds and to cooperate with their promotional efforts.

      For details about the compensation payments the Company makes in connection with the sale of the Contract, see "Sale of the Contract."

--------------------------------------------------------------------------------
                                       25

--------------------------------------------------------------------------------


      TOTAL PAYMENTS. Currently, the Company and its affiliates, including SDI, receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof in the form of 12b-1 fees, and/or other payments that range in total from 0.25% to a maximum of 0.60% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Fund.


      SELECTION OF UNDERLYING FUNDS. The Company selects the Underlying Funds offered through the Contract based on several criteria, including asset class coverage, the strength of the investment adviser's (or sub-adviser's) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor the Company considers during the selection process is whether the Underlying Fund, its adviser, its sub-adviser, or an affiliate will make payments to the Company or its affiliates, as described above. The Company also considers whether the Underlying Fund's adviser is one of its affiliates, and whether the Underlying Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contract. The Company reviews each Underlying Fund periodically after it is selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to an Underlying Fund if it determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant contract owner assets. The Company does not recommend or endorse any particular Underlying Fund, and does not provide investment advice.


SERVICES AND ADMINISTRATION -- The Company has primary responsibility for all administration of the Contracts and the Variable Account. The Company has entered into an administrative services agreement with se(2), inc. ("se2"), 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby se(2) provides certain business process outsourcing services with respect to the Contracts. se(2), inc. may engage other service providers to provide certain administrative functions. se2 is an affiliate of the Company.


THE CONTRACT

GENERAL -- The Company issues the Contract offered by this Prospectus. It is a flexible purchase payment deferred variable annuity. To the extent that you allocate all or a portion of your Purchase Payments to the Subaccounts, the Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than the Company. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options under which the Company will pay periodic annuity payments on a variable basis, a fixed basis or both, beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated Purchase Payments and the amount of interest credited on Contract Value that you have allocated to the Fixed Account.

      The Contract is available for purchase by an individual as a non-tax qualified retirement plan ("Non-Qualified Plan"). The Contract is also eligible for purchase in connection with certain tax qualified retirement plans that meet the requirements of Section 402A, 403(b), 408, or 408A of the Internal Revenue Code ("Qualified Plan"). Certain federal tax advantages are currently available to retirement plans that qualify as (1) annuity purchase plans of public school systems and certain tax-exempt organizations under Section 403(b), or (2) traditional and Roth individual retirement accounts or annuities, including traditional IRAs established by an employer under a simplified employee pension plan or a SIMPLE IRA plan, under Section 408. Joint Owners are permitted only on a Contract issued pursuant to a Non-Qualified Plan. If you are purchasing the Contract as an investment vehicle for a Section 402A, 403(b), 408, or 408A Qualified Plan, you should consider that the Contract does not provide any additional tax advantages beyond those already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.

      Note that for Contracts issued to Massachusetts residents on or after January 1, 2009, a unisex Massachusetts-approved Contract will be issued without regard to where the application was signed.


IMPORTANT INFORMATION ABOUT YOUR BENEFITS UNDER THE CONTRACT -- The benefits under the Contract are paid by us from our General Account assets and/or your Contract Value held in the Separate Account. It is important that you understand that payment of benefits from the Separate Account is not guaranteed and depends upon certain factors discussed below.


      ASSETS IN THE SEPARATE ACCOUNT. Your Contract permits you to allocate Purchase Payments and Contract Value to various Subaccounts. You bear all of the investment risk for allocations to the Subaccounts. Your Contract Value in the Subaccounts is part of the assets of the Separate Account. These assets are segregated and cannot be charged with liabilities arising from any other business that we may conduct.

--------------------------------------------------------------------------------
                                       26

--------------------------------------------------------------------------------

      ASSETS IN THE GENERAL ACCOUNT. The Contract also permits you to allocate Purchase Payments and Contract Value to the Fixed Account. Amounts allocated to the Fixed Account, plus any guarantees under the Contract that exceed your Contract Value (such as those associated with the guaranteed death benefit and any enhanced death benefits provided by rider, a guaranteed minimum withdrawal benefit rider, or a guaranteed minimum income benefit rider), are paid from our General Account. We issue other types of insurance policies and financial products as well, and we pay our obligations under these products from our assets in the General Account.

      Any amounts that we are obligated to pay under the Contract from the General Account are subject to our financial strength. An insurance company's financial strength may be affected by, among other factors, adverse market developments. Adverse market developments may result in, among other things, realized losses on General Account investments, unrealized losses on such investments (which may or may not result in accounting impairments), increased reserve requirements, and a reduction of capital both absolutely and relative to minimum, regulatory required capital (some of which are cash items and some of which are non-cash items). Adverse market developments are an inherent risk to our, and any insurer's, General Account.

      OUR RATINGS. You will find, at www.securitybenefit.com, information on ratings assigned to the Company by third-party rating organizations A.M. Best Company and Standard & Poor's. These ratings, which reflect recent downgrades and adverse market developments, are opinions of our capacity to meet the obligations of our insurance and annuity contracts based on our financial strength.

      FINANCIAL STATEMENTS. We encourage both existing and prospective Contract owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis, as required by our state regulators who oversee our financial strength and/or claims paying ability, and according to Generally Accepted Accounting Principles (GAAP). Our most recently available audited GAAP financial statements are included in the Statement of Additional Information, which is available at no charge by writing us at One Security Benefit Place, Topeka, Kansas 66636, or by calling us at 1-800-888-2461. You also may obtain our most recent quarterly and annual unaudited statutory financial statements, as well as our most recently available annual audited statutory financial statements, by calling us at 1-800-888-2461 or by visiting www.securitybenefit.com. Please note that accounting principles and rules used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from the principles and rules used to prepare GAAP financial statements, and the resulting differences may be material.

APPLICATION FOR A CONTRACT -- If you wish to purchase a Contract, you may submit an application and an initial Purchase Payment to the Company, as well as any other form or information that the Company may require. The Company reserves the right to reject an application or Purchase Payment for any reason, subject to the Company's underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.

      The maximum age of an Owner or Annuitant for which a Contract will be issued is age 90. If there are Joint Owners or Annuitants, the maximum issue age will be determined by reference to the older Owner or Annuitant.


OPTIONAL RIDERS -- Upon your application for the Contract, you may select one or more of the following riders; provided, however, that you may select only one rider that provides a death benefit and may not select riders with total rider charges in excess of 1.60% (1.00% for Contracts issued prior to June 19, 2006 with a 0-Year Alternate Withdrawal Charge Rider):

o     Annual Stepped Up Death Benefit;

o     Extra Credit at 4%;(1)

o     Waiver of Withdrawal Charge; or

o     0-Year or 4-Year Alternate Withdrawal Charge.(1)

(1) The Fixed Account is not available under your Contract if you select the Extra Credit Rider at 4% or the 0-Year or 4-Year Alternate Withdrawal Charge Rider.

The Company makes each rider available only at issue. You cannot change or cancel the rider(s) that you select after they are issued. A RIDER MAY NOT BE AVAILABLE IN ALL STATES. See the detailed description of each rider below.

      For information on riders that are no longer available for purchase, please see Appendix C - Riders Available for Purchase Only Prior to February 1, 2010.

      Please note that any amount that we may pay or make available under any optional rider that is in excess of Contract Value is subject to our financial strength and claims-paying ability.


ANNUAL STEPPED UP DEATH BENEFIT -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

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1.    The sum of all Purchase Payments (not including any Credit Enhancements or
      Bonus Credits), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or

3.    The Stepped Up Death Benefit.

The Stepped Up Death Benefit is the largest result for the following calculation as of the date of receipt of instructions regarding payment of the death benefit:

o The largest Contract Value on any Contract Anniversary that occurs prior to the oldest Owner attaining age 81; plus

o Any Purchase Payments received by the Company since the applicable Contract Anniversary; less

o An adjustment for any withdrawals and withdrawal charges made since the applicable anniversary. In the event of a withdrawal, the Stepped Up Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

      If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be as set forth in item 2 above.

      This rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. See the discussion under "Death Benefit."


EXTRA CREDIT -- This rider makes available a Credit Enhancement, which is an amount added to your Contract Value by the Company. If you elect this rider, the Fixed Account is not available as an investment option under the Contract. A Credit Enhancement of 4% of Purchase Payments, as elected in the application, will be added to Contract Value for each Purchase Payment made in the first Contract Year. PRIOR TO FEBRUARY 1, 2010, A CREDIT ENHANCEMENT OF 3% OR 5% WAS ALSO AVAILABLE FOR ELECTION. Any Credit Enhancement will be allocated among the Subaccounts in the same proportion as your Purchase Payment. This rider is available only if the age of the Owner on the Contract Date is age 80 or younger. You may have in effect on your Contract both the Extra Credit Rider and an Automatic Bonus Credit Rider; provided, however, that each rider calculates the Credit Enhancement amount and Bonus Credit amount, respectively, on the basis of Purchase Payments, which do not include any Credit Enhancement or Bonus Credit. See "Automatic Bonus Credit."

      This rider is available only if the age of the Owner on the Contract Date is age 80 or younger. You may not select an Annuity Start Date that is prior to seven years from the effective date of the rider.


      In the event of a full or partial withdrawal, the Company will recapture all or part of any Credit Enhancement that has not yet vested. An amount equal to 1/7 of the Credit Enhancement will vest as of each anniversary of the rider's date of issue and the Credit Enhancement will be fully vested at the end of seven years from that date. The amount to be forfeited in the event of a withdrawal is equal to a percentage of the Credit Enhancement that has not yet vested. The percentage is determined for each withdrawal as of the date of the withdrawal by dividing:

1. The amount of the withdrawal, including any withdrawal charges, less the Free Withdrawal Amount, by

2.    Contract Value immediately prior to the withdrawal.

      The Company will recapture Credit Enhancements on withdrawals only to the extent that total withdrawals in a Contract Year, including systematic withdrawals, exceed the Free Withdrawal amount. The Free Withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements and/or Bonus Credits, made during the year and, for any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year. In addition, the Company does not recapture Credit Enhancements on withdrawals made to pay the fees of your registered investment adviser, provided that your adviser has entered into a variable annuity adviser agreement with the Company.

      This rider is available only if the age of the Owner at the time the Contract is issued is age 80 or younger. You may not have more than one Extra Credit Rider in effect on your Contract. You may not select an Annuity Start Date that is prior to seven years from the effective date of the rider.

      The Company may recapture Credit Enhancements in the event of a full or partial withdrawal as discussed above. If you exercise your right to return the Contract during the Free-Look period, your Contract Value will be reduced by the value of any Credit Enhancements applied. See "Free-Look Right." In the event of a withdrawal under the terms of the Waiver of Withdrawal Charge Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding such a withdrawal. See "Waiver of Withdrawal Charge." Death benefit proceeds may exclude all or part of any Credit Enhancements. See "Death Benefit" and the discussions of the death benefit riders.

      The Company expects to make a profit from the charge for this rider and funds payment of the Credit Enhancements through the rider charge and the vesting schedule. The Extra Credit Rider would make sense for

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you only if you expect your average annual return (net of expenses of the
Contract and the Underlying Funds) to exceed the applicable amount set forth in the table below, and you do not expect to make Purchase Payments to the Contract after the first Contract Year. The returns below represent the amount that must be earned each year during the seven-year period beginning on the Contract Date to break even on the rider. The rate of return assumes that all Purchase Payments are made during the first Contract Year when the Credit Enhancement is applied to Purchase Payments. If Purchase Payments are made in subsequent Contract Years, the applicable rider charge will be higher and no offsetting Credit Enhancement will be available. As a result, the rate of return required to break even would be higher.

      If your actual returns are greater than the amounts set forth below and you make no Purchase Payments after the first Contract Year, you will profit from the purchase of the rider. If your actual returns are less, for example, in a down market, or if you make additional Purchase Payments that are not eligible for the Credit Enhancement, you will be worse off than if you had not purchased the rider. Please note that the returns below are net of Contract and Underlying Fund expenses so that you would need to earn the amount in the table plus the amount of applicable expenses to break even on the rider.


                    ----------------------------------------
                                          RATE OF RETURN
                      INTEREST RATE      (NET OF EXPENSES)
                    ----------------------------------------
                           3%*                 -5.00%
                           4%                  -1.50%
                           5%*                  0.80%
                    ----------------------------------------

* Effective February 1, 2010, the 3% and 5% Credit Enhancements are no longer available for election with the Extra Credit rider.


      The Internal Revenue Code generally requires that interests in a Qualified Contract be nonforfeitable, and it is unclear whether the Credit Enhancement feature is consistent with those requirements. Consult a tax advisor before purchasing this rider as part of a Qualified Contract.


      Prior to May 1, 2010, the Company paid an additional Credit Enhancement to customers of broker-dealers that were concerned about the suitability of their customers' current contracts due to restrictions under those contracts on actively managed allocations. The Company paid the additional Credit Enhancement in connection with a Contract purchased by customers of such broker-dealers who exchanged their current contract for this Contract and paid a withdrawal charge on the exchange. When such a customer purchased a Credit Enhancement of 5%, the Company added an additional Credit Enhancement to the customer's initial Purchase Payment. The Company determined the amount of any additional Credit Enhancement by subtracting the 5% Credit Enhancement from the withdrawal charge amount assessed on the customer's exchanged annuity contract. The Company required that it be notified when a purchase was made that qualified under this provision. There was no charge for this additional Credit Enhancement above the charge for the Extra Credit Rider at 5%. Any additional Credit Enhancement amount was subject to recapture in the event that the Owner exercised his or her right to return the Contract during the Free-Look period and was subject to a withdrawal charge.


WAIVER OF WITHDRAWAL CHARGE -- This rider makes available a waiver of withdrawal charge in the event of your (1) total and permanent disability prior to age 65,
(2) confinement to a nursing home, or (3) terminal illness.

      The rider defines confinement to a hospital or nursing facility, as follows: (1) you have been confined to a "hospital" or "qualified skilled nursing facility" for at least 90 consecutive days prior to the date of the withdrawal; and (2) you are so confined when the Company receives the waiver request and first became so confined after the Contract Date.

      The Company defines terminal illness as follows: (1) the Owner has been diagnosed by a licensed physician with a "terminal illness"; and (2) such illness was first diagnosed after the Contract was issued.

      The Company defines disability as follows: (1) the Owner is unable, because of physical or mental impairment, to perform the material and substantial duties of any occupation for which the Owner is suited by means of education, training or experience; (2) the impairment has been in existence for more than 180 days and began before the Owner attained age 65 and after the Contract Date; and (3) the impairment is expected to result in death or be long-standing and indefinite.

      Prior to making a withdrawal pursuant to this rider, you must submit to the Company a properly completed claim form and a written physician's statement acceptable to the Company. The Company will also accept as proof of disability a certified Social Security finding of disability.

      The Company reserves the right to have a physician of its choice examine the Owner to determine if the Owner is eligible for a waiver.

      If you have also purchased the Extra Credit Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding any withdrawal pursuant to this rider. The amount of Credit Enhancements to be forfeited is a percentage determined by dividing the amount of the withdrawal by the total Purchase Payments made in the 12 months preceding the withdrawal. The maximum percentage that may be forfeited is 100% of Credit Enhancements earned during the 12 months preceding the withdrawal. Note that if you purchase the Contract with this rider after age 65, you will receive no

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benefit from the disability portion of this rider and the annual rider charge will remain the same.

ALTERNATE WITHDRAWAL CHARGE -- This rider makes available an alternative withdrawal charge schedule. If you elect this rider, the Fixed Account is not available as an investment option under the Contract. You may select one of the following schedules at the time of purchase of the rider, which is available only at issue.

             ------------------------------------------------------
                  0-YEAR SCHEDULE              4-YEAR SCHEDULE
             ------------------------------------------------------
              PURCHASE                     PURCHASE
             PAYMENT AGE    WITHDRAWAL    PAYMENT AGE    WITHDRAWAL
             (IN YEARS)       CHARGE      (IN YEARS)      CHARGE
             ------------------------------------------------------
              0 and over        0%             1             7%
                                               2             7%
                                               3             6%
                                               4             5%
                                           5 and over        0%
             ------------------------------------------------------

If you purchase this rider, the withdrawal charge schedule above will apply in lieu of the 7-year withdrawal charge schedule described under "Contingent Deferred Sales Charge." If the 4-Year Alternate Withdrawal Charge Rider has not yet been approved in your state, you may purchase a 3-Year Alternate Withdrawal Charge Rider, which provides a withdrawal charge of 7%, 6%, 5% and 0%, respectively, based upon Purchase Payment age (in years) of 1, 2, 3 and over. If you have also purchased the Extra Credit Rider, you may forfeit all or part of any Credit Enhancement in the event of a full or partial withdrawal. See "Extra Credit.


RIDERS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010 -- A number of other riders previously offered with the Contract are no longer available for purchase. Please refer to Appendix C - Riders Available For Purchase Only Prior To February 1, 2010 for descriptions of these riders.


PURCHASE PAYMENTS -- The minimum initial Purchase Payment for the purchase of a Contract is $10,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $500. The minimum subsequent Purchase Payment if you elect an Automatic Investment Program is $50. The Company may reduce the minimum Purchase Payment requirement under certain circumstances. The Company will not accept without prior Company approval aggregate Purchase Payments in an amount that exceeds $1,000,000 under any variable annuity contract(s) issued by the Company for which you are an Owner and/or Joint Owner.

      The Company will apply the initial Purchase Payment not later than the end of the second Valuation Date after the Valuation Date it is received by the Company; provided that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment. The application form will be provided by the Company. If you submit your application and/or initial Purchase Payment to your registered representative, the Company will not begin processing the application and initial Purchase Payment until the Company receives them from your representative's broker-dealer. If the Company does not receive a complete application, the Company will hold your Purchase Payment in its General Account and will notify you that it does not have the necessary information to issue a Contract and/or apply the Purchase Payment to your Contract. If you do not provide the necessary information to the Company within five Valuation Dates after the Valuation Date on which the Company first receives the initial Purchase Payment or if the Company determines it cannot otherwise issue the Contract and/or apply the Purchase Payment to your Contract, the Company will return the initial Purchase Payment to you unless you consent to the Company retaining the Purchase Payment until the application is made complete.

      The Company will credit subsequent Purchase Payments as of the end of the Valuation Period in which they are received by the Company at its Administrative Office; however, subsequent Purchase Payments received at or after the cut-off time of 3:00 p.m. Central time will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times." Purchase Payments after the initial Purchase Payment may be made at any time prior to the Annuity Start Date, so long as the Owner is living. Subsequent Purchase Payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent Purchase Payments may be paid under an Automatic Investment Program. The initial Purchase Payment required must be paid before the Company will accept the Automatic Investment Program. If you submit a subsequent Purchase Payment to your registered representative, the Company will not begin processing the Purchase Payment until the Company receives it from your representative's broker-dealer.

      If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company also may be required to provide additional information about an Owner's account to government regulators. In addition, the Company may be required to block an Owner's account and thereby refuse to pay any request for transfers, full or partial withdrawals, or death benefits until instructions are received from the appropriate regulator.

AUTOMATIC BONUS CREDIT -- During the period of May 1, 2005 through December 31, 2007, the Company automatically issued a rider, which made available a Bonus Credit; provided, however, that the rider was available only if (1) the Company issued the Contract

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during the period of May 1, 2005 through December 31, 2007; (2) the Contract was issued without a 0-Year Alternate Withdrawal Charge Rider; and (3) the age of any Owner on the Contract Date was 80 or younger.

      The Bonus Credit, which is added to Contract Value, generally is equal to 2% of each Purchase Payment made in the first Contract Year. If the Contract was issued with a 4-Year Alternate Withdrawal Charge Rider, the Bonus Credit is equal to 1% of each Purchase Payment made in the first Contract Year, and if the Contract was issued with a 0-Year Alternate Withdrawal Charge Rider, the Bonus Credit was not available. The Company applies the Bonus Credit to Contract Value at the time the Purchase Payment is effective, and any Bonus Credit is allocated among the Subaccounts in the same proportion as the applicable Purchase Payment. This rider is no longer available, but if your Contract was issued with this rider, you will receive the applicable Bonus Credit amount with respect to all Purchase Payments made during the first Contract Year. If you purchased the Contract in connection with the transfer or exchange of a variable annuity contract issued by another insurance company, the Company made the automatic Bonus Credit available only if your application was submitted during the period of May 1, 2005 through December 31, 2007 and your initial Purchase Payment was received by the Company no later than February 28, 2008.

      The Bonus Credit is subject to any applicable withdrawal charge. There is no charge for this rider.

ALLOCATION OF PURCHASE PAYMENTS -- In an application for a Contract, you select the Subaccounts or the Fixed Account to which Purchase Payments will be allocated. Purchase Payments will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no Purchase Payment allocation is permitted that would result in less than $25.00 per payment being allocated to any one Subaccount or the Fixed Account. The allocations may be a whole dollar amount or a whole percentage. Available allocation alternatives include the Subaccounts and the Fixed Account; provided that the Fixed Account is available under your Contract.

      You may change the Purchase Payment allocation instructions by submitting a proper written request to the Company's Administrative Office. A proper change in allocation instructions will be effective upon receipt by the Company at its Administrative Office and will continue in effect until you submit a change in instructions to the Company. You may make changes in your Purchase Payment allocation and changes to an existing Dollar Cost Averaging or Asset Reallocation Option by telephone provided the proper form is properly completed, signed, and filed at the Company's Administrative Office. Changes in the allocation of future Purchase Payments have no effect on existing Contract Value. You may, however, transfer Contract Value among the Subaccounts and the Fixed Account in the manner described in "Transfers of Contract Value."

DOLLAR COST AVERAGING OPTION -- Prior to the Annuity Start Date, you may dollar cost average your Contract Value by authorizing the Company to make periodic transfers of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfers are effected. Since the price of a Subaccount's Accumulation Units will vary, the amounts transferred to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.

      A Dollar Cost Averaging form is available upon request. On the form, you must designate whether Contract Value is to be transferred on the basis of a specific dollar amount, a fixed period or earnings only, the Subaccount or Subaccounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly, quarterly, semiannual or annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time. The minimum amount that may be transferred to any one Subaccount is $25.00. The Company does not require that transfers be continued over any minimum period of time, although typically dollar cost averaging would extend over a period of at least one year.

      After the Company has received a Dollar Cost Averaging request in proper form at its Administrative Office, the Company will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts you have chosen. The Company will effect each transfer on the date you specify or if no date is specified, on the monthly, quarterly, semiannual or annual anniversary, whichever corresponds to the period selected, of the date of receipt at the Administrative Office of a Dollar Cost Averaging request in proper form. Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted. Amounts periodically transferred under this option are not included in the

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14 transfers per Contract Year that generally are allowed as discussed under
"Transfers of Contract Value."

      You may make changes to the option by writing to the Company's Administrative Office or by telephone provided the proper form is completed, signed, and filed at the Company's Administrative Office. You may instruct the Company at any time to terminate the option by written request to the Company's Administrative Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Dollar Cost Averaging form must be completed and sent to the Administrative Office. The Company requires that you wait at least a month if transfers were made on a monthly basis or one quarter if transfers were made on a quarterly basis before reinstating Dollar Cost Averaging after it has been terminated for any reason. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. The Company does not currently charge a fee for this option.

      You may also dollar cost average Contract Value to or from the Fixed Account, subject to certain restrictions described under "Transfers and Withdrawals from the Fixed Account."

ASSET REALLOCATION OPTION -- Prior to the Annuity Start Date, you may authorize the Company to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the selected period, and Asset Reallocation automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a monthly, quarterly, semiannual or annual basis, as you select. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.

      To elect this option an Asset Reallocation request in proper form must be received by the Company at its Administrative Office. An Asset Reallocation form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.

      Upon receipt of the Asset Reallocation form, the Company will effect a transfer among the Subaccounts based upon the percentages that you selected. Thereafter, the Company will transfer Contract Value to maintain that allocation on each monthly, quarterly, semiannual or annual anniversary, as applicable, of the date of the Company's receipt of the Asset Reallocation request in proper form. The amounts transferred will be credited at the price of the Subaccount as of the end of the Valuation Date on which the transfer is effected. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under "Transfers of Contract Value."

      You may make changes to the option by writing to the Company's Administrative Office or by telephone provided the proper form is completed, signed, and filed at the Company's Administrative Office. You may instruct the Company at any time to terminate this option by written request to the Company's Administrative Office. In that event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Reallocation after it has been canceled, a new Asset Reallocation form must be completed and sent to the Company's Administrative Office. The Company may discontinue, modify, or suspend, and reserves the right to charge a fee for the Asset Reallocation Option at any time. The Company does not currently charge a fee for this option.

      Contract Value allocated to the Fixed Account may be included in the Asset Reallocation option, subject to certain restrictions described in "Transfers and Withdrawals from the Fixed Account."

TRANSFERS OF CONTRACT VALUE -- You may transfer Contract Value among the Subaccounts upon proper written request to the Company's Administrative Office both before and after the Annuity Start Date. You may make transfers (other than transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Options) by telephone if the Electronic Transfer Privilege section of the application or the proper form has been completed, signed and filed at the Company's Administrative Office. The minimum transfer amount is $500, or the amount remaining in a given Subaccount. The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.

      The Company generally effects transfers between Subaccounts at their respective Accumulation Unit values as of the close of the Valuation Period during which the transfer request is received; however, transfer requests received at or after the cut-off time of 3:00 p.m. Central time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times."


      You may also transfer Contract Value to the Fixed Account; however, transfers from the Fixed Account to the Subaccounts are restricted as described in "The Fixed Account." The Company reserves the right to limit the number of transfers to 14 in a Contract Year, although

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the Company does not limit the frequency of transfers with regard to the Rydex |
SGI VT Money Market Subaccount. The Company will so limit your transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount(s) and we believe that suspension of your electronic transfer privileges, as discussed below, does not adequately address your transfer activity. The Company does not assess a transfer fee on transfers.


      FREQUENT TRANSFER RESTRICTIONS. The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the Underlying Fund. These kinds of strategies and transfer activities may disrupt portfolio management of the Underlying Funds in which the Subaccounts invest (such as requiring the Underlying Fund to maintain a high level of cash or causing the Underlying Fund to liquidate investments prematurely to pay withdrawals), hurt Underlying Fund performance, and drive Underlying Fund expenses (such as brokerage and administrative expenses) higher. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, the risk exists that the Underlying Funds may suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of the affected Underlying Fund, Owners and Participants with Contract Value allocated to the corresponding Subaccount (as well as their Designated Beneficiaries and Annuitants) and long-term investors who do not generate these costs.

      The Company has in place policies and procedures designed to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount (regardless of the number of previous transfers the Owner or Participant has made during the Contract Year). In making this determination, we monitor transfers among the Subaccounts and the Fixed Account and consider, among other things, the following factors:

o     the total dollar amount being transferred;

o     the number of transfers you made within the previous 12 months;

o     transfers to and from (or from and to) the same Subaccount;

o whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and

o whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Owners in the group.


      If the Company determines that your transfer patterns among the Subaccounts and the Fixed Account are disruptive to the Underlying Funds or potentially disadvantageous to Owners and Participants, the Company may send you a letter notifying you that it is prohibiting you from making telephone transfers or other electronic transfers and instead requiring that you submit transfer requests in writing via regular U.S. mail for a disclosed period that begins on the date of the letter. However, because the Company does not apply this restriction uniformly, there is a risk that some Owners may engage in transfer activity in a manner that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants, which may have a negative impact on such other Owners and Participants.


      In addition, if you make a certain number of transfers from a Subaccount followed by a transfer to that Subaccount (or to a Subaccount followed by a transfer from that Subaccount) ("round trip transfers") during the prior 12-month period (or such shorter period as specified in the chart below,) the Company will prohibit further transfers to that Subaccount until such transfer may be made without violating the number of round trip transfers permitted (please see the chart below).

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                                       33

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
----------------------------------------------------------------------------------------------------------
                                                                                                NUMBER OF
                                                                                                ROUND TRIP
                                     SUBACCOUNT                                                 TRANSFERS
----------------------------------------------------------------------------------------------------------
Rydex | SGI VT Money Market                                                                     Unlimited
----------------------------------------------------------------------------------------------------------
Oppenheimer Core Bond Fund/VA, Oppenheimer Main Street Small Cap Fund(R)/VA                        6(1)
----------------------------------------------------------------------------------------------------------
Franklin Income Securities, Franklin Small Cap Value Securities, Invesco V.I. Basic Value,         4(1)
Invesco V.I. Capital Development, Invesco V.I. Global Health Care, Invesco V.I. Global Real
Estate, Invesco V.I. International Growth, Invesco V.I. Mid Cap Core Equity, Legg Mason
ClearBridge Variable Aggressive Growth, Legg Mason ClearBridge Variable Small Cap Growth,
Legg Mason Western Asset Variable Global High Yield Bond, Mutual Global Discovery
Securities, Neuberger Berman AMT Socially Responsive, PIMCO VIT All Asset, PIMCO VIT
CommodityRealReturn Strategy, PIMCO VIT Emerging Markets Bond, PIMCO VIT Foreign Bond (U.S.
Dollar Hedged), PIMCO VIT Low Duration, PIMCO VIT Real Return, Rydex | SGI VT All-Asset
Aggressive Strategy, Rydex | SGI VT All-Asset Conservative Strategy, Rydex | SGI VT
All-Asset Moderate Strategy, Rydex | SGI VT All-Cap Opportunity, Rydex | SGI VT All Cap
Value, Rydex | SGI VT Global, Rydex | SGI VT High Yield, Rydex | SGI VT Large Cap
Concentrated Growth, Rydex | SGI VT Large Cap Core, Rydex | SGI VT Large Cap Value, Rydex |
SGI VT Managed Asset Allocation, Rydex | SGI VT Mid Cap Growth, Rydex | SGI VT Mid Cap
Value, Rydex | SGI VT Multi-Hedge Strategies, Rydex | SGI VT Small Cap Growth, Rydex | SGI
VT Small Cap Value, Rydex | SGI VT U.S. Intermediate Bond, Van Kampen LIT Comstock, Van
Kampen LIT Government, Van Kampen UIF Emerging Markets Equity, Van Kampen UIF Equity and
Income
----------------------------------------------------------------------------------------------------------
Royce Micro-Cap                                                                                    3(1)
----------------------------------------------------------------------------------------------------------
American Century VP Mid Cap Value, American Century VP Ultra(R), American Century VP Value         2(1)
----------------------------------------------------------------------------------------------------------
MFS(R) VIT Research International, MFS(R) VIT Total Return, MFS(R) VIT Utilities,                  2(2)
----------------------------------------------------------------------------------------------------------
Dreyfus IP Technology Growth, Dreyfus VIF International Value                                      2(4)
----------------------------------------------------------------------------------------------------------
Janus Aspen Enterprise, Janus Aspen Janus Portfolio                                                1(3)
----------------------------------------------------------------------------------------------------------

(1) Number of round trip transfers that can be made in any 12-month period before the Company will prohibit further transfers to that Subaccount. Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.

(2) Number of round trip transfers that can be made in any 3 month period before the Company will prohibit further transfers to that Subaccount. Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.

(3) Number of round trip transfers that can be made in any 90 day period before the Company will prohibit further transfers to that Subaccount. Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.

(4) Number of round trip transfers that can be made in any 4 month period before the Company will prohibit further transfers to that Subaccount. Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.
--------------------------------------------------------------------------------


      In addition to the Company's own frequent transfer procedures, the Underlying Funds may have adopted their own policies and procedures with respect to frequent transfer of their respective shares, and the Company reserves the right to enforce these policies and procedures. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures the Company has adopted. In particular, some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund's manager, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected.

      You should be aware that the Company currently may not have the contractual obligation or the operational capacity to apply the Underlying Funds' frequent transfer policies and procedures. However, under SEC rules, the Company is required to: (1) enter into a written agreement with each Underlying Fund or its principal underwriter that obligates the Company to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute

--------------------------------------------------------------------------------
                                       34

--------------------------------------------------------------------------------

instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Underlying Fund.

      Managers of the Underlying Funds may contact the Company if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, the Company will take appropriate action to protect others. In particular, the Company may, and the Company reserves the right to, reverse a potentially harmful transfer. If the Company reverses a potentially harmful transfer, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original transfer was effected, and the Company will inform the Owner in writing at his or her address of record.

      To the extent permitted by applicable law, the Company also reserves the right to reject a transfer request at any time that the Company is unable to purchase or redeem shares of any of the Underlying Funds because of any refusal or restriction on purchases or redemptions of their shares as a result of the Underlying Fund's policies and procedures on market timing activities or other potentially abusive transfers. The Company also reserves the right to implement, administer, and collect redemption fees imposed by one or more of the Underlying Funds in the future. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.

      In its sole discretion, the Company may revise its market timing procedures at any time without prior notice as the Company deems necessary or appropriate to better detect and deter programmed, frequent, or large transfers that may adversely affect other Owners, Participants, or Underlying Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Company may change its parameters to monitor for factors other than the number of "round trip transfers" into and out of particular Subaccounts. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate transfers made in two or more Contracts that it believes are connected (for example, two Contracts with the same Owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).

      The Company does not include transfers made pursuant to Dollar Cost Averaging and Asset Reallocation Options in these limitations. The Company may vary its market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. The Company may not always apply these detection methods to Subaccounts investing in Underlying Funds that, in its judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.

      Contract owners seeking to engage in programmed, frequent, or large transfer activity may deploy a variety of strategies to avoid detection. The Company's ability to detect and deter such transfer activity is limited by operational systems and technological limitations. In addition, the terms of the Contract may also limit the Company's ability to restrict or deter harmful transfers. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners, Participants, or Underlying Fund shareholders involves judgments that are inherently subjective. Accordingly, despite its best efforts, the Company cannot guarantee that its market timing procedures will detect every potential market timer, but the Company applies its market timing procedures consistently to all Owners without special arrangement, waiver, or exception. Because other insurance companies and/or retirement plans may invest in the Underlying Funds, the Company cannot guarantee that the Underlying Funds will not suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.


      The Company does not limit or restrict transfers to or from the Rydex | SGI VT Money Market Subaccount. As stated above, market timing and frequent transfer activities may disrupt portfolio management of the Underlying Funds, hurt Underlying Fund performance, and drive Underlying Fund expenses higher.


      Because the Company cannot guarantee that it can restrict or deter all harmful transfer activity, Owners bear the risks associated with such activity, including potential disruption of portfolio management of the Underlying Funds and potentially lower Underlying Fund performance and higher Underlying Fund expenses. In addition, there is a risk that the Company will not detect harmful transfer activity on the part of some Owners and, as a result, the Company will inadvertently treat those Owners differently than Owners it does not permit to engage in harmful transfer activity. Moreover, due to the Company's operational and technological limitations, as well as possible variations in the market timing policies of other insurance companies and/or retirement plans that may also invest in the Underlying Funds, some Owners may be treated differently than others. Consequently, there is a risk that some Owners may be able to engage in market timing while others suffer the adverse effects of such trading activities.

CONTRACT VALUE -- The Contract Value is the sum of the amounts under the Contract held in each Subaccount and the Fixed Account as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.

      On each Valuation Date, the amount of Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that

--------------------------------------------------------------------------------
                                       35

--------------------------------------------------------------------------------

Subaccount. See "Determination of Contract Value." Contract Value allocated to the Subaccounts is not guaranteed by the Company. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.

DETERMINATION OF CONTRACT VALUE -- Your Contract Value will vary to a degree that depends upon several factors, including

o Investment performance of the Subaccounts to which you have allocated Contract Value,

o     Interest credited to the Fixed Account,

o     Payment of Purchase Payments,

o     The amount of any outstanding Contract Debt,

o     Full and partial withdrawals, and

o Charges assessed in connection with the Contract, including charges for any optional Riders selected.

The amounts allocated to the Subaccounts will be invested in shares of the corresponding Underlying Funds. The investment performance of a Subaccount will reflect increases or decreases in the net asset value per share of the corresponding Underlying Fund and any dividends or distributions declared by the Underlying Fund. Any dividends or distributions from any Underlying Fund will be automatically reinvested in shares of the same Underlying Fund, unless the Company, on behalf of the Separate Account, elects otherwise.

      Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of an Owner's interest in a Subaccount. When you allocate Purchase Payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount, including any Credit Enhancements and Bonus Credits, allocated to the particular Subaccount by the price for the Subaccount's Accumulation Units as of the end of the Valuation Period in which the Purchase Payment is credited.

      In addition, other transactions including loans, full or partial withdrawals, transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units credited to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction. The price of each Subaccount is determined on each Valuation Date as of the close of the New York Stock Exchange, normally 3:00 p.m. Central time. Transactions received at or after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times." The price of each Subaccount may be determined earlier if trading on the New York Stock Exchange is restricted or as permitted by the SEC.

      The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.

      The price of each Subaccount's units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Underlying Fund, (2) any dividends or distributions paid by the Underlying Fund, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, (4) the minimum mortality and expense risk charge under the Contract of 1.20%, and (5) the administration charge under the Contract of 0.15%.

      The minimum mortality and expense risk charge of 1.20% and the administration charge of 0.15% are factored into the accumulation unit value or "price" of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional Riders (the "Excess Charge") on a monthly basis. Each Subaccount declares a monthly dividend and the Company deducts the Excess Charge from this monthly dividend upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly dividend is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount's monthly dividend. The Company deducts the Excess Charge only upon reinvestment of the monthly dividend and does not assess an Excess Charge upon a full or partial withdrawal from the Contract. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date. See the Statement of Additional Information for a more detailed discussion of how the Excess Charge is deducted.

CUT-OFF TIMES -- Any financial transactions involving your Contract, including those submitted by telephone, must be received by us before any announced closing of the New York Stock Exchange to be processed on the current Valuation Date. The New York Stock Exchange normally closes at 3:00 p.m. Central time so financial transactions must be received by that time (the "cut-off time"). Financial transactions received at or after the applicable cut-off time will be processed on the following Valuation Date. Financial transactions include loans,

--------------------------------------------------------------------------------
                                       36

--------------------------------------------------------------------------------

transfers, full and partial withdrawals, death benefit payments, and Purchase Payments.

FULL AND PARTIAL WITHDRAWALS -- An Owner may make a partial withdrawal of Contract Value, or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including a systematic withdrawal, may be taken from Contract Value at any time while the Owner is living and before the Annuity Start Date, subject to limitations under the applicable plan for Qualified Plans and applicable law. Withdrawals (other than systematic withdrawals) after the Annuity Start Date are permitted only under Annuity Options 5, 6 and 7 (unless the Owner has elected fixed annuity payments under Option 7). See "Annuity Period" for a discussion of withdrawals after the Annuity Start Date. A full or partial withdrawal request generally will be effective as of the end of the Valuation Period that a proper Withdrawal Request form is received by the Company at its Administrative Office; however, if a Withdrawal Request form is received on a Valuation Date at or after the cut-off time of 3:00 p.m. Central time, the withdrawal will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times." A proper written request must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable.

      The proceeds received upon a full withdrawal will be the Contract's Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which a proper Withdrawal Request form is received by the Company at its Administrative Office, less any outstanding Contract Debt, any applicable withdrawal charges (if the withdrawal is made from Purchase Payments and/or Bonus Credits that have been held in the Contract for less than seven years), any pro rata account administration charge and any uncollected premium taxes to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See "Contingent Deferred Sales Charge," "Account Administration Charge," and "Premium Tax Charge." If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. See the discussion of vesting of Credit Enhancements under "Extra Credit." The Withdrawal Value during the Annuity Period under Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.

      The Company requires the signature of all Owners on any request for withdrawal. The Company also requires a guarantee of all such signatures to effect the transfer or exchange of all of the Contract, or any part of the Contract in excess of $25,000, for another investment. The signature guarantee must be provided by an eligible guarantor, such as a bank, broker, credit union, national securities exchange or savings association. Notarization is not an acceptable form of signature guarantee. The Company further requires that any request to transfer or exchange all or part of the Contract for another investment be made upon a transfer form provided by the Company which is available upon request.


      A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be at least $500 except systematic withdrawals discussed below. A request for a partial withdrawal will result in a payment by the Company of the amount specified in the partial withdrawal request less any applicable withdrawal charge, any premium tax charge and a percentage of any Credit Enhancements that have not yet vested. Any withdrawal charge on partial withdrawals (including systematic withdrawals) from Purchase Payments and/or Bonus Credits that have been held in the Contract for less than seven years will be deducted from the requested payment amount as will any premium tax charge and a percentage of any Credit Enhancements that have not yet vested. Alternatively, you may request that any withdrawal charge, any premium tax charge and a percentage of any unvested Credit Enhancements, be deducted from your remaining Contract Value, provided there is sufficient Contract Value available. Upon payment, your Contract Value will be reduced by an amount equal to the payment, or if you requested that any withdrawal charges be deducted from your remaining Contract Value, your Contract Value also will be reduced by the amount of any such withdrawal charge, or premium tax charge and a percentage of any Credit Enhancements that have not yet vested. See "Premium Tax Charge" and "Extra Credit." No partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account.

      If a partial withdrawal (other than a systematic withdrawal) is requested after the first Contract Year that would leave the Withdrawal Value in the Contract less than $2,000, the Company reserves the right to terminate the Contract and pay the Contract Value in one sum to the Owner. However, the Company will first notify the Owner that the Contract is subject to termination, and will only terminate the Contract if, after 90 days following the date of the notice, the Owner has not made any Purchase Payments to increase the Withdrawal Value to $2,000. No partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account.


      The Company will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts and the Fixed Account, according to the Owner's instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.


      A full or partial withdrawal, including a systematic withdrawal, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59 1/2, may be subject to a 10% penalty tax. In the case of

--------------------------------------------------------------------------------
                                       37

--------------------------------------------------------------------------------

Contracts issued in connection with retirement plans that meet the requirements of Section 403(b) of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. For more information, see "Restrictions on Withdrawals from Qualified Plans" and "Restrictions under the Texas Optional Retirement Program." The tax consequences of a withdrawal under the Contract should be carefully considered. See "Federal Tax Matters."


SYSTEMATIC WITHDRAWALS -- The Company currently offers a feature under which you may select systematic withdrawals. Under this feature, an Owner may elect to receive systematic withdrawals while the Owner is living and before the Annuity Start Date by sending a properly completed Scheduled Systematic Withdrawal form to the Company at its Administrative Office. This option may be elected at any time. An Owner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts and/or Fixed Account, as a fixed period, as level payments, as a specified dollar amount, as all earnings in the Contract, or based upon the life expectancy of the Owner or the Owner and a beneficiary. An Owner also may designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannual or annual. The Owner may stop or modify systematic withdrawals upon proper written request received by the Company at its Administrative Office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable.

      Each systematic withdrawal must be at least $100. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable withdrawal charge and premium tax. Contract Value will also be reduced by a percentage of any Credit Enhancements that have not yet vested. See "Extra Credit."


      If an Owner is enrolled in the Dollar Cost Averaging or Asset Reallocation Options, the Owner may not elect to receive systematic withdrawals from any Subaccount that is part of the Dollar Cost Averaging or Asset Reallocation Options.


      In no event will payment of a systematic withdrawal exceed the Contract Value less any applicable withdrawal charges, any uncollected premium taxes, any pro rata account administration charge, and any reduction for Credit Enhancements that have not yet vested (the "Withdrawal Value"). The Contract will automatically terminate if a systematic withdrawal causes the Contract's Withdrawal Value to equal $0.

      The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal, including any applicable withdrawal charge, will be allocated to your Contract Value in the Subaccounts and the Fixed Account, as you have directed. If you do not specify the allocation, the Company will deduct the systematic withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.

      The Company may, at any time, discontinue, modify, suspend or charge a fee for systematic withdrawals. You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax which may be imposed on withdrawals made prior to the Owner attaining age 59 1/2. See "Restrictions on Withdrawals from Qualified Plans," "Restrictions under the Texas Optional Retirement Program," and "Federal Tax Matters."

FREE-LOOK RIGHT -- You may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. Purchase Payments received during the Free-Look period will be allocated according to your instructions contained in the application or more recent instructions, if any. If you return your Contract during the Free-Look Period, the Company will then deem void the returned Contract and will refund to you as of the Valuation Date on which the Company receives your Contract Purchase Payments allocated to the Fixed Account (not including any Credit Enhancements if the Extra Credit Rider was in effect). The Company will also refund any Contract Value allocated to the Subaccounts based upon the value of Accumulation Units next determined after we receive your Contract, plus any charges deducted from such Contract Value, less any such Contract Value attributable to Credit Enhancements. Because the Company will deduct the current value of any Credit Enhancements from the amount of Contract Value refunded to you, the Company will bear the investment risk associated with Credit Enhancements during the Free-Look Period.


      Some states' laws require us to refund your Purchase Payments. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund the greater of: 1) Purchase Payments (not including any Credit Enhancement or Bonus Credits); or 2) Contract Value, plus any charges deducted from such Contract Value, less the Contract Value attributable to any Credit Enhancements and/or Bonus Credits.


DEATH BENEFIT -- You should consider the following provisions carefully when choosing the Designated Beneficiary, Annuitant, any Joint Annuitant, and any Joint Owner, as well as before changing any of these parties. Naming different persons as Owner(s), Annuitant(s) and

--------------------------------------------------------------------------------
                                       38

--------------------------------------------------------------------------------

Designated Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it.

      If an Owner dies prior to the Annuity Start Date while this Contract is in force, the Company will calculate the death benefit proceeds payable to the Designated Beneficiary as of the Valuation Date the Company receives due proof of the Owner's death and instructions regarding payment to the Designated Beneficiary. If there are Joint Owners, the death benefit proceeds will be calculated upon receipt of due proof of death of either Owner and instructions regarding payment.

      If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See "Distribution Requirements" below. If any Owner is not a natural person, the death benefit proceeds will be calculated upon receipt of due proof of death of the Annuitant prior to the Annuity Start Date and instructions regarding payment. If the death of any Owner occurs on or after the Annuity Start Date, any death benefit will be determined according to the terms of the Annuity Option. See "Annuity Options."

      The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax. If the age of each Owner (or Annuitant dies, if any Owner is not a natural person) was 80 or younger on the Contract Date and an Owner dies prior to the Annuity Start Date while this Contract is in force, the amount of the death benefit will be the greater of:

1. The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits if the Extra Credit Rider and/or Automatic Bonus Credit Rider were in effect), less any reductions caused by previous withdrawals, including withdrawal charges, or

2. The Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company (less any Credit Enhancements applied during the 12 months prior to the date of the Owner's death).

      If any Owner (or Annuitant, if the Owner is not a natural person) was age 81 or older on the Contract Date, the death benefit will be as set forth in item 2 above.


      If you purchased one of the optional riders that provide an enhanced death benefit, your death benefit will be determined in accordance with the terms of the rider. See the discussion of above, as well as the discussion of the Guaranteed Growth Death Benefit Rider, Combined Annual Stepped Up and Guaranteed Growth Death Benefit Rider, Enhanced Death Benefit Rider, Combined Enhanced and Annual Stepped Up Death Benefit Rider, Combined Enhanced and Guaranteed Growth Death Benefit Rider, Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit Rider, 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Rider, and Total Protection Rider in Appendix C
- Riders Available for Purchase Only Prior to February 1, 2010. Your death benefit proceeds under the rider will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax and, if the proceeds are based upon Contract Value, any Credit Enhancements applied during the 12 months preceding the Owner's date of death.


      The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. However, if the Owner has completed a restricted beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form. IF THE COMPANY DOES NOT RECEIVE AT ITS ADMINISTRATIVE OFFICE WITHIN SIX MONTHS OF THE DATE OF THE OWNER'S DEATH INSTRUCTIONS REGARDING THE DEATH BENEFIT PAYMENT, THE DEATH BENEFIT WILL BE AS SET FORTH IN ITEM 2 ABOVE. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. A tax adviser should be consulted in considering Annuity Options. See "Federal Tax Matters" and "Distribution Requirements" for a discussion of the tax consequences in the event of death.

DISTRIBUTION REQUIREMENTS -- For Contracts issued in connection with a Non-Qualified Plan, if the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue this Contract in force until the earliest of the spouse's death or the Annuity Start Date or receive the death benefit proceeds. If the surviving spouse elects to continue the Contract, no death benefit will be paid and Contract Value will not be adjusted to reflect the amount of any death benefit; provided, however, that the Designated Beneficiary will be entitled to receive the death benefit proceeds in accordance with the terms of the Contract upon the death of the surviving spouse.


      The right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation, are available only to a person who meets the definition of "spouse" under Federal law. The Federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws. Therefore the spousal continuation provisions of the Contract will not be available to such partners or same sex marriage spouses. Consult a tax advisor for more information on this subject.


      For any Designated Beneficiary other than a surviving spouse, only those options may be chosen that provide for complete distribution of such Owner's interest in the

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Contract within five years of the death of the Owner. If the Designated
Beneficiary is a natural person, that person alternatively can elect to begin receiving annuity payments within one year of the Owner's death over a period not extending beyond his or her life or life expectancy. If the Owner of the Contract is not a natural person, these distribution rules are applicable upon the death of or a change in the primary Annuitant.

      For Contracts issued in connection with a Qualified Plan, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to limitations or restrictions on distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.

      Please note that any death benefit we may pay that is in excess of Contract Value is subject to our financial strength and claims-paying ability.

DEATH OF THE ANNUITANT -- If the Annuitant dies prior to the Annuity Start Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant's death. If a new Annuitant is not named, the Company will designate the Owner as Annuitant. On the death of the Annuitant after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death.

CHARGES AND DEDUCTIONS

CONTINGENT DEFERRED SALES CHARGE -- The Company does not deduct sales charges from Purchase Payments before allocating them to Contract Value. However, except as set forth below, the Company may assess a contingent deferred sales charge (which may also be referred to as a "withdrawal charge") on a full or partial withdrawal, including systematic withdrawals, depending on how long your Purchase Payments have been held under the Contract. Purchase Payments include the Bonus Credits for purposes of assessing the withdrawal charge. As such, the Bonus Credits are subject to withdrawal charges on the same basis as Purchase Payments in the event of a full or partial withdrawal of any such Bonus Credits.

      The Company will waive the withdrawal charge on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the Free Withdrawal amount. The Free Withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements and/or Bonus Credits, made during the year and for any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year.

      The withdrawal charge applies to the portion of any withdrawal, consisting of Purchase Payments and/or Bonus Credits that exceed the Free Withdrawal amount. For purposes of determining the withdrawal charge, withdrawals are considered to come first from Purchase Payments, then Bonus Credits in the order they were received and then from earnings. The withdrawal charge does not apply to withdrawals of earnings. Free withdrawal amounts do not reduce Purchase Payments or Bonus Credits for the purpose of determining future withdrawal charges. Also, under the Guaranteed Minimum Withdrawal Benefit and Total Protection Riders, withdrawals of up to the Annual Withdrawal Amount are not subject to a withdrawal charge but reduce the Free Withdrawal amount otherwise available in that Contract Year.

      The amount of the charge will depend on how long your Purchase Payments and/or Bonus Credits have been held under the Contract. Each Purchase Payment and Bonus Credit is considered to have a certain "age," depending on the length of time since the Purchase Payment or Bonus Credit was effective. A Purchase Payment or Bonus Credit is "age one" in the year beginning on the date the Purchase Payment or Bonus Credit is applied by the Company and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:

                -------------------------------------------------
                    PURCHASE PAYMENT OR             WITHDRAWAL
                BONUS CREDIT AGE (IN YEARS)           CHARGE
                -------------------------------------------------
                             1                          7%
                             2                          7%
                             3                          6%
                             4                          5%
                             5                          4%
                             6                          3%
                             7                          2%
                         8 and over                     0%
                -------------------------------------------------

      The Company will deduct the withdrawal charge from your withdrawal payment, unless you request that the charge be deducted from remaining Contract Value and provided there is sufficient Contract Value available. In no event will the amount of any withdrawal charge, when added to such charge previously assessed against any amount withdrawn from the Contract, exceed 7% of Purchase Payments and Bonus Credits paid under the Contract. In addition, no withdrawal charge will be imposed upon: (1) payment of death benefit proceeds; or (2) annuity options that provide for payments for life, or a period of at least seven years. The Company will assess the withdrawal charge against the Subaccounts and the Fixed Account in the same proportion as the withdrawal proceeds are allocated.

      The withdrawal charge is designed to reimburse the Company for costs and other expenses associated with the promotion and sales of the Contract, such as paying

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sales commissions to broker-dealers. It is expected that actual expenses will be greater than the amount of the withdrawal charge. To the extent that all sales expenses are not recovered from the charge, such expenses may be recovered from other charges, including amounts derived indirectly from the charge for mortality and expense risk.

MORTALITY AND EXPENSE RISK CHARGE -- The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 1.20%, on an annual basis, of each Subaccount's average daily net assets. If you are subject to mortality and expense risk charge above the minimum charge, the Company deducts the excess amount from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value, as set forth in the table below.

             ------------------------------------------------------
             CONTRACT VALUE                ANNUAL MORTALITY AND
                                            EXPENSE RISK CHARGE
             ------------------------------------------------------
             Less than $25,000                     1.45%
             At least $25,000 but
                less than $100,000                 1.30%
             $100,000 or more                      1.20%
             ------------------------------------------------------

These amounts are also deducted during the Annuity Period. Under Options 5 and 6, the mortality and expense risk charge is calculated and deducted as described above. However, the mortality and expense risk charge is 1.25%, on an annual basis, under Options 1 through 4, 7 and 8, in lieu of the amounts set forth above and is deducted daily. The mortality and expense risk charge is intended to compensate the Company for certain mortality and expense risks the Company assumes in offering and administering the Contract and operating the Subaccounts.

      The expense risk is the risk that the Company's actual expenses in issuing and administering the Contract and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company's actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract.

      The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including distribution expenses. See "Determination of Contract Value" for more information about how the Company deducts the mortality and expense risk charge.

ADMINISTRATION CHARGE -- The Company deducts a daily administration charge equal to an annual rate of 0.15% of each Subaccount's average daily net assets. The purpose of this charge is to compensate the Company for the expenses associated with administration of the Contract and operation of the Subaccounts.

ACCOUNT ADMINISTRATION CHARGE -- The Company deducts an account administration charge of $30.00 from Contract Value at each Contract Anniversary. The Company will waive the charge if your Contract Value is $50,000 or more on the date the charge is to be deducted. The Company will deduct a pro rata account administration charge (1) upon a full withdrawal; (2) upon the Annuity Start Date if one of the Annuity Options 1 through 4, 7 or 8 is chosen; and (3) upon payment of a death benefit. This charge is not deducted during the Annuity Period if one of the Annuity Options 1 through 4, 7 or 8 is chosen. The purpose of the charge is to compensate the Company for the expenses associated with administration of the Contract.

PREMIUM TAX CHARGE -- Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner's state of residence, the Annuitant's state of residence, and the insurance tax laws and the Company's status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. The Company deducts this charge when due, typically upon the Annuity Start Date or payment of a Purchase Payment. The Company may deduct premium tax upon a full withdrawal if a premium tax has been incurred and is not refundable. Currently, in Maine and Wyoming the Company deducts the premium tax from Purchase Payments applied to a Non-Qualified Plan. Those amounts are currently 2.00% and 1.00%, respectively. Partial withdrawals, including systematic withdrawals, may be subject to a premium tax charge if a premium tax is incurred on the withdrawal by the Company and is not refundable. The Company reserves the right to deduct premium taxes when due or any time thereafter. Premium tax rates currently range from 0% to 3.5%, but are subject to change by a governmental entity.

LOAN INTEREST CHARGE -- The Company charges an effective annual interest rate on a loan that will never be greater than an amount equal to the Guaranteed Rate plus 2.5% and plus the total charges for riders you have selected. The Company also will credit the amount in the Loan Account with an effective annual interest rate equal

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to the Guaranteed Rate. After offsetting interest credited at the Guaranteed
Rate, the net cost of a loan is the interest rate charged by the Company less the amount of the Guaranteed Rate. Thus, the highest net cost of a loan you may be charged is 2.5%, plus the amount of any applicable rider charges.

OTHER CHARGES -- The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See "Tax Status of the Company and the Separate Account" and "Charge for the Company's Taxes."

VARIATIONS IN CHARGES -- The Company may reduce or waive the amount of the contingent deferred sales charge and certain other charges for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial Purchase Payment or projected Purchase Payments or the Contract is sold in connection with a group or sponsored arrangement.


OPTIONAL RIDER CHARGES -- In addition to the charges and deductions discussed above, you may purchase certain optional riders under the Contract. The Company makes each rider available only at issue.


      The Company deducts a monthly charge from Contract Value for any riders elected by the Owner. The Company generally will deduct the monthly rider charge from Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect one of Annuity Options 1 through 4, 7 or 8 and will deduct the monthly rider charge for the life of the Contract if you elect Annuity Option 5 or 6. Thus, the Company may deduct certain rider charges during periods where no benefits are provided or payable. The charge for the Extra Credit Rider, however, is deducted only during the seven-year period beginning on the Contract Date. The amount of each rider charge is equal to a percentage, on an annual basis, of your Contract Value. Each rider and its charge are listed below. A RIDER MAY NOT BE AVAILABLE IN ALL STATES.


      As noted in the table, certain riders are no longer available for purchase. For more information on these riders, please see Appendix C - Riders Available for Purchase Only Prior to February 1, 2010.

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                                       42

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OPTIONAL RIDER EXPENSES (as a percentage of Contract Value)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                                                               ANNUAL
                                                                                               RATE(1)      RIDER CHARGE
---------------------------------------------------------------------------------------------------------------------------
                         RIDERS AVAILABLE FOR PURCHASE WITH THE CONTRACT
---------------------------------------------------------------------------------------------------------------------------
Extra Credit(5)                                                                                  4%             0.55%
---------------------------------------------------------------------------------------------------------------------------
Annual Stepped Up Death Benefit                                                                 ---             0.20%
---------------------------------------------------------------------------------------------------------------------------
Waiver of Withdrawal Charge                                                                     ---             0.05%
---------------------------------------------------------------------------------------------------------------------------
Alternate Withdrawal Charge(6)                                                                 0-Year           0.70%
                                                                                               4-Year           0.60%(7)
---------------------------------------------------------------------------------------------------------------------------
                  RIDERS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010
---------------------------------------------------------------------------------------------------------------------------
Guaranteed Minimum Income Benefit                                                                3%             0.15%
                                                                                                 5%             0.30%
---------------------------------------------------------------------------------------------------------------------------
6% Dollar for Dollar Guaranteed Minimum Income Benefit                                           6%             0.60%
---------------------------------------------------------------------------------------------------------------------------
                                                                                                 3%             0.10%
                                                                                                 5%             0.20%
Guaranteed Growth Death Benefit                                                                  6%(2)          0.25%
                                                                                                 7%(2)          0.30%
---------------------------------------------------------------------------------------------------------------------------
Combined Annual Stepped Up and Guaranteed Growth Death Benefit                                   5%             0.25%
---------------------------------------------------------------------------------------------------------------------------
Enhanced Death Benefit                                                                          ---             0.25%
---------------------------------------------------------------------------------------------------------------------------
Combined Enhanced and Annual Stepped Up Death Benefit                                           ---             0.35%
---------------------------------------------------------------------------------------------------------------------------
Combined Enhanced and Guaranteed Growth Death Benefit                                            5%             0.35%
---------------------------------------------------------------------------------------------------------------------------
Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit                         5%             0.40%
---------------------------------------------------------------------------------------------------------------------------
6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit      6%             0.85%
---------------------------------------------------------------------------------------------------------------------------
Guaranteed Minimum Withdrawal Benefit                                                           ---             0.45%(3)
---------------------------------------------------------------------------------------------------------------------------
Total Protection                                                                                ---             0.85%(4)
---------------------------------------------------------------------------------------------------------------------------
Extra Credit(5)                                                                                  3%             0.40%
                                                                                                 5%             0.70%
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1) Rate refers to the applicable interest rate for the Guaranteed Minimum Income Benefit Rider, the 6% Dollar for Dollar Guaranteed Minimum Income Benefit Rider, the Guaranteed Growth Death Benefit Rider, the Combined Annual Stepped Up and Guaranteed Growth Death Benefit Rider, the Combined Enhanced and Guaranteed Growth Death Benefit Rider, the Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit Rider, and the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Rider, the applicable Credit Enhancement rate for the Extra Credit Rider and the applicable withdrawal charge schedule for the Alternate Withdrawal Charge Rider.

(2)   Not available to Texas residents.

(3) The Company may increase the rider charge for the Guaranteed Minimum Withdrawal Benefit Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.10% on an annual basis. Please see the discussion under "Guaranteed Minimum Withdrawal Benefit." The current charge for such rider is used in calculating the maximum rider charge of 1.60% (1.00% for Contracts issued prior to June 19, 2006 with a 0-Year Alternate Withdrawal Charge Rider).

(4) The Company may increase the rider charge for the Total Protection Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.45% on an annual basis. Please see the discussion under "Total Protection." The current charge for such rider is used in calculating the maximum rider charge of 1.60% (1.00% for Contracts issued prior to June 19, 2006 with a 0-Year Alternate Withdrawal Charge Rider).

(5) The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.

(6) If the 4-Year Alternate Withdrawal Charge Rider has not been approved in a state, a 3-Year Alternate Withdrawal Charge Rider is available for a charge of 0.40%. See "Alternate Withdrawal Charge."

(7) The charge for the 4-year Alternate Withdrawal Charge Rider is 0.60% if the Company issues your Rider on or after January 1, 2005. However, if the Company issued your Rider prior to that date, the charge is 0.55%.
--------------------------------------------------------------------------------


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                                       43

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GUARANTEE OF CERTAIN CHARGES -- The Company guarantees that: (1) the charge for mortality and expense risks will not exceed an annual rate of 1.45% (1.25% during the Annuity Period) of each Subaccount's average daily net assets; (2) the administration charge will not exceed an annual rate of 0.15% of each Subaccount's average daily net assets; and (3) the account administration charge will not exceed $30 per year.

UNDERLYING FUND EXPENSES -- Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Underlying Fund. Each Underlying Fund's net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Underlying Fund. These fees and expenses are not deducted from the Subaccounts, but are paid from the assets of the corresponding Underlying Fund. As a result, the Owner indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in each Underlying Fund's prospectus, are not specified or fixed under the terms of the Contract, and may vary from year to year.

ANNUITY PERIOD

GENERAL -- You select the Annuity Start Date at the time of application. The Annuity Start Date may not be prior to the third annual Contract Anniversary and may not be deferred beyond the Annuitant's 95th birthday, although the terms of a Qualified Plan and the laws of certain states may require that you start annuity payments at an earlier age. If you do not select an Annuity Start Date, the Annuity Start Date will be the later of the Annuitant's 70th birthday or the tenth annual Contract Anniversary. For Contracts issued in Arizona on or after September 20, 2007, if no Annuity Start Date is selected, the Annuity Start Date will be the Annuitant's 95th birthday. If you do not select an Annuity Option, annuity payments will not begin until you make a selection, which may be after the Annuity Start Date. See "Selection of an Option." If there are Joint Annuitants, the birth date of the older Annuitant will be used to determine the latest Annuity Start Date.

      On the Annuity Start Date, the proceeds under the Contract will be applied to provide an Annuity under one of the options described below. Each option is available in two forms--either as a variable Annuity for use with the Subaccounts or as a fixed Annuity for use with the Fixed Account. A combination variable and fixed Annuity is also available. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. Unless you direct otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable Annuity and proceeds derived from Contract Value allocated to the Fixed Account will be applied to purchase a fixed Annuity. The proceeds under the Contract will be equal to your Contract Value in the Subaccounts and the Fixed Account as of the Annuity Start Date, reduced by any applicable premium taxes, any outstanding Contract Debt and, for Options 1 through 4, 7 and 8, a pro rata account administration charge, if applicable.

      The Contract provides for eight Annuity Options. The Company may make other Annuity Options available upon request. Annuity payments under Annuity Options 1 through 4, 7 and 8 are based upon annuity rates that vary with the Annuity Option selected. In the case of Options 1 through 4 and 8, the annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect the Annuitant's life expectancy based upon the Annuitant's age as of the Annuity Start Date and the Annuitant's gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table with mortality improvement under projection scale G and are adjusted to reflect an assumed interest rate of 3.5%, compounded annually. In the case of Options 5 and 6 as described below, annuity payments are based upon Contract Value without regard to annuity rates.

      Annuity Options 1 through 4 and 8 provide for payments to be made during the lifetime of the Annuitant. Annuity payments under such options cease in the event of the Annuitant's death, unless the option provides for a guaranteed minimum number of payments, for example a life income with guaranteed payments of 5, 10, 15 or 20 years. The level of annuity payments will be greater for shorter guaranteed periods and less for longer guaranteed periods. Similarly, payments will be greater for life annuities than for joint and survivor annuities, because payments for life annuities are expected to be made for a shorter period.

      You may elect to receive annuity payments on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $100. If the frequency of payments selected would result in payments of less than $100, the Company reserves the right to change the frequency. For example, if you select monthly payments and your payment amount would be $75 per month, the Company could elect to change your payment frequency to quarterly as less frequent payments will result in a larger payment amount (assuming the same amount is applied to purchase the annuity).

      You may designate or change an Annuity Start Date, Annuity Option, or Annuitant, provided proper written notice is received by the Company at its Administrative Office at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be at least 30 days after the date written notice requesting a change of Annuity Start Date is received at the Company's Administrative Office.

      Once annuity payments have commenced under Annuity Options 1 through 4 and 8, an Annuitant or Owner cannot change the Annuity Option and cannot

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                                       44

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make partial withdrawals or surrender his or her annuity for the Withdrawal
Value. An Owner also cannot change the Annuity Option or make partial withdrawals or surrender his or her annuity for the Withdrawal Value if he or she has elected fixed annuity payments under Option 7. Under Annuity Options 5 and 6, an Owner may make full or partial withdrawals of Contract Value (other than systematic withdrawals), subject to any applicable withdrawal charge, premium tax charge, and pro rata account administration charge.

      If an Owner has elected variable annuity payments or a combination of variable and fixed annuity payments under Option 7, an Owner may elect to withdraw the present value of future annuity payments, commuted at the assumed interest rate, subject to a reduction for any applicable withdrawal charge and any uncollected premium tax. If the Owner elects a partial withdrawal under Option 7, future variable annuity payments will be reduced as a result of such withdrawal. The Company will make payment in the amount of the partial withdrawal requested and will reduce the amount of future annuity payments by a percentage that is equal to the ratio of (i) the partial withdrawal, plus any applicable withdrawal charge and any uncollected premium tax, over (ii) the present value of future annuity payments, commuted at the assumed interest rate. The number of Annuity Units used in calculating future variable annuity payments is reduced by the applicable percentage. The tax treatment of partial withdrawals taken after the annuity starting date is uncertain. Consult a tax advisor before requesting a withdrawal after the annuity starting date. The Owner may not make systematic withdrawals under Option 7. See "Value of Variable Annuity Payments: Assumed Interest Rate" for more information with regard to how the Company calculates variable annuity payments.

      An Owner may transfer Contract Value among the Subaccounts during the Annuity Period.

      The Contract specifies annuity tables for Annuity Options 1 through 4, 7 and 8, described below. The tables contain the guaranteed minimum dollar amount (per $1,000 applied) of the FIRST annuity payment for a variable Annuity and each annuity payment for a fixed Annuity.

ANNUITY OPTIONS --

      OPTION 1 -- LIFE INCOME. Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant's death occurred prior to the due date of the second annuity payment, two if death occurred prior to the due date of the third annuity payment, etc. THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS WILL CEASE UPON THE DEATH OF THE ANNUITANT REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

      OPTION 2 -- LIFE INCOME WITH GUARANTEED PAYMENTS OF 5, 10, 15 OR 20 YEARS. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the Annuitant's death after the period certain, no further annuity payments will be made. If you have elected the Guaranteed Minimum Income Benefit Rider, the 6% Dollar for Dollar Guaranteed Minimum Income Benefit Rider, or the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Rider, you may apply the Minimum Income Benefit to purchase a Life Income Annuity with a 10-year period certain. The annuity rates under the rider are based upon the 1983(a) mortality table with mortality improvement under projection scale G and an interest rate of 2 1/2% (2% for the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Riders) in lieu of the rate described above.

      OPTION 3 -- LIFE WITH INSTALLMENT OR UNIT REFUND OPTION. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Option by the amount of the first payment, annuity payments will be continued to the Designated Beneficiary until that number of payments has been made.

      OPTION 4 --

      A. JOINT AND LAST SURVIVOR. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, Annuity Payments continue to the surviving Annuitant at the same or a reduced level of 75%, 66 2/3% or 50% of Annuity Payments as elected by the Owner at the time the Annuity Option is selected. With respect to fixed annuity payments, the amount of the annuity payment, and with respect to variable annuity payments, the number of Annuity Units used to determine the annuity payment, is reduced as of the first annuity payment following the Annuitant's death. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. AS IN THE CASE OF OPTION 1, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION 4A. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

      B. JOINT AND LAST SURVIVOR WITH GUARANTEED PAYMENTS OF 5, 10, 15 OR 20 YEARS. You may also select Option 4 with guaranteed payments. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, Annuity Payments continue to the surviving Annuitant at the same level with the promise that if, at the death of the both Annuitants, payments have

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--------------------------------------------------------------------------------

been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the last death of the Annuitants after the period certain, no further annuity payments will be made. If you have elected the Guaranteed Minimum Income Benefit Rider, the 6% Dollar for Dollar Guaranteed Minimum Income Benefit Rider, or the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Rider, you may apply the Minimum Income Benefit to purchase a fixed Joint and Last Survivor Annuity with a 10-year period certain. The annuity rates under the rider are based upon the 1983(a) mortality table with mortality improvement under projection scale G and an interest rate of 2 1/2% (2% for the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Riders) in lieu of the rate described above.

      OPTION 5 -- PAYMENTS FOR SPECIFIED PERIOD. Periodic annuity payments will be made for a fixed period, which may be from 5 to 20 years, as elected by the Owner. The amount of each annuity payment is determined by dividing Contract Value by the number of annuity payments remaining in the period. If, at the death of all Annuitants, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct the monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.

      OPTION 6 -- PAYMENTS OF A SPECIFIED AMOUNT. Periodic annuity payments of the amount elected by the Owner will be made until Contract Value is exhausted, with the guarantee that, if, at the death of all Annuitants, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct the monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.

      OPTION 7 -- PERIOD CERTAIN. Periodic annuity payments will be made for a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner. This option differs from Option 5 in that annuity payments are calculated on the basis of Annuity Units rather than as a percentage of Contract Value. If the Annuitant dies prior to the end of the period, the remaining payments will be made to the Designated Beneficiary.

      OPTION 8 -- JOINT AND CONTINGENT SURVIVOR OPTION. Periodic annuity payments will be made during the life of the primary Annuitant. Upon the death of the primary Annuitant, payments will be made to the contingent Annuitant during his or her life. If the contingent Annuitant is not living upon the death of the primary Annuitant, no payments will be made to the contingent Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. AS IN THE CASE OF OPTIONS 1 AND 4A, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

      VALUE OF VARIABLE ANNUITY PAYMENTS: ASSUMED INTEREST RATE. The annuity tables in the Contract which are used to calculate variable annuity payments for Annuity Options 1 through 4, 7 and 8 are based on an "assumed interest rate" of 3 1/2%, compounded annually. Variable annuity payments generally increase or decrease from one annuity payment date to the next based upon the performance of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the performance of the Subaccount selected is equal to the assumed interest rate, the annuity payments will remain constant. If the performance of the Subaccounts is greater than the assumed interest rate, the annuity payments will increase and if it is less than the assumed interest rate, the annuity payments will decline. A higher assumed interest rate would mean a higher initial annuity payment but the amount of the annuity payment would increase more slowly in a rising market (or the amount of the annuity payment would decline more rapidly in a declining market). A lower assumption would have the opposite effect.

      The Company calculates variable annuity payments under Options 1 through 4, 7 and 8 using Annuity Units. The value of an Annuity Unit for each Subaccount is determined as of each Valuation Date and was initially $1.00. The Annuity Unit value of a Subaccount as of any subsequent Valuation Date is determined by adjusting the Annuity Unit value on the previous Valuation Date for (1) the interim performance of the corresponding Underlying Fund; (2) any dividends or distributions paid by the corresponding Underlying Fund; (3) the mortality and expense risk and administration charges; (4) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount; and (5) the assumed interest rate.

      The Company determines the number of Annuity Units used to calculate each variable annuity payment as of the Annuity Start Date. As discussed above, the Contract specifies annuity rates for Options 1 through 4, 7 and 8 for each $1,000 applied to an Annuity Option. The proceeds under the Contract as of the Annuity Start Date, are divided by $1,000 and the result is multiplied by the rate per $1,000 specified in the annuity tables to determine the initial annuity payment for a variable annuity and the guaranteed monthly annuity payment for a fixed annuity.

      On the Annuity Start Date, the Company divides the initial variable annuity payment by the value as of that date of the Annuity Unit for the applicable Subaccount to determine the number of Annuity Units to be used in calculating subsequent annuity payments. If variable

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annuity payments are allocated to more than one Subaccount, the number of
Annuity Units will be determined by dividing the portion of the initial variable annuity payment allocated to a Subaccount by the value of that Subaccount's Annuity Unit as of the Annuity Start Date. The initial variable annuity payment is allocated to the Subaccounts in the same proportion as the Contract Value is allocated as of the Annuity Start Date. The number of Annuity Units will remain constant for subsequent annuity payments, unless the Owner transfers Annuity Units among Subaccounts or makes a withdrawal under Option 7.

      Subsequent variable annuity payments are calculated by multiplying the number of Annuity Units allocated to a Subaccount by the value of the Annuity Unit as of the date of the annuity payment. If the annuity payment is allocated to more than one Subaccount, the annuity payment is equal to the sum of the payment amount determined for each Subaccount.

SELECTION OF AN OPTION -- You should carefully review the Annuity Options with your financial or tax adviser. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, Qualified Plans generally require that annuity payments begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 70 1/2. In addition, under a Qualified Plan, the period elected for receipt of annuity payments under Annuity Options (other than Life Income) generally may be no longer than the joint life expectancy of the Annuitant and beneficiary in the year that the Annuitant reaches age 70 1/2, and must be shorter than such joint life expectancy if the beneficiary is not the Annuitant's spouse and is more than ten years younger than the Annuitant.

      The Company does not allow the Annuity Start Date to be deferred beyond the Annuitant's 95th birthday.

THE FIXED ACCOUNT


      The Fixed Account is not available in all states. Even if it is available in your state, the Fixed Account is not available if you select the Extra Credit Rider at 4% or the 0-Year or 4-Year Alternate Withdrawal Charge Rider. If the Fixed Account option and Loan Account are important to you, you should not select the foregoing optional riders. (The Fixed Account also is not available if you purchased the Extra Credit Rider at 3% or 5%. See Appendix C - Riders Available for Purchase Only Prior to February 1, 2010.)


      If the Fixed Account is available under your Contract, you may allocate all or a portion of your Purchase Payments and transfer Contract Value to the Fixed Account. Amounts allocated to the Fixed Account become part of the Company's General Account, which supports the Company's insurance and annuity obligations. The General Account is subject to regulation and supervision by the Kansas Insurance Department and is also subject to the insurance laws and regulations of other jurisdictions in which the Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account have not been registered as securities under the Securities Act of 1933 (the "1933 Act") and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. The Company has been advised that the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the Fixed Account. This disclosure, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Account. For more information regarding the Fixed Account, see "The Contract."

      Amounts allocated to the Fixed Account become part of the General Account of the Company, which consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over investment of the assets of its General Account. Please note that any amounts we guarantee in connection with the Fixed Account are subject to our financial strength and claims-paying ability.

INTEREST -- Contract Value allocated to the Fixed Account earns interest at a fixed rate or rates that are paid by the Company. The Contract Value in the Fixed Account earns interest at an interest rate that is guaranteed to be at least a specified minimum ("Guaranteed Rate"). The Guaranteed Rate accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state. Such interest will be paid regardless of the actual investment experience of the Fixed Account. The principal, after charges and deductions, also is guaranteed. In addition, the Company may in its discretion pay interest at a rate ("Current Rate") that exceeds the Guaranteed Rate. The Company will determine the Current Rate, if any, from time to time. Because the Company may declare a Current Rate in its sole discretion, you assume the risk that interest credited to Contract Value in the Fixed Account may not exceed the Guaranteed Rate.

      Contract Value allocated or transferred to the Fixed Account will earn interest at the Guaranteed Rate (or Current Rate, if any, in effect on the date such portion

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of Contract Value is allocated or transferred to the Fixed Account). The Current
Rate paid on any such portion of Contract Value allocated or transferred to the Fixed Account will be guaranteed for rolling periods of one or more years (each a "Guarantee Period"). The Company currently offers only Guarantee Periods of one year. Upon expiration of any Guarantee Period, a new Guarantee Period of the same duration begins with respect to that portion of Contract Value which will earn interest at the Current Rate, if any, declared on the first day of the new Guarantee Period.

      Because the Company may, in its sole discretion, anticipate changing the Current Rate from time to time, Contract Value allocated or transferred to the Fixed Account at one point in time may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account at another point in time. For example, amounts allocated to the Fixed Account in June may be credited with a different current rate than amounts allocated to the Fixed Account in July. In addition, if Guarantee Periods of different durations are offered, Contract Value allocated or transferred to the Fixed Account for a Guarantee Period of one duration may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account for a Guarantee Period of a different duration. Therefore, at any time, various portions of your Contract Value in the Fixed Account may be earning interest at different Current Rates depending upon the point in time such portions were allocated or transferred to the Fixed Account and the duration of the Guarantee Period. The Company bears the investment risk for the Contract Value allocated to the Fixed Account and for paying interest at the Guaranteed Rate on amounts allocated to the Fixed Account.

      For purposes of determining the interest rates to be credited on Contract Value in the Fixed Account, transfers from the Fixed Account pursuant to the Dollar Cost Averaging or Asset Reallocation Options will be deemed to be taken in the following order: (1) from any portion of Contract Value allocated to the Fixed Account for which the Guarantee Period expires during the calendar month in which the withdrawal, loan, or transfer is effected; (2) then in the order beginning with that portion of such Contract Value which has the longest amount of time remaining before the end of its Guarantee Period and (3) ending with that portion which has the least amount of time remaining before the end of its Guarantee Period. For more information about transfers and withdrawals from the Fixed Account, see "Transfers and Withdrawals From the Fixed Account."

      If permitted by your Contract, the Company may discontinue accepting Purchase Payments or transfers into the Fixed Account at any time.

DCA PLUS ACCOUNT -- The DCA Plus Account is not available in all states. If it is available in your state, you may allocate all or part of your initial Purchase Payment to the DCA Plus Account, which is part of the Company's Fixed Account. The rate of Current Interest declared by the Company for the DCA Plus Account will be fixed for the applicable DCA Plus Period, which is a six-month or 12-month period that begins as of the Valuation Date your Purchase Payment is applied to the DCA Plus Account. If you would like to allocate your initial Purchase Payment to the DCA Plus Account, you must complete a DCA Plus form, which is available upon request. Upon the form, you must select the applicable DCA Plus Period, the Subaccounts to which monthly transfers from the DCA Plus Account will be made, and the percentage to be allocated to each such Subaccount. Transfers from the DCA Plus Account to the Fixed Account are not permitted.

      The Company will transfer your Contract Value allocated to the DCA Plus Account to the Subaccounts that you select on a monthly basis over the DCA Plus Period. The Company will effect each transfer on the monthly anniversary of the date that your Purchase Payment is allocated to the DCA Plus Account, and the first such transfer will be made on the first monthly anniversary of that date. The amount of each monthly transfer is found by dividing Contract Value allocated to the DCA Plus Account by the number of months remaining in the DCA Plus Period. The Company may declare a rate of Current Interest for the DCA Plus Account that differs from the rate declared for the Fixed Account.

      You may allocate only Purchase Payments to the DCA Plus Account, and transfers of Contract Value to this account are not permitted under the Contract. Any Purchase Payments allocated to the DCA Plus Account must be made during the DCA Plus Period and will be transferred to the Subaccounts over the months remaining in the DCA Plus Period. The DCA Plus Account is not available if you have purchased a 0-Year or 4-Year Alternate Withdrawal Charge Rider or the Extra Credit Rider, or if the DCA Plus Period has expired. You may terminate your allocation to the DCA Plus Account by sending a written request to transfer all Contract Value allocated to the DCA Plus Account to one or more of the Subaccounts.

DEATH BENEFIT -- The death benefit under the Contract will be determined in the same fashion for a Contract that has Contract Value allocated to the Fixed Account as for a Contract that has Contract Value allocated to the Subaccounts. See "Death Benefit."

CONTRACT CHARGES -- Premium taxes and the account administration, optional rider and withdrawal charges will be the same for Owners who allocate Purchase Payments or transfer Contract Value to the Fixed Account as for those who allocate Purchase Payments or transfer Contract Value to the Subaccounts. For Contract Value that is allocated to the Fixed Account, any optional rider charges are deducted from Current Interest. The charges

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for mortality and expense risks and the administration charge will not be assessed against the Fixed Account, and any amounts that the Company pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Account. In addition, you will not pay directly or indirectly the investment advisory fees and operating expenses of the Underlying Funds to the extent Contract Value is allocated to the Fixed Account; however, you also will not participate in the investment experience of the Subaccounts.

TRANSFERS AND WITHDRAWALS FROM THE FIXED ACCOUNT -- You may transfer amounts from the Subaccounts to the Fixed Account and from the Fixed Account to the Subaccounts, subject to the following limitations. Transfers from the Fixed Account are allowed only (1) during the calendar month in which the applicable Guarantee Period expires, (2) pursuant to the Dollar Cost Averaging Option, provided that such transfers are scheduled to be made over a period of not less than six months, and (3) pursuant to the Asset Reallocation Option, provided that, upon receipt of the Asset Reallocation request, Contract Value is allocated among the Fixed Account and the Subaccounts in the percentages selected by the Owner without violating the restrictions on transfers from the Fixed Account set forth in (1) above. Accordingly, if you desire to implement the Asset Reallocation Option, you should do so at a time when Contract Value may be transferred from the Fixed Account to the Subaccounts without violating the restrictions on transfers from the Fixed Account. Once you implement an Asset Reallocation Option, the restrictions on transfers will not apply to transfers made pursuant to the Option.

      The minimum amount that you may transfer from the Fixed Account to the Subaccounts is the lesser of (i) $500 or (ii) the amount of Contract Value for which the Guarantee Period expires in the calendar month that the transfer is effected. Transfers of Contract Value pursuant to the Dollar Cost Averaging and Asset Reallocation Options are not currently subject to any minimums. The Company reserves the right to limit the number of transfers permitted each Contract Year to 14 transfers, to suspend transfers and to limit the amount that may be subject to transfers. See "Transfers of Contract Value."

      If Purchase Payments are allocated (except Purchase Payments made pursuant to an Automatic Investment Program), or Contract Value is transferred, to the Fixed Account, any transfers from the Fixed Account in connection with the Dollar Cost Averaging or Asset Reallocation Options will automatically terminate as of the date of such Purchase Payment or transfer. You may reestablish Dollar Cost Averaging or Asset Reallocation by submitting a written request to the Company. However, if for any reason a Dollar Cost Averaging Option is canceled, you may only reestablish the option after the expiration of the next monthly or quarterly anniversary that corresponds to the period selected in establishing the option.

      You may also make full or partial withdrawals to the same extent as if you had allocated Contract Value to the Subaccounts. However, no partial withdrawal request will be processed which would result in the withdrawal of Contract Value from the Loan Account. See "Full and Partial Withdrawals" and "Systematic Withdrawals." In addition, to the same extent as Owners with Contract Value in the Subaccounts, the Owner of a Contract used in connection with a Qualified Plan may obtain a loan if so permitted under the terms of the Qualified Plan. See "Loans."

PAYMENTS FROM THE FIXED ACCOUNT -- Full and partial withdrawals, loans, and transfers from the Fixed Account may be delayed for up to six months after a request in good order is received by the Company at its Administrative Office. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Account.

MORE ABOUT THE CONTRACT

OWNERSHIP -- The Owner is the person named as such in the application or in any later change shown in the Company's records. While living, the Owner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows. The Owner may be an entity that is not a living person such as a trust or corporation referred to herein as "Non-natural Persons." See "Federal Tax Matters."

      JOINT OWNERS. The Joint Owners will be joint tenants with rights of survivorship and upon the death of an Owner, the surviving Owner shall be the sole Owner. Any Contract transaction requires the signature of all persons named jointly.

DESIGNATION AND CHANGE OF BENEFICIARY -- The Designated Beneficiary is the person having the right to the death benefit, if any, payable upon the death of the Owner or Joint Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner's estate. The Primary Beneficiary is the individual named as such in the application or any later change shown in the Company's records. The Primary Beneficiary will receive the death benefit of the Contract only if he or she is alive on the date of death of both the Owner and any Joint Owner prior to the Annuity Start Date. Because the death benefit of the Contract goes to the first person on the above list who is alive on the date of death of any Owner, careful consideration should be given to the manner in which the Contract is registered, as well as the designation of the Primary Beneficiary. The

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Owner may change the Primary Beneficiary at any time while the Contract is in force by written request on forms provided by the Company and received by the Company at its Administrative Office. The change will not be binding on the Company until it is received and recorded at its Administrative Office. The change will be effective as of the date this form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.

      Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions or limitations on the designation of a Beneficiary. Some qualified plans do not allow the designation of any primary beneficiary other than a spouse unless the spouse consents to such designation and the consent is witnessed by a plan representative or a notary public.

DIVIDENDS -- The Contract does not share in the surplus earnings of the Company, and no dividends will be paid.

PAYMENTS FROM THE SEPARATE ACCOUNT -- The Company generally will pay any full or partial withdrawal benefit or death benefit proceeds from Contract Value allocated to the Subaccounts, and will transfer Contract Value between Subaccounts or from a Subaccount to the Fixed Account, within seven days after a proper request is received at the Company's Administrative Office. However, the Company can postpone the payment of such a payment or transfer of amounts from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:

o During which the New York Stock Exchange is closed other than customary weekend and holiday closings,

o During which trading on the New York Stock Exchange is restricted as determined by the SEC,

o During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or

o For such other periods as the SEC may by order permit for the protection of investors.

The Company reserves the right to delay payments of any full or partial withdrawal until all of your Purchase Payment checks have been honored by your bank.

PROOF OF AGE AND SURVIVAL -- The Company may require proof of age or survival of any person on whose life annuity payments depend.

MISSTATEMENTS -- If you misstate the age or sex of an Annuitant or age of an Owner, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).


LOANS -- If you own a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code, you may be able to borrow money under your Contract using the Contract Value as the only security for the loan; provided, however, that loans are not available in certain states. If loans are available in your state, you may obtain a loan by submitting a proper written request to the Company. A loan must be taken and repaid prior to the Annuity Start Date. Whether you can borrow money will depend on the terms of your Employer's 403(b) plan or program. If you are permitted, you may obtain a loan by submitting a proper written request to the Company. The minimum loan that may be taken is $1,000. The maximum amount of all loans on all contracts combined is generally equal to the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of the Contract Values or $10,000, whichever is greater ($10,000 limit is not available for contracts issued under a 403(b) Plan subject to the Employee Retirement Income Security Act of 1974). For loans issued under plans that are subject to ERISA, the maximum amount of all loans is the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of your Contract Value. In any case, the maximum loan balance outstanding at any time may not exceed 80% of Contract Value, and the Company reserves the right to limit to one the number of loans outstanding at any time. The Internal Revenue Code requires aggregation of all loans made to an individual employee under a single employer plan. However, since the Company may have no information concerning outstanding loans with other providers, we may only be able to use information available under annuity contracts issued by us, and you will be responsible for determining your loan limits considering loans from other providers. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that loans you request comply with applicable tax requirements and to decline requests that are not in compliance. Reference should be made to the terms of your particular Employer's Plan or program for any additional loan restrictions.


      When an eligible Owner takes a loan, Contract Value in an amount equal to the loan amount is transferred from the Subaccounts and/or the Fixed Account into an

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account called the "Loan Account," which is an account within the Fixed Account.
Amounts allocated to the Loan Account earn the minimum rate of interest guaranteed under the Fixed Account. The Owner's Contract must provide a Fixed Account option for the Owner to be eligible to take a loan. See "The Fixed Account" to determine its availability.

      Interest will be charged for the loan and will accrue on the loan balance from the effective date of any loan. The loan interest rate will be as declared from time to time by the Company but will never be greater than an amount equal to the Guaranteed Rate plus 2.5% and plus the total charges for riders you have selected. For example, if the Guaranteed Rate is 1% and you selected the Annual Stepped Up Death Benefit Rider with an annual charge of 0.20%, the loan interest rate is guaranteed not to exceed 3.7%. Because the Contract Value maintained in the Loan Account (which will earn the Guaranteed Rate) will always be equal in amount to the outstanding loan balance, the net cost of a loan is the interest rate charged by the Company less the amount of the Guaranteed Rate. Thus, the highest net cost of a loan you may be charged is 2.5%, plus the amount of any applicable rider charges.

      Loans must be repaid within five years, unless the loan is used to acquire your principal residence, in which case the loan must be repaid within 30 years. In either event, your loan must be repaid prior to the Annuity Start Date. You must make loan repayments on at least a quarterly basis, and you may prepay your loan at any time. You must label each loan payment as such. If not labeled as a loan payment, amounts received by the Company will be treated as Purchase Payments. Upon receipt of a loan payment, the Company will transfer Contract Value from the Loan Account to the Fixed Account and/or the Subaccounts according to your current instructions with respect to Purchase Payments in an amount equal to the amount by which the payment reduces the amount of the loan outstanding.

      If you do not make any required loan payment by the end of the calendar quarter following the calendar quarter in which the missed payment was due, the TOTAL OUTSTANDING LOAN BALANCE will be deemed to be in default for tax reporting purposes. The total outstanding loan balance, which includes accrued interest, will be reported as income to the Internal Revenue Service ("IRS") on form 1099-R for the year in which the default occurred. The Company may agree to extend these deadlines for late payments within any limits imposed by IRS regulations. This deemed distribution may be subject to a 10% penalty tax, which is imposed upon distributions prior to the Owner attaining age 59 1/2. Once a loan has defaulted, regularly scheduled loan payments will not be accepted by the Company. No new loans will be allowed while a loan is in default. Interest will continue to accrue on a loan in default. Contract Value equal to the amount of the accrued interest may be transferred to the Loan Account. If a loan continues to be in default, the total outstanding balance may be deducted from Contract Value on or after the Contractowner attains age 59 1/2. The Contract will terminate automatically if the outstanding loan balance of a loan in default equals or exceeds the Withdrawal Value. Contract Value will be used to repay the loan and any applicable withdrawal charges. Because of the adverse tax consequences associated with defaulting on a loan, you should carefully consider your ability to repay the loan and should consult with a tax adviser before requesting a loan.

      While the amount to secure the loan is held in the Loan Account, you forego the investment experience of the Subaccounts and the Current Rate of interest on the Fixed Account. Outstanding Contract Debt will reduce the amount of proceeds paid upon full withdrawal, upon payment of the death benefit, and upon annuitization. In addition, no partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account. If a Guaranteed Growth Death Benefit Rider or Guaranteed Minimum Income Benefit Rider is in effect, amounts allocated to the Loan Account will earn the minimum rate of interest guaranteed under the Fixed Account for the purpose of calculating the benefit under any such Rider. Until the loan is repaid, the Company reserves the right to restrict any transfer of the Contract which would otherwise qualify as a transfer permitted in the Internal Revenue Code.

      In the event that you elect to exchange your Contract for a contract of another company, you will need to either pay off your loan prior to the exchange or incur tax consequences in that you will be deemed to have received a taxable distribution in the amount of the outstanding loan balance.

      You should consult with your tax adviser on the effect of a loan.

      Loans are not available in certain states pending department of insurance approval. If loans are later approved by the insurance department of a state, the Company intends to make loans available to all Owners of 403(b) contracts in that state at that time, but there can be no assurance that loans will be approved. Prospective Owners should contact their agent concerning availability of loans in their state.

RESTRICTIONS ON WITHDRAWALS FROM QUALIFIED PLANS -- Generally, a Qualified Plan may not provide for the distribution or withdrawal of amounts accumulated under the Plan until after a fixed number of years, the attainment of a stated age or upon the occurrence of a specific event such as hardship, disability, retirement, death or termination of employment. Therefore, if you own a Contract purchased in connection with a Qualified Plan, you may not be entitled to make a full or partial withdrawal, as described in this Prospectus, unless one of the above-described conditions has been satisfied. For this reason, you should refer to the terms of your particular Qualified Plan, the Internal Revenue Code and other

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applicable law for any limitation or restriction on distributions and withdrawals, including the 10% penalty tax that may be imposed in the event of a distribution from a Qualified Plan before the participant reaches age 59 1/2. See the discussion under "Tax Penalties."

      Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b). The restrictions apply to tax years beginning on or after January 1, 1989. Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement begin only after the employee (i) reaches age 59 1/2, (ii) has a severance from employment, (iii) dies, (iv) becomes disabled, or (v) incurs a hardship. Furthermore, distributions of gains attributable to such contributions accrued after December 31, 1988 may not be made on account of hardship. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, the purchase of a residence, paying certain tuition expenses, paying for funeral expenses, paying for casualty losses on your principal residence, or paying amounts needed to avoid eviction or foreclosure that may ONLY be met by the distribution. You should also be aware that Internal Revenue Service regulations do not allow you to make any contributions to your 403(b) annuity contract for a period of six months after a hardship withdrawal.

      If you own a Contract purchased as a tax-sheltered Section 403(b) annuity contract, you will not, therefore, be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above-described conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) program, the withdrawal constraints described above would not apply to the amount transferred to the Contract designated as attributable to the Owner's December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a tax-free exchange under the Internal Revenue Code. An Owner of a Contract may be able to transfer the Contract's Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under an employer's Section 403(b) arrangement.


      Your particular Qualified Plan or 403(b) plan or program may have additional restrictions on distributions that may also be followed for your Contract. The distribution or withdrawal of amounts under a Contract purchased in connection with a Qualified Plan may result in the receipt of taxable income to the Owner or Annuitant and in some instances may also result in a penalty tax. Therefore, you should carefully consider the tax consequences of a distribution or withdrawal under a Contract and you should consult a competent tax adviser. See "Federal Tax Matters." If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.


RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM -- If you are a Participant in the Texas Optional Retirement Program, your Contract is subject to restrictions required under the Texas Government Code. In accordance with those restrictions, you will not be permitted to make withdrawals prior to your retirement, death or termination of employment in a Texas public institution of higher education and may not receive a loan from your Contract.

FEDERAL TAX MATTERS

INTRODUCTION -- The Contract described in this Prospectus is designed for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code ("Code"). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company's understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service ("IRS") as of the date of this prospectus, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, a person should consult with a qualified tax adviser regarding the purchase of a

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Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF, OR TAX CONSEQUENCES ARISING FROM, ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACT. IN ADDITION, AS PROVIDED IN IRS REGULATIONS, WE INFORM YOU THAT THIS MATERIAL IS NOT INTENDED AND CANNOT BE REFERRED TO OR USED (1) TO AVOID TAX PENALTIES, OR (2) TO PROMOTE, SELL OR RECOMMEND ANY TAX PLAN OR ARRANGEMENT.

TAX STATUS OF THE COMPANY AND THE SEPARATE ACCOUNT --

      GENERAL. The Company intends to be taxed as a life insurance company under
Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.

      CHARGE FOR THE COMPANY'S TAXES. A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts or to the operations of the Company with respect to the Contract or attributable to payments, premiums, or acquisition costs under the Contract. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contract for the Company's federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contract is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company's tax status.

      Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.

      DIVERSIFICATION STANDARDS. Each Underlying Fund will be required to adhere to regulations adopted by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts. Pursuant to these regulations, on the last day of each calendar quarter (or on any day within 30 days thereafter), no more than 55% of the total assets of an Underlying Fund may be represented by any one investment, no more than 70% may be represented by any two investments, no more than 80% may be represented by any three investments, and no more than 90% may be represented by any four investments. For purposes of Section 817(h), securities of a single issuer generally are treated as one investment but obligations of the U.S. Treasury and each U.S. Governmental agency or instrumentality generally are treated as securities of separate issuers. The Separate Account, through the Underlying Funds, intends to comply with the diversification requirements of
Section 817(h).


      OWNER CONTROL. In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable contractowner's gross income. The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating Purchase Payments and Contract Values. While the Company does not think that such will be the case, these differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Separate Account. The Company nonetheless reserves the right to modify the Contract, as it deems appropriate, to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Underlying Funds will be able to operate as currently described in the Prospectus, or that the Underlying Funds will not have to change their investment objective or investment policies.


INCOME TAXATION OF ANNUITIES IN GENERAL--NON-QUALIFIED PLANS -- Section 72 of the Code governs the taxation of annuities. In general, a contract owner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See "Contracts Owned by Non-Natural Persons" and "Diversification Standards." Withholding of federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies the Company of that election.

      SURRENDERS OR WITHDRAWALS PRIOR TO THE ANNUITY START DATE. Code Section 72 provides that amounts received upon a total or partial withdrawal (including systematic withdrawals) from a Contract prior to the Annuity Start Date generally will be treated as gross income to the extent that the cash value of the Contract immediately before the withdrawal (determined without regard to any withdrawal charge in the case of a partial withdrawal) exceeds the "investment in the contract." The "investment in the contract" is that portion, if any, of

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Purchase Payments paid under a Contract less any distributions received previously under the Contract that are excluded from the recipient's gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial withdrawal of a Contract.

      SURRENDERS OR WITHDRAWALS ON OR AFTER THE ANNUITY START DATE. Upon a complete surrender, the receipt is taxable to the extent that the cash value of the Contract exceeds the investment in the Contract. The taxable portion of such payments will be taxed at ordinary income tax rates.


      ANNUITY PAYMENTS. For fixed annuity payments, the taxable portion of each payment generally is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income rates. For variable annuity payments, the taxable portion of each payment is determined by using a formula known as the "excludable amount," which establishes the non-taxable portion of each payment. The non-taxable portion is a fixed dollar amount for each payment, determined by dividing the investment in the Contract by the number of payments to be made. The remainder of each variable annuity payment is taxable. Once the excludable portion of annuity payments to date equals the investment in the Contract, the balance of the annuity payments will be fully taxable.


      PENALTY TAX ON CERTAIN SURRENDERS AND WITHDRAWALS. With respect to amounts withdrawn or distributed before the taxpayer reaches age 59 1/2, a penalty tax is imposed equal to 10% of the portion of such amount which is includable in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the "primary annuitant," who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Contract); (ii) attributable to the taxpayer's becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d));
(vi) under an immediate annuity contract; or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

      If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59 1/2, or
(b) before the taxpayer reaches age 59 1/2.

ADDITIONAL CONSIDERATIONS --

      DISTRIBUTION-AT-DEATH RULES. In order to be treated as an annuity contract, a contract must provide the following two distribution rules: (a) if any owner dies on or after the Annuity Start Date, and before the entire interest in the Contract has been distributed, the remainder of the owner's interest will be distributed at least as quickly as the method in effect on the owner's death; and (b) if any owner dies before the Annuity Start Date, the entire interest in the Contract must generally be distributed within five years after the date of death, or, if payable to a designated beneficiary, must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. If the sole designated beneficiary is the spouse of the deceased owner, the Contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner.


      The right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation, are available only to a person who meets the definition of "spouse" under Federal law. The Federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws. Therefore the spousal continuation provisions of the Contract will not be available to such partners or same sex marriage spouses. Consult a tax advisor for more information on this subject.


      Generally, for purposes of determining when distributions must begin under the foregoing rules, where an owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied by treating the death of the first owner as the one to be taken into account in determining generally when distributions must commence, unless the sole Designated Beneficiary is the deceased owner's spouse.

      GIFT OF ANNUITY CONTRACTS. Generally, gifts of non-tax qualified Contracts prior to the Annuity Start Date will trigger tax on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in

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the donor's income. The 10% penalty tax and gift tax also may be applicable.
This provision does not apply to transfers between spouses or incident to a divorce.

      CONTRACTS OWNED BY NON-NATURAL PERSONS. If the Contract is held by a non-natural person (for example, a corporation) the income on that Contract (generally the increase in net surrender value less the Purchase Payments) is includable in taxable income each year. The rule does not apply where the Contract is acquired by the estate of a decedent, where the Contract is held by certain types of retirement plans, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity. An annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.

      MULTIPLE CONTRACT RULE. For purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all Non-Qualified deferred annuity contracts issued by the same insurer to the same contract owner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract's Annuity Start Date, such as a partial surrender, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.

      In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the Annuity Start Date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, annuity payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the "exclusion ratio" under the contract.

      POSSIBLE TAX CHANGES. In recent years, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change).

      TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT. A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner, the selection of certain Annuity Start Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer, assignment, selection or exchange should contact a competent tax adviser with respect to the potential effects of such a transaction.

      OPTIONAL BENEFIT RIDERS. It is possible that the Internal Revenue Service may take the position that fees deducted for certain optional benefit riders are deemed to be taxable distributions to you. In particular, the Internal Revenue Service may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a tax penalty if withdrawn prior to age 59 1/2. Although we do not believe that the fees associated or any optional benefit provided under the Contract should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting any optional benefit under the Contract.

QUALIFIED PLANS -- The Contract may be used with Qualified Plans that meet the requirements of Section 402A, 403(b), 408 or 408A of the Code. If you are purchasing the Contract as an investment vehicle for one of these Qualified Plans, you should consider that the Contract does not provide any additional tax advantage to that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.

      The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. These Qualified Plans may permit the purchase of the Contract to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Owners, Annuitants, and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. For example, the Company may accept beneficiary designations and payment instructions under the terms of the Contract without regard to any spousal consents that may be required under the plan or the Employee Retirement Income Security Act of 1974 (ERISA). Consequently, an Owner's Beneficiary designation or elected payment option may not be enforceable.

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      The amounts that may be contributed to Qualified Plans are subject to limitations that vary depending on the type of Plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or, for certain plans, could cause the Plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Although these rules have been partially suspended for distributions required for 2009, they apply to distributions required for 2008 that are not paid until 2009, and to distribution for all subsequent taxable years. Failure to comply with these rules could result in disqualification of the Plan or subject the Owner or Annuitant to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their beneficiaries. These requirements may not be incorporated into the Company's Contract administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law.

      The following are brief descriptions of the various types of Qualified Plans and the use of the Contract therewith:

      SECTION 403(b). Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of Purchase Payments from gross income for tax purposes. The Contract may be purchased in connection with a Section 403(b) annuity plan.

      Section 403(b) annuities must generally be provided under a plan which meets certain minimum participation, coverage, and nondiscrimination requirements. Each employee's interest in a retirement plan qualified under Code
Section 403(b) must generally be distributed or begin to be distributed not later than April 1 of the calendar year following the later of the calendar year in which the employee reaches age 70 1/2 or retires ("required beginning date"). Periodic distributions must not extend beyond the life of the employee or the lives of the employee and a designated beneficiary (or over a period extending beyond the life expectancy of the employee or the joint life expectancy of the employee and a designated beneficiary). Distributions are generally not required for 2009.

      If an employee dies before reaching his or her required beginning date, the employee's entire interest in the plan must generally be distributed beginning before the close of the calendar year following the year of the employee's death to a designated beneficiary over the life of the beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the designated beneficiary is the employee's surviving spouse, distributions may be delayed until the employee would have reached age 70 1/2. If there is no designated beneficiary or if distributions are not timely commenced, the entire interest must be distributed by the end of the fifth calendar year following the year of death.

      If an employee dies after reaching his or her required beginning date, the employee's interest in the plan must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the employee's death.

      A Section 403(b) annuity contract may be purchased with employer contributions, employee contributions or a combination of both. An employee's rights under a Section 403(b) contract attributable to employee contributions must be nonforfeitable. The contribution limit is similar to the limits on contributions to qualified retirement plans and depends upon, among other things, whether the annuity contract is purchased with employer or employee contributions.

      Amounts used to purchase Section 403(b) annuities generally are excludable from the taxable income of the employee. As a result, all distributions from such annuities are normally taxable in full as ordinary income to the employee. However, employee salary reduction contributions can be made to certain 403(b) annuities on an after-tax basis. See Roth 403(b) below.


      A Section 403(b) annuity contract must prohibit the distribution of employee contributions (including earnings thereon) until the employee: (i) attains age 59 1/2, (ii) has a severance from employment; (iii) dies; (iv) becomes disabled; or (v) incurs a financial hardship (earnings may not be distributed in the event of hardship). Additional restrictions may be imposed by a particular 403(b) Plan or program. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance.


      Distributions from a Section 403(b) annuity contract may be eligible for a tax-free rollover to another eligible retirement plan, including an individual retirement account or annuity (IRA). See "Rollovers."

      ROTH 403(b). Employees eligible to make elective salary reduction contributions to a 403(b) annuity contract may designate their elective contributions as "Roth contributions" under Code Section 402A, if the employer agrees to treat the contributions as Roth contributions under the employer's 403(b) plan. Roth contributions may be made to the Contract.

      Unlike regular or "traditional" 403(b) contributions, which are made on a pre-tax basis, Roth contributions are made after-tax and must be reported by the employer as currently taxable income of the employee. The employee must specifically designate the contributions as Roth contributions at the time they are made. Roth contributions are always full vested.

      Although Roth contributions are made on an after-tax basis, if they are held in the Contract until certain conditions are met, a contract distribution may be a "qualifying distribution" and the income that is earned

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on the contributions will never be subject to federal income taxes. If a distribution is not qualifying, the income earned on the Roth contributions is subject to federal income taxes when distributed.

      Roth contributions may be made up to the same elective contribution limits that apply to a traditional 403(b) contract. If the employee makes elective contribution to both types of contracts, the one contribution limit will apply to the total of all contributions, both Roth and traditional. Other types of employer contributions, such as matching contributions or non-elective contributions, cannot be made to a Roth contract or account, although they may be made to other accounts in the plan or program.

      Roth contributions are held in a separate Roth account in the Contract and separate records are kept for earnings in the Roth account. Although amounts in a Roth account are subject to the same distribution restrictions, loan limits, and required minimum distribution rules as traditional 403(b) contributions (including lifetime required minimum distributions), the Company may impose special rules on distributions from Roth accounts and may restrict or forbid loans from Roth accounts.

      Distributions from a Roth 403(b) qualified account may be eligible for a tax-free rollover to another eligible retirement plan, including a Roth IRA. See "Rollovers."

      SECTION 408. TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities ("traditional IRAs"). The Contract may be purchased as an IRA. The IRAs described in this section are called "traditional IRAs" to distinguish them from "Roth IRAs," which are described below.

      IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) the lesser of 100% of the individual's taxable compensation or $5,000.


      Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $1,000 for each tax year. However, if the individual is covered by an employer-sponsored retirement plan, the amount of IRA contributions the individual may deduct in a year may be reduced or eliminated based on the individual's adjusted gross income for the year ($89,000 for a married couple filing a joint return and $56,000 for a single taxpayer in 2010). If the individual's spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $167,000 and $177,000. Nondeductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.


      Sale of the Contract for use with IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement that accompanies this Prospectus.

      In general, traditional IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under
Section 403(b) of the Code; however, the required beginning date for traditional IRAs is generally the date that the contract owner reaches age 70 1/2--the contract owner's retirement date, if any, will not affect his or her required beginning date. Distributions are generally not required for 2009. See "Section 403(b)." Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual's income is the amount of the distribution that bears the same ratio as the individual's nondeductible contributions bears to the expected return under the IRA.

      Distributions of deductible, pre-tax contributions and earnings from a traditional IRA may be eligible for a tax-free rollover to any kind of eligible retirement plan, including another traditional IRA. A distribution of non-deductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA. See "Rollovers."


      SECTION 408A. ROTH IRAS. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. The regular contribution limits are phased out for taxpayers with $105,000 to $120,000 in adjusted gross income ($167,000 to $177,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA. Distributions from Roth 403(b) plans can be rolled over to a Roth IRA regardless of income.


      Regular contributions to a Roth IRA are not deductible, and rollovers and conversions from other retirement plans are taxable when completed (with a special rule to spread out the income for 2010 rollovers and conversions to 2011 and 2012), but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. Rollovers of Roth contributions were already taxed when made and are not generally subject to tax when rolled over to a Roth IRA. Sale of the Contract for use with Roth IRAs

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may be subject to special requirements imposed by the Internal Revenue Service.
Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the contract owner's lifetime. Generally, however, the amount remaining in a Roth IRA after the contract owner's death must begin to be distributed by the end of the first calendar year after death, and made in amounts that satisfy IRS required minimum distribution regulations. Distributions are generally not required for 2009. If there is no beneficiary, or if the beneficiary elects to delay distributions, the amount must be distributed by the end of the fifth full calendar year after death of the contract owner (sixth year if 2009 is one of the years included).

      ROLLOVERS. A "rollover" is the tax-free transfer of a distribution from one "eligible retirement plan" to another. Distributions which are rolled over are not included in the employee's gross income until some future time.


      If any portion of the balance to the credit of an employee in a Section 403(b) plan (other than Roth sources) is paid to the employee in an "eligible rollover distribution" and the payee transfers any portion of the amount received to an "eligible retirement plan," then the amount so transferred is not includable in income. Also, pre-tax distributions from an IRA may be rolled over to another kind of eligible retirement plan. An "eligible rollover distribution" generally means any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten years. In addition, a required minimum distribution, and certain corrective distributions, will not qualify as an eligible rollover distribution. A rollover must be made directly between plans or indirectly within 60 days after receipt of the distribution.

      For an employee (or employee's spouse or former spouse as beneficiary or alternate payee), an "eligible retirement plan" will be another Section 403(b) plan, a qualified retirement plan, a governmental deferred compensation plan under Section 457(b), or a traditional individual retirement account or annuity described in Code Section 408. For a non-spouse beneficiary, an "eligible retirement plan" is an IRA established by the direct rollover. For a Roth 403(b) account, a rollover, including a direct rollover, can only be made to a Roth IRA or to the same kind of account in another plan (such as a Roth 403(b) to a Roth 403(b), but not a Roth 403(b) to a Roth 401(k)). Anyone attempting to rollover Roth 403(b) contributions should seek competent tax advice.


      A Section 403(b) plan must generally provide a participant receiving an eligible rollover distribution, the option to have the distribution transferred directly to another eligible retirement plan.

      TAX PENALTIES. PREMATURE DISTRIBUTION TAX. Distributions from a 403(b) plan or IRA before the participant reaches age 59 1/2 are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii) attributable to the employee's disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary and (except for IRAs) which begin after the employee terminates employment; (iv) made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution; (vii) that are rolled over or transferred in accordance with Code requirements; (viii) made as a qualified reservist distribution; or
(ix) that are transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree.

      The exception to the 10% penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10% penalty tax to pay health insurance premiums in certain cases. There are two additional exceptions to the 10% penalty tax on withdrawals from IRAs before age 59 1/2: withdrawals made to pay "qualified" higher education expenses and withdrawals made to pay certain "eligible first-time home buyer expenses."

      MINIMUM DISTRIBUTION TAX. If the amount distributed from a Qualified Contract is less than the minimum required distribution for the year, the participant is subject to a 50% tax on the amount that was not properly distributed. The value of any enhanced death benefits or other optional contract provisions such as the Guaranteed Minimum Income Benefit may need to be taken into account when calculating the minimum required distribution. Consult a tax advisor.

      WITHHOLDING. Periodic distributions (e.g., annuities and installment payments) from a Qualified Contract that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.

      Eligible rollover distributions from a Qualified Plan (other than IRAs) are generally subject to mandatory 20% income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible retirement plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.

      The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended

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as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.

OTHER TAX CONSIDERATIONS --

      FEDERAL ESTATE TAXES. While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

      GENERATION-SKIPPING TRANSFER TAX. Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require the Company to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.


      ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES IN 2010. In 2001, Congress enacted the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"), which eliminated the estate tax (but not the gift tax) and replaced it with a carryover basis income tax regime for estates of decedents dying in 2010, and also eliminated the generation-skipping transfer tax for transfers made in 2010. Beginning in 2011, however, EGTRRA allowed the estate, gift and generation-skipping transfer taxes to return to their pre-EGTRRA form. Moreover, it is possible that Congress may enact legislation reinstating the estate and generation-skipping transfer taxes for 2010, possibly on a retroactive basis. The uncertainty as to future estate, gift and generation-skipping transfer taxes underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.


      ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

      FOREIGN TAX CREDITS. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.


      MEDICARE TAX. Beginning in 2013, distributions from non-qualified annuity contracts will be considered "investment income" for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a tax advisor for more information.


OTHER INFORMATION

INVESTMENT ADVISORY FEES -- You may enter into a separate investment advisory agreement with an investment adviser that provides asset allocation services in connection with your Contract. We are not affiliated with those investment advisers, and we do not supervise or perform due diligence on investment advisers who may provide such asset allocation services. By entering into an agreement with the investment adviser for asset allocation services and executing the Company's investment adviser authorization form, you authorize the investment adviser to allocate your Contract Value among certain Subaccounts and make changes in your allocations from time to time. You also authorize us to deduct amounts from your Contract Value to pay the investment adviser's fee in the amounts and at the times directed by the investment adviser in writing. The investment advisory fee is paid to the investment adviser and is not a Contract charge retained by us. For Non-Qualified Contracts, charges deducted from your Contract Value to pay the investment adviser's fees are taxable distributions to you and may subject you to an additional 10% tax penalty. The investment advisory fee is described more fully in the disclosure statement provided by the investment adviser. You should consult with your representative for details regarding the investment advisory services, including fees and expenses.

      We have entered into an agreement with an investment adviser, Vantage Advisors, LLC, to provide asset allocation services in connection with the Contract. In providing such asset allocation services, Vantage Advisors currently uses the Ibbotson Asset Allocation

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Program, a proprietary asset allocation and rebalancing program developed by
Ibbotson Associates Advisors, LLC. We pay Vantage Advisors a monthly fee, which is based on the aggregate Contract Value of those Contracts for which Owners have retained Vantage Advisors to provide such services. Vantage Advisors has agreed that it will not charge Owners for its asset allocation services provided in connection with the Contract for so long as its agreement with the Company is in effect. You should consult with your representative for details regarding Vantage Advisors' services.

VOTING OF UNDERLYING FUND SHARES -- The Company is the legal owner of the shares of the Underlying Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Underlying Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Underlying Funds on matters requiring shareholder voting under the 1940 Act. In accordance with its view of presently applicable law, the Company will exercise its voting rights based on instructions received from persons having the voting interest in corresponding Subaccounts. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Funds in its own right, it may elect to do so.

      The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular Underlying Fund as to which voting instructions may be given to the Company is determined by dividing your Contract Value in the corresponding Subaccount on a particular date by the net asset value per share of the Underlying Fund as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Underlying Fund for determining shareholders eligible to vote at the meeting of the Underlying Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Underlying Funds.

      It is important that each Owner provide voting instructions to the Company because we vote all Underlying Fund shares proportionately in accordance with instructions received from Owners. This means that the Company will vote shares for which no timely voting instructions are received in the same proportion as those shares for which we do receive voting instructions. As a result, a small number of Owners may control the outcome of a vote. The Company will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Owners, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.

SUBSTITUTION OF INVESTMENTS -- The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, substitutions for, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. If shares of any or all of the Underlying Funds should no longer be available for investment, or if the Company management believes further investment in shares of any or all of the Underlying Funds should become inappropriate in view of the purposes of the Contract, the Company may substitute shares of another Underlying Fund or of a different fund for shares already purchased, or to be purchased in the future under the Contract. Substituted fund shares may have higher fees and expenses. The Company may also purchase, through the Subaccount, other securities for other classes or contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners.

      In connection with a substitution of any shares attributable to an Owner's interest in a Subaccount or the Separate Account, the Company will, to the extent required under applicable law, provide notice, seek Owner approval, seek prior approval of the SEC, and comply with the filing or other procedures established by applicable state insurance regulators.

      The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Underlying Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. The Company may establish new Subaccounts in its sole discretion, and will determine whether to make any new Subaccount available to existing Owners. The Company may also eliminate or combine one or more Subaccounts to all or only certain classes of Owners if, in its sole discretion, marketing, tax, or investment conditions so warrant.

      Subject to compliance with applicable law, the Company may transfer assets to the General Account. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of the Separate Account or any Subaccount to another separate account or Subaccount.

      In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may establish a committee, board, or other group to

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manage one or more aspects of the operation of the Separate Account.

CHANGES TO COMPLY WITH LAW AND AMENDMENTS -- The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.

REPORTS TO OWNERS -- The Company will send you annually a statement setting forth a summary of the transactions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the statement will indicate the allocation of Contract Value among the Fixed Account and the Subaccounts and any other information required by law. The Company will also send confirmations upon Purchase Payments, transfers, loans, loan repayments, and full and partial withdrawals. The Company may confirm certain transactions on a quarterly basis. These transactions include purchases under an Automatic Investment Program, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.

      You will also receive an annual and semiannual report containing financial statements for those Underlying Funds corresponding to the Subaccounts to which you have allocated your Contract Value. Such reports include a list of the portfolio securities of the Underlying Fund, as required by the 1940 Act, and/or such other reports as may be required by federal securities laws.

ELECTRONIC PRIVILEGES -- If the Electronic Privileges section of the application or the proper form has been completed, signed, and filed at the Company's Administrative Office, you may (1) request a transfer of Contract Value and make changes in your Purchase Payment allocation and to an existing Dollar Cost Averaging or Asset Reallocation option by telephone; (2) request a transfer of Contract Value electronically via facsimile; and (3) request transfer of Contract Value through the Company's Internet web site. If you elect Electronic Privileges, you automatically authorize your financial representative to make transfers of Contract Value and changes in your Purchase Payment allocation or Dollar Cost Averaging or Asset Allocation option, on your behalf.

      Any telephone or electronic device, whether it is the Company's, yours, your service provider's, or your registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the Company's processing of your transfer request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Administrative Office.

      The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions provided it complies with its procedures. The Company's procedures require that any person requesting a transfer by telephone provide the account number and the Owner's tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations) or are otherwise unavailable, you may not be able to request transfers by telephone and would have to submit written requests.

      By authorizing telephone transfers, you authorize the Company to accept and act upon telephonic instructions for transfers involving your Contract. There are risks associated with telephone transactions that do not occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. You agree that neither the Company, any of its affiliates, nor any Underlying Fund, will be liable for any loss, damages, cost, or expense (including attorneys' fees) arising out of any telephone requests; provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising from the telephone transfer privilege. The Company may discontinue, modify, or suspend the telephone transfer privilege at any time.

STATE VARIATIONS -- The Prospectus and Statement of Additional Information provide a general description of the Contract. Certain provisions of your contract may be different than the general description in this Prospectus and the Statement of Additional Information, and certain riders, endorsements, and options may not be available, because of legal restrictions in your state. Your actual contract and any endorsements or riders are the controlling documents. Your registered representative can provide specific information that may be applicable to your state. If you would like to review a copy of your contract and its endorsements and riders, if any, contact the Company's Administrative Office.

LEGAL PROCEEDINGS -- The Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no legal proceedings pending or threatened to which the

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Company, the Separate Account, or Security Distributors, Inc. ("SDI") is a party that are reasonably likely to materially affect the Separate Account or the Company's ability to meet its obligations under the Contract, or SDI's ability to perform its contract with the Separate Account.

LEGAL MATTERS -- Amy J. Lee, Esq., Associate General Counsel of the Company, has passed upon legal matters in connection with the issue and sale of the Contract described in this Prospectus, the Company's authority to issue the Contract under Kansas law, and the validity of the forms of the Contract under Kansas law.

SALE OF THE CONTRACT -- The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering.

      PRINCIPAL UNDERWRITER. The Company has entered into a principal underwriting agreement with its subsidiary, Security Distributors, Inc. ("SDI"), for the distribution and sale of the Contract. SDI's home office is located at One Security Benefit Place, Topeka, Kansas 66636-0001. SDI, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (FINRA), formerly known as NASD, Inc.


      SDI does not sell the Contract directly to purchasers. The Contract is offered to the public through registered representatives of broker-dealers that have entered into selling agreements with the Company and SDI for the sale of the Contract (collectively, "Selling Broker-Dealers"). Registered representatives must be licensed as insurance agents by applicable state insurance authorities and appointed agents of the Company in order to sell the Contract. The Company pays commissions to Selling Broker-Dealers through SDI. During fiscal years 2009, 2008, and 2007, the amounts paid to SDI in connection with all Contracts sold through the Separate Account were $8,803,783, $30,575,504, and $56,968,135 respectively. SDI passes through commissions it receives to Selling Broker-Dealers for their sales and does not retain any portion of commissions in return for its services as principal underwriter for the Contract. However, the Company may pay some or all of SDI's operating and other expenses, including the following sales expenses: compensation and bonuses for SDI's management team, advertising expenses, and other expenses of distributing the Contract. In addition, the Company pays SDI an annual payment of 0.75% of all Purchase Payments received under variable annuity contracts issued by the Company to support SDI's ongoing operations.


      SELLING BROKER-DEALERS. The Company pays commissions to all Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. The Company may use any of its corporate assets to pay commissions and other costs of distributing the Contract, including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contract. Commissions and other incentives or payments described below are not charged directly to Owners or the Separate Account. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract or from its General Account.

      COMPENSATION PAID TO ALL SELLING BROKER-DEALERS. The Company pays commissions as a percentage of initial and subsequent Purchase Payments at the time it receives them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of commissions may vary depending on the selling agreement, the Company does not expect commissions to exceed 6.5% of aggregate Purchase Payments (if compensation is paid as a percentage of Purchase Payments) and 0.65% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). The Company also pays non-cash compensation in connection with the sale of the Contract, including conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. The Company may periodically establish commission specials; however, unless otherwise stated, commissions paid under these specials will not exceed an additional 1% of aggregate Purchase Payments.

      The registered representative who sells you the Contract typically receives a portion of the compensation the Company pays to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. ASK YOUR REGISTERED REPRESENTATIVE FOR FURTHER INFORMATION ABOUT WHAT HE OR SHE AND THE SELLING BROKER-DEALER FOR WHOM HE OR SHE WORKS MAY RECEIVE IN CONNECTION WITH YOUR PURCHASE OF A CONTRACT.

      ADDITIONAL COMPENSATION PAID TO SELECTED SELLING BROKER-DEALERS. In addition to ordinary commissions and non-cash compensation, the Company may pay additional compensation to selected Selling Broker-Dealers. These payments may be: (1) trail commissions or persistency payments, which are periodic payments based on contract values of the Company's variable insurance contracts (including Contract Values of the Contract) or other persistency standards; (2) preferred status fees (which may be in the form of a higher percentage of ordinary commission) paid to obtain preferred treatment of the Contract in Selling Broker-Dealers' marketing programs, including enhanced marketing services and increased access to their registered representatives; (3) one-time bonus payments for their participation in sales promotions

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with regard to the Contract; (4) periodic bonus payments calculated as a percentage of the average contract value of the Company's variable insurance contracts (including the Contract) sold by the Selling Broker-Dealer during the calendar year of payment; (5) reimbursement of industry conference fees paid to help defray the costs of sales conferences and educational seminars for the Selling Broker-Dealers' registered representatives; and (6) reimbursement of Selling Broker-Dealers for expenses incurred by the Selling Broker-Dealer or its registered representatives in connection with client seminars or similar prospecting activities conducted to promote sales of the Contract.


      The following list sets forth the names of the top fifteen Selling Broker-Dealers that received additional compensation from the Company in 2009 in connection with the sale of its variable annuity contracts, variable life insurance policies, and other insurance products (including the Contract):
PlanMember Securities Corporation, OFG Financial Services, Inc., Silver Oak Securities, Inc., Flexible Plan Investments Ltd., Vantage Securities, Inc., Northern Lights Distributors, LLC, TransAmerica Financial Advisors, Inc., Legend Equities Corporation, KMS Financial Services, Inc., Lincoln Investment Planning, Inc., Brecek & Young Advisors, Inc., Comprehensive Asset Management and Servicing, Inc., Next Financial Group, Inc., CLS Investments, LLC, and Geneos Wealth Management, Inc.


      These additional compensation arrangements are not offered to all Selling Broker-Dealers and the terms of such arrangements and the payments made thereunder may differ substantially among Selling Broker-Dealers. The payments may be significant and may be calculated in different ways by different Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of the Company's products (and/or its affiliates' products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of the Contract over other variable annuity contracts (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contract. ASK YOUR REGISTERED REPRESENTATIVE FOR FURTHER INFORMATION ABOUT WHAT HE OR SHE AND THE SELLING BROKER-DEALER FOR WHOM HE OR SHE WORKS MAY RECEIVE IN CONNECTION WITH YOUR PURCHASE OF A CONTRACT.

PERFORMANCE INFORMATION


      Performance information for the Subaccounts, including the yield and effective yield of the Rydex | SGI VT Money Market Subaccount, the yield of the remaining Subaccounts, and the total return of all Subaccounts may appear in advertisements, reports, and promotional literature to current or prospective Owners.

      Current yield for the Rydex | SGI VT Money Market Subaccount will be based on income received by a hypothetical investment over a given 7-day period (less expenses accrued during the period), and then "annualized" (i.e., assuming that the 7-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). "Effective yield" for the Rydex | SGI VT Money Market Subaccount is calculated in a manner similar to that used to calculate yield, but reflects the compounding effect of earnings. During extended periods of low interest rates, and due in part to Contract fees and expenses, the Rydex | SGI VT Money Market Subaccount yields may also become extremely low and possibly negative.


      For the remaining Subaccounts, quotations of yield will be based on all investment income per Accumulation Unit earned during a given 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of an Accumulation Unit on the last day of the period. Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Subaccount), and will reflect the deduction of the account administration charge, administration charge, mortality and expense risk charge, rider charges, and contingent deferred sales charge and may simultaneously be shown for other periods.

      Quotations of yield and effective yield do not reflect deduction of the contingent deferred sales charge, and total return figures may be quoted that do not reflect deduction of the charge. If reflected, the performance figures quoted would be lower. Such performance information will be accompanied by total return figures that reflect deduction of the contingent deferred sales charge that would be imposed if Contract Value were withdrawn at the end of the period for which total return is quoted.

      Although the Contract was not available for purchase until June 2002, certain of the Underlying Funds were in existence prior to that date. Performance information for the Subaccounts may also include quotations of total return for periods beginning prior to the availability of the Contract that incorporate the performance of the Underlying Funds.

      Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a

--------------------------------------------------------------------------------
                                       63

--------------------------------------------------------------------------------

representation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Subaccounts, see the Statement of Additional Information.

ADDITIONAL INFORMATION

REGISTRATION STATEMENT -- A Registration Statement under the 1933 Act has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees and may also be obtained from the SEC's web site (http://www.sec.gov).


FINANCIAL STATEMENTS -- The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2009 and 2008, and for each of the three years in the period ended December 31, 2009, and the financial statements of Variable Annuity Account XIV - Advance Designs Variable Annuity at December 31, 2009 and 2008 and for each of the specified periods ended December 31, 2009, are included in the Statement of Additional Information.


TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION

      The Statement of Additional Information for the AdvanceDesigns Variable Annuity contains more specific information and financial statements relating to Security Benefit Life Insurance Company and Subsidiaries and the Separate Account. The Statement of Additional Information is available without charge by calling the Company's toll-free telephone number at 1-800-888-2461 or by detaching this page from the prospectus and mailing it to the Company at P.O. Box 750497, Topeka, Kansas 66675-0497. Be sure to include your name and address when requesting the Statement of Additional Information. The table of contents of the Statement of Additional Information is set forth below:

GENERAL INFORMATION AND HISTORY
   Safekeeping of Assets
   Administrative Services for Certain Owners

METHOD OF DEDUCTING THE EXCESS CHARGE

LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS
   Section 403(b)
   Roth 403(b)
   Sections 408 and 408A

PERFORMANCE INFORMATION

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                       64

--------------------------------------------------------------------------------

OBJECTIVES FOR UNDERLYING FUNDS

--------------------------------------------------------------------------------
There is no guarantee that any Underlying Fund will meet its investment objective.
--------------------------------------------------------------------------------

MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING FUNDS, AND OTHER RELEVANT INFORMATION MAY BE FOUND IN THE RESPECTIVE UNDERLYING FUND PROSPECTUSES. PROSPECTUSES FOR THE UNDERLYING FUNDS SHOULD BE READ IN CONJUNCTION WITH THIS PROSPECTUS.


------------------------------------------------------------------------------------------------------------------------------------
                              SHARE CLASS
UNDERLYING FUND             (IF APPLICABLE)   INVESTMENT OBJECTIVE                 INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
American Century VP             Class II      Seeks long-term growth with          American Century Investment Management, Inc.
Mid Cap Value Fund                            income as a secondary objective.
------------------------------------------------------------------------------------------------------------------------------------
American Century                Class II      Long-term capital growth             American Century Investment Management, Inc.
VP Ultra(R) Fund
------------------------------------------------------------------------------------------------------------------------------------
American Century                Class II      Seeks long-term capital growth       American Century Investment Management, Inc.
VP Value Fund                                 with income as a secondary
                                              objective
------------------------------------------------------------------------------------------------------------------------------------
Dreyfus IP Technology           Service       Capital appreciation                 The Dreyfus Corporation
Growth Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Dreyfus VIF                     Service       Long-term capital growth             The Dreyfus Corporation
International
Value Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Franklin Income                 Class II      Maximize income while maintaining    Franklin Advisers, Inc.
Securities                                    prospects for capital
                                              appreciation.
------------------------------------------------------------------------------------------------------------------------------------
Franklin Small Cap              Class II      Long-term total return               Franklin Advisory Services, LLC
Value Securities
------------------------------------------------------------------------------------------------------------------------------------
Invesco V.I. Basic              Series II     Long-term growth of capital          Invesco Aim Advisors, Inc.
Value Fund                                                                         (Investment Adviser)

                                                                                   AIM Funds Management Inc.
                                                                                   (Sub-adviser)

                                                                                   Invesco Global Asset Management (N.A.), Inc.
                                                                                   (Sub-adviser)

                                                                                   Invesco Institutional (N.A.), Inc.
                                                                                   (Sub-adviser)

                                                                                   Invesco Senior Secured Management, Inc.
                                                                                   (Sub-adviser)

                                                                                   Invesco Hong Kong Limited
                                                                                   (Sub-adviser)

                                                                                   Invesco Asset Management Limited
                                                                                   (Sub-adviser)

                                                                                   Invesco Asset Management (Japan) Limited
                                                                                   (Sub-adviser)

                                                                                   Invesco Asset Management Deutschland
                                                                                   (Sub-adviser)

                                                                                   Invesco Australia Limited
                                                                                   (Sub-adviser)
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       65

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                              SHARE CLASS
UNDERLYING FUND             (IF APPLICABLE)   INVESTMENT OBJECTIVE                 INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
Invesco V.I. Capital            Series II     Long-term growth of capital          Invesco Aim Advisors, Inc.
Development                                                                        (Investment Adviser)

                                                                                   AIM Funds Management Inc.
                                                                                   (Sub-adviser)

                                                                                   Invesco Global Asset Management (N.A.), Inc.
                                                                                   (Sub-adviser)

                                                                                   Invesco Institutional (N.A.), Inc.
                                                                                   (Sub-adviser)

                                                                                   Invesco Senior Secured Management, Inc.
                                                                                   (Sub-adviser)

                                                                                   Invesco Hong Kong Limited
                                                                                   (Sub-adviser)

                                                                                   Invesco Asset Management Limited
                                                                                   (Sub-adviser)

                                                                                   Invesco Asset Management (Japan) Limited
                                                                                   (Sub-adviser)

                                                                                   Invesco Asset Management Deutschland
                                                                                   (Sub-adviser)

                                                                                   Invesco Australia Limited
                                                                                   (Sub-adviser)
------------------------------------------------------------------------------------------------------------------------------------
Invesco V.I. Global             Series I      Capital growth                       Invesco Aim Advisors, Inc.
Health Care Fund                                                                   (Investment Adviser)

                                                                                   AIM Funds Management Inc.
                                                                                   (Sub-adviser)

                                                                                   Invesco Global Asset Management (N.A.), Inc.
                                                                                   (Sub-adviser)

                                                                                   Invesco Institutional (N.A.), Inc.
                                                                                   (Sub-adviser)

                                                                                   Invesco Senior Secured Management, Inc.
                                                                                   (Sub-adviser)

                                                                                   Invesco Hong Kong Limited
                                                                                   (Sub-adviser)

                                                                                   Invesco Asset Management Limited
                                                                                   (Sub-adviser)

                                                                                   Invesco Asset Management (Japan) Limited
                                                                                   (Sub-adviser)

                                                                                   Invesco Asset Management Deutschland
                                                                                   (Sub-adviser)

                                                                                   Invesco Australia Limited
                                                                                   (Sub-adviser)
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       66

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                              SHARE CLASS
UNDERLYING FUND             (IF APPLICABLE)   INVESTMENT OBJECTIVE                 INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
Invesco V.I. Global             Series I      High total return through growth     Invesco Aim Advisors, Inc.
Real Estate Fund                              of capital and current income.       (Investment Adviser)

                                                                                   AIM Funds Management Inc.
                                                                                   (Sub-adviser)

                                                                                   Invesco Global Asset Management (N.A.), Inc.
                                                                                   (Sub-adviser)

                                                                                   Invesco Institutional (N.A.), Inc.
                                                                                   (Sub-adviser)

                                                                                   Invesco Senior Secured Management, Inc.
                                                                                   (Sub-adviser)

                                                                                   Invesco Hong Kong Limited
                                                                                   (Sub-adviser)

                                                                                   Invesco Asset Management Limited
                                                                                   (Sub-adviser)

                                                                                   Invesco Asset Management (Japan) Limited
                                                                                   (Sub-adviser)

                                                                                   Invesco Asset Management Deutschland
                                                                                   (Sub-adviser)

                                                                                   Invesco Australia Limited
                                                                                   (Sub-adviser)
------------------------------------------------------------------------------------------------------------------------------------
Invesco V.I.                    Series II     Long-term growth of capital          Invesco Aim Advisors, Inc.
International Growth                                                               (Investment Adviser)
Fund
                                                                                   AIM Funds Management Inc.
                                                                                   (Sub-adviser)

                                                                                   Invesco Global Asset Management (N.A.), Inc.
                                                                                   (Sub-adviser)

                                                                                   Invesco Institutional (N.A.), Inc.
                                                                                   (Sub-adviser)

                                                                                   Invesco Senior Secured Management, Inc.
                                                                                   (Sub-adviser)

                                                                                   Invesco Hong Kong Limited
                                                                                   (Sub-adviser)

                                                                                   Invesco Asset Management Limited
                                                                                   (Sub-adviser)

                                                                                   Invesco Asset Management (Japan) Limited
                                                                                   (Sub-adviser)

                                                                                   Invesco Asset Management Deutschland
                                                                                   (Sub-adviser)

                                                                                   Invesco Australia Limited
                                                                                   (Sub-adviser)
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       67

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                              SHARE CLASS
UNDERLYING FUND             (IF APPLICABLE)   INVESTMENT OBJECTIVE                 INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
Invesco V.I. Mid Cap            Series II     Long-term growth of capital          Invesco Aim Advisors, Inc.
Core Equity Fund                                                                   (Investment Adviser)

                                                                                   AIM Funds Management Inc.
                                                                                   (Sub-adviser)

                                                                                   Invesco Global Asset Management (N.A.), Inc.
                                                                                   (Sub-adviser)

                                                                                   Invesco Institutional (N.A.), Inc.
                                                                                   (Sub-adviser)

                                                                                   Invesco Senior Secured Management, Inc.
                                                                                   (Sub-adviser)

                                                                                   Invesco Hong Kong Limited
                                                                                   (Sub-adviser)

                                                                                   Invesco Asset Management Limited
                                                                                   (Sub-adviser)

                                                                                   Invesco Asset Management (Japan) Limited
                                                                                   (Sub-adviser)

                                                                                   Invesco Asset Management Deutschland
                                                                                   (Sub-adviser)

                                                                                   Invesco Australia Limited
                                                                                   (Sub-adviser)
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Enterprise          Service       Seeks long-term growth of capital    Janus Capital Management LLC
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Janus               Service       Seeks long-term growth of capital    Janus Capital Management LLC
Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Legg Mason                      Class II      Seeks capital appreciation           Legg Mason Partners Fund Advisor, LLC
ClearBridge Variable                                                               (Investment Adviser)
Aggressive Growth
                                                                                   ClearBridge Advisors, LLC
                                                                                   (Sub-Adviser)
------------------------------------------------------------------------------------------------------------------------------------
Legg Mason                       Class I      Seeks long-term growth of capital    Legg Mason Partners Fund Advisor, LLC
ClearBridge Variable                                                               (Investment Adviser)
Small Cap Growth
                                                                                   ClearBridge Advisors, LLC
                                                                                   (Sub-Adviser)
------------------------------------------------------------------------------------------------------------------------------------
Legg Mason Western              Class II      Seeks to maximize total return,      Legg Mason Partners Fund Advisor, LLC
Asset Variable Global                         consistent with the preservation     (Investment Adviser)
High Yield Bond Fund                          of capital.
                                                                                   Western Asset Management Company
                                                                                   (Sub-Adviser)

                                                                                   Western Asset Management Company Limited
                                                                                   (Sub-Adviser)
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT Research             Service       To seek capital appreciation         Massachusetts Financial Services Company
International
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT Total Return         Service       To seek total return                 Massachusetts Financial Services Company
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT Utilities            Service       To seek total return                 Massachusetts Financial Services Company
------------------------------------------------------------------------------------------------------------------------------------
Mutual Global                   Class II      Capital appreciation                 Franklin Mutual Advisers, LLC
Discovery Securities                                                               (Investment Adviser)

                                                                                   Franklin Templeton Investment
                                                                                   (Sub-Adviser)
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       68

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                              SHARE CLASS
UNDERLYING FUND             (IF APPLICABLE)   INVESTMENT OBJECTIVE                 INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT            Class S       Long-term growth of capital by       Neuberger Berman Management LLC
Socially Responsive                           investing primarily in securities    (Investment Adviser)
                                              of companies that meet the Fund's
                                              financial criteria and social        Neuberger Berman, LLC
                                              policy.                              (Sub-adviser)
------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Core                Service       The Fund seeks a high level of       OppenheimerFunds, Inc.
Bond Fund/VA                                  current income as its primary
                                              goal. As a secondary goal, the
                                              Fund seeks capital appreciation
                                              when consistent with its goal of
                                              high current income. The Fund
                                              invests mainly in investment grade
                                              debt securities.
------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Main                Service       This Fund invests in a               OppenheimerFunds, Inc.
Street Small Cap                              well-diversified mix of smaller
Fund(R)/VA                                    company stocks for capital
                                              appreciation potential.
------------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT All               Administrative    Maximum real return consistent       Pacific Investment Management Company LLC
Asset Portfolio                               with preservation of real capital
                                              and prudent investment management.
------------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Commodity         Administrative    Maximum real return consistent       Pacific Investment Management Company LLC
RealReturn Strategy                           with prudent investment
                                              management.
------------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Emerging             Advisor        Seeks maximum total return,          Pacific Investment Management Company LLC
Markets Bond                                  consistent with preservation of
                                              capital and prudent investment
                                              management.
------------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Foreign           Administrative    Maximum total return, consistent     Pacific Investment Management Company LLC
Bond (U.S. Dollar                             with preservation of capital and
Hedged)                                       prudent investment management.
------------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Low               Administrative    Seeks maximum total return           Pacific Investment Management Company LLC
Duration Portfolio                            consistent with preservation of
                                              capital and prudent investment
                                              management.
------------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Real              Administrative    Maximum real return consistent       Pacific Investment Management Company LLC
Return Portfolio                              with preservation of real capital
                                              and prudent investment management.
------------------------------------------------------------------------------------------------------------------------------------
Royce Capital Fund--          Investment      Long-term growth of capital          Royce & Associates, LLC
Micro-Cap Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Rydex | SGI VT All-                           The Essential Portfolio              Security Global Investors
Asset Aggressive                              Aggressive Fund's objective is to
Strategy                                      primarily seek growth of capital.
------------------------------------------------------------------------------------------------------------------------------------
Rydex | SGI VT All-                           The Essential Portfolio              Security Global Investors
Asset Conservative                            Conservative Fund's objective is
Strategy                                      to primarily seek preservation of
                                              capital and, secondarily, to seek
                                              long-term growth of capital.
------------------------------------------------------------------------------------------------------------------------------------
Rydex | SGI VT All-                           The Essential Portfolio Moderate     Security Global Investors
Asset Moderate                                Fund's objective is to primarily
Strategy                                      seek growth of capital and,
                                              secondarily, to seek preservation
                                              of capital.
------------------------------------------------------------------------------------------------------------------------------------
Rydex | SGI VT All-Cap                        Long-term capital appreciation       Security Global Investors
Opportunity
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       69

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                              SHARE CLASS
UNDERLYING FUND             (IF APPLICABLE)   INVESTMENT OBJECTIVE                 INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
Rydex | SGI VT All                            Long-term growth of capital          Security Global Investors
Cap Value
------------------------------------------------------------------------------------------------------------------------------------
Rydex | SGI VT                                Long-term growth of capital          Security Global Investors
Alpha Opportunity                                                                  (Investment Adviser)

                                                                                   Security Global Investors, LLC
                                                                                   (Sub-Adviser)

                                                                                   Mainstream Investment Advisers, LLC
                                                                                   (Sub-adviser)
------------------------------------------------------------------------------------------------------------------------------------
Rydex | SGI VT                                Long-term growth of capital          Security Global Investors
Global                                                                             (Investment Adviser)

                                                                                   Security Global Investors, LLC
                                                                                   (Sub-Adviser)
------------------------------------------------------------------------------------------------------------------------------------
Rydex | SGI VT High                           High current income and capital      Security Global Investors
Yield                                         appreciation as a secondary
                                              objective.
------------------------------------------------------------------------------------------------------------------------------------
Rydex | SGI VT Large                          Long-term growth of capital          Security Global Investors
Cap Concentrated
Growth
------------------------------------------------------------------------------------------------------------------------------------
Rydex | SGI VT Large                          Long-term growth of capital          Security Global Investors
Cap Core
------------------------------------------------------------------------------------------------------------------------------------
Rydex | SGI VT Large                          Long-term growth of capital          Security Global Investors
Cap Value
------------------------------------------------------------------------------------------------------------------------------------
Rydex | SGI VT                                High level of total return           Security Global Investors
Managed Asset                                                                      (Investment Adviser)
Allocation
                                                                                   T. Rowe Price Associates, Inc.
                                                                                   (Sub-adviser)
------------------------------------------------------------------------------------------------------------------------------------
Rydex | SGI VT Mid                            Capital appreciation                 Security Global Investors
Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
Rydex | SGI VT Mid                            Long-term growth of capital          Security Global Investors
Cap Value
------------------------------------------------------------------------------------------------------------------------------------
Rydex | SGI VT                                As high a level of current income    Security Global Investors
Money Market                                  as is consistent with
                                              preservation of capital by
                                              investing in money market
                                              securities with varying
                                              maturities.
------------------------------------------------------------------------------------------------------------------------------------
Rydex | SGI VT                                Seeks to provide capital             Security Global Investors
Multi-Hedge Strategies                        appreciation consistent with the
                                              return and risk characteristics
                                              of the hedge fund universe.
------------------------------------------------------------------------------------------------------------------------------------
Rydex | SGI VT Small                          Long-term growth of capital          Security Global Investors
Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
Rydex | SGI VT Small                          Long term capital appreciation       Security Global Investors
Cap Value
------------------------------------------------------------------------------------------------------------------------------------
Rydex | SGI VT U.S.                           Provide current income               Security Global Investors
Intermediate Bond
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       70

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                              SHARE CLASS
UNDERLYING FUND             (IF APPLICABLE)   INVESTMENT OBJECTIVE                 INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
Van Kampen LIT                  Class II      Capital growth and income through    Van Kampen Asset Management
Comstock                                      investments in equity securities,
                                              including common stocks,
                                              preferred stocks and securities
                                              convertible into common and
                                              preferred stocks.
------------------------------------------------------------------------------------------------------------------------------------
Van Kampen LIT                  Class II      High current return consistent       Van Kampen Asset Management
Government                                    with preservation of capital.
------------------------------------------------------------------------------------------------------------------------------------
Van Kampen UIF                  Class II      Seeks long-term capital              Morgan Stanley Investment Management Inc.
Emerging Markets Equity                       appreciation.
Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Van Kampen UIF Equity           Class II      Capital appreciation and current     Morgan Stanley Investment Management Inc.
and Income Portfolio                          income.
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       71

                                                                      APPENDIX A

                            IRA DISCLOSURE STATEMENT

This Disclosure Statement describes the statutory and regulatory provisions applicable to the operation of Traditional Individual Retirement Annuities (e.g., non-Roth IRAs). Internal Revenue Service regulations require that this Disclosure Statement be given to each person desiring to establish an Individual Retirement Annuity (IRA). Further information can be obtained from any district office of the Internal Revenue Service.


RIGHT TO REVOKE

You may revoke your IRA within seven days after it has been established. For purposes of revocation, the date your first purchase payment is received by Security Benefit Life Insurance Company will be the date the account is established. To revoke your IRA and receive a refund of the entire amount of contribution paid, you must mail or deliver a written notice of revocation, signed exactly as your signature appears on your variable annuity application, to: SECURITY BENEFIT LIFE INSURANCE COMPANY, P.O. BOX 750497, TOPEKA, KS 66675-0497, 1-800-888-2461.

If you send your revocation notice by First Class Mail, we will consider that you have notified us as of the date of the postmark on the envelope. If you send it by Certified or Registered Mail, you will have notified us as of the certification or registration date on the label. In either case, the revocation notice must be properly addressed and mailed, with postage prepaid. Upon receipt of a timely revocation notice, the entire amount of your contribution will be returned to you without adjustment for sales commissions, administrative fees or market value fluctuation.


WHAT ARE THE STATUTORY REQUIREMENTS?

The annuity contract described in the prospectus which accompanies this IRA Disclosure Statement meets the requirements of Section 408(b) of the Internal Revenue Code as to form for use as an IRA. The form of the contract has been approved by the Internal Revenue Service.

The requirements of Section 408(b) of the Internal Revenue Code, as to form for use as an IRA, are described in Items 1 through 6 below:

1.   The amount in your IRA must be fully vested at all times.

2.   The contract must provide that you cannot transfer it to someone else.

3.   The contract must have flexible premiums.

4. You must start receiving distributions by April 1 of the year following the year in which you reach age 70 1/2 (see "Required Minimum Distributions").

5. The contract must provide that you cannot contribute more than the lesser of 100% of your taxable compensation or the applicable dollar amount as shown in the table below. See "How Much May I Contribute?" (This requirement does not apply to rollovers. See "Rollovers and Direct Transfers.")

6. The contract must provide that any refund of premium will be applied before the close of the calendar year of the year of refund toward the payment of future premiums or the purchase of additional benefits.

WHO IS ELIGIBLE FOR AN IRA?

Any individual (under age 70 1/2) who has compensation or earned income is eligible for either a deductible or a nondeductible IRA.

You may designate your entire contribution as a nondeductible contribution, if you so choose. If your otherwise allowable and deductible IRA contribution is limited because you (or your spouse) are an active participant in a qualified retirement plan provided by your employer and your adjusted gross income exceeds a certain level, you may make a designated nondeductible contribution to the extent your otherwise allowable and deductible contribution amount was limited.

You have the responsibility of determining and reporting on IRS Form 8606 how much you contributed and which portion of the contributions you made were deductible and which were designated nondeductible contributions. Once contributed, the deductible and designated nondeductible contributions are treated the same, meaning, each type receives tax-deferred accumulation of income. You need to know how much of your account is made up of deductible and designated nondeductible contributions in order to determine the taxable portion of any distributions you receive, so you should keep permanent records on your deductible and non-deductible contributions.

Reporting requirements are instituted for individuals who make nondeductible contributions or receive a distribution. A penalty of $100 applies to each instance when a nondeductible contribution is reported but not made, without reasonable cause.

SPOUSAL IRAS --

1.   One or both spouses must be receiving compensation for the taxable year.

2. Both spouses must be under age 70 1/2. (However, if one spouse is not over age 70 1/2, that spouse could contribute under the regular IRA rules.)

3. The contributions need not be split equally between the two accounts. However, no more than the individual account maximum described below can be contributed to either account.

4.    A joint tax return must be filed.

5.    Separate accounts must be maintained for each spouse.

6. Community property laws are not considered in computing contributions to each spouse's account.

DIVORCED SPOUSE IRAS -- The transfer of an individual's interest, in whole or in part, in an IRA to their former spouse under a valid divorce decree or a written instrument incident to such divorce shall not be considered to be a distribution from such an IRA to such individual or their former spouse; nor shall it be considered a taxable transfer by such individual to their former spouse.

The interest described which is transferred to the former spouse shall be treated as an IRA of such spouse.


WHAT IS COMPENSATION?

Compensation is defined as wages, salaries, professional fees, sales commissions, tips, bonuses and earned income to self-employed persons. It does not include earnings and profits from investments, such as interest, dividends and rental income.


WHEN DO I HAVE TO MAKE MY CONTRIBUTIONS?

Contributions, including establishing your IRA, can be made at any time. If you make a contribution between January 1 and April 15, however, you may elect to treat the contribution as made either in that year or in the preceding year. You may file a tax return claiming a deduction for your IRA contribution before the contribution is actually made. You must, however, make the contribution by the due date of your federal tax return, not including extensions.


HOW MUCH MAY I CONTRIBUTE?

REGULAR IRA -- The lesser of 100% of compensation or $5,000. If you are age 50 or over, you may make an additional catch-up contribution to a traditional IRA of $1,000 for each tax year. However, if you are covered by an employer-sponsored retirement plan, the amount of the contribution to a traditional IRA which may be deducted will be reduced or eliminated if your modified adjusted gross income exceeds the limits as set forth in the table below:

------------------- -------------------- --------------------
  TAXABLE YEARS      SINGLE TAXPAYERS       JOINT RETURNS
   BEGINNING IN       PHASE-OUT RANGE      PHASE-OUT RANGE
------------------- -------------------- --------------------
  2010 and after      $56,000-$66,000      $89,000-$109,000
------------------- -------------------- --------------------

If your spouse is covered by an employer retirement plan but you are not, you may be able to deduct those contributions to an IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return exceeds $167,000.

SPOUSAL IRA -- If you and your spouse file a joint return, each of you may contribute up to $5,000 (or $6,000 in 2010 if you are age 50 or older) to your own IRA annually if your joint income in 2010 is at least equal to the combined contributions. The maximum amount the higher compensated spouse may contribute for the year 2010 is the lesser of $5,000 (or $6,000 if you are age 50 or older) or 100% of that spouse's compensation. The maximum the lower compensated spouse may contribute is the lesser of: (i) $5,000 (or $6,000 if you are age 50 or older) or (ii) 100% of that spouse's compensation plus the amount by which the higher compensated spouse's compensation exceeds the amount the higher compensated spouse contributes to his or her IRA.


ARE THERE ANY OTHER LIMITS ON CONTRIBUTIONS?

Yes. For a Traditional IRA, no contribution (other than a rollover or a SEP contribution) can be made in or after the year in which you reach age 70 1/2.


ROLLOVERS AND DIRECT TRANSFERS

If you receive a distribution from another IRA, you may make a rollover contribution of all or part of the amount you receive to this IRA. The rollover must be completed within 60 days after you receive the distribution.

Certain distributions from retirement plans (pension plan, profit-sharing plan, Keogh, 403(b), 401(k) or governmental 457, but not contributions from Roth 401(k) or Roth 403(b) accounts) are also eligible for rollover to your IRA. You may make a rollover contribution by rolling all or a portion of your distribution or directly transferring the assets from your retirement plan. The distribution must be rolled over within 60 days of receipt from the retirement plan administrator or sponsor. In most instances the plan administrator or sponsor must withhold 20% of your distribution for federal income tax purposes unless you elect a direct rollover. In a direct rollover, the distribution from your retirement plan is made directly from the plan administrator or sponsor to your IRA. The amount of your rollover will not be included in your taxable income for the year.

Because of the strict limitations that apply to IRA and retirement plan rollovers, you should consult with your tax advisor before making any type of rollover contribution.


WHAT HAPPENS IF EXCESS CONTRIBUTIONS ARE MADE TO MY IRA?

You must pay a 6% excise tax each year on excess contributions that remain in your IRA. Generally, an excess contribution is the amount contributed to your IRA that is above the maximum amount you can contribute for the year. The excess is taxed in the year contributed and each year after that until you correct it.

You will not have to pay the 6% excise tax if you withdraw the excess amount by the date your tax return is due, including extensions, for the year of the contribution.

The excess contribution can be corrected if you contribute less than the permissible amount the following year; however, the excise tax is not avoided and will be due on the amount you over contributed the previous year.


ARE MY CONTRIBUTIONS DEDUCTIBLE?

Generally, if you are not covered by a qualified retirement plan, the amount you can deduct in a year for contributions to your IRA is the lesser of your taxable compensation for the year or $5,000. If you are age 50 or over, you may make an additional catch-up contribution to a traditional IRA of $1,000 for each tax year.

However, if you are not covered by a qualified retirement plan, but your spouse is you may be able to deduct those contributions to an IRA; however, the amount you may deduct for IRA contributions will be phased out if your adjusted gross income ("AGI") exceeds $167,000.

If you are covered by a qualified retirement plan, the amount of IRA contributions you may deduct in a year may be reduced or eliminated based on your AGI for the year. The limits are:

------------------- -------------------- --------------------
  TAXABLE YEARS      SINGLE TAXPAYERS       JOINT RETURNS
   BEGINNING IN       PHASE-OUT RANGE      PHASE-OUT RANGE
------------------- -------------------- --------------------
  2010 and after      $56,000-$66,000      $89,000-$109,000
------------------- -------------------- --------------------

TAX STATUS OF THE CONTRACT AND DISTRIBUTIONS

1. Earnings of your IRA contract are not taxed until they are distributed from the IRA.

2. In general, taxable distributions are included in your gross income in the year you receive them.

3. Distributions are non-taxable to the extent they represent a return of non-deductible contributions. The non-taxable percentage of a distribution is determined by dividing your total undistributed, non-deductible IRA contributions by the value of all your IRAs (including SEPs and rollovers).

4. Amounts held in IRAs are generally subject to the imposition of federal estate taxes. In addition, if you elect to have all or any part of your account payable to a beneficiary (or beneficiaries) upon your death, the election generally will not subject you to any gift tax liability.

5. Your IRA contract's tax-sheltered status will be lost and the value of your contract will be taxable to you, if:

     a. you engage in a prohibited transaction, as described in Internal Revenue Code Section 4975(c);

     b.   you borrow from your IRA;

     c.   you pledge your IRA as collateral for a loan; or

     d. you invest any part of your IRA assets in collectibles, as defined in Internal Revenue Code Section 408(m)(2).


REQUIRED MINIMUM DISTRIBUTIONS

In general, you must start receiving minimum distributions from your IRA by April 1 following the year in which you reach age 70 1/2 (your "required beginning date") either in a single lump sum or over a period not extending beyond the joint life expectancy of you and a designated beneficiary. For 2009, the required minimum distribution requirements have been suspended and no distributions are required.

Figure your required minimum distribution for each year by dividing the value of your IRA on December 31 of the preceding year by the applicable distribution period or life expectancy found in a table issued by the Internal Revenue Service. Generally, the applicable life expectancy is the remaining joint life and last survivor expectancy of you and a designated beneficiary if that designated beneficiary is assumed to be 10 years younger than you. If your spouse, as your sole designated beneficiary, is more than 10 years younger than you, distributions may be taken over a longer period. The applicable life expectancy may be found in a current version of IRS Publication 590 "Individual

Retirement Arrangements." To obtain a free copy of IRS Publication 590 and other IRA forms, write the IRS Forms Distribution Center for your area as shown in your income tax return instructions, or you can find Publication 590 on the Internet at www.irs.gov.

Annuity payments which begin by April 1 of the year following the year you reach age 70 1/2 satisfy the minimum distribution requirement if they provide for non-increasing payments over your life or the lives of you and your beneficiary, provided that, if installments are guaranteed, the maximum guaranty period must be less than the applicable life expectancy.

If you have more than one IRA, you must determine the required minimum distribution separately for each IRA; however, you can take the actual distribution of these amounts from any one or more of your IRAs.

If the actual distribution from your IRA is less than the minimum amount that should be distributed in accordance with the rules set forth above, the difference is an excess accumulation. There is a 50% excise tax on any excess accumulations.

If you die after your required beginning date, your entire remaining account balance must be distributed to your designated beneficiary at least as rapidly as under the method of distribution in effect on your date of death.

After your death, the general rule is that your entire balance must be distributed in substantially equal installments over a fixed period not exceeding your designated beneficiary's life expectancy (as determined under tables issued by the IRS), beginning no later than December 31 of the year following the year in which you died. If you have no individual designated beneficiary, or if the beneficiary elects to delay distributions, your account must be distributed by the end of the fifth calendar year after the year of your death. If this period includes the year 2009, the five year period is extended to six years. If your spouse is your designated beneficiary, such distribution need not commence until December 31 of the year during which you would have attained age 70 1/2 had you survived. Alternatively, if your designated beneficiary is your spouse, he or she may elect to treat your IRA as his or her own IRA. The Federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws. Therefore spousal continuation will not be available to such partners or same sex marriage spouses. Consult a tax advisor for more information on this subject.


ARE THERE ANY PENALTIES FOR PREMATURE DISTRIBUTIONS?

There is an additional tax on premature distributions equal to 10% of the amount of the premature distribution that you must include in your gross income. Premature distributions are generally amounts you withdraw from your IRA before you are age 59 1/2. However, the tax on premature distributions does not apply:

  1. To distributions that are rolled over tax free to another IRA, a qualified employee retirement plan, a tax-sheltered annuity, or a governmental 457 deferred compensation plan.

  2. To a series of substantially equal periodic payments made over your life or life expectancy, or the joint life expectancy of you and your beneficiary.

  3. To amounts distributed to a beneficiary, or the individual's estate, on or after the death of the individual.

  4. If you are permanently disabled. You are considered disabled if you cannot do any substantial gainful activity because of your physical or mental condition. A physician must determine that your condition can be expected to result in death or to be of long, continued, and indefinite duration.

  5. To a distribution which does not exceed the amount of your medical expenses that could be deducted for the year (generally speaking, medical expenses paid during a year are deductible to the extent they exceed 7 1/2% of your adjusted gross income for the year).

  6. To a distribution (subject to certain restrictions) that does not exceed the premiums you paid for health insurance coverage for yourself, your spouse and dependents if you have been unemployed and received unemployment compensation for at least 12 weeks.

  7. To a "qualified first-time homebuyer distribution," within the meaning of Internal Revenue Code Section 72(t)(8), up to $10,000.

  8. To a distribution for post-secondary education costs for you, your spouse or any child or grandchild of you or your spouse.

  9. To a distribution due to a levy by the Internal Revenue Service on the contract.

 10.  To a qualified reservist distribution.


REPORTS

1. Financial information about your IRA will be provided to you annually.

2. IRS Form 5329 must be filed for a year during which excise tax is imposed.

SIMPLIFIED EMPLOYEE PENSION (SEP-IRA)

Your Employer may contribute to your IRA, pursuant to a Simplified Employee Pension, the lesser of 25% of your compensation from such Employer or $49,000. In addition to the Employer's contribution to the SEP, you may also make a contribution to your IRA within the appropriate limits.


FINANCIAL INFORMATION

Contributions to your IRA contract are subject to certain charges including the mortality and expense risk fee. Any applicable charges are described in more detail in the variable annuity contract prospectus which accompanies this IRA Disclosure Statement. The mortality and expense risk fee is not deducted from contract value allocated to the contract's general account option. See the accompanying prospectus for the Underlying Funds for information about the charges associated with the funds underlying the variable annuity contract. Contractowners who allocate contract value to the Subaccounts bear a pro rata share of the Underlying Fund's fees and expenses. The growth in value of the IRA contract is neither guaranteed, nor projected, but is based upon the investment experience of the underlying mutual fund portfolios that correspond to the Subaccounts to which you have allocated contract value.


             THIS DISCLOSURE STATEMENT IS NOT PART OF THE PROSPECTUS

                                                                      APPENDIX B

                       ROTH INDIVIDUAL RETIREMENT ANNUITY
                              DISCLOSURE STATEMENT



This Disclosure Statement describes the statutory and regulatory provisions applicable to the operation of Roth IRAs. Internal Revenue Service regulations require that this Disclosure Statement be given to each person desiring to establish a Roth IRA. Further information can be obtained from any district office of the Internal Revenue Service.


RIGHT TO REVOKE

You may revoke your Roth IRA within seven days after it has been established. For purposes of revocation, the date your first purchase payment is received by Security Benefit Life Insurance Company will be the date the account is established. To revoke your Roth IRA and receive a refund of the entire amount of contribution paid, you must mail or deliver a written notice of revocation, signed exactly as your signature appears on your variable annuity application, to: SECURITY BENEFIT LIFE INSURANCE COMPANY, P.O. BOX 750497, TOPEKA, KS 66675-0497, 1-800-888-2461.

If you send your revocation notice by First Class Mail, we will consider that you have notified us as of the date of the postmark on the envelope. If you send it by Certified or Registered Mail, you will have notified us as of the certification or registration date on the label. In either case, the revocation notice must be properly addressed and mailed, with postage prepaid. Upon receipt of a timely revocation notice, the entire amount of your contribution will be returned to you without adjustment for sales commissions, administrative fees or market value fluctuation.


WHAT ARE THE REQUIREMENTS?

A Roth IRA contract must meet the following requirements:

1.   The amount in your Roth IRA must be fully vested at all times.

2.   The contract must provide that you cannot transfer it to someone else.

3.   The contract must have flexible premiums.

4. If you die before your entire interest in the contract has been distributed, your beneficiary may need to receive distributions within a specified time frame (see "Required Minimum Distributions" below).

5. The contract must provide that you cannot contribute more than the lesser of 100% of your taxable compensation or the applicable dollar amount as shown in the table below. This requirement does not apply to qualified rollover contributions. (See "Rollovers and Direct Transfers" below).

6. The contract must provide that any refund of premium will be applied before the close of the calendar year of the year of refund toward the payment of future premiums or the purchase of additional benefits.

The annuity contract described in the prospectus which accompanies this Roth IRA Disclosure Statement contains the provisions described above. Approval as to the form of the contract has been provided by the Internal Revenue Service.


ROLLOVERS AND DIRECT TRANSFERS

1. You may make a qualified rollover contribution to this Roth IRA from any "eligible retirement plan" including a qualified plan, a 403(b) plan, a 457 governmental plan or any kind of IRA, including another Roth IRA, and such a contribution will not count toward the annual limit on contributions to this Roth IRA. Prior to 2010, you could make a qualified rollover contribution from any of these accounts (except another Roth IRA or Roth account in a 401(k) or 403(b) plan) only if your modified adjusted gross income for the year in which the rollover will occur is $100,000 or less and you are not a married individual filing a separate return from your spouse. Beginning in 2010, the modified adjusted gross income and filing status limitations for rollovers have been removed. A rollover from a traditional IRA may be subject to income taxes. However, taxation of income from taxable rollovers from these other eligible retirement plans that occur in 2010 may be recognized ratably in 2011 and 2012. After 2011, all income will be recognized in the year of the rollover.

2. Any after-tax amount distributed rolled over to your Roth IRA (such as non-deductible contributions to a traditional IRA) will not be subject to federal income taxes. Qualified rollovers from a Roth account in a Section 401(k) or a Section 403(b) plan are also not taxable.

3. You must complete any qualified rollover contribution by the 60th day after the date you receive a distribution from the plan or your IRA.

4. A direct transfer of funds in a rollover to a Roth IRA from one trustee or insurance company to this Roth IRA, and any rollover from a Roth account in a Section 401(k) or a Section 403(b) plan is not required to be counted as a rollover.

5. A distribution from this Roth IRA may be used as a rollover contribution to another Roth IRA. You may not transfer a Roth IRA to a traditional IRA or any other qualified plan, including a Roth account in a Section 401(k) or a
     Section 403(b) plan.

6. You may not rollover minimum required distributions from your traditional IRA, any qualified plan or Section 403(b) plan, or governmental 457 plan into this Roth IRA.

7. A rollover contribution from one IRA to another IRA, other than a qualified rollover contribution from a traditional IRA to a Roth IRA, may be made only once a year. The one-year period begins on the date you receive the distribution from the first IRA, not on the date you roll it over (reinvest it) into another IRA. A conversion from a traditional IRA to a Roth IRA is not treated as a rollover for purposes of the one-year rule.


AMOUNT OF ANNUAL CONTRIBUTION

1. In general, the amount you can contribute each year to the Roth IRA is the lesser of 100% of compensation or $5,000. If you are age 50 or over, you may make an additional catch-up contribution to a Roth IRA of $1,000 for each tax year.

     If you have more than one IRA (either a Roth IRA or a traditional IRA), the limit applies to the total contributions made to your IRAs for the year. Wages, salaries, tips, professional fees, bonuses and other amounts you receive for providing personal services are compensation. If you own and operate your own business as a sole proprietor, your net earnings reduced by your deductible contributions on your behalf to self-employed retirement plans is compensation. If you are an active partner in a partnership and provide services to the partnership, your share of partnership income reduced by deductible contributions made on your behalf to qualified retirement plans is compensation.

2. No amount you contribute to the Roth IRA will be deductible for federal income tax purposes.

3. Contributions to your Roth IRA can be made at any time or by the due date of your federal tax return, not including extensions. If you make a contribution between January 1 and April 15, however, you may elect to treat the contribution as made either in that year or in the preceding year.

4. If both you and your spouse have compensation, you can each set up your own Roth IRA. The contribution for each of you is figured separately and depends on how much each of you earns. Both of you cannot participate in the same Roth IRA.

5. If you and your spouse file a joint return, each of you may contribute up to $5,000 (or $6,000 in 2010 if you are age 50 or older) to your own Roth IRA annually if your joint income in 2010 is at least equal to the combined contributions. The maximum amount the higher compensated spouse may contribute for the year 2010 is the lesser of $5,000 (or $6,000 if you are age 50 or older) or 100% of that spouse's compensation. The maximum the lower compensated spouse may contribute is the lesser of: (i) $5,000 (or $6,000 if you are age 50 or older) or (ii) 100% of that spouse's compensation plus the amount by which the higher compensated spouse's compensation exceeds the amount the higher compensated spouse contributes to his or her Roth IRA.

6. Your maximum annual contribution amount shall be phased-out if you are single and have an adjusted gross income between $105,000 and $120,000, or if you are married and you and your spouse have a combined adjusted gross income between $167,000 and $177,000 in accordance with Internal Revenue Code Section 408A(c)(3).


TAX STATUS OF DISTRIBUTIONS

1. Since your contributions to the contract will be made with after-tax dollars, your contributions will not be subject to federal income tax when they are distributed to you. Distributions from the Roth IRA will be considered as coming first from your contributions and then from the earnings on your contributions. You will owe no federal income tax when earnings on your contributions are distributed to you, provided they are distributed in a "qualified distribution."

2. "Qualified distributions" from the Roth IRA will not be subject to federal income tax or the additional 10% early withdrawal tax. To be qualified, a distribution must:

     a. occur after the five-year period beginning on the first day of the year you made your initial contribution to any Roth IRA, and

     b.   must be:

          (1)  made on or after the date on which you attain age 59 1/2;

          (2)  made to a beneficiary (or your estate) on or after your death;

          (3)  attributable to your being disabled; or

          (4) a distribution to pay for "qualified first-time homebuyer expenses" under Internal Revenue Code Section 72(t)(8) up to $10,000.

3. You will owe federal income tax, and perhaps an additional 10% early withdrawal tax, as a result of obtaining a "nonqualified distribution."

4. Amounts held in Roth IRAs are generally subject to the imposition of federal estate taxes. If you elect to have all or any part of your account payable to a beneficiary (or beneficiaries) upon your death, the election generally will not subject you to any gift tax liability.


REQUIRED MINIMUM DISTRIBUTIONS

1. You are not required to receive minimum distributions from your Roth IRA during your lifetime.

2. If you die before the entire balance in your Roth IRA has been distributed, the general rule is that the entire balance must be distributed in substantially equal installments over a fixed period not exceeding the designated beneficiary's life expectancy (as determined under Internal Revenue Service regulations), beginning no later than December 31 of the year following the year in which you died. If you have no individual designated beneficiary, or if the beneficiary elects to delay distributions, your account must be distributed by the end of the fifth calendar year after the year of your death. If this period includes the year 2009, the five year period is extended to six years. If your spouse is the sole designated beneficiary of your Roth IRA on your date of death, these rules do not apply and the Roth IRA will be treated as your spouse's IRA, and no distributions from the Roth IRA to your spouse will be required during your spouse's lifetime. The Federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws. Therefore spousal continuation will not be available to such partners or same sex marriage spouses. Consult a tax advisor for more information on this subject.

3. Life expectancies are determined using the life expectancy tables shown in IRS Publication 590 "Individual Retirement Arrangements." To obtain a free copy of IRS Publication 590, write the IRS Forms Distribution Center for your area as shown in your income tax return instructions, or you may download Publication 590 from www.irs.gov.

4. If the actual distribution from your Roth IRA is less than the minimum amount that should be distributed in accordance with the rules set forth above, the difference is an excess accumulation. There is a 50% excise tax on any excess accumulations.


WHAT HAPPENS IF EXCESS CONTRIBUTIONS ARE MADE TO MY ROTH IRA?

1. You must pay a 6% excise tax if you make excess contributions to your Roth IRA. Generally, an excess contribution is the amount contributed to your Roth IRA that is above the maximum amount you can contribute for the year.

2. You will not have to pay the 6% excise tax if you withdraw the excess amount, plus the net income on those excess contributions, by the date your tax return is due, including extensions, for the year of the contribution. The net earnings on these excess contributions will be included in your income for the year in which the contributions were made.

3. If your excess contributions, plus the net income on those contributions, are distributed after the due date of your tax return for the year of contribution, the earnings on those contributions may be subject to federal income tax and the 10% tax on premature distributions. However, if you choose to leave the excess contributions in your Roth IRA after the due date of your income tax return for the year of contribution, the excess contributions will be treated as deemed Roth IRA contributions for subsequent years, to the extent you contribute less than the maximum amount which you are allowed to contribute for those subsequent years.


ARE THERE ANY PENALTIES FOR PREMATURE DISTRIBUTIONS?

There is an additional tax on premature distributions which are part of a nonqualified distribution equal to 10% of the amount of the premature distribution that you must include in your gross income. (See the discussion above on the "Tax Status of Distributions.") Premature distributions are generally amounts you withdraw from your Roth IRA before you are age 59 1/2. However, the tax on premature distributions does not apply:

1. To distributions that constitute qualified rollover contributions to another Roth IRA.

2. To a series of substantially equal periodic payments made over your life or life expectancy, or the joint life expectancy of you and your beneficiary.

3. To amounts distributed to a beneficiary, or your estate, on or after your death.

4. If you are permanently disabled. You are considered disabled if you cannot do any substantial gainful activity because of your physical or mental condition. A physician must determine that your condition can be expected to result in death or to be of long, continued, and indefinite duration.

5. To a distribution which does not exceed the amount of your medical expenses that could be deducted for the year (generally speaking, medical expenses paid during a year are deductible to the extent they exceed 7 1/2% of your adjusted gross income for the year).

6. To a distribution (subject to certain restrictions) that does not exceed the premiums you paid for health insurance coverage for yourself, your spouse and dependents if you have been unemployed and received unemployment compensation for at least 12 weeks.

7. To a "qualified first-time homebuyer distribution," within the meaning of Internal Revenue Code Section 72(t)(8), up to $10,000.

8. To a distribution for post-secondary education costs for you, your spouse or any child or grandchild of you or your spouse.

9. To a distribution due to a levy by the Internal Revenue Service of the qualified plan.

10.  To a qualified reservist distribution.


IRA EXCISE TAX REPORTING

Use Form 5329, Return for Individual Retirement Arrangement Taxes, to report the excise taxes on excess contributions and premature distributions. If you do not owe any excise taxes, you do not need to file Form 5329. Further information can be obtained from any district office of the Internal Revenue Service.


TRANSACTIONS WITH YOUR ROTH IRA

If you engage in a so-called prohibited transaction with respect to your Roth IRA, the IRA will lose its exemption from tax. In this event, you will be taxed on the taxable portion of the fair market value of the contract even if you do not actually receive a distribution. In addition, if you are less than age 59 1/2, your taxes may be further increased by a penalty tax in an amount equal to 10% of the taxable portion of the fair market value of the contract. These prohibited transactions include borrowing money from your Roth IRA, using your Roth IRA account as security for a loan or a number of other financial transactions with your Roth IRA. If you pledge your Roth IRA as security for a loan, then the amount or portion pledged is considered to be distributed to you and also the taxable portion must be included in your gross income. (Note: This contract does not allow borrowings under it, nor may it be assigned or pledged as collateral for a loan.)


FINANCIAL INFORMATION

Contributions to your Roth IRA contract are subject to certain charges including the mortality and expense risk fee. Any applicable charges are described in more detail in the variable annuity contract prospectus which accompanies this Roth IRA Disclosure Statement. The mortality and expense risk fee is not deducted from contract value allocated to the contract's general account option. See the accompanying prospectus for the Underlying Funds for information about the charges associated with the funds underlying the variable annuity contract. Contractowners who allocate contract value to the Subaccounts bear a pro rata share of the underlying fund's fees and expenses. The growth in value of the Roth IRA contract is neither guaranteed, nor projected, but is based upon the investment experience of the Underlying Fund portfolios that correspond to the Subaccounts to which you have allocated contract value.

IMPORTANT: The discussion of the tax rules for Roth IRAs in this Disclosure Statement is based upon the best available information. However, the rules that apply to Roth IRAs, including those applicable to the conversion and reconversion of IRAs, are complex and may have consequences that are specific to your personal tax or financial situation. Therefore, you should consult your tax advisor for the latest developments and for advice about how maintaining a Roth IRA will affect your personal tax or financial situation.


             THIS DISCLOSURE STATEMENT IS NOT PART OF THE PROSPECTUS

                                   APPENDIX C


          RIDERS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010



GUARANTEED MINIMUM INCOME BENEFIT (THIS RIDER WAS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010) -- This rider makes available a minimum amount for the purchase of a fixed Annuity ("Minimum Income Benefit"). The Minimum Income Benefit is equal to Purchase Payments and any Credit Enhancements and Bonus Credits, net of any premium tax, less an adjustment for withdrawals, increased at an annual effective rate of interest of 3% or 5%, as elected in the application. (If you elected the Guaranteed Minimum Income Benefit at 5%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the Rydex | SGI VT Money Market Subaccount or the Fixed Account; however, you will still pay the Rider charge applicable to the 5% rate.) Any amounts allocated to the Loan Account, however, will only earn the Guaranteed Rate.
     In crediting interest, the Company takes into account the timing of when each Purchase Payment and withdrawal occurred and accrues such interest until the earlier of: (1) the Annuity Start Date, or (2) the Contract Anniversary following the oldest Annuitant's 80th birthday. In the event of a withdrawal, the Minimum Income Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.
     You may apply the Minimum Income Benefit, less any applicable premium tax and pro rata account administration charge, to purchase a fixed Annuity within 30 days of any Contract Anniversary following the 10th Contract Anniversary. You may apply the Minimum Income Benefit to purchase only a fixed Annuity under Option 2, life income with a 10-year period certain, or Option 4B, joint and last survivor with a 10-year period certain. See the discussion of Options 2 and 4 under "Annuity Options." The Annuity rates for this rider are based upon the 1983(a) mortality table with mortality improvement under projection scale G and an interest rate of 2 1/2%. This rider was available only if the age of the Owner at the time the Contract is issued was age 79 or younger.

6% DOLLAR FOR DOLLAR GUARANTEED MINIMUM INCOME BENEFIT (FORMERLY DOLLAR FOR DOLLAR LIVING BENEFIT) (THIS RIDER WAS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010) -- This rider, like the Guaranteed Minimum Income Benefit Rider, makes available a minimum amount for the purchase of a fixed Annuity ("Minimum Income Benefit"); provided, however, that there are differences in the terms of the riders, including the annual effective rate of interest and the manner in which withdrawals affect the Minimum Income Benefit under each rider. You may never need to rely upon the Minimum Income Benefit, which should be viewed as a payment "floor."
     The Minimum Income Benefit under this rider is equal to Purchase Payments received during the three-year period that starts on the Contract Date, plus any Credit Enhancements and/or Bonus Credits applied in connection with those Purchase Payments, less any premium tax, and less an adjustment for withdrawals, increased at an annual effective rate of interest of 6%. Please note that the Company will credit a maximum rate of 3% for amounts allocated to the Rydex | SGI VT Money Market Subaccount, the Fixed Account, the PIMCO Low Duration Subaccount and the Loan Account; however, you will still pay the full rider charge. To the extent that you allocate Purchase Payments or transfer Contract Value to the Rydex | SGI VT Money Market Subaccount, the Fixed Account, the PIMCO Low Duration Subaccount or the Loan Account, you will not receive the benefit of an annual effective interest rate of 6% in determining the Minimum Income Benefit. The Company may add new Subaccounts in the future that will earn only the 3% rate in calculating the Minimum Income Benefit. Any such Subaccounts will be disclosed in this Prospectus.
     Under this rider, you may withdraw up to a specified amount each Contract Year (the "Annual Limit"), without a proportional reduction in the Minimum Income Benefit. If you purchased this rider when you purchased the Contract, the Annual Limit initially was equal to 6% of the initial Purchase Payment, not including any Credit Enhancement and/or any Bonus Credits. If you purchased this rider on a Contract Anniversary, the Annual Limit initially was equal to 6% of Contract Value. The Annual Limit will remain the same each Contract Year, unless you make additional Purchase Payments after the purchase date of the rider or make a withdrawal that, on its own or together with other withdrawals in that Contract Year, exceeds the Annual Limit immediately prior to the withdrawal.
     The Company increases the Annual Limit in an amount equal to 6% of any Purchase Payment that is added subsequent to the purchase date of the rider. The Company reduces the Annual Limit if you make a withdrawal in a Contract Year that, on its own or together with other withdrawals in that Contract Year, exceeds the Annual Limit. In that event, the Company will reduce the Annual Limit by a percentage that is found by dividing (a) over (b) where (a) is the amount of the withdrawal that exceeds the Annual Limit, and (b) is the amount of Contract Value immediately prior to the withdrawal, reduced by that portion of the withdrawal, if any, that was not in excess of the Annual Limit. The Annual Limit as last adjusted in a Contract Year is the new Annual Limit for subsequent Contract Years, subject to adjustment for Purchase Payments made subsequent to adjusting the Annual Limit or aggregate withdrawals in a Contract Year that exceed the new Annual Limit. Any portion of the Annual Limit that is not withdrawn during a Contract Year may not be carried over for withdrawal in a subsequent Contract Year.
     In crediting interest to determine the Minimum Income Benefit, the Company takes into account the timing of when each Purchase Payment and withdrawal occurs and accrues the applicable annual effective rate of interest until the earlier of: (1) the Annuity Start Date, or (2) the Contract Anniversary following the oldest Annuitant's 80th birthday.
     In the event of a withdrawal that does not exceed the Annual Limit, the Minimum Income Benefit is reduced as of the date of the withdrawal by the exact dollar amount of the withdrawal, which for purposes of the rider includes any applicable withdrawal charges, any Credit Enhancement forfeitures and any premium tax charges. In the event of a withdrawal that exceeds the Annual Limit, the Minimum Income Benefit is first reduced by any portion of the withdrawal that does not exceed the Annual Limit and is then further reduced by a percentage found by dividing the amount of the withdrawal that exceeds the Annual Limit, by the amount of Contract Value immediately prior to the withdrawal, reduced by that portion of the Withdrawal, if any, that was not in excess of the Annual Limit.
     Beginning on the tenth anniversary of the purchase date of the rider, you may apply the Minimum Income Benefit, less any applicable premium tax and pro rata account administration charge, to purchase a fixed Annuity under: (1) Annuity Option 2, (2) Annuity Option 4B, or (3) the Alternate Benefit, as discussed below. You may purchase a fixed Annuity under Option 2 or Option 4B within the 30-day period following any Contract Anniversary that occurs on or after the 10th anniversary of the purchase date of the rider. A fixed Annuity under Option 2 provides annuity payments that will be made during the lifetime of the Annuitant with a 10-year period certain, and under Option 4B provides annuity payments that will be made as long as either Annuitant is living with a 10-year period certain. See the discussion of Option 2 and Option 4B under "Annuity Options." The Annuity rates under the rider for those Options are based upon the 1983(a) mortality table with mortality improvement under projection scale G and an interest rate of 2%.
     The Owner may elect an Alternate Benefit, which provides for fixed Annuity payments on a monthly, quarterly, semiannual or annual basis for a period of 15 years. THE ALTERNATE BENEFIT IS AVAILABLE ONLY ON THE TENTH ANNIVERSARY OF THE RIDER PURCHASE DATE AND SHALL NOT BE AVAILABLE THEREAFTER. Any election of the Alternate Benefit is made by providing written notice of such election to the Company within the 30-day period following the tenth anniversary of the purchase date of the rider. Annuity payments under the Alternate Benefit are equal to the amount determined by dividing the Minimum Income Benefit on the Annuity Start Date, less any applicable premium tax and any pro rata account administration charge, by the total number of payments, as set forth in the table below (the total number of payments is based upon whether the Owner elects monthly, quarterly, semiannual or annual payments):

----------------------------------------------------------
    PAYMENT FREQUENCY        TOTAL NUMBER OF PAYMENTS
----------------------------------------------------------
         Monthly                       180
        Quarterly                       60
       Semiannual                       30
         Annual                         15
----------------------------------------------------------

The Company guarantees that the Alternate Benefit shall be at least equal to an amount determined by applying the Minimum Income Benefit on the Annuity Start Date, less any applicable premium tax and any pro rata account administration charge, to Annuity Option 7 with a 15-year period certain, calculated without reference to the terms of the rider (see the discussion of Option 7 under "Annuity Options").
     The Alternate Benefit is calculated without reference to Annuity rates and represents the return of your Minimum Income Benefit on the Annuity Start Date, less any applicable premium tax and any pro rata account administration charge, over a period of 15 years without crediting interest on that amount.
     If the Owner annuitizes the Contract before the tenth anniversary of the purchase date of the rider or at any time thereafter other than within the 30-day period following a Contract Anniversary, the Minimum Income Benefit is not available. The Owner is not required to use this Rider to receive Annuity Payments. However, the Company will not refund charges paid for this rider if the Owner annuitizes outside of its terms and conditions.
     This rider was available only if the age of the Annuitant at the time the rider was issued was 79 or younger.
     Please note that this rider may not be appropriate for you if you plan on taking withdrawals in excess of the Annual Limit because such excess withdrawals may significantly reduce or eliminate the value of the Guaranteed Minimum Income Benefit. If you have a qualified contract, you may be required to take minimum distributions from the Contract during your lifetime. If your required minimum distribution amount exceeds your Annual Limit, you will have to withdraw more than the Annual Limit to avoid the imposition of a 50% excise tax, causing a proportional reduction in the Guaranteed Minimum Income Benefit.

GUARANTEED GROWTH DEATH BENEFIT (THIS RIDER WAS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010) -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements or Bonus Credits), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or

3.   The Guaranteed Growth Death Benefit.

The Guaranteed Growth Death Benefit is an amount equal to Purchase Payments and any Credit Enhancements and/ or Bonus Credits, net of any Premium tax, less an adjustment for withdrawals, increased at an annual effective rate of interest of 3%, 5%, 6% or 7% (6% and 7% are not available to Texas residents), as elected in the application. (If you elect the Guaranteed Growth Death Benefit at 5%, 6% or 7%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the Rydex | SGI VT Money Market Subaccount or the Fixed Account; however, you will still pay the Rider charge applicable to the rate you have selected.) Any amounts allocated to the Loan Account, however, will only earn the Guaranteed Rate. In crediting interest, the Company takes into account the timing of when each Purchase Payment and withdrawal occurred. The Company accrues such interest until the earliest of: (1) the Annuity Start Date; (2) the Contract Anniversary following the oldest Owner's 80th birthday; (3) the date due proof of the Owner's death and instructions regarding payment are received; or (4) the six-month anniversary of the Owner's date of death. In the event of a withdrawal, the Guaranteed Growth Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.
     The amount of the Guaranteed Growth Death Benefit shall not exceed an amount equal to 200% of Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), net of premium tax and any withdrawals, including withdrawal charges.
     If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be Contract Value, as set forth in item 2 above.
     This rider was available only if the age of the Owner at the time the Contract was issued was age 79 or younger. See the discussion under "Death Benefit."

COMBINED ANNUAL STEPPED UP AND GUARANTEED GROWTH DEATH BENEFIT (THIS RIDER WAS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010) -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company;

3.   The Annual Stepped Up Death Benefit (as described above); or

4.   The Guaranteed Growth Death Benefit at 5% (as described above).

     If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be as set forth in item 2 above.
     This rider was available only if the age of the Owner at the time the Contract was issued was age 79 or younger. See the discussion under "Death Benefit."

ENHANCED DEATH BENEFIT (THIS RIDER WAS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010) -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greater of:

1. The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges; or

2. The Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit.

The Enhanced Death Benefit for a Contract issued prior to the Owner attaining age 70 is the lesser of: (1) 50% of Contract gain; or (2) 50% of adjusted Purchase Payments. For a Contract issued after the Owner has attained age 70 or older, the Enhanced Death Benefit is the lesser of: (1) 25% of Contract gain; or
(2) 25% of adjusted Purchase Payments.

o "Contract gain" is equal to Contract Value as of the date due proof of death and instructions with regard to payment are received less adjusted Purchase Payments.

o "Adjusted Purchase Payments" are equal to all Purchase Payments made to the Contract adjusted for withdrawals and any applicable premium tax. In the event of a withdrawal, Purchase Payments are reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

     If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company.
     This rider was available only if the age of the Owner at the time the Contract was issued was age 79 or younger. See the discussion under "Death Benefit."

COMBINED ENHANCED AND ANNUAL STEPPED UP DEATH BENEFIT (THIS RIDER WAS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010) -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or

3. The Annual Stepped Up Death Benefit (as described above), plus the Enhanced Death Benefit (as described above).

     If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company.
     This rider was available only if the age of the Owner at the time the rider was issued was age 79 or younger. See the discussion under "Death Benefit."

COMBINED ENHANCED AND GUARANTEED GROWTH DEATH BENEFIT (THIS RIDER WAS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010) -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or

3. The Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit (as described above).

     If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will the Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company.
     This rider was available only if the age of the Owner at the time the rider was issued was age 79 or younger. See the discussion under "Death Benefit."

COMBINED ENHANCED, ANNUAL STEPPED UP, AND GUARANTEED GROWTH DEATH BENEFIT (THIS RIDER WAS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010) -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or

3. The Annual Stepped Up Death Benefit (as described above), plus the Enhanced Death Benefit (as described above); or

4. The Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit (as described above).

     If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will the Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company.
     This rider was available only if the age of the Owner at the time the rider was issued was age 79 or younger. See the discussion under "Death Benefit."

6% DOLLAR FOR DOLLAR GUARANTEED MINIMUM INCOME BENEFIT AND GUARANTEED MINIMUM DEATH BENEFIT (FORMERLY DOLLAR FOR DOLLAR COMBINATION BENEFIT) (THIS RIDER WAS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010) -- This rider makes available a minimum amount for the purchase of a fixed Annuity ("Minimum Income Benefit") as described under "6% Dollar for Dollar Guaranteed Minimum Income Benefit." For a discussion of the Minimum Income Benefit, see "6% Dollar for Dollar Guaranteed Minimum Income Benefit."
     In addition to the Minimum Income Benefit, this rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or

3.   The Minimum Death Benefit, as described below.

The Company will not pay the Minimum Death Benefit if either 1 or 2 above is higher than the Minimum Death Benefit as of the Valuation Date that the Company receives due proof of death and instructions regarding payment. The Company will not, however, refund charges paid for the rider if the Minimum Death Benefit is not paid. Because you may never need to rely upon the Minimum Death Benefit, it should be viewed as a death benefit "floor."
     The Minimum Income Benefit and Minimum Death Benefit are calculated separately and there are differences in the methods of their calculation. As a result, the Minimum Income Benefit and Minimum Death Benefit amounts will differ.
     The Minimum Death Benefit is an amount equal to Purchase Payments, plus any Credit Enhancements and/or Bonus Credits, less any Premium tax, and less an adjustment for withdrawals, increased at an annual effective rate of interest of 6%. Please note that the Company will credit a maximum rate of 3% for amounts allocated to the Rydex | SGI VT Money Market Subaccount, the Fixed Account, the PIMCO Low Duration Subaccount and the Loan Account; however, you will still pay the full rider charge. To the extent that you allocate Purchase Payments or transfer Contract Value to the Rydex | SGI VT Money Market Subaccount, the Fixed Account, the PIMCO Low Duration Subaccount or the Loan Account, you will not receive the benefit of an annual effective interest rate of 6% in determining the Minimum Death Benefit. The Company may add new Subaccounts in the future that will earn only the 3% rate in calculating the Minimum Death Benefit. Any such Subaccounts will be disclosed in this Prospectus.
     Under this rider, you may withdraw up to a specified amount each Contract Year (the "Annual Limit"), without a proportional reduction in the Minimum Death Benefit. The Annual Limit initially is equal to 6% of the initial Purchase Payment, not including any Credit Enhancement and Bonus Credit. The Annual Limit will remain the same each Contract Year, unless you make additional Purchase Payments after the Contract Date or make a withdrawal that, on its own or together with other withdrawals in that Contract Year, exceeds the Annual Limit immediately prior to the withdrawal.
     The Company increases the Annual Limit in an amount equal to 6% of any Purchase Payment that is added to Contract Value subsequent to the Contract Date. The Company reduces the Annual Limit if you make a withdrawal of Contract Value in a Contract Year that, on its own or together with other withdrawals in that Contract Year, exceeds the Annual Limit. In that event, the Company will reduce the Annual Limit by a percentage that is found by dividing (a) over (b) where (a) is the amount of the withdrawal that exceeds the Annual Limit, and (b) is the amount of Contract Value immediately prior to the withdrawal, reduced by that portion of the withdrawal, if any, that was not in excess of the Annual Limit. The Annual Limit as last adjusted in a Contract Year is the new Annual Limit for subsequent Contract Years, subject to adjustment for Purchase Payments made subsequent to adjusting the Annual Limit or aggregate withdrawals in a Contract Year that exceed the new Annual Limit. Any portion of the Annual Limit that is not withdrawn during a Contract Year may not be carried over for withdrawal in a subsequent Contract Year.
     In crediting interest to determine the Minimum Death Benefit, the Company takes into account the timing of when each Purchase Payment and withdrawal occurs and accrues the applicable annual effective rate of interest until the earlier of: (1) the Annuity Start Date, (2) the Contract Anniversary following the oldest Owner's 80th birthday, or (3) the first Valuation Date as of which the Minimum Death Benefit exceeds the Minimum Death Benefit Cap. The Minimum Death Benefit Cap is an amount equal to 200% of (a) minus (b) where (a) is the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any premium tax, and (b) is the sum of all withdrawals from Contract Value, including any applicable withdrawal charges, any forfeited Credit Enhancements, and any charges for premium taxes.
     In the event of a withdrawal that does not exceed the Annual Limit, the Minimum Death Benefit is reduced as of the date of the withdrawal by the exact dollar amount of the withdrawal. (Withdrawals, for purposes of the rider, include any applicable withdrawal charges, any Credit Enhancement forfeitures and any premium tax charges.) In the event of a withdrawal that exceeds the Annual Limit, the Minimum Death Benefit is first reduced by any portion of the withdrawal that does not exceed the Annual Limit and is then further reduced by a percentage found by dividing the amount of the withdrawal that exceeds the Annual Limit, by the amount of Contract Value immediately prior to the withdrawal, reduced by that portion of the Withdrawal, if any, that was not in excess of the Annual Limit.
     The amount of the Minimum Death Benefit shall in no event exceed an amount equal to the Minimum Death Benefit Cap. Also, if due proof of death and instructions regarding payment of the death benefit are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit under the rider will be Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company.
     This rider was available only if the age of each Owner on the Contract Date was 79 or younger and the age of each Annuitant on the Contract Date was 79 or younger. See the discussion under "Death Benefit."

GUARANTEED MINIMUM WITHDRAWAL BENEFIT (THIS RIDER WAS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010) --If you elected this rider when you purchased the Contract, your "Benefit Amount" was equal to a percentage of the initial Purchase Payment including any Credit Enhancement and/or Bonus Credit. If you purchased the rider on a Contract Anniversary, your Benefit Amount was equal to a percentage of your Contract Value on the Valuation Date we added this rider to your Contract. The Benefit Amount, which is the amount available for withdrawal under this rider, is reduced as you take Annual Withdrawal Amounts, and the Benefit Amount as so reduced is referred to as the "Remaining Benefit Amount."
     Under this rider, you may withdraw up to a specified amount each Contract Year (the "Annual Withdrawal Amount"), regardless of the performance of your Contract Value, until the Remaining Benefit Amount is reduced to $0. The Annual Withdrawal Amount initially is a percentage of the initial Purchase Payment including any Credit Enhancement and/or Bonus Credit (or Contract Value on the purchase date of the rider if the rider was purchased on a Contract Anniversary). You may select one of the following combinations of Annual Withdrawal Amount and Benefit Amount:

     ----------------------------- ---------------------
                ANNUAL               BENEFIT AMOUNT*
          WITHDRAWAL AMOUNT*
     ----------------------------- ---------------------
                  5%                       130%
                  6%                       110%
                  7%                       100%
     ----------------------------- ---------------------
     *A percentage of the initial Purchase Payment
      including any Credit Enhancement and/or Bonus
      Credit (or Contract Value on the purchase date of
      the rider if the rider was purchased on a
      Contract Anniversary)
     ---------------------------------------------------

     If you do not take the Annual Withdrawal Amount during a Contract Year, you may not take more than the Annual Withdrawal Amount in the next Contract Year, without triggering a proportional reduction in the Annual Withdrawal Amount and Remaining Benefit Amount. The Annual Withdrawal Amount can be taken in one withdrawal or multiple withdrawals during the Contract Year. You can continue to take up to the Annual Withdrawal Amount each Contract Year until the Remaining Benefit Amount is depleted.
     If you take more than the Annual Withdrawal Amount in a Contract Year, we will recalculate the Remaining Benefit Amount, and your Annual Withdrawal Amount may be lower in the future. Withdrawals under this rider reduce Contract Value by the amount of the withdrawal, including any applicable withdrawal charges or premium taxes and any forfeited Credit Enhancements; provided, however, that a withdrawal of the Annual Withdrawal Amount is not subject to a withdrawal charge. Any withdrawal up to the Annual Withdrawal Amount in a Contract Year reduces the Free Withdrawal amount otherwise available in that Contract Year, and withdrawals, including withdrawals of the Annual Withdrawal Amount, may result in forfeiture of Credit Enhancements if you have the Extra Credit Rider in effect. Please see the discussion under "Contingent Deferred Sales Charge," and "Extra Credit." Withdrawals, including withdrawals of the Annual Withdrawal Amount, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59 1/2, may be subject to a 10% penalty tax. Please see "Federal Tax Matters."
     The Annual Withdrawal Amount will remain the same each Contract Year unless you make additional Purchase Payments after the purchase date of the rider, withdraw more than the Annual Withdrawal Amount in a Contract Year, or elect to reset the Remaining Benefit Amount as discussed below. If additional Purchase Payments are made, the Annual Withdrawal Amount will increase by an amount equal to 5%, 6% or 7% of the Purchase Payment including any Credit Enhancements and/or Bonus Credits, and the Remaining Benefit Amount will increase by an amount equal to 130%, 110% or 100% of the Purchase Payment including any Credit Enhancements and/or Bonus Credits, depending on which combination of Annual Withdrawal Amount and Benefit Amount you have selected.
     The Annual Withdrawal Amount and Remaining Benefit Amount are recalculated in the event of a withdrawal in a Contract Year that exceeds the Annual Withdrawal Amount as follows. The Annual Withdrawal Amount and Remaining Benefit Amount respectively are reduced by an amount equal to a percentage of the Annual Withdrawal Amount and Remaining Benefit Amount determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal.
     After the fifth anniversary of the purchase of this rider, you may elect to reset the Remaining Benefit Amount to an amount equal to Contract Value on the reset date and the Annual Withdrawal Amount to 5%, 6% or 7%, as applicable, of Contract Value on that date; provided, however, that the Annual Withdrawal Amount will remain the same if the current Annual Withdrawal Amount is greater than the reset amount. Once a reset election has been made, you may not elect another reset until after the fifth anniversary of the prior reset date. The Company reserves the right to require that resets be effected on a Contract Anniversary and the rider charge may be increased in the event that you elect a reset; provided, however, that such charge will not exceed 1.10%.
     While this rider is in effect, we reserve the right to restrict subsequent Purchase Payments. This rider will terminate upon the earliest of: (1) termination of the Contract, (2) the Annuity Start Date, (3) any Valuation Date on which Contract Value and the Remaining Benefit Amount are equal to $0, (4) a full withdrawal of Contract Value pursuant to a withdrawal that exceeds the Annual Withdrawal Amount for that Contract Year, or (5) upon the first death of any Owner, or if the Owner is a non-natural person, the death of an Annuitant or a Joint Owner that is a natural person. This rider may not be reinstated by Purchase Payments or reset after such termination. This rider was available only if the age of each Owner and Annuitant at the time the rider was purchased was age 85 or younger.
     If you have a qualified contract, you may be required to take minimum distributions from the Contract during your lifetime. If your required minimum distribution amount exceeds your Annual Withdrawal Amount, you will have to withdraw more than the Annual Withdrawal Amount to avoid the imposition of a 50% excise tax, causing a proportional reduction in the Remaining Benefit Amount.

TOTAL PROTECTION (THIS RIDER WAS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010) -- This rider makes available a (1) Guaranteed Growth Death Benefit at 5%; (2) Guaranteed Minimum Withdrawal Benefit with an Annual Withdrawal Amount of 5% and a Benefit Amount of 100%; and (3) Guaranteed Minimum Accumulation Benefit as described below.
     Upon the death of the Owner or any Joint Owner prior to the Annuity Start Date, a Guaranteed Growth Death Benefit at 5% will be available as described under "Guaranteed Growth Death Benefit," with the following differences. Under this rider, the Guaranteed Growth Death Benefit will be reduced by any Annual Withdrawal Amount taken under the Guaranteed Minimum Withdrawal Benefit and will be reduced proportionately by any withdrawal that exceeds in whole or in part the Annual Withdrawal Amount for the Contract Year. The Guaranteed Growth Death Benefit is reduced as of the date of any such withdrawal by a percentage that is determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal. Also, under this rider, the amount of the Guaranteed Growth Death Benefit shall not exceed an amount equal to 200% of Purchase Payments (not including any Credit Enhancements, Bonus Credits or Purchase Payments made during the 12 months preceding the Owner's date of death), net of premium tax and any withdrawals, including withdrawal charges. Finally, under this rider, the annual effective rate of interest used in calculating the benefit will be 5% for Contract Value allocated to any of the Subaccounts. If the Guaranteed Growth Death Benefit on any Valuation Date is equal to $0, the benefit will terminate and may not be reinstated or reset (as described below) after such termination.
     This rider also makes available a Guaranteed Minimum Withdrawal Benefit (as described under "Guaranteed Minimum Withdrawal Benefit" above); provided, however, that the Annual Withdrawal Amount is equal to 5%, and the Remaining Benefit Amount is equal to 100%, of the initial Purchase Payment including any Credit Enhancement and/or Bonus Credits (or Contract Value on the purchase date of this rider if the rider was purchased on a Contract Anniversary).
     The Guaranteed Minimum Accumulation Benefit provides that at the end of the "Term," which is the ten-year period beginning on the date of your purchase of the rider, the Company will apply an additional amount to your Contract if the Contract Value on that date is less than the Guaranteed Minimum Accumulation Benefit amount. The additional amount will be equal to the difference between the Contract Value on that date and the Guaranteed Minimum Accumulation Benefit amount on that date. Any additional amount added to your Contract will be allocated among the Subaccounts in the same proportion as Contract Value is allocated on that date. No additional amount will be applied if the Contract Value is greater than the Guaranteed Minimum Accumulation Benefit amount on the last day of the Term.
     The Guaranteed Minimum Accumulation Benefit amount is equal to 105% of your initial Purchase Payment including any Credit Enhancement and/or Bonus Credit (or Contract Value on the purchase date of this rider if the rider was purchased on a Contract Anniversary); plus 105% of any Purchase Payments (including any Credit Enhancements and/or Bonus Credits) made during the first three years of the Term; less any withdrawals of the Annual Withdrawal Amount under the Guaranteed Minimum Withdrawal Benefit; and less an adjustment for any withdrawals that exceed in whole or in part the Annual Withdrawal Amount for the Contract Year. The adjustment reduces the Guaranteed Minimum Accumulation Benefit amount by a percentage that is determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal.
     The Guaranteed Minimum Accumulation Benefit will terminate upon payment of any additional amount as described above or upon expiration of the Term without payment of an additional amount. This benefit may not be reinstated by Purchase Payments or reset after such termination.
     After the fifth anniversary of the purchase of this rider, you may elect to reset the Remaining Benefit Amount, the Guaranteed Growth Death Benefit and the Guaranteed Minimum Accumulation Benefit to an amount equal to Contract Value on the reset date; provided that Contract Value on that date is greater than the Remaining Benefit Amount. The Annual Withdrawal Amount will reset to 5% of Contract Value on the reset date, unless the current Annual Withdrawal Amount is greater, in which case the Annual Withdrawal Amount will remain the same. The reset election must be made as to all or none of the Remaining Benefit Amount, the Guaranteed Growth Death Benefit and the Guaranteed Minimum Accumulation Benefit. If you elect a reset, a new Term will begin for the Guaranteed Minimum Accumulation Benefit effective on the reset date. Once a reset election has been made, you may not elect another reset until after the fifth anniversary of the prior reset date. The Company reserves the right to require that resets be effected on a Contract Anniversary and the rider charge may be increased in the event that you elect a reset; provided, however, that such charge will not exceed 1.45%.
     This rider will terminate upon the earliest of: (1) termination of the Contract, (2) the Annuity Start Date, (3) any Valuation Date on which Contract Value and the Remaining Benefit Amount are equal to $0, (4) a full withdrawal of Contract Value pursuant to a withdrawal that exceeds the Annual Withdrawal Amount for that Contract Year, or (5) upon the first death of any Owner, or if the Owner is a non-natural person, the death of an Annuitant or a Joint Owner that is a natural person.
     While this rider is in effect, we reserve the right to restrict subsequent Purchase Payments. This rider was available only if the age of each Owner and Annuitant at the time the rider was purchased was age 79 or younger.
     Because of the ten-year Term, if you are within ten years of your required beginning date for taking required minimum distributions under a Qualified Contract, you may not be able to receive the full value of the Guaranteed Minimum Accumulation Benefit. You should consult a tax adviser before resetting the Guaranteed Minimum Accumulation Benefit with a Qualified Contract. Because of the ten-year Term, if you are within ten years of your required beginning date for taking required minimum distributions under a Qualified Contract, you may not be able to receive the full value of the Guaranteed Minimum Accumulation Benefit. You should consult a tax adviser before purchasing the Total Protection rider or resetting the Guaranteed Minimum Accumulation Benefit with a Qualified Contract.

                                                      [SECURITY BENEFIT(R) LOGO]


PROSPECTUS                             May 1, 2010


--------------------------------------------------------------------------------
NEA VALUEBUILDER VARIABLE ANNUITY
--------------------------------------------------------------------------------

Important Privacy Notice Included

See Back Cover

Variable annuity contracts issued by Security Benefit Life Insurance Company and offered by Security Distributors, Inc.


NEA 191                                                  28-01917-00  2010/05/01

--------------------------------------------------------------------------------
                       NEA VALUEBUILDER VARIABLE ANNUITY
                      INDIVIDUAL FLEXIBLE PURCHASE PAYMENT
                       DEFERRED VARIABLE ANNUITY CONTRACT

              ISSUED BY:                                       MAILING ADDRESS:
SECURITY BENEFIT LIFE INSURANCE COMPANY              SECURITY BENEFIT LIFE INSURANCE COMPANY
ONE SECURITY BENEFIT PLACE                           P.O. BOX 750497
TOPEKA, KANSAS 66636-0001                            TOPEKA, KANSAS 66675-0497
1-800-888-2461

--------------------------------------------------------------------------------

     This Prospectus describes a flexible purchase payment deferred variable annuity contract (the "Contract") offered by Security Benefit Life Insurance Company (the "Company"). The Contract is available for individuals in connection with a retirement plan qualified under Section 403(b), 408 or 408A of the Internal Revenue Code. The Contract is designed to give you flexibility in planning for retirement and other financial goals.
     You may allocate your Purchase Payments and Contract Value to one or more of the Subaccounts that comprise a separate account of the Company called the Variable Annuity Account XIV, or to the Fixed Account. Each Subaccount invests in a corresponding mutual fund (the "Underlying Fund"). The Subaccounts currently available under the Contract are:(1)

o     American Century Equity Income
o     American Century Heritage
o     American Century International Growth
o     American Century Select
o     American Century Strategic Allocation: Aggressive
o     American Century Strategic Allocation: Conservative
o     American Century Strategic Allocation: Moderate
o     Ariel
o     Aston/Optimum Mid Cap
o     Calamos  Growth
o     Calamos  Growth and Income
o     Calamos  High Yield
o     Dreyfus Appreciation
o     Dreyfus General Money Market
o     Dreyfus Midcap Value
o     Dreyfus Strategic Value
o     Federated Bond
o     Fidelity  Advisor Dividend Growth
o     Fidelity  Advisor Mid Cap(3)
o     Fidelity  Advisor Real Estate
o     Fidelity  Advisor Value Strategies
o     Goldman Sachs Emerging Markets Equity(2)
o     Goldman Sachs Government Income
o     Invesco Basic Value (formerly AIM Basic Value)
o     Invesco Dynamics (formerly AIM Dynamics)
o     Invesco Large Cap Growth (formerly AIM Large Cap Growth)
o     Invesco Mid Cap Core Equity (formerly AIM Mid Cap Core Equity)
o     Invesco Small Cap Growth (formerly AIM Small Cap Growth)
o     Invesco Technology (formerly AIM Technology)
o     Janus INTECH Risk-Managed Core (formerly Janus Adviser INTECH Risk-Managed
        Core)
o     Janus Overseas (formerly Janus Adviser International Growth)
o     Neuberger Berman Core Bond
o     Neuberger Berman Partners
o     Neuberger Berman Socially Responsive
o     PIMCO Foreign Bond (U.S. Dollar-Hedged)
o     PIMCO High Yield
o     Prudential Jennison 20/20 Focus (formerly Jennison 20/20 Focus)
o     Prudential Jennison Small Company (formerly Jennison Small Company)(4)
o     Prudential SmalloCap Core Equity (formerly Dryden SmalloCap Core Equity)
o     Royce Opportunity
o     Royce Value
o     RS Technology
o     RS Value
o     Rydex | SGI Alpha Opportunity(2),(5)
o     Rydex | SGI Global(5)
o     Rydex | SGI High Yield(5)

--------------------------------------------------------------------------------
     The Securities and Exchange Commission has not approved or disapproved these securities or determined if the Prospectus is truthful or complete. Any representation to the contrary is a criminal offense. You should read this Prospectus carefully and retain it for future reference.

     Expenses for this Contract, if purchased with an Extra Credit Rider, may be higher than expenses for a contract without an Extra Credit Rider. The amount of Credit Enhancement may be more than offset by any additional fees and charges.
     The Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your Contract can go up and down and you could lose money.

Date: May 1, 2010

--------------------------------------------------------------------------------
                   Protected by U.S. Patent No. 7,251,623 B1.
--------------------------------------------------------------------------------
NEA 191                                                   28-01917-00 2010/05/01

o     Rydex | SGI Large Cap Concentrated Growth (formerly Security Select 25)(5)
o     Rydex | SGI Large Cap Core (formerly Security Equity)(5)
o     Rydex | SGI Large Cap Value(5)
o     Rydex | SGI Mid Cap Growth(5)
o     Rydex | SGI Mid Cap Value(5)
o     Rydex | SGI Small Cap Growth(2),(5)
o     Rydex | SGI U.S. Intermediate Bond(5)
o     T. Rowe Price Capital Appreciation
o     T. Rowe Price Growth Stock
o     Van Kampen Comstock
o     Van Kampen Equity and Income
o     Van Kampen Mid Cap Growth
o     Wells Fargo Advantage Growth
o     Wells Fargo Advantage Large Company Core
o     Wells Fargo Advantage Opportunity
o     Wells Fargo Advantage Small Cap Value

(1) Subaccounts other than those listed above may still be operational, but no longer offered as investment options under the Contract. See, in the Summary, "The Separate Account and the Funds."

(2) These Subaccounts are not available to members of the Teacher Retirement System of Texas who are employees of school districts or open-enrollment charter schools purchasing a tax-sheltered annuity through a salary reduction arrangement.

(3) The Fidelity Advisor Mid Cap Subaccount is available only if you purchased your Contract prior to July 31, 2004. Contractowners who purchased prior to that date may continue to allocate Purchase Payments and transfer Contract Value to the Fidelity Advisor Mid Cap Subaccount. If you purchased your Contract on or after July 30, 2004, you may not allocate Purchase Payments or transfer your Contract Value to the Fidelity Advisor Mid Cap Subaccount.

(4) The Prudential Jennison Small Company Subaccount (formerly Jennison Small Company Subaccount) is available only if you purchased your Contract prior to November 23, 2007. Contractowners who purchased prior to that date may continue to allocate Purchase Payments and transfer Contract Value to the Prudential Jennison Small Company Subaccount. If you purchased your Contract on or after November 23, 2007, you may not allocate Purchase Payments or transfer your Contract Value to the Prudential Jennison Small Company Subaccount.

(5) Effective May 1, 2010, although their legal names will not change the Rydex and Security Funds will be marketed with the name "Rydex| SGI."


     Amounts that you allocate to the Subaccounts under a Contract will vary based on investment performance of the Subaccounts. To the extent that you allocate Contract Value to the Subaccounts, the Company does not guarantee any amount of Contract Value.

     Amounts that you allocate to the Fixed Account earn interest at rates that are paid by the Company as described in "The Fixed Account." Contract Value allocated to the Fixed Account is guaranteed by the Company, subject to its financial strength and claims-paying ability.

     When you are ready to receive annuity payments, the Contract provides several options for annuity payments. See "Annuity Options."


     This Prospectus concisely sets forth information about the Contract and the Separate Account that you should know before purchasing the Contract. The "Statement of Additional Information," dated May 1, 2010, which has been filed with the Securities and Exchange Commission ("SEC"), contains certain additional information. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference into this Prospectus and is available at no charge. You may obtain a Statement of Additional Information or a prospectus for any of the Underlying Funds by writing the Company at One Security Benefit Place, Topeka, Kansas 66636 or by calling 1-800-NEA-VALU. The table of contents of the Statement of Additional Information is set forth on page 64 of this Prospectus.


     The Contract is made available under the NEA Valuebuilder Program pursuant to an agreement between the Company (and certain of its affiliates) and NEA's Member Benefits Corporation ("MBC"), a wholly-owned subsidiary of The National Education Association of the United States (the "NEA"). Pursuant to this agreement, the Company has the exclusive right to offer products, including the Contract, under the NEA Valuebuilder Program (subject to limited exceptions), and MBC promotes the NEA Valuebuilder Program to employers of NEA members and to NEA members and provides certain services in connection with the NEA Valuebuilder Program. The Company pays a fee to MBC under the agreement. Neither the NEA nor MBC is registered as a broker-dealer and does not distribute the Contract or provide securities brokerage services. The Contract also may be offered in certain school districts pursuant to other arrangements between the Company (and certain of its affiliates) and entities associated with the NEA. See "Information About the Company, the Separate Account, and the Funds" for more information.

     The SEC maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding companies that file electronically with the SEC.



                                                                                    Page
DEFINITIONS                                                                            5

SUMMARY                                                                                6
 Purpose of the Contract                                                               6
 The Separate Account and the Funds                                                    6
 Fixed Account                                                                         6
 Purchase Payments                                                                     6
 Contract Benefits                                                                     6
 Optional Riders                                                                       7
 Free-Look Right                                                                       7
 Charges and Deductions                                                                7
 Tax-Free Exchanges                                                                    8
 Contacting the Company                                                                9

EXPENSE TABLE                                                                         10
 Contract Owner Transaction Expenses                                                  10
 Periodic Expenses                                                                    10
 Optional Rider Expenses                                                              11
 Example                                                                              12

CONDENSED FINANCIAL INFORMATION                                                       13

INFORMATION ABOUT THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS                    24
 Security Benefit Life Insurance Company                                              24
 Purchase Transaction and Demutualization                                             24
 NEA Valuebuilder Program                                                             26
 Published Ratings                                                                    27
 Separate Account                                                                     27
 Underlying Funds                                                                     27
 Services and Administration                                                          29

THE CONTRACT                                                                          29
 General                                                                              29
 Important Information About Your Benefits Under the Contract                         29
 Application for a Contract                                                           30
 Optional Riders                                                                      30
 Annual Stepped Up Death Benefit                                                      30
 Extra Credit                                                                         30
 Waiver of Withdrawal Charge                                                          32
 Alternate Withdrawal Charge                                                          32
 Waiver of Withdrawal Charge-15 Years or Disability                                   32
 Riders Available for Purchase Only Prior to February 1, 2010                         32
 Purchase Payments                                                                    32
 Allocation of Purchase Payments                                                      33
 Dollar Cost Averaging Option                                                         33
 Asset Reallocation Option                                                            34
 Transfers of Contract Value                                                          35
 Contract Value                                                                       38
 Determination of Contract Value                                                      38
 Cut-Off Times                                                                        39
 Full and Partial Withdrawals                                                         39
 Systematic Withdrawals                                                               40
 Free-Look Right                                                                      40
 Death Benefit                                                                        41
 Distribution Requirements                                                            41
 Death of the Annuitant                                                               42

CHARGES AND DEDUCTIONS                                                                42
 Contingent Deferred Sales Charge                                                     42
 Mortality and Expense Risk Charge                                                    43
 Administration Charge                                                                43
 Account Administration Charge                                                        43
 Premium Tax Charge                                                                   43
 Loan Interest Charge                                                                 43
 Other Charges                                                                        44
 Variations in Charges                                                                44
 Optional Rider Charges                                                               44
 Teacher Retirement System of Texas - Limits on Optional Riders                       44
 Guarantee of Certain Charges                                                         46
 Underlying Fund Expenses                                                             46

ANNUITY PERIOD                                                                        46
 General                                                                              46
 Annuity Options                                                                      47
 Selection of an Option                                                               49

THE FIXED ACCOUNT                                                                     49
 Interest                                                                             49
 Death Benefit                                                                        50
 Contract Charges                                                                     50
 Transfers and Withdrawals from the Fixed Account                                     50
 Payments from the Fixed Account                                                      51

MORE ABOUT THE CONTRACT                                                               51
 Ownership                                                                            51
 Designation and Change of Beneficiary                                                51
 Dividends                                                                            51
 Payments from the Separate Account                                                   51
 Proof of Age and Survival                                                            51
 Misstatements                                                                        51
 Loans                                                                                51
 Restrictions on Withdrawals from Qualified Plans                                     53
 Restrictions under the Texas Optional Retirement Program                             53

FEDERAL TAX MATTERS                                                                   54
 Introduction                                                                         54
 Tax Status of the Company and the Separate Account                                   54
 Qualified Plans                                                                      54
 Other Tax Considerations                                                             58

                                                          Page

OTHER INFORMATION                                          59
 Voting of Underlying Fund Shares                          59
 Substitution of Investments                               59
 Changes to Comply with Law and Amendments                 59
 Reports to Owners                                         60
 Electronic Privileges                                     60
 State Variations                                          60
 Legal Proceedings                                         60
 Sale of the Contract                                      61
 Legal Matters                                             62
PERFORMANCE INFORMATION                                    62
ADDITIONAL INFORMATION                                     63
 Registration Statement                                    63
 Financial Statements                                      63
TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION  63
OBJECTIVES FOR UNDERLYING FUNDS                            64
APPENDIX A - IRA Disclosure Statement
APPENDIX B - Roth IRA Disclosure Statement

--------------------------------------------------------------------------------
You may not be able to purchase the Contract in your state. You should not consider this Prospectus to be an offering if the Contract may not be lawfully offered in your state. You should only rely upon information contained in this Prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.
--------------------------------------------------------------------------------

DEFINITIONS

     Various terms commonly used in this Prospectus are defined as follows:

     ACCUMULATION UNIT - A unit of measure used to calculate Contract Value.

     ADMINISTRATIVE OFFICE - The Annuity Administration Department of the Company, P.O. Box 750497, Topeka, Kansas 66675-0497.

     ANNUITANT - The person that you designate on whose life annuity payments may be determined. If you designate Joint Annuitants, "Annuitant" means both Annuitants unless otherwise stated.

     ANNUITY - A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Beneficiary during the period specified in the Annuity Option.

     ANNUITY OPTIONS - Options under the Contract that prescribe the provisions under which a series of annuity payments are made.

     ANNUITY PERIOD - The period beginning on the Annuity Start Date during which annuity payments are made.

     ANNUITY START DATE - The date when annuity payments begin as elected by the Owner.

     ANNUITY UNIT - A unit of measure used to calculate variable annuity payments under Options 1 through 4, 7 and 8.

     AUTOMATIC INVESTMENT PROGRAM - A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.

     CONTRACT DATE - The date the Contract begins as shown in your Contract. Annual Contract Anniversaries are measured from the Contract Date. It is usually the date that your initial Purchase Payment is credited to the Contract.

     CONTRACT DEBT - The unpaid loan balance including loan interest.

     CONTRACT VALUE - The total value of your Contract which includes amounts allocated to the Subaccounts and the Fixed Account as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.

     CONTRACT YEAR - Each twelve-month period measured from the Contract Date.

     CREDIT ENHANCEMENT - An amount added to Contract Value under the Extra Credit Rider.

     DESIGNATED BENEFICIARY - The person having the right to the death benefit, if any, payable upon the death of the Owner or the Joint Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner's Estate.

     FIXED ACCOUNT - An account that is part of the Company's General Account to which you may allocate all or a portion of your Contract Value to be held for accumulation at fixed rates of interest (which may not be less than the Guaranteed Rate) declared periodically by the Company. See "The Fixed Account."

     GENERAL ACCOUNT - All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.

     GUARANTEED RATE - The minimum interest rate earned on the Fixed Account, which accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state.

     OWNER - The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.

     PARTICIPANT - A Participant under a Qualified Plan.

     PURCHASE PAYMENT - An amount paid to the Company as consideration for the Contract.

     SEPARATE ACCOUNT - The Variable Annuity Account XIV, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Underlying Fund.

     SUBACCOUNT - A division of the Separate Account of the Company which invests in a corresponding Underlying Fund.

     UNDERLYING FUND - A mutual fund or series thereof that serves as an investment vehicle for its corresponding Subaccount.

     VALUATION DATE - Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on weekends and on observation of the following holidays: New Year's Day,

Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     VALUATION PERIOD - A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

     WITHDRAWAL VALUE - The amount you will receive upon full withdrawal of the Contract. It is equal to Contract Value less any Contract Debt, any applicable withdrawal charges, any pro rata account administration charge and any uncollected premium taxes. If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. The Withdrawal Value during the Annuity Period under Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.

SUMMARY

     This summary provides a brief overview of the more significant aspects of the Contract. Further detail is provided in this Prospectus, the Statement of Additional Information, and the Contract. Unless the context indicates otherwise, the discussion in this summary and the remainder of the Prospectus relates to the portion of the Contract involving the Separate Account. The Fixed Account is briefly described under "The Fixed Account" and in the Contract.

PURPOSE OF THE CONTRACT - The flexible purchase payment deferred variable annuity contract (the "Contract") described in this Prospectus is designed to give you flexibility in planning for retirement and other financial goals.

     You may purchase the Contract, on an individual basis, in connection with a retirement plan qualified under Section 403(b), 408 or 408A of the Internal Revenue Code of 1986, as amended ("Qualified Plan"). Please see the discussion under "The Contract" for more detailed information.

     For details about the compensation payments the Company makes in connection with the sale of the Contract, see "Sale of the Contract."

THE SEPARATE ACCOUNT AND THE FUNDS - The Separate Account is currently divided into accounts, each referred to as a Subaccount. See "Separate Account."

     You may allocate all or part of your Purchase Payments and Contract Value to the Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund, each of which has a different investment objective and policies. Amounts that you allocate to the Subaccounts will increase or decrease in dollar value depending on the investment performance of the Underlying Fund in which such Subaccount invests. You bear the investment risk for amounts allocated to a Subaccount.

     The Fidelity Advisor Mid Cap Subaccount is available only if you purchased your Contract prior to July 31, 2004, the Jennison Small Company Subaccount is available only if you purchased your Contract prior to November 23, 2007, and the Fidelity Advisor International Capital Appreciation Subaccount is no longer available under the Contract. Owners may not allocate Purchase Payments or transfer Contract Value to the Fidelity Advisor International Capital Appreciation Subaccount after December 31, 2004.

FIXED ACCOUNT - You may allocate all or part of your Purchase Payments to the Fixed Account, which is part of the Company's General Account. Amounts that you allocate to the Fixed Account earn interest at rates determined at the discretion of the Company and are guaranteed to be at least the Guaranteed Rate. See "The Fixed Account."

PURCHASE PAYMENTS - Your initial Purchase Payment must be at least $1,000 or a combination of a smaller initial Purchase Payment that, together with payments under an Automatic Investment Program, results in total Purchase Payments by the end of the Contract Year of at least $1,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $25. See "Purchase Payments."

CONTRACT BENEFITS - You may transfer Contract Value among the Subaccounts and to and from the Fixed Account, subject to certain restrictions as described in "The Contract" and "The Fixed Account."

     At any time before the Annuity Start Date, you may surrender a Contract for its Withdrawal Value, and may make partial withdrawals, including systematic withdrawals, from Contract Value, subject to certain restrictions described in "The Fixed Account." See "Full and Partial Withdrawals" and "Federal Tax Matters" for more information about withdrawals, including the 10% penalty tax that may be imposed upon full and partial withdrawals (including systematic withdrawals) made prior to the Owner attaining age 59 1/2.

     The Contract provides for a death benefit upon the death of the Owner prior to the Annuity Start Date. See "Death Benefit" for more information. The Contract provides for several Annuity Options on either a variable basis, a fixed basis, or both. The Company guarantees annuity payments under the fixed Annuity Options. See "Annuity Period."

OPTIONAL RIDERS - Upon your application for the Contract, you may select one or more of the following riders; provided, however, that you may not select riders with total charges in excess of 1.55% (1.00% of Contract Value if you select a 0-Year Alternate Withdrawal Charge Rider):

o   Annual Stepped Up Death Benefit;
o   Extra Credit at 4%;
o   Waiver of Withdrawal Charge;
o   Alternate Withdrawal Charge; or
o   Waiver of Withdrawal Charge - 15 Years or Disability;

     The Company makes each rider available only at issue. You cannot change or cancel the rider(s) that you select after they are issued. A RIDER MAY NOT BE AVAILABLE IN ALL STATES. See the detailed description of each rider under "Optional Riders."

     For information on riders that are no longer available for purchase, please see Appendix C - Riders Available for Purchase Only Prior to February 1, 2010.

FREE-LOOK RIGHT - You may return the Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. In this event, the Company will refund to you as of the Valuation Date on which the Company receives your Contract any Purchase Payments allocated to the Fixed Account (not including any Credit Enhancements and/or Bonus Credits if the Extra Credit Rider and/or Automatic Bonus Credit Rider was in effect). The Company will also refund as of the Valuation Date on which we receive your Contract any Contract Value allocated to the Subaccounts, plus any charges deducted from such Contract Value, less the Contract Value attributable to any Credit Enhancement and/or Bonus Credits. Because the Company will deduct the current value of any Credit Enhancements and/or Bonus Credits from the amount of Contract Value refunded to you, the Company will bear the investment risk associated with Credit Enhancements and Bonus Credits during the Free-Look Period.

     Some states' laws require us to refund your Purchase Payments. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund the greater of: 1) Purchase Payments (not including any Credit Enhancements or Bonus Credits); or 2) Contract Value, plus any charges deducted from such Contract Value, less the Contract Value attributable to any Credit Enhancements and/or Bonus Credits.


CHARGES AND DEDUCTIONS - The Company does not deduct sales load from Purchase Payments before allocating them to your Contract Value. Certain charges will be deducted in connection with the Contract as described below.

     CONTINGENT DEFERRED SALES CHARGE. If you withdraw Contract Value, the Company may deduct a contingent deferred sales charge (which may also be referred to as a "withdrawal charge"). The withdrawal charge will be waived on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the Free Withdrawal amount defined as follows.

     The Free Withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements, made during the year and, in any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year. The withdrawal charge applies to the portion of any withdrawal consisting of Purchase Payments that exceeds the Free Withdrawal amount. The withdrawal charge does not apply to withdrawals of earnings. Also, under the Guaranteed Minimum Withdrawal Benefit and Total Protection Riders, withdrawals of up to the Annual Withdrawal Amount are not subject to a withdrawal charge but reduce the Free Withdrawal amount otherwise available in that Contract Year.

     The amount of the charge will depend on how long your Purchase Payments have been held under the Contract. Each Purchase Payment you make is considered to have a certain "age," depending on the length of time since the Purchase Payment was effective. A Purchase Payment is "age one" in the year beginning on the date the Purchase Payment is received by the Company and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:

PURCHASE PAYMENT AGE   WITHDRAWAL
(IN YEARS)             CHARGE
---------------------  -----------
1                               7%
---------------------  -----------
2                               7%*
3                               6%
4                               5%
5                               4%
6                               3%
7                               2%
8 and over                      0%
*If you are a Participant in the Texas Optional Retirement Program, we will instead assess a withdrawal charge of 6.75% in year 2.

     The amount of total withdrawal charges assessed against your Contract will never exceed 7% of Purchase Payments paid under the Contract. In addition, no withdrawal charge will be assessed upon: (1) payment of death benefit proceeds, or (2) annuity options that provide for payments for life, or a period of at least seven years. See "Contingent Deferred Sales Charge."

     MORTALITY AND EXPENSE RISK CHARGE. The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 0.75%, on an annual basis, of each Subaccount's average daily net assets. If you are subject to mortality and expense risk charge above the minimum charge, the Company deducts the excess amount from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value, as set forth in the table below.

CONTRACT VALUE      ANNUAL MORTALITY AND EXPENSE RISK CHARGE
------------------  -----------------------------------------
Less than $25,000                                       0.90%
25,000 or more                                          0.75%

These amounts are also deducted during the Annuity Period. Under Options 5 and 6, the mortality and expense risk charge is calculated and deducted as described above. However, the mortality and expense risk charge is 1.25%, on an annual basis, under Options 1 through 4, 7 and 8, in lieu of the amounts set forth above and is deducted daily. See "Mortality and Expense Risk Charge."


     OPTIONAL RIDER CHARGES. The Company deducts a monthly charge from Contract Value for certain riders that may be elected by the Owner. The amount of the charge is equal to a percentage, on an annual basis, of your Contract Value. The Company generally will deduct the monthly rider charge from Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect one of Annuity Options 1 through 4, 7 or 8 and will deduct the monthly rider charge for the life of the Contract if you elect Annuity Option 5 or 6. The charge for the Extra Credit Rider, however, is deducted only during the seven-year period beginning on the Contract Date.

     For information on rider charges, please see "Optional Rider Expenses" in the Expense Table.

     TEACHER RETIREMENT SYSTEM OF TEXAS - LIMITS ON OPTIONAL RIDERS. If you are:
(1) purchasing the Contract as a tax-sheltered annuity through a salary reduction arrangement; (2) an employee of a school district or an open-enrollment charter school; and (3) a member of the Teacher Retirement System of Texas,, only the following riders are available for purchase:

o     Annual Stepped Up Death Benefit
o     Waiver of Withdrawal Charge


     ADMINISTRATION CHARGE. The Company deducts a daily administration charge equal to an annual rate of 0.15% of each Subaccount's average daily net assets. See "Administration Charge."

     ACCOUNT ADMINISTRATION CHARGE. The Company deducts an account administration charge of $30.00 at each Contract Anniversary. The Company will waive the charge if your Contract Value is $50,000 or more on the date the charge is to be deducted. See "Account Administration Charge."

     PREMIUM TAX CHARGE. The Company assesses a premium tax charge to reimburse itself for any premium taxes that it incurs with respect to this Contract. This charge will usually be deducted on the Annuity Start Date or upon a full or partial withdrawal if a premium tax was incurred by the Company and is not refundable. Currently, in Maine and Wyoming the Company deducts the premium tax from Purchase Payments applied to a Non-Qualified Plan. The Company reserves the right to deduct such taxes when due or anytime thereafter. Premium tax rates currently range from 0% to 3.5%. See "Premium Tax Charge."

     LOAN INTEREST CHARGE. The Company charges an effective annual interest rate on a loan that currently is an amount equal to the Guaranteed Rate plus 2.75% and plus the total charges for riders you have selected. The Company also will credit the amount in the Loan Account with an effective annual interest rate equal to the Guaranteed Rate. After offsetting interest credited at the Guaranteed Rate, the net cost of a loan is the interest rate charged by the Company less the amount of the Guaranteed Rate. Thus, the highest net cost of a loan you may be charged currently is 2.75%, plus the amount of any applicable rider charges.

     OTHER EXPENSES. Investment advisory fees and operating expenses of each Underlying Fund are paid by the Fund and are reflected in the net asset value of its shares. The Owner indirectly bears a pro rata portion of such fees and expenses. See the prospectuses for the Underlying Funds for more information about Underlying Fund expenses.

     The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See "Tax Status of the Company and the Separate Account" and "Charge for the Company's Taxes."

TAX-FREE EXCHANGES - You can generally exchange one contract for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a withdrawal charge and tax, including a possible penalty tax, on your old contract, there will be a new withdrawal charge period for this Contract, other charges may be higher (or lower) and the benefits may be different. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Contract (that person will generally earn a commission if you buy this Contract through an exchange or otherwise). If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.

     The IRS has ruled that a partial exchange may also be effected on a tax free basis. However, under certain circumstances, recognition of the gain may be triggered by a distribution from the Contract within one year of the exchange. Please see your tax adviser for further information.

CONTACTING THE COMPANY - You should direct all written requests, notices, and forms required by the Contract, and any questions or inquiries to the Company, P.O. Box 750497, Topeka, Kansas 66675-0497 or by phone by calling (785) 438-3112 or 1-800-NEA-VALU.

EXPENSE TABLE
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.


CONTRACT OWNER TRANSACTION EXPENSES are fees and expenses that you will pay when you purchase the Contract or make withdrawals from the Contract. The information below does not reflect state premium taxes (which currently range from 0% to 3.5%), which may be applicable to your Contract.
During the Annuity Period, the Company may impose different fees and expenses not reflected in the following tables or Example. See "Mortality and Expense Risk Charge."
---------------------------------------------------------------------------------------------------
 Sales Load on Purchase Payments                                                                     None
---------------------------------------------------------------------------------------------------  ---------
 Deferred Sales Charge (as a percentage of amount withdrawn attributable
 to Purchase Payments)                                                                                   7%(1)
---------------------------------------------------------------------------------------------------  ---------
 Transfer Fee (per transfer)                                                                         None
---------------------------------------------------------------------------------------------------  ---------
PERIODIC EXPENSES are fees and expenses that you will pay periodically during the time that you own the Contract, not including fees and expenses of the Underlying Funds.
---------------------------------------------------------------------------------------------------
 Account Administration Charge                                                                       $   30(2)
---------------------------------------------------------------------------------------------------  ---------
 Net Loan Interest Charge(3)                                                                             2.75%
---------------------------------------------------------------------------------------------------  ---------
 Separate Account Annual Expenses (as a percentage of average
 Subaccount daily net assets)
---------------------------------------------------------------------------------------------------
   Annual Mortality and Expense Risk Charge                                                           0.90%(4)
---------------------------------------------------------------------------------------------------  ---------
   Annual Administration Charge                                                                          0.15%
---------------------------------------------------------------------------------------------------  ---------
   Maximum Annual Charge for Optional Riders                                                          1.55%(5)
---------------------------------------------------------------------------------------------------  ---------
   Total Separate Account Annual Expenses                                                                2.60%
---------------------------------------------------------------------------------------------------  ---------

(1) The amount of the contingent deferred sales charge is determined by reference to how long your Purchase Payments have been held under the Contract. A free withdrawal is available in each Contract Year equal to (1) 10% of Purchase Payments, excluding any Credit Enhancements, in the first Contract Year, and (2) 10% of Contract Value as of the first Valuation Date of the Contract Year in each subsequent Contract Year. See "Full and Partial Withdrawals" and "Contingent Deferred Sales Charge" for more information.

(2) A pro rata account administration charge is deducted (1) upon full withdrawal of Contract Value; (2) upon the Annuity Start Date if one of Annuity Options 1 through 4, 7 or 8 is elected; and (3) upon payment of a death benefit. The account administration charge will be waived if your Contract Value is $50,000 or more upon the date it is to be deducted.

(3) The net loan cost equals the difference between the amount of interest the Company charges you for a loan (the Guaranteed Rate plus 2.75% and plus the amount of total rider charges) and the amount of interest the Company credits to the Loan Account, which is credited at the Guaranteed Rate. The highest net cost of a loan is 2.75%, plus the amount of any applicable rider charges.

(4) The mortality and expense risk charge is reduced for larger Contract Values as follows: Less than $25,000 - 0.90%; $25,000 or more - 0.75%. Any mortality and expense risk charge above the minimum charge of 0.75% is deducted from your Contract Value on a monthly basis. During the Annuity Period, the mortality and expense risk charge under Options 5 and 6 is calculated and deducted in the same manner. However, the annual mortality and expense risk charge is 1.25% under Annuity Options 1 through 4, 7 and 8, in lieu of the amounts described above, and is deducted daily. See the discussion under "Mortality and Expense Risk Charge."

(5) If you purchase any optional riders, the charge will be deducted from your Contract Value. (See the applicable rider charges in the table below.) Total rider charges cannot exceed 1.55% of Contract Value (1.00% of Contract Value if you select a 0-Year Alternate Withdrawal Charge
     Rider).

OPTIONAL RIDER EXPENSES (as a percentage of Contract Value)
-----------------------------------------------------------------------------------------
                                                                                                             Annual
                                                                                           Interest Rate(1)  Rider Charge
                                                                                           ----------------  -------------
RIDERS AVAILABLE FOR PURCHASE WITH THE CONTRACT:
-----------------------------------------------------------------------------------------
Annual Stepped Up Death Benefit                                                                        ---           0.20%
-----------------------------------------------------------------------------------------  ----------------  -------------
Extra Credit(5)                                                                                          4%          0.55%
-----------------------------------------------------------------------------------------  ----------------  -------------
Waiver of Withdrawal Charge                                                                            ---           0.05%
-----------------------------------------------------------------------------------------  ----------------  -------------
Waiver of Withdrawal Charge - 15 Years or Disability                                                   ---           0.05%
-----------------------------------------------------------------------------------------  ----------------  -------------
Alternate Withdrawal Charge Rider(3)                                                                0-Year           0.70%
-----------------------------------------------------------------------------------------  ----------------  -------------
                                                                                                    4-Year           0.55%
-----------------------------------------------------------------------------------------  ----------------  -------------
RIDERS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010:
Guaranteed Minimum Income Benefit Rider                                                                  3%          0.15%
                                                                                           ----------------  -------------
                                                                                                         5%          0.30%
-----------------------------------------------------------------------------------------  ----------------  -------------
Annual Stepped Up Death Benefit Rider                                                                  ---           0.20%
-----------------------------------------------------------------------------------------  ----------------  -------------
Guaranteed Growth Death Benefit Rider                                                                    3%          0.10%
-----------------------------------------------------------------------------------------  ----------------  -------------
                                                                                                         5%          0.20%
-----------------------------------------------------------------------------------------  ----------------  -------------
                                                                                                      6%(4)          0.25%
-----------------------------------------------------------------------------------------  ----------------  -------------
                                                                                                      7%(4)          0.30%
-----------------------------------------------------------------------------------------  ----------------  -------------
Combined Annual Stepped Up Death Benefit Rider and Guaranteed Growth Death Benefit Rider                 5%          0.25%
-----------------------------------------------------------------------------------------  ----------------  -------------
Enhanced Death Benefit Rider                                                                           ---           0.25%
-----------------------------------------------------------------------------------------  ----------------  -------------
Combined Enhanced Death Benefit Rider and Annual Stepped
Up Death Benefit Rider                                                                                 ---           0.35%
-----------------------------------------------------------------------------------------  ----------------  -------------
Combined Enhanced Death Benefit Rider and Guaranteed Growth
Death Benefit Rider                                                                                      5%          0.35%
-----------------------------------------------------------------------------------------  ----------------  -------------
Combined Enhanced Death Benefit Rider, Annual Stepped Up
Death Benefit Rider, and Guaranteed Growth Death Benefit Rider                                           5%          0.40%
-----------------------------------------------------------------------------------------  ----------------  -------------
Guaranteed Minimum Withdrawal Benefit Rider                                                            ---        0.45%(2)
-----------------------------------------------------------------------------------------  ----------------  -------------
Total Protection Rider                                                                                 ---        0.85%(2)
-----------------------------------------------------------------------------------------  ----------------  -------------
Extra Credit Rider(5)                                                                                    3%          0.40%
-----------------------------------------------------------------------------------------  ----------------  -------------
                                                                                                         5%          0.70%
-----------------------------------------------------------------------------------------  ----------------  -------------
Waiver of Withdrawal Charge Rider-10 Years or Disability                                               ---           0.10%
-----------------------------------------------------------------------------------------  ----------------  -------------
Waiver of Withdrawal Charge Rider-Hardship                                                             ---           0.15%
-----------------------------------------------------------------------------------------  ----------------  -------------
Waiver of Withdrawal Charge Rider-5 Years and Age 59 1/2                                               ---           0.20%
-----------------------------------------------------------------------------------------  ----------------  -------------

(1) Rate refers to the applicable interest rate for the Guaranteed Minimum Income Benefit Rider, the Guaranteed Growth Death Benefit Rider, the Combined Annual Stepped Up and Guaranteed Growth Death Benefit Rider, the Combined Enhanced and Guaranteed Growth Death Benefit Rider, the Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit Rider, the applicable Credit Enhancement rate for the Extra Credit Rider and the applicable withdrawal charge schedule for the Alternate Withdrawal Charge Rider.

(2) The Company may increase the Rider charge for the Guaranteed Minimum Withdrawal Benefit Rider or the Total Protection Rider only if you elect a reset; the Company guarantees the Rider charge upon reset will not exceed 1.10% for the Guaranteed Minimum Withdrawal Benefit Rider or 1.45% for the Total Protection Rider on an annual basis. Please see the discussion under "Guaranteed Minimum Withdrawal Benefit" and "Total Protection," in Appendix C - Riders Available for Purchase Only Prior to February 1, 2010. The current charge for each such Rider is used in calculating the maximum Rider charge of 1.55% (1.00% if you select a 0-Year Alternate Withdrawal Charge Rider).

(3) If the 4-Year Alternate Withdrawal Charge Rider has not been approved in a state, a 3-Year Alternate Withdrawal Charge Rider is available for a charge of 0.40%. See "Alternate Withdrawal Charge."

(4)  Not available to Texas residents.

(5) The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.

The table below shows the minimum and maximum total operating expenses charged by the Underlying Funds. You will pay the expenses of the Underlying Funds corresponding to the Subaccounts in which you invest during the time that you own the Contract. More detail concerning each Underlying Fund's fees and expenses is contained in its prospectus.

                                                    MINIMUM   MAXIMUM
                                                    --------  --------
Total Annual Underlying Fund Operating Expenses(1)     0.82%     3.82%
--------------------------------------------------  --------  --------

(1) Expenses deducted from Underlying Fund assets include management fees, distribution (12b-1) fees, service fees and other expenses. The maximum expenses above represent the total annual operating expenses of that Underlying Fund with the highest total operating expenses for the period ended December 31, 2009, and the minimum expenses represent the total annual operating expenses of that Underlying Fund with the lowest total operating expenses for the period ended December 31, 2009. The Total Annual Fund Operating Expenses do not take into account any voluntary or contractual expense waivers or reimbursements. Current and future total operating expenses of the Underlying Funds could be higher or lower than those shown in the table.

EXAMPLE - This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, the account administration charge, separate account annual expenses (including a maximum rider charge of 1.55%) and Underlying Fund fees and expenses but do not include state premium taxes, which may be applicable to your Contract.

     The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expense of the Contract and any of the Underlying Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                                            1       3       5      10
                                                                          YEAR    YEARS   YEARS   YEARS
                                                                         ------  ------  ------  ------
If you surrender your Contract at the end of the applicable time period  $1,273  $2,433  $3,478  $6,051
-----------------------------------------------------------------------  ------  ------  ------  ------
If you do not surrender or you annuitize your Contract                      648   1,914   3,142   6,051
-----------------------------------------------------------------------  ------  ------  ------  ------

CONDENSED FINANCIAL INFORMATION
     The following condensed financial information presents accumulation unit values and ending accumulation units outstanding for each Subaccount for each of the following periods ending December 31.


                                                                  ACCUMULATION UNIT VALUE
                                                                  ------------------------
                                                                                          ACCUMULATION
                                                                                          UNITS
                                                                  BEGINNING      END OF   OUTSTANDING AT
SUBACCOUNT                                           YEAR         OF PERIOD      PERIOD   END OF PERIOD
---------------------------------------------------  -----------  -------------  -------  --------------
American Century Equity Income                             2009   $       10.30  $ 11.09         485,841
---------------------------------------------------  -----------  -------------  -------  --------------
                                                           2008           13.43    10.30         478,741
                                                     -----------  -------------  -------  --------------
                                                           2007           13.77    13.43         516,997
                                                     -----------  -------------  -------  --------------
                                                     2006(3),(4)          12.00    13.77         493,748
                                                     -----------  -------------  -------  --------------
                                                           2005           12.21    12.00         423,121
                                                     -----------  -------------  -------  --------------
                                                         2004(2)          11.31    12.21         186,309
                                                     -----------  -------------  -------  --------------
                                                           2003            9.49    11.31          97,385
                                                     -----------  -------------  -------  --------------
                                                           2002           10.41     9.49          47,779
                                                     -----------  -------------  -------  --------------
                                                         2001(1)          10.11    10.41           6,302
                                                     -----------  -------------  -------  --------------
American Century Heritage                                  2009            7.72    10.14         120,611
---------------------------------------------------  -----------  -------------  -------  --------------
                                                           2008           14.95     7.72         105,908
                                                     -----------  -------------  -------  --------------
                                                           2007           10.70    14.95          97,855
                                                     -----------  -------------  -------  --------------
                                                     2006(3),(4)           9.52    10.70          33,835
                                                     -----------  -------------  -------  --------------
                                                           2005            8.12     9.52          49,172
                                                     -----------  -------------  -------  --------------
                                                         2004(2)           7.90     8.12          14,551
                                                     -----------  -------------  -------  --------------
                                                           2003            6.78     7.90           4,276
                                                     -----------  -------------  -------  --------------
                                                           2002            8.40     6.78             946
                                                     -----------  -------------  -------  --------------
                                                         2001(1)          10.09     8.40             652
                                                     -----------  -------------  -------  --------------
American Century International Growth                      2009            6.45     8.30         263,483
---------------------------------------------------  -----------  -------------  -------  --------------
                                                           2008           12.28     6.45         280,240
                                                     -----------  -------------  -------  --------------
                                                           2007           10.93    12.28         278,092
                                                     -----------  -------------  -------  --------------
                                                     2006(3),(4)           9.11    10.93         248,449
                                                     -----------  -------------  -------  --------------
                                                           2005            8.38     9.11         229,787
                                                     -----------  -------------  -------  --------------
                                                         2004(2)           7.57     8.38          83,030
                                                     -----------  -------------  -------  --------------
                                                           2003            6.29     7.57          45,457
                                                     -----------  -------------  -------  --------------
                                                           2002            8.12     6.29          29,825
                                                     -----------  -------------  -------  --------------
                                                         2001(1)           9.21     8.12           2,116
                                                     -----------  -------------  -------  --------------
American Century Select                                    2009            4.84     6.25         238,718
---------------------------------------------------  -----------  -------------  -------  --------------
                                                           2008            8.35     4.84         241,833
                                                     -----------  -------------  -------  --------------
                                                           2007            7.16     8.35         242,332
                                                     -----------  -------------  -------  --------------
                                                     2006(3),(4)           7.60     7.16         280,697
                                                     -----------  -------------  -------  --------------
                                                           2005            7.85     7.60         301,761
                                                     -----------  -------------  -------  --------------
                                                         2004(2)           7.62     7.85         248,705
                                                     -----------  -------------  -------  --------------
                                                           2003            6.37     7.62         126,043
                                                     -----------  -------------  -------  --------------
                                                           2002            8.60     6.37          36,916
                                                     -----------  -------------  -------  --------------
                                                         2001(1)           9.59     8.60           1,562
                                                     -----------  -------------  -------  --------------
American Century Strategic Allocation: Aggressive          2009            7.09     8.55          63,604
---------------------------------------------------  -----------  -------------  -------  --------------
                                                           2008           11.13     7.09          54,626
                                                     -----------  -------------  -------  --------------
                                                           2007           10.10    11.13         313,110
                                                     -----------  -------------  -------  --------------
                                                     2006(3),(4)          10.00    10.10             ---
                                                     -----------  -------------  -------  --------------
American Century Strategic Allocation: Conservative        2009            8.35     9.18          25,853
---------------------------------------------------  -----------  -------------  -------  --------------
                                                           2008           10.34     8.35          58,440
                                                     -----------  -------------  -------  --------------
                                                           2007           10.02    10.34         117,551
                                                     -----------  -------------  -------  --------------
                                                     2006(3),(4)          10.00    10.02             ---
                                                     -----------  -------------  -------  --------------

                                                            ACCUMULATION UNIT VALUE
                                                            -----------------------
                                                                                    ACCUMULATION
                                                                                    UNITS
                                                              BEGINNING     END OF  OUTSTANDING AT
SUBACCOUNT                                       YEAR         OF PERIOD     PERIOD  END OF PERIOD
-----------------------------------------------  -----------  ------------  ------  --------------
American Century Strategic Allocation: Moderate        2009           7.63    8.86          39,253
-----------------------------------------------  -----------  ------------  ------  --------------
                                                       2008          10.75    7.63          38,469
                                                 -----------  ------------  ------  --------------
                                                       2007          10.08   10.75          32,372
                                                 -----------  ------------  ------  --------------
                                                 2006(3),(4)         10.00   10.08             334
                                                 -----------  ------------  ------  --------------
Ariel                                                  2009           5.86    9.21         311,110
-----------------------------------------------  -----------  ------------  ------  --------------
                                                       2008          11.78    5.86         328,335
                                                 -----------  ------------  ------  --------------
                                                       2007          12.46   11.78         402,330
                                                 -----------  ------------  ------  --------------
                                                 2006(3),(4)         11.74   12.46         448,736
                                                 -----------  ------------  ------  --------------
                                                       2005          12.09   11.74         474,699
                                                 -----------  ------------  ------  --------------
                                                     2004(2)         10.31   12.09         262,445
                                                 -----------  ------------  ------  --------------
                                                       2003           8.37   10.31          76,731
                                                 -----------  ------------  ------  --------------
                                                       2002          10.07    8.37          12,721
                                                 -----------  ------------  ------  --------------
Aston/Optimum Mid Cap                                  2009           6.09    9.74          74,064
-----------------------------------------------  -----------  ------------  ------  --------------
                                                       2008          11.08    6.09          91,881
                                                 -----------  ------------  ------  --------------
                                                       2007          10.21   11.08          27,072
                                                 -----------  ------------  ------  --------------
                                                 2006(3),(4)         10.00   10.21           2,812
                                                 -----------  ------------  ------  --------------
Calamos  Growth                                        2009           6.66    9.76       1,524,822
-----------------------------------------------  -----------  ------------  ------  --------------
                                                       2008          13.92    6.66       1,548,193
                                                 -----------  ------------  ------  --------------
                                                       2007          11.75   13.92       1,478,503
                                                 -----------  ------------  ------  --------------
                                                 2006(3),(4)         12.04   11.75       1,516,203
                                                 -----------  ------------  ------  --------------
                                                       2005          11.54   12.04       1,405,361
                                                 -----------  ------------  ------  --------------
                                                     2004(2)         10.11   11.54         943,864
                                                 -----------  ------------  ------  --------------
                                                       2003           7.39   10.11         531,609
                                                 -----------  ------------  ------  --------------
                                                       2002           9.13    7.39         218,387
                                                 -----------  ------------  ------  --------------
                                                     2001(1)          9.70    9.13          35,400
                                                 -----------  ------------  ------  --------------
Calamos  Growth and Income                             2009           8.91   11.74       1,137,069
-----------------------------------------------  -----------  ------------  ------  --------------
                                                       2008          13.41    8.91       1,223,342
                                                 -----------  ------------  ------  --------------
                                                       2007          12.73   13.41       1,214,524
                                                 -----------  ------------  ------  --------------
                                                 2006(3),(4)         12.05   12.73       1,220,266
                                                 -----------  ------------  ------  --------------
                                                       2005          11.60   12.05         972,462
                                                 -----------  ------------  ------  --------------
                                                     2004(2)         11.00   11.60         635,590
                                                 -----------  ------------  ------  --------------
                                                       2003           8.96   11.00         294,054
                                                 -----------  ------------  ------  --------------
                                                       2002           9.72    8.96         125,714
                                                 -----------  ------------  ------  --------------
                                                     2001(1)          9.89    9.72          19,412
                                                 -----------  ------------  ------  --------------
Calamos  High Yield                                    2009           7.01    9.88          53,877
-----------------------------------------------  -----------  ------------  ------  --------------
                                                       2008          10.04    7.01          19,502
                                                 -----------  ------------  ------  --------------
                                                       2007          10.03   10.04          17,189
                                                 -----------  ------------  ------  --------------
                                                 2006(3),(4)         10.00   10.03           2,408
                                                 -----------  ------------  ------  --------------
Dreyfus Appreciation                                   2009           6.32    7.35         560,112
-----------------------------------------------  -----------  ------------  ------  --------------
                                                       2008           9.71    6.32         322,134
                                                 -----------  ------------  ------  --------------
                                                       2007           9.48    9.71         323,968
                                                 -----------  ------------  ------  --------------
                                                 2006(3),(4)          8.48    9.48         312,846
                                                 -----------  ------------  ------  --------------
                                                       2005           8.47    8.48         346,725
                                                 -----------  ------------  ------  --------------
                                                     2004(2)          8.34    8.47         261,696
                                                 -----------  ------------  ------  --------------
                                                       2003           7.20    8.34         133,359
                                                 -----------  ------------  ------  --------------
                                                       2002           9.04    7.20          79,711
                                                 -----------  ------------  ------  --------------
                                                     2001(1)          9.64    9.04          16,424
                                                 -----------  ------------  ------  --------------

                                                                 ACCUMULATION UNIT VALUE
                                                                 -----------------------
                                                                                         ACCUMULATION
                                                                                         UNITS
                                                                   BEGINNING     END OF  OUTSTANDING AT
SUBACCOUNT                                            YEAR         OF PERIOD     PERIOD  END OF PERIOD
----------------------------------------------------  -----------  ------------  ------  --------------
Dreyfus General Money Market                                2009           8.74    8.42         720,525
----------------------------------------------------  -----------  ------------  ------  --------------
                                                            2008           8.89    8.74         892,508
                                                      -----------  ------------  ------  --------------
                                                            2007           8.86    8.89         344,674
                                                      -----------  ------------  ------  --------------
                                                      2006(3),(4)          8.85    8.86         183,211
                                                      -----------  ------------  ------  --------------
                                                            2005           8.99    8.85          96,114
                                                      -----------  ------------  ------  --------------
                                                          2004(2)          9.31    8.99          79,034
                                                      -----------  ------------  ------  --------------
                                                            2003           9.66    9.31          37,676
                                                      -----------  ------------  ------  --------------
                                                            2002           9.93    9.66          32,662
                                                      -----------  ------------  ------  --------------
                                                          2001(1)         10.00    9.93           7,130
                                                      -----------  ------------  ------  --------------
Dreyfus Midcap Value                                        2009           6.71   10.45         183,546
----------------------------------------------------  -----------  ------------  ------  --------------
                                                            2008          11.60    6.71         192,682
                                                      -----------  ------------  ------  --------------
                                                            2007          11.44   11.60         182,717
                                                      -----------  ------------  ------  --------------
                                                      2006(3),(4)         10.77   11.44         177,956
                                                      -----------  ------------  ------  --------------
                                                            2005          10.36   10.77         170,158
                                                      -----------  ------------  ------  --------------
                                                          2004(2)          9.17   10.36         156,368
                                                      -----------  ------------  ------  --------------
                                                            2003           6.05    9.17         115,169
                                                      -----------  ------------  ------  --------------
                                                            2002           9.44    6.05          88,629
                                                      -----------  ------------  ------  --------------
                                                          2001(1)          9.60    9.44          10,151
                                                      -----------  ------------  ------  --------------
Dreyfus Strategic Value                                     2009           8.10    9.73         730,649
----------------------------------------------------  -----------  ------------  ------  --------------
                                                            2008          13.16    8.10         635,129
                                                      -----------  ------------  ------  --------------
                                                            2007          12.93   13.16         379,453
                                                      -----------  ------------  ------  --------------
                                                      2006(3),(4)         11.21   12.93         272,390
                                                      -----------  ------------  ------  --------------
                                                            2005          10.76   11.21         148,805
                                                      -----------  ------------  ------  --------------
                                                          2004(2)          9.52   10.76          87,176
                                                      -----------  ------------  ------  --------------
                                                            2003           6.89    9.52          37,184
                                                      -----------  ------------  ------  --------------
                                                            2002           9.80    6.89          26,572
                                                      -----------  ------------  ------  --------------
                                                          2001(1)          9.93    9.80           1,387
                                                      -----------  ------------  ------  --------------
Federated Bond                                              2009           8.64   10.50         443,346
----------------------------------------------------  -----------  ------------  ------  --------------
                                                            2008          10.01    8.64         211,527
                                                      -----------  ------------  ------  --------------
                                                            2007           9.91   10.01         145,586
                                                      -----------  ------------  ------  --------------
                                                      2006(3),(4)         10.00    9.91          25,517
                                                      -----------  ------------  ------  --------------
Fidelity  Advisor Dividend Growth                           2009           4.80    7.05         236,768
----------------------------------------------------  -----------  ------------  ------  --------------
                                                            2008           8.93    4.80         235,143
                                                      -----------  ------------  ------  --------------
                                                            2007           9.26    8.93         224,363
                                                      -----------  ------------  ------  --------------
                                                      2006(3),(4)          8.44    9.26         261,631
                                                      -----------  ------------  ------  --------------
                                                            2005           8.52    8.44         273,457
                                                      -----------  ------------  ------  --------------
                                                          2004(2)          8.42    8.52         227,521
                                                      -----------  ------------  ------  --------------
                                                            2003           7.16    8.42         111,746
                                                      -----------  ------------  ------  --------------
                                                            2002           9.40    7.16          50,115
                                                      -----------  ------------  ------  --------------
                                                          2001(1)          9.90    9.40           4,709
                                                      -----------  ------------  ------  --------------
Fidelity  Advisor International Capital Appreciation        2009           6.24    9.33          66,752
----------------------------------------------------  -----------  ------------  ------  --------------
                                                            2008          13.25    6.24          72,855
                                                      -----------  ------------  ------  --------------
                                                            2007          13.20   13.25          84,237
                                                      -----------  ------------  ------  --------------
                                                      2006(3),(4)         11.99   13.20         113,691
                                                      -----------  ------------  ------  --------------
                                                            2005          11.00   11.99         132,937
                                                      -----------  ------------  ------  --------------
                                                          2004(2)         10.38   11.00         170,577
                                                      -----------  ------------  ------  --------------
                                                            2003           7.66   10.38         108,858
                                                      -----------  ------------  ------  --------------
                                                            2002           9.12    7.66          11,026
                                                      -----------  ------------  ------  --------------
                                                          2001(1)          9.28    9.12             637
                                                      -----------  ------------  ------  --------------

                                                            ACCUMULATION UNIT VALUE
                                                            -----------------------
                                                                                   ACCUMULATION
                                                                                   UNITS
                                                             BEGINNING     END OF  OUTSTANDING AT
SUBACCOUNT                                      YEAR         OF PERIOD     PERIOD  END OF PERIOD
----------------------------------------------  -----------  ------------  ------  --------------
Fidelity  Advisor Mid Cap                             2009           6.00    8.45          49,488
----------------------------------------------  -----------  ------------  ------  --------------
                                                      2008          13.11    6.00          51,139
                                                -----------  ------------  ------  --------------
                                                      2007          12.45   13.11          53,068
                                                -----------  ------------  ------  --------------
                                                2006(3),(4)         11.45   12.45          55,621
                                                -----------  ------------  ------  --------------
                                                      2005          11.00   11.45          53,810
                                                -----------  ------------  ------  --------------
                                                    2004(2)          9.87   11.00          48,322
                                                -----------  ------------  ------  --------------
                                                      2003           7.14    9.87          32,199
                                                -----------  ------------  ------  --------------
                                                      2002           9.14    7.14          18,240
                                                -----------  ------------  ------  --------------
                                                    2001(1)         10.01    9.14           7,408
                                                -----------  ------------  ------  --------------
Fidelity  Advisor Real Estate                         2009           4.42    5.79         127,296
----------------------------------------------  -----------  ------------  ------  --------------
                                                      2008           7.68    4.42         108,075
                                                -----------  ------------  ------  --------------
                                                      2007           9.76    7.68          42,844
                                                -----------  ------------  ------  --------------
                                                2006(3),(4)         10.00    9.76          21,702
                                                -----------  ------------  ------  --------------
Fidelity  Advisor Value Strategies                    2009           6.07    9.25         125,998
----------------------------------------------  -----------  ------------  ------  --------------
                                                      2008          12.97    6.07         123,740
                                                -----------  ------------  ------  --------------
                                                      2007          12.84   12.97         127,497
                                                -----------  ------------  ------  --------------
                                                2006(3),(4)         11.54   12.84         131,711
                                                -----------  ------------  ------  --------------
                                                      2005          11.74   11.54         133,740
                                                -----------  ------------  ------  --------------
                                                    2004(2)         10.68   11.74         132,085
                                                -----------  ------------  ------  --------------
                                                      2003           6.94   10.68          77,863
                                                -----------  ------------  ------  --------------
                                                      2002           9.79    6.94          58,759
                                                -----------  ------------  ------  --------------
                                                    2001(1)         10.73    9.79          13,282
                                                -----------  ------------  ------  --------------
Goldman Sachs Emerging Markets Equity                 2009           5.61    9.55         167,052
----------------------------------------------  -----------  ------------  ------  --------------
                                                      2008          12.84    5.61          62,882
                                                -----------  ------------  ------  --------------
                                                      2007          10.45   12.84          56,963
                                                -----------  ------------  ------  --------------
                                                2006(3),(4)         10.00   10.45           3,196
                                                -----------  ------------  ------  --------------
Goldman Sachs Government Income                       2009          10.26   10.30         143,240
----------------------------------------------  -----------  ------------  ------  --------------
                                                      2008          10.18   10.26         196,100
                                                -----------  ------------  ------  --------------
                                                      2007           9.91   10.18         235,682
                                                -----------  ------------  ------  --------------
                                                2006(3),(4)         10.00    9.91         192,028
                                                -----------  ------------  ------  --------------
Invesco Basic Value (formerly AIM Basic Value)        2009           4.69    6.83         340,510
----------------------------------------------  -----------  ------------  ------  --------------
                                                      2008          10.12    4.69         328,381
                                                -----------  ------------  ------  --------------
                                                      2007          10.41   10.12         323,148
                                                -----------  ------------  ------  --------------
                                                2006(3),(4)          9.56   10.41         343,218
                                                -----------  ------------  ------  --------------
                                                      2005           9.42    9.56         363,384
                                                -----------  ------------  ------  --------------
                                                    2004(2)          8.83    9.42         353,201
                                                -----------  ------------  ------  --------------
                                                      2003           6.87    8.83         275,921
                                                -----------  ------------  ------  --------------
                                                      2002           9.29    6.87         171,063
                                                -----------  ------------  ------  --------------
                                                    2001(1)         10.12    9.29          32,599
                                                -----------  ------------  ------  --------------
Invesco Dynamics (formerly AIM Dynamics)              2009           4.69    6.45           9,683
----------------------------------------------  -----------  ------------  ------  --------------
                                                      2008           9.22    4.69          12,334
                                                -----------  ------------  ------  --------------
                                                      2007           8.53    9.22          20,470
                                                -----------  ------------  ------  --------------
                                                2006(3),(4)          7.62    8.53          19,049
                                                -----------  ------------  ------  --------------
                                                      2005           7.18    7.62           8,367
                                                -----------  ------------  ------  --------------
                                                    2004(2)          6.69    7.18           6,681
                                                -----------  ------------  ------  --------------
                                                      2003           5.04    6.69           5,288
                                                -----------  ------------  ------  --------------
                                                      2002           7.84    5.04           3,373
                                                -----------  ------------  ------  --------------
                                                    2001(1)          9.34    7.84             166
                                                -----------  ------------  ------  --------------

                                                         ACCUMULATION UNIT VALUE
                                                         -----------------------
                                                                               ACCUMULATION
                                                                               UNITS
                                                         BEGINNING     END OF  OUTSTANDING AT
SUBACCOUNT                                  YEAR         OF PERIOD     PERIOD  END OF PERIOD
------------------------------------------  -----------  ------------  ------  --------------
Invesco Large Cap Growth (formerly AIM
Large Cap Growth)                                 2009           4.85    5.83         126,503
------------------------------------------  -----------  ------------  ------  --------------
                                                  2008           8.15    4.85         131,717
                                            -----------  ------------  ------  --------------
                                                  2007           7.33    8.15         111,613
                                            -----------  ------------  ------  --------------
                                            2006(3),(4)          7.12    7.33         115,917
                                            -----------  ------------  ------  --------------
                                                  2005           7.18    7.12         103,345
                                            -----------  ------------  ------  --------------
                                                2004(2)          7.16    7.18          84,469
                                            -----------  ------------  ------  --------------
                                                  2003           5.94    7.16          46,054
                                            -----------  ------------  ------  --------------
                                                  2002           8.40    5.94          33,460
                                            -----------  ------------  ------  --------------
                                                2001(1)          9.50    8.40           9,003
                                            -----------  ------------  ------  --------------
Invesco Mid Cap Core Equity (formerly AIM
Mid Cap Core Equity)                              2009           8.79   11.01          98,001
------------------------------------------  -----------  ------------  ------  --------------
                                                  2008          12.60    8.79          78,319
                                            -----------  ------------  ------  --------------
                                                  2007          11.92   12.60          78,917
                                            -----------  ------------  ------  --------------
                                            2006(3),(4)         11.16   11.92          77,944
                                            -----------  ------------  ------  --------------
                                                  2005          10.80   11.16          75,101
                                            -----------  ------------  ------  --------------
                                                2004(2)          9.87   10.80          58,714
                                            -----------  ------------  ------  --------------
                                                  2003           8.07    9.87          39,579
                                            -----------  ------------  ------  --------------
                                                  2002           9.44    8.07          27,915
                                            -----------  ------------  ------  --------------
                                                2001(1)         10.06    9.44           5,147
                                            -----------  ------------  ------  --------------
Invesco Small Cap Growth (formerly AIM
Small Cap Growth)                                 2009           6.35    8.21         328,212
------------------------------------------  -----------  ------------  ------  --------------
                                                  2008          10.78    6.35         306,194
                                            -----------  ------------  ------  --------------
                                                  2007          10.06   10.78         235,224
                                            -----------  ------------  ------  --------------
                                            2006(3),(4)          9.15   10.06         223,532
                                            -----------  ------------  ------  --------------
                                                  2005           8.79    9.15         231,671
                                            -----------  ------------  ------  --------------
                                                2004(2)          8.55    8.79         212,475
                                            -----------  ------------  ------  --------------
                                                  2003           6.39    8.55         119,229
                                            -----------  ------------  ------  --------------
                                                  2002           9.23    6.39          63,534
                                            -----------  ------------  ------  --------------
                                                2001(1)          9.86    9.23           9,248
                                            -----------  ------------  ------  --------------
Invesco Technology (formerly AIM
Technology)                                       2009           2.76    4.20          54,513
------------------------------------------  -----------  ------------  ------  --------------
                                                  2008           5.18    2.76          43,528
                                            -----------  ------------  ------  --------------
                                                  2007           5.02    5.18          66,365
                                            -----------  ------------  ------  --------------
                                            2006(3),(4)          4.74    5.02          36,124
                                            -----------  ------------  ------  --------------
                                                  2005           4.85    4.74          34,201
                                            -----------  ------------  ------  --------------
                                                2004(2)          4.89    4.85          43,406
                                            -----------  ------------  ------  --------------
                                                  2003           3.56    4.89          43,502
                                            -----------  ------------  ------  --------------
                                                  2002           7.02    3.56          21,478
                                            -----------  ------------  ------  --------------
                                                2001(1)          8.76    7.02           5,353
                                            -----------  ------------  ------  --------------
Janus INTECH Risk-Managed Core
(formerly Janus Adviser INTECH
Risk-Managed Core)                                2009           6.34    7.47           8,747
------------------------------------------  -----------  ------------  ------  --------------
                                                  2008          10.30    6.34           7,878
                                            -----------  ------------  ------  --------------
                                                  2007          10.08   10.30           8,253
                                            -----------  ------------  ------  --------------
                                            2006(3),(4)         10.00   10.08           4,378
                                            -----------  ------------  ------  --------------
Janus Overseas (formerly Janus
Adviser International Growth)                     2009           6.11    9.98         658,209
------------------------------------------  -----------  ------------  ------  --------------
                                                  2008          12.47    6.11         481,453
                                            -----------  ------------  ------  --------------
                                                  2007          10.28   12.47         252,252
                                            -----------  ------------  ------  --------------
                                            2006(3),(4)         10.00   10.28          25,444
                                            -----------  ------------  ------  --------------

                                                                                     ACCUMULATION UNIT VALUE
                                                                                     -----------------------
                                                                                                             ACCUMULATION
                                                                                                             UNITS
                                                                                       BEGINNING     END OF  OUTSTANDING AT
SUBACCOUNT                                                                YEAR         OF PERIOD     PERIOD  END OF PERIOD
------------------------------------------------------------------------  -----------  ------------  ------  --------------
Neuberger Berman Core Bond                                                      2009           9.46   10.71         359,447
------------------------------------------------------------------------  -----------  ------------  ------  --------------
                                                                                2008          10.30    9.46         545,720
                                                                          -----------  ------------  ------  --------------
                                                                                2007          10.31   10.30         381,540
                                                                          -----------  ------------  ------  --------------
                                                                          2006(3),(4)         10.24   10.31         378,866
                                                                          -----------  ------------  ------  --------------
                                                                                2005          10.42   10.24         357,226
                                                                          -----------  ------------  ------  --------------
                                                                              2004(2)         10.41   10.42          82,671
                                                                          -----------  ------------  ------  --------------
                                                                                2003          10.43   10.41          40,914
                                                                          -----------  ------------  ------  --------------
                                                                                2002          10.00   10.43           5,873
                                                                          -----------  ------------  ------  --------------
Neuberger Berman Partners                                                       2009           4.85    7.26          21,804
------------------------------------------------------------------------  -----------  ------------  ------  --------------
                                                                                2008          10.54    4.85          17,022
                                                                          -----------  ------------  ------  --------------
                                                                                2007           9.99   10.54          22,260
                                                                          -----------  ------------  ------  --------------
                                                                          2006(3),(4)         10.00    9.99           7,011
                                                                          -----------  ------------  ------  --------------
Neuberger Berman Socially Responsive                                            2009           6.37    7.99          29,100
------------------------------------------------------------------------  -----------  ------------  ------  --------------
                                                                                2008          10.84    6.37          18,982
                                                                          -----------  ------------  ------  --------------
                                                                                2007          10.51   10.84          23,548
                                                                          -----------  ------------  ------  --------------
                                                                          2006(3),(4)         10.00   10.51          12,290
                                                                          -----------  ------------  ------  --------------
PIMCO Foreign Bond (U.S. Dollar-Hedged)                                         2009           9.16   10.41         119,291
------------------------------------------------------------------------  -----------  ------------  ------  --------------
                                                                                2008           9.82    9.16          86,099
                                                                          -----------  ------------  ------  --------------
                                                                                2007           9.89    9.82           6,659
                                                                          -----------  ------------  ------  --------------
                                                                          2006(3),(4)         10.00    9.89          42,091
                                                                          -----------  ------------  ------  --------------
PIMCO High Yield                                                                2009           9.04   12.48         266,021
------------------------------------------------------------------------  -----------  ------------  ------  --------------
                                                                                2008          12.36    9.04         297,634
                                                                          -----------  ------------  ------  --------------
                                                                                2007          12.44   12.36         284,891
                                                                          -----------  ------------  ------  --------------
                                                                          2006(3),(4)         11.86   12.44         270,828
                                                                          -----------  ------------  ------  --------------
                                                                                2005          11.84   11.86         218,895
                                                                          -----------  ------------  ------  --------------
                                                                              2004(2)         11.30   11.84         121,715
                                                                          -----------  ------------  ------  --------------
                                                                                2003           9.53   11.30          44,609
                                                                          -----------  ------------  ------  --------------
                                                                                2002           9.97    9.53           4,806
                                                                          -----------  ------------  ------  --------------
Prudential Jennison 20/20 Focus (formerly Jennison 20/20 Focus)                 2009           6.15    9.30         209,315
------------------------------------------------------------------------  -----------  ------------  ------  --------------
                                                                                2008          10.61    6.15         115,291
                                                                          -----------  ------------  ------  --------------
                                                                                2007          10.03   10.61          77,179
                                                                          -----------  ------------  ------  --------------
                                                                          2006(3),(4)         10.00   10.03             759
                                                                          -----------  ------------  ------  --------------
Prudential Jennison Small Company (formerly Jennison Small Company)             2009           6.21    8.16          40,989
------------------------------------------------------------------------  -----------  ------------  ------  --------------
                                                                                2008          10.43    6.21          35,286
                                                                          -----------  ------------  ------  --------------
                                                                                2007           9.90   10.43          48,817
                                                                          -----------  ------------  ------  --------------
                                                                          2006(3),(4)         10.00    9.90         132,131
                                                                          -----------  ------------  ------  --------------
Prudential Small Cap-Core Equity (formerly Dryden Small Cap-Core Equity)        2009           5.77    6.51           2,025
------------------------------------------------------------------------  -----------  ------------  ------  --------------
                                                                                2008           9.34    5.77           1,479
                                                                          -----------  ------------  ------  --------------
                                                                                2007          10.00    9.34             490
                                                                          -----------  ------------  ------  --------------
                                                                          2006(3),(4)         10.00   10.00             ---
                                                                          -----------  ------------  ------  --------------
Royce Opportunity                                                               2009           4.94    7.69          36,790
------------------------------------------------------------------------  -----------  ------------  ------  --------------
                                                                                2008           9.47    4.94          26,428
                                                                          -----------  ------------  ------  --------------
                                                                                2007          10.08    9.47          21,970
                                                                          -----------  ------------  ------  --------------
                                                                          2006(3),(4)         10.00   10.08           2,742
                                                                          -----------  ------------  ------  --------------
Royce Value                                                                     2009           6.25    8.70         242,643
------------------------------------------------------------------------  -----------  ------------  ------  --------------
                                                                                2008           9.88    6.25         180,429
                                                                          -----------  ------------  ------  --------------
                                                                                2007          10.12    9.88          67,691
                                                                          -----------  ------------  ------  --------------
                                                                          2006(3),(4)         10.00   10.12           1,428
                                                                          -----------  ------------  ------  --------------

                                                                                         ACCUMULATION UNIT VALUE
                                                                                         -----------------------
                                                                                                               ACCUMULATION
                                                                                                               UNITS
                                                                                         BEGINNING     END OF  OUTSTANDING AT
SUBACCOUNT                                                                  YEAR         OF PERIOD     PERIOD  END OF PERIOD
--------------------------------------------------------------------------  -----------  ------------  ------  --------------
RS Technology                                                                     2009           5.54    9.34          38,347
--------------------------------------------------------------------------  -----------  ------------  ------  --------------
                                                                                  2008          11.74    5.54          27,166
                                                                            -----------  ------------  ------  --------------
                                                                                  2007           9.98   11.74          19,300
                                                                            -----------  ------------  ------  --------------
                                                                            2006(3),(4)         10.00    9.98             784
                                                                            -----------  ------------  ------  --------------
RS Value                                                                          2009           5.66    7.51          48,319
--------------------------------------------------------------------------  -----------  ------------  ------  --------------
                                                                                  2008          10.10    5.66          45,590
                                                                            -----------  ------------  ------  --------------
                                                                                  2007          10.12   10.10         142,280
                                                                            -----------  ------------  ------  --------------
                                                                            2006(3),(4)         10.00   10.12           6,274
                                                                            -----------  ------------  ------  --------------
Rydex | SGI Alpha Opportunity(8)                                                  2009           7.04    8.43          33,074
--------------------------------------------------------------------------  -----------  ------------  ------  --------------
                                                                                  2008          11.28    7.04          57,412
                                                                            -----------  ------------  ------  --------------
                                                                                  2007           9.93   11.28          84,777
                                                                            -----------  ------------  ------  --------------
                                                                            2006(3),(4)         10.00    9.93             ---
                                                                            -----------  ------------  ------  --------------
Rydex | SGI Global(8)                                                             2009           7.85    9.04         579,754
--------------------------------------------------------------------------  -----------  ------------  ------  --------------
                                                                                  2008          13.21    7.85         563,450
                                                                            -----------  ------------  ------  --------------
                                                                                  2007          12.35   13.21         569,958
                                                                            -----------  ------------  ------  --------------
                                                                            2006(3),(4)         11.01   12.35         513,193
                                                                            -----------  ------------  ------  --------------
                                                                                  2005          10.13   11.01         354,463
                                                                            -----------  ------------  ------  --------------
                                                                                2004(2)          8.93   10.13         230,523
                                                                            -----------  ------------  ------  --------------
                                                                                  2003           6.56    8.93         149,726
                                                                            -----------  ------------  ------  --------------
                                                                                  2002           8.99    6.56          99,389
                                                                            -----------  ------------  ------  --------------
                                                                                2001(1)          9.72    8.99          24,741
                                                                            -----------  ------------  ------  --------------
Rydex | SGI High Yield(7),(8)                                                     2009           6.73   11.04         299,581
--------------------------------------------------------------------------  -----------  ------------  ------  --------------
                                                                                  2008          10.00    6.73         140,032
                                                                            -----------  ------------  ------  --------------
                                                                                  2007          10.30   10.02         218,635
                                                                            -----------  ------------  ------  --------------
                                                                            2006(3),(4)         10.10   10.30         185,108
                                                                            -----------  ------------  ------  --------------
                                                                                  2005          10.05   10.10          92,778
                                                                            -----------  ------------  ------  --------------
                                                                                2004(2)         10.00   10.05          16,795
                                                                            -----------  ------------  ------  --------------
Rydex | SGI Large Cap Concentrated Growth (formerly Security Select 25)(8)        2009           5.35    6.86          73,112
--------------------------------------------------------------------------  -----------  ------------  ------  --------------
                                                                                  2008           8.88    5.35          70,740
                                                                            -----------  ------------  ------  --------------
                                                                                  2007           9.87    8.88          76,803
                                                                            -----------  ------------  ------  --------------
                                                                            2006(3),(4)         10.00    9.87          76,297
                                                                            -----------  ------------  ------  --------------
Rydex | SGI Large Cap Core (formerly Security Equity)(8)                          2009           4.68    5.80          42,919
--------------------------------------------------------------------------  -----------  ------------  ------  --------------
                                                                                  2008           7.79    4.68          37,418
                                                                            -----------  ------------  ------  --------------
                                                                                  2007           8.54    7.79          31,068
                                                                            -----------  ------------  ------  --------------
                                                                            2006(3),(4)          7.93    8.54          33,074
                                                                            -----------  ------------  ------  --------------
                                                                                  2005           7.94    7.93          27,497
                                                                            -----------  ------------  ------  --------------
                                                                                2004(2)          7.69    7.94          28,690
                                                                            -----------  ------------  ------  --------------
                                                                                  2003           6.61    7.69          25,690
                                                                            -----------  ------------  ------  --------------
                                                                                  2002           9.00    6.61          20,193
                                                                            -----------  ------------  ------  --------------
                                                                                2001(1)          9.82    9.00           2,621
                                                                            -----------  ------------  ------  --------------
Rydex | SGI Large Cap Growth(8)                                                   2009            ---     ---             ---
--------------------------------------------------------------------------  -----------  ------------  ------  --------------
                                                                                  2008            ---     ---             ---
                                                                            -----------  ------------  ------  --------------
                                                                                  2007            ---     ---             ---
                                                                            -----------  ------------  ------  --------------
                                                                            2006(3),(4)          7.16     ---             ---
                                                                            -----------  ------------  ------  --------------
                                                                                  2005           7.28    7.16          39,038
                                                                            -----------  ------------  ------  --------------
                                                                                2004(2)          7.37    7.28          31,145
                                                                            -----------  ------------  ------  --------------
                                                                                  2003           6.21    7.37          14,433
                                                                            -----------  ------------  ------  --------------
                                                                                  2002           8.86    6.21           7,524
                                                                            -----------  ------------  ------  --------------
                                                                                2001(1)          9.69    8.86           1,644
                                                                            -----------  ------------  ------  --------------

                                                                          ACCUMULATION UNIT VALUE
                                                                          -----------------------
                                                                                                 ACCUMULATION
                                                                                                 UNITS
                                                                           BEGINNING     END OF  OUTSTANDING AT
SUBACCOUNT                                                    YEAR         OF PERIOD     PERIOD  END OF PERIOD
------------------------------------------------------------  -----------  ------------  ------  --------------
Rydex | SGI Large Cap Value(8)                                      2009           6.46    7.90         193,608
------------------------------------------------------------  -----------  ------------  ------  --------------
                                                                    2008          10.88    6.46         132,889
                                                              -----------  ------------  ------  --------------
                                                                    2007          10.82   10.88         196,888
                                                              -----------  ------------  ------  --------------
                                                              2006(3),(4)          9.31   10.82         203,810
                                                              -----------  ------------  ------  --------------
                                                                    2005           8.83    9.31          68,611
                                                              -----------  ------------  ------  --------------
                                                                  2004(2)          8.34    8.83          39,601
                                                              -----------  ------------  ------  --------------
                                                                    2003           6.82    8.34          28,792
                                                              -----------  ------------  ------  --------------
                                                                    2002           9.35    6.82          21,050
                                                              -----------  ------------  ------  --------------
                                                                  2001(1)          9.87    9.35          10,858
                                                              -----------  ------------  ------  --------------
Rydex | SGI Mid Cap Growth(8)                                       2009           5.08    6.99         173,755
------------------------------------------------------------  -----------  ------------  ------  --------------
                                                                    2008           8.88    5.08         152,958
                                                              -----------  ------------  ------  --------------
                                                                    2007          10.25    8.88         156,948
                                                              -----------  ------------  ------  --------------
                                                              2006(3),(4)         10.19   10.25         168,024
                                                              -----------  ------------  ------  --------------
                                                                    2005           9.90   10.19         158,126
                                                              -----------  ------------  ------  --------------
                                                                  2004(2)          9.39    9.90         130,451
                                                              -----------  ------------  ------  --------------
                                                                    2003           6.26    9.39          87,059
                                                              -----------  ------------  ------  --------------
                                                                    2002           8.99    6.26          56,255
                                                              -----------  ------------  ------  --------------
                                                                  2001(1)          9.67    8.99          13,183
                                                              -----------  ------------  ------  --------------
Rydex | SGI Mid Cap Value(8)                                        2009          12.04   16.25       1,227,014
------------------------------------------------------------  -----------  ------------  ------  --------------
                                                                    2008          17.20   12.04       1,216,593
                                                              -----------  ------------  ------  --------------
                                                                    2007          17.71   17.20       1,273,547
                                                              -----------  ------------  ------  --------------
                                                              2006(3),(4)         16.02   17.71       1,269,254
                                                              -----------  ------------  ------  --------------
                                                                    2005          14.39   16.02       1,121,364
                                                              -----------  ------------  ------  --------------
                                                                  2004(2)         11.80   14.39         826,045
                                                              -----------  ------------  ------  --------------
                                                                    2003           8.08   11.80         419,639
                                                              -----------  ------------  ------  --------------
                                                                    2002           9.87    8.08         161,101
                                                              -----------  ------------  ------  --------------
                                                                  2001(1)         10.06    9.87          34,205
                                                              -----------  ------------  ------  --------------
Rydex | SGI Small Cap Growth(8)                                     2009           5.25    6.71          47,405
------------------------------------------------------------  -----------  ------------  ------  --------------
                                                                    2008          10.49    5.25          46,603
                                                              -----------  ------------  ------  --------------
                                                                    2007          10.41   10.49          45,265
                                                              -----------  ------------  ------  --------------
                                                              2006(3),(4)         10.36   10.41          49,866
                                                              -----------  ------------  ------  --------------
                                                                    2005          10.09   10.36          46,166
                                                              -----------  ------------  ------  --------------
                                                                  2004(2)          9.03   10.09          38,145
                                                              -----------  ------------  ------  --------------
                                                                    2003           6.06    9.03          28,453
                                                              -----------  ------------  ------  --------------
                                                                    2002           8.66    6.06           8,658
                                                              -----------  ------------  ------  --------------
                                                                  2001(1)          9.87    8.66           1,216
                                                              -----------  ------------  ------  --------------
Rydex | SGI U.S. Intermediate Bond(5),(8)                           2009           8.60    9.15         694,184
------------------------------------------------------------  -----------  ------------  ------  --------------
                                                                    2008          10.08    8.60         297,404
                                                              -----------  ------------  ------  --------------
                                                                    2007          10.24   10.08         204,226
                                                              -----------  ------------  ------  --------------
                                                              2006(3),(4)         10.27   10.24         232,728
                                                              -----------  ------------  ------  --------------
                                                                    2005          10.52   10.27         177,363
                                                              -----------  ------------  ------  --------------
                                                                  2004(2)         10.58   10.52         158,604
                                                              -----------  ------------  ------  --------------
                                                                    2003          10.71   10.58         122,793
                                                              -----------  ------------  ------  --------------
                                                                    2002          10.21   10.71          90,122
                                                              -----------  ------------  ------  --------------
                                                                  2001(1)         10.03   10.21          15,149
                                                              -----------  ------------  ------  --------------

                                                  ACCUMULATION UNIT VALUE
                                                  -----------------------
                                                                        ACCUMULATION
                                                                        UNITS
                                                  BEGINNING     END OF  OUTSTANDING AT
SUBACCOUNT                           YEAR         OF PERIOD     PERIOD  END OF PERIOD
-----------------------------------  -----------  ------------  ------  --------------
Security Capital Preservation(5)           2009            ---     ---             ---
-----------------------------------  -----------  ------------  ------  --------------
                                           2008           9.79    7.82         568,798
                                     -----------  ------------  ------  --------------
                                           2007          10.16    9.79         687,683
                                     -----------  ------------  ------  --------------
                                     2006(3),(4)         10.14   10.16         740,028
                                     -----------  ------------  ------  --------------
                                           2005          10.34   10.14         783,675
                                     -----------  ------------  ------  --------------
                                         2004(2)         10.13   10.34         675,408
                                     -----------  ------------  ------  --------------
                                           2003          10.18   10.13         570,448
                                     -----------  ------------  ------  --------------
                                           2002          10.13   10.18         354,057
                                     -----------  ------------  ------  --------------
                                         2001(1)         10.04   10.13          32,546
                                     -----------  ------------  ------  --------------
Security Social Awareness                  2009            ---     ---             ---
-----------------------------------  -----------  ------------  ------  --------------
                                           2008            ---     ---             ---
                                     -----------  ------------  ------  --------------
                                           2007            ---     ---             ---
                                     -----------  ------------  ------  --------------
                                     2006(3),(4)          7.99     ---             ---
                                     -----------  ------------  ------  --------------
                                           2005           7.97    7.99          57,861
                                     -----------  ------------  ------  --------------
                                         2004(2)          7.96    7.97          34,269
                                     -----------  ------------  ------  --------------
                                           2003           6.76    7.96          22,678
                                     -----------  ------------  ------  --------------
                                           2002           8.88    6.76          13,702
                                     -----------  ------------  ------  --------------
                                         2001(1)          9.68    8.88           5,954
                                     -----------  ------------  ------  --------------
T. Rowe Price Capital Appreciation         2009           7.06    9.01         155,427
-----------------------------------  -----------  ------------  ------  --------------
                                           2008          10.11    7.06         134,045
                                     -----------  ------------  ------  --------------
                                           2007          10.09   10.11         119,324
                                     -----------  ------------  ------  --------------
                                     2006(3),(4)         10.00   10.09          30,427
                                     -----------  ------------  ------  --------------
T. Rowe Price Growth Stock                 2009           5.91    8.10         523,038
-----------------------------------  -----------  ------------  ------  --------------
                                           2008          10.68    5.91         437,296
                                     -----------  ------------  ------  --------------
                                           2007          10.11   10.68         199,756
                                     -----------  ------------  ------  --------------
                                     2006(3),(4)         10.00   10.11         148,678
                                     -----------  ------------  ------  --------------
Van Kampen Comstock                        2009           6.43    8.01         855,613
-----------------------------------  -----------  ------------  ------  --------------
                                           2008          10.43    6.43       1,054,226
                                     -----------  ------------  ------  --------------
                                           2007          11.06   10.43         981,016
                                     -----------  ------------  ------  --------------
                                     2006(3),(4)          9.90   11.06         983,226
                                     -----------  ------------  ------  --------------
                                           2005           9.88    9.90         937,928
                                     -----------  ------------  ------  --------------
                                         2004(2)          8.74    9.88         646,585
                                     -----------  ------------  ------  --------------
                                           2003           6.94    8.74         303,826
                                     -----------  ------------  ------  --------------
                                           2002           8.97    6.94         197,544
                                     -----------  ------------  ------  --------------
                                         2001(1)          9.86    8.97          39,034
                                     -----------  ------------  ------  --------------
Van Kampen Equity and Income               2009           8.65   10.27         548,240
-----------------------------------  -----------  ------------  ------  --------------
                                           2008          11.95    8.65         513,549
                                     -----------  ------------  ------  --------------
                                           2007          12.04   11.95         789,090
                                     -----------  ------------  ------  --------------
                                     2006(3),(4)         11.12   12.04         729,640
                                     -----------  ------------  ------  --------------
                                           2005          10.72   11.12         512,670
                                     -----------  ------------  ------  --------------
                                         2004(2)          9.98   10.72         211,948
                                     -----------  ------------  ------  --------------
                                           2003           8.49    9.98         112,248
                                     -----------  ------------  ------  --------------
                                           2002           9.63    8.49          92,610
                                     -----------  ------------  ------  --------------
                                         2001(1)         10.01    9.63          19,794
                                     -----------  ------------  ------  --------------
Van Kampen Mid Cap Growth(6)               2009           4.43    6.79          56,180
-----------------------------------  -----------  ------------  ------  --------------
                                           2008          10.00    4.43          24,913
                                     -----------  ------------  ------  --------------

                                                               ACCUMULATION UNIT VALUE
                                                               -----------------------
                                                                                      ACCUMULATION
                                                                                      UNITS
                                                                BEGINNING     END OF  OUTSTANDING AT
SUBACCOUNT                                         YEAR         OF PERIOD     PERIOD  END OF PERIOD
-------------------------------------------------  -----------  ------------  ------  --------------
Wells Fargo Advantage Growth                             2009           5.22    7.40         105,185
-------------------------------------------------  -----------  ------------  ------  --------------
                                                         2008           9.10    5.22         127,038
                                                   -----------  ------------  ------  --------------
                                                         2007           7.42    9.10         107,935
                                                   -----------  ------------  ------  --------------
                                                   2006(3),(4)          7.14    7.42          69,455
                                                   -----------  ------------  ------  --------------
                                                         2005           6.66    7.14          49,558
                                                   -----------  ------------  ------  --------------
                                                       2004(2)          6.10    6.66          34,342
                                                   -----------  ------------  ------  --------------
                                                         2003           4.98    6.10          31,130
                                                   -----------  ------------  ------  --------------
                                                         2002           7.46    4.98          27,133
                                                   -----------  ------------  ------  --------------
                                                       2001(1)          8.91    7.46          12,355
                                                   -----------  ------------  ------  --------------
Wells Fargo Advantage Large Company Core                 2009           4.93    6.60          19,674
-------------------------------------------------  -----------  ------------  ------  --------------
                                                         2008           8.44    4.93          18,977
                                                   -----------  ------------  ------  --------------
                                                         2007           8.57    8.44          21,718
                                                   -----------  ------------  ------  --------------
                                                   2006(3),(4)          7.71    8.57          20,206
                                                   -----------  ------------  ------  --------------
                                                         2005           8.15    7.71          18,808
                                                   -----------  ------------  ------  --------------
                                                       2004(2)          7.79    8.15          15,808
                                                   -----------  ------------  ------  --------------
                                                         2003           6.51    7.79          12,942
                                                   -----------  ------------  ------  --------------
                                                         2002           8.64    6.51           7,817
                                                   -----------  ------------  ------  --------------
                                                       2001(1)          9.62    8.64           3,944
                                                   -----------  ------------  ------  --------------
Wells Fargo Advantage Opportunity                        2009           6.08    8.61          43,447
-------------------------------------------------  -----------  ------------  ------  --------------
                                                         2008          10.60    6.08          46,833
                                                   -----------  ------------  ------  --------------
                                                         2007          10.50   10.60          44,476
                                                   -----------  ------------  ------  --------------
                                                   2006(3),(4)          9.76   10.50          42,431
                                                   -----------  ------------  ------  --------------
                                                         2005           9.47    9.76          38,845
                                                   -----------  ------------  ------  --------------
                                                       2004(2)          8.39    9.47          37,293
                                                   -----------  ------------  ------  --------------
                                                         2003           6.35    8.39          28,498
                                                   -----------  ------------  ------  --------------
                                                         2002           9.06    6.35          23,034
                                                   -----------  ------------  ------  --------------
                                                       2001(1)          9.71    9.06           4,610
                                                   -----------  ------------  ------  --------------

                                                    ACCUMULATION UNIT VALUE
                                                    -----------------------
                                                                          ACCUMULATION
                                                                          UNITS
                                                    BEGINNING     END OF  OUTSTANDING AT
SUBACCOUNT                             YEAR         OF PERIOD     PERIOD  END OF PERIOD
-------------------------------------  -----------  ------------  ------  --------------
Wells Fargo Advantage Small Cap Value        2009          10.82   15.79         679,258
-------------------------------------  -----------  ------------  ------  --------------
                                             2008          18.25   10.82         679,946
                                       -----------  ------------  ------  --------------
                                             2007          17.21   18.25         526,833
                                       -----------  ------------  ------  --------------
                                       2006(3),(4)         15.85   17.21         452,898
                                       -----------  ------------  ------  --------------
                                             2005          14.35   15.85         329,906
                                       -----------  ------------  ------  --------------
                                           2004(2)         12.45   14.35         250,908
                                       -----------  ------------  ------  --------------
                                             2003           8.72   12.45         157,901
                                       -----------  ------------  ------  --------------
                                             2002           9.66    8.72          82,642
                                       -----------  ------------  ------  --------------
                                           2001(1)         10.10    9.66          13,385
                                       -----------  ------------  ------  --------------

(1)  For the period of July 2, 2001 (date of inception) through December 31,
     2001.

(2) For the period of March 31, 2004 (date of inception) through December 31, 2004 for Rydex | SGI High Yield (formerly Security High Yield).

(3) For the period of December 1, 2006 (date of inception) through December 31, 2006 for the American Century Strategic Allocation: Aggressive, American Century Strategic Allocation: Conservative, American Century Strategic
     Allocation: Moderate, Aston/Optimum Mid Cap, Calamos High Yield, Federated Bond, Fidelity Advisor Real Estate, Goldman Sachs Emerging Markets Equity, Goldman Sachs Government Income, Janus INTECH Risk-Managed Core (formerly Janus Adviser INTECH Risk-Managed Core), Janus Overseas (formerly Janus Adviser International Growth), Neuberger Berman Partners, PIMCO Foreign Bond (U.S. Dollar-Hedged), Prudential Jennison 20/20 Focus (formerly Jennison 20/20 Focus), Prudential Jennison Small Company (formerly Jennison Small Company), Prudential Small-Cap Core Equity (formerly Dryden Small-Cap Core Equity), Royce Opportunity, Royce Value, RS Technology, RS Value, Rydex | SGI Alpha Opportunity (formerly Security Alpha Opportunity), T. Rowe Price Capital Appreciation, and T. Rowe Price Growth Stock Subaccounts.

(4) For the period of time of January 1, 2006 through June 16, 2006 for the Security Large Cap Growth and Security Social Awareness Subaccounts. On June 16, 2006, the funds underlying these Subaccounts were reorganized into Rydex | SGI Large Cap Concentrated Growth (formerly Security Select 25) and Neuberger Berman AMT Socially Responsive Portfolio, respectively, and Contract Value allocated to these Subaccounts on that date was transferred to the Rydex | SGI Large Cap Concentrated Growth (formerly Security Select
     25) and Neuberger Berman AMT Socially Responsive Subaccounts, respectively. Accordingly, there were no accumulation unit values or outstanding units on or after June 16, 2006, for those Subaccounts.

     (5)  Effective February 20, 2009, the Security Capital Preservation
          Fund merged into the Security Diversified Income Fund, which was renamed Rydex | SGI U.S. Intermediate Bond Fund (formerly Security U.S. Intermediate Bond). Contract Value allocated to the Security Capital Preservation Subaccount on that date was transferred to the Security Diversified Income Subaccount, which was renamed Rydex | SGI U.S. Intermediate Bond Fund (formerly Security U.S. Intermediate
          Bond).

(6) Effective July 11, 2008, the Van Kampen Aggressive Growth Fund merged into the Van Kampen Mid Cap Growth Fund. The values in the table for periods prior to the merger reflect investment in the Van Kampen Aggressive Growth Fund.

(7) Effective July 25, 2008, the Security Income Opportunity Fund merged into the Rydex | SGI High Yield (formerly Security High Yield). The values in the table for periods prior to the merger reflect investment in the Security Income Opportunity Fund.

(8) Effective May 1, 2010, although their legal names will not change the Rydex and Security Funds will be marketed with the name "Rydex| SGI."

INFORMATION ABOUT THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS

SECURITY BENEFIT LIFE INSURANCE COMPANY - The Company is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950.


     On July 31, 1998, Security Benefit converted from a mutual life insurance company to a stock life insurance company controlled by Security Benefit Corporation ("SBC"), and ultimately controlled by Security Benefit Mutual Holding Company ("SBMHC"), a Kansas mutual holding company. Membership interests of persons who were Owners as of July 31, 1998 became membership interests in Security Benefit Mutual Holding Company as of that date, and persons who acquire policies from the Company after that date automatically
become members in the mutual holding company.   However, see the section
"Purchase Transaction and Demutualization" below for a discussion of the proposed demutualization of SBMHC and its impact on membership interests in SBMHC.

     The Company offers life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and all states except New York. As of the end of 2009, the Company had total assets of approximately $9.9 billion. Together with its affiliates, the Company has total funds under management of approximately $30.6 billion.

PURCHASE TRANSACTION AND DEMUTUALIZATION -- The following describes a proposed transaction (the "Transaction") affecting the Company, its parent, SBC, and SBMHC, the parent company of SBC and the ultimate parent company of the Company.

      THE TRANSACTION. On February 15, 2010, SBMHC and certain affiliates entered into a definitive purchase and sale agreement with Guggenheim SBC Holdings, LLC (the "Investor"), an investment vehicle for an investor group led by Guggenheim Partners, LLC, which is a global, independent, privately-held, diversified financial services firm with more than $100 billion in assets under supervision. Pursuant to the purchase and sale agreement, the Investor would purchase and receive a 100% ownership stake in SBC and consequently acquire control of the Company. In particular, after the closing of the Transaction, the Company would remain a direct wholly-owned subsidiary of SBC, and SBC would be a direct wholly-owned subsidiary of the Investor.

      SBMHC expects the Transaction to close late in the second or early in the third quarter of 2010, although it is subject to various conditions, including regulatory approvals, and may be delayed or terminated due to unforeseen circumstances. Under the terms of the purchase and sale agreement, as amended, absent election by SBMHC to take certain actions, the Investor may not unilaterally terminate the agreement until, at the earliest, February 28, 2011 (the "Permitted Termination Date"), unless (i) SBMHC or SBC breaches the purchase and sale agreement or any ancillary agreement such that any of the conditions to the obligation of the Investor to close the Transaction would not be met and SBMHC or SBC fails to cure such breach within 30 days after receipt of written notice of such breach from the Investor or (ii) one or more unforeseen events occur that make impossible satisfaction of the conditions to the Investor's obligation to close and the Investor is not in breach of the purchase and sale agreement or any ancillary agreement (each of (i) and (ii) an "Investor Termination Event").

      DEMUTUALIZATION AND DISSOLUTION. The Transaction, if effected, would be accompanied by the demutualization of SBMHC, pursuant to which eligible Contract owners would receive, subject to certain creditor claims that might be made against SBMHC, cash payments or policy credits (depending on their specific circumstances) in connection with the extinguishment of their SBMHC membership interests. The amount of such cash payment or policy credit is expected to be up to approximately $100 per Contract owner. Upon or after funding for or distribution of the cash payments or policy credits to its members, SBMHC would be dissolved. Completion of the demutualization is a condition to closing of the Transaction. Contract owners as of the close of business on March 2, 2010 (the "Record Date") hold membership interests in SBMHC.

     The Transaction and a related Demutualization and Dissolution Plan of SBMHC have been approved by the SBMHC Board of Directors. The Demutualization and Dissolution Plan is subject to regulatory approval by the Commissioner of Insurance of the State of Kansas (the "Commissioner") and approval by eligible Contract owners to the extent required by applicable law.

      ELIGIBILITY. Under Kansas law, owners of Contracts that are in force on the Record Date will generally be eligible to vote on the demutualization and dissolution of SBMHC and to receive consideration in the demutualization. In the case of group Contracts, generally it is the owner of the Contract who holds the membership interest in SBMHC. Therefore, participants under group Contracts, including participants who hold a certificate under a group Contract, are not members of SBMHC and thus are not eligible to vote on the demutualization and dissolution or to receive any direct consideration in the demutualization. However, to the extent that a group Contract receives consideration in the form of a policy credit, such credit will be allocated to individual participant accounts in the group.

      In addition, eligible Contract owners whose Contracts were issued in connection with a qualified plan may not receive a cash payment or policy credit in connection with the demutualization if SBMHC and the Company do not timely receive from the U.S. Department of Labor and the U.S. Internal Revenue Service certain rulings to avoid potential adverse tax consequences to those Contract owners. SBMHC expects to effect the demutualization and extinguish the membership interests even if it does not yet have the desired rulings and the Company will hold in trust any amounts due those Contract owners. If the rulings have not been received by December 31, 2010 (or such later date as may be required by the Commissioner), the amounts will be retained in the Company's General Account and will not be paid.

     IMPACT OF DEMUTUALIZATION. The demutualization would not result in any changes to the terms of the Contracts. For example, the demutualization would not affect your Contract premiums, and it would not reduce your Contract benefits. All premiums and Contract benefits would continue to be governed by the terms of your Contract and by applicable law. However, once the demutualization is completed and closes, ownership of a Contract will no longer create a membership interest in SBMHC.

      MEMBER INFORMATION BOOKLET. Owners entitled to vote on the demutualization and dissolution of SBMHC were mailed and should have received a Member Information Booklet, which is a detailed information statement regarding the Transaction, as well as a notice of a hearing on the demutualization and dissolution of SBMHC to be conducted by the Commissioner. Such Contract owners have been requested to vote on the demutualization and dissolution of SBMHC either in person or by proxy. You may obtain the complete Member Information Booklet by visiting our website at https://www.securitybenefit.com/#1294 or by contacting us at 1-800-888-2461. Among other things, the Member Information Booklet notes a number of factors that relate to the decision by SBMHC's board of directors (the "Board") to recommend the demutualization and dissolution of SBMHC (and thus, in effect, the Transaction) to its members.

      REASONS FOR THE TRANSACTION. Over the past two years, SBMHC's management and the Board considered a variety of strategic initiatives aimed at (i) better assuring that the Company's policy obligations will be met, (ii) raising significant amounts of new capital, (iii) increasing liquidity at the Company; and (iv) obtaining an investment grade financial strength rating from the various rating agencies. After exploring a number of different options, the Board concluded that the Transaction is in the best interests of the Company and its contract owners as it is expected to significantly improve the Company's financial condition by permitting the Company to operate with a stronger capital position, better prospects, and higher financial ratings and, therefore, greater assurance that the Company will fulfill its obligations to its contract owners. In particular, the Company has already received $175 million of new capital in connection with the Transaction, and approximately $175 million more is expected to be contributed to the Company's capital if the Transaction is consummated.

      The Board's initiatives were prompted by the deterioration of the Company's capital and surplus position in 2008 and 2009 due to, among other things, realized and unrealized losses on collateralized debt obligations and other investments. These losses, when combined with the impacts of lower equity markets on revenues and increased reserve requirements, resulted in a significant decline in the Company's capital and surplus of more than 50% since the middle of 2008. Moreover, in February 2009, the Company experienced downgrades in its financial strength rating, and in June 2009, the Company's financial strength rating was placed on credit watch negative. As a result of these events, SBMHC has entered into the proposed Transaction to improve the Company's financial condition, to better assure that its obligations to its contract owners will continue to be met and to mitigate regulatory concerns.

      RISK CONSIDERATIONS. As noted above, absent election by SBMHC to take certain actions, the Investor may be able to terminate the agreement upon or after the Permitted Termination Date (or earlier if an Investor Termination Event occurs). If the Transaction does not occur, then, among other things, the Company's financial condition could be impacted as follows:

o The Company would not receive the approximately $175 million of additional capital that the Transaction would provide upon closing;

o Due to the occurrence of other events that may happen if the Transaction is not consummated, the Company might (and in certain circumstances likely would) need to take certain accounting write downs and increase its reserves, which would reduce its capital, perhaps significantly; and

o The Company's financial strength ratings would likely be further downgraded, which would likely increase surrender activity, which, particularly if substantial and occurring in a short timeframe, could have a material adverse affect on the Company's liquidity, financial condition, results of operations, and prospects. A ratings downgrade could also adversely affect SBC's other businesses, which might compound these risks.

      In addition, if the Transaction does not occur, the Company could be subject to regulatory action. Over the past year, the Commissioner has been closely monitoring the Company's financial condition and efforts to secure additional capital to determine whether regulatory action is warranted or required. In the event that the Transaction is not consummated, the Commissioner might take regulatory action that could range from, at a minimum, requiring the Company to submit a risk based capital plan to, at a maximum, placing the Company in receivership, and such other action as the Commissioner deems appropriate. If the Commissioner institutes regulatory proceedings, there can be no assurance that contract owners would be paid in full or on time with respect to any policy obligations that are backed by the Company's General Account, such as amounts allocated to the Fixed Account and guarantees that exceed Contract Value (e.g., guarantees associated with the guaranteed death benefit, guaranteed minimum withdrawal benefit rider, and guaranteed minimum income benefit rider).

      The commissioner of insurance in any state in which the Company conducts business also may force the Company to stop issuing new policies or writing new contracts in that state. Such action by one commissioner could lead to similar actions by other commissioners and have a material adverse effect on the Company's business, financial condition, and results of operations. For example, even if the Transaction is completed, to the extent that any commissioner deems certain intercompany notes between the Company and SBC to be inadmissible assets, such commissioner may conclude that the Company's financial condition is inadequate and, as a result, require that the Company stop writing business within that commissioner's jurisdiction. SBMHC believes, however, that such action is much less likely if the Transaction is consummated than if it is not consummated.

      SBMHC expects, as noted above, that the Transaction will close late in the second or early in the third quarter of 2010, and, in the event of any possible delay, intends to pursue the Transaction up to and through the Permitted Termination Date (unless the purchase and sale agreement is terminated earlier by SBMHC, if it becomes permitted and elects to do so, or by the Investor due to the occurrence of an Investor Termination Event). The Company believes that during the pendency of the Transaction it has the ability to continue to operate on an independent basis and to meet contract owner obligations. If the Transaction does not occur, SBMHC will seek other capital raising or restructuring alternatives. Based on its previous efforts, however, SBMHC believes it is unlikely that it would be able to enter into an alternative transaction that would provide a sufficient amount of capital on a timely basis to ensure that the Company will be able to meet its financial obligations to contract owners for the longer term.

      IMPACT OF THE TRANSACTION ON CONTRACT OBLIGATIONS. The amounts that the Company is obligated to pay from its General Account are subject to its financial strength and claims-paying ability. In contrast, the Contract Value that you allocate to the Subaccounts is part of the assets of the Separate Account, which is segregated and cannot be charged with liabilities arising from any other business that the Company may conduct. See "Important Information About Your Benefits Under the Contract."


NEA VALUEBUILDER PROGRAM - The NEA Value-builder Program provides investment products, including the Contract, in connection with retirement plans sponsored by school districts and other employers of NEA members and individual retirement accounts established by NEA members ("NEA Valuebuilder products"). The Contract is made available under the NEA Valuebuilder Program pursuant to an agreement (the "Agreement") between the Company (and certain of its affiliates) and NEA's Member Benefits Corporation ("MBC"), a wholly-owned subsidiary of The National Education Association of the United States (the "NEA"). Certain local school districts do not allow NEA Valuebuilder products to be made available in their district; as a result, the NEA Valuebuilder Program may not be available in all districts.

     Under the Agreement:

o The Company and its affiliates have the exclusive right to offer NEA Valuebuilder products, including the Contract, under the NEA Valuebuilder Program. However, employers of NEA members are not required to make available NEA Valuebuilder products, and NEA members are not required to select products from any particular provider.

o During the term of the Agreement, MBC may not enter into arrangements with other providers of similar investment programs or otherwise promote to employers of NEA members or to NEA members any investment products that compete with NEA Valuebuilder products offered by the Company and its affiliates, except for products MBC may, subject to limitations of the Agreement, make available in the future through the members-only section of NEA's website.

o MBC promotes the NEA Valuebuilder Program to employers of NEA members and to NEA members and provides certain services in connection with the NEA Valuebuilder Program (e.g., evaluating the effectiveness of the NEA Valuebuilder Program, monitoring the satisfaction of NEA members with the NEA Valuebuilder Program, conducting quality assurance work, and providing feedback concerning customer satisfaction with the NEA Valuebuilder Program).

o MBC provides marketing and other services in connection with the NEA Valuebuilder Program.


     Pursuant to the Agreement, the Company pays MBC a fee based in part on the average assets invested in NEA Valuebuilder products under the Agreement. During the fiscal year ended December 31, 2009, the Company paid MBC approximately $500,000 per quarter. You may wish to take into account the Agreement and the fee paid to MBC when considering and evaluating any communications relating to the Contract.


     Neither the NEA nor MBC is registered as a broker-dealer or has a role in distributing the Contract or in providing any securities brokerage services. The Company and its affiliates are not affiliated with the NEA or MBC.

     MBC, an investment adviser registered with the SEC, monitors performance of investment options made available under the NEA Valuebuilder Program, including the Subaccounts. MBC evaluates and tracks such performance monthly, using independent, publicly available ranking services. MBC makes its monthly reports available to NEA members. Upon your request, MBC will deliver a copy of Part II of its Form ADV, which contains more information about how MBC evaluates and tracks performance and how the fees it receives from the Company are calculated. You may request a copy of such form by calling MBC at 1-800-637-4636.

     OTHER INFORMATION. The Contract also may be offered in certain school districts pursuant to other arrangements between the Company (and certain of its affiliates) and entities associated with the NEA. Neither the NEA nor MBC is a party to these arrangements. Under these arrangements, such entities may provide services, such as advertising and promotion, and/or may facilitate their members' access to the Contract and to other products issued by the Company and its affiliates. There also may be an understanding that these entities may make endorsements. The Company and/or certain of its affiliates may pay fees to these entities under such arrangements. You may wish to take into account these arrangements, including any fees paid, when considering and evaluating any communications relating to the Contract. For more information concerning these arrangements, please see the Statement of Additional Information.

PUBLISHED RATINGS - The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A. M. Best Company and Standard & Poor's. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/ health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

SEPARATE ACCOUNT - The Company established the Separate Account under Kansas law on June 26, 2000. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. Kansas law provides that assets in a separate account attributable to the reserves and other liabilities under a contract may not be charged with liabilities arising from any other business that the insurance company conducts if, and to the extent the contract so provides. The Contract contains a provision stating that assets held in the Separate Account may not be charged with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. The Company may transfer to its General Account assets that exceed anticipated obligations of the Separate Account. All obligations arising under the Contract are general corporate obligations of the Company. The Company may invest its own assets in the Separate Account for other purposes, but not to support contracts other than variable annuity contracts, and may accumulate in the Separate Account proceeds from Contract charges and investment results applicable to those assets.

     The Separate Account consists of accounts referred to as Subaccounts. The Contract provides that the income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Underlying Funds or in other securities or investment vehicles. See "Substitution of Investments."

     The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of the Company.

UNDERLYING FUNDS - Each Underlying Fund is an open-end management investment company of the series type and is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Underlying Funds. Each Underlying Fund pursues different investment objectives and policies.

     Shares of each Underlying Fund are available to the general public outside of an annuity or life insurance contract. If you purchase shares of these Funds directly from a broker-dealer or mutual fund company, you will not pay Contract fees or charges, but you also will not have Annuity Options available. Because of the additional Contract fees and charges, which affect Contract Value and Subaccount returns, you should refer only to performance information regarding the Underlying Funds available through us, rather than to information that may be available through alternate sources.

     Additionally, certain Underlying Funds have similar investment objectives and policies to other mutual funds managed by the same adviser. The investment results of the Underlying Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Underlying Funds will be comparable to the investment results of any other fund, even if both the Underlying Fund and the other fund are managed by the same adviser. A summary of the investment objective of each of the Underlying Funds is set forth at the end of this Prospectus. We cannot assure that any Underlying Fund will achieve its objective. More detailed information is contained in the prospectus of each Underlying Fund, including information on the risks associated with its investments and investment techniques.

     PROSPECTUSES FOR THE UNDERLYING FUNDS SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THIS PROSPECTUS BEFORE INVESTING. YOU MAY OBTAIN PROSPECTUSES FOR THE UNDERLYING FUNDS BY CONTACTING THE COMPANY.

     CERTAIN PAYMENTS THE COMPANY AND ITS AFFILIATES RECEIVE WITH REGARD TO THE UNDERLYING FUNDS. The Company (and its affiliates) may receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof. The Company negotiates these payments and thus they differ by Underlying Fund (sometimes substantially), and the amounts the Company (or its affiliates) receive may be significant. Making these payments may provide an adviser, sub-adviser, or distributor (or affiliate thereof) with increased access to the Company and its affiliates involved in the distribution of the Contract. Proceeds from these payments may be used for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract, and, in its role as an intermediary, the Underlying Funds. The Company and its affiliates may profit from these payments.

     12B-1 FEES. The Company and/or its subsidiary, Security Distributors, Inc. ("SDI"), the principal underwriter for the Contract, receive 12b-1 fees from certain of the Underlying Funds that are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and certain other variable insurance contracts issued or administered by the Company (or its affiliates). Rule 12b-1 fees are paid out of Underlying Fund assets as part of the Underlying Fund's total annual underlying fund operating expenses. Payments made out of Underlying Fund assets will reduce the amount of assets that would otherwise be available for investment, and will reduce the Underlying Funds' investment returns. Currently, the Company and SDI receive 12b-1 fees ranging from 0% to 0.50% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Fund.

     PAYMENTS FROM UNDERLYING FUND SERVICE PROVIDERS. The Company (or its affiliates) also receives payments from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds (including affiliated Underlying Funds). These payments may be derived, in whole or in part, from the investment advisory fee deducted from Underlying Fund assets. Owners, through their indirect investment in the Underlying Funds, bear the costs of these investment advisory fees (see the Underlying Funds' prospectuses for more information). These payments usually are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and to certain other variable insurance contracts issued or administered by the Company (or its affiliates). Currently, the Company and its affiliates receive payments that range from 0.05% to 0.60% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Fund. The Company may also receive payments from certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds that is a pre-determined fee and not based on the average net assets of the Contract (or other variable insurance contracts issued or administered by the Company or its affiliates) invested in the Underlying Fund.

     OTHER PAYMENTS. An Underlying Fund's adviser, sub-adviser, distributor, or affiliates may provide the Company (or its affiliates) and/or broker-dealers that sell the Contract ("selling firms") with wholesaling services to assist the Company in the distribution of the Contract, may pay the Company (or its affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may provide the Company (or its affiliates) and/or selling firms with occasional gifts, meals, tickets, or other compensation as an incentive to market the Underlying Funds and to cooperate with their promotional efforts.

     The Company receives a $15.00 annual fee payment per participant who has Contract Value allocated to the Subaccount invested in the Dreyfus Appreciation fund.

     For details about the compensation payments the Company makes in connection with the sale of the Contract, see "Sale of the Contract."


     TOTAL PAYMENTS. Currently, the Company and its affiliates, including
SDI, receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof in the form of 12b-1 fees and/or other payments that range in total from 0.25% to a maximum of 0.65% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Fund. This does not include the arrangements with certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds in which the payment is not based on the average net assets of the Contract invested in the Underlying Fund.


     SELECTION OF UNDERLYING FUNDS. The Company selects the Underlying Funds offered through the Contract based on several criteria, including asset class coverage, the strength of the investment adviser's (or sub-adviser's) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor the Company considers during the selection process is whether the Underlying Fund, its adviser, its sub-adviser, or an affiliate will make payments to the Company or its affiliates as described above. The Company also considers whether the Underlying Fund's adviser is one of its affiliates, and whether the Underlying Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contract. The Company reviews each Underlying Fund periodically after it is selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to an Underlying Fund if it determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant contract owner assets. The Company does not recommend or endorse any particular Underlying Fund, and does not provide investment advice.


SERVICES AND ADMINISTRATION - The Company has primary responsibility for all administration of the Contracts and the Variable Account. The Company has entered into an administrative services agreement with se(2), inc. ("se2"), 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby se(2) provides certain business process outsourcing services with respect to the Contracts. se(2), inc. may engage other service providers to provide certain administrative functions. se2 is an affiliate of the Company.

THE CONTRACT

GENERAL - The Company issues the Contract offered by this Prospectus. It is a flexible purchase payment deferred variable annuity. To the extent that you allocate all or a portion of your Purchase Payments to the Subaccounts, the Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than the Company. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options under which the Company will pay periodic annuity payments on a variable basis, a fixed basis or both, beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated Purchase Payments and the amount of interest credited on Contract Value that you have allocated to the Fixed Account.

     The Contract is available for purchase by an individual in connection with certain tax qualified retirement plans that meet the requirements of Section 403(b), 408 or 408A of the Internal Revenue Code ("Qualified Plan"). Certain federal tax advantages are currently available to retirement plans that qualify as annuity purchase plans of public school systems and certain tax-exempt organizations under Section 403(b). If you are purchasing the contract as an investment vehicle for a section 403(b), 408 or 408A Qualified Plan, you should consider that the Contract does not provide any additional tax advantage beyond that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.


     Note that for Contracts issued to Massachusetts residents on or after January 1, 2009, a unisex Massachusetts-approved Contract will be issued without regard to where the application was signed.


IMPORTANT INFORMATION ABOUT YOUR BENEFITS UNDER THE CONTRACT - The benefits under the Contract are paid by us from our General Account assets and/or your Contract Value held in the Separate Account. It is important that you understand that payment of benefits from the Separate Account is not guaranteed and depends upon certain factors discussed below.


     ASSETS IN THE SEPARATE ACCOUNT. Your Contract permits you to allocate Purchase Payments and Contract Value to various Subaccounts. You bear all of the investment risk for allocations to the Subaccounts. Your Contract Value in the Subaccounts is part of the assets of the Separate Account. These assets are segregated and cannot be charged with liabilities arising from any other business that we may conduct.

     ASSETS IN THE GENERAL ACCOUNT. The Contract also permits you to allocate Purchase Payments and Contract Value to the Fixed Account. Amounts allocated to the Fixed Account, plus any guarantees under the Contract that exceed your Contract Value (such as those associated with the guaranteed death benefit and any enhanced death benefits provided by rider, a guaranteed minimum withdrawal benefit rider, or a guaranteed minimum income benefit rider), are paid from our General Account. We issue other types of insurance policies and financial products as well, and we pay our obligations under these products from our assets in the General Account.

     Any amounts that we are obligated to pay under the Contract from the General Account are subject to our financial strength. An insurance company's financial strength may be affected by, among other factors, adverse market developments. Adverse market developments may result in, among other things, realized losses on General Account investments, unrealized losses on such investments (which may or may not result in accounting impairments), increased reserve requirements, and a reduction of capital both absolutely and relative to minimum, regulatory required capital (some of which are cash items and some of which are non-cash items). Adverse market developments are an inherent risk to our, and any insurer's, General Account.

     OUR RATINGS. You will find, at www.securitybenefit.com, information on ratings assigned to the Company by third-party rating organizations A.M. Best Company and Standard & Poor's. These ratings, which reflect recent downgrades and adverse market developments, are opinions of our capacity to meet the obligations of our insurance and annuity contracts based on our financial strength.

     FINANCIAL STATEMENTS. We encourage both existing and prospective Contract owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis, as required by our state regulators who oversee our financial strength and/or claims paying ability, and according to Generally Accepted Accounting Principles (GAAP). Our most recently available audited GAAP financial statements are included in the Statement of Additional Information, which is available at no charge by writing us at One Security Benefit Place, Topeka, Kansas 66636, or by calling us at 1-800-888-2461. You also may obtain our most recent quarterly and annual unaudited statutory financial statements, as well as our most recently available annual audited statutory financial statements, by calling us at 1-800-888-2461 or by visiting www.securitybenefit.com. Please note that accounting principles and rules used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from the principles and rules used to prepare GAAP financial statements, and the resulting differences may be material.

APPLICATION FOR A CONTRACT - If you wish to purchase a Contract, you may submit an application and an initial Purchase Payment to the Company, as well as any other form or information that the Company may require. The Company reserves the right to reject an application or Purchase Payment for any reason, subject to the Company's underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.

     The maximum age of an Owner or Annuitant for which a Contract will be issued is age 90. If there are Joint Annuitants, the maximum issue age will be determined by reference to the older Annuitant.


OPTIONAL RIDERS - Upon your application for the Contract, you may select one or more of the following riders; provided, however, that you may not select riders with total rider charges in excess of 1.00% if you select a 0-Year Alternate Withdrawal Charge Rider:

o     Annual Stepped Up Death Benefit;
o     Extra Credit at 4%;
o     Waiver of Withdrawal Charge;
o     0-Year or 4-Year Alternate Withdrawal Charge; or
o     Waiver of Withdrawal Charge - 15 Years or Disability.

The Company makes each rider available only at issue. You cannot change or cancel the rider(s) that you select after they are issued. A RIDER MAY NOT BE AVAILABLE IN ALL STATES. See the detailed description of each rider below.

       For information on riders that are no longer available for purchase, please see Appendix C - Riders Available for Purchase Only Prior to February 1, 2010.


     Please note that any amount that we may pay or make available under any optional rider that is in excess of Contract Value is subject to our financial strength and claims-paying ability.

ANNUAL STEPPED UP DEATH BENEFIT - This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or

3.   The Stepped Up Death Benefit.

The Stepped Up Death Benefit is the largest result for the following calculation as of the date of receipt of instructions regarding payment of the death benefit:

o The largest Contract Value on any Contract Anniversary that occurs prior to the oldest Owner attaining age 81; plus

o Any Purchase Payments received by the Company since the applicable Contract Anniversary; less

o An adjustment for any withdrawals and withdrawal charges made since the applicable anniversary. In the event of a withdrawal, the Stepped Up Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

     If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be as set forth in item 2 above.

     This rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. See the discussion under "Death Benefit."


EXTRA CREDIT - This rider makes available a Credit Enhancement, which is an amount added to your Contract Value by the Company. You may purchase this rider only at issue. A Credit Enhancement of 4% of Purchase Payments, as elected in the application, will be added to Contract Value for each Purchase Payment made in the first Contract Year. PRIOR TO FEBRUARY 1, 2010, A CREDIT ENHANCEMENT OF 3% OR 5% WAS ALSO AVAILABLE FOR ELECTION. Any Credit Enhancement will be allocated among the Subaccounts in the same proportion as your Purchase Payment.

     This rider is available only if the age of the Owner on the Contract Date is age 80 or younger. You may not select an Annuity Start Date that is prior to seven years from the effective date of the rider.


     In the event of a full or partial withdrawal, the Company will recapture all or part of any Credit Enhancement that has not yet vested. An amount equal to 1/7 of the Credit Enhancement will vest as of each anniversary of the rider's date of issue and the Credit Enhancement will be fully vested at the end of seven years from that date. The amount to be forfeited in the event of a withdrawal is equal to a percentage of the Credit Enhancement that has not yet vested. The percentage is determined for each withdrawal as of the date of the withdrawal by dividing:

1. The amount of the withdrawal, including any withdrawal charges, less the Free Withdrawal Amount, by

2.   Contract Value immediately prior to the withdrawal.

     The Company will recapture Credit Enhancements on withdrawals only to the extent that total withdrawals in a Contract Year, including systematic withdrawals, exceed the Free Withdrawal amount. The Free Withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements, made during the year and, for any subsequent Contract
Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year. In addition, the Company does not recapture Credit Enhancements on withdrawals made to pay the fees of your registered investment adviser, provided that your adviser has entered into a variable annuity adviser agreement with the Company.


      The Company may recapture Credit Enhancements in the event of a full or partial withdrawal as described above. If you exercise your right to return the Contract during the Free-Look period, your Contract Value will be reduced by the value of any Credit Enhancements applied. See "Free-Look Right." In the event of a withdrawal under the terms of the Waiver of Withdrawal Charge Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding such a withdrawal. See "Waiver of Withdrawal Charge." Death benefit proceeds may exclude all or part of any Credit Enhancements. See "Death
Benefit" and the discussions of the death benefit riders.


     The Company expects to make a profit from the charge for this rider and funds payment of the Credit Enhancements through the rider charge and the vesting schedule. The Extra Credit Rider would make sense for you only if you expect your average annual return (net of expenses of the Contract and the Underlying Funds) to exceed the applicable amount set forth in the table below, and you do not expect to make Purchase Payments to the Contract after the first Contract Year. The returns below represent the amount that must be earned each year during the seven-year period beginning on the Contract Date to break even on the rider. The rate of return assumes that all Purchase Payments are made during the first Contract Year when the Credit Enhancement is applied to Purchase Payments. If Purchase Payments are made in subsequent Contract Years, the applicable rider charge will be higher and no offsetting Credit Enhancement will be available. As a result, the rate of return required to break even would be higher.

     If your actual returns are greater than the amounts set forth below and you make no Purchase Payments after the first Contract Year, you will profit from the purchase of the rider. If your actual returns are less, for example, in a down market, or if you make additional Purchase Payments that are not eligible for the Credit Enhancement, you will be worse off than if you had not purchased the rider. Please note that the returns below are net of Contract and Underlying Fund expenses so that you would need to earn the amount in the table plus the amount of applicable expenses to break even on the rider.


INTEREST RATE   RATE OF RETURN (NET OF EXPENSES)
--------------  --------------------------------
3%*                                       -5.00%
4%                                        -1.50%
5%*                                        0.80%
--------------  --------------------------------
* Effective February 1, 2010, the 3% and 5% Credit Enhancements are no longer available for election with the Extra Credit rider.


     The Internal Revenue Code generally requires that interests in a Qualified Contract be nonforfeitable, and it is unclear whether the Credit Enhancement feature is consistent with those requirements. Consult a tax advisor before purchasing this rider as part of a Qualified Contract.


     Prior to May 1, 2010, the Company paid an additional Credit Enhancement to customers of broker-dealers that were concerned about the suitability of their customers' current contracts due to restrictions under those contracts on actively managed allocations. The Company paid the additional Credit Enhancement in connection with a Contract purchased by customers of such broker-dealers who exchanged their current contract for this Contract and paid a withdrawal charge on the exchange. When such a customer purchased a Credit Enhancement of 5%, the Company added an additional Credit Enhancement to the customer's initial Purchase Payment. The Company determined the amount of any additional Credit Enhancement by subtracting the 5% Credit Enhancement from the withdrawal charge amount assessed on the customer's exchanged annuity contract. The Company required that it be notified when a purchase was made that qualified under this provision. There was no charge for this addi-tional Credit Enhancement above the charge for the Extra Credit Rider at 5%. Any additional Credit Enhancement amount was subject to recapture in the event that the Owner exercised his or her right to return the Contract during the Free-Look period and was subject to a withdrawal charge.


WAIVER OF WITHDRAWAL CHARGE - This rider makes available a waiver of withdrawal charge in the event of your (1) total and permanent disability prior to age 65,
(2) confinement to a nursing home, or (3) terminal illness.

     The rider defines confinement to a hospital or nursing facility, as follows: (1) you have been confined to a "hospital" or "qualified skilled nursing facility" for at least 90 consecutive days prior to the date of the withdrawal; and (2) you are so confined when the Company receives the waiver request and first became so confined after the Contract Date.

     The Company defines terminal illness as follows: (1) the Owner has been diagnosed by a licensed physician with a "terminal illness"; and (2) such illness was first diagnosed after the Contract was issued.

     The Company defines disability as follows: (1) the Owner is unable, because of physical or mental impairment, to perform the material and substantial duties of any occupation for which the Owner is suited by means of education, training or experience; (2) the impairment has been in existence for more than 180 days and began before the Owner attained age 65 and after the Contract Date; and (3) the impairment is expected to result in death or be long-standing and indefinite.

     Prior to making a withdrawal pursuant to this rider, you must submit to the Company a properly completed claim form and a written physician's statement acceptable to the Company. The Company will also accept as proof of disability a certified Social Security finding of disability.

     The Company reserves the right to have a physician of its choice examine the Owner to determine if the Owner is eligible for a waiver.

     If you have also purchased the Extra Credit Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding any withdrawal pursuant to this rider. The amount of Credit Enhancements to be forfeited is a percentage determined by dividing the amount of the withdrawal by the total Purchase Payments made in the 12 months preceding the withdrawal. The maximum percentage that may be forfeited is 100% of Credit Enhancements earned during the 12 months preceding the withdrawal. Note that if you purchase the Contract with this rider after age 65, you will receive no benefit from the disability portion of this rider and the annual rider charge will remain the same.

ALTERNATE WITHDRAWAL CHARGE - This rider makesavailable an alternative withdrawal charge schedule. You may select one of the followingschedules at the time of purchase of the rider, which is available only at issue.





                        0-YEAR SCHEDULE                                    4-YEAR SCHEDULE
-------------------------------  ------------------  -------------------------------  ------------------
PURCHASE PAYMENT AGE (IN YEARS)  WITHDRAWAL CHARGE   PURCHASE PAYMENT AGE (IN YEARS)  WITHDRAWAL CHARGE
-------------------------------  ------------------  -------------------------------  ------------------
0 and over                                       0%                                1                  7%
                                                                                   2                  7%
                                                                                   3                  6%
                                                                                   4                  5%
                                                                          5 and over                  0%
-------------------------------  ------------------  -------------------------------  ------------------

If you purchase this rider, the withdrawal charge schedule above will apply in lieu of the 7-year withdrawal charge schedule described under "Contingent Deferred Sales Charge." If the 4-Year Alternate Withdrawal Charge Rider has not yet been approved in your state, you may purchase a 3-Year Alternate Withdrawal Charge Rider, which provides a withdrawal charge of 7%, 6%, 5% and 0%, respectively, based upon Purchase Payment age (in years) of 1, 2, 3 and over. If you have also purchased the Extra Credit Rider, you may forfeit all or part of any Credit Enhancement in the event of a full or partial withdrawal. See "Extra Credit.

WAIVER OF WITHDRAWAL CHARGE-15 YEARS OR DISABILITY - This Rider makes available a waiver of any withdrawal charge if at the time of withdrawal:

o    The Contract has been in force for 15 or more Contract Years; or

o The Owner has become totally and permanently disabled after the Contract Date and prior to age 65.

Effective as of the date of the first withdrawal under the terms of this Rider, no additional Purchase Payments may be made to the Contract.


RIDERS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010 - A number of other riders previously offered with the Contract are no longer available for
purchase.   Please refer to Appendix C - Riders Available For Purchase Only
Prior To February 1, 2010 for descriptions of these riders.


PURCHASE PAYMENTS - The minimum initial Purchase Payment for the purchase of a Contract is $1,000, or a combination of a smaller initial Purchase Payment that, together with payments under an Automatic Investment Program, results in total Purchase Payments by the end of the Contract Year of at least $1,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $25. The minimum subsequent Purchase Payment if you elect an Automatic Investment Program is

$25. The Company may reduce the minimum Purchase Payment requirement under certain circumstances. The Company will not accept without prior Company approval aggregate Purchase Payments in an amount that exceeds $1,000,000 under any variable annuity contract(s) issued by the Company for which you are an Owner and/or Joint Owner.

     The Company will apply the initial Purchase Payment not later than the end of the second Valuation Date after the Valuation Date it is received by the Company at its Administrative Office; provided that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment. The application form will be provided by the Company. If you submit your application and /or initial Purchase Payment to your registered representative, the Company will not begin processing the application and initial Purchase Payment until the Company receives them from your representative's broker-dealer. If the Company does not receive a complete application, the Company will hold your Purchase Payment in its General Account and will notify you that it does not have the necessary information to issue a Contract and/or apply the Purchase Payment to your Contract. If you do not provide the necessary information to the Company within five Valuation Dates after the Valuation Date on which the Company first receives the initial Purchase Payment or if the Company determines it cannot otherwise issue the Contract and/or apply the Purchase Payment to your Contract, the Company will return the initial Purchase Payment to you unless you consent to the Company retaining the Purchase Payment until the application is made complete.

     The Company will credit subsequent Purchase Payments as of the end of the Valuation Period in which they are received by the Company at its Administrative Office; however, subsequent Purchase Payments received at or after the cut-off time of 3:00 p.m. Central time will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times." Purchase Payments after the initial Purchase Payment may be made at any time prior to the Annuity Start Date, so long as the Owner is living. Subsequent Purchase Payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent Purchase Payments may be paid under an Automatic Investment Program. The initial Purchase Payment required must be paid before the Company will accept the Automatic Investment Program. If you submit a subsequent Purchase Payment to your registered representative, the Company will not begin processing the Purchase Payment until the Company receives it from your representative's broker-dealer.

     If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company also may be required to provide additional information about an Owner's account to government regulators. In addition, the Company may be required to block an Owner's account and thereby refuse to pay any request for transfers, full or partial withdrawals, or death benefits until instructions are received from the appropriate regulator.

ALLOCATION OF PURCHASE PAYMENTS - In an application for a Contract, you select the Subaccounts or the Fixed Account to which Purchase Payments will be allocated. Purchase Payments will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no Purchase Payment allocation is permitted that would result in less than $25.00 per payment being allocated to any one Subaccount or the Fixed Account. The allocations may be a whole dollar amount or a whole percentage. Available allocation alternatives include the Subaccounts and the Fixed Account.

     You may change the Purchase Payment allocation instructions by submitting a proper written request to the Company's Administrative Office. A proper change in allocation instructions will be effective upon receipt by the Company at its Administrative Office and will continue in effect until you submit a change in instructions to the Company. You may make changes in your Purchase Payment allocation and changes to an existing Dollar Cost Averaging or Asset Reallocation Option by telephone provided the proper form is completed, signed and filed at the Company's Administrative Office. Changes in the allocation of future Purchase Payments have no effect on existing Contract Value. You may, however, transfer Contract Value among the Subaccounts and the Fixed Account in the manner described in "Transfers of Contract Value."

DOLLAR COST AVERAGING OPTION - Prior to the Annuity Start Date, you may dollar cost average your Contract Value by authorizing the Company to make periodic transfers of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfers are effected. Since the price of a Subaccount's Accumulation Units will vary, the amounts transferred to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.

     An Asset Reallocation/Dollar Cost Averaging form is available upon request. On the form, you must designate whether Contract Value is to be transferred on the basis of a specific dollar amount, a fixed period or earnings only, the Subaccount or Subaccounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly or quarterly basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time. The minimum amount that may be transferred to any one Subaccount is $25.00. The Company does not require that transfers be continued over any minimum period of time, although typically dollar cost averaging would extend over a period of at least one year.

     After the Company has received an Asset Reallocation/Dollar Cost Averaging request in proper form at its Administrative Office, the Company will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts you have chosen. The Company will effect each transfer on the date you specify or if no date is specified, on the monthly or quarterly anniversary, whichever corresponds to the period selected, of the date of receipt at the Administrative Office of an Asset Reallocation/Dollar Cost Averaging request in proper form. Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under "Transfers of Contract Value."

     You may make changes to the option by writing to the Company's Administrative Office or by telephone provided the proper form is completed, signed, and filed at the Company's Administrative Office. You may instruct the Company at any time to terminate the option by written request to the Company's Administrative Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Asset Reallocation/ Dollar Cost Averaging form must be completed and sent to the Administrative Office. The Company requires that you wait at least a month (or a quarter if transfers were made on a quarterly basis) before reinstating Dollar Cost Averaging after it has been terminated for any reason. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. The Company does not currently charge a fee for this option.

     You may also dollar cost average Contract Value to or from the Fixed Account, subject to certain restrictions described under "The Fixed Account."

ASSET REALLOCATION OPTION - Prior to the Annuity Start Date, you may authorize the Company to automatically transfer Contract Value on a quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the selected period, and Asset Reallocation automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a quarterly, semiannual or annual basis, as you select. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.

     To elect this option an Asset Reallocation/Dollar Cost Averaging request in proper form must be received by the Company at its Administrative Office. An Asset Reallocation/Dollar Cost Averaging form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.

     Upon receipt of the Asset Reallocation/Dollar Cost Averaging form, the Company will effect a transfer among the Subaccounts based upon the percentages that you selected. Thereafter, the Company will transfer Contract Value to maintain that allocation on each quarterly, semiannual or annual anniversary, as applicable, of the date of the Company's receipt of the Asset Reallocation/ Dollar Cost Averaging request in proper form. The amounts transferred will be credited at the price of the Subaccount as of the end of the Valuation Date on which the transfer is effected. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under "Transfers of Contract Value."

     You may make changes to the option by writing to the Company's Administrative Office or by telephone provided the proper form is completed, signed, and filed at the Company's Administrative Office. You may instruct the Company at any time to terminate this option by written request to the Company's Administrative Office. In that event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Reallocation after it has been canceled, a new Asset Reallocation/ Dollar Cost Averaging form must be completed and sent to the Company's Administrative Office. The Company may discontinue, modify, or suspend, and reserves the right to charge a fee for the Asset Reallocation Option at any time. The Company does not currently charge a fee for this option.

     Contract Value allocated to the Fixed Account may be included in the Asset Reallocation option, subject to certain restrictions described in "Transfers and Withdrawals from the Fixed Account."

TRANSFERS OF CONTRACT VALUE - You may transfer Contract Value among the Subaccounts upon proper written request to the Company's Administrative Office both before and after the Annuity Start Date. You may make transfers (other than transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Options) by telephone if the Electronic Transfer Privilege section of the application or proper form has been completed, signed and filed at the Company's
Administrative Office. The minimum transfer amount is $25, or the amount remaining in a given Subaccount. The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.

     The Company generally effects transfers between Subaccounts at their respective Accumulation Unit values as of the close of the Valuation Period during which the transfer request is received; however, transfer requests received at or after the cut-off time of 3:00 p.m. Central time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times."

     You may also transfer Contract Value to the Fixed Account; however, transfers from the Fixed Account to the Subaccounts are restricted as described in "The Fixed Account."

     The Company reserves the right to limit the number of transfers to 14 in a Contract Year, although the Company does not limit the frequency of transfers with regard to the Dreyfus General Money Market Subaccount. The Company will so limit your transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount(s) and we believe that suspension of your electronic transfer privileges, as described below, does not adequately address your transfer activity. The Company does not assess a transfer fee on transfers.

     FREQUENT TRANSFER RESTRICTIONS. The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the Underlying Fund. These kinds of strategies and transfer activities may disrupt portfolio management of the Underlying Funds in which the Subaccounts invest (such as requiring the Underlying Fund to maintain a high level of cash or causing the Underlying Fund to liquidate investments prematurely to pay withdrawals), hurt Underlying Fund performance, and drive Underlying Fund expenses (such as brokerage and administrative expenses) higher. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, the risk exists that the Underlying Funds may suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of the affected Underlying Fund, Owners and Participants with Contract Value allocated to the corresponding Subaccount (as well as their Designated Beneficiaries and Annuitants) and long-term investors who do not generate these costs.

     The Company has in place policies and procedures designed to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount (regardless of the number of previous transfers the Owner or Participant has made during the Contract Year). In making this determination, we monitor transfers among the Subaccounts and the Fixed Account and consider, among other things, the following factors:

o    the total dollar amount being transferred;

o    the number of transfers you made within the previous 12 months;

o    transfers to and from (or from and to) the same Subaccount;

o whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and

o whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Owners in the group.


     If the Company determines that your transfer patterns among the Subaccounts and the Fixed Account are disruptive to the Underlying Funds or potentially disadvantageous to Owners and Participants, the Company may send you a letter notifying you that it is prohibiting you from making telephone transfers or other electronic transfers and instead requiring that you submit transfer requests in writing via regular U.S. mail for a disclosed period that begins on the date of the letter. However, because the Company does not apply this restriction uniformly, there is a risk that some Owners may engage in transfer activity in a manner that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants, which may have a negative impact on such other Owners and Participants.


     In addition, if you make a certain number of transfers from a Subaccount followed by a transfer to that Subaccount (or to a Subaccount followed by a transfer from that Subaccount) ("round trip transfers") during the prior 12-month period (or such shorter period as specified in the chart below,) the Company will prohibit further transfers to that Subaccount until such transfer may be made without violating the number of round trip transfers permitted (please see the chart below).


SUBACCOUNT                                                                                       NUMBER OF ROUND TRIP TRANSFERS
-----------------------------------------------------------------------------------------------  -------------------------------
Dreyfus General Money Market                                                                     Unlimited
-----------------------------------------------------------------------------------------------  -------------------------------
Calamos  Growth, Calamos  Growth and Income, Calamos  High Yield, Goldman Sachs Emerging
Markets Equity, Goldman Sachs Government Income, Invesco Basic Value, Invesco Dynamics, Invesco
Large Cap Growth, Invesco Mid Cap Core Equity, Invesco Small Cap Growth, Invesco Technology,
Neuberger Berman Core Bond, Neuberger Berman Partners, Neuberger Berman Socially Responsive,
PIMCO Foreign Bond (U.S. Dollar-Hedged), PIMCO High Yield, Rydex | SGI Global, Rydex | SGI High
Yield, Rydex | SGI Large Cap Concentrated Growth, Rydex | SGI Large Cap Core, Rydex | SGI Large
Cap Value, Rydex | SGI Mid Cap Growth, Rydex | SGI Mid Cap Value, Rydex | SGI Small Cap Growth,
Rydex | SGI U.S. Intermediate Bond, Van Kampen Comstock, Van Kampen Equity and Income, Van
Kampen Mid Cap Growth                                                                                                       4(1)
-----------------------------------------------------------------------------------------------  -------------------------------
Royce Opportunity, Royce Value                                                                                              3(1)
-----------------------------------------------------------------------------------------------  -------------------------------
American Century Equity Income, American Century Heritage, American Century International
Growth, American Century Select, American Century Strategic Allocation: Aggressive,
American Century Strategic Allocation: Conservative, American Century Strategic Allocation:
Moderate                                                                                                                    2(1)
-----------------------------------------------------------------------------------------------  -------------------------------
Aston/Optimum Mid Cap                                                                                                       2(2)
-----------------------------------------------------------------------------------------------  -------------------------------
Dreyfus Appreciation, Dreyfus Midcap Value, Dreyfus Strategic Value                                                         2(6)
-----------------------------------------------------------------------------------------------  -------------------------------
Federated Bond                                                                                                              2(1)
-----------------------------------------------------------------------------------------------  -------------------------------
Fidelity  Advisor Dividend Growth, Fidelity  Advisor Mid Cap*, Fidelity  Advisor
Real Estate, Fidelity  Advisor Value Strategies                                                                             1(2)
-----------------------------------------------------------------------------------------------  -------------------------------
Janus Adviser INTECH Risk-Managed Core, Janus Adviser International Growth,
RS Technology, RS Value, T. Rowe Price Capital Appreciation, T. Rowe Price
Growth Stock                                                                                                                1(3)
-----------------------------------------------------------------------------------------------  -------------------------------
Wells Fargo Advantage Growth, Wells Fargo Advantage Large Company Core,
Wells Fargo Advantage Opportunity, Wells Fargo Advantage Small Cap Value                                                    1(4)
-----------------------------------------------------------------------------------------------  -------------------------------
Ariel                                                                                                                       1(5)
-----------------------------------------------------------------------------------------------  -------------------------------
Prudential Jennison 20/20 Focus, Prudential Jennison Small Company**,
Prudential Small-Cap Core Equity                                                                                            1(7)
-----------------------------------------------------------------------------------------------  -------------------------------

(1) Number of round trip transfers that can be made in any 12 month period before the Company will prohibit further transfers to that Subaccount. Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.

(2) Number of round trip transfers that can be made in any 3 month period before the Company will prohibit further transfers to that Subaccount. Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.

(3) Number of round trip transfers that can be made in any 90 day period before the Company will prohibit further transfers to that Subaccount. Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.

(4) Number of round trip transfers that can be made in any 45 day period before the Company will prohibit further transfers to that Subaccount. Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.

(5) Number of round trip transfers that can be made in any 2 month period before the Company will prohibit further transfers to that Subaccount. Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.

(6) Number of round trip transfers that can be made in any 4 month period before the Company will prohibit further transfers to that Subaccount. Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.

(7) Number of round trip transfers that can be made in any 60 day period before the Company will prohibit further transfers to that Subaccount. Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.

  *You may transfer Contract Value to the Fidelity Advisor Mid Cap Subaccount only if you purchased your Contract prior to July 31, 2004.

**You may transfer Contract Value to the Jennison Small Company Subaccount only if you purchased your Contract prior to November 23, 2007.

     In addition to the Company's own frequent transfer procedures, the Underlying Funds may have adopted their own policies and procedures with respect to frequent transfer of their respective shares, and the Company reserves the right to enforce these policies and procedures. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures the Company has adopted. In particular, some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund's manager, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected.

     You should be aware that the Company currently may not have the contractual obligation or the operational capacity to apply the Underlying Funds' frequent transfer policies and procedures. However, under SEC rules, the Company is required to: (1) enter into a written agreement with each Underlying Fund or its principal underwriter that obligates the Company to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Underlying Fund.

     Managers of the Underlying Funds may contact the Company if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, the Company will take appropriate action to protect others. In particular, the Company may, and the Company reserves the right to, reverse a potentially harmful transfer. If the Company reverses a potentially harmful transfer, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original transfer was effected, and, the Company will inform the Owner in writing at his or her address of record.

     To the extent permitted by applicable law, the Company also reserves the right to reject a transfer request at any time that the Company is unable to purchase or redeem shares of any of the Underlying Funds because of any refusal or restriction on purchases or redemptions of their shares as a result of the Underlying Fund's policies and procedures on market timing activities or other potentially abusive transfers. The Company also reserves the right to implement, administer, and collect redemption fees imposed by one or more of the Underlying Funds in the future. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.

     In its sole discretion, the Company may revise its market timing procedures at any time without prior notice as the Company deems necessary or appropriate to better detect and deter programmed, frequent, or large transfers that may adversely affect other Owners, Participants, or Underlying Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Company may change its parameters to monitor for factors other than the number of "round trip transfers" into and out of particular Subaccounts. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate transfers made in two or more Contracts that it believes are connected (for example, two Contracts with the same Owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).

     The Company does not include transfers made pursuant to Dollar Cost Averaging and Asset Reallocation Options in these limitations. The Company may vary its market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. The Company may not always apply these detection methods to Subaccounts investing in Underlying Funds that, in its judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.

     Contract owners seeking to engage in programmed, frequent, or large transfer activity may deploy a variety of strategies to avoid detection. The Company's ability to detect and deter such transfer activity is limited by operational systems and technological limitations. In addition, the terms of the Contract may also limit the Company's ability to restrict or deter harmful transfers. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners, Participants, or Underlying Fund shareholders involves judgments that are inherently subjective. Accordingly, despite its best efforts, the Company cannot guarantee that its market timing procedures will detect every potential market timer, but the Company applies its market timing procedures consistently to all Owners without special arrangement, waiver, or exception, aside from allocations to the Dreyfus General Money Market Subaccount, which does not limit or restrict transfers. Because other insurance companies and/or retirement plans may invest in the Underlying Funds, the Company cannot guarantee that the Underlying Funds will not suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

     The Company does not limit or restrict transfers to or from the Dreyfus General Money Market Subaccount. As stated above, market timing and frequent transfer activities may disrupt portfolio management of the Underlying Funds, hurt Underlying Fund performance, and drive Underlying Fund expenses higher.

     Because the Company cannot guarantee that it can restrict or deter all harmful transfer activity, Owners bear the risks associated with such activity, including potential disruption of portfolio management of the Underlying Funds and potentially lower Underlying Fund performance and higher Underlying Fund expenses. In addition, there is a risk that the Company will not detect harmful transfer activity on the part of some Owners and, as a result, the Company will inadvertently treat those Owners differently than Owners it does not permit to engage in harmful transfer activity. Moreover, due to the Company's operational and technological limitations, as well as possible variations in the market timing policies of other insurance companies and/or retirement plans that may also invest in the Underlying Funds, some Owners may be treated differently than others. Consequently, there is a risk that some Owners may be able to engage in market timing while others suffer the adverse effects of such trading activities.

CONTRACT VALUE - The Contract Value is the sum of the amounts under the Contract held in each Subaccount and the Fixed Account as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.

     On each Valuation Date, the amount of Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See "Determination of Contract Value." Contract Value allocated to the Subaccounts is not guaranteed by the Company. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.

DETERMINATION OF CONTRACT VALUE - Your Contract Value will vary to a degree that depends upon several factors, including

o Investment performance of the Subaccounts to which you have allocated Contract Value,

o    Interest credited to the Fixed Account,

o    Payment of Purchase Payments,

o    The amount of any outstanding Contract Debt,

o    Full and partial withdrawals, and

o Charges assessed in connection with the Contract, including charges for any optional riders selected.

The amounts allocated to the Subaccounts will be invested in shares of the corresponding Underlying Funds. The investment performance of a Subaccount will reflect increases or decreases in the net asset value per share of the corresponding Underlying Fund and any dividends or distributions declared by the Underlying Fund. Any dividends or distributions from any Underlying Fund will be automatically reinvested in shares of the same Underlying Fund, unless the Company, on behalf of the Separate Account, elects otherwise.

     Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of an Owner's interest in a Subaccount. When you allocate Purchase Payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount, including any Credit Enhancements, allocated to the particular Subaccount by the price for the Subaccount's Accumulation Units as of the end of the Valuation Period in which the Purchase Payment is credited.

     In addition, other transactions including loans, full or partial withdrawals, transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units credited to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction. The price of each Subaccount is determined on each Valuation Date as of the close of the New York Stock Exchange, normally 3:00 p.m. Central time. Transactions received at or after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times." The price of each Subaccount may be determined earlier if trading on the New York Stock Exchange is restricted or as permitted by the SEC.

     The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.

     The price of each Subaccount's units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Underlying Fund, (2) any dividends or distributions paid by the corresponding Underlying Fund, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, (4) the minimum mortality and expense risk charge under the Contract of 0.75%, and (5) the administration charge under the Contract of 0.15%.

     The minimum mortality and expense risk charge of 0.75% and the administration charge of 0.15% are factored into the accumulation unit value or "price" of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional Riders (the "Excess Charge") on a monthly basis. Each Subaccount declares a monthly dividend and the Company deducts the Excess Charge from this monthly dividend upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly dividend is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount's monthly dividend. The Company deducts the Excess Charge only upon reinvestment of the monthly dividend and does not assess an Excess Charge upon a full or partial withdrawal from the Contract. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date. See the Statement of Additional Information for a more detailed discussion of how the Excess Charge is deducted.

CUT-OFF TIMES - Any financial transactions involving your Contract, including those submitted by telephone, must be received by us before any announced closing of the New York Stock Exchange to be processed on the current Valuation Date. The New York Stock Exchange normally closes at 3:00 p.m. Central time so financial transactions must be received by that time (the "cut-off time"). Financial transactions received at or after the applicable cut-off time will be processed on the following Valuation Date. Financial transactions include loans, transfers, full and partial withdrawals, death benefit payments, and Purchase Payments.

FULL AND PARTIAL WITHDRAWALS - An Owner may make a partial withdrawal of Contract Value, or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including a systematic withdrawal, may be taken from Contract Value at any time while the Owner is living and before the Annuity Start Date, subject to limitations under the applicable plan for Qualified
Plans and applicable law. Withdrawals (other than systematic withdrawals) after the Annuity Start Date are permitted only under Annuity Options 5, 6 and 7 (unless the Owner has elected fixed annuity payments under Option 7). See "Annuity Period" for a discussion of withdrawals after the Annuity Start Date. A full or partial withdrawal request generally will be effective as of the end of the Valuation Period that a proper Withdrawal Request form is received by the Company at its Administrative Office; however, if a Withdrawal Request form is received on a Valuation Date at or after the cut-off time of 3:00 p.m. Central time, the withdrawal will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times." A proper written request must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable.

     The proceeds received upon a full withdrawal will be the Contract's Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which a proper Withdrawal Request form is received by the Company at its Administrative Office, less any outstanding Contract Debt, any applicable withdrawal charges (if the withdrawal is made from Purchase Payments that have been held in the Contract for less than seven years), any pro rata account administration charge and any uncollected premium taxes to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See "Contingent Deferred Sales Charge," "Account Administration Charge," and "Premium Tax Charge." If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. See the discussion of vesting of Credit Enhancements under "Extra Credit." The Withdrawal Value during the Annuity Period under Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.

     The Company requires the signature of the Owner on any request for withdrawal. The Company also requires a guarantee of such signature to effect the transfer or exchange of all of the Contract, or any part of the Contract in excess of $25,000, for another investment. The signature guarantee must be provided by an eligible guarantor, such as a bank, broker, credit union, national securities exchange or savings association. Notarization is not an acceptable form of signature guarantee. The Company further requires that any request to transfer or exchange all or part of the Contract for another investment be made upon a transfer form provided by the Company which is available upon request.


     A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be at least $500 except systematic withdrawals discussed below. A request for a partial withdrawal will result in a payment by the Company of the amount specified in the partial withdrawal request less any applicable withdrawal charge, any premium tax charge and a percentage of any Credit Enhancements that have not yet vested. Alternatively, you may request that any withdrawal charge, any premium tax charge and a percentage of any unvested Credit Enhancements, be deducted from your remaining Contract Value, provided there is sufficient Contract Value available. Upon payment, your Contract Value will be reduced by an amount equal to the payment, or if you requested that any withdrawal charges be deducted from your remaining Contract Value, your Contract Value also will be reduced by the amount of any such withdrawal charge, any premium tax charge and a percentage of any Credit Enhancements that have not yet vested. See "Premium Tax Charge" and "Extra Credit." No partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account.

     If a partial withdrawal (other than a systematic withdrawal) is requested after the first Contract Year that would leave the Withdrawal Value in the Contract less than $2,000, the Company reserves the right to terminate the Contract and pay the Contract Value in one sum to the Owner. However, the Company will first notify the Owner that the Contract is subject to termination, and will only terminate the Contract if, after 90 days following the date of the notice, the Owner has not made any Purchase Payments to increase the Withdrawal Value to $2,000. No partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account.


     The Company will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts and the Fixed Account, according to the Owner's instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.


     A full or partial withdrawal, including a systematic withdrawal, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59 1/2, may be subject to a 10% penalty tax. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 403(b) of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. For more information, see "Restrictions on Withdrawals from Qualified Plans" and "Restrictions under the Texas Optional Retirement Program." The tax consequences of a withdrawal under the Contract should be carefully considered. See "Federal Tax Matters."


SYSTEMATIC WITHDRAWALS - The Company currently offers a feature under which you may select systematic withdrawals. Under this feature, an Owner may elect to receive systematic withdrawals while the Owner is living and before the Annuity Start Date by sending a properly completed Scheduled Systematic Withdrawal form to the Company at its Administrative Office. This option may be elected at any time. An Owner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts and/or Fixed Account, as a fixed period, as level payments, as a specified dollar amount, as all earnings in the Contract, or based upon the life expectancy of the Owner or the Owner and a Beneficiary. An Owner also may designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannual or annual. The Owner may stop or modify systematic withdrawals upon proper written request received by the Company at its Administrative Office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable beneficiary, if applicable.

     Each systematic withdrawal must be at least $100. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable withdrawal charge and premium tax. Contract Value will also be reduced by a percentage of any Credit Enhancements that have not yet vested. See "Extra Credit."


     If an Owner is enrolled in the Dollar Cost Averaging or Asset
Reallocation Options, the Owner may not elect to receive systematic withdrawals from any Subaccount that is part of the Dollar Cost Averaging or Asset Reallocation Options.


     In no event will payment of a systematic withdrawal exceed the Contract Value less any applicable withdrawal charges, any uncollected premium taxes, any pro rata account administration charge, and any reduction for Credit Enhancements that have not yet vested (the "Withdrawal Value"). The Contract will automatically terminate if a systematic withdrawal causes the Contract's Withdrawal Value to equal $0.

     The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal, including any applicable withdrawal charge, will be allocated to your Contract Value in the Subaccounts and the Fixed Account, as you have directed. If you do not specify the allocation, the Company will deduct the systematic withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.

     The Company may, at any time, discontinue, modify, suspend or charge a fee for systematic withdrawals. You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax which may be imposed on withdrawals made prior to the Owner attaining age 59 1/2. See "Restrictions on Withdrawals from Qualified Plans," "Restrictions under the Texas Optional Retirement Program," and "Federal Tax Matters."

FREE-LOOK RIGHT - You may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. Purchase Payments received during the Free-Look period will be allocated according to your instructions contained in the application or more recent instructions, if any. If you return your Contract during the Free-Look Period, the Company will then deem void the returned Contract and will refund to you as of the Valuation Date on which the Company receives your Contract Purchase Payments allocated to the Fixed Account (not including any Credit Enhancements if the Extra Credit Rider was in effect). The Company will also refund any Contract Value allocated to the Subaccounts based upon the value of Accumulation Units next determined after we receive your Contract, plus any charges deducted from such Contract Value, less any such Contract Value attributable to Credit Enhancements. Because the Company will deduct the current value of any Credit Enhancements from the amount of Contract Value refunded to you, the Company will bear the investment risk associated with Credit Enhancements during the Free-Look Period.


     Some states' laws require us to refund your Purchase Payments. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund the greater of: 1) Purchase Payments (not including any Credit Enhancement or Bonus Credits); or 2) Contract Value, plus any charges deducted from such Contract Value, less the Contract Value attributable to any Credit Enhancements and/or Bonus Credits.


DEATH BENEFIT - You should consider the following provisions carefully when choosing the Designated Beneficiary, Annuitant, and any Joint Annuitant, as well as before changing any of these parties. Naming different persons as Owner(s), Annuitant(s) and Designated Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it.

     If any Owner dies prior to the Annuity Start Date while this Contract is in force, the Company will calculate the death benefit proceeds payable to the Designated Beneficiary as of the Valuation Date the Company receives due proof of the Owner's death and instructions regarding payment to the Designated Beneficiary.

     If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See "Distribution Requirements." If any Owner is not a natural person, the death benefit proceeds will be calculated upon receipt of due proof of death of the Annuitant prior to the Annuity Start Date and instructions regarding payment. If the death of an Owner occurs on or after the Annuity Start Date, any death benefit will be determined according to the terms of the Annuity Option. See "Annuity Options."

     The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax. If the age of each Owner was 80 or younger on the Contract Date and an Owner dies prior to the Annuity Start Date while this Contract is in force, the amount of the death benefit will be the greater of:

1. The sum of all Purchase Payments (not including any Credit Enhancements if the Extra Credit Rider was in effect), less any reductions caused by previous withdrawals, including withdrawal charges, or

2. The Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company (less any Credit Enhancements applied during the 12 months prior to the date of the Owner's death).

     If any Owner was age 81 or older on the Contract Date, the death benefit will be as set forth in item 2 above.


     If you purchased one of the optional riders that provide an enhanced death benefit, your death benefit will be determined in accordance with the terms of the rider. See the discussion of the Annual Stepped Up Death Benefit above, as well as the discussion of the Guaranteed Growth Death Benefit; Combined Annual Stepped Up and Guaranteed Growth Death Benefit; Enhanced Death Benefit; Combined Enhanced Death Benefit and Annual Stepped Up Death Benefit; Combined Enhanced Death Benefit and Guaranteed Growth Death Benefit; Combined Enhanced Death Benefit, Annual Stepped Up Death Benefit, and Guaranteed Growth Death Benefit; and Total Protection riders in Appendix C - Riders Available for Purchase Only Prior to February 1, 2010. Your death benefit proceeds under the rider will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax, and if the proceeds are based upon Contract Value, any Credit Enhancements applied during the 12 months preceding the Owner's date of death.


     The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. However, if the Owner has completed a restricted beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form. IF THE COMPANY DOES NOT RECEIVE AT ITS ADMINISTRATIVE OFFICE WITHIN SIX MONTHS OF THE DATE OF THE OWNER'S DEATH INSTRUCTIONS REGARDING THE DEATH BENEFIT PAYMENT, THE DEATH BENEFIT WILL BE AS SET FORTH IN ITEM 2 ABOVE. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. A tax adviser should be consulted in considering Annuity Options. See "Federal Tax Matters" and "Distribution Requirements" for a discussion of the tax consequences in the event of death.

DISTRIBUTION REQUIREMENTS - For Contracts issued in connection with a Qualified Plan, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to limitations or restrictions on distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.


     Any rules permitting a spouse to continue the Contract upon the death of an owner are available only to a person who meets the definition of "spouse" under Federal law.

The Federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws.


     Please note that any death benefit we may pay that is in excess of Contract Value is subject to our financial strength and claims-paying ability.

DEATH OF THE ANNUITANT - If the Annuitant dies prior to the Annuity Start Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant's death. If a new Annuitant is not named, the Company will designate the Owner as Annuitant. On the death of the Annuitant after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death.

Charges and Deductions

CONTINGENT DEFERRED SALES CHARGE - The Company does not deduct sales charges from Purchase Payments before allocating them to Contract Value. However, except as set forth below, the Company may assess a contingent deferred sales charge (which may also be referred to as a "withdrawal charge") on a full or partial withdrawal, including systematic withdrawals, depending on how long your Purchase Payments have been held under the Contract.

     The Company will waive the withdrawal charge on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the Free Withdrawal amount. The Free Withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements, made during the year and for any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year.

     The withdrawal charge applies to the portion of any withdrawal, consisting of Purchase Payments, that exceeds the Free Withdrawal amount. For purposes of determining the withdrawal charge, withdrawals are considered to come first from Purchase Payments in the order they were received and then from earnings. The withdrawal charge does not apply to withdrawals of earnings. Free withdrawal amounts do not reduce Purchase Payments for the purpose of determining future withdrawal charges. Also, under the Guaranteed Minimum Withdrawal Benefit and Total Protection Riders, withdrawals of up to the Annual Withdrawal Amount are not subject to a withdrawal charge but reduce the Free Withdrawal amount otherwise available in that Contract Year.

     The amount of the charge will depend on how long your Purchase Payments have been held under the Contract. Each Purchase Payment you make is considered to have a certain "age," depending on the length of time since the Purchase Payment was effective. A Purchase Payment is "age one" in the year beginning on the date the Purchase Payment is received by the Company and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:

PURCHASE PAYMENT AGE   WITHDRAWAL
(IN YEARS)             CHARGE
---------------------  -----------
1                               7%
2                               7%*
3                               6%
4                               5%
5                               4%
6                               3%
7                               2%
8 and over                      0%
---------------------  -----------
*If you are a Participant in the Texas Optional Retirement Program, we will instead assess a withdrawal charge of 6.75% in year 2.

     The Company will deduct the withdrawal charge from your withdrawal payment, unless you request that the charge be deducted from remaining Contract Value and provided there is sufficient Contract Value available. In no event will the amount of any withdrawal charge, when added to such charge previously assessed against any amount withdrawn from the Contract, exceed 7% of Purchase Payments paid under the Contract. In addition, no withdrawal charge will be imposed upon:
(1) payment of death benefit proceeds; or (2) annuity options that provide for payments for life, or a period of at least seven years. The Company will assess the withdrawal charge against the Subaccounts and the Fixed Account in the same proportion as the withdrawal proceeds are allocated.

     The withdrawal charge is designed to reimburse the Company for costs and other expenses associated with the promotion and sales of the Contract, such as paying sales commissions to broker-dealers. It is expected that actual expenses will be greater than the amount of the withdrawal charge. To the extent that all sales expenses are not recovered from the charge, such expenses may be recovered from other charges, including amounts derived indirectly from the charge for mortality and expense risk.


     WAIVER OF CONTINGENT DEFERRED SALES CHARGE. The Company waived the withdrawal charge for 403(b) Contract Owners in the event his or her employment with a public K-12 school district was involuntarily terminated during the period of May 1, 2009 through May 1, 2010 due SOLELY to budget cuts or other adverse economic conditions affecting his or her school district employer. This waiver applied to withdrawals made during the first six months after the date of termination of his or her employment.

     Prior to making any withdrawal pursuant to this waiver, the Owner must have submitted to the Company's Administrative Office a copy of the termination notice from the school district, verification from the school district of the termination and the reason(s) for the termination, or other proof satisfactory to the Company. The Company reserved the right to refuse to waive the withdrawal charge at any time on a non-discriminatory basis if the Company determined that the termination did not meet the eligibility requirements set forth above.

     If the Owner purchased the Extra Credit Rider, the Company recaptured all or part of any Credit Enhancement that had not yet vested if, pursuant to this waiver, the Owner made a full or partial withdrawal that, together with total withdrawals made in a Contract Year, exceeded the Free Withdrawal Amount. See "Extra Credit."


MORTALITY AND EXPENSE RISK CHARGE - The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 0.75%, on an annual basis, of each Subaccount's average daily net assets. If you are subject to mortality and expense risk charge above the minimum charge, the Company deducts the excess amount from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value, as set forth in the table below.

CONTRACT VALUE      ANNUAL MORTALITY AND EXPENSE RISK CHARGE
------------------  -----------------------------------------
Less than $25,000                                       0.90%
------------------  -----------------------------------------
25,000 or more                                          0.75%

These amounts are also deducted during the Annuity Period. Under Options 5 and 6, the mortality and expense risk charge is calculated and deducted as described above. However, the mortality and expense risk charge is 1.25%, on an annual basis, under Options 1 through 4, 7 and 8, in lieu of the amounts set forth above, and is deducted daily. The mortality and expense risk charge is intended to compensate the Company for certain mortality and expense risks the Company assumes in offering and administering the Contracts and operating the Subaccounts.

     The expense risk is the risk that the Company's actual expenses in issuing and administering the Contract and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company's actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract.

     The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including distribution expenses. See "Determination of Contract Value" for more information about how the Company deducts the mortality and expense risk charge.

ADMINISTRATION CHARGE - The Company deducts a daily administration charge equal to an annual rate of 0.15% of each Subaccount's average daily net assets. The purpose of this charge is to compensate the Company for the expenses associated with administration of the Contract and operation of the Subaccounts.

ACCOUNT ADMINISTRATION CHARGE - The Company deducts an account administration charge of $30.00 from Contract Value at each Contract Anniversary. The Company will waive the charge if your Contract Value is $50,000 or more on the date the charge is to be deducted. The Company will deduct a pro rata account administration charge (1) upon a full withdrawal; (2) upon the Annuity Start Date if one of the Annuity Options 1 through 4, 7 or 8 is chosen; and (3) upon payment of a death benefit. This charge is not deducted during the Annuity Period if one of the Annuity Options 1 through 4, 7 or 8 is chosen. The purpose of the charge is to compensate the Company for the expenses associated with administration of the Contract.

PREMIUM TAX CHARGE - Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner's state of residence, the Annuitant's state of residence, and the insurance tax laws and the Company's status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. The Company deducts this charge when due, typically upon the Annuity Start Date or payment of a Purchase Payment. The Company may deduct premium tax upon a full withdrawal if a premium tax has been incurred and is not refundable. Currently, in Maine and Wyoming the Company deducts the premium tax from Purchase Payments applied to a Non-Qualified Plan. Those amounts are currently 2.00% and 1.00%, respectively. Partial withdrawals, including systematic withdrawals, may be subject to a premium tax charge if a premium tax is incurred on the withdrawal by the Company and is not refundable. The Company reserves the right to deduct premium taxes when due or any time thereafter. Premium tax rates currently range from 0% to 3.5%, but are subject to change by a governmental entity.

LOAN INTEREST CHARGE - The Company charges an effective annual interest rate on a loan that currently is an amount equal to the Guaranteed Rate plus 2.75% and plus the total charges for riders you have selected. The Company also will credit the amount in the Loan Account with an effective annual interest rate equal to the Guaranteed Rate. After offsetting interest credited at the Guaranteed Rate, the net cost of a loan is the interest rate charged by the Company less the amount of the Guaranteed Rate. Thus, the highest net cost of a loan you may be charged currently is 2.75%, plus the amount of any applicable rider charges.

OTHER CHARGES - The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See "Tax Status of the Company and the Separate Account" and "Charge for the Company's Taxes."

VARIATIONS IN CHARGES - The Company may reduce or waive the amount of the contingent deferred sales charge and certain other charges for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial Purchase Payment or projected Purchase Payments or the Contract is sold in connection with a group or sponsored arrangement.

OPTIONAL RIDER CHARGES - In addition to the charges and deductions discussed above, you may purchase certain optional riders under the Contract. The Company makes each rider available only at issue.


     The Company deducts a monthly charge from Contract Value for any riders elected by the Owner. The Company generally will deduct the monthly rider charge from Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect one of Annuity Options 1 through 4, 7 or 8 and will deduct the monthly rider charge for the life of the Contract if you elect Annuity Option 5 or 6. Thus the Company may deduct certain rider charges during periods where no benefits are provided or payable. The charge for the Extra Credit Rider, however, is deducted only during the seven-year period beginning on the Contract Date. The amount of each rider charge is equal to a percentage, on an annual basis, of your Contract Value. Each rider and its charge are listed below. Currently, you may not select riders with total charges in excess of 1.00% of Contract Value if you select a 0-Year Alternate Withdrawal Charge Rider

     As noted in the table, certain riders are no longer available for purchase. For more information on these riders, please see Appendix C - Riders Available for Purchase Only Prior to February 1, 2010.

TEACHER RETIREMENT SYSTEM OF TEXAS - LIMITS ON OPTIONAL RIDERS - If you are: (1) purchasing the Contract as a tax-sheltered annuity through a salary reduction arrangement; (2) an employee of a school district or an open-enrollment charter school; and (3) a member of the Teacher Retirement System of Texas, only the following riders are available for purchase:

o    Annual Stepped Up Death Benefit

o    Waiver of Withdrawal Charge

Optional Rider Expenses (as a percentage of Contract Value)
-----------------------------------------------------------------------------------------
                                                                                                             Annual
                                                                                           Interest Rate(1)  Rider Charge
                                                                                           ----------------  -------------
RIDERS AVAILABLE FOR PURCHASE WITH THE CONTRACT:
-----------------------------------------------------------------------------------------
Annual Stepped Up Death Benefit                                                                        ---           0.20%
-----------------------------------------------------------------------------------------  ----------------  -------------
Extra Credit(5)                                                                                          4%          0.55%
-----------------------------------------------------------------------------------------  ----------------  -------------
Waiver of Withdrawal Charge                                                                            ---           0.05%
-----------------------------------------------------------------------------------------  ----------------  -------------
Waiver of Withdrawal Charge - 15 Years or Disability                                                   ---           0.05%
-----------------------------------------------------------------------------------------  ----------------  -------------
Alternate Withdrawal Charge Rider(3)                                                                0-Year           0.70%
-----------------------------------------------------------------------------------------  ----------------  -------------
                                                                                                    4-Year           0.55%
-----------------------------------------------------------------------------------------  ----------------  -------------
RIDERS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010:
Guaranteed Minimum Income Benefit Rider                                                                  3%          0.15%
-----------------------------------------------------------------------------------------  ----------------  -------------
                                                                                                         5%          0.30%
-----------------------------------------------------------------------------------------  ----------------  -------------
Annual Stepped Up Death Benefit Rider                                                                  ---           0.20%
-----------------------------------------------------------------------------------------  ----------------  -------------
Guaranteed Growth Death Benefit Rider                                                                    3%          0.10%
-----------------------------------------------------------------------------------------  ----------------  -------------
                                                                                                         5%          0.20%
-----------------------------------------------------------------------------------------  ----------------  -------------
                                                                                                      6%(4)          0.25%
-----------------------------------------------------------------------------------------  ----------------  -------------
                                                                                                      7%(4)          0.30%
-----------------------------------------------------------------------------------------  ----------------  -------------
Combined Annual Stepped Up Death Benefit Rider and Guaranteed Growth Death Benefit Rider                 5%          0.25%
-----------------------------------------------------------------------------------------  ----------------  -------------
Enhanced Death Benefit Rider                                                                           ---           0.25%
-----------------------------------------------------------------------------------------  ----------------  -------------
Combined Enhanced Death Benefit Rider and Annual Stepped Up
Death Benefit Rider                                                                                    ---           0.35%
-----------------------------------------------------------------------------------------  ----------------  -------------
Combined Enhanced Death Benefit Rider and Guaranteed Growth
Death Benefit Rider                                                                                      5%          0.35%
-----------------------------------------------------------------------------------------  ----------------  -------------
Combined Enhanced Death Benefit Rider, Annual Stepped Up
Death Benefit Rider, and Guaranteed Growth Death Benefit Rider                                           5%          0.40%
-----------------------------------------------------------------------------------------  ----------------  -------------
Guaranteed Minimum Withdrawal Benefit Rider                                                            ---        0.45%(2)
-----------------------------------------------------------------------------------------  ----------------  -------------
Total Protection Rider                                                                                 ---        0.85%(2)
-----------------------------------------------------------------------------------------  ----------------  -------------
Extra Credit Rider(5)                                                                                    3%          0.40%
-----------------------------------------------------------------------------------------  ----------------  -------------
                                                                                                         5%          0.70%
-----------------------------------------------------------------------------------------  ----------------  -------------
Waiver of Withdrawal Charge Rider-10 Years or Disability                                               ---           0.10%
-----------------------------------------------------------------------------------------  ----------------  -------------
Waiver of Withdrawal Charge Rider-Hardship                                                             ---           0.15%
-----------------------------------------------------------------------------------------  ----------------  -------------
Waiver of Withdrawal Charge Rider-5 Years and Age 59 1/2                                               ---           0.20%
-----------------------------------------------------------------------------------------  ----------------  -------------

(1) Rate refers to the applicable interest rate for the Guaranteed Minimum Income Benefit Rider, the Guaranteed Growth Death Benefit Rider, the Combined Annual Stepped Up and Guaranteed Growth Death Benefit Rider, the Combined Enhanced and Guaranteed Growth Death Benefit Rider, the Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit Rider, the applicable Credit Enhancement rate for the Extra Credit Rider and the applicable withdrawal charge schedule for the Alternate Withdrawal Charge Rider.

(2) The Company may increase the Rider charge for the Guaranteed Minimum Withdrawal Benefit Rider or the Total Protection Rider only if you elect a reset; the Company guarantees the Rider charge upon reset will not exceed 1.10% for the Guaranteed Minimum Withdrawal Benefit Rider or 1.45% for the Total Protection Rider on an annual basis. Please see the discussion under "Guaranteed Minimum Withdrawal Benefit" and "Total Protection" in Appendix C - Riders Available for Purchase Only Prior to February 1, 2010. The current charge for each such Rider is used in calculating the maximum Rider charge of 1.55% (1.00% if you select a 0-Year Alternate Withdrawal Charge Rider).

(3) If the 4-Year Alternate Withdrawal Charge Rider has not been approved in a state, a 3-Year Alternate Withdrawal Charge Rider is available for a charge of 0.40%. See "Alternate Withdrawal Charge."

(4)  Not available to Texas residents.

(5) The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.

GUARANTEE OF CERTAIN CHARGES - The Company guarantees that: (1) the charge for mortality and expense risks will not exceed an annual rate of 0.90% (1.25% during the Annuity Period) of each Subaccount's average daily net assets; (2) the administration charge will not exceed an annual rate of 0.15% of each Subaccount's average daily net assets; and (3) the account administration charge will not exceed $30 per year.

UNDERLYING FUND EXPENSES - Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Underlying Fund. Each Underlying Fund's net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Underlying Fund. These fees and expenses are not deducted from the Subaccounts, but are paid from the assets of the corresponding Underlying Fund. As a result, the Owner indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in each Underlying Fund's prospectus, are not specified or fixed under the terms of the Contract, and may vary from year to year.

ANNUITY PERIOD

GENERAL - You select the Annuity Start Date at the time of application. The Annuity Start Date may not be prior to the third annual Contract Anniversary and may not be deferred beyond the Annuitant's 95th birthday, although the terms of a Qualified Plan and the laws of certain states may require that you start annuity payments at an earlier age. If you do not select an Annuity Start Date, the Annuity Start Date will be the later of the Annuitant's 70th birthday or the tenth annual Contract Anniversary. For Contracts issued in Arizona on or after September 20, 2007, if no Annuity Start Date is selected, the Annuity Start Date will be the Annuitant's 95th birthday. If you do not select an Annuity Option, annuity payments will not begin until you make a selection, which may be after the Annuity Start Date. See "Selection of an Option." If there are Joint Annuitants, the birth date of the older Annuitant will be used to determine the latest Annuity Start Date.

     On the Annuity Start Date, the proceeds under the Contract will be applied to provide an Annuity under one of the options described below. Each option is available in two forms-either as a variable Annuity for use with the Subaccounts or as a fixed Annuity for use with the Fixed Account. A combination variable and fixed Annuity is also available. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. Unless you direct otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable Annuity and proceeds derived from Contract Value allocated to the Fixed Account will be applied to purchase a fixed Annuity. The proceeds under the Contract will be equal to your Contract Value in the Subaccounts and the Fixed Account as of the Annuity Start Date, reduced by any applicable premium taxes, any outstanding Contract Debt and, for Options 1 through 4, 7 and 8, a pro rata account administration charge, if applicable.

     The Contract provides for eight Annuity Options. The Company may make other Annuity Options available upon request. Annuity payments under Annuity Options
1 through 4, 7 and 8 are based upon annuity rates that vary with the Annuity Option selected. In the case of Options 1 through 4 and 8, the annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect the Annuitant's life expectancy based upon the Annuitant's age as of the Annuity Start Date and the Annuitant's gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table with mortality improvement under projection scale G and are adjusted to reflect an assumed interest rate of 3.5%, compounded annually. In the case of Options 5 and 6 as described below, annuity payments are based upon Contract Value without regard to annuity rates.

     Annuity Options 1 through 4 and 8 provide for payments to be made during the lifetime of the Annuitant. Annuity payments under such options cease in the event of the Annuitant's death, unless the option provides for a guaranteed minimum number of payments, for example a life income with guaranteed payments of 5, 10, 15 or 20 years. The level of annuity payments will be greater for shorter guaranteed periods and less for longer guaranteed periods. Similarly, payments will be greater for life annuities than for joint and survivor annuities, because payments for life annuities are expected to be made for a shorter period.

     You may elect to receive annuity payments on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $100. If the frequency of payments selected would result in payments of less than $100, the Company reserves the right to change the frequency. For example, if you select monthly payments and your payment amount would be $75 per month, the Company could elect to change your payment frequency to quarterly as less frequent payments will result in a larger payment amount (assuming the same amount is applied to purchase the annuity).

     You may designate or change an Annuity Start Date, Annuity Option, or Annuitant, provided proper written notice is received by the Company at its Administrative Office at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be at least 30 days after the date written notice requesting a change of Annuity Start Date is received at the Company's Administrative Office.

     Once annuity payments have commenced under Annuity Options 1 through 4 and 8, an Annuitant or

Owner cannot change the Annuity Option and cannot make partial withdrawals or surrender his or her annuity for the Withdrawal Value. An Owner also cannot change the Annuity Option or make partial withdrawals or surrender his or her annuity for the Withdrawal Value if he or she has elected fixed annuity payments under Option 7. Under Annuity Options 5 and 6, an Owner may make full or partial withdrawals of Contract Value (other than systematic withdrawals), subject to any applicable withdrawal charge, premium tax charge, and pro rata account administration charge.

     If an Owner has elected variable annuity payments or a combination of variable and fixed annuity payments under Option 7, an Owner may elect to withdraw the present value of future annuity payments, commuted at the assumed interest rate, subject to a reduction for any applicable withdrawal charge and any uncollected premium tax. If the Owner elects a partial withdrawal under Option 7, future variable annuity payments will be reduced as a result of such withdrawal. The Company will make payment in the amount of the partial withdrawal requested and will reduce the amount of future annuity payments by a percentage that is equal to the ratio of (i) the partial withdrawal, plus any applicable withdrawal charge and any uncollected premium tax, over (ii) the present value of future annuity payments, commuted at the assumed interest rate. The number of Annuity Units in calculating future variable annuity payments is reduced by the applicable percentage. The tax treatment of partial withdrawals taken after the annuity starting date is uncertain. Consult a tax advisor before requesting a withdrawal after the annuity starting date. The Owner may not make systematic withdrawals under Option 7. See "Value of Variable Annuity
Payments: Assumed Interest Rate" for more information with regard to how the Company calculates variable annuity payments.

     An Owner or Annuitant may transfer Contract Value among the Subaccounts during the Annuity Period.

     The Contract specifies annuity tables for Annuity Options 1 through 4, 7 and 8, described below. The tables contain the guaranteed minimum dollar amount (per $1,000 applied) of the first annuity payment for a variable Annuity and each annuity payment for a fixed Annuity.

ANNUITY OPTIONS -

     OPTION 1 - LIFE INCOME. Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant's death occurred prior to the due date of the second annuity payment, two if death occurred prior to the due date of the third annuity payment, etc. THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS WILL CEASE UPON THE DEATH OF THE ANNUITANT REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

     OPTION 2 - LIFE INCOME WITH GUARANTEED PAYMENTS OF 5, 10, 15 OR 20 YEARS. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the Annuitant's death after the period certain, no further annuity payments will be made. If you have elected the Guaranteed Minimum Income Benefit Rider, you may apply the Minimum Income Benefit to purchase a fixed Life Income Annuity with a 10-year period certain. The annuity rates under the rider are based upon the 1983(a) projection scale G and an interest rate of 2 % in lieu of the rate described above.

     OPTION 3 - LIFE WITH INSTALLMENT OR UNIT REFUND OPTION. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Option by the amount of the first payment, annuity payments will be continued to the Designated Beneficiary until that number of payments has been made.

     OPTION 4 -
     A. JOINT AND LAST SURVIVOR. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving Annuitant at the same or a reduced level of 75%, 66 2/3% or 50% of annuity payments as elected by the Owner at the time the Annuity Option is selected. With respect to fixed annuity payments, the amount of the annuity payment, and with respect to variable annuity payments, the number of Annuity Units used to determine the annuity payment, is reduced as of the first annuity payment following the Annuitant's death. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. AS IN THE CASE OF OPTION 1, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION 4A. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

     B. JOINT AND LAST SURVIVOR WITH GUARANTEED PAYMENTS OF 5, 10, 15 OR 20 YEARS. You may also select Option 4 with guaranteed payments. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving Annuitant at the same level with the promise that if, at the death of the both Annuitants, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the last death of the Annuitants after the period certain, no further annuity payments will be made. If you have elected the Guaranteed Minimum Income Benefit Rider, you may apply the Minimum Income Benefit to purchase a fixed Joint and Last Survivor Annuity with a 10-year period certain. The annuity rates under the rider are based upon the 1983(a) mortality table with mortality improvement under projection scale G and an interest rate of 2 % in lieu of the rate described above.

     OPTION 5 - PAYMENTS FOR SPECIFIED PERIOD. Periodic annuity payments will be made for a fixed period, which may be from 5 to 20 years, as elected by the Owner. The amount of each annuity payment is determined by dividing Contract Value by the number of annuity payments remaining in the period. If, at the death of all Annuitants, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct the monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.

     OPTION 6 - PAYMENTS OF A SPECIFIED AMOUNT. Periodic annuity payments of the amount elected by the Owner will be made until Contract Value is exhausted, with the guarantee that, if, at the death of all Annuitants, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct the monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.

     OPTION 7 - PERIOD CERTAIN. Periodic annuity payments will be made for a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner. This option differs from Option 5 in that annuity payments are calculated on the basis of Annuity Units rather than as a percentage of Contract Value. If the Annuitant dies prior to the end of the period, the remaining payments will be made to the Designated Beneficiary.

     OPTION 8 - JOINT AND CONTINGENT SURVIVOR OPTION. Periodic annuity payments will be made during the life of the primary Annuitant. Upon the death of the primary Annuitant, payments will be made to the contingent Annuitant during his or her life. If the contingent Annuitant is not living upon the death of the primary Annuitant, no payments will be made to the contingent Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. AS IN THE CASE OF OPTIONS 1 AND 4A, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

     VALUE OF VARIABLE ANNUITY PAYMENTS: ASSUMED INTEREST RATE. The annuity tables in the Contract which are used to calculate variable annuity payments for Annuity Options 1 through 4, 7 and 8 are based on an "assumed interest rate" of 3 %, compounded annually. Variable annuity payments generally increase or decrease from one annuity payment date to the next based upon the performance of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the performance of the Subaccount selected is equal to the assumed interest rate, the annuity payments will remain constant. If the performance of the Subaccounts is greater than the assumed interest rate, the annuity payments will increase and if it is less than the assumed interest rate, the annuity payments will decline. A higher assumed interest rate would mean a higher initial annuity payment but the amount of the annuity payment would increase more slowly in a rising market (or the amount of the annuity payment would decline more rapidly in a declining market). A lower assumption would have the opposite effect.

     The Company calculates variable annuity payments under Options 1 through 4, 7 and 8 using Annuity Units. The value of an Annuity Unit for each Subaccount is determined as of each Valuation Date and was initially $1.00. The Annuity Unit value of a Subaccount as of any subsequent Valuation Date is determined by adjusting the Annuity Unit value on the previous Valuation Date for (1) the interim performance of the corresponding Underlying Fund; (2) any dividends or distributions paid by the corresponding Underlying Fund; (3) the mortality and expense risk and administration charges; (4) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount; and (5) the assumed interest rate.

     The Company determines the number of Annuity Units used to calculate each variable annuity payment as of the Annuity Start Date. As discussed above, the Contract specifies annuity rates for Options 1 through 4, 7 and 8 for each $1,000 applied to an Annuity Option. The proceeds under the Contract as of the Annuity Start Date, are divided by $1,000 and the result is multiplied by the rate per $1,000 specified in the annuity tables to determine the initial annuity payment for a variable annuity and the guaranteed monthly annuity payment for a fixed annuity.

     On the Annuity Start Date, the Company divides the initial variable annuity payment by the value as of that date of the Annuity Unit for the applicable Subaccount to determine the number of Annuity Units to be used in calculating subsequent annuity payments. If variable annuity payments are allocated to more than one Subaccount, the number of Annuity Units will be determined by dividing the portion of the initial variable annuity payment allocated to a Subaccount by the value of that Subaccount's Annuity Unit as of the Annuity Start Date. The initial variable annuity payment is allocated to the Subaccounts in the same proportion as the Contract Value is allocated as of the Annuity Start Date. The number of Annuity Units will remain constant for subsequent annuity payments, unless the Owner transfers Annuity Units among Subaccounts or makes a withdrawal under Option 7.

     Subsequent variable annuity payments are calculated by multiplying the number of Annuity Units allocated to a Subaccount by the value of the Annuity Unit as of the date of the annuity payment. If the annuity payment is allocated to more than one Subaccount, the annuity payment is equal to the sum of the payment amounts determined for each Subaccount.

SELECTION OF AN OPTION - You should carefully review the Annuity Options with your financial or tax adviser. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, Qualified Plans generally require that annuity payments begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 70 1/2. In addition, under a Qualified Plan, the period elected for receipt of annuity payments under Annuity Options (other than Life Income) generally may be no longer than the joint life expectancy of the Annuitant and beneficiary in the year that the Annuitant reaches age 70 1/2, and must be shorter than such joint life expectancy if the beneficiary is not the Annuitant's spouse and is more than ten years younger than the Annuitant.

THE FIXED ACCOUNT

     You may allocate all or a portion of your Purchase Payments and transfer Contract Value to the Fixed Account. Amounts allocated to the Fixed Account become part of the Company's General Account, which supports the Company's insurance and annuity obligations. The General Account is subject to regulation and supervision by the Kansas Insurance Department and is also subject to the insurance laws and regulations of other jurisdictions in which the Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account have not been registered as securities under the Securities Act of 1933 (the "1933 Act") and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. The Company has been advised that the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the Fixed Account. This disclosure, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Account. For more information regarding the Fixed Account, see "The Contract."

     Amounts allocated to the Fixed Account become part of the General Account of the Company, which consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over investment of the assets of its General Account. Please note that any amounts we guarantee in connection with the Fixed Account are subject to our financial strength and claims-paying ability.

INTEREST - Contract Value allocated to the Fixed Account earns interest at a fixed rate or rates that are paid by the Company. The Contract Value in the Fixed Account earns interest at an interest rate that is guaranteed to be at least a specified minimum rate ("Guaranteed Rate"). The Guaranteed Rate accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state. Such interest will be paid regardless of the actual investment experience of the Fixed Account. The principal, after charges and deductions, also is guaranteed. In addition, the Company may in its discretion pay interest at a rate ("Current Rate") that exceeds the Guaranteed Rate. The Company will determine the Current Rate, if any, from time to time. Because the Company may declare a Current Rate in its sole discretion, you assume the risk that interest credited to Contract Value in the Fixed Account may not exceed the Guaranteed Rate.

     Contract Value allocated or transferred to the Fixed Account will earn interest at the Guaranteed Rate (or Current Rate, if any, in effect on the date such portion of Contract Value is allocated or transferred to the Fixed Account). The Current Rate paid on any such portion of Contract Value allocated or transferred to the Fixed Account will be guaranteed for rolling periods of one or more years (each a "Guarantee Period"). The Company currently offers only Guarantee Periods of one year. Upon expiration of any Guarantee Period, a new Guarantee Period of the same duration begins with respect to that portion of Contract Value, which will earn interest at the Current Rate, if any, declared on the first day of the new Guarantee Period.

     Because the Company may, in its sole discretion, anticipate changing the Current Rate from time to time, Contract Value allocated or transferred to the Fixed Account at one point in time may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account at another point in time. For example, amounts allocated to the Fixed Account in June may be credited with a different current rate than amounts allocated to the Fixed Account in July. In addition, if Guarantee Periods of different durations are offered, Contract Value allocated or transferred to the Fixed Account for a Guarantee Period of one duration may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account for a Guarantee Period of a different duration. Therefore, at any time, various portions of your Contract Value in the Fixed Account may be earning interest at different Current Rates depending upon the point in time such portions were allocated or transferred to the Fixed Account and the duration of the Guarantee Period. The Company bears the investment risk for the Contract Value allocated to the Fixed Account and for paying interest at the Guaranteed Rate on amounts allocated to the Fixed Account.

     For purposes of determining the interest rates to be credited on Contract Value in the Fixed Account, transfers from the Fixed Account pursuant to the Dollar Cost Averaging or Asset Reallocation Options will be deemed to be taken in the following order: (1) from any portion of Contract Value allocated to the Fixed Account for which the Guarantee Period expires during the calendar month in which the withdrawal, loan, or transfer is effected; (2) then in the order beginning with that portion of such Contract Value which has the longest amount of time remaining before the end of its Guarantee Period and (3) ending with that portion which has the least amount of time remaining before the end of its Guarantee Period. For more information about transfers and withdrawals from the Fixed Account, see "Transfers and Withdrawals From the Fixed Account."

     If permitted by your Contract, the Company may discontinue accepting Purchase Payments or transfers into the Fixed Account at any time.

DEATH BENEFIT - The death benefit under the Contract will be determined in the same fashion for a Contract that has Contract Value allocated to the Fixed Account as for a Contract that has Contract Value allocated to the Subaccounts. See "Death Benefit."


CONTRACT CHARGES - Premium taxes and the account administration, optional Rider and withdrawal charges will be the same for Owners who allocate Purchase Payments or transfer Contract Value to the Fixed Account as for those who allocate Purchase Payments or transfer Contract Value to the Subaccounts. For Contract Value that is allocated to the Fixed Account, any optional rider charges are deducted from current interest. The charges for mortality and expense risks and the administration charge will not be assessed against the Fixed Account, and any amounts that the Company pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Account. In addition, you will not pay directly or indirectly the investment advisory fees and operating expenses of the Underlying Funds to the extent Contract Value is allocated to the Fixed Account; however, you also will not participate in the investment experience of the Subaccounts.


TRANSFERS AND WITHDRAWALS FROM THE FIXED ACCOUNT - You may transfer amounts from the Subaccounts to the Fixed Account and from the Fixed Account to the Subaccounts, subject to the following limitations. Transfers from the Fixed Account are allowed only (1) during the calendar month in which the applicable Guarantee Period expires, (2) pursuant to the Dollar Cost Averaging Option, provided that such transfers are scheduled to be made over a period of not less than one year, and (3) pursuant to the Asset Reallocation Option, provided that, upon receipt of the Asset Reallocation Request, Contract Value is allocated among the Fixed Account and the Subaccounts in the percentages selected by the Owner without violating the restrictions on transfers from the Fixed Account set forth in (1) above. Accordingly, if you desire to implement the Asset Reallocation Option, you should do so at a time when Contract Value may be transferred from the Fixed Account to the Subaccounts without violating the restrictions on transfers from the Fixed Account. Once you implement an Asset Reallocation Option, the restrictions on transfers will not apply to transfers made pursuant to the Option.

     The minimum amount that you may transfer from the Fixed Account to the Subaccounts is the lesser of (i) $25 or (ii) the amount of Contract Value for which the Guarantee Period expires in the calendar month that the transfer is effected. Transfers of Contract Value pursuant to the Dollar Cost Averaging and Asset Reallocation Options are not currently subject to any minimums. The Company reserves the right to limit the number of transfers permitted each Contract Year to 14 transfers, to suspend transfers and to limit the amount that may be subject to transfers. See "Transfers of Contract Value."

     If Purchase Payments are allocated (except Purchase Payments made pursuant to an Automatic Investment Program), or Contract Value is transferred, to the Fixed Account, any transfers from the Fixed Account in connection with the Dollar Cost Averaging or Asset Reallocation Options will automatically terminate as of the date of such Purchase Payment or transfer. You may reestablish Dollar Cost Averaging or Asset Reallocation by submitting a written request to the Company. However, if for any reason a Dollar Cost Averaging Option is canceled, you may only reestablish the option after the expiration of the next monthly or quarterly anniversary that corresponds to the period selected in establishing the option.

     You may also make full or partial withdrawals to the same extent as if you had allocated Contract Value to the Subaccounts. However, no partial withdrawal request will be processed which would result in the withdrawal of Contract Value from the Loan Account. See "Full and Partial Withdrawals" and "Systematic Withdrawals." In addition, to the same extent as Owners with Contract Value in the Subaccounts, the Owner of a Contract used in connection with a Qualified Plan may obtain a loan if so permitted under the terms of the Qualified Plan. See "Loans."

PAYMENTS FROM THE FIXED ACCOUNT - Full and partial withdrawals, loans, and transfers from the Fixed Account may be delayed for up to six months after a request in good order is received by the Company at its Administrative Office. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Account.

MORE ABOUT THE CONTRACT

OWNERSHIP - The Owner is the person named as such in the application or in any later change shown in the Company's records. While living, the Owner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows.

DESIGNATION AND CHANGE OF BENEFICIARY - The Designated Beneficiary is the person having the right to the death benefit, if any, payable upon the death of the Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner: the Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner's estate. The Primary Beneficiary is the individual named as such in the application or any later change shown in the Company's records. The Primary Beneficiary will receive the death benefit of the Contract only if he or she is alive on the date of death of the Owner prior to the Annuity Start Date. Because the death benefit of the Contract goes to the first person on the above list who is alive on the date of death of the Owner, careful consideration should be given to the manner in which the Contract is registered, as well as the designation of the Primary Beneficiary. The Owner may change the Primary Beneficiary at any time while the Contract is in force by written request on forms provided by the Company and received by the Company at its Administrative Office. The change will not be binding on the Company until it is received and recorded at its Administrative Office. The change will be effective as of the date this form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.

     Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions or limitations on the designation of a Beneficiary. Some qualified plans do not allow the designation of any primary beneficiary other than a spouse unless the spouse consents to such designation and the consent is witnessed by a plan representative or a notary public.

DIVIDENDS - The Contract does not share in the surplus earnings of the Company, and no dividends will be paid.

PAYMENTS FROM THE SEPARATE ACCOUNT - The Company generally will pay any full or partial withdrawal benefit or death benefit proceeds from Contract Value allocated to the Subaccounts, and will transfer Contract Value between Subaccounts or from a Subaccount to the Fixed Account within seven days after a proper request is received at the Company's Administrative Office. However, the Company can postpone the payment of such a payment or transfer of amounts from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:

o During which the New York Stock Exchange is closed other than customary weekend and holiday closings,

o During which trading on the New York Stock Exchange is restricted as determined by the SEC,

o During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or

o For such other periods as the SEC may by order permit for the protection of investors.

The Company reserves the right to delay payments of any full or partial withdrawal until all of your Purchase Payment checks have been honored by your bank.

PROOF OF AGE AND SURVIVAL - The Company may require proof of age or survival of any person on whose life annuity payments depend.

MISSTATEMENTS - If you misstate the age or sex of an Annuitant or age of the Owner, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).


LOANS - If you own a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code, you may be able to borrow money under your Contract using the Contract Value as the only security for the loan. You may obtain a loan by submitting a proper written request to the Company. Whether you can borrow money will depend on the terms of your Employer's 403(b) plan or program. If you are permitted, you may obtain a loan by submitting a proper written request to the Company. A loan must be taken and repaid prior to the Annuity Start Date. The minimum loan that may be taken is $1,000. The maximum amount of all loans on all contracts combined is generally equal to the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of the Contract Value or $10,000, whichever is greater (the $10,000 limit is not available for Contracts issued under a 403(b) Plan subject to the Employee Retirement Income Security Act of 1974 (ERISA). For loans issued under plans that are subject to ERISA, the maximum amount of all loans is the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or
(2) 50% of the Contract Value. In any case, the maximum loan balance outstanding at any time may not exceed 80% of Contract Value. Two new loans are permitted each Contract Year but only one loan can be outstanding at any time. The Internal Revenue Code requires aggregation of all loans made to an individual employee under a single employer plan. However, since the Company may have no information concerning outstanding loans with other providers, we may only be able to use information available under annuity contracts issued by us, and you will be responsible for determining your loan limits considering loans from other providers. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that loans you request comply with applicable tax requirements and to decline requests that are not in compliance. Reference should be made to the terms of your particular Employer's Plan or program for any additional loan restrictions.


     When an eligible Owner takes a loan, Contract Value in an amount equal to the loan amount is transferred from the Subaccounts and/or the Fixed Account into an account called the "Loan Account," which is an account within the Fixed Account. Amounts allocated to the Loan Account earn the minimum rate of interest guaranteed under the Fixed Account.

     Interest will be charged for the loan and will accrue on the loan balance from the effective date of any loan. The loan interest rate will be as declared from time to time by the Company and currently is equal to the Guaranteed Rate plus 2.75% and plus the total charges for riders you have selected. For example, if the Guaranteed Rate is 1% and you selected the Annual Stepped Up Death Benefit Rider with an annual charge of 0.20%, the loan interest rate is equal to 3.95%. Because the Contract Value maintained in the Loan Account (which will earn the Guaranteed Rate) will always be equal in amount to the outstanding loan balance, the net cost of a loan is the interest rate charged by the Company less the amount of the Guaranteed Rate. Thus, the highest net cost of a loan you may be charged currently is 2.75%, plus the amount of any applicable rider charges.

     Loans must be repaid within five years, unless the loan is used to acquire your principal residence, in which case the loan must be repaid within 30 years. In either event, your loan must be repaid prior to the Annuity Start Date. You must make loan repayments on at least a quarterly basis, and you may prepay your loan at any time. All loan payments must be repaid through automatic bank draft. Upon receipt of a loan payment, the Company will transfer Contract Value from the Loan Account to the Fixed Account and/or the Subaccounts according to your current instructions with respect to Purchase Payments in an amount equal to the amount by which the payment reduces the amount of the loan outstanding.

     If you do not make any required loan payment by the end of the calendar quarter following the calendar quarter in which the missed payment was due, the TOTAL OUTSTANDING LOAN BALANCE will be deemed to be in default for tax reporting purposes. The total outstanding loan balance, which includes accrued interest, will be reported as income to the Internal Revenue Service ("IRS") on form 1099-R for the year in which the default occurred. The Company may agree to extend these deadlines for late payments within any limits imposed by IRS regulations. This deemed distribution may be subject to a 10% penalty tax, which is imposed upon distributions prior to the Owner attaining age 59 1/2. Once a loan has defaulted, regularly scheduled loan payments will not be accepted by the Company. No new loans will be allowed while a loan is in default. Interest will continue to accrue on a loan in default. Contract Value equal to the amount of the accrued interest may be transferred to the Loan Account. If a loan continues to be in default, the total outstanding balance may be deducted from Contract Value on or after the Contractowner attains age 59 1/2. The Contract will terminate automatically if the outstanding loan balance of a loan in default equals or exceeds the Withdrawal Value. Contract Value will be used to repay the loan and any applicable withdrawal charges. Because of the adverse tax consequences associated with defaulting on a loan, you should carefully consider your ability to repay the loan and should consult with a tax advisor before requesting a loan.

     While the amount to secure the loan is held in the Loan Account, you forego the investment experience of the Subaccounts and the Current Rate of interest on the Fixed Account. Outstanding Contract Debt will reduce the amount of proceeds paid upon full withdrawal, upon payment of the death benefit, and upon annuitization. In addition, no partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account. If a Guaranteed Growth Death Benefit Rider or Guaranteed Minimum Income Benefit Rider is in effect, amounts allocated to the Loan Account will earn the minimum rate of interest guaranteed under the Fixed

Account for the purpose of calculating the benefit under any such Rider. Until the loan is repaid, the Company reserves the right to restrict any transfer of the Contract which would otherwise qualify as a transfer permitted in the Code.

     In the event that you elect to exchange your Contract for a contract of another company, you will need to either pay off your loan prior to the exchange or incur tax consequences in that you will be deemed to have received a taxable distribution in the amount of the outstanding loan balance.

     You should consult with your tax adviser on the effect of a loan.

     Loans are not available in certain states pending department of insurance approval. If loans are later approved by the insurance department of a state, the Company intends to make loans available to all Owners of 403(b) contracts in that state at that time, but there can be no assurance that loans will be approved. Prospective Owners should contact their agent concerning availability of loans in their state.

RESTRICTIONS ON WITHDRAWALS FROM QUALIFIED PLANS - Generally, a Qualified Plan may not provide for the distribution or withdrawal of amounts accumulated under the Plan until after a fixed number of years, the attainment of a stated age or upon the occurrence of a specific event such as hardship, disability, retirement, death or termination of employment. Therefore, if you own a Contract purchased in connection with a Qualified Plan, you may not be entitled to make a full or partial withdrawal, as described in this Prospectus, unless one of the above-described conditions has been satisfied. For this reason, you should refer to the terms of your particular Qualified Plan, the Internal Revenue Code and other applicable law for any limitation or restriction on distributions and withdrawals, including the 10% penalty tax that may be imposed in the event of a distribution from a Qualified Plan before the participant reaches age 59 1/2. See the discussion under "Tax Penalties."

     Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b). The restrictions apply to tax years beginning on or after January 1, 1989. Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement begin only after the employee (i) reaches age 59 1/2, (ii) has a severance from employment, (iii) dies, (iv) becomes disabled, or (v) incurs a hardship. Furthermore, distributions of gains attributable to such contributions accrued after December 31, 1988 may not be made on account of hardship. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, the purchase of a residence, paying certain tuition expenses, paying for funeral expenses, paying for casualty losses on your principal residence, or paying amounts needed to avoid eviction or foreclosure that may only be met by the distribution. You should also be aware that Internal Revenue Service regulations do not allow you to make any contributions to your 403(b) annuity contract for a period of six months after a hardship withdrawal.

     If you own a Contract purchased as a tax-sheltered Section 403(b) annuity contract, you will not, therefore, be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above-described conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) program, the withdrawal constraints described above would not apply to the amount transferred to the Contract designated as attributable to the Owner's December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a tax-free exchange under the Internal Revenue Code. An Owner of a Contract may be able to transfer the Contract's Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under an employer's Section 403(b) arrangement.

     Your particular Qualified Plan or 403(b) plan or program may have additional restrictions on distributions that may also be followed for your Contract. The distribution or withdrawal of amounts under a Contract purchased in connection with a Qualified Plan may result in the receipt of taxable income to the Owner or Annuitant and in some instances may also result in a penalty tax. Therefore, you should carefully consider the tax consequences of a distribution or withdrawal under a Contract and you should consult a competent tax adviser. See "Federal Tax Matters."


     If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.


RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM - If you are a Participant in the Texas Optional Retirement Program, your Contract is subject to restrictions required under the Texas Government Code. In accordance with those restrictions, you will not be permitted to make withdrawals prior to your retirement, death or termination of employment in a Texas public institution of higher education and may not receive a loan from your Contract. In addition, we may assess a different withdrawal charge on Contracts issued to Participants in the Texas Optional Retirement Program. See "Contingent Deferred Sales Charge."

FEDERAL TAX MATTERS

INTRODUCTION - The Contract described in this Prospectus is designed for use by individuals in retirement plans which are Qualified Plans under the provisions of the Internal Revenue Code ("Code"). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company's understanding of the present federal income tax laws as currently interpreted by the Internal Revenue
Service ("IRS") as of the date of this prospectus, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, a person should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF, OR TAX CONSEQUENCES ARISING FROM, ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACT. IN ADDITION, AS PROVIDED IN IRS REGULATIONS, WE INFORM YOU THAT THIS MATERIAL IS NOT INTENDED AND CANNOT BE REFERRED TO OR USED (1) TO AVOID TAX PENALTIES, OR (2) TO PROMOTE, SELL OR RECOMMEND ANY TAX PLAN OR ARRANGEMENT.

TAX STATUS OF THE COMPANY AND THE SEPARATE ACCOUNT -

     GENERAL. The Company intends to be taxed as a life insurance company under
Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.

     CHARGE FOR THE COMPANY'S TAXES. A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts or to the operations of the Company with respect to the Contract or attributable to payments, premiums, or acquisition costs under the Contract. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contract for the Company's federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contract is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company's tax status.

     Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.

     OPTIONAL BENEFIT RIDERS. It is possible that the Internal Revenue Service may take the position that fees deducted for certain optional benefit riders are deemed to be taxable distributions to you. In particular, the Internal Revenue Service may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a tax penalty if withdrawn prior to age 59 1/2. Although we do not believe that the fees associated or any optional benefit provided under the Contract should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting any optional benefit under the Contract.

QUALIFIED PLANS - The Contract may be used with Qualified Plans that meet the requirements of Section 402A, 403(b), 408 or 408A of the Code. If you are purchasing the Contract as an investment vehicle for one of these Qualified Plans, you should consider that the Contract does not provide any additional tax advantage to that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.

     The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. These Qualified Plans may permit the purchase of the Contract to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Owners, Annuitants, and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. For example, the Company may accept beneficiary designations and payment instructions under the terms of the Contract without regard to any spousal consents that may be required under the plan or the Employee Retirement Income Security Act of 1974 (ERISA). Consequently, an Owner's Beneficiary designation or elected payment option may not be enforceable.

     The amounts that may be contributed to Qualified Plans are subject to limitations that vary depending on the type of Plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or, for certain plans, could cause the Plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Although these rules have been partially suspended for distributions required for 2009, they apply to distributions required for 2008 that are not paid until 2009, and to distribution for all subsequent taxable years. Failure to comply with these rules could result in disqualification of the Plan or subject the Owner or Annuitant to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their beneficiaries. These requirements may not be incorporated into the Company's Contract administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law.

     The following are brief descriptions of the various types of Qualified Plans and the use of the Contract therewith:

     SECTION 403(B). Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of Purchase Payments from gross income for tax purposes. The Contract may be purchased in connection with a Section 403(b) annuity plan.

     Section 403(b) annuities must generally be provided under a plan that meets certain minimum participation, coverage, and nondiscrimination requirements. Each employee's interest in a retirement plan qualified under Code Section 403(b) must generally be distributed or begin to be distributed not later than April 1 of the calendar year following the later of the calendar year in which the employee reaches age 70 1/2 or retires ("required beginning date"). Periodic distributions must not extend beyond the life of the employee or the lives of the employee and a designated beneficiary (or over a period extending beyond the life expectancy of the employee or the joint life expectancy of the employee and a designated beneficiary). Distributions are generally not required for 2009.

     If an employee dies before reaching his or her required beginning date, the employee's entire interest in the plan must generally be distributed beginning before the close of the calendar year following the year of the employee's death to a designated beneficiary over the life of the beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the designated beneficiary is the employee's surviving spouse, distributions may be delayed until the employee would have reached age 70 1/2. If there is no designated beneficiary or if distributions are not timely commenced, the entire interest must be distributed by the end of the fifth calendar year following the year of death.

     If an employee dies after reaching his or her required beginning date, the employee's interest in the plan must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the employee's death.

     A Section 403(b) annuity contract may be purchased with employer contributions, employee contributions or a combination of both. An employee's rights under a Section 403(b) contract attributable to employee contributions must be nonforfeitable. The contribution limit is similar to the limits on contributions to other qualified retirement plans and depends upon, among other things, whether the annuity contract is purchased with employer or employee contributions.

     Amounts used to purchase Section 403(b) annuities generally are excludable from the taxable income of the employee. As a result, all distributions from such annuities are normally taxable in full as ordinary income to the employee. However, employee salary reduction contributions can be made to certain 403(b) annuities on an after-tax basis. See Roth 403(b) below.


     A Section 403(b) annuity contract must prohibit the distribution of employee contributions (including earnings thereon) until the employee: (i) attains age 59 1/2; (ii) has a severance from employment; (iii) dies; (iv) becomes disabled; or (v) incurs a financial hardship (earnings may not be distributed in the event of hardship). Additional restrictions may be imposed by a particular 403(b) Plan or program. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance.


     Distributions from a Section 403(b) annuity contract may be eligible for a tax-free rollover to another eligible retirement plan, including an individual retirement account or annuity (IRA). See "Rollovers."

     ROTH 403(B). Employees eligible to make elective salary reduction contributions to a 403(b) annuity contract may designate their elective contributions as "Roth contributions" under Code Section 402A, if the employer agrees to treat the contributions as Roth contributions under the employer's 403(b) plan. Roth contributions may be made to this Contract in most states.

     Unlike regular or "traditional" 403(b) contributions, which are made on a pre-tax basis, Roth contributions are made after-tax and must be reported by the employer as currently taxable income of the employee. The employee must specifically designate the contributions as Roth contributions at the time they are made. Roth contributions are always full vested.

     Although Roth contributions are made on an after-tax basis, if they are held in the Contract until certain conditions are met, a contract distribution may be a "qualifying distribution" and the income that is earned on the contributions will never be subject to federal income taxes. If a distribution is not qualifying, the income earned on the Roth contributions is subject to federal income taxes when distributed.

     Roth contributions may be made up to the same elective contribution limits as apply to a traditional 403(b) contract. If the employee makes elective contribution to both types of contract, the one contribution limit will apply to the total of all contributions, both Roth and traditional. Other types of employer contributions, such as matching contributions or non-elective contributions, can not be made to a Roth contract or account, although they may be made to other accounts in the plan or program.

     Roth contributions are held in a separate Roth account in the Contract and separate records are kept for earnings in the Roth account. Although amounts in a Roth account are subject to the same distribution restrictions, loan limits, and required minimum distribution rules as traditional 403(b) contributions (including lifetime required minimum distributions), the Company may impose special rules on distributions from Roth accounts and may restrict or forbid loans from Roth accounts.

     Distributions from a Roth 403(b) qualified account may be eligible for a tax-free rollover to another eligible retirement plan, including a Roth IRA. See "Rollovers."

     SECTION 408. TRADITIONALINDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities ("traditional IRAs"). The Contract may be purchased as a traditional IRA. The IRAs described in this section are called "traditional IRAs" to distinguish them from "Roth IRAs," which are described below.

     IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) the lesser of 100% of the individual's taxable compensation or $5,000.


     Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $1,000 for each tax year. However, if the individual is covered by an employer-sponsored retirement plan, the amount of IRA contributions the individual may deduct in a year may be reduced or eliminated based on the individual's adjusted gross income for the year ($89,000 for a married couple filing a joint return and $56,000 for a single taxpayer in 2010). If the individual's spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $167,000 and $177,000. Nondeductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.


     Sale of the Contract for use with traditional IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement that accompanies this Prospectus.

     In general, traditional IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under
Section 403(b) of the Code; however, the required beginning date for traditional IRAs is generally the date that the contract owner reaches age 70 1/2 the contract owner's retirement date, if any, will not affect his or her required beginning date. Distributions are generally not required for 2009. See "Section 403(b)." Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual's income is the amount of the distribution that bears the same ratio as the individual's nondeductible contributions bears to the expected return under the IRA.

     Distributions of deductible, pre-tax contributions and earnings from a traditional IRA may be eligible for a tax-free rollover to any kind of eligible retirement plan, including another traditional IRA. A distribution of non-deductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA. See "Rollovers."


     SECTION 408A. ROTH IRAS. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. The regular contribution limits are phased out for taxpayers with $105,000 to $120,000 in adjusted gross income ($167,000 to $177,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA. Distributions from Roth 403(b) plans can be rolled over to a Roth IRA regardless of income.


     Regular contributions to a Roth IRA are not deductible, and rollovers and conversions from other retirement plans are taxable when completed (with a special rule to spread out the income for 2010 rollovers and conversions to 2011 and 2012), but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. Rollovers of Roth contributions were already taxed when made and are not generally subject to tax when rolled over to a Roth IRA. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the IRS. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the IRS or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contractowner's lifetime. Generally, however, the amount remaining in a Roth IRA after the Contract-owner's death must begin to be distributed by the end of the first calendar year after death, and made in amounts that satisfy IRS required minimum distribution regulations. a beneficiary's life expectancy. Distributions are generally not required for 2009. If there is no beneficiary, or if the beneficiary elects to delay distributions, the account must be distributed by the end of the fifth full calendar year after death of the Contractowner (sixth year if 2009 is one of the years included).

     ROLLOVERS. A "rollover" is the tax-free transfer of a distribution from one "eligible retirement plan" to another. Distributions which are rolled over are not included in the employee's gross income until some future time.


     If any portion of the balance to the credit of an employee in a Section 403(b) plan (other than Roth sources) is paid in an "eligible rollover distribution" and the payee transfers any portion of the amount received to an eligible retirement plan, then the amount so transferred is not includable in income. Also, pre-tax distributions from an IRA may be rolled over to another kind of eligible retirement plan. An "eligible rollover distribution" generally means any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten years. In addition, a required minimum distribution, and certain corrective distributions, will not qualify as an eligible rollover distribution. A rollover must be made directly between plans or indirectly within 60 days after receipt of the distribution.

     For an employee (or employee's spouse or former spouse as beneficiary or alternate payee), an "eligible retirement plan" will be another Section 403(b) plan, a qualified retirement plan, a governmental deferred compensation plan under Section 457(b), or a traditional individual retirement account or annuity described in Code Section 408. For a non-spouse beneficiary, an "eligible retirement plan" is an IRA established by the direct rollover.


     For a Roth 403(b) account, a rollover, including a direct rollover, can only be made to a Roth IRA or to the same kind of account in another plan (such as a Roth 403(b) to a Roth 403(b), but not a Roth 403(b) to a Roth 401(k)) or to a Roth IRA. Anyone attempting to rollover Roth 403(b) contributions should seek competent tax advice.

     A Section 403(b) plan must generally provide a participant receiving an eligible rollover distribution, the option to have the distribution transferred directly to another eligible retirement plan.

     TAX PENALTIES. PREMATURE DISTRIBUTION TAX. Distributions from a 403(b) plan or IRA before the participant reaches age 59 1/2 are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii) attributable to the employee's disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary and (except for IRAs) which begin after the employee terminates employment; (iv) made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution; (vii) that are rolled over or transferred in accordance with Code requirements; (viii) made as a qualified reservist distribution; or
(ix) that are transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree.

     The exception to the 10% penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10% penalty tax to pay health insurance premiums in certain cases. There are two additional exceptions to the 10% penalty tax on withdrawals from IRAs before age 59 1/2: withdrawals made to pay "qualified" higher education expenses and withdrawals made to pay certain "eligible first-time home buyer expenses."

     MINIMUM DISTRIBUTION TAX. If the amount distributed from a Qualified Contract is less than the minimum required distribution for the year, the participant is subject to a 50% tax on the amount that was not properly distributed. The value of any enhanced death benefits or other optional contract provisions such as the Guaranteed Minimum Income Benefit may need to be taken into account when calculating the minimum required distribution. Consult a tax advisor.

     WITHHOLDING. Periodic distributions (e.g., annuities and installment payments) from a Qualified Contract that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.

     Eligible rollover distributions from a Qualified Plan (other than IRAs) are generally subject to mandatory 20% income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible retirement plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.

     The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.

OTHER TAX CONSIDERATIONS -

     FEDERAL ESTATE TAXES. While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

     GENERATION-SKIPPING TRANSFER TAX. Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require the Company to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.


       ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES IN 2010. In 2001, Congress enacted the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"), which eliminated the estate tax (but not the gift tax) and replaced it with a carryover basis income tax regime for estates of decedents dying in 2010, and also eliminated the generation-skipping transfer tax for transfers made in 2010. Beginning in 2011, however, EGTRRA allowed the estate, gift and generation-skipping transfer taxes to return to their pre-EGTRRA form. Moreover, it is possible that Congress may enact legislation reinstating the estate and generation-skipping transfer taxes for 2010, possibly on a retroactive basis. The uncertainty as to future estate, gift and generation-skipping transfer taxes underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.


     ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

     FOREIGN TAX CREDITS. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.


      MEDICARE TAX. Beginning in 2013, distributions from non-qualified annuity contracts will be considered "investment income" for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a tax advisor for more information.

OTHER INFORMATION

VOTING OF UNDERLYING FUND SHARES - The Company is the legal owner of the shares of the Underlying Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Underlying Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Underlying Funds on matters requiring shareholder voting under the 1940 Act. In accordance with its view of presently applicable law, the Company will exercise its voting rights based on instructions received from persons having the voting interest in corresponding Subaccounts. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Funds in its own right, it may elect to do so.

     The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular Underlying Fund as to which voting instructions may be given to the Company is determined by dividing your Contract Value in the corresponding Subaccount on a particular date by the net asset value per share of the Underlying Fund as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Underlying Fund for determining shareholders eligible to vote at the meeting of the Underlying Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Underlying Funds. Voting instructions may be cast in person or by proxy.

     It is important that each Owner provide voting instructions to the Company because we vote all Underlying Fund shares proportionately in accordance with instructions received from Owners. This means that the Company will vote shares for which no timely voting instructions are received in the same proportion as those shares for which we do receive voting instructions. As a result, a small number of Owners may control the outcome of a vote. The Company will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Owners, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.

SUBSTITUTION OF INVESTMENTS - The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, substitutions for, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. If shares of any or all of the Underlying Funds should no longer be available for investment, or if the Company management believes further investment in shares of any or all of the Underlying Funds should become inappropriate in view of the purposes of the Contract, the Company may substitute shares of another Underlying Fund or of a different fund for shares already purchased, or to be purchased in the future under the Contract. Substituted fund shares may have higher fees and expenses. The Company may also purchase, through the Subaccount, other securities for other classes of contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners.

     In connection with a substitution of any shares attributable to an Owner's interest in a Subaccount or the Separate Account, the Company will, to the extent required under applicable law, provide notice, seek Owner approval, seek prior approval of the SEC, and comply with the filing or other procedures established by applicable state insurance regulators.

     The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Underlying Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. The Company may establish new Subaccounts in its sole discretion, and will determine whether to make any new Subaccount available to existing Owners. The Company may also eliminate or combine one or more Subaccounts to all or only certain classes of Owners if, in its sole discretion, marketing, tax, or investment conditions so warrant.

     Subject to compliance with applicable law, the Company may transfer assets to the General Account. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of the Separate Account or any Subaccount to another separate account or Subaccount.

     In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

CHANGES TO COMPLY WITH LAW AND AMENDMENTS - The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provi-sions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.

REPORTS TO OWNERS - The Company will send you annually a statement setting forth a summary of the transactions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the statement will indicate the allocation of Contract Value among the Fixed Account and the Subaccounts and any other information required by law. The Company will also send confirmations upon Purchase Payments, transfers, loans, loan repayments, and full and partial withdrawals. The Company may confirm certain transactions on a quarterly basis. These transactions include purchases under an Automatic Investment Program, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.

     You will also receive annual and semiannual reports containing financial statements for those Underlying Funds corresponding to the Subaccounts to which you have allocated your Contract Value. Such reports will include a list of the portfolio securities of the Underlying Fund, as required by the 1940 Act, and/or such other reports as may be required by federal securities laws.

ELECTRONIC PRIVILEGES - If the Electronic Privileges section of the application or the proper form has been completed, signed, and filed at the Company's Administrative Office, you may (1) request a transfer of Contract Value and make changes in your Purchase Payment allocation and to an existing Dollar Cost Averaging or Asset Reallocation option by telephone; (2) request a transfer of Contract Value electronically via facsimile; and (3) request transfer of Contract Value through the Company's Internet web site. If you elect Electronic Privileges, you automatically authorize your financial representative to make transfers of Contract Value and changes in your Purchase Payment allocation or Dollar Cost Averaging or Asset Allocation option, on your behalf.

     Any telephone or electronic device, whether it is the Company's, yours, your service provider's, or your registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the Company's processing of your transfer request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Administrative Office.

     The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions provided it complies with its procedures. The Company's procedures require that any person requesting a transfer by telephone provide the account number and the Owner's tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), or are otherwise unavailable, you may not be able to request transfers by telephone and would have to submit written requests.

     By authorizing telephone transfers, you authorize the Company to accept and act upon telephonic instructions for transfers involving your Contract. There are risks associated with telephone transactions that do not occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. You agree that neither the Company, any of its affiliates, nor any Underlying Fund, will be liable for any loss, damages, cost, or expense (including attorneys' fees) arising out of any telephone requests; provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising from the telephone transfer privilege. The Company may discontinue, modify, or suspend the telephone transfer privilege at any time.

STATE VARIATIONS - The Prospectus and Statement of Additional Information provide a general description of the Contract. Certain provisions of your contract may be different than the general description in this Prospectus and the Statement of Additional Information, and certain riders, endorsements, and options may not be available, because of legal restrictions in your state. Your actual contract and any endorsements or riders are the controlling documents. Your registered representative can provide specific information that may be applicable to your state. If you would like to review a copy of your contract and its endorsements and riders, if any, contact the Company's Administrative Office.

LEGAL PROCEEDINGS - The Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no legal proceedings pending or threatened to which the Company or the Separate Account is a party that are reasonably likely to materially affect the Separate Account or the Company's ability to meet its obligations under the Contract.


     The Company and Security Distributors, Inc., the principal underwriter of the Contract ("SDI"), have been named, among several others, as defendants in a class action filed in federal court in the Western District of

Washington, captioned as Daniels-Hall et al., v. National Education Association, et al., No. C 07-5339 RBL, challenging under the Employee Retirement Income Security Act of 1974 (ERISA) payments made by the Company to MBC under the NEA Valuebuilder Program. The other defendants include other affiliates of the Company and, unaffiliated companies, and individuals. Plaintiffs claim that all of the defendants, among other things, failed to prudently and loyally manage plan assets, failed to provide complete and accurate information, engaged in prohibited transactions, and breached their fiduciary duty under ERISA in connection with the payments described above. The Company and the other defendants filed motions to dismiss the complaint based primarily on the grounds that ERISA does not apply to the matters alleged in the complaint. The District Court granted defendants' motion to dismiss. The plaintiffs appealed to the Ninth Circuit Court of Appeals. The Court conducted oral argument on July 10, 2009. Thereafter, the Court requested an amicus curiae brief from the United Sates Department of Labor with respect to the issues on appeal. The Department of Labor submitted its brief on September 4, 2009. The matter is pending decision by the Ninth Circuit Court of Appeals. The Company does not believe that the class action claims have merit and intends to continue to defend against the claims vigorously. The Company does not believe that these claims are likely to have a material adverse effect on SDI's ability to perform its duties as principal underwriter of the Contract.


SALE OF THE CONTRACT - The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering.

     PRINCIPAL UNDERWRITER. The Company has entered into a principal underwriting agreement with its subsidiary, Security Distributors, Inc. ("SDI"), for the distribution and sale of the Contract. SDI's home office is located at One Security Benefit Place, Topeka, Kansas 66636-0001. SDI, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (FINRA), formerly known as NASD, Inc.


     SDI does not sell the Contract directly to purchasers. The Contract is offered to the public through registered representatives of broker-dealers that have entered into selling agreements with the Company and SDI for the sale of the Contract (collectively, "Selling Broker-Dealers"). Registered representatives must be licensed as insurance agents by applicable state insurance authorities and appointed agents of the Company in order to sell the Contract. The Company pays commissions to Selling Broker-Dealers on behalf of SDI. During fiscal years 2009, 2008, and 2007, the commission amounts paid in connection with all Contracts sold through the Separate Account were $8,803,783, $30,575,504, and $56,968,135 respectively. The Company on behalf of SDI pays commissions to Selling Broker-Dealers for their sales, and SDI does not retain any portion of commissions in return for its services as principal underwriter for the Contract. However, the Company may pay some or all of SDI's operating and other expenses, including the following sales expenses: compensation and bonuses for SDI's management team, advertising expenses, and other expenses of distributing the Contract. In addition, the Company pays SDI an annual payment of 0.75% of all Purchase Payments received under variable annuity contracts issued by the Company to support SDI's ongoing operations.


     SELLING BROKER-DEALERS. The Company pays commissions to all Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. The Company may use any of its corporate assets to pay commissions and other costs of distributing the Contract, including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contract. Commissions and other incentives or payments described below are not charged directly to Owners or the Separate Account. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract or from its General Account.

     COMPENSATION PAID TO ALL SELLING BROKER-DEALERS. The Company pays commissions as a percentage of initial and subsequent Purchase Payments at the time it receives them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of commissions may vary depending on the selling agreement, the Company does not expect commissions to exceed 6% of aggregate Purchase Payments (if compensation is paid as a percentage of Purchase Payments) and 0.25% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). The Company also pays non-cash compensation in connection with the sale of the Contract, including conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. The Company may periodically establish commission specials; however, unless otherwise stated, commissions paid under these specials will not exceed an additional 1% of aggregate Purchase Payments.

     The registered representative who sells you the Contract typically receives a portion of the compensation the Company pays to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. ASK YOUR REGISTERED REPRESENTATIVE FOR FURTHER INFORMATION ABOUT WHAT HE OR SHE AND THE SELLING BROKER-DEALER FOR WHOM HE OR

SHE WORKS MAY RECEIVE IN CONNECTION WITH YOUR PURCHASE OF A CONTRACT.

     ADDITIONAL COMPENSATION PAID TO SELECTED SELLING BROKER-DEALERS. In addition to ordinary commissions and non-cash compensation, the Company may pay additional compensation to selected Selling Broker-Dealers. These payments may be: (1) trail commissions or persistency payments, which are periodic payments based on contract values of the Company's variable insurance contracts (including Contract Values of the Contract) or other persistency standards; (2) preferred status fees (which may be in the form of a higher percentage of ordinary commission) paid to obtain preferred treatment of the Contract in Selling Broker-Dealers' marketing programs, including enhanced marketing services and increased access to their registered representatives; (3) one-time bonus payments for their participation in sales promotions with regard to the Contract; (4) periodic bonus payments calculated as a percentage of the average contract value of the Company's variable insurance contracts (including the Contract) sold by the Selling Broker-Dealer during the calendar year of payment;
(5) reimbursement of industry conference fees paid to help defray the costs of sales conferences and educational seminars for the Selling Broker-Dealers' registered representatives; and (6) reimbursement of Selling Broker-Dealers for expenses incurred by the Selling Broker-Dealer or its registered representatives in connection with client seminars or similar prospecting activities conducted to promote sales of the Contract.


     The following list sets forth the names of the top fifteen Selling Broker-Dealers that received additional compensation from the Company in 2009 in connection with the sale of its variable annuity contracts, variable life insurance policies, and other insurance products (including the Contract):
PlanMember Securities Corporation, OFG Financial Services, Inc., Silver Oak Securities, Inc., Flexible Plan Investments Ltd.,Vantage Securities, Inc., Northern Lights Distributors, LLC, TransAmerica Financial Advisors, Inc., Legend Equities Corporation, KMS Financial Services, Inc., Lincoln Investment Planning, Inc., Brecek & Young Advisors, Inc., Comprehensive Asset Management and Servicing, Inc., Next Financial Group, Inc., CLS Investments, LLC, and Geneos Wealth Management, Inc.


     These additional compensation arrangements are not offered to all Selling Broker-Dealers and the terms of such arrangements and the payments made thereunder may differ substantially among Selling Broker-Dealers. The payments may be significant and may be calculated in different ways by different Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of the Company's products (and/or its affiliates' products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of the Contract over other variable annuity contracts (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contract. ASK YOUR REGISTERED REPRESENTATIVE FOR FURTHER INFORMATION ABOUT WHAT HE OR SHE AND THE SELLING BROKER-DEALER FOR WHOM HE OR SHE WORKS MAY RECEIVE IN CONNECTION WITH YOUR PURCHASE OF A CONTRACT.

LEGAL MATTERS - Amy J. Lee, Esq., Associate General Counsel of the Company, has passed upon legal matters in connection with the issue and sale of the Contract described in this Prospectus, the Company's authority to issue the Contract under Kansas law, and the validity of the forms of the Contract under Kansas law.

PERFORMANCE INFORMATION

     Performance information for the Subaccounts, including the yield and effective yield of the Dreyfus General Money Market Subaccount, the yield of the remaining Subaccounts, and the total return of all Subaccounts may appear in advertisements, reports, and promotional literature to current or prospective Owners.

     Current yield for the Dreyfus General Money Market Subaccount will be based on income received by a hypothetical investment over a given 7-day period (less expenses accrued during the period), and then "annualized" (i.e., assuming that the 7-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). "Effective yield" for the Dreyfus General Money Market Subaccount is calculated in a manner similar to that used to calculate yield, but reflects the compounding effect of earnings. During extended periods of low interest rates, and due in part to Contract fees and expenses, the Dreyfus General Money Market Subaccount yields may also become extremely low and possibly negative.

     For the remaining Subaccounts, quotations of yield will be based on all investment income per Accumulation Unit earned during a given 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of an Accumulation Unit on the last day of the period. Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Subaccount), and will reflect the deduction of the account administration charge, administration charge, mortality and expense risk charge, rider charges, and contingent deferred sales charge and may simultaneously be shown for other periods.

     Quotations of yield and effective yield do not reflect deduction of the contingent deferred sales charge, and total return figures may be quoted that do not reflect deduction of the charge. If reflected, the performance figures quoted would be lower. Such performance information will be accompanied by total return figures that reflect deduction of the contingent deferred sales charge that would be imposed if Contract Value were withdrawn at the end of the period for which total return is quoted.

     Although the Contract was not available for purchase until July 2001, certain of the Underlying Funds were in existence prior to that date. Performance information for the Subaccounts may also include quotations of total return for periods beginning prior to the availability of the Contracts that incorporate the performance of the Underlying Funds.

     Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Subaccounts, see the Statement of Additional Information.

ADDITIONAL INFORMATION

REGISTRATION STATEMENT - A Registration Statement under the 1933 Act has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all of the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees and may also be obtained from the SEC's web site (http://www.sec.gov).


FINANCIAL STATEMENTS - The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2009 and 2008 and for each of the three years in the period ended December 31, 2009, and the financial statements of Variable Annuity Account XIV - Valuebuilder Variable Annuity at December 31, 2009, and for each of the specified periods ended December 31, 2009 and 2008, or for such portions of such periods, are included in the Statement of Additional Information.


TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION


     The Statement of Additional Information for the NEA Valuebuilder Variable Annuity contains more specific information and financial statements relating to Security Benefit Life Insurance Company and Subsidiaries and the Separate Account. The Statement of Additional Information is available without charge by calling the Company's toll-free telephone number at 1-800-888-2461 or by detaching this page from the prospectus and mailing it to the Company at P.O. Box 750497, Topeka, Kansas 66675-0497. Be sure to include your name and address when requesting the Statement of Additional Information. The table of contents of the Statement of Additional Information is set forth below:


GENERAL INFORMATION AND HISTORY
     Safekeeping of Assets
ARRANGEMENTS WITH ENTITIES ASSOCIATED WITH THE NEA
METHOD OF DEDUCTING THE EXCESS CHARGE
LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS
     Section 403(b)
     Roth 403(b)
     Sections 408 and 408A
PERFORMANCE INFORMATION
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FINANCIAL STATEMENTS

OBJECTIVES FOR UNDERLYING FUNDS

--------------------------------------------------------------------------
There is no guarantee that the investment objectives and strategies of any Underlying Fund will be met.
----------------------------

MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING FUNDS, AND OTHER RELEVANT INFORMATION MAY BE FOUND IN THE RESPECTIVE UNDERLYING FUND PROSPECTUSES. PROSPECTUSES FOR THE UNDERLYING FUNDS SHOULD BE READ IN CONJUNCTION WITH THIS PROSPECTUS. A PROSPECTUS MAY BE OBTAINED BY CALLING 1-800-NEA-VALU.


--------------------------------------------------------------------------------------------------------------------------------
                            Share Class
Underlying Fund           (if applicable)   Investment Objective                 Investment Adviser
--------------------------------------------------------------------------------------------------------------------------------
American Century Equity          A          To provide current income            American Century Investment Management, Inc.
Income Fund
--------------------------------------------------------------------------------------------------------------------------------
American Century                 A          Long-term capital growth             American Century Investment Management, Inc.
Heritage Fund
--------------------------------------------------------------------------------------------------------------------------------
American Century                 A          Long-term capital growth             American Century Global
International Growth Fund                                                        Investment Management, Inc.

--------------------------------------------------------------------------------------------------------------------------------
American Century Select          A          Long-term capital growth             American Century Investment Management, Inc.
Fund
--------------------------------------------------------------------------------------------------------------------------------
American Century                 A          Long-term capital growth with a      American Century Investment Management, Inc.
Strategic Allocation:                       small amount of income
Aggressive
--------------------------------------------------------------------------------------------------------------------------------
American Century                 A          Regular income and moderate          American Century Investment Management, Inc.
Strategic Allocation:                       long-term growth
Conservative
--------------------------------------------------------------------------------------------------------------------------------
American Century                 A          Long-term capital growth, with       American Century Investment Management, Inc.
Strategic Allocation:                       some regular income
Moderate
--------------------------------------------------------------------------------------------------------------------------------
Ariel Fund(R)                               Long-term capital appreciation       Ariel Capital Management, LLC
--------------------------------------------------------------------------------------------------------------------------------
Aston/Optimum Mid Cap         Class N       Long-term total return through       Aston Asset Management LLC
Fund                                        capital appreciation by investing    (Investment Adviser)
                                            primarily in common and preferred
                                            stocks and convertible securities    Optimum Investment Advisors, LLC
                                                                                 (Sub-adviser)
--------------------------------------------------------------------------------------------------------------------------------
Calamos(R) Growth Fund        Class A       Long-term capital growth             Calamos(R) Advisors LLC.
--------------------------------------------------------------------------------------------------------------------------------
Calamos(R) Growth             Class A       High long-term total return          Calamos(R) Advisors LLC.
and Income Fund                             through growth and current income
--------------------------------------------------------------------------------------------------------------------------------
Calamos(R) High Yield Fund    Class A       Highest level of current income      Calamos(R) Advisors LLC.
                                            obtainable with reasonable risk,
                                            with a secondary objective of
                                            capital gain where consistent
                                            with the Fund's primary objective
--------------------------------------------------------------------------------------------------------------------------------
Dreyfus Appreciation                        Long-term capital growth             The Dreyfus Corporation
Fund, Inc.
--------------------------------------------------------------------------------------------------------------------------------
Dreyfus General               Class B       High level of current income as      The Dreyfus Corporation
Money Market Fund                           is consistent with preserving
                                            capital
--------------------------------------------------------------------------------------------------------------------------------
Dreyfus Midcap Value Fund                   To surpass the performance of the    The Dreyfus Corporation
                                            Russell Midcap Value Index
--------------------------------------------------------------------------------------------------------------------------------
Dreyfus Strategic             Class A       Capital appreciation                 The Dreyfus Corporation
Value Fund
--------------------------------------------------------------------------------------------------------------------------------
Federated Bond                Class A       Current income consistent with       Federated Investment Management Company
                                            preservation of capital
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                            Share Class
Underlying Fund           (if applicable)   Investment Objective                 Investment Adviser
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) Advisor           Class T       Capital appreciation                 Fidelity Management & Research Company
Dividend Growth Fund
--------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) Advisor           Class T       Capital appreciation                 Fidelity Management & Research Company
International Capital
Appreciation Fund
--------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) Advisor           Class T       Long-term growth of capital          Fidelity Management & Research Company
Mid Cap Fund
--------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) Advisor           Class T       Above-average income and             Fidelity Management & Research Company
Real Estate Fund                            long-term capital growth,
                                            consistent with reasonable
                                            investment risk
--------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) Advisor           Class T       Capital appreciation                 Fidelity Management & Research Company
Value Strategies Fund
--------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Emerging        Service       Long-term growth of capital          Goldman Sachs Asset Management, L.P.
Markets Equity Fund
--------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Government      Service       High level of current income,        Goldman Sachs Asset Management, L.P.
Income Fund                                 consistent with safety of
                                            principal
--------------------------------------------------------------------------------------------------------------------------------
Invesco Basic Value Fund      Class A       Long-term growth of capital          Invesco Aim Advisors, Inc.
                                                                                 (Investment Adviser)

                                                                                 AIM Funds Management Inc.
                                                                                 (Sub-adviser)

                                                                                 Invesco Global Asset Management (N.A.), Inc.
                                                                                 (Sub-adviser)

                                                                                 Invesco Institutional (N.A.), Inc.
                                                                                 (Sub-adviser)

                                                                                 Invesco Senior Secured Management, Inc.
                                                                                 (Sub-adviser)

                                                                                 Invesco Hong Kong Limited
                                                                                 (Sub-adviser)

                                                                                 Invesco Asset Management Limited
                                                                                 (Sub-adviser)

                                                                                 Invesco Asset Management (Japan) Limited
                                                                                 (Sub-adviser)

                                                                                 Invesco Asset Management Deutschland
                                                                                 (Sub-adviser)

                                                                                 Invesco Australia Limited
                                                                                 (Sub-adviser)
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                            Share Class
Underlying Fund           (if applicable)   Investment Objective                 Investment Adviser
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Invesco Dynamics Fund         Class A       Long-term capital growth             Invesco Aim Advisors, Inc.
                                                                                 (Investment Adviser)

                                                                                 AIM Funds Management Inc.
                                                                                 (Sub-adviser)

                                                                                 Invesco Global Asset Management (N.A.), Inc.
                                                                                 (Sub-adviser)

                                                                                 Invesco Institutional (N.A.), Inc.
                                                                                 (Sub-adviser)

                                                                                 Invesco Senior Secured Management, Inc.
                                                                                 (Sub-adviser)

                                                                                 Invesco Hong Kong Limited
                                                                                 (Sub-adviser)

                                                                                 Invesco Asset Management Limited
                                                                                 (Sub-adviser)

                                                                                 Invesco Asset Management (Japan) Limited
                                                                                 (Sub-adviser)

                                                                                 Invesco Asset Management Deutschland
                                                                                 (Sub-adviser)

                                                                                 Invesco Australia Limited
                                                                                 (Sub-adviser)
--------------------------------------------------------------------------------------------------------------------------------
Invesco Large Cap             Class A       Long-term growth of capital          Invesco Aim Advisors, Inc.
Growth Fund                                                                      (Investment Adviser)

                                                                                 AIM Funds Management Inc.
                                                                                 (Sub-adviser)

                                                                                 Invesco Global Asset Management (N.A.), Inc.
                                                                                 (Sub-adviser)

                                                                                 Invesco Institutional (N.A.), Inc.
                                                                                 (Sub-adviser)

                                                                                 Invesco Senior Secured Management, Inc.
                                                                                 (Sub-adviser)

                                                                                 Invesco Hong Kong Limited
                                                                                 (Sub-adviser)

                                                                                 Invesco Asset Management Limited
                                                                                 (Sub-adviser)

                                                                                 Invesco Asset Management (Japan) Limited
                                                                                 (Sub-adviser)

                                                                                 Invesco Asset Management Deutschland
                                                                                 (Sub-adviser)

                                                                                 Invesco Australia Limited
                                                                                 (Sub-adviser)
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                            Share Class
Underlying Fund           (if applicable)   Investment Objective                 Investment Adviser
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Invesco Mid Cap               Class A       Long-term growth of capital          Invesco Aim Advisors, Inc.
Core Equity Fund                                                                 (Investment Adviser)

                                                                                 AIM Funds Management Inc.
                                                                                 (Sub-adviser)

                                                                                 Invesco Global Asset Management (N.A.), Inc.
                                                                                 (Sub-adviser)

                                                                                 Invesco Institutional (N.A.), Inc.
                                                                                 (Sub-adviser)

                                                                                 Invesco Senior Secured Management, Inc.
                                                                                 (Sub-adviser)

                                                                                 Invesco Hong Kong Limited
                                                                                 (Sub-adviser)

                                                                                 Invesco Asset Management Limited
                                                                                 (Sub-adviser)

                                                                                 Invesco Asset Management (Japan) Limited
                                                                                 (Sub-adviser)

                                                                                 Invesco Asset Management Deutschland
                                                                                 (Sub-adviser)

                                                                                 Invesco Australia Limited
                                                                                 (Sub-adviser)
--------------------------------------------------------------------------------------------------------------------------------
Invesco Small Cap             Class A       Long-term growth of capital          Invesco Aim Advisors, Inc.
Growth Fund                                                                      (Investment Adviser)

                                                                                 AIM Funds Management Inc.
                                                                                 (Sub-adviser)

                                                                                 Invesco Global Asset Management (N.A.), Inc.
                                                                                 (Sub-adviser)

                                                                                 Invesco Institutional (N.A.), Inc.
                                                                                 (Sub-adviser)

                                                                                 Invesco Senior Secured Management, Inc.
                                                                                 (Sub-adviser)

                                                                                 Invesco Hong Kong Limited
                                                                                 (Sub-adviser)

                                                                                 Invesco Asset Management Limited
                                                                                 (Sub-adviser)

                                                                                 Invesco Asset Management (Japan) Limited
                                                                                 (Sub-adviser)

                                                                                 Invesco Asset Management Deutschland
                                                                                 (Sub-adviser)

                                                                                 Invesco Australia Limited
                                                                                 (Sub-adviser)
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                            Share Class
Underlying Fund           (if applicable)   Investment Objective                 Investment Adviser
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Invesco Technology Fund       Class A       Capital growth                       Invesco Aim Advisors, Inc.
                                                                                 (Investment Adviser)

                                                                                 AIM Funds Management Inc.
                                                                                 (Sub-adviser)

                                                                                 Invesco Global Asset Management (N.A.), Inc.
                                                                                 (Sub-adviser)

                                                                                 Invesco Institutional (N.A.), Inc.
                                                                                 (Sub-adviser)

                                                                                 Invesco Senior Secured Management, Inc.
                                                                                 (Sub-adviser)

                                                                                 Invesco Hong Kong Limited
                                                                                 (Sub-adviser)

                                                                                 Invesco Asset Management Limited
                                                                                 (Sub-adviser)

                                                                                 Invesco Asset Management (Japan) Limited
                                                                                 (Sub-adviser)

                                                                                 Invesco Asset Management Deutschland
                                                                                 (Sub-adviser)

                                                                                 Invesco Australia Limited
                                                                                 (Sub-adviser)
--------------------------------------------------------------------------------------------------------------------------------
Janus INTECH                  Class S       Seeks long-term growth of capital    Janus Capital Management
Risk-Managed Core
--------------------------------------------------------------------------------------------------------------------------------
Janus Overseas                Class S       Seeks long-term growth of capital    Janus Capital Management
--------------------------------------------------------------------------------------------------------------------------------
Neuberger Berman            NB Investor     Maximize total return consistent     Neuberger Berman Management LLC
Core Bond                                   with capital preservation            (Investment Adviser)

                                                                                 Lehman Brothers Asset Management LLC
                                                                                 (Sub-adviser)
--------------------------------------------------------------------------------------------------------------------------------
Neuberger Berman Partners     Advisor       Growth of capital                    Neuberger Berman Management LLC
                                                                                 (Investment Adviser)

                                                                                 Neuberger Berman, LLC
                                                                                 (Sub-adviser)
--------------------------------------------------------------------------------------------------------------------------------
Neuberger Berman               Trust        Long-term growth of capital by       Neuberger Berman Management LLC
Socially Responsive                         investing primarily in securities    (Investment Adviser)
                                            of companies that meet the Fund's
                                            financial criteria and social        Neuberger Berman, LLC
                                            policy                               (Sub-adviser)
--------------------------------------------------------------------------------------------------------------------------------
PIMCO Foreign Bond (U.S.      Class R       Maximum total return, consistent     Pacific Investment Management Company LLC
Dollar-Hedged) Fund                         with preservation of capital and
                                            prudent investment management
--------------------------------------------------------------------------------------------------------------------------------
PIMCO High Yield Fund         Class A       Maximum total return, consistent     Pacific Investment Management Company LLC
                                            with preservation of capital and
                                            prudent investment management
--------------------------------------------------------------------------------------------------------------------------------
Prudential Jennison           Class A       Long-term growth of capital          Jennison Associates, L.L.C.
20/20 Focus
--------------------------------------------------------------------------------------------------------------------------------
Prudential Jennison           Class A       Capital growth                       Jennison Associates, L.L.C.
Small Company
--------------------------------------------------------------------------------------------------------------------------------
Prudential Small-Cap          Class A       Long-term capital appreciation       Quantitative Management Associates LLC
Core Equity
--------------------------------------------------------------------------------------------------------------------------------
Royce Opportunity             Service       Long term growth of capital          Royce & Associates, LLC
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                            Share Class
Underlying Fund           (if applicable)   Investment Objective                 Investment Adviser
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Royce Value                   Service       Long term growth of capital          Royce & Associates, LLC
--------------------------------------------------------------------------------------------------------------------------------
RS Technology                 Class A       Long-term capital appreciation       RS Investment Management Co. LLC
--------------------------------------------------------------------------------------------------------------------------------
RS Value                      Class A       Long-term capital appreciation       RS Investment Management Co. LLC
--------------------------------------------------------------------------------------------------------------------------------
Rydex | SGI Alpha             Class A       Long-term growth of capital          Security Global Investors
Opportunity Fund(R)                                                                (Investment Adviser)

                                                                                 Security Global Investors, LLC
                                                                                 (Sub-adviser)

                                                                                 Mainstream Investment Advisers, LLC
                                                                                 (Sub-adviser)
--------------------------------------------------------------------------------------------------------------------------------
Rydex | SGI Global Fund       Class A       Long-term growth of capital          Security Global Investors
                                                                                 (Investment Adviser)

                                                                                 Security Global Investors, LLC
                                                                                 (Sub-adviser)
--------------------------------------------------------------------------------------------------------------------------------
Rydex | SGI High              Class A       High current income                  Security Global Investors
Yield Fund
--------------------------------------------------------------------------------------------------------------------------------
Rydex | SGI Large Cap         Class A       Long-term growth of capital          Security Global Investors
Concentrated Growth Fund
--------------------------------------------------------------------------------------------------------------------------------
Rydex | SGI Large Cap         Class A       Long-term growth of capital          Security Global Investors
Core Fund(R)
--------------------------------------------------------------------------------------------------------------------------------
Rydex | SGI Large             Class A       Long-term growth of capital          Security Global Investors
Cap Value Fund
--------------------------------------------------------------------------------------------------------------------------------
Rydex | SGI Mid Cap           Class A       Capital appreciation                 Security Global Investors
Growth Fund
--------------------------------------------------------------------------------------------------------------------------------
Rydex | SGI Mid Cap           Class A       Long-term growth of capital          Security Global Investors
Value Fund
--------------------------------------------------------------------------------------------------------------------------------
Rydex | SGI Small Cap         Class A       Long-term growth of capital          Security Global Investors
Growth Fund
--------------------------------------------------------------------------------------------------------------------------------
Rydex | SGI U.S.              Class A       High level of interest income        Security Global Investors
Intermediate Bond Fund                      with security of principal
--------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Capital         Advisor       Long-term capital appreciation by    T. Rowe Price
Appreciation                                investing primarily in common
                                            stocks.
--------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price                 Class R       Long-term capital growth and         T. Rowe Price
Growth Stock                                increasing dividend income
                                            through investing in common
                                            stocks of well-established
                                            companies.
--------------------------------------------------------------------------------------------------------------------------------
Van Kampen Comstock Fund      Class A       Capital growth and income through    Van Kampen Asset Management
                                            investments in equity securities,
                                            including common stocks,
                                            preferred stocks and securities
                                            convertible into common and
                                            preferred stocks
--------------------------------------------------------------------------------------------------------------------------------
Van Kampen Equity             Class A       Highest possible income              Van Kampen Asset Management
and Income Fund                             consistent with safety of
                                            principal. Long term growth of
                                            capital is an important secondary
                                            objective
--------------------------------------------------------------------------------------------------------------------------------
Van Kampen Mid                Class A       Capital growth                       Van Kampen Asset Management
Cap Growth Fund
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                            Share Class
Underlying Fund           (if applicable)   Investment Objective                 Investment Adviser
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage         Class A       Long-term capital appreciation       Wells Fargo Funds Management, LLC
Growth Fund                                                                      (Investment Adviser)

                                                                                 Wells Capital Management Incorporated
                                                                                 (Sub-adviser)
--------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage         Class A       Total return comprised of            Wells Fargo Funds Management, LLC
Large Company Core Fund                     long-term capital appreciation       (Investment Adviser)
                                            and current income
                                                                                 Matrix Asset Advisors, Inc.
                                                                                 (Sub-adviser)
--------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage         Class A       Long-term capital appreciation       Wells Fargo Funds Management, LLC
Opportunity Fund                                                                 (Investment Adviser)

                                                                                 Wells Capital Management Incorporated
                                                                                 (Sub-adviser)
--------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage         Class A       Long-term capital appreciation       Wells Fargo Funds Management, LLC
Small Cap Value Fund                                                             (Investment Adviser)

                                                                                 Wells Capital Management Incorporated
                                                                                 (Sub-adviser)
--------------------------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX A

                            IRA DISCLOSURE STATEMENT

This Disclosure Statement describes the statutory and regulatory provisions applicable to the operation of Traditional Individual Retirement Annuities (e.g., non-Roth IRAs). Internal Revenue Service regulations require that this Disclosure Statement be given to each person desiring to establish an Individual Retirement Annuity (IRA). Further information can be obtained from any district office of the Internal Revenue Service.


RIGHT TO REVOKE

You may revoke your IRA within seven days after it has been established. For purposes of revocation, the date your first purchase payment is received by Security Benefit Life Insurance Company will be the date the account is established. To revoke your IRA and receive a refund of the entire amount of contribution paid, you must mail or deliver a written notice of revocation, signed exactly as your signature appears on your variable annuity application, to: SECURITY BENEFIT LIFE INSURANCE COMPANY, P.O. BOX 750497, TOPEKA, KS 66675-0497, 1-800-888-2461.

If you send your revocation notice by First Class Mail, we will consider that you have notified us as of the date of the postmark on the envelope. If you send it by Certified or Registered Mail, you will have notified us as of the certification or registration date on the label. In either case, the revocation notice must be properly addressed and mailed, with postage prepaid. Upon receipt of a timely revocation notice, the entire amount of your contribution will be returned to you without adjustment for sales commissions, administrative fees or market value fluctuation.


WHAT ARE THE STATUTORY REQUIREMENTS?

The annuity contract described in the prospectus which accompanies this IRA Disclosure Statement meets the requirements of Section 408(b) of the Internal Revenue Code as to form for use as an IRA. The form of the contract has been approved by the Internal Revenue Service.

The requirements of Section 408(b) of the Internal Revenue Code, as to form for use as an IRA, are described in Items 1 through 6 below:

1.   The amount in your IRA must be fully vested at all times.

2.   The contract must provide that you cannot transfer it to someone else.

3.   The contract must have flexible premiums.

4. You must start receiving distributions by April 1 of the year following the year in which you reach age 70 1/2 (see "Required Minimum Distributions").

5. The contract must provide that you cannot contribute more than the lesser of 100% of your taxable compensation or the applicable dollar amount as shown in the table below. See "How Much May I Contribute?" (This requirement does not apply to rollovers. See "Rollovers and Direct Transfers.")

6. The contract must provide that any refund of premium will be applied before the close of the calendar year of the year of refund toward the payment of future premiums or the purchase of additional benefits.

WHO IS ELIGIBLE FOR AN IRA?

Any individual (under age 70 1/2) who has compensation or earned income is eligible for either a deductible or a nondeductible IRA.

You may designate your entire contribution as a nondeductible contribution, if you so choose. If your otherwise allowable and deductible IRA contribution is limited because you (or your spouse) are an active participant in a qualified retirement plan provided by your employer and your adjusted gross income exceeds a certain level, you may make a designated nondeductible contribution to the extent your otherwise allowable and deductible contribution amount was limited.

You have the responsibility of determining and reporting on IRS Form 8606 how much you contributed and which portion of the contributions you made were deductible and which were designated nondeductible contributions. Once contributed, the deductible and designated nondeductible contributions are treated the same, meaning, each type receives tax-deferred accumulation of income. You need to know how much of your account is made up of deductible and designated nondeductible contributions in order to determine the taxable portion of any distributions you receive, so you should keep permanent records on your deductible and non-deductible contributions.

Reporting requirements are instituted for individuals who make nondeductible contributions or receive a distribution. A penalty of $100 applies to each instance when a nondeductible contribution is reported but not made, without reasonable cause.

SPOUSAL IRAS --

1.   One or both spouses must be receiving compensation for the taxable year.

2. Both spouses must be under age 70 1/2. (However, if one spouse is not over age 70 1/2, that spouse could contribute under the regular IRA rules.)

3. The contributions need not be split equally between the two accounts. However, no more than the individual account maximum described below can be contributed to either account.

4.    A joint tax return must be filed.

5.    Separate accounts must be maintained for each spouse.

6. Community property laws are not considered in computing contributions to each spouse's account.

DIVORCED SPOUSE IRAS -- The transfer of an individual's interest, in whole or in part, in an IRA to their former spouse under a valid divorce decree or a written instrument incident to such divorce shall not be considered to be a distribution from such an IRA to such individual or their former spouse; nor shall it be considered a taxable transfer by such individual to their former spouse.

The interest described which is transferred to the former spouse shall be treated as an IRA of such spouse.


WHAT IS COMPENSATION?

Compensation is defined as wages, salaries, professional fees, sales commissions, tips, bonuses and earned income to self-employed persons. It does not include earnings and profits from investments, such as interest, dividends and rental income.


WHEN DO I HAVE TO MAKE MY CONTRIBUTIONS?

Contributions, including establishing your IRA, can be made at any time. If you make a contribution between January 1 and April 15, however, you may elect to treat the contribution as made either in that year or in the preceding year. You may file a tax return claiming a deduction for your IRA contribution before the contribution is actually made. You must, however, make the contribution by the due date of your federal tax return, not including extensions.


HOW MUCH MAY I CONTRIBUTE?

REGULAR IRA -- The lesser of 100% of compensation or $5,000. If you are age 50 or over, you may make an additional catch-up contribution to a traditional IRA of $1,000 for each tax year. However, if you are covered by an employer-sponsored retirement plan, the amount of the contribution to a traditional IRA which may be deducted will be reduced or eliminated if your modified adjusted gross income exceeds the limits as set forth in the table below:

------------------- -------------------- --------------------
  TAXABLE YEARS      SINGLE TAXPAYERS       JOINT RETURNS
   BEGINNING IN       PHASE-OUT RANGE      PHASE-OUT RANGE
------------------- -------------------- --------------------
  2010 and after      $56,000-$66,000      $89,000-$109,000
------------------- -------------------- --------------------

If your spouse is covered by an employer retirement plan but you are not, you may be able to deduct those contributions to an IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return exceeds $167,000.

SPOUSAL IRA -- If you and your spouse file a joint return, each of you may contribute up to $5,000 (or $6,000 in 2010 if you are age 50 or older) to your own IRA annually if your joint income in 2010 is at least equal to the combined contributions. The maximum amount the higher compensated spouse may contribute for the year 2010 is the lesser of $5,000 (or $6,000 if you are age 50 or older) or 100% of that spouse's compensation. The maximum the lower compensated spouse may contribute is the lesser of: (i) $5,000 (or $6,000 if you are age 50 or older) or (ii) 100% of that spouse's compensation plus the amount by which the higher compensated spouse's compensation exceeds the amount the higher compensated spouse contributes to his or her IRA.


ARE THERE ANY OTHER LIMITS ON CONTRIBUTIONS?

Yes. For a Traditional IRA, no contribution (other than a rollover or a SEP contribution) can be made in or after the year in which you reach age 70 1/2.


ROLLOVERS AND DIRECT TRANSFERS

If you receive a distribution from another IRA, you may make a rollover contribution of all or part of the amount you receive to this IRA. The rollover must be completed within 60 days after you receive the distribution.

Certain distributions from retirement plans (pension plan, profit-sharing plan, Keogh, 403(b), 401(k) or governmental 457, but not contributions from Roth 401(k) or Roth 403(b) accounts) are also eligible for rollover to your IRA. You may make a rollover contribution by rolling all or a portion of your distribution or directly transferring the assets from your retirement plan. The distribution must be rolled over within 60 days of receipt from the retirement plan administrator or sponsor. In most instances the plan administrator or sponsor must withhold 20% of your distribution for federal income tax purposes unless you elect a direct rollover. In a direct rollover, the distribution from your retirement plan is made directly from the plan administrator or sponsor to your IRA. The amount of your rollover will not be included in your taxable income for the year.

Because of the strict limitations that apply to IRA and retirement plan rollovers, you should consult with your tax advisor before making any type of rollover contribution.


WHAT HAPPENS IF EXCESS CONTRIBUTIONS ARE MADE TO MY IRA?

You must pay a 6% excise tax each year on excess contributions that remain in your IRA. Generally, an excess contribution is the amount contributed to your IRA that is above the maximum amount you can contribute for the year. The excess is taxed in the year contributed and each year after that until you correct it.

You will not have to pay the 6% excise tax if you withdraw the excess amount by the date your tax return is due, including extensions, for the year of the contribution.

The excess contribution can be corrected if you contribute less than the permissible amount the following year; however, the excise tax is not avoided and will be due on the amount you over contributed the previous year.


ARE MY CONTRIBUTIONS DEDUCTIBLE?

Generally, if you are not covered by a qualified retirement plan, the amount you can deduct in a year for contributions to your IRA is the lesser of your taxable compensation for the year or $5,000. If you are age 50 or over, you may make an additional catch-up contribution to a traditional IRA of $1,000 for each tax year.

However, if you are not covered by a qualified retirement plan, but your spouse is you may be able to deduct those contributions to an IRA; however, the amount you may deduct for IRA contributions will be phased out if your adjusted gross income ("AGI") exceeds $167,000.

If you are covered by a qualified retirement plan, the amount of IRA contributions you may deduct in a year may be reduced or eliminated based on your AGI for the year. The limits are:

------------------- -------------------- --------------------
  TAXABLE YEARS      SINGLE TAXPAYERS       JOINT RETURNS
   BEGINNING IN       PHASE-OUT RANGE      PHASE-OUT RANGE
------------------- -------------------- --------------------
  2010 and after      $56,000-$66,000      $89,000-$109,000
------------------- -------------------- --------------------

TAX STATUS OF THE CONTRACT AND DISTRIBUTIONS

1. Earnings of your IRA contract are not taxed until they are distributed from the IRA.

2. In general, taxable distributions are included in your gross income in the year you receive them.

3. Distributions are non-taxable to the extent they represent a return of non-deductible contributions. The non-taxable percentage of a distribution is determined by dividing your total undistributed, non-deductible IRA contributions by the value of all your IRAs (including SEPs and rollovers).

4. Amounts held in IRAs are generally subject to the imposition of federal estate taxes. In addition, if you elect to have all or any part of your account payable to a beneficiary (or beneficiaries) upon your death, the election generally will not subject you to any gift tax liability.

5. Your IRA contract's tax-sheltered status will be lost and the value of your contract will be taxable to you, if:

     a. you engage in a prohibited transaction, as described in Internal Revenue Code Section 4975(c);

     b.   you borrow from your IRA;

     c.   you pledge your IRA as collateral for a loan; or

     d. you invest any part of your IRA assets in collectibles, as defined in Internal Revenue Code Section 408(m)(2).


REQUIRED MINIMUM DISTRIBUTIONS

In general, you must start receiving minimum distributions from your IRA by April 1 following the year in which you reach age 70 1/2 (your "required beginning date") either in a single lump sum or over a period not extending beyond the joint life expectancy of you and a designated beneficiary. For 2009, the required minimum distribution requirements have been suspended and no distributions are required.

Figure your required minimum distribution for each year by dividing the value of your IRA on December 31 of the preceding year by the applicable distribution period or life expectancy found in a table issued by the Internal Revenue Service. Generally, the applicable life expectancy is the remaining joint life and last survivor expectancy of you and a designated beneficiary if that designated beneficiary is assumed to be 10 years younger than you. If your spouse, as your sole designated beneficiary, is more than 10 years younger than you, distributions may be taken over a longer period. The applicable life expectancy may be found in a current version of IRS Publication 590 "Individual

Retirement Arrangements." To obtain a free copy of IRS Publication 590 and other IRA forms, write the IRS Forms Distribution Center for your area as shown in your income tax return instructions, or you can find Publication 590 on the Internet at www.irs.gov.

Annuity payments which begin by April 1 of the year following the year you reach age 70 1/2 satisfy the minimum distribution requirement if they provide for non-increasing payments over your life or the lives of you and your beneficiary, provided that, if installments are guaranteed, the maximum guaranty period must be less than the applicable life expectancy.

If you have more than one IRA, you must determine the required minimum distribution separately for each IRA; however, you can take the actual distribution of these amounts from any one or more of your IRAs.

If the actual distribution from your IRA is less than the minimum amount that should be distributed in accordance with the rules set forth above, the difference is an excess accumulation. There is a 50% excise tax on any excess accumulations.

If you die after your required beginning date, your entire remaining account balance must be distributed to your designated beneficiary at least as rapidly as under the method of distribution in effect on your date of death.

After your death, the general rule is that your entire balance must be distributed in substantially equal installments over a fixed period not exceeding your designated beneficiary's life expectancy (as determined under tables issued by the IRS), beginning no later than December 31 of the year following the year in which you died. If you have no individual designated beneficiary, or if the beneficiary elects to delay distributions, your account must be distributed by the end of the fifth calendar year after the year of your death. If this period includes the year 2009, the five year period is extended to six years. If your spouse is your designated beneficiary, such distribution need not commence until December 31 of the year during which you would have attained age 70 1/2 had you survived. Alternatively, if your designated beneficiary is your spouse, he or she may elect to treat your IRA as his or her own IRA. The Federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws. Therefore spousal continuation will not be available to such partners or same sex marriage spouses. Consult a tax advisor for more information on this subject.


ARE THERE ANY PENALTIES FOR PREMATURE DISTRIBUTIONS?

There is an additional tax on premature distributions equal to 10% of the amount of the premature distribution that you must include in your gross income. Premature distributions are generally amounts you withdraw from your IRA before you are age 59 1/2. However, the tax on premature distributions does not apply:

  1. To distributions that are rolled over tax free to another IRA, a qualified employee retirement plan, a tax-sheltered annuity, or a governmental 457 deferred compensation plan.

  2. To a series of substantially equal periodic payments made over your life or life expectancy, or the joint life expectancy of you and your beneficiary.

  3. To amounts distributed to a beneficiary, or the individual's estate, on or after the death of the individual.

  4. If you are permanently disabled. You are considered disabled if you cannot do any substantial gainful activity because of your physical or mental condition. A physician must determine that your condition can be expected to result in death or to be of long, continued, and indefinite duration.

  5. To a distribution which does not exceed the amount of your medical expenses that could be deducted for the year (generally speaking, medical expenses paid during a year are deductible to the extent they exceed 7 1/2% of your adjusted gross income for the year).

  6. To a distribution (subject to certain restrictions) that does not exceed the premiums you paid for health insurance coverage for yourself, your spouse and dependents if you have been unemployed and received unemployment compensation for at least 12 weeks.

  7. To a "qualified first-time homebuyer distribution," within the meaning of Internal Revenue Code Section 72(t)(8), up to $10,000.

  8. To a distribution for post-secondary education costs for you, your spouse or any child or grandchild of you or your spouse.

  9. To a distribution due to a levy by the Internal Revenue Service on the contract.

 10.  To a qualified reservist distribution.


REPORTS

1. Financial information about your IRA will be provided to you annually.

2. IRS Form 5329 must be filed for a year during which excise tax is imposed.

SIMPLIFIED EMPLOYEE PENSION (SEP-IRA)

Your Employer may contribute to your IRA, pursuant to a Simplified Employee Pension, the lesser of 25% of your compensation from such Employer or $49,000. In addition to the Employer's contribution to the SEP, you may also make a contribution to your IRA within the appropriate limits.


FINANCIAL INFORMATION

Contributions to your IRA contract are subject to certain charges including the mortality and expense risk fee. Any applicable charges are described in more detail in the variable annuity contract prospectus which accompanies this IRA Disclosure Statement. The mortality and expense risk fee is not deducted from contract value allocated to the contract's general account option. See the accompanying prospectus for the Underlying Funds for information about the charges associated with the funds underlying the variable annuity contract. Contractowners who allocate contract value to the Subaccounts bear a pro rata share of the Underlying Fund's fees and expenses. The growth in value of the IRA contract is neither guaranteed, nor projected, but is based upon the investment experience of the underlying mutual fund portfolios that correspond to the Subaccounts to which you have allocated contract value.


             THIS DISCLOSURE STATEMENT IS NOT PART OF THE PROSPECTUS

                                                                      APPENDIX B

                       ROTH INDIVIDUAL RETIREMENT ANNUITY
                              DISCLOSURE STATEMENT



This Disclosure Statement describes the statutory and regulatory provisions applicable to the operation of Roth IRAs. Internal Revenue Service regulations require that this Disclosure Statement be given to each person desiring to establish a Roth IRA. Further information can be obtained from any district office of the Internal Revenue Service.


RIGHT TO REVOKE

You may revoke your Roth IRA within seven days after it has been established. For purposes of revocation, the date your first purchase payment is received by Security Benefit Life Insurance Company will be the date the account is established. To revoke your Roth IRA and receive a refund of the entire amount of contribution paid, you must mail or deliver a written notice of revocation, signed exactly as your signature appears on your variable annuity application, to: SECURITY BENEFIT LIFE INSURANCE COMPANY, P.O. BOX 750497, TOPEKA, KS 66675-0497, 1-800-888-2461.

If you send your revocation notice by First Class Mail, we will consider that you have notified us as of the date of the postmark on the envelope. If you send it by Certified or Registered Mail, you will have notified us as of the certification or registration date on the label. In either case, the revocation notice must be properly addressed and mailed, with postage prepaid. Upon receipt of a timely revocation notice, the entire amount of your contribution will be returned to you without adjustment for sales commissions, administrative fees or market value fluctuation.


WHAT ARE THE REQUIREMENTS?

A Roth IRA contract must meet the following requirements:

1.   The amount in your Roth IRA must be fully vested at all times.

2.   The contract must provide that you cannot transfer it to someone else.

3.   The contract must have flexible premiums.

4. If you die before your entire interest in the contract has been distributed, your beneficiary may need to receive distributions within a specified time frame (see "Required Minimum Distributions" below).

5. The contract must provide that you cannot contribute more than the lesser of 100% of your taxable compensation or the applicable dollar amount as shown in the table below. This requirement does not apply to qualified rollover contributions. (See "Rollovers and Direct Transfers" below).

6. The contract must provide that any refund of premium will be applied before the close of the calendar year of the year of refund toward the payment of future premiums or the purchase of additional benefits.

The annuity contract described in the prospectus which accompanies this Roth IRA Disclosure Statement contains the provisions described above. Approval as to the form of the contract has been provided by the Internal Revenue Service.


ROLLOVERS AND DIRECT TRANSFERS

1. You may make a qualified rollover contribution to this Roth IRA from any "eligible retirement plan" including a qualified plan, a 403(b) plan, a 457 governmental plan or any kind of IRA, including another Roth IRA, and such a contribution will not count toward the annual limit on contributions to this Roth IRA. Prior to 2010, you could make a qualified rollover contribution from any of these accounts (except another Roth IRA or Roth account in a 401(k) or 403(b) plan) only if your modified adjusted gross income for the year in which the rollover will occur is $100,000 or less and you are not a married individual filing a separate return from your spouse. Beginning in 2010, the modified adjusted gross income and filing status limitations for rollovers have been removed. A rollover from a traditional IRA may be subject to income taxes. However, taxation of income from taxable rollovers from these other eligible retirement plans that occur in 2010 may be recognized ratably in 2011 and 2012. After 2011, all income will be recognized in the year of the rollover.

2. Any after-tax amount distributed rolled over to your Roth IRA (such as non-deductible contributions to a traditional IRA) will not be subject to federal income taxes. Qualified rollovers from a Roth account in a Section 401(k) or a Section 403(b) plan are also not taxable.

3. You must complete any qualified rollover contribution by the 60th day after the date you receive a distribution from the plan or your IRA.

4. A direct transfer of funds in a rollover to a Roth IRA from one trustee or insurance company to this Roth IRA, and any rollover from a Roth account in a Section 401(k) or a Section 403(b) plan is not required to be counted as a rollover.

5. A distribution from this Roth IRA may be used as a rollover contribution to another Roth IRA. You may not transfer a Roth IRA to a traditional IRA or any other qualified plan, including a Roth account in a Section 401(k) or a
     Section 403(b) plan.

6. You may not rollover minimum required distributions from your traditional IRA, any qualified plan or Section 403(b) plan, or governmental 457 plan into this Roth IRA.

7. A rollover contribution from one IRA to another IRA, other than a qualified rollover contribution from a traditional IRA to a Roth IRA, may be made only once a year. The one-year period begins on the date you receive the distribution from the first IRA, not on the date you roll it over (reinvest it) into another IRA. A conversion from a traditional IRA to a Roth IRA is not treated as a rollover for purposes of the one-year rule.


AMOUNT OF ANNUAL CONTRIBUTION

1. In general, the amount you can contribute each year to the Roth IRA is the lesser of 100% of compensation or $5,000. If you are age 50 or over, you may make an additional catch-up contribution to a Roth IRA of $1,000 for each tax year.

     If you have more than one IRA (either a Roth IRA or a traditional IRA), the limit applies to the total contributions made to your IRAs for the year. Wages, salaries, tips, professional fees, bonuses and other amounts you receive for providing personal services are compensation. If you own and operate your own business as a sole proprietor, your net earnings reduced by your deductible contributions on your behalf to self-employed retirement plans is compensation. If you are an active partner in a partnership and provide services to the partnership, your share of partnership income reduced by deductible contributions made on your behalf to qualified retirement plans is compensation.

2. No amount you contribute to the Roth IRA will be deductible for federal income tax purposes.

3. Contributions to your Roth IRA can be made at any time or by the due date of your federal tax return, not including extensions. If you make a contribution between January 1 and April 15, however, you may elect to treat the contribution as made either in that year or in the preceding year.

4. If both you and your spouse have compensation, you can each set up your own Roth IRA. The contribution for each of you is figured separately and depends on how much each of you earns. Both of you cannot participate in the same Roth IRA.

5. If you and your spouse file a joint return, each of you may contribute up to $5,000 (or $6,000 in 2010 if you are age 50 or older) to your own Roth IRA annually if your joint income in 2010 is at least equal to the combined contributions. The maximum amount the higher compensated spouse may contribute for the year 2010 is the lesser of $5,000 (or $6,000 if you are age 50 or older) or 100% of that spouse's compensation. The maximum the lower compensated spouse may contribute is the lesser of: (i) $5,000 (or $6,000 if you are age 50 or older) or (ii) 100% of that spouse's compensation plus the amount by which the higher compensated spouse's compensation exceeds the amount the higher compensated spouse contributes to his or her Roth IRA.

6. Your maximum annual contribution amount shall be phased-out if you are single and have an adjusted gross income between $105,000 and $120,000, or if you are married and you and your spouse have a combined adjusted gross income between $167,000 and $177,000 in accordance with Internal Revenue Code Section 408A(c)(3).


TAX STATUS OF DISTRIBUTIONS

1. Since your contributions to the contract will be made with after-tax dollars, your contributions will not be subject to federal income tax when they are distributed to you. Distributions from the Roth IRA will be considered as coming first from your contributions and then from the earnings on your contributions. You will owe no federal income tax when earnings on your contributions are distributed to you, provided they are distributed in a "qualified distribution."

2. "Qualified distributions" from the Roth IRA will not be subject to federal income tax or the additional 10% early withdrawal tax. To be qualified, a distribution must:

     a. occur after the five-year period beginning on the first day of the year you made your initial contribution to any Roth IRA, and

     b.   must be:

          (1)  made on or after the date on which you attain age 59 1/2;

          (2)  made to a beneficiary (or your estate) on or after your death;

          (3)  attributable to your being disabled; or

          (4) a distribution to pay for "qualified first-time homebuyer expenses" under Internal Revenue Code Section 72(t)(8) up to $10,000.

3. You will owe federal income tax, and perhaps an additional 10% early withdrawal tax, as a result of obtaining a "nonqualified distribution."

4. Amounts held in Roth IRAs are generally subject to the imposition of federal estate taxes. If you elect to have all or any part of your account payable to a beneficiary (or beneficiaries) upon your death, the election generally will not subject you to any gift tax liability.


REQUIRED MINIMUM DISTRIBUTIONS

1. You are not required to receive minimum distributions from your Roth IRA during your lifetime.

2. If you die before the entire balance in your Roth IRA has been distributed, the general rule is that the entire balance must be distributed in substantially equal installments over a fixed period not exceeding the designated beneficiary's life expectancy (as determined under Internal Revenue Service regulations), beginning no later than December 31 of the year following the year in which you died. If you have no individual designated beneficiary, or if the beneficiary elects to delay distributions, your account must be distributed by the end of the fifth calendar year after the year of your death. If this period includes the year 2009, the five year period is extended to six years. If your spouse is the sole designated beneficiary of your Roth IRA on your date of death, these rules do not apply and the Roth IRA will be treated as your spouse's IRA, and no distributions from the Roth IRA to your spouse will be required during your spouse's lifetime. The Federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws. Therefore spousal continuation will not be available to such partners or same sex marriage spouses. Consult a tax advisor for more information on this subject.

3. Life expectancies are determined using the life expectancy tables shown in IRS Publication 590 "Individual Retirement Arrangements." To obtain a free copy of IRS Publication 590, write the IRS Forms Distribution Center for your area as shown in your income tax return instructions, or you may download Publication 590 from www.irs.gov.

4. If the actual distribution from your Roth IRA is less than the minimum amount that should be distributed in accordance with the rules set forth above, the difference is an excess accumulation. There is a 50% excise tax on any excess accumulations.


WHAT HAPPENS IF EXCESS CONTRIBUTIONS ARE MADE TO MY ROTH IRA?

1. You must pay a 6% excise tax if you make excess contributions to your Roth IRA. Generally, an excess contribution is the amount contributed to your Roth IRA that is above the maximum amount you can contribute for the year.

2. You will not have to pay the 6% excise tax if you withdraw the excess amount, plus the net income on those excess contributions, by the date your tax return is due, including extensions, for the year of the contribution. The net earnings on these excess contributions will be included in your income for the year in which the contributions were made.

3. If your excess contributions, plus the net income on those contributions, are distributed after the due date of your tax return for the year of contribution, the earnings on those contributions may be subject to federal income tax and the 10% tax on premature distributions. However, if you choose to leave the excess contributions in your Roth IRA after the due date of your income tax return for the year of contribution, the excess contributions will be treated as deemed Roth IRA contributions for subsequent years, to the extent you contribute less than the maximum amount which you are allowed to contribute for those subsequent years.


ARE THERE ANY PENALTIES FOR PREMATURE DISTRIBUTIONS?

There is an additional tax on premature distributions which are part of a nonqualified distribution equal to 10% of the amount of the premature distribution that you must include in your gross income. (See the discussion above on the "Tax Status of Distributions.") Premature distributions are generally amounts you withdraw from your Roth IRA before you are age 59 1/2. However, the tax on premature distributions does not apply:

1. To distributions that constitute qualified rollover contributions to another Roth IRA.

2. To a series of substantially equal periodic payments made over your life or life expectancy, or the joint life expectancy of you and your beneficiary.

3. To amounts distributed to a beneficiary, or your estate, on or after your death.

4. If you are permanently disabled. You are considered disabled if you cannot do any substantial gainful activity because of your physical or mental condition. A physician must determine that your condition can be expected to result in death or to be of long, continued, and indefinite duration.

5. To a distribution which does not exceed the amount of your medical expenses that could be deducted for the year (generally speaking, medical expenses paid during a year are deductible to the extent they exceed 7 1/2% of your adjusted gross income for the year).

6. To a distribution (subject to certain restrictions) that does not exceed the premiums you paid for health insurance coverage for yourself, your spouse and dependents if you have been unemployed and received unemployment compensation for at least 12 weeks.

7. To a "qualified first-time homebuyer distribution," within the meaning of Internal Revenue Code Section 72(t)(8), up to $10,000.

8. To a distribution for post-secondary education costs for you, your spouse or any child or grandchild of you or your spouse.

9. To a distribution due to a levy by the Internal Revenue Service of the qualified plan.

10.  To a qualified reservist distribution.


IRA EXCISE TAX REPORTING

Use Form 5329, Return for Individual Retirement Arrangement Taxes, to report the excise taxes on excess contributions and premature distributions. If you do not owe any excise taxes, you do not need to file Form 5329. Further information can be obtained from any district office of the Internal Revenue Service.


TRANSACTIONS WITH YOUR ROTH IRA

If you engage in a so-called prohibited transaction with respect to your Roth IRA, the IRA will lose its exemption from tax. In this event, you will be taxed on the taxable portion of the fair market value of the contract even if you do not actually receive a distribution. In addition, if you are less than age 59 1/2, your taxes may be further increased by a penalty tax in an amount equal to 10% of the taxable portion of the fair market value of the contract. These prohibited transactions include borrowing money from your Roth IRA, using your Roth IRA account as security for a loan or a number of other financial transactions with your Roth IRA. If you pledge your Roth IRA as security for a loan, then the amount or portion pledged is considered to be distributed to you and also the taxable portion must be included in your gross income. (Note: This contract does not allow borrowings under it, nor may it be assigned or pledged as collateral for a loan.)


FINANCIAL INFORMATION

Contributions to your Roth IRA contract are subject to certain charges including the mortality and expense risk fee. Any applicable charges are described in more detail in the variable annuity contract prospectus which accompanies this Roth IRA Disclosure Statement. The mortality and expense risk fee is not deducted from contract value allocated to the contract's general account option. See the accompanying prospectus for the Underlying Funds for information about the charges associated with the funds underlying the variable annuity contract. Contractowners who allocate contract value to the Subaccounts bear a pro rata share of the underlying fund's fees and expenses. The growth in value of the Roth IRA contract is neither guaranteed, nor projected, but is based upon the investment experience of the Underlying Fund portfolios that correspond to the Subaccounts to which you have allocated contract value.

IMPORTANT: The discussion of the tax rules for Roth IRAs in this Disclosure Statement is based upon the best available information. However, the rules that apply to Roth IRAs, including those applicable to the conversion and reconversion of IRAs, are complex and may have consequences that are specific to your personal tax or financial situation. Therefore, you should consult your tax advisor for the latest developments and for advice about how maintaining a Roth IRA will affect your personal tax or financial situation.


             THIS DISCLOSURE STATEMENT IS NOT PART OF THE PROSPECTUS

                                   APPENDIX C


          RIDERS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010



GUARANTEED MINIMUM INCOME BENEFIT (THIS RIDER WAS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010) -- This rider makes available a minimum amount for the purchase of a fixed Annuity ("Minimum Income Benefit"). The Minimum Income Benefit is equal to Purchase Payments and any Credit Enhancements, net of any premium tax, less an adjustment for withdrawals, increased at an annual effective rate of interest of 3% or 5%, as elected in the application. (If you elected the Guaranteed Minimum Income Benefit at 5%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the Dreyfus General Money Market Subaccount or the Fixed Account; however, you will still pay the rider charge applicable to the 5% rate.) Any amounts allocated to the Loan Account, however, will earn only the Guaranteed Rate.
     In crediting interest, the Company takes into account the timing of when each Purchase Payment and withdrawal occurred and accrues such interest until the earlier of: (1) the Annuity Start Date, or (2) the Contract Anniversary following the oldest Annuitant's 80th birthday. In the event of a withdrawal, the Minimum Income Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.
     You may apply the Minimum Income Benefit, less any applicable premium tax and pro rata account administration charge, to purchase a fixed Annuity within 30 days of any Contract Anniversary following the 10th Contract Anniversary. You may apply the Minimum Income Benefit to purchase only a fixed Annuity under Option 2, life income with a 10-year period certain, or Option 4B, joint and last survivor with a 10-year period certain. See the discussion of Options 2 and 4 under "Annuity Options." The Annuity rates for this rider are based upon the 1983(a) mortality table with mortality improvement under projection scale G and an interest rate of 2 1/2%. This rider was available only if the age of the Owner at the time the Contract was issued was age 79 or younger.

GUARANTEED GROWTH DEATH BENEFIT (THIS RIDER WAS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010) -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or

3.   The Guaranteed Growth Death Benefit.

The Guaranteed Growth Death Benefit is an amount equal to Purchase Payments and any Credit Enhancements), net of any Premium tax, less an adjustment for withdrawals, increased at an annual effective rate of interest of 3%, 5%, 6% or 7% (6% and 7% are not available to Texas residents), as elected in the application. (If you elected the Guaranteed Growth Death Benefit at 5%, 6% or 7%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the Dreyfus General Money Market Subaccount or the Fixed Account; however, you will still pay the rider charge applicable to the rate you have selected.) Any amounts allocated to the Loan Account, however, will only earn the Guaranteed Rate. In crediting interest, the Company takes into account the timing of when each Purchase Payment and withdrawal occurred. The Company accrues such interest until the earliest of: (1) the Annuity Start Date; (2) the Contract Anniversary following the oldest Owner's 80th birthday; (3) the date due proof of the Owner's death and instructions regarding payment are received; or (4) the six-month anniversary of the Owner's date of death. In the event of a withdrawal, the Guaranteed Growth Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.
     The amount of the Guaranteed Growth Death Benefit shall not exceed an amount equal to 200% of Purchase Payments (not including any Credit Enhancements), net of premium tax and any withdrawals, including withdrawal charges.
     If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative

Office within six months of the date of the Owner's death, the death benefit will be Contract Value, as set forth in item 2 above.
     This rider was available only if the age of the Owner at the time the Contract was issued was age 79 or younger. See the discussion under "Death Benefit."

COMBINED ANNUAL STEPPED UP AND GUARANTEED GROWTH DEATH BENEFIT (THIS RIDER WAS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010) -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company;

3.   The Annual Stepped Up Death Benefit (as described above); or

4.   The Guaranteed Growth Death Benefit at 5% (as described above).

     If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be as set forth in item 2 above.
     This rider was available only if the age of the Owner at the time the Contract was issued was age 79 or younger. See the discussion under "Death Benefit."

ENHANCED DEATH BENEFIT (THIS RIDER WAS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010) -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greater of:

1. The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges; or

2. The Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit.

The Enhanced Death Benefit for a Contract issued prior to the Owner attaining age 70 is the lesser of: (1) 50% of Contract gain; or (2) 50% of adjusted Purchase Payments. For a Contract issued after the Owner has attained age 70 or older, the Enhanced Death Benefit is the lesser of: (1) 25% of Contract gain; or
(2) 25% of adjusted Purchase Payments.

o "Contract gain" is equal to Contract Value as of the date due proof of death and instructions with regard to payment are received less adjusted Purchase Payments.

o "Adjusted Purchase Payments" are equal to all Purchase Payments made to the Contract adjusted for withdrawals and any applicable premium tax. In the event of a withdrawal, Purchase Payments are reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

     If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company.
     This rider was available only if the age of the Owner at the time the Contract was issued was age 79 or younger. See the discussion under "Death Benefit."

COMBINED ENHANCED AND ANNUAL STEPPED UP DEATH BENEFIT (THIS RIDER WAS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010) -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or

3. The Annual Stepped Up Death Benefit (as described above), plus the Enhanced Death Benefit (as described above).

     If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company.
     This rider was available only if the age of the Owner at the time the rider was issued was age 79 or younger. See the discussion under "Death Benefit."

COMBINED ENHANCED AND GUARANTEED GROWTH DEATH BENEFIT (THIS RIDER WAS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010) -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or

3. The Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit (as described above).

     If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company.
     This rider was available only if the age of the Owner at the time the rider was issued was age 79 or younger. See the discussion under "Death Benefit."

COMBINED ENHANCED, ANNUAL STEPPED UP, AND GUARANTEED GROWTH DEATH BENEFIT (THIS RIDER WAS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010) -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or

3. The Annual Stepped Up Death Benefit (as described above), plus the Enhanced Death Benefit (as described above); or

4. The Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit (as described above).

     If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company.
     This rider was available only if the age of the Owner at the time the rider was issued was age 79 or younger. See the discussion under "Death Benefit."

GUARANTEED MINIMUM WITHDRAWAL BENEFIT (THIS RIDER WAS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010) -- If you elected this rider when you purchased the Contract, your "Benefit Amount" was equal to a percentage of the initial Purchase Payment including any Credit Enhancement. If you purchased the rider on a Contract Anniversary, your Benefit Amount was equal to a percentage of your Contract Value on the Valuation Date we added this rider to your Contract. The Benefit Amount, which is the amount available for withdrawal under this rider, is reduced as you take Annual Withdrawal Amounts, and the Benefit Amount as so reduced is referred to as the "Remaining Benefit Amount."
     Under this rider, you may withdraw up to a specified amount each Contract Year (the "Annual Withdrawal Amount"), regardless of the performance of your Contract Value, until the Remaining Benefit Amount is reduced to $0. The Annual Withdrawal Amount initially is a percentage of the initial Purchase Payment including any Credit Enhancement (or Contract Value on the purchase date of the rider if the rider was purchased on a Contract Anniversary). You may select one of the following combinations of Annual Withdrawal Amount and Benefit Amount:

------------------------------ --------------------
           ANNUAL
     WITHDRAWAL AMOUNT*          BENEFIT AMOUNT*
------------------------------ --------------------
             5%                       130%
             6%                       110%
             7%                       100%
------------------------------ --------------------
*A percentage of the initial Purchase Payment
 including any Credit Enhancement (or Contract
 Value on the purchase date of the rider if the
 rider was purchased on a Contract Anniversary)
---------------------------------------------------

     If you do not take the Annual Withdrawal Amount during a Contract Year, you may not take more than the Annual Withdrawal Amount in the next Contract Year, without triggering a proportional reduction in the Annual Withdrawal Amount and Remaining Benefit Amount. The Annual Withdrawal Amount can be taken in one withdrawal or multiple withdrawals during the Contract Year. You can continue to take up to the Annual Withdrawal Amount each Contract Year until the Remaining Benefit Amount is depleted.
     If you take more than the Annual Withdrawal Amount in a Contract Year, we will recalculate the Remaining Benefit Amount, and your Annual Withdrawal Amount may be lower in the future. Withdrawals under this rider reduce Contract Value by the amount of the withdrawal, including any applicable withdrawal charges or premium taxes and any forfeited Credit Enhancements; provided, however, that a withdrawal of the Annual Withdrawal Amount is not subject to a withdrawal charge. Any withdrawal up to the Annual Withdrawal Amount in a Contract Year reduces the Free Withdrawal amount otherwise available in that Contract Year, and withdrawals, including withdrawals of the Annual Withdrawal Amount, may result in forfeiture of Credit Enhancements if you have the Extra Credit Rider in effect. Please see the discussion under "Contingent Deferred Sales Charge," and "Extra Credit." Withdrawals, including withdrawals of the Annual Withdrawal Amount, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59 1/2, may be subject to a 10% penalty tax. Please see "Federal Tax Matters."
     The Annual Withdrawal Amount will remain the same each Contract Year unless you make additional Purchase Payments after the purchase date of the rider, withdraw more than the Annual Withdrawal Amount in a Contract Year, or elect to reset the Remaining Benefit Amount as discussed below. If additional Purchase Payments are made, the Annual Withdrawal Amount will increase by an amount equal to 5%, 6% or 7% of the Purchase Payment including any Credit Enhancements, and the Remaining Benefit Amount will increase by an amount equal to 130%, 110% or 100% of the Purchase Payment including any Credit Enhancements, depending on which combination of Annual Withdrawal Amount and Benefit Amount you have selected.
     The Annual Withdrawal Amount and Remaining Benefit Amount are recalculated in the event of a withdrawal in a Contract Year that exceeds the Annual Withdrawal Amount as follows. The Annual Withdrawal Amount and Remaining Benefit Amount respectively are reduced by an amount equal to a percentage of the Annual Withdrawal Amount and Remaining Benefit Amount determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal.
     After the fifth anniversary of the purchase of this rider, you may elect to reset the Remaining Benefit Amount to an amount equal to Contract Value on the reset date and the Annual Withdrawal Amount to 5%, 6% or 7%, as applicable, of Contract Value on that date; provided, however, that the Annual Withdrawal Amount will remain the same if the current Annual Withdrawal Amount is greater than the reset amount. Once a reset election has been made, you may not elect another reset until after the fifth anniversary of the prior reset date. The Company reserves the right to require that resets be effected on a Contract Anniversary and the rider charge may be increased in the event that you elect a reset; provided, however, that such charge will not exceed 1.10%.
     While this rider is in effect, we reserve the right to restrict subsequent Purchase Payments. This rider will terminate upon the earliest of: (1) termination of the Contract, (2) the Annuity Start Date, (3) any Valuation Date on which Contract Value and the Remaining Benefit Amount are equal to $0, (4) a full withdrawal of Contract Value pursuant to a withdrawal that exceeds the Annual Withdrawal Amount for that Contract Year, or (5) upon the first death of any Owner, or if the Owner is a non-natural person, the death of an Annuitant or a Joint Owner that is a natural person. This rider may not be reinstated by Purchase Payments or reset after such termination. This rider was available only if the age of each Owner and Annuitant at the time the rider was purchased was age 85 or younger.
     If you have a qualified contract, you may be required to take minimum distributions from the Contract during your lifetime. If your required minimum distribution amount exceeds your Annual Withdrawal Amount, you will have to withdraw more than the Annual Withdrawal Amount to avoid the imposition of a 50% excise tax, causing a proportional reduction in the Remaining Benefit Amount.

TOTAL PROTECTION (THIS RIDER WAS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010) -- This rider makes available a (1) Guaranteed Growth Death Benefit at 5%; (2) Guaranteed Minimum Withdrawal Benefit with an Annual Withdrawal Amount of 5% and a Benefit Amount of 100%; and (3) Guaranteed Minimum Accumulation Benefit as described below.
     Upon the death of the Owner or any Joint Owner prior to the Annuity Start Date, a Guaranteed Growth Death Benefit at 5% will be available as described under "Guaranteed Growth Death Benefit," with the following differences. Under this rider, the Guaranteed Growth Death Benefit will be reduced by any Annual Withdrawal Amount taken under the Guaranteed Minimum Withdrawal Benefit and will be reduced proportionately by any withdrawal that exceeds in whole or in part the Annual Withdrawal Amount for the Contract Year. The Guaranteed Growth Death Benefit is reduced as of the date of any such withdrawal by a percentage that is determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal. Also, under this rider, the amount of the Guaranteed Growth Death Benefit shall not exceed an amount equal to 200% of Purchase Payments (not including any Credit Enhancements or Purchase Payments made during the 12 months preceding the Owner's date of death), net of premium tax and any withdrawals, including withdrawal charges. Finally, under this rider, the annual effective rate of interest used in calculating the benefit will be 5% for Contract Value allocated to any of the Subaccounts, including the Dreyfus General Money Market Account Subaccount. If the Guaranteed Growth Death Benefit on any Valuation Date is equal to $0, the benefit will terminate and may not be reinstated or reset (as described below) after such termination.
     This rider also makes available a Guaranteed Minimum Withdrawal Benefit (as described under "Guaranteed Minimum Withdrawal Benefit" above); provided, however, that the Annual Withdrawal Amount is equal to 5%, and the Remaining Benefit Amount is equal to 100%, of the initial Purchase Payment including any Credit Enhancement (or Contract Value on the purchase date of this rider if the rider was purchased on a Contract Anniversary).
     The Guaranteed Minimum Accumulation Benefit provides that at the end of the "Term," which is the ten-year period beginning on the date of your purchase of the rider, the Company will apply an additional amount to your Contract if the Contract Value on that date is less than the Guaranteed Minimum Accumulation Benefit amount. The additional amount will be equal to the difference between the Contract Value on that date and the Guaranteed Minimum Accumulation Benefit amount on that date. Any additional amount added to your Contract will be allocated among the Subaccounts in the same proportion as Contract Value is allocated on that date. No additional amount will be applied if the Contract Value is greater than the Guaranteed Minimum Accumulation Benefit amount on the last day of the Term.
     The Guaranteed Minimum Accumulation Benefit amount is equal to 105% of your initial Purchase Payment including any Credit Enhancement (or Contract Value on the purchase date of this rider if the rider was purchased on a Contract Anniversary); plus 105% of any Purchase Payments (including any Credit Enhancements) made during the first three years of the Term; less any withdrawals of the Annual Withdrawal Amount under the Guaranteed Minimum Withdrawal Benefit; and less an adjustment for any withdrawals that exceed in whole or in part the Annual Withdrawal Amount for the Contract Year. The adjustment reduces the Guaranteed Minimum Accumulation Benefit amount by a percentage that is determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal.
     The Guaranteed Minimum Accumulation Benefit will terminate upon payment of any additional amount as described above or upon expiration of the Term without payment of an additional amount. This benefit may not be reinstated by Purchase Payments or reset after such termination.
     After the fifth anniversary of the purchase of this rider, you may elect to reset the Remaining Benefit Amount, the Guaranteed Growth Death Benefit and the Guaranteed Minimum Accumulation Benefit to an amount equal to Contract Value on the reset date; provided that Contract Value on that date is greater than the Remaining Benefit Amount. The Annual Withdrawal Amount will reset to 5% of Contract Value on the reset date, unless the current Annual Withdrawal Amount is greater, in which case the Annual Withdrawal Amount will remain the same. The reset election must be made as to all or none of the Remaining Benefit Amount, the Guaranteed Growth Death Benefit and the Guaranteed Minimum Accumulation Benefit. If you elect a reset, a new Term will begin for the Guaranteed Minimum Accumulation Benefit effective on the reset date. Once a reset election has been made, you may not elect another reset until after the fifth anniversary of the prior reset date. The Company reserves the right to require that resets be effected on a Contract Anniversary and the rider charge may be increased in the event that you elect a reset; provided, however, that such charge will not exceed 1.45%.
     This rider will terminate upon the earliest of: (1) termination of the Contract, (2) the Annuity Start Date, (3) any Valuation Date on which Contract Value and the Remaining Benefit Amount are equal to $0,

(4) a full withdrawal of Contract Value pursuant to a withdrawal that exceeds the Annual Withdrawal Amount for that Contract Year, or (5) upon the first death of any Owner, or if the Owner is a non-natural person, the death of an Annuitant or a Joint Owner that is a natural person.
     While this rider is in effect, we reserve the right to restrict subsequent Purchase Payments. This rider was available only if the age of each Owner and Annuitant at the time the rider was purchased was age 79 or younger.
     Because of the ten-year Term, if you are within ten years of your required beginning date for taking required minimum distributions under a Qualified Contract, you may not be able to receive the full value of the Guaranteed Minimum Accumulation Benefit. You should consult a tax adviser before resetting the Guaranteed Minimum Accumulation Benefit with a Qualified Contract.

WAIVER OF WITHDRAWAL CHARGE--10 YEARS OR DISABILITY (THIS RIDER WAS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010) -- This Rider makes available a waiver of any withdrawal charge if at the time of withdrawal:

o The Contract has been in force for 10 or more Contract Years and the Owner has made Purchase Payments on a quarterly (or more frequent) basis for at least five full Contract Years; or

o The Owner has become totally and permanently disabled after the Contract Date and prior to age 65.

Effective as of the date of the first withdrawal under the terms of this Rider, no additional Purchase Payments may be made to the Contract.

WAIVER OF WITHDRAWAL CHARGE--HARDSHIP (THIS RIDER WAS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010) -- This Rider makes available a waiver of any withdrawal charge in the event the Owner experiences a hardship, as defined for purposes of Section 401(k) of the Internal Revenue Code of 1986, as amended. The Company may require the Owner to provide satisfactory proof of hardship. Effective as of the date of the first withdrawal under the terms of this Rider, no additional Purchase Payments may be made to the Contract.

WAIVER OF WITHDRAWAL CHARGE--5 YEARS AND AGE 59 1/2 (THIS RIDER WAS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010) -- This Rider makes available a waiver of any withdrawal charge if at the time of withdrawal:

o    The Owner is age 59 1/2 or older; and

o The Owner has made Purchase Payments on a quarterly (or more frequent) basis for at least 5 full Contract Years.

Effective as of the date of the first withdrawal under the terms of this Rider, no additional Purchase Payments may be made to the Contract.

                                                     [SECURITY BENEFIT(R) LOGO]


PROSPECTUS                                          May 1, 2010

-------------------------------------------------------------------------------
SECURITY BENEFIT ADVISOR VARIABLE ANNUITY
-------------------------------------------------------------------------------

Important Privacy Notice Included

See Back Cover

Variable annuity contracts issued by Security Benefit Life Insurance Company and offered by Security Distributors, Inc.


6919                                                     32-69190-00  2010/05/01

-------------------------------------------------------------------------------
                   SECURITY BENEFIT ADVISOR VARIABLE ANNUITY

                      INDIVIDUAL FLEXIBLE PURCHASE PAYMENT
                       DEFERRED VARIABLE ANNUITY CONTRACT

              ISSUED BY:                                       MAILING ADDRESS:
SECURITY BENEFIT LIFE INSURANCE COMPANY              SECURITY BENEFIT LIFE INSURANCE COMPANY
ONE SECURITY BENEFIT PLACE                           P.O. BOX 750497
TOPEKA, KANSAS 66636-0001                            TOPEKA, KANSAS 66675-0497
1-800-888-2461

-------------------------------------------------------------------------------

     This Prospectus describes the Security Benefit Advisor Variable Annuity-a flexible purchase payment deferred variable annuity contract (the "Contract") offered by Security Benefit Life Insurance Company (the "Company"). The Contract is available for individuals in connection with a retirement plan qualified under Section 402A, 403(b), 408 or 408A of the Internal Revenue Code. The Contract is designed to give you flexibility in planning for retirement and other financial goals.

     You may allocate your Purchase Payments and Contract Value to one or more of the Subaccounts that comprise a separate account of the Company called the Variable Annuity Account XIV, or to the Fixed Account. Each Subaccount invests in a corresponding mutual fund (the "Underlying Fund"). The Subaccounts currently available under the Contract are:


o     American Century Equity Income
o     American Century Heritage
o     American Century International Growth
o     American Century Select
o     American Century Strategic Allocation: Aggressive
o     American Century Strategic Allocation: Conservative
o     American Century Strategic Allocation: Moderate
o     American Century Ultra
o     Aston/Optimum Mid Cap
o     Baron Asset
o     Calamos Growth and Income
o     Calamos High Yield
o     Dreyfus Appreciation
o     Dreyfus General Money Market
o     Dreyfus Mid Cap Value
o     Dreyfus Strategic Value
o     Federated Bond
o     Fidelity Advisor Dividend Growth
o     Fidelity Advisor Mid Cap(1)
o     Fidelity Advisor Real Estate
o     Fidelity Advisor Value Strategies
o     Goldman Sachs Emerging Markets Equity
o     Goldman Sachs Government Income
o     Invesco Basic Value (formerly AIM Basic Value)
o     Invesco Dynamics (formerly AIM Dynamics)
o     Invesco Large Cap Growth (formerly AIM Large Cap Growth)
o     Invesco Mid Cap Core Equity (formerly AIM Mid Cap Core Equity)
o     Invesco Small Cap Growth (formerly AIM Small Cap Growth)
o     Invesco Technology (formerly AIM Technology)
o     Janus INTECH Risk Managed Core (formerly Janus Adviser INTECH Risk Managed
       Core)
o     Janus Overseas (formerly Janus Adviser International Growth)
o     Neuberger Berman Partners
o     Neuberger Berman Socially Responsive
o     Northern Institutional Global Tactical Asset Allocation
o     Northern Large Cap Value
o     Northern Select Equity
o     PIMCO All Asset
o     PIMCO Foreign Bond (U.S. Dollar Hedged)
o     PIMCO Real Return

-------------------------------------------------------------------------------
     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THE PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     YOU SHOULD READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE
REFERENCE.

     PROSPECTUSES FOR THE UNDERLYING FUNDS SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THIS PROSPECTUS BEFORE INVESTING. YOU MAY OBTAIN PROSPECTUSES FOR THE UNDERLYING FUNDS BY CONTACTING THE COMPANY AT 1-800-888-2461.

     EXPENSES FOR THIS CONTRACT, IF PURCHASED WITH AN EXTRA CREDIT RIDER OR BONUS MATCH RIDER, MAY BE HIGHER THAN EXPENSES FOR A CONTRACT WITHOUT AN EXTRA CREDIT RIDER OR BONUS MATCH RIDER. THE AMOUNT OF CREDIT ENHANCEMENT, OR BONUS AMOUNT AND APPLICABLE ADDITIONAL AMOUNTS, MAY BE MORE THAN OFFSET BY ANY ADDITIONAL FEES AND CHARGES.

     THE CONTRACT IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THE VALUE OF YOUR CONTRACT CAN GO UP AND DOWN AND YOU COULD LOSE MONEY.

DATE:  MAY 1, 2010
-------------------------------------------------------------------------------
                   Protected by U.S. Patent No. 7,251,623 B1.
-------------------------------------------------------------------------------
6919                                                     32-69190-00  2010/05/01

o     PIMCO Total Return
o     Prudential Jennison 20/20 Focus (formerly Jennison 20/20 Focus)
o     Prudential Jennison Small Company (formerly Jennison Small Company) (2)
o     Prudential Small-Cap Core Equity (formerly Dryden Small-Cap Core Equity)
o     Royce Opportunity
o     Royce Value
o     RS Partners
o     RS Technology
o     RS Value
o     Rydex | SGI All-Cap Opportunity(3)
o     Rydex | SGI Alpha Opportunity(3)
o     Rydex | SGI Global(3)
o     Rydex | SGI High Yield(3)
o     Rydex | SGI Large Cap Concentrated Growth (formerly Security Select 25)(3)
o     Rydex | SGI Large Cap Core (formerly Security Equity)(3)
o     Rydex | SGI Large Cap Value(3)
o     Rydex | SGI Mid Cap Growth(3)
o     Rydex | SGI Mid Cap Value(3)
o     Rydex | SGI Small Cap Growth(3)
o     Rydex | SGI U.S. Intermediate Bond(3)
o     T. Rowe Price Capital Appreciation
o     T. Rowe Price Growth Stock
o     Van Kampen Comstock
o     Van Kampen Equity and Income
o     Van Kampen Mid Cap Growth
o     Wells Fargo Advantage Growth
o     Wells Fargo Advantage Large Company Core
o     Wells Fargo Advantage Opportunity
o     Wells Fargo Advantage Small Cap Value

1 The Fidelity Advisor Mid Cap Subaccount is available only if you purchased your Contract prior to July 31, 2004. Contractowners who purchased prior to that date may continue to allocate Purchase Payments and transfer Contract Value to the Fidelity Advisor Mid Cap Subaccount. If you purchased your Contract on or after July 30, 2004, you may not allocate Purchase Payments or transfer your Contract Value to the Fidelity Advisor Mid Cap Subaccount.

2 The Jennison Small Company Subaccount is available only if you purchased your Contract prior to November 23, 2007. Contractowners who purchased prior to that date may continue to allocate Purchase Payments and transfer Contract Value to the Jennison Small Company Subaccount. If you purchased your Contract on or after November 23, 2007, you may not allocate Purchase Payments or transfer your Contract Value to the Jennison Small Company Subaccount.

3 Effective May 1, 2010, although their legal names will not change the Rydex and Security Funds will be marketed with the name "Rydex| SGI."


     Amounts that you allocate to the Subaccounts under a Contract will vary based on investment performance of the Subaccounts. To the extent that you allocate Contract Value to the Subaccounts, the Company does not guarantee any amount of Contract Value.

     Amounts that you allocate to the Fixed Account earn interest at rates that are paid by the Company as described in "The Fixed Account." Contract Value allocated to the Fixed Account is guaranteed by the Company, subject to its financial strength and claims-paying ability.

     When you are ready to receive annuity payments, the Contract provides several options for annuity payments. See "Annuity Options."


     This Prospectus concisely sets forth information about the Contract and the Separate Account that you should know before purchasing the Contract. The "Statement of Additional Information," dated May 1, 2010, which has been filed with the Securities and Exchange Commission ("SEC"), contains certain additional information. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference into this Prospectus and is available at no charge. You may obtain a Statement of Additional Information or a prospectus for any of the Underlying Funds by writing the Company at One Security Benefit Place, Topeka, Kansas 66636 or by calling 1 800 888 2461. The table of contents of the Statement of Additional Information is set forth on page 62 of this Prospectus.


     The SEC maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding companies that file electronically with the SEC.

                               TABLE OF CONTENTS

                                                                           Page
DEFINITIONS                                                                   5

SUMMARY                                                                       6
 Purpose of the Contract                                                      6
 The Separate Account and the Funds                                           6
 Fixed Account                                                                6
 Purchase Payments                                                            6
 Contract Benefits                                                            6
 Optional Riders                                                              7
 Free-Look Right                                                              7
 Charges and Deductions                                                       7
 Tax-Free Exchanges                                                           9
 Contacting the Company                                                       9

EXPENSE TABLE                                                                10
 Contract Owner Transaction Expenses                                         10
 Periodic Expenses                                                           10
 Optional Rider Expenses                                                     11
 Example                                                                     12

CONDENSED FINANCIAL INFORMATION                                              13

INFORMATION ABOUT THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS           23
 Security Benefit Life Insurance Company                                     23
 Purchase Transaction and Demutualization                                    23
 Published Ratings                                                           25
 Separate Account                                                            25
 Underlying Funds                                                            25
 Services and Administration                                                 27

THE CONTRACT                                                                 27
 General                                                                     27
 Important Information About Your Benefits Under the Contract                27
 Application for a Contract                                                  28
 Optional Riders                                                             28
 Annual Stepped Up Death Benefit                                             28
 Extra Credit                                                                29
 Waiver of Withdrawal Charge                                                 30
 Alternate Withdrawal Charge                                                 30
 Waiver of Withdrawal Charge - 15 Years or Disability                        31
 Riders Available for Purchase Only Prior to February 1, 2010                31
 Purchase Payments                                                           31
 Allocation of Purchase Payments                                             31
 Dollar Cost Averaging Option                                                32
 Asset Reallocation Option                                                   32
 Transfers of Contract Value                                                 33
 Contract Value                                                              37
 Determination of Contract Value                                             37
 Cut-Off Times                                                               38
 Full and Partial Withdrawals                                                38
 Systematic Withdrawals                                                      39
 Free-Look Right                                                             39
 Death Benefit                                                               40
 Distribution Requirements                                                   41
 Death of the Annuitant                                                      41

CHARGES AND DEDUCTIONS                                                       41
 Contingent Deferred Sales Charge                                            41
 Mortality and Expense Risk Charge                                           42
 Administration Charge                                                       42
 Account Administration Charge                                               42
 Premium Tax Charge                                                          42
 Loan Interest Charge                                                        43
 Other Charges                                                               43
 Variations in Charges                                                       43
 Optional Rider Charges                                                      43
 Teacher Retirement System of Texas - Limits on Optional Riders              43
 Guarantee of Certain Charges                                                45
 Underlying Fund Expenses                                                    45

ANNUITY PERIOD                                                               45
 General                                                                     45
 Annuity Options                                                             46
 Selection of an Option                                                      48

THE FIXED ACCOUNT                                                            48
 Interest                                                                    48
 Death Benefit                                                               49
 Contract Charges                                                            49
 Transfers and Withdrawals from the Fixed Account                            49
 Payments from the Fixed Account                                             50

MORE ABOUT THE CONTRACT                                                      50
 Ownership                                                                   50
 Designation and Change of Beneficiary                                       50
 Dividends                                                                   50
 Payments from the Separate Account                                          50
 Proof of Age and Survival                                                   50
 Misstatements                                                               50
 Loans                                                                       50
 Restrictions on Withdrawals from Qualified Plans                            52
 Restrictions under the Texas Optional Retirement Program                    52

FEDERAL TAX MATTERS                                                          53
 Introduction                                                                53
 Tax Status of the Company and the Separate Account                          53

                                                                           Page
 Qualified Plans                                                             53
 Other Tax Considerations                                                    57

OTHER INFORMATION                                                            58
 Voting of Underlying Fund Shares                                            58
 Substitution of Investments                                                 58
 Changes to Comply with Law and Amendments                                   59
 Reports to Owners                                                           59
 Electronic Privileges                                                       59
 State Variations                                                            59
 Legal Proceedings                                                           59
 Sale of the Contract                                                        60
 Legal Matters                                                               61

PERFORMANCE INFORMATION                                                      61

ADDITIONAL INFORMATION                                                       62
 Registration Statement                                                      62
 Financial Statements                                                        62

TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION                    62

OBJECTIVES FOR UNDERLYING FUNDS                                              63

APPENDIX A - IRA Disclosure Statement
APPENDIX B - Roth IRA Disclosure Statement
APPENDIX C - Riders Available for Purchase
    Only Prior to February 1, 2010


-------------------------------------------------------------------------------
YOU MAY NOT BE ABLE TO PURCHASE THE CONTRACT IN YOUR STATE. YOU SHOULD NOT CONSIDER THIS PROSPECTUS TO BE AN OFFERING IF THE CONTRACT MAY NOT BE LAWFULLY OFFERED IN YOUR STATE. YOU SHOULD ONLY RELY UPON INFORMATION CONTAINED IN THIS PROSPECTUS OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.
-------------------------------------------------------------------------------

DEFINITIONS

     Various terms commonly used in this Prospectus are defined as follows:

     ACCUMULATION UNIT - A unit of measure used to calculate Contract Value.

     ADDITIONAL AMOUNT - An amount the Company may add to Contract Value under the Bonus Match Rider.

     ADMINISTRATIVE OFFICE - The Annuity Administration Department of the Company, P.O. Box 750497, Topeka, Kansas 66675 0497.

     ANNUITANT - The person that you designate on whose life annuity payments may be determined. If you designate Joint Annuitants, "Annuitant" means both Annuitants unless otherwise stated.

     ANNUITY - A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Beneficiary during the period specified in the Annuity Option.

     ANNUITY OPTIONS - Options under the Contract that prescribe the provisions under which a series of annuity payments are made.

     ANNUITY PERIOD - The period beginning on the Annuity Start Date during which annuity payments are made.

     ANNUITY START DATE - The date when annuity payments begin as elected by the Owner.

     ANNUITY UNIT - A unit of measure used to calculate variable annuity payments under Options 1 through 4, 7 and 8.

     AUTOMATIC INVESTMENT PROGRAM - A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.

     BONUS AMOUNT - An amount added to Contract Value during the Bonus Amount Period under the Bonus Match Rider. The Company applies the Bonus Amount to the first $10,000 in Purchase Payments in any Contract Year that are made under a salary reduction agreement in connection with a retirement plan qualified under
Section 403(b) of the Internal Revenue Code.

     CONTRACT DATE - The date the Contract begins as shown in your Contract. Annual Contract Anniversaries are measured from the Contract Date. It is usually the date that your initial Purchase Payment is credited to the Contract.

     CONTRACT DEBT - The unpaid loan balance including loan interest.

     CONTRACT VALUE - The total value of your Contract which includes amounts allocated to the Subaccounts and the Fixed Account as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.

     CONTRACT YEAR - Each twelve-month period measured from the Contract Date.

     CREDIT ENHANCEMENT - An amount added to Contract Value under the Extra Credit Rider.

     DESIGNATED BENEFICIARY - The person having the right to the death benefit, if any, payable upon the death of the Owner or the Joint Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner's Estate.

     FIXED ACCOUNT - An account that is part of the Company's General Account to which you may allocate all or a portion of your Contract Value to be held for accumulation at fixed rates of interest (which may not be less than the Guaranteed Rate) declared periodically by the Company. See "The Fixed Account."

     GENERAL ACCOUNT - All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.

     GUARANTEED RATE - The minimum interest rate earned on the Fixed Account, which accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state.

     OWNER - The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.

     PARTICIPANT - A Participant under a Qualified Plan.

     PURCHASE PAYMENT - An amount paid to the Company as consideration for the Contract.

     SEPARATE ACCOUNT - The Variable Annuity Account XIV, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Underlying Fund.

     SUBACCOUNT - A division of the Separate Account of the Company which invests in a corresponding Underlying Fund.

     UNDERLYING FUND - A mutual fund or series thereof that serves as an investment vehicle for its corresponding Subaccount.

     VALUATION DATE - Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     VALUATION PERIOD - A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

     WITHDRAWAL VALUE - The amount you will receive upon full withdrawal of the Contract. It is equal to Contract Value less any Contract Debt, any applicable withdrawal charges, any pro rata account administration charge and any uncollected premium taxes. If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. The Withdrawal Value during the Annuity Period under Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.

SUMMARY

     This summary provides a brief overview of the more significant aspects of the Contract. Further detail is provided in this Prospectus, the Statement of Additional Information, and the Contract. Unless the context indicates otherwise, the discussion in this summary and the remainder of the Prospectus relates to the portion of the Contract involving the Separate Account. The Fixed Account is briefly described under "The Fixed Account" and in the Contract.

PURPOSE OF THE CONTRACT - The flexible purchase payment deferred variable annuity contract (the "Contract") described in this Prospectus is designed to give you flexibility in planning for retirement and other financial goals..

     You may purchase the Contract, on an individual basis, in connection with a retirement plan qualified under Section 402A, 403(b), 408 or 408A of the Internal Revenue Code of 1986, as amended ("Qualified Plan"). Please see the discussion under "The Contract" for more detailed information.

     For details about the compensation payments the Company makes in connection with the sale of the Contract, see "Sale of the Contract."

THE SEPARATE ACCOUNT AND THE FUNDS - The Separate Account is divided into accounts referred to as Subaccounts. See "Separate Account."

     You may allocate all or part of your Purchase Payments and Contract Value to the Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund, each of which has a different investment objective and policies. Amounts that you allocate to the Subaccounts will increase or decrease in dollar value depending on the investment performance of the Underlying Fund in which such Subaccount invests. You bear the investment risk for amounts allocated to a Subaccount.

     The Jennison Small Company Subaccount is available only if you purchased your Contract prior to November 23, 2007, the Fidelity Advisor Mid Cap Subaccount is available only if you purchased your Contract prior to July 31, 2004, and the Fidelity Advisor International Capital Appreciation Subaccount is no longer available under the Contract. Owners may not allocate Purchase Payments or transfer Contract Value to the Fidelity Advisor International Capital Appreciation Subaccount after December 31, 2004.

FIXED ACCOUNT - You may allocate all or part of your Purchase Payments to the Fixed Account, which is part of the Company's General Account. Amounts that you allocate to the Fixed Account earn interest at rates determined at the discretion of the Company and are guaranteed to be at least the Guaranteed Rate. See "The Fixed Account."

PURCHASE PAYMENTS - Your initial Purchase Payment must be at least $1,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $25. See "Purchase Payments."

CONTRACT BENEFITS - You may transfer Contract Value among the Subaccounts and to and from the Fixed Account, if it is available under your Contract, subject to certain restrictions as described in "The Contract" and "The Fixed Account."

     At any time before the Annuity Start Date, you may surrender a Contract for its Withdrawal Value, and may make partial withdrawals, including systematic withdrawals, from Contract Value, subject to certain restrictions described in "The Fixed Account." See "Full and Partial Withdrawals" and "Federal Tax Matters" for more information about withdrawals, including the 10% penalty tax that may be imposed upon full and partial withdrawals (including systematic withdrawals) made prior to the Owner attaining age 59.

     The Contract provides for a death benefit upon the death of the Owner prior to the Annuity Start Date. See "Death Benefit" for more information. The Contract provides for several Annuity Options on either a variable basis, a fixed basis, or both. The Company guarantees annuity payments under the fixed Annuity Options. See "Annuity Period."


OPTIONAL RIDERS - Upon your application for the Contract, you may select one or more of the following riders:

o    Annual Stepped Up Death Benefit;

o    Extra Credit at 4%;

o    Waiver of Withdrawal Charge; or

o    0-Year or 4-Year Alternate Withdrawal Charge

o    Waiver of Withdrawal Charge - 15 Years or Disability

For information on riders that are no longer available for purchase, please see Appendix C - Riders Available for Purchase Only Prior to February 1, 2010.

FREE-LOOK RIGHT - You may return the Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. In this event, the Company will refund to you as of the Valuation Date on which the Company receives your Contract any Purchase Payments allocated to the Fixed Account (not including any Credit Enhancements and/or Bonus Credits if the Extra Credit Rider and/or Automatic Bonus Credit Rider was in effect). The Company will also refund as of the Valuation Date on which we receive your Contract any Contract Value allocated to the Subaccounts, plus any charges deducted from such Contract Value, less the Contract Value attributable to any Credit Enhancement and/or Bonus Credits. Because the Company will deduct the current value of any Credit Enhancements and/or Bonus Credits from the amount of Contract Value refunded to you, the Company will bear the investment risk associated with Credit Enhancements and Bonus Credits during the Free-Look Period.

     Some states' laws require us to refund your Purchase Payments. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund the greater of: 1) Purchase Payments (not including any Credit Enhancements or Bonus Credits); or 2) Contract Value, plus any charges deducted from such Contract Value, less the Contract Value attributable to any Credit Enhancements and/or Bonus Credits.


CHARGES AND DEDUCTIONS - The Company does not deduct sales load from Purchase Payments before allocating them to your Contract Value. Certain charges will be deducted in connection with the Contract as described below.

     CONTINGENT DEFERRED SALES CHARGE. If you withdraw Contract Value, the Company may deduct a contingent deferred sales charge (which may also be referred to as a "withdrawal charge"). The withdrawal charge will be waived on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the Free Withdrawal amount defined as follows.

     The Free Withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements, Bonus Amounts, and Additional Amounts, made during the year and, in any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year. The withdrawal charge applies to the portion of any withdrawal consisting of Purchase Payments, Bonus Amounts, and Additional Amounts that exceeds the Free Withdrawal amount. The withdrawal charge does not apply to withdrawals of earnings. Also, under the Guaranteed Minimum Withdrawal Benefit and Total Protection Riders, withdrawals of up to the Annual Withdrawal Amount are not subject to a withdrawal charge but reduce the Free Withdrawal amount otherwise available in that Contract Year.

     The amount of the charge will depend on how long your Purchase Payments have been held under the Contract. If the Bonus Match Rider is in effect, Purchase Payments include Bonus Amounts and Additional Amounts paid under the rider for purposes of assessing the withdrawal charge. As such, Bonus Amounts and Additional Amounts are subject to withdrawal charges on the same basis as Purchase Payments in the event of a full or partial withdrawal of any such Bonus Amounts or Additional Amounts.

     Each Purchase Payment, Bonus Amount, or Additional Amount is considered to have a certain "age," depending on the length of time since the Purchase Payment, Bonus Amount, or Additional Amount was effective. A Purchase Payment, Bonus Amount, or Additional Amount is "age one" in the year beginning on the date the Purchase Payment, Bonus Amount, or Additional Amount is received by the Company and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:

                 ------------------------------------
                 PURCHASE PAYMENT, BONUS
                  AMOUNT, OR ADDITIONAL    WITHDRAWAL
                  AMOUNT AGE (IN YEARS)      CHARGE
                 -------------------------------------
                            1                   7%
                            2                   7%*
                            3                   6%
                            4                   5%
                            5                   4%
                            6                   3%
                            7                   2%
                        8 and over              0%
                 -------------------------------------

*If you are a Participant in the Texas Optional Retirement Program, we will instead assess a withdrawal charge of 6.75% in year 2.

     The amount of total withdrawal charges assessed against your Contract will never exceed 7% of Purchase Payments, Bonus Amounts, and Additional Amounts paid under the Contract. In addition, no withdrawal charge will be assessed upon: (1) payment of death benefit proceeds, or (2) annuity options that provide for payments for life, or a period of at least seven years. See "Contingent Deferred Sales Charge."

     MORTALITY AND EXPENSE RISK CHARGE. The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 0.75%, on an annual basis, of each Subaccount's average daily net assets. If you are subject to mortality and expense risk charge above the minimum charge, the Company deducts the excess amount from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value, as set forth in the table below.

                --------------------------------------
                                     ANNUAL MORTALITY
                                     AND EXPENSE RISK
                CONTRACT VALUE            CHARGE
                --------------------------------------
                Less than $25,000          0.90%
                $25,000 or more            0.75%
                --------------------------------------

These amounts are also deducted during the Annuity Period. Under Options 5 and 6, the mortality and expense risk charge is calculated and deducted as described above. However, the mortality and expense risk charge is 1.25%, on an annual basis, under Options 1 through 4, 7 and 8, in lieu of the amounts set forth above and is deducted daily. See "Mortality and Expense Risk Charge."


     OPTIONAL RIDER CHARGES. The Company deducts a monthly charge from Contract Value for certain riders that may be elected by the Owner. For the other riders, the Company generally will deduct the monthly rider charge from Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect one of Annuity Options 1 through 4, 7 or 8 and will deduct the monthly rider charge for the life of the Contract if you elect Annuity Option 5 or 6. The charge for the Extra Credit Rider, however, is deducted only during the seven-year period beginning on the Contract Date.

     The Company makes each rider available only at issue. You may not terminate a rider after issue unless otherwise stated. The amount of each rider charge is equal to a percentage, on an annual basis, of your Contract Value. A rider may not be available in all states. You may not select riders with total charges that exceed 1.55% of Contract Value (1.00% of Contract Value if you select a 0-Year Alternate Withdrawal Charge Rider).

     For information on rider charges, please see "Optional Rider Expenses" in the Expense Table.

     TEACHER RETIREMENT SYSTEM OF TEXAS - LIMITS ON OPTIONAL RIDERS. If you are:
(1) purchasing the Contract as a tax-sheltered annuity through a salary reduction arrangement; (2) an employee of a school district or an open-enrollment charter school; and (3) a member of the Teacher Retirement System of Texas, you may not select Riders with a total charge that exceeds 0.25% of Contract Value and only the following riders are available for purchase:

o    Annual Stepped Up Death Benefit

o    Waiver of Withdrawal Charge


     ADMINISTRATION CHARGE. The Company deducts a daily administration charge equal to an annual rate of 0.15% of each Subaccount's average daily net assets. See "Administration Charge."

     ACCOUNT ADMINISTRATION CHARGE. The Company deducts an account administration charge of $30.00 at each Contract Anniversary. The Company will waive the charge if your Contract Value is $50,000 or more on the date the charge is to be deducted. See "Account Administration Charge."

     PREMIUM TAX CHARGE. The Company assesses a premium tax charge to reimburse itself for any premium taxes that it incurs with respect to this Contract. This charge will usually be deducted on the Annuity Start Date or upon a full or partial withdrawal if a premium tax was incurred by the Company and is not refundable. Currently, in Maine and Wyoming the Company deducts the premium tax from Purchase Payments applied to a Non-Qualified Plan. The Company reserves the right to deduct such taxes when due or anytime thereafter. Premium tax rates currently range from 0% to 3.5%. See "Premium Tax Charge."

     LOAN INTEREST CHARGE. The Company charges an effective annual interest rate on a loan that will never be greater than an amount equal to the Guaranteed Rate plus 2.75% and plus the total charges for riders you have selected. The Company also will credit the amount in the Loan Account with an effective annual interest rate equal to the Guaranteed Rate. After offsetting interest credited at the Guaranteed Rate, the net cost of a loan is the interest rate charged by the Company less the amount of the Guaranteed Rate. Thus, the highest net cost of a loan you may be charged is 2.75%, plus the amount of any applicable rider charges.

     OTHER EXPENSES. Investment advisory fees and operating expenses of each Underlying Fund are paid by the Fund and are reflected in the net asset value of its shares. The Owner indirectly bears a pro rata portion of such fees and expenses. See the prospectuses for the Underlying Funds for more information about Underlying Fund expenses.

     The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See "Tax Status of Security Benefit and the Separate Account" and "Charge for Security Benefit Taxes."

TAX-FREE EXCHANGES - You can generally exchange one contract for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a withdrawal charge and tax, including a possible penalty tax, on your old contract, there will be a new withdrawal charge period for this Contract, other charges may be higher (or lower) and the benefits may be different. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Contract (that person will generally earn a commission if you buy this Contract through an exchange or otherwise). If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.

     The IRS has ruled that a partial exchange may also be effected on a tax free basis. However, under certain circumstances, recognition of the gain may be triggered by a distribution from the Contract within one year of the exchange. Please see your tax adviser for further information.

CONTACTING THE COMPANY - You should direct all written requests, notices, and forms required by the Contract, and any questions or inquiries to the Company, P.O. Box 750497, Topeka, Kansas 66675-0497 or by phone by calling (785) 438-3000 or 1-800-888-2461

EXPENSE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.


CONTRACT OWNER TRANSACTION EXPENSES are fees and expenses that you will pay when you purchase the Contract or make withdrawals from the Contract. The information below does not reflect state premium taxes (which currently range from 0% to 3.5%), which may be applicable to your Contract. During the Annuity Period, the Company may impose different fees and expenses not reflected in the following tables or Example. See "Mortality and Expense Risk Charge.

--------------------------------------------------------------------------------
   Sales Load on Purchase Payments                                      None
--------------------------------------------------------------------------------
   Deferred Sales Charge (as a percentage of amount withdrawn
      attributable to Purchase Payments)                                   7%(1)
--------------------------------------------------------------------------------
   Transfer Fee (per transfer)                                          None
--------------------------------------------------------------------------------
PERIODIC EXPENSES are fees and expenses that you will pay periodically during the time that you own the Contract, not including fees and expenses of the Underlying Funds.
--------------------------------------------------------------------------------
   Account Administration Charge                                         $30(2)
--------------------------------------------------------------------------------
   Net Loan Interest Charge(3)                                          2.75%
--------------------------------------------------------------------------------
Separate Account Annual Expenses (as a percentage of average
Subaccount daily net assets)
--------------------------------------------------------------------------------
      Annual Mortality and Expense Risk Charge                          0.90%(4)
--------------------------------------------------------------------------------
      Annual Administration Charge                                      0.15%
--------------------------------------------------------------------------------
      Maximum Annual Charge for Optional Riders                         1.55%(5)
--------------------------------------------------------------------------------
      Total Separate Account Annual Expenses                            2.60%
--------------------------------------------------------------------------------

(1) The amount of the contingent deferred sales charge is determined by reference to how long your Purchase Payments have been held under the Contract. A free withdrawal is available in each Contract Year equal to (1) 10% of Purchase Payments, excluding any Credit Enhancements, in the first Contract Year, and (2) 10% of Contract Value as of the first Valuation Date of the Contract Year in each subsequent Contract Year. See "Full and Partial Withdrawals" and "Contingent Deferred Sales Charge" for more information.

(2) A pro rata account administration charge is deducted (1) upon full withdrawal of Contract Value; (2) upon the Annuity Start Date if one of Annuity Options 1 through 4, 7 or 8 is elected; and (3) upon payment of a death benefit. The account administration charge will be waived if your Contract Value is $50,000 or more upon the date it is to be deducted.

(3) The net loan cost equals the difference between the amount of interest the Company charges you for a loan (the Guaranteed Rate plus 2.75% and plus the amount of total rider charges) and the amount of interest the Company credits to the Loan Account, which is credited at the Guaranteed Rate. The highest net cost of a loan is 2.75%, plus the amount of any applicable rider charges.

(4) The mortality and expense risk charge is reduced for larger Contract Values as follows: Less than $25,000 - 0.90%; $25,000 or more - 0.75%. Any mortality and expense risk charge above the minimum charge of 0.75% is deducted from your Contract Value on a monthly basis. During the Annuity Period, the mortality and expense risk charge under Option 5 and 6 is calculated and deducted in the same manner. However, the annual mortality and expense risk charge is 1.25% under Annuity Options 1 through 4, 7 and 8, in lieu of the amounts described above, and is deducted daily. See the discussion under "Mortality and Expense Risk Charge."

(5) If you purchase any optional riders, the charge will be deducted from your Contract Value. (See the applicable rider charges in the table below.) Total rider charges cannot exceed 1.55% of Contract Value (1.00% of Contract Value if you select a 0-Year Alternate Withdrawal Charge Rider).

--------------------------------------------------------------------------------
OPTIONAL RIDER EXPENSES (as a percentage of Contract Value)
--------------------------------------------------------------------------------
                                                       INTEREST      ANNUAL
                                                        RATE(1)   RIDER CHARGE
--------------------------------------------------------------------------------
RIDERS AVAILABLE FOR PURCHASE WITH THE CONTRACT:
--------------------------------------------------------------------------------
Annual Stepped Up Death Benefit Rider                     ---        0.20%
--------------------------------------------------------------------------------
Extra Credit(2)                                           4%         0.55%
--------------------------------------------------------------------------------
Waiver of Withdrawal Charge Rider                         ---        0.05%
--------------------------------------------------------------------------------
Alternate Withdrawal Charge Rider(5)                    0-Year       0.70%
                                                        4-Year       0.55%
--------------------------------------------------------------------------------
Waiver of Withdrawal Charge Rider--15 Years or
Disability                                                ---        0.05%
--------------------------------------------------------------------------------
RIDERS AVAILABLE FOR PURCHASE ONLY PRIOR TO
FEBRUARY 1, 2010:
--------------------------------------------------------------------------------
Guaranteed Minimum Income Benefit Rider                   3%         0.15%
                                                          5%         0.30%
--------------------------------------------------------------------------------
Guaranteed Growth Death Benefit Rider                     3%         0.10%
                                                          5%         0.20%
                                                          6%(2,)     0.25%
                                                          7%(2,)     0.30%
--------------------------------------------------------------------------------
Combined Annual Stepped Up Death Benefit Rider and
Guaranteed Growth Death Benefit Rider                     5%         0.25%
--------------------------------------------------------------------------------
Enhanced Death Benefit Rider                              ---        0.25%
--------------------------------------------------------------------------------
Combined Enhanced Death Benefit Rider and Annual
Stepped Up Death Benefit Rider                            ---        0.35%
--------------------------------------------------------------------------------
Combined Enhanced Death Benefit Rider and Guaranteed
Growth Death Benefit Rider                                5%         0.35%
--------------------------------------------------------------------------------
Combined Enhanced Death Benefit Rider, Annual Stepped
Up Death Benefit Rider, and Guaranteed Growth
Death Benefit Rider                                       5%         0.40%
--------------------------------------------------------------------------------
Guaranteed Minimum Withdrawal Benefit Rider               ---        0.45%(3)
--------------------------------------------------------------------------------
Total Protection Rider                                    ---        0.85%(3)
--------------------------------------------------------------------------------
Extra Credit Rider(4)                                     3%         0.40%
                                                          5%         0.70%
--------------------------------------------------------------------------------
Waiver of Withdrawal Charge Rider--10 Years or
Disability                                                ---        0.10%
--------------------------------------------------------------------------------
Waiver of Withdrawal Charge Rider--Hardship               ---        0.15%
--------------------------------------------------------------------------------
Waiver of Withdrawal Charge Rider--5 Years and
Age 59 1/2                                                ---        0.20%
--------------------------------------------------------------------------------
Bonus Match Rider                                         ---     $    25(6)
--------------------------------------------------------------------------------

(1) Rate refers to the applicable interest rate for the Guaranteed Minimum Income Benefit Rider, the Guaranteed Growth Death Benefit Rider, the Combined Annual Stepped Up and Guaranteed Growth Death Benefit Rider, the Combined Enhanced and Guaranteed Growth Death Benefit Rider, and the Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit Rider, the applicable Credit Enhancement rate for the Extra Credit Rider and the applicable withdrawal charge schedule for the Alternate Withdrawal Charge Rider.

(2)  Not available to Texas residents.

(3) The Company may increase the rider charge for the Guaranteed Minimum Withdrawal Benefit Rider or the Total Protection Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.10% for the Guaranteed Minimum Withdrawal Benefit Rider or 1.45% for the Total Protection Rider on an annual basis. Please see the discussion under "Guaranteed Minimum Withdrawal Benefit" and "Total Protection." The current charge for each such rider is used in calculating the maximum rider charge of 1.55% (1.00% if you select a 0-Year Alternate Withdrawal Charge Rider).

(4) The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.

(5) If the 4-Year Alternate Withdrawal Charge Rider has not been approved in a state, a 3-Year Alternate Withdrawal Charge Rider is available for a charge of 0.40%. See "Alternate Withdrawal Charge."

(6) The Company will deduct a charge of $25 on each anniversary of the rider's date of issue; provided that the rider is in effect on that date and your Contract Value is less than $10,000. If you surrender your Contract prior to the Contract Anniversary in any Contract Year, the Company will not deduct any applicable rider charge for that Contract Year. The Company waives the rider charge if Contract Value is $10,000 or more on the date the charge is to be deducted.

The table below shows the minimum and maximum total operating expenses charged by the Underlying Funds. You will pay the expenses of the Underlying Funds corresponding to the Subaccounts in which you invest during the time that you own the Contract. More detail concerning each Underlying Fund's fees and expenses is contained in its prospectus.


--------------------------------------------------------------------------------
                                                              MINIMUM   MAXIMUM
--------------------------------------------------------------------------------
Total Annual Underlying Fund Operating Expenses(1)            0.82%(2)   3.82%
--------------------------------------------------------------------------------

(1) Expenses deducted from Underlying Fund assets include management fees, distribution (12b-1) fees, service fees and other expenses. The maximum expenses above represent the total annual operating expenses of that Underlying Fund with the highest total operating expenses for the period ended December 31, 2009, and the minimum expenses represent the total annual operating expenses of that Underlying Fund with the lowest total operating expenses for the period ended December 31, 2009.

     Current and future total operating expenses of the Underlying Funds could be higher or lower than those shown in the table.

(2) The actual maximum and maximum Total Annual Underlying Fund Operating Expenses for the period ended December 31, 2009 after taking into account any contractual expense waivers and/or reimbursements were 0.82% and 2.11% respectively.

EXAMPLE - This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, the account administration charge, separate account annual expenses (including a maximum rider charge of 1.55%) and Underlying Fund fees and expenses but do not include state premium taxes, which may be applicable to your Contract.

     The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expense of the Contract and any of the Underlying Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------
                                              1         3         5         10
                                             YEAR     YEARS     YEARS     YEARS
--------------------------------------------------------------------------------
If you surrender your Contract at the
end of the applicable time period          $ 1,278   $ 2,449   $ 3,502   $ 6,090
--------------------------------------------------------------------------------
If you do not surrender or you annuitize
your Contract                                  654     1,931     3,167     6,090
--------------------------------------------------------------------------------

CONDENSED FINANCIAL INFORMATION

     The following condensed financial information presents accumulation unit values and ending accumulation units outstanding for each Subaccount for each of the following periods ending December 31.

-------------------------------------------------------------------------------------------------------------------------
                                                                             ACCUMULATION UNIT VALUE
                                                                             -----------------------      ACCUMULATION
                                                                              BEGINNING     END OF     UNITS OUTSTANDING
                         SUBACCOUNT                             YEAR          OF PERIOD     PERIOD      AT END OF PERIOD
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $10.30       $11.09            135,324
                                                               ----------------------------------------------------------
                                                               2008            $13.43       $10.30            112,234
                                                               ----------------------------------------------------------
                                                               2007            $13.77       $13.43            108,071
                                                               ----------------------------------------------------------
AMERICAN CENTURY EQUITY INCOME                                 2006(3,4)       $12.00       $13.77             86,777
                                                               ----------------------------------------------------------
                                                               2005            $12.21       $12.00             72,862
                                                               ----------------------------------------------------------
                                                               2004(2)         $11.31       $12.21             29,286
                                                               ----------------------------------------------------------
                                                               2003            $ 9.49       $11.31             13,942
                                                               ----------------------------------------------------------
                                                               2002            $ 9.28       $ 9.49              1,063
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 7.72       $10.14             56,038
                                                               ----------------------------------------------------------
                                                               2008            $14.95       $ 7.72             45,288
                                                               ----------------------------------------------------------
                                                               2007            $10.70       $14.95             36,446
                                                               ----------------------------------------------------------
AMERICAN CENTURY HERITAGE                                      2006(3,4)       $ 9.52       $10.70             18,965
                                                               ----------------------------------------------------------
                                                               2005            $ 8.12       $ 9.52             16,848
                                                               ----------------------------------------------------------
                                                               2004(2)         $ 7.90       $ 8.12              5,602
                                                               ----------------------------------------------------------
                                                               2003               ---       $ 7.90              2,900
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 6.45       $ 8.30            103,169
                                                               ----------------------------------------------------------
                                                               2008            $12.28       $ 6.45            110,790
                                                               ----------------------------------------------------------
                                                               2007            $10.93       $12.28            118,433
                                                               ----------------------------------------------------------
AMERICAN CENTURY INTERNATIONAL GROWTH                          2006(3,4)       $ 9.11       $10.93            115,933
                                                               ----------------------------------------------------------
                                                               2005            $ 8.38       $ 9.11             76,879
                                                               ----------------------------------------------------------
                                                               2004(2)         $ 7.57       $ 8.38             26,679
                                                               ----------------------------------------------------------
                                                               2003               ---       $ 7.57             10,435
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 4.84       $ 6.25             71,734
                                                               ----------------------------------------------------------
                                                               2008            $ 8.35       $ 4.84             69,278
                                                               ----------------------------------------------------------
                                                               2007            $ 7.16       $ 8.35             60,269
                                                               ----------------------------------------------------------
AMERICAN CENTURY SELECT                                        2006(3,4)       $ 7.60       $ 7.16            125,349
                                                               ----------------------------------------------------------
                                                               2005            $ 7.85       $ 7.60            109,953
                                                               ----------------------------------------------------------
                                                               2004(2)         $ 7.62       $ 7.85             86,670
                                                               ----------------------------------------------------------
                                                               2003            $ 6.37       $ 7.62             73,396
                                                               ----------------------------------------------------------
                                                               2002            $ 6.42       $ 6.37                209
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 7.09       $ 8.55             50,379
                                                               ----------------------------------------------------------
AMERICAN CENTURY STRATEGIC ALLOCATION: AGGRESSIVE              2008            $11.13       $ 7.09             33,935
                                                               ----------------------------------------------------------
                                                               2007            $10.10       $11.13             34,208
                                                               ----------------------------------------------------------
                                                               2006(3,4)       $10.00       $10.10                 99
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 8.35       $ 9.18             17,862
                                                               ----------------------------------------------------------
AMERICAN CENTURY STRATEGIC ALLOCATION: CONSERVATIVE            2008            $10.34       $ 8.35             18,054
                                                               ----------------------------------------------------------
                                                               2007            $10.02       $10.34             12,667
                                                               ----------------------------------------------------------
                                                               2006(3,4)       $10.00       $10.02                ---
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 7.63       $ 8.86            119,469
                                                               ----------------------------------------------------------
AMERICAN CENTURY STRATEGIC ALLOCATION: MODERATE                2008            $10.75       $ 7.63             40,957
                                                               ----------------------------------------------------------
                                                               2007            $10.08       $10.75                397
                                                               ----------------------------------------------------------
                                                               2006(3,4)       $10.00       $10.08                ---
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                             ACCUMULATION UNIT VALUE
                                                                             -----------------------      ACCUMULATION
                                                                              BEGINNING     END OF     UNITS OUTSTANDING
                         SUBACCOUNT                             YEAR          OF PERIOD     PERIOD      AT END OF PERIOD
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 6.94       $ 9.01             21,833
                                                               ----------------------------------------------------------
                                                               2008            $12.41       $ 6.94             19,439
                                                               ----------------------------------------------------------
                                                               2007            $10.62       $12.41             16,290
                                                               ----------------------------------------------------------
AMERICAN CENTURY ULTRA(R)                                      2006(3,4)       $11.45       $10.62             17,253
                                                               ----------------------------------------------------------
                                                               2005            $11.68       $11.45             11,623
                                                               ----------------------------------------------------------
                                                               2004(2)         $11.01       $11.68              3,827
                                                               ----------------------------------------------------------
                                                               2003               ---       $11.01                283
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 6.09       $ 9.74             83,971
                                                               ----------------------------------------------------------
ASTON/OPTIMUM MID CAP                                          2008            $11.08       $ 6.09             72,767
                                                               ----------------------------------------------------------
                                                               2007            $10.21       $11.08             50,601
                                                               ----------------------------------------------------------
                                                               2006(3,4)       $10.00       $10.21                ---
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 6.06       $ 7.67             31,422
                                                               ----------------------------------------------------------
BARON ASSET                                                    2008            $10.63       $ 6.06             17,023
                                                               ----------------------------------------------------------
                                                               2007            $10.03       $10.63             13,714
                                                               ----------------------------------------------------------
                                                               2006(3,4)       $10.00       $10.03                325
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 7.00       $ 9.22             30,311
                                                               ----------------------------------------------------------
CALAMOS(R) GROWTH AND INCOME                                   2008            $10.54       $ 7.00             17,123
                                                               ----------------------------------------------------------
                                                               2007            $10.01       $10.54              3,162
                                                               ----------------------------------------------------------
                                                               2006(3,4)       $10.00       $10.01              5,382
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 7.01       $ 9.88              5,912
                                                               ----------------------------------------------------------
CALAMOS(R) HIGH YIELD                                          2008            $10.04       $ 7.01              3,461
                                                               ----------------------------------------------------------
                                                               2007            $10.03       $10.04              2,802
                                                               ----------------------------------------------------------
                                                               2006(3,4)       $10.00       $10.03                ---
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 6.32       $ 7.35            252,428
                                                               ----------------------------------------------------------
                                                               2008            $ 9.71       $ 6.32            293,790
                                                               ----------------------------------------------------------
                                                               2007            $ 9.48       $ 9.71            266,314
                                                               ----------------------------------------------------------
DREYFUS APPRECIATION                                           2006(3,4)       $ 8.48       $ 9.48            225,480
                                                               ----------------------------------------------------------
                                                               2005            $ 8.47       $ 8.48            189,162
                                                               ----------------------------------------------------------
                                                               2004(2)         $ 8.34       $ 8.47            149,939
                                                               ----------------------------------------------------------
                                                               2003            $ 7.38       $ 8.34             84,198
                                                               ----------------------------------------------------------
                                                               2002            $ 7.38       $ 7.20                185
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 8.74       $ 8.42            262,487
                                                               ----------------------------------------------------------
                                                               2008            $ 8.89       $ 8.74            219,861
                                                               ----------------------------------------------------------
                                                               2007            $ 8.86       $ 8.89            131,797
                                                               ----------------------------------------------------------
DREYFUS GENERAL MONEY MARKET                                   2006(3,4)       $ 8.85       $ 8.86             71,401
                                                               ----------------------------------------------------------
                                                               2005            $ 8.99       $ 8.85             60,374
                                                               ----------------------------------------------------------
                                                               2004(2)         $ 9.31       $ 8.99             52,667
                                                               ----------------------------------------------------------
                                                               2003            $ 9.66       $ 9.31             14,420
                                                               ----------------------------------------------------------
                                                               2002            $ 9.76       $ 9.66                119
-------------------------------------------------------------------------------------------------------------------------
DREYFUS MID CAP VALUE                                          2009            $ 6.71       $10.45             49,467
-------------------------------------------------------------------------------------------------------------------------
                                                               2008            $11.60       $ 6.71             41,600
                                                               ----------------------------------------------------------
                                                               2007            $11.44       $11.60             38,170
                                                               ----------------------------------------------------------
                                                               2006(3,4)       $10.77       $11.44             30,471
                                                               ----------------------------------------------------------
                                                               2005            $10.36       $10.77             22,053
                                                               ----------------------------------------------------------
                                                               2004(2)         $ 9.17       $10.36             10,376
                                                               ----------------------------------------------------------
                                                               2003            $ 6.05       $ 9.17              3,357
                                                               ----------------------------------------------------------
                                                               2002            $ 5.92       $ 6.05                190
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                             ACCUMULATION UNIT VALUE
                                                                             -----------------------      ACCUMULATION
                                                                              BEGINNING     END OF     UNITS OUTSTANDING
                         SUBACCOUNT                             YEAR          OF PERIOD     PERIOD      AT END OF PERIOD
                                                            -------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 8.10       $ 9.73            181,378
                                                               ----------------------------------------------------------
                                                               2008            $13.16       $ 8.10            152,630
                                                               ----------------------------------------------------------
                                                               2007            $12.93       $13.16            110,401
                                                               ----------------------------------------------------------
DREYFUS STRATEGIC VALUE                                        2006(3,4)       $11.21       $12.93             45,524
                                                               ----------------------------------------------------------
                                                               2005            $10.76       $11.21             27,089
                                                               ----------------------------------------------------------
                                                               2004(2)         $ 9.52       $10.76             12,600
                                                               ----------------------------------------------------------
                                                               2003               ---       $ 9.52              3,656
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 8.64       $10.50             50,005
                                                               ----------------------------------------------------------
FEDERATED BOND                                                 2008            $10.01       $ 8.64             19,075
                                                               ----------------------------------------------------------
                                                               2007            $ 9.91       $10.01             11,358
                                                               ----------------------------------------------------------
                                                               2006(3,4)       $10.00       $ 9.91              6,580
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 4.80       $ 7.05             64,406
                                                               ----------------------------------------------------------
                                                               2008            $ 8.93       $ 4.80             51,258
                                                               ----------------------------------------------------------
                                                               2007            $ 9.26       $ 8.93             47,645
                                                               ----------------------------------------------------------
FIDELITY(R) ADVISOR DIVIDEND GROWTH                            2006(3,4)       $ 8.44       $ 9.26             46,600
                                                               ----------------------------------------------------------
                                                               2005            $ 8.52       $ 8.44             35,208
                                                               ----------------------------------------------------------
                                                               2004(2)         $ 8.42       $ 8.52             25,374
                                                               ----------------------------------------------------------
                                                               2003               ---       $ 8.42              9,987
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 6.24       $ 9.33             24,770
                                                               ----------------------------------------------------------
                                                               2008            $13.25       $ 6.24             25,248
                                                               ----------------------------------------------------------
                                                               2007            $13.20       $13.25             27,460
                                                               ----------------------------------------------------------
FIDELITY(R) ADVISOR INTERNATIONAL CAPITAL APPRECIATION         2006(3,4)       $11.99       $13.20             59,175
                                                               ----------------------------------------------------------
                                                               2005            $11.00       $11.99             64,197
                                                               ----------------------------------------------------------
                                                               2004(2)         $10.38       $11.00             71,828
                                                               ----------------------------------------------------------
                                                               2003            $ 7.66       $10.38             62,572
                                                               ----------------------------------------------------------
                                                               2002            $ 8.03       $ 7.66                151
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 6.00       $ 8.45             27,207
                                                               ----------------------------------------------------------
                                                               2008            $13.11       $ 6.00             24,049
                                                               ----------------------------------------------------------
                                                               2007            $12.45       $13.11             25,261
                                                               ----------------------------------------------------------
FIDELITY(R) ADVISOR MID CAP                                    2006(3,4)       $11.45       $12.45             21,368
                                                               ----------------------------------------------------------
                                                               2005            $11.00       $11.45             20,691
                                                               ----------------------------------------------------------
                                                               2004(2)         $ 9.87       $11.00             16,206
                                                               ----------------------------------------------------------
                                                               2003               ---       $ 9.87              7,252
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 9.94       $13.03             38,038
                                                               ----------------------------------------------------------
                                                               2008            $17.31       $ 9.94             35,452
                                                               ----------------------------------------------------------
                                                               2007            $21.99       $17.31             29,403
                                                               ----------------------------------------------------------
FIDELITY(R) ADVISOR REAL ESTATE                                2006(3,4)       $16.86       $21.99             30,062
                                                               ----------------------------------------------------------
                                                               2005            $15.12       $16.86             17,231
                                                               ----------------------------------------------------------
                                                               2004(2)         $11.81       $15.12              8,756
                                                               ----------------------------------------------------------
                                                               2003               ---       $11.81                557
-------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) ADVISOR VALUE STRATEGIES                           2009            $ 6.07       $ 9.25             70,533
-------------------------------------------------------------------------------------------------------------------------
                                                               2008            $12.97       $ 6.07             65,678
                                                               ----------------------------------------------------------
                                                               2007            $12.84       $12.97             58,078
                                                               ----------------------------------------------------------
                                                               2006(3,4)       $11.54       $12.84             54,355
                                                               ----------------------------------------------------------
                                                               2005            $11.74       $11.54             45,222
                                                               ----------------------------------------------------------
                                                               2004(2)         $10.68       $11.74             26,417
                                                               ----------------------------------------------------------
                                                               2003               ---       $10.68             11,170
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 5.61       $ 9.55             52,731
                                                               ----------------------------------------------------------
GOLDMAN SACHS EMERGING MARKETS EQUITY                          2008            $12.84       $ 5.61             20,827
                                                               ----------------------------------------------------------
                                                               2007            $10.45       $12.84              8,712
                                                               ----------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                             ACCUMULATION UNIT VALUE
                                                                             -----------------------      ACCUMULATION
                                                                              BEGINNING     END OF     UNITS OUTSTANDING
                         SUBACCOUNT                             YEAR          OF PERIOD     PERIOD      AT END OF PERIOD
                                                            -------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
                                                               2006(3,4)       $10.00       $10.45              1,079
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $10.26       $10.30            128,307
                                                               ----------------------------------------------------------
GOLDMAN SACHS GOVERNMENT INCOME                                2008            $10.18       $10.26             29,209
                                                               ----------------------------------------------------------
                                                               2007            $ 9.91       $10.18             32,340
                                                               ----------------------------------------------------------
                                                               2006(3,4)       $10.00       $ 9.91             15,610
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 4.69       $ 6.83             39,593
                                                               ----------------------------------------------------------
                                                               2008            $10.12       $ 4.69             40,127
                                                               ----------------------------------------------------------
                                                               2007            $10.41       $10.12             35,213
                                                               ----------------------------------------------------------
INVESCO BASIC VALUE (FORMERLY AIM BASIC VALUE)                 2006(3,4)       $ 9.56       $10.41             31,428
                                                               ----------------------------------------------------------
                                                               2005            $ 9.42       $ 9.56             22,702
                                                               ----------------------------------------------------------
                                                               2004(2)         $ 8.83       $ 9.42             18,419
                                                               ----------------------------------------------------------
                                                               2003            $ 6.87       $ 8.83              7,340
                                                               ----------------------------------------------------------
                                                               2002            $ 7.08       $ 6.87                711
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 4.69       $ 6.45              8,954
                                                               ----------------------------------------------------------
                                                               2008            $ 9.22       $ 4.69              8,812
                                                               ----------------------------------------------------------
                                                               2007            $ 8.53       $ 9.22             16,305
                                                               ----------------------------------------------------------
INVESCO DYNAMICS (FORMERLY AIM DYNAMICS)                       2006(3,4)       $ 7.62       $ 8.53             10,386
                                                               ----------------------------------------------------------
                                                               2005            $ 7.18       $ 7.62              4,454
                                                               ----------------------------------------------------------
                                                               2004(2)         $ 6.69       $ 7.18              4,130
                                                               ----------------------------------------------------------
                                                               2003            $ 5.04       $ 6.69              5,424
                                                               ----------------------------------------------------------
                                                               2002            $ 4.86       $ 5.04                265
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 4.85       $ 5.83             74,705
                                                               ----------------------------------------------------------
                                                               2008            $ 8.15       $ 4.85             83,742
                                                               ----------------------------------------------------------
                                                               2007            $ 7.33       $ 8.15             78,970
                                                               ----------------------------------------------------------
INVESCO LARGE CAP GROWTH (FORMERLY AIM LARGE CAP GROWTH)       2006(3,4)       $ 7.12       $ 7.33             74,472
                                                               ----------------------------------------------------------
                                                               2005            $ 7.18       $ 7.12             49,493
                                                               ----------------------------------------------------------
                                                               2004(2)         $ 7.16       $ 7.18             36,104
                                                               ----------------------------------------------------------
                                                               2003            $ 5.94       $ 7.16             11,028
                                                               ----------------------------------------------------------
                                                               2002            $ 6.08       $ 5.94                247
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $8.79       $11.01             76,343
                                                               ----------------------------------------------------------
                                                               2008            $12.60       $ 8.79             63,060
                                                               ----------------------------------------------------------
                                                               2007            $11.92       $12.60             58,907
                                                               ----------------------------------------------------------
INVESCO MID CAP CORE EQUITY (FORMERLY AIM MID CAP CORE EQUITY) 2006(3,4)       $11.16       $11.92             96,433
                                                               ----------------------------------------------------------
                                                               2005            $10.80       $11.16             98,386
                                                               ----------------------------------------------------------
                                                               2004(2)         $ 9.87       $10.80             81,683
                                                               ----------------------------------------------------------
                                                               2003               ---       $ 9.87             59,018
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 6.35       $ 8.21             74,846
                                                               ----------------------------------------------------------
INVESCO SMALL CAP GROWTH (FORMERLY AIM SMALL CAP GROWTH)       2008            $10.78       $ 6.35             85,957
                                                               ----------------------------------------------------------
                                                               2007            $10.06       $10.78             60,162
-------------------------------------------------------------------------------------------------------------------------
                                                               2006(3,4)       $ 9.15       $10.06             56,603
                                                               ----------------------------------------------------------
                                                               2005            $ 8.79       $ 9.15             44,154
                                                               ----------------------------------------------------------
                                                               2004(2)         $ 8.55       $ 8.79             31,422
                                                               ----------------------------------------------------------
                                                               2003               ---       $ 8.55              7,945
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 2.76       $ 4.20             68,499
                                                               ----------------------------------------------------------
                                                               2008            $ 5.18       $ 2.76             91,597
                                                               ----------------------------------------------------------
                                                               2007            $ 5.02       $ 5.18             86,262
                                                               ----------------------------------------------------------
INVESCO TECHNOLOGY (FORMERLY AIM TECHNOLOGY)                   2006(3,4)       $ 4.74       $ 5.02             80,330
                                                               ----------------------------------------------------------
                                                               2005            $ 4.85       $ 4.74             58,015
                                                               ----------------------------------------------------------
                                                               2004(2)         $ 4.89       $ 4.85             25,559
                                                               ----------------------------------------------------------
                                                               2003               ---       $ 4.89             12,296
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                             ACCUMULATION UNIT VALUE
                                                                             -----------------------      ACCUMULATION
                                                                              BEGINNING     END OF     UNITS OUTSTANDING
                         SUBACCOUNT                             YEAR          OF PERIOD     PERIOD      AT END OF PERIOD
                                                            -------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 6.34       $ 7.47              5,157
                                                               ----------------------------------------------------------
JANUS INTECH RISK-MANAGED CORE (FORMERLY JANUS ADVISER         2008            $10.30       $ 6.34                842
INTECH RISK-MANAGED CORE)                                      ----------------------------------------------------------
                                                               2007            $10.08       $10.30              1,433
                                                               ----------------------------------------------------------
                                                               2006(3,4)       $10.00       $10.08                212
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 6.11       $ 9.98            225,754
                                                               ----------------------------------------------------------
JANUS OVERSEAS (FORMERLY JANUS ADVISER                         2008            $12.47       $ 6.11            174,579
INTERNATIONAL GROWTH)                                          ----------------------------------------------------------
                                                               2007            $10.28       $12.47             94,946
                                                               ----------------------------------------------------------
                                                               2006(3,4)       $10.00       $10.28                781
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 4.85       $ 7.26             30,966
                                                               ----------------------------------------------------------
NEUBERGER BERMAN PARTNERS                                      2008            $10.54       $ 4.85              7,320
                                                               ----------------------------------------------------------
                                                               2007            $ 9.99       $10.54              1,547
                                                               ----------------------------------------------------------
                                                               2006(3,4)       $10.00       $ 9.99                ---
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 6.37       $ 7.99             13,323
                                                               ----------------------------------------------------------
NEUBERGER BERMAN SOCIALLY RESPONSIVE                           2008            $10.84       $ 6.37              8,614
                                                               ----------------------------------------------------------
                                                               2007            $10.51       $10.84              3,893
                                                               ----------------------------------------------------------
                                                               2006(3,4)       $10.00       $10.51              2,407
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 8.61       $ 9.95             14,058
                                                               ----------------------------------------------------------
                                                               2008            $11.36       $ 8.61             10,358
                                                               ----------------------------------------------------------
                                                               2007            $11.32       $11.36              9,456
                                                               ----------------------------------------------------------
NORTHERN INSTITUTIONAL GLOBAL TACTICAL ASSET ALLOCATION        2006(3,4)       $10.94       $11.32              6,904
                                                               ----------------------------------------------------------
                                                               2005            $10.88       $10.94              5,547
                                                               ----------------------------------------------------------
                                                               2004(2)         $10.72       $10.88              3,846
                                                               ----------------------------------------------------------
                                                               2003               ---       $10.72                105
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 8.33       $10.05             13,405
                                                               ----------------------------------------------------------
                                                               2008            $13.12       $ 8.33             16,346
                                                               ----------------------------------------------------------
                                                               2007            $14.16       $13.12             16,579
                                                               ----------------------------------------------------------
NORTHERN LARGE CAP VALUE                                       2006(3,4)       $12.34       $14.16             16,307
                                                               ----------------------------------------------------------
                                                               2005            $12.42       $12.34             11,163
                                                               ----------------------------------------------------------
                                                               2004(2)         $11.65       $12.42              5,926
                                                               ----------------------------------------------------------
                                                               2003               ---       $11.65                 37
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 7.41       $ 9.16              9,116
                                                               ----------------------------------------------------------
                                                               2008            $12.93       $ 7.41              9,575
                                                               ----------------------------------------------------------
                                                               2007            $11.40       $12.93              6,157
                                                               ----------------------------------------------------------
NORTHERN SELECT EQUITY                                         2006(3,4)       $10.97       $11.40              4,087
                                                               ----------------------------------------------------------
                                                               2005            $10.98       $10.97              4,553
                                                               ----------------------------------------------------------
                                                               2004(2)         $10.95       $10.98                294
                                                               ----------------------------------------------------------
                                                               2003               ---       $10.95                169
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $  8.21      $  9.61           73,871
                                                               ----------------------------------------------------------
                                                               2008            $ 10.17      $  8.21           16,190
                                                               ----------------------------------------------------------
PIMCO ALL ASSET                                                2007            $  9.83      $ 10.17              335
                                                               ----------------------------------------------------------
                                                               2006(3,4)       $ 10.00      $  9.83              ---
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $  9.16      $ 10.41           33,592
                                                               ----------------------------------------------------------
                                                               2008            $  9.82      $  9.16           17,540
                                                               ----------------------------------------------------------
PIMCO FOREIGN BOND (U.S. DOLLAR-HEDGED)                        2007            $  9.89      $  9.82            4,030
                                                               ----------------------------------------------------------
                                                               2006(3,4)       $ 10.00      $  9.89            4,243
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                             ACCUMULATION UNIT VALUE
                                                                             -----------------------      ACCUMULATION
                                                                              BEGINNING     END OF     UNITS OUTSTANDING
                         SUBACCOUNT                             YEAR          OF PERIOD     PERIOD      AT END OF PERIOD
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $  9.20      $ 10.45          212,774
                                                               ----------------------------------------------------------
                                                               2008            $ 10.29      $  9.20          225,526
                                                               ----------------------------------------------------------
                                                               2007            $  9.66      $ 10.29          142,940
                                                               ----------------------------------------------------------
PIMCO REAL RETURN                                              2006(3,4)       $ 10.08      $  9.66          140,952
                                                               ----------------------------------------------------------
                                                               2005            $ 10.29      $ 10.08          127,351
                                                               ----------------------------------------------------------
                                                               2004(2)         $  9.87      $ 10.29           26,708
                                                               ----------------------------------------------------------
                                                               2003                ---      $  9.87              965
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $  9.96      $ 10.83          274,846
                                                               ----------------------------------------------------------
                                                               2008            $  9.95      $  9.96          188,369
                                                               ----------------------------------------------------------
                                                               2007            $  9.56      $  9.95           96,431
                                                               ----------------------------------------------------------
PIMCO TOTAL RETURN                                             2006(3,4)       $  9.62      $  9.56           65,976
                                                               ----------------------------------------------------------
                                                               2005            $  9.80      $  9.62           42,523
                                                               ----------------------------------------------------------
                                                               2004(2)         $  9.76      $  9.80           19,758
                                                               ----------------------------------------------------------
                                                               2003                ---      $  9.76              602
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $  6.15      $  9.30           98,709
                                                               ----------------------------------------------------------
PRUDENTIAL JENNISON 20/20 FOCUS (FORMERLY                      2008            $ 10.61      $  6.15           41,145
JENNISON 20/20 FOCUS)                                          ----------------------------------------------------------
                                                               2007            $ 10.03      $ 10.61            7,764
                                                               ----------------------------------------------------------
                                                               2006(3,4)       $ 10.00      $ 10.03              ---
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $  6.21      $  8.16            9,712
                                                               ----------------------------------------------------------
PRUDENTIAL JENNISON SMALL COMPANY (FORMERLY                    2008            $ 10.43      $  6.21            7,349
JENNISON SMALL COMPANY)                                        ----------------------------------------------------------
                                                               2007            $  9.90      $ 10.43            7,345
                                                               ----------------------------------------------------------
                                                               2006(3,4)       $ 10.00      $  9.90           13,421
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $  5.77      $  6.51            6,030
                                                               ----------------------------------------------------------
PRUDENTIAL SMALL-CAP CORE EQUITY (FORMERLY                     2008            $  9.34      $  5.77            3,046
DRYDEN SMALL-CAP CORE EQUITY)                                  ----------------------------------------------------------
                                                               2007            $ 10.00      $  9.34               45
                                                               ----------------------------------------------------------
                                                               2006(3,4)       $ 10.00      $ 10.00              ---
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $  4.94      $  7.69            5,746
                                                               ----------------------------------------------------------
                                                               2008            $  9.47      $  4.94            9,296
                                                               ----------------------------------------------------------
ROYCE OPPORTUNITY                                              2007            $ 10.08      $  9.47            5,997
                                                               ----------------------------------------------------------
                                                               2006(3,4)       $ 10.00      $ 10.08              729
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $  6.25      $  8.70           49,640
                                                               ----------------------------------------------------------
                                                               2008            $  9.88      $  6.25           29,081
ROYCE VALUE                                                    ----------------------------------------------------------
                                                               2007            $  9.90      $  9.88           12,314
                                                               ----------------------------------------------------------
                                                               2006(3,4)       $ 10.00      $  9.90              ---
-------------------------------------------------------------------------------------------------------------------------
RS PARTNERS                                                    2009            $ 10.16      $ 14.04           87,305
                                                               ----------------------------------------------------------
                                                               2008            $ 17.21      $ 10.16           86,637
                                                               ----------------------------------------------------------
                                                               2007            $ 18.60      $ 17.21           82,691
                                                               ----------------------------------------------------------
                                                               2006(3,4)       $ 17.39      $ 18.60           81,393
                                                               ----------------------------------------------------------
                                                               2005            $ 16.15      $ 17.39           68,570
                                                               ----------------------------------------------------------
                                                               2004(2)         $ 12.74      $ 16.15           40,435
                                                               ----------------------------------------------------------
                                                               2003                ---      $ 12.74             1,087
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $  5.54      $  9.34            12,925
                                                               ----------------------------------------------------------
                                                               2008            $ 11.74      $  5.54             2,096
RS TECHNOLOGY                                                  ----------------------------------------------------------
                                                               2007            $  9.98      $ 11.74               956
                                                               ----------------------------------------------------------
                                                               2006(3,4)       $ 10.00      $  9.98               ---
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $  5.66      $  7.51            67,080
                                                               ----------------------------------------------------------
RS VALUE                                                       2008            $ 10.10      $  5.66            39,545
                                                               ----------------------------------------------------------
                                                               2007            $ 10.12      $ 10.10             6,756
                                                               ----------------------------------------------------------
                                                               2006(3,4)       $ 10.00      $ 10.12               139
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                             ACCUMULATION UNIT VALUE
                                                                             -----------------------      ACCUMULATION
                                                                              BEGINNING     END OF     UNITS OUTSTANDING
                         SUBACCOUNT                             YEAR          OF PERIOD     PERIOD      AT END OF PERIOD
                                                            -------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $  9.62      $ 11.78            44,885
                                                               ----------------------------------------------------------
                                                               2008            $ 16.73      $  9.62            58,847
                                                               ----------------------------------------------------------
                                                               2007            $ 14.28      $ 16.73            62,937
                                                               ----------------------------------------------------------
RYDEX | SGI ALL-CAP OPPORTUNITY(8)                             2006(3,4)       $ 13.34      $ 14.28            55,493
                                                               ----------------------------------------------------------
                                                               2005            $ 12.15      $ 13.34            38,738
                                                               ----------------------------------------------------------
                                                               2004(2)         $ 11.45      $ 12.15             4,039
                                                               ----------------------------------------------------------
                                                               2003                ---      $ 11.45               115
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $  9.88      $ 11.83            25,017
                                                               ----------------------------------------------------------
                                                               2008            $ 15.83      $  9.88            39,372
                                                               ----------------------------------------------------------
                                                               2007            $ 13.93      $ 15.83            38,594
                                                               ----------------------------------------------------------
RYDEX | SGI ALPHA OPPORTUNITY(8)                               2006(3,4)       $ 12.89      $ 13.93            24,929
                                                               ----------------------------------------------------------
                                                               2005            $ 12.50      $ 12.89            18,211
                                                               ----------------------------------------------------------
                                                               2004(2)         $ 11.57      $ 12.50             9,287
                                                               ----------------------------------------------------------
                                                               2003                ---      $ 11.57                42
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $  7.85      $  9.04           201,241
                                                               ----------------------------------------------------------
                                                               2008            $ 13.21      $  7.85           186,078
                                                               ----------------------------------------------------------
                                                               2007            $ 12.35      $ 13.21           163,241
                                                               ----------------------------------------------------------
                                                               2006(3,4)       $ 11.01      $ 12.35           161,225
RYDEX | SGI GLOBAL(8)                                          ----------------------------------------------------------
                                                               2005            $ 10.13      $ 11.01           127,016
                                                               ----------------------------------------------------------
                                                               2004(2)         $  8.93      $ 10.13            82,366
                                                               ----------------------------------------------------------
                                                               2003            $  6.56      $  8.93            67,706
                                                               ----------------------------------------------------------
                                                               2002(1)         $  6.91      $  6.56               176
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $  7.63      $ 12.52           132,540
                                                               ----------------------------------------------------------
                                                               2008            $ 11.52      $  7.63            64,515
                                                               ----------------------------------------------------------
                                                               2007            $ 11.76      $ 11.52            40,194
                                                               ----------------------------------------------------------
RYDEX | SGI HIGH YIELD(7,8)                                    2006(3,4)       $ 11.09      $ 11.76            31,311
                                                               ----------------------------------------------------------
                                                               2005            $ 11.16      $ 11.09            17,880
                                                               ----------------------------------------------------------
                                                               2004(2)         $ 10.46      $ 11.16             6,915
                                                               ----------------------------------------------------------
                                                               2003                ---      $ 10.46               615
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $  5.35      $  6.86            19,113
                                                               ----------------------------------------------------------
RYDEX | SGI LARGE CAP CONCENTRATED GROWTH                      2008            $  8.88      $  5.35            19,282
(FORMERLY SECURITY SELECT 25)(8)                               ----------------------------------------------------------
                                                               2007            $  9.87      $  8.88            21,383
                                                               ----------------------------------------------------------
                                                               2006(3,4)       $ 10.00      $  9.87            19,156
-------------------------------------------------------------------------------------------------------------------------
RYDEX | SGI LARGE CAP CORE (FORMERLY SECURITY                  2009            $  4.68      $  5.80            12,529
EQUITY)(8)                                                     ----------------------------------------------------------
                                                               2008            $  7.79      $  4.68            11,148
                                                               ----------------------------------------------------------
                                                               2007            $  8.54      $  7.79             8,153
                                                               ----------------------------------------------------------
                                                               2006(3,4)       $  7.93      $  8.54             7,391
                                                               ----------------------------------------------------------
                                                               2005            $  7.94      $  7.93             5,454
                                                               ----------------------------------------------------------
                                                               2004(2)         $  7.69      $  7.94             4,501
                                                               ----------------------------------------------------------
                                                               2003                ---      $  7.69             1,491
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $  6.46      $  7.90            27,065
                                                               ----------------------------------------------------------
                                                               2008            $ 10.88      $  6.46            24,495
                                                               ----------------------------------------------------------
                                                               2007            $ 10.82      $ 10.88            39,124
                                                               ----------------------------------------------------------
RYDEX | SGI LARGE CAP VALUE(8)                                 2006(3,4)       $  9.31      $ 10.82            61,182
                                                               ----------------------------------------------------------
                                                               2005            $  8.83      $  9.31            16,387
                                                               ----------------------------------------------------------
                                                               2004(2)         $  8.34      $  8.83             5,811
                                                               ----------------------------------------------------------
                                                               2003            $  6.82      $  8.34             2,351
                                                               ----------------------------------------------------------
                                                               2002(1)         $  7.01      $  6.82                58
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                             ACCUMULATION UNIT VALUE
                                                                             -----------------------      ACCUMULATION
                                                                              BEGINNING     END OF     UNITS OUTSTANDING
                         SUBACCOUNT                             YEAR          OF PERIOD     PERIOD      AT END OF PERIOD
                                                            -------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $  5.08      $  6.99            78,685
                                                               ----------------------------------------------------------
                                                               2008            $  8.88      $  5.08            62,550
                                                               ----------------------------------------------------------
                                                               2007            $ 10.25      $  8.88            61,791
                                                               ----------------------------------------------------------
RYDEX | SGI MID CAP GROWTH(8)                                  2006(3,4)       $ 10.19      $ 10.25            59,809
                                                               ----------------------------------------------------------
                                                               2005            $  9.90      $ 10.19            45,518
                                                               ----------------------------------------------------------
                                                               2004(2)         $  9.39      $  9.90            25,683
                                                               ----------------------------------------------------------
                                                               2003                ---      $  9.39             8,214
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 12.04      $ 16.25           187,034
                                                               ----------------------------------------------------------
                                                               2008            $ 17.20      $ 12.04           178,993
                                                               ----------------------------------------------------------
                                                               2007            $ 17.71      $ 17.20           175,670
                                                               ----------------------------------------------------------
RYDEX | SGI MID CAP VALUE(8)                                   2006(3,4)       $ 16.02      $ 17.71           163,991
                                                               ----------------------------------------------------------
                                                               2005            $ 14.39      $ 16.02           146,052
                                                               ----------------------------------------------------------
                                                               2004(2)         $ 11.80      $ 14.39           109,248
                                                               ----------------------------------------------------------
                                                               2003            $  8.08      $ 11.80            67,622
                                                               ----------------------------------------------------------
                                                               2002(1)         $  8.14      $  8.08             1,419
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $  5.25      $  6.71            21,033
                                                               ----------------------------------------------------------
                                                               2008            $ 10.49      $  5.25            19,851
                                                               ----------------------------------------------------------
                                                               2007            $ 10.41      $ 10.49            18,114
                                                               ----------------------------------------------------------
RYDEX | SGI SMALL CAP GROWTH(8)                                2006(3,4)       $ 10.36      $ 10.41            19,024
                                                               ----------------------------------------------------------
                                                               2005            $ 10.09      $ 10.36            12,285
                                                               ----------------------------------------------------------
                                                               2004(2)         $  9.03      $ 10.09             4,363
                                                               ----------------------------------------------------------
                                                               2003            $  6.06      $  9.03             3,120
                                                               ----------------------------------------------------------
                                                               2002(1)         $  5.99      $  6.06               250
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $  8.60      $  9.15            93,548
                                                               ----------------------------------------------------------
                                                               2008            $ 10.08      $  8.60            23,135
                                                               ----------------------------------------------------------
                                                               2007            $ 10.24      $ 10.08            26,267
                                                               ----------------------------------------------------------
RYDEX | SGI U.S. INTERMEDIATE BOND(8)                          2006(3,4)       $ 10.27      $ 10.24            31,577
                                                               ----------------------------------------------------------
                                                               2005            $ 10.52      $ 10.27            47,422
                                                               ----------------------------------------------------------
                                                               2004(2)         $ 10.58      $ 10.52            39,926
                                                               ----------------------------------------------------------
                                                               2003            $ 10.71      $ 10.58            41,660
                                                               ----------------------------------------------------------
                                                               2002(1)         $ 10.62      $ 10.71                81
-------------------------------------------------------------------------------------------------------------------------
                                                               2009                ---          ---               ---
                                                               ----------------------------------------------------------
                                                               2008            $  9.79      $  7.82           107,116
                                                               ----------------------------------------------------------
                                                               2007            $ 10.16      $  9.79           103,167
                                                               ----------------------------------------------------------
SECURITY CAPITAL PRESERVATION(5)                               2006(3,4)       $ 10.14      $ 10.16           103,376
                                                               ----------------------------------------------------------
                                                               2005            $ 10.34      $ 10.14           117,059
                                                               ----------------------------------------------------------
                                                               2004(2)         $ 10.13      $ 10.34           113,336
                                                               ----------------------------------------------------------
                                                               2003            $ 10.18      $ 10.13            66,733
                                                               ----------------------------------------------------------
                                                               2002(1)         $ 10.18      $ 10.18             2,012
-------------------------------------------------------------------------------------------------------------------------
                                                               2009                ---          ---               ---
                                                               ----------------------------------------------------------
                                                               2008                ---          ---               ---
                                                               ----------------------------------------------------------
                                                               2007                ---          ---               ---
                                                               ----------------------------------------------------------
SECURITY LARGE CAP GROWTH                                      2006(3,4)       $  7.16          ---               ---
                                                               ----------------------------------------------------------
                                                               2005            $  7.28      $  7.16            16,600
                                                               ----------------------------------------------------------
                                                               2004(2)         $  7.37      $  7.28            12,423
                                                               ----------------------------------------------------------
                                                               2003                ---      $  7.37             2,723
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                             ACCUMULATION UNIT VALUE
                                                                             -----------------------      ACCUMULATION
                                                                              BEGINNING     END OF     UNITS OUTSTANDING
                         SUBACCOUNT                             YEAR          OF PERIOD     PERIOD      AT END OF PERIOD
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
                                                               2009                ---          ---               ---
                                                               ----------------------------------------------------------
                                                               2008                ---          ---               ---
                                                               ----------------------------------------------------------
                                                               2007                ---          ---               ---
                                                               ----------------------------------------------------------
SECURITY SOCIAL AWARENESS                                      2006(3,4)       $  7.99          ---               ---
                                                               ----------------------------------------------------------
                                                               2005            $  7.97      $  7.99             4,388
                                                               ----------------------------------------------------------
                                                               2004(2)         $  7.96      $  7.97             2,017
                                                               ----------------------------------------------------------
                                                               2003            $  6.76      $  7.96               762
                                                               ----------------------------------------------------------
                                                               2002(1)         $  6.78      $  6.76               118
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $  7.06      $  9.01            60,996
                                                               ----------------------------------------------------------
T. ROWE PRICE CAPITAL APPRECIATION                             2008            $ 10.11      $  7.06            42,826
                                                               ----------------------------------------------------------
                                                               2007            $ 10.09      $ 10.11             8,335
                                                               ----------------------------------------------------------
                                                               2006(3,4)       $ 10.00      $ 10.09               281
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $  5.91      $  8.10           138,321
                                                               ----------------------------------------------------------
                                                               2008            $ 10.68      $  5.91           117,517
                                                               ----------------------------------------------------------
T. ROWE PRICE GROWTH STOCK                                     2007            $ 10.11      $ 10.68            56,336
                                                               ----------------------------------------------------------
                                                               2006(3,4)       $ 10.00      $ 10.11            14,530
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $  6.43      $  8.01           247,977
                                                               ----------------------------------------------------------
                                                               2008            $ 10.43      $  6.43           324,281
                                                               ----------------------------------------------------------
                                                               2007            $ 11.06      $ 10.43           276,143
                                                               ----------------------------------------------------------
VAN KAMPEN COMSTOCK                                            2006(3,4)       $  9.90      $ 11.06           294,804
                                                               ----------------------------------------------------------
                                                               2005            $  9.88      $  9.90           242,756
                                                               ----------------------------------------------------------
                                                               2004(2)         $  8.74      $  9.88           156,796
                                                               ----------------------------------------------------------
                                                               2003            $  6.94      $  8.74            87,488
                                                               ----------------------------------------------------------
                                                               2002(1)         $  6.83      $  6.94               166
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $  8.65      $ 10.27           232,006
                                                               ----------------------------------------------------------
                                                               2008            $ 11.95      $  8.65           177,395
                                                               ----------------------------------------------------------
                                                               2007            $ 12.04      $ 11.95           172,895
                                                               ----------------------------------------------------------
VAN KAMPEN EQUITY AND INCOME                                   2006(3,4)       $ 11.12      $ 12.04           152,412
                                                               ----------------------------------------------------------
                                                               2005            $ 10.72      $ 11.12            96,696
                                                               ----------------------------------------------------------
                                                               2004(2)         $  9.98      $ 10.72            52,306
                                                               ----------------------------------------------------------
                                                               2003            $  8.49      $  9.98            16,063
                                                               ----------------------------------------------------------
                                                               2002(1)         $  8.51      $  8.49               640
-------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN MID CAP GROWTH(6)                                   2009            $  4.43      $  6.79            17,186
                                                               ----------------------------------------------------------
                                                               2008            $ 10.00      $  4.43            16,153
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $  5.22      $  7.40            46,329
                                                               ----------------------------------------------------------
                                                               2008            $  9.10      $  5.22            46,037
                                                               ----------------------------------------------------------
                                                               2007            $  7.42      $  9.10            23,223
                                                               ----------------------------------------------------------
WELLS FARGO ADVANTAGE GROWTH                                   2006(3,4)       $  7.14      $  7.42            12,735
                                                               ----------------------------------------------------------
                                                               2005            $  6.66      $  7.14             7,657
                                                               ----------------------------------------------------------
                                                               2004(2)         $  6.10      $  6.66             3,543
                                                               ----------------------------------------------------------
                                                               2003                ---      $  6.10             2,683
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $  4.93      $  6.60            16,158
                                                               ----------------------------------------------------------
                                                               2008            $  8.44      $  4.93             8,069
                                                               ----------------------------------------------------------
                                                               2007            $  8.57      $  8.44             7,123
                                                               ----------------------------------------------------------
WELLS FARGO ADVANTAGE LARGE COMPANY CORE                       2006(3,4)       $  7.71      $  8.57             6,079
                                                               ----------------------------------------------------------
                                                               2005            $  8.15      $  7.71             5,562
                                                               ----------------------------------------------------------
                                                               2004(2)         $  7.79      $  8.15             7,157
                                                               ----------------------------------------------------------
                                                               2003                ---      $  7.79             5,029
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                             ACCUMULATION UNIT VALUE
                                                                             -----------------------      ACCUMULATION
                                                                              BEGINNING     END OF     UNITS OUTSTANDING
                         SUBACCOUNT                             YEAR          OF PERIOD     PERIOD      AT END OF PERIOD
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $  6.08      $  8.61            23,333
                                                               ----------------------------------------------------------
                                                               2008            $ 10.60      $  6.08            14,417
                                                               ----------------------------------------------------------
                                                               2007            $ 10.50      $ 10.60             7,552
                                                               ----------------------------------------------------------
                                                               2006(3,4)       $  9.76      $ 10.50             6,483
WELLS FARGO ADVANTAGE OPPORTUNITY                              ----------------------------------------------------------
                                                               2005            $  9.47      $  9.76             5,236
                                                               ----------------------------------------------------------
                                                               2004(2)         $  8.39      $  9.47             4,506
                                                               ----------------------------------------------------------
                                                               2003            $  6.35      $  8.39             3,347
                                                               ----------------------------------------------------------
                                                               2002(1)         $  6.35      $  6.35               237
-------------------------------------------------------------------------------------------------------------------------
                                                               2009            $ 10.82      $ 15.79           107,124
                                                               ----------------------------------------------------------
                                                               2008            $ 18.25      $ 10.82            94,024
                                                               ----------------------------------------------------------
                                                               2007            $ 17.21      $ 18.25            74,412
                                                               ----------------------------------------------------------
                                                               2006(3,4)       $ 15.85      $ 17.21            74,042
WELLS FARGO ADVANTAGE SMALL CAP VALUE                          ----------------------------------------------------------
                                                               2005            $ 14.35      $ 15.85            67,149
                                                               ----------------------------------------------------------
                                                               2004(2)         $ 12.45      $ 14.35            52,532
                                                               ----------------------------------------------------------
                                                               2003            $  8.72      $ 12.45            54,273
                                                               ----------------------------------------------------------
                                                               2002(1)         $  8.73      $  8.72               137
-------------------------------------------------------------------------------------------------------------------------

1 For the period of September 3, 2002 (date of inception) through December 31, 2002.

2 For the period of April 1, 2004 (date of inception) through December 31, 2004 for the Security Income Opportunity Subaccount.

3 For the period of December 1, 2006 (date of inception) through December 31, 2006 for the American Century Strategic Allocation: Aggressive, American Century Strategic Allocation: Conservative, American Century Strategic
     Allocation: Moderate, Aston/Optimum Mid Cap, Baron Asset, Calamos Growth and Income, Calamos High Yield, Federated Bond, Goldman Sachs Emerging Markets Equity, Goldman Sachs Government Income, Janus INTECH Risk-Managed Core, Janus Overseas, Jennison 20/20 Focus, Neuberger Berman Partners, PIMCO All Asset, PIMCO Foreign Bond (U.S. Dollar-Hedged), Prudential Jennison Small Company, Prudential Small-Cap Core Equity, Royce Opportunity, Royce Value, RS Technology, RS Value, T. Rowe Price Capital Appreciation, and T. Rowe Price Growth Stock Subaccounts.

4 For the period of time from January 1, 2006 through June 16, 2006 for the Security Large Cap Growth and Security Social Awareness Subaccounts. On June 16, 2006, the funds underlying these Subaccounts were reorganized into the Security Select 25 Subaccount (now the Rydex | SGI Large Cap Concentrated Growth Subaccount), and Contract Value allocated to these Subaccounts on that date was transferred to the Security Select 25 Subaccount. Accordingly, there were no accumulation unit values or outstanding units on or after June 16, 2006, for those Subaccounts.

5 Effective February 20, 2009, the Security Capital Preservation Fund merged into the Security Diversified Income Fund, which was renamed the Security U.S. Intermediate Bond Fund (now the U.S. Intermediate Bond Subaccount). Contract Value allocated to the Security Capital Preservation Subaccount on that date was transferred to the Security Diversified Income Subaccount, which was renamed the Security U.S. Intermediate Bond Subaccount.

6 Effective July 11, 2008, the Van Kampen Aggressive Growth Fund merged into the Van Kampen Mid Cap Growth Fund. The values in the table for periods prior to the merger reflect investment in the Van Kampen Aggressive Growth Fund.

7 Effective July 25, 2008, the Security Income Opportunity Fund merged into the Security High Yield Fund. The values in the table for periods prior to the merger reflect investment in the Security Income Opportunity Fund.

8 Effective May 1, 2010, although their legal names will not change the Rydex and Security Funds will be marketed with the name "Rydex| SGI."

INFORMATION ABOUT THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS

SECURITY BENEFIT LIFE INSURANCE COMPANY - The Company is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950.


     On July 31, 1998, the Company converted from a mutual life insurance company to a stock life insurance company controlled by Security Benefit Corporation ("SBC"), and ultimately controlled by Security Benefit Mutual Holding Company ("SBMHC"), a Kansas mutual holding company. Membership interests of persons who were Owners as of July 31, 1998 became membership interests in Security Benefit Mutual Holding Company as of that date, and persons who acquire policies from the Company after that date automatically become members in the
mutual holding company.   However, see the section "Purchase Transaction and
Demutualization" below for a discussion of the proposed demutualization of SBMHC and its impact on membership interests in SBMHC.

     The Company offers life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the StateDistrict of Columbia, and all states except New York. As of the end of 2009, the Company had total assets of approximately $9.9 billion. Together with its affiliates, the Company has total funds under management of approximately $30.6 billion.

PURCHASE TRANSACTION AND DEMUTUALIZATION -- The following describes a proposed transaction (the "Transaction") affecting the Company, its parent, SBC, and SBMHC, the parent company of SBC and the ultimate parent company of the Company.

      THE TRANSACTION. On February 15, 2010, SBMHC and certain affiliates entered into a definitive purchase and sale agreement with Guggenheim SBC Holdings, LLC (the "Investor"), an investment vehicle for an investor group led by Guggenheim Partners, LLC, which is a global, independent, privately-held, diversified financial services firm with more than $100 billion in assets under supervision. Pursuant to the purchase and sale agreement, the Investor would purchase and receive a 100% ownership stake in SBC and consequently acquire control of the Company. In particular, after the closing of the Transaction, the Company would remain a direct wholly-owned subsidiary of SBC, and SBC would be a direct wholly-owned subsidiary of the Investor.

      SBMHC expects the Transaction to close late in the second or early in the third quarter of 2010, although it is subject to various conditions, including regulatory approvals, and may be delayed or terminated due to unforeseen circumstances. Under the terms of the purchase and sale agreement, as amended, absent election by SBMHC to take certain actions, the Investor may not unilaterally terminate the agreement until, at the earliest, February 28, 2011 (the "Permitted Termination Date"), unless (i) SBMHC or SBC breaches the purchase and sale agreement or any ancillary agreement such that any of the conditions to the obligation of the Investor to close the Transaction would not be met and SBMHC or SBC fails to cure such breach within 30 days after receipt of written notice of such breach from the Investor or (ii) one or more unforeseen events occur that make impossible satisfaction of the conditions to the Investor's obligation to close and the Investor is not in breach of the purchase and sale agreement or any ancillary agreement (each of (i) and (ii) an "Investor Termination Event").

      DEMUTUALIZATION AND DISSOLUTION. The Transaction, if effected, would be accompanied by the demutualization of SBMHC, pursuant to which eligible Contract owners would receive, subject to certain creditor claims that might be made against SBMHC, cash payments or policy credits (depending on their specific circumstances) in connection with the extinguishment of their SBMHC membership interests. The amount of such cash payment or policy credit is expected to be up to approximately $100 per Contract owner. Upon or after funding for or distribution of the cash payments or policy credits to its members, SBMHC would be dissolved. Completion of the demutualization is a condition to closing of the Transaction. Contract owners as of the close of business on March 2, 2010 (the "Record Date") hold membership interests in SBMHC.

     The Transaction and a related Demutualization and Dissolution Plan of SBMHC have been approved by the SBMHC Board of Directors. The Demutualization and Dissolution Plan is subject to regulatory approval by the Commissioner of Insurance of the State of Kansas (the "Commissioner") and approval by eligible Contract owners to the extent required by applicable law.

      ELIGIBILITY. Under Kansas law, owners of Contracts that are in force on the Record Date will generally be eligible to vote on the demutualization and dissolution of SBMHC and to receive consideration in the demutualization. In the case of group Contracts, generally it is the owner of the Contract who holds the membership interest in SBMHC. Therefore, participants under group Contracts, including participants who hold a certificate under a group Contract, are not members of SBMHC and thus are not eligible to vote on the demutualization and dissolution or to receive any direct consideration in the demutualization. However, to the extent that a group Contract receives consideration in the form of a policy credit, such credit will be allocated to individual participant accounts in the group.

      In addition, eligible Contract owners whose Contracts were issued in connection with a qualified plan may not receive a cash payment or policy credit in connection with the demutualization if SBMHC and the Company do not timely receive from the U.S. Department of Labor and the U.S. Internal Revenue Service certain rulings to avoid potential adverse tax consequences to those Contract owners. SBMHC expects to effect the demutualization and extinguish the membership interests even if it does not yet have the desired rulings and the Company will hold in trust any amounts due those Contract owners. If the rulings have not been received by December 31, 2010 (or such later date as may be required by the Commissioner), the amounts will be retained in the Company's General Account and will not be paid.

     IMPACT OF DEMUTUALIZATION. The demutualization would not result in any changes to the terms of the Contracts. For example, the demutualization would not affect your Contract premiums, and it would not reduce your Contract benefits. All premiums and Contract benefits would continue to be governed by the terms of your Contract and by applicable law. However, once the demutualization is completed and closes, ownership of a Contract will no longer create a membership interest in SBMHC.

      MEMBER INFORMATION BOOKLET. Owners entitled to vote on the demutualization and dissolution of SBMHC were mailed and should have received a Member Information Booklet, which is a detailed information statement regarding the Transaction, as well as a notice of a hearing on the demutualization and dissolution of SBMHC to be conducted by the Commissioner. Such Contract owners have been requested to vote on the demutualization and dissolution of SBMHC either in person or by proxy. You may obtain the complete Member Information Booklet by visiting our website at https://www.securitybenefit.com/#1294 or by contacting us at 1-800-888-2461. Among other things, the Member Information Booklet notes a number of factors that relate to the decision by SBMHC's board of directors (the "Board") to recommend the demutualization and dissolution of SBMHC (and thus, in effect, the Transaction) to its members.

      REASONS FOR THE TRANSACTION. Over the past two years, SBMHC's management and the Board considered a variety of strategic initiatives aimed at (i) better assuring that the Company's policy obligations will be met, (ii) raising significant amounts of new capital, (iii) increasing liquidity at the Company; and (iv) obtaining an investment grade financial strength rating from the various rating agencies. After exploring a number of different options, the Board concluded that the Transaction is in the best interests of the Company and its contract owners as it is expected to significantly improve the Company's financial condition by permitting the Company to operate with a stronger capital position, better prospects, and higher financial ratings and, therefore, greater assurance that the Company will fulfill its obligations to its contract owners. In particular, the Company has already received $175 million of new capital in connection with the Transaction, and approximately $175 million more is expected to be contributed to the Company's capital if the Transaction is consummated.

      The Board's initiatives were prompted by the deterioration of the Company's capital and surplus position in 2008 and 2009 due to, among other things, realized and unrealized losses on collateralized debt obligations and other investments. These losses, when combined with the impacts of lower equity markets on revenues and increased reserve requirements, resulted in a significant decline in the Company's capital and surplus of more than 50% since the middle of 2008. Moreover, in February 2009, the Company experienced downgrades in its financial strength rating, and in June 2009, the Company's financial strength rating was placed on credit watch negative. As a result of these events, SBMHC has entered into the proposed Transaction to improve the Company's financial condition, to better assure that its obligations to its contract owners will continue to be met and to mitigate regulatory concerns.

      RISK CONSIDERATIONS. As noted above, absent election by SBMHC to take certain actions, the Investor may be able to terminate the agreement upon or after the Permitted Termination Date (or earlier if an Investor Termination Event occurs). If the Transaction does not occur, then, among other things, the Company's financial condition could be impacted as follows:

o The Company would not receive the approximately $175 million of additional capital that the Transaction would provide upon closing;

o Due to the occurrence of other events that may happen if the Transaction is not consummated, the Company might (and in certain circumstances likely would) need to take certain accounting write downs and increase its reserves, which would reduce its capital, perhaps significantly; and

o The Company's financial strength ratings would likely be further downgraded, which would likely increase surrender activity, which, particularly if substantial and occurring in a short timeframe, could have a material adverse affect on the Company's liquidity, financial condition, results of operations, and prospects. A ratings downgrade could also adversely affect SBC's other businesses, which might compound these risks.

      In addition, if the Transaction does not occur, the Company could be subject to regulatory action. Over the past year, the Commissioner has been closely monitoring the Company's financial condition and efforts to secure additional capital to determine whether regulatory action is warranted or required. In the event that the Transaction is not consummated, the Commissioner might take regulatory action that could range from, at a minimum, requiring the Company to submit a risk based capital plan to, at a maximum, placing the Company in receivership, and such other action as the Commissioner deems appropriate. If the Commissioner institutes regulatory proceedings, there can be no assurance that contract owners would be paid in full or on time with respect to any policy obligations that are backed by the Company's General Account, such as amounts allocated to the Fixed Account and guarantees that exceed Contract Value (e.g., guarantees associated with the guaranteed death benefit, guaranteed minimum withdrawal benefit rider, and guaranteed minimum income benefit rider).

      The commissioner of insurance in any state in which the Company conducts business also may force the Company to stop issuing new policies or writing new contracts in that state. Such action by one commissioner could lead to similar actions by other commissioners and have a material adverse effect on the Company's business, financial condition, and results of operations. For example, even if the Transaction is completed, to the extent that any commissioner deems certain intercompany notes between the Company and SBC to be inadmissible assets, such commissioner may conclude that the Company's financial condition is inadequate and, as a result, require that the Company stop writing business within that commissioner's jurisdiction. SBMHC believes, however, that such action is much less likely if the Transaction is consummated than if it is not consummated.

      SBMHC expects, as noted above, that the Transaction will close late in the second or early in the third quarter of 2010, and, in the event of any possible delay, intends to pursue the Transaction up to and through the Permitted Termination Date (unless the purchase and sale agreement is terminated earlier by SBMHC, if it becomes permitted and elects to do so, or by the Investor due to the occurrence of an Investor Termination Event). The Company believes that during the pendency of the Transaction it has the ability to continue to operate on an independent basis and to meet contract owner obligations. If the Transaction does not occur, SBMHC will seek other capital raising or restructuring alternatives. Based on its previous efforts, however, SBMHC believes it is unlikely that it would be able to enter into an alternative transaction that would provide a sufficient amount of capital on a timely basis to ensure that the Company will be able to meet its financial obligations to contract owners for the longer term.

      IMPACT OF THE TRANSACTION ON CONTRACT OBLIGATIONS. The amounts that the Company is obligated to pay from its General Account are subject to its financial strength and claims-paying ability. In contrast, the Contract Value that you allocate to the Subaccounts is part of the assets of the Separate Account, which is segregated and cannot be charged with liabilities arising from any other business that the Company may conduct. See "Important Information About Your Benefits Under the Contract."


PUBLISHED RATINGS - The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A. M. Best Company and Standard & Poor's. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

SEPARATE ACCOUNT - The Company established the Separate Account under Kansas law on June 26, 2000. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. Kansas law provides that assets in a separate account attributable to the reserves and other liabilities under a contract may not be charged with liabilities arising from any other business that the insurance company conducts if, and to the extent the contract so provides. The Contract contains a provision stating that assets held in the Separate Account may not be charged with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. The Company may transfer to its General Account assets that exceed anticipated obligations of the Separate Account. All obligations arising under the Contract are general corporate obligations of the Company. The Company may invest its own assets in the Separate Account for other purposes, but not to support contracts other than variable annuity contracts, and may accumulate in the Separate Account proceeds from Contract charges and investment results applicable to those assets.

     The Separate Account consists of accounts referred to as Subaccounts. The Contract provides that the income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Underlying Funds or in other securities or investment vehicles. See "Substitution of Investments."

     The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or the Company.

UNDERLYING FUNDS - Each Underlying Fund is an open-end management investment company of the series type and is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Underlying Funds. Each Underlying Fund pursues different investment objectives and policies.

     Shares of each Underlying Fund are available to the general public outside of an annuity or life insurance contract. If you purchase shares of these Funds directly from a broker-dealer or mutual fund company, you will not pay Contract fees or charges, but you also will not have Annuity Options available. Because of the additional Contract fees and charges, which affect Contract Value and Subaccount returns, you should refer only to perfor-mance information regarding the Underlying Funds available through us, rather than to information that may be available through alternate sources.

     Additionally, certain Underlying Funds have similar investment objectives and policies to other mutual funds managed by the same adviser. The investment results of the Underlying Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Underlying Funds will be comparable to the investment results of any other fund, even if both the Underlying Fund and the other fund are managed by the same adviser. A summary of the investment objective of each of the Underlying Funds is set forth at the end of this Prospectus. We cannot assure that any Underlying Fund will achieve its objective. More detailed information is contained in the prospectus of each Underlying Fund, including information on the risks associated with its investments and investment techniques.

     PROSPECTUSES FOR THE UNDERLYING FUNDS SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THIS PROSPECTUS BEFORE INVESTING. YOU MAY OBTAIN PROSPECTUSES FOR THE UNDERLYING FUNDS BY CONTACTING THE COMPANY.

     CERTAIN PAYMENTS THE COMPANY AND ITS AFFILIATES RECEIVE WITH REGARD TO THE UNDERLYING FUNDS. The Company (and its affiliates) may receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof. The Company negotiates these payments and thus they differ by Underlying Fund (sometimes substantially), and the amounts the Company (or its affiliates) receive may be significant. Making these payments may provide an adviser, sub-adviser, or distributor (or affiliate thereof) with increased access to the Company and its affiliates involved in the distribution of the Contract. Proceeds from these payments may be used for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract, and, in its role as an intermediary, the Underlying Funds. The Company and its affiliates may profit from these payments.

     12B-1 FEES. The Company and/or its subsidiary, Security Distributors, Inc. ("SDI"), the principal underwriter for the Contract, receive 12b-1 fees from certain of the Underlying Funds that are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and certain other variable insurance contracts issued or administered by the Company (or its affiliates). Rule 12b-1 fees are paid out of Underlying Fund assets as part of the Underlying Fund's total annual underlying fund operating expenses. Payments made out of Underlying Fund assets will reduce the amount of assets that would otherwise be available for investment, and will reduce the Underlying Funds' investment returns. Currently, the Company and SDI receive 12b-1 fees ranging from 0% to 0.50% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Fund.

     PAYMENTS FROM UNDERLYING FUND SERVICE PROVIDERS. The Company (or its affiliates) also receives payments from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds (including affiliated Underlying Funds). These payments may be derived, in whole or in part, from the investment advisory fee deducted from Underlying Fund assets. Owners, through their indirect investment in the Underlying Funds, bear the costs of these investment advisory fees (see the Underlying Funds' prospectuses for more information). These payments usually are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and to certain other variable insurance contracts issued or administered by the Company (or its affiliates). Currently, the Company and its affiliates receive administrative payments that range from 0.05% to 0.60% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Fund. The Company may also receive payments from certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds that is a pre-determined fee and not based on the average net assets of the Contract (or other variable insurance contracts issued or administered by the Company or its affiliates) invested in the Underlying Fund.

     OTHER PAYMENTS. An Underlying Fund's adviser, sub-adviser, distributor, or affiliates may provide the Company (or its affiliates) and/or broker-dealers that sell the Contract ("selling firms") with wholesaling services to assist the Company in the distribution of the Contract, may pay the Company (or its affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may provide the Company (or its affiliates) and/or selling firms with occasional gifts, meals, tickets, or other compensation as an incentive to market the Underlying Funds and to cooperate with their promotional efforts.

     The Company receives a $15.00 annual fee payment per participant invested in the Dreyfus Appreciation fund.

     For details about the compensation payments the Company makes in connection with the sale of the Contract, see "Sale of the Contract."


     TOTAL PAYMENTS. Currently, the Company and its affiliates, including SDI, receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof in the form of 12b-1 fees and/or other payments that range in total from 0.25% to a maximum of 0.65% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Fund. This does not include the arrangements with certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds in which the payment is not based on the average net assets of the Contract invested in the Underlying Fund.


     SELECTION OF UNDERLYING FUNDS. The Company selects the Underlying Funds offered through the Contract based on several criteria, including asset class coverage, the strength of the investment adviser's (or sub-adviser's) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor the Company considers during the selection process is whether the Underlying Fund, its adviser, its sub-adviser, or an affiliate will make payments to the Company or its affiliates, as described above. The Company also considers whether the Underlying Fund's adviser is one of its affiliates, and whether the Underlying Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contract. The Company reviews each Underlying Fund periodically after it is selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to an Underlying Fund if it determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant contract owner assets. The Company does not recommend or endorse any particular Underlying Fund, and does not provide investment advice.


SERVICES AND ADMINISTRATION - The Company has primary responsibility for all administration of the Contracts and the Variable Account. The Company has entered into an administrative services agreement with se2, inc. ("se2"), 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby se2 provides certain business process outsourcing services with respect to the Contracts. se2, inc. may engage other service providers to provide certain administrative functions. se2 is an affiliate of the Company.


THE CONTRACT

GENERAL - The Company issues the Contract offered by this Prospectus. It is a flexible purchase payment deferred variable annuity. The Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than the Company. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options under which the Company will pay periodic annuity payments on a variable basis, a fixed basis or both, beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated Purchase Payments and the amount of interest credited on Contract Value that you have allocated to the Fixed Account.

     The Contract is available for purchase by an individual in connection with certain tax qualified retirement plans that meet the requirements of Section 402A, 403(b), 408 or 408A of the Internal Revenue Code ("Qualified Plan"). Certain federal tax advantages are currently available to retirement plans that qualify as annuity purchase plans of public school systems and certain tax-exempt organizations under Section 403(b). If you are purchasing the Contract as an investment vehicle for a Section 402A, 403(b), 408 or 408A Qualified Plan, you should consider that the Contract does not provide any additional tax advantages beyond those already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.

     Note that for Contracts issued to Massachusetts residents on or after January 1, 2009, a unisex Massachusetts approved Contract will be issued without regard to where the application was signed.


IMPORTANT INFORMATION ABOUT YOUR BENEFITS UNDER THE CONTRACT - The benefits under the Contract are paid by us from our General Account assets and/or your Contract Value held in the Separate Account. It is important that you understand that payment of benefits from the Separate Account is not guaranteed and depends upon certain factors discussed below.


     ASSETS IN THE SEPARATE ACCOUNT. Your Contract permits you to allocate Purchase Payments and Contract Value to various Subaccounts. You bear all of the investment risk for allocations to the Subaccounts. Your Contract Value in the Subaccounts is part of the assets of the Separate Account. These assets are segregated and cannot be charged with liabilities arising from any other business that we may conduct.

     ASSETS IN THE GENERAL ACCOUNT. The Contract also permits you to allocate Purchase Payments and Contract Value to the Fixed Account. Amounts allocated to the Fixed Account, plus any guarantees under the Contract that exceed your Contract Value (such as those associated with the guaranteed death benefit and any enhanced death benefits provided by rider, a guaranteed minimum withdrawal benefit rider, or a guaranteed minimum income benefit rider), are paid from our General Account. We issue other types of insurance policies and financial products as well, and we pay our obligations under these products from our assets in the General Account.

     Any amounts that we are obligated to pay under the Contract from the General Account are subject to our financial strength. An insurance company's financial strength may be affected by, among other factors, adverse market developments. Adverse market developments may result in, among other things, realized losses on General Account investments, unrealized losses on such investments (which may or may not result in accounting impairments), increased reserve requirements, and a reduction of capital both absolutely and relative to minimum, regulatory required capital (some of which are cash items and some of which are non-cash items). Adverse market developments are an inherent risk to our, and any insurer's, General Account.

     OUR RATINGS. You will find, at www.securitybenefit.com, information on ratings assigned to the Company by third-party rating organizations A.M. Best Company and Standard & Poor's. These ratings, which reflect recent downgrades and adverse market developments, are opinions of our capacity to meet the obligations of our insurance and annuity contracts based on our financial strength.

     FINANCIAL STATEMENTS. We encourage both existing and prospective Contract owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis, as required by our state regulators who oversee our financial strength and/or claims paying ability, and according to Generally Accepted Accounting Principles (GAAP). Our most recently available audited GAAP financial statements are included in the Statement of Additional Information, which is available at no charge by writing us at addressStreetOne Security Benefit Place, Topeka, Kansas 66636, or by calling us at 1-800-888-2461. You also may obtain our most recent quarterly and annual unaudited statutory financial statements, as well as our most recently available annual audited statutory financial statements, by calling us at 1-800-888-2461 or by visiting www.securitybenefit.com. Please note that accounting principles and rules used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from the principles and rules used to prepare GAAP financial statements, and the resulting differences may be material.

APPLICATION FOR A CONTRACT - If you wish to purchase a Contract, you may submit an application and an initial Purchase Payment to the Company, as well as any other form or information that the Company may require. The Company reserves the right to reject an application or Purchase Payment for any reason, subject to the Company's underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.

     The maximum age of an Owner or Annuitant for which a Contract will be issued is age 90. If there are Joint Annuitants, the maximum issue age will be determined by reference to the older Annuitant.


OPTIONAL RIDERS - Upon your application for the Contract, you may select one or more of the following riders; provided, however, that you may select only one rider that provides a death benefit and may not select riders with total rider charges in excess of 1.55% (1.00% of Contract Value if you select a 0-Year Alternate Withdrawal Charge Rider):

o    Annual Stepped Up Death Benefit;

o    Extra Credit at 4%;

o    Waiver of Withdrawal Charge;

o    0-Year or 4-Year Alternate Withdrawal Charge; or

o    Waiver of Withdrawal Charge - 15 Years or Disability

The Company makes each rider available only at issue. You cannot change or cancel the rider(s) that you select after they are issued, except you may cancel the Bonus Match Rider. A RIDER MAY NOT BE AVAILABLE IN ALL STATES. See the detailed description of each rider below.

       For information on riders that are no longer available for purchase, please see Appendix C - Riders Available for Purchase Only Prior to February 1, 2010.


     Please note that any amount that we may pay or make available under any optional rider that is in excess of Contract Value is subject to our financial strength and claims-paying ability.



ANNUAL STEPPED UP DEATH BENEFIT - This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements, Bonus Amounts, or Additional Amounts), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or

3.   The Stepped Up Death Benefit.

The Stepped Up Death Benefit is the largest result for the following calculation as of the date of receipt of instructions regarding payment of the death benefit:

o The largest Contract Value on any Contract Anniversary that occurs prior to the oldest Owner attaining age 81; plus

o Any Purchase Payments received by the Company since the applicable Contract Anniversary; less

o An adjustment for any withdrawals and withdrawal charges made since the applicable anniversary. In the event of a withdrawal, the Stepped Up Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

     If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be as set forth in item 2 above.

     This rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. See the discussion under "Death Benefit."


EXTRA CREDIT - This rider makes available a Credit Enhancement, which is an amount added to your Contract Value by the Company. A Credit Enhancement of 4% of Purchase Payments, as elected in the application, will be added to Contract Value for each Purchase Payment made in the first Contract Year. PRIOR TO FEBRUARY 1, 2010, A CREDIT ENHANCEMENT OF 3% OR 5% WAS ALSO AVAILABLE FOR ELECTION. Any Credit Enhancement will be allocated among the Subaccounts in the same proportion as your Purchase Payment. This rider is available only if the age of the Owner on the Contract Date is age 80 or younger.

     This rider is available only if the age of the Owner on the Contract Date is age 80 or younger. You may not select an Annuity Start Date that is prior to seven years from the effective date of the rider.


     In the event of a full or partial withdrawal, the Company will recapture all or part of any Credit Enhancement that has not yet vested. An amount equal to 1/7 of the Credit Enhancement will vest as of each anniversary of the rider's date of issue and the Credit Enhancement will be fully vested at the end of seven years from that date. The amount to be forfeited in the event of a withdrawal is equal to a percentage of the Credit Enhancement that has not yet vested. The percentage is determined for each withdrawal as of the date of the withdrawal by dividing:

1. The amount of the withdrawal, including any withdrawal charges, less the Free Withdrawal Amount, by

2.   Contract Value immediately prior to the withdrawal.

     The Company will recapture Credit Enhancements on withdrawals only to the extent that total withdrawals in a Contract Year, including systematic withdrawals, exceed the Free Withdrawal amount. The Free Withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements, made during the year and, for any subsequent Contract
Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year. In addition, the Company does not recapture Credit Enhancements on withdrawals made to pay the fees of your registered investment adviser, provided that your adviser has entered into a variable annuity adviser agreement with the Company.



The Company may recapture Credit Enhancements in the event of a full or partial withdrawal as discussed above. If you exercise your right to return the Contract during the Free-Look period, your Contract Value will be reduced by the value of any Credit Enhancements applied. See "Free-Look Right." In the event of a withdrawal under the terms of the Waiver of Withdrawal Charge Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding such a withdrawal. See "Waiver of Withdrawal Charge." Death benefit proceeds may exclude all or part of any Credit Enhancements. See "Death
Benefit" and the discussions of the death benefit riders.

     The Company expects to make a profit from the charge for this rider and funds payment of the Credit Enhancements through the rider charge and the vesting schedule. The Extra Credit Rider would make sense for you only if you expect your average annual return (net of expenses of the Contract and the Underlying Funds) to exceed the applicable amount set forth in the table below, and you do not expect to make Purchase Payments to the Contract after the first Contract Year. The returns below represent the amount that must be earned each year during the seven-year period beginning on the Contract Date to break even on the rider. The rate of return assumes that all Purchase Payments are made during the first Contract Year when the Credit Enhancement is applied to Purchase Payments. If Purchase Payments are made in subsequent Contract Years, the applicable rider charge will be higher and no offsetting Credit Enhancement will be available. As a result, the rate of return required to break even would be higher.

     If your actual returns are greater than the amounts set forth below and you make no Purchase Payments after the first Contract Year, you will profit from the purchase of the rider. If your actual returns are less, for example, in a down market, or if you make additional Purchase Payments that are not eligible for the Credit Enhancement, you will be worse off than if you had not purchased the rider. Please note that the returns below are net of Contract and Underlying Fund expenses so that you would need to earn the amount in the table plus the amount of applicable expenses to break even on the rider.

                    ----------------------------------------
                                          RATE OF RETURN
                      INTEREST RATE      (NET OF EXPENSES)
                    ----------------------------------------
                           3%*                 -5.00%
                           4%                  -1.50%
                           5%*                  0.80%
                    ----------------------------------------

* Effective February 1, 2010, the 3% and 5% Credit Enhancements are no longer available for election with the Extra Credit rider.


     The Internal Revenue Code generally requires that interests in a Qualified Contract be nonforfeitable, and it is unclear whether the Credit Enhancement feature is consistent with those requirements. Consult a tax advisor before purchasing this rider as part of a Qualified Contract.


     Prior to May 1, 2010, the Company paid an additional Credit Enhancement to customers of broker-dealers that were concerned about the suitability of their customers' current contracts due to restrictions under those contracts on actively managed allocations. The Company paid the additional Credit Enhancement in connection with a Contract purchased by customers of such broker-dealers who exchanged their current contract for this Contract and paid a withdrawal charge on the exchange. When such a customer purchased a Credit Enhancement of 5%, the Company added an additional Credit Enhancement to the customer's initial Purchase Payment. The Company determined the amount of any additional Credit Enhancement by subtracting the 5% Credit Enhancement from the withdrawal charge amount assessed on the customer's exchanged annuity contract. The Company required that it be notified when a purchase was made that qualified under this provision. There was no charge for this additional Credit Enhancement above the charge for the Extra Credit Rider at 5%. Any additional Credit Enhancement amount was subject to recapture in the event that the Owner exercised his or her right to return the Contract during the Free-Look period and was subject to a withdrawal charge.


WAIVER OF WITHDRAWAL CHARGE - This rider makes available a waiver of withdrawal charge in the event of your (1) total and permanent disability prior to age 65,
(2) confinement to a nursing home, or (3) terminal illness.

     The rider defines confinement to a hospital or nursing facility, as follows: (1) you have been confined to a "hospital" or "qualified skilled nursing facility" for at least 90 consecutive days prior to the date of the withdrawal; and (2) you are so confined when the Company receives the waiver request and first became so confined after the Contract Date.

     The Company defines terminal illness as follows: (1) the Owner has been diagnosed by a licensed physician with a "terminal illness"; and (2) such illness was first diagnosed after the Contract was issued.

     The Company defines disability as follows: (1) the Owner is unable, because of physical or mental impairment, to perform the material and substantial duties of any occupation for which the Owner is suited by means of education, training or experience; (2) the impairment has been in existence for more than 180 days and began before the Owner attained age 65 and after the Contract Date; and (3) the impairment is expected to result in death or be long-standing and indefinite.

     Prior to making a withdrawal pursuant to this rider, you must submit to the Company a properly completed claim form and a written physician's statement acceptable to the Company. The Company will also accept as proof of disability a certified Social Security finding of disability.

     The Company reserves the right to have a physician of its choice examine the Owner to determine if the Owner is eligible for a waiver.

     If you have also purchased the Extra Credit Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding any withdrawal pursuant to this rider. The amount of Credit Enhancements to be forfeited is a percentage determined by dividing the amount of the withdrawal by the total Purchase Payments made in the 12 months preceding the withdrawal. The maximum percentage that may be forfeited is 100% of Credit Enhancements earned during the 12 months preceding the withdrawal. Note that if you purchase the Contract with this rider after age 65, you will receive no benefit from the disability portion of this rider and the annual rider charge will remain the same.

ALTERNATE WITHDRAWAL CHARGE - This rider makesavailable an alternative withdrawal charge schedule. You may select one of the followingschedules at the time of purchase of the rider, which is available only at issue.

             ------------------------------------------------------
                  0-YEAR SCHEDULE              4-YEAR SCHEDULE
             ------------------------------------------------------
              PURCHASE                     PURCHASE
             PAYMENT AGE    WITHDRAWAL    PAYMENT AGE    WITHDRAWAL
             (IN YEARS)       CHARGE      (IN YEARS)      CHARGE
             ------------------------------------------------------
              0 and over        0%             1             7%
                                               2             7%
                                               3             6%
                                               4             5%
                                           5 and over        0%
             ------------------------------------------------------

If you purchase this rider, the withdrawal charge schedule above will apply in lieu of the 7-year withdrawal charge schedule described under "Contingent Deferred Sales Charge." If the 4-Year Alternate Withdrawal Charge Rider has not yet been approved in your state, you may purchase a 3-Year Alternate Withdrawal Charge Rider, which provides a withdrawal charge of 7%, 6%, 5% and 0%, respectively, based upon Purchase Payment age (in years) of 1, 2, 3 and over. If you have also purchased the Extra Credit Rider, you may forfeit all or part of any Credit Enhancement in the event of a full or partial withdrawal. See "Extra Credit.

WAIVER OF WITHDRAWAL CHARGE-15 YEARS OR DISABILITY - This Rider makes available a waiver of any withdrawal charge if at the time of withdrawal:

o    The Contract has been in force for 15 or more Contract Years; or

o The Owner has become totally and permanently disabled after the Contract Date and prior to age 65.

Effective as of the date of the first withdrawal under the terms of this Rider, no additional Purchase Payments may be made to the Contract. The charge for this Rider is 0.05%. See "Waiver of Withdrawal Charge Rider-15 Years or Disability."

RIDERS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010 - A number of other riders previously offered with the Contract are no longer available for
purchase.   Please refer to Appendix C - Riders Available For Purchase Only
Prior To February 1, 2010 for descriptions of these riders.


PURCHASE PAYMENTS - The minimum initial Purchase Payment for the purchase of a Contract is $1,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $25. The minimum subsequent Purchase Payment if you elect an Automatic Investment Program is $25. The Company may reduce the minimum Purchase Payment requirement under certain circumstances. The Company will not accept without prior Company approval aggregate Purchase Payments in an amount that exceeds $1,000,000 under any variable annuity contract(s) issued by the Company for which you are an Owner and/or Joint Owner.

     The Company will apply the initial Purchase Payment not later than the end of the second Valuation Date after the Valuation Date it is received by the Company at its Administrative Office; provided that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment. The application form will be provided by the Company. If you submit your application and/or initial Purchase Payment to your registered representative, the Company will not begin processing the application and initial Purchase Payment until the Company receives them from your representative's broker-dealer. If the Company does not receive a complete application, the Company will hold your Purchase Payment in its General Account and will notify you that it does not have the necessary information to issue a Contract and/or apply the Purchase Payment to your Contract. If you do not provide the necessary information to the Company within five Valuation Dates after the Valuation Date on which the Company first receives the initial Purchase Payment or if the Company determines it cannot otherwise issue the Contract and/or apply the Purchase Payment to your Contract, the Company will return the initial Purchase Payment to you unless you consent to the Company retaining the Purchase Payment until the application is made complete.

     The Company will credit subsequent Purchase Payments as of the end of the Valuation Period in which they are received by the Company at its Administrative Office; however, subsequent Purchase Payments received at or after the cut-off time of 3:00 p.m. Central time will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times." Purchase Payments after the initial Purchase Payment may be made at any time prior to the Annuity Start Date, so long as the Owner is living. Subsequent Purchase Payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent Purchase Payments may be paid under an Automatic Investment Program. The initial Purchase Payment required must be paid before the Company will accept the Automatic Investment Program. If you submit a subsequent Purchase Payment to your registered representative, the Company will not begin processing the Purchase Payment until the Company receives it from your representative's broker-dealer.

     If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company also may be required to provide additional information about an Owner's account to government regulators. In addition, the Company may be required to block an Owner's account and thereby refuse to pay any request for transfers, full or partial withdrawals, or death benefits until instructions are received from the appropriate regulator.

ALLOCATION OF PURCHASE PAYMENTS - In an application for a Contract, you select the Subaccounts or the Fixed Account to which Purchase Payments will be allocated. Purchase Payments will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no Purchase Payment allocation is permitted that would result in less than $25.00 per payment being allocated to any one Subaccount or the Fixed Account. The allocations may be a whole dollar amount or a whole percentage. Available allocation alternatives include the Subaccounts and the Fixed Account.

     You may change the Purchase Payment allocation instructions by submitting a proper written request to the Company's Administrative Office. A proper change in allocation instructions will be effective upon receipt by the Company at its Administrative Office and will continue in effect until you submit a change in instructions to the Company. You may make changes in your Purchase Payment allocation and changes to an existing Dollar Cost Averaging or Asset Reallocation Option by telephone provided the proper form is completed, signed, and filed at the Company's Administrative Office. Changes in the allocation of future Purchase Payments have no effect on existing Contract Value. You may, however, transfer Contract Value among the Subaccounts and the Fixed Account in the manner described in "Transfers of Contract Value."

DOLLAR COST AVERAGING OPTION - Prior to the Annuity Start Date, you may dollar cost average your Contract Value by authorizing the Company to make periodic transfers of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfers are effected. Since the price of a Subaccount's Accumulation Units will vary, the amounts transferred to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.

     A Dollar Cost Averaging form is available upon request. On the form, you must designate whether Contract Value is to be transferred on the basis of a specific dollar amount, a fixed period or earnings only, the Subaccount or Subaccounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly, quarterly semi-annual or annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time. The minimum amount that may be transferred to any one Subaccount is $25.00. The Company does not require that transfers be continued over any minimum period of time, although typically dollar cost averaging would extend over a period of at least one year.

     After the Company has received a Dollar Cost Averaging request in proper form at its Administrative Office, the Company will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts you have chosen. The Company will effect each transfer on the date you specify or if no date is specified, on the monthly, quarterly, semiannual or annual anniversary, whichever corresponds to the period selected, of the date of receipt at the Administrative Office of a Dollar Cost Averaging request in proper form. Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under "Transfers of Contract Value."

     You may make changes to the option by writing to the Company's Administrative Office or by telephone provided the proper form is completed, signed, and filed at the Company's Administrative Office. You may instruct the Company at any time to terminate the option by written request to the Company's Administrative Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Dollar Cost Averaging form must be completed and sent to the Administrative Office. The Company requires that you wait at least a month (or a quarter if transfers were made on a quarterly basis) before reinstating Dollar Cost Averaging after it has been terminated for any reason. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. The Company does not currently charge a fee for this option.

     You may also dollar cost average Contract Value to or from the Fixed Account, subject to certain restrictions described under "Transfers and Withdrawals from the Fixed Account."

ASSET REALLOCATION OPTION - Prior to the Annuity Start Date, you may authorize the Company to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the selected period, and Asset Reallocation automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a monthly, quarterly, semiannual or annual basis, as you select. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.

     To elect this option an Asset Reallocation request in proper form must be received by the Company at its Administrative Office. An Asset Reallocation form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.

     Upon receipt of the Asset Reallocation form, the Company will effect a transfer among the Subaccounts based upon the percentages that you selected. Thereafter, the Company will transfer Contract Value to maintain that allocation on each monthly, quarterly, semiannual or annual anniversary, as applicable, of the date of the Company's receipt of the Asset Reallocation request in proper form. The amounts transferred will be credited at the price of the Subaccount as of the end of the Valuation Date on which the transfer is effected. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that are allowed as discussed under "Transfers of Contract Value."

     You may make changes to the option by writing to the Company's Administrative Office or by telephone provided the proper form is completed, signed, and filed at the Company's Administrative Office. You may instruct the Company at any time to terminate this option by written request to the Company's Administrative Office. In that event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Reallocation after it has been canceled, a new Asset Reallocation form must be completed and sent to the Company's Administrative Office. The Company may discontinue, modify, or suspend, and reserves the right to charge a fee for the Asset Reallocation Option at any time. The Company does not currently charge a fee for this option.

     Contract Value allocated to the Fixed Account may be included in the Asset Reallocation option, subject to certain restrictions described in "Transfers and Withdrawals from the Fixed Account."

TRANSFERS OF CONTRACT VALUE - You may transfer Contract Value among the Subaccounts upon proper written request to the Company's Administrative Office both before and after the Annuity Start Date. You may make transfers (other than transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Options) by telephone if the Electronic Transfer Privilege section of the application or the proper form has been completed, signed and filed at the Company's Administrative Office. The minimum transfer amount is $25, or the amount remaining in a given Subaccount. The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.

     The Company generally effects transfers between Subaccounts at their respective accumulation unit values as of the close of the Valuation Period during which the transfer request is received; however, transfer requests received at or after the cut-off time of 3:00 p.m. Central time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times."

     You may also transfer Contract Value to the Fixed Account; however, transfers from the Fixed Account to the Subaccounts are restricted as described in "The Fixed Account."

     The Company reserves the right to limit the number of transfers to 14 in a Contract Year, although the Company does not limit the frequency of transfers with regard to the Dreyfus General Money Market Subaccount. The Company will so limit your transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount(s), and we believe that suspension of your electronic transfer privileges, as discussed below, does not adequately address your transfer activity. The Company does not assess a transfer fee on transfers.

     FREQUENT TRANSFER RESTRICTIONS. The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the Underlying Fund. These kinds of strategies and transfer activities may disrupt portfolio management of the Underlying Funds in which the Subaccounts invest (such as requiring the Underlying Fund to maintain a high level of cash or causing the Underlying Fund to liquidate investments prematurely to pay withdrawals), hurt Underlying Fund performance, and drive Underlying Fund expenses (such as brokerage and administrative expenses) higher. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, the risk exists that the Underlying Funds may suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of the affected Underlying Fund, Owners and Participants with Contract Value allocated to the corresponding Subaccount (as well as their Designated Beneficiaries and Annuitants) and long-term investors who do not generate these costs.

     The Company has in place policies and procedures designed to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount (regardless of the number of previous transfers the Owner or Participant has made during the Contract Year). In making this determination, we monitor transfers among the Subaccounts and the

Fixed Account and consider, among other things, the following factors:

o    the total dollar amount being transferred;

o    the number of transfers you made within the previous 12 months;

o    transfers to and from (or from and to) the same Subaccount;

o whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and

o whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Owners in the group.


     If the Company determines that your transfer patterns among the Subaccounts and the Fixed Account are disruptive to the Underlying Funds or potentially disadvantageous to Owners and Participants, the Company may send you a letter notifying you that it is prohibiting you from making telephone transfers or other electronic transfers and instead requiring that you submit transfer requests in writing via regular U.S. mail for a disclosed period that begins on the date of the letter. However, because the Company does not apply this restriction uniformly, there is a risk that some Owners may engage in transfer activity in a manner that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants, which may have a negative impact on such other Owners and Participants.


     In addition, if you make a certain number of transfers from a Subaccount followed by a transfer to that Subaccount (or to a Subaccount followed by a transfer from that Subaccount) ("round trip transfers") during the prior 12-month period (or such shorter period as specified in the chart below,) the Company will prohibit further transfers to that Subaccount until such transfer may be made without violating the number of round trip transfers permitted (please see the chart below).

----------------------------------------------------------------------------------------------------------
                                                                                                NUMBER OF
                                                                                                ROUND TRIP
                                     SUBACCOUNT                                                 TRANSFERS
----------------------------------------------------------------------------------------------------------
Dreyfus General Money Market                                                                    Unlimited
----------------------------------------------------------------------------------------------------------
Calamos(R) Growth and Income, Calamos(R) High Yield, Goldman Sachs Emerging Markets Equity,        4(1)
Goldman Sachs Government Income, Invesco Basic Value, Invesco Dynamics, Invesco Large Cap
Growth, Invesco Mid Cap Core Equity, Invesco Small Cap Growth, Invesco Technology,
Neuberger Berman Partners, Neuberger Berman Socially Responsive, PIMCO All Asset, PIMCO
Foreign Bond (U.S. Dollar-Hedged), PIMCO Real Return, PIMCO Total Return, Rydex | SGI
All-Cap Opportunity, Rydex | SGI Global, Rydex | SGI High Yield, Rydex | SGI Large Cap
Concentrated Growth, Rydex | SGI Large Cap Core, Rydex | SGI Large Cap Value, Rydex | SGI
Mid Cap Growth, Rydex | SGI Mid Cap Value, Rydex | SGI Small Cap Growth, Rydex | SGI U.S.
Intermediate Bond, Van Kampen Comstock, Van Kampen Equity and Income, Van Kampen Mid Cap
Growth
----------------------------------------------------------------------------------------------------------
Royce Opportunity, Royce Value                                                                     3(1)
----------------------------------------------------------------------------------------------------------
American Century Equity Income, American Century Heritage, American Century International          2(1)
Growth, American Century Select, American Century Strategic Allocation: Aggressive,
American Century Strategic Allocation: Conservative, American Century Strategic Allocation:
Moderate, American Century Ultra(R), Federated Bond
----------------------------------------------------------------------------------------------------------
Aston/Optimum Mid Cap, Northern Institutional Global Tactical Asset Allocation, Northern           2(2)
Large Cap Value, Northern Select Equity,
----------------------------------------------------------------------------------------------------------
Dreyfus Appreciation, Dreyfus Mid Cap Value, Dreyfus Strategic Value                               2(6)
----------------------------------------------------------------------------------------------------------
Fidelity(R) Advisor Dividend Growth, Fidelity(R) Advisor Mid Cap*, Fidelity(R) Advisor Real        1(2)
Estate, Fidelity(R) Advisor Value Strategies
----------------------------------------------------------------------------------------------------------
Baron Asset                                                                                        1(3)
----------------------------------------------------------------------------------------------------------
Janus INTECH Risk-Managed Core, Janus Overseas, RS Partners, RS Technology, RS Value, T.           1(4)
Rowe Price Capital Appreciation, T. Rowe Price Growth Stock
----------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Growth, Wells Fargo Advantage Large Company Core, Wells Fargo                1(5)
Advantage Opportunity, Wells Fargo Advantage Small Cap Value
----------------------------------------------------------------------------------------------------------
Prudential Jennison 20/20 Focus, Prudential Jennison Small Company**, Prudential Small-Cap         1(7)
Core Equity
----------------------------------------------------------------------------------------------------------

1 Number of round trip transfers that can be made in any 12 month period before the Company will prohibit further transfers to that Subaccount. Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.

2 Number of round trip transfers that can be made in any 3 month period before the Company will prohibit further transfers to that Subaccount. Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.

3 Number of round trip transfers that can be made in any 6 month period before the Company will prohibit further transfers to that Subaccount. Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.

4 Number of round trip transfers that can be made in any 90 day period before the Company will prohibit further transfers to that Subaccount. Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.

5 Number of round trip transfers that can be made in any 45 day period before the Company will prohibit further transfers to that Subaccount. Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.

6 Number of round trip transfers that can be made in any 4 month period before the Company will prohibit further transfers to that Subaccount. Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.

7 Number of round trip transfers that can be made in any 60 day period before the Company will prohibit further transfers to that Subaccount. Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.

  *You may transfer Contract Value to the Fidelity Advisor Mid Cap Subaccount only if you purchased your Contract prior to July 31, 2004.

**You may transfer Contract Value to the Jennison Small Company Subaccount only if you purchased your Contract prior to November 23, 2007.

     In addition to the Company's own frequent transfer procedures, the Underlying Funds may have adopted their own policies and procedures with respect to frequent transfer of their respective shares, and the Company reserves the right to enforce these policies and procedures. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures the Company has adopted. In particular, some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund's manager, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected.

     You should be aware that the Company currently may not have the contractual obligation or the operational capacity to apply the Underlying Funds' frequent transfer policies and procedures. However, under SEC rules, the Company is required to: (1) enter into a written agreement with each Underlying Fund or its principal underwriter that obligates the Company to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Underlying Fund.

     Managers of the Underlying Funds may contact the Company if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, the Company will take appropriate action to protect others. In particular, the Company may, and the Company reserves the right to, reverse a potentially harmful transfer. If the Company reverses a potentially harmful transfer, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original transfer was effected, and the Company will inform the Owner in writing at his or her address of record.

     To the extent permitted by applicable law, the Company also reserves the right to reject a transfer request at any time that the Company is unable to purchase or redeem shares of any of the Underlying Funds because of any refusal or restriction on purchases or redemptions of their shares as a result of the Underlying Fund's policies and procedures on market timing activities or other potentially abusive transfers. The Company also reserves the right to implement, administer, and collect redemption fees imposed by one or more of the Underlying Funds in the future. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.

     In its sole discretion, the Company may revise its market timing procedures at any time without prior notice as the Company deems necessary or appropriate to better detect and deter programmed, frequent, or large transfers that may adversely affect other Owners, Participants, or Underlying Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Company may change its parameters to monitor for factors other than the number of "round trip transfers" into and out of particular Subaccounts. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate transfers made in two or more Contracts that it believes are connected (for example, two Contracts with the same Owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).

     The Company does not include transfers made pursuant to Dollar Cost Averaging and Asset Reallocation Options in these limitations. The Company may vary its market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. The Company may not always apply these detection methods to Subaccounts investing in Underlying Funds that, in its judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.

     Contract owners seeking to engage in programmed, frequent, or large transfer activity may deploy a variety of strategies to avoid detection. The Company's ability to detect and deter such transfer activity is limited by operational systems and technological limitations. In addition, the terms of the Contract may also limit the Company's ability to restrict or deter harmful transfers. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners, Participants, or Underlying Fund shareholders involves judgments that are inherently subjective. Accordingly, despite its best efforts, the Company cannot guarantee that its market timing procedures will detect every potential market timer, but the Company applies its market timing procedures consistently to all Owners without special arrangement, waiver, or exception, aside from allocations to the Dreyfus General Money Market Subaccount, which does not limit or restrict transfers. Because other insurance companies and/or retirement plans may invest in the Underlying Funds, the Company cannot guarantee that the Underlying Funds will not suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

     The Company does not limit or restrict transfers to or from the Dreyfus General Money Market Fund. As stated above, market timing and frequent transfer activities may disrupt portfolio management of the Underlying Funds, hurt Underlying Fund performance, and drive Underlying Fund expenses higher.

     Because the Company cannot guarantee that it can restrict or deter all harmful transfer activity, Owners bear the risks associated with such activity, including potential disruption of portfolio management of the Underlying Funds and potentially lower Underlying Fund performance and higher Underlying Fund expenses. In addition, there is a risk that the Company will not detect harmful transfer activity on the part of some Owners and, as a result, the Company will inadvertently treat those Owners differently than Owners it does not permit to engage in harmful transfer activity. Moreover, due to the Company's operational and technological limitations, as well as possible variations in the market timing policies of other insurance companies and/or retirement plans that may also invest in the Underlying Funds, some Owners may be treated differently than others. Consequently, there is a risk that some Owners may be able to engage in market timing while others suffer the adverse effects of such trading activities.

CONTRACT VALUE - The Contract Value is the sum of the amounts under the Contract held in each Subaccount and the Fixed Account as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.

     On each Valuation Date, the amount of Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See "Determination of Contract Value." Contract Value allocated to the Subaccounts is not guaranteed by the Company. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.

DETERMINATION OF CONTRACT VALUE - Your Contract Value will vary to a degree that depends upon several factors, including

o Investment performance of the Subaccounts to which you have allocated Contract Value,

o    Interest credited to the Fixed Account,

o    Payment of Purchase Payments,

o    The amount of any outstanding Contract Debt,

o    Full and partial withdrawals, and

o Charges assessed in connection with the Contract, including charges for any optional Riders selected.

The amounts allocated to the Subaccounts will be invested in shares of the corresponding Underlying Funds. The investment performance of a Subaccount will reflect increases or decreases in the net asset value per share of the corresponding Underlying Fund and any dividends or distributions declared by the Underlying Fund. Any dividends or distributions from any Underlying Fund will be automatically reinvested in shares of the same Underlying Fund, unless the Company, on behalf of the Separate Account, elects otherwise.

     Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of an Owner's interest in a Subaccount. When you allocate Purchase Payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount, including any Credit Enhancements, Bonus Amounts, and Additional Amounts allocated to the particular Subaccount by the price for the Subaccount's Accumulation Units as of the end of the Valuation Period in which the Purchase Payment is credited.

     In addition, other transactions including loans, full or partial withdrawals, transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units credited to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction. The price of each Subaccount is determined on each Valuation Date as of the close of the New York Stock Exchange, normally 3:00 p.m. Central time. Transactions received at or after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times." The price of each Subaccount may be determined earlier if trading on the New York Stock Exchange is restricted or as permitted by the SEC.

     The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.

     The price of each Subaccount's units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Underlying Fund, (2) any dividends or distributions paid by the corresponding Underlying Fund, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, (4) the minimum mortality and expense risk charge under the Contract of 0.75%, and (5) the administration charge under the Contract of 0.15%.

     The minimum mortality and expense risk charge of 0.75% and the administration charge of 0.15% are factored into the accumulation unit value or "price" of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional riders (other than the Bonus Match Rider) (the "Excess Charge") on a monthly basis. Each Subaccount declares a monthly dividend and the Company deducts the Excess Charge from this monthly dividend upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly dividend is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount's monthly dividend. The Company deducts the Excess Charge only upon reinvestment of the monthly dividend and does not assess an Excess Charge upon a full or partial withdrawal from the Contract. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date. See the Statement of Additional Information for a more detailed discussion of how the Excess Charge is deducted.

CUT-OFF TIMES - Any financial transactions involving your Contract, including those submitted by telephone, must be received by us before any announced closing of the New York Stock Exchange to be processed on the current Valuation Date. The New York Stock Exchange normally closes at 3:00 p.m. Central time so financial transactions must be received by that time (the "cut-off time"). Financial transactions received at or after the applicable cut-off time will be processed on the following Valuation Date. Financial transactions include loans, transfers, full and partial withdrawals, death benefit payments, and Purchase Payments.

FULL AND PARTIAL WITHDRAWALS - An Owner may make a partial withdrawal of Contract Value, or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including a systematic withdrawal, may be taken from Contract Value at any time while the Owner is living and before the Annuity Start Date, subject to limitations under the applicable plan for Qualified Plans and applicable law. Withdrawals (other than systematic withdrawals) after the Annuity Start Date are permitted only under Annuity Options 5, 6 and 7 (unless the Owner has elected fixed annuity payments under Option 7). See "Annuity Period" for a discussion of withdrawals after the Annuity Start Date. A full or partial withdrawal request generally will be effective as of the end of the Valuation Period that a proper Withdrawal Request form is received by the Company at its Administrative Office; however, if a Withdrawal Request form is received on a Valuation Date at or after the cut-off time of 3:00 p.m. Central time, the withdrawal will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times." A proper written request must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable.

     The proceeds received upon a full withdrawal will be the Contract's Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which a proper Withdrawal Request form is received by the Company at its Administrative Office, less any outstanding Contract Debt, any applicable withdrawal charges (if the withdrawal is made from Purchase Payments, Bonus Amounts, and/or Additional Amounts that have been held in the Contract for less than seven years), any pro rata account administration charge and any uncollected premium taxes to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See "Contingent Deferred Sales Charge," "Account Administration Charge," and "Premium Tax Charge." If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. See the discussion of vesting of Credit Enhancements under "Extra Credit." The Withdrawal Value during the Annuity Period under Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.

     The Company requires the signature of the Owner on any request for withdrawal. The Company also requires a guarantee of such signature to effect the transfer or exchange of all of the Contract, or any part of the Contract in excess of $25,000, for another investment. The signature guarantee must be provided by an eligible guarantor, such as a bank, broker, credit union, national securities exchange or savings association. Notarization is not an acceptable form of signature guarantee. The Company further requires that any request to transfer or exchange all or part of the Contract for another investment be made upon a transfer form provided by the Company which is available upon request.


     A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be at least $500 except systematic withdrawals discussed below. A request for a partial withdrawal will result in a payment by the Company of the amount specified in the partial withdrawal request, less any applicable withdrawal charge, any premium tax charge and a percentage of any Credit Enhancements that have not yet vested. Any withdrawal charges on partial withdrawals (including systematic withdrawals) from Purchase Payments, Bonus Amounts, and/or Additional Amounts that have been held in the Contract for less than seven years will be deducted from the requested payment amount as will any premium tax charge and a percentage of any Credit Enhancements that have not yet vested. Alternatively, you may request that any withdrawal charge, any premium tax charge and a percentage of any unvested Credit Enhancements be deducted from your remaining Contract Value, provided there is sufficient Contract Value available. Upon payment, your Contract Value will be reduced by an amount equal to the payment, or if you requested that any withdrawal charges be deducted from your remaining Contract Value, your Contract Value also will be reduced by the amount of any such withdrawal charge, or premium tax charge and a percentage of any Credit Enhancements that have not yet vested. See "Premium Tax Charge" and "Extra Credit." No partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account.

     If a partial withdrawal (other than a systematic withdrawal) is requested after the first Contract Year that would leave the Withdrawal Value in the Contract less than $2,000, the Company reserves the right to terminate the Contract and pay the Contract Value in one sum to the Owner. However, the Company will first notify the Owner that the Contract is subject to termination, and will only terminate the Contract if, after 90 days following the date of the notice, the Owner has not made any Purchase Payments to increase the Withdrawal Value to $2,000. No partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account.


     The Company will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts and the Fixed Account, according to the Owner's instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.


     A full or partial withdrawal, including a systematic withdrawal, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59 1/2, may be subject to a 10% penalty tax. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 403(b) of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. For more information, see "Restrictions on Withdrawals from Qualified Plans" and "Restrictions under the Texas Optional Retirement Program." The tax consequences of a withdrawal under the Contract should be carefully considered. See "Federal Tax Matters."


SYSTEMATIC WITHDRAWALS - The Company currently offers a feature under which you may select systematic withdrawals. Under this feature, an Owner may elect to receive systematic withdrawals while the Owner is living and before the Annuity Start Date by sending a properly completed Scheduled Systematic Withdrawal form to the Company at its Administrative Office. This option may be elected at any time. An Owner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts and/or Fixed Account, as a fixed period, as level payments, as a specified dollar amount, as all earnings in the Contract, or based upon the life expectancy of the Owner or the Owner and a Beneficiary. An Owner also may designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannual or annual. The Owner may stop or modify systematic withdrawals upon proper written request received by the Company at its Administrative Office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable beneficiary, if applicable.

     Each systematic withdrawal must be at least $100. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable withdrawal charge and premium tax. Contract Value will also be reduced by a percentage of any Credit Enhancements that have not yet vested. See "Extra Credit."


      If an Owner is enrolled in the Dollar Cost Averaging or Asset Reallocation Options, the Owner may not elect to receive systematic withdrawals from any Subaccount that is part of the Dollar Cost Averaging or Asset Reallocation Options.


     In no event will the amount of a systematic withdrawal exceed the Contract Value less any applicable withdrawal charges, any uncollected premium taxes, any pro rata account administration charge, and any reduction for Credit Enhancements that have not yet vested (the "Withdrawal Value"). The Contract will automatically terminate if a systematic withdrawal causes the Contract's Withdrawal Value to equal $0.

     The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal, including any applicable withdrawal charge, will be allocated to your Contract Value in the Subaccounts and the Fixed Account, as you have directed. If you do not specify the allocation, the Company will deduct the systematic withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.

     The Company may, at any time, discontinue, modify, suspend or charge a fee for systematic withdrawals. You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax which may be imposed on withdrawals made prior to the Owner attaining age 59 1/2. See "Restrictions on Withdrawals from Qualified Plans," "Restrictions under the Texas Optional Retirement Program," and "Federal Tax Matters."

FREE-LOOK RIGHT - You may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. Purchase Payments received during the Free-Look period will be allocated according to your instructions contained in the application or more recent instructions, if any. If you return your Contract during the Free-Look Period, the Company will then deem void the returned Contract and will refund to you as of the Valuation Date on which the Company receives your Contract Purchase Payments allocated to the Fixed Account (not including any Credit Enhancements if the Extra Credit Rider was in effect). The Company will also refund any Contract Value allocated to the Subaccounts based upon the value of Accumulation Units next determined after we receive your Contract, plus any charges deducted from such Contract Value, less any such Contract Value attributable to Credit Enhancements and/or Bonus Amounts. Because the Company will deduct the current value of any Credit Enhancements and/or Bonus Amounts from the amount of Contract Value refunded to you, the Company will bear the investment risk associated with Credit Enhancements and Bonus Amounts during the Free-Look Period.


     Some states' laws require us to refund your Purchase Payments. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund the greater of: 1) Purchase Payments (not including any Credit Enhancement or Bonus Credits); or 2) Contract Value, plus any charges deducted from such Contract Value, less the Contract Value attributable to any Credit Enhancements and/or Bonus Credits.


DEATH BENEFIT - You should consider the following provisions carefully when choosing the Designated Beneficiary, Annuitant, and any Joint Annuitant, as well as before changing any of these parties. Naming different persons as Owner(s), Annuitant(s) and Designated Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it.

     If any Owner dies prior to the Annuity Start Date while this Contract is in force, the Company will calculate the death benefit proceeds payable to the Designated Beneficiary as of the Valuation Date the Company receives due proof of the Owner's death and instructions regarding payment to the Designated Beneficiary.

     If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See "Distribution Requirements." If any Owner is not a natural person, the death benefit proceeds will be calculated upon receipt of due proof of death of the Annuitant prior to the Annuity Start Date and instructions regarding payment. If the death of any Owner occurs on or after the Annuity Start Date, any death benefit will be determined according to the terms of the Annuity Option. See "Annuity Options."

     The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax. If the age of each Owner was 80 or younger on the Contract Date and an Owner dies prior to the Annuity Start Date while this Contract is in force, the amount of the death benefit will be the greater of:

1. The sum of all Purchase Payments (not including any Credit Enhancements, Bonus Amounts and/or Additional Amounts if the Extra Credit Rider and/or Bonus Match Rider were in effect), less any reductions caused by previous withdrawals, including withdrawal charges, or

2. The Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company (less any Credit Enhancements applied during the 12 months prior to the date of the Owner's death).

     If any Owner was age 81 or older on the Contract Date, the death benefit will be as set forth in item 2 above.


     If you purchased one of the optional riders that provide an enhanced death benefit, your death benefit will be determined in accordance with the terms of the rider. See the discussion of the Annual Stepped Up Death Benefit above, as well as the discussion of the Guaranteed Growth Death Benefit; Combined Annual Stepped Up and Guaranteed Growth Death Benefit; Enhanced Death Benefit; Combined Enhanced Death Benefit and Annual Stepped Up Death Benefit; Combined Enhanced Death Benefit and Guaranteed Growth Death Benefit; Combined Enhanced Death Benefit, Annual Stepped Up Death Benefit, and Guaranteed Growth Death Benefit; and Total Protection in Appendix C - Riders Available for Purchase Only Prior to February 1, 2010. Your death benefit proceeds under the rider will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge, any uncollected premium tax, and, if the proceeds are based upon Contract Value, any Credit Enhancements applied during the 12 months preceding the Owner's date of death.


     The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. However, if the Owner has completed a restricted beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form. IF THE COMPANY DOES NOT RECEIVE AT ITS ADMINISTRATIVE OFFICE WITHIN SIX MONTHS OF THE DATE OF THE OWNER'S DEATH INSTRUCTIONS REGARDING THE DEATH BENEFIT PAYMENT, THE DEATH BENEFIT WILL BE AS SET FORTH IN ITEM 2 ABOVE. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. A tax adviser should be consulted in considering Annuity Options. See "Federal Tax Matters" and "Distribution

Requirements" for a discussion of the tax consequences in the event of death.

DISTRIBUTION REQUIREMENTS - For Contracts issued in connection with a Qualified Plan, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to limitations or restrictions on distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.


       Any rules permitting a spouse to continue the Contract upon the death of an owner are available only to a person who meets the definition of "spouse" under Federal law. The Federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws.


DEATH OF THE ANNUITANT - If the Annuitant dies prior to the Annuity Start Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant's death. If a new Annuitant is not named, the Company will designate the Owner as Annuitant. On the death of the Annuitant after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death.

CHARGES AND DEDUCTIONS

CONTINGENT DEFERRED SALES CHARGE - The Company does not deduct sales charges from Purchase Payments before allocating them to Contract Value. However, except as set forth below, the Company may assess a contingent deferred sales charge (which may also be referred to as a "withdrawal charge") on a full or partial withdrawal, including systematic withdrawals, depending on how long your Purchase Payments have been held under the Contract. If the Bonus Match Rider is in effect, Purchase Payments include Bonus Amounts and Additional Amounts paid under the rider for purposes of assessing the withdrawal charge. As such, Bonus Amounts and Additional Amounts are subject to withdrawal charges on the same basis as Purchase Payments in the event of a full or partial withdrawal of any such Bonus Amounts or Additional Amounts.

     The Company will waive the withdrawal charge on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the Free Withdrawal amount. The Free Withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements, made during the year and for any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year.

     The withdrawal charge applies to the portion of any withdrawal, consisting of Purchase Payments, Bonus Amounts, and/or Additional Amounts, that exceeds the Free Withdrawal amount. For purposes of determining the withdrawal charge, withdrawals are considered to come first from Purchase Payments, then Bonus Amounts, then Additional Amounts in the order they were received and then from earnings. The withdrawal charge does not apply to withdrawals of earnings. Free withdrawal amounts do not reduce Purchase Payments, Bonus Amounts, and Additional Amounts for the purpose of determining future withdrawal charges. Also, under the Guaranteed Minimum Withdrawal Benefit and Total Protection Riders, withdrawals of up to the Annual Withdrawal Amount are not subject to a withdrawal charge but reduce the Free Withdrawal amount otherwise available in that Contract Year.

     The amount of the charge will depend on how long your Purchase Payments, Bonus Amounts, and/or Additional Amounts have been held under the Contract. Each Purchase Payment, Bonus Amount, or Additional Amount is considered to have a certain "age," depending on the length of time since the Purchase Payment, Bonus Amount, or Additional Amount was effective. A Purchase Payment, Bonus Amount, or Additional Amount is "age one" in the year beginning on the date the Purchase Payment, Bonus Amount, or Additional Amount is received by the Company and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:

                -------------------------------------------------
                  PURCHASE PAYMENT, BONUS AMOUNT,    WITHDRAWAL
                OR ADDITIONAL AMOUNT AGE (IN YEARS)    CHARGE
                -------------------------------------------------
                             1                           7%
                             2                           7%*
                             3                           6%
                             4                           5%
                             5                           4%
                             6                           3%
                             7                           2%
                         8 and over                      0%
                -------------------------------------------------
*If you are a Participant in the Texas Optional Retirement Program, we will instead assess a withdrawal charge of 6.75% in year 2.

     The Company will deduct the withdrawal charge from your withdrawal payment, unless you request that the charge be deducted from remaining Contract Value and provided there is sufficient Contract Value available. In no event will the amount of any withdrawal charge, when added to such charge previously assessed against any amount withdrawn from the Contract, exceed 7% of Purchase Payments, Bonus Amounts, and Additional Amounts paid under the Contract. In addition, no with-drawal charge will be imposed upon: (1) payment of death benefit proceeds;
or (2) annuity options that provide for payments for life, or a period of at least seven years. The Company will assess the withdrawal charge against the Subaccounts and the Fixed Account in the same proportion as the withdrawal proceeds are allocated.

     The withdrawal charge is designed to reimburse the Company for costs and other expenses associated with the promotion and sales of the Contract, such as paying sales commissions to broker-dealers. It is expected that actual expenses will be greater than the amount of the withdrawal charge. To the extent that all sales expenses are not recovered from the charge, such expenses may be recovered from other charges, including amounts derived indirectly from the charge for mortality and expense risk.

MORTALITY AND EXPENSE RISK CHARGE - The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 0.75%, on an annual basis, of each Subaccount's average daily net assets. If you are subject to mortality and expense risk charge above the minimum charge, the Company deducts the excess amount from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value, as set forth in the table below.

                       -------------------------------------
                                            ANNUAL MORTALITY
                                            AND EXPENSE RISK
                       CONTRACT VALUE            CHARGE
                       -------------------------------------
                       Less than $25,000          0.90%
                       $25,000 or more            0.75%
                       -------------------------------------

These amounts are also deducted during the Annuity Period. Under Options 5 and 6, the mortality and expense risk charge is calculated and deducted as described above. However, the mortality and expense risk charge is 1.25%, on an annual basis, under Options 1 through 4, 7 and 8, in lieu of the amounts set forth above and is deducted daily. The mortality and expense risk charge is intended to compensate the Company for certain mortality and expense risks the Company assumes in offering and administering the Contracts and operating the Subaccounts.

     The expense risk is the risk that the Company's actual expenses in issuing and administering the Contracts and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company's actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract.

     The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including distribution expenses. See "Determination of Contract Value" for more information about how the Company deducts the mortality and expense risk charge.

ADMINISTRATION CHARGE - The Company deducts a daily administration charge equal to an annual rate of 0.15% of each Subaccount's average daily net assets. The purpose of this charge is to compensate the Company for the expenses associated with administration of the Contract and operation of the Subaccounts.

ACCOUNT ADMINISTRATION CHARGE - The Company deducts an account administration charge of $30.00 from Contract Value at each Contract Anniversary. The Company will waive the charge if your Contract Value is $50,000 or more on the date the charge is to be deducted. The Company will deduct a pro rata account administration charge (1) upon a full withdrawal; (2) upon the Annuity Start Date if one of the Annuity Options 1 through 4, 7 or 8 is chosen; and (3) upon payment of a death benefit. This charge is not deducted during the Annuity Period if one of the Annuity Options 1 through 4, 7 or 8 is chosen. The purpose of the charge is to compensate the Company for the expenses associated with administration of the Contract.

PREMIUM TAX CHARGE - Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner's state of residence, the Annuitant's state of residence, and the insurance tax laws and the Company's status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. The Company deducts this charge when due, typically upon the Annuity Start Date or payment of a Purchase Payment. The Company may deduct premium tax upon a full or partial withdrawal if a premium tax has been incurred and is not refundable. Currently, in Maine and Wyoming the Company deducts the premium tax from Purchase Payments applied to a Non-Qualified Plan. Those amounts are currently 2.00% and 1.00%, respectively. Partial withdrawals, including systematic withdrawals may be subject to a premium tax charge if a premium tax is incurred on the withdrawal by the Company and is not refundable. The Company reserves the right to deduct premium taxes when due or any time thereafter. Premium tax rates currently range from 0% to 3.5%, but are subject to change by a governmental entity.

LOAN INTEREST CHARGE - The Company charges an effective annual interest rate on a loan that will never be greater than an amount equal to the Guaranteed Rate plus 2.75% and plus the total charges for riders you have selected. The Company also will credit the amount in the Loan Account with an effective annual interest rate equal to the Guaranteed Rate. After offsetting interest credited at the Guaranteed Rate, the net cost of a loan is the interest rate charged by the Company less the amount of the Guaranteed Rate. Thus, the highest net cost of a loan you may be charged is 2.75%, plus the amount of any applicable rider charges. (For loans issued prior to May 1, 2006, the net cost of a loan was 2.5%, plus the amount of any applicable rider charges.)

OTHER CHARGES - The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See "Tax Status of the Company and the Separate Account" and "Charge for the Company's Taxes."

VARIATIONS IN CHARGES - The Company may reduce or waive the amount of the contingent deferred sales charge and certain other charges for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial Purchase Payment or projected Purchase Payments or the Contract is sold in connection with a group or sponsored arrangement.

OPTIONAL RIDER CHARGES - In addition to the charges and deductions discussed above, you may purchase certain optional riders under the Contract. The Company makes each rider available only at issue.

     The Company deducts a monthly charge from Contract Value for any riders elected by the Owner, except the Bonus Match Rider which has an annual charge of $25. For the other riders, the Company generally will deduct the monthly rider charge from Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect one of Annuity Options 1 through 4, 7 or 8 and will deduct the monthly rider charge for the life of the Contract if you elect Annuity Option 5 or 6. Thus, the Company may deduct certain rider charges during periods where no benefits are provided or payable. The charge for the Extra Credit Rider, however, is deducted only during the seven-year period beginning on the Contract Date. The amount of each rider charge is equal to a percentage, on an annual basis, of your Contract Value. Each rider and its charge are listed below. A RIDER MAY NOT BE AVAILABLE IN ALL STATES.


     As noted in the table, certain riders are no longer available for purchase. For more information on these riders, please see Appendix C - Riders Available for Purchase Only Prior to February 1, 2010.


TEACHER RETIREMENT SYSTEM OF TEXAS - LIMITS ON OPTIONAL RIDERS - If you are: (1) purchasing the Contract as a tax-sheltered annuity through a salary reduction arrangement; (2) an employee of a school district or an open-enrollment charter school; and (3) a member of the Teacher Retirement System of Texas, you may not select riders with a total charge that exceeds 0.25% of Contract Value, and only the following Riders are available for purchase:

o    Annual Stepped Up Death Benefit

o    Waiver of Withdrawal Charge

------------------------------------------------------------------------------------------
OPTIONAL RIDER EXPENSES (as a percentage of Contract Value)
------------------------------------------------------------------------------------------
                                                                                  ANNUAL
                                                                     INTEREST      RIDER
                                                                      RATE(1)     CHARGE
------------------------------------------------------------------------------------------
RIDERS AVAILABLE FOR PURCHASE WITH THE CONTRACT:
------------------------------------------------------------------------------------------
Annual Stepped Up Death Benefit Rider                                   ---       0.20%
------------------------------------------------------------------------------------------
Extra Credit(2)                                                         4%        0.55%
------------------------------------------------------------------------------------------
Waiver of Withdrawal Charge Rider                                       ---       0.05%
------------------------------------------------------------------------------------------
Alternate Withdrawal Charge Rider(5)                                  0-Year      0.70%
                                                                      4-Year      0.55%
------------------------------------------------------------------------------------------
Waiver of Withdrawal Charge Rider--15 Years or Disability               ---       0.05%
------------------------------------------------------------------------------------------
RIDERS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010:
------------------------------------------------------------------------------------------
Guaranteed Minimum Income Benefit Rider                                 3%        0.15%
                                                                        5%        0.30%
------------------------------------------------------------------------------------------
                                                                        3%        0.10%
Guaranteed Growth Death Benefit Rider                                   5%        0.20%
                                                                        6%(2,)    0.25%
                                                                        7%(2,)    0.30%
------------------------------------------------------------------------------------------
Combined Annual Stepped Up Death Benefit Rider and Guaranteed
Growth Death Benefit Rider                                              5%        0.25%
------------------------------------------------------------------------------------------
Enhanced Death Benefit Rider                                            ---       0.25%
------------------------------------------------------------------------------------------
Combined Enhanced Death Benefit Rider and Annual Stepped Up Death
Benefit Rider                                                           ---       0.35%
------------------------------------------------------------------------------------------
Combined Enhanced Death Benefit Rider and Guaranteed Growth Death
Benefit Rider                                                           5%        0.35%
------------------------------------------------------------------------------------------
Combined Enhanced Death Benefit Rider, Annual Stepped Up Death
Benefit Rider, and Guaranteed Growth Death Benefit Rider                5%        0.40%
------------------------------------------------------------------------------------------
Guaranteed Minimum Withdrawal Benefit Rider                             ---       0.45%(3)
------------------------------------------------------------------------------------------
Total Protection Rider                                                  ---       0.85%(3)
------------------------------------------------------------------------------------------
Extra Credit Rider(4)                                                   3%        0.40%
                                                                        5%        0.70%
------------------------------------------------------------------------------------------
Waiver of Withdrawal Charge Rider--10 Years or Disability               ---       0.10%
------------------------------------------------------------------------------------------
Waiver of Withdrawal Charge Rider--Hardship                             ---       0.15%
------------------------------------------------------------------------------------------
Waiver of Withdrawal Charge Rider--5 Years and Age 59 1/2               ---       0.20%
------------------------------------------------------------------------------------------
Bonus Match Rider                                                       ---       $ 25(6)
------------------------------------------------------------------------------------------

1 Rate refers to the applicable interest rate for the Guaranteed Minimum Income Benefit Rider, the Guaranteed Growth Death Benefit Rider, the Combined Annual Stepped Up and Guaranteed Growth Death Benefit Rider, the Combined Enhanced and Guaranteed Growth Death Benefit Rider, and the Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit Rider, the applicable Credit Enhancement rate for the Extra Credit Rider and the applicable withdrawal charge schedule for the Alternate Withdrawal Charge Rider.

2    Not available to Texas residents.

3 The Company may increase the rider charge for the Guaranteed Minimum Withdrawal Benefit Rider or the Total Protection Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.10% for the Guaranteed Minimum Withdrawal Benefit Rider or 1.45% for the Total Protection Rider on an annual basis. Please see the discussion under "Guaranteed Minimum Withdrawal Benefit" and "Total Protection." The current charge for each such rider is used in calculating the maximum rider charge of 1.55% (1.00% if you select a 0-Year Alternate Withdrawal Charge Rider).

4 The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.

5 If the 4-Year Alternate Withdrawal Charge Rider has not been approved in a state, a 3-Year Alternate Withdrawal Charge Rider is available for a charge of 0.40%. See "Alternate Withdrawal Charge."

6 The Company will deduct a charge of $25 on each anniversary of the rider's date of issue; provided that the rider is in effect on that date and your Contract Value is less than $10,000. If you surrender your Contract prior to the Contract Anniversary in any Contract Year, the Company will not deduct any applicable rider charge for that Contract Year. The Company waives the rider charge if Contract Value is $10,000 or more on the date the charge is to be deducted.

GUARANTEE OF CERTAIN CHARGES - The Company guarantees that: (1) the charge for mortality and expense risks will not exceed an annual rate of 0.90% (1.25% during the Annuity Period) of each Subaccount's average daily net assets; (2) the administration charge will not exceed an annual rate of 0.15% of each Subaccount's average daily net assets; and (3) the account administration charge will not exceed $30 per year.

UNDERLYING FUND EXPENSES - Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Underlying Fund. Each Underlying Fund's net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Underlying Fund. These fees and expenses are not deducted from the Subaccounts, but are paid from the assets of the corresponding Underlying Fund. As a result, the Owner indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in each Underlying Fund's prospectus, are not specified or fixed under the terms of the Contract, and may vary from year to year.

ANNUITY PERIOD

GENERAL - You select the Annuity Start Date at the time of application. The Annuity Start Date may not be prior to the third annual Contract Anniversary and may not be deferred beyond the Annuitant's 95th birthday, although the terms of a Qualified Plan and the laws of certain states may require that you start annuity payments at an earlier age. If you do not select an Annuity Start Date, the Annuity Start Date will be the later of the Annuitant's 70th birthday or the tenth annual Contract Anniversary. For Contracts issued in Arizona on or after September 20, 2007, if no Annuity Start Date is selected, the Annuity Start Date will be the Annuitant's 95th birthday. If you do not select an Annuity Option, annuity payments will not begin until you make a selection, which may be after the Annuity Start Date. See "Selection of an Option." If there are Joint Annuitants, the birth date of the older Annuitant will be used to determine the latest Annuity Start Date.

     On the Annuity Start Date, the proceeds under the Contract will be applied to provide an Annuity under one of the options described below. Each option is available in two forms-either as a variable Annuity for use with the Subaccounts or as a fixed Annuity for use with the Fixed Account. A combination variable and fixed Annuity is also available. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. Unless you direct otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable Annuity and proceeds derived from Contract Value allocated to the Fixed Account will be applied to purchase a fixed Annuity. The proceeds under the Contract will be equal to your Contract Value in the Subaccounts and the Fixed Account as of the Annuity Start Date, reduced by any applicable premium taxes, any outstanding Contract Debt and, for Options 1 through 4, 7 and 8, a pro rata account administration charge, if applicable.

     The Contract provides for eight Annuity Options. The Company may make other Annuity Options available upon request. Annuity payments under Annuity Options 1 through 4, 7 and 8 are based upon annuity rates that vary with the Annuity Option selected. In the case of Options 1 through 4 and 8, the annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect the Annuitant's life expectancy based upon the Annuitant's age as of the Annuity Start Date and the Annuitant's gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table with mortality improvement under projection scale G and are adjusted to reflect an assumed interest rate of 3.5%, compounded annually. In the case of Options 5 and 6 as described below, annuity payments are based upon Contract Value without regard to annuity rates.

     Annuity Options 1 through 4 and 8 provide for payments to be made during the lifetime of the Annuitant. Annuity payments under such options cease in the event of the Annuitant's death, unless the option provides for a guaranteed minimum number of payments, for example a life income with guaranteed payments of 5, 10, 15 or 20 years. The level of annuity payments will be greater for shorter guaranteed periods and less for longer guaranteed periods. Similarly, payments will be greater for life annuities than for joint and survivor annuities, because payments for life annuities are expected to be made for a shorter period.

     You may elect to receive annuity payments on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $100. If the frequency of payments selected would result in payments of less than $100, the Company reserves the right to change the frequency. For example, if you select monthly payments and your payment amount would be $75 per month, the Company could elect to change your payment frequency to quarterly as less frequent payments will result in a larger payment amount (assuming the same amount is applied to purchase the annuity).

     You may designate or change an Annuity Start Date, Annuity Option, or Annuitant, provided proper written notice is received by the Company at its Administrative Office at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be at least 30 days after the date written notice requesting a change of Annuity Start Date is received at the Company's Administrative Office.

     Once annuity payments have commenced under Annuity Options 1 through 4 and 8, an Annuitant or

Owner cannot change the Annuity Option and cannot make partial withdrawals or surrender his or her annuity for the Withdrawal Value. An Owner also cannot change the Annuity Option or make partial withdrawals or surrender his or her annuity for the Withdrawal Value if he or she has elected fixed annuity payments under Option 7. Under Annuity Options 5 and 6, an Owner may make full or partial withdrawals of Contract Value (other than systematic withdrawals), subject to any applicable withdrawal charge, premium tax charge, and pro rata account administration charge.

     If an Owner has elected variable annuity payments or a combination of variable and fixed annuity payments under Option 7, an Owner may elect to withdraw the present value of future annuity payments, commuted at the assumed interest rate, subject to a reduction for any applicable withdrawal charge and any uncollected premium tax. If the Owner elects a partial withdrawal under Option 7, future variable annuity payments will be reduced as a result of such withdrawal. The Company will make payment in the amount of the partial withdrawal requested and will reduce the amount of future annuity payments by a percentage that is equal to the ratio of (i) the partial withdrawal, plus any applicable withdrawal charge and any uncollected premium tax, over (ii) the present value of future annuity payments, commuted at the assumed interest rate. The number of Annuity Units in calculating future variable annuity payments is reduced by the applicable percentage. The tax treatment of partial withdrawals taken after the annuity starting date is uncertain. Consult a tax advisor before requesting a withdrawal after the annuity starting date. The Owner may not make systematic withdrawals under Option 7. See "Value of Variable Annuity Payments:
Assumed Interest Rate" for more information with regard to how the Company calculates variable annuity payments.

     An Owner or Annuitant may transfer Contract Value among the Subaccounts during the Annuity Period. The Contract specifies annuity tables for Annuity Options 1 through 4, 7 and 8, described below. The tables contain the guaranteed minimum dollar amount (per $1,000 applied) of the first annuity payment for a variable Annuity and each annuity payment for a fixed Annuity.

ANNUITY OPTIONS -

     OPTION 1 - LIFE INCOME. Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant's death occurred prior to the due date of the second annuity payment, two if death occurred prior to the due date of the third annuity payment, etc. THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS WILL CEASE UPON THE DEATH OF THE ANNUITANT REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

     OPTION 2 - LIFE INCOME WITH GUARANTEED PAYMENTS OF 5, 10, 15 OR 20 YEARS. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the Annuitant's death after the period certain, no further annuity payments will be made. If you have elected the Guaranteed Minimum Income Benefit Rider you may apply the Minimum Income Benefit to purchase a (fixed) Life Income Annuity with a 10-year period certain. The annuity rates under the rider are based upon the 1983(a) mortality table with mortality improvement under projection scale G and an interest rate of 2 % in lieu of the rate described above.

     OPTION 3 - LIFE WITH INSTALLMENT OR UNIT REFUND OPTION. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Option by the amount of the first payment, annuity payments will be continued to the Designated Beneficiary until that number of payments has been made.

     OPTION 4 -
     A. JOINT AND LAST SURVIVOR. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, Annuity Payments continue to the surviving Annuitant at the same or a reduced level of 75%, 66 2/3% or 50% of Annuity Payments as elected by the Owner at the time the Annuity Option is selected. With respect to fixed annuity payments, the amount of the annuity payment, and with respect to variable annuity payments, the number of Annuity Units used to determine the annuity payment, is reduced as of the first annuity payment following the Annuitant's death. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. AS IN THE CASE OF OPTION 1, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION 4A. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

     B. JOINT AND LAST SURVIVOR WITH GUARANTEED PAYMENTS OF 5, 10, 15 OR 20 YEARS. You may also select Option 4 with guaranteed payments. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, Annuity Payments continue to the surviving Annuitant at the same level with the promise that if, at the death of the both Annuitants, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the last death of the Annuitants after the period certain, no further annuity payments will be made. If you have elected the Guaranteed Minimum Income Benefit Rider, you may apply the Minimum Income Benefit to purchase a fixed Joint and Last Survivor Annuity with a 10-year period certain. The annuity rates under the rider are based upon the 1983(a) mortality table with mortality improvement under projection scale G and an interest rate of 2 % in lieu of the rate described above.

     OPTION 5 - PAYMENTS FOR SPECIFIED PERIOD. Periodic annuity payments will be made for a fixed period, which may be from 5 to 20 years, as elected by the Owner. The amount of each annuity payment is determined by dividing Contract Value by the number of annuity payments remaining in the period. If, at the death of all Annuitants, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct the monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.

     OPTION 6 - PAYMENTS OF A SPECIFIED AMOUNT. Periodic annuity payments of the amount elected by the Owner will be made until Contract Value is exhausted, with the guarantee that, if, at the death of all Annuitants, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct the monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.

     OPTION 7 - PERIOD CERTAIN. Periodic annuity payments will be made for a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner. This option differs from Option 5 in that annuity payments are calculated on the basis of Annuity Units rather than as a percentage of Contract Value. If the Annuitant dies prior to the end of the period, the remaining payments will be made to the Designated Beneficiary.

     OPTION 8 - JOINT AND CONTINGENT SURVIVOR OPTION. Periodic annuity payments will be made during the life of the primary Annuitant. Upon the death of the primary Annuitant, payments will be made to the contingent Annuitant during his or her life. If the contingent Annuitant is not living upon the death of the primary Annuitant, no payments will be made to the contingent Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. AS IN THE CASE OF OPTIONS 1 AND 4A, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

     VALUE OF VARIABLE ANNUITY PAYMENTS: ASSUMED INTEREST RATE. The annuity tables in the Contract which are used to calculate variable annuity payments for Annuity Options 1 through 4, 7 and 8 are based on an "assumed interest rate" of 3 %, compounded annually. Variable annuity payments generally increase or decrease from one annuity payment date to the next based upon the performance of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the performance of the Subaccount selected is equal to the assumed interest rate, the annuity payments will remain constant. If the performance of the Subaccounts is greater than the assumed interest rate, the annuity payments will increase and if it is less than the assumed interest rate, the annuity payments will decline. A higher assumed interest rate would mean a higher initial annuity payment but the amount of the annuity payment would increase more slowly in a rising market (or the amount of the annuity payment would decline more rapidly in a declining market). A lower assumption would have the opposite effect.

     The Company calculates variable annuity payments under Options 1 through 4, 7 and 8 using Annuity Units. The value of an Annuity Unit for each Subaccount is determined as of each Valuation Date and was initially $1.00. The Annuity Unit value of a Subaccount as of any subsequent Valuation Date is determined by adjusting the Annuity Unit value on the previous Valuation Date for (1) the interim performance of the corresponding Underlying Fund; (2) any dividends or distributions paid by the corresponding Underlying Fund; (3) the mortality and expense risk and administration charges; (4) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount; and (5) the assumed interest rate.

     The Company determines the number of Annuity Units used to calculate each variable annuity payment as of the Annuity Start Date. As discussed above, the Contract specifies annuity rates for Options 1 through 4, 7 and 8 for each $1,000 applied to an Annuity Option. The proceeds under the Contract as of the Annuity Start Date, are divided by $1,000 and the result is multiplied by the rate per $1,000 specified in the annuity tables to determine the initial annuity payment for a variable annuity and the guaranteed monthly annuity payment for a fixed annuity.

     On the Annuity Start Date, the Company divides the initial variable annuity payment by the value as of that date of the Annuity Unit for the applicable Subaccount to determine the number of Annuity Units to be used in calculating subsequent annuity payments. If variable annuity payments are allocated to more than one Subaccount, the number of Annuity Units will be determined by dividing the portion of the initial variable annuity payment allocated to a Subaccount by the value of that Subaccount's Annuity Unit as of the Annuity Start Date. The initial variable annuity payment is allocated to the Subaccounts in the same proportion as the Contract Value is allocated as of the Annuity Start Date. The number of Annuity Units will remain constant for subsequent annuity payments, unless the Owner transfers

Annuity Units among Subaccounts or makes a withdrawal under Option 7.

     Subsequent variable annuity payments are calculated by multiplying the number of Annuity Units allocated to a Subaccount by the value of the Annuity Unit as of the date of the annuity payment. If the annuity payment is allocated to more than one Subaccount, the annuity payment is equal to the sum of the payment amount determined for each Subaccount.

SELECTION OF AN OPTION - You should carefully review the Annuity Options with your financial or tax adviser. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, Qualified Plans generally require that annuity payments begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 70 1/2. In addition, under a Qualified Plan, the period elected for receipt of annuity payments under Annuity Options (other than Life Income) generally may be no longer than the joint life expectancy of the Annuitant and beneficiary in the year that the Annuitant reaches age 70 1/2, and must be shorter than such joint life expectancy if the beneficiary is not the Annuitant's spouse and is more than ten years younger than the Annuitant.

     The Company does not allow the Annuity Start Date to be deferred beyond the Annuitant's 95th birthday.

THE FIXED ACCOUNT

     You may allocate all or a portion of your Purchase Payments and transfer Contract Value to the Fixed Account. Amounts allocated to the Fixed Account become part of the Company's General Account, which supports the Company's insurance and annuity obligations. The General Account is subject to regulation and supervision by the Kansas Insurance Department and is also subject to the insurance laws and regulations of other jurisdictions in which the Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account have not been registered as securities under the Securities Act of 1933 (the "1933 Act") and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. The Company has been advised that the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the Fixed Account. This disclosure, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Account. For more information regarding the Fixed Account, see "The Contract."

     Amounts allocated to the Fixed Account become part of the General Account of the Company, which consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over investment of the assets of its General Account. Please note that any amounts the Company guarantees in connection with the Fixed Account are subject to its financial strength and claims-paying ability.

INTEREST - Contract Value allocated to the Fixed Account earns interest at a fixed rate or rates that are paid by the Company. The Contract Value in the Fixed Account earns interest at an interest rate that is guaranteed to be at least a specified minimum ("Guaranteed Rate"). The Guaranteed Rate accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state. Such interest will be paid regardless of the actual investment experience of the Fixed Account. The principal, after charges and deductions, also is guaranteed. In addition, the Company may in its discretion pay interest at a rate ("Current Rate") that exceeds the Guaranteed Rate. The Company will determine the Current Rate, if any, from time to time. Because the Company may declare a Current Rate in its sole discretion, you assume the risk that interest credited to Contract Value in the Fixed Account may not exceed the Guaranteed Rate.

     Contract Value allocated or transferred to the Fixed Account will earn interest at the Guaranteed Rate (or Current Rate, if any, in effect on the date such portion of Contract Value is allocated or transferred to the Fixed Account). The Current Rate paid on any such portion of Contract Value allocated or transferred to the Fixed Account will be guaranteed for rolling periods of one or more years (each a "Guarantee Period"). The Company currently offers only Guarantee Periods of one year. Upon expiration of any Guarantee Period, a new Guarantee Period of the same duration begins with respect to that portion of Contract Value which will earn interest at the Current Rate, if any, declared on the first day of the new Guarantee Period.

     Because the Company may, in its sole discretion, anticipate changing the Current Rate from time to time, Contract Value allocated or transferred to the Fixed Account at one point in time may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account at another point in time. For example, amounts allocated to the Fixed Account in June may be credited with a different current rate than amounts allocated to the Fixed Account in July. In addition, if Guarantee Periods of different durations are offered, Contract Value allocated or transferred to the Fixed Account for a Guarantee Period of one duration may be credited with a different Current Rate than amounts allocated or transferred to the Fixed

Account for a Guarantee Period of a different duration. Therefore, at any time, various portions of your Contract Value in the Fixed Account may be earning interest at different Current Rates depending upon the point in time such portions were allocated or transferred to the Fixed Account and the duration of the Guarantee Period. The Company bears the investment risk for the Contract Value allocated to the Fixed Account and for paying interest at the Guaranteed Rate on amounts allocated to the Fixed Account.

     For purposes of determining the interest rates to be credited on Contract Value in the Fixed Account, transfers from the Fixed Account pursuant to the Dollar Cost Averaging or Asset Reallocation Options will be deemed to be taken in the following order: (1) from any portion of Contract Value allocated to the Fixed Account for which the Guarantee Period expires during the calendar month in which the withdrawal, loan, or transfer is effected; (2) then in the order beginning with that portion of such Contract Value which has the longest amount of time remaining before the end of its Guarantee Period and (3) ending with that portion which has the least amount of time remaining before the end of its Guarantee Period. For more information about transfers and withdrawals from the Fixed Account, see "Transfers and Withdrawals From the Fixed Account."

     If permitted by your Contract, the Company may discontinue accepting Purchase Payments or transfers into the Fixed Account at any time.

DEATH BENEFIT - The death benefit under the Contract will be determined in the same fashion for a Contract that has Contract Value allocated to the Fixed Account as for a Contract that has Contract Value allocated to the Subaccounts. See "Death Benefit."


CONTRACT CHARGES - Premium taxes and the account administration, optional Rider and withdrawal charges will be the same for Owners who allocate Purchase Payments or transfer Contract Value to the Fixed Account as for those who allocate Purchase Payments or transfer Contract Value to the Subaccounts. For Contract Value that is allocated to the Fixed Account, any optional rider charges are deducted from current interest. The charges for mortality and expense risks and the administration charge will not be assessed against the Fixed Account, and any amounts that the Company pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Account. In addition, you will not pay directly or indirectly the investment advisory fees and operating expenses of the Underlying Funds to the extent Contract Value is allocated to the Fixed Account; however, you also will not participate in the investment experience of the Subaccounts.


TRANSFERS AND WITHDRAWALS FROM THE FIXED ACCOUNT - You may transfer amounts from the Subaccounts to the Fixed Account and from the Fixed Account to the Subaccounts, subject to the following limitations. Transfers from the Fixed Account are allowed only (1) during the calendar month in which the applicable Guarantee Period expires, (2) pursuant to the Dollar Cost Averaging Option, provided that such transfers are scheduled to be made over a period of not less than one year, and (3) pursuant to the Asset Reallocation Option, provided that, upon receipt of the Asset Reallocation Request, Contract Value is allocated among the Fixed Account and the Subaccounts in the percentages selected by the Owner without violating the restrictions on transfers from the Fixed Account set forth in (1) above. Accordingly, if you desire to implement the Asset Reallocation Option, you should do so at a time when Contract Value may be transferred from the Fixed Account to the Subaccounts without violating the restrictions on transfers from the Fixed Account. Once you implement an Asset Reallocation Option, the restrictions on transfers will not apply to transfers made pursuant to the Option.

     The minimum amount that you may transfer from the Fixed Account to the Subaccounts is the lesser of (i) $25 or (ii) the amount of Contract Value for which the Guarantee Period expires in the calendar month that the transfer is effected. Transfers of Contract Value pursuant to the Dollar Cost Averaging and Asset Reallocation Options are not currently subject to any minimums. The Company reserves the right to limit the number of transfers permitted each Contract Year to 14 transfers, to suspend transfers and to limit the amount that may be subject to transfers. See "Transfers of Contract Value."

     If Purchase Payments are allocated (except Purchase Payments made pursuant to an Automatic Investment Program), or Contract Value is transferred, to the Fixed Account, any transfers from the Fixed Account in connection with the Dollar Cost Averaging or Asset Reallocation Options will automatically terminate as of the date of such Purchase Payment or transfer. You may reestablish Dollar Cost Averaging or Asset Reallocation by submitting a written request to the Company. However, if for any reason a Dollar Cost Averaging Option is canceled, you may only reestablish the option after the expiration of the next monthly or quarterly anniversary that corresponds to the period selected in establishing the option.

     You may also make full or partial withdrawals to the same extent as if you had allocated Contract Value to the Subaccounts. However, no partial withdrawal request will be processed which would result in the withdrawal of Contract Value from the Loan Account. See "Full and Partial Withdrawals" and "Systematic Withdrawals." In addition, to the same extent as Owners with Contract Value in the Subaccounts, the Owner of a Contract used in connection with a Qualified Plan may obtain a loan if so permitted under the terms of the Qualified Plan. See "Loans."

PAYMENTS FROM THE FIXED ACCOUNT - Full and partial withdrawals, loans, and transfers from the Fixed Account may be delayed for up to six months after a request in good order is received by the Company at its Administrative Office. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Account.

MORE ABOUT THE CONTRACT

OWNERSHIP - The Owner is the person named as such in the application or in any later change shown in the Company's records. While living, the Owner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows. The Owner may be an entity that is not a living person such as a trust or corporation referred to herein as "Non-natural Persons." See "Federal Tax Matters."

DESIGNATION AND CHANGE OF BENEFICIARY - The Designated Beneficiary is the person having the right to the death benefit, if any, payable upon the death of the Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner: the Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner's estate. The Primary Beneficiary is the individual named as such in the application or any later change shown in the Company's records. The Primary Beneficiary will receive the death benefit of the Contract only if he or she is alive on the date of death of the Owner prior to the Annuity Start Date. Because the death benefit of the Contract goes to the first person on the above list who is alive on the date of death of the Owner, careful consideration should be given to the manner in which the Contract is registered, as well as the designation of the Primary Beneficiary. The Owner may change the Primary Beneficiary at any time while the Contract is in force by written request on forms provided by the Company and received by the Company at its Administrative Office. The change will not be binding on the Company until it is received and recorded at its Administrative Office. The change will be effective as of the date this form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.

     Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions or limitations on the designation of a Beneficiary. Some qualified plans do not allow the designation of any primary beneficiary other than a spouse unless the spouse consents to such designation and the consent is witnessed by a plan representative or a notary public.

DIVIDENDS - The Contract does not share in the surplus earnings of the Company, and no dividends will be paid.

PAYMENTS FROM THE SEPARATE ACCOUNT - The Company generally will pay any full or partial withdrawal benefit or death benefit proceeds from Contract Value allocated to the Subaccounts, and will transfer Contract Value between Subaccounts or from a Subaccount to the Fixed Account within seven days after a proper request is received at the Company's Administrative Office. However, the Company can postpone the payment of such a payment or transfer of amounts from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:

o During which the New York Stock Exchange is closed other than customary weekend and holiday closings,

o During which trading on the New York Stock Exchange is restricted as determined by the SEC,

o During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or

o For such other periods as the SEC may by order permit for the protection of investors.

The Company reserves the right to delay payments of any full or partial withdrawal until all of your Purchase Payment checks have been honored by your bank.

PROOF OF AGE AND SURVIVAL - The Company may require proof of age or survival of any person on whose life annuity payments depend.

MISSTATEMENTS - If you misstate the age or sex of an Annuitant or age of the Owner, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).


LOANS - If you own a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code, you may be able to borrow money under your Contract using the Contract Value as the only security for the loan. You may obtain a loan by submitting a proper written request to the Company. A loan must be taken and repaid prior to the Annuity Start Date. Whether you can borrow money will depend on the terms of your Employer's 403(b) plan or program. If you are permitted, you may obtain a loan by submitting a proper written request to the Company. The minimum loan that may be taken is $1,000. The maximum amount of all loans on all contracts combined is generally equal to the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of the Contract Values or $10,000, whichever is greater (the $10,000 limit is not available for Contracts issued under a 403(b) Plan subject to the Employee Retirement Income Security Act of 1974). For loans issued under plans that are subject to ERISA, the maximum amount of all loans is the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of the Contract Value. In any case, the maximum loan balance outstanding at any time may not exceed 80% of Contract Value. Two new loans are permitted each Contract Year but only one loan can be outstanding at any time. The Internal Revenue Code requires aggregation of all loans made to an individual employee under a single employer plan. However, since the Company may have no information concerning outstanding loans with other providers, we may only be able to use information available under annuity contracts issued by us, and you will be responsible for determining your loan limits considering loans from other providers. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that loans you request comply with applicable tax requirements and to decline requests that are not in compliance. Reference should be made to the terms of your particular Employer's Plan or program for any additional loan restrictions.


     When an eligible Owner takes a loan, Contract Value in an amount equal to the loan amount is transferred from the Subaccounts and/or the Fixed Account into an account called the "Loan Account," which is an account within the Fixed Account. Amounts allocated to the Loan Account earn the minimum rate of interest guaranteed under the Fixed Account.

     Interest will be charged for the loan and will accrue on the loan balance from the effective date of any loan. The loan interest rate will be as declared from time to time by the Company but will never be greater than an amount equal to the Guaranteed Rate plus 2.75% and plus the total charges for riders you have selected. For example, if the Guaranteed Rate is 1% and you selected the Annual Stepped Up Death Benefit Rider with an annual charge of 0.20%, the loan interest rate is guaranteed not to exceed 3.95%. Because the Contract Value maintained in the Loan Account (which will earn the Guaranteed Rate) will always be equal in amount to the outstanding loan balance, the net cost of a loan is the interest rate charged by the Company less the amount of the Guaranteed Rate. Thus, the highest net cost of a loan you may be charged is 2.75%, plus the amount of any applicable rider charges.

     Loans must be repaid within five years, unless the loan is used to acquire your principal residence, in which case the loan must be repaid within 30 years. In either event, your loan must be repaid prior to the Annuity Start Date. You must make loan repayments on at least a quarterly basis, and you may prepay your loan at any time. All loan payments must be repaid through automatic bank draft. Upon receipt of a loan payment, the Company will transfer Contract Value from the Loan Account to the Fixed Account and/or the Subaccounts according to your current instructions with respect to Purchase Payments in an amount equal to the amount by which the payment reduces the amount of the loan outstanding.

     If you do not make any required loan payment by the end of the calendar quarter following the calendar quarter in which the missed payment was due, the TOTAL OUTSTANDING LOAN BALANCE will be deemed to be in default for tax reporting purposes. The total outstanding loan balance, which includes accrued interest, will be reported as income to the Internal Revenue Service ("IRS") on form 1099-R for the year in which the default occurred. The Company may agree to extend these deadlines for late payments within any limits imposed by IRS regulations. This deemed distribution may be subject to a 10% penalty tax, which is imposed upon distributions prior to the Owner attaining age 59 1/2. Once a loan has defaulted, regularly scheduled loan payments will not be accepted by the Company. No new loans will be allowed while a loan is in default. Interest will continue to accrue on a loan in default. Contract Value equal to the amount of the accrued interest may be transferred to the Loan Account. If a loan continues to be in default, the total outstanding balance may be deducted from Contract Value on or after the Contractowner attains age 59 1/2. The Contract will terminate automatically if the outstanding loan balance of a loan in default equals or exceeds the Withdrawal Value. Contract Value will be used to repay the loan and any applicable withdrawal charges. Because of the adverse tax consequences associated with defaulting on a loan, you should carefully consider your ability to repay the loan and should consult with a tax advisor before requesting a loan.

     While the amount to secure the loan is held in the Loan Account, you forego the investment experience of the Subaccounts and the Current Rate of interest on the Fixed Account. Outstanding Contract Debt will reduce the amount of proceeds paid upon full withdrawal, upon payment of the death benefit, and upon annuitization. In addition, no partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account. If a Guaranteed Growth Death Benefit Rider or Guaranteed Minimum Income Benefit Rider is in effect, amounts allocated to the Loan Account will earn the minimum rate of interest guaranteed under the Fixed

Account for the purpose of calculating the benefit under any such Rider. Until the loan is repaid, the Company reserves the right to restrict any transfer of the Contract which would otherwise qualify as a transfer permitted in the Code.

     In the event that you elect to exchange your Contract for a contract of another company, you will need to either pay off your loan prior to the exchange or incur tax consequences in that you will be deemed to have received a taxable distribution in the amount of the outstanding loan balance.

     You should consult with your tax adviser on the effect of a loan.

     Loans are not available in certain states pending department of insurance approval. If loans are later approved by the insurance department of a state, the Company intends to make loans available to all Owners of 403(b) contracts in that state at that time, but there can be no assurance that loans will be approved. Prospective Owners should contact their agent concerning availability of loans in their state.

RESTRICTIONS ON WITHDRAWALS FROM QUALIFIED PLANS - Generally, a Qualified Plan may not provide for the distribution or withdrawal of amounts accumulated under the Plan until after a fixed number of years, the attainment of a stated age or upon the occurrence of a specific event such as hardship, disability, retirement, death or termination of employment. Therefore, if you own a Contract purchased in connection with a Qualified Plan, you may not be entitled to make a full or partial withdrawal, as described in this Prospectus, unless one of the above-described conditions has been satisfied. For this reason, you should refer to the terms of your particular Qualified Plan, the Internal Revenue Code and other applicable law for any limitation or restriction on distributions and withdrawals, including the 10% penalty tax that may be imposed in the event of a distribution from a Qualified Plan before the participant reaches age 59 1/2. See the discussion under "Tax Penalties."

     Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b). The restrictions apply to tax years beginning on or after January 1, 1989. Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement begin only after the employee (i) reaches age 59 1/2, (ii) has a severance from employment, (iii) dies, (iv) becomes disabled, or (v) incurs a hardship. Furthermore, distributions of gains attributable to such contributions accrued after December 31, 1988 may not be made on account of hardship. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, the purchase of a residence, paying certain tuition expenses, paying for funeral expenses, paying for casualty losses on your principal residence, or paying amounts needed to avoid eviction or fore-closure that may only be met by the distribution. You should also be aware that Internal Revenue Service regulations do not allow you to make any contributions to your 403(b) annuity contract for a period of six months after a hardship withdrawal.

     If you own a Contract purchased as a tax-sheltered Section 403(b) annuity contract, you will not, therefore, be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above-described conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) program, the with-drawal constraints described above would not apply to the amount transferred to the Contract designated as attributable to the Owner's December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a tax-free exchange under the Internal Revenue Code. An Owner of a Contract may be able to transfer the Contract's Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under an employer's Section 403(b) arrangement.

     Your particular Qualified Plan or 403(b) plan or program may have additional restrictions on distributions that may also be followed for your Contract. The distribution or withdrawal of amounts under a Contract purchased in connection with a Qualified Plan may result in the receipt of taxable income to the Owner or Annuitant and in some instances may also result in a penalty tax. Therefore, you should carefully consider the tax consequences of a distribution or withdrawal under a Contract and you should consult a competent tax adviser. See "Federal Tax Matters."


     If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM - If you are a Participant in the Texas Optional Retirement Program, your Contract is subject to restrictions required under the Texas Government Code. In accordance with those restrictions, you will not be permitted to make withdrawals prior to your retirement, death or termination of employment in a Texas public institution of higher education and may not receive a loan from your contract. In addition, we may assess a different withdrawal charge on contracts issued to Participants in the Texas Optional Retirement Program. See "Contingent Deferred Sales Charge."

FEDERAL TAX MATTERS

INTRODUCTION - The Contract described in this Prospectus is designed for use by individuals in retirement plans which are Qualified Plans under the provisions of the Internal Revenue Code ("Code"). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company's understanding of the present federal income tax laws as currently interpreted by the Internal Revenue
Service ("IRS") as of the date of this prospectus, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, a person should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF, OR TAX CONSEQUENCES ARISING FROM, ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACT. IN ADDITION, AS PROVIDED IN IRS REGULATIONS, WE INFORM YOU THAT THIS MATERIAL IS NOT INTENDED AND CANNOT BE REFERRED TO OR USED (1) TO AVOID TAX PENALTIES, OR (2) TO PROMOTE, SELL OR RECOMMEND ANY TAX PLAN OR ARRANGEMENT.

TAX STATUS OF THE COMPANY AND THE SEPARATE ACCOUNT -

     GENERAL. The Company intends to be taxed as a life insurance company under
Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.

     CHARGE FOR THE COMPANY'S TAXES. A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts or to the operations of the Company with respect to the Contract or attributable to payments, premiums, or acquisition costs under the Contract. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contract for the Company's federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contract is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company's tax status.

     Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.

     OPTIONAL BENEFIT RIDERS. It is possible that the Internal Revenue Service may take the position that fees deducted for certain optional benefit riders are deemed to be taxable distributions to you. In particular, the Internal Revenue Service may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a tax penalty if withdrawn prior to age 59 1/2. Although we do not believe that the fees associated or any optional benefit provided under the Contract should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting any optional benefit under the Contract.

QUALIFIED PLANS - The Contract may be used with Qualified Plans that meet the requirements of Section 402A, 403(b), 408 or 408A of the Code. If you are purchasing the Contract as an investment vehicle for one of these Qualified Plans, you should consider that the Contract does not provide any additional tax advantage to that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.

     The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. These Qualified Plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Owners, Annuitants, and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. For example, the Company may accept beneficiary designations and payment instructions under the terms of the Contract without regard to any spousal consents that may be required under the plan or the Employee Retirement Income Security Act of 1974 (ERISA). Consequently, an Owner's Beneficiary designation or elected payment option may not be enforceable.

     The amounts that may be contributed to Qualified Plans are subject to limitations that vary depending on the type of Plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or, for certain plans, could cause the Plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Although these rules have been partially suspended for distributions required for 2009, they apply to distributions required for 2008 that are not paid until 2009, and to distribution for all subsequent taxable years. Failure to comply with these rules could result in disqualification of the Plan or subject the Owner or Annuitant to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their beneficiaries. These requirements may not be incorporated into the Company's Contract administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.

     The following are brief descriptions of the various types of Qualified Plans and the use of the Contract therewith:

     SECTION 403(B). Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of Purchase Payments from gross income for tax purposes. The Contract may be purchased in connection with a Section 403(b) annuity plan.

     Section 403(b) annuities must generally be provided under a plan which meets certain minimum participation, coverage, and nondiscrimination requirements. Each employee's interest in a retirement plan qualified under Code Section 403(b) must generally be distributed or begin to be distributed not later than April 1 of the calendar year following the later of the calendar year in which the employee reaches age 70 1/2 or retires ("required beginning date"). Periodic distributions must not extend beyond the life of the employee or the lives of the employee and a designated beneficiary (or over a period extending beyond the life expectancy of the employee or the joint life expectancy of the employee and a designated beneficiary). Distributions are generally not required for 2009.

     If an employee dies before reaching his or her required beginning date, the employee's entire interest in the plan must generally be distributed beginning before the close of the calendar year following the year of the employee's death to a designated beneficiary over the life of the beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the designated beneficiary is the employee's surviving spouse, distributions may be delayed until the employee would have reached age 70 1/2 . If there is no designated beneficiary or if distributions are not timely commenced, the entire interest must be distributed by the end of the fifth calendar year following the year of death.

     If an employee dies after reaching his or her required beginning date, the employee's interest in the plan must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the employee's death.

     A Section 403(b) annuity contract may be purchased with employer contributions, employee contributions or a combination of both. An employee's rights under a Section 403(b) contract attributable to employee contributions must be nonforfeitable. The contribution limit is similar to the limits on contributions to qualified retirement plans and depends upon, among other things, whether the annuity contract is purchased with employer or employee contributions.

     Amounts used to purchase Section 403(b) annuities generally are excludable from the taxable income of the employee. As a result, all distributions from such annuities are normally taxable in full as ordinary income to the employee. However, employee salary reduction contributions can be made to certain 403(b) annuities on an after-tax basis. See Roth 403(b) below.


     A Section 403(b) annuity contract must prohibit the distribution of employee contributions (including earnings thereon) until the employee: (i) attains age 59 1/2; (ii) has a severance from employment; (iii) dies; (iv) becomes disabled; or (v) incurs a financial hardship (earnings may not be distributed in the event of hardship). Additional restrictions may be imposed by a particular 403(b) Plan or program. If your Contract was issued pursuant to a

403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance.


     Distributions from a Section 403(b) annuity contract may be eligible for a tax-free rollover to another eligible retirement plan, including an individual retirement account or annuity (IRA). See "Rollovers."

     ROTH 403(B). Employees eligible to make elective salary reduction contributions to a 403(b) annuity contract may designate their elective contributions as "Roth contributions" under Code Section 402A, if the employer agrees to treat the contributions as Roth contributions under the employer's 403(b) plan. Roth contributions may be made to the Contract.

     Unlike regular or "traditional" 403(b) contributions, which are made on a pre-tax basis, Roth contributions are made after-tax and must be reported by the employer as currently taxable income of the employee. The employee must specifically designate the contributions as Roth contributions at the time they are made. Roth contributions are always full vested.

     Although Roth contributions are made on an after-tax basis, if they are held in the Contract until certain conditions are met, a contract distribution may be a "qualifying distribution" and the income that is earned on the contributions will never be subject to federal income taxes. If a distribution is not qualifying, the income earned on the Roth contributions is subject to federal income taxes when distributed.

     Roth contributions may be made up to the same elective contribution limits that apply to a traditional 403(b) contract. If the employee makes elective contribution to both types of contracts, the one contribution limit will apply to the total of all contributions, both Roth and traditional. Other types of employer contributions, such as matching contributions or non-elective contributions, cannot be made to a Roth contract or account, although they may be made to other accounts in the plan or program.

     Roth contributions are held in a separate Roth account in the Contract and separate records are kept for earnings in the Roth account. Although amounts in a Roth account are subject to the same distribution restrictions, loan limits, and required minimum distribution rules as traditional 403(b) contributions (including lifetime required minimum distributions), the Company may impose special rules on distributions from Roth accounts and may restrict or forbid loans from Roth accounts.

     Distributions from a Roth 403(b) qualified account may be eligible for a tax-free rollover to another eligible retirement plan, including a Roth IRA. See "Rollovers."

     SECTION 408. TRADITIONALINDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities ("traditional IRAs"). The Contract may be purchased as a traditional IRA. The IRAs described in this section are called "traditional IRAs" to distinguish them from "Roth IRAs," which are described below.

     IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a roll-over contribution) the lesser of 100% of the individual's taxable compensation or $5,000.


     Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $1,000 for each tax year. However, if the individual is covered by an employer-sponsored retirement plan, the amount of IRA contributions the individual may deduct in a year may be reduced or eliminated based on the individual's adjusted gross income for the year ($89,000 for a married couple filing a joint return and $56,000 for a single taxpayer in 2010). If the individual's spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $167,000 and $177,000. Nondeductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.


     Sale of the Contract for use with traditional IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement that accompanies this Prospectus.

     In general, traditional IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under
Section 403(b) of the Code; however, the required beginning date for traditional IRAs is generally the date that the contract owner reaches age 70 1/2 -- the contract owner's retirement date, if any, will not affect his or her required beginning date. Distributions are generally not required for 2009. See "Section 403(b)." Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual's income is the amount of the distribution that bears the same ratio as the individual's nondeductible contributions bears to the expected return under the IRA.

     Distributions of deductible, pre-tax contributions and earnings from a traditional IRA may be eligible for a tax-free rollover to any kind of eligible retirement plan, including another traditional IRA. A distribution of non-deductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA. See "Rollovers."


     SECTION 408A. ROTH IRAS. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. The regular contribution limits are phased out for taxpayers with $105,000 to $120,000 in adjusted gross income ($167,000 to $177,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA. Distributions from Roth 403(b) plans can be rolled over to a Roth IRA regardless of income.


     Regular contributions to a Roth IRA are not deductible, and rollovers and conversions from other retirement plans are taxable when completed (with a special rule to spread out the income for 2010 rollovers and conversions to 2011 and 2012), but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. Rollovers of Roth contributions were already taxed when made and are not generally subject to tax when rolled over to a Roth IRA. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the IRS. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the IRS or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contractowner's lifetime. Generally, however, the amount remaining in a Roth IRA after the Contract-owner's death must begin to be distributed by the end of the first calendar year after death, and made in amounts that satisfy IRS required minimum distribution regulations. Distributions are generally not required for 2009. If there is no beneficiary, or if the beneficiary elects to delay distributions , the account must be distributed by the end of the fifth full calendar year after death of the Contract-owner (sixth year if 2009 is one of the years included).

     ROLLOVERS. A "rollover" is the tax-free transfer of a distribution from one "eligible retirement plan" to another. Distributions which are rolled over are not included in the employee's gross income until some future time.


     If any portion of the balance to the credit of an employee in a Section 403(b) plan (other than Roth sources) is paid to the employee in an "eligible rollover distribution" and the payee transfers any portion of the amount received to an eligible retirement plan, then the amount so transferred is not includable in income. Also, pre-tax distributions from an IRA may be rolled over to another kind of eligible retirement plan. An "eligible rollover distribution" generally means any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten years. In addition, a required minimum distribution, and certain corrective distributions, will not qualify as an eligible rollover distribution. A rollover must be made directly between plans or indirectly within 60 days after receipt of the distribution.

     For an employee (or employee's spouse or former spouse as beneficiary or alternate payee), an "eligible retirement plan" will be another Section 403(b) plan, a qualified retirement plan, a governmental deferred compensation plan under Section 457(b), a traditional individual retirement account or annuity described in Code Section 408. For a non-spouse beneficiary, an "eligible retirement plan" is an IRA established by the direct rollover.


     For a Roth 403(b) account, a rollover, including a direct rollover, can only be made to a Roth IRA or to the same kind of account in another plan (such as a Roth 403(b) to a Roth 403(b), but not a Roth 403(b) to a Roth 401(k)) or to a Roth IRA. In early 2006, the rules for rollovers of Roth distributions have not been made final by the Internal Revenue Service. Anyone attempting to rollover Roth 403(b) contributions should seek competent tax advice.

     A Section 403(b) plan must generally provide a participant receiving an eligible rollover distribution, the option to have the distribution transferred directly to another eligible retirement plan.

     TAX PENALTIES. PREMATURE DISTRIBUTION TAX. Distributions from a 403(b) plan or IRA before the participant reaches age 59 1/2 are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii) attributable to the employee's disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary and (except for IRAs) which begin after the employee terminates employment; (iv) made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution; (vii) that are rolled over or transferred in accordance with Code requirements; (viii) made as a qualified reservist distribution; or
(ix) that are transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree.

     The exception to the 10% penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10% penalty tax to pay health insurance premiums in certain cases. There are two additional exceptions to the 10% penalty tax on withdrawals from IRAs before age 59 1/2: withdrawals made to pay "qualified" higher education expenses and withdrawals made to pay certain "eligible first-time home buyer expenses."

     MINIMUM DISTRIBUTION TAX. If the amount distributed from a Qualified Contract is less than the minimum required distribution for the year, the participant is subject to a 50% tax on the amount that was not properly distributed. The value of any enhanced death benefits or other optional contract provisions such as the Guaranteed Minimum Income Benefit may need to be taken into account when calculating the minimum required distribution. Consult a tax advisor.

     WITHHOLDING. Periodic distributions (e.g., annuities and installment payments) from a Qualified Contract that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.

     Eligible rollover distributions (e.g., lump sums and annuities or installment payments of less than ten years) from a Qualified Plan (other than
IRAs) are generally subject to mandatory 20% income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible retirement plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.

     The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.

OTHER TAX CONSIDERATIONS -

     FEDERAL ESTATE TAXES. While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

     GENERATION-SKIPPING TRANSFER TAX. Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require the Company to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.


       ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES IN 2010. In 2001, Congress enacted the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"), which eliminated the estate tax (but not the gift tax) and replaced it with a carryover basis income tax regime for estates of decedents dying in 2010, and also eliminated the generation-skipping transfer tax for transfers made in 2010. Beginning in 2011, however, EGTRRA allowed the estate, gift and generation-skipping transfer taxes to return to their pre-EGTRRA form. Moreover, it is possible that Congress may enact legislation reinstating the estate and generation-skipping transfer taxes for 2010, possibly on a retroactive basis. The uncertainty as to future estate, gift and generation-skipping transfer taxes underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.


     ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

     FOREIGN TAX CREDITS. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.


      MEDICARE TAX. Beginning in 2013, distributions from non-qualified annuity contracts will be considered "investment income" for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a tax advisor for more information.


OTHER INFORMATION

VOTING OF UNDERLYING FUND SHARES - The Company is the legal owner of the shares of the Underlying Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Underlying Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Underlying Funds on matters requiring shareholder voting under the 1940 Act. In accordance with its view of presently applicable law, the Company will exercise its voting rights based on instructions received from persons having the voting interest in corresponding Subaccounts. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Funds in its own right, it may elect to do so.

     The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular Underlying Fund as to which voting instructions may be given to the Company is determined by dividing your Contract Value in the corresponding Subaccount on a particular date by the net asset value per share of the Underlying Fund as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Underlying Fund for determining shareholders eligible to vote at the meeting of the Underlying Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Underlying Funds. Voting instructions may be cast in person or by proxy.

     It is important that each Owner provide voting instructions to the Company because we vote all Underlying Fund shares proportionately in accordance with instructions received from Owners. This means that the Company will vote shares for which no timely voting instructions are received in the same proportion as those shares for which we do receive voting instructions. As a result, a small number of Owners may control the outcome of a vote. We will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Owners, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.

SUBSTITUTION OF INVESTMENTS - The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, substitutions for, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. If shares of any or all of the Underlying Funds should no longer be available for investment, or if the Company management believes further investment in shares of any or all of the Underlying Funds should become inappropriate in view of the purposes of the Contract, the Company may substitute shares of another Underlying Fund or of a different fund for shares already purchased, or to be purchased in the future under the Contract. Substituted fund shares may have higher fees and expenses. The Company may also purchase, through the Subaccount, other securities for other classes or contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners.

     In connection with a substitution of any shares attributable to an Owner's interest in a Subaccount or the Separate Account, the Company will, to the extent required under applicable law, provide notice, seek Owner approval, seek prior approval of the SEC, and comply with the filing or other procedures established by applicable state insurance regulators.

     The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Underlying Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. The Company may establish new Subaccounts in its sole discretion, and will determine whether to make any new Subaccount available to existing Owners. The Company may also eliminate or combine one or more Subaccounts to all or only certain classes of Owners if, in its sole discretion, marketing, tax, or investment conditions so warrant.

     Subject to compliance with applicable law, the Company may transfer assets to the General Account. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of the Separate Account or any Subaccount to another separate account or Subaccount.

     In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

CHANGES TO COMPLY WITH LAW AND AMENDMENTS - The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contracts to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.

REPORTS TO OWNERS - The Company will send you annually a statement setting forth a summary of the transactions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the statement will indicate the allocation of Contract Value among the Fixed Account and the Subaccounts and any other information required by law. The Company will also send confirmations upon Purchase Payments, transfers, loans, loan repayments, and full and partial withdrawals. The Company may confirm certain transactions on a quarterly basis. These transactions include purchases under an Automatic Investment Program, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.

     You will also receive annual and semiannual reports containing financial statements for those Underlying Funds corresponding to the Subaccounts to which you have allocated your Contract Value. Such reports will include a list of the portfolio securities of the Underlying Fund, as required by the 1940 Act, and/or such other reports as may be required by federal securities laws.

ELECTRONIC PRIVILEGES - If the Electronic Privileges section of the application or the proper form has been completed, signed, and filed at the Company's Administrative Office, you may (1) request a transfer of Contract Value and make changes in your Purchase Payment allocation and to an existing Dollar Cost Averaging or Asset Reallocation option by telephone; (2) request a transfer of Contract Value electronically via facsimile; and (3) request transfer of Contract Value through the Company's Internet web site. If you elect Electronic Privileges, you automatically authorize your financial representative to make transfers of Contract Value and changes in your Purchase Payment allocation or Dollar Cost Averaging or Asset Allocation option, on your behalf.

     Any telephone or electronic device, whether it is the Company's, yours, your service provider's, or your registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the Company's processing of your transfer request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Administrative Office.

     The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions provided it complies with its procedures. The Company's procedures require that any person requesting a transfer by telephone provide the account number and the Owner's tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations) or are otherwise unavailable, you may not be able to request transfers by telephone and would have to submit written requests.

     By signing the application, you authorize the Company to accept and act upon telephonic instructions for transfers involving your Contract. There are risks associated with telephone transactions that do not occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. You agree that neither the Company, any of its affiliates, nor any Underlying Fund, will be liable for any loss, damages, cost, or expense (including attorneys' fees) arising out of any telephone requests; provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising from the telephone transfer privilege. The Company may discontinue, modify, or suspend the telephone transfer privilege at any time.

STATE VARIATIONS - The Prospectus and Statement of Additional Information provide a general description of the Contract. Certain provisions of your contract may be different than the general description in this Prospectus and the Statement of Additional Information, and certain riders, endorsements, and options may not be available, because of legal restrictions in your state. Your actual contract and any endorsements or riders are the controlling documents. Your registered representative can provide specific information that may be applicable to your state. If you would like to review a copy of your contract and its endorsements and riders, if any, contact the Company's Administrative Office.

LEGAL PROCEEDINGS - The Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no legal proceedings pending or threatened to which the Company, the Separate Account, or Security Distributors,

Inc. ("SDI") is a party that are reasonably likely to materially affect the Separate Account or the Company's ability to meet its obligations under the Contract, or SDI's ability to perform its contract with the Separate Account.

SALE OF THE CONTRACT - The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering.

     PRINCIPAL UNDERWRITER. The Company has entered into a principal underwriting agreement with its subsidiary, Security Distributors, Inc. ("SDI"), for the distribution and sale of the Contract. SDI's home office is located at addressStreetOne Security Benefit Place, Topeka, Kansas 66636-0001. SDI, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (FINRA), formerly known as NASD, Inc.


     SDI does not sell the Contract directly to purchasers. The Contract is offered to the public through registered representatives of broker-dealers that have entered into selling agreements with the Company and SDI for the sale of the Contract (collectively, "Selling Broker-Dealers"). Registered representatives must be licensed as insurance agents by applicable state insurance authorities and appointed agents of the Company in order to sell the Contract. The Company pays commissions to Selling Broker-Dealers through SDI. During fiscal years 2009, 2008 and 2007, the amounts paid to SDI in connection with all Contracts sold through the Separate Account were $8,803,783, $30,575,504, and $56,968,135 respectively. SDI passes through commissions it receives to Selling Broker-Dealers for their sales and does not retain any portion of commissions in return for its services as principal underwriter for the Contract. However, the Company may pay some or all of SDI's operating and other expenses, including the following sales expenses: compensation and bonuses for SDI's management team, advertising expenses, and other expenses of distributing the Contract. In addition, the Company pays SDI an annual payment of 0.75% of all Purchase Payments received under variable annuity contracts issued by the Company to support SDI's ongoing operations.


     SELLING BROKER-DEALERS. The Company pays commissions to all Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. The Company may use any of its corporate assets to pay commissions and other costs of distributing the Contract, including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contract. Commissions and other incentives or payments described below are not charged directly to Owners or the Separate Account. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract or from its General Account.

     COMPENSATION PAID TO ALL SELLING BROKER-DEALERS. The Company pays commissions as a percentage of initial and subsequent Purchase Payments at the time it receives them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of commissions may vary depending on the selling agreement, the Company does not expect commissions to exceed 6% of aggregate Purchase Payments (if compensation is paid as a percentage of Purchase Payments) and 0.25% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). The Company also pays non-cash compensation in connection with the sale of the Contract, including conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. The Company may periodically establish commission specials; however, unless otherwise stated, commissions paid under these specials will not exceed an additional 1% of aggregate Purchase Payments.

     The registered representative who sells you the Contract typically receives a portion of the compensation the Company pays to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. ASK YOUR REGISTERED REPRESENTATIVE FOR FURTHER INFORMATION ABOUT WHAT HE OR SHE AND THE SELLING BROKER-DEALER FOR WHOM HE OR SHE WORKS MAY RECEIVE IN CONNECTION WITH YOUR PURCHASE OF A CONTRACT.

     ADDITIONAL COMPENSATION PAID TO SELECTED SELLING BROKER-DEALERS. In addition to ordinary commissions and non-cash compensation, the Company may pay additional compensation to selected Selling Broker-Dealers. These payments may be: (1) trail commissions or persistency payments, which are periodic payments based on contract values of the Company's variable insurance contracts (including Contract Values of the Contract) or other persistency standards; (2) preferred status fees (which may be in the form of a higher percentage of ordinary commission) paid to obtain preferred treatment of the Contract in Selling Broker-Dealers' marketing programs, including enhanced marketing services and increased access to their registered representatives; (3) one-time bonus payments for their participation in sales promotions with regard to the Contract; (4) periodic bonus payments calculated as a percentage of the average contract value of the Company's variable insurance contracts (including the Contract) sold by the Selling Broker-Dealer during the calendar year of payment;
(5) reimbursement of industry conference fees paid to help defray the costs of sales conferences and educational seminars for the Selling Broker-Dealers' registered representatives; and (6) reimbursement of Selling Broker-Dealers for expenses incurred by the Selling Broker-Dealer or its registered representatives in connection with client seminars or similar prospecting activities conducted to promote sales of the Contract.


     The following list sets forth the names of the top fifteen Selling Broker-Dealers that received additional compensation from the Company in 2008 in connection with the sale of its variable annuity contracts, variable life insurance policies, and other insurance products (including the Contract):
PlanMember Securities Corporation, OFG Financial Services, Inc., Silver Oak Securities, Inc., Flexible Plan Investments Ltd.,Vantage Securities, Inc., Northern Lights Distributors, LLC, TransAmerica Financial Advisors, Inc., Legend Equities Corporation, KMS Financial Services, Inc., Lincoln Investment Planning, Inc., Brecek & Young Advisors, Inc., Comprehensive Asset Management and Servicing, Inc., Next Financial Group, Inc., CLS Investments, LLC, and Geneos Wealth Management, Inc.


     These additional compensation arrangements are not offered to all Selling Broker-Dealers and the terms of such arrangements and the payments made thereunder may differ substantially among Selling Broker-Dealers. The payments may be significant and may be calculated in different ways by different Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of the Company's products (and/or its affiliates' products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of the Contract over other variable annuity contracts (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contract. ASK YOUR REGISTERED REPRESENTATIVE FOR FURTHER INFORMATION ABOUT WHAT HE OR SHE AND THE SELLING BROKER-DEALER FOR WHOM HE OR SHE WORKS MAY RECEIVE IN CONNECTION WITH YOUR PURCHASE OF A CONTRACT.

LEGAL MATTERS - Amy J. Lee, Esq., Associate General Counsel of the Company, has passed upon legal matters in connection with the issue and sale of the Contract described in this Prospectus, the Company's authority to issue the Contract under Kansas law, and the validity of the forms of the Contract under Kansas law.

PERFORMANCE INFORMATION

     Performance information for the Subaccounts, including the yield and effective yield of the Dreyfus General Money Market Subaccount, the yield of the remaining Subaccounts, and the total return of all Subaccounts may appear in advertisements, reports, and promotional literature to current or prospective Owners.

     Current yield for the Dreyfus General Money Market Subaccount will be based on income received by a hypothetical investment over a given 7-day period (less expenses accrued during the period), and then "annualized" (i.e., assuming that the 7-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). "Effective yield" for the Dreyfus General Money Market Subaccount is calculated in a manner similar to that used to calculate yield, but reflects the compounding effect of earnings. During extended periods of low interest rates, and due in part to Contract fees and expenses, the yields of the Dreyfus General Money Market Subaccount may also be extremely low and possibly negative.

     For the remaining Subaccounts, quotations of yield will be based on all investment income per Accumulation Unit earned during a given 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of an Accumulation Unit on the last day of the period. Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Subaccount), and will reflect the deduction of the account administration charge, administration charge, mortality and expense risk charge, rider charges, and contingent deferred sales charge and may simultaneously be shown for other periods.

     Quotations of yield and effective yield do not reflect deduction of the contingent deferred sales charge, and total return figures may be quoted that do not reflect deduction of the charge. If reflected, the performance figures quoted would be lower. Such performance information will be accompanied by total return figures that reflect deduction of the contingent deferred sales charge that would be imposed if Contract Value were withdrawn at the end of the period for which total return is quoted.

     Although the Contract was not available for purchase until September 2002, certain of the Underlying Funds were in existence prior to that date. Performance information for the Subaccounts may also include quotations of total return for periods beginning prior to the availability of the Contract that incorporate the performance of the Underlying Funds.

     Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Subaccounts, see the Statement of Additional Information.

ADDITIONAL INFORMATION

REGISTRATION STATEMENT - A Registration Statement under the 1933 Act has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees and may also be obtained from the SEC's web site (http://www.sec.gov).


FINANCIAL STATEMENTS - The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2009 and 2008, and for each of the three years in the period ended December 31, 2009, and the financial statements of Variable Annuity Account XIV - Security Benefit Advisor Variable Annuity at December 31, 2009, and for each of the specified periods ended December 31, 2009 and 2008, or for such portions of such periods, are included in the Statement of Additional Information.


TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION

     The Statement of Additional Information for the Security Benefit Advisor Variable Annuity contains more specific information and financial statements relating to Security Benefit Life Insurance Company and Subsidiaries and the Separate Account. The Statement of Additional Information is available without charge by calling the Company's toll-free telephone number at 1-800-888-2461 or by detaching this page from the prospectus and mailing it to Company at addressStreetP.O. Box 750497, Topeka, Kansas 66675-0497. Be sure to include your name and address when requesting the Statement of Additional Information. The table of contents of the Statement of Additional Information is set forth below:

GENERAL INFORMATION AND HISTORY
     Safekeeping of Assets

METHOD OF DEDUCTING THE EXCESS CHARGE

LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS
     Section 403(b)
     Roth 403(b)
     Sections 408 and 408A

PERFORMANCE INFORMATION

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FINANCIAL STATEMENTS

OBJECTIVES FOR UNDERLYING FUNDS

---------------------------------------------------------------------------
There is no guarantee that the investment objective(s) of any Underlying Fund will be met.
-----------------------------------------------------------------------------

THE INFORMATION BELOW IS ONLY A SUMMARY. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, STRATEGIES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING FUNDS, AND OTHER RELEVANT INFORMATION MAY BE FOUND IN THE RESPECTIVE UNDERLYING FUND PROSPECTUSES. PROSPECTUSES FOR THE UNDERLYING FUNDS SHOULD BE READ CAREFULLY IN CONJUNCTION WITH THIS PROSPECTUS AND MAY BE OBTAINED BY CALLING 1-800-888-2461.


--------------------------------------------------------------------------------------------------------------------------
                         SHARE CLASS
                              (IF
UNDERLYING FUND           APPLICABLE)   INVESTMENT OBJECTIVE                  INVESTMENT ADVISER
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
American Century               A        To provide current income             American Century Investment Management, Inc.
Equity Income Fund
--------------------------------------------------------------------------------------------------------------------------
American Century               A        Long-term capital growth              American Century Investment Management, Inc.
Heritage Fund
--------------------------------------------------------------------------------------------------------------------------
American Century               A        Long-term capital growth              American Century Global
International                                                                 Investment Management, Inc.
Growth Fund
--------------------------------------------------------------------------------------------------------------------------
American Century               A        Long-term capital growth              American Century Investment Management, Inc.
Select Fund
--------------------------------------------------------------------------------------------------------------------------
American Century               A        Long-term capital growth with a       American Century Investment Management, Inc.
Strategic Allocation:                   small amount of income
Aggressive
--------------------------------------------------------------------------------------------------------------------------
American Century               A        Regular income and moderate           American Century Investment Management, Inc.
Strategic Allocation:                   long-term growth
Conservative
--------------------------------------------------------------------------------------------------------------------------
American Century               A        Long-term capital growth, with        American Century Investment Management, Inc.
Strategic Allocation:                   some regular income
Moderate
--------------------------------------------------------------------------------------------------------------------------
American Century               A        Long-term capital growth              American Century Investment Management, Inc.
Ultra(R) Fund
--------------------------------------------------------------------------------------------------------------------------
Aston/Optimum               Class N     Long-term total return through        Aston Asset Management LLC
Mid Cap Fund                            capital appreciation by investing     (Investment Adviser)
                                        primarily in common and
                                        preferred stocks and convertible      Optimum Investment Advisors, LLC
                                        securities                            (Sub-adviser)
---------------------------------------------------------------------------------------------------------------------------
Baron Asset                             Capital appreciation through long-    BAMCO, Inc.
                                        term investments primarily in
                                        securities of medium sized com-
                                        panies with undervalued assets or
                                        favorable growth prospects.
--------------------------------------------------------------------------------------------------------------------------
Calamos(R) Growth           Class A     High long-term total return           Calamos(R) Advisors LLC.
and Income Fund                         through growth and current
                                        income
--------------------------------------------------------------------------------------------------------------------------
Calamos(R) High             Class A     Highest level of current income       Calamos(R) Advisors LLC.
Yield Fund                              obtainable with reasonable risk,
                                        with a secondary objective of
                                        capital gain where consistent with
                                        the Fund's primary objective
--------------------------------------------------------------------------------------------------------------------------
Dreyfus Appreciation                    Long-term capital growth              The Dreyfus Corporation
Fund, Inc.
--------------------------------------------------------------------------------------------------------------------------
Dreyfus General             Class B     High level of current income as is    The Dreyfus Corporation
Money Market Fund                       consistent with preserving capital
--------------------------------------------------------------------------------------------------------------------------
Dreyfus Mid Cap                         To surpass the performance of         The Dreyfus Corporation
Value Fund                              the Russell Midcap Value Index
--------------------------------------------------------------------------------------------------------------------------
Dreyfus Strategic           Class A     Capital appreciation                  The Dreyfus Corporation
Value Fund
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                         SHARE CLASS
                              (IF
UNDERLYING FUND           APPLICABLE)   INVESTMENT OBJECTIVE                  INVESTMENT ADVISER
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Federated Bond              Class A     Current income consistent with        Federated Investment Management Company
                                        preservation of capital
--------------------------------------------------------------------------------------------------------------------------
Fidelity(R) Advisor         Class T     Capital appreciation                  Fidelity Management & Research Company
Dividend Growth
Fund
--------------------------------------------------------------------------------------------------------------------------
Fidelity(R) Advisor         Class T     Capital appreciation                  Fidelity Management & Research Company
International Capital
Appreciation Fund
--------------------------------------------------------------------------------------------------------------------------
Fidelity(R) Advisor         Class T     Long-term growth of capital           Fidelity Management & Research Company
Mid Cap Fund
--------------------------------------------------------------------------------------------------------------------------
Fidelity(R) Advisor         Class T     Above-average income and long-        Fidelity Management & Research Company
Real Estate Fund                        term capital growth, consistent
                                        with reasonable investment risk
--------------------------------------------------------------------------------------------------------------------------
Fidelity(R) Advisor         Class T     Capital appreciation                  Fidelity Management & Research Company
Value Strategies
Fund
--------------------------------------------------------------------------------------------------------------------------
Goldman Sachs               Service     Long-term growth of capital           Goldman Sachs Asset Management, L.P.
Emerging Markets
Equity Fund
--------------------------------------------------------------------------------------------------------------------------
Goldman Sachs               Service     High level of current income,         Goldman Sachs Asset Management, L.P.
Government Income                       consistent with safety of principal
Fund
--------------------------------------------------------------------------------------------------------------------------
Invesco Basic Value         Class A     Long-term growth of capital           Invesco Aim Advisors, Inc.
Fund                                                                          (Investment Adviser)

                                                                              AIM Funds Management Inc.
                                                                              (Sub-adviser)

                                                                              Invesco Global Asset Management (N.A.),
                                                                              (Sub-adviser)

                                                                              Invesco Institutional (N.A.), Inc.
                                                                              (Sub-adviser)

                                                                              Invesco Senior Secured Management, Inc.
                                                                              (Sub-adviser)

                                                                              Invesco Hong Kong Limited
                                                                              (Sub-adviser)

                                                                              Invesco Asset Management Limited
                                                                              (Sub-adviser)

                                                                              Invesco Asset Management (Japan) Limited
                                                                              (Sub-adviser)

                                                                              Invesco Asset Management Deutschland
                                                                              (Sub-adviser)

                                                                              Invesco Australia Limited
                                                                              (Sub-adviser)
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                         SHARE CLASS
                              (IF
UNDERLYING FUND           APPLICABLE)   INVESTMENT OBJECTIVE                  INVESTMENT ADVISER
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Invesco Dynamics         Class A        Long-term capital growth              Invesco Aim Advisors, Inc.
Fund                                                                          (Investment Adviser)

                                                                              AIM Funds Management Inc.
                                                                              (Sub-adviser)

                                                                              Invesco Global Asset Management (N.A.),
                                                                              (Sub-adviser)

                                                                              Invesco Institutional (N.A.), Inc.
                                                                              (Sub-adviser)

                                                                              Invesco Senior Secured Management, Inc.
                                                                              (Sub-adviser)

                                                                              Invesco Hong Kong Limited
                                                                              (Sub-adviser)

                                                                              Invesco Asset Management Limited
                                                                              (Sub-adviser)

                                                                              Invesco Asset Management (Japan) Limited
                                                                              (Sub-adviser)

                                                                              Invesco Asset Management Deutschland
                                                                              (Sub-adviser)

                                                                              Invesco Australia Limited
                                                                              (Sub-adviser)
--------------------------------------------------------------------------------------------------------------------------
Invesco Large Cap        Class A        Long-term growth of capital           Invesco Aim Advisors, Inc.
Growth Fund                                                                   (Investment Adviser)

                                                                              AIM Funds Management Inc.
                                                                              (Sub-adviser)

                                                                              Invesco Global Asset Management (N.A.),
                                                                              (Sub-adviser)

                                                                              Invesco Institutional (N.A.), Inc.
                                                                              (Sub-adviser)

                                                                              Invesco Senior Secured Management, Inc.
                                                                              (Sub-adviser)

                                                                              Invesco Hong Kong Limited
                                                                              (Sub-adviser)

                                                                              Invesco Asset Management Limited
                                                                              (Sub-adviser)

                                                                              Invesco Asset Management (Japan) Limited
                                                                              (Sub-adviser)

                                                                              Invesco Asset Management Deutschland
                                                                              (Sub-adviser)

                                                                              Invesco Australia Limited
                                                                              (Sub-adviser)
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                         SHARE CLASS
                             (IF
UNDERLYING FUND          APPLICABLE)    INVESTMENT OBJECTIVE                  INVESTMENT ADVISER
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Invesco Mid Cap Core     Class A        Long-term growth of capital           Invesco Aim Advisors, Inc.
Equity Fund                                                                   (Investment Adviser)

                                                                              AIM Funds Management Inc.
                                                                              (Sub-adviser)

                                                                              Invesco Global Asset Management (N.A.),
                                                                              (Sub-adviser)

                                                                              Invesco Institutional (N.A.), Inc.
                                                                              (Sub-adviser)

                                                                              Invesco Senior Secured Management, Inc.
                                                                              (Sub-adviser)

                                                                              Invesco Hong Kong Limited
                                                                              (Sub-adviser)

                                                                              Invesco Asset Management Limited
                                                                              (Sub-adviser)

                                                                              Invesco Asset Management (Japan) Limited
                                                                              (Sub-adviser)

                                                                              Invesco Asset Management Deutschland
                                                                              (Sub-adviser)

                                                                              Invesco Australia Limited
                                                                              (Sub-adviser)
--------------------------------------------------------------------------------------------------------------------------
Invesco Small Cap        Class A        Long-term growth of capital           Invesco Aim Advisors, Inc.
Growth Fund                                                                   (Investment Adviser)

                                                                              AIM Funds Management Inc.
                                                                              (Sub-adviser)

                                                                              Invesco Global Asset Management (N.A.),
                                                                              (Sub-adviser)

                                                                              Invesco Institutional (N.A.), Inc.
                                                                              (Sub-adviser)

                                                                              Invesco Senior Secured Management, Inc.
                                                                              (Sub-adviser)

                                                                              Invesco Hong Kong Limited
                                                                              (Sub-adviser)

                                                                              Invesco Asset Management Limited
                                                                              (Sub-adviser)

                                                                              Invesco Asset Management (Japan) Limited
                                                                              (Sub-adviser)

                                                                              Invesco Asset Management Deutschland
                                                                              (Sub-adviser)

                                                                              Invesco Australia Limited
                                                                              (Sub-adviser)
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                         SHARE CLASS
                             (IF
UNDERLYING FUND          APPLICABLE)    INVESTMENT OBJECTIVE                  INVESTMENT ADVISER
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Invesco Technology       Class A        Capital growth                        Invesco Aim Advisors, Inc.
Fund                                                                          (Investment Adviser)

                                                                              AIM Funds Management Inc.
                                                                              (Sub-adviser)

                                                                              Invesco Global Asset Management (N.A.),
                                                                              (Sub-adviser)

                                                                              Invesco Institutional (N.A.), Inc.
                                                                              (Sub-adviser)

                                                                              Invesco Senior Secured Management, Inc.
                                                                              (Sub-adviser)

                                                                              Invesco Hong Kong Limited
                                                                              (Sub-adviser)

                                                                              Invesco Asset Management Limited
                                                                              (Sub-adviser)

                                                                              Invesco Asset Management (Japan) Limited
                                                                              (Sub-adviser)

                                                                              Invesco Asset Management Deutschland
                                                                              (Sub-adviser)

                                                                              Invesco Australia Limited
                                                                              (Sub-adviser)
--------------------------------------------------------------------------------------------------------------------------
Janus INTECH Risk-       Class S        Seeks long-term growth of capital     Janus Capital Management
Managed Core
--------------------------------------------------------------------------------------------------------------------------
Janus Overseas           Class S        Seeks long-term growth of capital     Janus Capital Management
--------------------------------------------------------------------------------------------------------------------------
Neuberger Berman         Advisor        Growth of capital                     Neuberger Berman Management LLC
Partners                                                                      (Investment Adviser)

                                                                              Neuberger Berman, LLC
                                                                              (Sub-adviser)
--------------------------------------------------------------------------------------------------------------------------
Neuberger Berman         Trust          Long-term growth of capital by        Neuberger Berman Management LLC
Socially Responsive                     investing primarily in securities     (Investment Adviser)
                                        of companies that meet the Fund's
                                        financial criteria and social         Neuberger Berman, LLC
                                        policy                                (Sub-adviser)
--------------------------------------------------------------------------------------------------------------------------
Northern Institutional   Class A        Long-term capital appreciation and    Northern Trust Investments, N.A.
Global Tactical Asset                   current income
Allocation Fund
--------------------------------------------------------------------------------------------------------------------------
Northern Large                          Long-term capital appreciation        Northern Trust Investments, N.A.
Cap Value Fund
--------------------------------------------------------------------------------------------------------------------------
Northern Select                         Long-term capital appreciation        Northern Trust Investments, N.A.
Equity Fund
--------------------------------------------------------------------------------------------------------------------------
PIMCO All Asset          Class R        Maximum real return, consistent       Pacific Investment Management Company LLC
                                        with preservation of real capital
                                        and prudent investment management
--------------------------------------------------------------------------------------------------------------------------
PIMCO Foreign Bond       Class R        Maximum total return, consistent      Pacific Investment Management Company LLC
(U.S. Dollar-Hedged)                    with preservation of capital and
Fund                                    prudent investment management
--------------------------------------------------------------------------------------------------------------------------
PIMCO Real               Class R        Maximum real return, consistent       Pacific Investment Management Company LLC
Return Fund                             with preservation of real capital
                                        and prudent investment management
--------------------------------------------------------------------------------------------------------------------------
PIMCO Total              Class R        Maximum total return, consistent      Pacific Investment Management Company LLC
Return Fund                             with preservation of capital and
                                        prudent investment management
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                         SHARE CLASS
                             (IF
UNDERLYING FUND          APPLICABLE)    INVESTMENT OBJECTIVE                  INVESTMENT ADVISER
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Prudential Jennison      Class A        Long-term growth of capital           Jennison Associates, L.L.C.
20/20 Focus
--------------------------------------------------------------------------------------------------------------------------
Prudential Jennison      Class A        Capital growth                        Jennison Associates, L.L.C.
Small Company
--------------------------------------------------------------------------------------------------------------------------
Prudential Small-Cap     Class A        Long-term capital appreciation        Quantitative Management Associates LLC
Core Equity
--------------------------------------------------------------------------------------------------------------------------
Royce Opportunity        Service        Long term growth of capital           Royce & Associates, LLC
--------------------------------------------------------------------------------------------------------------------------
Royce Value              Service        Long term growth of capital           Royce & Associates, LLC
--------------------------------------------------------------------------------------------------------------------------
RS Partners Fund         Class A        Long-term growth                      RS Investment Management Co. LLC
--------------------------------------------------------------------------------------------------------------------------
RS Technology            Class A        Long-term capital appreciation        RS Investment Management Co. LLC
--------------------------------------------------------------------------------------------------------------------------
RS Value                 Class A        Long-term capital appreciation        RS Investment Management Co. LLC
--------------------------------------------------------------------------------------------------------------------------
Rydex | SGI All-Cap      Class H        Long-term capital appreciation        Security Global Investors
Opportunity Fund
--------------------------------------------------------------------------------------------------------------------------
Rydex | SGI Alpha        Class A        Long-term growth of capital           Security Global Investors
Opportunity Fund                                                              (Investment Adviser)

                                                                              Security Global Investors, LLC
                                                                              (Sub-adviser)

                                                                              Mainstream Investment Advisers, LLC
                                                                              (Sub-adviser)
--------------------------------------------------------------------------------------------------------------------------
Rydex | SGI Global       Class A        Long-term growth of capital           Security Global Investors
Fund                                                                          (Investment Adviser)

                                                                              Security Global Investors, LLC
                                                                              (Sub-adviser)
--------------------------------------------------------------------------------------------------------------------------
Rydex | SGI High         Class A        High current income                   Security Global Investors
Yield Fund
--------------------------------------------------------------------------------------------------------------------------
Rydex | SGI Large        Class A        Long-term growth of capital           Security Global Investors
Cap Concentrated
Growth
--------------------------------------------------------------------------------------------------------------------------
Rydex | SGI Large        Class A        Long-term growth of capital           Security Global Investors
Cap Core
--------------------------------------------------------------------------------------------------------------------------
Rydex | SGI Large        Class A        Long-term growth of capital           Security Global Investors
Cap Value Fund
--------------------------------------------------------------------------------------------------------------------------
Rydex | SGI Mid Cap      Class A        Capital appreciation                  Security Global Investors
Growth Fund
--------------------------------------------------------------------------------------------------------------------------
Rydex | SGI Mid Cap      Class A        Long-term growth of capital           Security Global Investors
Value Fund
--------------------------------------------------------------------------------------------------------------------------
Rydex | SGI Small        Class A        Long-term growth of capital           Security Global Investors
Cap Growth Fund
--------------------------------------------------------------------------------------------------------------------------
Rydex | SGI U.S.         Class A        High level of interest income with    Security Global Investors
Intermediate                            security of principal
Bond Fund
--------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Capital    Advisor        Long-term capital appreciation by     T. Rowe Price
Appreciation                            investing primarily in common
                                        stocks.
--------------------------------------------------------------------------------------------------------------------------
T. Rowe Price            Class R        Long-term capital growth and          T. Rowe Price
Growth Stock                            increasing dividend income through
                                        investing in common stocks of well-
                                        established companies.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                         SHARE CLASS
                             (IF
UNDERLYING FUND          APPLICABLE)    INVESTMENT OBJECTIVE                  INVESTMENT ADVISER
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Van Kampen               Class A        Capital growth and income through     Van Kampen Asset Management
Comstock Fund                           investments in equity securities,
                                        including common stocks, preferred
                                        stocks and securities convertible
                                        into common and preferred stocks
--------------------------------------------------------------------------------------------------------------------------
Van Kampen Equity        Class A        Highest possible income consistent    Van Kampen Asset Management
and Income Fund                         with safety of principal. Long term
                                        growth of capital is an important
                                        secondary objective
--------------------------------------------------------------------------------------------------------------------------
Van Kampen Mid           Class A        Capital growth                        Van Kampen Asset Management
Cap Growth Fund
--------------------------------------------------------------------------------------------------------------------------
Wells Fargo              Class A        Long-term capital appreciation        Wells Fargo Funds Management, LLC
Advantage Growth                                                              (Investment Adviser)
Fund
                                                                              Wells Capital Management Incorporated
                                                                              (Sub-adviser)
--------------------------------------------------------------------------------------------------------------------------
Wells Fargo              Class A        Total return comprised of long-term   Wells Fargo Funds Management, LLC
Advantage Large                         capital appreciation and current      (Investment Adviser)
Company Core Fund                       income
                                                                              Matrix Asset Advisors, Inc.
                                                                              (Sub-adviser)
--------------------------------------------------------------------------------------------------------------------------
Wells Fargo              Class A        Long-term capital appreciation        Wells Fargo Funds Management, LLC
Advantage                                                                     (Investment Adviser)
Opportunity Fund
                                                                              Wells Capital Management Incorporated
                                                                              (Sub-adviser)
--------------------------------------------------------------------------------------------------------------------------
Wells Fargo              Class A        Long-term capital appreciation        Wells Fargo Funds Management, LLC
Advantage Small Cap                                                           (Investment Adviser)
Value Fund
                                                                              Wells Capital Management Incorporated
                                                                              (Sub-adviser)
--------------------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX A

                            IRA DISCLOSURE STATEMENT

This Disclosure Statement describes the statutory and regulatory provisions applicable to the operation of Traditional Individual Retirement Annuities (e.g., non-Roth IRAs). Internal Revenue Service regulations require that this Disclosure Statement be given to each person desiring to establish an Individual Retirement Annuity (IRA). Further information can be obtained from any district office of the Internal Revenue Service.


RIGHT TO REVOKE

You may revoke your IRA within seven days after it has been established. For purposes of revocation, the date your first purchase payment is received by Security Benefit Life Insurance Company will be the date the account is established. To revoke your IRA and receive a refund of the entire amount of contribution paid, you must mail or deliver a written notice of revocation, signed exactly as your signature appears on your variable annuity application, to: SECURITY BENEFIT LIFE INSURANCE COMPANY, P.O. BOX 750497, TOPEKA, KS 66675-0497, 1-800-888-2461.

If you send your revocation notice by First Class Mail, we will consider that you have notified us as of the date of the postmark on the envelope. If you send it by Certified or Registered Mail, you will have notified us as of the certification or registration date on the label. In either case, the revocation notice must be properly addressed and mailed, with postage prepaid. Upon receipt of a timely revocation notice, the entire amount of your contribution will be returned to you without adjustment for sales commissions, administrative fees or market value fluctuation.


WHAT ARE THE STATUTORY REQUIREMENTS?

The annuity contract described in the prospectus which accompanies this IRA Disclosure Statement meets the requirements of Section 408(b) of the Internal Revenue Code as to form for use as an IRA. The form of the contract has been approved by the Internal Revenue Service.

The requirements of Section 408(b) of the Internal Revenue Code, as to form for use as an IRA, are described in Items 1 through 6 below:

1.   The amount in your IRA must be fully vested at all times.

2.   The contract must provide that you cannot transfer it to someone else.

3.   The contract must have flexible premiums.

4. You must start receiving distributions by April 1 of the year following the year in which you reach age 70 1/2 (see "Required Minimum Distributions").

5. The contract must provide that you cannot contribute more than the lesser of 100% of your taxable compensation or the applicable dollar amount as shown in the table below. See "How Much May I Contribute?" (This requirement does not apply to rollovers. See "Rollovers and Direct Transfers.")

6. The contract must provide that any refund of premium will be applied before the close of the calendar year of the year of refund toward the payment of future premiums or the purchase of additional benefits.

WHO IS ELIGIBLE FOR AN IRA?

Any individual (under age 70 1/2) who has compensation or earned income is eligible for either a deductible or a nondeductible IRA.

You may designate your entire contribution as a nondeductible contribution, if you so choose. If your otherwise allowable and deductible IRA contribution is limited because you (or your spouse) are an active participant in a qualified retirement plan provided by your employer and your adjusted gross income exceeds a certain level, you may make a designated nondeductible contribution to the extent your otherwise allowable and deductible contribution amount was limited.

You have the responsibility of determining and reporting on IRS Form 8606 how much you contributed and which portion of the contributions you made were deductible and which were designated nondeductible contributions. Once contributed, the deductible and designated nondeductible contributions are treated the same, meaning, each type receives tax-deferred accumulation of income. You need to know how much of your account is made up of deductible and designated nondeductible contributions in order to determine the taxable portion of any distributions you receive, so you should keep permanent records on your deductible and non-deductible contributions.

Reporting requirements are instituted for individuals who make nondeductible contributions or receive a distribution. A penalty of $100 applies to each instance when a nondeductible contribution is reported but not made, without reasonable cause.

SPOUSAL IRAS --

1.   One or both spouses must be receiving compensation for the taxable year.

2. Both spouses must be under age 70 1/2. (However, if one spouse is not over age 70 1/2, that spouse could contribute under the regular IRA rules.)

3. The contributions need not be split equally between the two accounts. However, no more than the individual account maximum described below can be contributed to either account.

4.    A joint tax return must be filed.

5.    Separate accounts must be maintained for each spouse.

6. Community property laws are not considered in computing contributions to each spouse's account.

DIVORCED SPOUSE IRAS -- The transfer of an individual's interest, in whole or in part, in an IRA to their former spouse under a valid divorce decree or a written instrument incident to such divorce shall not be considered to be a distribution from such an IRA to such individual or their former spouse; nor shall it be considered a taxable transfer by such individual to their former spouse.

The interest described which is transferred to the former spouse shall be treated as an IRA of such spouse.


WHAT IS COMPENSATION?

Compensation is defined as wages, salaries, professional fees, sales commissions, tips, bonuses and earned income to self-employed persons. It does not include earnings and profits from investments, such as interest, dividends and rental income.


WHEN DO I HAVE TO MAKE MY CONTRIBUTIONS?

Contributions, including establishing your IRA, can be made at any time. If you make a contribution between January 1 and April 15, however, you may elect to treat the contribution as made either in that year or in the preceding year. You may file a tax return claiming a deduction for your IRA contribution before the contribution is actually made. You must, however, make the contribution by the due date of your federal tax return, not including extensions.


HOW MUCH MAY I CONTRIBUTE?

REGULAR IRA -- The lesser of 100% of compensation or $5,000. If you are age 50 or over, you may make an additional catch-up contribution to a traditional IRA of $1,000 for each tax year. However, if you are covered by an employer-sponsored retirement plan, the amount of the contribution to a traditional IRA which may be deducted will be reduced or eliminated if your modified adjusted gross income exceeds the limits as set forth in the table below:

------------------- -------------------- --------------------
  TAXABLE YEARS      SINGLE TAXPAYERS       JOINT RETURNS
   BEGINNING IN       PHASE-OUT RANGE      PHASE-OUT RANGE
------------------- -------------------- --------------------
  2010 and after      $56,000-$66,000      $89,000-$109,000
------------------- -------------------- --------------------

If your spouse is covered by an employer retirement plan but you are not, you may be able to deduct those contributions to an IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return exceeds $167,000.

SPOUSAL IRA -- If you and your spouse file a joint return, each of you may contribute up to $5,000 (or $6,000 in 2010 if you are age 50 or older) to your own IRA annually if your joint income in 2010 is at least equal to the combined contributions. The maximum amount the higher compensated spouse may contribute for the year 2010 is the lesser of $5,000 (or $6,000 if you are age 50 or older) or 100% of that spouse's compensation. The maximum the lower compensated spouse may contribute is the lesser of: (i) $5,000 (or $6,000 if you are age 50 or older) or (ii) 100% of that spouse's compensation plus the amount by which the higher compensated spouse's compensation exceeds the amount the higher compensated spouse contributes to his or her IRA.


ARE THERE ANY OTHER LIMITS ON CONTRIBUTIONS?

Yes. For a Traditional IRA, no contribution (other than a rollover or a SEP contribution) can be made in or after the year in which you reach age 70 1/2.


ROLLOVERS AND DIRECT TRANSFERS

If you receive a distribution from another IRA, you may make a rollover contribution of all or part of the amount you receive to this IRA. The rollover must be completed within 60 days after you receive the distribution.

Certain distributions from retirement plans (pension plan, profit-sharing plan, Keogh, 403(b), 401(k) or governmental 457, but not contributions from Roth 401(k) or Roth 403(b) accounts) are also eligible for rollover to your IRA. You may make a rollover contribution by rolling all or a portion of your distribution or directly transferring the assets from your retirement plan. The distribution must be rolled over within 60 days of receipt from the retirement plan administrator or sponsor. In most instances the plan administrator or sponsor must withhold 20% of your distribution for federal income tax purposes unless you elect a direct rollover. In a direct rollover, the distribution from your retirement plan is made directly from the plan administrator or sponsor to your IRA. The amount of your rollover will not be included in your taxable income for the year.

Because of the strict limitations that apply to IRA and retirement plan rollovers, you should consult with your tax advisor before making any type of rollover contribution.


WHAT HAPPENS IF EXCESS CONTRIBUTIONS ARE MADE TO MY IRA?

You must pay a 6% excise tax each year on excess contributions that remain in your IRA. Generally, an excess contribution is the amount contributed to your IRA that is above the maximum amount you can contribute for the year. The excess is taxed in the year contributed and each year after that until you correct it.

You will not have to pay the 6% excise tax if you withdraw the excess amount by the date your tax return is due, including extensions, for the year of the contribution.

The excess contribution can be corrected if you contribute less than the permissible amount the following year; however, the excise tax is not avoided and will be due on the amount you over contributed the previous year.


ARE MY CONTRIBUTIONS DEDUCTIBLE?

Generally, if you are not covered by a qualified retirement plan, the amount you can deduct in a year for contributions to your IRA is the lesser of your taxable compensation for the year or $5,000. If you are age 50 or over, you may make an additional catch-up contribution to a traditional IRA of $1,000 for each tax year.

However, if you are not covered by a qualified retirement plan, but your spouse is you may be able to deduct those contributions to an IRA; however, the amount you may deduct for IRA contributions will be phased out if your adjusted gross income ("AGI") exceeds $167,000.

If you are covered by a qualified retirement plan, the amount of IRA contributions you may deduct in a year may be reduced or eliminated based on your AGI for the year. The limits are:

------------------- -------------------- --------------------
  TAXABLE YEARS      SINGLE TAXPAYERS       JOINT RETURNS
   BEGINNING IN       PHASE-OUT RANGE      PHASE-OUT RANGE
------------------- -------------------- --------------------
  2010 and after      $56,000-$66,000      $89,000-$109,000
------------------- -------------------- --------------------

TAX STATUS OF THE CONTRACT AND DISTRIBUTIONS

1. Earnings of your IRA contract are not taxed until they are distributed from the IRA.

2. In general, taxable distributions are included in your gross income in the year you receive them.

3. Distributions are non-taxable to the extent they represent a return of non-deductible contributions. The non-taxable percentage of a distribution is determined by dividing your total undistributed, non-deductible IRA contributions by the value of all your IRAs (including SEPs and rollovers).

4. Amounts held in IRAs are generally subject to the imposition of federal estate taxes. In addition, if you elect to have all or any part of your account payable to a beneficiary (or beneficiaries) upon your death, the election generally will not subject you to any gift tax liability.

5. Your IRA contract's tax-sheltered status will be lost and the value of your contract will be taxable to you, if:

     a. you engage in a prohibited transaction, as described in Internal Revenue Code Section 4975(c);

     b.   you borrow from your IRA;

     c.   you pledge your IRA as collateral for a loan; or

     d. you invest any part of your IRA assets in collectibles, as defined in Internal Revenue Code Section 408(m)(2).


REQUIRED MINIMUM DISTRIBUTIONS

In general, you must start receiving minimum distributions from your IRA by April 1 following the year in which you reach age 70 1/2 (your "required beginning date") either in a single lump sum or over a period not extending beyond the joint life expectancy of you and a designated beneficiary. For 2009, the required minimum distribution requirements have been suspended and no distributions are required.

Figure your required minimum distribution for each year by dividing the value of your IRA on December 31 of the preceding year by the applicable distribution period or life expectancy found in a table issued by the Internal Revenue Service. Generally, the applicable life expectancy is the remaining joint life and last survivor expectancy of you and a designated beneficiary if that designated beneficiary is assumed to be 10 years younger than you. If your spouse, as your sole designated beneficiary, is more than 10 years younger than you, distributions may be taken over a longer period. The applicable life expectancy may be found in a current version of IRS Publication 590 "Individual

Retirement Arrangements." To obtain a free copy of IRS Publication 590 and other IRA forms, write the IRS Forms Distribution Center for your area as shown in your income tax return instructions, or you can find Publication 590 on the Internet at www.irs.gov.

Annuity payments which begin by April 1 of the year following the year you reach age 70 1/2 satisfy the minimum distribution requirement if they provide for non-increasing payments over your life or the lives of you and your beneficiary, provided that, if installments are guaranteed, the maximum guaranty period must be less than the applicable life expectancy.

If you have more than one IRA, you must determine the required minimum distribution separately for each IRA; however, you can take the actual distribution of these amounts from any one or more of your IRAs.

If the actual distribution from your IRA is less than the minimum amount that should be distributed in accordance with the rules set forth above, the difference is an excess accumulation. There is a 50% excise tax on any excess accumulations.

If you die after your required beginning date, your entire remaining account balance must be distributed to your designated beneficiary at least as rapidly as under the method of distribution in effect on your date of death.

After your death, the general rule is that your entire balance must be distributed in substantially equal installments over a fixed period not exceeding your designated beneficiary's life expectancy (as determined under tables issued by the IRS), beginning no later than December 31 of the year following the year in which you died. If you have no individual designated beneficiary, or if the beneficiary elects to delay distributions, your account must be distributed by the end of the fifth calendar year after the year of your death. If this period includes the year 2009, the five year period is extended to six years. If your spouse is your designated beneficiary, such distribution need not commence until December 31 of the year during which you would have attained age 70 1/2 had you survived. Alternatively, if your designated beneficiary is your spouse, he or she may elect to treat your IRA as his or her own IRA. The Federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws. Therefore spousal continuation will not be available to such partners or same sex marriage spouses. Consult a tax advisor for more information on this subject.


ARE THERE ANY PENALTIES FOR PREMATURE DISTRIBUTIONS?

There is an additional tax on premature distributions equal to 10% of the amount of the premature distribution that you must include in your gross income. Premature distributions are generally amounts you withdraw from your IRA before you are age 59 1/2. However, the tax on premature distributions does not apply:

  1. To distributions that are rolled over tax free to another IRA, a qualified employee retirement plan, a tax-sheltered annuity, or a governmental 457 deferred compensation plan.

  2. To a series of substantially equal periodic payments made over your life or life expectancy, or the joint life expectancy of you and your beneficiary.

  3. To amounts distributed to a beneficiary, or the individual's estate, on or after the death of the individual.

  4. If you are permanently disabled. You are considered disabled if you cannot do any substantial gainful activity because of your physical or mental condition. A physician must determine that your condition can be expected to result in death or to be of long, continued, and indefinite duration.

  5. To a distribution which does not exceed the amount of your medical expenses that could be deducted for the year (generally speaking, medical expenses paid during a year are deductible to the extent they exceed 7 1/2% of your adjusted gross income for the year).

  6. To a distribution (subject to certain restrictions) that does not exceed the premiums you paid for health insurance coverage for yourself, your spouse and dependents if you have been unemployed and received unemployment compensation for at least 12 weeks.

  7. To a "qualified first-time homebuyer distribution," within the meaning of Internal Revenue Code Section 72(t)(8), up to $10,000.

  8. To a distribution for post-secondary education costs for you, your spouse or any child or grandchild of you or your spouse.

  9. To a distribution due to a levy by the Internal Revenue Service on the contract.

 10.  To a qualified reservist distribution.


REPORTS

1. Financial information about your IRA will be provided to you annually.

2. IRS Form 5329 must be filed for a year during which excise tax is imposed.

SIMPLIFIED EMPLOYEE PENSION (SEP-IRA)

Your Employer may contribute to your IRA, pursuant to a Simplified Employee Pension, the lesser of 25% of your compensation from such Employer or $49,000. In addition to the Employer's contribution to the SEP, you may also make a contribution to your IRA within the appropriate limits.


FINANCIAL INFORMATION

Contributions to your IRA contract are subject to certain charges including the mortality and expense risk fee. Any applicable charges are described in more detail in the variable annuity contract prospectus which accompanies this IRA Disclosure Statement. The mortality and expense risk fee is not deducted from contract value allocated to the contract's general account option. See the accompanying prospectus for the Underlying Funds for information about the charges associated with the funds underlying the variable annuity contract. Contractowners who allocate contract value to the Subaccounts bear a pro rata share of the Underlying Fund's fees and expenses. The growth in value of the IRA contract is neither guaranteed, nor projected, but is based upon the investment experience of the underlying mutual fund portfolios that correspond to the Subaccounts to which you have allocated contract value.


             THIS DISCLOSURE STATEMENT IS NOT PART OF THE PROSPECTUS

                                                                      APPENDIX B

                       ROTH INDIVIDUAL RETIREMENT ANNUITY
                              DISCLOSURE STATEMENT



This Disclosure Statement describes the statutory and regulatory provisions applicable to the operation of Roth IRAs. Internal Revenue Service regulations require that this Disclosure Statement be given to each person desiring to establish a Roth IRA. Further information can be obtained from any district office of the Internal Revenue Service.


RIGHT TO REVOKE

You may revoke your Roth IRA within seven days after it has been established. For purposes of revocation, the date your first purchase payment is received by Security Benefit Life Insurance Company will be the date the account is established. To revoke your Roth IRA and receive a refund of the entire amount of contribution paid, you must mail or deliver a written notice of revocation, signed exactly as your signature appears on your variable annuity application, to: SECURITY BENEFIT LIFE INSURANCE COMPANY, P.O. BOX 750497, TOPEKA, KS 66675-0497, 1-800-888-2461.

If you send your revocation notice by First Class Mail, we will consider that you have notified us as of the date of the postmark on the envelope. If you send it by Certified or Registered Mail, you will have notified us as of the certification or registration date on the label. In either case, the revocation notice must be properly addressed and mailed, with postage prepaid. Upon receipt of a timely revocation notice, the entire amount of your contribution will be returned to you without adjustment for sales commissions, administrative fees or market value fluctuation.


WHAT ARE THE REQUIREMENTS?

A Roth IRA contract must meet the following requirements:

1.   The amount in your Roth IRA must be fully vested at all times.

2.   The contract must provide that you cannot transfer it to someone else.

3.   The contract must have flexible premiums.

4. If you die before your entire interest in the contract has been distributed, your beneficiary may need to receive distributions within a specified time frame (see "Required Minimum Distributions" below).

5. The contract must provide that you cannot contribute more than the lesser of 100% of your taxable compensation or the applicable dollar amount as shown in the table below. This requirement does not apply to qualified rollover contributions. (See "Rollovers and Direct Transfers" below).

6. The contract must provide that any refund of premium will be applied before the close of the calendar year of the year of refund toward the payment of future premiums or the purchase of additional benefits.

The annuity contract described in the prospectus which accompanies this Roth IRA Disclosure Statement contains the provisions described above. Approval as to the form of the contract has been provided by the Internal Revenue Service.


ROLLOVERS AND DIRECT TRANSFERS

1. You may make a qualified rollover contribution to this Roth IRA from any "eligible retirement plan" including a qualified plan, a 403(b) plan, a 457 governmental plan or any kind of IRA, including another Roth IRA, and such a contribution will not count toward the annual limit on contributions to this Roth IRA. Prior to 2010, you could make a qualified rollover contribution from any of these accounts (except another Roth IRA or Roth account in a 401(k) or 403(b) plan) only if your modified adjusted gross income for the year in which the rollover will occur is $100,000 or less and you are not a married individual filing a separate return from your spouse. Beginning in 2010, the modified adjusted gross income and filing status limitations for rollovers have been removed. A rollover from a traditional IRA may be subject to income taxes. However, taxation of income from taxable rollovers from these other eligible retirement plans that occur in 2010 may be recognized ratably in 2011 and 2012. After 2011, all income will be recognized in the year of the rollover.

2. Any after-tax amount distributed rolled over to your Roth IRA (such as non-deductible contributions to a traditional IRA) will not be subject to federal income taxes. Qualified rollovers from a Roth account in a Section 401(k) or a Section 403(b) plan are also not taxable.

3. You must complete any qualified rollover contribution by the 60th day after the date you receive a distribution from the plan or your IRA.

4. A direct transfer of funds in a rollover to a Roth IRA from one trustee or insurance company to this Roth IRA, and any rollover from a Roth account in a Section 401(k) or a Section 403(b) plan is not required to be counted as a rollover.

5. A distribution from this Roth IRA may be used as a rollover contribution to another Roth IRA. You may not transfer a Roth IRA to a traditional IRA or any other qualified plan, including a Roth account in a Section 401(k) or a
     Section 403(b) plan.

6. You may not rollover minimum required distributions from your traditional IRA, any qualified plan or Section 403(b) plan, or governmental 457 plan into this Roth IRA.

7. A rollover contribution from one IRA to another IRA, other than a qualified rollover contribution from a traditional IRA to a Roth IRA, may be made only once a year. The one-year period begins on the date you receive the distribution from the first IRA, not on the date you roll it over (reinvest it) into another IRA. A conversion from a traditional IRA to a Roth IRA is not treated as a rollover for purposes of the one-year rule.


AMOUNT OF ANNUAL CONTRIBUTION

1. In general, the amount you can contribute each year to the Roth IRA is the lesser of 100% of compensation or $5,000. If you are age 50 or over, you may make an additional catch-up contribution to a Roth IRA of $1,000 for each tax year.

     If you have more than one IRA (either a Roth IRA or a traditional IRA), the limit applies to the total contributions made to your IRAs for the year. Wages, salaries, tips, professional fees, bonuses and other amounts you receive for providing personal services are compensation. If you own and operate your own business as a sole proprietor, your net earnings reduced by your deductible contributions on your behalf to self-employed retirement plans is compensation. If you are an active partner in a partnership and provide services to the partnership, your share of partnership income reduced by deductible contributions made on your behalf to qualified retirement plans is compensation.

2. No amount you contribute to the Roth IRA will be deductible for federal income tax purposes.

3. Contributions to your Roth IRA can be made at any time or by the due date of your federal tax return, not including extensions. If you make a contribution between January 1 and April 15, however, you may elect to treat the contribution as made either in that year or in the preceding year.

4. If both you and your spouse have compensation, you can each set up your own Roth IRA. The contribution for each of you is figured separately and depends on how much each of you earns. Both of you cannot participate in the same Roth IRA.

5. If you and your spouse file a joint return, each of you may contribute up to $5,000 (or $6,000 in 2010 if you are age 50 or older) to your own Roth IRA annually if your joint income in 2010 is at least equal to the combined contributions. The maximum amount the higher compensated spouse may contribute for the year 2010 is the lesser of $5,000 (or $6,000 if you are age 50 or older) or 100% of that spouse's compensation. The maximum the lower compensated spouse may contribute is the lesser of: (i) $5,000 (or $6,000 if you are age 50 or older) or (ii) 100% of that spouse's compensation plus the amount by which the higher compensated spouse's compensation exceeds the amount the higher compensated spouse contributes to his or her Roth IRA.

6. Your maximum annual contribution amount shall be phased-out if you are single and have an adjusted gross income between $105,000 and $120,000, or if you are married and you and your spouse have a combined adjusted gross income between $167,000 and $177,000 in accordance with Internal Revenue Code Section 408A(c)(3).


TAX STATUS OF DISTRIBUTIONS

1. Since your contributions to the contract will be made with after-tax dollars, your contributions will not be subject to federal income tax when they are distributed to you. Distributions from the Roth IRA will be considered as coming first from your contributions and then from the earnings on your contributions. You will owe no federal income tax when earnings on your contributions are distributed to you, provided they are distributed in a "qualified distribution."

2. "Qualified distributions" from the Roth IRA will not be subject to federal income tax or the additional 10% early withdrawal tax. To be qualified, a distribution must:

     a. occur after the five-year period beginning on the first day of the year you made your initial contribution to any Roth IRA, and

     b.   must be:

          (1)  made on or after the date on which you attain age 59 1/2;

          (2)  made to a beneficiary (or your estate) on or after your death;

          (3)  attributable to your being disabled; or

          (4) a distribution to pay for "qualified first-time homebuyer expenses" under Internal Revenue Code Section 72(t)(8) up to $10,000.

3. You will owe federal income tax, and perhaps an additional 10% early withdrawal tax, as a result of obtaining a "nonqualified distribution."

4. Amounts held in Roth IRAs are generally subject to the imposition of federal estate taxes. If you elect to have all or any part of your account payable to a beneficiary (or beneficiaries) upon your death, the election generally will not subject you to any gift tax liability.


REQUIRED MINIMUM DISTRIBUTIONS

1. You are not required to receive minimum distributions from your Roth IRA during your lifetime.

2. If you die before the entire balance in your Roth IRA has been distributed, the general rule is that the entire balance must be distributed in substantially equal installments over a fixed period not exceeding the designated beneficiary's life expectancy (as determined under Internal Revenue Service regulations), beginning no later than December 31 of the year following the year in which you died. If you have no individual designated beneficiary, or if the beneficiary elects to delay distributions, your account must be distributed by the end of the fifth calendar year after the year of your death. If this period includes the year 2009, the five year period is extended to six years. If your spouse is the sole designated beneficiary of your Roth IRA on your date of death, these rules do not apply and the Roth IRA will be treated as your spouse's IRA, and no distributions from the Roth IRA to your spouse will be required during your spouse's lifetime. The Federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws. Therefore spousal continuation will not be available to such partners or same sex marriage spouses. Consult a tax advisor for more information on this subject.

3. Life expectancies are determined using the life expectancy tables shown in IRS Publication 590 "Individual Retirement Arrangements." To obtain a free copy of IRS Publication 590, write the IRS Forms Distribution Center for your area as shown in your income tax return instructions, or you may download Publication 590 from www.irs.gov.

4. If the actual distribution from your Roth IRA is less than the minimum amount that should be distributed in accordance with the rules set forth above, the difference is an excess accumulation. There is a 50% excise tax on any excess accumulations.


WHAT HAPPENS IF EXCESS CONTRIBUTIONS ARE MADE TO MY ROTH IRA?

1. You must pay a 6% excise tax if you make excess contributions to your Roth IRA. Generally, an excess contribution is the amount contributed to your Roth IRA that is above the maximum amount you can contribute for the year.

2. You will not have to pay the 6% excise tax if you withdraw the excess amount, plus the net income on those excess contributions, by the date your tax return is due, including extensions, for the year of the contribution. The net earnings on these excess contributions will be included in your income for the year in which the contributions were made.

3. If your excess contributions, plus the net income on those contributions, are distributed after the due date of your tax return for the year of contribution, the earnings on those contributions may be subject to federal income tax and the 10% tax on premature distributions. However, if you choose to leave the excess contributions in your Roth IRA after the due date of your income tax return for the year of contribution, the excess contributions will be treated as deemed Roth IRA contributions for subsequent years, to the extent you contribute less than the maximum amount which you are allowed to contribute for those subsequent years.


ARE THERE ANY PENALTIES FOR PREMATURE DISTRIBUTIONS?

There is an additional tax on premature distributions which are part of a nonqualified distribution equal to 10% of the amount of the premature distribution that you must include in your gross income. (See the discussion above on the "Tax Status of Distributions.") Premature distributions are generally amounts you withdraw from your Roth IRA before you are age 59 1/2. However, the tax on premature distributions does not apply:

1. To distributions that constitute qualified rollover contributions to another Roth IRA.

2. To a series of substantially equal periodic payments made over your life or life expectancy, or the joint life expectancy of you and your beneficiary.

3. To amounts distributed to a beneficiary, or your estate, on or after your death.

4. If you are permanently disabled. You are considered disabled if you cannot do any substantial gainful activity because of your physical or mental condition. A physician must determine that your condition can be expected to result in death or to be of long, continued, and indefinite duration.

5. To a distribution which does not exceed the amount of your medical expenses that could be deducted for the year (generally speaking, medical expenses paid during a year are deductible to the extent they exceed 7 1/2% of your adjusted gross income for the year).

6. To a distribution (subject to certain restrictions) that does not exceed the premiums you paid for health insurance coverage for yourself, your spouse and dependents if you have been unemployed and received unemployment compensation for at least 12 weeks.

7. To a "qualified first-time homebuyer distribution," within the meaning of Internal Revenue Code Section 72(t)(8), up to $10,000.

8. To a distribution for post-secondary education costs for you, your spouse or any child or grandchild of you or your spouse.

9. To a distribution due to a levy by the Internal Revenue Service of the qualified plan.

10.  To a qualified reservist distribution.


IRA EXCISE TAX REPORTING

Use Form 5329, Return for Individual Retirement Arrangement Taxes, to report the excise taxes on excess contributions and premature distributions. If you do not owe any excise taxes, you do not need to file Form 5329. Further information can be obtained from any district office of the Internal Revenue Service.


TRANSACTIONS WITH YOUR ROTH IRA

If you engage in a so-called prohibited transaction with respect to your Roth IRA, the IRA will lose its exemption from tax. In this event, you will be taxed on the taxable portion of the fair market value of the contract even if you do not actually receive a distribution. In addition, if you are less than age 59 1/2, your taxes may be further increased by a penalty tax in an amount equal to 10% of the taxable portion of the fair market value of the contract. These prohibited transactions include borrowing money from your Roth IRA, using your Roth IRA account as security for a loan or a number of other financial transactions with your Roth IRA. If you pledge your Roth IRA as security for a loan, then the amount or portion pledged is considered to be distributed to you and also the taxable portion must be included in your gross income. (Note: This contract does not allow borrowings under it, nor may it be assigned or pledged as collateral for a loan.)


FINANCIAL INFORMATION

Contributions to your Roth IRA contract are subject to certain charges including the mortality and expense risk fee. Any applicable charges are described in more detail in the variable annuity contract prospectus which accompanies this Roth IRA Disclosure Statement. The mortality and expense risk fee is not deducted from contract value allocated to the contract's general account option. See the accompanying prospectus for the Underlying Funds for information about the charges associated with the funds underlying the variable annuity contract. Contractowners who allocate contract value to the Subaccounts bear a pro rata share of the underlying fund's fees and expenses. The growth in value of the Roth IRA contract is neither guaranteed, nor projected, but is based upon the investment experience of the Underlying Fund portfolios that correspond to the Subaccounts to which you have allocated contract value.

IMPORTANT: The discussion of the tax rules for Roth IRAs in this Disclosure Statement is based upon the best available information. However, the rules that apply to Roth IRAs, including those applicable to the conversion and reconversion of IRAs, are complex and may have consequences that are specific to your personal tax or financial situation. Therefore, you should consult your tax advisor for the latest developments and for advice about how maintaining a Roth IRA will affect your personal tax or financial situation.


             THIS DISCLOSURE STATEMENT IS NOT PART OF THE PROSPECTUS

                                   APPENDIX C

          RIDERS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010


GUARANTEED MINIMUM INCOME BENEFIT (THIS RIDER WAS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010) -- This rider makes available a minimum amount for the purchase of a fixed Annuity ("Minimum Income Benefit"). The Minimum Income Benefit is equal to Purchase Payments (which do not include any Bonus Amounts and/or Additional Amounts paid under the Bonus Match Rider) and any Credit Enhancements, net of any premium tax, less an adjustment for withdrawals, increased at an annual effective rate of interest of 3% or 5%, as elected in the application. (If you elected the Guaranteed Minimum Income Benefit at 5%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the Dreyfus General Money Market Subaccount or the Fixed Account; however, you will still pay the rider charge applicable to the 5% rate.) Any amounts allocated to the Loan Account, however, will earn only the Guaranteed Rate.
     In crediting interest, the Company takes into account the timing of when each Purchase Payment and withdrawal occurred and accrues such interest until the earlier of: (1) the Annuity Start Date, or (2) the Contract Anniversary following the oldest Annuitant's 80th birthday. In the event of a withdrawal, the Minimum Income Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.
     You may apply the Minimum Income Benefit, less any applicable premium tax and pro rata account administration charge, to purchase a fixed Annuity within 30 days of any Contract Anniversary following the 10th Contract Anniversary. You may apply the Minimum Income Benefit to purchase only a fixed Annuity under Option 2, life income with a 10-year period certain, or Option 4B, joint and last survivor with a 10-year period certain. See the discussion of Options 2 and 4 under "Annuity Options." The Annuity rates for this rider are based upon the 1983(a) mortality table with mortality improvement under projection scale G and an interest rate of 2 1/2%. This rider was available only if the age of the Owner at the time the Contract was issued was age 79 or younger.

GUARANTEED GROWTH DEATH BENEFIT (THIS RIDER WAS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010) -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements, Bonus Amounts, or Additional Amounts), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or

3.   The Guaranteed Growth Death Benefit.

The Guaranteed Growth Death Benefit is an amount equal to Purchase Payments and any Credit Enhancements (but not including any Bonus Amounts or Additional Amounts), net of any premium tax, less an adjustment for withdrawals, increased at an annual effective rate of interest of 3%, 5%, 6% or 7% (6% and 7% are not available to Texas residents), as elected in the application. (If you elect the Guaranteed Growth Death Benefit at 5%, 6% or 7%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the Dreyfus General Money Market Subaccount or the Fixed Account; however, you will still pay the rider charge applicable to the rate you have selected.) Any amounts allocated to the Loan Account, however, will earn only the Guaranteed Rate. In crediting interest, the Company takes into account the timing of when each Purchase Payment and withdrawal occurred. The Company accrues such interest until the earliest of: (1) the Annuity Start Date; (2) the Contract Anniversary following the oldest Owner's 80th birthday; (3) the date due proof of the Owner's death and instructions regarding payment are received; or (4) the six-month anniversary of the Owner's date of death. In the event of a withdrawal, the Guaranteed Growth Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.
     The amount of the Guaranteed Growth Death Benefit shall not exceed an amount equal to 200% of Purchase Payments (not including any Credit Enhancements, Bonus Amounts, or Additional

Amounts), net of premium tax and any withdrawals, including withdrawal charges.
     If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be Contract Value, as set forth in item 2 above.
     This rider was available only if the age of the Owner at the time the Contract was issued was age 79 or younger. See the discussion under "Death Benefit."

COMBINED ANNUAL STEPPED UP AND GUARANTEED GROWTH DEATH BENEFIT (THIS RIDER WAS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010) -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements, Bonus Amounts, or Additional Amounts), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company;

3.   The Annual Stepped Up Death Benefit (as described above); or

4.   The Guaranteed Growth Death Benefit at 5% (as described above).

     If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be as set forth in item 2 above.
     This rider was available only if the age of the Owner at the time the Contract was issued was age 79 or younger. See the discussion under "Death Benefit."

ENHANCED DEATH BENEFIT (THIS RIDER WAS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010) -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greater of:

1. The sum of all Purchase Payments (not including any Credit Enhancements, Bonus Amounts, or Additional Amounts), less any withdrawals and withdrawal charges; or

2. The Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit.

The Enhanced Death Benefit for a Contract issued prior to the Owner attaining age 70 is the lesser of: (1) 50% of Contract gain; or (2) 50% of adjusted Purchase Payments. For a Contract issued after the Owner has attained age 70 or older, the Enhanced Death Benefit is the lesser of: (1) 25% of Contract gain; or
(2) 25% of adjusted Purchase Payments.

o "Contract gain" is equal to Contract Value as of the date due proof of death and instructions with regard to payment are received less adjusted Purchase Payments.

o "Adjusted Purchase Payments" are equal to all Purchase Payments made to the Contract adjusted for withdrawals and any applicable premium tax. In the event of a withdrawal, Purchase Payments are reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

     If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company.
     This rider was available only if the age of the Owner at the time the Contract was issued was age 79 or younger. See the discussion under "Death Benefit."

COMBINED ENHANCED AND ANNUAL STEPPED UP DEATH BENEFIT (THIS RIDER WAS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010) -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements, Bonus Amounts, or Additional Amounts), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or

3. The Annual Stepped Up Death Benefit (as described above), plus the Enhanced Death Benefit (as described above).

     If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company.
     This rider was available only if the age of the Owner at the time the rider was issued was age 79 or younger. See the discussion under "Death Benefit."

COMBINED ENHANCED AND GUARANTEED GROWTH DEATH BENEFIT (THIS RIDER WAS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010) -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements, Bonus Amounts, or Additional Amounts), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or

3. The Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit (as described above).

     If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company.
     This rider was available only if the age of the Owner at the time the rider was issued was age 79 or younger. See the discussion under "Death Benefit."

COMBINED ENHANCED, ANNUAL STEPPED UP, AND GUARANTEED GROWTH DEATH BENEFIT (THIS RIDER WAS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010) -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements, Bonus Amounts, or Additional Amounts), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or

3. The Annual Stepped Up Death Benefit (as described above), plus the Enhanced Death Benefit (as described above); or

4. The Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit (as described above).

     If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company.

     This rider was available only if the age of the Owner at the time the rider was issued was age 79 or younger. See the discussion under "Death Benefit."

GUARANTEED MINIMUM WITHDRAWAL BENEFIT (THIS RIDER WAS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010) -- If you elected this rider when you purchased the Contract, your "Benefit Amount" was equal to a percentage of the initial Purchase Payment including any Credit Enhancement. If you purchased the rider on a Contract Anniversary, your Benefit Amount was equal to a percentage of your Contract Value on the Valuation Date we added this rider to your Contract. The Benefit Amount, which is the amount available for withdrawal under this rider, is reduced as you take Annual Withdrawal Amounts, and the Benefit Amount as so reduced is referred to as the "Remaining Benefit Amount."
     Under this rider, you may withdraw up to a specified amount each Contract Year (the "Annual Withdrawal Amount"), regardless of the performance of your Contract Value, until the Remaining Benefit Amount is reduced to $0. The Annual Withdrawal Amount initially is a percentage of the initial Purchase Payment including any Credit Enhancement (or Contract Value on the purchase date of the rider if the rider was purchased on a Contract Anniversary). You may select one of the following combinations of Annual Withdrawal Amount and Benefit Amount:

------------------------------ --------------------
           ANNUAL
     WITHDRAWAL AMOUNT*          BENEFIT AMOUNT*
------------------------------ --------------------
             5%                       130%
             6%                       110%
             7%                       100%
------------------------------ --------------------
*A percentage of the initial Purchase Payment
 including any Credit Enhancement (or Contract
 Value on the purchase date of the rider if the
 rider was purchased on a Contract Anniversary)
---------------------------------------------------

     If you do not take the Annual Withdrawal Amount during a Contract Year, you may not take more than the Annual Withdrawal Amount in the next Contract Year, without triggering a proportional reduction in the Annual Withdrawal Amount and Remaining Benefit Amount. The Annual Withdrawal Amount can be taken in one withdrawal or multiple withdrawals during the Contract Year. You can continue to take up to the Annual Withdrawal Amount each Contract Year until the Remaining Benefit Amount is depleted.
     If you take more than the Annual Withdrawal Amount in a Contract Year, we will recalculate the Remaining Benefit Amount, and your Annual Withdrawal Amount may be lower in the future. Withdrawals under this rider reduce Contract Value by the amount of the withdrawal, including any applicable withdrawal charges or premium taxes and any forfeited Credit Enhancements; provided, however, that a withdrawal of the Annual Withdrawal Amount is not subject to a withdrawal charge. Any withdrawal up to the Annual Withdrawal Amount in a Contract Year reduces the Free Withdrawal amount otherwise available in that Contract Year, and withdrawals, including withdrawals of the Annual Withdrawal Amount, may result in forfeiture of Credit Enhancements if you have the Extra Credit Rider in effect. Please see the discussion under "Contingent Deferred Sales Charge," and "Extra Credit." Withdrawals, including withdrawals of the Annual Withdrawal Amount, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59 1/2, may be subject to a 10% penalty tax. Please see "Federal Tax Matters."
     The Annual Withdrawal Amount will remain the same each Contract Year unless you make additional Purchase Payments after the purchase date of the rider, withdraw more than the Annual Withdrawal Amount in a Contract Year, or elect to reset the Remaining Benefit Amount as discussed below. If additional Purchase Payments are made, the Annual Withdrawal Amount will increase by an amount equal to 5%, 6% or 7% of the Purchase Payment including any Credit Enhancements, and the Remaining Benefit Amount will increase by an amount equal to 130%, 110% or 100% of the Purchase Payment including any Credit Enhancements, depending on which combination of Annual Withdrawal Amount and Benefit Amount you have selected.
     The Annual Withdrawal Amount and Remaining Benefit Amount are recalculated in the event of a withdrawal in a Contract Year that exceeds the Annual Withdrawal Amount as follows. The Annual Withdrawal Amount and Remaining Benefit Amount respectively are reduced by an amount equal to a percentage of the Annual Withdrawal Amount and Remaining Benefit Amount determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal.
     After the fifth anniversary of the purchase of this rider, you may elect to reset the Remaining Benefit Amount to an amount equal to Contract Value on the reset date and the Annual Withdrawal Amount to 5%, 6% or 7%, as applicable, of Contract Value on that date; provided, however, that the Annual Withdrawal Amount will remain the same if the current Annual Withdrawal Amount is greater than the reset amount. Once a reset election has been made, you may not elect another reset until after the fifth anniversary of the prior reset date. The Company reserves the right to require that resets be effected on a Contract Anniversary and the rider charge may be increased in the event that you elect a reset; provided, however, that such charge will not exceed 1.10%.
     While this rider is in effect, we reserve the right to restrict subsequent Purchase Payments. This rider will terminate upon the earliest of: (1) termination of the Contract, (2) the Annuity Start Date, (3) any Valuation Date on which Contract Value and the Remaining Benefit Amount are equal to $0, (4) a full withdrawal of Contract Value pursuant to a withdrawal that exceeds the Annual Withdrawal Amount for that Contract Year, or (5) upon the first death of any Owner, or if the Owner is a non-natural person, the death of an Annuitant or a Joint Owner that is a natural person. This rider may not be reinstated by Purchase Payments or reset after such termination. This rider was available only if the age of each Owner and Annuitant at the time the rider was purchased was age 85 or younger.
     If you have a qualified contract, you may be required to take minimum distributions from the Contract during your lifetime. If your required minimum distribution amount exceeds your Annual Withdrawal Amount, you will have to withdraw more than the Annual Withdrawal Amount to avoid the imposition of a 50% excise tax, causing a proportional reduction in the Remaining Benefit Amount.

TOTAL PROTECTION (THIS RIDER WAS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010) -- This rider makes available a (1) Guaranteed Growth Death Benefit at 5%; (2) Guaranteed Minimum Withdrawal Benefit with an Annual Withdrawal Amount of 5% and a Benefit Amount of 100%; and (3) Guaranteed Minimum Accumulation Benefit as described below.
     Upon the death of the Owner or any Joint Owner prior to the Annuity Start Date, a Guaranteed Growth Death Benefit at 5% will be available as described under "Guaranteed Growth Death Benefit," with the following differences. Under this rider, the Guaranteed Growth Death Benefit will be reduced by any Annual Withdrawal Amount taken under the Guaranteed Minimum Withdrawal Benefit and will be reduced proportionately by any withdrawal that exceeds in whole or in part the Annual Withdrawal Amount for the Contract Year. The Guaranteed Growth Death Benefit is reduced as of the date of any such withdrawal by a percentage that is determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal. Also, under this rider, the amount of the Guaranteed Growth Death Benefit shall not exceed an amount equal to 200% of Purchase Payments (not including any Credit Enhancements or Purchase Payments made during the 12 months preceding the Owner's date of death), net of premium tax and any withdrawals, including withdrawal charges. Finally, under this rider, the annual effective rate of interest used in calculating the benefit will be 5% for Contract Value allocated to any of the Subaccounts, including the Dreyfus General Money Market Account Subaccount. If the Guaranteed Growth Death Benefit on any Valuation Date is equal to $0, the benefit will terminate and may not be reinstated or reset (as described below) after such termination.
     This rider also makes available a Guaranteed Minimum Withdrawal Benefit (as described under "Guaranteed Minimum Withdrawal Benefit" above); provided, however, that the Annual Withdrawal Amount is equal to 5%, and the Remaining Benefit Amount is equal to 100%, of the initial Purchase Payment including any Credit Enhancement (or Contract Value on the purchase date of this rider if the rider was purchased on a Contract Anniversary).
     The Guaranteed Minimum Accumulation Benefit provides that at the end of the "Term," which is the ten-year period beginning on the date of your purchase of the rider, the Company will apply an additional amount to your Contract if the Contract Value on that date is less than the Guaranteed Minimum Accumulation Benefit amount. The additional amount will be equal to the difference between the Contract Value on that date and the Guaranteed Minimum Accumulation Benefit amount on that date. Any additional amount added to your Contract will be allocated among the Subaccounts in the same proportion as Contract Value is allocated on that date. No additional amount will be applied if the Contract Value is greater than the Guaranteed Minimum Accumulation Benefit amount on the last day of the Term.
     The Guaranteed Minimum Accumulation Benefit amount is equal to 105% of your initial Purchase Payment including any Credit Enhancement (or Contract Value on the purchase date of this rider if the rider was purchased on a Contract Anniversary); plus 105% of any Purchase Payments (including any Credit Enhancements) made during the first three years of the Term; less any withdrawals of the Annual Withdrawal Amount under the Guaranteed Minimum Withdrawal Benefit; and less an adjustment for any withdrawals that exceed in whole or in part the Annual Withdrawal Amount for the Contract Year. The adjustment reduces the Guaranteed Minimum Accumulation Benefit amount by a percentage that is determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal.
     The Guaranteed Minimum Accumulation Benefit will terminate upon payment of any additional amount as described above or upon expiration of the Term without payment of an additional amount. This benefit may not be reinstated by Purchase Payments or reset after such termination.
     After the fifth anniversary of the purchase of this rider, you may elect to reset the Remaining Benefit Amount, the Guaranteed Growth Death Benefit and the Guaranteed Minimum Accumulation Benefit to an amount equal to Contract Value on the reset date; provided that Contract Value on that date is greater than the Remaining Benefit Amount. The Annual Withdrawal Amount will reset to 5% of Contract Value on the reset date, unless the current Annual Withdrawal Amount is greater, in which case the Annual Withdrawal Amount will remain the same. The reset election must be made as to all or none of the Remaining Benefit Amount, the Guaranteed Growth Death Benefit and the Guaranteed Minimum Accumulation Benefit. If you elect a reset, a new Term will begin for the Guaranteed Minimum Accumulation Benefit effective on the reset date. Once a reset election has been made, you may not elect another reset until after the fifth anniversary of the prior reset date. The

Company reserves the right to require that resets be effected on a Contract Anniversary and the rider charge may be increased in the event that you elect a reset; provided, however, that such charge will not exceed 1.45%.
     This rider will terminate upon the earliest of: (1) termination of the Contract, (2) the Annuity Start Date, (3) any Valuation Date on which Contract Value and the Remaining Benefit Amount are equal to $0, (4) a full withdrawal of Contract Value pursuant to a withdrawal that exceeds the Annual Withdrawal Amount for that Contract Year, or (5) upon the first death of any Owner, or if the Owner is a non-natural person, the death of an Annuitant or a Joint Owner that is a natural person.
     While this rider is in effect, we reserve the right to restrict subsequent Purchase Payments. This rider was available only if the age of each Owner and Annuitant at the time the rider was purchased was 79 or younger.
     Because of the ten-year Term, if you are within ten years of your required beginning date for taking required minimum distributions under a Qualified Contract, you may not be able to receive the full value of the Guaranteed Minimum Accumulation Benefit. You should consult a tax adviser before resetting the Guaranteed Minimum Accumulation Benefit with a Qualified Contract.

WAIVER OF WITHDRAWAL CHARGE--10 YEARS OR DISABILITY (THIS RIDER WAS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010) -- This Rider makes available a waiver of any withdrawal charge if at the time of withdrawal:

o The Contract has been in force for 10 or more Contract Years and the Owner has made Purchase Payments on a quarterly (or more frequent) basis for at least five full Contract Years; or

o The Owner has become totally and permanently disabled after the Contract Date and prior to age 65.

Effective as of the date of the first withdrawal under the terms of this Rider, no additional Purchase Payments may be made to the Contract. The charge for this Rider is 0.10%. See "Waiver of Withdrawal Charge Rider--10 Years or Disability."

WAIVER OF WITHDRAWAL CHARGE--HARDSHIP (THIS RIDER WAS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010) -- This Rider makes available a waiver of any withdrawal charge in the event the Owner experiences a hardship, as defined for purposes of Section 401(k) of the Internal Revenue Code of 1986, as amended. The Company may require the Owner to provide satisfactory proof of hardship. Effective as of the date of the first withdrawal under the terms of this Rider, no additional Purchase Payments may be made to the Contract. The charge for this Rider is 0.15%. See "Waiver of Withdrawal Charge--Hardship."

WAIVER OF WITHDRAWAL CHARGE--5 YEARS AND AGE 59 1/2 (THIS RIDER WAS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010) -- This Rider makes available a waiver of any withdrawal charge if at the time of withdrawal:

o    The Owner is age 59 1/2 or older; and

o The Owner has made Purchase Payments on a quarterly (or more frequent) basis for at least 5 full Contract Years.

Effective as of the date of the first withdrawal under the terms of this Rider, no additional Purchase Payments may be made to the Contract. The charge for this Rider is 0.20%. See "Waiver of Withdrawal Charge--5 Years and Age 59 1/2."

BONUS MATCH (THIS RIDER WAS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1,
2010) -- This rider was not available in all states and was available only in connection with a retirement plan qualified under Section 403(b) of the Internal Revenue Code. You could elect this rider at Contract issue or any time thereafter. Upon the Company's acceptance of your election of the rider, the rider would be in effect as of the Valuation Date the Company received your rider election form or written request electing the rider.
     The rider provided for the Company to add a Bonus Amount to your Contract Value during the "Bonus Match Period," which was the period that began on the date the rider was first in effect and ended on the earlier of: (1) the fifth anniversary of the rider's date of issue, or (2) termination of the rider. The Company would apply the Bonus Amount only to the first $10,000 in salary reduction Purchase Payments in any Contract Year. You could have in effect on your Contract both a Bonus Match Rider and an Extra Credit Rider; provided, however, that each rider calculated the Bonus Amount and Credit Enhancement amount, respectively, on the basis of Purchase Payments, which did not include any Bonus Amount or Credit Enhancement. See "Extra Credit."
     The Bonus Amount was an amount equal to the applicable percentage of Purchase Payments applied to your Contract under a salary reduction arrangement while the rider was in effect. The Company would apply Bonus Amounts to your Contract Value on the Valuation Date next following the Valuation Date on which such salary reduction Purchase Payment was applied. As set forth in the applicable table below, the Bonus Amount percentage was based on the amount of Contract Value as of the date that the Bonus Amount was applied. Bonus Amounts would be allocated among the Subaccounts in the same proportion as the applicable salary reduction Purchase Payment.

     The Company applied the Bonus Amount percentage under Table 1 or 2 below based upon whether you had in effect an active affinity credit card. Table 1 applies to salary reduction Purchase Payments received if you did not have an active affinity credit card as of the date of receipt of such Purchase Payment:

   TABLE 1
--------------------------------- ---------------------------
      CONTRACT VALUE AS OF             BONUS AMOUNT (AS A
           DATE BONUS               % OF SALARY REDUCTION
       AMOUNT IS APPLIED              PURCHASE PAYMENTS)
--------------------------------- ---------------------------
Less than $50,000                             1%
$50,000 up to $100,000                        2%
$100,000 up to $250,000                       3%
$250,000 or more                              4%
--------------------------------- ---------------------------

     Table 2 applied if you had: (1) completed the affinity credit card application provided by the Company; (2) received approval from the affinity credit card issuer selected by the Company; (3) made first use of the affinity credit card; and (4) your affinity credit card was active upon the date of receipt of the salary reduction Purchase Payment. The Company required that you keep the affinity credit card active and enter into a new affinity credit card arrangement if any current card arrangement was terminated to keep the Bonus Amount in Table 2 in effect.

   TABLE 2
--------------------------------- --------------------------
      CONTRACT VALUE AS OF            BONUS AMOUNT (AS A
           DATE BONUS              % OF SALARY REDUCTION
       AMOUNT IS APPLIED             PURCHASE PAYMENTS)
--------------------------------- --------------------------
Less than $50,000                            4%
$50,000 up to $100,000                       6%
$100,000 up to $250,000                      8%
$250,000 or more                             10%
--------------------------------- --------------------------

     During the Bonus Match Period, if the Owner did not maintain an active affinity credit card, the Bonus Amount in Table 2 would terminate automatically, and the Bonus Amount percentage under Table 1 would apply to salary reduction Purchase Payments received while the affinity credit card was not active. If the Owner later reactivated the credit card, the Bonus Amount percentage under Table 2 would apply to salary reduction Purchase Payments received after the Company received notice from the affinity credit card issuer that you had reactivated the card and first use had occurred for so long as the credit card was active. The Owner may have elected not to apply for the affinity credit card and receive Bonus Amounts only under Table 1 above.
     The Company guaranteed that it would pay the applicable Bonus Amounts during the Bonus Match Period. In its sole discretion, the Company could add Bonus Amounts to your Contract Value after the fifth anniversary of the rider's date of issue, but any such additional Bonus Amounts were not guaranteed and would be paid only while the rider is in effect.
     At the end of each calendar year while this rider is in effect, the Company in its sole discretion could elect to add to Contract Value an "Additional Amount" equal to: (a) amounts the Company earned during the calendar year in connection with credit card purchases by all owners of the rider under the credit card arrangement (currently 1.10% of credit card purchases), net of any amounts deducted by the Company to administer the credit card arrangement; less
(b) Bonus Amounts added to Contract Value of owners of the rider during the calendar year; plus (c) a portion of sponsorship dollars, if any, solicited or contributed by the Company and accrued during the calendar year. The Additional Amount would be determined by the Company and allocated to the Owner on the basis of the amount of salary reduction Purchase Payments applied to the Contract during the calendar year relative to salary reduction Purchase Payments made by other owners of the rider. The Company would add any such Additional Amounts to Contract Value on a Valuation Date not later than the last Valuation Date of January in the following calendar year; provided that the rider was in effect on that date and the Additional Amount is greater than $0.
     At any time after the fifth anniversary of the rider's date of issue, the Company reserved the right to terminate the rider and make no further payments of Bonus Amounts or Additional Amounts. Effective upon the date of any rider termination, the Company would stop deducting the rider charge.
     The Bonus Amounts and any Additional Amounts vested immediately but were subject to withdrawal charges on the same basis as Purchase Payments in the event of a full or partial withdrawal of any such Bonus Amount or Additional Amount. In the event that you exercised your right to cancel during the free look period, the Company would reduce your Contract Value by the current value of any Bonus Amount or Additional Amount that had been applied to your Contract Value.
     In the event that the death benefit under your Contract was based upon the sum of all Purchase Payments made by the Owner, Purchase Payments would not include any Bonus Amounts or Additional Amounts paid under this rider. In the event that the death benefit under your Contract was based upon Purchase Payments increased at an annual rate of interest ("Guaranteed Growth Death Benefit"), Purchase Payments would not include any Bonus Amounts or Additional Amounts paid under this rider. The Company would not recapture any Bonus Amounts or Additional Amounts from the death benefit under the Contract.
     If you elected the Guaranteed Minimum Income Benefit Rider, neither Bonus Amounts nor Additional Amounts were included in Purchase Payments for the purpose of calculating benefits under the Guaranteed Minimum Income Benefit Rider.

     The Company expected to make a profit from the charge for this rider and funded payment of the Bonus Amounts through the rider charge and amounts earned under the credit card arrangement.

                                                      [SECURITY BENEFIT(R) LOGO]

PROSPECTUS                             May 1, 2010

--------------------------------------------------------------------------------
SECUREDESIGNS(R) VARIABLE ANNUITY
--------------------------------------------------------------------------------

Important Privacy Notice Included

See Back Cover

Variable annuity contracts issued by Security Benefit Life Insurance Company and offered by Security Distributors, Inc.

V6917                                                     32-69179-00 2010/05/01

--------------------------------------------------------------------------------
                        SECUREDESIGNS(R) VARIABLE ANNUITY

                      INDIVIDUAL FLEXIBLE PURCHASE PAYMENT
                       DEFERRED VARIABLE ANNUITY CONTRACT

              ISSUED BY:                                       MAILING ADDRESS:
SECURITY BENEFIT LIFE INSURANCE COMPANY              SECURITY BENEFIT LIFE INSURANCE COMPANY
ONE SECURITY BENEFIT PLACE                           P.O. BOX 750497
TOPEKA, KANSAS 66636-0001                            TOPEKA, KANSAS 66675-0497
1-800-888-2461

--------------------------------------------------------------------------------

     This Prospectus describes the SecureDesigns Variable Annuity--a flexible purchase payment deferred variable annuity contract (the "Contract") offered by Security Benefit Life Insurance Company (the "Company"). The Contract is available for individuals as a non-tax qualified retirement plan. The Contract is also available for individuals in connection with a retirement plan qualified under Section 402A, 403(b), 408, or 408A of the Internal Revenue Code. The Contract is designed to give you flexibility in planning for retirement and other financial goals.

     You may allocate your Purchase Payments and Contract Value to one or more of the Subaccounts that comprise a separate account of the Company called the Variable Annuity Account XIV or to the Fixed Account. Each Subaccount invests in a corresponding mutual fund (the "Underlying Fund"). The Subaccounts currently available under the Contract are:


o     American Century VP Mid Cap Value

o     American Century VP Ultra(R)

o     American Century VP Value

o     Dent Strategic Portfolio

o     Dreyfus IP Technology Growth

o     Dreyfus VIF International Value

o     Franklin Income Securities

o     Franklin Small Cap Value Securities

o     Franklin Templeton VIP Founding Funds Allocation

o     Invesco V.I. Basic Value (formerly AIM V.I. Basic Value)

o     Invesco V.I. Capital Development (formerly AIM V.I. Capital Development)

o     Invesco V.I. Global Health Care (formerly AIM V.I. Global Health Care)

o     Invesco V.I. Global Real Estate (formerly AIM V.I. Global Real Estate)

o     Invesco V.I. International Growth (formerly AIM V.I. International Growth)

o     Invesco V.I. Mid Cap Core Equity (formerly AIM V.I. Mid Cap Core Equity)

o     Janus Aspen Enterprise

o     Janus Aspen Janus Portfolio

o Legg Mason ClearBridge Variable Aggressive Growth (formerly Legg Mason Partners Variable Aggressive Growth)

o Legg Mason ClearBridge Variable Small Cap Growth (formerly Legg Mason Partners Variable Small Cap Growth)

o Legg Mason Western Asset Variable Global High Yield Bond (formerly Legg Mason Partners Variable Global High Yield Bond)

o     MFS(R) VIT Research International

o     MFS(R) VIT Total Return

o     MFS(R) VIT Utilities

o     Mutual Global Discovery Securities

o     Neuberger Berman AMT Socially Responsive

o     Oppenheimer Core Bond Fund/VA

o     Oppenheimer Main Street Small Cap Fund(R)/VA

o     PIMCO VIT All Asset

o     PIMCO VIT CommodityRealReturn Strategy

o     PIMCO VIT Emerging Markets Bond

o     PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)

o     PIMCO VIT Low Duration

o     PIMCO VIT Real Return

o     Royce Micro-Cap

o     Rydex | SGI VT All-Asset Aggressive Strategy(2)

--------------------------------------------------------------------------------
      THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THE PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      PROSPECTUSES FOR THE UNDERLYING FUNDS SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THIS PROSPECTUS BEFORE INVESTING. YOU MAY OBTAIN PROSPECTUSES FOR THE UNDERLYING FUNDS BY CONTACTING THE COMPANY AT 1-800-888-2461.

      EXPENSES FOR THIS CONTRACT, IF PURCHASED WITH THE EXTRA CREDIT RIDER, MAY BE HIGHER THAN EXPENSES FOR A CONTRACT WITHOUT THE EXTRA CREDIT RIDER. THE AMOUNT OF CREDIT ENHANCEMENT MAY BE MORE THAN OFFSET BY ANY ADDITIONAL FEES AND CHARGES.

      THE CONTRACT IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THE VALUE OF YOUR CONTRACT CAN GO UP AND DOWN AND YOU COULD LOSE MONEY.

DATE: MAY 1, 2010
--------------------------------------------------------------------------------
                   Protected by U.S. Patent No. 7,251,623 B1.
--------------------------------------------------------------------------------
V6917                                                     32-69179-00 2010/05/01

--------------------------------------------------------------------------------

o     Rydex | SGI VT All-Asset Conservative Strategy(2)

o     Rydex | SGI VT All-Asset Moderate Strategy(2)

o     Rydex | SGI VT All-Cap Opportunity(2)

o     Rydex | SGI VT All Cap Value(2)

o     Rydex | SGI VT Alpha Opportunity(2)

o     Rydex | SGI VT Alternative Strategies Allocation(2)

o     Rydex | SGI VT CLS AdvisorOne Amerigo(2)

o     Rydex | SGI VT CLS AdvisorOne Clermont(2)

o     Rydex | SGI VT Global(2)

o     Rydex | SGI VT High Yield(2)

o     Rydex | SGI VT International Opportunity(2)

o     Rydex | SGI VT Large Cap Concentrated Growth(2)

o     Rydex | SGI VT Large Cap Core(1,2)

o     Rydex | SGI VT Large Cap Value(2)

o     Rydex | SGI VT Managed Asset Allocation(2)

o     Rydex | SGI VT Managed Futures Strategy(2)

o     Rydex | SGI VT Mid Cap Growth(2)

o     Rydex | SGI VT Mid Cap Value(2)

o     Rydex | SGI VT Money Market(2)

o     Rydex | SGI VT Multi-Hedge Strategies(2)

o     Rydex | SGI VT Small Cap Growth(2)

o     Rydex | SGI VT Small Cap Value(2)

o     Rydex | SGI VT U.S. Intermediate Bond(2)

o     Van Kampen LIT Comstock

o     Van Kampen LIT Government

o     Van Kampen UIF Emerging Markets Equity

o     Van Kampen UIF Equity and Income

(1) Effective April 23, 2010, the SBL Enhanced Index Fund merged into the SBL Equity Fund which was renamed the Rydex | SGI VT Large Cap Core Fund.

(2) Effective May 1, 2010, the SBL Fund and its respective series will be marketed with the name "Rydex | SGI." Although SBL Fund's legal name will not change, it and its series will be marketed with the name Rydex | SGI. In addition, certain of the Rydex Variable Trust series will be marketed with the name Rydex | SGI.


      Amounts that you allocate to the Subaccounts under the Contract will vary based on investment performance of the Subaccounts. To the extent that you allocate Contract Value to the Subaccounts, the Company does not guarantee any amount of Contract Value.

      Amounts that you allocate to the Fixed Account earn interest at rates that are paid by the Company as described in "The Fixed Account." Contract Value allocated to the Fixed Account is guaranteed by the Company, subject to its financial strength and claims-paying ability. The Fixed Account is not available in all states.

      When you are ready to receive annuity payments, the Contract provides several options for annuity payments. See "Annuity Options."


      This Prospectus concisely sets forth information about the Contract and the Separate Account that you should know before purchasing the Contract. The "Statement of Additional Information," dated May 1, 2010, which has been filed with the Securities and Exchange Commission ("SEC") contains certain additional information. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference into this Prospectus and is available at no charge, by writing the Company at One Security Benefit Place, Topeka, Kansas 66636 or by calling 1-800-888-2461. The table of contents of the Statement of Additional Information is set forth on page 64 of this Prospectus.


      The SEC maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding companies that file electronically with the SEC.

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                               TABLE OF CONTENTS

                                                                            Page

DEFINITIONS ............................................................      5

SUMMARY ................................................................      6
   Purpose of the Contract .............................................      6
   The Separate Account and the Funds ..................................      6
   Fixed Account .......................................................      7
   Purchase Payments ...................................................      7
   Contract Benefits ...................................................      7
   Optional Riders .....................................................      7
   Free-Look Right .....................................................      8
   Charges and Deductions ..............................................      8
   Tax-Free Exchanges ..................................................      9
   Contacting Security Benefit .........................................      9

EXPENSE TABLE ..........................................................     10
   Contract Owner Transaction Expenses .................................     10
   Periodic Expenses ...................................................     10
   Optional Rider Expenses .............................................     11
   Examples ............................................................     12

CONDENSED FINANCIAL INFORMATION ........................................     13

INFORMATION ABOUT THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS .....     22
   Security Benefit Life Insurance Company .............................     22
   Purchase Transaction and Demutualization ............................     22
   Published Ratings ...................................................     24
   Separate Account ....................................................     24
   Underlying Funds ....................................................     24
   Services and Administration .........................................     26

THE CONTRACT ...........................................................     26
   General .............................................................     26
   Important Information About Your Benefits Under the Contract ........     26
   Application for a Contract ..........................................     27
   Optional Riders .....................................................     27
   Annual Stepped Up Death Benefit .....................................     27
   Extra Credit ........................................................     28
   Waiver of Withdrawal Charge .........................................     29
   Alternate Withdrawal Charge .........................................     30
   Riders Available for Purchase Only Prior to February 1, 2010 ........     30
   Purchase Payments ...................................................     30
   Automatic Bonus Credit ..............................................     30
   Allocation of Purchase Payments .....................................     31
   Dollar Cost Averaging Option ........................................     31
   Asset Reallocation Option ...........................................     32
   Transfers of Contract Value .........................................     32
   Contract Value ......................................................     35
   Determination of Contract Value .....................................     36
   Cut-Off Times .......................................................     36
   Full and Partial Withdrawals ........................................     37
   Systematic Withdrawals ..............................................     38
   Free-Look Right .....................................................     38
   Death Benefit .......................................................     39
   Distribution Requirements ...........................................     39
   Death of the Annuitant ..............................................     40

CHARGES AND DEDUCTIONS .................................................     40
   Contingent Deferred Sales Charge ....................................     40
   Mortality and Expense Risk Charge ...................................     41
   Administration Charge ...............................................     41
   Account Administration Charge .......................................     41
   Premium Tax Charge ..................................................     41
   Loan Interest Charge ................................................     42
   Other Charges .......................................................     42
   Variations in Charges ...............................................     42
   Optional Rider Charges ..............................................     42
   Guarantee of Certain Charges ........................................     44
   Underlying Fund Expenses ............................................     44

ANNUITY PERIOD .........................................................     44
   General .............................................................     44
   Annuity Options .....................................................     45
   Selection of an Option ..............................................     47

THE FIXED ACCOUNT ......................................................     47
   Interest ............................................................     48
   DCA Plus Account ....................................................     48
   Death Benefit .......................................................     49
   Contract Charges ....................................................     49
   Transfers and Withdrawals from the Fixed Account ....................     49
   Payments from the Fixed Account .....................................     49

MORE ABOUT THE CONTRACT ................................................     49
   Ownership ...........................................................     49
   Designation and Change of Beneficiary ...............................     49
   Dividends ...........................................................     50
   Payments from the Separate Account ..................................     50
   Proof of Age and Survival ...........................................     50
   Misstatements .......................................................     50
   Loans ...............................................................     50
   Restrictions on Withdrawals from Qualified Plans ....................     52
   Restrictions Under the Texas Optional Retirement Program ............     52

FEDERAL TAX MATTERS ....................................................     53
   Introduction ........................................................     53
   Tax Status of the Company and the Separate Account ..................     53
   Income Taxation of Annuities in General--Non-Qualified Plans ........     54
   Additional Considerations ...........................................     54
   Qualified Plans .....................................................     55
   Other Tax Considerations ............................................     59

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                                                                            Page

OTHER INFORMATION ......................................................     60
   Voting of Underlying Fund Shares ....................................     60
   Substitution of Investments .........................................     61
   Changes to Comply with Law and Amendments ...........................     61
   Reports to Owners ...................................................     61
   Electronic Privileges ...............................................     61
   State Variations ....................................................     61
   Legal Proceedings ...................................................     61
   Legal Matters .......................................................     62
   Sale of the Contract ................................................     62

PERFORMANCE INFORMATION ................................................     63

ADDITIONAL INFORMATION .................................................     64
   Registration Statement ..............................................     64
   Financial Statements ................................................     64

TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION ..............     64

OBJECTIVES FOR UNDERLYING FUNDS ........................................     65

APPENDIX A - IRA Disclosure Statement
APPENDIX B - Roth IRA Disclosure Statement
APPENDIX C - Riders Available for Purchase Only Prior to February 1, 2010


--------------------------------------------------------------------------------
YOU MAY NOT BE ABLE TO PURCHASE THE CONTRACT IN YOUR STATE. YOU SHOULD NOT CONSIDER THIS PROSPECTUS TO BE AN OFFERING IF THE CONTRACT MAY NOT BE LAWFULLY OFFERED IN YOUR STATE. YOU SHOULD ONLY RELY UPON INFORMATION CONTAINED IN THIS PROSPECTUS OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.
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                                        4

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DEFINITIONS

      Various terms commonly used in this Prospectus are defined as follows:

      ACCUMULATION UNIT -- A unit of measure used to calculate Contract Value.

      ADMINISTRATIVE OFFICE -- The Annuity Administration Department of the Company, P.O. Box 750497, Topeka, Kansas 66675-0497.

      ANNUITANT -- The person that you designate on whose life annuity payments may be determined. If you designate Joint Annuitants, "Annuitant" means both Annuitants unless otherwise stated.

      ANNUITY -- A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Beneficiary during the period specified in the Annuity Option.

      ANNUITY OPTIONS -- Options under the Contract that prescribe the provisions under which a series of annuity payments are made.

      ANNUITY PERIOD -- The period beginning on the Annuity Start Date during which annuity payments are made.

      ANNUITY START DATE -- The date when annuity payments begin as elected by the Owner.

      ANNUITY UNIT -- A unit of measure used to calculate variable annuity payments under Options 1 through 4, 7 and 8.

      AUTOMATIC INVESTMENT PROGRAM -- A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.

      BONUS CREDIT -- An amount added to Contract Value under the Automatic Bonus Credit Rider.

      CONTRACT DATE -- The date the Contract begins as shown in your Contract. Annual Contract Anniversaries are measured from the Contract Date. It is usually the date that your initial Purchase Payment is credited to the Contract.

      CONTRACT DEBT -- The unpaid loan balance including loan interest.

      CONTRACT VALUE -- The total value of your Contract which includes amounts allocated to the Subaccounts and the Fixed Account as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.

      CONTRACT YEAR -- Each twelve-month period measured from the Contract Date.

      CREDIT ENHANCEMENT -- An amount added to Contract Value under the Extra Credit Rider.

      DESIGNATED BENEFICIARY -- The person having the right to the death benefit, if any, payable upon the death of the Owner or the Joint Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner's Estate.

      FIXED ACCOUNT -- An account that is part of the Company's General Account to which you may allocate all or a portion of your Contract Value to be held for accumulation at fixed rates of interest (which may not be less than the Guaranteed Rate) declared periodically by the Company. The Fixed Account is not available in all states and is not available if you have purchased the Extra Credit Rider at 3%, 4% or 5%, the 0-Year or 4-Year Alternate Withdrawal Charge Rider, or the Guaranteed Lifetime Withdrawal Benefit Rider. See the "Fixed Account."

      GENERAL ACCOUNT -- All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.

      GUARANTEED RATE -- The minimum interest rate earned on the Fixed Account, which accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state.

      OWNER -- The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.

      PARTICIPANT -- A Participant under a Qualified Plan.

      PURCHASE PAYMENT -- An amount paid to the Company as consideration for the Contract.

      SEPARATE ACCOUNT -- The Variable Annuity Account XIV, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Underlying Fund.

      SUBACCOUNT -- A division of the Separate Account of the Company which invests in a corresponding Underlying Fund.

      UNDERLYING FUND -- A mutual fund or series thereof that serves as an investment vehicle for its corresponding Subaccount.

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                                        5

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      VALUATION DATE -- Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on weekends and on observation of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

      VALUATION PERIOD -- A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

      WITHDRAWAL VALUE -- The amount you will receive upon full withdrawal of the Contract. It is equal to Contract Value less any Contract Debt, any applicable withdrawal charges, any pro rata account administration charge and any uncollected premium taxes. If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. The Withdrawal Value during the Annuity Period under Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.

SUMMARY

      This summary provides a brief overview of the more significant aspects of the Contract. Further detail is provided in this Prospectus, the Statement of Additional Information, and the Contract. Unless the context indicates otherwise, the discussion in this summary and the remainder of the Prospectus relates to the portion of the Contract involving the Separate Account. The Fixed Account is briefly described under "The Fixed Account" and in the Contract.

PURPOSE OF THE CONTRACT -- The flexible purchase payment deferred variable annuity contract (the "Contract") described in this Prospectus is designed to give you flexibility in planning for retirement and other financial goals.

      You may purchase the Contract as a non-tax qualified retirement plan for an individual ("Non-Qualified Plan"). You may also purchase the Contract, on an individual basis, in connection with a retirement plan qualified under Section 402A, 403(b), 408, or 408A of the Internal Revenue Code of 1986, as amended ("Qualified Plan"). Please see the discussion under "The Contract" for more detailed information.

      For details about the compensation payments the Company makes in connection with the sale of the Contract, see "Sale of the Contract."

================================================================================

THE SEPARATE ACCOUNT AND THE FUNDS -- The Separate Account is currently divided into accounts, each referred to as a Subaccount. See "Separate Account." Each Subaccount invests exclusively in shares of an Underlying Fund, each of which has a different investment objective and policies. The Subaccounts currently available under the Contract are as follows:


o     American Century VP Mid Cap Value

o     American Century VP Ultra(R)

o     American Century VP Value

o     Dent Strategic Portfolio

o     Dreyfus IP Technology Growth

o     Dreyfus VIF International Value

o     Franklin Income Securities

o     Franklin Small Cap Value Securities

o     Franklin Templeton VIP Founding Funds Allocation

o     Invesco V.I. Basic Value

o     Invesco V.I. Capital Development

o     Invesco V.I. Global Health Care

o     Invesco V.I. Global Real Estate

o     Invesco V.I. International Growth

o     Invesco V.I. Mid Cap Core Equity

o     Janus Aspen Enterprise

o     Janus Aspen Janus Portfolio

o     Legg Mason ClearBridge Variable Aggressive Growth

o     Legg Mason ClearBridge Variable Small Cap Growth

o     Legg Mason Western Asset Variable Global High Yield Bond

o     MFS(R) VIT Research International

o     MFS(R) VIT Total Return

o     MFS(R) VIT Utilities

o     Mutual Global Discovery Securities

o     Neuberger Berman AMT Socially Responsive

o     Oppenheimer Core Bond Fund/VA

o     Oppenheimer Main Street Small Cap Fund(R)/VA

o     PIMCO VIT All Asset

o     PIMCO VIT CommodityRealReturn Strategy

o     PIMCO VIT Emerging Markets Bond

o     PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)

o     PIMCO VIT Low Duration

o     PIMCO VIT Real Return

o     Royce Micro-Cap

o     Rydex | SGI VT All-Asset Aggressive Strategy

o     Rydex | SGI VT All-Asset Conservative Strategy

o     Rydex | SGI VT All-Asset Moderate Strategy

o     Rydex | SGI VT All-Cap Opportunity

o     Rydex | SGI VT All Cap Value

o     Rydex | SGI VT Alpha Opportunity

o     Rydex | SGI VT Alternative Strategies Allocation

o     Rydex | SGI VT CLS AdvisorOne Amerigo

o     Rydex | SGI VT CLS AdvisorOne Clermont

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                                        6

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o     Rydex | SGI VT Global

o     Rydex | SGI VT High Yield

o     Rydex | SGI VT International Opportunity

o     Rydex | SGI VT Large Cap Concentrated Growth

o     Rydex | SGI VT Large Cap Core

o     Rydex | SGI VT Large Cap Value

o     Rydex | SGI VT Managed Asset Allocation

o     Rydex | SGI VT Managed Futures Strategy

o     Rydex | SGI VT Mid Cap Growth

o     Rydex | SGI VT Mid Cap Value

o     Rydex | SGI VT Money Market

o     Rydex | SGI VT Multi-Hedge Strategies

o     Rydex | SGI VT Small Cap Growth

o     Rydex | SGI VT Small Cap Value

o     Rydex | SGI VT U.S. Intermediate Bond

o     Van Kampen LIT Comstock

o     Van Kampen LIT Government

o     Van Kampen UIF Emerging Markets Equity

o     Van Kampen UIF Equity and Income

      You may allocate all or part of your Purchase Payments and Contract Value to the Subaccounts. Amounts that you allocate to the Subaccounts will increase or decrease in dollar value depending on the investment performance of the Underlying Fund in which such Subaccount invests. You bear the investment risk for amounts allocated to a Subaccount.


================================================================================

FIXED ACCOUNT -- You may allocate all or part of your Purchase Payments to the Fixed Account, which is part of the Company's General Account. Amounts that you allocate to the Fixed Account earn interest at rates determined at the discretion of the Company and are guaranteed to be at least the Guaranteed Rate. The Fixed Account is not available in all states and is not available if you have purchased the Extra Credit Rider at 3%, 4% or 5% or the 0-Year or 4-Year Alternate Withdrawal Charge Rider, or the Guaranteed Lifetime Withdrawal Benefit Rider. See "The Fixed Account."

PURCHASE PAYMENTS -- Your initial Purchase Payment must be at least $10,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $500 ($50 under an Automatic Investment Program). See "Purchase Payments."

CONTRACT BENEFITS -- You may transfer Contract Value among the Subaccounts and to and from the Fixed Account, if it is available under your Contract, subject to certain restrictions as described in "The Contract" and "The Fixed Account."

      At any time before the Annuity Start Date, you may surrender a Contract for its Withdrawal Value, and may make partial withdrawals, including systematic withdrawals, from Contract Value, subject to certain restrictions described in "The Fixed Account." See "Full and Partial Withdrawals" and "Federal Tax Matters" for more information about withdrawals, including the 10% penalty tax that may be imposed upon full and partial withdrawals (including systematic withdrawals) made prior to the Owner attaining age 59 1/2.

      The Contract provides for a death benefit upon the death of the Owner prior to the Annuity Start Date. See "Death Benefit" for more information. The Contract provides for several Annuity Options on either a variable basis, a fixed basis, or both. The Company guarantees annuity payments under the fixed Annuity Options. See "Annuity Period."

OPTIONAL RIDERS -- Upon your application for the Contract, you may select one or more of the following riders:

o     Annual Stepped Up Death Benefit;

o     Extra Credit at 4%;(1)

o     Waiver of Withdrawal Charge; or

o     0-Year or 4-Year Alternate Withdrawal Charge.(1)

(1) The Fixed Account is not available under your Contract if you select the Extra Credit Rider at 4% or the 0-Year or 4-Year Alternate Withdrawal Charge Rider.

The Company makes each rider available only at issue. You cannot change or cancel the rider(s) that you select after they are issued. A RIDER MAY NOT BE AVAILABLE IN ALL STATES. See the detailed description of each rider under "Optional Riders."

For information on riders that are no longer available for purchase, please see Appendix C - Riders Available for Purchase Only Prior to February 1, 2010.

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                                        7

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FREE-LOOK RIGHT -- You may return the Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. In this event, the Company will refund to you as of the Valuation Date on which the Company receives your Contract any Purchase Payments allocated to the Fixed Account (not including any Credit Enhancements and/or Bonus Credits if the Extra Credit Rider and/or Automatic Bonus Credit Rider was in effect). The Company will also refund as of the Valuation Date on which we receive your Contract any Contract Value allocated to the Subaccounts, plus any charges deducted from such Contract Value, less the Contract Value attributable to any Credit Enhancement and/or Bonus Credits. Because the Company will deduct the current value of any Credit Enhancements and/or Bonus Credits from the amount of Contract Value refunded to you, the Company will bear the investment risk associated with Credit Enhancements and Bonus Credits during the Free-Look Period.

      Some states' laws require us to refund your Purchase Payments. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund the greater of: (1) Purchase Payments (not including any Credit Enhancements or Bonus Credits); or (2) Contract Value, plus any charges deducted from such Contract Value, less the Contract Value attributable to any Credit Enhancements and/or Bonus Credits.


CHARGES AND DEDUCTIONS -- The Company does not deduct sales load from Purchase Payments before allocating them to your Contract Value. Certain charges will be deducted in connection with the Contract as described below.

      CONTINGENT DEFERRED SALES CHARGE. If you withdraw Contract Value, the Company may deduct a contingent deferred sales charge (which may also be referred to as a "withdrawal charge"). The withdrawal charge will be waived on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the Free Withdrawal amount defined as follows.

      The Free Withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements and/or Bonus Credits, made during the year and, in any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year. The withdrawal charge applies to the portion of any withdrawal consisting of Purchase Payments and/or Bonus Credits that exceeds the Free Withdrawal amount. The withdrawal charge does not apply to withdrawals of earnings. Also, under the Guaranteed Lifetime Withdrawal Benefit, Guaranteed Minimum Withdrawal Benefit and Total Protection Riders, withdrawals of up to the Annual Withdrawal Amount are not subject to a withdrawal charge but reduce the Free Withdrawal amount otherwise available in that Contract Year.

      The amount of the charge will depend on how long your Purchase Payments have been held under the Contract. Purchase Payments include Bonus Credits paid under the Automatic Bonus Credit Rider for purposes of assessing the withdrawal charge. As such, Bonus Credits are subject to withdrawal charges on the same basis as Purchase Payments in the event of a full or partial withdrawal of any such Bonus Credits. Each Purchase Payment you make is considered to have a certain "age," depending on the length of time since the Purchase Payment or Bonus Credit was effective. A Purchase Payment is "age one" in the year beginning on the date the Purchase Payment or Bonus Credit is received by the Company and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:

                  PURCHASE PAYMENT OR           WITHDRAWAL
              BONUS CREDIT AGE (IN YEARS)         CHARGE
            ------------------------------------------------
                           1                         7%
                           2                         7%
                           3                         6%
                           4                         5%
                           5                         4%
                           6                         3%
                           7                         2%
                       8 and over                    0%
            ------------------------------------------------

      The amount of the total withdrawal charges assessed against your Contract will never exceed 7% of Purchase Payments and Bonus Credits paid under the Contract. In addition, no withdrawal charge will be assessed upon: (1) payment of death benefit proceeds, or (2) annuity options that provide for payments for life, or a period of at least seven years. See "Contingent Deferred Sales Charge."

      MORTALITY AND EXPENSE RISK CHARGE. The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 0.60%, on an annual basis, of each Subaccount's average daily net assets. If you are subject to mortality and expense risk charge above the minimum charge, the Company deducts the excess amount from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value, as set forth in the table below.

--------------------------------------------------------------------------------
                                                            ANNUAL MORTALITY AND
CONTRACT VALUE                                              EXPENSE RISK CHARGE
--------------------------------------------------------------------------------
Less than $25,000                                                  0.85%
At least $25,000 but less than $100,000                            0.70%
$100,000 or more                                                   0.60%
--------------------------------------------------------------------------------

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                                        8

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These amounts are also deducted during the Annuity Period. Under Options 5 and
6, the mortality and expense risk charge is calculated and deducted as described above. However, the mortality and expense risk charge is 1.25%, on an annual basis, under Options 1 through 4, 7 and 8, in lieu of the amounts set forth above, and is deducted daily. See "Mortality and Expense Risk Charge."

      OPTIONAL RIDER CHARGES. The Company deducts a monthly charge from Contract Value for certain riders that may be elected by the Owner. The amount of the charge is equal to a percentage, on an annual basis, of your Contract Value. The Company generally will deduct the monthly rider charge from Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect one of Annuity Options 1 through 4, 7 or 8 and will deduct the monthly rider charge for the life of the Contract if you elect Annuity Option 5 or 6. The charge for the Extra Credit Rider, however, is deducted only during the seven-year period beginning on the Contract Date.


      For information on rider charges, please see "Optional Rider Expenses" in the Expense Table.


      ADMINISTRATION CHARGE. The Company deducts a daily administration charge equal to an annual rate of 0.15% of each Subaccount's average daily net assets. See "Administration Charge."

      ACCOUNT ADMINISTRATION CHARGE. The Company deducts an account administration charge of $30.00 at each Contract Anniversary. The Company will waive the charge if your Contract Value is $50,000 or more on the date the charge is to be deducted. See "Account Administration Charge."

      PREMIUM TAX CHARGE. The Company assesses a premium tax charge to reimburse itself for any premium taxes that it incurs with respect to this Contract. This charge will usually be deducted on the Annuity Start Date or upon a full or partial withdrawal if a premium tax was incurred by the Company and is not refundable. Currently, in Maine and Wyoming the Company deducts the premium tax from Purchase Payments applied to a Non-Qualified Plan. The Company reserves the right to deduct such taxes when due or anytime thereafter. Premium tax rates currently range from 0% to 3.5%. See "Premium Tax Charge."

      LOAN INTEREST CHARGE. The Company charges an effective annual interest rate on a loan that will never be greater than an amount equal to the Guaranteed Rate plus 2.5% and plus the total charges for riders you have selected. The Company also will credit the amount in the Loan Account with an effective annual interest rate equal to the Guaranteed Rate. After offsetting interest credited at the Guaranteed Rate, the net cost of a loan is the interest rate charged by the Company less the amount of the Guaranteed Rate. Thus, the highest net cost of a loan you may be charged is 2.5%, plus the amount of any applicable rider charges.

      OTHER EXPENSES. Investment advisory fees and operating expenses of each Underlying Fund are paid by the Underlying Fund and are reflected in the net asset value of its shares. The Owner indirectly bears a pro rata portion of such fees and expenses. See the prospectuses for the Underlying Funds for more information about Underlying Fund expenses.

     The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See "Tax Status of Security Benefit and the Separate Account" and "Charge for Security Benefit Taxes."

TAX-FREE EXCHANGES -- You can generally exchange one contract for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this Prospectus, you might have to pay a withdrawal charge and tax, including a possible penalty tax, on your old contract, there will be a new withdrawal charge period for this Contract, other charges may be higher (or lower) and the benefits may be different. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Contract (that person will generally earn a commission if you buy this Contract through an exchange or otherwise). IF YOU CONTEMPLATE SUCH AN EXCHANGE, YOU SHOULD CONSULT A TAX ADVISER TO DISCUSS THE POTENTIAL TAX EFFECTS OF SUCH A TRANSACTION.

      The IRS has ruled that a partial exchange may also be effected on a tax free basis. However, under certain circumstances, recognition of the gain may be triggered by a distribution from the Contract within one year of the exchange. Please see your tax adviser for further information.

CONTACTING SECURITY BENEFIT -- You should direct all written requests, notices, and forms required by the Contract, and any questions or inquiries to the Company, P.O. Box 750497, Topeka, Kansas 66675-0497 or by phone by calling 1-800-888-2461.

--------------------------------------------------------------------------------
                                        9

--------------------------------------------------------------------------------

EXPENSE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

--------------------------------------------------------------------------------

CONTRACT OWNER TRANSACTION EXPENSES are fees and expenses that you will pay when you purchase the Contract or make withdrawals from the Contract. The information below does not reflect state premium taxes (which currently range from 0% to 3.5%), which may be applicable to your Contract. During the Annuity Period, the Company may impose different fees and expenses not reflected in the following tables or Example. See "Mortality and Expense Risk Charge."

-------------------------------------------------------------------------------------------------------------------
   Sales Load on Purchase Payments                                                                         None
-------------------------------------------------------------------------------------------------------------------
   Deferred Sales Charge (as a percentage of amount withdrawn attributable to Purchase Payments)           7%(1)
-------------------------------------------------------------------------------------------------------------------
   Transfer Fee (per transfer)                                                                             None
-------------------------------------------------------------------------------------------------------------------
PERIODIC EXPENSES are fees and expenses that you will pay periodically during the time that you own the Contract, not including fees and expenses of the Underlying Funds.
-------------------------------------------------------------------------------------------------------------------
   Account Administration Charge                                                                           $30(2)
-------------------------------------------------------------------------------------------------------------------
   Net Loan Interest Charge(3)                                                                             2.5%
-------------------------------------------------------------------------------------------------------------------
   Separate Account Annual Expenses (as a percentage of average Subaccount daily net assets)
-------------------------------------------------------------------------------------------------------------------
      Annual Mortality and Expense Risk Charge                                                             0.85%(4)
-------------------------------------------------------------------------------------------------------------------
      Annual Administration Charge                                                                         0.15%
-------------------------------------------------------------------------------------------------------------------
      Maximum Annual Charge for Optional Riders                                                            2.00%(5)
-------------------------------------------------------------------------------------------------------------------
      Total Separate Account Annual Expenses                                                               3.00%
-------------------------------------------------------------------------------------------------------------------

(1) The amount of the contingent deferred sales charge is determined by reference to how long your Purchase Payments or Bonus Credits have been held under the Contract. A free withdrawal is available in each Contract Year equal to (1) 10% of Purchase Payments, excluding any Credit Enhancements and/or Bonus Credits, in the first Contract Year, and (2) 10% of Contract Value as of the first Valuation Date of the Contract Year in each subsequent Contract Year. See "Full and Partial Withdrawals" and "Contingent Deferred Sales Charge" for more information.

(2) An account administration charge of $30 is deducted at each Contract Anniversary, and a pro rata account administration charge is deducted: (1) upon full withdrawal of Contract Value; (2) upon the Annuity Start Date if one of Annuity Options 1 through 4, 7 or 8 is elected; and (3) upon payment of a death benefit. The account administration charge will be waived if your Contract Value is $50,000 or more upon the date it is to be deducted.

(3) The net loan cost equals the difference between the amount of interest the Company charges you for a loan (the Guaranteed Rate plus 2.5% and plus the amount of total rider charges) and the amount of interest the Company credits to the Loan Account, which is credited at the Guaranteed Rate. The highest net cost of a loan is 2.5%, plus the amount of any applicable rider charges.

(4) The mortality and expense risk charge is reduced for larger Contract Values as follows: Less than $25,000 - 0.85%; At least $25,000 but less than $100,000 - 0.70%; $100,000 or more - 0.60%. Any mortality and expense risk charge above the minimum charge of 0.60% is deducted from your Contract Value on a monthly basis. During the Annuity Period, the mortality and expense risk charge under Option 5 and 6 is calculated and deducted in the same manner. However, the annual mortality and expense risk charge is 1.25% for Annuity Options 1 through 4, 7 and 8, in lieu of the amounts described above, and is deducted daily. See the discussion under "Mortality and Expense Risk Charge."

(5) If you purchase any optional riders, the charge will be deducted from your Contract Value. (See the applicable rider charges in the table below.) Total rider charges cannot exceed 2.00% of Contract Value (1.00% for Contracts issued prior to June 19, 2006 with a 0-Year Alternate Withdrawal Charge Rider).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OPTIONAL RIDER EXPENSES (as a percentage of Contract Value)
--------------------------------------------------------------------------------

                                                                                          ANNUAL
                                                                             RATE(1)   RIDER CHARGE
---------------------------------------------------------------------------------------------------
                RIDERS AVAILABLE FOR PURCHASE WITH THE CONTRACT:
---------------------------------------------------------------------------------------------------
Annual Stepped Up Death Benefit                                                ---        0.20%
---------------------------------------------------------------------------------------------------
Extra Credit(2)                                                                4%         0.55%
---------------------------------------------------------------------------------------------------
Waiver of Withdrawal Charge                                                    ---        0.05%
---------------------------------------------------------------------------------------------------
Alternate Withdrawal Charge(3)                                               0-Year       0.70%
                                                                             4-Year       0.60%(4)
---------------------------------------------------------------------------------------------------
          RIDERS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010:
---------------------------------------------------------------------------------------------------
Guaranteed Lifetime Withdrawal Benefit   (One Covered Person)                  ---        0.85%(5)
                                         (Two Covered Persons)                 ---        1.25%(5)
---------------------------------------------------------------------------------------------------
Guaranteed Minimum Income Benefit                                              3%         0.15%
                                                                               5%         0.30%
---------------------------------------------------------------------------------------------------
6% Dollar for Dollar Guaranteed Minimum Income Benefit                         6%         0.60%
---------------------------------------------------------------------------------------------------
Guaranteed Growth Death Benefit                                                3%         0.10%
                                                                               5%         0.20%
                                                                               6%(6)      0.25%
                                                                               7%(6)      0.30%
---------------------------------------------------------------------------------------------------
Combined Annual Stepped Up and Guaranteed Growth Death Benefit                 5%         0.25%
---------------------------------------------------------------------------------------------------
Enhanced Death Benefit                                                         ---        0.25%
---------------------------------------------------------------------------------------------------
Combined Enhanced and Annual Stepped Up Death Benefit                          ---        0.35%
---------------------------------------------------------------------------------------------------
Combined Enhanced and Guaranteed Growth Death Benefit                          5%         0.35%
---------------------------------------------------------------------------------------------------
Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit       5%         0.40%
---------------------------------------------------------------------------------------------------
6% Dollar for Dollar Guaranteed Minimum Income
Benefit and Guaranteed Minimum Death Benefit                                   6%         0.85%
---------------------------------------------------------------------------------------------------
Guaranteed Minimum Withdrawal Benefit                                          ---        0.45%(7)
---------------------------------------------------------------------------------------------------
Total Protection                                                               ---        0.85%(8)
---------------------------------------------------------------------------------------------------
Extra Credit(2)                                                                3%         0.40%
                                                                               5%         0.70%
---------------------------------------------------------------------------------------------------

(1) Rate refers to the applicable interest rate for the Guaranteed Minimum Income Benefit Rider, the 6% Dollar for Dollar Guaranteed Minimum Income Benefit Rider, the Guaranteed Growth Death Benefit Rider, the Combined Annual Stepped Up and Guaranteed Growth Death Benefit Rider, the Combined Enhanced and Guaranteed Growth Death Benefit Rider, the Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit Rider, and the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Rider, the applicable Credit Enhancement rate for the Extra Credit Rider and the applicable withdrawal charge schedule for the Alternate Withdrawal Charge Rider.

(2) The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.

(3) If the 4-Year Alternate Withdrawal Charge Rider has not been approved in a state, a 3-Year Alternate Withdrawal Charge Rider is available for a charge of 0.40%. See "Alternate Withdrawal Charge."

(4) The charge for the 4-year Alternate Withdrawal Charge Rider is 0.60% if the Company issues your Rider on or after January 1, 2005. However, if the Company issued your Rider prior to that date, the charge is 0.55%.

(5) The Company will deduct the charge for this rider until the earlier of termination of the rider or the date your Contract Value is reduced to zero.

(6)   Not available to Texas residents.

(7) The Company may increase the rider charge for the Guaranteed Minimum Withdrawal Benefit Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.10% on an annual basis. Please see the discussion under "Guaranteed Minimum Withdrawal Benefit" in Appendix C - Riders Available for Purchase Only Prior to February 1, 2010. The current charge for the rider is used in calculating the maximum rider charge of 2.00% of Contract Value (1.00% for Contracts issued prior to June 19, 2006 with a 0-Year Alternate Withdrawal Charge Rider).

(8) The Company may increase the rider charge for the Total Protection Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.45% on an annual basis. Please see the discussion under "Total Protection" in Appendix C - Riders Available for Purchase Only Prior to February 1, 2010. The current charge for the rider is used in calculating the maximum rider charge of 2.00% of Contract Value (1.00% for Contracts issued prior to June 19, 2006 with a 0-Year Alternate Withdrawal Charge Rider).
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------

The table below shows the minimum and maximum total operating expenses charged by the Underlying Funds. You will pay the expenses of the Underlying Funds corresponding to the Subaccounts in which you invest during the time that you own the Contract. More detail concerning each Underlying Fund's fees and expenses is contained in its prospectus.


--------------------------------------------------------------------------------
                                                          MINIMUM     MAXIMUM
--------------------------------------------------------------------------------
Total Annual Underlying Fund Operating Expenses(1)         0.67%      4.07%(2)
--------------------------------------------------------------------------------

(1) Expenses deducted from Underlying Fund assets include management fees, distribution (12b-1) fees, service fees and other expenses. The maximum expenses above represent the total annual operating expenses of that Underlying Fund with the highest total operating expenses for the period ended December 31, 2009, and the minimum expenses represent the total annual operating expenses of that Underlying Fund with the lowest total operating expenses for the period ended December 31, 2009. The Total Annual Fund Operating Expenses do not take into account any voluntary or contractual expense waivers or reimbursements. Current and future total operating expenses of the Underlying Funds could be higher or lower than those shown in the table.

(2) The actual minimum and maximum Total Annual Underlying Fund Operating Expenses for the period ended December 31, 2009 after taking into account any contractual expense waivers and/or reimbursements were 0.67% and 4.07%, respectively.
--------------------------------------------------------------------------------

EXAMPLE -- This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, the account administration charge, separate account annual expenses (including a maximum rider charge of 2.00%) and Underlying Fund fees and expenses but do not include state premium taxes, which may be applicable to your Contract.

      The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expense of the Contract and any of the Underlying Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------------
                                                            1        3        5       10
                                                          YEAR     YEARS    YEARS    YEARS
------------------------------------------------------------------------------------------
If you surrender your Contract at the
end of the applicable time period                        $1,324   $2,572   $3,691   $6,390
------------------------------------------------------------------------------------------
If you do not surrender or you annuitize your Contract      701    2,061    3,364    6,390
------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------

CONDENSED FINANCIAL INFORMATION

      The following condensed financial information presents accumulation unit values and ending accumulation units outstanding for each Subaccount for each of the following periods ended December 31.


-------------------------------------------------------------------------------------------------------------------------
                                                                             ACCUMULATION UNIT VALUE
                                                                             -----------------------      ACCUMULATION
                                                                              BEGINNING     END OF      UNITS OUTSTANDING
                    SUBACCOUNT                                   YEAR         OF PERIOD     PERIOD      AT END OF PERIOD
-------------------------------------------------------------------------------------------------------------------------
                                                               2009          $     6.37     $   7.97          217,099
                                                               ----------------------------------------------------------
American Century VP Mid Cap Value(6)                           2008                8.76         6.37          265,249
                                                               ----------------------------------------------------------
                                                               2007               10.00         8.76           65,248
-------------------------------------------------------------------------------------------------------------------------
                                                               2009                7.37         9.55        1,267,308
                                                               ----------------------------------------------------------
                                                               2008               13.11         7.37        1,145,531
                                                               ----------------------------------------------------------
                                                               2007               11.27        13.11        1,344,652
                                                               ----------------------------------------------------------
American Century VP Ultra(R)                                   2006(3,4)          12.11        11.27        1,295,982
                                                               ----------------------------------------------------------
                                                               2005               12.33        12.11        1,119,094
                                                               ----------------------------------------------------------
                                                               2004(2)            11.57        12.33          271,402
                                                               ----------------------------------------------------------
                                                               2003               10.00        11.57           61,800
-------------------------------------------------------------------------------------------------------------------------
                                                               2009               10.01        11.54        1,625,695
                                                               ----------------------------------------------------------
                                                               2008               14.19        10.01        1,865,723
                                                               ----------------------------------------------------------
                                                               2007               15.56        14.19        1,785,939
                                                               ----------------------------------------------------------
American Century VP Value                                      2006(3,4)          13.64        15.56        1,543,792
                                                               ----------------------------------------------------------
                                                               2005               13.50        13.64          877,541
                                                               ----------------------------------------------------------
                                                               2004(2)            12.28        13.50          260,569
                                                               ----------------------------------------------------------
                                                               2003               10.00        12.28           33,285
-------------------------------------------------------------------------------------------------------------------------
                                                               2009                7.90         8.97          659,990
Dent Strategic Portfolio(7)                                    ----------------------------------------------------------
                                                               2008               10.00         7.90          845,186
-------------------------------------------------------------------------------------------------------------------------
                                                               2009                6.33         9.57        1,147,876
                                                               ----------------------------------------------------------
                                                               2008               11.18         6.33          679,065
                                                               ----------------------------------------------------------
                                                               2007               10.14        11.18          479,769
                                                               ----------------------------------------------------------
Dreyfus IP Technology Growth                                   2006(3,4)          10.12        10.14          130,694
                                                               ----------------------------------------------------------
                                                               2005               10.15        10.12           74,365
                                                               ----------------------------------------------------------
                                                               2004(2)            10.00        10.15           36,497
-------------------------------------------------------------------------------------------------------------------------
                                                               2009                8.60        10.82        1,774,623
                                                               ----------------------------------------------------------
                                                               2008               14.28         8.60        1,638,415
                                                               ----------------------------------------------------------
                                                               2007               14.27        14.28        1,855,787
                                                               ----------------------------------------------------------
Dreyfus VIF International Value                                2006(3,4)          12.10        14.27        1,894,749
                                                               ----------------------------------------------------------
                                                               2005               11.25        12.10        1,448,082
                                                               ----------------------------------------------------------
                                                               2004(2)            10.00        11.25          706,250
-------------------------------------------------------------------------------------------------------------------------
                                                               2009                6.47         8.45        1,997,967
                                                               ----------------------------------------------------------
Franklin Income Securities(6)                                  2008                9.55         6.47        1,826,647
                                                               ----------------------------------------------------------
                                                               2007               10.00         9.55        2,297,843
-------------------------------------------------------------------------------------------------------------------------
                                                               2009                5.67         7.06          410,433
                                                               ----------------------------------------------------------
Franklin Small Cap Value Securities(6)                         2008                8.79         5.67          478,229
                                                               ----------------------------------------------------------
                                                               2007               10.00         8.79          177,104
-------------------------------------------------------------------------------------------------------------------------
                                                               2009                6.50         8.14          430,177
Franklin Templeton VIP Founding Funds Allocation(7)            ----------------------------------------------------------
                                                               2008               10.00         6.50           82,062
-------------------------------------------------------------------------------------------------------------------------
                                                               2009                6.82         9.70          784,923
                                                               ----------------------------------------------------------
                                                               2008               14.71         6.82          511,723
                                                               ----------------------------------------------------------
                                                               2007               15.07        14.71          690,276
                                                               ----------------------------------------------------------
Invesco V.I. Basic Value                                       2006(3,4)          13.85        15.07          631,977
(formerly AIM V.I. Basic Value)                                ----------------------------------------------------------
                                                               2005               13.64        13.85          408,342
                                                               ----------------------------------------------------------
                                                               2004(2)            12.77        13.64          317,491
                                                               ----------------------------------------------------------
                                                               2003               10.00        12.77           82,779
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                             ACCUMULATION UNIT VALUE
                                                                             -----------------------      ACCUMULATION
                                                                              BEGINNING     END OF      UNITS OUTSTANDING
                    SUBACCOUNT                                   YEAR         OF PERIOD     PERIOD      AT END OF PERIOD
-------------------------------------------------------------------------------------------------------------------------
                                                               2009                5.72         7.82          633,842
                                                               ----------------------------------------------------------
                                                               2008               11.23         5.72          851,741
Invesco V.I. Capital Development                               ----------------------------------------------------------
(formerly AIM V.I. Capital Development)                        2007               10.55        11.23          979,487
                                                               ----------------------------------------------------------
                                                               2006(3,4)          10.00        10.55          366,210
-------------------------------------------------------------------------------------------------------------------------
                                                               2009                9.43        11.60          775,834
                                                               ----------------------------------------------------------
                                                               2008               13.72         9.43          817,220
                                                               ----------------------------------------------------------
                                                               2007               12.74        13.72          509,166
                                                               ----------------------------------------------------------
Invesco V.I. Global Health Care                                2006(3,4)          12.56        12.74          330,130
(formerly AIM V.I. Global Health Care)                         ----------------------------------------------------------
                                                               2005               12.06        12.56          172,405
                                                               ----------------------------------------------------------
                                                               2004(2)            11.64        12.06          116,719
                                                               ----------------------------------------------------------
                                                               2003               10.00        11.64           32,710
-------------------------------------------------------------------------------------------------------------------------
                                                               2009               12.35        15.65        1,133,602
                                                               ----------------------------------------------------------
                                                               2008               23.17        12.35        1,271,449
                                                               ----------------------------------------------------------
                                                               2007               25.47        23.17        1,336,969
                                                               ----------------------------------------------------------
Invesco V.I. Global Real Estate                                2006(3,4)          18.54        25.47        1,443,163
(formerly AIM V.I. Global Real Estate)                         ----------------------------------------------------------
                                                               2005               16.85        18.54          849,659
                                                               ----------------------------------------------------------
                                                               2004(2)            12.81        16.85          460,520
                                                               ----------------------------------------------------------
                                                               2003               10.00        12.81          111,342
-------------------------------------------------------------------------------------------------------------------------
                                                               2009               10.23        13.30        2,878,412
                                                               ----------------------------------------------------------
                                                               2008               17.87        10.23        2,737,717
                                                               ----------------------------------------------------------
                                                               2007               16.21        17.87        3,263,735
                                                               ----------------------------------------------------------
Invesco V.I. International Growth                              2006(3,4)          13.16        16.21        2,335,721
(formerly AIM V.I. International Growth)                       ----------------------------------------------------------
                                                               2005               11.61        13.16          584,632
                                                               ----------------------------------------------------------
                                                               2004(2)            10.00        11.61          121,624
-------------------------------------------------------------------------------------------------------------------------
                                                               2009               10.71        13.40          870,448
                                                               ----------------------------------------------------------
                                                               2008               15.59        10.71          882,417
                                                               ----------------------------------------------------------
                                                               2007               14.82        15.59          606,376
                                                               ----------------------------------------------------------
Invesco V.I. Mid Cap Core Equity                               2006(3,4)          13.86        14.82          290,337
(formerly AIM V.I. Mid Cap Core Equity)                        ----------------------------------------------------------
                                                               2005               13.41        13.86          231,774
                                                               ----------------------------------------------------------
                                                               2004(2)            12.26        13.41          110,873
                                                               ----------------------------------------------------------
                                                               2003               10.00        12.26           33,968
-------------------------------------------------------------------------------------------------------------------------
                                                               2009                5.79         8.06        2,282,077
                                                               ----------------------------------------------------------
Janus Aspen Enterprise(6)                                      2008               10.71         5.79        2,489,134
                                                               ----------------------------------------------------------
                                                               2007               10.00        10.71        3,589,215
-------------------------------------------------------------------------------------------------------------------------
                                                               2009                5.96         7.03           71,711
                                                               ----------------------------------------------------------
Janus Aspen INTECH Risk-Managed Core(6,12)                     2008                9.70         5.96           76,000
                                                               ----------------------------------------------------------
                                                               2007               10.00         9.70           45,970
-------------------------------------------------------------------------------------------------------------------------
                                                               2009                5.96         7.80        2,457,922
                                                               ----------------------------------------------------------
Janus Aspen Janus Portfolio(6)                                 2008               10.28         5.96        2,625,949
                                                               ----------------------------------------------------------
                                                               2007               10.00        10.28        1,005,517
-------------------------------------------------------------------------------------------------------------------------
                                                               2009                5.75         7.43        2,001,388
                                                               ----------------------------------------------------------
Legg Mason ClearBridge Variable Aggressive Growth              2008               10.04         5.75        2,277,332
(formerly Legg Mason Partners Variable Aggressive              ----------------------------------------------------------
Growth)                                                        2007               10.39        10.04        1,166,382
                                                               ----------------------------------------------------------
                                                               2006(3,4)          10.00        10.39          781,952
-------------------------------------------------------------------------------------------------------------------------
                                                               2009                6.02         8.28          440,544
                                                               ----------------------------------------------------------
Legg Mason ClearBridge Variable Small Cap Growth               2008               10.54         6.02          683,553
(formerly Legg Mason Partners Variable Small Cap               ----------------------------------------------------------
Growth)                                                        2007                9.96        10.54          128,684
                                                               ----------------------------------------------------------
                                                               2006(3,4)          10.00         9.96           19,494
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

                                                                             ACCUMULATION UNIT VALUE
                                                                             -----------------------      ACCUMULATION
                                                                              BEGINNING     END OF      UNITS OUTSTANDING
                    SUBACCOUNT                                   YEAR         OF PERIOD     PERIOD      AT END OF PERIOD
-------------------------------------------------------------------------------------------------------------------------
                                                               2009                6.24         9.31          386,962
Legg Mason Western Asset Variable Global                       ----------------------------------------------------------
High Yield Bond(6) (formerly Legg Mason Partners               2008                9.38         6.24          133,888
Variable Global High Yield Bond)                               ----------------------------------------------------------
                                                               2007               10.00         9.38           54,439
-------------------------------------------------------------------------------------------------------------------------
                                                               2009                6.80         8.55        1,116,789
                                                               ----------------------------------------------------------
                                                               2008               12.28         6.80        1,638,751
MFS(R) VIT Research International                              ----------------------------------------------------------
                                                               2007               11.34        12.28        1,631,567
                                                               ----------------------------------------------------------
                                                               2006(3,4)          10.00        11.34          792,621
-------------------------------------------------------------------------------------------------------------------------
                                                               2009                7.97         9.04        4,846,698
                                                               ----------------------------------------------------------
                                                               2008               10.65         7.97        4,787,201
MFS(R) VIT Total Return                                        ----------------------------------------------------------
                                                               2007               10.64        10.65        3,715,419
                                                               ----------------------------------------------------------
                                                               2006(3,4)          10.00        10.64        3,213,939
-------------------------------------------------------------------------------------------------------------------------
                                                               2009                9.07        11.61        2,237,966
                                                               ----------------------------------------------------------
                                                               2008               15.15         9.07        2,297,609
MFS(R) VIT Utilities                                           ----------------------------------------------------------
                                                               2007               12.33        15.15        2,670,849
                                                               ----------------------------------------------------------
                                                               2006(3,4)          10.00        12.33          914,818
-------------------------------------------------------------------------------------------------------------------------
                                                               2009                6.89         8.18        2,698,458
                                                               ----------------------------------------------------------
Mutual Global Discovery Securities(6)                          2008               10.00         6.89        2,276,826
                                                               ----------------------------------------------------------
                                                               2007               10.00        10.00        2,557,390
-------------------------------------------------------------------------------------------------------------------------
                                                               2009                9.82        12.42          413,731
                                                               ----------------------------------------------------------
                                                               2008               16.83         9.82          406,713
Neuberger Berman AMT Socially Responsive(5)                    ----------------------------------------------------------
                                                               2007               16.28        16.83          350,641
                                                               ----------------------------------------------------------
                                                               2006(3,4)          10.00        16.28          184,584
-------------------------------------------------------------------------------------------------------------------------
                                                               2009                5.86         6.15        1,763,138
                                                               ----------------------------------------------------------
Oppenheimer Core Bond Fund/VA(6)                               2008                9.98         5.86        3,670,686
                                                               ----------------------------------------------------------
                                                               2007               10.00         9.98        1,678,227
-------------------------------------------------------------------------------------------------------------------------
                                                               2009               10.32        13.61          527,901
                                                               ----------------------------------------------------------
                                                               2008               17.28        10.32          602,452
                                                               ----------------------------------------------------------
                                                               2007               18.20        17.28          722,144
                                                               ----------------------------------------------------------
Oppenheimer Main Street Small Cap Fund(R)/VA                   2006(3,4)          16.48        18.20          592,722
                                                               ----------------------------------------------------------
                                                               2005               13.59        16.48          313,521'
                                                               ----------------------------------------------------------
                                                               2004(2)            13.58        13.59          154,844
                                                               ----------------------------------------------------------
                                                               2003               10.00        13.58           34,851
-------------------------------------------------------------------------------------------------------------------------
                                                               2009               10.12        11.85        1,826,459
                                                               ----------------------------------------------------------
                                                               2008               12.49        10.12        1,761,722
                                                               ----------------------------------------------------------
                                                               2007               11.97        12.49        1,439,331
                                                               ----------------------------------------------------------
PIMCO VIT All Asset                                            2006(3,4)          11.87        11.97        1,264,392
                                                               ----------------------------------------------------------
                                                               2005               11.60        11.87          883,668
                                                               ----------------------------------------------------------
                                                               2004(2)            10.81        11.60          389,040
                                                               ----------------------------------------------------------
                                                               2003               10.00        10.81           91,895
-------------------------------------------------------------------------------------------------------------------------
                                                               2009                6.54         8.92        1,255,528
                                                               ----------------------------------------------------------
                                                               2008               12.09         6.54          954,459
PIMCO VIT CommodityRealReturn Strategy                         ----------------------------------------------------------
                                                               2007               10.18        12.09          453,091
                                                               ----------------------------------------------------------
                                                               2006(3,4)          10.00        10.18          153,470
-------------------------------------------------------------------------------------------------------------------------
                                                               2009                8.21        10.32          493,201
                                                               ----------------------------------------------------------
PIMCO VIT Emerging Markets Bond(6)                             2008                9.99         8.21          325,524
                                                               ----------------------------------------------------------
                                                               2007               10.00         9.99           95,557
-------------------------------------------------------------------------------------------------------------------------
                                                               2009                9.35        10.41        1,974,581
                                                               ----------------------------------------------------------
                                                               2008                9.94         9.35        2,187,563
PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)                    ----------------------------------------------------------
                                                               2007                9.96         9.94        1,403,874
                                                               ----------------------------------------------------------
                                                               2006(3,4)          10.00         9.96          677,587
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                             ACCUMULATION UNIT VALUE
                                                                             -----------------------      ACCUMULATION
                                                                              BEGINNING     END OF      UNITS OUTSTANDING
                    SUBACCOUNT                                   YEAR         OF PERIOD     PERIOD      AT END OF PERIOD
-------------------------------------------------------------------------------------------------------------------------
                                                               2009                9.32        10.17        3,581,524
                                                               ----------------------------------------------------------
                                                               2008                9.72         9.32        3,252,805
                                                               ----------------------------------------------------------
                                                               2007                9.40         9.72        2,411,950
                                                               ----------------------------------------------------------
PIMCO VIT Low Duration                                         2006(3,4)           9.38         9.40        2,354,587
                                                               ----------------------------------------------------------
                                                               2005                9.64         9.38        1,644,739
                                                               ----------------------------------------------------------
                                                               2004(2)             9.83         9.64        1,136,486
                                                               ----------------------------------------------------------
                                                               2003               10.00         9.83          778,084
-------------------------------------------------------------------------------------------------------------------------
                                                               2009                9.93        11.32        6,032,661
                                                               ----------------------------------------------------------
                                                               2008               11.09         9.93        6,385,955
                                                               ----------------------------------------------------------
                                                               2007               10.41        11.09        5,381,914
                                                               ----------------------------------------------------------
PIMCO VIT Real Return                                          2006(3,4)          10.72        10.41        4,477,341
                                                               ----------------------------------------------------------
                                                               2005               10.91        10.72        3,581,337
                                                               ----------------------------------------------------------
                                                               2004(2)            10.40        10.91        1,308,272
                                                               ----------------------------------------------------------
                                                               2003               10.00        10.40          394,954
-------------------------------------------------------------------------------------------------------------------------
                                                               2009(10)            6.12          ---              ---
                                                               ----------------------------------------------------------
PIMCO VIT Small Cap StocksPLUS(R) TR(6)                        2008                9.42         6.12           44,501
                                                               ----------------------------------------------------------
                                                               2007               10.00         9.42           16,081
-------------------------------------------------------------------------------------------------------------------------
                                                               2009                5.88         8.95        1,517,342
                                                               ----------------------------------------------------------
                                                               2008               10.75         5.88        1,481,881
Royce Micro-Cap                                                ----------------------------------------------------------
                                                               2007               10.74        10.75        1,568,397
                                                               ----------------------------------------------------------
                                                               2006(3,4)          10.00        10.74          574,640
-------------------------------------------------------------------------------------------------------------------------
                                                               2009                7.10         8.10          641,154
                                                               ----------------------------------------------------------
Rydex | SGI VT All-Asset Aggressive Strategy(13)               2008                9.84         7.10          572,056
                                                               ----------------------------------------------------------
                                                               2007               10.00         9.84          235,157
-------------------------------------------------------------------------------------------------------------------------
                                                               2009                8.53         8.64          510,287
                                                               ----------------------------------------------------------
Rydex | SGI VT All-Asset Conservative Strategy(13)             2008                9.94         8.53          677,990
                                                               ----------------------------------------------------------
                                                               2007               10.00         9.94          196,589
-------------------------------------------------------------------------------------------------------------------------
                                                               2009                7.82         8.42        1,268,319
                                                               ----------------------------------------------------------
Rydex | SGI VT All-Asset Moderate Strategy(13)                 2008                9.85         7.82        1,576,489
                                                               ----------------------------------------------------------
                                                               2007               10.00         9.85          803,268
-------------------------------------------------------------------------------------------------------------------------
                                                               2009               10.35        12.69        1,238,967
                                                               ----------------------------------------------------------
                                                               2008               18.13        10.35        1,701,155
                                                               ----------------------------------------------------------
                                                               2007               15.34        18.13        1,625,367
                                                               ----------------------------------------------------------
Rydex | SGI VT All-Cap Opportunity(13)                         2006(3,4)          14.30        15.34        1,028,331
                                                               ----------------------------------------------------------
                                                               2005               13.05        14.30          473,402
                                                               ----------------------------------------------------------
                                                               2004(2)            12.24        13.05          217,441
                                                               ----------------------------------------------------------
                                                               2003               10.00        12.24           91,053
-------------------------------------------------------------------------------------------------------------------------
                                                               2009                8.09        10.37        4,210,335
                                                               ----------------------------------------------------------
                                                               2008               13.65         8.09        5,191,574
                                                               ----------------------------------------------------------
                                                               2007               13.78        13.65        5,553,053
                                                               ----------------------------------------------------------
                                                               2006(3,4)          12.04        13.78        4,739,451
                                                               ----------------------------------------------------------
Rydex | SGI VT All Cap Value(13)                               2005               12.05        12.04        3,510,406
                                                               ----------------------------------------------------------
                                                               2004(2)            10.93        12.05        1,944,876
                                                               ----------------------------------------------------------
                                                               2003                9.06        10.93        1,161,217
                                                               ----------------------------------------------------------
                                                               2002               10.87         9.06          803,419
                                                               ----------------------------------------------------------
                                                               2001(1)            11.09        10.87          287,273
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                             ACCUMULATION UNIT VALUE
                                                                             -----------------------      ACCUMULATION
                                                                              BEGINNING     END OF      UNITS OUTSTANDING
                    SUBACCOUNT                                   YEAR         OF PERIOD     PERIOD      AT END OF PERIOD
-------------------------------------------------------------------------------------------------------------------------
                                                               2009               10.09        12.63          778,100
                                                               ----------------------------------------------------------
                                                               2008               16.00        10.09        1,142,265
                                                               ----------------------------------------------------------
                                                               2007               14.06        16.00        1,423,905
                                                               ----------------------------------------------------------
Rydex | SGI VT Alpha Opportunity(13)                           2006(3,4)          12.90        14.06        1,090,542
                                                               ----------------------------------------------------------
                                                               2005               12.56        12.90          568,440
                                                               ----------------------------------------------------------
                                                               2004(2)            11.58        12.56          306,334
                                                               ----------------------------------------------------------
                                                               2003               10.00        11.58           68,970
-------------------------------------------------------------------------------------------------------------------------
                                                               2009                7.94         7.72          355,521
Rydex | SGI VT Alternative Strategies Allocation(13)           ----------------------------------------------------------
                                                               2008               10.00         7.94          349,384
-------------------------------------------------------------------------------------------------------------------------
                                                               2009                6.31         8.47        9,883,611
                                                               ----------------------------------------------------------
                                                               2008               11.51         6.31       11,140,926
Rydex | SGI VT CLS AdvisorOne Amerigo(13)                      ----------------------------------------------------------
                                                               2007               10.51        11.51        7,462,337
                                                               ----------------------------------------------------------
                                                               2006(3,4)          10.00        10.51        2,280,828
-------------------------------------------------------------------------------------------------------------------------
                                                               2009                7.08         8.35        2,805,885
                                                               ----------------------------------------------------------
                                                               2008               10.50         7.08        2,047,472
Rydex | SGI VT CLS AdvisorOne Clermont(13)                     ----------------------------------------------------------
                                                               2007               10.27        10.50        1,228,726
                                                               ----------------------------------------------------------
                                                               2006(3,4)          10.00        10.27          617,067
-------------------------------------------------------------------------------------------------------------------------
                                                               2009                7.10         8.19        5,406,096
                                                               ----------------------------------------------------------
                                                               2008               11.97         7.10        6,230,166
                                                               ----------------------------------------------------------
                                                               2007               11.41        11.97        7,055,806
                                                               ----------------------------------------------------------
                                                               2006(3,4)          10.10        11.41        5,808,728
                                                               ----------------------------------------------------------
Rydex | SGI VT Global(13)                                      2005                9.23        10.10        3,895,080
                                                               ----------------------------------------------------------
                                                               2004(2)             8.07         9.23        2,679,337
                                                               ----------------------------------------------------------
                                                               2003                5.84         8.07        2,234,390
                                                               ----------------------------------------------------------
                                                               2002                7.84         5.84          900,881
                                                               ----------------------------------------------------------
                                                               2001(1)             9.09         7.84          242,048
-------------------------------------------------------------------------------------------------------------------------
                                                               2009               15.93        26.50        2,863,552
                                                               ----------------------------------------------------------
                                                               2008               23.61        15.93        3,011,778
                                                               ----------------------------------------------------------
                                                               2007               24.02        23.61        2,497,382
                                                               ----------------------------------------------------------
                                                               2006(3,4)          22.43        24.02        1,808,474
                                                               ----------------------------------------------------------
Rydex | SGI VT High Yield(13)                                  2005               22.43        22.43        1,028,882
                                                               ----------------------------------------------------------
                                                               2004(2)            20.87        22.43          703,478
                                                               ----------------------------------------------------------
                                                               2003               17.80        20.87          627,384
                                                               ----------------------------------------------------------
                                                               2002               18.41        17.80          301,751
                                                               ----------------------------------------------------------
                                                               2001(1)            18.37        18.41           47,057
-------------------------------------------------------------------------------------------------------------------------
                                                               2009                6.30         7.88          202,373
Rydex | SGI VT International Opportunity(13)                   ----------------------------------------------------------
                                                               2008               10.00         6.30           33,947
-------------------------------------------------------------------------------------------------------------------------
                                                               2009                3.93         5.05        2,287,637
                                                               ----------------------------------------------------------
                                                               2008                6.48         3.93        2,721,398
                                                               ----------------------------------------------------------
                                                               2007                7.18         6.48        3,416,774
                                                               ----------------------------------------------------------
                                                               2006(3,4)           6.93         7.18        3,428,338
                                                               ----------------------------------------------------------
Rydex | SGI VT Large Cap Concentrated Growth(13)               2005                6.44         6.93          631,796
                                                               ----------------------------------------------------------
                                                               2004(2)             5.99         6.44          405,968
                                                               ----------------------------------------------------------
                                                               2003                5.28         5.99          314,857
                                                               ----------------------------------------------------------
                                                               2002                7.47         5.28          185,009
                                                               ----------------------------------------------------------
                                                               2001(1)             8.30         7.47          133,791
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                             ACCUMULATION UNIT VALUE
                                                                             -----------------------      ACCUMULATION
                                                                              BEGINNING     END OF     UNITS OUTSTANDING
                         SUBACCOUNT                              YEAR         OF PERIOD     PERIOD      AT END OF PERIOD
-------------------------------------------------------------------------------------------------------------------------
                                                               2009                3.95         4.94        1,033,381
                                                               ----------------------------------------------------------
                                                               2008                6.55         3.95          987,616
                                                               ----------------------------------------------------------
                                                               2007                7.15         6.55          858,829
                                                               ----------------------------------------------------------
                                                               2006(3,4)           6.58         7.15          899,214
                                                               ----------------------------------------------------------
Rydex | SGI VT Large Cap Core(13)                              2005                6.55         6.58          836,707
                                                               ----------------------------------------------------------
                                                               2004(2)             6.30         6.55          810,045
                                                               ----------------------------------------------------------
                                                               2003                5.38         6.30          758,144
                                                               ----------------------------------------------------------
                                                               2002                7.36         5.38          544,857
                                                               ----------------------------------------------------------
                                                               2001(1)             8.40         7.36          176,676
-------------------------------------------------------------------------------------------------------------------------
                                                               2009                6.72         8.18        3,845,174
                                                               ----------------------------------------------------------
                                                               2008               11.10         6.72        4,574,881
                                                               ----------------------------------------------------------
                                                               2007               10.89        11.10        5,656,618
                                                               ----------------------------------------------------------
                                                               2006(3,4)           9.27        10.89        2,858,672
                                                               ----------------------------------------------------------
Rydex | SGI VT Large Cap Value(13)                             2005                8.70         9.27        1,360,789
                                                               ----------------------------------------------------------
                                                               2004(2)             8.16         8.70        1,385,522
                                                               ----------------------------------------------------------
                                                               2003                6.57         8.16          931,853
                                                               ----------------------------------------------------------
                                                               2002                9.00         6.57          610,851
                                                               ----------------------------------------------------------
                                                               2001(1)             9.77         9.00          343,404
-------------------------------------------------------------------------------------------------------------------------
                                                               2009                7.52         9.10        2,968,371
                                                               ----------------------------------------------------------
                                                               2008               10.72         7.52        3,305,249
                                                               ----------------------------------------------------------
                                                               2007               10.50        10.72        3,255,413
                                                               ----------------------------------------------------------
                                                               2006(3,4)           9.73        10.50        2,164,609
                                                               ----------------------------------------------------------
Rydex | SGI VT Managed Asset Allocation(13)                    2005                9.68         9.73        1,580,984
                                                               ----------------------------------------------------------
                                                               2004(2)             9.07         9.68          892,862
                                                               ----------------------------------------------------------
                                                               2003                7.60         9.07          554,165
                                                               ----------------------------------------------------------
                                                               2002                8.74         7.60          252,528
                                                               ----------------------------------------------------------
                                                               2001(1)             9.47         8.74          103,760
-------------------------------------------------------------------------------------------------------------------------
                                                               2009                9.57         8.85          539,901
Rydex | SGI VT Managed Futures Strategy(13)                    ----------------------------------------------------------
                                                               2008               10.00         9.57          144,831
-------------------------------------------------------------------------------------------------------------------------
                                                               2009                4.74         6.57        2,746,373
                                                               ----------------------------------------------------------
                                                               2008                8.19         4.74        2,609,363
                                                               ----------------------------------------------------------
                                                               2007                9.50         8.19        2,787,849
                                                               ----------------------------------------------------------
                                                               2006(3,4)           9.40         9.50        3,258,276
                                                               ----------------------------------------------------------
Rydex | SGI VT Mid Cap Growth(13)                              2005                9.05         9.40        2,519,655
                                                               ----------------------------------------------------------
                                                               2004(2)             8.53         9.05        2,056,381
                                                               ----------------------------------------------------------
                                                               2003                5.67         8.53        1,569,313
                                                               ----------------------------------------------------------
                                                               2002                8.34         5.67        1,093,762
                                                               ----------------------------------------------------------
                                                               2001(1)             9.68         8.34          364,122
-------------------------------------------------------------------------------------------------------------------------
                                                               2009               15.28        21.18        3,977,304
                                                               ----------------------------------------------------------
                                                               2008               22.17        15.28        4,622,772
                                                               ----------------------------------------------------------
                                                               2007               22.61        22.17        5,160,000
                                                               ----------------------------------------------------------
                                                               2006(3,4)          20.47        22.61        4,861,962
                                                               ----------------------------------------------------------
Rydex | SGI VT Mid Cap Value(13)                               2005               18.28        20.47        3,156,522
                                                               ----------------------------------------------------------
                                                               2004(2)            14.95        18.28        1,847,663
                                                               ----------------------------------------------------------
                                                               2003               10.06        14.95        1,135,916
                                                               ----------------------------------------------------------
                                                               2002               12.16        10.06          798,428
                                                               ----------------------------------------------------------
                                                               2001(1)            11.13        12.16          292,715
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                             ACCUMULATION UNIT VALUE
                                                                             -----------------------      ACCUMULATION
                                                                              BEGINNING     END OF     UNITS OUTSTANDING
                         SUBACCOUNT                              YEAR         OF PERIOD     PERIOD      AT END OF PERIOD
-------------------------------------------------------------------------------------------------------------------------
                                                               2009                9.15         8.78        8,703,122
                                                               ----------------------------------------------------------
                                                               2008                9.30         9.15       14,212,905
                                                               ----------------------------------------------------------
                                                               2007                9.23         9.30        8,650,714
                                                               ----------------------------------------------------------
                                                               2006(3,4)           9.17         9.23        3,842,379
                                                               ----------------------------------------------------------
Rydex | SGI VT Money Market(13)                                2005                9.27         9.17        1,381,933
                                                               ----------------------------------------------------------
                                                               2004(2)             9.56         9.27          909,010
                                                               ----------------------------------------------------------
                                                               2003                9.87         9.56        1,177,714
                                                               ----------------------------------------------------------
                                                               2002               10.13         9.87          982,287
                                                               ----------------------------------------------------------
                                                               2001(1)            10.16        10.13          401,703
-------------------------------------------------------------------------------------------------------------------------
                                                               2009                7.63         7.10          698,927
                                                               ----------------------------------------------------------
Rydex | SGI VT Multi-Hedge Strategies(13)                      2008                9.74         7.63          500,182
                                                               ----------------------------------------------------------
                                                               2007               10.00         9.74          248,338
-------------------------------------------------------------------------------------------------------------------------
                                                               2009                3.52         4.59        1,631,523
                                                               ----------------------------------------------------------
                                                               2008                6.93         3.52        1,834,176
                                                               ----------------------------------------------------------
                                                               2007                6.81         6.93        2,378,940
                                                               ----------------------------------------------------------
                                                               2006(3,4)           6.73         6.81        2,451,178
                                                               ----------------------------------------------------------
Rydex | SGI VT Small Cap Growth(13)                            2005                6.49         6.73        1,834,999
                                                               ----------------------------------------------------------
                                                               2004(2)             5.75         6.49        1,453,650
                                                               ----------------------------------------------------------
                                                               2003                3.82         5.75        1,037,908
                                                               ----------------------------------------------------------
                                                               2002                5.40         3.82          652,170
                                                               ----------------------------------------------------------
                                                               2001(1)             7.14         5.40          234,506
-------------------------------------------------------------------------------------------------------------------------
                                                               2009               14.06        21.12        1,798,610
                                                               ----------------------------------------------------------
                                                               2008               23.77        14.06        1,956,814
                                                               ----------------------------------------------------------
                                                               2007               22.39        23.77        2,283,020
                                                               ----------------------------------------------------------
                                                               2006(3,4)          20.49        22.39        1,915,706
                                                               ----------------------------------------------------------
Rydex | SGI VT Small Cap Value(13)                             2005               18.58        20.49        1,350,837
                                                               ----------------------------------------------------------
                                                               2004(2)            16.02        18.58          757,314
                                                               ----------------------------------------------------------
                                                               2003               11.03        16.02          506,024
                                                               ----------------------------------------------------------
                                                               2002               12.30        11.03          319,542
                                                               ----------------------------------------------------------
                                                               2001(1)            10.29        12.30          164,868
-------------------------------------------------------------------------------------------------------------------------
                                                               2009                9.74        10.17        4,122,847
                                                               ----------------------------------------------------------
                                                               2008               11.08         9.74        2,818,981
                                                               ----------------------------------------------------------
                                                               2007               11.17        11.08        3,074,940
                                                               ----------------------------------------------------------
                                                               2006(3,4)          11.18        11.17        3,084,496
                                                               ----------------------------------------------------------
Rydex | SGI VT U.S. Intermediate Bond(13)                      2005               11.39        11.18        2,650,198
                                                               ----------------------------------------------------------
                                                               2004(2)            11.39        11.39        1,781,038
                                                               ----------------------------------------------------------
                                                               2003               11.46        11.39        1,281,255
                                                               ----------------------------------------------------------
                                                               2002               10.89        11.46        1,143,363
                                                               ----------------------------------------------------------
                                                               2001(1)            10.64        10.89          416,745
-------------------------------------------------------------------------------------------------------------------------
                                                               2009(9)             7.09          ---              ---
                                                               ----------------------------------------------------------
Rydex VT Hedged Equity(6)                                      2008                9.67         7.09          112,874
                                                               ----------------------------------------------------------
                                                               2007               10.00         9.67           58,176
-------------------------------------------------------------------------------------------------------------------------
                                                               2009                5.11         6.25           47,375
                                                               ----------------------------------------------------------
Rydex VT Multi-Cap Core Equity(6)                              2008                8.69         5.11           71,428
                                                               ----------------------------------------------------------
                                                               2007               10.00         8.69           10,187
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       19

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                             ACCUMULATION UNIT VALUE
                                                                             -----------------------      ACCUMULATION
                                                                              BEGINNING     END OF     UNITS OUTSTANDING
                         SUBACCOUNT                              YEAR         OF PERIOD     PERIOD      AT END OF PERIOD
-------------------------------------------------------------------------------------------------------------------------
                                                               2009                4.65         5.67        2,704,910
                                                               ----------------------------------------------------------
                                                               2008                7.73         4.65        2,958,393
                                                               ----------------------------------------------------------
                                                               2007                7.95         7.73        3,286,539
                                                               ----------------------------------------------------------
                                                               2006(3,4)           7.14         7.95        3,410,328
                                                               ----------------------------------------------------------
SBL Enhanced Index(11)                                         2005                7.06         7.14        1,069,058
                                                               ----------------------------------------------------------
                                                               2004(2)             6.67         7.06          819,933
                                                               ----------------------------------------------------------
                                                               2003                5.42         6.67          577,687
                                                               ----------------------------------------------------------
                                                               2002                7.31         5.42          237,774
                                                               ----------------------------------------------------------
                                                               2001(1)             8.47         7.31          192,600
-------------------------------------------------------------------------------------------------------------------------
                                                               2009                 ---          ---              ---
                                                               ----------------------------------------------------------
                                                               2008                 ---          ---              ---
                                                               ----------------------------------------------------------
                                                               2007                 ---          ---              ---
                                                               ----------------------------------------------------------
                                                               2006(3,4)           5.25          ---              ---
                                                               ----------------------------------------------------------
SBL Large Cap Growth                                           2005                5.28         5.25        1,709,215
                                                               ----------------------------------------------------------
                                                               2004(2)             5.31         5.28        1,314,055
                                                               ----------------------------------------------------------
                                                               2003                4.44         5.31        1,475,898
                                                               ----------------------------------------------------------
                                                               2002                6.33         4.44          829,448
                                                               ----------------------------------------------------------
                                                               2001(1)             7.39         6.33          180,104
-------------------------------------------------------------------------------------------------------------------------
                                                               2009                 ---          ---              ---
                                                               ----------------------------------------------------------
                                                               2008                 ---          ---              ---
                                                               ----------------------------------------------------------
                                                               2007                 ---          ---              ---
                                                               ----------------------------------------------------------
                                                               2006(3,4)          15.28          ---              ---
                                                               ----------------------------------------------------------
SBL Main Street Growth & Income(R)                             2005               15.06        15.28        1,056,362
                                                               ----------------------------------------------------------
                                                               2004(2)            14.38        15.06          759,040
                                                               ----------------------------------------------------------
                                                               2003               11.82        14.38          602,361
                                                               ----------------------------------------------------------
                                                               2002               15.21        11.82          355,261
                                                               ----------------------------------------------------------
                                                               2001(1)            17.05        15.21          142,304
-------------------------------------------------------------------------------------------------------------------------
                                                               2009                 ---          ---              ---
                                                               ----------------------------------------------------------
                                                               2008                 ---          ---              ---
                                                               ----------------------------------------------------------
                                                               2007                 ---          ---              ---
                                                               ----------------------------------------------------------
                                                               2006(3,4)           6.36          ---              ---
                                                               ----------------------------------------------------------
SBL Social Awareness                                           2005                6.29         6.36          362,512
                                                               ----------------------------------------------------------
                                                               2004(2)             6.21         6.29          338,586
                                                               ----------------------------------------------------------
                                                               2003                5.20         6.21          266,498
                                                               ----------------------------------------------------------
                                                               2002                6.02         5.20          209,531
                                                               ----------------------------------------------------------
                                                               2001(1)             8.02         6.02           65,355
-------------------------------------------------------------------------------------------------------------------------
                                                               2009                6.36         7.87        1,102,260
                                                               ----------------------------------------------------------
                                                               2008               10.29         6.36        1,291,516
Van Kampen LIT Comstock                                        ----------------------------------------------------------
                                                               2007               10.94        10.29        1,294,107
                                                               ----------------------------------------------------------
                                                               2006(3,4)          10.00        10.94          440,279
-------------------------------------------------------------------------------------------------------------------------
                                                               2009               10.13         9.84        5,252,757
                                                               ----------------------------------------------------------
                                                               2008               10.36        10.13        3,110,525
Van Kampen LIT Government                                      ----------------------------------------------------------
                                                               2007               10.05        10.36        4,641,561
                                                               ----------------------------------------------------------
                                                               2006(3,4)          10.00        10.05        2,145,045
-------------------------------------------------------------------------------------------------------------------------
                                                               2009                5.28         8.66        1,877,172
                                                               ----------------------------------------------------------
Van Kampen UIF Emerging Markets Equity(6)                      2008               12.68         5.28        1,205,324
                                                               ----------------------------------------------------------
                                                               2007               10.00        12.68          988,886
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       20

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                             ACCUMULATION UNIT VALUE
                                                                             -----------------------      ACCUMULATION
                                                                              BEGINNING     END OF     UNITS OUTSTANDING
                         SUBACCOUNT                              YEAR         OF PERIOD     PERIOD      AT END OF PERIOD
-------------------------------------------------------------------------------------------------------------------------
                                                               2009                7.95         9.38        1,638,561
                                                               ----------------------------------------------------------
                                                               2008               10.68         7.95        1,725,049
Van Kampen UIF Equity and Income                               ----------------------------------------------------------
                                                               2007               10.73        10.68        1,895,535
                                                               ----------------------------------------------------------
                                                               2006(3,4)          10.00        10.73          795,678
-------------------------------------------------------------------------------------------------------------------------

(1) For the period of January 12, 2001 (date of inception) through December 31, 2001.

(2) For the period of April 29, 2004 (date of inception) through December 31, 2004 for the Dreyfus IP Technology Growth, Dreyfus VIF International Value, and Invesco V.I. International Growth (formerly AIM V.I. International Growth) Subaccounts.

(3) For the period of March 13, 2006 (date of inception) through December 31, 2006 for the Invesco V.I. Capital Development (formerly AIM V.I. Capital Development), Legg Mason ClearBridge Variable Aggressive Growth (formerly Legg Mason Partners Variable Aggressive Growth), Legg Mason ClearBridge Variable Small Cap Growth (formerly Legg Mason Partners Variable Small Cap Growth), MFS(R) VIT Research International, MFS(R) VIT Total Return, MFS(R) VIT Utilities, PIMCO VIT CommodityRealReturn Strategy, PIMCO VIT Foreign Bond (U.S. Dollar-Hedged), Royce Micro-Cap, Rydex | SGI VT CLS AdvisorOne Amerigo (formerly RVT CLS AdvisorOne Amerigo), Rydex | SGI VT CLS AdvisorOne Clermont (formerly RVT CLS AdvisorOne Clermont), Van Kampen LIT Comstock, Van Kampen LIT Government, and Van Kampen UIF Equity and Income Subaccounts.

(4) On June 16, 2006 the funds underlying the SBL Large Cap Growth, SBL Main Street Growth and Income, and SBL Social Awareness Subaccounts were reorganized into SBL Fund Series Y (Select 25), SBL Fund Series H (Enhanced Index) and Neuberger Berman AMT Socially Responsive Portfolio, respectively, and Contract Value allocated to these Subaccounts on that date was transferred to the Rydex | SGI VT Large Cap Concentrated Growth (formerly SBL Select 25), SBL Enhanced Index and Neuberger Berman AMT Socially Responsive Subaccounts, respectively. Accordingly, there were no accumulation unit values or outstanding units on or after June 16, 2006 for these Subaccounts.

(5) Accumulation unit values and outstanding units for this Subaccount are for the period May 1, 2006 (the date first publicly offered) to December 31, 2006.

(6) Accumulation unit values and outstanding units for this Subaccount are for the period May 1, 2007 (the date first publicly offered) to December 31, 2007.

(7) Accumulation unit values and outstanding units for this Subaccount are for the period May 1, 2008 (the date first publicly offered) to December 31, 2008.

(8) Accumulation unit values and outstanding units for this Subaccount are for the period November 17, 2008 (the date first publicly offered) to December 31, 2008.

(9) Effective May 29, 2009, the Rydex Hedged Equity fund merged into the Rydex | SGI VT Multi-Hedge Strategies (formerly Rydex VT Multi-Hedge Strategies) fund. Accordingly, there were no accumulation unit values or outstanding units on or after May 29, 2009 for this Subaccount.

(10) The PIMCO VIT Small Cap StocksPLUS(R) TR Fund was liquidated on November 30, 2009, and therefore the Subaccount investing in this fund is no longer available for investment.

(11) Effective April 23, 2010, the SBL Enhanced Index Fund merged into the SBL Equity Fund which was renamed the Rydex | SGI VT Large Cap Core Fund. Accordingly, there were no accumulation unit values or outstanding units on or after April 23, 2010 for this Subaccount.

(12) The Janus Aspen INTECH Risk-Managed Core Fund was liquidated on April 30, 2010, and therefore the Subaccount investing in this Fund is no longer available for investment.

(13) Effective May 1, 2010, the SBL Fund and its respective series will be marketed with the name "Rydex | SGI." Although SBL Fund's legal name will not change, it and its series will be marketed with the name Rydex | SGI. In addition, certain of the Rydex Variable Trust series will be marketed with the name Rydex | SGI.

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INFORMATION ABOUT THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS

SECURITY BENEFIT LIFE INSURANCE COMPANY -- The Company is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950.


      On July 31, 1998, the Company converted from a mutual life insurance company to a stock life insurance company controlled by Security Benefit Corporation ("SBC"), and ultimately controlled by Security Benefit Mutual Holding Company ("SBMHC"), a Kansas mutual holding company. Membership interests of persons who were Owners as of July 31, 1998 became membership interests in Security Benefit Mutual Holding Company as of that date, and persons who acquire policies from the Company after that date automatically become members in the mutual holding company. However, see the section "Purchase Transaction and Demutualization" below for a discussion of the proposed demutualization of SBMHC and its impact on membership interests in SBMHC.

      The Company offers life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and in all states except New York. As of the end of 2009, the Company had total assets of approximately $9.9 billion. Together with its affiliates, the Company has total funds under management of approximately $30.6 billion.

PURCHASE TRANSACTION AND DEMUTUALIZATION -- The following describes a proposed transaction (the "Transaction") affecting the Company, its parent, SBC, and SBMHC, the parent company of SBC and the ultimate parent company of the Company.

      THE TRANSACTION. On February 15, 2010, SBMHC and certain affiliates entered into a definitive purchase and sale agreement with Guggenheim SBC Holdings, LLC (the "Investor"), an investment vehicle for an investor group led by Guggenheim Partners, LLC, which is a global, independent, privately-held, diversified financial services firm with more than $100 billion in assets under supervision. Pursuant to the purchase and sale agreement, the Investor would purchase and receive a 100% ownership stake in SBC and consequently acquire control of the Company. In particular, after the closing of the Transaction, the Company would remain a direct wholly-owned subsidiary of SBC, and SBC would be a direct wholly-owned subsidiary of the Investor.

      SBMHC expects the Transaction to close late in the second or early in the third quarter of 2010, although it is subject to various conditions, including regulatory approvals, and may be delayed or terminated due to unforeseen circumstances. Under the terms of the purchase and sale agreement, as amended, absent election by SBMHC to take certain actions, the Investor may not unilaterally terminate the agreement until, at the earliest, February 28, 2011 (the "Permitted Termination Date"), unless (i) SBMHC or SBC breaches the purchase and sale agreement or any ancillary agreement such that any of the conditions to the obligation of the Investor to close the Transaction would not be met and SBMHC or SBC fails to cure such breach within 30 days after receipt of written notice of such breach from the Investor or (ii) one or more unforeseen events occur that make impossible satisfaction of the conditions to the Investor's obligation to close and the Investor is not in breach of the purchase and sale agreement or any ancillary agreement (each of (i) and (ii) an "Investor Termination Event").

      DEMUTUALIZATION AND DISSOLUTION. The Transaction, if effected, would be accompanied by the demutualization of SBMHC, pursuant to which eligible Contract owners would receive, subject to certain creditor claims that might be made against SBMHC, cash payments or policy credits (depending on their specific circumstances) in connection with the extinguishment of their SBMHC membership interests. The amount of such cash payment or policy credit is expected to be up to approximately $100 per Contract owner. Upon or after funding for or distribution of the cash payments or policy credits to its members, SBMHC would be dissolved. Completion of the demutualization is a condition to closing of the Transaction. Contract owners as of the close of business on March 2, 2010 (the "Record Date") hold membership interests in SBMHC.

     The Transaction and a related Demutualization and Dissolution Plan of SBMHC have been approved by the SBMHC Board of Directors. The Demutualization and Dissolution Plan is subject to regulatory approval by the Commissioner of Insurance of the State of Kansas (the "Commissioner") and approval by eligible Contract owners to the extent required by applicable law.

      ELIGIBILITY. Under Kansas law, owners of Contracts that are in force on the Record Date will generally be eligible to vote on the demutualization and dissolution of SBMHC and to receive consideration in the demutualization. In the case of group Contracts, generally it is the owner of the Contract who holds the membership interest in SBMHC. Therefore, participants under group Contracts, including participants who hold a certificate under a group Contract, are not members of SBMHC and thus are not eligible to vote on the demutualization and dissolution or to receive any direct consideration in the demutualization. However, to the extent that a group Contract receives consideration in the form of a policy credit, such credit will be allocated to individual participant accounts in the group.

      In addition, eligible Contract owners whose Contracts were issued in connection with a qualified plan may not receive a cash payment or policy credit in connection with the demutualization if SBMHC and the Company do not timely receive from the U.S. Department of Labor and the U.S. Internal Revenue Service certain rulings to avoid potential adverse tax consequences to those Contract owners. SBMHC expects to effect the demutualization and extinguish the membership interests even if it does not yet have the desired rulings and the Company will hold in trust any amounts due those Contract owners. If the rulings have not been received by December 31, 2010 (or such later date as may be required by the Commissioner), the amounts will be retained in the Company's General Account and will not be paid.


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                                       22

     IMPACT OF DEMUTUALIZATION. The demutualization would not result in any changes to the terms of the Contracts. For example, the demutualization would not affect your Contract premiums, and it would not reduce your Contract benefits. All premiums and Contract benefits would continue to be governed by the terms of your Contract and by applicable law. However, once the demutualization is completed and closes, ownership of a Contract will no longer create a membership interest in SBMHC.

      MEMBER INFORMATION BOOKLET. Owners entitled to vote on the demutualization and dissolution of SBMHC were mailed and should have received a Member Information Booklet, which is a detailed information statement regarding the Transaction, as well as a notice of a hearing on the demutualization and dissolution of SBMHC to be conducted by the Commissioner. Such Contract owners have been requested to vote on the demutualization and dissolution of SBMHC either in person or by proxy. You may obtain the complete Member Information Booklet by visiting our website at https://www.securitybenefit.com/#1294 or by contacting us at 1-800-888-2461. Among other things, the Member Information Booklet notes a number of factors that relate to the decision by SBMHC's board of directors (the "Board") to recommend the demutualization and dissolution of SBMHC (and thus, in effect, the Transaction) to its members.

      REASONS FOR THE TRANSACTION. Over the past two years, SBMHC's management and the Board considered a variety of strategic initiatives aimed at (i) better assuring that the Company's policy obligations will be met, (ii) raising significant amounts of new capital, (iii) increasing liquidity at the Company; and (iv) obtaining an investment grade financial strength rating from the various rating agencies. After exploring a number of different options, the Board concluded that the Transaction is in the best interests of the Company and its contract owners as it is expected to significantly improve the Company's financial condition by permitting the Company to operate with a stronger capital position, better prospects, and higher financial ratings and, therefore, greater assurance that the Company will fulfill its obligations to its contract owners. In particular, the Company has already received $175 million of new capital in connection with the Transaction, and approximately $175 million more is expected to be contributed to the Company's capital if the Transaction is consummated.

      The Board's initiatives were prompted by the deterioration of the Company's capital and surplus position in 2008 and 2009 due to, among other things, realized and unrealized losses on collateralized debt obligations and other investments. These losses, when combined with the impacts of lower equity markets on revenues and increased reserve requirements, resulted in a significant decline in the Company's capital and surplus of more than 50% since the middle of 2008. Moreover, in February 2009, the Company experienced downgrades in its financial strength rating, and in June 2009, the Company's financial strength rating was placed on credit watch negative. As a result of these events, SBMHC has entered into the proposed Transaction to improve the Company's financial condition, to better assure that its obligations to its contract owners will continue to be met and to mitigate regulatory concerns.

      RISK CONSIDERATIONS. As noted above, absent election by SBMHC to take certain actions, the Investor may be able to terminate the agreement upon or after the Permitted Termination Date (or earlier if an Investor Termination Event occurs). If the Transaction does not occur, then, among other things, the Company's financial condition could be impacted as follows:

o The Company would not receive the approximately $175 million of additional capital that the Transaction would provide upon closing;

o Due to the occurrence of other events that may happen if the Transaction is not consummated, the Company might (and in certain circumstances likely would) need to take certain accounting write downs and increase its reserves, which would reduce its capital, perhaps significantly; and

o The Company's financial strength ratings would likely be further downgraded, which would likely increase surrender activity, which, particularly if substantial and occurring in a short timeframe, could have a material adverse affect on the Company's liquidity, financial condition, results of operations, and prospects. A ratings downgrade could also adversely affect SBC's other businesses, which might compound these risks.

      In addition, if the Transaction does not occur, the Company could be subject to regulatory action. Over the past year, the Commissioner has been closely monitoring the Company's financial condition and efforts to secure additional capital to determine whether regulatory action is warranted or required. In the event that the Transaction is not consummated, the Commissioner might take regulatory action that could range from, at a minimum, requiring the Company to submit a risk based capital plan to, at a maximum, placing the Company in receivership, and such other action as the Commissioner deems appropriate. If the Commissioner institutes regulatory proceedings, there can be no assurance that contract owners would be paid in full or on time with respect to any policy obligations that are backed by the Company's General Account, such as amounts allocated to the Fixed Account and guarantees that exceed Contract Value (e.g., guarantees associated with the guaranteed death benefit, guaranteed minimum withdrawal benefit rider, and guaranteed minimum income benefit rider).

      The commissioner of insurance in any state in which the Company conducts business also may force the Company to stop issuing new policies or writing new contracts in that state. Such action by one commissioner could lead to similar actions by other commissioners and have a material adverse effect on the Company's business, financial condition, and results of operations. For example, even if the Transaction is completed, to the extent that any commissioner deems certain intercompany notes between the Company and SBC to be inadmissible assets, such commissioner may conclude that the Company's financial condition is inadequate and, as a result, require that the Company stop writing business within that commissioner's jurisdiction. SBMHC believes, however, that such action is much less likely if the Transaction is consummated than if it is not consummated.


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                                       23

      SBMHC expects, as noted above, that the Transaction will close late in the second or early in the third quarter of 2010, and, in the event of any possible delay, intends to pursue the Transaction up to and through the Permitted Termination Date (unless the purchase and sale agreement is terminated earlier by SBMHC, if it becomes permitted and elects to do so, or by the Investor due to the occurrence of an Investor Termination Event). The Company believes that during the pendency of the Transaction it has the ability to continue to operate on an independent basis and to meet contract owner obligations. If the Transaction does not occur, SBMHC will seek other capital raising or restructuring alternatives. Based on its previous efforts, however, SBMHC believes it is unlikely that it would be able to enter into an alternative transaction that would provide a sufficient amount of capital on a timely basis to ensure that the Company will be able to meet its financial obligations to contract owners for the longer term.

      IMPACT OF THE TRANSACTION ON CONTRACT OBLIGATIONS. The amounts that the Company is obligated to pay from its General Account are subject to its financial strength and claims-paying ability. In contrast, the Contract Value that you allocate to the Subaccounts is part of the assets of the Separate Account, which is segregated and cannot be charged with liabilities arising from any other business that the Company may conduct. See "Important Information About Your Benefits Under the Contract."


PUBLISHED RATINGS -- The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A. M. Best Company and Standard & Poor's. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

SEPARATE ACCOUNT -- The Company established the Separate Account under Kansas law on June 26, 2000. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. Kansas law provides that assets in a separate account attributable to the reserves and other liabilities under a contract may not be charged with liabilities arising from any other business that the insurance company conducts if, and to the extent the contract so provides. The Contract contains a provision stating that assets held in the Separate Account may not be charged with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. The Company may transfer to its General Account assets that exceed anticipated obligations of the Separate Account. All obligations arising under the Contract are general corporate obligations of the Company. The Company may invest its own assets in the Separate Account for other purposes, but not to support contracts other than variable annuity contracts, and may accumulate in the Separate Account proceeds from Contract charges and investment results applicable to those assets.

      The Contract provides that the income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Underlying Funds or in other securities or investment vehicles. See "Substitution of Investments."

      The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of the Company.

UNDERLYING FUNDS -- Each Underlying Fund is an open-end management investment company of the series type and is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Underlying Fund. Each Underlying Fund pursues different investment objectives and policies.

      Shares of the Underlying Funds currently are not publicly traded mutual funds. They are available only as investment options in variable annuity or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. Certain Underlying Funds

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                                       24

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have similar investment objectives and policies to other mutual funds managed by the same adviser. The investment results of the Underlying Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Underlying Funds will be comparable to the investment results of any other fund, even if both the Underlying Fund and the other fund are managed by the same adviser.

      Because the Underlying Funds may serve as investment vehicles for both variable life insurance policies and variable annuity contracts ("mixed funding") and shares of the Underlying Funds also may be sold to separate accounts of other insurance companies ("shared funding"), material conflicts could occur. The Company currently does not foresee any disadvantages to Owners arising from either mixed or shared funding; however, due to differences in tax treatment or other considerations, it is possible that the interests of Owners of various contracts for which the Underlying Funds serve as investment media might at some time be in conflict. However, the Company, each Underlying Fund's Board of Directors, and any other insurance companies that participate in the Underlying Funds are required to monitor events in order to identify any material conflicts that arise from mixed and/or shared funding. If such a conflict were to occur, the Company would take steps necessary to protect Owners including withdrawal of the Separate Account from participation in the Underlying Fund(s) involved in the conflict. This might force the Underlying Fund to sell securities at disadvantageous prices.

      A summary of the investment objective of each of the Underlying Funds is set forth at the end of this Prospectus. We cannot assure that any Underlying Fund will achieve its objective. More detailed information is contained in the prospectus of each Underlying Fund, including information on the risks associated with its investments and investment techniques.

      PROSPECTUSES FOR THE UNDERLYING FUNDS SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THIS PROSPECTUS BEFORE INVESTING. YOU MAY OBTAIN PROSPECTUSES FOR THE UNDERLYING FUNDS BY CONTACTING THE COMPANY.

      CERTAIN PAYMENTS THE COMPANY AND ITS AFFILIATES RECEIVE WITH REGARD TO THE UNDERLYING FUNDS. The Company (and its affiliates) may receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof. The Company negotiates these payments and thus they differ by Underlying Fund (sometimes substantially), and the amounts the Company (or its affiliates) receive may be significant. Making these payments may provide an adviser, sub-adviser, or distributor (or affiliate thereof) with increased access to the Company and its affiliates involved in the distribution of the Contract. Proceeds from these payments may be used for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract and, in its role as an intermediary, the Underlying Funds. The Company and its affiliates may profit from these payments.


      12B-1 FEES. The Company and/or its subsidiary, Security Distributors, Inc. ("SDI"), the principal underwriter for the Contract, receive 12b-1 fees from certain of the Underlying Funds that are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and certain other variable insurance contracts issued or administered by the Company (or its affiliates). Rule 12b-1 fees are paid out of Underlying Fund assets as part of the Underlying Fund's total annual underlying fund operating expenses. Payments made out of Underlying Fund assets will reduce the amount of assets that would otherwise be available for investment, and will reduce the Underlying Funds' investment returns. Currently, the Company and SDI receive 12b-1 fees ranging from 0% to 0.25% of the average net assets of the Contract (and certain other contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Fund.

      PAYMENTS FROM UNDERLYING FUND SERVICE PROVIDERS. The Company (or its affiliates) also receives payments from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds (including affiliated Underlying Funds). These payments may be derived, in whole or in part, from the investment advisory fee deducted from Underlying Fund assets. Owners, through their indirect investment in the Underlying Funds, bear the costs of these investment advisory fees (see the Underlying Funds' prospectuses for more information). These payments usually are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and to certain other variable insurance contracts issued or administered by the Company (or its affiliates). Currently, the Company and its affiliates receive payments that range from 0.00% to 0.60% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Fund. The Company may also receive payments from certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds that is a pre-determined fee and not based on the average net assets of the Contract (or other variable insurance contracts issued or administered by the Company or its affiliates) invested in the Underlying Fund.


      OTHER PAYMENTS. An Underlying Fund's adviser, sub-adviser, distributor, or affiliates may provide the Company (or its affiliates) and/or broker-dealers that sell the Contract ("selling firms") with wholesaling services to assist the Company in the distribution of the Contract, may pay the Company (or its affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may provide the Company (or its affiliates) and/or selling firms

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                                       25

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with occasional gifts, meals, tickets, or other compensation as an incentive to market the Underlying Funds and to cooperate with their promotional efforts.

      For details about the compensation payments the Company makes in connection with the sale of the Contract, see "Sale of the Contract."


      TOTAL PAYMENTS. Currently, the Company and its affiliates, including SDI, receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof in the form of 12b-1 fees and/or other payments that range in total from 0.25% to a maximum of 0.60% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Fund. This does not include the arrangements with certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds in which the payment is not based on the average net assets of the Contract invested in the Underlying Fund.


      SELECTION OF UNDERLYING FUNDS. The Company selects the Underlying Funds offered through the Contract based on several criteria, including asset class coverage, the strength of the investment adviser's (or sub-adviser's) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor the Company considers during the selection process is whether the Underlying Fund, its adviser, its sub-adviser, or an affiliate will make payments to the Company or its affiliates, as described above. The Company also considers whether the Underlying Fund's adviser is one of its affiliates, and whether the Underlying Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contract. The Company reviews each Underlying Fund periodically after it is selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to an Underlying Fund if it determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant contract owner assets. The Company does not recommend or endorse any particular Underlying Fund, and does not provide investment advice.


SERVICES AND ADMINISTRATION -- The Company has primary responsibility for all administration of the Contracts and the Variable Account. The Company has entered into an administrative services agreement with se(2), inc. ("se(2)"), 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby se(2) provides certain business process outsourcing services with respect to the Contracts. se(2), inc. may engage other service providers to provide certain administrative functions. se(2) is an affiliate of the Company.


THE CONTRACT

GENERAL -- The Company issues the Contract offered by this Prospectus. It is a flexible purchase payment deferred variable annuity. To the extent that you allocate all or a portion of your Purchase Payments to the Subaccounts, the Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than the Company. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options under which the Company will pay periodic annuity payments on a variable basis, a fixed basis or both, beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated Purchase Payments and the amount of interest credited on Contract Value that you have allocated to the Fixed Account.

      The Contract is available for purchase by an individual as a non-tax qualified retirement plan ("Non-Qualified Plan"). The Contract is also eligible for purchase in connection with certain tax qualified retirement plans that meet the requirements of Section 402A, 403(b), 408, or 408A of the Internal Revenue Code ("Qualified Plan"). Certain federal tax advantages are currently available to retirement plans that qualify as (1) annuity purchase plans of public school systems and certain tax-exempt organizations under Section 403(b), or (2) traditional and Roth individual retirement accounts or annuities, including traditional IRAs established by an employer under a simplified employee pension plan or a SIMPLE IRA plan, under Section 408. Joint Owners are permitted only on a Contract issued pursuant to a Non-Qualified Plan. If you are purchasing the Contract as an investment vehicle for a Section 402A, 403(b), 408, or 408A Qualified Plan, you should consider that the Contract does not provide any additional tax advantages beyond those already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.

      Note that for Contracts issued to Massachusetts residents on or after January 1, 2009, a unisex Massachusetts approved Contract will be issued without regard to where the application was signed.


IMPORTANT INFORMATION ABOUT YOUR BENEFITS UNDER THE CONTRACT -- The benefits under the Contract are paid by us from our General Account assets and/or your Contract Value held in the Separate Account. It is important that you understand that

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                                       26

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payment of benefits from the Separate Account is not guaranteed and depends upon certain factors discussed below.


      ASSETS IN THE SEPARATE ACCOUNT. Your Contract permits you to allocate Purchase Payments and Contract Value to various Subaccounts. You bear all of the investment risk for allocations to the Subaccounts. Your Contract Value in the Subaccounts is part of the assets of the Separate Account. These assets are segregated and cannot be charged with liabilities arising from any other business that we may conduct.

      ASSETS IN THE GENERAL ACCOUNT. The Contract also permits you to allocate Purchase Payments and Contract Value to the Fixed Account. Amounts allocated to the Fixed Account, plus any guarantees under the Contract that exceed your Contract Value (such as those associated with the guaranteed death benefit and any enhanced death benefits provided by rider, a guaranteed minimum withdrawal benefit rider, or a guaranteed minimum income benefit rider), are paid from our General Account. We issue other types of insurance policies and financial products as well, and we pay our obligations under these products from our assets in the General Account.

      Any amounts that we are obligated to pay under the Contract from the General Account are subject to our financial strength. An insurance company's financial strength may be affected by, among other factors, adverse market developments. Adverse market developments may result in, among other things, realized losses on General Account investments, unrealized losses on such investments (which may or may not result in accounting impairments), increased reserve requirements, and a reduction of capital both absolutely and relative to minimum, regulatory required capital (some of which are cash items and some of which are non-cash items). Adverse market developments are an inherent risk to our, and any insurer's, General Account.

      OUR RATINGS. You will find, at www.security-benefit.com, information on ratings assigned to the Company by third-party rating organizations A.M. Best Company and Standard & Poor's. These ratings, which reflect recent downgrades and adverse market developments, are opinions of our capacity to meet the obligations of our insurance and annuity contracts based on our financial strength.

      FINANCIAL STATEMENTS. We encourage both existing and prospective Contract owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis, as required by our state regulators who oversee our financial strength and/or claims paying ability, and according to Generally Accepted Accounting Principles (GAAP). Our most recently available audited GAAP financial statements are included in the Statement of Additional Information, which is available at no charge by writing us at One Security Benefit Place, Topeka, Kansas 66636, or by calling us at 1-800-888-2461. You also may obtain our most recent quarterly and annual unaudited statutory financial statements, as well as our most recently available annual audited statutory financial statements, by calling us at 1-800-888-2461 or by visiting www.securitybenefit.com. Please note that accounting principles and rules used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from the principles and rules used to prepare GAAP financial statements, and the resulting differences may be material.

APPLICATION FOR A CONTRACT -- If you wish to purchase a Contract, you may submit an application and an initial Purchase Payment to the Company, as well as any other form or information that the Company may require. The Company reserves the right to reject an application or Purchase Payment for any reason, subject to the Company's underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.

      The maximum age of an Owner or Annuitant for which a Contract will be issued is age 90. If there are Joint Owners or Annuitants, the maximum issue age will be determined by reference to the older Owner or Annuitant.

OPTIONAL RIDERS -- Upon your application for the Contract, you may select one or more of the following riders:

o     Annual Stepped Up Death Benefit;

o     Extra Credit at 4%;(1)

o     Waiver of Withdrawal Charge; or

o     0-Year or 4-Year Alternate Withdrawal Charge.(1)

(1) The Fixed Account is not available under your Contract if you select the Extra Credit Rider at 4% or the 0-Year or 4-Year Alternate Withdrawal Charge Rider.

The Company makes each rider available only at issue. You cannot change or cancel the rider(s) that you select after they are issued. A RIDER MAY NOT BE AVAILABLE IN ALL STATES. See the detailed description of each rider below.

      For information on riders that are no longer available for purchase, please see Appendix C - Riders Available for Purchase Only Prior to February 1, 2010.

      Please note that any amount that we may pay or make available under any optional rider that is in excess of Contract Value is subject to our financial strength and claims-paying ability.

ANNUAL STEPPED UP DEATH BENEFIT -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the

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Extra Credit Rider was in effect, the death benefit also will be reduced by any
Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements or Bonus Credits), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or

3.    The Stepped Up Death Benefit.

The Stepped Up Death Benefit is the largest result for the following calculation as of the date of receipt of instructions regarding payment of the death benefit:

o The largest Contract Value on any Contract Anniversary that occurs prior to the oldest Owner attaining age 81; plus

o Any Purchase Payments received by the Company since the applicable Contract Anniversary; less

o An adjustment for any withdrawals and withdrawal charges made since the applicable anniversary. In the event of a withdrawal, the Stepped Up Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

      If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be as set forth in item 2 above.

      This rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. See the discussion under "Death Benefit."

EXTRA CREDIT -- This rider makes available a Credit Enhancement, which is an amount added to your Contract Value by the Company. If you elect this rider, the Fixed Account is not available as an investment option under the Contract. A Credit Enhancement of 4% of Purchase Payments, as elected in the application, will be added to Contract Value for each Purchase Payment made in the first Contract Year. PRIOR TO FEBRUARY 1, 2010, A CREDIT ENHANCEMENT OF 3% OR 5% WAS ALSO AVAILABLE FOR ELECTION. Any Credit Enhancement will be allocated among the Subaccounts in the same proportion as your Purchase Payment. This rider is available only if the age of the Owner on the Contract Date is age 80 or younger. You may have in effect on your Contract both an Extra Credit Rider and an Automatic Bonus Credit Rider; provided, however, that each rider calculates the Credit Enhancement amount and Bonus Credit amount, respectively, on the basis of Purchase Payments, which do not include any Credit Enhancement or Bonus Credit. See "Automatic Bonus Credit."


      This rider is available only if the age of the Owner on the Contract Date is age 80 or younger. You may not select an Annuity Start Date that is prior to seven years from the effective date of the rider.


      In the event of a full or partial withdrawal, the Company will recapture all or part of any Credit Enhancement that has not yet vested. An amount equal to 1/7 of the Credit Enhancement will vest as of each anniversary of the rider's date of issue and the Credit Enhancement will be fully vested at the end of seven years from that date. The amount to be forfeited in the event of a withdrawal is equal to a percentage of the Credit Enhancement that has not yet vested. The percentage is determined for each withdrawal as of the date of the withdrawal by dividing:

1. The amount of the withdrawal, including any withdrawal charges, less the Free Withdrawal Amount, by

2.    Contract Value immediately prior to the withdrawal.

      The Company will recapture Credit Enhancements on withdrawals only to the extent that total withdrawals in a Contract Year, including systematic withdrawals, exceed the Free Withdrawal amount. The Free Withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements and/or Bonus Credits, made during the year and, for any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year. In addition, the Company does not recapture Credit Enhancements on withdrawals made to pay the fees of your registered investment adviser, provided that your adviser has entered into a variable annuity adviser agreement with the Company.

      The Company may recapture Credit Enhancements in the event of a full or partial withdrawal as discussed above. If you exercise your right to return the Contract during the Free-Look period, your Contract Value will be reduced by the value of any Credit Enhancements applied. See "Free-Look Right." In the event of a withdrawal under the terms of the Waiver of Withdrawal Charge Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding such a withdrawal. See "Waiver of Withdrawal Charge." Death benefit proceeds may exclude all or part of any Credit Enhancements. See "Death Benefit" and the discussions of the death benefit riders.

      The Company expects to make a profit from the charge for this rider and funds payment of the Credit Enhancements through the rider charge and the vesting

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schedule. The Extra Credit Rider would make sense for you only if you expect your average annual return (net of expenses of the Contract and the Underlying Funds) to exceed the applicable amount set forth in the table below, and you do not expect to make Purchase Payments to the Contract after the first Contract Year. The returns below represent the amount that must be earned EACH year during the seven-year period beginning on the Contract Date to break even on the rider. The rate of return assumes that all Purchase Payments are made during the first Contract Year when the Credit Enhancement is applied to Purchase Payments. If Purchase Payments are made in subsequent Contract Years, the applicable rider charge will be higher and no offsetting Credit Enhancement will be available. As a result, the rate of return required to break even would be higher.

      If your actual returns are greater than the amounts set forth below and you make no Purchase Payments after the first Contract Year, you will profit from the purchase of the rider. If your actual returns are less, for example, in a down market, or if you make additional Purchase Payments that are not eligible for the Credit Enhancement, you will be worse off than if you had not purchased the rider. Please note that the returns below are net of Contract and Underlying Fund expenses so that you would need to earn the amount in the table plus the amount of applicable expenses to break even on the rider.


--------------------------------------------------------------------------------
 INTEREST RATE                                  RATE OF RETURN (NET OF EXPENSES)
--------------------------------------------------------------------------------
      3%*                                                    -5.00%
      4%                                                     -1.50%
      5%*                                                     0.80%
--------------------------------------------------------------------------------
* Effective February 1, 2010, the 3% and 5% Credit Enhancements are no longer available for election with the Extra Credit rider.
--------------------------------------------------------------------------------


      The Internal Revenue Code generally requires that interests in a Qualified Contract be nonforfeitable, and it is unclear whether the Credit Enhancement feature is consistent with those requirements. Consult a tax advisor before purchasing this rider as part of a Qualified Contract.


      Prior to May 1, 2010, the Company paid an additional Credit Enhancement to customers of broker-dealers that were concerned about the suitability of their customers' current contracts due to restrictions under those contracts on actively managed allocations. The Company paid the additional Credit Enhancement in connection with a Contract purchased by customers of such broker-dealers who exchanged their current contract for this Contract and paid a withdrawal charge on the exchange. When such a customer purchased a Credit Enhancement of 5%, the Company added an additional Credit Enhancement to the customer's initial Purchase Payment. The Company determined the amount of any additional Credit Enhancement by subtracting the 5% Credit Enhancement from the withdrawal charge amount assessed on the customer's exchanged annuity contract. The Company required that it be notified when a purchase was made that qualified under this provision. There was no charge for this additional Credit Enhancement above the charge for the Extra Credit Rider at 5%. Any additional Credit Enhancement amount was subject to recapture in the event that the Owner exercised his or her right to return the Contract during the Free-Look period and was subject to a withdrawal charge.


WAIVER OF WITHDRAWAL CHARGE -- This rider makes available a waiver of withdrawal charge in the event of (1) total and permanent disability prior to age 65,
(2)your confinement to a nursing home, or (3) terminal illness.

      The rider defines confinement to a hospital or nursing facility, as follows: (1) you have been confined to a "hospital" or "qualified skilled nursing facility" for at least 90 consecutive days prior to the date of the withdrawal; and (2) you are so confined when the Company receives the waiver request and first became so confined after the Contract Date.

      The Company defines terminal illness as follows: (1) the Owner has been diagnosed by a licensed physician with a "terminal illness"; and (2) such illness was first diagnosed after the Contract was issued.

      The Company defines disability as follows: (1) the Owner is unable, because of physical or mental impairment, to perform the material and substantial duties of any occupation for which the Owner is suited by means of education, training or experience; (2) the impairment has been in existence for more than 180 days and began before the Owner attained age 65 and after the Contract Date; and (3) the impairment is expected to result in death or be long-standing and indefinite.

      Prior to making a withdrawal pursuant to this rider, you must submit to the Company a properly completed claim form and a written physician's statement acceptable to the Company. The Company will also accept as proof of disability a certified Social Security finding of disability.

      The Company reserves the right to have a physician of its choice examine the Owner to determine if the Owner is eligible for a waiver.

      If you have also purchased the Extra Credit Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding any withdrawal pursuant to this rider. The amount of Credit Enhancements to be forfeited is a percentage determined by dividing the amount of the withdrawal by the total Purchase Payments made in the 12 months preceding the withdrawal. The maximum percentage that may be forfeited is 100% of Credit Enhancements earned during the 12 months preceding the withdrawal. Note that if you purchase the Contract with this rider after age 65, you will receive no benefit from the disability portion of this rider and the annual rider charge will remain the same.

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ALTERNATE WITHDRAWAL CHARGE -- This rider makes available an alternative withdrawal charge schedule. If you elect this rider, the Fixed Account is not available as an investment option under the Contract. You may select one of the following schedules at the time of purchase of the rider, which is available only at issue.

--------------------------------------------------------------------------------
             0-YEAR SCHEDULE                            4-YEAR SCHEDULE
--------------------------------------------------------------------------------
       PURCHASE                                   PURCHASE
     PAYMENT AGE            WITHDRAWAL          PAYMENT AGE         WITHDRAWAL
      (IN YEARS)              CHARGE             (IN YEARS)           CHARGE
--------------------------------------------------------------------------------
     0 and over                 0%                    1                7%
                                                      2                7%
                                                      3                6%
                                                      4                5%
                                                 5 and over            0%
--------------------------------------------------------------------------------

If you purchase this rider, the withdrawal charge schedule above will apply in lieu of the 7-year withdrawal charge schedule described under "Contingent Deferred Sales Charge." If the 4-Year Alternate Withdrawal Charge Rider has not yet been approved in your state, you may purchase a 3-Year Alternate Withdrawal Charge Rider, which provides a withdrawal charge of 7%, 6%, 5% and 0%, respectively, based upon Purchase Payment age (in years) of 1, 2, 3 and over. If you have also purchased the Extra Credit Rider, you may forfeit all or part of any Credit Enhancement in the event of a full or partial withdrawal. See "Extra Credit.

RIDERS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010 -- A number of other riders previously offered with the Contract are no longer available for purchase. Please refer to Appendix C - Riders Available For Purchase Only Prior To February 1, 2010 for descriptions of these riders.

PURCHASE PAYMENTS -- The minimum initial Purchase Payment for the purchase of a Contract is $10,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $500. The minimum subsequent Purchase Payment if you elect an Automatic Investment Program is $50. The Company may reduce the minimum Purchase Payment requirement under certain circumstances. The Company will not accept without prior Company approval aggregate Purchase Payments in an amount that exceeds $1,000,000 under any variable annuity contract(s) issued by the Company for which you are an Owner and/or Joint Owner.

      The Company will apply the initial Purchase Payment not later than the end of the second Valuation Date after the Valuation Date it is received by the Company at its Administrative Office; provided that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment. The application form will be provided by the Company. If you submit your application and/or initial Purchase Payment to your registered representative, the Company will not begin processing the application and initial Purchase Payment until the Company receives them from your representative's broker-dealer. If the Company does not receive a complete application, the Company will hold your Purchase Payment in its General Account and will notify you that it does not have the necessary information to issue a Contract and/or apply the Purchase Payment to your Contract. If you do not provide the necessary information to the Company within five Valuation Dates after the Valuation Date on which the Company first receives the initial Purchase Payment or if the Company determines it cannot otherwise issue the Contract and/or apply the Purchase Payment to your Contract, the Company will return the initial Purchase Payment to you unless you consent to the Company retaining the Purchase Payment until the application is made complete.

      The Company will credit subsequent Purchase Payments as of the end of the Valuation Period in which they are received by the Company at its Administrative Office; however, subsequent Purchase Payments received at or after the cut-off time of 3:00 p.m. Central time will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times." Purchase Payments after the initial Purchase Payment may be made at any time prior to the Annuity Start Date, so long as the Owner is living. Subsequent Purchase Payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent Purchase Payments may be paid under an Automatic Investment Program. The initial Purchase Payment required must be paid before the Company will accept the Automatic Investment Program. If you submit a subsequent Purchase Payment to your registered representative, the Company will not begin processing the Purchase Payment until the Company receives it from your representative's broker-dealer.

      If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company also may be required to provide additional information about an Owner's account to government regulators. In addition, the Company may be required to block an Owner's account and thereby refuse to pay any request for transfers, full or partial withdrawals, or death benefits until instructions are received from the appropriate regulator.

      If you purchased the Guaranteed Lifetime Withdrawal Benefit Rider, we reserve the right to refuse to accept subsequent Purchase Payments, and/or limit the amount of any subsequent Purchase Payments that we do accept, following the Rider Start Date.

AUTOMATIC BONUS CREDIT -- During the period of May 1, 2005 through December 31, 2007, the Company automatically issued a rider, which made available a Bonus Credit; provided, however, that the rider was

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available only if (1) the Company issued the Contract during the period of May
1, 2005 through December 31, 2007; (2) the Contract was issued without a 0-Year Alternate Withdrawal Charge Rider; and (3) the age of any Owner on the Contract Date was 80 or younger.

      The Bonus Credit, which is added to Contract Value, generally is equal to 2% of each Purchase Payment made in the first Contract Year. If the Contract was issued with a 4-Year Alternate Withdrawal Charge Rider, the Bonus Credit is equal to 1% of each Purchase Payment made in the first Contract Year, and if the Contract was issued with a 0-Year Alternate Withdrawal Charge Rider, the Bonus Credit was not available. The Company applies the Bonus Credit to Contract Value at the time the Purchase Payment is effective, and any Bonus Credit is allocated among the Subaccounts in the same proportion as the applicable Purchase Payment. This rider is no longer available, but if your Contract was issued with this rider, you will receive the applicable Bonus Credit amount with respect to all Purchase Payments made during the first Contract Year. If you purchased the Contract in connection with the transfer or exchange of a variable annuity contract issued by another insurance company, the Company made the automatic Bonus Credit available only if your application was submitted during the period of May 1, 2005 through December 31, 2007 and your initial Purchase Payment was received by the Company no later than February 28, 2008.

      The Bonus Credit is subject to any applicable withdrawal charge. There is no charge for this rider.

ALLOCATION OF PURCHASE PAYMENTS -- In an application for a Contract, you select the Subaccounts or the Fixed Account to which Purchase Payments will be allocated. Purchase Payments will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no Purchase Payment allocation is permitted that would result in less than $25.00 per payment being allocated to any one Subaccount or the Fixed Account. The allocations may be a whole dollar amount or a whole percentage. Available allocation alternatives include the Subaccounts and the Fixed Account; provided that the Fixed Account is available under your Contract.

      You may change the Purchase Payment allocation instructions by submitting a proper written request to the Company's Administrative Office. A proper change in allocation instructions will be effective upon receipt by the Company at its Administrative Office and will continue in effect until you submit a change in instructions to the Company. You may make changes in your Purchase Payment allocation and changes to an existing Dollar Cost Averaging or Asset Reallocation Option by telephone provided the proper form is properly completed, signed, and filed at the Company's Administrative Office. Changes in the allocation of future Purchase Payments have no effect on existing Contract Value. You may, however, transfer Contract Value among the Subaccounts and the Fixed Account in the manner described in "Transfers of Contract Value."

DOLLAR COST AVERAGING OPTION -- Prior to the Annuity Start Date, you may dollar cost average your Contract Value by authorizing the Company to make periodic transfers of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfers are effected. Since the price of a Subaccount's Accumulation Units will vary, the amounts transferred to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.

      A Dollar Cost Averaging form is available upon request. On the form, you must designate whether Contract Value is to be transferred on the basis of a specific dollar amount, a fixed period or earnings only, the Subaccount or Subaccounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly, quarterly, semiannual or annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time. The minimum amount that may be transferred to any one Subaccount is $25.00. The Company does not require that transfers be continued over any minimum period of time, although typically dollar cost averaging would extend over a period of at least one year.

      After the Company has received a Dollar Cost Averaging request in proper form at its Administrative Office, the Company will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts you have chosen. The Company will effect each transfer on the date you specify or if no date is specified, on the monthly, quarterly, semiannual or annual anniversary, whichever corresponds to the period selected, of the date of receipt at the Administrative Office of a Dollar Cost Averaging request in proper form. Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted. Amounts periodically

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transferred under this option are not included in the 14 transfers per Contract
Year that are allowed as discussed under "Transfers of Contract Value."

      You may make changes to the option by writing to the Company's Administrative Office or by telephone provided the proper form is completed, signed, and filed at the Company's Administrative Office. You may instruct the Company at any time to terminate the option by written request to the Company's Administrative Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Dollar Cost Averaging form must be completed and sent to the Administrative Office. The Company requires that you wait at least a month if transfers were made on a monthly basis, a quarter if transfers were made on a quarterly basis, six months if transfers were made on a semiannual basis, or one year if transfers were made on an annual basis, before reinstating Dollar Cost Averaging after it has been terminated for any reason. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. The Company does not currently charge a fee for this option.

      You may also dollar cost average Contract Value to or from the Fixed Account, subject to certain restrictions described in "Transfers and Withdrawals from the Fixed Account."

ASSET REALLOCATION OPTION -- Prior to the Annuity Start Date, you may authorize the Company to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the selected period, and Asset Reallocation automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a monthly, quarterly, semiannual or annual basis, as you select. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.

      To elect this option an Asset Reallocation request in proper form must be received by the Company at its Administrative Office. An Asset Reallocation form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.

      Upon receipt of the Asset Reallocation/Dollar Cost Averaging form, the Company will effect a transfer among the Subaccounts based upon the percentages that you selected. Thereafter, the Company will transfer Contract Value to maintain that allocation on each monthly, quarterly, semiannual or annual anniversary, as applicable, of the date of the Company's receipt of the Asset Reallocation request in proper form. The amounts transferred will be credited at the price of the Subaccount as of the end of the Valuation Date on which the transfer is effected. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that are allowed as discussed under "Transfers of Contract Value."

      You may make changes to the option by writing to the Company's Administrative Office or by telephone provided the proper form is completed, signed, and filed at the Company's Administrative Office. You may instruct the Company at any time to terminate this option by written request to the Company's Administrative Office. In that event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Reallocation after it has been canceled, a new Asset Reallocation form must be completed and sent to the Company's Administrative Office. The Company may discontinue, modify, or suspend, and reserves the right to charge a fee for the Asset Reallocation Option at any time. The Company does not currently charge a fee for this option.

      Contract Value allocated to the Fixed Account may be included in the Asset Reallocation option, subject to certain restrictions described in "Transfers and Withdrawals from the Fixed Account."

TRANSFERS OF CONTRACT VALUE -- You may transfer Contract Value among the Subaccounts upon proper written request to the Company's Administrative Office both before and after the Annuity Start Date. You may make transfers (other than transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Options) by telephone if the Electronic Transfer Privilege section of the application or the proper form has been completed, signed and filed at the Company's Administrative Office. The minimum transfer amount is $500, or the amount remaining in a given Subaccount. The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.

      The Company generally effects transfers between Subaccounts at their respective Accumulation Unit values as of the close of the Valuation Period during which the transfer request is received; however, transfer requests received at or after the cut-off time of 3:00 p.m. Central time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times."

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      You may also transfer Contract Value to the Fixed Account; however, transfers from the Fixed Account to the Subaccounts are restricted as described in "The Fixed Account." The Company reserves the right to limit transfers to 14 in a Contract Year, although the Company does not limit the frequency of transfers with regard to the Rydex | SGI VT Money Market Subaccount. The Company will so limit your transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount(s) and we believe that suspension of your electronic transfer privileges, as discussed below, does not adequately address your transfer activity. The Company does not assess a transfer fee on transfers.


     FREQUENT TRANSFER RESTRICTIONS. The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the Underlying Fund. These kinds of strategies and transfer activities may disrupt portfolio management of the Underlying Funds in which the Subaccounts invest (such as requiring the Underlying Fund to maintain a high level of cash or causing the Underlying Fund to liquidate investments prematurely to pay withdrawals), hurt Underlying Fund performance, and drive Underlying Fund expenses (such as brokerage and administrative expenses) higher. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, the risk exists that the Underlying Funds may suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of the affected Underlying Fund, Owners and Participants with Contract Value allocated to the corresponding Subaccount (as well as their Designated Beneficiaries and Annuitants) and long-term investors who do not generate these costs.

     The Company has in place policies and procedures designed to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount (regardless of the number of previous transfers the Owner or Participant has made during the Contract Year). In making this determination, we monitor transfers among the Subaccounts and the Fixed Account and consider, among other things, the following factors:

o     the total dollar amount being transferred;

o     the number of transfers you made within the previous 12 months;

o     transfers to and from (or from and to) the same Subaccount;

o whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and

o whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Owners in the group.


      If the Company determines that your transfer patterns among the Subaccounts and the Fixed Account are disruptive to the Underlying Funds or potentially disadvantageous to Owners and Participants, the Company may send you a letter notifying you that it is prohibiting you from making telephone transfers or other electronic transfers and instead requiring that you submit transfer requests in writing via regular U.S. mail for a disclosed period beginning on the date of the letter. However, because the Company does not apply this restriction uniformly, there is a risk that some Owners may engage in transfer activity in a manner that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants, which may have a negative impact on such other Owners and Participants.


      In addition, if you make a certain number of transfers from a Subaccount followed by a transfer to that Subaccount (or to a Subaccount followed by a transfer from that Subaccount) ("round trip transfers") during the prior 12-month period (or such shorter period as specified in the chart below,) the Company will prohibit further transfers to that Subaccount until such transfer may be made without violating the number of round trip transfers permitted (please see the chart below).

--------------------------------------------------------------------------------
                                       33

--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                                                                                ROUND TRIP
                                       SUBACCOUNT                                                TRANSFERS
-----------------------------------------------------------------------------------------------------------
Rydex | SGI VT CLS AdvisorOne Amerigo, Rydex | SGI VT CLS AdvisorOne Clermont, Rydex | SGI
VT Money Market                                                                                  Unlimited
-----------------------------------------------------------------------------------------------------------
Oppenheimer Core Bond Fund/VA, Oppenheimer Main Street Small Cap Fund(R)/VA                        6(1)
-----------------------------------------------------------------------------------------------------------
Dent Strategic Portfolio, Franklin Income Securities, Franklin Small Cap Value Securities,         4(1)
Franklin Templeton VIP Founding Funds Allocation, Invesco V.I. Basic Value, Invesco V.I.
Capital Development, Invesco V.I. Global Health Care, Invesco V.I. Global Real Estate,
Invesco V.I. International Growth, Invesco V.I. Mid Cap Core Equity, Legg Mason ClearBridge
Variable Aggressive Growth, Legg Mason ClearBridge Variable Small Cap Growth, Legg Mason
Western Asset Variable Global High Yield Bond, Mutual Global Discovery Securities, Neuberger
Berman AMT Socially Responsive, PIMCO VIT All Asset, PIMCO VIT CommodityRealReturn Strategy,
PIMCO VIT Emerging Markets Bond, PIMCO VIT Foreign Bond (U.S. Dollar-Hedged), PIMCO VIT Low
Duration, PIMCO VIT Real Return, Rydex | SGI VT All-Asset Aggressive Strategy, Rydex | SGI
VT All-Asset Conservative Strategy, Rydex | SGI VT All-Asset Moderate Strategy, Rydex | SGI
VT All-Cap Opportunity, Rydex | SGI VT All Cap Value, Rydex | SGI VT Alternative Strategies
Allocation, Rydex | SGI VT Global, Rydex | SGI VT High Yield, Rydex | SGI VT International
Opportunity, Rydex | SGI VT Large Cap Concentrated Growth, Rydex | SGI VT Large Cap Core,
Rydex | SGI VT Large Cap Value, Rydex | SGI VT Managed Asset Allocation, Rydex | SGI VT
Managed Futures Strategy, Rydex | SGI VT Mid Cap Growth, Rydex | SGI VT Mid Cap Value, Rydex
| SGI VT Multi-Hedge Strategies, Rydex | SGI VT Small Cap Growth, Rydex | SGI VT Small Cap
Value, Rydex | SGI VT U.S. Intermediate Bond, Van Kampen LIT Comstock, Van Kampen LIT
Government, Van Kampen UIF Emerging Markets Equity, Van Kampen UIF Equity and Income
-----------------------------------------------------------------------------------------------------------
Royce Micro-Cap                                                                                    3(1)
-----------------------------------------------------------------------------------------------------------
Dreyfus IP Technology Growth, Dreyfus VIF International Value                                      2(5)
-----------------------------------------------------------------------------------------------------------
American Century VP Mid Cap Value, American Century VP Ultra(R), American Century VP Value         2(1)
-----------------------------------------------------------------------------------------------------------
MFS(R) VIT Research International, MFS(R) VIT Total Return, MFS(R) VIT Utilities                   2(2)
-----------------------------------------------------------------------------------------------------------
Janus Aspen Enterprise, Janus Aspen Janus Portfolio                                                1(4)
-----------------------------------------------------------------------------------------------------------

(1) Number of round trip transfers that can be made in any 12 month period before the Company will prohibit further transfers to that Subaccount. Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.

(2) Number of round trip transfers that can be made in any 3 month period before the Company will prohibit further transfers to that Subaccount. Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.

(3) Number of round trip transfers that can be made in any 45 day period before the Company will prohibit further transfers to that Subaccount. Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.

(4) Number of round trip transfers that can be made in any 90 day period before the Company will prohibit further transfers to that Subaccount. Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.

(5) Number of round trip transfers that can be made in any 4 month period before the Company will prohibit further transfers to that Subaccount. Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.
--------------------------------------------------------------------------------


      In addition to the Company's own frequent transfer procedures, the Underlying Funds may have adopted their own policies and procedures with respect to frequent transfer of their respective shares, and the Company reserves the right to enforce these policies and procedures. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures the Company has adopted. In particular, some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund's manager, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected.

      You should be aware that the Company currently may not have the contractual obligation or the operational capacity to apply the Underlying Funds' frequent transfer policies and procedures. However, under SEC rules, the Company is required to: (1) enter into a written agreement with each Underlying Fund or its principal underwriter that obligates the Company to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific

--------------------------------------------------------------------------------
                                       34

--------------------------------------------------------------------------------

Owners who violate the frequent transfer policies established by the Underlying Fund.

      Managers of the Underlying Funds may contact the Company if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, the Company will take appropriate action to protect others. In particular, the Company may, and the Company reserves the right to, reverse a potentially harmful transfer. If the Company reverses a potentially harmful transfer, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original transfer was effected, and the Company will inform the Owner in writing at his or her address of record.

      To the extent permitted by applicable law, the Company also reserves the right to reject a transfer request at any time that the Company is unable to purchase or redeem shares of any of the Underlying Funds because of any refusal or restriction on purchases or redemptions of their shares as a result of the Underlying Fund's policies and procedures on market timing activities or other potentially abusive transfers. The Company also reserves the right to implement, administer, and collect redemption fees imposed by one or more of the Underlying Funds in the future. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.

      In its sole discretion, the Company may revise its market timing procedures at any time without prior notice as the Company deems necessary or appropriate to better detect and deter programmed, frequent, or large transfers that may adversely affect other Owners, Participants, or Underlying Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Company may change its parameters to monitor for factors other than the number of "round trip transfers" into and out of particular Subaccounts. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate transfers made in two or more Contracts that it believes are connected (for example, two Contracts with the same Owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).

      The Company does not include transfers made pursuant to Dollar Cost Averaging and Asset Reallocation Options in these limitations. The Company may vary its market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. The Company may not always apply these detection methods to Subaccounts investing in Underlying Funds that, in its judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.

      Contract owners seeking to engage in programmed, frequent, or large transfer activity may deploy a variety of strategies to avoid detection. The Company's ability to detect and deter such transfer activity is limited by operational systems and technological limitations. In addition, the terms of the Contract may also limit the Company's ability to restrict or deter harmful transfers. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners, Participants, or Underlying Fund shareholders involves judgments that are inherently subjective. Accordingly, despite its best efforts, the Company cannot guarantee that its market timing procedures will detect every potential market timer, but the Company applies its market timing procedures consistently to all Owners without special arrangement, waiver, or exception. Because other insurance companies and/or retirement plans may invest in the Underlying Funds, the Company cannot guarantee that the Underlying Funds will not suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.


      The Company does not limit or restrict transfers to or from the Rydex | SGI VT CLS AdvisorOne Amerigo, Rydex | SGI VT CLS AdvisorOne Clermont, or Rydex | SGI VT Money Market Subaccounts. As stated above, market timing and frequent transfer activities may disrupt portfolio management of the Underlying Funds, hurt Underlying Fund performance, and drive Underlying Fund expenses higher.


      Because the Company cannot guarantee that it can restrict or deter all harmful transfer activity, Owners bear the risks associated with such activity, including potential disruption of portfolio management of the Underlying Funds and potentially lower Underlying Fund performance and higher Underlying Fund expenses. In addition, there is a risk that the Company will not detect harmful transfer activity on the part of some Owners and, as a result, the Company will inadvertently treat those Owners differently than Owners it does not permit to engage in harmful transfer activity. Moreover, due to the Company's operational and technological limitations, as well as possible variations in the market timing policies of other insurance companies and/or retirement plans that may also invest in the Underlying Funds, some Owners may be treated differently than others. Consequently, there is a risk that some Owners may be able to engage in market timing while others suffer the adverse effects of such trading activities.

CONTRACT VALUE -- The Contract Value is the sum of the amounts under the Contract held in each Subaccount and the Fixed Account as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.

--------------------------------------------------------------------------------
                                       35

--------------------------------------------------------------------------------

      On each Valuation Date, the amount of Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See "Determination of Contract Value." Contract Value allocated to the Subaccounts is not guaranteed by the Company. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.

DETERMINATION OF CONTRACT VALUE -- Your Contract Value will vary to a degree that depends upon several factors, including

o Investment performance of the Subaccounts to which you have allocated Contract Value,

o     Interest credited to the Fixed Account,

o     Payment of Purchase Payments,

o     The amount of any outstanding Contract Debt,

o     Full and partial withdrawals, and

o Charges assessed in connection with the Contract, including charges for any optional Riders selected.

The amounts allocated to the Subaccounts will be invested in shares of the corresponding Underlying Fund. The investment performance of the Subaccounts will reflect increases or decreases in the net asset value per share of the corresponding Underlying Fund and any dividends or distributions declared by the Underlying Fund. Any dividends or distributions from any Underlying Fund will be automatically reinvested in shares of the same Underlying Fund, unless the Company, on behalf of the Separate Account, elects otherwise.

      Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of an Owner's interest in a Subaccount. When you allocate Purchase Payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount, including any Credit Enhancements and Bonus Credits, allocated to the particular Subaccount by the price for the Subaccount's Accumulation Units as of the end of the Valuation Period in which the Purchase Payment is credited.

      In addition, other transactions including loans, full or partial withdrawals, transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units credited to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction. The price of each Subaccount is determined on each Valuation Date as of the close of the New York Stock Exchange, normally 3:00 p.m. Central time. Transactions received at or after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times." The price of each Subaccount may be determined earlier if trading on the New York Stock Exchange is restricted or as permitted by the SEC.

      The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.

      The price of each Subaccount's units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Underlying Fund, (2) any dividends or distributions paid by the corresponding Underlying Fund, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, (4) the minimum mortality and expense risk charge under the Contract of 0.60%, and (5) the administration charge under the Contract of 0.15%.

      The minimum mortality and expense risk charge of 0.60% and the administration charge of 0.15% are factored into the accumulation unit value or "price" of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional Riders (the "Excess Charge") on a monthly basis. Each Subaccount declares a monthly dividend and the Company deducts the Excess Charge from this monthly dividend upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly dividend is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount's monthly dividend. The Company deducts the Excess Charge only upon reinvestment of the monthly dividend and does not assess an Excess Charge upon a full or partial withdrawal from the Contract. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date. See the Statement of Additional Information for a more detailed discussion of how the Excess Charge is deducted.

CUT-OFF TIMES -- Any financial transactions involving your Contract, including those submitted by telephone, must be received by us before any announced closing of the New York Stock Exchange to be processed on the current Valuation Date. The New York Stock Exchange

--------------------------------------------------------------------------------
                                       36

--------------------------------------------------------------------------------

normally closes at 3:00 p.m. Central time so financial transactions must be received by that time (the "cut-off time"). Financial transactions received at or after the applicable cut-off time will be processed on the following Valuation Date. Financial transactions include loans, transfers, full and partial withdrawals, death benefit payments, and Purchase Payments.

FULL AND PARTIAL WITHDRAWALS -- An Owner may make a partial withdrawal of Contract Value, or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including a systematic withdrawal, may be taken from Contract Value at any time while the Owner is living and before the Annuity Start Date, subject to limitations under the applicable plan for Qualified Plans and applicable law. Withdrawals (other than systematic withdrawals) after the Annuity Start Date are permitted only under Annuity Options 5, 6 and 7 (unless the Owner has elected fixed annuity payments under Option 7). See "Annuity Period" for a discussion of withdrawals after the Annuity Start Date. A full or partial withdrawal request will be effective as of the end of the Valuation Period that a proper Withdrawal Request form is received by the Company at its Administrative Office; however, if a Withdrawal Request form is received on a Valuation Date at or after the cut-off time of 3:00 p.m. Central time, the withdrawal will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times." A proper written request must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable.

      The proceeds received upon a full withdrawal will be the Contract's Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which a proper Withdrawal Request form is received by the Company at its Administrative Office, less any outstanding Contract Debt, any applicable withdrawal charges (if the withdrawal is made from Purchase Payments and/or Bonus Credits that have been held in the Contract for less than seven years), any pro rata account administration charge and any uncollected premium taxes to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See "Contingent Deferred Sales Charge," "Account Administration Charge," and "Premium Tax Charge." If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. See the discussion of vesting of Credit Enhancements under "Extra Credit." The Withdrawal Value during the Annuity Period under Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.

      The Company requires the signature of all Owners on any request for withdrawal. The Company also requires a guarantee of all such signatures to effect the transfer or exchange of all of the Contract, or any part of the Contract in excess of $25,000, for another investment. The signature guarantee must be provided by an eligible guarantor, such as a bank, broker, credit union, national securities exchange or savings association. Notarization is not an acceptable form of signature guarantee. The Company further requires that any request to transfer or exchange all or part of the Contract for another investment be made upon a transfer form provided by the Company which is available upon request.


      A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be at least $500 except systematic withdrawals discussed below. A request for a partial withdrawal will result in a payment by the Company of the amount specified in the partial withdrawal request less any applicable withdrawal charge, any premium tax charge and a percentage of any Credit Enhancements that have not yet vested. Any withdrawal charge on partial withdrawals (including systematic withdrawals) from Purchase Payments and/or Bonus Credits that have been held in the Contract for less than seven years will be deducted from the requested payment amount as will any premium tax charge and a percentage of any Credit Enhancements that have not yet vested. Alternatively, you may request that any withdrawal charge, any premium tax charge and a percentage of any unvested Credit Enhancements, be deducted from your remaining Contract Value, provided there is sufficient Contract Value available. Upon payment, your Contract Value will be reduced by an amount equal to the payment, or if you requested that any withdrawal charges be deducted from your remaining Contract Value, your Contract Value also will be reduced by the amount of any such withdrawal charge, and/or premium tax charge and a percentage of any Credit Enhancements that have not yet vested. See "Premium Tax Charge" and "Extra Credit." No partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account.

      If a partial withdrawal (other than a systematic withdrawal) is requested after the first Contract Year that would leave the Withdrawal Value in the Contract less than $2,000, the Company reserves the right to terminate the Contract and pay the Contract Value in one sum to the Owner. However, the Company will first notify the Owner that the Contract is subject to termination, and will only terminate the Contract if, after 90 days following the date of the notice, the Owner has not made any Purchase Payments to increase the Withdrawal Value to $2,000. No partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account.


      The Company will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts and the Fixed Account, according to the Owner's instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same

--------------------------------------------------------------------------------
                                       37

--------------------------------------------------------------------------------

proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.


      A full or partial withdrawal, including a systematic withdrawal, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59 1/2, may be subject to a 10% penalty tax. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 403(b) of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. For more information, see "Restrictions on Withdrawals from Qualified Plans" and "Restrictions under the Texas Optional Retirement Program." The tax consequences of a withdrawal under the Contract should be carefully considered. See "Federal Tax Matters."


SYSTEMATIC WITHDRAWALS -- The Company currently offers a feature under which you may select systematic withdrawals. Under this feature, an Owner may elect to receive systematic withdrawals while the Owner is living and before the Annuity Start Date by sending a properly completed Scheduled Systematic Withdrawal form to the Company at its Administrative Office. This option may be elected at any time. An Owner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts and/or Fixed Account, as a fixed period, as level payments, as a specified dollar amount, as all earnings in the Contract, or based upon the life expectancy of the Owner or the Owner and a beneficiary. An Owner also may designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannual or annual. The Owner may stop or modify systematic withdrawals upon proper written request received by the Company at its Administrative Office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable.

      Each systematic withdrawal must be at least $100. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable withdrawal charge and premium tax. Contract Value will also be reduced by a percentage of any Credit Enhancements that have not yet vested. See "Extra Credit."


      If an Owner is enrolled in the Dollar Cost Averaging or Asset Reallocation Options, the Owner may not elect to receive systematic withdrawals from any Subaccount that is part of the Dollar Cost Averaging or Asset Reallocation Options.


      In no event will payment of a systematic withdrawal exceed the Contract Value less any applicable withdrawal charges, any uncollected premium taxes, any pro rata account administration charge, and any reduction for Credit Enhancements that have not yet vested (the "Withdrawal Value"). The Contract will automatically terminate if a systematic withdrawal causes the Contract's Withdrawal Value to equal $0.

      The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal, including any applicable withdrawal charge, will be allocated to your Contract Value in the Subaccounts and the Fixed Account, as you have directed. If you do not specify the allocation, the Company will deduct the systematic withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.

      The Company may, at any time, discontinue, modify, suspend or charge a fee for systematic withdrawals. You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax which may be imposed on withdrawals made prior to the Owner attaining age 59 1/2. See "Restrictions on Withdrawals from Qualified Plans," "Restrictions under the Texas Optional Retirement Program," and "Federal Tax Matters." If you purchased the Guaranteed Lifetime Withdrawal Benefit Rider, we will not automatically cancel any existing systematic withdrawals that you have established. Since "Excess Withdrawals" may significantly reduce or even eliminate your ability to make lifetime withdrawals under the Rider, you should consider whether any existing systematic withdrawals should be adjusted. See "Guaranteed Lifetime Withdrawal Benefit Rider" in Appendix C - Riders Available for Purchase Only Prior to February 1, 2010.

FREE-LOOK RIGHT -- You may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. Purchase Payments received during the Free-Look period will be allocated according to your instructions contained in the application or more recent instructions, if any. If you return your Contract during the Free-Look Period, the Company will then deem void the returned Contract and will refund to you as of the Valuation Date on which the Company receives your Contract Purchase Payments allocated to the Fixed Account (not including any Credit Enhancements and/or Bonus Credits if the Extra Credit Rider and/or Automatic Bonus Credit Rider was in effect). The Company will also refund any Contract Value allocated to the Subaccounts based upon the value of Accumulation Units next determined after we received your Contract, plus any charges deducted from such Contract Value, less any such Contract Value attributable to Credit Enhancements and/or Bonus Credits. Because the Company will deduct the current value of any Credit Enhancements and/or Bonus Credits from the amount of Contract Value refunded to you, the Company will bear

--------------------------------------------------------------------------------
                                       38

--------------------------------------------------------------------------------

the investment risk associated with Credit Enhancements and Bonus Credits during the Free-Look Period.


      Some states' laws require us to refund your Purchase Payments. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund the greater of: (1) Purchase Payments (not including any Credit Enhancements or Bonus Credits); or (2) Contract Value, plus any charges deducted from such Contract Value, less the Contract Value attributable to any Credit Enhancements and/or Bonus Credits.


DEATH BENEFIT -- You should consider the following provisions carefully when choosing the Designated Beneficiary, Annuitant, any Joint Annuitant, and any Joint Owner, as well as before changing any of these parties. Naming different persons as Owner(s), Annuitant(s) and Designated Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it.

      If an Owner dies prior to the Annuity Start Date while this Contract is in force, the Company will calculate the death benefit proceeds payable to the Designated Beneficiary as of the Valuation Date the Company receives due proof of the Owner's death and instructions regarding payment to the Designated Beneficiary. If there are Joint Owners, the death benefit proceeds will be calculated upon receipt of due proof of death of either Owner and instructions regarding payment.

      If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See "Distribution Requirements." If any Owner is not a natural person, the death benefit proceeds will be calculated upon receipt of due proof of death of the Annuitant prior to the Annuity Start Date and instructions regarding payment. If the death of an Owner occurs on or after the Annuity Start Date, any death benefit will be determined according to the terms of the Annuity Option. See "Annuity Options."

      The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax. If the age of each Owner (or Annuitant, if the Owner is not a natural person) was 80 or younger on the Contract Date and an Owner dies prior to the Annuity Start Date while this Contract is in force, the amount of the death benefit will be the greater of:

1. The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits if the Extra Credit Rider and/or Automatic Bonus Credit Rider were in effect), less any reductions caused by previous withdrawals, including withdrawal charges, or

2. The Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company (less any Credit Enhancements applied during the 12 months prior to the date of the Owner's death).

      If any Owner (or Annuitant, if the Owner is not a natural person) was age 81 or older on the Contract Date, the death benefit will be as set forth in item 2 above.

      If you purchased one of the optional riders that provide an enhanced death benefit, your death benefit will be determined in accordance with the terms of the rider. See the discussion of Annual Stepped Up Death Benefit Rider above, as well as the discussion of Guaranteed Growth Death Benefit Rider, Combined Annual Stepped Up and Guaranteed Growth Death Benefit Rider, Enhanced Death Benefit Rider, Combined Enhanced and Annual Stepped Up Death Benefit Rider, Combined Enhanced and Guaranteed Growth Death Benefit Rider, Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit Rider, 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Rider, and Total Protection Rider in Appendix C - Riders Available for Purchase Only Prior to February 1, 2010. Your death benefit proceeds under the rider will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax and, if the proceeds are based upon Contract Value, any Credit Enhancements applied during the 12 months preceding the Owner's date of death.

      The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. However, if the Participant has completed a restricted beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form. IF THE COMPANY DOES NOT RECEIVE AT ITS ADMINISTRATIVE OFFICE WITHIN SIX MONTHS OF THE DATE OF THE OWNER'S DEATH INSTRUCTIONS REGARDING THE DEATH BENEFIT PAYMENT, THE DEATH BENEFIT WILL BE AS SET FORTH IN ITEM 2 ABOVE. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. A tax adviser should be consulted in considering Annuity Options. See "Federal Tax Matters" and "Distribution Requirements" for a discussion of the tax consequences in the event of death.

DISTRIBUTION REQUIREMENTS -- For Contracts issued in connection with a Non-Qualified Plan, if the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue this Contract in force until the earliest of the spouse's death or the Annuity Start Date or receive the death benefit proceeds. If the surviving spouse elects to continue the Contract, no death benefit will be paid and Contract Value will not be adjusted to reflect the amount of any

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                                       39

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death benefit; provided, however, that the Designated Beneficiary will be entitled to receive the death benefit proceeds in accordance with the terms of the Contract upon the death of the surviving spouse.


      The right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation, are available only to a person who meets the definition of "spouse" under Federal law. The Federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws. Therefore the spousal continuation provisions of the Contract will not be available to such partners or same sex marriage spouses. Consult a tax advisor for more information on this subject.


      For any Designated Beneficiary other than a surviving spouse, only those options may be chosen that provide for complete distribution of such Owner's interest in the Contract within five years of the death of the Owner. If the Designated Beneficiary is a natural person, that person alternatively can elect to begin receiving annuity payments within one year of the Owner's death over a period not extending beyond his or her life or life expectancy. If the Owner of the Contract is not a natural person, these distribution rules are applicable upon the death of or a change in the primary Annuitant.

      For Contracts issued in connection with a Qualified Plan, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to limitations or restrictions on distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.

      Please note that any death benefit we may pay that is in excess of Contract Value is subject to our financial strength and claims-paying ability.

DEATH OF THE ANNUITANT -- If the Annuitant dies prior to the Annuity Start Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant's death. If a new Annuitant is not named, the Company will designate the Owner as Annuitant. On the death of the Annuitant after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death.

CHARGES AND DEDUCTIONS

CONTINGENT DEFERRED SALES CHARGE -- The Company does not deduct sales charges from Purchase Payments before allocating them to Contract Value. However, except as set forth below, the Company may assess a contingent deferred sales charge (which may also be referred to as a "withdrawal charge") on a full or partial withdrawal, including systematic withdrawals, depending on how long your Purchase Payments have been held under the Contract. Purchase Payments include the Bonus Credits for purposes of assessing the withdrawal charge. As such, the Bonus Credits are subject to withdrawal charges on the same basis as Purchase Payments in the event of a full or partial withdrawal of any such Bonus Credits.

      The Company will waive the withdrawal charge on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the Free Withdrawal amount. The Free Withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements and/or Bonus Credits, made during the year and for any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year.

      The withdrawal charge applies to the portion of any withdrawal, consisting of Purchase Payments and/or Bonus Credits that exceeds the Free Withdrawal amount. For purposes of determining the withdrawal charge, withdrawals are considered to come first from Purchase Payments, then Bonus Credits in the order they were received and then from earnings. The withdrawal charge does not apply to withdrawals of earnings. Free withdrawal amounts do not reduce Purchase Payments or Bonus Credits for the purpose of determining future withdrawal charges. Also, under the Guaranteed Lifetime Withdrawal Benefit, Guaranteed Minimum Withdrawal Benefit and Total Protection Riders, withdrawals of up to the Annual Withdrawal Amount are not subject to a withdrawal charge but reduce the Free Withdrawal amount otherwise available in that Contract Year.

      The amount of the charge will depend on how long your Purchase Payments and/or Bonus Credits have been held under the Contract. Each Purchase Payment and Bonus Credit is considered to have a certain "age," depending on the length of time since the Purchase Payment or Bonus Credit was effective. A Purchase Payment or Bonus Credit is "age one" in the year beginning on the date the Purchase Payment or Bonus Credit is applied by the Company and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:

        ------------------------------------------------------------
                  PURCHASE PAYMENT OR
                  BONUS CREDIT AGE (IN               WITHDRAWAL
                        YEARS)                         CHARGE
        ------------------------------------------------------------
                            1                           7%
                            2                           7%
                            3                           6%
                            4                           5%
                            5                           4%
                            6                           3%
                            7                           2%
                       8 and over                       0%
        ------------------------------------------------------------

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      The Company will deduct the withdrawal charge from your withdrawal payment, unless you request that the charge be deducted from remaining Contract Value and provided there is sufficient Contract Value available. In no event will the amount of any withdrawal charge, when added to such charge previously assessed against any amount withdrawn from the Contract, exceed 7% of Purchase Payments and Bonus Credits paid under the Contract. In addition, no withdrawal charge will be imposed upon: (1) payment of death benefit proceeds; or (2) annuity options that provide for payments for life, or a period of at least seven years. The Company will assess the withdrawal charge against the Subaccounts and the Fixed Account in the same proportion as the withdrawal proceeds are allocated.

      The withdrawal charge is designed to reimburse the Company for costs and other expenses associated with the promotion and sales of the Contract, such as paying sales commissions to broker-dealers. It is expected that actual expenses will be greater than the amount of the withdrawal charge. To the extent that all sales expenses are not recovered from the charge, such expenses may be recovered from other charges, including amounts derived indirectly from the charge for mortality and expense risk.

MORTALITY AND EXPENSE RISK CHARGE -- The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 0.60%, on an annual basis, of each Subaccount's average daily net assets. If you are subject to mortality and expense risk charge above the minimum charge, the Company deducts the excess amount from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value, as set forth in the table below.

--------------------------------------------------------------------------------
                                                           ANNUAL MORTALITY AND
CONTRACT VALUE                                             EXPENSE RISK CHARGE
--------------------------------------------------------------------------------
Less than $25,000                                                  0.85%
At least $25,000 but less than $100,000                            0.70%
$100,000 or more                                                   0.60%
--------------------------------------------------------------------------------

These amounts are also deducted during the Annuity Period. Under Options 5 and 6, the mortality and expense risk charge is calculated and deducted as described above. However, the mortality and expense risk charge is 1.25%, on an annual basis, under Options 1 through 4, 7 and 8, in lieu of the amounts set forth above and is deducted daily. The mortality and expense risk charge is intended to compensate the Company for certain mortality and expense risks the Company assumes in offering and administering the Contracts and operating the Subaccounts.

      The expense risk is the risk that the Company's actual expenses in issuing and administering the Contracts and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company's actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract.

      The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including distribution expenses. See "Determination of Contract Value" for more information about how the Company deducts the mortality and expense risk charge.

ADMINISTRATION CHARGE -- The Company deducts a daily administration charge equal to an annual rate of 0.15% of each Subaccount's average daily net assets. The purpose of this charge is to compensate the Company for the expenses associated with administration of the Contracts and operation of the Subaccounts.

ACCOUNT ADMINISTRATION CHARGE -- The Company deducts an account administration charge of $30.00 from Contract Value at each Contract Anniversary. The Company will waive the charge if your Contract Value is $50,000 or more on the date the charge is to be deducted. The Company will deduct a pro rata account administration charge (1) upon a full withdrawal; (2) upon the Annuity Start Date if one of the Annuity Options 1 through 4, 7 or 8 is chosen; and (3) upon payment of a death benefit. This charge is not deducted during the Annuity Period if one of the Annuity Options 1 through 4, 7 or 8 is chosen. The purpose of the charge is to compensate the Company for the expenses associated with administration of the Contract.

PREMIUM TAX CHARGE -- Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner's state of residence, the Annuitant's state of residence, and the insurance tax laws and the Company's status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. The Company deducts this charge when due, typically upon the Annuity Start Date or payment of a Purchase Payment. The Company may deduct premium tax upon a full withdrawal if a premium tax has been

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                                       41

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incurred and is not refundable. Currently, in Maine and Wyoming the Company deducts the premium tax from Purchase Payments applied to a Non-Qualified Plan. Those amounts are currently 2.00% and 1.00%, respectively. Partial withdrawals, including systematic withdrawals, may be subject to a premium tax charge if a premium tax is incurred on the withdrawal by the Company and is not refundable. The Company reserves the right to deduct premium taxes when due or any time thereafter. Premium tax rates currently range from 0% to 3.5%, but are subject to change by a governmental entity.

LOAN INTEREST CHARGE -- The Company charges an effective annual interest rate on a loan that will never be greater than an amount equal to the Guaranteed Rate plus 2.5% and plus the total charges for riders you have selected. The Company also will credit the amount in the Loan Account with an effective annual interest rate equal to the Guaranteed Rate. After offsetting interest credited at the Guaranteed Rate, the net cost of a loan is the interest rate charged by the Company less the amount of the Guaranteed Rate. Thus, the highest net cost of a loan you may be charged is 2.5%, plus the amount of any applicable rider charges.

OTHER CHARGES -- The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See "Tax Status of Security Benefit and the Separate Account" and "Charge for Security Benefit Taxes."

VARIATIONS IN CHARGES -- The Company may reduce or waive the amount of the contingent deferred sales charge and certain other charges for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial Purchase Payment or projected Purchase Payments or the Contract is sold in connection with a group or sponsored arrangement.

OPTIONAL RIDER CHARGES --In addition to the charges and deductions discussed above, you may purchase certain optional riders under the Contract. The Company makes each rider available only at issue.

      The Company deducts a monthly charge from Contract Value for any riders elected by the Owner. The Company generally will deduct the monthly rider charge from Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect one of Annuity Options 1 through 4, 7 or 8 and will deduct the monthly rider charge for the life of the Contract if you elect Annuity Option 5 or 6. Thus, the Company may deduct certain rider charges during periods where no benefits are provided or payable. The charge for the Extra Credit Rider, however, is deducted only during the seven-year period beginning on the Contract Date, and the charge for the Guaranteed Lifetime Withdrawal Benefit Rider is deducted until the earlier of termination of the rider or the date the Contract Value is reduced to zero. The amount of each rider charge is equal to a percentage, on an annual basis, of your Contract Value. Each rider and its charge are listed below. A RIDER MAY NOT BE AVAILABLE IN ALL STATES.

      As noted in the table, certain riders are no longer available for purchase. For more information on these riders, please see Appendix C - Riders Available for Purchase Only Prior to February 1, 2010.

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                                       42

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--------------------------------------------------------------------------------
OPTIONAL RIDER EXPENSES (as a percentage of Contract Value)
--------------------------------------------------------------------------------

                                                                                               ANNUAL
                                                                                  RATE(1)   RIDER CHARGE
-------------------------------------------------------------------------------------------------------
                RIDERS AVAILABLE FOR PURCHASE WITH THE CONTRACT:
-------------------------------------------------------------------------------------------------------
Annual Stepped Up Death Benefit                                                   ---         0.20%
-------------------------------------------------------------------------------------------------------
Extra Credit(2)                                                                     4%        0.55%
-------------------------------------------------------------------------------------------------------
Waiver of Withdrawal Charge                                                       ---         0.05%
-------------------------------------------------------------------------------------------------------
Alternate Withdrawal Charge(3)                                                     0-Year     0.70%
                                                                                   4-Year     0.60%(4)
-------------------------------------------------------------------------------------------------------
          RIDERS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010:
-------------------------------------------------------------------------------------------------------
Guaranteed Lifetime Withdrawal Benefit      (One Covered Person)                  ---         0.85%(5)
                                            (Two Covered Persons)                 ---         1.25%(5)
-------------------------------------------------------------------------------------------------------
Guaranteed Minimum Income Benefit                                                   3%        0.15%
                                                                                    5%        0.30%
-------------------------------------------------------------------------------------------------------
6% Dollar for Dollar Guaranteed Minimum Income Benefit                              6%        0.60%
-------------------------------------------------------------------------------------------------------
Guaranteed Growth Death Benefit                                                     3%        0.10%
                                                                                    5%        0.20%
                                                                                    6%(6)     0.25%
                                                                                    7%(6)     0.30%
-------------------------------------------------------------------------------------------------------
Combined Annual Stepped Up and Guaranteed Growth Death Benefit                      5%        0.25%
-------------------------------------------------------------------------------------------------------
Enhanced Death Benefit                                                            ---         0.25%
-------------------------------------------------------------------------------------------------------
Combined Enhanced and Annual Stepped Up Death Benefit                             ---         0.35%
-------------------------------------------------------------------------------------------------------
Combined Enhanced and Guaranteed Growth Death Benefit                               5%        0.35%
-------------------------------------------------------------------------------------------------------
Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit            5%        0.40%
-------------------------------------------------------------------------------------------------------
6% Dollar for Dollar Guaranteed Minimum Income                                      6%        0.85%
Benefit and Guaranteed Minimum Death Benefit
-------------------------------------------------------------------------------------------------------
Guaranteed Minimum Withdrawal Benefit                                             ---         0.45%(7)
-------------------------------------------------------------------------------------------------------
Total Protection                                                                  ---         0.85%(7)
-------------------------------------------------------------------------------------------------------
Extra Credit(2)                                                                     3%        0.40%
                                                                                    5%        0.70%
-------------------------------------------------------------------------------------------------------

(1) Rate refers to the applicable interest rate for the Guaranteed Minimum Income Benefit Rider, the 6% Dollar for Dollar Guaranteed Minimum Income Benefit Rider, the Guaranteed Growth Death Benefit Rider, the Combined Annual Stepped Up and Guaranteed Growth Death Benefit Rider, the Combined Enhanced and Guaranteed Growth Death Benefit Rider, the Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit Rider, and the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Rider, the applicable Credit Enhancement rate for the Extra Credit Rider and the applicable withdrawal charge schedule for the Alternate Withdrawal Charge Rider.

(2) The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.

(3) If the 4-Year Alternate Withdrawal Charge Rider has not been approved in a state, a 3-Year Alternate Withdrawal Charge Rider is available for a charge of 0.40%. See "Alternate Withdrawal Charge."

(4) The charge for the 4-year Alternate Withdrawal Charge Rider is 0.60% if the Company issues your Rider on or after January 1, 2005. However, if the Company issued your Rider prior to that date, the charge is 0.55%.

(5) The Company will deduct the charge for this rider until the earlier of termination of the rider or the date your Contract Value is reduced to zero.

(6)   Not available to Texas residents.

(7) The Company may increase the rider charge for the Guaranteed Minimum Withdrawal Benefit Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.10% on an annual basis. Please see the discussion under "Guaranteed Minimum Withdrawal Benefit" in Appendix C - Riders Available for Purchase Only Prior to February 1, 2010. The current charge for the rider is used in calculating the maximum rider charge of 2.00% of Contract Value (1.00% for Contracts issued prior to June 19, 2006 with a 0-Year Alternate Withdrawal Charge Rider).

(8) The Company may increase the rider charge for the Total Protection Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.45% on an annual basis. Please see the discussion under "Total Protection" in Appendix C - Riders Available for Purchase Only Prior to February 1, 2010. The current charge for the rider is used in calculating the maximum rider charge of 2.00% of Contract Value (1.00% for Contracts issued prior to June 19, 2006 with a 0-Year Alternate Withdrawal Charge Rider).
--------------------------------------------------------------------------------

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                                       43

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GUARANTEE OF CERTAIN CHARGES -- The Company guarantees that: (1) the charge for mortality and expense risks will not exceed an annual rate of 0.85% (1.25% during the Annuity Period) of each Subaccount's average daily net assets; (2) the administration charge will not exceed an annual rate of 0.15% of each Subaccount's average daily net assets; and (3) the account administration charge will not exceed $30 per year.

UNDERLYING FUND EXPENSES -- Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Underlying Fund. Each Underlying Fund's net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Underlying Fund. These fees and expenses are not deducted from the Subaccounts, but are paid from the assets of the corresponding Underlying Fund. As a result, the Owner indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in each Underlying Fund's prospectus, are not specified or fixed under the terms of the Contract, and may vary from year to year.

ANNUITY PERIOD

GENERAL -- You select the Annuity Start Date at the time of application. The Annuity Start Date may not be prior to the third annual Contract Anniversary and may not be deferred beyond the Annuitant's 95th birthday, although the terms of a Qualified Plan and the laws of certain states may require that you start annuity payments at an earlier age. If you do not select an Annuity Start Date, the Annuity Start Date will be the later of the Annuitant's 70th birthday or the tenth annual Contract Anniversary. If you do not select an Annuity Option, annuity payments will not begin until you make a selection, which may be after the Annuity Start Date. For Contracts issued in Arizona on or after September 20, 2007, if no Annuity Start Date is selected, the Annuity Start Date will be the Annuitant's 95th birthday. See "Selection of an Option." If there are Joint Annuitants, the birth date of the older Annuitant will be used to determine the latest Annuity Start Date.

      On the Annuity Start Date, the proceeds under the Contract will be applied to provide an Annuity under one of the options described below. Each option is available in two forms--either as a variable Annuity for use with the Subaccounts or as a fixed Annuity for use with the Fixed Account. A combination variable and fixed Annuity is also available. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. Unless you direct otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable Annuity and proceeds derived from Contract Value allocated to the Fixed Account will be applied to purchase a fixed Annuity. The proceeds under the Contract will be equal to your Contract Value in the Subaccounts and the Fixed Account as of the Annuity Start Date, reduced by any applicable premium taxes, any outstanding Contract Debt and, for Options 1 through 4, 7 and 8, a pro rata account administration charge, if applicable.

      The Contract provides for eight Annuity Options. The Company may make other Annuity Options available upon request. Annuity payments under Annuity Options 1 through 4, 7 and 8 are based upon annuity rates that vary with the Annuity Option selected. In the case of Options 1 through 4 and 8, the annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect the Annuitant's life expectancy based upon the Annuitant's age as of the Annuity Start Date and the Annuitant's gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table with mortality improvement under projection scale G and are adjusted to reflect an assumed interest rate of 3.5%, compounded annually. In the case of Options 5 and 6 as described below, annuity payments are based upon Contract Value without regard to annuity rates.

      Annuity Options 1 through 4 and 8 provide for payments to be made during the lifetime of the Annuitant. Annuity payments under such options cease in the event of the Annuitant's death, unless the option provides for a guaranteed minimum number of payments, for example a life income with guaranteed payments of 5, 10, 15 or 20 years. The level of annuity payments will be greater for shorter guaranteed periods and less for longer guaranteed periods. Similarly, payments will be greater for life annuities than for joint and survivor annuities, because payments for life annuities are expected to be made for a shorter period.

      You may elect to receive annuity payments on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $100. If the frequency of payments selected would result in payments of less than $100, the Company reserves the right to change the frequency. For example, if you select monthly payments and your payment amount would be $75 per month, the Company could elect to change your payment frequency to quarterly as less frequent payments will result in a larger payment amount (assuming the same amount is applied to purchase the annuity).

      You may designate or change an Annuity Start Date, Annuity Option, or Annuitant, provided proper written notice is received by the Company at its Administrative Office at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be at least 30 days after the date written notice requesting a change of Annuity Start Date is received at the Company's Administrative Office.

      Once annuity payments have commenced under Annuity Options 1 through 4 and 8, an Annuitant or

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Owner cannot change the Annuity Option and cannot make partial withdrawals or surrender his or her annuity for the Withdrawal Value. An Owner also cannot change the Annuity Option or make partial withdrawals or surrender his or her annuity for the Withdrawal Value if he or she has elected fixed annuity payments under Option 7. Under Annuity Options 5 and 6, an Owner may make full or partial withdrawals of Contract Value (other than systematic withdrawals), subject to any applicable withdrawal charge, premium tax charge, and pro rata account administration charge.

      If an Owner has elected variable annuity payments or a combination of variable and fixed annuity payments under Option 7, an Owner may elect to withdraw the present value of future annuity payments, commuted at the assumed interest rate, subject to a reduction for any applicable withdrawal charge and any uncollected premium tax. If the Owner elects a partial withdrawal under Option 7, future variable annuity payments will be reduced as a result of such withdrawal. The Company will make payment in the amount of the partial withdrawal requested and will reduce the amount of future annuity payments by a percentage that is equal to the ratio of (i) the partial withdrawal, plus any applicable withdrawal charge and any uncollected premium tax, over (ii) the present value of future annuity payments, commuted at the assumed interest rate. The number of Annuity Units used in calculating future variable annuity payments is reduced by the applicable percentage. The tax treatment of partial withdrawals taken after the annuity starting date is uncertain. Consult a tax advisor before requesting a withdrawal after the annuity starting date. The Owner may not make systematic withdrawals under Option 7. See "Value of Variable Annuity Payments: Assumed Interest Rate" for more information with regard to how the Company calculates variable annuity payments.

      An Owner or Annuitant may transfer Contract Value among the Subaccounts during the Annuity Period.

      The Contract specifies annuity tables for Annuity Options 1 through 4, 7 and 8, described below. The tables contain the guaranteed minimum dollar amount (per $1,000 applied) of the FIRST annuity payment for a variable Annuity and each annuity payment for a fixed Annuity.

      If you have purchased the Guaranteed Lifetime Withdrawal Benefit Rider and your Contract Value is greater than zero on the Annuity Start Date, then instead of receiving the Annuity Payments described above, you may elect to receive annual Annuity Payments equal to the Annual Amount under the Rider as of the Annuity Start Date. If you choose to do so, then we will make Annuity Payments until the later of: (i) the death of the Covered Person (or until the later of the death of the Covered Person or Joint Covered Person, if applicable), or (ii) a fixed period equal to the Contract Value on the Annuity Start Date divided by the Annual Amount on the Annuity Start Date. If the Covered Person (or both the Covered Person and the Joint Covered Person, if applicable) dies before receiving the fixed number of Annuity Payments, then we will make any remaining Annuity Payments to the Designated Beneficiary. See "Guaranteed Lifetime Withdrawal Benefit Rider" in Appendix C - Riders Available for Purchase Only Prior to February 1, 2010.

ANNUITY OPTIONS --

      OPTION 1 -- LIFE INCOME. Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant's death occurred prior to the due date of the second annuity payment, two if death occurred prior to the due date of the third annuity payment, etc. THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS WILL CEASE UPON THE DEATH OF THE ANNUITANT REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

      OPTION 2 -- LIFE INCOME WITH GUARANTEED PAYMENTS OF 5, 10, 15 OR 20 YEARS. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the Annuitant's death after the period certain, no further annuity payments will be made. If you have elected the Guaranteed Minimum Income Benefit Rider, the 6% Dollar for Dollar Guaranteed Minimum Income Benefit Rider, or the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Rider, you may apply the Minimum Income Benefit to purchase a Life Income Annuity with a 10-year period certain. The annuity rates under the rider are based upon the 1983(a) mortality table with mortality improvement under projection scale G and an interest rate of 2 1/2% (2% for the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Riders) in lieu of the rate described above.

      OPTION 3 -- LIFE WITH INSTALLMENT OR UNIT REFUND OPTION. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Option by the amount of the first payment, annuity payments will be continued to the Designated Beneficiary until that number of payments has been made.

      OPTION 4 --

      A. JOINT AND LAST SURVIVOR. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, Annuity Payments continue to the surviving Annuitant at the same or a reduced level of

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75%, 66 2/3% or 50% of Annuity Payments as elected by the Owner at the time the
Annuity Option is selected. With respect to fixed annuity payments, the amount of the annuity payment, and with respect to variable annuity payments, the number of Annuity Units used to determine the annuity payment, is reduced as of the first annuity payment following the Annuitant's death. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. AS IN THE CASE OF OPTION 1, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION 4A. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

      B. JOINT AND LAST SURVIVOR WITH GUARANTEED PAYMENTS OF 5, 10, 15 OR 20 YEARS. You may also select Option 4 with guaranteed payments. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, Annuity Payments continue to the surviving Annuitant at the same level with the promise that if, at the death of the both Annuitants, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the last death of the Annuitants after the period certain, no further annuity payments will be made. If you have elected the Guaranteed Minimum Income Benefit Rider, the 6% Dollar for Dollar Guaranteed Minimum Income Benefit Rider, or the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Rider, you may apply the Minimum Income Benefit to purchase a fixed Joint and Last Survivor Annuity with a 10-year period certain. The annuity rates under the rider are based upon the 1983(a) mortality table with mortality improvement under projection scale G and an interest rate of 2 1/2% (2% for the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Riders) in lieu of the rate described above.

      OPTION 5 -- PAYMENTS FOR SPECIFIED PERIOD. Periodic annuity payments will be made for a fixed period, which may be from 5 to 20 years, as elected by the Owner. The amount of each annuity payment is determined by dividing Contract Value by the number of annuity payments remaining in the period. If, at the death of all Annuitants, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct the monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.

      OPTION 6 -- PAYMENTS OF A SPECIFIED AMOUNT. Periodic annuity payments of the amount elected by the Owner will be made until Contract Value is exhausted, with the guarantee that, if, at the death of all Annuitants, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct the monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.

      OPTION 7 -- PERIOD CERTAIN. Periodic annuity payments will be made for a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner. This option differs from Option 5 in that annuity payments are calculated on the basis of Annuity Units rather than as a percentage of Contract Value. If the Annuitant dies prior to the end of the period, the remaining payments will be made to the Designated Beneficiary.

      OPTION 8 -- JOINT AND CONTINGENT SURVIVOR OPTION. Periodic annuity payments will be made during the life of the primary Annuitant. Upon the death of the primary Annuitant, payments will be made to the contingent Annuitant during his or her life. If the contingent Annuitant is not living upon the death of the primary Annuitant, no payments will be made to the contingent Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. AS IN THE CASE OF OPTIONS 1 AND 4A, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

      VALUE OF VARIABLE ANNUITY PAYMENTS: ASSUMED INTEREST RATE. The annuity tables in the Contract which are used to calculate variable annuity payments for Annuity Options 1 through 4, 7 and 8 are based on an "assumed interest rate" of 3 1/2%, compounded annually. Variable annuity payments generally increase or decrease from one annuity payment date to the next based upon the performance of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the performance of the Subaccount selected is equal to the assumed interest rate, the annuity payments will remain constant. If the performance of the Subaccounts is greater than the assumed interest rate, the annuity payments will increase and if it is less than the assumed interest rate, the annuity payments will decline. A higher assumed interest rate would mean a higher initial annuity payment but the amount of the annuity payment would increase more slowly in a rising market (or the amount of the annuity payment would decline more rapidly in a declining market). A lower assumption would have the opposite effect.

      The Company calculates variable annuity payments under Options 1 through 4, 7 and 8 using Annuity Units. The value of an Annuity Unit for each Subaccount is determined as of each Valuation Date and was initially $1.00. The Annuity Unit value of a Subaccount as of any subsequent Valuation Date is determined by adjusting the Annuity Unit value on the previous Valuation Date

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for (1) the interim performance of the corresponding Underlying Fund; (2) any dividends or distributions paid by the corresponding Underlying Fund; (3) the mortality and expense risk and administration charges; (4) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount; and (5) the assumed interest rate.

      The Company determines the number of Annuity Units used to calculate each variable annuity payment as of the Annuity Start Date. As discussed above, the Contract specifies annuity rates for Options 1 through 4, 7 and 8 for each $1,000 applied to an Annuity Option. The proceeds under the Contract as of the Annuity Start Date, are divided by $1,000 and the result is multiplied by the rate per $1,000 specified in the annuity tables to determine the initial annuity payment for a variable annuity and the guaranteed monthly annuity payment for a fixed annuity.

      On the Annuity Start Date, the Company divides the initial variable annuity payment by the value as of that date of the Annuity Unit for the applicable Subaccount to determine the number of Annuity Units to be used in calculating subsequent annuity payments. If variable annuity payments are allocated to more than one Subaccount, the number of Annuity Units will be determined by dividing the portion of the initial variable annuity payment allocated to a Subaccount by the value of that Subaccount's Annuity Unit as of the Annuity Start Date. The initial variable annuity payment is allocated to the Subaccounts in the same proportion as the Contract Value is allocated as of the Annuity Start Date. The number of Annuity Units will remain constant for subsequent annuity payments, unless the Owner transfers Annuity Units among Subaccounts or makes a withdrawal under Option 7.

      Subsequent variable annuity payments are calculated by multiplying the number of Annuity Units allocated to a Subaccount by the value of the Annuity Unit as of the date of the annuity payment. If the annuity payment is allocated to more than one Subaccount, the annuity payment is equal to the sum of the payment amount determined for each Subaccount.

SELECTION OF AN OPTION -- You should carefully review the Annuity Options with your financial or tax adviser. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, Qualified Plans generally require that annuity payments begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 70 1/2. In addition, under a Qualified Plan, the period elected for receipt of annuity payments under Annuity Options (other than Life Income) generally may be no longer than the joint life expectancy of the Annuitant and beneficiary in the year that the Annuitant reaches age 70 1/2, and must be shorter than such joint life expectancy if the beneficiary is not the Annuitant's spouse and is more than ten years younger than the Annuitant.

      The Company does not allow the Annuity Start Date to be deferred beyond the Annuitant's 95th birthday.

THE FIXED ACCOUNT

      The Fixed Account is not available in all states. Even if it is available in your state, the Fixed Account is not available if you select the Extra Credit Rider at 4% or the 0-Year or 4-Year Alternate Withdrawal Charge Rider. If the Fixed Account and Loan Account are important to you, you should not select the foregoing optional riders. (The Fixed Account also is not available if you purchased the Extra Credit Rider at 3% or 5% or the Guaranteed Lifetime Withdrawal Benefit Rider. See Appendix C - Riders Available for Purchase Only Prior to February 1, 2010.)

      If the Fixed Account is available under your Contract, you may allocate all or a portion of your Purchase Payments and transfer Contract Value to the Fixed Account. Amounts allocated to the Fixed Account become part of the Company's General Account, which supports the Company's insurance and annuity obligations. The General Account is subject to regulation and supervision by the Kansas Insurance Department and is also subject to the insurance laws and regulations of other jurisdictions in which the Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account have not been registered as securities under the Securities Act of 1933 (the "1933 Act") and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. The Company has been advised that the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the Fixed Account. This disclosure, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Account. For more information regarding the Fixed Account, see "The Contract."

      Amounts allocated to the Fixed Account become part of the General Account of the Company, which consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over investment of the assets of its General Account. Please note that any amounts we guarantee in

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connection with the Fixed Account are subject to our financial strength and claims-paying ability.

INTEREST -- Contract Value allocated to the Fixed Account earns interest at a fixed rate or rates that are paid by the Company. The Contract Value in the Fixed Account earns interest at an interest rate that is guaranteed to be at least a specified minimum ("Guaranteed Rate"). The Guaranteed Rate accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state. Such interest will be paid regardless of the actual investment experience of the Fixed Account. The principal, after charges and deductions, also is guaranteed. In addition, the Company may in its discretion pay interest at a rate ("Current Rate") that exceeds the Guaranteed Rate. The Company will determine the Current Rate, if any, from time to time. Because the Company may declare a Current Rate in its sole discretion, you assume the risk that interest credited to Contract Value in the Fixed Account may not exceed the Guaranteed Rate.

      Contract Value allocated or transferred to the Fixed Account will earn interest at the Guaranteed Rate (or Current Rate, if any, in effect on the date such portion of Contract Value is allocated or transferred to the Fixed Account). The Current Rate paid on any such portion of Contract Value allocated or transferred to the Fixed Account will be guaranteed for rolling periods of one or more years (each a "Guarantee Period"). The Company currently offers only Guarantee Periods of one year. Upon expiration of any Guarantee Period, a new Guarantee Period of the same duration begins with respect to that portion of Contract Value, which will earn interest at the Current Rate, if any, declared on the first day of the new Guarantee Period.

      Because the Company may, in its sole discretion, anticipate changing the Current Rate from time to time, Contract Value allocated or transferred to the Fixed Account at one point in time may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account at another point in time. For example, amounts allocated to the Fixed Account in June may be credited with a different current rate than amounts allocated to the Fixed Account in July. In addition, if Guarantee Periods of different durations are offered, Contract Value allocated or transferred to the Fixed Account for a Guarantee Period of one duration may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account for a Guarantee Period of a different duration. Therefore, at any time, various portions of your Contract Value in the Fixed Account may be earning interest at different Current Rates depending upon the point in time such portions were allocated or transferred to the Fixed Account and the duration of the Guarantee Period. The Company bears the investment risk for the Contract Value allocated to the Fixed Account and for paying interest at the Guaranteed Rate on amounts allocated to the Fixed Account.

      For purposes of determining the interest rates to be credited on Contract Value in the Fixed Account, transfers from the Fixed Account pursuant to the Dollar Cost Averaging or Asset Reallocation Options will be deemed to be taken in the following order: (1) from any portion of Contract Value allocated to the Fixed Account for which the Guarantee Period expires during the calendar month in which the withdrawal, loan, or transfer is effected; (2) then in the order beginning with that portion of such Contract Value which has the longest amount of time remaining before the end of its Guarantee Period and (3) ending with that portion which has the least amount of time remaining before the end of its Guarantee Period. For more information about transfers and withdrawals from the Fixed Account, see "Transfers and Withdrawals From the Fixed Account."

      If permitted by your Contract, the Company may discontinue accepting Purchase Payments or transfers into the Fixed Account at any time.

DCA PLUS ACCOUNT -- The DCA Plus Account is not available in all states. If it is available in your state, you may allocate all or part of your initial Purchase Payment to the DCA Plus Account, which is part of the Company's Fixed Account. The rate of Current Interest declared by the Company for the DCA Plus Account will be fixed for the applicable DCA Plus Period, which is a six-month or 12-month period that begins as of the Valuation Date your Purchase Payment is applied to the DCA Plus Account. If you would like to allocate your initial Purchase Payment to the DCA Plus Account, you must complete a DCA Plus form, which is available upon request. Upon the form, you must select the applicable DCA Plus Period, the Subaccounts to which monthly transfers from the DCA Plus Account will be made, and the percentage to be allocated to each such Subaccount. Transfers from the DCA Plus Account to the Fixed Account are not permitted.

      The Company will transfer your Contract Value allocated to the DCA Plus Account to the Subaccounts that you select on a monthly basis over the DCA Plus Period. The Company will effect each transfer on the monthly anniversary of the date that your Purchase Payment is allocated to the DCA Plus Account, and the first such transfer will be made on the first monthly anniversary of that date. The amount of each monthly transfer is found by dividing Contract Value allocated to the DCA Plus Account by the number of months remaining in the DCA Plus Period. The Company may declare a rate of Current Interest for the DCA Plus Account that differs from the rate declared for the Fixed Account.

      You may allocate only Purchase Payments to the DCA Plus Account, and transfers of Contract Value to this account are not permitted under the Contract. Any Purchase Payments allocated to the DCA Plus Account must be made during the DCA Plus Period and will be

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transferred to the Subaccounts over the months remaining in the DCA Plus Period.
The DCA Plus Account is not available if you have purchased the Extra Credit Rider at 3%, 4% or 5%, the 0-Year or 4-Year Alternate Withdrawal Charge Rider or the Guaranteed Lifetime Withdrawal Benefit Rider, or if the DCA Plus Period has expired. You may terminate your allocation to the DCA Plus Account by sending a written request to transfer all Contract Value allocated to the DCA Plus Account to one or more of the Subaccounts.

DEATH BENEFIT -- The death benefit under the Contract will be determined in the same fashion for a Contract that has Contract Value allocated to the Fixed Account as for a Contract that has Contract Value allocated to the Subaccounts. See "Death Benefit."

CONTRACT CHARGES -- Premium taxes and the account administration, optional rider and withdrawal charges will be the same for Owners who allocate Purchase Payments or transfer Contract Value to the Fixed Account as for those who allocate Purchase Payments or transfer Contract Value to the Subaccounts. For Contract Value that is allocated to the Fixed Account, any optional rider charges are deducted from Current Interest. The charges for mortality and expense risks and the administration charge will not be assessed against the Fixed Account, and any amounts that the Company pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Account. In addition, you will not pay directly or indirectly the investment advisory fees and operating expenses of the Underlying Funds to the extent Contract Value is allocated to the Fixed Account, and you will not participate in the investment experience of the Subaccounts.

TRANSFERS AND WITHDRAWALS FROM THE FIXED ACCOUNT -- You may transfer amounts from the Subaccounts to the Fixed Account and from the Fixed Account to the Subaccounts, subject to the following limitations. Transfers from the Fixed Account are allowed only (1) during the calendar month in which the applicable Guarantee Period expires, (2) pursuant to the Dollar Cost Averaging Option, provided that such transfers are scheduled to be made over a period of not less than one year, and (3) pursuant to the Asset Reallocation Option, provided that, upon receipt of the Asset Reallocation request, Contract Value is allocated among the Fixed Account and the Subaccounts in the percentages selected by the Owner without violating the restrictions on transfers from the Fixed Account set forth in (1) above. Accordingly, if you desire to implement the Asset Reallocation Option, you should do so at a time when Contract Value may be transferred from the Fixed Account to the Subaccounts without violating the restrictions on transfers from the Fixed Account. Once you implement an Asset Reallocation Option, the restrictions on transfers will not apply to transfers made pursuant to the Option.

      The minimum amount that you may transfer from the Fixed Account to the Subaccounts is the lesser of (i) $500 or (ii) the amount of Contract Value for which the Guarantee Period expires in the calendar month that the transfer is effected. Transfers of Contract Value pursuant to the Dollar Cost Averaging and Asset Reallocation Options are not currently subject to any minimums. The Company reserves the right to limit the number of transfers permitted each Contract Year to 14 transfers, to suspend transfers and to limit the amount that may be subject to transfers. See "Transfers of Contract Value."

      If Purchase Payments are allocated (except Purchase Payments made pursuant to an Automatic Investment Program), or Contract Value is transferred, to the Fixed Account, any transfers from the Fixed Account in connection with the Dollar Cost Averaging or Asset Reallocation Options will automatically terminate as of the date of such Purchase Payment or transfer. You may reestablish Dollar Cost Averaging or Asset Reallocation by submitting a written request to the Company. However, if for any reason a Dollar Cost Averaging Option is canceled, you may only reestablish the option after the expiration of the next monthly or quarterly anniversary that corresponds to the period selected in establishing the option.

      You may also make full or partial withdrawals to the same extent as if you had allocated Contract Value to the Subaccounts. However, no partial withdrawal request will be processed which would result in the withdrawal of Contract Value from the Loan Account. See "Full and Partial Withdrawals" and "Systematic Withdrawals." In addition, to the same extent as Owners with Contract Value in the Subaccounts, the Owner of a Contract used in connection with a Qualified Plan may obtain a loan if so permitted under the terms of the Qualified Plan. See "Loans."

PAYMENTS FROM THE FIXED ACCOUNT -- Full and partial withdrawals, loans, and transfers from the Fixed Account may be delayed for up to six months after a request in good order is received by the Company at its Administrative Office. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Account.

MORE ABOUT THE CONTRACT

OWNERSHIP -- The Owner is the person named as such in the application or in any later change shown in the Company's records. While living, the Owner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows. The Owner may be an entity that is not a living person such as a trust or corporation referred to herein as "Non-natural Persons." See "Federal Tax Matters."

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      JOINT OWNERS. The Joint Owners will be joint tenants with rights of survivorship and upon the death of an Owner, the surviving Owner shall be the sole Owner. Any Contract transaction requires the signature of all persons named jointly.

DESIGNATION AND CHANGE OF BENEFICIARY -- The Designated Beneficiary is the person having the right to the death benefit, if any, payable upon the death of the Owner or Joint Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner's estate. The Primary Beneficiary is the individual named as such in the application or any later change shown in the Company's records. The Primary Beneficiary will receive the death benefit of the Contract only if he or she is alive on the date of death of both the Owner and any Joint Owner prior to the Annuity Start Date. Because the death benefit of the Contract goes to the first person on the above list who is alive on the date of death of any Owner, careful consideration should be given to the manner in which the Contract is registered, as well as the designation of the Primary Beneficiary. The Owner may change the Primary Beneficiary at any time while the Contract is in force by written request on forms provided by the Company and received by the Company at its Administrative Office. The change will not be binding on the Company until it is received and recorded at its Administrative Office. The change will be effective as of the date this form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.

      Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions or limitations on the designation of a Beneficiary. Some qualified plans do not allow the designation of any primary beneficiary other than a spouse unless the spouse consents to such designation and the consent is witnessed by a plan representative or a notary public.

DIVIDENDS -- The Contract does not share in the surplus earnings of the Company, and no dividends will be paid.

PAYMENTS FROM THE SEPARATE ACCOUNT -- The Company generally will pay any full or partial withdrawal benefit or death benefit proceeds from Contract Value allocated to the Subaccounts, and will transfer Contract Value between Subaccounts or from a Subaccount to the Fixed Account, within seven days after a proper request is received at the Company's Administrative Office. However, the Company can postpone the payment of such a payment or transfer of amounts from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:

o During which the New York Stock Exchange is closed other than customary weekend and holiday closings,

o During which trading on the New York Stock Exchange is restricted as determined by the SEC,

o During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or

o For such other periods as the SEC may by order permit for the protection of investors.

The Company reserves the right to delay payments of any full or partial withdrawal until all of your Purchase Payment checks have been honored by your bank.

PROOF OF AGE AND SURVIVAL -- The Company may require proof of age or survival of any person on whose life annuity payments depend.

MISSTATEMENTS -- If you misstate the age or sex of an Annuitant or age of an Owner, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).


LOANS -- If you own a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code, you may be able to borrow money under your Contract using the Contract Value as the only security for the loan; provided, however, that loans are not available in certain states. Whether you can borrow money will depend on the terms of your Employer's 403(b) plan or program. If you are permitted, you may obtain a loan by submitting a proper written request to the Company. A loan must be taken and repaid prior to the Annuity Start Date. The minimum loan that may be taken is $1,000. The maximum amount of all loans on all contracts combined is generally equal to the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of the Contract Values or $10,000, whichever is greater (the $10,000 limit is not available for Contracts issued under a 403(b) Plan subject to the Employee Retirement Income Security Act of 1974). For loans issued under plans that are subject to ERISA, the maximum amount of all loans is the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending

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on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of your Contract Value. In any case, the maximum loan balance outstanding at any time may not exceed 80% of Contract Value, and the Company reserves the right to limit to one the number of loans outstanding at any time. The Internal Revenue Code requires aggregation of all loans made to an individual employee under a single employer plan. However, since the Company may have no information concerning outstanding loans with other providers, we may only be able to use information available under annuity contracts issued by us, and you will be responsible for determining your loan limits considering loans from other providers. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that loans you request comply with applicable tax requirements and to decline requests that are not in compliance. Reference should be made to the terms of your particular Employer's Plan or program for any additional loan restrictions.


      When an eligible Owner takes a loan, Contract Value in an amount equal to the loan amount is transferred from the Subaccounts and/or the Fixed Account into an account called the "Loan Account," which is an account within the Fixed Account. Amounts allocated to the Loan Account earn the minimum rate of interest guaranteed under the Fixed Account. The Owner's Contract must provide a Fixed Account option for the Owner to be eligible to take a loan. See "The Fixed Account" to determine its availability.

      Interest will be charged for the loan and will accrue on the loan balance from the effective date of any loan. The loan interest rate will be as declared from time to time by the Company but will never be greater than an amount equal to the Guaranteed Rate plus 2.5% and plus the total charges for riders you have selected. For example, if the Guaranteed Rate is 1% and you selected the Annual Stepped Up Death Benefit Rider with an annual charge of 0.20%, the loan interest rate is guaranteed not to exceed 3.7%. Because the Contract Value maintained in the Loan Account (which will earn the Guaranteed Rate) will always be equal in amount to the outstanding loan balance, the net cost of a loan is the interest rate charged by the Company less the amount of the Guaranteed Rate. Thus, the highest net cost of a loan you may be charged is 2.5%, plus the amount of any applicable rider charges.

      Loans must be repaid within five years, unless the loan is used to acquire your principal residence, in which case the loan must be repaid within 30 years. In either event, your loan must be repaid prior to the Annuity Start Date. You must make loan repayments on at least a quarterly basis, and you may prepay your loan at any time. You must label each loan payment as such. If not labeled as a loan payment, amounts received by the Company will be treated as Purchase Payments. Upon receipt of a loan payment, the Company will transfer Contract Value from the Loan Account to the Fixed Account and/or the Subaccounts according to your current instructions with respect to Purchase Payments in an amount equal to the amount by which the payment reduces the amount of the loan outstanding.

      If you do not make any required loan payment by the end of the calendar quarter following the calendar quarter in which the missed payment was due, the TOTAL OUTSTANDING LOAN BALANCE will be deemed to be in default for tax reporting purposes. The total outstanding loan balance, which includes accrued interest, will be reported as income to the Internal Revenue Service ("IRS") on form 1099-R for the year in which the default occurred. The Company may agree to extend these deadlines for late payments within any limits imposed by IRS regulations. This deemed distribution may be subject to a 10% penalty tax, which is imposed upon distributions prior to the Owner attaining age 59 1/2. Once a loan has defaulted, regularly scheduled loan payments will not be accepted by the Company. No new loans will be allowed while a loan is in default. Interest will continue to accrue on a loan in default. Contract Value equal to the amount of the accrued interest may be transferred to the Loan Account. If a loan continues to be in default, the total outstanding balance may be deducted from Contract Value on or after the Contractowner attains age 59 1/2. The Contract will terminate automatically if the outstanding loan balance of a loan in default equals or exceeds the Withdrawal Value. Contract Value will be used to repay the loan and any applicable withdrawal charges. Because of the adverse tax consequences associated with defaulting on a loan, you should carefully consider your ability to repay the loan and should consult with a tax adviser before requesting a loan.

      While the amount to secure the loan is held in the Loan Account, you forego the investment experience of the Subaccounts and the Current Rate of interest on the Fixed Account. Outstanding Contract Debt will reduce the amount of proceeds paid upon full withdrawal, upon payment of the death benefit, and upon annuitization. In addition, no partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account. If a Guaranteed Growth Death Benefit Rider or Guaranteed Minimum Income Benefit Rider is in effect, amounts allocated to the Loan Account will earn the minimum rate of interest guaranteed under the Fixed Account for the purpose of calculating the benefit under any such Rider. Until the loan is repaid, the Company reserves the right to restrict any transfer of the Contract which would otherwise qualify as a transfer permitted in the Internal Revenue Code.

      In the event that you elect to exchange your Contract for a contract of another company, you will need to either pay off your loan prior to the exchange or incur tax consequences in that you will be deemed to have received a taxable distribution in the amount of the outstanding loan balance.

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      You should consult with your tax adviser on the effect of a loan.

      If you purchased the Guaranteed Lifetime Withdrawal Benefit Rider, you were required to repay any outstanding loan before we issued the Rider, and you may not take a new loan while the Rider is in effect.

      Loans are not available in certain states pending department of insurance approval. If loans are later approved by the insurance department of a state, the Company intends to make loans available to all Owners of 403(b) contracts in that state at that time, but there can be no assurance that loans will be approved. Prospective Owners should contact their agent concerning availability of loans in their state.

RESTRICTIONS ON WITHDRAWALS FROM QUALIFIED PLANS -- Generally, a Qualified Plan may not provide for the distribution or withdrawal of amounts accumulated under the Plan until after a fixed number of years, the attainment of a stated age or upon the occurrence of a specific event such as hardship, disability, retirement, death or termination of employment. Therefore, if you own a Contract purchased in connection with a Qualified Plan, you may not be entitled to make a full or partial withdrawal, as described in this Prospectus, unless one of the above-described conditions has been satisfied. For this reason, you should refer to the terms of your particular Qualified Plan, the Internal Revenue Code and other applicable law for any limitation or restriction on distributions and withdrawals, including the 10% penalty tax that may be imposed in the event of a distribution from a Qualified Plan before the participant reaches age 59 1/2. See the discussion under "Tax Penalties."

      Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b). The restrictions apply to tax years beginning on or after January 1, 1989. Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement begin only after the employee (i) reaches age 59 1/2, (ii) has a severance from employment, (iii) dies, (iv) becomes disabled, or (v) incurs a hardship. Furthermore, distributions of gains attributable to such contributions accrued after December 31, 1988 may not be made on account of hardship. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, the purchase of a residence, paying certain tuition expenses, paying for funeral expenses, paying for casualty losses on your principal residence, or paying amounts needed to avoid eviction or foreclosure that may ONLY be met by the distribution. You should also be aware that Internal Revenue Service regulations do not allow you to make any contributions to your 403(b) annuity contract for a period of six months after a hardship withdrawal.

      If you own a Contract purchased as a tax-sheltered Section 403(b) annuity contract, you will not, therefore, be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above-described conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) program, the withdrawal constraints described above would not apply to the amount transferred to the Contract designated as attributable to the Owner's December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a tax-free exchange under the Internal Revenue Code. An Owner of a Contract may be able to transfer the Contract's Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under an employer's Section 403(b) arrangement.

      Your particular Qualified Plan or 403(b) plan or program may have additional restrictions on distributions that may also be followed for your Contract. The distribution or withdrawal of amounts under a Contract purchased in connection with a Qualified Plan may result in the receipt of taxable income to the Owner or Annuitant and in some instances may also result in a penalty tax. Therefore, you should carefully consider the tax consequences of a distribution or withdrawal under a Contract and you should consult a competent tax adviser. See "Federal Tax Matters."


      If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.


RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM -- If you are a Participant in the Texas Optional Retirement Program, your Contract is subject to restrictions required under the Texas Government Code. In accordance with those restrictions, you will not be permitted to make withdrawals prior to your retirement, death or termination of employment in a Texas public institution of higher education and may not receive a loan from your Contract.

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FEDERAL TAX MATTERS

INTRODUCTION -- The Contract described in this Prospectus is designed for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code ("Code"). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company's understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service ("IRS") as of the date of this prospectus, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, a person should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF, OR TAX CONSEQUENCES ARISING FROM, ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACT. IN ADDITION, AS PROVIDED IN IRS REGULATIONS, WE INFORM YOU THAT THIS MATERIAL IS NOT INTENDED AND CANNOT BE REFERRED TO OR USED (1) TO AVOID TAX PENALTIES, OR (2) TO PROMOTE, SELL OR RECOMMEND ANY TAX PLAN OR ARRANGEMENT.

TAX STATUS OF THE COMPANY AND THE SEPARATE ACCOUNT --

      GENERAL. The Company intends to be taxed as a life insurance company under
Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.

      CHARGE FOR THE COMPANY'S TAXES. A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts or to the operations of the Company with respect to the Contract or attributable to payments, premiums, or acquisition costs under the Contract. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contract for the Company's federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contract is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company's tax status.

      Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.

      DIVERSIFICATION STANDARDS. Each Underlying Fund will be required to adhere to regulations adopted by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts. Pursuant to these regulations, on the last day of each calendar quarter (or on any day within 30 days thereafter), no more than 55% of the total assets of an Underlying Fund may be represented by any one investment, no more than 70% may be represented by any two investments, no more than 80% may be represented by any three investments, and no more than 90% may be represented by any four investments. For purposes of Section 817(h), securities of a single issuer generally are treated as one investment but obligations of the U.S. Treasury and each U.S. Governmental agency or instrumentality generally are treated as securities of separate issuers. The Separate Account, through the Underlying Fund, intends to comply with the diversification requirements of
Section 817(h).


      OWNER CONTROL. In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable contractowner's gross income. The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating Purchase Payments and Contract Values. While the Company does not think that such will be the case, these differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Separate Account. The Company nonetheless reserves the right to modify the Contract, as it deems appropriate, to attempt to

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prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Underlying Funds will be able to operate as currently described in the Prospectus, or that the Underlying Funds will not have to change their investment objectives or investment policies.


INCOME TAXATION OF ANNUITIES IN GENERAL--NON-QUALIFIED PLANS -- Section 72 of the Code governs the taxation of annuities. In general, a contract owner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See "Contracts Owned by Non-Natural Persons" and "Diversification Standards." Withholding of federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies the Company of that election.

      SURRENDERS OR WITHDRAWALS PRIOR TO THE ANNUITY START DATE. Code Section 72 provides that amounts received upon a total or partial withdrawal (including systematic withdrawals) from a Contract prior to the Annuity Start Date generally will be treated as gross income to the extent that the cash value of the Contract immediately before the withdrawal (determined without regard to any withdrawal charge in the case of a partial withdrawal) exceeds the "investment in the contract." The "investment in the contract" is that portion, if any, of Purchase Payments paid under a Contract less any distributions received previously under the Contract that are excluded from the recipient's gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial withdrawal of a Contract.

      SURRENDERS OR WITHDRAWALS ON OR AFTER THE ANNUITY START DATE. Upon a complete surrender, the receipt is taxable to the extent that the cash value of the Contract exceeds the investment in the Contract. The taxable portion of such payments will be taxed at ordinary income tax rates.


      ANNUITY PAYMENTS. For fixed annuity payments, the taxable portion of each payment generally is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income rates. For variable annuity payments, the taxable portion of each payment is determined by using a formula known as the "excludable amount," which establishes the non-taxable portion of each payment. The non-taxable portion is a fixed dollar amount for each payment, determined by dividing the investment in the Contract by the number of payments to be made. The remainder of each variable annuity payment is taxable. Once the excludable portion of annuity payments to date equals the investment in the Contract, the balance of the annuity payments will be fully taxable.


      PENALTY TAX ON CERTAIN SURRENDERS AND WITHDRAWALS. With respect to amounts withdrawn or distributed before the taxpayer reaches age 59 1/2, a penalty tax is imposed equal to 10% of the portion of such amount which is includable in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the "primary annuitant," who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Contract); (ii) attributable to the taxpayer's becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d));
(vi) under an immediate annuity contract; or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

      If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59 1/2, or
(b) before the taxpayer reaches age 59 1/2.

ADDITIONAL CONSIDERATIONS --

      DISTRIBUTION-AT-DEATH RULES. In order to be treated as an annuity contract, a contract must provide the following two distribution rules: (a) if any owner dies on or after the Annuity Start Date, and before the entire interest in the Contract has been distributed, the remainder of the owner's interest will be distributed at least as quickly as the method in effect on the owner's death; and (b) if any owner dies before the Annuity Start Date, the entire interest in the Contract must generally be distributed within five years after the date of death, or, if payable to a designated beneficiary, must be annuitized over the

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life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. If the sole designated beneficiary is the spouse of the deceased owner, the Contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner.


      The right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation, are available only to a person who meets the definition of "spouse" under Federal law. The Federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws. Therefore the spousal continuation provisions of the Contract will not be available to such partners or same sex marriage spouses. Consult a tax advisor for more information on this subject.


      Generally, for purposes of determining when distributions must begin under the foregoing rules, where an owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied by treating the death of the first owner as the one to be taken into account in determining generally when distributions must commence, unless the sole Designated Beneficiary is the deceased owner's spouse.

      GIFT OF ANNUITY CONTRACTS. Generally, gifts of non-tax qualified Contracts prior to the Annuity Start Date will trigger tax on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor's income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.

      CONTRACTS OWNED BY NON-NATURAL PERSONS. If the Contract is held by a non-natural person (for example, a corporation) the income on that Contract (generally the increase in net surrender value less the Purchase Payments) is includable in taxable income each year. The rule does not apply where the Contract is acquired by the estate of a decedent, where the Contract is held by certain types of retirement plans, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity. An annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.

      MULTIPLE CONTRACT RULE. For purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all Non-Qualified deferred annuity contracts issued by the same insurer to the same contract owner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract's Annuity Start Date, such as a partial surrender, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.

      In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the Annuity Start Date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, annuity payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the "exclusion ratio" under the contract.

      POSSIBLE TAX CHANGES. In recent years, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change).

      TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT. A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner, the selection of certain Annuity Start Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer, assignment, selection or exchange should contact a competent tax adviser with respect to the potential effects of such a transaction.

      OPTIONAL BENEFIT RIDERS. It is possible that the Internal Revenue Service may take the position that fees deducted for certain optional benefit riders are deemed to be taxable distributions to you. In particular, the Internal Revenue Service may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a tax penalty if withdrawn prior to age 59 1/2. Although we do not believe that the fees associated or any optional benefit provided under the Contract should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting any optional benefit under the Contract.

QUALIFIED PLANS -- The Contract may be used with Qualified Plans that meet the requirements of Section 402A, 403(b), 408 or 408A of the Code. If you are purchasing the Contract as an investment vehicle for one of these Qualified Plans, you should consider that the Contract does not provide any additional tax advantage to that already available through the Qualified Plan. However, the Contract does offer features and benefits in

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addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.

      The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. These Qualified Plans may permit the purchase of the Contract to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Owners, Annuitants, and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. For example, the Company may accept beneficiary designations and payment instructions under the terms of the Contract without regard to any spousal consents that may be required under the plan or the Employee Retirement Income Security Act of 1974 (ERISA). Consequently, an Owner's Beneficiary designation or elected payment option may not be enforceable.

      The amounts that may be contributed to Qualified Plans are subject to limitations that vary depending on the type of Plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or, for certain plans, could cause the Plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Although these rules have been partially suspended for distributions required for 2009, they apply to distributions required for 2008 that are not paid until 2009, and to distribution for all subsequent taxable years. Failure to comply with these rules could result in disqualification of the Plan or subject the Owner or Annuitant to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their beneficiaries. These requirements may not be incorporated into the Company's Contract administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law.

      The following are brief descriptions of the various types of Qualified Plans and the use of the Contract therewith:

      SECTION 403(B). Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of Purchase Payments from gross income for tax purposes. The Contract may be purchased in connection with a Section 403(b) annuity plan.

      Section 403(b) annuities must generally be provided under a plan which meets certain minimum participation, coverage, and nondiscrimination requirements. Each employee's interest in a retirement plan qualified under Code
Section 403(b) must generally be distributed or begin to be distributed not later than April 1 of the calendar year following the later of the calendar year in which the employee reaches age 70 1/2 or retires ("required beginning date"). Periodic distributions must not extend beyond the life of the employee or the lives of the employee and a designated beneficiary (or over a period extending beyond the life expectancy of the employee or the joint life expectancy of the employee and a designated beneficiary). Distributions are generally not required for 2009.

      If an employee dies before reaching his or her required beginning date, the employee's entire interest in the plan must generally be distributed beginning before the close of the calendar year following the year of the employee's death to a designated beneficiary over the life of the beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the designated beneficiary is the employee's surviving spouse, distributions may be delayed until the employee would have reached age 70 1/2. If there is no designated beneficiary or if distributions are not timely commenced, the entire interest must be distributed by the end of the fifth calendar year following the year of death.

      If an employee dies after reaching his or her required beginning date, the employee's interest in the plan must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the employee's death.

      A Section 403(b) annuity contract may be purchased with employer contributions, employee contributions or a combination of both. An employee's rights under a Section 403(b) contract attributable to employee contributions must be nonforfeitable. The contribution limit is similar to the limits on contributions to qualified retirement plans and depends upon, among other things, whether the annuity contract is purchased with employer or employee contributions.

      Amounts used to purchase Section 403(b) annuities generally are excludable from the taxable income of the employee. As a result, all distributions from such annuities are normally taxable in full as ordinary income to the employee. However, employee salary reduction contributions can be made to certain 403(b) annuities on an after-tax basis. See Roth 403(b) below.

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      A Section 403(b) annuity contract must prohibit the distribution of employee contributions (including earnings thereon) until the employee: (i) attains age 59 1/2, (ii) has a severance from employment; (iii) dies; (iv) becomes disabled; or (v) incurs a financial hardship (earnings may not be distributed in the event of hardship). Additional restrictions may be imposed by a particular 403(b) Plan or program. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance.


      Distributions from a Section 403(b) annuity contract may be eligible for a tax-free rollover to another eligible retirement plan, including an individual retirement account or annuity (IRA). See "Rollovers."

      ROTH 403(B). Employees eligible to make elective salary reduction contributions to a 403(b) annuity contract may designate their elective contributions as "Roth contributions" under Code Section 402A, if the employer agrees to treat the contributions as Roth contributions under the employer's 403(b) plan. Roth contributions may be made to the Contract.

      Unlike regular or "traditional" 403(b) contributions, which are made on a pre-tax basis, Roth contributions are made after-tax and must be reported by the employer as currently taxable income of the employee. The employee must specifically designate the contributions as Roth contributions at the time they are made. Roth contributions are always full vested.

      Although Roth contributions are made on an after-tax basis, if they are held in the Contract until certain conditions are met, a contract distribution may be a "qualifying distribution" and the income that is earned on the contributions will never be subject to federal income taxes. If a distribution is not qualifying, the income earned on the Roth contributions is subject to federal income taxes when distributed.

      Roth contributions may be made up to the same elective contribution limits that apply to a traditional 403(b) contract. If the employee makes elective contribution to both types of contracts, the one contribution limit will apply to the total of all contributions, both Roth and traditional. Other types of employer contributions, such as matching contributions or non-elective contributions, cannot be made to a Roth contract or account, although they may be made to other accounts in the plan or program.

      Roth contributions are held in a separate Roth account in the Contract and separate records are kept for earnings in the Roth account. Although amounts in a Roth account are subject to the same distribution restrictions, loan limits, and required minimum distribution rules as traditional 403(b) contributions (including lifetime required minimum distributions), the Company may impose special rules on distributions from Roth accounts and may restrict or forbid loans from Roth accounts.

      Distributions from a Roth 403(b) qualified account may be eligible for a tax-free rollover to another eligible retirement plan, including a Roth IRA. See "Rollovers."

      SECTION 408. TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities ("traditional IRAs"). The Contract may be purchased as an IRA. The IRAs described in this section are called "traditional IRAs" to distinguish them from "Roth IRAs," which are described below.

      IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) the lesser of 100% of the individual's taxable compensation or $5,000.


      Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $1,000 for each tax year. However, if the individual is covered by an employer-sponsored retirement plan, the amount of IRA contributions the individual may deduct in a year may be reduced or eliminated based on the individual's adjusted gross income for the year ($89,000 for a married couple filing a joint return and $56,000 for a single taxpayer in 2010). If the individual's spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $167,000 and $177,000. Nondeductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.


      Sale of the Contract for use with IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement that accompanies this Prospectus.

      In general, traditional IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under
Section 403(b) of the Code; however, the required beginning date for traditional IRAs is generally the date that the contract owner reaches

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age 70 1/2--the contract owner's retirement date, if any, will not affect his or her required beginning date. Distributions are generally not required for 2009. See "Section 403(b)." Distributions from IRAs are generally taxed under Code
Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual's income is the amount of the distribution that bears the same ratio as the individual's nondeductible contributions bears to the expected return under the IRA.

      Distributions of deductible, pre-tax contributions and earnings from a traditional IRA may be eligible for a tax-free rollover to any kind of eligible retirement plan, including another traditional IRA. A distribution of nondeductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA. See "Rollovers."


      SECTION 408A. ROTH IRAS. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. The regular contribution limits are phased out for taxpayers with $105,000 to $120,000 in adjusted gross income ($167,000 to $177,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA. Distributions from Roth 403(b) plans can be rolled over to a Roth IRA regardless of income.


      Regular contributions to a Roth IRA are not deductible, and rollovers and conversions from other retirement plans are taxable when completed (with a special rule to spread out the income for 2010 rollovers and conversions to 2011 and 2012), but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. Rollovers of Roth contributions were already taxed when made and are not generally subject to tax when rolled over to a Roth IRA. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the contract owner's lifetime. Generally, however, the amount remaining in a Roth IRA after the contract owner's death must begin to be distributed by the end of the first calendar year after death, and made in amounts that satisfy IRS required minimum distribution regulations. Distributions are generally not required for 2009. If there is no beneficiary, or if the beneficiary elects to delay distributions, the account must be distributed by the end of the fifth full calendar year after death of the contract owner (sixth year if 2009 is one of the years included).

      ROLLOVERS. A "rollover" is the tax-free transfer of a distribution from one "eligible retirement plan" to another. Distributions which are rolled over are not included in the employee's gross income until some future time.


      If any portion of the balance to the credit of an employee in a Section 403(b) plan (other than Roth sources) is paid in an "eligible rollover distribution" and the payee transfers any portion of the amount received to an "eligible retirement plan," then the amount so transferred is not includable in income. Also, pre-tax distributions from an IRA may be rolled over to another kind of eligible retirement plan. An "eligible rollover distribution" generally means any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten years. In addition, a required minimum distribution, and certain corrective distributions, will not qualify as an eligible rollover distribution. A rollover must be made directly between plans or indirectly within 60 days after receipt of the distribution.

      For an employee (or employee's spouse or former spouse as beneficiary or alternate payee), an "eligible retirement plan" will be another Section 403(b) plan, a qualified retirement plan, a governmental deferred compensation plan under Section 457(b), or a traditional individual retirement account or annuity described in Code Section 408. For a non-spouse beneficiary, an "eligible retirement plan" is an IRA established by the direct rollover. For a Roth 403(b) account, a rollover, including a direct rollover, can only be made to a Roth IRA or to the same kind of account in another plan (such as a Roth 403(b) to a Roth 403(b), but not a Roth 403(b) to a Roth 401(k)) or to a Roth IRA. Anyone attempting to rollover Roth 403(b) contributions should seek competent tax advice.


      A Section 403(b) plan must generally provide a participant receiving an eligible rollover distribution, the option to have the distribution transferred directly to another eligible retirement plan.

      TAX PENALTIES. PREMATURE DISTRIBUTION TAX. Distributions from a 403(b) plan or IRA before the participant reaches age 59 1/2 are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii) attributable to the employee's disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary and (except for IRAs) which begin after the employee terminates employment; (iv) made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution; (vii) that are rolled over or transferred in accordance with Code requirements; (viii) made as a qualified reservist distribution; or
(ix) that

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are transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree.

      The exception to the 10% penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10% penalty tax to pay health insurance premiums in certain cases. There are two additional exceptions to the 10% penalty tax on withdrawals from IRAs before age 59 1/2: withdrawals made to pay "qualified" higher education expenses and withdrawals made to pay certain "eligible first-time home buyer expenses."

      MINIMUM DISTRIBUTION TAX. If the amount distributed from a Qualified Contract is less than the minimum required distribution for the year, the participant is subject to a 50% tax on the amount that was not properly distributed. The value of any enhanced death benefits or other optional contract provisions such as the Guaranteed Minimum Income Benefit may need to be taken into account when calculating the minimum required distribution. Consult a tax advisor.

      WITHHOLDING. Periodic distributions (e.g., annuities and installment payments) from a Qualified Contract that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.

      Eligible rollover distributions from a Qualified Plan (other than IRAs) are generally subject to mandatory 20% income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible retirement plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.

      The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.

OTHER TAX CONSIDERATIONS --

      FEDERAL ESTATE TAXES. While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

      GENERATION-SKIPPING TRANSFER TAX. Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require the Company to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.


      ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES IN 2010. In 2001, Congress enacted the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"), which eliminated the estate tax (but not the gift tax) and replaced it with a carryover basis income tax regime for estates of decedents dying in 2010, and also eliminated the generation-skipping transfer tax for transfers made in 2010. Beginning in 2011, however, EGTRRA allowed the estate, gift and generation-skipping transfer taxes to return to their pre-EGTRRA form. Moreover, it is possible that Congress may enact legislation reinstating the estate and generation-skipping transfer taxes for 2010, possibly on a retroactive basis. The uncertainty as to future estate, gift and generation-skipping transfer taxes underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.


      ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

      FOREIGN TAX CREDITS. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.

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      MEDICARE TAX. Beginning in 2013, distributions from non-qualified annuity contracts will be considered "investment income" for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a tax advisor for more information.


OTHER INFORMATION

VOTING OF UNDERLYING FUND SHARES -- The Company is the legal owner of the shares of Underlying Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Underlying Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Underlying Funds on matters requiring shareholder voting under the 1940 Act. In accordance with its view of presently applicable law, the Company will exercise its voting rights based on instructions received from persons having the voting interest in corresponding Subaccounts. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Funds in its own right, it may elect to do so.

      The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular Underlying Fund as to which voting instructions may be given to the Company is determined by dividing your Contract Value in the corresponding Subaccount on a particular date by the net asset value per share of the Underlying Fund as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Underlying Fund for determining shareholders eligible to vote at the meeting of the Underlying Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Underlying Funds.

      It is important that each Owner provide voting instructions to the Company because we vote all Underlying Fund shares proportionately in accordance with instructions received from Owners. This means that the Company will vote shares for which no timely voting instructions are received in the same proportion as those shares for which we do receive voting instructions. As a result, a small number of Owners may control the outcome of a vote. The Company will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Owners, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.

SUBSTITUTION OF INVESTMENTS -- The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, substitutions for, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. If shares of any or all of the Underlying Funds should no longer be available for investment, or if the Company management believes further investment in shares of any or all of the Underlying Funds should become inappropriate in view of the purposes of the Contract, the Company may substitute shares of another Underlying Fund or of a different fund for shares already purchased, or to be purchased in the future under the Contract. Substituted fund shares may have higher fees and expenses. The Company may also purchase, through the Subaccount, other securities for other classes or contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners.

      In connection with a substitution of any shares attributable to an Owner's interest in a Subaccount or the Separate Account, the Company will, to the extent required under applicable law, provide notice, seek Owner approval, seek prior approval of the SEC, and comply with the filing or other procedures established by applicable state insurance regulators.

      The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Underlying Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. The Company may establish new Subaccounts in its sole discretion, and will determine whether to make any new Subaccount available to existing Owners. The Company may also eliminate or combine one or more Subaccounts to all or only certain classes of Owners if, in its sole discretion, marketing, tax, or investment conditions so warrant.

      Subject to compliance with applicable law, the Company may transfer assets to the General Account. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of the Separate Account or any Subaccount to another separate account or Subaccount.

      In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other

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separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

CHANGES TO COMPLY WITH LAW AND AMENDMENTS -- The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.

REPORTS TO OWNERS -- The Company will send you annually a statement setting forth a summary of the transactions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the statement will indicate the allocation of Contract Value among the Fixed Account and the Subaccounts and any other information required by law. The Company will also send confirmations upon Purchase Payments, transfers, loans, loan repayments, and full and partial withdrawals. The Company may confirm certain transactions on a quarterly basis. These transactions include purchases under an Automatic Investment Program, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.

      You will also receive an annual and semiannual report containing financial statements for each Underlying Fund, which will include a list of the portfolio securities of each Underlying Fund, as required by the 1940 Act, and/or such other reports as may be required by federal securities laws.

ELECTRONIC PRIVILEGES -- If the Electronic Privileges section of the application or the proper form has been completed, signed, and filed at the Company's Administrative Office, you may (1) request a transfer of Contract Value and make changes in your Purchase Payment allocation and to an existing Dollar Cost Averaging or Asset Reallocation option by telephone; (2) request a transfer of Contract Value electronically via facsimile; and (3) request transfer of Contract Value through the Company's Internet web site. If you elect Electronic Privileges, you automatically authorize your financial representative to make transfers of Contract Value and changes in your Purchase Payment allocation or Dollar Cost Averaging or Asset Allocation option, on your behalf.

      Any telephone or electronic device, whether it is the Company's, yours, your service provider's, or your registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the Company's processing of your transfer request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Administrative Office.

      The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions provided it complies with its procedures. The Company's procedures require that any person requesting a transfer by telephone provide the account number and the Owner's tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations) or are otherwise unavailable, you may not be able to request transfers by telephone and would have to submit written requests.

      By authorizing telephone transfers, you authorize the Company to accept and act upon telephonic instructions for transfers involving your Contract. There are risks associated with telephone transactions that do not occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. You agree that neither the Company, any of its affiliates, nor any Underlying Fund, will be liable for any loss, damages, cost, or expense (including attorneys' fees) arising out of any telephone requests; provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising from the telephone transfer privilege. The Company may discontinue, modify, or suspend the telephone transfer privilege at any time.

STATE VARIATIONS -- The Prospectus and Statement of Additional Information provide a general description of the Contract. Certain provisions of your contract may be different than the general description in this Prospectus and the Statement of Additional Information, and certain riders, endorsements, and options may not be available, because of legal restrictions in your state. Your actual contract and any endorsements or riders are the controlling documents. Your registered representative can provide specific information that may be applicable to your state. If you would like to review a copy of your contract and its endorsements and riders, if any, contact the Company's Administrative Office.

LEGAL PROCEEDINGS -- The Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the out-

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come of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no legal proceedings pending or threatened to which the Company, the Separate Account, or Security Distributors, Inc. ("SDI") is a party that are reasonably likely to materially affect the Separate Account or the Company's ability to meet its obligations under the Contract, or SDI's ability to perform its contract with the Separate Account.

LEGAL MATTERS -- Amy J. Lee, Esq., Associate General Counsel of the Company, has passed upon legal matters in connection with the issue and sale of the Contract described in this Prospectus, the Company's authority to issue the Contract under Kansas law, and the validity of the forms of the Contract under Kansas law.

SALE OF THE CONTRACT -- The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering.

      PRINCIPAL UNDERWRITER. The Company has entered into a principal underwriting agreement with its subsidiary, Security Distributors, Inc. ("SDI"), for the distribution and sale of the Contract. SDI's home office is located at One Security Benefit Place, Topeka, Kansas 66636-0001. SDI, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (FINRA), formerly known as NASD, Inc.


      SDI does not sell the Contract directly to purchasers. The Contract is offered to the public through registered representatives of broker-dealers that have entered into selling agreements with the Company and SDI for the sale of the Contract (collectively, "Selling Broker-Dealers"). Registered representatives must be licensed as insurance agents by applicable state insurance authorities and appointed agents of the Company in order to sell the Contract. The Company pays commissions to Selling Broker-Dealers through SDI. During fiscal years 2009, 2008, and 2007, the amounts paid to SDI in connection with all Contracts sold through the Separate Account were $8,803,783, $30,575,504, and $56,968,135 respectively. SDI passes through commissions it receives to Selling Broker-Dealers for their sales and does not retain any portion of commissions in return for its services as principal underwriter for the Contract. However, the Company may pay some or all of SDI's operating and other expenses, including the following sales expenses: compensation and bonuses for SDI's management team, advertising expenses, and other expenses of distributing the Contract. In addition, the Company pays SDI an annual payment of 0.75% of all Purchase Payments received under variable annuity contracts issued by the Company to support SDI's ongoing operations.


      SELLING BROKER-DEALERS. The Company pays commissions to all Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. The Company may use any of its corporate assets to pay commissions and other costs of distributing the Contract, including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contract. Commissions and other incentives or payments described below are not charged directly to Owners or the Separate Account. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract or from its General Account.

      COMPENSATION PAID TO ALL SELLING BROKER-DEALERS. The Company pays commissions as a percentage of initial and subsequent Purchase Payments at the time it receives them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of commissions may vary depending on the selling agreement, the Company does not expect commissions to exceed 6.5% of aggregate Purchase Payments (if compensation is paid as a percentage of Purchase Payments) and/ or 0.65% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). The Company also pays non-cash compensation in connection with the sale of the Contract, including conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. The Company may periodically establish commission specials; however, unless otherwise stated, commissions paid under these specials will not exceed an additional 1% of aggregate Purchase Payments.

      The registered representative who sells you the Contract typically receives a portion of the compensation the Company pays to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. ASK YOUR REGISTERED REPRESENTATIVE FOR FURTHER INFORMATION ABOUT WHAT HE OR SHE AND THE SELLING BROKER-DEALER FOR WHOM HE OR SHE WORKS MAY RECEIVE IN CONNECTION WITH YOUR PURCHASE OF A CONTRACT.

      ADDITIONAL COMPENSATION PAID TO SELECTED SELLING BROKER-DEALERS. In addition to ordinary commissions and non-cash compensation, the Company may pay additional compensation to selected Selling Broker-Dealers. These payments may be: (1) trail commissions or persistency payments, which are periodic payments based on contract values of the Company's variable insurance contracts (including Contract Values of the Contract) or other persistency standards; (2) preferred status fees (which may be in the form of a higher percentage of ordinary commission) paid to obtain preferred treatment of the Contract in Selling Broker-Dealers' marketing programs,

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including enhanced marketing services and increased access to their registered representatives; (3) one-time bonus payments for their participation in sales promotions with regard to the Contract; (4) periodic bonus payments calculated as a percentage of the average contract value of the Company's variable insurance contracts (including the Contract) sold by the Selling Broker-Dealer during the calendar year of payment; and (5) reimbursement of industry conference fees paid to help defray the costs of sales conferences and educational seminars for the Selling Broker-Dealers' registered representatives; and (6) reimbursement of Selling Broker-Dealers for expenses incurred by the Selling Broker-Dealer or its registered representatives in connection with client seminars or similar prospecting activities conducted to promote sales of the Contract.


      The following list sets forth the names of the top fifteen Selling Broker-Dealers that received additional compensation from the Company in 2009 in connection with the sale of its variable annuity contracts, variable life insurance policies, and other insurance products (including the Contract):
PlanMember Securities Corporation, OFG Financial Services, Inc., Silver Oak Securities, Inc., Flexible Plan Investments Ltd.,Vantage Securities, Inc., Northern Lights Distributors, LLC, TransAmerica Financial Advisors, Inc., Legend Equities Corporation, KMS Financial Services, Inc., Lincoln Investment Planning, Inc., Brecek & Young Advisors, Inc., Comprehensive Asset Management and Servicing, Inc., Next Financial Group, Inc., CLS Investments, LLC, and Geneos Wealth Management, Inc.


      These additional compensation arrangements are not offered to all Selling Broker-Dealers and the terms of such arrangements and the payments made thereunder may differ substantially among Selling Broker-Dealers. The payments may be significant and may be calculated in different ways by different Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of the Company's products (and/or its affiliates' products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of the Contract over other variable annuity contracts (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contract. ASK YOUR REGISTERED REPRESENTATIVE FOR FURTHER INFORMATION ABOUT WHAT HE OR SHE AND THE SELLING BROKER-DEALER FOR WHOM HE OR SHE WORKS MAY RECEIVE IN CONNECTION WITH YOUR PURCHASE OF A CONTRACT.

PERFORMANCE INFORMATION


      Performance information for the Subaccounts, including the yield and effective yield of the Rydex | SGI VT Money Market Subaccount, the yield of the remaining Subaccounts, and the total return of all Subaccounts may appear in advertisements, reports, and promotional literature to current or prospective Owners.

      Current yield for the Rydex | SGI VT Money Market Subaccount will be based on income received by a hypothetical investment over a given 7-day period (less expenses accrued during the period), and then "annualized" (i.e., assuming that the 7-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). "Effective yield" for the Rydex | SGI VT Money Market Subaccount is calculated in a manner similar to that used to calculate yield, but reflects the compounding effect of earnings. During extended periods of low interest rates, and due in part to Contract fees and expenses, the Rydex | SGI VT Money Market Subaccount yields may also become extremely low and possibly negative.


      For the remaining Subaccounts, quotations of yield will be based on all investment income per Accumulation Unit earned during a given 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of an Accumulation Unit on the last day of the period. Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Subaccount), and will reflect the deduction of the account administration charge, administration charge, mortality and expense risk charge, rider charges, and contingent deferred sales charge and may simultaneously be shown for other periods.

      Quotations of yield and effective yield do not reflect deduction of the contingent deferred sales charge, and total return figures may be quoted that do not reflect deduction of the charge. If reflected, the performance figures quoted would be lower. Such performance information will be accompanied by total return figures that reflect deduction of the contingent deferred sales charge that would be imposed if Contract Value were withdrawn at the end of the period for which total return is quoted.

      Although the Contract was not available for purchase until December 4, 2000, certain of the Underlying Funds were in existence prior to that date. Performance information for the Subaccounts may also include quotations of total return for periods beginning prior to the availability of the Contract that incorporate the performance of the Underlying Funds.


      Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to a Subaccount during

--------------------------------------------------------------------------------
                                       63

--------------------------------------------------------------------------------

a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield of the Rydex | SGI VT Money Market Subaccount and total returns of the Subaccounts, see the Statement of Additional Information.


ADDITIONAL INFORMATION

REGISTRATION STATEMENT -- A Registration Statement under the 1933 Act has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees and may also be obtained from the SEC's web site (http://www.sec.gov).


FINANCIAL STATEMENTS -- The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2009 and 2008, and for each of the three years in the period ended December 31, 2009, and the financial statements of Variable Annuity Account XIV - SecureDesigns Variable Annuity at December 31, 2009, and for each of the specified periods ended December 31, 2009 and 2008, are included in the Statement of Additional Information.


TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION

      The Statement of Additional Information for the SecureDesigns Variable Annuity contains more specific information and financial statements relating to Security Benefit Life Insurance Company and Subsidiaries and the Separate Account. The Statement of Additional Information is available without charge by calling the Company's toll-free telephone number at 1-800-888-2461 or by detaching this page from the prospectus and mailing it to the Company at P.O. Box 750497, Topeka, Kansas 66675-0497. Be sure to include your name and address when requesting the Statement of Additional Information. The table of contents of the Statement of Additional Information is set forth below:

GENERAL INFORMATION AND HISTORY
   Safekeeping of Assets

METHOD OF DEDUCTING THE EXCESS CHARGE

LIMITS ON PURCHASE PAYMENTS PAID
UNDER TAX-QUALIFIED RETIREMENT PLANS
   Section 403(b)
   Roth 403(b)
   Sections 408 and 408A

PERFORMANCE INFORMATION

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                       64

--------------------------------------------------------------------------------

OBJECTIVES FOR UNDERLYING FUNDS

--------------------------------------------------------------------------------
There is no guarantee that any Underlying Fund will meet its investment objective.
--------------------------------------------------------------------------------

MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING FUNDS, AND OTHER RELEVANT INFORMATION MAY BE FOUND IN THE RESPECTIVE UNDERLYING FUND PROSPECTUSES. PROSPECTUSES FOR THE UNDERLYING FUNDS SHOULD BE READ IN CONJUNCTION WITH THIS PROSPECTUS.


------------------------------------------------------------------------------------------------------------------------------------
                              SHARE CLASS
UNDERLYING FUND             (IF APPLICABLE)   INVESTMENT OBJECTIVE                 INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
American Century VP             Class II      Seeks long-term growth with          American Century Investment Management, Inc.
Mid Cap Value Fund                            income as a secondary objective
------------------------------------------------------------------------------------------------------------------------------------
American Century                Class II      Long-term capital growth             American Century Investment Management, Inc.
VP Ultra(R) Fund
------------------------------------------------------------------------------------------------------------------------------------
American Century                Class II      Long-term capital growth             American Century Investment Management, Inc.
VP Value Fund
------------------------------------------------------------------------------------------------------------------------------------
Dent Strategic Portfolio                      Long-term growth of capital          HS Dent Investment Management LLC
------------------------------------------------------------------------------------------------------------------------------------
Dreyfus IP Technology           Service       Capital appreciation                 The Dreyfus Corporation
Growth Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Dreyfus VIF                     Service       Long-term capital growth             The Dreyfus Corporation
International
Value Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Franklin Income                 Class 2       Maximize income while maintaining    Franklin Advisers, Inc.
Securities Fund                               prospects for capital appreciation
------------------------------------------------------------------------------------------------------------------------------------
Franklin Small Cap              Class 2       Long-term total return               Franklin Advisory Services, LLC
Value Securities Fund
------------------------------------------------------------------------------------------------------------------------------------
Franklin Templeton                            Capital appreciation                 Franklin Advisers, Inc.
VIP Founding Funds
Allocation
------------------------------------------------------------------------------------------------------------------------------------
Invesco V.I. Basic             Series II      Long-term growth of capital          Invesco Aim Advisors, Inc.
Value Fund                                                                         (Investment Adviser)

                                                                                   AIM Funds Management Inc.
                                                                                   (Sub-Adviser)

                                                                                   Invesco Global Asset Management (N.A.), Inc.
                                                                                   (Sub-Adviser)

                                                                                   Invesco Institutional (N.A.), Inc.
                                                                                   (Sub-Adviser)

                                                                                   Invesco Senior Secured Management, Inc.
                                                                                   (Sub-Adviser)

                                                                                   Invesco Hong Kong Limited
                                                                                   (Sub-Adviser)

                                                                                   Invesco Asset Management Limited
                                                                                   (Sub-Adviser)

                                                                                   Invesco Asset Management (Japan) Limited
                                                                                   (Sub-Adviser)

                                                                                   Invesco Asset Management Deutschland
                                                                                   (Sub-Adviser)

                                                                                   Invesco Australia Limited
                                                                                   (Sub-Adviser)
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       65

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                              SHARE CLASS
UNDERLYING FUND             (IF APPLICABLE)   INVESTMENT OBJECTIVE                 INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
Invesco V.I. Capital           Series II      Long-term growth of capital          Invesco Aim Advisors, Inc.
Development Fund                                                                   (Investment Adviser)

                                                                                   AIM Funds Management Inc.
                                                                                   (Sub-Adviser)

                                                                                   Invesco Global Asset Management (N.A.), Inc.
                                                                                   (Sub-Adviser)

                                                                                   Invesco Institutional (N.A.), Inc.
                                                                                   (Sub-Adviser)

                                                                                   Invesco Senior Secured Management, Inc.
                                                                                   (Sub-Adviser)

                                                                                   Invesco Hong Kong Limited
                                                                                   (Sub-Adviser)

                                                                                   Invesco Asset Management Limited
                                                                                   (Sub-Adviser)

                                                                                   Invesco Asset Management (Japan) Limited
                                                                                   (Sub-Adviser)

                                                                                   Invesco Asset Management Deutschland
                                                                                   (Sub-Adviser)

                                                                                   Invesco Australia Limited
                                                                                   (Sub-Adviser)
------------------------------------------------------------------------------------------------------------------------------------
Invesco V.I. Global            Series I       Capital growth                       Invesco Aim Advisors, Inc.
Health Care Fund                                                                   (Investment Adviser)

                                                                                   AIM Funds Management Inc.
                                                                                   (Sub-Adviser)

                                                                                   Invesco Global Asset Management (N.A.), Inc.
                                                                                   (Sub-Adviser)

                                                                                   Invesco Institutional (N.A.), Inc.
                                                                                   (Sub-Adviser)

                                                                                   Invesco Senior Secured Management, Inc.
                                                                                   (Sub-Adviser)

                                                                                   Invesco Hong Kong Limited
                                                                                   (Sub-Adviser)

                                                                                   Invesco Asset Management Limited
                                                                                   (Sub-Adviser)

                                                                                   Invesco Asset Management (Japan) Limited
                                                                                   (Sub-Adviser)

                                                                                   Invesco Asset Management Deutschland
                                                                                   (Sub-Adviser)

                                                                                   Invesco Australia Limited
                                                                                   (Sub-Adviser)
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       66

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                              SHARE CLASS
UNDERLYING FUND             (IF APPLICABLE)   INVESTMENT OBJECTIVE                 INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
Invesco V.I. Global             Series I      High total return through growth     Invesco Aim Advisors, Inc.
Real Estate Fund                              of capital and current income.       (Investment Adviser)

                                                                                   AIM Funds Management Inc.
                                                                                   (Sub-Adviser)

                                                                                   Invesco Global Asset Management (N.A.), Inc.
                                                                                   (Sub-Adviser)

                                                                                   Invesco Institutional (N.A.), Inc.
                                                                                   (Sub-Adviser)

                                                                                   Invesco Senior Secured Management, Inc.
                                                                                   (Sub-Adviser)

                                                                                   Invesco Hong Kong Limited
                                                                                   (Sub-Adviser)

                                                                                   Invesco Asset Management Limited
                                                                                   (Sub-Adviser)

                                                                                   Invesco Asset Management (Japan) Limited
                                                                                   (Sub-Adviser)

                                                                                   Invesco Asset Management Deutschland
                                                                                   (Sub-Adviser)

                                                                                   Invesco Australia Limited
                                                                                   (Sub-Adviser)
------------------------------------------------------------------------------------------------------------------------------------
Invesco V.I.                   Series II      Long-term growth of capital          Invesco Aim Advisors, Inc.
International                                                                      (Investment Adviser)
Growth Fund
                                                                                   AIM Funds Management Inc.
                                                                                   (Sub-Adviser)

                                                                                   Invesco Global Asset Management (N.A.), Inc.
                                                                                   (Sub-Adviser)

                                                                                   Invesco Institutional (N.A.), Inc.
                                                                                   (Sub-Adviser)

                                                                                   Invesco Senior Secured Management, Inc.
                                                                                   (Sub-Adviser)

                                                                                   Invesco Hong Kong Limited
                                                                                   (Sub-Adviser)

                                                                                   Invesco Asset Management Limited
                                                                                   (Sub-Adviser)

                                                                                   Invesco Asset Management (Japan) Limited
                                                                                   (Sub-Adviser)

                                                                                   Invesco Asset Management Deutschland
                                                                                   (Sub-Adviser)

                                                                                   Invesco Australia Limited
                                                                                   (Sub-Adviser)
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       67

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                              SHARE CLASS
UNDERLYING FUND             (IF APPLICABLE)   INVESTMENT OBJECTIVE                 INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
Invesco V.I. Mid Cap           Series II      Long-term growth of capital          Invesco Aim Advisors, Inc.
Core Equity Fund                                                                   (Investment Adviser)

                                                                                   AIM Funds Management Inc.
                                                                                   (Sub-Adviser)

                                                                                   Invesco Global Asset Management (N.A.), Inc.
                                                                                   (Sub-Adviser)

                                                                                   Invesco Institutional (N.A.), Inc.
                                                                                   (Sub-Adviser)

                                                                                   Invesco Senior Secured Management, Inc.
                                                                                   (Sub-Adviser)

                                                                                   Invesco Hong Kong Limited
                                                                                   (Sub-Adviser)

                                                                                   Invesco Asset Management Limited
                                                                                   (Sub-Adviser)

                                                                                   Invesco Asset Management (Japan) Limited
                                                                                   (Sub-Adviser)

                                                                                   Invesco Asset Management Deutschland
                                                                                   (Sub-Adviser)

                                                                                   Invesco Australia Limited
                                                                                   (Sub-Adviser)
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Enterprise          Service       Seeks long-term growth of capital    Janus Capital Management LLC
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Janus               Service       Seeks long-term growth of capital    Janus Capital Management LLC
Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Legg Mason ClearBridge          Class II      Seeks capital appreciation           Legg Mason Partners Fund Advisor, LLC
Variable Aggressive                                                                (Investment Adviser)
Growth Fund
                                                                                   ClearBridge Advisors, LLC
                                                                                   (Sub-Adviser)
------------------------------------------------------------------------------------------------------------------------------------
Legg Mason ClearBridge          Class I       Seeks long-term growth of capital    Legg Mason Partners Fund Advisor, LLC
Variable Small Cap                                                                 (Investment Adviser)
Growth Fund
                                                                                   ClearBridge Advisors, LLC
                                                                                   (Sub-Adviser)
------------------------------------------------------------------------------------------------------------------------------------
Legg Mason Western              Class II      Seeks to maximize total return,      Legg Mason Partners Fund Advisor, LLC
Asset Variable Global                         consistent with the preservation     (Investment Adviser)
High Yield Bond Fund                          of capital
                                                                                   Western Asset Management Company
                                                                                   (Sub-Adviser)

                                                                                   Western Asset Management Company Limited
                                                                                   (Sub-Adviser)
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT Research             Service       Capital appreciation                 Massachusetts Financial Services Company
International Series
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT Total                Service       To seek total return                 Massachusetts Financial Services Company
Return Series
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT                      Service       To seek total return                 Massachusetts Financial Services Company
Utilities Series
------------------------------------------------------------------------------------------------------------------------------------
Mutual Global                   Class 2       Capital appreciation                 Franklin Mutual Advisers, LLC
Discovery                                                                          (Investment Adviser)
Securities Fund
                                                                                   Franklin Templeton Investment
                                                                                   (Sub-Adviser)
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       68

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                              SHARE CLASS
UNDERLYING FUND             (IF APPLICABLE)   INVESTMENT OBJECTIVE                 INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT            Class S       Long-term growth of capital by       Neuberger Berman Management LLC
Socially Responsive                           investing primarily in securities    (Investment Adviser)
                                              of companies that meet the Fund's
                                              financial criteria and social        Neuberger Berman, LLC
                                              policy                               (Sub-Adviser)
------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Core                 Service      The Fund seeks a high level of       OppenheimerFunds, Inc.
Bond Fund/VA                                  current income as its primary
                                              goal. As a secondary goal, the
                                              Fund seeks capital appreciation
                                              when consistent with its goal of
                                              high current income. The Fund
                                              invests mainly in investment grade
                                              debt securities
------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Main                Service       This Fund invests in a               OppenheimerFunds, Inc.
Street Small Cap                              well-diversified mix of smaller
Fund(R)/VA                                    company stocks for capital
                                              appreciation potential.
------------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT All                Administrative   Maximum real return consistent       Pacific Investment Management Company LLC
Asset Portfolio                               with preservation of real capital
                                              and prudent investment management
------------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT                    Administrative   Maximum real return consistent       Pacific Investment Management Company LLC
CommodityRealReturn                           with prudent investment management
Strategy Portfolio
------------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Emerging               Advisor      Seeks maximum total return,          Pacific Investment Management Company LLC
Markets Bond Portfolio                        consistent with preservation of
                                              capital and prudent investment
                                              management
------------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Foreign            Administrative   Maximum total return, consistent     Pacific Investment Management Company LLC
Bond Portfolio                                with preservation of capital and
(U.S. Dollar-Hedged)                          prudent investment management
------------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Low                Administrative   Seeks maximum total return           Pacific Investment Management Company LLC
Duration Portfolio                            consistent with preservation of
                                              capital and prudent investment
                                              management
------------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Real               Administrative   Maximum real return consistent       Pacific Investment Management Company LLC
Return Portfolio                              with preservation of real capital
                                              and prudent investment management
------------------------------------------------------------------------------------------------------------------------------------
Royce Capital Fund -           Investment     Long-term growth of capital          Royce & Associates, LLC
Micro-Cap Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Rydex | SGI VT All-Asset                      The Essential Portfolio              Security Global Investors
Aggressive Strategy                           Aggressive Fund's objective is to
                                              primarily seek growth of capital.
------------------------------------------------------------------------------------------------------------------------------------
Rydex | SGI VT All-Asset                      The Essential Portfolio              Security Global Investors
Conservative Strategy                         Conservative Fund's objective is
                                              to primarily seek preservation of
                                              capital and, secondarily, to seek
                                              long-term growth of capital.
------------------------------------------------------------------------------------------------------------------------------------
Rydex | SGI VT All-Asset                      The Essential Portfolio Moderate     Security Global Investors
Moderate Strategy                             Fund's objective is to primarily
                                              seek growth of capital and,
                                              secondarily, to seek preservation
                                              of capital.
------------------------------------------------------------------------------------------------------------------------------------
Rydex | SGI VT                                Long-term capital appreciation       Security Global Investors
All-Cap Opportunity
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       69

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                              SHARE CLASS
UNDERLYING FUND             (IF APPLICABLE)   INVESTMENT OBJECTIVE                 INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
Rydex | SGI VT                                Long-term growth of capital          Security Global Investors
All Cap Value
------------------------------------------------------------------------------------------------------------------------------------
Rydex | SGI VT                                Long-term growth of capital          Security Global Investors
Alpha Opportunity                                                                  (Investment Adviser)

                                                                                   Security Global Investors, LLC
                                                                                   (Sub-Adviser)

                                                                                   Mainstream Investment Advisers, LLC
                                                                                   (Sub-Adviser)
------------------------------------------------------------------------------------------------------------------------------------
Rydex | SGI VT                                Investment returns with a low        Security Global Investors
Alternative                                   correlation to the returns of
Strategies Allocation                         traditional stocks and bonds.
------------------------------------------------------------------------------------------------------------------------------------
Rydex | SGI VT                                Long-term growth of capital          Security Global Investors
CLS AdvisorOne                                without regard to current income     (Investment Adviser)
Amerigo Fund
                                                                                   CLS Investment Firm, LLC
                                                                                   (Sub-adviser)
------------------------------------------------------------------------------------------------------------------------------------
Rydex | SGI VT                                Current income and growth of         Security Global Investors
CLS AdvisorOne                                capital                              (Investment Adviser)
Clermont Fund
                                                                                   CLS Investment Firm, LLC
                                                                                   (Sub-adviser)
------------------------------------------------------------------------------------------------------------------------------------
Rydex | SGI VT Global                         Long-term growth of capital          Security Global Investors
                                                                                   (Investment Adviser)

                                                                                   Security Global Investors, LLC
                                                                                   (Sub-Adviser)
------------------------------------------------------------------------------------------------------------------------------------
Rydex | SGI VT                                High current income and capital      Security Global Investors
High Yield                                    appreciation as a secondary
                                              objective
------------------------------------------------------------------------------------------------------------------------------------
Rydex | SGI VT                                Long-term capital appreciation       Security Global Investors
International
Opportunity
------------------------------------------------------------------------------------------------------------------------------------
Rydex | SGI VT Large                          Long-term growth of capital          Security Global Investors
Cap Concentrated
Growth
------------------------------------------------------------------------------------------------------------------------------------
Rydex | SGI VT                                Long-term growth of capital          Security Global Investors
Large Cap Core
------------------------------------------------------------------------------------------------------------------------------------
Rydex | SGI VT                                Long-term growth of capital          Security Global Investors
Large Cap Value
------------------------------------------------------------------------------------------------------------------------------------
Rydex | SGI VT                                High level of total return           Security Global Investors
Managed Asset                                                                      (Investment Adviser)
Allocation
                                                                                   T. Rowe Price Associates, Inc.
                                                                                   (Sub-Adviser)
------------------------------------------------------------------------------------------------------------------------------------
Rydex | SGI VT                                Seeks to provide investment          Security Global Investors
Managed Futures Strategy                      results that match the
                                              performance of the Standard &
                                              Poor's Diversified Trends
                                              Indicator(R).
------------------------------------------------------------------------------------------------------------------------------------
Rydex | SGI VT                                Capital appreciation                 Security Global Investors
Mid Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
Rydex | SGI VT                                Long-term growth of capital          Security Global Investors
Mid Cap Value
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       70

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                              SHARE CLASS
UNDERLYING FUND             (IF APPLICABLE)   INVESTMENT OBJECTIVE                 INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
Rydex | SGI VT                                As high a level of current income    Security Global Investors
Money Market                                  as is consistent with
                                              preservation of capital by
                                              investing in money market
                                              securities with varying
                                              maturities.
------------------------------------------------------------------------------------------------------------------------------------
Rydex | SGI VT                                Seeks to provide capital             Security Global Investors
Multi-Hedge Strategies                        appreciation consistent with the
                                              return and risk characteristics
                                              of the hedge fund universe.
------------------------------------------------------------------------------------------------------------------------------------
Rydex | SGI VT                                Long-term growth of capital          Security Global Investors
Small Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
Rydex | SGI VT                                Long term capital appreciation       Security Global Investors
Small Cap Value                                                                    (Investment Adviser)

                                                                                   Wells Capital Management Incorporated
                                                                                   (Sub-adviser)
------------------------------------------------------------------------------------------------------------------------------------
Rydex | SGI VT U.S.                           Provide current income               Security Global Investors
Intermediate Bond
------------------------------------------------------------------------------------------------------------------------------------
Van Kampen LIT                 Class II       Capital growth and income through    Van Kampen Asset Management
Comstock Portfolio                            investments in equity securities,
                                              including common stocks,
                                              preferred stocks and securities
                                              convertible into common and
                                              preferred stocks
------------------------------------------------------------------------------------------------------------------------------------
Van Kampen LIT                 Class II       High current return consistent       Van Kampen Asset Management
Government Portfolio                          with preservation of capital
------------------------------------------------------------------------------------------------------------------------------------
Van Kampen UIF                 Class II       Seeks long-term capital              Morgan Stanley Investment Management Inc.
Emerging Markets                              appreciation.
Equity Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Van Kampen UIF Equity          Class II       Capital appreciation and current     Morgan Stanley Investment Management Inc.
and Income Portfolio                          income
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       71

                                                                      APPENDIX A

                            IRA DISCLOSURE STATEMENT

This Disclosure Statement describes the statutory and regulatory provisions applicable to the operation of Traditional Individual Retirement Annuities (e.g., non-Roth IRAs). Internal Revenue Service regulations require that this Disclosure Statement be given to each person desiring to establish an Individual Retirement Annuity (IRA). Further information can be obtained from any district office of the Internal Revenue Service.


RIGHT TO REVOKE

You may revoke your IRA within seven days after it has been established. For purposes of revocation, the date your first purchase payment is received by Security Benefit Life Insurance Company will be the date the account is established. To revoke your IRA and receive a refund of the entire amount of contribution paid, you must mail or deliver a written notice of revocation, signed exactly as your signature appears on your variable annuity application, to: SECURITY BENEFIT LIFE INSURANCE COMPANY, P.O. BOX 750497, TOPEKA, KS 66675-0497, 1-800-888-2461.

If you send your revocation notice by First Class Mail, we will consider that you have notified us as of the date of the postmark on the envelope. If you send it by Certified or Registered Mail, you will have notified us as of the certification or registration date on the label. In either case, the revocation notice must be properly addressed and mailed, with postage prepaid. Upon receipt of a timely revocation notice, the entire amount of your contribution will be returned to you without adjustment for sales commissions, administrative fees or market value fluctuation.


WHAT ARE THE STATUTORY REQUIREMENTS?

The annuity contract described in the prospectus which accompanies this IRA Disclosure Statement meets the requirements of Section 408(b) of the Internal Revenue Code as to form for use as an IRA. The form of the contract has been approved by the Internal Revenue Service.

The requirements of Section 408(b) of the Internal Revenue Code, as to form for use as an IRA, are described in Items 1 through 6 below:

1.   The amount in your IRA must be fully vested at all times.

2.   The contract must provide that you cannot transfer it to someone else.

3.   The contract must have flexible premiums.

4. You must start receiving distributions by April 1 of the year following the year in which you reach age 70 1/2 (see "Required Minimum Distributions").

5. The contract must provide that you cannot contribute more than the lesser of 100% of your taxable compensation or the applicable dollar amount as shown in the table below. See "How Much May I Contribute?" (This requirement does not apply to rollovers. See "Rollovers and Direct Transfers.")

6. The contract must provide that any refund of premium will be applied before the close of the calendar year of the year of refund toward the payment of future premiums or the purchase of additional benefits.

WHO IS ELIGIBLE FOR AN IRA?

Any individual (under age 70 1/2) who has compensation or earned income is eligible for either a deductible or a nondeductible IRA.

You may designate your entire contribution as a nondeductible contribution, if you so choose. If your otherwise allowable and deductible IRA contribution is limited because you (or your spouse) are an active participant in a qualified retirement plan provided by your employer and your adjusted gross income exceeds a certain level, you may make a designated nondeductible contribution to the extent your otherwise allowable and deductible contribution amount was limited.

You have the responsibility of determining and reporting on IRS Form 8606 how much you contributed and which portion of the contributions you made were deductible and which were designated nondeductible contributions. Once contributed, the deductible and designated nondeductible contributions are treated the same, meaning, each type receives tax-deferred accumulation of income. You need to know how much of your account is made up of deductible and designated nondeductible contributions in order to determine the taxable portion of any distributions you receive, so you should keep permanent records on your deductible and non-deductible contributions.

Reporting requirements are instituted for individuals who make nondeductible contributions or receive a distribution. A penalty of $100 applies to each instance when a nondeductible contribution is reported but not made, without reasonable cause.

SPOUSAL IRAS --

1.   One or both spouses must be receiving compensation for the taxable year.

2. Both spouses must be under age 70 1/2. (However, if one spouse is not over age 70 1/2, that spouse could contribute under the regular IRA rules.)

3. The contributions need not be split equally between the two accounts. However, no more than the individual account maximum described below can be contributed to either account.

4.    A joint tax return must be filed.

5.    Separate accounts must be maintained for each spouse.

6. Community property laws are not considered in computing contributions to each spouse's account.

DIVORCED SPOUSE IRAS -- The transfer of an individual's interest, in whole or in part, in an IRA to their former spouse under a valid divorce decree or a written instrument incident to such divorce shall not be considered to be a distribution from such an IRA to such individual or their former spouse; nor shall it be considered a taxable transfer by such individual to their former spouse.

The interest described which is transferred to the former spouse shall be treated as an IRA of such spouse.


WHAT IS COMPENSATION?

Compensation is defined as wages, salaries, professional fees, sales commissions, tips, bonuses and earned income to self-employed persons. It does not include earnings and profits from investments, such as interest, dividends and rental income.


WHEN DO I HAVE TO MAKE MY CONTRIBUTIONS?

Contributions, including establishing your IRA, can be made at any time. If you make a contribution between January 1 and April 15, however, you may elect to treat the contribution as made either in that year or in the preceding year. You may file a tax return claiming a deduction for your IRA contribution before the contribution is actually made. You must, however, make the contribution by the due date of your federal tax return, not including extensions.


HOW MUCH MAY I CONTRIBUTE?

REGULAR IRA -- The lesser of 100% of compensation or $5,000. If you are age 50 or over, you may make an additional catch-up contribution to a traditional IRA of $1,000 for each tax year. However, if you are covered by an employer-sponsored retirement plan, the amount of the contribution to a traditional IRA which may be deducted will be reduced or eliminated if your modified adjusted gross income exceeds the limits as set forth in the table below:

------------------- -------------------- --------------------
  TAXABLE YEARS      SINGLE TAXPAYERS       JOINT RETURNS
   BEGINNING IN       PHASE-OUT RANGE      PHASE-OUT RANGE
------------------- -------------------- --------------------
  2010 and after      $56,000-$66,000      $89,000-$109,000
------------------- -------------------- --------------------

If your spouse is covered by an employer retirement plan but you are not, you may be able to deduct those contributions to an IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return exceeds $167,000.

SPOUSAL IRA -- If you and your spouse file a joint return, each of you may contribute up to $5,000 (or $6,000 in 2010 if you are age 50 or older) to your own IRA annually if your joint income in 2010 is at least equal to the combined contributions. The maximum amount the higher compensated spouse may contribute for the year 2010 is the lesser of $5,000 (or $6,000 if you are age 50 or older) or 100% of that spouse's compensation. The maximum the lower compensated spouse may contribute is the lesser of: (i) $5,000 (or $6,000 if you are age 50 or older) or (ii) 100% of that spouse's compensation plus the amount by which the higher compensated spouse's compensation exceeds the amount the higher compensated spouse contributes to his or her IRA.


ARE THERE ANY OTHER LIMITS ON CONTRIBUTIONS?

Yes. For a Traditional IRA, no contribution (other than a rollover or a SEP contribution) can be made in or after the year in which you reach age 70 1/2.


ROLLOVERS AND DIRECT TRANSFERS

If you receive a distribution from another IRA, you may make a rollover contribution of all or part of the amount you receive to this IRA. The rollover must be completed within 60 days after you receive the distribution.

Certain distributions from retirement plans (pension plan, profit-sharing plan, Keogh, 403(b), 401(k) or governmental 457, but not contributions from Roth 401(k) or Roth 403(b) accounts) are also eligible for rollover to your IRA. You may make a rollover contribution by rolling all or a portion of your distribution or directly transferring the assets from your retirement plan. The distribution must be rolled over within 60 days of receipt from the retirement plan administrator or sponsor. In most instances the plan administrator or sponsor must withhold 20% of your distribution for federal income tax purposes unless you elect a direct rollover. In a direct rollover, the distribution from your retirement plan is made directly from the plan administrator or sponsor to your IRA. The amount of your rollover will not be included in your taxable income for the year.

Because of the strict limitations that apply to IRA and retirement plan rollovers, you should consult with your tax advisor before making any type of rollover contribution.


WHAT HAPPENS IF EXCESS CONTRIBUTIONS ARE MADE TO MY IRA?

You must pay a 6% excise tax each year on excess contributions that remain in your IRA. Generally, an excess contribution is the amount contributed to your IRA that is above the maximum amount you can contribute for the year. The excess is taxed in the year contributed and each year after that until you correct it.

You will not have to pay the 6% excise tax if you withdraw the excess amount by the date your tax return is due, including extensions, for the year of the contribution.

The excess contribution can be corrected if you contribute less than the permissible amount the following year; however, the excise tax is not avoided and will be due on the amount you over contributed the previous year.


ARE MY CONTRIBUTIONS DEDUCTIBLE?

Generally, if you are not covered by a qualified retirement plan, the amount you can deduct in a year for contributions to your IRA is the lesser of your taxable compensation for the year or $5,000. If you are age 50 or over, you may make an additional catch-up contribution to a traditional IRA of $1,000 for each tax year.

However, if you are not covered by a qualified retirement plan, but your spouse is you may be able to deduct those contributions to an IRA; however, the amount you may deduct for IRA contributions will be phased out if your adjusted gross income ("AGI") exceeds $167,000.

If you are covered by a qualified retirement plan, the amount of IRA contributions you may deduct in a year may be reduced or eliminated based on your AGI for the year. The limits are:

------------------- -------------------- --------------------
  TAXABLE YEARS      SINGLE TAXPAYERS       JOINT RETURNS
   BEGINNING IN       PHASE-OUT RANGE      PHASE-OUT RANGE
------------------- -------------------- --------------------
  2010 and after      $56,000-$66,000      $89,000-$109,000
------------------- -------------------- --------------------

TAX STATUS OF THE CONTRACT AND DISTRIBUTIONS

1. Earnings of your IRA contract are not taxed until they are distributed from the IRA.

2. In general, taxable distributions are included in your gross income in the year you receive them.

3. Distributions are non-taxable to the extent they represent a return of non-deductible contributions. The non-taxable percentage of a distribution is determined by dividing your total undistributed, non-deductible IRA contributions by the value of all your IRAs (including SEPs and rollovers).

4. Amounts held in IRAs are generally subject to the imposition of federal estate taxes. In addition, if you elect to have all or any part of your account payable to a beneficiary (or beneficiaries) upon your death, the election generally will not subject you to any gift tax liability.

5. Your IRA contract's tax-sheltered status will be lost and the value of your contract will be taxable to you, if:

     a. you engage in a prohibited transaction, as described in Internal Revenue Code Section 4975(c);

     b.   you borrow from your IRA;

     c.   you pledge your IRA as collateral for a loan; or

     d. you invest any part of your IRA assets in collectibles, as defined in Internal Revenue Code Section 408(m)(2).


REQUIRED MINIMUM DISTRIBUTIONS

In general, you must start receiving minimum distributions from your IRA by April 1 following the year in which you reach age 70 1/2 (your "required beginning date") either in a single lump sum or over a period not extending beyond the joint life expectancy of you and a designated beneficiary. For 2009, the required minimum distribution requirements have been suspended and no distributions are required.

Figure your required minimum distribution for each year by dividing the value of your IRA on December 31 of the preceding year by the applicable distribution period or life expectancy found in a table issued by the Internal Revenue Service. Generally, the applicable life expectancy is the remaining joint life and last survivor expectancy of you and a designated beneficiary if that designated beneficiary is assumed to be 10 years younger than you. If your spouse, as your sole designated beneficiary, is more than 10 years younger than you, distributions may be taken over a longer period. The applicable life expectancy may be found in a current version of IRS Publication 590 "Individual

Retirement Arrangements." To obtain a free copy of IRS Publication 590 and other IRA forms, write the IRS Forms Distribution Center for your area as shown in your income tax return instructions, or you can find Publication 590 on the Internet at www.irs.gov.

Annuity payments which begin by April 1 of the year following the year you reach age 70 1/2 satisfy the minimum distribution requirement if they provide for non-increasing payments over your life or the lives of you and your beneficiary, provided that, if installments are guaranteed, the maximum guaranty period must be less than the applicable life expectancy.

If you have more than one IRA, you must determine the required minimum distribution separately for each IRA; however, you can take the actual distribution of these amounts from any one or more of your IRAs.

If the actual distribution from your IRA is less than the minimum amount that should be distributed in accordance with the rules set forth above, the difference is an excess accumulation. There is a 50% excise tax on any excess accumulations.

If you die after your required beginning date, your entire remaining account balance must be distributed to your designated beneficiary at least as rapidly as under the method of distribution in effect on your date of death.

After your death, the general rule is that your entire balance must be distributed in substantially equal installments over a fixed period not exceeding your designated beneficiary's life expectancy (as determined under tables issued by the IRS), beginning no later than December 31 of the year following the year in which you died. If you have no individual designated beneficiary, or if the beneficiary elects to delay distributions, your account must be distributed by the end of the fifth calendar year after the year of your death. If this period includes the year 2009, the five year period is extended to six years. If your spouse is your designated beneficiary, such distribution need not commence until December 31 of the year during which you would have attained age 70 1/2 had you survived. Alternatively, if your designated beneficiary is your spouse, he or she may elect to treat your IRA as his or her own IRA. The Federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws. Therefore spousal continuation will not be available to such partners or same sex marriage spouses. Consult a tax advisor for more information on this subject.


ARE THERE ANY PENALTIES FOR PREMATURE DISTRIBUTIONS?

There is an additional tax on premature distributions equal to 10% of the amount of the premature distribution that you must include in your gross income. Premature distributions are generally amounts you withdraw from your IRA before you are age 59 1/2. However, the tax on premature distributions does not apply:

  1. To distributions that are rolled over tax free to another IRA, a qualified employee retirement plan, a tax-sheltered annuity, or a governmental 457 deferred compensation plan.

  2. To a series of substantially equal periodic payments made over your life or life expectancy, or the joint life expectancy of you and your beneficiary.

  3. To amounts distributed to a beneficiary, or the individual's estate, on or after the death of the individual.

  4. If you are permanently disabled. You are considered disabled if you cannot do any substantial gainful activity because of your physical or mental condition. A physician must determine that your condition can be expected to result in death or to be of long, continued, and indefinite duration.

  5. To a distribution which does not exceed the amount of your medical expenses that could be deducted for the year (generally speaking, medical expenses paid during a year are deductible to the extent they exceed 7 1/2% of your adjusted gross income for the year).

  6. To a distribution (subject to certain restrictions) that does not exceed the premiums you paid for health insurance coverage for yourself, your spouse and dependents if you have been unemployed and received unemployment compensation for at least 12 weeks.

  7. To a "qualified first-time homebuyer distribution," within the meaning of Internal Revenue Code Section 72(t)(8), up to $10,000.

  8. To a distribution for post-secondary education costs for you, your spouse or any child or grandchild of you or your spouse.

  9. To a distribution due to a levy by the Internal Revenue Service on the contract.

 10.  To a qualified reservist distribution.


REPORTS

1. Financial information about your IRA will be provided to you annually.

2. IRS Form 5329 must be filed for a year during which excise tax is imposed.

SIMPLIFIED EMPLOYEE PENSION (SEP-IRA)

Your Employer may contribute to your IRA, pursuant to a Simplified Employee Pension, the lesser of 25% of your compensation from such Employer or $49,000. In addition to the Employer's contribution to the SEP, you may also make a contribution to your IRA within the appropriate limits.


FINANCIAL INFORMATION

Contributions to your IRA contract are subject to certain charges including the mortality and expense risk fee. Any applicable charges are described in more detail in the variable annuity contract prospectus which accompanies this IRA Disclosure Statement. The mortality and expense risk fee is not deducted from contract value allocated to the contract's general account option. See the accompanying prospectus for the Underlying Funds for information about the charges associated with the funds underlying the variable annuity contract. Contractowners who allocate contract value to the Subaccounts bear a pro rata share of the Underlying Fund's fees and expenses. The growth in value of the IRA contract is neither guaranteed, nor projected, but is based upon the investment experience of the underlying mutual fund portfolios that correspond to the Subaccounts to which you have allocated contract value.


             THIS DISCLOSURE STATEMENT IS NOT PART OF THE PROSPECTUS

                                                                      APPENDIX B

                       ROTH INDIVIDUAL RETIREMENT ANNUITY
                              DISCLOSURE STATEMENT



This Disclosure Statement describes the statutory and regulatory provisions applicable to the operation of Roth IRAs. Internal Revenue Service regulations require that this Disclosure Statement be given to each person desiring to establish a Roth IRA. Further information can be obtained from any district office of the Internal Revenue Service.


RIGHT TO REVOKE

You may revoke your Roth IRA within seven days after it has been established. For purposes of revocation, the date your first purchase payment is received by Security Benefit Life Insurance Company will be the date the account is established. To revoke your Roth IRA and receive a refund of the entire amount of contribution paid, you must mail or deliver a written notice of revocation, signed exactly as your signature appears on your variable annuity application, to: SECURITY BENEFIT LIFE INSURANCE COMPANY, P.O. BOX 750497, TOPEKA, KS 66675-0497, 1-800-888-2461.

If you send your revocation notice by First Class Mail, we will consider that you have notified us as of the date of the postmark on the envelope. If you send it by Certified or Registered Mail, you will have notified us as of the certification or registration date on the label. In either case, the revocation notice must be properly addressed and mailed, with postage prepaid. Upon receipt of a timely revocation notice, the entire amount of your contribution will be returned to you without adjustment for sales commissions, administrative fees or market value fluctuation.


WHAT ARE THE REQUIREMENTS?

A Roth IRA contract must meet the following requirements:

1.   The amount in your Roth IRA must be fully vested at all times.

2.   The contract must provide that you cannot transfer it to someone else.

3.   The contract must have flexible premiums.

4. If you die before your entire interest in the contract has been distributed, your beneficiary may need to receive distributions within a specified time frame (see "Required Minimum Distributions" below).

5. The contract must provide that you cannot contribute more than the lesser of 100% of your taxable compensation or the applicable dollar amount as shown in the table below. This requirement does not apply to qualified rollover contributions. (See "Rollovers and Direct Transfers" below).

6. The contract must provide that any refund of premium will be applied before the close of the calendar year of the year of refund toward the payment of future premiums or the purchase of additional benefits.

The annuity contract described in the prospectus which accompanies this Roth IRA Disclosure Statement contains the provisions described above. Approval as to the form of the contract has been provided by the Internal Revenue Service.


ROLLOVERS AND DIRECT TRANSFERS

1. You may make a qualified rollover contribution to this Roth IRA from any "eligible retirement plan" including a qualified plan, a 403(b) plan, a 457 governmental plan or any kind of IRA, including another Roth IRA, and such a contribution will not count toward the annual limit on contributions to this Roth IRA. Prior to 2010, you could make a qualified rollover contribution from any of these accounts (except another Roth IRA or Roth account in a 401(k) or 403(b) plan) only if your modified adjusted gross income for the year in which the rollover will occur is $100,000 or less and you are not a married individual filing a separate return from your spouse. Beginning in 2010, the modified adjusted gross income and filing status limitations for rollovers have been removed. A rollover from a traditional IRA may be subject to income taxes. However, taxation of income from taxable rollovers from these other eligible retirement plans that occur in 2010 may be recognized ratably in 2011 and 2012. After 2011, all income will be recognized in the year of the rollover.

2. Any after-tax amount distributed rolled over to your Roth IRA (such as non-deductible contributions to a traditional IRA) will not be subject to federal income taxes. Qualified rollovers from a Roth account in a Section 401(k) or a Section 403(b) plan are also not taxable.

3. You must complete any qualified rollover contribution by the 60th day after the date you receive a distribution from the plan or your IRA.

4. A direct transfer of funds in a rollover to a Roth IRA from one trustee or insurance company to this Roth IRA, and any rollover from a Roth account in a Section 401(k) or a Section 403(b) plan is not required to be counted as a rollover.

5. A distribution from this Roth IRA may be used as a rollover contribution to another Roth IRA. You may not transfer a Roth IRA to a traditional IRA or any other qualified plan, including a Roth account in a Section 401(k) or a
     Section 403(b) plan.

6. You may not rollover minimum required distributions from your traditional IRA, any qualified plan or Section 403(b) plan, or governmental 457 plan into this Roth IRA.

7. A rollover contribution from one IRA to another IRA, other than a qualified rollover contribution from a traditional IRA to a Roth IRA, may be made only once a year. The one-year period begins on the date you receive the distribution from the first IRA, not on the date you roll it over (reinvest it) into another IRA. A conversion from a traditional IRA to a Roth IRA is not treated as a rollover for purposes of the one-year rule.


AMOUNT OF ANNUAL CONTRIBUTION

1. In general, the amount you can contribute each year to the Roth IRA is the lesser of 100% of compensation or $5,000. If you are age 50 or over, you may make an additional catch-up contribution to a Roth IRA of $1,000 for each tax year.

     If you have more than one IRA (either a Roth IRA or a traditional IRA), the limit applies to the total contributions made to your IRAs for the year. Wages, salaries, tips, professional fees, bonuses and other amounts you receive for providing personal services are compensation. If you own and operate your own business as a sole proprietor, your net earnings reduced by your deductible contributions on your behalf to self-employed retirement plans is compensation. If you are an active partner in a partnership and provide services to the partnership, your share of partnership income reduced by deductible contributions made on your behalf to qualified retirement plans is compensation.

2. No amount you contribute to the Roth IRA will be deductible for federal income tax purposes.

3. Contributions to your Roth IRA can be made at any time or by the due date of your federal tax return, not including extensions. If you make a contribution between January 1 and April 15, however, you may elect to treat the contribution as made either in that year or in the preceding year.

4. If both you and your spouse have compensation, you can each set up your own Roth IRA. The contribution for each of you is figured separately and depends on how much each of you earns. Both of you cannot participate in the same Roth IRA.

5. If you and your spouse file a joint return, each of you may contribute up to $5,000 (or $6,000 in 2010 if you are age 50 or older) to your own Roth IRA annually if your joint income in 2010 is at least equal to the combined contributions. The maximum amount the higher compensated spouse may contribute for the year 2010 is the lesser of $5,000 (or $6,000 if you are age 50 or older) or 100% of that spouse's compensation. The maximum the lower compensated spouse may contribute is the lesser of: (i) $5,000 (or $6,000 if you are age 50 or older) or (ii) 100% of that spouse's compensation plus the amount by which the higher compensated spouse's compensation exceeds the amount the higher compensated spouse contributes to his or her Roth IRA.

6. Your maximum annual contribution amount shall be phased-out if you are single and have an adjusted gross income between $105,000 and $120,000, or if you are married and you and your spouse have a combined adjusted gross income between $167,000 and $177,000 in accordance with Internal Revenue Code Section 408A(c)(3).


TAX STATUS OF DISTRIBUTIONS

1. Since your contributions to the contract will be made with after-tax dollars, your contributions will not be subject to federal income tax when they are distributed to you. Distributions from the Roth IRA will be considered as coming first from your contributions and then from the earnings on your contributions. You will owe no federal income tax when earnings on your contributions are distributed to you, provided they are distributed in a "qualified distribution."

2. "Qualified distributions" from the Roth IRA will not be subject to federal income tax or the additional 10% early withdrawal tax. To be qualified, a distribution must:

     a. occur after the five-year period beginning on the first day of the year you made your initial contribution to any Roth IRA, and

     b.   must be:

          (1)  made on or after the date on which you attain age 59 1/2;

          (2)  made to a beneficiary (or your estate) on or after your death;

          (3)  attributable to your being disabled; or

          (4) a distribution to pay for "qualified first-time homebuyer expenses" under Internal Revenue Code Section 72(t)(8) up to $10,000.

3. You will owe federal income tax, and perhaps an additional 10% early withdrawal tax, as a result of obtaining a "nonqualified distribution."

4. Amounts held in Roth IRAs are generally subject to the imposition of federal estate taxes. If you elect to have all or any part of your account payable to a beneficiary (or beneficiaries) upon your death, the election generally will not subject you to any gift tax liability.


REQUIRED MINIMUM DISTRIBUTIONS

1. You are not required to receive minimum distributions from your Roth IRA during your lifetime.

2. If you die before the entire balance in your Roth IRA has been distributed, the general rule is that the entire balance must be distributed in substantially equal installments over a fixed period not exceeding the designated beneficiary's life expectancy (as determined under Internal Revenue Service regulations), beginning no later than December 31 of the year following the year in which you died. If you have no individual designated beneficiary, or if the beneficiary elects to delay distributions, your account must be distributed by the end of the fifth calendar year after the year of your death. If this period includes the year 2009, the five year period is extended to six years. If your spouse is the sole designated beneficiary of your Roth IRA on your date of death, these rules do not apply and the Roth IRA will be treated as your spouse's IRA, and no distributions from the Roth IRA to your spouse will be required during your spouse's lifetime. The Federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws. Therefore spousal continuation will not be available to such partners or same sex marriage spouses. Consult a tax advisor for more information on this subject.

3. Life expectancies are determined using the life expectancy tables shown in IRS Publication 590 "Individual Retirement Arrangements." To obtain a free copy of IRS Publication 590, write the IRS Forms Distribution Center for your area as shown in your income tax return instructions, or you may download Publication 590 from www.irs.gov.

4. If the actual distribution from your Roth IRA is less than the minimum amount that should be distributed in accordance with the rules set forth above, the difference is an excess accumulation. There is a 50% excise tax on any excess accumulations.


WHAT HAPPENS IF EXCESS CONTRIBUTIONS ARE MADE TO MY ROTH IRA?

1. You must pay a 6% excise tax if you make excess contributions to your Roth IRA. Generally, an excess contribution is the amount contributed to your Roth IRA that is above the maximum amount you can contribute for the year.

2. You will not have to pay the 6% excise tax if you withdraw the excess amount, plus the net income on those excess contributions, by the date your tax return is due, including extensions, for the year of the contribution. The net earnings on these excess contributions will be included in your income for the year in which the contributions were made.

3. If your excess contributions, plus the net income on those contributions, are distributed after the due date of your tax return for the year of contribution, the earnings on those contributions may be subject to federal income tax and the 10% tax on premature distributions. However, if you choose to leave the excess contributions in your Roth IRA after the due date of your income tax return for the year of contribution, the excess contributions will be treated as deemed Roth IRA contributions for subsequent years, to the extent you contribute less than the maximum amount which you are allowed to contribute for those subsequent years.


ARE THERE ANY PENALTIES FOR PREMATURE DISTRIBUTIONS?

There is an additional tax on premature distributions which are part of a nonqualified distribution equal to 10% of the amount of the premature distribution that you must include in your gross income. (See the discussion above on the "Tax Status of Distributions.") Premature distributions are generally amounts you withdraw from your Roth IRA before you are age 59 1/2. However, the tax on premature distributions does not apply:

1. To distributions that constitute qualified rollover contributions to another Roth IRA.

2. To a series of substantially equal periodic payments made over your life or life expectancy, or the joint life expectancy of you and your beneficiary.

3. To amounts distributed to a beneficiary, or your estate, on or after your death.

4. If you are permanently disabled. You are considered disabled if you cannot do any substantial gainful activity because of your physical or mental condition. A physician must determine that your condition can be expected to result in death or to be of long, continued, and indefinite duration.

5. To a distribution which does not exceed the amount of your medical expenses that could be deducted for the year (generally speaking, medical expenses paid during a year are deductible to the extent they exceed 7 1/2% of your adjusted gross income for the year).

6. To a distribution (subject to certain restrictions) that does not exceed the premiums you paid for health insurance coverage for yourself, your spouse and dependents if you have been unemployed and received unemployment compensation for at least 12 weeks.

7. To a "qualified first-time homebuyer distribution," within the meaning of Internal Revenue Code Section 72(t)(8), up to $10,000.

8. To a distribution for post-secondary education costs for you, your spouse or any child or grandchild of you or your spouse.

9. To a distribution due to a levy by the Internal Revenue Service of the qualified plan.

10.  To a qualified reservist distribution.


IRA EXCISE TAX REPORTING

Use Form 5329, Return for Individual Retirement Arrangement Taxes, to report the excise taxes on excess contributions and premature distributions. If you do not owe any excise taxes, you do not need to file Form 5329. Further information can be obtained from any district office of the Internal Revenue Service.


TRANSACTIONS WITH YOUR ROTH IRA

If you engage in a so-called prohibited transaction with respect to your Roth IRA, the IRA will lose its exemption from tax. In this event, you will be taxed on the taxable portion of the fair market value of the contract even if you do not actually receive a distribution. In addition, if you are less than age 59 1/2, your taxes may be further increased by a penalty tax in an amount equal to 10% of the taxable portion of the fair market value of the contract. These prohibited transactions include borrowing money from your Roth IRA, using your Roth IRA account as security for a loan or a number of other financial transactions with your Roth IRA. If you pledge your Roth IRA as security for a loan, then the amount or portion pledged is considered to be distributed to you and also the taxable portion must be included in your gross income. (Note: This contract does not allow borrowings under it, nor may it be assigned or pledged as collateral for a loan.)


FINANCIAL INFORMATION

Contributions to your Roth IRA contract are subject to certain charges including the mortality and expense risk fee. Any applicable charges are described in more detail in the variable annuity contract prospectus which accompanies this Roth IRA Disclosure Statement. The mortality and expense risk fee is not deducted from contract value allocated to the contract's general account option. See the accompanying prospectus for the Underlying Funds for information about the charges associated with the funds underlying the variable annuity contract. Contractowners who allocate contract value to the Subaccounts bear a pro rata share of the underlying fund's fees and expenses. The growth in value of the Roth IRA contract is neither guaranteed, nor projected, but is based upon the investment experience of the Underlying Fund portfolios that correspond to the Subaccounts to which you have allocated contract value.

IMPORTANT: The discussion of the tax rules for Roth IRAs in this Disclosure Statement is based upon the best available information. However, the rules that apply to Roth IRAs, including those applicable to the conversion and reconversion of IRAs, are complex and may have consequences that are specific to your personal tax or financial situation. Therefore, you should consult your tax advisor for the latest developments and for advice about how maintaining a Roth IRA will affect your personal tax or financial situation.


             THIS DISCLOSURE STATEMENT IS NOT PART OF THE PROSPECTUS

                                   APPENDIX C


          RIDERS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010



GUARANTEED LIFETIME WITHDRAWAL BENEFIT RIDER (THIS RIDER WAS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010) -- The Guaranteed Lifetime Withdrawal Benefit Rider (the "GLWB Rider") is designed for Owners who are concerned that poor investment performance or market volatility in the Subaccounts may adversely impact the amount of money they can withdraw under the Contract for retirement income or other long-term purposes. Subject to certain conditions and restrictions, the GLWB Rider guarantees that you will be able to withdraw a specified amount each Contract Year during your lifetime (and your spouse's lifetime, if you so designate)--even if your Contract Value is reduced to zero.
     The GLWB Rider does not guarantee Contract Value or the performance of any investment option or asset allocation model.

     GLWB RIDER DEFINITIONS.

     ANNUAL AMOUNT: the maximum amount that you may withdraw each Contract Year without reducing or eliminating your ability to make lifetime withdrawals under the GLWB Rider.
     BENEFIT BASE: an amount we refer to when determining your Annual Amount. Your Benefit Base is equal to the greater of the Benefit Step-up Base or the Benefit Roll-up Base.
     BENEFIT STEP-UP BASE: under this calculation of the Benefit Base, we will "lock in" to the Benefit Base your highest Contract Value on each Contract Anniversary following the Rider Start Date. We also will adjust this amount by any Purchase Payments and Excess Withdrawals.
     BENEFIT ROLL-UP BASE: under this calculation of the Benefit Base, we will increase your Benefit Base by the Growth Factor on the first 12 Rider anniversaries, so long as you have made no withdrawals since the Rider Start Date (other than withdrawals made pursuant to the RIA Annual Withdrawal Allowance). We also will adjust this amount by any Purchase Payments and Excess Withdrawals.
     BENEFIT PERCENTAGE: a percentage we multiply by your current Benefit Base to determine your Annual Amount.
     EXCESS WITHDRAWALS: cumulative withdrawals you make in any Contract Year that exceed your Annual Amount.
     GLWB RIDER CHARGE: an amount we deduct monthly from your Contract Value if you elected the GLWB Rider.
     GROWTH FACTOR: an amount by which we will increase your Benefit Roll-up Base on the first 12 Rider anniversaries, so long as you have made no withdrawals since the Rider Start Date (other than withdrawals made pursuant to the RIA Annual Withdrawal Allowance).
     NON-EXCESS WITHDRAWALS: cumulative withdrawals you make in any Contract Year that do not exceed your Annual Amount.
     RIA ANNUAL WITHDRAWAL ALLOWANCE: subject to certain conditions, withdrawals made to pay fees to a registered investment adviser that we do not consider as withdrawals when determining whether to apply the 2% Inflation Adjustment or whether to set the Growth Factor to zero when calculating the Benefit Roll-up Base.
     RIDER START DATE: the date the GLWB Rider was added to your Contract.
     2% INFLATION ADJUSTMENT: an amount by which we will increase the Benefit Percentage on each Contract Anniversary following the date you make a withdrawal under the GLWB Rider (other than withdrawals made pursuant to the RIA Annual Withdrawal Allowance), so long as your entire Contract Value has been invested in accordance with a specified asset allocation model.

     IMPORTANT CONSIDERATIONS IF YOU PURCHASED THE GLWB RIDER.

o The Fixed Account is not available if you purchased the GLWB Rider. In addition, we reserve the right to restrict subsequent Purchase Payments. See "Investment Option Restrictions" and "Restrictions on Purchase Payments" below.

o Any withdrawals you make that exceed the Annual Amount) may significantly reduce or even eliminate your ability to make lifetime withdrawals under the GLWB Rider.

o We will deduct a monthly GLWB Rider charge from your Contract Value if you elected the GLWB Rider. We will assess this charge even if your only withdrawals are Non-Excess Withdrawals and even if you never make a withdrawal. We will not refund the GLWB Rider Charges you have paid if the GLWB Rider terminates for any reason.

o Adding the GLWB Rider will not automatically cancel any existing systematic withdrawals that you have established. Since Excess Withdrawals may significantly reduce or even eliminate your ability to make lifetime withdrawals under the Rider, you should consider whether any existing systematic withdrawals should be adjusted. See "Purchasing the GLWB Rider" below.

o If you add, remove, or change an Owner under your Contract (including total or partial change incident to a divorce), then the GLWB Rider will terminate. See "Covered Persons, Owners, and Spouses" below.

o You must have repaid any outstanding Contract loan before we issued the GLWB Rider, and you may not take a new Contract loan while the Rider is in effect. See "Contract Loans" below.

o    You cannot cancel the GLWB Rider once it is issued.

o Any amount that we may pay under the GLWB Rider that is in excess of Contract Value is subject to our financial strength and claims-paying ability.

o If you elected the GLWB Rider, you were not permitted to elect the Guaranteed Minimum Withdrawal Benefit Rider, the Guaranteed Minimum Income Benefit Rider at 3% or 5%, the 6% Dollar for Dollar Guaranteed Minimum Income Benefit Rider, the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Rider, and/or the Total Protection Rider.

o Certain Qualified Contracts may have withdrawal or other restrictions which may limit the benefit of the GLWB Rider.

You should not have purchased the GLWB Rider if:

o You expected to take Excess Withdrawals because such withdrawals may significantly reduce or eliminate the value of the GLWB Rider; or

o You were primarily interested in maximizing the Contract's potential for long-term accumulation rather than ensuring a stream of income for life; or

o You did not consult a tax adviser before purchasing the GLWB Rider with any Qualified Contract, as certain Qualified Contracts may have withdrawal or other restrictions which may limit the benefit of the GLWB Rider; or

o If you intended to take Excess Withdrawals, as any withdrawals you make that exceed the Annual Amount may significantly reduce or even eliminate your ability to make lifetime withdrawals under the GLWB Rider (see "Non-Excess and Excess Withdrawals" below); or

o You did not consult your registered representative to discuss whether the GLWB Rider suits your needs; or

o You did not expect to take Non-Excess Withdrawals ever or for a significant period of time.

     PURCHASING THE GLWB RIDER. You could only purchase the GLWB Rider if the attained age of the Covered Person (and the Joint Covered Person, if the Rider is issued on a joint life basis) was at least 55 but no older than 80. Except under the circumstances set forth below, an Owner must be a natural person. See "Covered Persons, Owners, and Spouses."
     Electing the GLWB Rider after the Contract Date did not automatically cancel any existing systematic withdrawals that you have established. Since Excess Withdrawals may significantly reduce or even eliminate your ability to make lifetime withdrawals under the Rider, you should consider whether any existing systematic withdrawals should be adjusted.
     IMPORTANT CONSIDERATION. When you purchased the GLWB Rider may have a significant impact on the value of your Benefit Base. For example, there were certain advantages to purchasing the GLWB Rider early. We begin "locking in" your highest Contract Value when calculating the Benefit Step-up Base on every Contract Anniversary following the Rider Start Date. Thus, the earlier you purchased the GLWB Rider, the longer the period of time during which your Benefit Base may increase due to favorable Subaccount performance. You also have an opportunity for your Benefit Base to increase by the Growth Factor utilized in our calculation of the Benefit Roll-up Base. Contract values occurring prior to the Rider Start Date do not affect the Benefit Base.
     On the other hand, if you purchased the GLWB Rider too early and do not begin taking Non-Excess Withdrawals for a period of time, you may pay the GLWB Rider Charge for a longer period than is necessary. You also must comply with other Rider restrictions, such as prohibitions on changing Owners, taking Contract loans, and allocating Purchase Payments and Contract Value to the Fixed Account.

     COVERED PERSONS, OWNERS, AND SPOUSES.

     COVERED PERSON. The Covered Person is the person during whose life we will make available the Annual Amount. If the Contract is owned by a single natural person, then the Covered Person must be the Owner. If the Contract is owned by a non-natural person, then the Covered Person must be the Annuitant.

o Under the GLWB Rider, the Owner must be a natural person unless: (1) the Contract is owned by a trust (or other entity as agent for a natural person), (2) the Rider is issued with only one Covered Person, (3) only one Annuitant is named in the Contract; and (4) the Annuitant is the Covered Person.

     The Covered Person cannot be changed after we issue the Rider.
     JOINT COVERED PERSON. The Joint Covered Person is the person during whose life, in conjunction with the life of the Covered Person, we will make available the Annual Amount. If there are Joint Owners under the Contract, then the Joint Covered Person must be the Joint Owner.

NOTE: PLEASE REMEMBER THAT WE IMPOSE A HIGHER GLWB RIDER CHARGE IF THERE IS A JOINT COVERED PERSON UNDER THE GLWB RIDER. WE DO SO BECAUSE WE ARE OBLIGATED TO MAKE THE ANNUAL AMOUNT AVAILABLE FOR WITHDRAWALS OVER THE LIVES OF TWO INDIVIDUALS (SO LONG AS ALL OF THE RIDER'S CONDITIONS ARE
         MET).

     The Joint Covered Person must be the spouse of the Covered Person on the Rider Start Date. If there is one Owner under the Contract, the Joint Covered Person also must be the sole Designated Beneficiary under the Contract prior to annuitization. If there are Joint Owners under the Contract, the Covered Person and Joint Covered Person must be the only Designated Beneficiaries under the Contract prior to annuitization.
     We will make the Annual Amount available until the later of the death of the Covered Person or the death of the Joint Covered Person, provided that (a) there is no change in the status of the Joint Covered Person as the spouse of the Covered Person, and (b) there is no change in the status of the Joint Covered Person as the sole Designated Beneficiary prior to annuitization (if there is one Contract Owner) or of the Covered Person and Joint Covered Person as the only Designated Beneficiaries prior to annuitization (if there are two Contract Owners).

NOTE: IF THE STATUS OF EITHER (OR BOTH) OF THESE DESIGNATIONS CHANGES DUE TO DEATH OR DIVORCE (WHERE THE CONTRACT IS NOT SPLIT OR OTHERWISE DIVIDED), THEN WE WILL BASE THE BENEFITS UNDER THE RIDER SOLELY ON THE LIFE OF THE COVERED PERSON. THIS MEANS THAT WE WILL NOT MAKE THE ANNUAL AMOUNT AVAILABLE AFTER THE DEATH OF THE COVERED PERSON, EVEN IF THE JOINT COVERED PERSON IS STILL ALIVE. HOWEVER, WE WILL CONTINUE TO ASSESS THE GLWB RIDER CHARGE BASED ON TWO COVERED PERSONS FOR AS LONG AS THE COVERED PERSON IS ALIVE.

     After the Rider Start Date, the Joint Covered Person cannot be changed, even if the Covered Person has a new spouse, nor can a Joint Covered Person be added.
     JOINT OWNERS. If the GLWB Rider is elected, the Contract must be owned individually (i.e., there must be only one Owner), unless:

1.   there is only one Joint Owner,

2.   the Joint Owner is the spouse of the Owner, and

3. prior to annuitization, the only Designated Beneficiaries under the Contract are the Owner and Joint Owner.

NOTE: IF THE OWNER AND JOINT OWNER CEASE TO BE THE SPOUSE OF EACH OTHER DUE TO DEATH OR DIVORCE (WHERE THE CONTRACT IS NOT SPLIT OR OTHERWISE DIVIDED), THEN WE WILL BASE THE BENEFITS UNDER THE RIDER SOLELY ON THE LIFE OF THE COVERED PERSON (I.E., THE OWNER). THIS MEANS THAT WE WILL NOT MAKE THE ANNUAL AMOUNT AVAILABLE AFTER THE DEATH OF THE COVERED PERSON, EVEN IF THE JOINT COVERED PERSON (I.E., THE JOINT OWNER) IS STILL ALIVE. HOWEVER, WE WILL CONTINUE TO ASSESS THE GLWB RIDER CHARGE BASED ON TWO COVERED PERSONS FOR AS LONG AS THE COVERED PERSON IS ALIVE.

     In the event that the Contract is ordered to be split or otherwise divided between the Owner and Joint Owner pursuant to the terms of a divorce settlement or a divorce decree from a court of law or pursuant to any other court order incident to a divorce, we will terminate the GLWB Rider.
     CHANGE IN OWNER. If you add, remove, or change an Owner under your Contract (including total or partial changes incident to a divorce) after the GLWB Rider is issued, then we will terminate the Rider.
     TERMINATION OF THE GLWB RIDER IF SURVIVING SPOUSE CONTINUES CONTRACT. If there is only one Covered Person and he or she dies while the GLWB Rider is in effect, and if the surviving spouse of the deceased Covered Person elects to continue the Contract, then we will terminate the Rider.
     The surviving spouse can elect to add a new Guaranteed Lifetime Withdrawal Benefit Rider on any Contract Anniversary prior to the Annuity Start Date (if the Rider is still available for sale) by completing a form and submitting it to our Administrative Office at least one day prior to the Contract Anniversary. If we do not receive the completed form at our Administrative Office at least one day prior to the Contract Anniversary, the Rider will not be added to your Contract. The surviving spouse must satisfy our issue age requirements in effect at the time the Rider is purchased. We will issue a new GLWB Rider based on new variables (i.e., the Benefit Base, the Annual Amount, the Benefit Percentage, etc.). The terms of any such new GLWB Rider, including the charge for the Rider, may differ from the terms of the existing Rider.
     SPOUSE. Under the GLWB Rider, the term `spouse' has the meaning given to it under federal law for purposes of the Internal Revenue Code.
     PROOF OF SURVIVAL. We may require proof of survival of any person upon whose life continuation of benefits depends (including, but not limited to, the Covered Person and any Joint Covered Person).
     NON-EXCESS AND EXCESS WITHDRAWALS. You may make withdrawals under your Contract while the GLWB Rider is in effect. However, the amount and timing of your withdrawals may significantly reduce (or even eliminate) your ability to make lifetime withdrawals under the Rider.

o Non-Excess Withdrawals are cumulative withdrawals made during the Contract Year that are less than or equal to the Annual Amount (see "Determining Your Annual Amount" below).

o Excess Withdrawals are cumulative withdrawals made during the Contract Year that exceed the Annual Amount.

NOTE: WE HAVE DESIGNED THE GLWB RIDER FOR YOU TO TAKE TOTAL NON-EXCESS WITHDRAWALS UP TO THE ANNUAL AMOUNT DURING EACH CONTRACT YEAR. TO OBTAIN THE MAXIMUM POTENTIAL BENEFIT UNDER THE GLWB RIDER, YOUR TOTAL WITHDRAWALS EACH CONTRACT YEAR SHOULD NOT EXCEED THE ANNUAL AMOUNT.

         EXCESS WITHDRAWALS REDUCE YOUR BENEFIT BASE AND YOUR ANNUAL AMOUNT, WHICH MAY SIGNIFICANTLY REDUCE OR EVEN ELIMINATE YOUR ABILITY TO MAKE LIFETIME WITHDRAWALS UNDER THE GLWB RIDER. IF YOUR CONTRACT VALUE IS REDUCED TO ZERO DUE TO AN EXCESS WITHDRAWAL, YOUR CONTRACT AND THE GLWB RIDER WILL TERMINATE.

     A "withdrawal" includes any applicable withdrawal charges, any forfeited Credit Enhancements, any withdrawals made to pay fees to a registered investment adviser, and charges for premium taxes and/or other taxes, if applicable, and any other charges deducted upon a withdrawal or surrender. We will reduce your Contract Value by the amount of any withdrawal you make. Withdrawals made while the GLWB Rider is in effect will be subject to the same conditions, limitations, restrictions, and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the terms of your Contract, unless we specify otherwise.
     Before you make a withdrawal, please note:

o We will not assess a withdrawal charge or recapture any Credit Enhancements if you make a Non-Excess Withdrawal. However, such withdrawals will reduce your Free Withdrawal amount. For the purpose of calculating the withdrawal charge on Excess Withdrawals, Non-Excess Withdrawals do not reduce Purchase Payments.

o If you make an Excess Withdrawal, we will assess a withdrawal charge (if otherwise applicable), reduce your Free Withdrawal amount, and recapture any Credit Enhancements, as appropriate, in the same manner in which we would do so if you had not elected the GLWB Rider and you made a withdrawal under the Contract. See "Charges and Deductions - Contingent Deferred Sales Charge" and "Optional Riders - Extra Credit".

o All withdrawals, including Non-Excess Withdrawals and Excess Withdrawals, reduce your Contract Value and death benefit and may reduce other rider benefits. Withdrawals may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59 1/2, may be subject to a 10% penalty tax. Please see "Federal Tax Matters".

     DETERMINING YOUR ANNUAL AMOUNT. Your Annual Amount is the maximum amount that you can withdraw each Contract Year without reducing or eliminating your ability to make lifetime withdrawals under the GLWB Rider.

o Your Annual Amount is equal to the current Benefit Percentage MULTIPLIED by the current Benefit Base.

     We initially calculate your Annual Amount on the Rider Start Date and recalculate it on each Contract Anniversary, when you make any additional Purchase Payments, and when you make any Excess Withdrawals.
     So long as your Contract Value has not reduced to zero, you may withdraw the Annual Amount in a lump sum, in multiple withdrawals, or in a series of pre-authorized withdrawals during the Contract Year. You can continue to take up to the Annual Amount each Contract Year until it is depleted for that year. The Annual Amount is not cumulative, which means that if you choose to withdraw only part of, or none of, your Annual Amount in any given Contract year, any portion not withdrawn will not be carried over to the next or any subsequent Contract Year.
     BENEFIT PERCENTAGE. The initial Benefit Percentage depends on the age of the Covered Person (or for the joint life version, the age of the younger of the Covered Person and the Joint Covered Person) on the Rider Start Date, as follows:

------------------------------------- ----------------
                                      INITIAL BENEFIT
                AGE                     PERCENTAGE
------------------------------------- ----------------
Less than 65                               4.0%
At least 65 but less than 76               5.0%
Equal to or greater than 76                6.0%
------------------------------------- ----------------

     We may increase the Benefit Percentage by a 2% Inflation Adjustment if certain conditions are met (see "2% Inflation Adjustment," below).
     QUALIFIED CONTRACTS. If you own a Qualified Contract that is in the "Required Minimum Distribution" or "RMD" phase under the Internal Revenue Code, and you are required to withdraw more than the Annual Amount we have calculated, then we will increase your Annual Amount to equal the amount required to be withdrawn under the Internal Revenue Code.

o We determine this amount as of the beginning of the calendar year based solely on the values under your Contract. We do not include RMDs of any other assets of any Owner or Designated Beneficiary. This amount is equal to the Internal Revenue Code required minimum distribution amount calculated by us using only (1) the IRS Uniform Lifetime table or, if applicable, the Joint

     Life and Survivor Expectancy table, (2) your Contract Value (including the present value of any additional benefits provided under your Contract to the extent required to be taken into account under IRS Guidance), and (3) amounts from the current calendar year (no carry-over from past years).

     DETERMINING YOUR BENEFIT BASE. Your Benefit Base is used to calculate your Annual Amount.

NOTE: YOUR BENEFIT BASE IS ONLY USED TO CALCULATE THE ANNUAL AMOUNT. IT IS NOT A CASH VALUE, SURRENDER VALUE, OR DEATH BENEFIT, IT IS NOT AVAILABLE TO YOU, IT IS NOT A MINIMUM RETURN FOR ANY SUBACCOUNT, AND IT IS NOT A GUARANTEE OF ANY CONTRACT VALUE.

     We initially calculate your Benefit Base on the Rider Start Date and recalculate it on each Contract Anniversary, when you make any additional Purchase Payments, and when you make any Excess Withdrawals.

o Your initial Benefit Base is equal to (a) your initial Purchase Payment including Credit Enhancements and/or Bonus Credits, if any (if we issued your Rider on the Contract Date); or (b) your Contract Value on the Rider Start Date (if we issued your Rider on a Contract Anniversary).

     Your Benefit Base after the Rider Start Date is equal to the greater of the Benefit Step-up Base or the Benefit Roll-up Base.

1.   THE BENEFIT STEP-UP BASE:

     On the Rider Start Date, the Benefit Step-up Base is equal to: (a) your initial Purchase Payment including Credit Enhancements and/or Bonus Credits, if any (if we issued your Rider on the Contract Date); or (b) your Contract Value on the Rider Start Date (if we issued your Rider on a Contract Anniversary).

     We recalculate the Benefit Step-up Base as follows:

     a. On each Contract Anniversary, the new Benefit Step-up Base is equal to the greater of your Contract Value on that anniversary, or (B) the then current Benefit Step-up Base.

     b. If you make an additional Purchase Payment, we will increase the then current Benefit Step-up Base by the amount of the Purchase Payment (and any Credit Enhancement and/or Bonus Credit, if applicable).

     c. If you make an Excess Withdrawal, the new Benefit Step-up Base is equal to the then current Benefit Step-up Base multiplied by (1 minus (the amount of the Excess Withdrawal divided by your Contract Value immediately before the Excess Withdrawal)).

         NOTE: EXCESS WITHDRAWALS WILL REDUCE YOUR BENEFIT STEP-UP BASE, WHICH, IN TURN, MAY SIGNIFICANTLY REDUCE OR ELIMINATE YOUR ABILITY TO MAKE LIFETIME WITHDRAWALS UNDER THE GLWB RIDER. EXCESS WITHDRAWALS COULD REDUCE YOUR BENEFIT STEP-UP BASE BY SUBSTANTIALLY MORE THAN THE ACTUAL AMOUNT OF THE EXCESS WITHDRAWAL. EXCESS WITHDRAWALS WILL ALSO REDUCE YOUR ANNUAL AMOUNT.

         EXAMPLES OF EXCESS WITHDRAWALS ON THE BENEFIT STEP-UP BASE. Example 1, assume:

         (i) At the beginning of the Contract Year, the Annual Amount is $5,000.

         (ii) During the Contract Year the Owner makes a $6,000 withdrawal, which means the Owner has made a Non-Excess Withdrawal of $5,000 and an Excess Withdrawal of $1,000.

         (iii) On the day that the Owner takes the $6,000 withdrawal, but prior to the withdrawal being processed, the then current Benefit Step-up Base is $100,000. The Contract Value is $120,000 prior to any part of the withdrawal being processed and, after the Non-Excess Withdrawal is effected but immediately before the Excess Withdrawal is effected, the Contract Value is $115,000.

               When an Excess Withdrawal is made, the new Benefit Step-up Base is equal to the then current Benefit Step-up Base multiplied by (1 minus (the amount of the Excess Withdrawal divided by the Contract Value immediately before the Excess Withdrawal)). Thus, the new Benefit Step-up Base is equal to: $100,000 x (1 - ($1,000 / $115,000)) = $99,130.

         Example 2, assume:

         (i) The Owner has already taken withdrawals equal to the Annual Amount for the Contract Year.

         (ii) The Owner takes another withdrawal of $3,000 in the same Contract Year, all of which is considered an Excess Withdrawal.

         (iii) Immediately prior to the withdrawal of $3,000, the current Benefit Step-up Base is $100,000. The Contract Value is $50,000.

               The new Benefit Step-up Base is equal to the then current Benefit Step-up Base multiplied by (1 minus (the amount of the Excess Withdrawal divided by the Contract Value immediately before the Excess Withdrawal)). Thus, the new Benefit Step-up Base is equal to: $100,000 x (1 - ($3,000 / $50,000)) = $94,000.

          o Note that in this case, the Excess Withdrawal is $3,000, while the reduction in Benefit Step-up Base is $6,000 (twice the amount of the Excess Withdrawal).

2.   THE BENEFIT ROLL-UP BASE:

     On the Rider Start Date, the Benefit Roll-up Base is equal to: (a) your initial Purchase Payment including Credit Enhancements and/or Bonus Credits, if any (if we issued your Rider on the Contract Date); or (b) your Contract Value on the Rider Start Date (if we issued your Rider on a Contract Anniversary).

     We recalculate the Benefit Roll-up Base as follows:

     (a) On each Contract Anniversary, the new Benefit Roll-up Base is equal to the then current Benefit Roll-up Base multiplied by (1 plus the Growth Factor).

         We determine the Growth Factor as follows:

         (i) If you have made no withdrawals since the Rider Start Date (other than withdrawals made pursuant to the RIA Annual Withdrawal Allowance), then the Growth Factor is:

               o    5.0% on Rider anniversaries 1 through 4;

               o    6.0% on Rider anniversaries 5 through 8;

               o    7.0% on Rider anniversaries 9 through 12; and

               o    0.0% on Rider anniversaries 13 and greater.

         (ii) If you have made one or more withdrawals since the Rider Start Date (other than withdrawals made pursuant to the RIA Annual Withdrawal Allowance), then the Growth Factor is zero on every Contract Anniversary following the first withdrawal.

               NOTE: THE VALUE OF THE GLWB RIDER MAY BE AFFECTED IF YOU DELAY TAKING WITHDRAWALS. FOR EXAMPLE, ONCE YOU TAKE A WITHDRAWAL, WE WILL APPLY THE 2% INFLATION ADJUSTMENT (IF ELECTED) TO YOUR BENEFIT PERCENTAGE ON EACH CONTRACT ANNIVERSARY (SUBJECT TO CERTAIN CONDITIONS). (SEE "WHEN TO TAKE WITHDRAWALS" BELOW.)

     (b) If you make an additional Purchase Payment, we will increase the then current Benefit Roll-up Base by the amount of the Purchase Payment (and any Credit Enhancement and/or Bonus Credit, if applicable).

     (c) If you make an Excess Withdrawal, the new Benefit Roll-up Base is equal to the then current Benefit Roll-up Base multiplied by (1 minus (the amount of the Excess Withdrawal divided by your Contract Value immediately before the Excess Withdrawal)).

         NOTE: EXCESS WITHDRAWALS WILL REDUCE YOUR BENEFIT ROLL-UP BASE, WHICH, IN TURN, MAY SIGNIFICANTLY REDUCE OR ELIMINATE YOUR ABILITY TO MAKE LIFETIME WITHDRAWALS UNDER THE GLWB RIDER. EXCESS WITHDRAWALS COULD REDUCE YOUR BENEFIT ROLL-UP BASE BY SUBSTANTIALLY MORE THAN THE ACTUAL AMOUNT OF THE EXCESS WITHDRAWAL. EXCESS WITHDRAWALS WILL ALSO REDUCE YOUR ANNUAL AMOUNT.

         EXAMPLE OF EXCESS WITHDRAWALS ON THE BENEFIT ROLL-UP BASE. Assume:

         (i) The Owner has already taken withdrawals equal to the Annual Amount for the Contract Year.

         (ii) The Owner takes another withdrawal of $3,000 in the same Contract Year, all of which is considered an Excess Withdrawal.

         (iii) Immediately prior to the withdrawal of $3,000, the current Benefit Roll-up Base is $100,000. The Contract Value is $50,000.

               The new Benefit Roll-up Base is equal to the then current Benefit Roll-up Base multiplied by (1 minus (the amount of the Excess Withdrawal divided by your Contract Value immediately before the Excess Withdrawal)). Thus, the new Benefit Roll-up Base is equal to: $100,000 x (1 - ($3,000 / $50,000)) = $94,000.

          o Note that the Excess Withdrawal is $3,000, while the reduction in Benefit Roll-up Base is $6,000 (twice the amount of the Excess Withdrawal).

     2% INFLATION ADJUSTMENT. If your entire Contract Value has been invested in accordance with one of the asset allocation models described below since the Rider Start Date, we will increase the Benefit Percentage by an amount equal to the current Benefit Percentage multiplied by 2.0% (the "2% Inflation Adjustment"). However, no increases will be made until you make a withdrawal following the Rider Start Date (other than withdrawals made pursuant to the RIA Annual Withdrawal Allowance). After you make such a withdrawal, we will begin applying the 2% Inflation Adjustment to your Benefit Percentage on each Contract Anniversary.

NOTE: THE VALUE OF THE GLWB RIDER MAY BE AFFECTED IF YOU BEGIN TAKING WITHDRAWALS TOO SOON. FOR EXAMPLE, ONCE YOU TAKE A WITHDRAWAL, WE WILL NO LONGER INCREASE YOUR BENEFIT ROLL-UP BASE BY THE GROWTH FACTOR. (SEE "WHEN TO TAKE WITHDRAWALS" BELOW.)

     To be eligible for the 2% Inflation Adjustment, at all times since the Rider Start Date your entire Contract Value must be invested in one of several specified asset allocation models. This means:

o You must allocate all Purchase Payments and Contract Value in accordance with one of the asset allocation models;

o You must elect and maintain the Asset Reallocation Option, thereby authorizing us to automatically transfer your Contract Value on a quarterly basis to restore your asset allocation model's allocations to the original percentages in effect at the time you elected the model;

o You may change from the current asset allocation model to another asset allocation model approved by us for use in connection with the 2% Inflation Adjustment feature;

o    You may not make other transfers among the Subaccounts; and

o We will deduct any withdrawals you make (including withdrawals pursuant to the RIA Annual Withdrawal Allowance) from the Subaccounts in the asset allocation model on a pro rata basis.

NOTE: YOU SHOULD CONSULT WITH YOUR REGISTERED REPRESENTATIVE TO ASSIST YOU IN DETERMINING WHETHER THESE INVESTMENT RESTRICTIONS ARE SUITED FOR YOUR FINANCIAL NEEDS.

     If at any time following the Rider Start Date all or a portion of your Contract Value is not invested in accordance with the above restrictions, then your Benefit Percentage will not be increased by the 2% Inflation Adjustment for that Contract Year or any subsequent Contract Year.
     Each asset allocation model invests different percentages of Contract Value in certain of the Subaccounts. In general, the investment strategies employed by the asset allocation models include allocations that focus on (1) combining bond funds and stock funds; or (2) emphasizing stock funds while including a weighting to bond funds. Each of these asset allocation models seek to provide income and/or capital appreciation while avoiding excessive risk. THERE CAN BE NO ASSURANCE, HOWEVER, THAT ANY OF THE ASSET ALLOCATION MODELS WILL ACHIEVE THEIR INVESTMENT OBJECTIVE. If you are seeking a more aggressive investment strategy, the asset allocation models required in connection with the 2% Inflation Adjustment may not be appropriate for you.
     The asset allocation models approved for use with the 2% Inflation Adjustment and the composition of the specific asset allocation model you select may change from time to time. However, we will not change your existing Contract Value or Purchase Payment allocation or percentages in response to these changes. If you desire to change your Contract Value or Purchase Payment allocation or percentages to reflect a revised or different model that is permitted with the 2% Inflation Adjustment, you must submit new allocation instructions to us in writing. There is no charge for allocating your Contract Value in accordance with an asset allocation model.
     The specific asset allocation models available to you are fully described in a separate brochure. Your sales representative can provide additional information about the asset allocation models available to you. Please talk to him or her if you have additional questions about the asset allocation models.
     EXAMPLE OF THE 2% INFLATION ADJUSTMENT. Assume:

a.   the Owner added the Rider (issued with one Covered Person) at age 70,

b. the 2% Inflation Adjustment has not been forfeited because Contract Value has at all times since the Rider Start Date been invested in accordance with the investment restrictions set forth above, and

c. the first withdrawal (other than one within the RIA Annual Withdrawal Allowance) is in Contract Year 3.

The Benefit Percentage is equal to:

o 5.00% for Contract Years 1 and 2 (because the Owner was between ages 65 and 75 on the Rider Start Date and did not take any withdrawals),

o 5.00% for Contract Year 3 (because the withdrawal will trigger the 2% Inflation Adjustment beginning on the next Contract Anniversary),

o    5.10% for Contract Year 4 (5.00% * (1.02)),

o    5.20% for Contract Year 5 (5.00% * (1.02)(2)),

o    5.31% for Contract Year 6 (5.00% * (1.02)(3))

o and so forth for subsequent Contract Years (so long as the Owner continues to comply at all times with the investment restrictions set forth above). If, in Contract Year 6, the Owner fails to comply with the investment restrictions, then in all future Contract Years the Benefit Percentage will be equal to 5.31%.

     RIA ANNUAL WITHDRAWAL ALLOWANCE. If withdrawals are made under your Contract to pay fees to a registered investment adviser, then we will not consider that withdrawal when determining whether to apply the 2% Inflation Adjustment or whether to set the Growth Factor to zero when calculating the Benefit Roll-up Base, if:

o    the withdrawals are the only amount withdrawn in that Contract Year;

o the withdrawals are for the purpose of paying fees to a registered investment adviser for services rendered to the Owner in connection with the Contract;

o we are making payment(s) to the registered investment adviser from such withdrawals on behalf of the Owner; and

o the withdrawals do not exceed: (1) in the first Contract Year, 2.0% of Purchase Payments (including any Credit Enhancement and/or Bonus Credit), and (2) for all other Contract Years, 2.0% of your Contract Value as of the beginning of the Contract Year.

     WHEN TO TAKE WITHDRAWALS. You should carefully consider when to begin taking withdrawals under the GLWB Rider. Advantages to taking withdrawals:

o You may maximize the time during which you may take lifetime withdrawals due to longer life expectancy, and you will be paying for a benefit you are using.

o If you have selected the 2% Inflation Adjustment feature of the Rider and have complied with the investment restrictions noted above under "2% Inflation Adjustment," once you make a withdrawal (other than withdrawals made pursuant to the RIA Annual Withdrawal Allowance) we will apply the 2% Inflation Adjustment to your Benefit Percentage on each Contract Anniversary (see "2% Inflation Adjustment").

     Advantages to delaying withdrawals:

o On the first 12 Rider anniversaries, we will increase your Benefit Roll-up Base by the Growth Factor so long as you have made no withdrawals since the Rider Start Date (other than withdrawals made pursuant to the RIA Annual Withdrawal Allowance) (see "Benefit Roll-up Base").

o Withdrawals reduce your Free Withdrawal Amount, death benefit, and Contract Value, may result in receipt of taxable income (and a 10% penalty tax if made prior to age 59 1/2), and may limit the potential for increasing your Benefit Base through higher Contract Values on Contract Anniversaries.

     You should discuss with your registered representative when it may be appropriate for you to begin taking withdrawals under the GLWB Rider.
     ANNUITIZATION. If you have not selected an Annuity Start Date, then while the GLWB Rider is in effect the Annuity Start Date is the day before the older Annuitant's 95th birthday.
     If the Contract Value is greater than zero on the Annuity Start Date, then you may elect to receive annual Annuity Payments equal to:

a.   the Annual Amount as of the Annuity Start Date; or

b. the amount determined by applying the Contract Value less premium taxes and any pro rata account administration charge as of the Annuity Start Date to any of the Annuity Options available under your Contract.

     If you choose option (a), then we will make Annuity Payments until the later of: (i) the death of the Covered Person (or until the later of the death of the Covered Person or Joint Covered Person, if applicable), or (ii) a fixed period equal to the Contract Value on the Annuity Start Date divided by the Annual Amount on the Annuity Start Date. If the Covered Person (or both the Covered Person and the Joint Covered Person, if applicable) dies before receiving the fixed number of Annuity Payments, then we will make any remaining Annuity Payments to the Designated Beneficiary.
     If you choose option (b), then we will make Annuity Payments pursuant to the terms of your Contract.

NOTE: THE PAYMENTS YOU WOULD RECEIVE UNDER OPTION (A) ARE DIFFERENT FROM THE PAYMENTS YOU WOULD RECEIVE UNDER OPTION (B). YOU SHOULD CONSULT WITH YOUR REGISTERED REPRESENTATIVE TO DETERMINE WHICH OPTION IS MORE APPROPRIATE FOR YOU.

     REDUCTION OF CONTRACT VALUE TO ZERO. If your Contract Value reduces to zero, one of the following will occur:

1. If your Contract Value reduced to zero due to an Excess Withdrawal, then we will terminate your Contract and the GLWB Rider (which means your Annual Amount will no longer be available) even if your Benefit Base is greater than zero. You will not be entitled to receive any further benefits under your Contract or the Rider.

2. If your Contract Value reduced to zero for any reason other than due to an Excess Withdrawal, then:

     a. We will make payments to you each Contract Year in an amount equal to the Annual Amount in effect as of the Valuation Date the Contract Value reduced to zero;

     b. We will make these as a series of payments pursuant to a frequency selected by you from those made available by us at that time;

     c. We will make these payments until the death of the Covered Person (or the later of the death of the Covered Person and any Joint Covered Person, if applicable, subject to the restrictions on changing Owners);

     d.  You may not make any additional Purchase Payments under your Contract;

     e. You will no longer be eligible to receive a death benefit under your Contract; and

     f.  We will terminate all other optional riders under your Contract.

     INVESTMENT OPTION RESTRICTIONS. If you elected the GLWB Rider, you cannot allocate your Purchase Payments or transfer your Contract Value to the Fixed Account. If you wish to add the GLWB Rider on a Contract Anniversary, you will need to transfer any Contract Value in the Fixed Account to one or more of the Subaccounts.
     RESTRICTIONS ON PURCHASE PAYMENTS. If you elected the GLWB Rider, (either on the Contract Date or on any Contract Anniversary prior to the Annuity Start
Date), we reserve the right to refuse to accept subsequent Purchase Payments, and/or limit the amount of any subsequent Purchase Payments that we do accept, following the Rider Start Date.
     When discussing the GLWB Rider, all references to Purchase Payments mean the amount actually applied to Contract Value (i.e., net of any applicable premium tax or other applicable charges).
     If in the future the Fixed Account becomes an available investment option under the Rider, then we may deduct a portion of the GLWB Rider Charge from Contract Value allocated to the Fixed Account. We will not refund the GLWB Rider Charges you have paid if the GLWB Rider terminates, regardless of the reason for termination.
     CONTRACT LOANS. You must repay any outstanding Contract loan before we will issue the GLWB Rider, and you may not take a new Contract loan while the Rider is in effect.
     TERMINATION. We will terminate the GLWB Rider on the earliest of:

1. The Valuation Date you surrender your Contract;

2. The Annuity Start Date (subject to any obligations we may have to make payments of the Annual Amount, as set forth in the Annuitization provision above);

3. For a GLWB Rider issued with one Covered Person, the date of the Covered Person's death (regardless of whether the surviving spouse Beneficiary continues the Contract);

4. For a GLWB Rider issued with a Covered Person and a Joint Covered Person, the later of the date of death of the Covered Person or the Joint Covered Person (subject to our rules relating to the designation of a Joint Covered Person--see "Covered Persons, Owners, and Spouses" above);

5. The date of change of ownership under the Contract (including total or partial change incident to a divorce--see "Covered Persons, Owners, and Spouses" above); or

6. The Valuation Date your Contract Value is reduced to zero due to an Excess Withdrawal.

     TAX CONSEQUENCES. As with any distribution from the Contract, tax consequences may apply to GLWB Rider distributions. The application of certain tax rules to the Rider, particularly those rules relating to distributions from your Contract, is not entirely clear. While there is some uncertainty, we intend to treat any amounts received by you under the GLWB Rider after your Contract Value reduces to zero as annuity payments for tax purposes. We also intend to treat the payments made to you under the Rider prior to the date your Contract Value reduces to zero or selection of an Annuity Option as withdrawals for tax purposes.

     For Qualified Contracts, distributions attributable to the GLWB Rider will be taxed in accordance with the rules applicable to the type of Qualified Plan. We intend to treat distributions from Contracts issued as Section 403(b) annuities or traditional or Roth individual retirement annuities in the manner described above for annuities generally. (Please see "Federal Tax Matters".) Your required minimum distribution amount may have to include the value of optional Contract provisions such as the GLWB rider. Consult a tax advisor.

     LIMITED EXCHANGE OPPORTUNITY. Beginning on May 1, 2008 and extending through April 30, 2009, if you currently owned the Guaranteed Minimum Withdrawal Benefit Rider, you could have exchanged that Rider for the Guaranteed Lifetime Withdrawal Benefit Rider if you were otherwise eligible to purchase the Rider. We only permitted such an exchange on a Contract Anniversary. All terms and conditions of the Guaranteed

Lifetime Withdrawal Benefit Rider that were in effect on that Contract Anniversary applied. We used your Contract Value on that Contract Anniversary to calculate the Benefit Base under the Guaranteed Lifetime Withdrawal Benefit rider. If you made this exchange, you would not be permitted to later repurchase the Guaranteed Minimum Withdrawal Benefit Rider.
     There are differences in the terms of the Guaranteed Minimum Withdrawal Benefit Rider and the Guaranteed Lifetime Withdrawal Benefit Rider, including the rider charge, the availability of the Fixed Account, and whether withdrawals under the rider may be available for a specified period or for your lifetime. You should have reviewed the discussion on each rider carefully to determine whether exchanging your existing Guaranteed Minimum Withdrawal Benefit Rider was appropriate for you.


GUARANTEED MINIMUM INCOME BENEFIT (THIS RIDER WAS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010) -- This rider makes available a minimum amount for the purchase of a fixed Annuity ("Minimum Income Benefit"). The Minimum Income Benefit is equal to Purchase Payments and any Credit Enhancements and Bonus Credits, net of any premium tax, less an adjustment for withdrawals, increased at an annual effective rate of interest of 3% or 5%, as elected in the application. (If you elected the Guaranteed Minimum Income Benefit at 5%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the Rydex | SGI VT Money Market Subaccount or the Fixed Account; however you will still pay the Rider charge applicable to the 5% rate.) Any amounts allocated to the Loan Account, however, will only earn the Guaranteed Rate.
     In crediting interest, the Company takes into account the timing of when each Purchase Payment and withdrawal occurred and accrues such interest until the earlier of: (1) the Annuity Start Date, or (2) the Contract Anniversary following the oldest Annuitant's 80th birthday. In the event of a withdrawal, the Minimum Income Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.
     You may apply the Minimum Income Benefit, less any applicable premium tax and pro rata account administration charge, to purchase a fixed Annuity within 30 days of any Contract Anniversary following the 10th Contract Anniversary. You may apply the Minimum Income Benefit to purchase only a fixed Annuity under Option 2, life income with a 10-year period certain, or Option 4B, joint and last survivor with a 10-year period certain. See the discussion of Options 2 and 4 under "Annuity Options." The Annuity rates for this rider are based upon the 1983(a) mortality table with mortality improvement under projection scale G and an interest rate of 2 1/2%. This rider was available only if the age of the Owner at the time the Contract was issued was age 79 or younger.


6% DOLLAR FOR DOLLAR GUARANTEED MINIMUM INCOME BENEFIT (FORMERLY DOLLAR FOR DOLLAR LIVING BENEFIT) (THIS RIDER WAS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010) -- This rider, like the Guaranteed Minimum Income Benefit Rider, makes available a minimum amount for the purchase of a fixed Annuity ("Minimum Income Benefit"); provided, however, that there are differences in the terms of the riders, including the annual effective rate of interest and the manner in which withdrawals affect the Minimum Income Benefit under each rider. You may never need to rely upon the Minimum Income Benefit, which should be viewed as a payment "floor."

     The Minimum Income Benefit under this rider is equal to Purchase Payments received during the three-year period that starts on the Contract Date, plus any Credit Enhancements and/or Bonus Credits applied in connection with those Purchase Payments, less any premium tax, and less an adjustment for withdrawals, increased at an annual effective rate of interest of 6%. Please note that the Company will credit a maximum rate of 3% for amounts allocated to the Rydex | SGI VT Money Market Subaccount, the PIMCO Low Duration Subaccount, the Fixed Account and the Loan Account; however, you will still pay the full rider charge. To the extent that you allocate Purchase Payments or transfer Contract Value to the Rydex | SGI VT Money Market Subaccount, the PIMCO Low Duration Subaccount, the Fixed Account or the Loan Account, you will not receive the benefit of an annual effective interest rate of 6% in determining the Minimum Income Benefit. The Company may add new Subaccounts in the future that will earn only the 3% rate in calculating the Minimum Income Benefit. Any such Subaccounts will be disclosed in this Prospectus.

     Under this rider, you may withdraw up to a specified amount each Contract Year (the "Annual Limit"), without a proportional reduction in the Minimum Income Benefit. If you purchased this rider when you purchased the Contract, the Annual Limit initially was equal to 6% of the initial Purchase Payment, not including any Credit Enhancement and/or any Bonus Credits. If you purchased this rider on a Contract Anniversary, the Annual Limit initially was equal to 6% of Contract Value. The Annual Limit will remain the same each Contract Year, unless you make additional Purchase Payments after the purchase date of the rider or make a withdrawal that, on its own or together with other withdrawals in that Contract Year, exceeds the Annual Limit immediately prior to the withdrawal.
     The Company increases the Annual Limit in an amount equal to 6% of any Purchase Payment that is added subsequent to the purchase date of the rider. The Company reduces the Annual Limit if you make a withdrawal in a Contract Year that, on its own or together with other withdrawals in that Contract Year, exceeds the Annual Limit. In that event, the Company will reduce the Annual Limit by a percentage that is found by dividing (a) over
(b) where (a) is the amount of the withdrawal that exceeds the Annual Limit, and
(b) is the amount of Contract Value immediately prior to the withdrawal, reduced by that portion of the withdrawal, if any, that was not in excess of the Annual Limit. The Annual Limit as last adjusted in a Contract Year is the new Annual Limit for subsequent Contract Years, subject to adjustment for Purchase Payments made subsequent to adjusting the Annual Limit or aggregate withdrawals in a Contract Year that exceed the new Annual Limit. Any portion of the Annual Limit that is not withdrawn during a Contract Year may not be carried over for withdrawal in a subsequent Contract Year.
     In crediting interest to determine the Minimum Income Benefit, the Company takes into account the timing of when each Purchase Payment and withdrawal occurs and accrues the applicable annual effective rate of interest until the earlier of: (1) the Annuity Start Date, or (2) the Contract Anniversary following the oldest Annuitant's 80th birthday.
     In the event of a withdrawal that does not exceed the Annual Limit, the Minimum Income Benefit is reduced as of the date of the withdrawal by the exact dollar amount of the withdrawal, which for purposes of the rider includes any applicable withdrawal charges, any Credit Enhancement forfeitures and any premium tax charges. In the event of a withdrawal that exceeds the Annual Limit, the Minimum Income Benefit is first reduced by any portion of the withdrawal that does not exceed the Annual Limit and is then further reduced by a percentage found by dividing the amount of the withdrawal that exceeds the Annual Limit, by the amount of Contract Value immediately prior to the withdrawal, reduced by that portion of the Withdrawal, if any, that was not in excess of the Annual Limit.
     Beginning on the tenth anniversary of the purchase date of the rider, you may apply the Minimum Income Benefit, less any applicable premium tax and pro rata account administration charge, to purchase a fixed Annuity under: (1) Annuity Option 2, (2) Annuity Option 4B, or (3) the Alternate Benefit, as discussed below. You may purchase a fixed Annuity under Option 2 or Option 4B within the 30-day period following any Contract Anniversary that occurs on or after the 10th anniversary of the purchase date of the rider. A fixed Annuity under Option 2 provides annuity payments that will be made during the lifetime of the Annuitant with a 10-year period certain, and under Option 4B provides annuity payments that will be made as long as either Annuitant is living with a 10-year period certain. See the discussion of Option 2 and Option 4B under "Annuity Options." The Annuity rates under the rider for those Options are based upon the 1983(a) mortality table with mortality improvement under projection scale G and an interest rate of 2%.
     The Owner may elect an Alternate Benefit, which provides for fixed Annuity payments on a monthly, quarterly, semiannual or annual basis for a period of 15 years. THE ALTERNATE BENEFIT IS AVAILABLE ONLY ON THE TENTH ANNIVERSARY OF THE RIDER PURCHASE DATE AND SHALL NOT BE AVAILABLE THEREAFTER. Any election of the Alternate Benefit is made by providing written notice of such election to the Company within the 30-day period following the tenth anniversary of the purchase date of the rider. Annuity payments under the Alternate Benefit are equal to the amount determined by dividing the Minimum Income Benefit on the Annuity Start Date, less any applicable premium tax and any pro rata account administration charge, by the total number of payments, as set forth in the table below (the total number of payments is based upon whether the Owner elects monthly, quarterly, semiannual or annual payments):

----------------------------------------------------------
    PAYMENT FREQUENCY        TOTAL NUMBER OF PAYMENTS
----------------------------------------------------------
         Monthly                       180
        Quarterly                       60
       Semiannual                       30
         Annual                         15
----------------------------------------------------------

The Company guarantees that the Alternate Benefit shall be at least equal to an amount determined by applying the Minimum Income Benefit on the Annuity Start Date, less any applicable premium tax and any pro rata account administration charge, to Annuity Option 7 with a 15-year period certain, calculated without reference to the terms of the rider (see the discussion of Option 7 under "Annuity Options").
     The Alternate Benefit is calculated without reference to Annuity rates and represents the return of your Minimum Income Benefit on the Annuity Start Date, less any applicable premium tax and any pro rata account administration charge, over a period of 15 years without crediting interest on that amount.
     If the Owner annuitizes the Contract before the tenth anniversary of the purchase date of the rider or at any time thereafter other than within the 30-day period following a Contract Anniversary, the Minimum Income Benefit is not available. The Owner is not required to use this Rider to receive Annuity Payments. However, the Company will not refund charges paid for this rider if the Owner annuitizes outside of its terms and conditions.
     This rider was available only if the age of the Annuitant at the time the rider was issued was 79 or younger.
     Please note that this rider may not be appropriate for you if you plan on taking withdrawals in excess of the Annual Limit because such excess withdrawals may significantly reduce or eliminate the value of the Guaranteed Minimum Income Benefit. If you have a qualified contract, you may be required to take minimum distributions from the Contract during your lifetime. If your required minimum distribution amount exceeds your Annual Limit, you will have to withdraw more than the Annual Limit to avoid the imposition of a

50% excise tax, causing a proportional reduction in the Guaranteed Minimum Income Benefit.

GUARANTEED GROWTH DEATH BENEFIT (THIS RIDER WAS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010) -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements or Bonus Credits), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or

3.   The Guaranteed Growth Death Benefit.


The Guaranteed Growth Death Benefit is an amount equal to Purchase Payments and any Credit Enhancements and/or Bonus Credits, net of any Premium tax, less an adjustment for withdrawals, increased at an annual effective rate of interest of 3%, 5%, 6% or 7% (6% and 7% are not available to Texas residents), as elected in the application. (If you elected the Guaranteed Growth Death Benefit at 5%, 6% or 7%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the Rydex | SGI VT Money Market Subaccount or the Fixed Account; however, you will still pay the Rider charge applicable to the rate you have selected.) Any amounts allocated to the Loan Account, however, will only earn the Guaranteed Rate. In crediting interest, the Company takes into account the timing of when each Purchase Payment and withdrawal occurred. The Company accrues such interest until the earliest of: (1) the Annuity Start Date; (2) the Contract Anniversary following the oldest Owner's 80th birthday; (3) the date due proof of the Owner's death and instructions regarding payment are received; or (4) the six-month anniversary of the Owner's date of death. In the event of a withdrawal, the Guaranteed Growth Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

     The amount of the Guaranteed Growth Death Benefit shall not exceed an amount equal to 200% of Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), net of premium tax and any withdrawals, including withdrawal charges.
     If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be Contract Value, as set forth in item 2 above.
     This rider was available only if the age of the Owner at the time the Contract was issued was age 79 or younger. See the discussion under "Death Benefit."

COMBINED ANNUAL STEPPED UP AND GUARANTEED GROWTH DEATH BENEFIT (THIS RIDER WAS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010) -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company;

3.   The Annual Stepped Up Death Benefit (as described above); or

4.   The Guaranteed Growth Death Benefit at 5% (as described above).

     If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be as set forth in item 2 above.
     This rider was available only if the age of the Owner at the time the Contract was issued was age 79 or younger. See the discussion under "Death Benefit."

ENHANCED DEATH BENEFIT (THIS RIDER WAS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010) -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greater of:

1. The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges; or

2. The Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit.

The Enhanced Death Benefit for a Contract issued prior to the Owner attaining age 70 is the lesser of: (1) 50% of Contract gain; or (2) 50% of adjusted Purchase Payments. For a Contract issued after the Owner has attained age 70 or older, the Enhanced Death Benefit is the lesser of: (1) 25% of Contract gain; or
(2) 25% of adjusted Purchase Payments.

o "Contract gain" is equal to Contract Value as of the date due proof of death and instructions with regard to payment are received less adjusted Purchase Payments.

o "Adjusted Purchase Payments" are equal to all Purchase Payments made to the Contract adjusted for withdrawals and any applicable premium tax. In the event of a withdrawal, Purchase Payments are reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

     If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company.
     This rider was available only if the age of the Owner at the time the Contract was issued was age 79 or younger. See the discussion under "Death Benefit."

COMBINED ENHANCED AND ANNUAL STEPPED UP DEATH BENEFIT (THIS RIDER WAS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010) -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or

3. The Annual Stepped Up Death Benefit (as described above), plus the Enhanced Death Benefit (as described above).

     If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company.
     This rider was available only if the age of the Owner at the time the rider was issued was age 79 or younger. See the discussion under "Death Benefit."

COMBINED ENHANCED AND GUARANTEED GROWTH DEATH BENEFIT (THIS RIDER WAS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010) -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or

3. The Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit (as described above).

     If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will the Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company.
     This rider was available only if the age of the Owner at the time the rider was issued was age 79 or younger. See the discussion under "Death Benefit."

COMBINED ENHANCED, ANNUAL STEPPED UP, AND GUARANTEED GROWTH DEATH BENEFIT (THIS RIDER WAS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010) -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or

3. The Annual Stepped Up Death Benefit (as described above), plus the Enhanced Death Benefit (as described above); or

4. The Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit (as described above).

     If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will the Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company.
     This rider was available only if the age of the Owner at the time the rider was issued was age 79 or younger. See the discussion under "Death Benefit."

6% DOLLAR FOR DOLLAR GUARANTEED MINIMUM INCOME BENEFIT AND GUARANTEED MINIMUM DEATH BENEFIT (FORMERLY THE DOLLAR FOR DOLLAR COMBINATION BENEFIT) (THIS RIDER WAS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010) -- This rider makes available a minimum amount for the purchase of a fixed Annuity ("Minimum Income Benefit") as described under "6% Dollar for Dollar Guaranteed Minimum Income Benefit." For a discussion of the Minimum Income Benefit, see "6% Dollar for Dollar Guaranteed Minimum Income Benefit."
     In addition to the Minimum Income Benefit, this rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or

3.   The Minimum Death Benefit, as described below.

The Company will not pay the Minimum Death Benefit if either 1 or 2 above is higher than the Minimum Death Benefit as of the Valuation Date that the Company receives due proof of death and instructions regarding payment. The Company will not, however, refund charges paid for the rider if the Minimum Death Benefit is not paid. Because you may never need to rely upon the Minimum Death Benefit, it should be viewed as a death benefit "floor."
     The Minimum Income Benefit and Minimum Death Benefit are calculated separately and there are differences in the methods of their calculation. As a result, the Minimum Income Benefit and Minimum Death Benefit amounts will differ.

     The Minimum Death Benefit is an amount equal to Purchase Payments, plus any Credit Enhancements and/or Bonus Credits, less any Premium tax, and less an adjustment for withdrawals, increased at an annual effective rate of interest of 6%. Please note that the Company will credit a maximum rate of 3% for amounts allocated to the Rydex | SGI VT Money Market Subaccount, the PIMCO Low Duration Subaccount, the Fixed Account and the Loan Account; however, you will still pay the full rider charge. To the extent that you allocate Purchase Payments or transfer Contract Value to the Rydex | SGI VT Money Market Subaccount, the PIMCO Low Duration Subaccount, the Fixed Account or the Loan Account, you will not receive the benefit of an annual effective interest rate of 6% in determining the Minimum Death Benefit. The Company may add new Subaccounts in the future that will earn only the 3% rate in calculating the Minimum Death Benefit. Any such Subaccounts will be disclosed in this Prospectus.

     Under this rider, you may withdraw up to a specified amount each Contract Year (the "Annual Limit"), without a proportional reduction in the Minimum Death Benefit. The Annual Limit initially is equal to 6% of the initial Purchase Payment, not including any Credit Enhancement and/or Bonus Credit. The Annual Limit will remain the same each Contract Year, unless you make additional Purchase Payments after the Contract Date or make a withdrawal that, on its own or together with other withdrawals in that Contract Year, exceeds the Annual Limit immediately prior to the withdrawal.
     The Company increases the Annual Limit in an amount equal to 6% of any Purchase Payment that is added to Contract Value subsequent to the Contract Date. The Company reduces the Annual Limit if you make a withdrawal of Contract Value in a Contract Year that, on its own or together with other withdrawals in that Contract Year, exceeds the Annual Limit. In that event, the Company will reduce the Annual Limit by a percentage that is found by dividing (a) over (b) where (a) is the amount of the withdrawal that exceeds the Annual Limit, and (b) is the amount of Contract Value immediately prior to the withdrawal, reduced by that portion of the withdrawal, if any, that was not in excess of the Annual Limit. The Annual Limit as last adjusted in a Contract Year is the new Annual Limit for subsequent Contract Years, subject to adjustment for Purchase Payments made subsequent to adjusting the Annual Limit or aggregate withdrawals in a Contract Year that exceed the new Annual Limit. Any portion of the Annual Limit that is not withdrawn during a Contract Year may not be carried over for withdrawal in a subsequent Contract Year.
     In crediting interest to determine the Minimum Death Benefit, the Company takes into account the timing of when each Purchase Payment and withdrawal occurs and accrues the applicable annual effective rate of interest until the earlier of: (1) the Annuity Start Date, (2) the Contract Anniversary following the oldest Owner's 80th birthday, or (3) the first Valuation Date as of which the Minimum Death Benefit exceeds the Minimum Death Benefit Cap. The Minimum Death Benefit Cap is an amount equal to 200% of (a) minus (b) where (a) is the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any premium tax, and (b) is the sum of all withdrawals from Contract Value, including any applicable withdrawal charges, any forfeited Credit Enhancements, and any charges for premium taxes.
     In the event of a withdrawal that does not exceed the Annual Limit, the Minimum Death Benefit is reduced as of the date of the withdrawal by the exact dollar amount of the withdrawal. (Withdrawals, for purposes of the rider, include any applicable withdrawal charges, any Credit Enhancement forfeitures and any premium tax charges.) In the event of a withdrawal that exceeds the Annual Limit, the Minimum Death Benefit is first reduced by any portion of the withdrawal that does not exceed the Annual Limit and is then further reduced by a percentage found by dividing the amount of the withdrawal that exceeds the Annual Limit, by the amount of Contract Value immediately prior to the withdrawal, reduced by that portion of the Withdrawal, if any, that was not in excess of the Annual Limit.
     The amount of the Minimum Death Benefit shall in no event exceed an amount equal to the Minimum Death Benefit Cap. Also, if due proof of death and instructions regarding payment of the death benefit are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit under the rider will be Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company.
     This rider was available only if the age of each Owner on the Contract Date was 79 or younger and the age of each Annuitant on the Contract Date was 79 or younger. See the discussion under "Death Benefit."

GUARANTEED MINIMUM WITHDRAWAL BENEFIT (THIS RIDER WAS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010) -- If you elected this rider when you purchased the Contract, your "Benefit Amount" was equal to a percentage of the initial Purchase Payment including any Credit Enhancement and/or Bonus Credit. If you purchased the rider on a Contract Anniversary, your Benefit Amount was equal to a percentage of your Contract Value on the Valuation Date we added this rider to your Contract. The Benefit Amount, which is the amount available for withdrawal under this rider, is reduced as you take Annual Withdrawal Amounts, and the Benefit Amount as so reduced is referred to as the "Remaining Benefit Amount."
     Under this rider, you may withdraw up to a specified amount each Contract Year (the "Annual Withdrawal Amount"), regardless of the performance of your Contract Value, until the Remaining Benefit Amount is reduced to $0. The Annual Withdrawal Amount initially is a percentage of the initial Purchase Payment including any Credit Enhancement and/or Bonus Credit (or Contract Value on the purchase date of the rider if the rider was purchased on a Contract Anniversary). You may select one of the following combinations of Annual Withdrawal Amount and Benefit Amount:

------------------------------ --------------------
           ANNUAL                BENEFIT AMOUNT*
     WITHDRAWAL AMOUNT*
------------------------------ --------------------
             5%                       130%
             6%                       110%
             7%                       100%
------------------------------ --------------------
*A percentage of the initial Purchase Payment
 including any Credit Enhancement and/or Bonus
 Credit (or Contract Value on the purchase date
 of the rider if the rider was purchased on a
 Contract Anniversary)
---------------------------------------------------

     If you do not take the Annual Withdrawal Amount during a Contract Year, you may not take more than the Annual Withdrawal Amount in the next Contract Year, without triggering a proportional reduction in the Annual Withdrawal Amount and Remaining Benefit Amount. The Annual Withdrawal Amount can be taken in one withdrawal or multiple withdrawals during the Contract Year. You can continue to take up to the Annual Withdrawal Amount each Contract Year until the Remaining Benefit Amount is depleted.
     If you take more than the Annual Withdrawal Amount in a Contract Year, we will recalculate the Remaining Benefit Amount, and your Annual Withdrawal Amount may be lower in the future. Withdrawals under this rider reduce Contract Value by the amount of the withdrawal, including any applicable withdrawal charges or premium taxes and any forfeited Credit Enhancements; provided, however, that a withdrawal of the Annual Withdrawal Amount is not subject to a withdrawal charge. Any withdrawal up to the Annual Withdrawal Amount in a Contract Year reduces the Free Withdrawal amount otherwise available in that Contract Year, and withdrawals, including withdrawals of the Annual Withdrawal Amount, may result in forfeiture of Credit Enhancements if you have the Extra Credit Rider in effect. Please see the discussion under "Contingent Deferred Sales Charge," and "Extra Credit." Withdrawals, including withdrawals of the Annual Withdrawal Amount, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59 1/2, may be subject to a 10% penalty tax. Please see "Federal Tax Matters."
     The Annual Withdrawal Amount will remain the same each Contract Year unless you make additional Purchase Payments after the purchase date of the rider, withdraw more than the Annual Withdrawal Amount in a Contract Year, or elect to reset the Remaining Benefit Amount as discussed below. If additional Purchase Payments are made, the Annual Withdrawal Amount will increase by an amount equal to 5%, 6% or 7% of the Purchase Payment including any Credit Enhancements and/or Bonus Credits, and the Remaining Benefit Amount will increase by an amount equal to 130%, 110% or 100% of the Purchase Payment including any Credit Enhancements and/or Bonus Credits, depending on which combination of Annual Withdrawal Amount and Benefit Amount you have selected.
     The Annual Withdrawal Amount and Remaining Benefit Amount are recalculated in the event of a withdrawal in a Contract Year that exceeds the Annual Withdrawal Amount as follows. The Annual Withdrawal Amount and Remaining Benefit Amount respectively are reduced by an amount equal to a percentage of the Annual Withdrawal Amount and Remaining Benefit Amount determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal.
     After the fifth anniversary of the purchase of this rider, you may elect to reset the Remaining Benefit Amount to an amount equal to Contract Value on the reset date and the Annual Withdrawal Amount to 5%, 6% or 7%, as applicable, of Contract Value on that date; provided, however, that the Annual Withdrawal Amount will remain the same if the current Annual Withdrawal Amount is greater than the reset amount. Once a reset election has been made, you may not elect another reset until after the fifth anniversary of the prior reset date. The Company reserves the right to require that resets be effected on a Contract Anniversary and the rider charge may be increased in the event that you elect a reset; provided, however, that such charge will not exceed 1.10%.
     While this rider is in effect, we reserve the right to restrict subsequent Purchase Payments. This rider will terminate upon the earliest of: (1) termination of the Contract, (2) the Annuity Start Date, (3) any Valuation Date on which Contract Value and the Remaining Benefit Amount are equal to $0, (4) a full withdrawal of Contract Value pursuant to a withdrawal that exceeds the Annual Withdrawal Amount for that Contract Year, or (5) upon the first death of any Owner, or if the Owner is a non-natural person, the death of an Annuitant or a Joint Owner that is a natural person. This rider may not be reinstated by Purchase Payments or reset after such termination. This rider was available only if the age of each Owner and Annuitant at the time the rider was purchased was age 85 or younger.
     If you have a qualified contract, you may be required to take minimum distributions from the Contract during your lifetime. If your required minimum distribution amount exceeds your Annual Withdrawal Amount, you will have to withdraw more than the Annual Withdrawal Amount to avoid the imposition of a 50% excise tax, causing a proportional reduction in the Remaining Benefit Amount.

TOTAL PROTECTION (THIS RIDER WAS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010) -- This rider makes available a (1) Guaranteed Growth Death Benefit at 5%; (2) Guaranteed Minimum Withdrawal Benefit with an Annual Withdrawal Amount of 5% and a Benefit Amount of 100%; and (3) Guaranteed Minimum Accumulation Benefit as described below.
     Upon the death of the Owner or any Joint Owner prior to the Annuity Start Date, a Guaranteed Growth Death Benefit at 5% will be available as described under "Guaranteed Growth Death Benefit," with the following differences. Under this rider, the Guaranteed Growth Death Benefit will be reduced by any Annual Withdrawal Amount taken under the Guaranteed Minimum Withdrawal Benefit and will be reduced proportionately by any withdrawal that exceeds in whole or in part the Annual Withdrawal Amount for the Contract Year. The Guaranteed Growth Death Benefit is reduced as of the date of any such withdrawal by a percentage that is determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal. Also, under this rider, the amount of the Guaranteed Growth Death Benefit shall not exceed an amount equal to 200% of Purchase Payments (not including any Credit Enhancements, Bonus Credits or Purchase Payments made during the 12 months preceding the Owner's date of death), net of premium tax and any withdrawals, including withdrawal charges. Finally, under this rider, the annual effective rate of interest used in calculating the benefit will be 5% for Contract Value allocated to any of the Subaccounts. If the Guaranteed Growth Death Benefit on any Valuation Date is equal to $0, the benefit will terminate and may not be reinstated or reset (as described below) after such termination.
     This rider also makes available a Guaranteed Minimum Withdrawal Benefit (as described under "Guaranteed Minimum Withdrawal Benefit" above); provided, however, that the Annual Withdrawal Amount is equal to 5%, and the Remaining Benefit Amount is equal to 100%, of the initial Purchase Payment including any Credit Enhancement and/or Bonus Credits (or Contract Value on the purchase date of this rider if the rider was purchased on a Contract Anniversary).
     The Guaranteed Minimum Accumulation Benefit provides that at the end of the "Term," which is the ten-year period beginning on the date of your purchase of the rider, the Company will apply an additional amount to your Contract if the Contract Value on that date is less than the Guaranteed Minimum Accumulation Benefit amount. The additional amount will be equal to the difference between the Contract Value on that date and the Guaranteed Minimum Accumulation Benefit amount on that date. Any additional amount added to your Contract will be allocated among the Subaccounts in the same proportion as Contract Value is allocated on that date. No additional amount will be applied if the Contract Value is greater than the Guaranteed Minimum Accumulation Benefit amount on the last day of the Term.
     The Guaranteed Minimum Accumulation Benefit amount is equal to 105% of your initial Purchase Payment including any Credit Enhancement and/or Bonus Credit (or Contract Value on the purchase date of this rider if the rider was purchased on a Contract Anniversary); plus 105% of any Purchase Payments (including any Credit Enhancements and/or Bonus Credits) made during the first three years of the Term; less any withdrawals of the Annual Withdrawal Amount under the Guaranteed Minimum Withdrawal Benefit; and less an adjustment for any withdrawals that exceed in whole or in part the Annual Withdrawal Amount for the Contract Year. The adjustment reduces the Guaranteed Minimum Accumulation Benefit amount by a percentage that is determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal.
     The Guaranteed Minimum Accumulation Benefit will terminate upon payment of any additional amount as described above or upon expiration of the Term without payment of an additional amount. This benefit may not be reinstated by Purchase Payments or reset after such termination.
     After the fifth anniversary of the purchase of this rider, you may elect to reset the Remaining Benefit Amount, the Guaranteed Growth Death Benefit and the Guaranteed Minimum Accumulation Benefit to an amount equal to Contract Value on the reset date; provided that Contract Value on that date is greater than the Remaining Benefit Amount. The Annual Withdrawal Amount will reset to 5% of Contract Value on the reset date, unless the current Annual Withdrawal Amount is greater, in which case the Annual Withdrawal Amount will remain the same. The reset election must be made as to all or none of the Remaining Benefit Amount, the Guaranteed Growth Death Benefit and the Guaranteed Minimum Accumulation Benefit. If you elect a reset, a new Term will begin for the Guaranteed Minimum Accumulation Benefit effective on the reset date. Once a reset election has been made, you may not elect another reset until after the fifth anniversary of the prior reset date. The Company reserves the right to require that resets be effected on a Contract Anniversary and the rider charge may be increased in the event that you elect a reset; provided, however, that such charge will not exceed 1.45%.
     This rider will terminate upon the earliest of: (1) termination of the Contract, (2) the Annuity Start Date, (3) any Valuation Date on which Contract Value and the Remaining Benefit Amount are equal to $0, (4) a full withdrawal of Contract Value pursuant to a withdrawal that exceeds the Annual Withdrawal Amount for that Contract Year, or (5) upon the first death of any Owner, or if the Owner is a non-natural person, the death of an Annuitant or a Joint Owner that is a natural person.
     While this rider is in effect, we reserve the right to restrict subsequent Purchase Payments. This rider was available only if the age of each Owner and Annuitant at the time the rider was purchased was age 79 or younger.
     Because of the ten-year Term, if you are within ten years of your required beginning date for taking required minimum distributions under a Qualified Contract, you may not be able to receive the full value of the Guaranteed Minimum Accumulation Benefit. You should consult a tax adviser before resetting the

Guaranteed Minimum Accumulation Benefit with a Qualified Contract.

--------------------------------------------------------------------------------

                       ADVANCEDESIGNS(R) VARIABLE ANNUITY

                        SBL VARIABLE ANNUITY ACCOUNT XIV

                       STATEMENT OF ADDITIONAL INFORMATION


                             DATE: MAY 1, 2010



                      INDIVIDUAL FLEXIBLE PURCHASE PAYMENT
                       DEFERRED VARIABLE ANNUITY CONTRACT


                                    ISSUED BY
                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                           ONE SECURITY BENEFIT PLACE
                            TOPEKA, KANSAS 66636-0001
                                 1-800-888-2461

                                MAILING ADDRESS:
                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                                 P.O. BOX 750497
                            TOPEKA, KANSAS 66675-0497
                                 1-800-888-2461



This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Prospectus for the AdvanceDesigns Variable Annuity dated May 1, 2010, as it may be supplemented from time to time. A copy of the Prospectus may be obtained from the Company by calling 1-800-888-2461 or by writing P.O. Box 750497, Topeka, Kansas 66675-0497.


--------------------------------------------------------------------------------

6918A                                             32-69186-01  2010/05/01

                                TABLE OF CONTENTS

                                                                            Page

GENERAL INFORMATION AND HISTORY.............................................  3
   Safekeeping of Assets....................................................  3
   Administrative Services for Certain Owners...............................  3

METHOD OF DEDUCTING THE EXCESS CHARGE.......................................  3

LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS.......  4
   Section 403(b)...........................................................  4
   Roth 403(b)..............................................................  4
   Sections 408 and 408A....................................................  4

PERFORMANCE INFORMATION.....................................................  5

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...............................  6

FINANCIAL STATEMENTS........................................................  6

--------------------------------------------------------------------------------

GENERAL INFORMATION AND HISTORY

For a description of the Flexible Purchase Payment Deferred Variable Annuity Contract (the "Contract"), Security Benefit Life Insurance Company ("the Company"), and the SBL Variable Annuity Account XIV (the "Separate Account"), see the Prospectus. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled "Definitions" in the Prospectus.

SAFEKEEPING OF ASSETS -- The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Underlying Funds in non-certificated form, are held separate and apart from the assets of the Company's General Account and its other separate accounts.


ADMINISTRATIVE SERVICES FOR CERTAIN OWNERS -- The Company and Security Distributors, Inc. have entered into an agreement with PlanMember Services Corporation ("PlanMember Services"), a transfer agent registered with the Securities and Exchange Commission ("SEC"). Under the agreement, PlanMember Services provides certain services to Owners who have engaged PlanMember Securities Corporation in connection with their Contract ("PlanMember Owners"). PlanMember Securities Corporation, an affiliate of PlanMember Services, is registered with the SEC as a broker-dealer and an investment adviser. PlanMember Services provides a call center that is staffed to answer PlanMember Owners' questions about their accounts, including questions about the portfolio model provided by PlanMember Securities and any pending portfolio model transactions. PlanMember Services also performs certain account recordkeeping services and administrative functions associated with PlanMember Owner account transfers, account rebalancing, and purchases and redemptions through FundServ/NSCC. PlanMember Services prepares and mails quarterly account statements to PlanMember Owners. During 2009, 2008, and 2007, the Company paid PlanMember Services $410,398.52, $569,541.66, and $558,675.58 respectively. These amounts are calculated as a percentage of the average Contract Value of the Contracts owned by PlanMember Owners.


METHOD OF DEDUCTING
THE EXCESS CHARGE

The minimum mortality and expense risk charge of 1.20%, and the administration charge of 0.15%, on an annual basis, of each Subaccount's average daily net assets, are factored into the accumulation unit value or "price" of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional Riders (the "Excess Charge") on a monthly basis.

Each Subaccount declares a monthly dividend and the Company deducts the Excess Charge from this monthly dividend upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly dividend is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount's monthly dividend. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date.

The Company will declare a dividend for each Subaccount on one Valuation Date of each calendar month ("Record Date"). The Company will pay the dividend on a subsequent Valuation Date ("Reinvestment Date") within five Valuation Dates of the Record Date. Such dividend will be declared as a dollar amount per Accumulation Unit.

For each Subaccount, any Owner as of the Record Date will receive on the Reinvestment Date a net dividend equal to:

1.   the amount of dividend per Accumulation Unit; times

2. the number of Accumulation Units allocated to the Subaccount as of the Record Date; less

3. the amount of the Excess Charge for that Subaccount; provided that the Company will not deduct any Excess Charge from the first dividend following the Contract Date.

The net dividend will be reinvested on the Reinvestment Date at the Accumulation Unit Value determined as of the close of that date in Accumulation Units of the Subaccount.

An example of this process is as follows. Assuming Contract Value of $50,000 allocated to the SBL Equity Subaccount and no Riders, the Excess Charge would be computed as follows:

----------------------------------------------------------
Mortality and Expense Risk Charge..........         1.30%
Plus:  Optional Rider Charge...............     +   N/A
Less:  Minimum Charge......................     -   1.20%
                                                    -----
Excess Charge on an Annual Basis...........         0.10%
----------------------------------------------------------

--------------------------------------------------------------------------------

Further assuming 5,000 Accumulation Units with an Accumulation Unit Value of $10 per unit on December 30 and a gross dividend of $0.025 per unit declared on December 31 (Record Date), the net dividend amount would be as follows:

-----------------------------------------------------------
Accumulation Unit Value as of
   Valuation Date before Record Date...        $10.00
Accumulation Unit Value
   as of Reinvestment Date.............       $  9.975
                                               -------
Gross Dividend Per Unit................       $  0.025
Less:  Excess Charge Per Unit..........    -  $  0.00085
                                               ---------
Net Dividend Per Unit..................       $  0.02415
Times:  Number of Accumulation Units...    x        5,000
                                              -----------
Net Dividend Amount....................          $ 120.75
-----------------------------------------------------------

The net dividend amount would be reinvested on the Reinvestment Date in Accumulation Units of the SBL Equity Subaccount, as follows: $0.02415 (net dividend per unit) divided by $9.975 (Accumulation Unit value as of the Reinvestment Date) times 5,000 Units equals 12.105 Accumulation Units. On the Reinvestment Date, 12.105 Accumulation Units are added to Contract Value for a total of 5,012.105 Accumulation Units after the dividend reinvestment. Contract Value on the Reinvestment Date is equal to 5,012.105 Accumulation Units times $9.975 (Accumulation Unit Value as of the Reinvestment Date) for a Contract Value of $49,995.75 after the dividend reinvestment.

After the Annuity Start Date, the Company will deduct a mortality and expense risk charge of 1.25% under Annuity Options 1 through 4, 7 and 8. This charge is factored into the annuity unit values on each Valuation Date. Monthly dividends are payable after the Annuity Start Date only with respect to Annuity Options 5 and 6.

LIMITS ON PURCHASE PAYMENTS
PAID UNDER TAX-QUALIFIED
RETIREMENT PLANS

SECTION 403(b) -- Contributions to 403(b) annuities are excludable from an employee's gross income if they do not exceed the limits under Sections 402(g) and 415 of the Code. The applicable limit will depend upon whether the annuities are purchased with employer or employee contributions. Rollover contributions are not subject to these annual limits.


Section 402(g) generally limits an employee's annual elective salary reduction contributions to a 403(b) annuity and any 401(k) arrangement to $16,500 for the 2010 tax year. The $16,500 limit may be adjusted for inflation in $500 increments for future tax years. If an individual is age 50 or over, catch up contributions equal to $5,500 can be made to a 403(b) annuity during the 2010 tax year. The $5,500 limit may also be adjusted for inflation in $500 increments for future tax years.


The contribution limits will be reduced by salary reduction contributions to other 403(b) or 401(k) arrangements. An employee under a 403(b) annuity with at least 15 years of service for a "qualified employer" (i.e., an educational organization, hospital, home health service agency, health and welfare service agency, church or convention or association of churches) generally may exceed the limit by up to $3,000 per year, subject to an aggregate limit on the excess of $15,000 for all years.


Section 415(c) also provides an overall limit on the amount of employer and employee elective salary reduction contributions to a Section 403(b) annuity that will be excludable from an employee's gross income in a given year. Generally the Section 415(c) limit for 2010 is the lesser of (i) $49,000, or
(ii) 100% of the employee's annual compensation.

ROTH 403(B) -- Elective contributions to a Roth 403(b) arrangement are not excludible from the taxable income of the employee. However, income earned on these contributions is free from federal income tax if distributed in a "qualifying distribution." Roth 403(b) contributions are subject to the same contribution limits that apply to traditional 403(b) elective contributions--$16,500 in 2010 with a $5,500 limit on catch up contributions on or after age 50, and a special additional limit of up to $3,000 (limits will be updated) for employees who have at least 15 years of service with a "qualified employer." Furthermore, contributions made to a Roth 403(b) and a traditional 403(b) are aggregated for the purpose of these limits. For example, if an individual who is only eligible for the $16,500 elective contribution limit makes $8,000 in contributions to a Roth annuity contract, the individual can only make $8,500 in contributions to a traditional 403(b) contract in the same year.


SECTIONS 408 AND 408A -- Premiums (other than rollover contributions) paid under a Contract used in connection with a traditional or Roth individual retirement annuity (IRA) that is described in Section 408 or Section 408A of the Internal Revenue Code are subject to the limits on contributions to IRAs under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of 100% of the individual's taxable compensation or $5,000.

If an individual is age 50 or over, the individual may make an additional catch up contribution to a traditional IRA of $1,000 for each tax year.

Spousal IRAs allow an owner and his or her spouse to contribute up to the applicable dollar amount to their

--------------------------------------------------------------------------------
respective IRAs so long as a joint tax return is filed and joint income is $6,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of the applicable amount as shown in the table above or 100% of that spouse's compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) the applicable dollar amount as shown in the table above or (ii) 100% of that spouse's compensation plus the amount by which the higher compensated spouse's compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to a traditional IRA depends on the gross income of the Owner and his or her spouse for the year and whether either is an "active participant" in an employer-sponsored retirement plan.

Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 25% of the compensation of the participant in the Plan, or (b) $49,000. Salary reduction contributions, if any, are subject to additional annual limits.

PERFORMANCE INFORMATION


Performance information for the Subaccounts of the Separate Account, including the yield and effective yield of the Rydex | SGI VT Money Market Subaccount, and the average annual total return and total return of all Subaccounts, may appear in advertisements, reports, and promotional literature provided to current or prospective Owners.

Quotations of yield for the Rydex | SGI VT Money Market Subaccount will be based on the change in the value, exclusive of capital changes and income other than investment income, of a hypothetical investment in a Contract over a particular seven day period, less a hypothetical charge reflecting deductions from the Contract during the period (the "base period") and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest one hundredth of one percent. Any quotations of effective yield for the Rydex | SGI VT Money Market Subaccount assume that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:

            Effective Yield = [(Base Period Return + 1)365/7] - 1


Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula:
P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).

Average annual total return figures (referred to as "Standardized Total Return") are calculated from the Separate Account inception date, and reflect the deduction of the following charges: (1) the maximum mortality and expense risk and optional Rider charges of 3.05%; (2) the administration charge of 0.15%; (3) the account administration charge of $30; and (4) the contingent deferred sales charge.

Other total return figures (referred to as "Non-Standardized Total Return") may be quoted that do not assume a surrender and do not reflect deduction of the contingent deferred sales charge and account administration charge of $30; provided that such figures do not reflect the addition of any Credit Enhancement. The contingent deferred sales charge and account administration charge if reflected would lower the Non-Standardized Total Return. Total return figures that do not reflect deduction of all charges will be accompanied by Standardized Total Return figures that reflect such charges and which date from the Separate Account inception date.

Total return figures may also be shown for periods beginning prior to the availability of the Contract. Such total return figures are based upon the performance of the Underlying Funds, adjusted to reflect the maximum charges imposed under the Contract. Any quotation of performance that pre-dates the date of inception of the Separate Account (or a Subaccount thereof as applicable) will be accompanied by Standardized Total Return figures that reflect the deduction of the applicable contingent deferred sales charge and other fees and charges since the date of inception of the Separate Account or Subaccount.

Total return figures also may be quoted that assume the Owner has purchased an Extra Credit Rider and, as such, will reflect any applicable Credit Enhancements; however, such total return figures will also reflect the deduction of all applicable charges, including any contingent deferred sales charge and any account administration charge.

Quotations of total return for any Subaccount will be based on a hypothetical investment in the Subaccount over a certain period and will be computed by subtracting

--------------------------------------------------------------------------------
the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges to the contract and the Separate Account (on an annual basis) except the applicable contingent deferred sales charge.

Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2009 and 2008 and for each of the three years in the period ended December 31, 2009, and the financial statements of Variable Annuity Account XIV - AdvanceDesigns Variable Annuity at December 31, 2009, and for each of the specified periods ended December 31, 2009 and 2008, or for such portions of such periods, appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, 1200 Main St. Suite 2500, Kansas City, MO, 64105, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

FINANCIAL STATEMENTS

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2009 and 2008, and for each of the three years in the period ended December 31, 2009, and the financial statements of Variable Annuity Account XIV - AdvanceDesigns Variable Annuity at December 31, 2009, and for each of the specified periods ended December 31, 2009 and 2008, or for such portions of such periods, are set forth herein following this section.


The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contract. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------

                        NEA VALUEBUILDER VARIABLE ANNUITY

                        SBL VARIABLE ANNUITY ACCOUNT XIV

                       STATEMENT OF ADDITIONAL INFORMATION


                               DATE: MAY 1, 2010



                  INDIVIDUAL FLEXIBLE PURCHASE PAYMENT DEFERRED
                            VARIABLE ANNUITY CONTRACT


                                    ISSUED BY
                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                           ONE SECURITY BENEFIT PLACE
                            TOPEKA, KANSAS 66636-0001

                                MAILING ADDRESS:
                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                                 P.O. BOX 750497
                            TOPEKA, KANSAS 66675-0497



This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Prospectus for the NEA Valuebuilder Variable Annuity dated May 1, 2010, as it may be supplemented from time to time. A copy of the Prospectus may be obtained from the Company by calling 1-800-NEA-VALU or by writing P.O. Box 750497, Topeka, Kansas 66675-0497.


--------------------------------------------------------------------------------

NEA 191A                                                 28-01910-01  2010/05/01

                                TABLE OF CONTENTS

                                                                            Page

GENERAL INFORMATION AND HISTORY.............................................  3
   Safekeeping of Assets....................................................  3

ARRANGEMENTS WITH ENTITIES ASSOCIATED WITH THE NEA..........................  3

METHOD OF DEDUCTING THE EXCESS CHARGE.......................................  3

LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS.......  4
   Section 403(b)...........................................................  4
   Roth 403(b) .............................................................  4
   Sections 408 and 408A....................................................  4

PERFORMANCE INFORMATION.....................................................  5

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...............................  6

FINANCIAL STATEMENTS........................................................  6


--------------------------------------------------------------------------------

GENERAL INFORMATION AND HISTORY

For a description of the Flexible Purchase Payment Deferred Variable Annuity Contract (the "Contract"), Security Benefit Life Insurance Company ("the Company"), and the SBL Variable Annuity Account XIV (the "Separate Account"), see the Prospectus. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled "Definitions" in the Prospectus.

SAFEKEEPING OF ASSETS -- The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Underlying Funds in non-certificated form, are held separate and apart from the assets of the Company's General Account and its other separate accounts.

ARRANGEMENTS WITH ENTITIES ASSOCIATED WITH THE NEA

The Contract may be offered in certain school districts pursuant to arrangements between the Company (and certain of its affiliates) and entities associated with the NEA. Neither the NEA nor MBC is a party to these arrangements.


The Company and its affiliates also made contributions to foundations related to NEA or its affiliates, including the NEA Foundation for the Improvement of Education and the Education Minnesota Foundation, in connection with charitable golf tournaments and other charitable events in 2009 in the amount of approximately $8,105. You may wish to take into account these arrangements, including any fees paid, when considering and evaluating any communications relating to the Contract.


METHOD OF DEDUCTING
THE EXCESS CHARGE

The minimum mortality and expense risk charge of 0.75%, and the administration charge of 0.15%, on an annual basis, of each Subaccount's average daily net assets, are factored into the accumulation unit value or "price" of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional Riders (the "Excess Charge") on a monthly basis.

Each Subaccount declares a monthly dividend and the Company deducts the Excess Charge from this monthly dividend upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly dividend is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount's monthly dividend. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date.

The Company will declare a dividend for each Subaccount on one Valuation Date of each calendar month ("Record Date"). The Company will pay the dividend on a subsequent Valuation Date ("Reinvestment Date") within five Valuation Dates of the Record Date. Such dividend will be declared as a dollar amount per Accumulation Unit.

For each Subaccount, any Owner as of the Record Date will receive on the Reinvestment Date a net dividend equal to:

1.   the amount of dividend per Accumulation Unit; times

2. the number of Accumulation Units allocated to the Subaccount as of the Record Date; less

3. the amount of the Excess Charge for that Subaccount; provided that the Company will not deduct any Excess Charge from the first dividend following the Contract Date.

The net dividend will be reinvested on the Reinvestment Date at the Accumulation Unit Value determined as of the close of that date in Accumulation Units of the Subaccount.

An example of this process is as follows. Assuming Contract Value of $50,000 allocated to the Security Equity Subaccount and one Rider with a charge of 0.10%, the Excess Charge would be computed as follows:

----------------------------------------------------------
Mortality and Expense Risk Charge..........         0.75%
Plus:  Optional Rider Charge...............     +   0.10%
Less:  Minimum Charge......................     -   0.75%
                                                    -----
Excess Charge on an Annual Basis...........         0.10%
----------------------------------------------------------

Further assuming 5,000 Accumulation Units with an Accumulation Unit Value of $10 per unit on December 30 and a gross dividend of $0.025 per unit declared on December 31 (Record Date), the net dividend amount would be as follows:

-----------------------------------------------------------
Accumulation Unit Value as of
   Valuation Date before Record Date...        $10.00
Accumulation Unit Value
   as of Reinvestment Date.............       $  9.975
                                               -------
Gross Dividend Per Unit................       $  0.025
Less:  Excess Charge Per Unit..........    -  $  0.00085
                                               ---------
Net Dividend Per Unit..................       $  0.02415
Times:  Number of Accumulation Units...    X        5,000
                                              -----------
Net Dividend Amount....................          $ 120.75
-----------------------------------------------------------

--------------------------------------------------------------------------------

The net dividend amount would be reinvested on the Reinvestment Date in Accumulation Units of the Security Equity Subaccount, as follows: $0.02415 (net dividend per unit) divided by $9.975 (Accumulation Unit value as of the Reinvestment Date) times 5,000 Units equals 12.105 Accumulation Units. On the Reinvestment Date, 12.105 Accumulation Units are added to Contract Value for a total of 5,012.105 Accumulation Units after the dividend reinvestment. Contract Value on the Reinvestment Date is equal to 5,012.105 Accumulation Units times $9.975 (Accumulation Unit Value as of the Reinvestment Date) for a Contract Value of $49,995.75 after the dividend reinvestment.

After the Annuity Start Date, the Company will deduct a mortality and expense risk charge of 1.25% under Annuity Options 1 through 4, 7 and 8. This charge is factored into the annuity unit values on each Valuation Date. Monthly dividends are payable after the Annuity Start Date only with respect to Annuity Options 5 and 6.

LIMITS ON PURCHASE PAYMENTS
PAID UNDER TAX-QUALIFIED
RETIREMENT PLANS

SECTION 403(b) -- Contributions to 403(b) annuities are excludable from an employee's gross income if they do not exceed the limits under Sections 402(g), and 415 of the Code. The applicable limit will depend upon whether the annuities are purchased with employer or employee contributions. Rollover contributions are not subject to these annual limits.


Section 402(g) generally limits an employee's annual elective salary reduction contributions to a 403(b) annuity and any 401(k) arrangement to $16,500 for the 2010 tax year. The $16,500 limit may be adjusted for inflation in $500 increments for future tax years. If an individual is age 50 or over, catch up contributions equal to $5,500 can be made to a 403(b) annuity during the 2010 tax year. The $5,500 limit may also be adjusted for inflation in $500 increments for future tax years.


The contribution limits will be reduced by salary reduction contributions to other 403(b) or 401(k) arrangements. An employee under a 403(b) annuity with at least 15 years of service for a "qualified employer" (i.e., an educational organization, hospital, home health service agency, health and welfare service agency, church or convention or association of churches) generally may exceed the limit by up to $3,000 per year, subject to an aggregate limit on the excess of $15,000 for all years.


Section 415(c) also provides an overall limit on the amount of employer and employee elective salary reduction contributions to a Section 403(b) annuity that will be excludable from an employee's gross income in a given year. Generally the Section 415(c) limit for 2010 is the lesser of (i) $49,000, or
(ii) 100% of the employee's annual compensation.

ROTH 403(b) -- Elective contributions to a Roth 403(b) arrangement are not excludible from the taxable income of the employee. However, income earned on these contributions is free from federal income tax if distributed in a "qualifying distribution." Roth 403(b) contributions are subject to the same contribution limits that apply to traditional 403(b) elective contributions--$16,500 in 2010 with a $5,500 limit on catch up contributions on or after age 50, and a special additional limit of up to $3,000 (limits will be updated) for employees who have at least 15 years of service with a "qualified employer." Furthermore, contributions made to a Roth 403(b) and a traditional 403(b) are aggregated for the purpose of these limits. For example, if an individual who is only eligible for the $16,500 elective contribution limit makes $8,000 in contributions to a Roth annuity contract, the individual can only make $8,500 in contributions to a traditional 403(b) contract in the same year.


SECTIONS 408 AND 408A -- Premiums (other than rollover contributions) paid under a Contract used in connection with a traditional or Roth individual retirement annuity (IRA) that is described in Section 408 or Section 408A of the Internal Revenue Code are subject to the limits on contributions to IRAs under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of 100% of the individual's taxable compensation or $5,000.

If an individual is age 50 or over, the individual may make an additional catch up contribution to a traditional IRA of $1,000 for each tax year.

Spousal IRAs allow an owner and his or her spouse to contribute up to the applicable dollar amount to their respective IRAs so long as a joint tax return is filed and joint income is $6,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of the applicable dollar amount as shown in the table above or 100% of that spouse's compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) the applicable dollar amount as shown in the table above or (ii) 100% of that spouse's compensation plus the amount by which the higher compensated spouse's compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to a traditional IRA depends on the gross income of the Owner and his or her spouse for the year and whether either is an "active participant" in an employer-sponsored retirement plan.

--------------------------------------------------------------------------------

Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 25% of the compensation of the participant in the Plan, or (b) $49,000. Salary reduction contributions, if any, are subject to additional annual limits.

PERFORMANCE INFORMATION

Performance information for the Subaccounts of the Separate Account, including the yield and effective yield of the Dreyfus General Money Market Subaccount and the average annual total return and total return of all Subaccounts, may appear in advertisements, reports, and promotional literature provided to current or prospective Owners.

Quotations of yield for the Dreyfus General Money Market Subaccount will be based on the change in the value, exclusive of capital changes and income other than investment income, of a hypothetical investment in a Contract over a particular seven day period, less a hypothetical charge reflecting deductions from the Contract during the period (the "base period") and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest one hundredth of one percent. Any quotations of effective yield for the Dreyfus General Money Market Subaccount assume that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:

              Effective Yield = [(Base Period Return + 1)365/7] - 1

Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula:
P(1 + T) n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).

Average annual total return figures (referred to as "Standardized Total Return") are calculated from the Separate Account inception date, and reflect the deduction of the maximum mortality and expense risk and optional Rider charges of 2.45%, the administration charge of 0.15%, the account administration charge of $30, and the contingent deferred sales charge.

Other total return figures (referred to as "Non-Standardized Total Return") may be quoted that do not assume a surrender and do not reflect deduction of the contingent deferred sales charge and account administration charge of $30; provided that such figures do not reflect the addition of any Credit Enhancement. The contingent deferred sales charge and account administration charge if reflected would lower the Non-Standardized Total Return. Total return figures that do not reflect deduction of all charges will be accompanied by Standardized Total Return figures that reflect such charges and which date from the Separate Account inception date.

Total return figures may also be shown for periods beginning prior to the availability of the Contract. Such total return figures are based upon the performance of the Underlying Funds, adjusted to reflect the maximum charges imposed under the Contract. Any quotation of performance that pre-dates the date of inception of the Separate Account (or a Subaccount thereof as applicable) will be accompanied by Standardized Total Return figures that reflect the deduction of the applicable contingent deferred sales charge and other fees and charges since the date of inception of the Separate Account or Subaccount.

Total return figures also may be quoted that assume the Owner has purchased an Extra Credit Rider and, as such, will reflect any applicable Credit Enhancements; however, such total return figures will also reflect the deduction of all applicable charges, including any contingent deferred sales charge and any account administration charge.

Quotations of total return for any Subaccount will be based on a hypothetical investment in a Subaccount over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges to the Contract and the Separate Account (on an annual basis) except the applicable contingent deferred sales charge.

Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

--------------------------------------------------------------------------------

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2009 and 2008, and for each of the three years in the period ended December 31, 2009, and the financial statements of SBL Variable Annuity Account XIV - Valuebuilder Variable Annuity at December 31, 2009, and for each of the specified periods ended December 31, 2009 and 2008, or for such portions of such periods, appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, 1200 Main Street Suite 2500, Kansas City, Missouri, 64105, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

FINANCIAL STATEMENTS

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2009 and 2008, and for each of the three years in the period ended December 31, 2009, and the financial statements of Variable Annuity Account XIV - Valuebuilder Variable Annuity at December 31, 2009, and for each of the specified periods ended December 31, 2009 and 2008, or for such portions of such periods, are set forth herein following this section.


The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------

                    SECURITY BENEFIT ADVISOR VARIABLE ANNUITY

                        SBL VARIABLE ANNUITY ACCOUNT XIV

                       STATEMENT OF ADDITIONAL INFORMATION


                               DATE: MAY 1, 2010



                  INDIVIDUAL FLEXIBLE PURCHASE PAYMENT DEFERRED
                            VARIABLE ANNUITY CONTRACT


                                    ISSUED BY
                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                           ONE SECURITY BENEFIT PLACE
                            TOPEKA, KANSAS 66636-0001

                                MAILING ADDRESS:
                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                                 P.O. BOX 750497
                            TOPEKA, KANSAS 66675-0497



This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Prospectus for the Security Benefit Advisor Variable Annuity dated May 1, 2010, as it may be supplemented from time to time. A copy of the Prospectus may be obtained from the Company by calling 1-800-888-2461 or by writing P.O. Box 750497, Topeka, Kansas 66675-0497.


--------------------------------------------------------------------------------

6919A                                                    32-69197-01  2010/05/01

                                TABLE OF CONTENTS

                                                                            Page

GENERAL INFORMATION AND HISTORY.............................................  3
   Safekeeping of Assets....................................................  3

METHOD OF DEDUCTING THE EXCESS CHARGE.......................................  3

LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS.......  4
   Section 403(b)...........................................................  4
   Roth 403(b) .............................................................  4
   Sections 408 and 408A....................................................  4

PERFORMANCE INFORMATION.....................................................  5

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...............................  5

FINANCIAL STATEMENTS........................................................  6

--------------------------------------------------------------------------------

GENERAL INFORMATION AND HISTORY

For a description of the Flexible Purchase Payment Deferred Variable Annuity Contract (the "Contract"), Security Benefit Life Insurance Company ("the Company"), and the SBL Variable Annuity Account XIV (the "Separate Account"), see the Prospectus. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled "Definitions" in the Prospectus.

SAFEKEEPING OF ASSETS -- The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Underlying Funds in non-certificated form, are held separate and apart from the assets of the Company's General Account and its other separate accounts.

METHOD OF DEDUCTING
THE EXCESS CHARGE

The minimum mortality and expense risk charge of 0.75%, and the administration charge of 0.15%, on an annual basis, of each Subaccount's average daily net assets, are factored into the accumulation unit value or "price" of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional Riders, other than the Bonus Match Rider, (the "Excess Charge") on a monthly basis.

Each Subaccount declares a monthly dividend and the Company deducts the Excess Charge from this monthly dividend upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly dividend is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount's monthly dividend. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date.

The Company will declare a dividend for each Subaccount on one Valuation Date of each calendar month ("Record Date"). The Company will pay the dividend on a subsequent Valuation Date ("Reinvestment Date") within five Valuation Dates of the Record Date. Such dividend will be declared as a dollar amount per Accumulation Unit.

For each Subaccount, any Owner as of the Record Date will receive on the Reinvestment Date a net dividend equal to:

1.   the amount of dividend per Accumulation Unit; times

2. the number of Accumulation Units allocated to the Subaccount as of the Record Date; less

3. the amount of the Excess Charge for that Subaccount; provided that the Company will not deduct any Excess Charge from the first dividend following the Contract Date.

The net dividend will be reinvested on the Reinvestment Date at the Accumulation Unit Value determined as of the close of that date in Accumulation Units of the Subaccount.

An example of this process is as follows. Assuming Contract Value of $50,000 allocated to the Security Equity Subaccount and one Rider with a charge of 0.10%, the Excess Charge would be computed as follows:

-----------------------------------------------------------
Mortality and Expense Risk Charge..........         0.75%
Plus:  Optional Rider Charge...............     +   0.10%
Less:  Minimum Charge......................     -   0.75%
                                                    -----
Excess Charge on an Annual Basis...........         0.10%
-----------------------------------------------------------

Further assuming 5,000 Accumulation Units with an Accumulation Unit Value of $10 per unit on December 30 and a gross dividend of $0.025 per unit declared on December 31 (Record Date), the net dividend amount would be as follows:

-----------------------------------------------------------
Accumulation Unit Value as of
   Valuation Date before Record Date...        $10.00
Accumulation Unit Value
   as of Reinvestment Date.............       $  9.975
                                               -------
Gross Dividend Per Unit................       $  0.025
Less:  Excess Charge Per Unit..........    -  $  0.00085
                                               ---------
Net Dividend Per Unit..................       $  0.02415
Times:  Number of Accumulation Units...    x        5,000
                                              -----------
Net Dividend Amount....................          $ 120.75
-----------------------------------------------------------

The net dividend amount would be reinvested on the Reinvestment Date in Accumulation Units of the Security Equity Subaccount, as follows: $0.02415 (net dividend per unit) divided by $9.975 (Accumulation Unit value as of the Reinvestment Date) times 5,000 Units equals 12.105 Accumulation Units. On the Reinvestment Date, 12.105 Accumulation Units are added to Contract Value for a total of 5,012.105 Accumulation Units after the dividend reinvestment. Contract Value on the Reinvestment Date is equal to 5,012.105 Accumulation Units times $9.975 (Accumulation Unit Value as of the Reinvestment Date) for a Contract Value of $49,995.75 after the dividend reinvestment.

--------------------------------------------------------------------------------

After the Annuity Start Date, the Company will deduct a mortality and expense risk charge of 1.25% under Annuity Options 1 through 4, 7 and 8. This charge is factored into the annuity unit values on each Valuation Date. Monthly dividends are payable after the Annuity Start Date only with respect to Annuity Options 5 and 6.

LIMITS ON PURCHASE PAYMENTS
PAID UNDER TAX-QUALIFIED
RETIREMENT PLANS

SECTION 403(b) -- Contributions to 403(b) annuities are excludable from an employee's gross income if they do not exceed the limits under Sections 402(g), and 415 of the Code. The applicable limit will depend upon whether the annuities are purchased with employer or employee contributions. Rollover contributions are not subject to these annual limits.


Section 402(g) generally limits an employee's annual elective salary reduction contributions to a 403(b) annuity and any 401(k) arrangement to $16,500 for the 2010 tax year. The $16,500 limit may be adjusted for inflation in $500 increments for future tax years. If an individual is age 50 or over, catch up contributions equal to $5,500 can be made to a 403(b) annuity during the 2010 tax year. The $5,500 limit may be adjusted for inflation in $500 increments for future tax years.


The contribution limits will be reduced by salary reduction contributions to other 403(b) or 401(k) arrangements. An employee under a 403(b) annuity with at least 15 years of service for a "qualified employer" (i.e., an educational organization, hospital, home health service agency, health and welfare service agency, church or convention or association of churches) generally may exceed the limit by up to $3,000 per year, subject to an aggregate limit on the excess of $15,000 for all years.


Section 415(c) also provides an overall limit on the amount of employer and employee elective salary reduction contributions to a Section 403(b) annuity that will be excludable from an employee's gross income in a given year. Generally the Section 415(c) limit for 2010 is the lesser of (i) $49,000, or
(ii) 100% of the employee's annual compensation.

ROTH 403(b) - Elective contributions to a Roth 403(b) arrangement are not excludible from the taxable income of the employee. However, income earned on these contributions is free from federal income tax if distributed in a "qualifying distribution." Roth 403(b) contributions are subject to the same contribution limits that apply to traditional 403(b) elective contributions--$16,500 in 2010 with a $5,500 limit on catch up contributions on or after age 50, and a special additional limit of up to $3,000 (limits will be updated) for employees who have at least 15 years of service with a "qualified employer." Furthermore, contributions made to a Roth 403(b) and a traditional 403(b) are aggregated for the purpose of these limits. For example, if an individual who is only eligible for the $16,500 elective contribution limit makes $8,000 in contributions to a Roth annuity contract, the individual can only make $8,500 in contributions to a traditional 403(b) contract in the same year.


SECTIONS 408 AND 408A -- Premiums (other than rollover contributions) paid under a Contract used in connection with a traditional or Roth individual retirement annuity (IRA) that is described in Section 408 or Section 408A of the Internal Revenue Code are subject to the limits on contributions to IRAs under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of 100% of the individual's taxable compensation or $5,000.

If an individual is age 50 or over, the individual may make an additional catch up contribution to a traditional IRA of $1,000 for each tax year.

Spousal IRAs allow an owner and his or her spouse to contribute up to the applicable dollar amount to their respective IRAs so long as a joint tax return is filed and joint income is $6,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of the applicable dollar amount as shown in the table above or 100% of that spouse's compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) the applicable dollar amount as shown in the table above or (ii) 100% of that spouse's compensation plus the amount by which the higher compensated spouse's compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to a traditional IRA depends on the gross income of the Owner and his or her spouse for the year and whether either is an "active participant" in an employer-sponsored retirement plan.

Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 25% of the compensation of the participant in the Plan, or (b) $49,000. Salary reduction contributions, if any, are subject to additional annual limits.

--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

Performance information for the Subaccounts of the Separate Account, including the yield and effective yield of the Dreyfus General Money Market Subaccount, and the average annual total return and total return of all Subaccounts, may appear in advertisements, reports, and promotional literature provided to current or prospective Owners.

Quotations of yield for the Dreyfus General Money Market Subaccount will be based on the change in the value, exclusive of capital changes and income other than investment income, of a hypothetical investment in a Contract over a particular seven day period, less a hypothetical charge reflecting deductions from the Contract during the period (the "base period") and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest one hundredth of one percent. Any quotations of effective yield for the Dreyfus General Money Market Subaccount assume that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:

              Effective Yield = [(Base Period Return + 1)365/7] - 1

Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula:
P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).

Average annual total return figures (referred to as "Standardized Total Return") are calculated from the Separate Account inception date, and reflect the deduction of the maximum mortality and expense risk and optional Rider charges of 2.45%, the administration charge of 0.15%, the account administration charge of $30, and the contingent deferred sales charge.

Other total return figures (referred to as "Non-Standardized Total Return") may be quoted that do not assume a surrender and do not reflect deduction of the contingent deferred sales charge and account administration charge of $30; provided that such figures do not reflect the addition of any Credit Enhancement. The contingent deferred sales charge and account administration charge if reflected would lower the Non-Standardized Total Return. Total return figures that do not reflect deduction of all charges will be accompanied by Standardized Total Return figures that reflect such charges and which date from the Separate Account inception date.

Total return figures may also be shown for periods beginning prior to the availability of the Contract. Such total return figures are based upon the performance of the Underlying Funds, adjusted to reflect the maximum charges imposed under the Contract. Any quotation of performance that pre-dates the date of inception of the Separate Account (or a Subaccount thereof as applicable) will be accompanied by Standardized Total Return figures that reflect the deduction of the applicable contingent deferred sales charge and other fees and charges since the date of inception of the Separate Account or Subaccount.

Total return figures also may be quoted that assume the Owner has purchased an Extra Credit Rider or a Bonus Match Rider and, as such, will reflect any applicable Credit Enhancements or Bonus Amounts, respectively; however, such total return figures will also reflect the deduction of all applicable charges, including any contingent deferred sales charge and any account administration charge.

Quotations of total return for any Subaccount will be based on a hypothetical investment in a Subaccount over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges to the contract and the Separate Account (on an annual basis) except the applicable contingent deferred sales charge.

Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2009 and 2008, and for each of the three years in the period ended December 31, 2009, and the financial statements of Variable Annuity Account XIV - Security Benefit Advisor Variable Annuity at December 31, 2009 and for each of the specified periods ended December 31, 2009 and 2008, or for such portions of such periods, appearing in this

--------------------------------------------------------------------------------

Statement of Additional Information have been audited by Ernst
& Young LLP, 1200 Main Street, Suite 2500, Kansas City, Missouri, 64105, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

FINANCIAL STATEMENTS

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2009 and 2008, and for each of the three years in the period ended December 31, 2009, and the financial statements of Variable Annuity Account XIV - Security Benefit Advisor Variable Annuity at December 31, 2009 and for each of the specified periods ended December 31, 2009 and 2008, or for such portions of such periods, are set forth herein, following this section.


The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contract. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------

                        SECUREDESIGNS(R) VARIABLE ANNUITY

                        SBL VARIABLE ANNUITY ACCOUNT XIV

                       STATEMENT OF ADDITIONAL INFORMATION


                                DATE: MAY 1, 2010



                  INDIVIDUAL FLEXIBLE PURCHASE PAYMENT DEFERRED
                            VARIABLE ANNUITY CONTRACT


                                    ISSUED BY
                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                           ONE SECURITY BENEFIT PLACE
                            TOPEKA, KANSAS 66636-0001
                                 1-800-888-2461

                                MAILING ADDRESS:
                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                                 P.O. BOX 750497
                            TOPEKA, KANSAS 66675-0497
                                 1-800-888-2461



This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Prospectus for the SecureDesigns Variable Annuity dated May 1, 2010, as it may be supplemented from time to time. A copy of the Prospectus may be obtained from the Company by calling 1-800-888-2461 or by writing P.O. Box 750497, Topeka, Kansas 66675-0497.


--------------------------------------------------------------------------------

V6917A                                                   32-69179-01  2010/05/01

                                TABLE OF CONTENTS

                                                                            Page

GENERAL INFORMATION AND HISTORY.............................................  3
   Safekeeping of Assets....................................................  3

METHOD OF DEDUCTING THE EXCESS CHARGE.......................................  3

LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS.......  4
   Section 403(b)...........................................................  4
   Roth 403(b) .............................................................  4
   Sections 408 and 408A....................................................  4

PERFORMANCE INFORMATION.....................................................  4

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...............................  5

FINANCIAL STATEMENTS........................................................  6

--------------------------------------------------------------------------------

GENERAL INFORMATION AND HISTORY

For a description of the Flexible Purchase Payment Deferred Variable Annuity Contract (the "Contract"), Security Benefit Life Insurance Company ("the Company"), and the SBL Variable Annuity Account XIV (the "Separate Account"), see the Prospectus. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled "Definitions" in the Prospectus.

SAFEKEEPING OF ASSETS -- The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Underlying Funds in non-certificated form, are held separate and apart from the assets of the Company's General Account and its other separate accounts.

METHOD OF DEDUCTING
THE EXCESS CHARGE

The minimum mortality and expense risk charge of 0.60%, and the administration charge of 0.15%, on an annual basis, of each Subaccount's average daily net assets, are factored into the accumulation unit value or "price" of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional Riders (the "Excess Charge") on a monthly basis.

Each Subaccount declares a monthly dividend and the Company deducts the Excess Charge from this monthly dividend upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly dividend is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount's monthly dividend. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date.

The Company will declare a dividend for each Subaccount on one Valuation Date of each calendar month ("Record Date"). The Company will pay the dividend on a subsequent Valuation Date ("Reinvestment Date") within five Valuation Dates of the Record Date. Such dividend will be declared as a dollar amount per Accumulation Unit.

For each Subaccount, any Owner as of the Record Date will receive on the Reinvestment Date a net dividend equal to:

1.   the amount of dividend per Accumulation Unit; times

2. the number of Accumulation Units allocated to the Subaccount as of the Record Date; less

3. the amount of the Excess Charge for that Subaccount; provided that the Company will not deduct any Excess Charge from the first dividend following the Contract Date.

The net dividend will be reinvested on the Reinvestment Date at the Accumulation Unit Value determined as of the close of that date in Accumulation Units of the Subaccount.


An example of this process is as follows. Assuming Contract Value of $50,000 allocated to the Rydex | SGI VT Large Cap Core Subaccount and no Riders, the Excess Charge would be computed as follows:


----------------------------------------------------------
Mortality and Expense Risk Charge..........         0.70%
Plus:  Optional Rider Charge...............     +   N/A
Less:  Minimum Charge......................     -   0.60%
                                                    -----
Excess Charge on an Annual Basis...........         0.10%
----------------------------------------------------------

Further assuming 5,000 Accumulation Units with an Accumulation Unit Value of $10 per unit on December 30 and a gross dividend of $0.025 per unit declared on December 31 (Record Date), the net dividend amount would be as follows:

-----------------------------------------------------------
Accumulation Unit Value as of
   Valuation Date before Record Date...        $10.00
Accumulation Unit Value
   as of Reinvestment Date.............       $  9.975
                                               -------
Gross Dividend Per Unit................       $  0.025
Less:  Excess Charge Per Unit..........    -  $  0.00085
                                               ---------
Net Dividend Per Unit..................       $  0.02415
Times:  Number of Accumulation Units...    x        5,000
                                              -----------
Net Dividend Amount....................       $    120.75
-----------------------------------------------------------


The net dividend amount would be reinvested on the Reinvestment Date in Accumulation Units of the Rydex | SGI VT Large Cap Core Subaccount, as follows:
$0.02415 (net dividend per unit) divided by $9.975 (Accumulation Unit value as of the Reinvestment Date) times 5,000 Units equals 12.105 Accumulation Units. On the Reinvestment Date, 12.105 Accumulation Units are added to Contract Value for a total of 5,012.105 Accumulation Units after the dividend reinvestment. Contract Value on the Reinvestment Date is equal to 5,012.105 Accumulation Units times $9.975 (Accumulation Unit Value as of the Reinvestment Date) for a Contract Value of $49,995.75 after the dividend reinvestment.


After the Annuity Start Date, the Company will deduct a mortality and expense risk charge of 1.25% under Annuity Options 1 through 4, 7 and 8. This charge is factored into the annuity unit values on each Valuation Date. Monthly

--------------------------------------------------------------------------------
dividends are payable after the Annuity Start Date only with respect to Annuity Options 5 and 6.

LIMITS ON PURCHASE PAYMENTS
PAID UNDER TAX-QUALIFIED
RETIREMENT PLANS

SECTION 403(b) -- Contributions to 403(b) annuities are excludable from an employee's gross income if they do not exceed the limits under Sections 402(g) and 415 of the Code. The applicable limit will depend upon whether the annuities are purchased with employer or employee contributions. Rollover contributions are not subject to these annual limits.


Section 402(g) generally limits an employee's annual elective salary reduction contributions to a 403(b) annuity and any 401(k) arrangement to $16,500 for tax year 2010. The $16,500 limit may be adjusted for inflation in $500 increments for future tax years. If an individual is age 50 or over, catch up contributions equal to $5,500 can be made to a 403(b) annuity during the 2010 tax year. The $5,500 limit may be adjusted for inflation in $500 increments for future tax years.


The contribution limits will be reduced by salary reduction contributions to other 403(b) or 401(k) arrangements. An employee under a 403(b) annuity with at least 15 years of service for a "qualified employer" (i.e., an educational organization, hospital, home health service agency, health and welfare service agency, church or convention or association of churches) generally may exceed the limit by up to $3,000 per year, subject to an aggregate limit on the excess of $15,000 for all years.


Section 415(c) also provides an overall limit on the amount of employer and employee elective salary reduction contributions to a Section 403(b) annuity that will be excludable from an employee's gross income in a given year. Generally the Section 415(c) limit for 2010 is the lesser of (i) $49,000, or
(ii) 100% of the employee's annual compensation.

ROTH 403(b) -- Elective contributions to a Roth 403(b) arrangement are not excludible from the taxable income of the employee. However, income earned on these contributions is free from federal income tax if distributed in a "qualifying distribution." Roth 403(b) contributions are subject to the same contribution limits that apply to traditional 403(b) elective contributions--$16,500 in 2010 with a $5,500 limit on catch up contributions on or after age 50, and a special additional limit of up to $3,000 (limits will be updated) for employees who have at least 15 years of service with a "qualified employer." Furthermore, contributions made to a Roth 403(b) and a traditional 403(b) are aggregated for the purpose of these limits. For example, if an individual who is only eligible for the $16,500 elective contribution limit makes $8,000 in contributions to a Roth annuity contract, the individual can only make $8,500 in contributions to a traditional 403(b) contract in the same year.


SECTIONS 408 AND 408A -- Premiums (other than rollover contributions) paid under a Contract used in connection with a traditional or Roth individual retirement annuity (IRA) that is described in Section 408 or Section 408A of the Internal Revenue Code are subject to the limits on contributions to IRAs under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of 100% of the individual's taxable compensation or $5,000.

If an individual is age 50 or over, the individual may make an additional catch up contribution to a traditional IRA of $1,000 for each tax year.

Spousal IRAs allow an owner and his or her spouse to contribute up to the applicable dollar amount to their respective IRAs so long as a joint tax return is filed and joint income is $6,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of the applicable amount as shown in the table above or 100% of that spouse's compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) the applicable dollar amount as shown in the table above or (ii) 100% of that spouse's compensation plus the amount by which the higher compensated spouse's compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to a traditional IRA depends on the gross income of the Owner and his or her spouse for the year and whether either is an "active participant" in an employer-sponsored retirement plan.

Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 25% of the compensation of the participant in the Plan, or (b) $49,000. Salary reduction contributions, if any, are subject to additional annual limits.

PERFORMANCE INFORMATION

Performance information for the Subaccounts of the Separate Account, including the yield and effective yield of the Rydex | SGI VT Money Market Subaccount, and the average annual total return and total return of all Subaccounts, may appear in advertisements, reports, and

--------------------------------------------------------------------------------
promotional literature provided to current or prospective Owners.

Quotations of yield for the Rydex | SGI VT Money Market Subaccount will be based on the change in the value, exclusive of capital changes and income other than investment income, of a hypothetical investment in a Contract over a particular seven day period, less a hypothetical charge reflecting deductions from the Contract during the period (the "base period") and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest one hundredth of one percent. Any quotations of effective yield for the Rydex | SGI VT Money Market Subaccount assume that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:


              Effective Yield = [(Base Period Return + 1)365/7] - 1

Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula:
P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).

Average annual total return figures (referred to as "Standardized Total Return") are calculated from the Separate Account inception date of January 12, 2001, and reflect the deduction of the following charges: (1) maximum mortality and expense risk and optional Rider charges of 2.85%; (2) the administration charge of 0.15%; (3) the account administration charge of $30; and (4) the contingent deferred sales charge.

Other total return figures (referred to as "Non-Standardized Total Return") may be quoted that do not assume a surrender and that do not reflect deduction of the contingent deferred sales charge and account administration charge of $30; provided that such figures do not reflect the addition of any Credit Enhancement. The contingent deferred sales charge and account administration charge if reflected would lower the Non-Standardized Total Return. Total return figures that do not reflect deduction of all charges will be accompanied by Standardized Total Return figures that reflect such charges. and which date from the Separate Account inception date.

Total return figures may also be shown for periods beginning prior to the availability of the Contract. Such total return figures are based upon the performance of the Underlying Funds, adjusted to reflect the maximum charges imposed under the Contract. Any quotation of performance that pre-dates the date of inception of the Separate Account (or a Subaccount thereof as applicable) will be accompanied by Standardized Total Return figures that reflect the deduction of the applicable contingent deferred sales charge and other fees and charges since the date of inception of the Separate Account or Subaccount.

Total return figures also may be quoted that assume the Owner has purchased an Extra Credit Rider and, as such, will reflect any applicable Credit Enhancements; however, such total return figures will also reflect the deduction of all applicable charges, including any contingent deferred sales charge and any account administration charge.

Quotations of total return for any Subaccount will be based on a hypothetical investment in a Subaccount over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges to the contract and the Separate Account (on an annual basis) except the applicable contingent deferred sales charge.

Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which an Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2009 and 2008, and for each of the three years in the period ended December 31, 2009, and the financial statements of Variable Annuity Account XIV - SecureDesigns Variable Annuity at December 31, 2009, and for each of the specified periods ended December 31, 2009 and 2008, or for portions of such periods as disclosed in the financial statements appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, 1200 Main St. Suite 2500, Kansas City, MO, 64105, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports

--------------------------------------------------------------------------------
given on the authority of such firm as experts in accounting and auditing.

FINANCIAL STATEMENTS

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2009 and 2008, and for each of the three years in the period ended December 31, 2009 and the financial statements of Variable Annuity Account XIV - SecureDesigns Variable Annuity at December 31, 2009, and for each of the specified periods ended December 31, 2009 and 2008, or for portions of such periods as disclosed in the financial statements, are set forth herein, following this section.


The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

--------------------------------------------------------------------------------
                                       6

                        CONSOLIDATED FINANCIAL STATEMENTS

                        Security Benefit Life Insurance Company and Subsidiaries (An Indirect Wholly Owned Subsidiary of Security Benefit Mutual Holding Company)
                        Years Ended December 31, 2009, 2008, and 2007
                        With Report of Independent Registered
                        Public Accounting Firm

                    Security Benefit Life Insurance Company
                                and Subsidiaries

                       Consolidated Financial Statements

                 Years Ended December 31, 2009, 2008, and 2007

                                     CONTENTS

Report of Independent Registered Public Accounting Firm                       1

Audited Consolidated Financial Statements

Consolidated Balance Sheets                                                   2
Consolidated Statements of Operations                                         4
Consolidated Statements of Changes in Stockholder's Equity                    5
Consolidated Statements of Cash Flows                                         6
Notes to Consolidated Financial Statements                                    8

[LOGO]: ERNST & YOUNG                                 ERNST & YOUNG LLP
                                                      One Kansas City Place
                                                      Suite 2500
                                                      1200 Main Street
                                                      Kansas City, MO 64105-2143

                                                      Tel: + 1 816 474 5200
                                                      Fax: + 1 816 480 5555

                                                      www.ey.com


            Report of Independent Registered Public Accounting Firm

The Board of Directors
Security Benefit Life Insurance Company

We have audited the accompanying consolidated balance sheets of Security Benefit Life Insurance Company and subsidiaries (collectively, the Company), an indirect wholly owned subsidiary of Security Benefit Mutual Holding Company, as of December 31, 2009 and 2008, and the related consolidated statements of operations, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2009. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Security Benefit Life Insurance Company and subsidiaries at December 31, 2009 and 2008, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2007 and 2008 in response to new accounting standards, the Company changed its methods of accounting for certain financial statement items.

                                                           /s/ Ernst & Young LLP

April 26, 2010

                    Security Benefit Life Insurance Company
                                and Subsidiaries

                          Consolidated Balance Sheets

                                                       DECEMBER 31
                                                  2009              2008
                                            ------------------------------------
                                                     (In Thousands)
ASSETS
Investments:
   Securities available for sale:
     Bonds                                  $       2,899,997  $       2,901,807
     Equities                                         104,911             82,252
   Notes receivable from affiliate                    740,239            740,239
   Bonds held to maturity                              30,465             26,108
   Officer mortgage loans                              10,746             12,642
   Policy loans                                       113,128            121,838
   Cash and cash equivalents                          332,945            211,333
   Short-term investments                              69,959                  -
   Other invested assets                               67,333             42,690
                                            ------------------------------------
Total investments                                   4,369,723          4,138,909

Accrued investment income                              31,429             32,696
Collateral held for securities lending                 49,735             50,586
Accounts receivable                                     6,921             28,549
Income taxes receivable                                     -                773
Deferred income taxes                                  18,999             16,079
Reinsurance recoverable                               515,112            519,746
Property and equipment, net                            49,661             53,594
Deferred policy acquisition costs                     270,345            377,361
Deferred sales inducement costs                        83,748             97,778
Other assets                                           50,143             49,915
Separate account assets                             4,980,210          4,507,767
                                            ------------------------------------
Total assets                                $      10,426,026  $       9,873,753
                                            ====================================

                                                           DECEMBER 31
                                                     2009              2008
                                                  ------------------------------
                                                          (In Thousands,
                                                      Except Share Amounts)
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
   Policy reserves and annuity account values     $    4,893,157  $   4,921,541
   Policy and contract claims                              3,743          4,058
   Other policyholder funds                               17,512         17,781
   Accounts payable and accrued expenses                  45,204         63,926
   Income taxes payable                                    4,471              -
   Long-term debt                                        150,000        150,000
   Mortgage debt                                          38,639         40,549
   Securities lending obligation                          49,735         50,586
   Other liabilities                                      17,703         19,524
   Separate account liabilities                        4,980,210      4,507,767
                                                  ------------------------------
Total liabilities                                     10,200,374      9,775,732

Stockholder's equity:
   Common stock, $10 par value, 1,000,000 shares
     authorized, 700,000 issued and outstanding            7,000          7,000
   Additional paid-in capital                             87,627         87,627
   Accumulated other comprehensive loss                 (118,462)      (189,591)
   Retained earnings                                     249,487        192,985
                                                  ------------------------------
Total stockholder's equity                               225,652         98,021
                                                  ------------------------------
Total liabilities and stockholder's equity        $   10,426,026  $   9,873,753
                                                  ==============================
See accompanying notes.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

                     Consolidated Statements of Operations

                                                                        YEAR ENDED DECEMBER 31
                                                                 2009            2008             2007
                                                          -----------------------------------------------
                                                                           (In Thousands)
Revenues:
   Insurance premiums and other considerations            $        1,057  $        3,887  $         8,047
   Asset-based fees                                               78,886         211,546          168,107
   Other product charges                                          25,740          54,278           42,997
   Net investment income                                         176,319         259,436          282,335
   Net realized/unrealized gains (losses), excluding
     impairment losses on available-for-sale securities           (1,994)        (15,618)           5,995
   Total other-than-temporary impairment losses on
     available-for-sale securities                               (68,507)       (395,851)         (20,345)
   Portion of impairment losses on available-for-sale
     bonds recognized in other comprehensive income               21,157               -                -
   Transfer fee income                                                 -          24,551            4,040
   Third-party administrative income                              10,549          13,593           11,217
   Other revenues                                                 27,686          52,243           37,459
                                                          ------------------------------------------------
Total revenues                                                   270,893         208,065          539,852

Benefits and expenses:
     Annuity benefits:
       Interest credited to account balances                     129,486         168,408          204,983
       Benefits in excess of account balances                      7,529           9,207           31,607
   Traditional life insurance benefits                              (808)         (1,088)             313
   Other benefits                                                  2,867          86,724            2,694
                                                          ------------------------------------------------
   Total benefits                                                139,074         263,251          239,597

   Commissions and other operating expenses                      104,088         261,826          164,904
   Amortization of deferred policy acquisition
     costs                                                        29,534          99,805           76,313
   Interest expense                                               17,367          16,818           15,670
   Other expenses                                                    187           3,792            9,809
                                                          ------------------------------------------------
Total benefits and expenses                                      290,250         645,492          506,293
                                                          ------------------------------------------------

(Loss) income before income tax expense (benefit)                (19,357)       (437,427)          33,559
Income tax expense (benefit)                                       5,056         (14,040)          (5,736)
                                                          ------------------------------------------------
Net (loss) income                                         $      (24,413) $     (423,387) $        39,295
                                                          ================================================

See accompanying notes.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

           Consolidated Statements of Changes in Stockholder's Equity

                 Years Ended December 31, 2009, 2008, and 2007

                                                                      ACCUMULATED
                                                      ADDITIONAL         OTHER
                                          COMMON       PAID-IN       COMPREHENSIVE        RETAINED
                                          STOCK        CAPITAL       INCOME (LOSS)        EARNINGS        TOTAL
                                        ---------------------------------------------------------------------------
                                                                    (In Thousands)

Balance at January 1, 2007              $    7,000   $    65,936   $         (21,931)  $      648,318   $   699,323
   Capital contribution from parent              -         1,000                   -                -         1,000
   Change in accounting for income taxes         -             -                   -           (1,327)       (1,327)
   Comprehensive loss:
     Net income                                  -             -                   -           39,295        39,295
     Other comprehensive loss, net               -             -            (176,390)               -     ( 176,390)
                                                                                                        ------------
   Comprehensive loss                                                                                      (137,095)
   Dividends paid                                -             -                   -          (46,700)     (46,700)
                                        ----------------------------------------------------------------------------
Balance at December 31, 2007                 7,000        66,936            (198,321)         639,586       515,201
   Capital contribution from parent              -        22,691                   -                -        22,691
   Return of capital to SBC                      -        (2,000)                  -                -        (2,000)
   Comprehensive loss:
     Net loss                                    -             -                   -         (423,387)     (423,387)
     Other comprehensive income
       (loss), net                               -             -               8,730             (414)        8,316
                                                                                                        ------------
   Comprehensive loss                                                                                      (415,071)
   Dividends paid                                -             -                   -          (22,800)      (22,800)
                                        ---------------------------------------------------------------------------
Balance at December 31, 2008                 7,000        87,627            (189,591)         192,985        98,021
   Cumulative effect of change in
     accounting for investment                   -             -             (53,348)          82,075        28,727
       impairments
   Comprehensive income:
     Net loss                                    -             -                   -          (24,413)      (24,413)
     Other comprehensive income, net             -             -             124,477                -       124,477
                                                                                                        ------------
   Comprehensive income                                                                                     100,064
   Dividends paid                                -             -                   -           (1,160)       (1,160)
                                        ----------------------------------------------------------------------------
Balance at December 31, 2009            $    7,000   $    87,627   $        (118,462)  $      249,487   $   225,652
                                       =============================================================================

                    Security Benefit Life Insurance Company
                                and Subsidiaries

                     Consolidated Statements of Cash Flows

                                                                              YEAR ENDED DECEMBER 31
                                                                         2009           2008           2007
                                                             ---------------------------------------------------
                                                                                  (In Thousands)
OPERATING ACTIVITIES
Net (loss) income                                            $           (24,413)  $    (423,387)  $     39,295
Adjustments to reconcile net (loss) income to net cash and
  cash equivalents provided by operating activities:
   Net realized/unrealized capital losses                                 49,344         411,469         14,350
   Depreciation and amortization                                           4,289          13,717          4,762
   Amortization of investment premiums and discounts                       8,962           1,879         (1,997)
   Annuity and interest-sensitive life products -
     interest credited to account balances                               129,486         168,408        204,983
   Policy acquisition costs deferred                                     (19,750)        (45,710)       (82,216)
   Amortization of deferred policy acquisition costs                      29,534          99,805         76,313
   Sales inducement costs charged back (deferred)                             33          (5,070)       (32,978)
   Amortization of sales inducement costs                                 13,997          26,179         17,185
   Net sales of mutual funds, trading                                          -          16,230              -
   Other changes in operating assets and liabilities                     128,541          80,734        (64,505)
                                                             ---------------------------------------------------
Net cash and cash equivalents provided by operating
  activities                                                            320,023          344,254        175,192

INVESTING ACTIVITIES
Sales, maturities, or repayments of investments:
   Bonds available for sale                                            1,437,078         572,416        958,728
   Equity securities available for sale                                   14,838          16,236         82,054
   Bonds held to maturity                                                 22,174           4,331          3,585
   Officer mortgage loans                                                  1,896               -              -
   Other invested assets                                                   1,158          65,669         45,138
                                                             ---------------------------------------------------
                                                                       1,477,144         658,652      1,089,505
Acquisitions of investments:
   Bonds available for sale                                           (1,248,367)        (80,945)      (330,821)
   Equity securities available for sale                                  (31,843)        (14,841)       (17,612)
   Bonds held to maturity                                                (26,195)              -              -
   Note receivable                                                             -        (250,000)             -
   Other invested assets                                                 (27,795)        (56,674)       (11,907)
                                                             ---------------------------------------------------
                                                                      (1,334,200)       (402,460)      (360,340)

                    Security Benefit Life Insurance Company
                                and Subsidiaries

               Consolidated Statements of Cash Flows (continued)

                                                                             YEAR ENDED DECEMBER 31
                                                                       2009           2008           2007
                                                                -------------------------------------------------
                                                                                  (In Thousands)
Net (purchases) sales of property and equipment                 $           (105)  $         288   $      (3,748)
Net purchases of goodwill and intangible assets                                -               -          (3,176)
Net (purchases) sales of short-term investments                          (69,971)        537,803        (520,480)
Net decrease in policy loans                                               8,710           2,956           1,200
Purchase of subsidiary, net of cash acquired                                   -        (428,640)              -
Sale of subsidiaries, net of cash transferred                                  -         (44,125)              -
                                                                -------------------------------------------------
Net cash and cash equivalents provided by
  investing activities                                                    81,578         324,474         202,961

FINANCING ACTIVITIES
Payments on mortgage debt                                                 (1,910)         (1,785)         (1,670)
Capital contribution from parent                                               -          10,000           1,000
Dividends paid                                                                 -         (22,800)        (46,700)
Distribution to minority interest owner in excess of earnings                  -         (12,751)              -
Distribution to parent                                                         -          (2,000)              -
Proceeds from business-owned life insurance loan                               -          56,000               -
Cash received on reinsurance of block of business                              -               -         105,083
Deposits to annuity account balances                                     159,943         183,122         607,083
Withdrawals from annuity account balances                               (438,022)       (767,096)     (1,021,142)
                                                                -------------------------------------------------
Net cash and cash equivalents used in financing activities              (279,989)       (557,310)       (356,346)
                                                                -------------------------------------------------

Increase in cash and cash equivalents                                    121,612         111,418          21,807
Cash and cash equivalents at beginning of year                           211,333          99,915          78,108
                                                                -------------------------------------------------
Cash and cash equivalents at end of year                                 332,945   $     211,333   $      99,915
                                                                =================================================

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid (recovered) during the year for:
   Interest                                                     $         17,349   $      16,636   $      15,584
                                                                =================================================
   Income taxes                                                 $          2,609   $       4,243   $      (1,918)
                                                                =================================================

See accompanying notes.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

                   Notes to Consolidated Financial Statements

                               December 31, 2009

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

The operations of Security Benefit Life Insurance Company (SBL), together with its subsidiary, Security Distributors, Inc. (SDI) (referred to herein, collectively as the Company), consist primarily of marketing and distributing annuities, mutual funds, life insurance, and related products throughout the United States. The Company and/or its subsidiary offer a diversified portfolio of investment products consisting primarily of individual and group annuities and mutual fund products through multiple distribution channels. SDI is registered as a broker-dealer with the Securities and Exchange Commission (SEC) and is a member of the Financial Industry Regulatory Authority (FINRA).

SBL converted from a mutual life insurance company to a stock life insurance company under a mutual holding company structure on July 31, 1998, pursuant to a Plan of Conversion (the Conversion). In connection with the Conversion, Security Benefit Corporation (SBC), a Kansas- domiciled intermediate stock holding company, and Security Benefit Mutual Holding Company (SBMHC), a Kansas-domiciled mutual holding company, were formed. As a result of the Conversion, SBMHC indirectly owns, through its ownership of SBC, all of the issued and outstanding common stock of the Company. In accordance with Kansas law, SBMHC must at all times hold at least 51% of the voting stock of SBC.

On February 15, 2010, SBMHC entered into a purchase and sale agreement with Guggenheim SBC Holdings LLC (the Investor) to sell all of the outstanding capital stock of SBC, at which time SBMHC will demututalize and then be dissolved. The Transaction provides for the injection of capital into SBC, which will allow SBC to inject additional capital into the Company and fund the operations of its subsidiaries.

SBMHC expects the Transaction to close late in the second or early in the third quarter of 2010, although it is subject to various conditions, including regulatory approvals, and may be delayed or terminated due to unforeseen circumstances. Under the terms of the purchase and sale agreement, as amended, absent election by SBMHC to take certain actions, the Investor may not unilaterally terminate the agreement until, at the earliest, February 28, 2011 (the "Permitted Termination Date"), unless (i) SBMHC or SBC breaches the purchase and sale agreement or any

                    SECURITY BENEFIT LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ancillary agreement such that any of the conditions to the obligation of the Investor to close the Transaction would not be met and SBMHC or SBC fails to cure such breach within 30 days after receipt of written notice of such breach from the Investor or (ii) one or more unforeseen events occur that make impossible satisfaction of the conditions to the Investor's obligation to close and the Investor is not in breach of the purchase and sale agreement or any ancillary agreement.

SBC and the Investor have further agreed that, if the Transaction does not close, other than for certain reasons, SBC will sell to the Investor, and the Investor will buy from SBC, subject to certain conditions, Rydex Holdings, LLC, Security Investors and Security Global Investors.

The Company believes that during the pendency of the Transaction it has the ability to continue to operate on an independent basis and to meet contract owner obligations. If the Transaction does not occur, then, among other things, the Company's financial condition could be impacted as follows in the longer term:

      o Due to the occurrence of other events that may happen if the Transaction is not consummated, the Company might (and in certain circumstances likely would) need to take certain statutory-basis accounting write downs and increase its reserves, which would reduce its capital, perhaps significantly; and

      o The Company's financial strength ratings would likely be further downgraded, which would likely increase surrender activity, which, particularly if substantial and occurring in a short timeframe, could have a material adverse affect on the Company's liquidity, financial condition, results of operations, and prospects. A ratings downgrade could also adversely affect SBC's other businesses, which might compound these risks.

If the Transaction does not occur, SBMHC will seek other capital raising or restructuring alternatives. Based on its previous efforts, however, SBMHC believes it is unlikely that it would be able to enter into an alternative transaction that would provide a sufficient amount of capital on a timely basis to ensure that the Company will be able to meet its financial obligations to contract owners for the longer term.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

BASIS OF PRESENTATION

The consolidated financial statements for the period ended December 31, 2009, include the operations and accounts of SBL and its subsidiary, SDI.

During 2008, the Company acquired a 60.5% ownership interest in Rydex Holdings, LLC and its subsidiaries, PADCO Advisors, Inc., PADCO Advisors II, Inc. and subsidiaries, Rydex Fund Services, Inc., and Rydex Distributors, Inc. (RDI) (collectively, RHLLC) (see Note 10). RHLLC, Security Global Investors (SGI), and the Company's 90% interest in Security Investors (SI) were sold to SBC on December 30, 2008 (see Note 16). The consolidated financial statements for the period ended December 31, 2008 include the operations of the Company and its divested subsidiaries SI, SGI, and RHLLC (see Note 10), as well as the operations of SDI, which was contributed to the Company on December 31, 2008, by SBC. Minority interest amounts held by SBC of $760,000 in the net income of SI and $2,428,000 in the net loss of RHLLC are included in consolidated other expenses for the year ended December 31, 2008. The balance sheet as of December 31, 2008 does not include balances associated with the divested subsidiaries.

The consolidated financial statements for the period ended December 31, 2007 include the operations and accounts of the Company and its subsidiaries, SI, SGI (see Note 10), and SDI. The Company's ownership of SI was 90% at December 31, 2007. Minority interest held by SBC of $1,582,000 and $362,000 in the net income and members' equity of SI are included in consolidated other expenses for the year ended December 31, 2007.

Significant intercompany accounts and transactions have been eliminated in consolidation.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

USE OF ESTIMATES

The preparation of consolidated financial statements and accompanying notes in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect amounts reported and disclosed. For example, significant estimates and assumptions are used in the valuation of investments, determination of other-than-temporary impairments of investments, amortization of deferred policy acquisition costs and deferred sales inducement costs, calculation of liabilities for future policy benefits, and the calculation of income taxes and the recognition of deferred income tax assets and liabilities. Management believes that the estimates used in preparing its consolidated financial statements are reasonable and prudent. However, actual results could differ from those estimates.

ACCOUNTING CHANGES

In June 2009, the Financial Account Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 168, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles, which was subsequently incorporated into Accounting Standards Codification (ASC) Subtopic 105-10, Generally Accepted Accounting Principles - Overall. This guidance replaced SFAS No. 162, The Hierarchy of Generally Accepted Accounting Principles, and established the FASB Accounting Standards Codification as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with U.S. GAAP. This guidance replaced previous guidance related to the same issue and became effective for interim and annual reporting periods ending after September 15, 2009. The Company adopted the guidance and the adoption did not have a material impact on the consolidated financial statements.

In September 2009, the FASB issued Accounting Standards Update (ASU) 2009-12, Fair Value Measurements and Disclosures (Topic 820), Investments in Certain Entities That Calculate Net Asset Value per Share (or its Equivalent). ASU 2009-12 provides guidance on measuring the fair value of certain alternative investments and amends ASC Topic 820, Fair Value Measurements and Disclosures, to offer investors a practical means for measuring the fair value of investments in certain entities that calculate net asset value per share. ASU 2009-12 is effective for periods ending after December 15, 2009. The Company adopted this guidance effective December 31, 2009 and the adoption did not have a material impact on the consolidated financial statements.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In May 2009, the FASB issued new guidance that established general accounting standards and disclosure for events occurring subsequent to the balance sheet date but before the financial statements are issued. This guidance is effective for interim and annual accounting periods ending after June 15, 2009. The Company adopted this guidance effective December 31, 2009 and the adoption did not have a material impact on the consolidated financial statements.

In April 2009, the FASB issued FASB Staff Position (FSP) FAS 115-2 and FAS 124-2, Recognition and Presentation of Other-Than-Temporary Impairments, which was subsequently incorporated into FASB ASC Subtopic 320-10, Investments - Debt and Equity Securities - Overall. This new guidance relates to the recognition and presentation of other-than-temporary impairments (OTTIs) and requires additional disclosures. The recognition guidance applies to debt securities classified as available for sale and held to maturity. The presentation and disclosure guidance applies to debt and equity securities. The guidance requires an entity to bifurcate any OTTI between credit and noncredit impairments and establishes the accounting treatment for each aspect, in current and subsequent periods. A cumulative effect adjustment is required to the opening balance of retained earnings in the period of adoption with a corresponding adjustment to other comprehensive income (OCI). This guidance became effective for financial statements issued for interim and annual periods ending after June 15, 2009. The Company has adopted this guidance effective January 1, 2009. The cumulative effect from the change in the accounting principle from adopting this guidance resulted in a net increase of $82,075,000 to retained earnings and corresponding net decrease of $53,348,000 to OCI. The required disclosures are provided in
Note 2.

In April 2009, the FASB issued FSP FAS 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly, which was subsequently incorporated into FASB ASC 820. This statement provides additional guidance for estimating fair value and emphasizes that fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (that is, not a forced liquidation or distressed sale) between market participants at the measurement date under current market conditions. This statement was effective for interim and annual periods ending after June 15, 2009. The Company has adopted this guidance effective December 31, 2009 and the adoption did not have a material impact on the consolidated financial statements.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements and Disclosures, which was subsequently incorporated into ASC Topic 820. This guidance provides a single definition of fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The guidance was effective for financial statements issued for fiscal years beginning after November 15, 2007. The Company adopted this guidance as of January 1, 2008. The adoption of this guidance did not have a material impact on the consolidated financial statements.

In August 2009, the FASB issued ASU 2009-05, Fair Value Measurements and Disclosures (Topic 820), Measuring Liabilities at Fair Value, to provide additional guidance on measuring the fair value of liabilities. The update provides clarification when a quoted price in an active market for the identical liability is not available. ASU 2009- 05 clarifies that the quoted price for the identical liability, when traded as an asset in an active market, is also a Level 1 measurement for that liability when no adjustment to the quoted price is required. In the absence of a quoted price in an active market, an entity must use one or more of the following valuation techniques to estimate fair value:
(1) a valuation technique that uses a quoted price: (a) of an identical liability when traded as an asset or (b) of a similar liability when traded as an asset or (2) another valuation technique such as (a) a present value technique or (b) a technique based on the amount an entity would pay to transfer the identical liability or would receive to enter into an identical liability. The guidance is effective for the first reporting period beginning after issuance, which for the Company is January 1, 2010. Management is still evaluating the impact this guidance will have on the consolidated financial statements.

In June 2009, the FASB issued SFAS No. 167, Amendment to FASB Interpretation No. 46(R), which was subsequently incorporated into ASC 810-10-05, Consolidation - Overall - Variable Interest Entities. The new guidance improves the financial reporting by enterprises involved with variable interest entities (VIEs). This guidance changes the approach to determining a VIE's primary beneficiary and requires companies to continuously reassess whether investments in VIEs must be consolidated. This guidance will become effective for interim and annual accounting periods beginning after November 15, 2009. The Company is currently evaluating the new guidance and does not expect it to have a material impact to the consolidated financial statements.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS

Bonds classified as held to maturity include securities that the Company has the positive intent and ability to hold to maturity. Held to maturity bonds are carried at cost, adjusted for the amortization of premiums and the accrual of discounts, both computed using the effective interest rate method applied over the estimated lives of the securities adjusted for prepayment activity. Bonds classified as available for sale are carried at fair value, with related unrealized gains and losses reflected as a component of accumulated other comprehensive income or loss in equity, net of adjustments related to deferred acquisition costs, unearned revenue reserves and applicable income taxes. If it is determined that a decline in fair value is other than temporary, unrealized losses are bifurcated between credit- and non-credit-related impairments. Credit- related impairments are recognized in earnings, while non-credit-related impairments are reported as a component of accumulated other comprehensive income. The adjustment related to unearned revenue reserves represents the increase from using a discount rate that would have been required if such unrealized gains or losses had been realized and the proceeds reinvested at current market interest rates, which were lower than the then-current effective portfolio rate.

Equity securities include common stocks and nonredeemable preferred stocks. Equity securities are classified as available for sale and carried at fair value, with related unrealized gains and losses reflected as a component of accumulated other comprehensive income or loss, net of applicable income taxes. The cost of equity securities is adjusted for declines in value that are deemed to be other than temporary, with such impairments reported in the consolidated statements of operations as a component of net realized/unrealized gains (losses).

Realized capital gains and losses on sales of investments are determined using the specific identification method. In addition to net realized capital gains and losses, unrealized capital gains and losses related to trading securities, other-than-temporary impairments (OTTI), and market value changes in certain seed money investments are reported as a component of net realized/ unrealized gains (losses) in the consolidated statements of operations.

Officer mortgage loans are reported at amortized cost.

Policy loans are reported at unpaid principal.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Investments in joint ventures and partnerships are reported in other invested assets and are generally accounted for using the equity method. In applying the equity method, the Company records its share of income or loss reported by equity investees. Total assets of these unconsolidated entities amounted to $64.4 million and $42.4 million at December 31, 2009 and 2008, respectively. During 2009, 2008, and 2007, the Company included $(5.4) million, $4.3 million, and $2.0 million, respectively, in net investment income representing the Company's share of current year net income (loss) of the unconsolidated entities.

Cash and cash equivalents include operating cash, money market mutual funds, and other investments with initial maturities of less than 90 days. Short-term investments are carried at market value and represent fixed maturity securities with initial maturities of greater than 90 days but less than one year.

The Company entered into an agreement to make certain securities available to be loaned. Securities loaned are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% of the fair value of the domestic securities. The Company monitors the market value of securities loaned with additional collateral provided as necessary. The Company accepts collateral that can be sold or repledged. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities lending activities used to generate income are included in net investment income. The cash collateral received on these loaned securities is recorded in the Company's consolidated balance sheets.

DERIVATIVES

The Company recognizes all derivative financial instruments, such as interest rate swaps and futures contracts, in the consolidated financial statements at fair value with appropriate adjustments to fair value for counterparty nonperformance risk, regardless of the purpose or intent for holding the instrument. Changes in fair value of the derivative financial instruments are either recognized periodically in income or in stockholder's equity as a component of accumulated other comprehensive income or loss depending on whether the derivative financial instrument qualifies for hedge accounting and, if so, whether it qualifies as a fair value hedge or cash flow hedge. Generally, changes in fair values of derivatives accounted for as fair value

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

hedges are recorded in income along with the portions of the changes in fair values of the hedged items that relate to the hedged risks. Changes in fair values of derivatives accounted for as cash flow hedges, to the extent that they are effective as hedges, are recorded in accumulated other comprehensive income or loss net of related deferred income taxes. Changes in fair values of derivatives not qualifying as hedges are reported in income.

DEFERRED POLICY ACQUISITION COSTS

To the extent recoverable from future policy revenues and gross profits, commissions and other policy issuance, underwriting, and selling costs that are primarily related to the acquisition or renewal of deferred annuity business have been deferred. Sales inducements such as premium or interest bonuses are not included in deferred policy acquisition costs but are included in deferred sales inducement costs in the consolidated balance sheets. Such deferred policy acquisition costs are amortized in proportion to the present value, discounted at the crediting rate, of actual and expected gross profits from investment (gross blended separate account return assumption of 11.5% for the years 2010 through 2014 and 8.5% thereafter), mortality, and expense margins. Amortization is adjusted retrospectively when estimates of current or future gross profits to be realized from a group of products are revised. Deferred policy acquisition costs are adjusted for the impact on estimated gross profits of net unrealized gains and losses on assets, with the adjustment reflected in equity as a component of accumulated other comprehensive income or loss net of applicable income taxes.

For insurance and annuity contracts, policyholders can elect to modify product benefits, features, rights, or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. The Company accounts for internal replacements as a termination of the original contract and an issuance of the new contract. Consistent with this, the Company now anticipates these transactions in establishing amortization periods and other valuation assumptions.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DEFERRED SALES INDUCEMENT COSTS

Deferred sales inducement costs consist of bonus interest credits and premium credits added to certain annuity contract values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions used to amortize deferred policy acquisition costs.

DEFERRED SELLING COMMISSIONS

The Company defers certain costs, principally sales commissions, paid to broker-dealers in connection with the sale of certain shares of affiliated mutual funds and variable annuity products with distribution fees and contingent deferred sales charges. These deferred selling commissions are amortized based on the revenue stream of contingent deferred sales charges and distribution fees and are included in deferred policy acquisition costs in the consolidated balance sheets.

Effective October 16, 2009, RDI, an affiliate of the Company, became the distributor of certain affiliated mutual funds formerly distributed by the Company. The deferred costs related to these funds in the amount of $1,869,000, along with associated deferred income taxes of $708,000, were distributed to SBC and subsequently from SBC to RDI on December 28, 2009 in a non- cash transaction. As a result of this distribution, RDI will receive the benefit of the revenue stream from all shares previously sold, as well as revenue from all future sales of affiliated mutual funds. RDI will also assume certain costs formerly borne by the Company, principally sales commissions paid to broker-dealers in connection with the sale of those affiliated mutual funds.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

GOODWILL AND OTHER INTANGIBLE ASSETS

In accordance with SFAS No. 142, Goodwill and Other Intangible Assets, which was subsequently incorporated into ASC Topic 350, Intangibles - Goodwill and Other, intangible assets meeting certain criteria are recognized apart from goodwill. This guidance prohibits the amortization of goodwill and intangible assets with indefinite useful lives. Intangible assets with finite lives are amortized over their estimated useful lives. Additionally, the Company assesses whether its goodwill and indefinite-lived intangible assets are impaired at least annually based on an evaluation of projected cash flows. If impairment exists, the amount of such impairment is calculated based on the estimated fair value of the assets.

PROPERTY AND EQUIPMENT

Property and equipment, including home office real estate, furniture and fixtures, and data processing hardware and related systems are recorded at cost less accumulated depreciation. The provision for depreciation of property and equipment is computed using the straight-line method over the estimated lives of the related assets, which is 3 to 39 years.

The following is a summary of property and equipment at cost less accumulated depreciation at December 31:

                                               2009             2008
                                          --------------------------------
                                                    (IN THOUSANDS)

Land                                      $         450    $         450
Land improvements                                   539              539
Data processing equipment                           423              417
Computer software                                18,912           18,912
Other                                               636              617
Building                                         53,535           53,455
Furniture                                         7,450            7,450
                                          -------------------------------
                                                 81,945           81,840
Less accumulated depreciation                    32,284           28,246
                                          -------------------------------
                                          $      49,661    $      53,594
                                          ===============================

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The Company leases a portion of its office facility to the Federal Home Loan Bank of Topeka (FHLB) under an operating lease that expires May 31, 2022, with related early settlements available after May 31, 2017, with written notice at least two years in advance by either party. Certain operating expenses of the premises are the responsibility of FHLB, while others are reimbursed to the Company. Expected future minimum rents to be received from FHLB at December 31, 2009 related to the noncancelable portion of the lease are $955,000 annually for years 2010 through 2014 and $2,309,000 thereafter.

BUSINESS-OWNED LIFE INSURANCE

The Company has invested in business-owned life insurance. The investment is carried in other assets at net policy value of $22,606,000 and $26,500,000 at December 31, 2009 and 2008, respectively, with the change in value of $2,788,000, $4,083,000, and $4,261,000 for 2009, 2008, and 2007, respectively, recorded in other revenues. In June 2008, a $56,000,000 loan was taken out against the policy with an outstanding principal loan amount as of December 31, 2008 of $55,819,000. Interest expense of $2,853,000 and $1,947,000 related to the policy loan was paid in 2009 and 2008, respectively. The loan had a variable interest rate that was reset annually at the policy anniversary date of November 21, which was 6.42% as of November 21, 2008. In October 2009, the loan was converted to a withdrawal of basis, leaving an outstanding principal loan amount of zero as of December 31, 2009.

SEPARATE ACCOUNTS

The separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are separately administered for the benefit of contract holders who bear the investment risk. The separate account assets are carried at fair value, and separate account liabilities are carried at equivalent value. Revenues and expenses related to separate account assets and liabilities, to the extent of benefits paid or provided to the separate account contract holders, are excluded from the amounts reported in the consolidated statements of operations. Investment income and gains or losses arising from separate accounts accrue directly to the contract holders and, therefore, are not included in investment earnings in the accom- panying consolidated statements of operations. Revenues to the Company from the separate accounts consist principally of contract maintenance charges, administrative fees, and mortality and expense risk charges.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

POLICY RESERVES AND ANNUITY ACCOUNT VALUES

Liabilities for future policy benefits for traditional life products are computed using a net level- premium method, including assumptions as to investment yields, mortality, and withdrawals and other assumptions that approximate expected experience.

Liabilities for future policy benefits for interest-sensitive life and deferred annuity products represent contract values accumulated at interest without reduction for potential surrender charges. Interest on accumulated contract values is credited to contracts as earned. Crediting rates ranged from 1.4% to 10% during 2009, from 2% to 10% during 2008, and from 2.8% to 10% during 2007.

Policy reserves and annuity account values also include funding agreements of $1.3 billion at December 31, 2009 and 2008 that are classified as life-type contracts. These liabilities consist of floating interest rate and fixed interest rate contracts. These agreements have call provisions that allow the holder of the debt the right to call the outstanding principal and interest if certain adverse conditions occur.

DEFERRED INCOME TAXES

Deferred income tax assets and liabilities are determined based on differences between the financial reporting and income tax bases of assets and liabilities and are measured using the enacted tax rates and laws. Deferred income tax expense or benefit, reflected in the Company's consolidated statements of operations as a component of income tax expense, is based on the changes in deferred income tax assets or liabilities from period to period (excluding unrealized capital gains and losses on securities available for sale). Deferred income tax assets are subject to ongoing evaluation of whether such assets will be realized. The ultimate realization of deferred income tax assets depends on generating future taxable income during the periods in which temporary differences become deductible. The Company records a valuation allowance to reduce its deferred income tax assets when there is uncertainty in the ability to realize their benefits.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

RECOGNITION OF REVENUES

Traditional life insurance products include whole life insurance, term life insurance, and certain annuities. Premiums for these traditional products are recognized as revenues when due. Revenues from deferred annuities consist of policy charges for the mortality and expense risk charges, policy administration charges, and surrender charges assessed against contract holder account balances during the period and are recognized as earned.

Some of the Company's policies and contracts require payment of fees in advance for services that will be rendered over the estimated lives of the policies and contracts. These payments are established as unearned revenue reserves upon receipt and included in other policyholder funds in the consolidated balance sheets. These unearned revenue reserves are amortized to operations over the estimated lives of these policies and contracts in relation to the emergence of estimated gross profit margins.

Commissions, support, and distribution fees include point-of-sale fees (e.g., front-load mutual fund or variable annuity fees) and asset-based fees (e.g., 12b-1 fees) that are generally based on a contractual fee as a percentage of assets and recognized when earned, which is generally upon receipt. Additionally, distribution fees also include fees received under marketing support arrangements for sales of mutual funds of other companies. These fees are accrued and paid monthly based on contractual agreements. Revenue sharing fees represent amounts accrued under agreements with both affiliated and unaffiliated mutual funds.

During 2008, the Company provided transfer agency, portfolio accounting, and other services to affiliated mutual funds. The Company received fees for these services based on an annual percentage of average daily net assets of these funds. These revenues were recognized as services were provided. These services were no longer provided by the Company in 2009.

Revenue from third-party administration of financial services products is recorded as services are performed. Revenue on conversion contracts, which are short term in nature, is recognized using the percentage of completion method based on costs incurred. Any anticipated losses on conversion contracts are charged to earnings when identified. In October 2009, the Company assigned its contracts for the provision of third-party administration services to se2 inc.
(se2), an affiliate of the Company, allowing se2 to collect the revenue directly (see Note 13 related to the guarantee of these contracts).

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The Company evaluates the need for an allowance for accounts receivable that it believes it will not collect in full. There was no allowance for doubtful accounts at December 31, 2009 or 2008.

RECLASSIFICATIONS

Certain amounts appearing in the prior years' consolidated financial statements have been reclassified to conform to the current year's presentation.

CORPORATE REORGANIZATION

The financial statements for the year ended December 31, 2007 include the accounts and operations of SDI in accordance with ASC Topic 805, Business Combinations. SDI was contributed to SBL from SBC on December 31, 2008 (see Note
16). Under ASC Topic 805, the receiving entity of the transferred equity interest, in an exchange between entities under common control, should report results of operations as if the transfer occurred at the beginning of the period presented and prior years should be restated to furnish comparative information. In accordance with this guidance, SDI has been included in the consolidated financial statements of the Company for all periods presented.

                   Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

2. INVESTMENTS

Information as to the amortized cost, gross unrealized gains and losses, OTTIs in OCI, and fair values of the Company's portfolio of bonds and equity securities available for sale and bonds held to maturity at December 31, 2009 and 2008 is as follows:

                                                                     DECEMBER 31, 2009
                                          -------------------------------------------------------------------------------

                                                            GROSS           GROSS
                                            AMORTIZED     UNREALIZED      UNREALIZED       OTTIS             FAIR
                                              COST          GAINS           LOSSES         IN OCI            VALUE
                                          -------------------------------------------------------------------------------
                                                                        (In Thousands)
AVAILABLE FOR SALE
Bonds:
   U.S. Treasury securities and
     obligations of U.S.government
     corporations and agencies            $     16,346   $        378   $          19   $           -   $         16,705
   Obligations of government-sponsored
     enterprises                               209,069             56           2,789               -            206,336
   Corporate securities                        871,256         22,663          62,294               -            831,625
   Commercial mortgage-backed
     securities                                 39,058          1,786             574               -             40,270
   Residential mortgage-backed
     securities                              1,301,755         31,192          16,608               -          1,316,339
   Other mortgage-backed securities             61,883          1,229             170               -             62,942
   Collateralized debt obligations             162,121            221          47,011          44,132             71,199
   Other debt obligations                      448,289          3,826          61,163          36,371            354,581
                                          -------------------------------------------------------------------------------
Total bonds                               $  3,109,777   $     61,351   $     190,628   $      80,503   $      2,899,997
                                          ===============================================================================
Equity securities:
   Financial                              $      8,631   $      1,501   $       5,619   $           -   $          4,513
   Fund                                         30,705            461             398               -             30,768
   Technology                                    4,899              -              30               -              4,869
   Transportation                                    -              1               -               -                  1
   Government                                   64,760              -               -               -             64,760
                                          -------------------------------------------------------------------------------
Total equity securities                   $    108,995   $      1,963   $       6,047   $           -   $        104,911
                                          ===============================================================================
HELD TO MATURITY
Bonds:
   Corporate securities                   $     17,038   $      1,679   $           -   $           -   $         18,717
   Other debt obligations                       13,427              -           2,751               -             10,676
                                          -------------------------------------------------------------------------------
Total held to maturity                    $     30,465   $      1,679   $       2,751   $           -   $         29,393
                                          ===============================================================================

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

2. INVESTMENTS (CONTINUED)

                                                                        DECEMBER 31, 2008
                                               ------------------------------------------------------------------------
                                                                     GROSS             GROSS
                                                  AMORTIZED        UNREALIZED        UNREALIZED            FAIR
                                                     COST            GAINS             LOSSES             VALUE
                                               ------------------------------------------------------------------------
                                                                          (In Thousands)
AVAILABLE FOR SALE
Bonds:
   U.S. Treasury securities and obligations
     of U.S. government corporations and
     agencies                                  $        14,048   $           818   $            32   $          14,834
   Obligations of government-sponsored
     enterprises                                        10,049               874                 -              10,923
   Corporate securities                              1,264,682             7,525           161,551           1,110,656
   Commercial mortgage-backed securities                   138                 -                 1                 137
   Residential mortgage-backed securities            1,513,857            28,058            43,304           1,498,611
   Other mortgage-backed securities                     23,103               548               573              23,078
   Collateralized debt obligations                     162,264                 -            67,587              94,677
   Other debt obligations                              267,358                75           118,542             148,891
                                               ------------------------------------------------------------------------
Total bonds                                    $     3,255,499   $        37,898   $       391,590   $       2,901,807
                                               ========================================================================
Equity securities:
   Financial                                   $         8,624   $             -   $         6,664   $           1,960
   Fund                                                 17,234                 4             3,117              14,121
   Transportation                                            -                 1                 -                   1
   Government                                           66,170                 -                 -              66,170
                                               ------------------------------------------------------------------------
Total equity securities                        $        92,028   $             5   $         9,781   $          82,252
                                               ========================================================================
HELD TO MATURITY
Bonds:
   Corporate securities                        $        26,108   $         1,772   $         2,561   $          25,319
                                               ------------------------------------------------------------------------
Total held to maturity                         $        26,108   $         1,772   $         2,561   $          25,319
                                               ========================================================================

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

2. INVESTMENTS (CONTINUED)

The amortized cost and fair value of bonds at December 31, 2009, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.

                                                     AVAILABLE FOR SALE             HELD TO MATURITY
                                               -------------------------------------------------------------
                                                 AMORTIZED         FAIR          AMORTIZED         FAIR
                                                   COST            VALUE          COST            VALUE
                                               -------------------------------------------------------------
                                                                      (In Thousands)
    Due in one year or less                    $      26,106   $      26,702   $          -   $           -
    Due after one year through five years            343,030         352,410         11,213          12,326
    Due after five years through ten years           330,791         333,410          5,825           6,391
    Due after ten years                              396,744         342,144         13,427          10,676
    Mortgage-backed securities and other
       asset-backed securities                     2,013,106       1,845,331              -               -
                                               -------------------------------------------------------------
                                               $   3,109,777   $   2,899,997   $     30,465   $      29,393
                                               =============================================================

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

2. INVESTMENTS (CONTINUED)

For bonds and equity securities with unrealized losses as of December 31, 2009 and 2008, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, are summarized as follows:

                                                                      DECEMBER 31, 2009
                                       -----------------------------------------------------------------------------------
                                                                    GREATER THAN OR EQUAL
                                         LESS THAN 12 MONTHS            TO 12 MONTHS
                                       ---------------------------------------------------
                                                       GROSS                      GROSS         TOTAL       TOTAL GROSS
                                        CARRYING     UNREALIZED    CARRYING     UNREALIZED     CARRYING     UNREALIZED
                                         AMOUNT        LOSSES       AMOUNT        LOSSES        AMOUNT         LOSSES
                                       -----------------------------------------------------------------------------------
                                                                (In Thousands)
Bonds available for sale:
   U.S. Treasury securities and
     obligations of U.S. government
     corporations and agencies         $    3,715   $        18   $      454   $         1   $     4,169   $           19
   Obligations of
     government-sponsored
     enterprises                          193,675         2,787          173             2       193,848            2,789
   Corporate securities                    98,473         3,793      320,584        58,501       419,057           62,294
   Commercial mortgage-backed
     securities                            12,895            88        5,668           486        18,563              574
   Residential mortgage-backed
     securities                           451,472         5,460       94,752        11,148       546,224           16,608
   Other mortgage-backed securities        13,071           170            -             -        13,071              170
   Collateralized debt obligations         22,623        18,885      132,171        72,258       154,794           91,143
   Other debt obligations                 134,015        35,753      193,276        61,781       327,291           97,534
                                       -----------------------------------------------------------------------------------
Total bonds available for sale         $  929,939   $    66,954   $  747,078   $   204,177   $ 1,677,017   $      271,131
                                       ===================================================================================
Total equity securities available
   for sale                            $   29,618   $     5,649   $    5,759   $       398   $    35,377   $        6,047
                                       ===================================================================================
Total bonds held to maturity           $   13,427   $     2,751   $        -   $         -   $    13,427   $        2,751
                                       ===================================================================================

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

INVESTMENTS (CONTINUED)

                                                                      DECEMBER 31, 2008
                                       ---------------------------------------------------------------------------------
                                                                    GREATER THAN OR EQUAL
                                        LESS THAN 12 MONTHS            TO 12 MONTHS
                                       ----------------------------------------------------
                                                       GROSS                      GROSS        TOTAL       TOTAL GROSS
                                        CARRYING     UNREALIZED    CARRYING     UNREALIZED    CARRYING     UNREALIZED
                                         AMOUNT       LOSSES        AMOUNT       LOSSES        AMOUNT         LOSSES
                                       ---------------------------------------------------------------------------------
                                                               (In Thousands)
Fixed maturities available for sale:
   U.S. Treasury securities and
     obligations of U.S. government
     corporations and agencies         $    4,759   $        32   $        -   $         -  $     4,759   $          32
   Corporate securities                   421,630        43,736      460,265       117,815      881,895         161,551
   Commercial mortgage-backed
     securities                               138             1            -             -          138               1
   Residential mortgage-backed
     securities                           183,710        23,383       79,123        19,257      262,833          42,640
   Other mortgage-backed securities         7,453           603        3,244           633       10,697           1,236
   Collateralized debt obligations         10,488           775      145,335        66,813      155,823          67,588
   Other debt obligations                  12,174         1,888      231,719       116,654      243,893         118,542
                                       ---------------------------------------------------------------------------------
Total fixed maturities available for
   sale                                $  640,352   $    70,418   $  919,686   $   321,172  $ 1,560,038   $     391,590
                                       =================================================================================
Total equity securities available
   for sale                            $        -   $         -   $   23,123   $     9,781  $    23,123   $       9,781
                                       =================================================================================
Fixed maturities held to maturity      $   10,181   $     2,267   $    2,645   $       294  $    12,826   $       2,561
                                       =================================================================================

As of December 31, 2009 the Company held $1,677 million in available-for-sale fixed maturity securities with unrealized losses of $271 million. The Company's portfolio consists of fixed maturity securities where 72% are investment grade (rated AAA through BBB-) with an average price of $86 (carrying value/amortized cost).

For those securities that have been in a loss position for less than 12 months, the Company's portfolio holds 161 securities with a carrying value of $929.9 million and unrealized losses of $67 million reflecting an average price of $93. Of this portfolio, 81% were investment grade (rated AAA through BBB-) at December 31, 2009. The losses on these securities can primarily be attributed to weakness in overall economic activity and a softening in credit markets. At present, the Company cannot ascertain as to the duration of the current market conditions and the resulting impact on such positions but believes these losses to be temporary.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

2. INVESTMENTS (CONTINUED)

For those securities that have been in a continuous loss position greater than or equal to 12 months, the Company's portfolio holds 174 securities with a carrying value of $747.1 million and unrealized losses of $204.2 million. Of this portfolio, 64% were investment grade (rated AAA through BBB-) at December 31, 2009.

The Company closely monitors those securities where impairment concerns may exist. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position and access to capital of the issuer, including the current and future impact of any specific events; (3) for fixed maturity securities, the Company's intent to sell a security or whether it is more likely than not the Company will be required to sell the security before the recovery of its amortized cost basis, and in the case of equity securities, the Company's ability and intent to hold the security to maturity or until it recovers in value; and (4) in the evaluation of the potential impairment of asset-backed securities, several factors are taken into account, including cash flow, collateral sufficiency, liquidity, and economic conditions. To the extent the Company determines that an equity security is deemed other-than-temporarily impaired, the difference between amortized cost and fair value is charged to earnings. The Company recognizes an other-than-temporary impairment of the difference between amortized cost and fair value for debt securities in net income if the Company intends to sell the security or it is more likely than not the Company will be required to sell the security before the recovery of the amortized cost basis. For debt securities that the Company does not expect to recover the amortized cost basis, does not plan to sell, and it is not more likely than not that the Company would be required to sell the security before recovery of the amortized cost basis, then the other-than-temporary impairment is bifurcated. The credit portion of the loss is recognized in net income and the noncredit portion is recognized in OCI.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

2. INVESTMENTS (CONTINUED)

The credit loss component of a debt security impairment is estimated as the difference between amortized cost and the present value of the expected cash flows of the security. The methodology and assumptions for establishing the best estimate cash flows vary depending on the type of security. For fixed rate securities, the present value is determined using the best estimate cash flows discounted at the effective interest rate implicit to the security at the date of purchase. For variable rate securities, the present value is determined using the best estimate cash flows discounted at the variable rate that exists as of the date the cash flow estimate is made. The asset- backed securities cash flow estimates are based on bond-specific facts and circumstances that may include collateral characteristics, expectations of delinquency and default rates, loss severity, prepayment speeds, and structural support, including subordination and guarantees.

An analysis of the credit losses recognized in earnings where a portion of the other-than- temporary impairment was recognized in OCI for the year ended December 31, 2009 is as follows:

                                                                                               2009
                                                                                       --------------------
                                                                                         (In Thousands)

    Balance at beginning of year                                                       $           (89,602)
    Credit losses for which an other-than-temporary impairment was not previously
       recognized                                                                                  (10,908)
    Reduction for securities sold during the period or intended to be sold                           16,764
    Additional credit loss impairments on securities previously impaired                              (425)
                                                                                       --------------------
    Balance at end of year                                                             $           (84,171)
                                                                                       ====================

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

2. INVESTMENTS (CONTINUED)

At December 31, 2009, the Company identified certain invested assets that have characteristics (i.e., significant unrealized losses compared to book value) creating uncertainty as to the future assessment of OTTIs, which are listed below by the length of time these invested assets have been in an unrealized loss position. This list is referred to as the watch list, and its related unrealized losses are presented below:

                                                                      DECEMBER 31, 2009
                                                 ------------------------------------------------------
                                                    AMORTIZED        UNREALIZED          ESTIMATED
                                                      COST           LOSS (GAIN)         FAIR VALUE
                                                 ------------------------------------------------------
                                                                    (In Thousands)
      Less than 12 months:
         Corporate securities                    $       43,357   $        11,001   $           32,356
         Asset-backed securities                        127,312            50,336               76,976
         Mortgage-backed                                 93,994            10,927               83,067
                                                 ------------------------------------------------------
                                                        264,663            72,264              192,399
      Greater than 12 months:
         Corporate securities                            16,332             1,486               14,846
         Asset-backed securities                        137,576            77,773               59,803
         Equities                                           602            (1,498)               2,100
                                                 ------------------------------------------------------
                                                        154,510            77,761               76,749
                                                 ------------------------------------------------------
      Total                                      $      419,173   $       150,025   $          269,148
                                                 ======================================================

The watch list includes 100 securities, of which 53 have been on the list for over 12 months. The combined fair value of the watch list securities was 64% of book value. Formal operating procedures relevant to the testing for impairment of asset-backed securities are followed when evaluating these holdings. Economic conditions, liquidity, cash flow, collateral sufficiency, and stable to improving operating performance are factors in analyzing such securities. Being current as to principal and interest are also factors considered in concluding if OTTI charges are necessary. Cash flow testing based on default and recovery rate assumptions is performed on securities that are deemed necessary due to market values and/or credit ratings. Upon review of the analysis and discussion, an exercise of judgment to determine the weight given to each factor and its influence on the security is performed to determine if a reduction in principal should occur. At present, the Company has concluded for each of the securities on the watch list that it has the intent and ability to hold the securities for a period of time sufficient to allow for a recovery in fair value.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

2. INVESTMENTS (CONTINUED)

Major categories of net investment income for the years ended December 31, 2009, 2008, and 2007 are summarized as follows:

                                                        2009             2008            2007
                                                    ------------------------------------------------
                                                                  (In Thousands)
     Interest on bonds                              $    155,026   $      196,538   $       254,298
     Dividends on equity securities                        2,010            3,875             5,550
     Dividends on mutual funds                                 -              161             2,038
     Interest on mortgage loans                              511                -                 -
     Interest on policy loans                              5,519            6,104             6,215
     Interest on short-term investments                    1,022            6,263            10,607
     Other                                                20,145           54,896            12,014
                                                    ------------------------------------------------
     Total investment income                             184,233          267,837           290,722

     Less investment expenses                              7,914            8,401             8,387
                                                    ------------------------------------------------
     Net investment income                          $    176,319   $      259,436   $       282,335
                                                    ================================================

Proceeds from sales of bonds and equity securities available for sale and realized gains and losses on bonds for the years ended December 31, 2009, 2008, 2007 are as follows:

                                    2009             2008            2007
                                ----------------------------------------------
                                                (In Thousands)

    Proceeds from sales         $    992,285   $      256,385   $     726,782
    Gross realized gains              24,901            2,524           7,536
    Gross realized losses             13,381            7,917           3,996

During 2009 the Company sold held-to-maturity securities with a net carrying amount of $5.6 million resulting in a realized gain of $0.3 million. The Company also transferred securities with a net carrying amount of $0.6 million for this same issuer from held to maturity to available for sale. This decision was a result of the issuer rejecting the leases on the properties securing the notes in bankruptcy. The change from held to maturity to available for sale is in accordance with guidance and does not impair the Company's ability to hold other held-to-maturity securities. The properties have since been foreclosed on.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

2. INVESTMENTS (CONTINUED)

Net realized/unrealized gains (losses), net of associated amortization of deferred policy acquisition costs, for the years ended December 31, 2009, 2008, and 2007 consist of the following:

                                                           2009          2008           2007
                                                      ---------------------------------------------
                                                                (In Thousands)
Realized gains (losses):
   Bonds                                              $      11,558  $     (5,393)  $        3,540
   Equity securities                                           (38)             -                -
   Mutual funds - trading                                        -            552                -
   Other invested assets                                         -           (473)               -
   Other                                                         -            (19)               -
                                                      ---------------------------------------------
Total realized gains (losses)                                11,520        (5,333)           3,540

Impairments:
   OTTI of available-for-sale bonds                        (68,507)      (387,958)         (20,345)
   Portion of OTTIs recognized in OCI                       21,157              -                -
   OTTI of available-for-sale equities                           -         (7,893)               -
   Rydex trade name impairment                                   -         (7,300)               -
                                                      ---------------------------------------------
Total impairments                                          (47,350)      (403,151)         (20,345)

Holding (losses) gains:
   Mutual funds - other than trading                          (125)       (11,198)           2,240
                                                      ---------------------------------------------
Total holding (losses) gains                                  (125)       (11,198)           2,240
                                                      ---------------------------------------------
                                                           (35,955)      (419,682)         (14,565)
Related impact on deferred policy acquisition costs        (13,389)         8,213              215
                                                      ---------------------------------------------
Net realized/unrealized capital losses                $    (49,344)  $   (411,469)  $      (14,350)
                                                      =============================================

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

2. INVESTMENTS (CONTINUED)

There were no outstanding agreements to sell securities at December 31, 2009 or 2008.

At December 31, 2009, the Company had securities pledged with an amortized cost and market value of approximately $1.5 billion, respectively, as collateral in relation to its structured institutional products, the line of credit with FHLB (see Note 14), and the home office building (see Note 15).

At December 31, 2009, bonds available for sale with a carrying amount of $4.4 million were held in joint custody with the various state insurance departments to comply with statutory regulations.

DERIVATIVE INSTRUMENTS

The Company only uses derivatives for economic or accounting hedging purposes. The derivatives are recorded on the consolidated balance sheets in other invested assets. The following is a summary of the Company's risk management strategies and the effect of these strategies on the Company's consolidated financial statements.

Fair Value Hedging Strategy

The Company has interest rate swap agreements, which effectively modify fixed rate bonds into floating rate investments based on LIBOR. The notional amounts of these swaps are $32 million and $75 million at December 31, 2009 and 2008, respectively. Notional amounts are provided to express the extent of our involvement in derivative transactions. Notional amounts represent amounts used to calculate contractual flows to be exchanged and are not paid or received.

During the years ended December 31, 2009, 2008, and 2007, the Company recognized a net gain of $1,390,000, net loss of $1,202,000, and net loss of $1,104,000, respectively, related to the ineffective portion of its fair value hedges that have been included in net investment income in the consolidated statements of operations.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

2. INVESTMENTS (CONTINUED)

Futures Hedging Strategy

The Company entered into futures contract positions that were intended to reduce the impact of equity market volatility on the Company's deferred acquisition cost amortization expense, earnings from asset-based fees, and realized/unrealized capital gains (losses) on securities classified as trading securities. These futures contracts acted as an economic hedge against these financial risks; however, they did not qualify for hedge accounting. Effective October 2, 2008, the Company suspended the hedging program. During the years ended December 31, 2008, and 2007, the Company realized a gain of $38.5 million and a loss of $1.6 million, respectively, on these futures contracts that have been included in net investment income in the consolidated statements of operations. The Company held no futures contracts at December 31, 2009 and 2008.

3. DEFERRED POLICY ACQUISITION COSTS

The following table summarizes the components of deferred policy acquisition costs for the years ended December 31:

                                              2009            2008
                                         --------------------------------
                                                    (In Thousands)

    Deferred policy acquisition costs    $      291,313   $      404,123
    Present value of future profits              47,895           49,253
    Unearned premium liability                  (72,058)         (82,230)
    Deferred selling commissions                  3,195            6,215
                                         --------------------------------
    Balance at end of year               $      270,345   $      377,361
                                         ================================

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

3. DEFERRED POLICY ACQUISITION COSTS (CONTINUED)

      An analysis of the deferred policy acquisition cost asset balance (excluding the value of business acquired, deferred broker/dealer commissions, and net of unearned premium liability) is presented below for the years ended December 31:

                                                                                   2009           2008
                                                                              -----------------------------
                                                                                     (In Thousands)
    Balance at beginning of year                                              $     404,123   $    380,236
       Cost deferred during the year                                                 18,626         44,504
       Amortized to expense during the year                                         (36,073)       (97,380)
       Effect of realized (gains) losses on amortization of deferred policy         (13,389)         8,213
         acquisition costs
       Effect of unrealized (gains) losses                                          (82,408)        70,193
       Other                                                                            434         (1,643)
                                                                              -----------------------------
    Balance at end of year                                                    $     291,313   $    404,123
                                                                              =============================

Included in deferred policy acquisition costs in the consolidated balance sheets, the present value of future profits (PVFP) reflects the estimated fair value of acquired business and represents the acquisition cost that was allocated to the value of future profits from insurance contracts existing at the date of acquisition. Such value is the present value of the actuarially determined projected net profits from the acquired insurance contracts. The PVFP relates to reinsurance assumed in 2000 and 2003.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

3. DEFERRED POLICY ACQUISITION COSTS (CONTINUED)

PVFP is amortized over the expected lifetime of the acquired insurance business in force in a manner consistent with amortization of deferred policy acquisition costs. An analysis of the PVFP asset account is presented below for the years ended December 31:

                                              2009           2008
                                         -----------------------------
                                               (In Thousands)

      Balance at beginning of year       $      49,253   $     69,941
         Imputed interest                        3,272          4,569
         Amortization                           (4,630)       (25,257)
                                         -----------------------------
      Balance at end of year             $      47,895   $     49,253
                                         =============================

Based on current conditions and assumptions as to future events on acquired contracts in force, the Company expects that the net amortization will be between 9% and 13.16% of the December 31, 2009 deferred policy acquisition cost balance in each of the years 2010 through 2014. The interest rate used to determine the amount of imputed interest on the unamortized PVFP balance approximates 6.3%.

As a result of a reinsurance transaction entered into in 2007 (see Note 7), the Company recorded an unearned profit liability that is being amortized over the estimated life of the business reinsured, in relation to its estimated gross profits. The unearned profit liability and related accumulated amortization are reported as a component of deferred policy acquisition costs on the consolidated balance sheets. An analysis of the unearned profit liability and associated amortization is presented below for the years ended December 31:

                                            2009           2008
                                        -----------------------------
                                              (In Thousands)

    Balance at beginning of year        $    (82,230)  $    (103,335)
       Amortization                           10,172          21,105
                                        -----------------------------
    Balance at end of year              $    (72,058)  $     (82,230)
                                        =============================

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

3. DEFERRED POLICY ACQUISITION COSTS (CONTINUED)

For certain mutual fund share classes that do not have a front-end sales charge, the Company pays a selling commission to the selling broker-dealer. The Company accounts for these charges under the cost deferral method of accounting for distributors of mutual funds. The selling commissions are capitalized and amortized based on the revenue stream of contingent deferred sales charges and distribution fees. An analysis of deferred selling commissions is presented below for the years ended December 31:

                                                      2009            2008
                                                 ------------------------------
                                                         (In Thousands)

     Balance at beginning of year                $        6,215   $      7,850
        Costs deferred during the year                    1,124          1,206
        Distribution of deferred selling
          commissions (see Note 1)                       (1,869)             -
        Amortization                                     (2,275)        (2,841)
                                                 ------------------------------
     Balance at end of year                      $        3,195   $      6,215
                                                 ==============================
4. DEFERRED SALES INDUCEMENTS

An analysis of the deferred sales inducement costs asset balance is presented below for the years ended December 31:

                                                            2009           2008
                                                      ------------------------------
                                                               (In Thousands)
   Balance at beginning of year                       $       97,778   $    118,887
      Costs (charged back) deferred during the year              (33)         5,070
      Amortization                                           (13,997)       (26,179)
                                                      ------------------------------
   Balance at end of year                             $       83,748   $     97,778
                                                      ==============================

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

5. OTHER COMPREHENSIVE INCOME (LOSS)

The components of other comprehensive income (loss) are as follows:

                                                                      UNREALIZED
                                                                    GAINS (LOSSES)    DERIVATIVE
                                                                    ON AVAILABLE-    INSTRUMENTS
                                                                       FOR-SALE         GAINS
                                                                      SECURITIES      (LOSSES)           TOTAL
                                                                   ------------------------------------------------
                                                                           (In Thousands)
Accumulated other comprehensive loss at
   January 1, 2007                                                 $      (21,517)  $        (414)  $      (21,931)
     Other comprehensive loss:
       Unrealized losses on available for sale securities                (216,163)              -         (216,163)
       Losses reclassified into earnings from other
         comprehensive loss                                                14,565               -           14,565
       Effect on deferred policy acquisition costs                        (15,679)              -          (15,679)
       Change in deferred income taxes                                     40,887               -           40,887
                                                                   ------------------------------------------------
     Total other comprehensive loss                                      (176,390)              -         (176,390)
                                                                   ------------------------------------------------
Accumulated other comprehensive loss at
   December 31, 2007                                                     (197,907)           (414)        (198,321)
     Other comprehensive income:
       Unrealized losses on available for sale securities                (532,561)              -         (532,561)
       Losses reclassified into earnings from other
         comprehensive loss                                               412,363             414          412,777
       Effect on deferred policy acquisition costs                         70,193               -           70,193
       Change in deferred income taxes                                     58,321               -           58,321
                                                                   ------------------------------------------------
     Total other comprehensive income                                       8,316             414            8,730
                                                                   ------------------------------------------------
Accumulated other comprehensive loss at
   December 31, 2008                                                     (189,591)              -         (189,591)
                                                                   ------------------------------------------------

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

5. OTHER COMPREHENSIVE INCOME (LOSS) (CONTINUED)

                                                                       UNREALIZED
                                                                     GAINS (LOSSES)     DERIVATIVE
                                                                     ON AVAILABLE-     INSTRUMENTS
                                                                        FOR-SALE         GAINS
                                                                       SECURITIES       (LOSSES)         TOTAL
                                                                   ------------------------------------------------
Accumulated other comprehensive loss at
   December 31, 2008                                               $        (189,591) $           -  $    (189,591)
     Cumulative effect of change in accounting for investment
       impairment (see Note 1)                                               (53,348)             -        (53,348)
     Other comprehensive income:
       Unrealized gains on available for sale securities                     195,712              -        195,712
       Realized investment gains, excluding impairment losses                (11,395)             -        (11,395)
       OTTI losses recognized in earnings                                     68,507              -         68,507
       OTTI losses recognized in other comprehensive income                  (21,157)             -        (21,157)
       Adjustment for assumed changes in liability for policy
         reserves and annuity account values                                  (1,951)             -         (1,951)
       Effect on deferred policy acquisition costs                           (82,408)             -        (82,408)
       Change in deferred income taxes                                       (22,831)             -        (22,831)
                                                                   ------------------------------------------------
     Total other comprehensive income                                        124,477              -        124,477
                                                                   ------------------------------------------------
Accumulated other comprehensive loss at
   December 31, 2009                                               $        (118,462) $           -  $    (118,462)
                                                                   ================================================


6. EMPLOYEE BENEFIT PLANS

Substantially all employees of the Company are covered by a qualified, noncontributory, defined benefit pension plan sponsored by SBC and certain of its affiliates. Benefits are based on years of service and an employee's highest average compensation over a period of five consecutive years during the last ten years of service.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

6. EMPLOYEE BENEFIT PLANS (CONTINUED)

During 2007, the SBC pension plan was frozen, at which point all benefits earned under the pension plan were frozen with no additional benefits eligible to be earned. If an employee was not fully vested as of July 1, 2007, vesting service continued and will continue until the employee is vested or employment ceases. This event was accounted for as a plan curtailment by SBC. In addition, the Company is providing a transition benefit for eligible employees based upon age and years of pension benefit service. The transition contributions will be paid over a five-year period.

Pension cost for the year is allocated to each sponsoring company. Separate information disaggregated by the sponsoring employer company is not available on the components of pension cost or on the funded status of the plan.

The Company participates in a profit-sharing and savings plan for which substantially all employees are eligible. Concurrent with the freezing of the defined benefit pension plan, the definition of pay under the profit-sharing and savings plan was expanded to include bonuses (except for purposes of the profit-sharing contribution) and the Company match was increased to 100% of the first 5% of pay contributed by an employee. Company contributions to the profit-sharing and savings plan charged to operations were $569,000, $7,046,000, and $1,488,000 for 2009, 2008, and 2007, respectively, and are included in the consolidated statements of operations in commissions and other operating expenses.

The Company participates in a number of annual discretionary incentive compensation plans and sales commissions for certain employees. Allocations to participants each year under these plans are based on the performance and discretion of the Company. The annual allocations to participants are fully vested at the time the Company determines such amounts.

The Company also has a long-term incentive plan for certain employees, which provides for vesting over a three-year period. Incentive compensation expense amounted to $3,078,000, $29,351,000, and $8,246,000 for 2009, 2008, and 2007,
respectively, and is included in the consolidated statements of operations in commissions and other operating expenses.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

7. REINSURANCE

Principal reinsurance assumed transactions for the years ended December 31, 2009, 2008, and 2007 are summarized as follows:


                                 2009            2008             2007
                             -----------------------------------------------
                                             (In Thousands)
Reinsurance assumed:
   Premiums received         $      24,083   $      35,612    $      41,164
                             ===============================================
   Commissions paid          $       2,236   $       3,335    $       3,412
                             ===============================================
   Claims paid               $       6,268   $       8,430    $       8,486
                             ===============================================
   Surrenders paid           $     103,384   $     141,146    $     210,590
                             ===============================================

Principal reinsurance ceded transactions for the years ended December 31, 2009, 2008, and 2007 are summarized as follows, impacted by the 2007 transfer of a block of deferred variable annuities business to another insurer:






                                  2009            2008             2007
                             -----------------------------------------------
                                             (In Thousands)
Reinsurance ceded:
   Premiums paid             $      33,574   $      50,444    $      75,378
                             ===============================================
   Commissions received      $       3,671   $       5,449    $       3,272
                             ===============================================
   Claim recoveries          $      30,457   $      38,139    $      20,629
                             ===============================================
   Surrenders recovered      $     152,798   $     181,701    $      58,888
                             ===============================================

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

7. REINSURANCE (CONTINUED)

In the accompanying consolidated financial statements, premiums, benefits, settlement expenses, and deferred policy acquisition costs are reported net of reinsurance ceded; policy liabilities and accruals are reported gross of reinsurance ceded. Reinsurance premiums and benefits are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to policyholders if the reinsurers are unable to meet their contractual obligations under the applicable reinsurance agreements. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers, monitors concentrations of credit risk arising from activities or economic characteristics of reinsurers, and requires collateralization of balances where allowable by contract.

At December 31, 2009 and 2008, the Company has receivables totaling $515,112,000 and $519,746,000, respectively, for reserve credits, reinsurance claims, and other receivables from its reinsurers. Substantially all of these receivables are collateralized by assets of the reinsurers held in trust. Life insurance in force ceded at December 31, 2009 and 2008 was $3.4 billion and $3.6 billion, respectively.

Effective October 1, 2007, the Company reinsured, through an 85% coinsurance of general account liabilities and an 85% modified coinsurance of separate account liabilities, a block of approximately 14,600 deferred annuity contracts with separate account balances of $1.3 billion. The Company received a reinsurance commission of $35.3 million and a separate account accrued expense allowance of $78.9 million, reduced by other related items of $6.1 million, for a total unearned profit liability of $108.1 million. This liability has been deferred and is being amortized over the estimated life of the business reinsured, in relation to its estimated gross profits. The Company has taken reserve credits of $13.4 million and $20.7 million for general account liabilities reinsured at December 31, 2009 and 2008, respectively, while separate account assets and liabilities continue to be reported on the books of the Company. The reserves were collateralized by assets of the reinsurer held in trust of $79.5 million and $47.6 million at December 31, 2009 and 2008, respectively.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

8. VARIABLE ANNUITY CONTRACTS

The Company offers variable annuity contracts for which investment income and gains and losses on separate account investments accrue directly to, and investment risk is borne by, the contract holder. Associated with these variable annuity contracts, the Company provides guarantees for the benefit of the annuity contract holder. The primary guarantees provided to annuity contract holders are the guaranteed minimum death benefit (GMDB), the guaranteed minimum withdrawal benefit (GMWB), and the guaranteed minimum income benefit (GMIB).

The GMDB provides a specific minimum return upon death. The Company offers six primary GMDB types:

     o RETURN OF PREMIUM DEATH BENEFIT provides the greater of account value or total deposits to the contract less any reductions due to partial withdrawals.

     o RESET provides the greater of a return of premium death benefit or the account value at the most recent five-year anniversary before the contract holder's age specified birthday (this age varies by product) adjusted for withdrawals.

     o ROLL-UP DEATH BENEFIT provides the greater of a return of premium death benefit or premiums adjusted for withdrawals accumulated generally at a 5% interest rate up to the earlier of an age specified in the contract (varies by product) or 200% of adjusted premiums.

     o STEP-UP DEATH BENEFIT provides the greater of a return of premium death benefit or the largest account value on a specified policy anniversary that occurs prior to a specified age adjusted for withdrawals. Currently, the Company offers products where the specified policy anniversary is annual, four-year, five-year, or six-year. For most contracts, the GMDB locks in at an age specified in the contract (this age varies by product).

     o ENHANCED DEATH BENEFIT provides the greater of a return of premium death benefit or the contract value plus the lesser of 50% of the contract gain or 50% of adjusted premiums. For policies issued to persons older than 70, the enhancement is 25% of the contract gain or 25% of adjusted premiums.

     o COMBO DEATH BENEFIT provides the greater of an annual step-up, roll-up, and/or enhanced death benefit.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

8. VARIABLE ANNUITY CONTRACTS (CONTINUED)

The following is a summary of the account values and net amount at risk, net of reinsurance, for variable annuity contracts with GMDB invested in both general and separate accounts as of December 31:


                                    2009                                    2008
                      ---------------------------------------------------------------------------
                                                 WEIGHTED                             WEIGHTED
                        ACCOUNT  NET AMOUNT       AVERAGE    ACCOUNT     NET AMOUNT   AVERAGE
                         VALUE     AT RISK     ATTAINED AGE   VALUE       AT RISK   ATTAINED AGE
                      ---------------------------------------------------------------------------
                                               (Dollars in Millions)

Return of premium   $    2,020   $      107       62        $    1,824   $      355       62
Reset                      128           10       54               111           31       54
Roll-up                    516           85       61               458          203       60
Step-up                  3,211          254       63             3,023          656       63
Combo                      193           55       67               164           85       66
                    -----------------------                 -----------------------
Subtotal                 6,068          511       63             5,580        1,330       62

Enhanced                    11            1       65                 -           28       66
                    -----------------------                 -----------------------
Total GMDB          $    6,079   $      512       63        $    5,580   $    1,358       61
                    =======================                 =======================

The liability for GMDBs on variable annuity contracts reflected in the general account as of December 31, 2009 and 2008 was $10,156,000 and $20,802,000,
respectively. The liability for GMWBs on variable annuity contracts reflected in the general account as of December 31, 2009 and 2008, was $14,622,000 and $30,236,000, respectively. The liability for GMIBs on variable annuity contracts reflected in the general account as of December 31, 2009 and 2008 was $2,725,000 and $2,802,000, respectively.

The Company's GMDB and GMIB SOP 03-1 reserves are equal to the current benefit ratio multiplied by the cumulative assessments less cumulative excess death benefit payments plus accrued interest. The current benefit ratio is equal to the present value of actual and expected excess payments divided by the present value of actual and expected assessments. Separate benefit ratios are maintained for GMDB and GMIB.

The Company recalculates its GMDB, GMWB, and GMIB reserves at each reporting date, and the resulting change in liability is recognized in the consolidated statements of operations as benefit expense. The Company regularly reviews the assumptions used in the GMDB, GMWB, and GMIB reserve calculations and will adjust the assumptions as actual experience or other evidence suggests that earlier assumptions should be unlocked. The Company's SOP 03-1 reserve calculation uses assumptions the same as those used in its deferred policy acquisition cost model.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

8. VARIABLE ANNUITY CONTRACTS (CONTINUED)

The following assumptions were used to determine the GMDB and GMIB reserves as of December 31, 2009:

     o Data used was based on a combination of historical numbers and future projections involving 500 stochastic scenarios.

     o     Mean long-term gross blended separate account growth rate is 8.5%.

     o     Long-term equity volatility is 18%.

     o     Long-term bond volatility is 5%.

     o     Mortality is 100% of Annuity 2000 table.

     o Asset fees are equal to fund management fees and product loads (vary by product).

     o     Discount rate is equivalent to the credited rate (vary by product).

     o     Lapse rates vary by product and duration.

The following assumptions were used to determine the GMWB reserves classified under ASC Topic 820 as of December 31, 2009:

      o Data used was based on current market conditions and projections involving 1,000 risk-neutral stochastic scenarios.

      o     Mortality is 100% of Annuity 2000 table.

      o Asset fees are equal to fund management fees and product loads (vary by product).

      o Current volatility surface (3 months-5 years) of 22% graded to 28% at year 5, graded to 21% at year 30, and graded to the long-term average of 18% at end of projection year 60.

      o Discount rate used is the levelized forward swap rate plus an option-adjusted spread from the Merrill Lynch corporate insurance bond index.

      o    Policyholder lapse rates are set to 90% of the assumed base lapses.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

9. INCOME TAXES

The Company files a consolidated life/nonlife federal income tax return with SBMHC. Income taxes are allocated to the Company as if it filed a separate return. With few exceptions, SBMHC is no longer subject to U.S. federal and state examinations by tax authorities for years before 2004. The Internal Revenue Service (IRS) is not currently examining any of SBMHC's federal tax returns. The provision for income taxes includes current federal income tax expense or benefit and deferred income tax expense or benefit due to temporary differences between the financial reporting and income tax bases of assets and liabilities.

As of December 31, 2009, the Company has $344 million of gross unrecognized tax benefits. The Company recognizes interest and penalties related to unrecognized tax benefits in interest expense as a component of operating expenses. The Company recorded no interest for the year ended December 31, 2009 and recorded a liability at December 31, 2009 of $327,000.

Income tax expense (benefit) consists of the following for the years ended December 31, 2009, 2008, and 2007:

                          2009            2008             2007
                      -----------------------------------------------
                                      (In Thousands)

Current               $       3,579   $      (2,176)   $       4,603
Deferred                      1,477         (11,864)         (10,339)
                      -----------------------------------------------
                      $       5,056   $     (14,040)   $      (5,736)
                      ===============================================

A net operating loss (NOL) of $285 million from 2008 is available to offset future taxable income. The NOL is available for use until 2029.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

9. INCOME TAXES (CONTINUED)

The differences between reported income tax expense (benefit) and that resulting from applying the statutory federal rate to income before income tax expense (benefit) are as follows:
                                          2009            2008           2007
                                   ---------------------------------------------

                                                       (In Thousands)
Federal income tax expense
   (benefit) computed at
   statutory rate                  $      (6,687)  $    (149,889)   $    11,775
Increases (decreases) in taxes
   resulting from:
     Valuation allowance                  13,584         143,165              -
     Dividends received deduction         (3,576)         (6,061)       (12,019)
     Credits                                (320)         (1,126)        (1,959)
     Prior period adjustments              1,593              (8)        (2,292)
     Other                                   462            (121)        (1,241)
                                   ---------------------------------------------
                                   $       5,056   $     (14,040)   $    (5,736)
                                   =============================================

Credits primarily result from low-income housing tax credits. Other includes tax-exempt interest and other tax-exempt earnings, nondeductible meals and entertainment, nondeductible dues and penalties, and other miscellaneous differences and adjustments.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

9. INCOME TAXES (CONTINUED)

Net deferred income tax assets or liabilities consist of the following:


                                                              DECEMBER 31
                                                         2009             2008
                                                  ------------------------------
                                                           (In Thousands)
Deferred income tax assets:
   Future policy benefits                         $       40,344  $      35,102
   Net operating loss                                     12,812         14,584
   Deferred loss on investments                          128,022        143,542
   Deferred gain on life coinsurance agreement             1,498          1,972
   Net unrealized capital loss on investments             76,621        124,329
   Other invested assets                                   8,960          4,638
   Other                                                   5,848          2,628
                                                  ------------------------------
Total deferred income tax assets                         274,105        326,795
Valuation allowance                                     (128,022)      (143,165)
                                                  ------------------------------
Net deferred income tax assets                           146,083        183,630

Deferred income tax liabilities:
   Deferred policy acquisition costs                     109,864        149,359
   Depreciation                                            5,546          1,994
   Deferred gain on investments                            4,143          4,381
   Other                                                   7,531         11,817
                                                  ------------------------------
 Total deferred income tax liabilities                   127,084        167,551
                                                  ------------------------------
 Net deferred income tax assets                   $       18,999  $      16,079
                                                  ==============================

The Company assesses the available positive and negative evidence surrounding the recoverability of the deferred income tax assets and applies its judgment in estimating the amount of valuation allowance necessary under the circumstances. As of December 31, 2009 and 2008, the Company recorded a $128.0 million and $143.2 million valuation allowance, respectively, on capital losses that management believes will not be realizable in the foreseeable future, as capital losses must be used against capital gains within five years.

It is anticipated that the potential acquisition transaction, described in Note 1, would trigger a limitation under Internal Revenue Code Section 382, which restricts how much of SBMHC's pre-transaction NOLs can be used in a given year. Because of the anticipated limitation, the Company believes the use of the NOL deferred tax asset will be significantly limited if the business combination is consummated.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

9. INCOME TAXES (CONTINUED)

On September 25, 2007, the IRS issued Revenue Ruling 2007-61, in which it announced that it intends to issue final regulations with respect to certain computational aspects of the dividends received deduction (DRD) related to separate account assets held in connection with variable life insurance and annuity contracts of life insurance companies. Revenue Ruling 2007-61 suspended a revenue ruling issued in August 2007 that purported to change accepted industry and IRS interpretations of the statutes governing these computational questions. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other members of the public will have the opportunity to raise legal and practical questions about the content, scope, and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time, but they may result in the elimination of some or all of the separate account DRD tax benefit that the Company receives. Management believes that is likely that any such regulations would apply prospectively only. Additionally, included in the Administration's 2011 Revenue Proposals is a provision to modify the DRD for life insurance companies' separate accounts, which if enacted could significantly reduce the DRD tax benefits the Company receives prospectively, beginning in 2011. For the year ended December 31, 2009, the Company recorded a benefit of approximately $3.4 million related to the current year's separate account DRD.

On March 19, 2010, the Company filed refund claims with the IRS in the amount of $7,396,000 for 2004 and $1,311,000 for 2003 pursuant to Revenue Procedure 2009-52. This Revenue Procedure provided the guidance for the provision of the American Recovery and Reinvestment Act of 2009, which extended the carryback of the 2008 or 2009 NOLs for up to five years. With the carryback to 2003, the Company could be subject to examinations by the IRS for this year.

10. BUSINESS COMBINATIONS

On June 15, 2007, SGI acquired the assets of Avera Global Partners, L.P., an asset management business primarily involved in the management of global assets, through an asset purchase. The acquisition was accounted for using the purchase method and 100% of the results since June 15, 2007 have been included in the consolidated financial statements. The acquisition provided the Company with global asset management capabilities. The aggregate purchase price was $3.5 million. During 2008, additional acquisition costs were incurred increasing the original allocation of goodwill by $444,000 to $3.3 million at December 31, 2008. SGI was subsequently sold to SBC on December 30, 2008 (see Note 16).

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

10. BUSINESS COMBINATIONS (CONTINUED)

The following table summarizes the Company's allocation of the estimated fair values of the assets acquired and liabilities assumed at the date of acquisition (in thousands):

Current assets                                              $       1,314
Fixed and other assets                                                 38
Intangible assets subject to amortization:
   Noncompetition agreements                                          280
Goodwill not subject to amortization                                3,341
                                                          ----------------
                                                                    4,973
Current liabilities                                                 1,508
                                                          ----------------
Net assets acquired                                         $       3,465
                                                          ================

The intangible asset subject to amortization is being amortized straight-line over seven years. Goodwill and intangible assets are deductible for tax purposes.

On January 17, 2008, Avon Holdings, LLC, a limited liability company controlled by the Company and its parent, SBC, acquired 100% of the outstanding shares and membership interests of Rydex Holdings, Inc. (Rydex) and Investment Capital Technologies, LLC (Investment Capital). Rydex and Investment Capital were merged into Avon Holdings, LLC, which was renamed Rydex Holdings, LLC (RHLLC) upon completion of the merger. The Company held a 60.5% ownership interest in RHLLC and SBC owned 39.5%. Effective December 30, 2008, the Company sold its entire interest in RHLLC to SBC (see Note 16).

RHLLC is a holding company whose subsidiaries principally sponsor, advise, and manage nontraditional, quantitative-oriented, open-end mutual funds and exchange-traded funds that cover a wide range of traditional and alternative asset classes. The value of RHLLC was determined based upon an independent appraisal that considered market multiples for similar entities, similar recent market transactions, and other relevant factors. The aggregate purchase price was $751.6 million, with acquisition costs totaling $12.1 million (net assets acquired of $763.7 million).

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

10. BUSINESS COMBINATIONS (CONTINUED)

The following table summarizes the allocation of the estimated fair values of assets acquired and liabilities assumed by the Company and SBC at the date of acquisition (in thousands):


    Cash and cash equivalents                                    $    33,527
    Other current assets                                              12,122
    Fixed and other assets                                             6,169
    Intangible assets not subject to amortization:
      Management contracts                                           328,000
      Trade name                                                     205,500
    Intangible assets subject to amortization:
      Processes and technology                                        39,800
      Noncompetition agreements                                       19,600
    Goodwill not subject to amortization                             139,663
                                                                 ------------
                                                                     784,381
    Current liabilities                                               20,713
                                                                 ------------
    Net assets acquired                                          $   763,668
                                                                 ============

The weighted average amortization period is 8.4 years for the intangible assets subject to amortization. The goodwill and intangible assets amortization are deductible for income tax purposes.

On January 7, 2008, the Company's affiliate, SI (which was 90% owned by the Company at that time), acquired through an asset purchase an asset management business primarily involved in the management of large-cap and mid-cap growth assets. The aggregate purchase price was $500,000 and the acquisition was accounted for using the purchase method. SI was subsequently sold to SBC at December 30, 2008 (see Note 16).

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

10. BUSINESS COMBINATIONS (CONTINUED)

The following table summarizes the Company's allocation of the estimated fair values of assets acquired and liabilities assumed at the date of acquisition (in thousands):


    Intangible assets subject to amortization:
      Noncompetition agreements                                 $       228
    Goodwill not subject to amortization                              1,209
                                                                ------------
                                                                      1,437
    Current liabilities                                                 937
                                                                ------------
    Net assets acquired                                         $       500
                                                                ============

The intangible asset subject to amortization is being amortized straight-line over five years. The goodwill and intangible assets are deductible for income tax purposes.

11. GOODWILL AND OTHER INTANGIBLE ASSETS

An analysis of the goodwill and other intangible assets balances is presented below for the year ended December 31:

                                                         OTHER
                                                       INTANGIBLE
                                           GOODWILL      ASSETS        TOTAL
                                          -------------------------------------
                                                     (In Thousands)

   Balance at January 1, 2007             $        -   $        -   $        -
    Acquisitions                               2,896          280        3,176
    Amortization                                   -          (20)         (20)
                                          -------------------------------------
   Balance at December 31, 2007                2,896          260        3,156
    Acquisitions                             141,317      593,128      734,445
    Amortization                                   -       (7,625)      (7,625)
    Impairment                                     -       (7,300)      (7,300)
    Sale of subsidiaries to SBC             (144,213)    (578,463)    (722,676)
                                          -------------------------------------
   Balance at December 31, 2008 and 2009  $        -   $        -   $        -
                                          =====================================

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

11. GOODWILL AND OTHER INTANGIBLE ASSETS (CONTINUED)

Impairment of goodwill and intangibles is evaluated annually. During 2008, an impairment of $7.3 million was recognized for the trade name intangible acquired as part of the RHLLC acquisition. The fair value of the trade name was determined based on discounted future cash flows.

12. CONDENSED FAIR VALUE INFORMATION

FAIR VALUE HIERARCHY

In accordance with ASC Topic 820, the Company groups its financial assets and liabilities measured at fair value in three levels, based on the inputs and assumptions used to determine the fair value. The levels are as follows:

      Level 1 - Valuations are based upon unadjusted quoted prices for identical instruments traded in active markets. Level 1 assets include cash and cash equivalents and separate account assets.

      Level 2 - Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model- based valuation techniques for which significant assumptions are observable in the market. Level 2 assets include U.S. Treasury notes and bonds, other U.S. government securities, debt securities, and certain asset-backed and mortgage-backed securities that are model-priced by vendors using inputs that are observable or derived principally from or corroborated by observable market data.

      Level 3 - Valuations are generated from techniques that use significant assumptions not observable in the market. These unobservable assumptions reflect the Company's assumptions that market participants would use in pricing the asset or liability. Valuation techniques include the use of option pricing models, discounted cash flow models, spread- based models, and similar techniques, using the best information available in the circumstances. Level 3 assets include private placements, structured products, and certain debt securities and asset-backed securities priced using broker quotes or other methods that used unobservable inputs.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

12. CONDENSED FAIR VALUE INFORMATION (CONTINUED)

DETERMINATION OF FAIR VALUE

Under ASC Topic 820, the Company bases fair values on the price that would be received to sell an asset (exit price) or paid to transfer a liability in an orderly transaction between market participants at the measurement date. It is the Company's policy to maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements, in accordance with the fair value hierarchy in ASC Topic 820.

The following tables present categories reported at fair value on a recurring basis for the year ending December 31, 2009:

                                                                            2009
                                             -------------------------------------------------------------------
                                                                           FAIR VALUE HIERARCHY LEVEL
                                                               -------------------------------------------------
                                                FAIR VALUE        LEVEL 1           LEVEL 2          LEVEL 3
                                             -------------------------------------------------------------------
                                                                        (In Thousands)
    Assets:
      Cash equivalents                       $       144,909   $      144,909   $            -   $            -
      Bonds:
         U.S. Treasury securities and
            obligations of U.S. government
            corporations and agencies                 16,705                -           16,705                -
         Obligations of government-
            sponsored enterprises                    206,336                -          206,336                -
         Corporate securities                        831,625                -          654,623          177,002
         Commercial mortgage-backed
            securities                                40,270                -           38,565            1,705
         Residential mortgage-backed
            securities                             1,316,339                -        1,233,270           83,069
         Other mortgage-backed securities             62,942                -           62,942                -
         Collateralized debt obligations              71,199                -            2,278           68,921
         Other debt obligations                      354,581                -           78,320          276,261
                                             -------------------------------------------------------------------
      Total bonds                                  2,899,997                -        2,293,039          606,958
                                             -------------------------------------------------------------------
      Equity securities:
         Financial                                     4,513                -            1,927            2,586
         Fund                                         30,768                -           30,768                -
         Technology                                    4,869                -            4,869                -
         Transportation                                    1                -                -                1
         Government                                   64,760                -                -           64,760
                                             -------------------------------------------------------------------
      Total equities                                 104,911                -           37,564           67,347
                                             -------------------------------------------------------------------
      Short-term                                      69,959                -           69,959                -
      Separate account assets                      4,980,210        4,980,210                -                -
                                             -------------------------------------------------------------------
    Total assets                             $     8,199,986   $    5,125,119   $    2,400,562   $      674,305
                                             ===================================================================

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

12. CONDENSED FAIR VALUE INFORMATION (CONTINUED)

                                                                            2009
                                             -------------------------------------------------------------------
                                                                           FAIR VALUE HIERARCHY LEVEL
                                                               -------------------------------------------------
                                               FAIR VALUE          LEVEL 1          LEVEL 2          LEVEL 3
                                             -------------------------------------------------------------------
                                             (In Thousands)
    Liabilities:
      Interest rate swaps                    $         1,657   $            -   $            -   $        1,657
                                             -------------------------------------------------------------------
    Total liabilities                        $         1,657   $            -   $            -   $        1,657
                                             ===================================================================

The following tables present categories reported at fair value on a recurring basis for the year ending December 31, 2008:

                                                                            2008
                                             -------------------------------------------------------------------
                                                                           FAIR VALUE HIERARCHY LEVEL
                                                               -------------------------------------------------
                                                FAIR VALUE         LEVEL 1          LEVEL 2          LEVEL 3
                                             -------------------------------------------------------------------
                                                                        (In Thousands)
    Assets:
      Cash equivalents                       $        50,872   $       50,872   $            -   $            -
      Bonds:
         U.S. Treasury securities and
            obligations of U.S. government
            corporations and agencies                 14,834                -           14,834                -
         Obligations of government-
            sponsored enterprises                     10,923                -           10,923                -
         Corporate securities                      1,110,656                -          913,841          196,815
         Commercial mortgage-backed
            securities                                  137                 -              137                -
         Residential mortgage-backed
            securities                             1,498,611                -        1,498,611                -
         Other mortgage-backed securities             23,078                -           23,078                -
         Collateralized debt obligations              94,677                -            8,450           86,227
         Other debt obligations                      148,891                -           29,953          118,938
                                             -------------------------------------------------------------------
      Total bonds                                  2,901,807                -        2,499,827          401,980
      Equity securities:
         Financial                                     1,960                -                -            1,960
         Fund                                         14,121                -           14,121                -
         Transportation                                    1                -                -                1
         Government                                   66,170                -                -           66,170
                                             -------------------------------------------------------------------
      Total equities                                  82,252                -           14,121           68,131
      Separate account assets                      4,507,767        4,507,767                -                -
                                             -------------------------------------------------------------------
    Total assets                             $     7,542,698   $    4,558,639   $    2,513,948   $      470,111
                                             ===================================================================

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

12. CONDENSED FAIR VALUE INFORMATION (CONTINUED)

                                                                            2008
                                             -------------------------------------------------------------------
                                                                           FAIR VALUE HIERARCHY LEVEL
                                                               -------------------------------------------------
                                                FAIR VALUE         LEVEL 1          LEVEL 2          LEVEL 3
                                             -------------------------------------------------------------------
                                                                        (In Thousands)
     Liabilities:
       Interest rate swaps                   $         5,796   $            -   $            -   $        5,796
                                             -------------------------------------------------------------------
     Total liabilities                       $         5,796   $            -   $            -   $        5,796
                                             ===================================================================

The changes for all Level 3 assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs for the years ended December 31, 2009 and 2008, are as follows:


                                          TOTAL REALIZED/UNREALIZED                                                     CHANGE IN
                                              GAINS AND LOSSES                                                         UNREALIZED
                                         ----------------------------                                                     GAINS
                                                         INCLUDED IN     PURCHASES,                                    (LOSSES) IN
                            BALANCE AT     INCLUDED         OTHER        ISSUANCES,                     BALANCE AT       NET LOSS
                            JANUARY 1,        IN        COMPREHENSIVE    SALES, AND                    DECEMBER 31,   FOR POSITIONS
                              2009         NET LOSS     INCOME (LOSS)   SETTLEMENTS       TRANSFERS        2009         STILL HELD
                          ----------------------------------------------------------------------------------------------------------
                                                                       (In Thousands)
Assets:
  Bonds:
  Corporate securities    $     196,815  $     (2,652)  $      15,495  $        2,484   $    (35,140)  $    177,002   $      12,843
  Commercial mortgage-
     backed securities                -             -              33            (257)         1,929          1,705              33
  Residential mortgage-
     backed securities                -             -          17,486          (5,786)        71,369         83,069          17,486
  Collateralized debt
     obligations                 86,227       (23,582)        (22,150)         25,866          2,560         68,921         (45,732)
  Other debt obligations        118,938       (16,716)         13,668         162,159         (1,788)       276,261          (3,048)
                          ----------------------------------------------------------------------------------------------------------
  Total bonds                   401,980       (42,950)         24,532         184,466         38,930        606,958         (18,418)

  Equities:
      Financial                   1,960             -           1,608               2           (984)         2,586           1,608
      Transportation                  1             -               -               -              -              1               -
      Government                 66,170             -               -          (1,410)             -         64,760               -
                          ----------------------------------------------------------------------------------------------------------
  Total equities                 68,131             -           1,608          (1,408)          (984)        67,347           1,608
                          ----------------------------------------------------------------------------------------------------------
Total assets              $     470,111  $    (42,950)  $      26,140  $      183,058   $     37,946   $    674,305   $     (16,810)
                          ==========================================================================================================
Liabilities:
   Interest rate swaps    $       5,796  $     (1,390)  $           -  $       (2,749)  $          -   $      1,657   $           -
                          ==========================================================================================================

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

12. CONDENSED FAIR VALUE INFORMATION (CONTINUED)

                                                                                                                        CHANGE IN
                                          TOTAL REALIZED/UNREALIZED                                                    UNREALIZED
                                               GAINS AND LOSSES                                                           GAINS
                                         ----------------------------
                                                         INCLUDED IN      PURCHASES,                                   (LOSSES) IN
                            BALANCE AT     INCLUDED         OTHER         ISSUANCES,                    BALANCE AT      NET LOSS
                            JANUARY 1,        IN        COMPREHENSIVE     SALES, AND                   DECEMBER 31,   FOR POSITIONS
                              2008         NET LOSS         INCOME       SETTLEMENTS     TRANSFERS         2008         STILL HELD
                          ----------------------------------------------------------------------------------------------------------
                                                                       (In Thousands)
Assets:
  Bonds                   $     880,800  $   (377,867)  $       9,552  $     (115,760)  $      5,255   $    401,980   $    (206,835)
  Equities                       84,888        (5,400)         (4,256)         (7,101)             -         68,131          (4,127)
  Mutual funds                   12,912             -               -               -        (12,912)             -               -
                          ----------------------------------------------------------------------------------------------------------
Total assets              $     978,600  $   (383,267)  $       5,296  $     (122,861)  $     (7,657)  $    470,111   $    (210,962)
                          ==========================================================================================================
Liabilities:
   Interest rate swaps    $       2,561  $      1,202   $           -  $        2,033   $          -   $      5,796   $           -
                          ==========================================================================================================

Assets transferred into and out of Level 3 during 2009 were $80.1 million and $42.2 million, respectively, and during 2008 were $5.3 million and $12.9 million, respectively. The majority of assets transferred into Level 3 include those assets that the Company was no longer able to obtain a price from a recognized third-party pricing vendor. The majority of assets transferred out of Level 3 include assets that were sold during 2009 or 2008.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

      Cash equivalents and short-term investments - The carrying amounts reported in the consolidated balance sheets for these instruments approximate their fair values.

      Investment securities - Fair values for bonds are based on quoted market prices, if available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services, from applicable market indices, or by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities are based on quoted market prices.

      Business-owned life insurance and mortgage loans - The carrying amounts reported in the consolidated balance sheets for these instruments approximate their fair value.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

12. CONDENSED FAIR VALUE INFORMATION (CONTINUED)

      Interest rate swaps - Fair values of the Company's interest rate swaps are estimated based on dealer quotes, quoted market prices of comparable contracts adjusted through interpolation where necessary for maturity differences, or, if there are no relevant comparable contracts, pricing models or formulas using current assumptions.

      Policy loans - Fair values for policy loans are estimated using discounted cash flow analyses based on market interest rates for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

      Investment-type insurance contracts - The fair values of the Company's reserves and liabilities for investment-type insurance contracts are estimated using discounted cash flow analyses based on risk-free rates, nonperformance risk, and a risk margin. Investment-type insurance contracts include insurance, annuity, and other policy contracts that do not involve significant mortality or morbidity risk and are only a portion of the policyholder liabilities appearing in the consolidated balance sheets. Insurance contracts include insurance, annuity, and other policy contracts that do involve significant mortality or morbidity risk. The fair values for insurance contracts, other than investment-type contracts, are not required to be disclosed.

      Long-term debt and mortgage debt - Fair values for long-term debt and mortgage debt are estimated using discounted cash flow analyses based on current borrowing rates for similar types of borrowing arrangements.

      Separate account assets and liabilities - The assets held in the separate account consist of actively traded mutual funds that have daily quoted net asset values and are carried at quoted market values or, where quoted market values are not available, at fair market values as determined by the investment manager. The carrying amounts for separate account assets and liabilities reported in the consolidated balance sheets approximate their fair values.

ASC Topic 825, Disclosures About Fair Value of Financial Instruments, requires disclosures of fair value information about financial instruments, whether recognized or not recognized in a company's balance sheet, for which it is practicable to estimate that value.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

12. CONDENSED FAIR VALUE INFORMATION (CONTINUED)

ASC Topic 825 excludes certain insurance liabilities and other nonfinancial instruments from its disclosure requirements. However, the liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk that minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts. The fair value amounts presented herein do not include an amount for the value associated with customer or agent relationships, the expected interest margin (interest earnings in excess of interest credited) to be earned in the future on investment-type products, or other intangible items. Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value of the Company; likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

                                             DECEMBER 31, 2009                DECEMBER 31, 2008
                                      ----------------------------------------------------------------
                                         CARRYING           FAIR           CARRYING          FAIR
                                          AMOUNT           VALUE            AMOUNT          VALUE
                                      ----------------------------------------------------------------
                                                                (In Thousands)

    Cash and cash equivalents         $      332,945   $      332,945   $     211,333   $     211,333
    Bonds (Note 2)                         2,930,462        2,929,390       2,927,915       2,927,126
    Equity securities (Note 2)               104,911          104,911          82,252          82,252
    Notes receivable from affiliate          740,239          778,925         740,239         756,100
    Mortgage loans                            10,746           10,746          12,642          12,642
    Policy loans                             113,128          113,929         121,838         122,372
    Business-owned life insurance             22,606           22,606          26,500          26,500
    Separate account assets                4,980,210        4,980,210       4,507,767       4,507,767
    Supplementary contracts
      without life contingencies             (10,249)         (10,059)        (11,681)        (13,273)
    Individual and group annuities        (4,041,627)      (3,976,037)     (4,206,905)     (4,075,868)
    Long-term debt                          (150,000)         (53,429)       (150,000)        (51,412)
    Mortgage debt                            (38,639)         (40,300)        (40,549)        (47,403)
    Interest rate swaps                       (1,657)          (1,657)         (5,796)         (5,796)
    Separate account liabilities          (4,980,210)      (4,980,210)     (4,507,767)     (4,507,767)

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

13. COMMITMENTS AND CONTINGENCIES

In 2008, the Company's subsidiaries leased office space under several operating lease agreements. The leases contained escalation clauses that varied but averaged at a rate of 2%. Total expense for all operating leases amounted to $3,439,000 for the year ending December 31, 2008. These subsidiaries were sold on December 30, 2008. There was no operating lease expense in 2009.

In connection with its investments in certain limited partnerships, the Company is committed to invest additional capital of $9.9 million and $15.0 million at December 31, 2009 and 2008, respectively, over the next few years as required by the general partner.

Guaranty fund assessments are levied on the Company by life and health guaranty associations in most states to cover policyholder losses of insolvent or rehabilitated insurers. At December 31, 2009 and 2008, the Company has reserved $1,680,000 and $1,982,000, respectively, to cover current and estimated future assessments, net of related premium tax credits.

ERISA Matters: The Company has been named, among several others, as defendants in a putative class action filed in federal court in the Western District of Washington, captioned as Daniels-Hall et al., v. National Education Association, et al., No. C 07-5339 RBL, challenging under the Employee Retirement Income Security Act of 1974 (ERISA) payments made by the Company to National Education Association's (NEA) Member Benefits Corporation under the NEA Valuebuilder Program. The other defendants include other affiliates of the Company (including
SDI), unaffiliated companies, and individuals. The plaintiffs claim that all of the defendants, among other things, failed to prudently and loyally manage plan assets, failed to provide complete and accurate information, engaged in prohibited transactions, and breached their fiduciary duty under ERISA in connection with the payments described above. The plaintiffs seek unspecified damages and injunctive relief. The Company and the other defendants filed motions to dismiss the complaint based primarily on the grounds that ERISA does not apply to the matters alleged in the complaint. The court granted defendants' motions to dismiss on May 23, 2008 and all claims against the Company and the other defendants were dismissed. The plaintiffs appealed this decision to the Ninth Circuit Court of Appeals. All briefs were filed, and oral arguments were held. The U.S. Department of Labor filed an amicus brief supporting the defendants' position in this matter. The Company does not believe that the class action claims have merit and intends to defend against the claims vigorously.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

13. COMMITMENTS AND CONTINGENCIES (CONTINUED)

BMCA Asbestos litigation: The Company has been named as a party in the case of Official Committee of Asbestos Claimants of G-I Holdings, Inc., v. BMCA Holdings Corporation of America, et. al., Case No. 01-30135. On July 7, 2004, the Official Committee Asbestos Claimants (the Asbestos Committee) in the G-I Holdings Inc. bankruptcy proceeding filed an adversary proceeding complaint (as subsequently amended) against Security Benefit Group, which was merged with and into SBC on January 1, 2005, and the Company, among hundreds of other defendants who purportedly held publicly traded bonds issued by a subsidiary of G-I Holdings, Inc., Building Materials Corporation of America (BMCA). The Asbestos Committee alleges the transfer of a certain roofing business to BMCA in 1994 was a "fraudulent transfer." Recovery is sought against the alleged "initial transferee" of the roofing business, BMCA, as well as alleged "mediate" or "immediate" transferees of those assets, specifically the holders of various public debt issues by BMCA. Because the BMCA bondholders acquired liens on the assets of BMCA in December 2000, the Asbestos Committee alleges that the bondholders acquired the same roofing business assets (or a security interest therein) originally transferred in 1994. The Asbestos Committee seeks to (1) acquire all the assets of BMCA as assets of G-I Holdings, where the Asbestos Committee is a substantial creditor; (2) set aside liens in those assets currently held by the bondholders; and (3) recover principal and interest paid on the bonds since December 2000. In connection with a cost-benefit analysis ordered by the bankruptcy court, the Asbestos Committee has submitted a proposed second amended complaint that seeks similar relief but proceeds on additional theories, including that the liens acquired by the bondholders in December 2000 were themselves fraudulent transfers of G-I Holdings' assets. The Company and other defendant bondholders have denied the Asbestos Committee's claims. A motion to dismiss the amended complaint was argued to the bankruptcy court on April 5, 2005 and denied by the bankruptcy court in January 2006. Subsequently, the United States District Court for the District of New Jersey directed the bankruptcy court to conduct further proceedings, including a cost-benefit analysis, to determine whether the action should proceed, be dismissed, or be stayed pending resolution of other matters in the bankruptcy court. Through January 31, 2008, however, the cost-benefit analysis was stayed pending a mediation of all disputes between G-I Holdings, Inc, BMCA and the Asbestos Committee (not involving the bondholders). The stay was terminated on February 1, 2008, but reinstated when settlement talks between such parties resumed in the summer of 2008. Those talks resulted in an agreed Plan of Reorganization for G-I Holdings pursuant to which all claims against the bondholders would be dismissed with prejudice upon confirmation of the plan. The Disclosure Statement was approved

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

13. COMMITMENTS AND CONTINGENCIES (CONTINUED)

by the bankruptcy court on December 4, 2008 and plan confirmation proceedings were scheduled. The settlement was presented to the bankruptcy court for approval. In the meantime, the IRS filed an objection to the settlement claiming the settlement failed to properly address IRS liens. The EPA also filed an objection maintaining the debtors had not made adequate provisions for its claims. A revised reorganization plan was filed in July 2009. The revised plan includes a release for bondholders, including the Company. The court accepted the plan and overruled all objections. The IRS has appealed the decision. The Third Circuit granted the IRS's request for stay. The debtors have asked for the stay to be dismissed because the appeal is moot given that the G-I Plan has been confirmed, gone effective, and been consummated. The Company is unable to predict the outcome of these matters, nor is management able to estimate the amount or range of possible loss, if any, to the Company. Management believes the outcome of this litigation will not be material to the Company's results of operations or financial condition.

Maclin matter: The Company has been named as a party in the case of London Maclin, Choncyi Maclin, a minor, and Lisa Maclin, as next of friend v. Security Benefit Insurance Companies, Ebonye R. Dillard and John Does 1-5, filed in the Probate Court in Shelby County, Tennessee. Plaintiffs allege the Company owes on a death claim, which the Company has already paid. Plaintiffs claim the Company paid the entire death claim to defendant Ebonye Dillard via electronic funds transfer (EFT). The annuity was paid to all three beneficiaries: one payment sent to defendant Dillard via ETF and the other two payments, belonging to the minor plaintiffs, were paid by check sent by U.S. mail. The Company paid about $70,000 in benefits to the two minor plaintiffs. The checks to the two minor plaintiffs were stolen and cashed by defendant Dillard. As a result of this action, defendant Dillard has been convicted of theft and ordered to pay restitution. Plaintiffs are alleging negligence, breach of contract, and bad faith against the Company. Plaintiffs request damages of $150,000 plus $250,000 in punitive damages. The Company has filed a motion to dismiss. The Company is not able to form a conclusion as to whether an unfavorable outcome is either probable or remote, nor is the Company able to estimate the amount or range of possible loss, if any, to the Company.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

13. COMMITMENTS AND CONTINGENCIES (CONTINUED)

State of Alabama matters: The staff of the Alabama Securities Commission has investigated whether SDI transacted business in Alabama as a broker-dealer or broker-dealer agent for securities without benefit of registration or exemption from registration in violation of the Alabama Securities Act (the Act) and unlawfully effected securities transactions with residents of the state of Alabama from October 11, 2002 to November 21, 2006 in violation of the Act. The staff of the Alabama Securities Commission has presented for the Company's review a consent order under which the Company, SDI, Educator Benefits Corporation (EBC), and the Alabama Education Association (AEA) would agree to disgorge $1,650,000 to participants in products sponsored by the AEA. This amount represents the administrative, advertising, and conference fees that were paid to AEA and EBC from 2000 to 2007 by the Company and another unaffiliated life insurance company. The proposed consent order also seeks from the Company and SDI jointly $75,000 for an administrative assessment and $75,000 to reimburse the Commission for the cost of its investigation. The Company understands that this matter is on hold and has not heard from the Alabama Securities Commission staff since February 2009. The Company intends to vigorously defend this matter.

Guarantees of affiliates: The Company has provided a payment guarantee on behalf of its affiliate, se(2), to certain of se(2)'s customers that have entered into third-party administration agreements with se(2).

Other legal and regulatory matters: In the ordinary course of business, the Company is in discussions with its regulators about matters raised during regulatory examinations or otherwise subject to their inquiry. These matters could result in censures, fines, or other sanctions. Management believes the outcome of any resulting actions will not be material to the Company's results of operations or financial condition. However, the Company is unable to predict the outcome of these matters.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

13. COMMITMENTS AND CONTINGENCIES (CONTINUED)

Various legal proceedings and other matters have arisen in the ordinary course of the Company's business. Management is of the opinion that the Company has substantial defenses with respect to these matters, and the Company's ultimate liability, if any, resulting from such matters will not be material to its results of operations or financial position.

14. LONG-TERM DEBT

At December 31, 2009, the Company has access to a $190 million line of credit facility from FHLB. Overnight borrowings in connection with this line of credit bear interest at 0.15% over the Federal Funds rate (0.25% at December 31, 2009). The Company had no borrowings under this line of credit at December 31, 2009. The amount of the line of credit is determined by the fair market value of the Company's available collateral held by FHLB, primarily mortgage- backed securities, not already pledged as collateral under existing contracts as of December 31, 2009.

The Company has outstanding surplus notes of $150 million at December 31, 2009 and 2008. The surplus notes consist of $50 million of 8.75% notes issued in May 1996 and maturing on May 15, 2016 and $100 million of 7.45% notes issued in October 2003 and maturing on October 1, 2033. The surplus notes were issued pursuant to Rule 144A under the Securities Act of 1933. The surplus notes have repayment conditions and restrictions, whereby each payment of interest or principal on the surplus notes may be made only with the prior approval of the Kansas Insurance Commissioner and only out of surplus funds that the Kansas Insurance Commissioner determines to be available for such payment under the Kansas Insurance Code.

15. MORTGAGE DEBT

The primary mortgage financing for the Company's home office property was arranged through FHLB, which also occupies a portion of the premises. Although structured as a sale-leaseback transaction supporting $50 million of industrial revenue bonds issued by the City of Topeka and held by FHLB, substantially all of the risks and rewards of property ownership have been retained by the Company. Accordingly, the arrangement has been accounted for as a mortgage financing of the entire premises by the Company, with an operating lease from FHLB for the portion of the premises that it presently occupies (see Note 1).

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

15. MORTGAGE DEBT (Continued)

The underlying mortgage loan agreement with FHLB bears interest at 6.726% and will be fully paid off in 2022, with monthly principal and interest payments totaling $381,600 including $79,616 applicable to the portion of the building leased to FHLB. The financing is collateralized by a first mortgage on the premises and $30.5 million of other marketable securities. At December 31, 2009, combined future aggregate principal maturities of the mortgage borrowing for the years ending December 31 are as follows (in thousands):


    2010                                                    $     2,042
    2011                                                          2,184
    2012                                                          2,335
    2013                                                          2,497
    2014                                                          2,670
    Thereafter                                                   26,911
                                                            ------------
                                                            $    38,639
                                                            ============

16. RELATED-PARTY TRANSACTIONS

On April 14, 2004, the Company entered into an intercompany promissory note due from SBC totaling $55,000,000 payable in full at maturity on May 20, 2016. Interest on the principal amount of the note is due and payable at an annual rate of 5.98% with semiannual interest payments due on May 20 and November 20 of each year until the principal has been fully paid. At any time, SBC may prepay all or any portion of the outstanding principal of the note without premium or prepayment penalty. The principal balance at December 31, 2009 was $40,000,000. In June 2009, SBC collateralized the note with the Company with 39.5% of the membership interest in RHLLC and 10% of the profits class membership interest and capital class membership interest in SI.

On April 7, 2008, the Company entered into an intercompany promissory note due from SBC totaling $250,000,000 payable in full at maturity on May 20, 2018. Interest on the principal amount of the note is due and payable at an annual rate of 6.96% with semiannual interest payments due on May 20 and November 20 of each year until the principal has been fully paid. At any time, SBC may prepay all or any portion of the outstanding principal of the note without premium or prepayment penalty. The principal balance at December 31, 2009 was $250,000,000. In June 2009, SBC collateralized the note with the Company with 39.5% of the membership interest in RHLLC and 10% of the profits class membership interest and capital class membership interest in SI.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

16. RELATED-PARTY TRANSACTIONS (continued)

On December 30, 2008, the Company sold its interest in RHLLC, SGI, and SI to SBC in exchange for an intercompany promissory note equal to the aggregate GAAP book value of its membership interest in the aforementioned entities, which totaled $450,239,000. The note is payable in full at maturity on December 31, 2023. Interest on the principal amount of the note is due and payable calendar-quarterly in arrears commencing on March 31, 2009. Interest on the note is payable in an amount equal to 100% of the GAAP net income associated with (1) 60.5% of the membership interest of RHLLC adjusted for purchase price amortization, (2) 90% of the membership interest of SI, and (3) 100% of the profits class membership interest in SGI. The note has been collateralized by 60.5% of the membership interest in RHLLC, 90% of the membership interest in SI, and 100% of the membership interest in SGI. At any time, SBC may prepay all or any portion of the outstanding principal of the note without premium or prepayment penalty. In the event SBC prepays any of the principal, a proportionate amount of the membership interests pledged will also be released. The principal balance at December 31, 2009 was $450,239,000.

Officer mortgage loans in the accompanying balance sheets include amounts due from officers of $10,746,000 and $12,642,000 at December 31, 2009 and 2008,
respectively. On December 31, 2008, SBC contributed these mortgage loans to SBL of $12,642,000 along with accrued interest of $49,000. Such loans are secured by first mortgage liens on residential real estate and bear interest at rates approximating 4.5%.

On December 31, 2008, SBC contributed all of the outstanding common stock in SDI to SBL.

The Company paid $51,752,000 and $39,124,000 in 2009 and 2008, respectively, to affiliates for providing management, investment, and administrative services. The Company has a payable to its affiliates of $1,308,000 and a receivable from its affiliates of $13,303,000 for the years ended December 31, 2009 and 2008, respectively.

The Company paid $22,800,000 and $46,700,000 in dividends to SBC in 2008 and 2007, respectively. In 2009, the Company distributed a noncash dividend to SBC for the deferred acquisition costs transferred to RDI (see Note 1).

The Company formerly wrote conversion and third-party administration contracts (the TPA Contracts) on behalf of se(2). All of the revenue associated with the TPA Contracts was collected by the Company, but the performance of the services under such contracts was delegated to se(2).

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

16. RELATED-PARTY TRANSACTIONS (continued)

The Company paid $8,762,000 and $17,456,000 to se(2) during 2009 and 2008, respectively, for administrative services related to the TPA Contracts. A management agreement is in place in which the Company reimburses se(2) for expenses incurred by se(2) directly applicable to providing administration and conversion support for the TPA Contracts. Effective October 1, 2009, the TPA Contracts were assigned to se(2), and management fees are no longer paid to se(2) by the Company in connection with the TPA Contracts.

17. STATUTORY FINANCIAL INFORMATION AND REGULATORY NET CAPITAL REQUIREMENTS

The Company's statutory-basis financial statements are prepared on the basis of accounting practices prescribed or permitted by the Kansas Insurance Department. Kansas has adopted the National Association of Insurance Commissioners' statutory accounting practices (NAIC SAP) as the basis of its statutory accounting practices. In addition, the Commissioner of the Kansas Insurance Department has the right to permit other specific practices that may deviate from prescribed practices. Permitted statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.

In 2008 the State of Kansas granted approval of a permitted accounting practice that differed from NAIC SAP that allowed the Company to record a maximum DTA of the lesser of the amount of DTA expected to be realized within three years of the balance sheet date or 15% of statutory capital and surplus. As a result of this permitted practice, the Company's statutory DTA and its statutory capital and surplus were increased by $13,325,000 at December 31, 2008, but its statutory net income was not impacted. The Company's use of this permitted practice did not prevent any trigger of a regulatory control event. No permitted practice was requested by the Company for 2009, since the NAIC formally adopted new accounting guidance in Statement of Statutory Accounting Principles (SSAP) No. 10(R), Income Taxes.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

17. STATUTORY FINANCIAL INFORMATION AND REGULATORY NET CAPITAL REQUIREMENTS (continued)

Statutory capital and surplus, including surplus notes (see Note 14) of the insurance operations were $427,351,000 and $300,551,000 at December 31, 2009 and 2008, respectively. Statutory net income of the insurance operations was a loss of $21,098,000 and $317,408,000 and income of $19,138,000 for the years ended
December 31, 2009, 2008, and 2007, respectively.

Life insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC and state insurance regulators. The NAIC has a standard formula for calculating RBC based on the risk factors relating to an insurance company's capital and surplus, including asset risk, credit risk, underwriting risk, and business risk. State laws specify regulatory actions if any insurance company's adjusted capital falls below certain levels, including the company action-level RBC and the authorized control-level RBC.

At December 31, 2009, the Company's statutory adjusted capital per the RBC calculation is $469,827,000 as compared to its company action level RBC of $145,890,000 and its authorized control level RBC of $72,945,000.

The Company may not, without notice to the Commissioner of Insurance of the State of Kansas (the Commissioner) and (A) the expiration of thirty (30) days without disapproval by the Commissioner or (B) the Commissioner's earlier approval, pay a dividend or distribution of cash or other property whose fair market value together with that of other dividends or distributions made within the preceding twelve (12) months exceeds the greater of (1) ten percent (10%) of its surplus as regards policyholders as of the preceding December 31 and (2) the net gain from operations, not including realized capital gains, for the twelve
(12) month period ending on the preceding December 31. The maximum amount of dividends the Company may pay in 2010, without the disapproval or with the approval of the Commissioner, is $39,807,000.

SDI is subject to the SEC Uniform Net Capital Rule (Rule 15c3-1 under the Securities Exchange Act of 1934). SDI computes its net capital requirements under the basic method, which requires the maintenance of minimum net capital and requires that the ratio of aggregate indebtedness to net capital, both as defined, shall not exceed 15 to 1. Advances to affiliates, dividend payments, and other equity withdrawals are subject to certain notification and other provisions of the SEC Uniform Net Capital Rule or other regulatory bodies.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

17. STATUTORY FINANCIAL INFORMATION AND REGULATORY NET CAPITAL REQUIREMENTS (continued)

At December 31, 2009, SDI had net capital of $13,357,000, which was $12,770,000 in excess of its required net capital of $587,000. SDI claims exemption from Rule 15c3-3, which requires a reserve with respect to customer funds, pursuant to the subparagraph (k)(1) thereof. SDI's ratio of aggregate indebtedness to net capital was .66 to 1 at December 31, 2009.

18. SUBSEQUENT EVENTS

On February 25, 2010, SBC issued a note (the Note) in the principal amount of $175 million to the Investor in return for receipt of $175 million in cash, the proceeds of which were contributed to the Company. The Note matures on the earlier to occur of (i) March 31, 2011, or (ii) the date that certain termination events occur under the purchase and sale agreement, and together with any interest thereon, will convert to equity of SBC upon closing of the acquisition transaction. The Note is (a) secured by a first priority lien on all of SBC's interest in the outstanding membership interests of each of RHLLC, SGI and SI and all of the outstanding stock of se2, and (b) guaranteed by RHLLC, SGI, SI and se2, which guarantee is secured by all of the assets of SGI, SI and se2.

Subsequent events have been evaluated through April 26, 2010, which is the date the consolidated financial statements were issued.

FINANCIAL STATEMENTS

Variable Annuity Account XIV -
AdvanceDesigns Variable Annuity
Year ended December 31, 2009
With Report of Independent Registered Public Accounting Firm

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                              Financial Statements

                          Year ended December 31, 2009

                                    CONTENTS

Report of Independent Registered Public Accounting Firm.....................   1

Audited Financial Statements

Statements of Net Assets ...................................................   3
Statements of Operations ...................................................  15
Statements of Changes in Net Assets ........................................  27
Notes to Financial Statements...............................................  42

             Report of Independent Registered Public Accounting Firm

The Contract Owners
Variable Annuity Account XIV - AdvanceDesigns Variable Annuity and The Board of Directors
Security Benefit Life Insurance Company

We have audited the accompanying statements of net assets of certain of the respective subaccounts of Variable Annuity Account XIV (the Account), a separate account of Security Benefit Life Insurance Company consisting of the AIM V.I. Basic Value, AIM V.I. Capital Development, AIM V.I. Global Health Care, AIM V.I. Global Real Estate, AIM V.I. International Growth, AIM V.I. Mid Cap Core Equity, American Century VP Mid Cap Value, American Century VP Ultra, American Century VP Value, Dreyfus IP Technology Growth, Dreyfus VIF International Value, Franklin Income Securities, Franklin Small Cap Value Securities, Janus Aspen Enterprise, Janus Aspen INTECH Risk-Managed Core, Janus Aspen Janus Portfolio, Legg Mason ClearBridge Variable Aggressive Growth, Legg Mason Western Asset Variable Global High Yield Bond, Legg Mason ClearBridge Variable Small Cap Growth, MFS VIT Research International, MFS VIT Total Return, MFS VIT Utilities, Mutual Global Discovery Securities, Neuberger Berman AMT Socially Responsive, Oppenheimer Core Bond Fund/VA, Oppenheimer Main Street Small Cap Fund/VA, PIMCO VIT All Asset, PIMCO VIT CommodityRealReturn Strategy, PIMCO VIT Emerging Markets Bond, PIMCO VIT Foreign Bond (U.S. Dollar-Hedged), PIMCO VIT Low Duration, PIMCO VIT Real Return, Royce Micro-Cap, Rydex VT All-Cap Opportunity, Rydex VT All-Asset Aggressive Strategy, Rydex VT All-Asset Conservative Strategy, Rydex VT All-Asset Moderate Strategy, Rydex VT Multi- Hedge Strategies, SBL All Cap Value, SBL Alpha Opportunity, SBL Enhanced Index, SBL Equity, SBL Global, SBL High Yield, SBL Large Cap Value, SBL Managed Asset Allocation, SBL Mid Cap Growth, SBL Mid Cap Value, SBL Money Market, SBL Select 25, SBL Small Cap Growth, SBL Small Cap Value, SBL U.S. Intermediate Bond, Van Kampen LIT Comstock, Van Kampen LIT Government, Van Kampen UIF Emerging Markets Equity, and Van Kampen UIF Equity and Income subaccounts as of December 31, 2009, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the management of Security Benefit Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2009 by correspondence with the transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of Variable Annuity Account XIV that are available for investment by contract owners of the AdvanceDesigns Variable Annuity at December 31, 2009, the results of their operations, and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

Kansas City, Missouri
April 30, 2010

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                            Statements of Net Assets
                                December 31, 2009

                                                                                              AIM V.I.
                                AIM V.I.   AIM V.I. CAPITAL AIM V.I. GLOBAL AIM V.I. GLOBAL INTERNATIONAL
                              BASIC VALUE     DEVELOPMENT     HEALTH CARE     REAL ESTATE      GROWTH
                            -----------------------------------------------------------------------------
Assets:
  Mutual funds, at market
   value                    $   4,176,723   $   4,334,705   $   459,667   $   4,102,592   $   21,096,586
                            -----------------------------------------------------------------------------
Total assets                    4,176,723       4,334,705       459,667       4,102,592       21,096,586
                            -----------------------------------------------------------------------------
Net assets                  $   4,176,723   $   4,334,705   $   459,667   $   4,102,592   $   21,096,586
                            =============================================================================
Net assets:
  Accumulation assets       $   4,176,723   $   4,333,886   $   459,667   $   4,102,592   $   21,094,781
  Annuity assets                        -             819             -               -            1,805
                            -----------------------------------------------------------------------------
Net assets                  $   4,176,723   $   4,334,705   $   459,667   $   4,102,592   $   21,096,586
                            =============================================================================
Units outstanding                 448,719         640,828        41,266         272,899        1,641,920

Unit value                  $        9.31   $        6.77   $     11.14   $       15.03   $        12.85

Mutual funds, at cost       $   5,850,497   $   6,751,984   $   492,724   $   5,501,832   $   21,137,332
Mutual fund shares                701,970         394,423        28,965         337,940          823,121

See accompanying notes.

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                      Statements of Net Assets (continued)

                                December 31, 2009

                                               AMERICAN      AMERICAN       AMERICAN       DREYFUS IP
                             AIM V.I. MID   CENTURY VP MID  CENTURY VP     CENTURY VP      TECHNOLOGY
                            CAP CORE EQUITY   CAP VALUE        ULTRA          VALUE          GROWTH
                           ---------------------------------------------------------------------------
Assets:
  Mutual funds, at market
   value                    $   1,021,208   $   40,689   $   1,240,195   $   14,989,943   $   470,392
                           ---------------------------------------------------------------------------
Total assets                    1,021,208       40,689       1,240,195       14,989,943       470,392
                           ---------------------------------------------------------------------------
Net assets                  $   1,021,208   $   40,689   $   1,240,195   $   14,989,943   $   470,392
                           ===========================================================================
Net assets:
  Accumulation assets       $   1,021,208   $   40,689   $   1,240,195   $   14,989,943   $   470,392
  Annuity assets                        -            -               -                -             -
                           ---------------------------------------------------------------------------
Net assets                  $   1,021,208   $   40,689   $   1,240,195   $   14,989,943   $   470,392
                           ===========================================================================
Units outstanding                  79,382        4,927         135,287        1,353,116        50,876

Unit value                  $       12.87   $     8.27   $        9.17   $        11.08   $      9.25

Mutual funds, at cost       $   1,079,068   $   30,043   $   1,412,927   $   20,040,772   $   412,302
Mutual fund shares                 94,294        3,354         154,253        2,833,638        48,097

See accompanying notes.

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                      Statements of Net Assets (continued)

                                December 31, 2009

                                  DREYFUS VIF                  FRANKLIN SMALL                 JANUS ASPEN
                                 INTERNATIONAL FRANKLIN INCOME   CAP VALUE      JANUS ASPEN   INTECH RISK-
                                      VALUE       SECURITIES     SECURITIES      ENTERPRISE   MANAGED CORE
                                ---------------------------------------------------------------------------
Assets:
  Mutual funds, at market
   value                        $   5,325,798   $   912,234   $   3,996,613   $   163,507   $   8,437,383
                                ---------------------------------------------------------------------------
Total assets                        5,325,798       912,234       3,996,613       163,507       8,437,383
                                ---------------------------------------------------------------------------
Net assets                      $   5,325,798   $   912,234   $   3,996,613   $   163,507   $   8,437,383
                                ===========================================================================
Net assets:
  Accumulation assets           $   5,325,798   $   912,234   $   3,995,824   $   163,507   $   8,437,383
  Annuity assets                            -             -             789             -               -
                                ---------------------------------------------------------------------------
Net assets                      $   5,325,798   $   912,234   $   3,996,613   $   163,507   $   8,437,383
                                ===========================================================================
Units outstanding                     509,348       104,068         543,742        20,486       1,140,750

Unit value                      $       10.46   $      8.77   $        7.34   $      7.96   $        7.40

Mutual funds, at cost           $   6,989,475   $   880,780   $   3,300,413   $   192,805   $  10,659,070
Mutual fund shares                    487,710        64,606         312,969         5,468         878,894

See accompanying notes.

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                      Statements of Net Assets (continued)

                                December 31, 2009

                                               LEGG MASON
                                              CLEARBRIDGE    LEGG MASON       LEGG MASON
                                                VARIABLE    WESTERN ASSET    CLEARBRIDGE      MFS VIT
                            JANUS ASPEN JANUS  AGGRESSIVE   VARIABLE GLOBAL VARIABLE SMALL    RESEARCH
                                PORTFOLIO        GROWTH     HIGH YIELD BOND   CAP GROWTH    INTERNATIONAL
                            ------------------------------------------------------------------------------
Assets:
  Mutual funds, at market
   value                    $   19,284,497   $   545,227   $   6,276,721   $   6,061,486   $   9,889,393
                            ------------------------------------------------------------------------------
Total assets                    19,284,497       545,227       6,276,721       6,061,486       9,889,393
                            ------------------------------------------------------------------------------
Net assets                  $   19,284,497   $   545,227   $   6,276,721   $   6,061,486   $   9,889,393
                            ==============================================================================
Net assets:
  Accumulation assets       $   19,282,507   $   545,227   $   6,275,907   $   6,060,500   $   9,888,121
  Annuity assets                     1,990             -             814             986           1,272
                            ------------------------------------------------------------------------------
Net assets                  $   19,284,497   $   545,227   $   6,276,721   $   6,061,486   $   9,889,393
                            ==============================================================================
Units outstanding                2,451,042        76,116         635,220         762,998       1,375,472

Unit value                  $         7.87   $      7.17   $        9.88   $        7.94   $        7.19

Mutual funds, at cost       $   20,439,293   $   500,668   $   6,664,280   $   5,444,247   $   8,671,306
Mutual fund shares                 913,524        41,973         828,063         490,809         872,850

See accompanying notes.

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                      Statements of Net Assets (continued)

                                December 31, 2009

                                                                        NEUBERGER
                                                        MUTUAL GLOBAL   BERMAN AMT  OPPENHEIMER
                             MFS VIT TOTAL   MFS VIT      DISCOVERY      SOCIALLY     CORE BOND
                                RETURN      UTILITIES     SECURITIES    RESPONSIVE    FUND/VA
                            --------------------------------------------------------------------
Assets:
  Mutual funds, at market
   value                    $   227,630   $   770,202   $   293,887   $   51,090   $   508,960
                            --------------------------------------------------------------------
Total assets                    227,630       770,202       293,887       51,090       508,960
                            --------------------------------------------------------------------
Net assets                  $   227,630   $   770,202   $   293,887   $   51,090   $   508,960
                            ====================================================================
Net assets:
  Accumulation assets       $   227,630   $   770,202   $   293,887   $   51,090   $   508,960
  Annuity assets                      -             -             -            -             -
                            --------------------------------------------------------------------
Net assets                  $   227,630   $   770,202   $   293,887   $   51,090   $   508,960
                            ====================================================================
Units outstanding                27,402        92,239        36,114        4,206        82,413

Unit value                  $      8.31   $      8.35   $      8.12   $    12.15   $      6.17

Mutual funds, at cost       $   211,628   $   761,496   $   301,004   $   64,436   $   619,354
Mutual fund shares               13,173        34,004        15,624        4,208        72,813

See accompanying notes.

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                      Statements of Net Assets (continued)

                                December 31, 2009

                                                                                                   PIMCO VIT
                               OPPENHEIMER                       PIMCO VIT       PIMCO VIT        FOREIGN BOND
                            MAIN STREET SMALL   PIMCO VIT ALL  COMMODITYREAL      EMERGING        (U.S. DOLLAR-
                               CAP FUND/VA         ASSET      RETURN STRATEGY   MARKETS BOND         HEDGED)
                           -------------------------------------------------------------------------------------
Assets:
  Mutual funds, at market
   value                    $    6,609,816    $    666,268    $    678,270    $    4,364,766    $    1,872,826
                           -------------------------------------------------------------------------------------
Total assets                     6,609,816         666,268         678,270         4,364,766         1,872,826
                           -------------------------------------------------------------------------------------
Net assets                  $    6,609,816    $    666,268    $    678,270    $    4,364,766    $    1,872,826
                           =====================================================================================
Net assets:
  Accumulation assets       $    6,609,816    $    666,268    $    678,270    $    4,363,984    $    1,872,826
  Annuity assets                         -               -               -               782                 -
                           -------------------------------------------------------------------------------------
Net assets                  $    6,609,816    $    666,268    $    678,270    $    4,364,766    $    1,872,826
                           =====================================================================================
Units outstanding                  505,717          58,533          80,432           411,353           179,519

Unit value                  $        13.07    $      11.38    $       8.44    $        10.61    $        10.41

Mutual funds, at cost       $    8,005,645    $    706,880    $    767,958    $    4,036,184    $    1,971,249
Mutual fund shares                 462,872          63,758          78,869           344,224           194,277

See accompanying notes.

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                      Statements of Net Assets (continued)

                                December 31, 2009

                                                                                                     RYDEX VT ALL-
                                PIMCO VIT LOW       PIMCO VIT                       RYDEX VT ALL-  ASSET AGGRESSIVE
                                  DURATION         REAL RETURN    ROYCE MICRO-CAP  CAP OPPORTUNITY      STRATEGY
                            ----------------------------------------------------------------------------------------
Assets:
  Mutual funds, at market
   value                     $    20,476,856    $    2,644,338    $    112,432    $    1,171,967    $    107,115
                            ----------------------------------------------------------------------------------------
Total assets                      20,476,856         2,644,338         112,432         1,171,967         107,115
                            ----------------------------------------------------------------------------------------
Net assets                   $    20,476,856    $    2,644,338    $    112,432    $    1,171,967    $    107,115
                            ========================================================================================
Net assets:
  Accumulation assets        $    20,475,604    $    2,644,338    $    112,432    $    1,171,967    $    107,115
  Annuity assets                       1,252                 -               -                 -               -
                            ----------------------------------------------------------------------------------------
Net assets                   $    20,476,856    $    2,644,338    $    112,432    $    1,171,967    $    107,115
                            ========================================================================================
Units outstanding                  2,097,095           243,459          14,165            96,143          12,812

Unit value                   $          9.77    $        10.87    $       7.93    $        12.19    $       8.36

Mutual funds, at cost        $    20,410,437    $    2,596,011    $    109,030    $    1,262,731    $     98,917
Mutual fund shares                 2,025,406           212,567          11,798           101,822           4,980

See accompanying notes.

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                      Statements of Net Assets (continued)

                                December 31, 2009

                               RYDEX VT ALL-
                                   ASSET         RYDEX VT ALL-
                                CONSERVATIVE    ASSET MODERATE   RYDEX VT MULTI-  SBL ALL CAP    SBL ALPHA
                                  STRATEGY         STRATEGY     HEDGE STRATEGIES     VALUE      OPPORTUNITY
                            ---------------------------------------------------------------------------------
Assets:
  Mutual funds, at market
   value                     $    1,052,941    $    282,278    $    66,990    $    1,418,887    $    276,182
                            ---------------------------------------------------------------------------------
Total assets                      1,052,941         282,278         66,990         1,418,887         276,182
                            ---------------------------------------------------------------------------------
Net assets                   $    1,052,941    $    282,278    $    66,990    $    1,418,887    $    276,182
                            =================================================================================
Net assets:
  Accumulation assets        $    1,052,941    $    282,278    $    66,990    $    1,418,887    $    276,182
  Annuity assets                          -               -              -                 -               -
                            ---------------------------------------------------------------------------------
Net assets                   $    1,052,941    $    282,278    $    66,990    $    1,418,887    $    276,182
                            =================================================================================
Units outstanding                   119,417          32,536          9,350           160,441          22,747

Unit value                   $         8.82    $       8.68    $      7.16    $         8.84    $      12.14

Mutual funds, at cost        $    1,117,814    $    255,609    $    73,969    $    1,407,009    $    298,274
Mutual fund shares                   46,121          12,151          3,340            74,132          19,685

See accompanying notes.

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                      Statements of Net Assets (continued)

                                December 31, 2009

                                SBL ENHANCED                                                           SBL LARGE CAP
                                   INDEX          SBL EQUITY        SBL GLOBAL      SBL HIGH YIELD         VALUE
                           ------------------------------------------------------------------------------------------
Assets:
  Mutual funds, at market
   value                    $    1,298,751    $    1,091,771    $    3,376,526    $    17,194,531    $    13,240,861
                           ------------------------------------------------------------------------------------------
Total assets                     1,298,751         1,091,771         3,376,526         17,194,531         13,240,861
                           ------------------------------------------------------------------------------------------
Net assets                  $    1,298,751    $    1,091,771    $    3,376,526    $    17,194,531    $    13,240,861
                           ==========================================================================================
Net assets:
  Accumulation assets       $    1,298,751    $    1,091,771    $    3,376,526    $    17,193,563    $    13,238,940
  Annuity assets                         -                 -                 -                968              1,921
                           ------------------------------------------------------------------------------------------
Net assets                  $    1,298,751    $    1,091,771    $    3,376,526    $    17,194,531    $    13,240,861
                           ==========================================================================================
Units outstanding                  173,022           167,025           338,922          1,282,253          1,477,031

Unit value                  $         7.51    $         6.54    $         9.97    $         13.41    $          8.96

Mutual funds, at cost       $    1,460,322    $    1,143,661    $    3,593,452    $    13,493,601    $    11,824,757
Mutual fund shares                 146,918            54,671           381,098            741,144            596,435

See accompanying notes.

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                      Statements of Net Assets (continued)

                                December 31, 2009

                                 SBL MANAGED     SBL MID CAP       SBL MID CAP        SBL MONEY
                              ASSET ALLOCATION      GROWTH            VALUE             MARKET       SBL SELECT 25
                           ----------------------------------------------------------------------------------------
Assets:
  Mutual funds, at market
   value                    $    1,206,106    $    1,729,996    $    9,739,828    $    11,667,786    $    705,027
                           ----------------------------------------------------------------------------------------
Total assets                     1,206,106         1,729,996         9,739,828         11,667,786         705,027
                           ----------------------------------------------------------------------------------------
Net assets                  $    1,206,106    $    1,729,996    $    9,739,828    $    11,667,786    $    705,027
                           ========================================================================================
Net assets:
  Accumulation assets       $    1,206,106    $    1,729,996    $    9,738,995    $    11,667,130    $    705,027
  Annuity assets                         -                 -               833                656               -
                           ----------------------------------------------------------------------------------------
Net assets                  $    1,206,106    $    1,729,996    $    9,739,828    $    11,667,786    $    705,027
                           ========================================================================================
Units outstanding                  121,091           228,596           627,239          1,405,491         106,905

Unit value                  $         9.96    $         7.56    $        15.53    $          8.30    $       6.60

Mutual funds, at cost       $    1,179,196    $    1,899,280    $    7,975,322    $    11,637,590    $    783,137
Mutual fund shares                  67,043            71,487           198,569            860,456          82,653

See accompanying notes.

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                      Statements of Net Assets (continued)

                                December 31, 2009

                                                                      SBL U.S.
                                SBL SMALL CAP    SBL SMALL CAP      INTERMEDIATE      VAN KAMPEN     VAN KAMPEN
                                   GROWTH            VALUE              BOND         LIT COMSTOCK   LIT GOVERNMENT
                             --------------------------------------------------------------------------------------
Assets:
  Mutual funds, at market
   value                     $    2,123,282    $    4,241,715    $    16,580,379    $    534,145    $    5,555,040
                             --------------------------------------------------------------------------------------
Total assets                      2,123,282         4,241,715         16,580,379         534,145         5,555,040
                             --------------------------------------------------------------------------------------
Net assets                   $    2,123,282    $    4,241,715    $    16,580,379    $    534,145    $    5,555,040
                             ======================================================================================
Net assets:
  Accumulation assets        $    2,123,282    $    4,241,715    $    16,579,722    $    534,145    $    5,555,040
  Annuity assets                          -                 -                657               -                 -
                             --------------------------------------------------------------------------------------
Net assets                   $    2,123,282    $    4,241,715    $    16,580,379    $    534,145    $    5,555,040
                             ======================================================================================
Units outstanding                   248,152           279,828          1,850,789          74,502           575,904

Unit value                   $         8.55    $        15.16    $          8.96    $       7.17    $         9.65

Mutual funds, at cost        $    2,606,702    $    3,941,325    $    16,060,306    $    500,575    $    5,731,653
Mutual fund shares                  146,232           153,685          1,354,606          52,886           632,692

See accompanying notes.

                     Variable Annuity Account XIV -
                    AdvanceDesigns Variable Annuity

                  Statements of Net Assets (continued)

                                December 31, 2009

                                           VAN KAMPEN UIF   VAN KAMPEN UIF
                                          EMERGING MARKETS    EQUITY AND
                                               EQUITY           INCOME
                                        -----------------------------------
Assets:
  Mutual funds, at market
   value                                 $    1,985,971    $    185,155
                                        -----------------------------------
Total assets                                  1,985,971         185,155
                                        -----------------------------------
Net assets                               $    1,985,971    $    185,155
                                        ===================================
Net assets:
  Accumulation assets                    $    1,985,971    $    185,155
  Annuity assets                                      -               -
                                        -----------------------------------
Net assets                               $    1,985,971    $    185,155
                                        ===================================
Units outstanding                               252,745          21,592

Unit value                               $         7.86    $       8.58

Mutual funds, at cost                    $    1,952,536    $    172,568
Mutual fund shares                              153,002          14,465

See accompanying notes.

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                            Statements of Operations

                          Year Ended December 31, 2009

                                                                 AIM V.I.         AIM V.I.         AIM V.I.         AIM V.I.
                                            AIM V.I. BASIC       CAPITAL       GLOBAL HEALTH     GLOBAL REAL      INTERNATIONAL
                                                VALUE          DEVELOPMENT          CARE            ESTATE            GROWTH
                                        ----------------------------------------------------------------------------------------
Investment income (loss):
  Dividend distributions                 $      42,974     $            -     $     1,399     $           -     $      258,697
  Expenses:
    Mortality and expense risk charge          (44,519)           (46,719)         (4,752)          (36,530)          (219,347)
    Other expense charge                        (5,565)            (5,840)           (594)           (4,566)           (27,418)
                                        ----------------------------------------------------------------------------------------
Net investment income (loss)                    (7,110)           (52,559)         (3,947)          (41,096)            11,932

Net realized and unrealized capital
 gain (loss) on investments:
    Capital gains distributions                      -                  -               -                 -                  -
    Realized capital gain (loss) on
      sales of fund shares                    (809,689)        (1,446,928)        (35,052)         (705,695)        (1,276,067)
    Change in unrealized
      appreciation/depreciation on
      investments during the year            2,205,292          2,849,828         135,458         1,579,777          6,439,110
                                        ----------------------------------------------------------------------------------------
Net realized and unrealized capital
 gain (loss) on investments                  1,395,603          1,402,900         100,406           874,082          5,163,043
                                        ----------------------------------------------------------------------------------------
Net increase (decrease) in net
 assets from operations                  $   1,388,493     $    1,350,341     $    96,459     $     832,986     $    5,174,975
                                        ========================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                      Statements of Operations (continued)

                          Year Ended December 31, 2009

                                            AIM V.I. MID      AMERICAN        AMERICAN        AMERICAN        DREYFUS IP
                                              CAP CORE       CENTURY VP      CENTURY VP      CENTURY VP       TECHNOLOGY
                                               EQUITY      MID CAP VALUE        ULTRA           VALUE           GROWTH
                                        ---------------------------------------------------------------------------------
Investment income (loss):
  Dividend distributions                 $      9,063     $    1,054     $      1,821     $     735,261     $       520
  Expenses:
    Mortality and expense risk charge          (9,245)          (422)         (12,737)         (163,763)         (4,320)
    Other expense charge                       (1,156)           (53)          (1,592)          (20,470)           (540)
                                        ---------------------------------------------------------------------------------
Net investment income (loss)                   (1,338)           579          (12,508)          551,028          (4,340)

Net realized and unrealized capital
 gain (loss) on investments:
    Capital gains distributions                11,423              -                -                 -               -
    Realized capital gain (loss) on
      sales of fund shares                   (121,580)         2,214         (169,197)       (1,663,381)         (8,510)
    Change in unrealized
      appreciation/depreciation on
      investments during the year             294,858         10,810          490,696         3,428,224         174,560
                                        ---------------------------------------------------------------------------------
Net realized and unrealized capital
 gain (loss) on investments                   184,701         13,024          321,499         1,764,843         166,050
                                        ---------------------------------------------------------------------------------
Net increase (decrease) in net
 assets from operations                  $    183,363     $   13,603     $    308,991     $   2,315,871     $   161,710
                                        =================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                      Statements of Operations (continued)

                          Year Ended December 31, 2009

                                            DREYFUS VIF      FRANKLIN      FRANKLIN SMALL                       JANUS ASPEN
                                            INTERNATIONAL      INCOME         CAP VALUE        JANUS ASPEN      INTECH RISK-
                                                VALUE        SECURITIES      SECURITIES        ENTERPRISE       MANAGED CORE
                                        -------------------------------------------------------------------------------------
Investment income (loss):
  Dividend distributions                 $     187,069     $    54,322     $     1,643     $            -     $      87,593
  Expenses:
    Mortality and expense risk charge          (59,166)         (7,904)        (24,592)           (29,015)          (91,628)
    Other expense charge                        (7,396)           (988)         (3,074)            (3,627)          (11,453)
                                        -------------------------------------------------------------------------------------
Net investment income (loss)                   120,507          45,430         (26,023)           (32,642)          (15,488)

Net realized and unrealized capital
 gain (loss) on investments:
    Capital gains distributions                      -               -           4,525                  -                 -
    Realized capital gain (loss) on
      sales of fund shares                    (942,165)        (14,733)         51,579         (3,192,859)         (745,916)
    Change in unrealized
      appreciation/depreciation on
      investments during the year            2,099,157         173,376         728,890          3,937,648         2,246,205
                                        -------------------------------------------------------------------------------------
Net realized and unrealized capital
 gain (loss) on investments                  1,156,992         158,643         784,994            744,789         1,500,289
                                        -------------------------------------------------------------------------------------
Net increase (decrease) in net
 assets from operations                  $   1,277,499     $   204,073     $   758,971     $      712,147     $   1,484,801
                                        =====================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                      Statements of Operations (continued)

                          Year Ended December 31, 2009

                                                            LEGG MASON       LEGG MASON
                                                            CLEARBRIDGE     WESTERN ASSET      LEGG MASON
                                                              VARIABLE      VARIABLE GLOBAL    CLEARBRIDGE           MFS VIT
                                             JANUS ASPEN     AGGRESSIVE       HIGH YIELD      VARIABLE SMALL        RESEARCH
                                           JANUS PORTFOLIO     GROWTH            BOND           CAP GROWTH        INTERNATIONAL
                                        ----------------------------------------------------------------------------------------
Investment income (loss):
  Dividend distributions                 $      61,023     $        -     $     518,995     $            -     $      86,356
  Expenses:
    Mortality and expense risk charge         (197,725)        (2,890)          (51,515)           (43,088)          (75,319)
    Other expense charge                       (24,716)          (361)           (6,439)            (5,386)           (9,415)
                                        ----------------------------------------------------------------------------------------
Net investment income (loss)                  (161,418)        (3,251)          461,041            (48,474)            1,622

Net realized and unrealized capital
 gain (loss) on investments:
    Capital gains distributions                      -              -                 -                  -                 -
    Realized capital gain (loss) on
      sales of fund shares                    (934,183)         2,320          (356,414)        (2,087,846)          (87,447)
    Change in unrealized
      appreciation/depreciation on
      investments during the year            6,035,978         70,708         1,681,166          3,578,107         1,246,331
                                        ----------------------------------------------------------------------------------------
Net realized and unrealized capital
 gain (loss) on investments                  5,101,795         73,028         1,324,752          1,490,261         1,158,884
                                        ----------------------------------------------------------------------------------------
Net increase (decrease) in net
 assets from operations                  $   4,940,377     $   69,777     $   1,785,793     $    1,441,787     $   1,160,506
                                        ========================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                      Statements of Operations (continued)

                          Year Ended December 31, 2009

                                                                                                 NEUBERGER
                                                                               MUTUAL GLOBAL     BERMAN AMT      OPPENHEIMER
                                           MFS VIT TOTAL      MFS VIT            DISCOVERY        SOCIALLY        CORE BOND
                                               RETURN        UTILITIES          SECURITIES       RESPONSIVE        FUND/VA
                                        ------------------------------------------------------------------------------------
Investment income (loss):
  Dividend distributions                 $     2,703     $      7,010     $        4,855     $        873     $           -
  Expenses:
    Mortality and expense risk charge         (2,022)          (2,587)            (4,991)            (757)           (5,507)
    Other expense charge                        (253)            (323)              (624)             (95)             (688)
                                        ------------------------------------------------------------------------------------
Net investment income (loss)                     428            4,100               (760)              21            (6,195)

Net realized and unrealized capital
 gain (loss) on investments:
    Capital gains distributions                    -                -             11,455                -                 -
    Realized capital gain (loss) on
      sales of fund shares                     3,462          (11,850)        (2,435,653)         (16,623)         (242,330)
    Change in unrealized
      appreciation/depreciation on
      investments during the year             34,169           73,723          2,582,172           33,344           286,773
                                        ------------------------------------------------------------------------------------
Net realized and unrealized capital
 gain (loss) on investments                   37,631           61,873            157,974           16,721            44,443
                                        ------------------------------------------------------------------------------------
Net increase (decrease) in net
 assets from operations                  $    38,059     $     65,973     $      157,214     $     16,742     $      38,248
                                        ====================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                      Statements of Operations (continued)

                          Year Ended December 31, 2009

                                              OPPENHEIMER                     PIMCO VIT                     PIMCO VIT
                                              MAIN STREET                   COMMODITY REAL   PIMCO VIT     FOREIGN BOND
                                               SMALL CAP        PIMCO VIT      RETURN        EMERGING      (U.S. DOLLAR-
                                                FUND/VA         ALL ASSET     STRATEGY     MARKETS BOND      HEDGED)
                                        --------------------------------------------------------------------------------
Investment income (loss):
  Dividend distributions                 $       38,678    $     42,476    $    21,983    $   122,205    $     149,942
  Expenses:
    Mortality and expense risk charge           (71,509)         (6,957)        (1,935)       (27,403)         (53,883)
    Other expense charge                         (8,939)           (870)          (242)        (3,425)          (6,735)
                                        --------------------------------------------------------------------------------
Net investment income (loss)                    (41,770)         34,649         19,806         91,377           89,324

Net realized and unrealized capital
 gain (loss) on investments:
    Capital gains distributions                       -               -         54,976              -          186,191
    Realized capital gain (loss) on
      sales of fund shares                     (824,593)        (25,520)       (22,997)        22,820         (377,440)
    Change in unrealized
      appreciation/depreciation on
      investments during the year             2,657,795          92,283         (4,428)       392,601          550,459
                                        --------------------------------------------------------------------------------
Net realized and unrealized capital
 gain (loss) on investments                   1,833,202          66,763         27,551        415,421          359,210
                                        --------------------------------------------------------------------------------
Net increase (decrease) in net
 assets from operations                  $    1,791,432    $    101,412    $    47,357    $   506,798    $     448,534
                                        ================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                        AdvanceDesigns Variable Annuity

                      Statements of Operations (continued)

                          Year Ended December 31, 2009

                                                                                                           RYDEX VT ALL-
                                                                                             RYDEX VT ALL-    ASSET
                                           PIMCO VIT        PIMCO VIT       ROYCE MICRO-         CAP        AGGRESSIVE
                                          LOW DURATION     REAL RETURN           CAP         OPPORTUNITY     STRATEGY
                                        --------------------------------------------------------------------------------
Investment income (loss):
  Dividend distributions                $       695,673   $      186,116   $             -   $     1,008   $          1
  Expenses:
    Mortality and expense risk charge          (235,782)         (53,230)             (920)      (12,873)          (473)
    Other expense charge                        (29,473)          (6,654)             (115)       (1,609)           (59)
                                        --------------------------------------------------------------------------------
Net investment income (loss)                    430,418          126,232            (1,035)      (13,474)          (531)

Net realized and unrealized capital
 gain (loss) on investments:
    Capital gains distributions                 919,344          101,807                 -             -              -
    Realized capital gain (loss) on
      sales of fund shares                      (17,303)         (18,536)         (950,634)      (72,790)            66
    Change in unrealized
      appreciation/depreciation on
      investments during the year               816,811          352,456         1,011,820       328,199          8,198
                                        --------------------------------------------------------------------------------
Net realized and unrealized capital
 gain (loss) on investments                   1,718,852          435,727            61,186       255,409          8,264
                                        --------------------------------------------------------------------------------
Net increase (decrease) in net
 assets from operations                 $     2,149,270   $      561,959   $        60,151   $   241,935   $      7,733
                                        ================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                        AdvanceDesigns Variable Annuity

                      Statements of Operations (continued)

                          Year Ended December 31, 2009

                                         RYDEX VT ALL-
                                             ASSET        RYDEX VT ALL-     RYDEX VT        RYDEX VT
                                          CONSERVATIVE   ASSET MODERATE   MULTI-CAP CORE   MULTI-HEDGE      SBL ALL CAP
                                            STRATEGY         STRATEGY        EQUITY         STRATEGIES          VALUE
                                        ---------------------------------------------------------------------------------
Investment income (loss):
  Dividend distributions                $           18   $            4   $           -   $          696   $           -
  Expenses:
    Mortality and expense risk charge          (11,527)          (1,836)            (22)            (799)        (12,836)
    Other expense charge                        (1,441)            (230)             (3)            (100)         (1,604)
                                        ---------------------------------------------------------------------------------
Net investment income (loss)                   (12,950)          (2,062)            (25)            (203)        (14,440)

Net realized and unrealized capital
 gain (loss) on investments:
    Capital gains distributions                      -                -               -                -               -
    Realized capital gain (loss) on
      sales of fund shares                      (8,239)         (20,295)          1,035          (13,136)        (71,050)
    Change in unrealized
      appreciation/depreciation on
      investments during the year               64,346           51,161               -            9,018         381,083
                                        ---------------------------------------------------------------------------------
Net realized and unrealized capital
 gain (loss) on investments                     56,107           30,866           1,035           (4,118)        310,033
                                        ---------------------------------------------------------------------------------
Net increase (decrease) in net
 assets from operations                 $       43,157   $       28,804   $       1,010   $       (4,321)  $     295,593
                                        =================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                        AdvanceDesigns Variable Annuity

                      Statements of Operations (continued)

                          Year Ended December 31, 2009

                                          SBL ALPHA       SBL ENHANCED
                                         OPPORTUNITY          INDEX         SBL EQUITY      SBL GLOBAL     SBL HIGH YIELD
                                        ----------------------------------------------------------------------------------
Investment income (loss):
  Dividend distributions                $            -   $            -   $           -   $            -   $          -
  Expenses:
    Mortality and expense risk charge           (3,137)         (14,270)         (9,006)         (38,520)      (155,801)
    Other expense charge                          (392)          (1,784)         (1,126)          (4,815)       (19,475)
                                        ---------------------------------------------------------------------------------
Net investment income (loss)                    (3,529)         (16,054)        (10,132)         (43,335)      (175,276)

Net realized and unrealized capital
 gain (loss) on investments:
    Capital gains distributions                      -                -               -                -              -
    Realized capital gain (loss) on
      sales of fund shares                     (27,132)         (97,901)        (46,405)      (1,018,912)       146,522
    Change in unrealized
      appreciation/depreciation on
      investments during the year               94,918          374,199         249,111        1,643,929      6,735,761
                                        ---------------------------------------------------------------------------------
Net realized and unrealized capital
 gain (loss) on investments                     67,786          276,298         202,706          625,017      6,882,283
                                        ---------------------------------------------------------------------------------
Net increase (decrease) in net
 assets from operations                 $       64,257   $      260,244   $     192,574   $      581,682   $  6,707,007
                                        =================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                        AdvanceDesigns Variable Annuity

                      Statements of Operations (continued)

                          Year Ended December 31, 2009


                                         SBL LARGE CAP      SBL MANAGED     SBL MID CAP     SBL MID CAP      SBL MONEY
                                             VALUE       ASSET ALLOCATION     GROWTH           VALUE           MARKET
                                        --------------------------------------------------------------------------------
Investment income (loss):
  Dividend distributions                $           -    $            -   $           -   $            -   $          -
  Expenses:
    Mortality and expense risk charge        (143,491)          (11,297)        (18,212)        (106,557)      (228,997)
    Other expense charge                      (17,936)           (1,412)         (2,277)         (13,320)       (28,625)
                                        --------------------------------------------------------------------------------
Net investment income (loss)                 (161,427)          (12,709)        (20,489)        (119,877)      (257,622)

Net realized and unrealized capital
 gain (loss) on investments:
    Capital gains distributions                     -                 -               -                -              -
    Realized capital gain (loss) on
      sales of fund shares                    (86,790)          (10,521)       (134,788)        (124,677)       230,920
    Change in unrealized
      appreciation/depreciation on
      investments during the year           2,966,647           240,355         677,191        3,663,374       (285,664)
                                        --------------------------------------------------------------------------------
Net realized and unrealized capital
 gain (loss) on investments                 2,879,857           229,834         542,403        3,538,697        (54,744)
                                        --------------------------------------------------------------------------------
Net increase (decrease) in net
 assets from operations                 $   2,718,430    $      217,125   $     521,914   $    3,418,820   $   (312,366)
                                        ================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                        AdvanceDesigns Variable Annuity

                      Statements of Operations (continued)

                          Year Ended December 31, 2009

                                                                                            SBL U.S.
                                                          SBL SMALL CAP   SBL SMALL CAP   INTERMEDIATE      VAN KAMPEN
                                         SBL SELECT 25       GROWTH           VALUE          BOND          LIT COMSTOCK
                                        --------------------------------------------------------------------------------
Investment income (loss):
  Dividend distributions                $            -   $            -   $           -   $            -   $     10,145
  Expenses:
    Mortality and expense risk charge           (7,452)         (23,130)        (10,435)        (132,874)        (2,669)
    Other expense charge                          (932)          (2,891)         (1,304)         (16,609)          (334)
                                        --------------------------------------------------------------------------------
Net investment income (loss)                    (8,384)         (26,021)        (11,739)        (149,483)         7,142

Net realized and unrealized capital
 gain (loss) on investments:
    Capital gains distributions                      -                -               -                -              -
    Realized capital gain (loss) on
      sales of fund shares                     (56,425)        (241,987)        (25,793)        (450,156)        (5,369)
    Change in unrealized
      appreciation/depreciation on
      investments during the year              236,707          827,912         510,180        1,258,739         64,575
                                        --------------------------------------------------------------------------------
Net realized and unrealized capital
 gain (loss) on investments                    180,282          585,925         484,387          808,583         59,206
                                        --------------------------------------------------------------------------------
Net increase (decrease) in net
 assets from operations                 $      171,898   $      559,904   $     472,648   $      659,100   $     66,348
                                        ================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                        AdvanceDesigns Variable Annuity

                      Statements of Operations (continued)

                          Year Ended December 31, 2009

                                           VAN KAMPEN     VAN KAMPEN        VAN KAMPEN
                                              LIT        UIF EMERGING     UIF EQUITY AND
                                          GOVERNMENT     MARKETS EQUITY       INCOME
                                        -------------------------------------------------
Investment income (loss):
  Dividend distributions                $      323,168   $            -   $        3,340
  Expenses:
    Mortality and expense risk charge          (63,698)          (8,550)          (1,446)
    Other expense charge                        (7,962)          (1,069)            (181)
                                        -------------------------------------------------
Net investment income (loss)                   251,508           (9,619)           1,713

Net realized and unrealized capital
 gain (loss) on investments:
    Capital gains distributions                      -                -                -
    Realized capital gain (loss) on
      sales of fund shares                         (61)         (51,303)          (2,827)
    Change in unrealized
      appreciation/depreciation on
      investments during the year             (287,421)         366,409           29,073
                                        -------------------------------------------------
Net realized and unrealized capital
 gain (loss) on investments                   (287,482)         315,106           26,246
                                        -------------------------------------------------
Net increase (decrease) in net
 assets from operations                 $      (35,974)  $      305,487   $       27,959
                                        =================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                        AdvanceDesigns Variable Annuity

                      Statements of Changes in Net Assets

                     Years Ended December 31, 2009 and 2008

                                                 AIM V.I. BASIC VALUE              AIM V.I. CAPITAL DEVELOPMENT
                                               2009               2008               2009                2008
                                    --------------------------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)     $         (7,110) $               (45,472)   $       (52,559)   $      (89,554)
    Capital gains distributions                     -                1,008,853                  -           827,855
    Realized capital gain (loss) on
       sales of fund shares                  (809,689)                (271,087)        (1,446,928)         (731,760)
    Change in unrealized
       appreciation/depreciation on
       investments during the year          2,205,292               (4,238,988)         2,849,828        (4,008,947)
                                    --------------------------------------------------------------------------------
Net increase (decrease) in
     net assets from operations             1,388,493               (3,546,694)         1,350,341        (4,002,406)

  From contract owner
    transactions:
    Variable annuity deposits                  24,815                   94,748             79,894           580,004
    Contract owner maintenance
       charges                                (41,774)                 (72,828)           (40,808)          (67,795)
    Terminations and withdrawals             (321,095)                (858,762)          (463,951)         (708,720)
    Annuity payments                                -                        -                  -                 -
    Transfers between
       subaccounts, net                        24,068                  476,688           (639,442)       (1,520,807)
                                    --------------------------------------------------------------------------------
Net increase (decrease) in net
    assets from contract owner
    transactions                             (313,986)                (360,154)        (1,064,307)       (1,717,318)
                                    --------------------------------------------------------------------------------
Net increase (decrease) in net
 assets                                     1,074,507               (3,906,848)           286,034        (5,719,724)
Net assets at beginning of year             3,102,216                7,009,064          4,048,671         9,768,395
                                    --------------------------------------------------------------------------------
Net assets at end of year            $      4,176,723  $             3,102,216    $     4,334,705    $    4,048,671
                                    ================================================================================


                                             AIM V.I. GLOBAL HEALTH CARE        AIM V.I. GLOBAL REAL ESTATE
                                                2009            2008              2009             2008
                                    ---------------------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)     $             (3,947) $         (6,833) $         (41,096) $      186,234
    Capital gains distributions                         -           108,132                  -         381,465
    Realized capital gain (loss) on
       sales of fund shares                       (35,052)            3,150           (705,695)       (285,023)
    Change in unrealized
       appreciation/depreciation on
       investments during the year                135,458          (279,046)         1,579,777      (2,705,388)
                                     --------------------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations                    96,459          (174,597)           832,986      (2,422,712)

  From contract owner
    transactions:
    Variable annuity deposits                          21               296             24,905          73,889
    Contract owner maintenance
       charges                                     (4,973)           (6,089)           (33,277)        (63,649)
    Terminations and withdrawals                  (42,920)          (41,087)          (243,551)       (735,176)
    Annuity payments                                    -                 -                  -               -
    Transfers between
       subaccounts, net                             1,076            38,249            727,105         328,644
                                     --------------------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                                  (46,796)           (8,631)           475,182        (396,292)
                                     --------------------------------------------------------------------------
Net increase (decrease) in net
 assets                                            49,663          (183,228)         1,308,168      (2,819,004)
Net assets at beginning of year                   410,004           593,232          2,794,424       5,613,428)
                                     --------------------------------------------------------------------------
Net assets at end of year            $            459,667  $        410,004  $       4,102,592  $    2,794,424
                                     ==========================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                        AdvanceDesigns Variable Annuity

                Statements of Changes in Net Assets (continued)

                     Years Ended December 31, 2009 and 2008

                                       AIM V.I. INTERNATIONAL GROWTH         AIM V.I. MID CAP CORE EQUITY
                                           2009                 2008           2009                2008
                                     --------------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)     $         11,932  $      (224,266) $        (1,338) $           416
    Capital gains distributions                     -          337,529           11,423          107,753
    Realized capital gain (loss) on
       sales of fund shares                (1,276,067)         200,943         (121,580)         (11,751)
    Change in unrealized
       appreciation/depreciation on
       investments during the year          6,439,110      (13,283,108)         294,858         (391,587)
                                     --------------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations             5,174,975      (12,968,902)         183,363         (295,169)

  From contract owner
    transactions:
    Variable annuity deposits                 225,136        1,089,572           11,643            1,596
    Contract owner maintenance
       charges                            (30,391,696)        (312,356)         (11,556)         (11,562)
    Terminations and withdrawals           (1,789,059)      (3,724,631)        (139,281)         (99,973)
    Annuity payments                                -                -                -                -
    Transfers between
       subaccounts, net                    30,139,628        2,505,154          270,519          330,075
                                     --------------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                           (1,815,991)        (442,261)         131,325          220,136
                                     --------------------------------------------------------------------
Net increase (decrease) in net
 assets                                     3,358,984      (13,411,163)         314,688          (75,033)
Net assets at beginning of year            17,737,602       31,148,765          706,520          781,553
                                     --------------------------------------------------------------------
Net assets at end of year            $     21,096,586  $    17,737,602  $     1,021,208  $       706,520
                                     ====================================================================


                                         AMERICAN CENTURY VP MID CAP
                                                    VALUE                    AMERICAN CENTURY VP ULTRA
                                             2009           2008               2009            2008
                                     --------------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)     $            579  $           (19) $       (12,508) $      (25,273)
    Capital gains distributions                     -                -                -         319,921
    Realized capital gain (loss) on
       sales of fund shares                     2,214             (770)        (169,197)       (196,186)
    Change in unrealized
       appreciation/depreciation on
       investments during the year             10,810             (164)         490,696      (1,084,792)
                                     -------------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations                13,603             (953)         308,991        (986,330)

  From contract owner
    transactions:
    Variable annuity deposits                       -                -           27,093          39,202
    Contract owner maintenance
       charges                                   (339)              (7)         (16,867)        (22,423)
    Terminations and withdrawals                  (11)               -         (203,289)       (314,387)
    Annuity payments                                -                -                -               -
    Transfers between
       subaccounts, net                        19,730            8,666           40,115        (108,211)
                                     -------------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                               19,380            8,659         (152,948)       (405,819)
                                     -------------------------------------------------------------------
Net increase (decrease) in net
 assets                                        32,983            7,706          156,043      (1,392,149)
Net assets at beginning of year                 7,706                -        1,084,152       2,476,301
                                     -------------------------------------------------------------------
Net assets at end of year            $         40,689  $         7,706  $     1,240,195  $    1,084,152
                                     ===================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                        AdvanceDesigns Variable Annuity

                Statements of Changes in Net Assets (continued)

                     Years Ended December 31, 2009 and 2008

                                         AMERICAN CENTURY VP VALUE        DREYFUS IP TECHNOLOGY GROWTH
                                            2009            2008              2009            2008
                                      ----------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)      $     551,028   $        206,394   $      (4,340)  $     (3,547)
    Capital gains distributions                   -          2,684,663               -              -
    Realized capital gain (loss) on
       sales of fund shares              (1,663,381)        (2,807,097)         (8,510)        (2,037)
    Change in unrealized
       appreciation/depreciation on
       investments during the year        3,428,224         (6,228,396)        174,560       (157,368)
                                      ----------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations           2,315,871         (6,144,436)        161,710       (162,952)

  From contract owner
    transactions:
    Variable annuity deposits               146,984            470,471           2,413              -
    Contract owner maintenance
       charges                             (146,141)          (266,317)         (4,037)        (3,067)
    Terminations and withdrawals         (1,065,310)        (2,988,789)        (24,277)       (27,719)
    Annuity payments                              -                  -               -              -
    Transfers between
       subaccounts, net                    (365,541)       (11,238,913)         98,456        123,841
                                      ----------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                         (1,430,008)       (14,023,548)         72,555         93,055
                                      ----------------------------------------------------------------
Net increase (decrease) in net
 assets                                     885,863        (20,167,984)        234,265        (69,897)
Net assets at beginning of year          14,104,080         34,272,064         236,127        306,024
                                      ----------------------------------------------------------------
Net assets at end of year             $  14,989,943   $     14,104,080   $     470,392   $    236,127
                                      ================================================================


                                       DREYFUS VIF INTERNATIONAL VALUE    FRANKLIN INCOME  SECURITIES
                                            2009             2008             2009            2008
                                      -----------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)      $     120,507   $         57,340   $      45,430   $      15,302
    Capital gains distributions                   -          1,318,748               -           8,760
    Realized capital gain (loss) on
       sales of fund shares                (942,165)          (473,445)        (14,733)        (43,311)
    Change in unrealized
       appreciation/depreciation on
       investments during the year        2,099,157         (4,224,598)        173,376        (141,692)
     net assets from operations       -----------------------------------------------------------------
  Net increase (decrease) in              1,277,499         (3,321,955)        204,073        (160,941)

  From contract owner
    transactions:
    Variable annuity deposits                36,010            133,517               -               -
    Contract owner maintenance
       charges                              (53,437)           (91,716)         (6,441)         (5,441)
    Terminations and withdrawals           (380,813)        (1,049,893)        (10,203)        (51,760)
    Annuity payments                              -                  -               -               -
    Transfers between
       subaccounts, net                    (679,373)           340,934         304,278         623,226
  Net increase (decrease) in net
    assets from contract owner
    transactions                         (1,077,613)          (667,158)        287,634         566,025
     net assets from operations       -----------------------------------------------------------------
Net increase (decrease) in net
 assets                                     199,886         (3,989,113)        491,707         405,084
Net assets at beginning of year           5,125,912          9,115,025         420,527          15,443
                                      -----------------------------------------------------------------
Net assets at end of year             $   5,325,798   $      5,125,912   $     912,234   $     420,527
                                      =================================================================


 See accompanying notes.

                         Variable Annuity Account XIV -
                        AdvanceDesigns Variable Annuity

                Statements of Changes in Net Assets (continued)

                     Years Ended December 31, 2009 and 2008

                                           FRANKLIN SMALL CAP VALUE
                                                 SECURITIES                   JANUS ASPEN ENTERPRISE
                                          2009             2008            2009                 2008
                                       -------------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)       $    (26,023)   $       (162)     $      (32,642)   $      (98,062)
    Capital gains distributions               4,525            1,931                  -           443,112
    Realized capital gain (loss) on
       sales of fund shares                  51,579           (2,869)        (3,192,859)         (320,343)
    Change in unrealized
       appreciation/depreciation on
       investments during the year          728,890          (32,690)         3,937,648        (3,968,039)
                                       -------------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations             758,971          (33,790)           712,147        (3,943,332)

  From contract owner
    transactions:
    Variable annuity deposits                28,039            2,720             62,271           554,849
    Contract owner maintenance
       charges                              (23,520)            (307)           (21,992)          (79,626)
    Terminations and withdrawals           (314,164)            (259)          (183,203)         (930,587)
    Annuity payments                              -                -                  -                 -
    Transfers between
       subaccounts, net                   3,474,469          104,454         (5,267,235)        9,119,959
                                       -------------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                          3,164,824          106,608         (5,410,159)        8,664,595
                                       -------------------------------------------------------------------
Net increase (decrease) in net
 assets                                   3,923,795           72,818         (4,698,012)        4,721,263
Net assets at beginning of year              72,818                -          4,861,519           140,256
                                       -------------------------------------------------------------------
Net assets at end of year              $  3,996,613    $      72,818     $      163,507    $    4,861,519
                                       ===================================================================


                                               JANUS ASPEN INTECH RISK-
                                                     MANAGED CORE               JANUS ASPEN JANUS PORTFOLIO
                                                2009            2008               2009              2008
                                         ---------------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)         $      (15,488)   $      (76,136)   $     (161,418)   $     (143,660)
    Capital gains distributions                       -           664,167                 -                 -
    Realized capital gain (loss) on
       sales of fund shares                    (745,916)         (433,655)         (934,183)         (822,833)
    Change in unrealized
       appreciation/depreciation on
       investments during the year            2,246,205        (4,907,010)        6,035,978        (7,677,543)
                                         ---------------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations               1,484,801        (4,752,634)        4,940,377        (8,644,036)

  From contract owner
    transactions:
    Variable annuity deposits                    81,262           194,627           235,329           957,038
    Contract owner maintenance
       charges                                  (81,656)         (152,097)         (168,566)         (220,422)
    Terminations and withdrawals               (595,971)       (1,726,276)       (1,650,394)       (2,484,223)
    Annuity payments                                  -                 -                 -                 -
    Transfers between
       subaccounts, net                          83,955          (336,690)        4,204,239        10,312,690
                                         ---------------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                               (512,410)       (2,020,436)        2,620,608         8,565,083
                                         ---------------------------------------------------------------------
Net increase (decrease) in net
 assets                                         972,391        (6,773,070)        7,560,985           (78,953)
Net assets at beginning of year               7,464,992        14,238,062        11,723,512        11,802,465
                                         ---------------------------------------------------------------------
Net assets at end of year                $    8,437,383    $    7,464,992    $   19,284,497    $   11,723,512
                                         =====================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                        AdvanceDesigns Variable Annuity

                Statements of Changes in Net Assets (continued)

                     Years Ended December 31, 2009 and 2008

                                        LEGG MASON CLEARBRIDGE          LEGG MASON WESTERN ASSET
                                       VARIABLE AGGRESSIVE GROWTH     VARIABLE GLOBAL HIGH YIELD BOND
                                          2009             2008            2009             2008
                                      -----------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)      $     (3,251)   $        (844)   $     461,041    $      479,384
    Capital gains distributions                  -                -                -                 -
    Realized capital gain (loss) on
       sales of fund shares                  2,320           (2,388)        (356,414)          (54,714)
    Change in unrealized
       appreciation/depreciation on
       investments during the year          70,708          (26,531)       1,681,166        (2,068,298)
                                      -----------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations             69,777          (29,763)       1,785,793        (1,643,628)

  From contract owner
    transactions:
    Variable annuity deposits               12,489              630           86,003           392,309
    Contract owner maintenance
       charges                              (2,861)             (68)         (42,187)          (47,784)
    Terminations and withdrawals           (17,400)          (6,111)        (493,358)         (535,301)
    Annuity payments                             -                -                -                 -
    Transfers between
       subaccounts, net                    424,988            9,241        1,094,718         5,675,792
                                      -----------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                           417,216            3,692          645,176         5,485,016
                                      -----------------------------------------------------------------
Net increase (decrease) in net
 assets                                    486,993          (26,071)       2,430,969         3,841,388
Net assets at beginning of year             58,234           84,305        3,845,752             4,364
                                      -----------------------------------------------------------------
Net assets at end of year             $    545,227    $      58,234    $   6,276,721    $    3,845,752
                                      =================================================================


                                             LEGG MASON CLEARBRIDGE
                                            VARIABLE SMALL CAP GROWTH       MFS VIT RESEARCH INTERNATIONAL
                                              2009             2008             2009            2008
                                        -------------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)        $      (48,474)   $     (103,158)   $       1,622    $      (1,524)
    Capital gains distributions                      -           391,360                -            3,876
    Realized capital gain (loss) on
       sales of fund shares                 (2,087,846)         (393,781)         (87,447)         (70,531)
    Change in unrealized
       appreciation/depreciation on
       investments during the year           3,578,107        (2,957,685)       1,246,331          (28,284)
                                        -------------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations              1,441,787        (3,063,264)       1,160,506          (96,463)

  From contract owner
    transactions:
    Variable annuity deposits                   70,638           546,981          125,675           51,139
    Contract owner maintenance
       charges                                 (36,012)          (78,538)         (66,586)          (1,100)
    Terminations and withdrawals              (462,026)         (779,848)        (719,815)          (9,874)
    Annuity payments                                 -                 -                -                -
    Transfers between
       subaccounts, net                        511,525         7,881,899        9,273,169          142,959
                                        -------------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                                84,125         7,570,494        8,612,443          183,124
                                        -------------------------------------------------------------------
Net increase (decrease) in net
 assets                                      1,525,912         4,507,230        9,772,949           86,661
Net assets at beginning of year              4,535,574            28,344          116,444           29,783
                                        -------------------------------------------------------------------
Net assets at end of year               $    6,061,486    $    4,535,574    $   9,889,393    $     116,444
                                        ===================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                        AdvanceDesigns Variable Annuity

                Statements of Changes in Net Assets (continued)

                     Years Ended December 31, 2009 and 2008

                                            MFS VIT TOTAL RETURN             MFS VIT UTILITIES
                                              2009           2008           2009          2008
                                        ------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)        $          428   $       1,081   $     4,100   $     (1,477)
    Capital gains distributions                      -           4,345             -         33,313
    Realized capital gain (loss) on
       sales of fund shares                      3,462          (2,218)      (11,850)       (48,009)
    Change in unrealized
       appreciation/depreciation on
       investments during the year              34,169         (18,131)       73,723       (133,284)
                                        ------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations                 38,059         (14,923)       65,973       (149,457)

  From contract owner
    transactions:
    Variable annuity deposits                        -           7,999         1,767         10,611
    Contract owner maintenance
       charges                                  (2,326)           (661)       (2,061)        (5,202)
    Terminations and withdrawals               (22,506)         (9,312)       (9,550)      (157,342)
    Annuity payments                                 -               -             -              -
    Transfers between
       subaccounts, net                        136,697          88,720       596,566       (429,027)
                                        ------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                               111,865          86,746       586,722       (580,960)
                                        ------------------------------------------------------------
Net increase (decrease) in net
 assets                                        149,924          71,823       652,695       (730,417)
Net assets at beginning of year                 77,706           5,883       117,507        847,924
                                        ------------------------------------------------------------
Net assets at end of year               $      227,630   $      77,706   $   770,202   $    117,507
                                        ============================================================


                                            MUTUAL GLOBAL DISCOVERY   NEUBERGER BERMAN AMT SOCIALLY
                                                  SECURITIES                     RESPONSIVE
                                            2009             2008           2009            2008
                                        ------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)        $         (760)  $      62,587   $        21   $      1,324
    Capital gains distributions                 11,455         303,631             -          9,111
    Realized capital gain (loss) on
       sales of fund shares                 (2,435,653)       (337,186)      (16,623)        (7,692)
    Change in unrealized
       appreciation/depreciation on
       investments during the year           2,582,172      (2,544,423)       33,344        (46,637)
                                        ------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations                157,214      (2,515,391)       16,742        (43,894)

  From contract owner
    transactions:
    Variable annuity deposits                   15,257         571,747             -              -
    Contract owner maintenance
       charges                                  (4,415)        (76,409)         (755)          (961)
  Terminations and withdrawals                 (69,877)       (784,356)       (3,262)        (3,536)
  Annuity payments                                   -               -             -              -
  Transfers between
     subaccounts, net                       (5,388,960)         23,931       (35,303)       118,312
                                        ------------------------------------------------------------
 Net increase (decrease) in net
   assets from contract owner
   transactions                             (5,447,995)       (265,087)      (39,320)       113,815
                                        ------------------------------------------------------------
Net increase (decrease) in net
 assets                                     (5,290,781)     (2,780,478)      (22,578)        69,921
Net assets at beginning of year              5,584,668       8,365,146        73,668          3,747
                                        ------------------------------------------------------------
Net assets at end of year               $      293,887   $   5,584,668   $    51,090   $     73,668
                                        ============================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                        AdvanceDesigns Variable Annuity

                Statements of Changes in Net Assets (continued)

                     Years Ended December 31, 2009 and 2008

                                             OPPENHEIMER CORE BOND    OPPENHEIMER MAIN STREET SMALL
                                                   FUND/VA                     CAP FUND/VA
                                              2009          2008             2009          2008
                                        ------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)        $       (6,195)  $     798,147   $   (41,770)  $    (90,469)
    Capital gains distributions                      -               -             -        515,643
    Realized capital gain (loss) on
       sales of fund shares                   (242,330)     (5,968,070)     (824,593)      (530,266)
    Change in unrealized
       appreciation/depreciation on
       investments during the year             286,773        (880,091)    2,657,795     (3,640,433)
                                        ------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations                 38,248      (6,050,014)    1,791,432     (3,745,525)

  From contract owner
    transactions:
    Variable annuity deposits                    7,688         484,063        41,827        149,371
    Contract owner maintenance
       charges                                  (2,773)       (206,066)      (62,827)      (115,603)
    Terminations and withdrawals               (32,319)     (2,486,961)     (449,391)    (1,361,844)
    Annuity payments                                 -               -             -              -
    Transfers between
       subaccounts, net                       (107,491)     (8,994,233)     (176,201)      (190,405)
                                        ------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                              (134,895)    (11,203,197)     (646,592)    (1,518,481)
                                        ------------------------------------------------------------
Net increase (decrease) in net
 assets                                        (96,647)    (17,253,211)    1,144,840     (5,264,006)
Net assets at beginning of year                605,607      17,858,818     5,464,976     10,728,982
                                        ------------------------------------------------------------
Net assets at end of year               $      508,960   $     605,607   $ 6,609,816   $  5,464,976
                                        ============================================================


                                              PIMCO VIT ALL ASSET      COMMODITYREALRETURN STRATEGY
                                               2009          2008             2009           2008
                                        ------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)        $       34,649   $      27,911   $    19,806   $     36,274
    Capital gains distributions                      -           1,698        54,976          1,595
    Realized capital gain (loss) on
       sales of fund shares                    (25,520)        (11,142)      (22,997)       590,456
    Change in unrealized
       appreciation/depreciation on
       investments during the year              92,283        (122,958)       (4,428)      (474,334)
                                        ------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations                101,412        (104,491)       47,357        153,991

  From contract owner
    transactions:
    Variable annuity deposits                        -           9,142         3,769         11,933
    Contract owner maintenance
       charges                                  (4,866)         (5,547)       (1,786)       (70,901)
    Terminations and withdrawals               (23,525)       (104,440)       (6,769)    (1,177,969)
    Annuity payments                                 -               -             -              -
    Transfers between
       subaccounts, net                         84,797        (330,596)      539,263     (4,842,378)
                                        ------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                                56,406        (431,441)      534,477     (6,079,315)
                                        ------------------------------------------------------------
Net increase (decrease) in net
 assets                                        157,818        (535,932)      581,834     (5,925,324)
Net assets at beginning of year                508,450       1,044,382        96,436      6,021,760
                                        ------------------------------------------------------------
Net assets at end of year               $      666,268   $     508,450   $   678,270   $     96,436
                                        ============================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                        AdvanceDesigns Variable Annuity

                Statements of Changes in Net Assets (continued)

                     Years Ended December 31, 2009 and 2008

                                              PIMCO VIT EMERGING MARKETS   PIMCO VIT FOREIGN BOND (U.S.
                                                        BOND                     DOLLAR-HEDGED)
                                               2009           2008             2009            2008
                                        -----------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)        $       91,377   $      13,386   $       89,324   $      122,053
    Capital gains distributions                      -          11,322          186,191                -
    Realized capital gain (loss) on
       sales of fund shares                     22,820          (3,900)        (377,440)         (57,868)
    Change in unrealized
       appreciation/depreciation on
       investments during the year             392,601         (63,101)         550,459         (648,875)
                                        -----------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations                506,798         (42,293)         448,534         (584,690)

  From contract owner
    transactions:
    Variable annuity deposits                   38,857               -          103,840          540,709
    Contract owner maintenance
       charges                                 (27,523)         (3,516)         (39,668)         (80,928)
    Terminations and withdrawals              (359,773)        (64,843)        (385,691)        (890,955)
    Annuity payments                                 -               -                -                -
    Transfers between
       subaccounts, net                      3,990,312         266,549       (8,746,112)      11,505,942
                                        -----------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                             3,641,873         198,190       (9,067,631)      11,074,768
                                        -----------------------------------------------------------------
Net increase (decrease) in net
 assets                                      4,148,671         155,897       (8,619,097)      10,490,078
Net assets at beginning of year                216,095          60,198       10,491,923            1,845
                                        -----------------------------------------------------------------
Net assets at end of year               $    4,364,766   $     216,095   $    1,872,826   $   10,491,923
                                        =================================================================


                                              PIMCO VIT LOW DURATION           PIMCO VIT REAL RETURN
                                              2009           2008               2009           2008
                                        -----------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)        $      430,418   $     492,487   $      126,232   $      104,306
    Capital gains distributions                919,344         253,507          101,807            3,864
    Realized capital gain (loss) on
       sales of fund shares                    (17,303)        (15,067)         (18,536)         (67,641)
    Change in unrealized
       appreciation/depreciation on
       investments during the year             816,811      (1,008,329)         352,456         (320,668)
                                        -----------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations              2,149,270        (277,402)         561,959         (280,139)

  From contract owner
    transactions:
    Variable annuity deposits                  283,186         295,031           34,242          205,769
    Contract owner maintenance
       charges                                (201,609)       (322,365)         (45,527)         (70,910)
    Terminations and withdrawals            (2,148,507)     (4,516,450)        (403,302)      (1,175,181)
    Annuity payments                                 -               -                -                -
    Transfers between
       subaccounts, net                      5,150,802      (1,735,246)         (15,668)       1,379,276
                                        -----------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                             3,083,872      (6,279,030)        (430,255)         338,954
                                        -----------------------------------------------------------------
Net increase (decrease) in net
 assets                                      5,233,142      (6,556,432)         131,704           58,815
Net assets at beginning of year             15,243,714      21,800,146        2,512,634        2,453,819
                                        -----------------------------------------------------------------
Net assets at end of year               $   20,476,856   $  15,243,714   $    2,644,338   $    2,512,634
                                        =================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                        AdvanceDesigns Variable Annuity

                Statements of Changes in Net Assets (continued)

                     Years Ended December 31, 2009 and 2008

                                                 ROYCE MICRO-CAP          RYDEX VT ALL-CAP OPPORTUNITY
                                               2009           2008            2009            2008
                                        -----------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)        $       (1,035)  $      35,458   $      (13,474)  $      (32,064)
    Capital gains distributions                      -         201,738                -            4,568
    Realized capital gain (loss) on
       sales of fund shares                   (950,634)        (60,013)         (72,790)         147,887
    Change in unrealized
       appreciation/depreciation on
       investments during the year           1,011,820      (1,008,043)         328,199       (1,146,108)
                                        -----------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations                 60,151        (830,860)         241,935       (1,025,717)

  From contract owner
    transactions:
    Variable annuity deposits                        -          37,062              292           21,155
    Contract owner maintenance
       charges                                    (490)         (6,632)         (13,208)         (36,950)
    Terminations and withdrawals                (1,773)        (62,363)        (108,628)        (562,650)
    Annuity payments                                 -               -                -                -
    Transfers between
       subaccounts, net                     (1,152,331)      2,056,222          (72,494)      (1,095,445)
                                        -----------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                            (1,154,594)      2,024,289         (194,038)      (1,673,890)
                                        -----------------------------------------------------------------
Net increase (decrease) in net
 assets                                     (1,094,443)      1,193,429           47,897       (2,699,607)
Net assets at beginning of year              1,206,875          13,446        1,124,070        3,823,677
                                        -----------------------------------------------------------------
Net assets at end of year               $      112,432   $   1,206,875   $    1,171,967   $    1,124,070
                                        =================================================================


                                         RYDEX VT ALL-
                                        ASSET AGGRESSIVE
                                            STRATEGY       RYDEX VT ALL-ASSET  CONSERVATIVE STRATEGY
                                             2009                  2009                  2008
                                        ------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)        $           (531)  $           (12,950)  $           22,878
    Capital gains distributions                        -                     -               10,417
    Realized capital gain (loss) on
       sales of fund shares                           66                (8,239)             (17,610)
    Change in unrealized
       appreciation/depreciation on
       investments during the year                 8,198                64,346             (128,612)
                                        ------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations                    7,733                43,157             (112,927)

  From contract owner
    transactions:
    Variable annuity deposits                          -                     -                    -
    Contract owner maintenance
       charges                                      (447)              (12,304)             (13,096)
    Terminations and withdrawals                     (21)              (19,129)            (108,198)
    Annuity payments                                   -                     -                    -
    Transfers between
       subaccounts, net                           99,850               133,933            1,084,485
                                        ------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                                  99,382               102,500              963,191
                                        ------------------------------------------------------------
Net increase (decrease) in net
 assets                                          107,115               145,657              850,264
Net assets at beginning of year                        -               907,284               57,020
                                        ------------------------------------------------------------
Net assets at end of year               $        107,115   $         1,052,941   $          907,284
                                        ============================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                        AdvanceDesigns Variable Annuity

                Statements of Changes in Net Assets (continued)

                     Years Ended December 31, 2009 and 2008

                                                                               RYDEX VT
                                               RYDEX VT ALL-ASSET              MULTI-CAP
                                               MODERATE STRATEGY              CORE EQUITY
                                        ----------------------------------------------------
                                              2009            2008               2009
                                        ----------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)        $       (2,062)  $          1,838   $           (25)
    Capital gains distributions                      -              1,192                 -
    Realized capital gain (loss) on
       sales of fund shares                    (20,295)            (4,752)            1,035
    Change in unrealized
       appreciation/depreciation
       on investments during the
       year                                     51,161            (24,601)                -
                                        ----------------------------------------------------
  Net increase (decrease) in
     net assets from operations                 28,804            (26,323)            1,010

  From contract owner
    transactions:
    Variable annuity deposits                        -              2,251                 -
    Contract owner maintenance
       charges                                  (1,232)              (595)              (22)
    Terminations and withdrawals                  (380)                 -                 -
    Annuity payments                                 -                  -                 -
    Transfers between
       subaccounts, net                        108,836            162,747              (988)
                                        ----------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                               107,224            164,403            (1,010)
                                        ----------------------------------------------------
Net increase (decrease) in net
 assets                                        136,028            138,080                 -
Net assets at beginning of year                146,250              8,170                 -
                                        ----------------------------------------------------
Net assets at end of year               $      282,278   $        146,250   $             -
                                        ====================================================


                                                        RYDEX VT
                                                MULTI-HEDGE STRATEGIES               SBL ALL CAP VALUE
                                        ----------------------------------------------------------------------
                                                 2009            2008              2009            2008
                                        ----------------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)        $         (203)  $            (54)  $       (14,440)  $       (20,090)
    Capital gains distributions                      -                  -                 -                 -
    Realized capital gain (loss) on
       sales of fund shares                    (13,136)              (666)          (71,050)          (21,330)
    Change in unrealized
       appreciation/depreciation
       on investments during the
       year                                      9,018            (15,873)          381,083          (654,147)
                                        ----------------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations                 (4,321)           (16,593)          295,593          (695,567)

  From contract owner
    transactions:
    Variable annuity deposits                    5,029              5,794            19,843            22,716
    Contract owner maintenance
       charges                                    (540)              (363)          (10,538)          (15,082)
    Terminations and withdrawals                  (787)            (1,329)          (54,005)         (324,042)
    Annuity payments                                 -                  -                 -                 -
    Transfers between
       subaccounts, net                        (39,874)           102,054           268,857          (311,551)
                                        ----------------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                               (36,172)           106,156           224,157          (627,959)
                                        ----------------------------------------------------------------------
Net increase (decrease) in net
 assets                                        (40,493)            89,563           519,750        (1,323,526)
Net assets at beginning of year                107,483             17,920           899,137         2,222,663
                                        ----------------------------------------------------------------------
Net assets at end of year                 $     66,990   $        107,483   $     1,418,887   $       899,137
                                        ======================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                        AdvanceDesigns Variable Annuity

                Statements of Changes in Net Assets (continued)

                     Years Ended December 31, 2009 and 2008

                                                SBL ALPHA OPPORTUNITY               SBL ENHANCED INDEX
                                                2009             2008              2009            2008
                                        ----------------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)        $       (3,529)  $         (5,740)  $       (16,054) $        (24,558)
    Capital gains distributions                      -                  -                 -                 -
    Realized capital gain (loss) on
       sales of fund shares                    (27,132)           (12,974)          (97,901)          (16,676)
    Change in unrealized
       appreciation/depreciation on
       investments during the year              94,918           (164,176)          374,199          (775,906)
                                        ----------------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations                 64,257           (182,890)          260,244          (817,140)

  From contract owner
    transactions:
    Variable annuity deposits                        2                  -             1,099               252
    Contract owner maintenance
       charges                                  (3,633)            (2,834)          (10,992)          (21,893)
    Terminations and withdrawals               (47,300)           (24,057)         (129,820)         (293,794)
    Annuity payments                                 -                  -                 -                 -
    Transfers between
       subaccounts, net                        (27,501)            (6,685)          (34,738)          (79,523)
                                        ----------------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                               (78,432)           (33,576)         (174,451)         (394,958)
                                        ----------------------------------------------------------------------
Net increase (decrease) in net
 assets                                        (14,175)          (216,466)           85,793        (1,212,098)
Net assets at beginning of year                290,357            506,823         1,212,958         2,425,056
                                        ----------------------------------------------------------------------
Net assets at end of year               $      276,182   $        290,357   $     1,298,751   $     1,212,958
                                        ======================================================================


                                                    SBL EQUITY                            SBL GLOBAL
                                             2009                2008              2009                2008
                                        ----------------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)        $      (10,132)  $        (13,273)  $       (43,335)  $      (125,383)
    Capital gains distributions                      -                  -                 -                 -
    Realized capital gain (loss) on
       sales of fund shares                    (46,405)           (37,871)       (1,018,912)           10,711
    Change in unrealized
       appreciation/depreciation on
       investments during the year             249,111           (375,529)        1,643,929        (4,312,300)
                                        ----------------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations                192,574           (426,673)          581,682        (4,426,972)

  From contract owner
    transactions:
    Variable annuity deposits                   23,495             23,157            55,399           495,477
    Contract owner maintenance
       charges                                  (7,226)            (7,497)          (33,087)          (99,908)
    Terminations and withdrawals               (59,039)           (76,705)         (325,725)       (1,019,549)
    Annuity payments                                 -                  -                 -              (348)
    Transfers between
       subaccounts, net                        339,218           (221,354)       (3,177,193)         (239,751)
                                        ----------------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                               296,448           (282,399)       (3,480,606)         (864,079)
                                        ----------------------------------------------------------------------
Net increase (decrease) in net
 assets                                        489,022           (709,072)       (2,898,924)       (5,291,051)
Net assets at beginning of year                602,749          1,311,821         6,275,450        11,566,501
                                        ----------------------------------------------------------------------
Net assets at end of year               $    1,091,771   $        602,749   $     3,376,526  $      6,275,450
                                        ======================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                        AdvanceDesigns Variable Annuity

                Statements of Changes in Net Assets (continued)

                     Years Ended December 31, 2009 and 2008

                                                 SBL HIGH YIELD                     SBL LARGE CAP VALUE
                                              2009            2008                2009               2008
                                        ----------------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)        $     (175,276)  $       (156,580)  $      (161,427)  $       (90,269)
    Capital gains distributions                      -                  -                 -                 -
    Realized capital gain (loss) on
       sales of fund shares                    146,522            652,480           (86,790)          118,738
    Change in unrealized
       appreciation/depreciation on
       investments during the year           6,735,761         (4,716,552)        2,966,647        (2,786,417)
                                        ----------------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations              6,707,007         (4,220,652)        2,718,430        (2,757,948)

  From contract owner
    transactions:
    Variable annuity deposits                  188,426            577,254           205,338           541,547
    Contract owner maintenance
       charges                                (122,865)          (124,091)         (119,072)          (69,329)
    Terminations and withdrawals            (1,340,537)        (1,530,361)       (1,345,681)       (1,019,886)
    Annuity payments                              (516)              (295)                -                 -
    Transfers between
       subaccounts, net                      1,856,131         (4,455,846)        7,919,971        (3,252,061)
                                        ----------------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                               580,639         (5,533,339)        6,660,556        (3,799,729)
                                        ----------------------------------------------------------------------
Net increase (decrease) in net
 assets                                      7,287,646         (9,753,991)        9,378,986        (6,557,677)
Net assets at beginning of year              9,906,885         19,660,876         3,861,875        10,419,552
                                        ----------------------------------------------------------------------
Net assets at end of year               $   17,194,531   $      9,906,885   $    13,240,861   $     3,861,875
                                        ======================================================================


                                            SBL MANAGED ASSET ALLOCATION            SBL MID CAP GROWTH
                                               2009           2008                 2009            2008
                                        ----------------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)        $      (12,709)  $        (16,496)  $       (20,489)  $       (31,918)
    Capital gains distributions                      -                  -                 -                 -
    Realized capital gain (loss) on
       sales of fund shares                    (10,521)           (62,112)         (134,788)         (695,146)
    Change in unrealized
       appreciation/depreciation on
       investments during the year             240,355           (286,123)          677,191          (385,897)
                                        ----------------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations                217,125           (364,731)          521,914        (1,112,961)

  From contract owner
    transactions:
    Variable annuity deposits                      432                136            31,346           146,957
    Contract owner maintenance
       charges                                  (8,821)            (9,390)          (17,813)          (25,406)
    Terminations and withdrawals               (32,200)          (119,116)         (187,861)         (244,632)
    Annuity payments                                 -                  -                 -                 -
    Transfers between
       subaccounts, net                        332,085           (360,934)           65,078       (10,518,906)
                                        ----------------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                               291,496           (489,304)         (109,250)      (10,641,987)
                                        ----------------------------------------------------------------------
Net increase (decrease) in net
 assets                                        508,621           (854,035)          412,664       (11,754,948)
Net assets at beginning of year                697,485          1,551,520         1,317,332        13,072,280
                                        ----------------------------------------------------------------------
Net assets at end of year               $    1,206,106    $       697,485   $     1,729,996   $     1,317,332
                                        ======================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                        AdvanceDesigns Variable Annuity

                Statements of Changes in Net Assets (continued)

                     Years Ended December 31, 2009 and 2008

                                                SBL MID CAP VALUE                   SBL MONEY MARKET
                                              2009            2008                2009           2008
                                        ----------------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)        $     (119,877)  $       (155,601)  $      (257,622)  $      (264,898)
    Capital gains distributions                      -                  -                 -                 -
    Realized capital gain (loss) on
       sales of fund shares                   (124,677)           784,162           230,920           281,672
    Change in unrealized
       appreciation/depreciation on
       investments during the year           3,663,374         (4,458,945)         (285,664)          109,972
                                        ----------------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations              3,418,820         (3,830,384)         (312,366)          126,746

  From contract owner
    transactions:
    Variable annuity deposits                  145,411            687,629           636,382         4,735,856
    Contract owner maintenance
       charges                                 (87,397)          (136,114)         (382,628)         (320,221)
    Terminations and withdrawals              (900,406)        (1,712,703)       (6,612,396)       (4,581,689)
    Annuity payments                              (470)              (380)             (426)             (595)
    Transfers between
       subaccounts, net                       (814,528)        (7,470,850)       (9,473,674)       12,938,936
                                        ----------------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                            (1,657,390)        (8,632,418)      (15,832,742)       12,772,287
                                        ----------------------------------------------------------------------
Net increase (decrease) in net
 assets                                      1,761,430        (12,462,802)      (16,145,108)       12,899,033
Net assets at beginning of year              7,978,398         20,441,200        27,812,894        14,913,861
                                        ----------------------------------------------------------------------
Net assets at end of year               $    9,739,828   $      7,978,398    $   11,667,786   $    27,812,894
                                        ======================================================================


                                                 SBL SELECT 25                     SBL SMALL CAP GROWTH
                                              2009            2008               2009               2008
                                        ----------------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)        $       (8,384)  $        (14,190)  $       (26,021)  $       (40,589)
    Capital gains distributions                      -                  -                 -                 -
    Realized capital gain (loss) on
       sales of fund shares                    (56,425)           (64,170)         (241,987)          679,157
    Change in unrealized
       appreciation/depreciation on
       investments during the year             236,707           (319,583)          827,912        (2,666,584)
                                        ----------------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations                171,898           (397,943)          559,904        (2,028,016)

  From contract owner
    transactions:
    Variable annuity deposits                    7,233              9,661            18,937           162,950
    Contract owner maintenance
       charges                                  (6,024)           (13,026)          (20,154)          (32,603)
    Terminations and withdrawals               (41,094)          (179,611)         (170,381)         (284,799)
    Annuity payments                                 -                  -                 -                 -
    Transfers between
       subaccounts, net                        (18,306)          (172,291)         (142,978)      (10,913,121)
                                        ----------------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                               (58,191)          (355,267)         (314,576)      (11,067,573)
                                        ----------------------------------------------------------------------
Net increase (decrease) in net
 assets                                        113,707           (753,210)          245,328       (13,095,589)
Net assets at beginning of year                591,320          1,344,530         1,877,954        14,973,543
                                        ----------------------------------------------------------------------
Net assets at end of year               $      705,027   $        591,320   $     2,123,282   $     1,877,954
                                        ======================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                        AdvanceDesigns Variable Annuity

                Statements of Changes in Net Assets (continued)

                     Years Ended December 31, 2009 and 2008

                                            SBL SMALL CAP VALUE                 SBL U.S. INTERMEDIATE BOND
                                           2009            2008                2009                   2008
                                        ----------------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)        $      (11,739)  $        (13,377)  $      (149,483)  $      (127,841)
    Capital gains distributions                      -                  -                 -                 -
    Realized capital gain (loss) on
       sales of fund shares                    (25,793)            29,808          (450,156)           94,974
    Change in unrealized
       appreciation/depreciation on
       investments during the year             510,180           (432,748)        1,258,739        (1,165,228)
                                        ----------------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations                472,648           (416,317)          659,100        (1,198,095)

  From contract owner
    transactions:
    Variable annuity deposits                    4,633              5,446           167,046           564,564
    Contract owner maintenance
       charges                                 (10,712)           (15,574)         (108,359)          (90,593)
    Terminations and withdrawals               (79,899)          (222,205)       (1,122,859)       (1,053,728)
    Annuity payments                                 -                  -              (342)             (515)
    Transfers between
       subaccounts, net                      3,326,025           (355,157)        5,501,529         5,479,179
                                        ----------------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                             3,240,047           (587,490)        4,437,015         4,898,907
                                        ----------------------------------------------------------------------
Net increase (decrease) in net
 assets                                      3,712,695         (1,003,807)        5,096,115         3,700,812
Net assets at beginning of year                529,020          1,532,827        11,484,264         7,783,452
                                        ----------------------------------------------------------------------
Net assets at end of year               $    4,241,715   $        529,020   $    16,580,379   $    11,484,264
                                        ======================================================================


                                           VAN KAMPEN LIT COMSTOCK            VAN KAMPEN LIT GOVERNMENT
                                              2009           2008                2009            2008
                                        ----------------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)        $        7,142   $           (326)  $       251,508   $       256,101
    Capital gains distributions                      -              1,519                 -                 -
    Realized capital gain (loss) on
       sales of fund shares                     (5,369)            (2,714)              (61)           (4,335)
    Change in unrealized
       appreciation/depreciation on
       investments during the year              64,575            (29,176)         (287,421)         (301,341)
                                        ----------------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations                 66,348            (30,697)          (35,974)          (49,575)

  From contract owner
    transactions:
    Variable annuity deposits                    9,740                540            65,894            91,972
    Contract owner maintenance
       charges                                  (2,744)              (395)          (55,981)         (109,157)
    Terminations and withdrawals               (13,082)            (8,837)         (462,057)       (1,221,320)
    Annuity payments                                 -                  -                 -                 -
    Transfers between
       subaccounts, net                        408,425             82,286          (452,598)       (1,767,407)
                                        ----------------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                               402,339             73,594          (904,742)       (3,005,912)
                                        ----------------------------------------------------------------------
Net increase (decrease) in net
 assets                                        468,687             42,897          (940,716)       (3,055,487)
Net assets at beginning of year                 65,458             22,561         6,495,756         9,551,243
                                        ----------------------------------------------------------------------
Net assets at end of year               $      534,145   $         65,458   $     5,555,040   $     6,495,756
                                        ======================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                 Statements of Changes in Net Assets (continued)

                     Years Ended December 31, 2009 and 2008

                                              VAN KAMPEN UIF EMERGING          VAN KAMPEN UIF EQUITY AND
                                                   MARKETS EQUITY                        INCOME
                                               2009              2008             2009             2008
                                      -------------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)      $       (9,619)    $      (6,603)    $      1,713     $        397
    Capital gains distributions                    -           145,123                -            1,695
    Realized capital gain (loss) on
       sales of fund shares                  (51,303)          (80,260)          (2,827)          (1,768)
    Change in unrealized
       appreciation/depreciation on
       investments during the year           366,409          (454,241)          29,073          (16,486)
                                      -------------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations              305,487          (395,981)          27,959          (16,162)

  From contract owner
    transactions:
    Variable annuity deposits                 27,676             2,958                -                -
    Contract owner maintenance
       charges                               (10,437)           (6,106)            (817)            (488)
    Terminations and withdrawals             (78,345)         (176,685)          (4,504)          (5,921)
    Annuity payments                               -                 -                -                -
    Transfers between
       subaccounts, net                    1,483,447          (129,742)          72,427          112,661
                                      -------------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                           1,422,341          (309,575)          67,106          106,252
                                      -------------------------------------------------------------------
Net increase (decrease) in net
 assets                                    1,727,828          (705,556)          95,065           90,090
Net assets at beginning of year              258,143           963,699           90,090                -
                                      -------------------------------------------------------------------
Net assets at end of year             $    1,985,971     $     258,143     $    185,155     $     90,090
                                      ===================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                          Notes to Financial Statements
                                December 31, 2009

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

AdvanceDesigns Variable Annuity (AdvanceDesigns) is a deferred variable annuity contract offered by Security Benefit Life Insurance Company (SBL). Purchase payments for AdvanceDesigns are allocated to one or more of the subaccounts that comprise Variable Annuity Account XIV (the Account), a separate account of SBL. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. As directed by the owners, amounts may be invested in a designated mutual fund as follows:

           SUBACCOUNT                                             MUTUAL FUND
-------------------------------------------------------------------------------------------------------------
AIM V.I. Basic Value                            AIM V.I. Basic Value Fund - Series II
AIM V.I. Capital Development                    AIM V.I. Capital Development - Series II
AIM V.I. Global Health Care                     AIM V.I. Global Health Care Fund - Series I
AIM V.I. Global Real Estate                     AIM V.I. Global Real Estate Fund - Series I
AIM V.I. International Growth                   AIM V.I. International Growth Fund - Series II
AIM V.I. Mid Cap Core Equity                    AIM V.I. Mid Cap Core Equity Fund - Series II
American Century VP Mid Cap Value               American Century VP Mid Cap Value Fund - Class II
American Century VP Ultra                       American Century VP Ultra Fund - Class II
American Century VP Value                       American Century VP Value Fund - Class II
Dreyfus IP Technology Growth                    Dreyfus IP Technology Growth Portfolio - Service Class
Dreyfus VIF International Value                 Dreyfus VIF International Value Portfolio - Service Class
Franklin Income Securities                      Franklin Income Securities - Class II
Franklin Small Cap Value Securities             Franklin Small Cap Value Securities - Class II
Janus Aspen Enterprise (1)                      Janus Aspen Enterprise - Service Class
Janus Aspen INTECH Risk-Managed Core (1)        Janus Aspen INTECH Risk-Managed Core - Service Class
Janus Aspen Janus Portfolio                     Janus Aspen Janus Portfolio - Service Class
Legg Mason ClearBridge Variable Aggressive      Legg Mason ClearBridge Variable Aggressive Growth - Class II
  Growth (5)
Legg Mason Western Asset Variable Global High   Legg Mason Western Asset Variable Global High Yield Bond -
  Yield Bond (5)                                 Class II
Legg Mason ClearBridge Variable Small Cap       Legg Mason ClearBridge Variable Small Cap Growth - Class I
  Growth (5)
MFS VIT Research International                  MFS VIT Research International Series - Service Class
MFS VIT Total Return                            MFS VIT Total Return - Service Class
MFS VIT Utilities                               MFS VIT Utilities - Service Class
Mutual Global Discovery Securities (1)          Mutual Global Discovery Securities - Class II
Neuberger Berman AMT Socially Responsive        Neuberger Berman AMT Socially Responsive - Class S
Oppenheimer Core Bond Fund/VA                   Oppenheimer Core Bond /VA - Service Class

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                    Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

              SUBACCOUNT                                            MUTUAL FUND
-----------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap Fund/VA      Oppenheimer Main Street Small Cap /VA - Service Class
PIMCO VIT All Asset                            PIMCO VIT All Asset Portfolio - Administrative Class
PIMCO VIT CommodityRealReturn Strategy         PIMCO VIT Commodity Real Return Strategy - Administrative
                                                 Class
PIMCO VIT Emerging Markets Bond                PIMCO VIT Emerging Markets Bond - Advisor Class
PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)    PIMCO VIT Foreign Bond (U.S. Dollar-Hedged) -
                                                 Administrative Class
PIMCO VIT Low Duration                         PIMCO VIT Low Duration Portfolio - Administrative Class
PIMCO VIT Real Return                          PIMCO VIT Real Return Portfolio - Administrative Class
Royce Micro-Cap                                Royce Capital Fund--Micro-Cap Portfolio - Investment Class
Rydex VT All-Cap Opportunity (1)               Rydex VT All-Cap Opportunity
Rydex VT All-Asset Aggressive Strategy (2) (4) Rydex VT All-Asset Aggressive Strategy
Rydex VT All-Asset Conservative Strategy (2)   Rydex VT All-Asset Conservative Strategy
Rydex VT All-Asset Moderate Strategy (2)       Rydex VT All-Asset Moderate Strategy
Rydex VT Multi-Cap Core Equity (4)             Rydex VT Multi-Cap Core Equity
Rydex VT Multi-Hedge Strategies (1)            Rydex VT Multi-Hedge Strategies
SBL All Cap Value                              SBL Fund Series O (SBL Equity Income)
SBL Alpha Opportunity (3)                      SBL Fund Series Z (SBL Alpha Opportunity)
SBL Enhanced Index                             SBL Fund Series H (SBL Enhanced Index)
SBL Equity                                     SBL Fund Series A (SBL Equity)
SBL Global                                     SBL Fund Series D (SBL Global)
SBL High Yield                                 SBL Fund Series P (SBL High Yield)
SBL Large Cap Value                            SBL Fund Series B (SBL Large Cap Value)
SBL Managed Asset Allocation                   SBL Fund Series N (SBL Managed Asset Allocation)
SBL Mid Cap Growth                             SBL Fund Series J (SBL Mid Cap Growth)
SBL Mid Cap Value                              SBL Fund eries V (SBL Mid Cap Value)
SBL Money Market                               SBL Fund Series C (SBL Money Market)
SBL Select 25                                  SBL Fund Series Y (SBL Select 25)
SBL Small Cap Growth                           SBL Fund Series X (SBL Small Cap Growth)
SBL Small Cap Value                            SBL Fund Series Q (SBL Small Cap Value)
SBL U.S. Intermediate Bond                     SBL Fund Series E (SBL U.S. Intermediate Bond)
Van Kampen LIT Comstock                        Van Kampen LIT Comstock - Class II
Van Kampen LIT Government                      Van Kampen LIT Government - Class II
Van Kampen UIF Emerging Markets Equity         Van Kampen UIF Emerging Markets Equity Portfolio - Class II
Van Kampen UIF Equity and Income               Van Kampen UIF Equity and Income Portfolio - Class II

(1) Prior to May 1, 2009, these subaccounts were Janus Aspen Mid Cap Growth, Janus Aspen Large Cap Growth, Mutual Discovery Securities, Rydex VT Sector Rotation and Rydex VT Absolute Return Strategies, respectively.

(2) Prior to July 1, 2009, these subaccounts were Rydex VT Essential Portfolio Aggressive, Rydex VT Essential Portfolio Conservative, and Rydex VT Essential Portfolio Moderate, respectively.

(3) No longer available for investment.

(4) These subaccounts were available for investment in 2008; however there was no activity until 2009.

(5) Prior to November 2, 2009, these subaccounts were Legg Mason Partners Variable Aggressive Growth, Legg Mason Partners Global High Yield Bond and Legg Mason Partners Variable Small Cap Growth, respectively.

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                    Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

During 2009, pursuant to the plan of reorganization approved by the Rydex VT Hedged Equity Fund shareholders, the Rydex VT Multi-Hedged Strategies Fund acquired all of the net assets of the Rydex VT Hedged Equity Fund Fund, which totaled $1,367,156 on the closing date of the reorganization, May 29, 2009. A total of 76,591 shares were exchanged from the Rydex VT Hedged Equity Fund. In exchange for the assets of the Rydex VT Hedged Equity Fund, 68,840 shares of Rydex VT Multi-Hedged Strategies Fund were issued to shareholders of record immediately after the closing date.

During 2009, the SBL Money Market Fund acquired all remaining net assets of the PIMCO VIT Small Cap StocksPlus TR Fund, which totaled $179,304 on the date of liquidation, November 20, 2009. A total of 23,241 shares were liquidated from PIMCO VIT Small Cap StocksPlus TR Fund. In exchange for the assets of the PIMCO VIT Small Cap StocksPlus TR Fund, 13,213 shares of SBL Money Market Fund were issued to shareholders of record immediately after the closing date. The SBL Money Market Fund acquired all remaining net assets of the Direxion Evolution VP All- Cap Equity Fund and Direxion Evolution VP Managed Bond Fund, which totaled $415,504 and $239,335 respectively on date of liquidation, December 23, 2009. A total of 29,870 shares were liquidated from Direxion Evolution VP All-Cap Equity Fund and 24,904 from Direxion Evolution VP Managed Bond. In exchange for the assets of the Direxion Evolution VP All-Cap Equity Fund and Direxion Evolution Managed Bond Fund, 48,256 shares of SBL Money Market Fund were issued to shareholders of record immediately after the closing date.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from SBL's other assets and liabilities. The portion of the Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business SBL may conduct.

Invesco AIM Advisors, Inc. has engaged various subadvisors to provide services to AIM V.I. Basic Value Fund, AIM V.I Capital Development, AIM V.I. Global Health Care, AIM V.I. Global Real Estate Fund, AIM V.I. International Growth Fund, and AIM V.I. Mid Cap Core Equity Fund. American Century Investment Management, Inc. serves as investment advisor for American Century VP Mid Cap Value, American Century VP Ultra Fund, and American Century VP Value Fund. The Dreyfus Corporation serves as investment advisor for Dreyfus IP Technology Growth Portfolio and Dreyfus VIF International Value Portfolio. Franklin Advisers, Inc. serves as investment advisor for Franklin Income Securities. Franklin Advisory Services, LLC serves as investment advisor for Franklin Small Cap Value Securities. Janus Capital Management, LLC, serves as investment advisor for Janus Aspen Enterprise, Janus Aspen INTECH Risk-Managed Core, and Janus Aspen Janus Portfolio. Legg Mason Partners Fund Advisor, LLC has engaged ClearBridge Advisors, LLC to provide subadvisory services to Legg Mason ClearBridge Variable Aggressive Growth and Legg Mason ClearBridge Variable Small Cap Growth and also engaged Western Asset Management Company and Western Asset Management Company Limited to

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                    Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

provide subadvisory services to Legg Mason Western Asset Variable Global High Yield Bond. Massachusetts Financial Services Company serves as investment advisor for MFS VIT Research International, MFS VIT Total Return, and MFS VIT Utilities. Franklin Mutual Advisers, LLC has engaged Franklin Templeton Investment to provide subadvisory services to Mutual Global Discovery Securities. Neuberger Berman Management Inc has engaged Neuberger Berman, LLC to provide subadvisory services to Neuberger Berman AMT Socially Responsive. OppenheimerFunds, Inc. serves as investment advisor for Oppenheimer Core Bond Fund/VA and Oppenheimer Main Street Small Cap Fund/VA. Pacific Investment Management Company LLC serves as investment advisor for PIMCO VIT All Asset Portfolio, PIMCO VIT Commodity RealReturn Strategy, PIMCO VIT Emerging Markets Bond, PIMCO VIT Foreign Bond (U.S. Dollar-Hedged), PIMCO VIT Low Duration Portolio and PIMCO VIT Real Return Portfolio. Royce & Associates, LLC serves as investment advisor for Royce Micro-Cap. Rydex Investments serves as investment advisor for Rydex VT All-Cap Opportunity, Rydex VT All-Asset Aggressive Strategy, Rydex VT All Asset Conservative Strategy, Rydex VT All Asset Moderate Strategy, Rydex VT Multi-Cap Core Equity, and Rydex VT Multi-Hedge Strategies. Under the terms of the investment advisory contracts, portfolio investments of the underlying mutual funds are managed by Security Investors, LLC (SI), a limited liability company controlled by its members and Security Benefit Corporation. SI serves as investment advisor for SBL All Cap Value, SBL Equity, SBL High Yield, SBL Large Cap Value, SBL Mid Cap Growth, SBL Mid Cap Value, SBL Money Market, SBL Select 25, SBL Small Cap Growth, SBL Small Cap Value, and SBL US Intermediate Bond. SI has engaged Mainstream Investment Advisers LLC, to provide subadvisory services to SBL Alpha Opportunity; Northern Trust Investments, N.A., to provide subadvisory services to SBL Enhanced Index; T. Rowe Price Associates, Inc. to provide subadvisory services to SBL Managed Asset Allocation; and Security Global Investors, LLC to provide subadvisory services to SBL Global. Van Kampen Asset Management serves as investment advisor for Van Kampen LIT Comstock and Van Kampen LIT Government. Morgan Stanley Investment Management Inc. serves as investment advisor for Van Kampen UIF Emerging Markets Equity Portfolio and Van Kampen UIF Equity and Income Portfolio.

INVESTMENT VALUATION

Investments in mutual fund shares are carried in the statement of net assets at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold.

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                    Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The cost of investments purchased and proceeds from investments sold for the year ended December 31, 2009 follows:

                                                                   COST OF       PROCEEDS
SUBACCOUNT                                                        PURCHASES     FROM SALES
-------------------------------------------------------------------------------------------
AIM V.I. Basic Value                                         $     684,101   $   1,005,197
AIM V.I. Capital Development                                       301,024       1,417,890
AIM V.I. Global Health Care                                         65,707         116,450
AIM V.I. Global Real Estate                                      1,294,415         860,329
AIM V.I. International Growth                                    2,795,771       4,599,830
AIM V.I. Mid Cap Core Equity                                       499,395         357,985
American Century VP Mid Cap Value                                   42,818          22,859
American Century VP Ultra                                          213,325         378,781
American Century VP Value                                        1,772,297       2,651,277
Dreyfus IP Technology Growth                                       239,905         171,690
Dreyfus VIF International Value                                    559,373       1,516,479
Franklin Income Securities                                         545,023         211,959
Franklin Small Cap Value Securities                              3,755,884         612,558
Janus Aspen Enterprise                                             549,686       5,992,487
Janus Aspen INTECH Risk-Managed Core                               825,498       1,353,396
Janus Aspen Janus Portfolio                                      5,634,206       3,175,016
Legg Mason ClearBridge Variable Aggressive Growth                  509,179          95,214
Legg Mason Western Asset Variable Global High Yield Bond         2,653,359       1,547,142
Legg Mason ClearBridge Variable Small Cap Growth                 4,077,360       4,041,709
MFS VIT Research International                                  10,799,320       2,185,255
MFS VIT Total Return                                               233,938         121,645
MFS VIT Utilities                                                  648,343          57,521
Mutual Global Discovery Securities                                 393,163       5,830,463
Neuberger Berman AMT Socially Responsive                               873          40,172
Oppenheimer Core Bond Fund/VA                                      283,478         424,568
Oppenheimer Main Street Small Cap Fund/VA                          759,230       1,447,592
PIMCO VIT All Asset                                                206,123         115,068
PIMCO VIT CommodityRealReturn Strategy                             669,902          60,643
PIMCO VIT Emerging Markets Bond                                  4,168,520         435,270
PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)                        708,073       9,500,189

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                    Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                                                     COST OF       PROCEEDS
SUBACCOUNT                                          PURCHASES     FROM SALES
------------------------------------------------------------------------------

PIMCO VIT Low Duration                          $   8,676,592   $   4,242,958
PIMCO VIT Real Return                               8,385,495       8,587,711
Royce Micro-Cap                                        68,247       1,223,876
Rydex VT All-Cap Opportunity                           10,866         218,378
Rydex VT All-Asset Aggressive Strategy                 99,836             985
Rydex VT All-Asset Conservative Strategy              157,970          68,420
Rydex VT All-Asset Moderate Strategy                  265,393         160,231
Rydex VT Multi-Cap Core Equity                          3,933           4,968
Rydex VT Multi-Hedge Strategies                        64,073         100,448
SBL All Cap Value                                     407,901         198,184
SBL Alpha Opportunity                                       -          81,961
SBL Enhanced Index                                     60,207         250,712
SBL Equity                                            432,819         146,503
SBL Global                                            263,451       3,787,392
SBL High Yield                                      9,716,953       9,311,590
SBL Large Cap Value                                 9,123,265       2,624,136
SBL Managed Asset Allocation                          328,935          50,148
SBL Mid Cap Growth                                    226,483         356,222
SBL Mid Cap Value                                   1,950,986       3,728,253
SBL Money Market                                   13,004,404      29,094,768
SBL Select 25                                          76,780         143,355
SBL Small Cap Growth                                  110,995         451,592
SBL Small Cap Value                                 3,508,539         280,231
SBL U.S. Intermediate Bond                         14,599,902      10,312,370
Van Kampen LIT Comstock                               440,685          31,204
Van Kampen LIT Government                           1,473,064       2,126,298
Van Kampen UIF Emerging Markets Equity              1,689,866         277,144
Van Kampen UIF Equity and Income                      112,644          43,825

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                    Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ANNUITY RESERVES

Annuity reserves relate to contracts that have matured and are in the payout stage. Such reserves are computed on the basis of published mortality tables using assumed interest rates that will provide reserves as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity reserves, and any resulting adjustment is either charged or credited to SBL and not to the Account.

REINVESTMENT OF DIVIDENDS

Dividend and capital gains distributions paid by the mutual fund to the Account are reinvested in additional shares of each respective fund. Dividend income and capital gains distributions are recorded as income on the ex-dividend date.

FEDERAL INCOME TAXES

The operations of the Account are included in the federal income tax return of SBL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, SBL does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Account for federal income taxes. SBL will review periodically the status of this policy in the event of changes in the tax law.

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

RECENTLY ADOPTED ACCOUNTING STANDARDS

In June 2009, the FASB issued SFAS No. 168, The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles, which was subsequently incorporated into ASC 105-10, Generally Accepted Accounting Principles - Overall. This guidance replaced SFAS No. 162, The Hierarchy of Generally Accepted Accounting Principles, and established the FASB Accounting Standards CodificationTM as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP. This guidance replaced previous guidance related to the same issue and became effective for interim and annual reporting periods ending after

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                    Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

September 15, 2009. The Account adopted the guidance and it did not have a material impact on the financial statements.

In May 2009, the FASB issued new guidance that established general accounting standards and disclosure for events occurring subsequent to the balance sheet date but before the financial statements are issued. This guidance is effective for interim and annual accounting periods ending after June 15, 2009. The Account adopted this guidance for its December 31, 2009 financial statements and has evaluated the impact of subsequent events through the date at which financial statements were issued. The adoption of this guidance did not have a material impact on the financial statements.

FAIR VALUE MEASUREMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels:

         o LEVEL 1 - Unadjusted quoted prices in active markets for identical assets or liabilities.

         o LEVEL 2 - Inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly.

         o LEVEL 3 - Unobservable inputs for the asset or liability reflecting internal assumptions.

The Account invests in shares of open-end mutual funds, which process contract owner-directed purchases, sales and transfers on a daily basis at the fund's computed net asset values (NAV). The fair value of the Account's assets is based on the NAVs of mutual funds, which are obtained from the custodian and reflect the fair values of the mutual fund investments. The NAV is calculated daily and is based on the fair values of the underlying securities.

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund. That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund. As a result, the quoted NAV of the mutual fund is to be considered quoted prices in active markets.

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                    Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The Account's financial assets are recorded at fair value on the statements of net assets and are categorized as Level 1 as of December 31, 2009 based on the priority of the inputs to the valuation technique above. The Account had no financial liabilities as of December 31, 2009.

2. VARIABLE ANNUITY CONTRACT CHARGES

SBL deducts a daily administrative charge equivalent to an annual rate of 0.15% of the average daily net asset value. Additionally, SBL deducts an account administration charge of $30 annually, except for certain contracts based on a minimum account value and the period of time the contract has been in force. The mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate ranging from 1.20% to 1.45% of the average daily net assets. Additionally, SBL deducts an amount for each rider, equal to a percentage of the contract value, not to exceed a total charge of 1% of the contract value.

When applicable, an amount for premium taxes is deducted as provided by pertinent state law either from the purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                    Notes to Financial Statements (continued)

3. SUMMARY OF UNIT TRANSACTIONS

The changes in units outstanding for the periods ended December 31, 2009 and 2008 were as follows:

                                                    2009                                   2008
                                    --------------------------------------  ---------------------------------------
                                                                   NET                                     NET
                                        UNITS       UNITS        INCREASE     UNITS        UNITS         INCREASE
SUBACCOUNT                              ISSUED     REDEEMED     (DECREASE)    ISSUED      REDEEMED      (DECREASE)
--------------------------------------------------------------------------  ---------------------------------------
AIM V.I. BASIC VALUE                   141,445     (164,018)     (22,573)     236,439     (255,548)       (19,109)
AIM V.I. CAPITAL DEVELOPMENT           146,345     (319,056)    (172,711)     219,174     (399,159)      (179,985)
AIM V.I. GLOBAL HEALTH CARE              8,530      (12,247)      (3,717)      20,067      (19,568)           499
AIM V.I. GLOBAL REAL ESTATE            121,227      (82,405)      38,822      100,239     (115,393)       (15,154)
AIM V.I. INTERNATIONAL GROWTH          425,969     (567,189)    (141,220)     770,616     (769,823)           793
AIM V.I. MID CAP CORE EQUITY            46,311      (35,195)      11,116       95,563      (78,863)        16,700
AMERICAN CENTURY VP MID CAP
  VALUE                                  7,042       (3,275)       3,767        2,019         (860)         1,159
AMERICAN CENTURY VP ULTRA               49,726      (66,733)     (17,007)      63,957     (106,007)       (42,050)
AMERICAN CENTURY VP VALUE              229,097     (335,226)    (106,129)     769,434   (1,795,118)    (1,025,684)
DREYFUS IP TECHNOLOGY GROWTH            34,312      (21,839)      12,473       17,151       (6,750)        10,401
DREYFUS VIF INTERNATIONAL VALUE         85,630     (189,472)    (103,842)     290,734     (330,270)       (39,536)
FRANKLIN INCOME SECURITIES              67,857      (26,066)      41,791      123,022      (62,286)        60,736
FRANKLIN SMALL CAP VALUE
  SECURITIES                           638,939     (107,458)     531,481       24,370      (12,109)        12,261
JANUS ASPEN ENTERPRISE                 208,569   (1,032,163)    (823,594)   1,136,488     (305,499)       830,989
JANUS ASPEN INTECH RISK-
  MANAGED CORE                         198,950     (242,197)     (43,247)     379,646     (574,221)      (194,575)
JANUS ASPEN JANUS PORTFOLIO          1,094,814     (584,162)     510,652    2,092,533   (1,276,411)       816,122
LEGG MASON CLEARBRIDGE
  VARIABLE AGGRESSIVE GROWTH            89,765      (24,094)      65,671        4,653       (2,811)         1,842
LEGG MASON WESTERN ASSET
  VARIABLE GLOBAL HIGH YIELD
  BOND                                 308,667     (250,479)      58,188    1,139,896     (563,297)       576,599
LEGG MASON CLEARBRIDGE
  VARIABLE SMALL CAP GROWTH            726,069     (744,070)     (18,001)   1,524,934     (746,704)       778,230
MFS VIT RESEARCH INTERNATIONAL       1,860,179     (504,944)   1,355,235       90,537      (73,150)        17,387
MFS VIT TOTAL RETURN                    34,612      (17,749)      16,863       12,394       (2,448)         9,946
MFS VIT UTILITIES                       81,774       (7,434)      74,340      154,761     (213,745)       (58,984)
MUTUAL GLOBAL DISCOVERY
  SECURITIES                            64,458     (840,065)    (775,607)     415,956     (437,052)       (21,096)
NEUBERGER BERMAN AMT
  SOCIALLY RESPONSIVE                      182       (3,599)      (3,417)      16,592       (9,194)         7,398
OPPENHEIMER CORE BOND
  FUND/VA                               70,198      (90,188)     (19,990)   1,569,927   (3,230,167)    (1,660,240)
OPPENHEIMER MAIN STREET SMALL
  CAP FUND/VA                          116,004     (158,181)     (42,177)     185,245     (275,932)       (90,687)

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                    Notes to Financial Statements (continued)

3. SUMMARY OF UNIT TRANSACTIONS (CONTINUED)

                                                    2009                                   2008
                                    -------------------------------------   -------------------------------------
                                                                  NET                                     NET
                                        UNITS       UNITS       INCREASE      UNITS        UNITS        INCREASE
SUBACCOUNT                              ISSUED     REDEEMED    (DECREASE)     ISSUED      REDEEMED     (DECREASE)
-------------------------------------------------------------------------   -------------------------------------
PIMCO VIT ALL ASSET                     17,643      (11,102)       6,541       12,336      (46,389)      (34,053)
PIMCO VIT
  COMMODITYREALRETURN
  STRATEGY                              73,923       (8,978)      64,945      241,592     (746,680)     (505,088)
PIMCO VIT EMERGING MARKETS
  BOND                                 441,315      (55,397)     385,918       26,830       (7,184)       19,646
PIMCO VIT FOREIGN BOND (U.S.
  DOLLAR-HEDGED)                       159,363   (1,095,189)    (935,826)   1,320,002     (204,840)    1,115,162
PIMCO VIT LOW DURATION               1,282,497     (879,380)     403,117    1,085,818   (1,701,048)     (615,230)
PIMCO VIT REAL RETURN                  835,061     (853,453)     (18,392)     844,015     (809,838)       34,177
ROYCE MICRO-CAP                         13,224     (229,140)    (215,916)     302,475      (73,787)      228,688
RYDEX VT ALL-CAP OPPORTUNITY             4,280      (20,515)     (16,235)      21,018     (125,541)     (104,523)
RYDEX VT ALL-ASSET AGGRESSIVE
  STRATEGY                              12,869          (57)      12,812            -            -             -
RYDEX VT ALL-ASSET
  CONSERVATIVE STRATEGY                 22,613       (6,685)      15,928      140,364      (42,428)       97,936
RYDEX VT ALL-ASSET MODERATE
  STRATEGY                              33,901      (19,411)      14,490       28,490      (11,239)       17,251
RYDEX VT MULTI-CAP CORE
  EQUITY                                   792         (792)           -            -          -             -
RYDEX VT MULTI-HEDGE
  STRATEGIES                             8,684      (13,230)      (4,546)      25,054      (12,961)       12,093
SBL ALL CAP VALUE                       62,993      (32,004)      30,989       44,759     (103,991)      (59,232)
SBL ALPHA OPPORTUNITY                      775       (7,774)      (6,999)      22,316      (25,110)       (2,794)
SBL ENHANCED INDEX                      27,381      (50,268)     (22,887)      18,113      (56,351)      (38,238)
SBL EQUITY                              82,334      (29,932)      52,402       18,529      (53,431)      (34,902)
SBL GLOBAL                              62,212     (445,050)    (382,838)     195,702     (258,718)      (63,016)
SBL HIGH YIELD                       1,072,873   (1,012,569)      60,304    1,208,253   (1,611,595)     (403,342)
SBL LARGE CAP VALUE                  1,346,562     (390,980)     955,582      227,488     (552,388)     (324,900)
SBL MANAGED ASSET ALLOCATION            42,044       (5,162)      36,882       11,482      (57,834)      (46,352)
SBL MID CAP GROWTH                      64,265      (75,571)     (11,306)     321,931   (1,451,724)   (1,129,793)
SBL MID CAP VALUE                      250,056     (330,793)     (80,737)     268,133     (802,392)     (534,259)
SBL MONEY MARKET                     2,465,820   (4,256,046)  (1,790,226)   4,946,365   (3,425,780)    1,520,585
SBL SELECT 25                           34,955      (42,438)      (7,483)     203,717     (246,099)      (42,382)
SBL SMALL CAP GROWTH                    46,594      (82,523)     (35,929)     139,350   (1,000,239)     (860,889)

                                                                              52

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                    Notes to Financial Statements (continued)

3. SUMMARY OF UNIT TRANSACTIONS (CONTINUED)

                                                      2009                                 2008
                                    -------------------------------------   -------------------------------------
                                                      NET                                    NET
                                        UNITS        UNITS      INCREASE       UNITS        UNITS       INCREASE
SUBACCOUNT                             ISSUED      REDEEMED    (DECREASE)     ISSUED      REDEEMED     (DECREASE)
-------------------------------------------------------------------------   -------------------------------------
SBL SMALL CAP VALUE                    248,896      (21,172)     227,724        6,823      (43,500)      (36,677)
SBL U.S. INTERMEDIATE BOND           1,796,316   (1,276,012)     520,304      990,829     (448,871)      541,958
VAN KAMPEN LIT COMSTOCK                 88,392      (25,114)      63,278       10,349       (1,501)        8,848
VAN KAMPEN LIT GOVERNMENT              191,889     (266,174)     (74,285)     307,320     (586,125)     (278,805)
VAN KAMPEN UIF EMERGING
  MARKETS EQUITY                       245,088      (45,875)     199,213       58,650      (87,891)      (29,241)
VAN KAMPEN UIF EQUITY AND
  INCOME                                15,287       (6,016)       9,271       15,997       (3,675)       12,322

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                    Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios, and total return ratios for each of the five years in the period ended December 31, 2009, except for those individual subaccounts operating for portions of the year as disclosed in the financial statements, follows:

SUBACCOUNT                                2009               2008               2007            2006           2005
----------------------------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE
Units                                    448,719            471,292           490,400         772,595        877,032
Unit value                                 $9.31              $6.58            $14.30          $14.74         $13.63
Net assets                            $4,176,723         $3,102,216        $7,009,064     $11,384,982    $11,951,031
Ratio of expenses to net assets*    1.35% - 1.60%      1.35% - 1.60%     1.35% - 1.60%   1.35% - 1.60%          1.35%
Investment income ratio**                   1.18%              0.51%             0.27%           0.12%             -%
Total return***                            41.49%           (53.99)%           (2.98)%           8.14%          0.94%

AIM V.I. CAPITAL DEVELOPMENT (2)
Units                                    640,828            813,539           993,524               -              -
Unit value                                 $6.77              $4.98             $9.84           $   -          $   -
Net assets                            $4,334,705         $4,048,671        $9,768,395           $   -          $   -
Ratio of expenses to net assets*    1.35% - 1.60%      1.35% - 1.60%     1.35% - 1.60%              -%             -%
Investment income ratio**                      -%                 -%                -%              -%             -%
Total return***                            35.94%           (49.39)%           (1.63)%              -%             -%

AIM V.I. GLOBAL HEALTH CARE
Units                                     41,266             44,983            44,484          45,556         39,879
Unit value                                $11.14              $9.11            $13.34          $12.46         $12.36
Net assets                              $459,667           $410,004          $593,232        $567,437       $492,958
Ratio of expenses to net assets*    1.35% - 1.60%      1.35% - 1.60%     1.35% - 1.60%   1.35% - 1.60%          1.35%
Investment income ratio**                   0.32%                 -%                -%              -%             -%
Total return***                            22.28%           (31.71)%             7.06%           0.76%          3.54%

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                    Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                 2009              2008              2007          2006           2005
----------------------------------------------------------------------------------------------------------------------
AIM V.I. GLOBAL REAL ESTATE
Units                                    272,899            234,077           249,232         272,507        265,785
Unit value                                $15.03             $11.94            $22.52          $24.91         $18.24
Net assets                            $4,102,592         $2,794,424        $5,613,428      $6,786,782     $4,847,929
Ratio of expenses to net assets*    1.35% - 1.60%      1.35% - 1.60%     1.35% - 1.60%   1.35% - 1.60%          1.35%
Investment income ratio**                      -%              5.87%             5.71%           1.10%          1.27%
Total return***                            25.88%           (46.98)%           (9.59)%          36.54%          9.39%

AIM V.I. INTERNATIONAL GROWTH
Units                                  1,641,920          1,783,140         1,782,347       1,016,213        827,995
Unit value                                $12.85              $9.95            $17.47          $15.95         $13.03
Net assets                           $21,096,586        $17,737,602       $31,148,765     $16,211,942    $10,787,117
Ratio of expenses to net assets*    1.35% - 1.60%      1.35% - 1.60%     1.35% - 1.60%   1.35% - 1.60%          1.35%
Investment income ratio**                   5.99%              0.47%             0.50%           1.04%          0.69%
Total return***                            29.15%           (43.05)%             9.55%          22.45%         12.69%

AIM V.I. MID CAP CORE EQUITY
Units                                     79,382             68,266            51,565          45,177         31,329
Unit value                                $12.87             $10.35            $15.16          $14.49         $13.64
Net assets                            $1,021,208           $706,520          $781,553        $654,584       $427,179
Ratio of expenses to net assets*    1.35% - 1.60%      1.35% - 1.60%     1.35% - 1.60%   1.35% - 1.60%          1.35%
Investment income ratio**                   1.05%              1.64%             0.05%           0.86%          0.36%
Total return***                            24.35%           (31.73)%             4.61%           6.26%          2.70%

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                    Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                 2009                2008              2007           2006            2005
----------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP
  VALUE
Units                                      4,927              1,160                 -               -              -
Unit value                                 $8.27              $6.65             $9.20           $   -         $    -
Net assets                               $40,689             $7,706                $-           $   -         $    -
Ratio of expenses to net assets*    1.35% - 1.60%      1.35% - 1.60%                -%              -%             -%
Investment income ratio**                   4.35%                 -%                -%              -%             -%
Total return***                            24.36%           (27.72)%           (7.98)%              -%             -%

AMERICAN CENTURY VP ULTRA
Units                                    135,287            152,294           194,345       1,861,578      1,292,125
Unit value                                 $9.17              $7.12            $12.75          $11.02         $11.91
Net assets                            $1,240,195         $1,084,152        $2,476,301     $20,512,095    $15,392,003
Ratio of expenses to net assets*    1.35% - 1.60%      1.35% - 1.60%     1.35% - 1.60%   1.35% - 1.60%          1.35%
Investment income ratio**                   0.16%                 -%                -%              -%             -%
Total return***                            28.79%           (44.16)%            15.66%         (7.50)%        (2.37)%

AMERICAN CENTURY VP VALUE
Units                                  1,353,116          1,459,245         2,484,929       2,180,020      1,326,794
Unit value                                $11.08              $9.67            $13.79          $15.22         $13.42
Net assets                           $14,989,943        $14,104,080       $34,272,064     $33,174,464    $17,801,190
Ratio of expenses to net assets*    1.35% - 1.60%      1.35% - 1.60%     1.35% - 1.60%   1.35% - 1.60%          1.35%
Investment income ratio**                   5.05%              1.96%             1.54%           0.95%          0.55%
Total return***                            14.58%           (29.88)%           (9.37)%          13.42%          0.39%

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                    Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                 2009                2008              2007           2006           2005
----------------------------------------------------------------------------------------------------------------------
DREYFUS IP TECHNOLOGY GROWTH
Units                                     50,876             38,403            28,003          23,895         14,652
Unit value                                 $9.25              $6.15            $10.93           $9.98         $10.02
Net assets                              $470,392           $236,127          $306,024        $238,521       $146,814
Ratio of expenses to net assets*    1.35% - 1.60%      1.35% - 1.60%     1.35% - 1.60%   1.35% - 1.60%          1.35%
Investment income ratio**                   0.15%                 -%                -%              -%             -%
Total return***                            50.41%           (43.73)%             9.53%         (0.38)%        (0.93)%

DREYFUS VIF INTERNATIONAL VALUE
Units                                    509,348            613,190           652,726         872,239        754,900
Unit value                                $10.46              $8.36            $13.96          $14.04         $11.98
Net assets                            $5,325,798         $5,125,912        $9,115,025     $12,245,394     $9,043,102
Ratio of expenses to net assets*    1.35% - 1.60%      1.35% - 1.60%     1.35% - 1.60%   1.35% - 1.60%          1.35%
Investment income ratio**                   3.58%              2.14%             1.69%           1.23%             -%
Total return***                            25.12%           (40.11)%           (0.53)%          17.19%          6.93%

FRANKLIN INCOME SECURITIES (2)
Units                                    104,068             62,277             1,541               -              -
Unit value                                 $8.77              $6.75            $10.03           $   -          $   -
Net assets                              $912,234           $420,527           $15,443           $   -          $   -
Ratio of expenses to net assets*    1.35% - 1.60%      1.35% - 1.60%     1.35% - 1.60%              -%             -%
Investment income ratio**                   8.15%              9.61%                -%              -%             -%
Total return***                            29.93%           (32.70)%             0.27%              -%             -%

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                    Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

Subaccount                                 2009                2008              2007           2006           2005
----------------------------------------------------------------------------------------------------------------------
FRANKLIN SMALL CAP VALUE
  SECURITIES (2)
Units                                    543,742             12,261                 -               -              -
Unit value                                 $7.34              $5.94             $9.26           $   -          $   -
Net assets                            $3,996,613            $72,818                $-           $   -          $   -
Ratio of expenses to net assets*    1.35% - 1.60%      1.35% - 1.60%                -%              -%             -%
Investment income ratio**                   0.08%              0.77%                -%              -%             -%
Total return***                            23.57%           (35.85)%           (7.40)%              -%             -%

JANUS ASPEN ENTERPRISE (2)
units                                     20,486            844,080            13,091               -              -
Unit value                                 $7.96              $5.76            $10.71           $   -          $   -
Net assets                              $163,507         $4,861,519          $140,256           $   -          $   -
Ratio of expenses to net assets*    1.35% - 1.60%      1.35% - 1.60%     1.35% - 1.60%              -%             -%
Investment income ratio**                      -%              0.19%             0.06%              -%             -%
Total return***                            38.19%           (46.22)%             7.12%              -%             -%

JANUS ASPEN INTECH RISK-
  MANAGED CORE (2)
Units                                  1,140,750          1,183,997         1,378,572               -              -
Unit value                                 $7.40              $6.31            $10.33           $   -          $   -
Net assets                            $8,437,383         $7,464,992       $14,238,062           $   -          $   -
Ratio of expenses to net assets*    1.35% - 1.60%      1.35% - 1.60%     1.35% - 1.60%              -%             -%
Investment income ratio**                   1.10%              0.67%             0.66%              -%             -%
Total return***                            17.27%           (38.92)%             3.32%              -%             -%

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                    Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                2009               2008              2007            2006           2005
---------------------------------------------------------------------------------------------------------------------
JANUS ASPEN JANUS PORTFOLIO (2)
Units                                  2,451,042          1,940,390         1,124,269               -              -
Unit value                                 $7.87              $6.04            $10.49           $   -          $   -
Net assets                           $19,284,497        $11,723,512       $11,802,465           $   -          $   -
Ratio of expenses to net assets*    1.35% - 1.60%      1.35% - 1.60%     1.35% - 1.60%              -%             -%
Investment income ratio**                   0.39%              0.94%             0.49%              -%             -%
Total return***                            30.30%           (42.42)%             4.94%              -%             -%

LEGG MASON CLEARBRIDGE
  VARIABLE AGGRESSIVE GROWTH (2)
Units                                     76,116             10,445             8,603               -              -
Unit value                                 $7.17              $5.58             $9.80           $   -          $   -
Net assets                              $545,227            $58,234           $84,305           $   -          $   -
Ratio of expenses to net assets*    1.35% - 1.60%      1.35% - 1.60%     1.35% - 1.60%              -%             -%
Investment income ratio**                      -%                 -%                -%              -%             -%
Total return***                            28.49%           (43.06)%           (1.98)%              -%             -%

LEGG MASON WESTERN ASSET
  VARIABLE GLOBAL HIGH YIELD
  BOND (2)
Units                                    635,220            577,032               433               -              -
Unit value                                 $9.88              $6.67            $10.07           $   -          $   -
Net assets                            $6,276,721         $3,845,752            $4,364           $   -          $   -
Ratio of expenses to net assets*    1.35% - 1.60%      1.35% - 1.60%     1.35% - 1.60%              -%             -%
Investment income ratio**                  10.25%             28.27%            14.08%              -%             -%
Total return***                            48.13%           (33.76)%             0.74%              -%             -%

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                    Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                 2009                2008              2007            2006           2005
----------------------------------------------------------------------------------------------------------------------
LEGG MASON CLEARBRIDGE VARIABLE
  SMALL CAP GROWTH (2)
Units                                    762,998            780,999             2,770               -              -
Unit value                                 $7.94              $5.81            $10.23           $   -          $   -
Net assets                            $6,061,486         $4,535,574           $28,344           $   -          $   -
Ratio of expenses to net assets*    1.35% - 1.60%      1.35% - 1.60%     1.35% - 1.60%              -%             -%
Investment income ratio**                      -%                 -%                -%              -%             -%
Total return***                            36.66%           (43.21)%             2.31%              -%             -%

MFS VIT RESEARCH INTERNATIONAL (2)
Units                                  1,375,472             20,237             2,850               -              -
Unit value                                 $7.19              $5.75            $10.45           $   -          $   -
Net assets                            $9,889,393           $116,444           $29,783           $   -          $   -
Ratio of expenses to net assets*    1.35% - 1.60%      1.35% - 1.60%     1.35% - 1.60%              -%             -%
Investment income ratio**                   1.73%              0.64%                -%              -%             -%
Total return***                            25.04%           (44.98)%             4.51%              -%             -%

MFS VIT TOTAL RETURN (2)
Units                                     27,402             10,539               593               -              -
Unit value                                 $8.31              $7.37             $9.92           $   -          $   -
Net assets                              $227,630            $77,706            $5,883           $   -          $   -
Ratio of expenses to net assets*    1.35% - 1.60%      1.35% - 1.60%     1.35% - 1.60%              -%             -%
Investment income ratio**                   1.77%              4.77%                -%              -%             -%
Total return***                            12.75%           (25.71)%           (0.85)%              -%             -%

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                    Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                 2009               2008             2007             2006            2005
----------------------------------------------------------------------------------------------------------------------
MFS VIT UTILITIES (2)
Units                                     92,239             17,899            76,883               -              -
Unit value                                 $8.35              $6.57            $11.03           $   -          $   -
Net assets                              $770,202           $117,507          $847,924           $   -          $   -
Ratio of expenses to net assets*    1.35% - 1.60%      1.35% - 1.60%     1.35% - 1.60%              -%             -%
Investment income ratio**                   1.58%              0.57%                -%              -%             -%
Total return***                            27.09%           (40.44)%            10.27%              -%             -%

MUTUAL GLOBAL DISCOVERY
  SECURITIES (2)
Units                                     36,114            811,721           832,817               -              -
Unit value                                 $8.12              $6.88            $10.04           $   -          $   -
Net assets                              $293,887         $5,584,668        $8,365,146               -          $   -
Ratio of expenses to net assets*    1.35% - 1.60%      1.35% - 1.60%     1.35% - 1.60%              -%             -%
Investment income ratio**                   0.17%              2.32%                -%              -%             -%
Total return***                            18.02%           (31.47)%             0.43%              -%             -%

NEUBERGER BERMAN AMT
  SOCIALLY RESPONSIVE (1)
Units                                      4,206              7,623               225             219              -
Unit value                                $12.15              $9.66            $16.66          $16.21          $   -
Net assets                               $51,090            $73,668            $3,747          $3,553          $   -
Ratio of expenses to net assets*    1.35% - 1.60%      1.35% - 1.60%     1.35% - 1.60%     1.35%-1.60%             -%
Investment income ratio**                   1.40%              5.86%             0.32%              -%             -%
Total return***                            25.78%           (42.02)%             2.77%          62.12%             -%

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                    Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                 2009                2008              2007           2006            2005
-----------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CORE BOND
  FUND/VA (2)
Units                                     82,413            102,403         1,762,644               -              -
Unit value                                 $6.17              $5.91            $10.13           $   -          $   -
Net assets                              $508,960           $605,607       $17,858,818           $   -          $   -
Ratio of expenses to net assets*    1.35% - 1.60%      1.35% - 1.60%     1.35% - 1.60%              -%             -%
Investment income ratio**                      -%             10.95%                -%              -%             -%
Total return***                             4.40%           (41.66)%             1.32%              -%             -%

OPPENHEIMER MAIN STREET SMALL
  CAP FUND/VA
Units                                    505,717            547,894           638,582         433,924        316,481
Unit value                                $13.07              $9.97            $16.80          $17.80         $16.22
Net assets                            $6,609,816         $5,464,976       $10,728,983      $7,725,015     $5,132,194
Ratio of expenses to net assets*    1.35% - 1.60%      1.35% - 1.60%     1.35% - 1.60%   1.35% - 1.60%          1.35%
Investment income ratio**                   0.64%              0.31%             0.14%           0.02%             -%
Total return***                            31.09%           (40.65)%           (5.62)%           9.78%          5.05%

PIMCO VIT ALL ASSET
Units                                     58,533             51,992            86,045          50,467         26,867
Unit value                                $11.38              $9.78            $12.14          $11.70         $11.68
Net assets                              $666,268           $508,450        $1,044,382        $590,560       $313,915
Ratio of expenses to net assets*    1.35% - 1.60%      1.35% - 1.60%     1.35% - 1.60%   1.35% - 1.60%          1.35%
Investment income ratio**                   7.23%              4.63%             7.26%           7.26%          5.30%
Total return***                            16.36%           (19.44)%             3.70%           0.20%          1.70%

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                    Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                 2009                2008              2007           2006           2005
----------------------------------------------------------------------------------------------------------------------
PIMCO VIT
  COMMODITYREALRETURN
  STRATEGY (2)
Units                                     80,432             15,487           520,576               -              -
Unit value                                 $8.44              $6.22            $11.57           $   -          $   -
Net assets                              $678,270            $96,436        $6,021,760           $   -          $   -
Ratio of expenses to net assets*    1.35% - 1.60%      1.35% - 1.60%     1.35% - 1.60%              -%             -%
Investment income ratio**                   5.68%              1.77%             4.00%              -%             -%
Total return***                            35.69%           (46.24)%            15.70%              -%             -%

PIMCO VIT EMERGING MARKETS
  BOND (2)
Units                                    411,353             25,435             5,788               -              -
Unit value                                $10.61              $8.50            $10.40           $   -          $   -
Net assets                            $4,364,766           $216,095           $60,198           $   -          $   -
Ratio of expenses to net assets*    1.35% - 1.60%      1.35% - 1.60%     1.35% - 1.60%              -%             -%
Investment income ratio**                   5.34%             12.31%             1.24%              -%             -%
Total return***                            24.82%           (18.27)%             4.03%              -%             -%

PIMCO VIT FOREIGN BOND (U.S.
  DOLLAR-HEDGED) (2)
Units                                    179,519          1,115,345               183               -              -
Unit value                                $10.41              $9.40            $10.06           $   -          $   -
Net assets                            $1,872,826        $10,491,923            $1,845           $   -          $   -
Ratio of expenses to net assets*    1.35% - 1.60%      1.35% - 1.60%     1.35% - 1.60%              -%             -%
Investment income ratio**                   2.43%              4.42%             3.45%              -%             -%
Total return***                            10.74%            (6.56)%             0.64%              -%             -%

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                    Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                 2009                2008              2007           2006            2005
----------------------------------------------------------------------------------------------------------------------
PIMCO VIT LOW DURATION
Units                                  2,097,095          1,693,978         2,309,209       2,401,085      2,176,629
Unit value                                 $9.77              $9.00             $9.44           $9.19          $9.23
Net assets                           $20,476,856        $15,243,714       $21,800,146     $22,078,810    $20,105,791
Ratio of expenses to net assets*    1.35% - 1.60%      1.35% - 1.60%     1.35% - 1.60%   1.35% - 1.60%          1.35%
Investment income ratio**                   3.90%              3.99%             4.88%           4.40%          2.72%
Total return***                             8.56%            (4.66)%             2.77%         (0.44)%        (3.32)%

PIMCO VIT REAL RETURN
Units                                    243,459            261,851           227,675         356,743        305,978
Unit value                                $10.87              $9.59            $10.78          $10.18         $10.55
Net assets                            $2,644,338         $2,512,634        $2,453,819      $3,633,312     $3,231,854
Ratio of expenses to net assets*    1.35% - 1.60%      1.35% - 1.60%     1.35% - 1.60%   1.35% - 1.60%          1.35%
Investment income ratio**                   7.22%              6.76%             4.49%           4.30%          2.84%
Total return***                            13.35%           (11.04)%             5.91%         (3.57)%        (2.28)%

ROYCE MICRO-CAP (2)
Units                                     14,165            230,081             1,393               -              -
Unit value                                 $7.93              $5.24             $9.65           $   -          $   -
Net assets                              $112,432         $1,206,875           $13,446           $   -          $   -
Ratio of expenses to net assets*    1.35% - 1.60%      1.35% - 1.60%     1.35% - 1.60%              -%             -%
Investment income ratio**                      -%              7.89%             0.60%              -%             -%
Total return***                            51.34%           (45.70)%           (3.48)%              -%             -%

                         Variable Annuity Account XIV -
                        AdvanceDesigns Variable Annuity

                   Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                    2009               2008               2007                2006                2005
---------------------------------------------------------------------------------------------------------------------------------
RYDEX VT ALL-CAP OPPORTUNITY
Units                                       96,143            112,378            216,902             193,612             146,776
Unit value                                  $12.19             $10.00             $17.63              $15.00              $14.07
Net assets                              $1,171,967         $1,124,070         $3,823,677          $2,905,228          $2,065,091
Ratio of expenses to net assets*     1.35% - 1.60%      1.35% - 1.60%      1.35% - 1.60%       1.35% - 1.60%               1.35%
Investment income ratio**                    0.09%                 -%                 -%                  -%                  -%
Total return***                             21.90%           (43.28)%             17.48%               6.65%               8.87%

RYDEX VT ALL-ASSET AGGRESSIVE
   STRATEGY (2)
Units                                       12,812                  -                  -                   -                   -
Unit value                                   $8.36                $ -                $ -                 $ -                 $ -
Net assets                                $107,115                $ -                $ -                 $ -                 $ -
Ratio of expenses to net assets*      1.35% - 1.60%      1.35% - 1.60%      1.35% - 1.60%                  -%                  -%
Investment income ratio**                        -%                 -%                 -%                  -%                  -%
Total return***                              13.28%                 -%                 -%                  -%                  -%

RYDEX VT ALL-ASSET
   CONSERVATIVE STRATEGY (2)
Units                                      119,417            103,489              5,553                   -                   -
Unit value                                   $8.82              $8.77             $10.27                 $ -                 $ -
Net assets                              $1,052,941           $907,284            $57,020                 $ -                 $ -
Ratio of expenses to net assets*      1.35% - 1.60%      1.35% - 1.60%      1.35% - 1.60%                  -%                  -%
Investment income ratio**                       - %              7.49%              5.29%                  -%                  -%
Total return***                               0.57%           (14.61)%              2.67%                  -%                  -%

                         Variable Annuity Account XIV -
                        AdvanceDesigns Variable Annuity

                   Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                    2009               2008               2007                2006                2005
---------------------------------------------------------------------------------------------------------------------------------
RYDEX VT ALL-ASSET MODERATE
   STRATEGY (2)
Units                                       32,536             18,046                796                   -                   -
Unit value                                   $8.68              $8.11             $10.27                 $ -                 $ -
Net assets                                $282,278           $146,250             $8,170                 $ -                 $ -
Ratio of expenses to net assets*      1.35% - 1.60%      1.35% - 1.60%      1.35% - 1.60%                  -%                  -%
Investment income ratio**                        -%              3.90%              4.57%                  -%                  -%
Total return***                               7.03%           (21.03)%              2.73%                  -%                  -%

RYDEX VT MULTI-CAP CORE
   EQUITY
Units                                            -                  -                  -                   -                   -
Unit value                                   $6.57                $ -                $ -                 $ -                 $ -
Net assets                                     $ -                $ -                $ -                 $ -                 $ -
Ratio of expenses to net assets*      1.35% - 1.60%                 -%                 -%                  -%                  -%
Investment income ratio**                        -%                 -%                 -%                  -%                  -%
Total return***                              21.67%                 -%                 -%                  -%                  -%

RYDEX VT MULTI-HEDGE
   STRATEGIES (2)
Units                                        9,350             13,896              1,803                   -                   -
Unit value                                   $7.16              $7.73              $9.94                 $ -                 $ -
Net assets                                 $66,990           $107,483            $17,920                 $ -                 $ -
Ratio of expenses to net assets*      1.35% - 1.60%      1.35% - 1.60%      1.35% - 1.60%                  -%                  -%
Investment income ratio**                     0.80%              0.97%                 -%                  -%                  -%
Total return***                             (7.37)%           (22.23)%            (0.63)%                  -%                  -%

                          Variable Annuity Account XIV
                        AdvanceDesigns Variable Annuity

                   Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                    2009               2008              2007                 2006                2005
---------------------------------------------------------------------------------------------------------------------------------
SBL ALL CAP VALUE
Units                                      160,441            129,452            188,684             198,201             492,064
Unit value                                   $8.84              $6.95             $11.78              $11.97              $10.52
Net assets                              $1,418,887           $899,137         $2,222,663          $2,372,464          $5,177,639
Ratio of expenses to net assets*      1.35% - 1.60%      1.35% - 1.60%      1.35% - 1.60%       1.35% - 1.60%               1.35%
Investment income ratio**                        -%                 -%                 -%                  -%                  -%
Total return***                              27.19%           (41.00)%            (1.59)%              13.77%             (0.68)%

SBL ALPHA OPPORTUNITY
Units                                       22,747             29,746             32,541              21,266              17,302
Unit value                                  $12.14              $9.76             $15.57              $13.76              $12.71
Net assets                                $276,182           $290,357           $506,823            $292,729            $219,878
Ratio of expenses to net assets*      1.35% - 1.60%      1.35% - 1.60%      1.35% - 1.60%       1.35% - 1.60%               1.35%
Investment income ratio**                        -%                 -%                 -%                  -%                  -%
Total return***                              24.39%           (37.32)%             13.14%               8.32%               2.12%

SBL ENHANCED INDEX
Units                                      173,022            195,909            234,147           1,398,153              59,137
Unit value                                   $7.51              $6.19             $10.36              $10.71               $9.68
Net assets                              $1,298,751         $1,212,958         $2,425,055         $14,976,814            $572,542
Ratio of expenses to net assets*      1.35% - 1.60%      1.35% - 1.60%      1.35% - 1.60%       1.35% - 1.60%               1.35%
Investment income ratio**                        -%                 -%                 -%                  -%                  -%
Total return***                              21.32%           (40.25)%            (3.34)%              10.64%               0.57%

                         Variable Annuity Account XIV -
                        AdvanceDesigns Variable Annuity

                   Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                    2009               2008               2007                2006                2005
---------------------------------------------------------------------------------------------------------------------------------
SBL EQUITY
Units                                      167,025            114,623            149,525             892,637             495,482
Unit value                                   $6.54              $5.26              $8.77               $9.64               $8.92
Net assets                              $1,091,771           $602,749         $1,311,821          $8,604,717          $4,419,708
Ratio of expenses to net assets*      1.35% - 1.60%      1.35% - 1.60%      1.35% - 1.60%       1.35% - 1.60%               1.35%
Investment income ratio**                        -%                 -%                 -%                  -%                  -%
Total return***                              24.33%           (40.02)%            (8.96)%               8.09%             (0.11)%

SBL GLOBAL
Units                                      338,922            721,760            784,775           1,193,195             564,554
Unit value                                   $9.97              $8.69             $14.74              $14.14              $12.59
Net assets                              $3,376,526         $6,275,450        $11,566,502         $16,871,708          $7,103,645
Ratio of expenses to net assets*      1.35% - 1.60%      1.35% - 1.60%      1.35% - 1.60%       1.35% - 1.60%               1.35%
Investment income ratio**                        -%                 -%                 -%                  -%                  -%
Total return***                              14.73%           (41.04)%              4.22%              12.36%               8.70%

SBL HIGH YIELD
Units                                    1,282,253          1,221,949          1,625,290           1,548,976           1,269,255
Unit value                                  $13.41              $8.11             $12.09              $12.38              $11.63
Net assets                             $17,194,531         $9,906,885        $19,660,876         $19,171,684         $14,758,529
Ratio of expenses to net assets*      1.35% - 1.60%      1.35% - 1.60%      1.35% - 1.60%       1.35% - 1.60%               1.35%
Investment income ratio**                        -%                 -%                 -%                  -%                  -%
Total return***                              65.35%           (32.92)%            (2.29)%               6.44%             (0.62)%

                         Variable Annuity Account XIV -
                        AdvanceDesigns Variable Annuity

                    Notes to Financial Statements(continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                    2009               2008               2007                2006                2005
---------------------------------------------------------------------------------------------------------------------------------
SBL LARGE CAP VALUE
Units                                    1,477,031            521,449            846,347             824,862              67,746
Unit value                                   $8.96              $7.40             $12.31              $12.15              $10.40
Net assets                             $13,240,861         $3,861,875        $10,419,552         $10,025,372            $704,401
Ratio of expenses to net assets*      1.35% - 1.60%      1.35% - 1.60%      1.35% - 1.60%       1.35% - 1.60%               1.35%
Investment income ratio**                        -%                 -%                 -%                  -%                  -%
Total return***                              21.08%           (39.89)%              1.30%              16.81%               5.82%

SBL MANAGED ASSET ALLOCATION
Units                                      121,091             84,209            130,561              77,481              43,635
Unit value                                   $9.96              $8.28             $11.88              $11.71              $10.91
Net assets                              $1,206,106           $697,485         $1,551,520            $906,970            $475,890
Ratio of expenses to net assets*      1.35% - 1.60%      1.35% - 1.60%      1.35% - 1.60%       1.35% - 1.60%               1.35%
Investment income ratio**                        -%                 -%                 -%                  -%                  -%
Total return***                              20.29%           (30.30)%               1.5%               7.32%             (0.09)%

SBL MID CAP GROWTH
Units                                      228,596            239,902          1,369,694           1,445,861             838,334
Unit value                                   $7.56              $5.49              $9.54              $11.13              $11.08
Net assets                              $1,729,996         $1,317,332        $13,072,280         $16,097,826          $9,289,885
Ratio of expenses to net assets*      1.35% - 1.60%      1.35% - 1.60%      1.35% - 1.60%       1.35% - 1.60%               1.35%
Investment income ratio**                        -%                 -%                 -%                  -%                  -%
Total return***                              37.70%           (42.45)%           (14.27)%               0.48%               3.23%

                         Variable Annuity Account XIV -
                        AdvanceDesigns Variable Annuity

                    Notes to Financial Statements(continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                    2009               2008               2007                2006                2005
---------------------------------------------------------------------------------------------------------------------------------
SBL MID CAP VALUE
Units                                      627,239            707,976          1,242,234           1,046,899             545,001
Unit value                                  $15.53             $11.27             $16.46              $16.88              $15.37
Net assets                              $9,739,828         $7,978,398        $20,441,200         $17,670,541          $8,378,964
Ratio of expenses to net assets*      1.35% - 1.60%      1.35% - 1.60%      1.35% - 1.60%       1.35% - 1.60%               1.35%
Investment income ratio**                        -%                 -%                 -%                  -%                  -%
Total return***                              37.80%           (31.53)%            (2.50)%               9.79%              11.27%

SBL MONEY MARKET
Units                                    1,405,491          3,195,717          1,675,131           1,317,807           1,430,503
Unit value                                   $8.30              $8.71              $8.91               $8.89               $8.89
Net assets                             $11,667,786        $27,812,894        $14,913,862         $11,710,816         $12,712,951
Ratio of expenses to net assets*      1.35% - 1.60%      1.35% - 1.60%      1.35% - 1.60%       1.35% - 1.60%               1.35%
Investment income ratio**                        -%                 -%                 -%                  -%                  -%
Total return***                             (4.71)%            (2.24)%              0.24%             (0.02)%             (1.68)%

SBL SELECT 25
Units                                      106,905            114,388            156,770             381,506               7,391
Unit value                                   $6.60              $5.17              $8.58               $9.55               $9.28
Net assets                                $705,027           $591,320         $1,344,530          $3,643,314             $68,548
Ratio of expenses to net assets*      1.35% - 1.60%      1.35% - 1.60%      1.35% - 1.60%       1.35% - 1.60%               1.35%
Investment income ratio**                        -%                 -%                 -%                  -%                  -%
Total return***                              27.66%           (39.74)%           (10.20)%               2.96%               7.00%

                         Variable Annuity Account XIV -
                        AdvanceDesigns Variable Annuity

                    Notes to Financial Statements(continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                    2009               2008               2007                2006                2005
---------------------------------------------------------------------------------------------------------------------------------
SBL SMALL CAP GROWTH
Units                                      248,152            284,081          1,144,970           1,169,729             317,696
Unit value                                   $8.55              $6.61             $13.08              $12.94              $12.85
Net assets                              $2,123,282         $1,877,954        $14,973,543         $15,134,473          $4,083,749
Ratio of expenses to net assets*      1.35% - 1.60%      1.35% - 1.60%      1.35% - 1.60%       1.35% - 1.60%               1.35%
Investment income ratio**                        -%                 -%                 -%                  -%                  -%
Total return***                              29.35%           (49.46)%              1.08%               0.66%               2.93%

SBL SMALL CAP VALUE
Units                                      279,828             52,104             88,781              69,570              50,973
Unit value                                  $15.16             $10.15             $17.27              $16.36              $15.07
Net assets                              $4,241,715           $529,020         $1,532,827          $1,138,179            $768,026
Ratio of expenses to net assets*      1.35% - 1.60%      1.35% - 1.60%      1.35% - 1.60%       1.35% - 1.60%               1.35%
Investment income ratio**                        -%                 -%                 -%                  -%                  -%
Total return***                              49.36%           (41.23)%              5.53%               8.59%               9.64%

SBL U.S. INTERMEDIATE BOND
Units                                    1,850,789          1,330,485            788,527           2,481,624           1,968,468
Unit value                                   $8.96              $8.63              $9.87              $10.02              $10.08
Net assets                             $16,580,379        $11,484,264         $7,783,452         $24,880,041         $19,848,934
Ratio of expenses to net assets*      1.35% - 1.60%      1.35% - 1.60%      1.35% - 1.60%       1.35% - 1.60%               1.35%
Investment income ratio**                        -%                 -%                 -%                  -%                  -%
Total return***                               3.82%           (12.56)%            (1.48)%             (0.62)%             (2.49)%

                         Variable Annuity Account XIV -
                        AdvanceDesigns Variable Annuity

                    Notes to Financial Statements(continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                    2009               2008               2007                2006                2005
---------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIT COMSTOCK (2)
Units                                       74,502             11,224              2,377                   -                   -
Unit value                                   $7.17              $5.83              $9.49                 $ -                 $ -
Net assets                                $534,145            $65,458            $22,561                 $ -                 $ -
Ratio of expenses to net assets*      1.35% - 1.60%      1.35% - 1.60%      1.35% - 1.60%                  -%                  -%
Investment income ratio**                     3.38%              1.41%                 -%                  -%                  -%
Total return***                              22.98%           (38.57)%            (5.11)%                  -%                  -%

VAN KAMPEN LIT GOVERNMENT (2)
Units                                      575,904            650,189            928,994                   -                   -
Unit value                                   $9.65              $9.99             $10.28                 $ -                 $ -
Net assets                              $5,555,040         $6,495,756         $9,551,243                 $ -                 $ -
Ratio of expenses to net assets*      1.35% - 1.60%      1.35% - 1.60%      1.35% - 1.60%                  -%                  -%
Investment income ratio**                     5.36%              4.51%                 -%                  -%                  -%
Total return***                             (3.40)%            (2.82)%              2.83%                  -%                  -%

VAN KAMPEN UIF EMERGING
   MARKETS EQUITY (2)
Units                                      252,745             53,532             82,774                   -                   -
Unit value                                   $7.86              $4.82             $11.64                 $ -                 $ -
Net assets                              $1,985,971           $258,143           $963,699                 $ -                 $ -
Ratio of expenses to net assets*      1.35% - 1.60%      1.35% - 1.60%      1.35% - 1.60%                  -%                  -%
Investment income ratio**                        -%                 -%                 -%                  -%                  -%
Total return***                              63.07%           (58.59)%             16.42%                  -%                  -%

                         Variable Annuity Account XIV -
                        AdvanceDesigns Variable Annuity

                    Notes to Financial Statements(continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                    2009               2008               2007                2006                2005
---------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF EQUITY AND
   INCOME (2)
Units                                       21,592             12,321                  -                   -                   -
Unit value                                   $8.58              $7.31              $9.88                 $ -                 $ -
Net assets                                $185,155            $90,090                $ -                 $ -                 $ -
Ratio of expenses to net assets*      1.35% - 1.60%      1.35% - 1.60%                 -%                  -%                  -%
Investment income ratio**                     2.43%              2.80%                 -%                  -%                  -%
Total return***                              17.37%           (26.01)%            (1.22)%                  -%                  -%

                         Variable Annuity Account XIV -
                        AdvanceDesigns Variable Annuity

                    Notes to Financial Statements(continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

*These ratios represent the annualized contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded. The disclosed range represents the lowest expense ratio to highest expense ratio, respectively. Certain contractholder's may have expenses outside the range depending on the timing of deposits, withdrawals, and/or fund transfers.

**These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

****Unit value information is calculated on a daily basis, regardless of whether or not the subaccount has contract owners.

(1) For the period from April 27, 2006 (inception date) to December 31, 2006.
(2) For the period from August 1, 2007 (inception date) to December 31, 2007.

                         Variable Annuity Account XIV -
                        AdvanceDesigns Variable Annuity

                   Notes to Financial Statements (continued)

5. SUBSEQUENT EVENT

On February 15, 2010, Security Benefit Mutual Holding Company (SBMHC) entered into a definitive agreement with Guggenheim SBC Holdings LLC (the Purchaser) to sell all of the outstanding capital stock of Security Benefit Corporation (SBC), at which time SBMHC will demutualize and then be dissolved pursuant to a Demutualization and Dissolution Plan (the Plan). This transaction is expected to result in a significant contribution of capital to SBC. On February 25, 2010, a loan in the amount of $175 million was made to SBC and was contributed to SBL. At the closing of the transaction, it is expected that SBC will receive another approximately $175 million, which will also be contributed to SBL. In addition, the $175 million loan and any accrued interest will be converted into equity of SBC owned by the Purchaser.

The transaction will require certain regulatory approvals, approval by the members of SBMHC, and approval by the shareholders of the mutual funds and exchange-traded funds sponsored by affiliates of SBMHC. The SBMHC board approved the Plan in March 2010, and proxy voting materials were sent to SBMHC members in April 2010. The Kansas Insurance Commissioner has set dates for a public comment hearing for April 28, 2010, and an evidentiary hearing for May 5, 2010. A special meeting of the SBMHC members has been scheduled for May 26, 2010. The transaction is expected to close during 2010 and will result in a change of control of SBL.

FINANCIAL STATEMENTS

Variable Annuity Account XIV -
Valuebuilder Variable Annuity
Year Ended December 31, 2009
With Report of Independent Registered Public Accounting Firm

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                              Financial Statements

                          Year Ended December 31, 2009

                                    CONTENTS

Report of Independent Registered Public Accounting Firm                        1

Audited Financial Statements

Statements of Net Assets                                                       3
Statements of Operations                                                      16
Statements of Changes in Net Assets                                           29
Notes to Financial Statements                                                 45

             Report of Independent Registered Public Accounting Firm

The Contract Owners
Variable Annuity Account XIV - Valuebuilder Variable Annuity
   and
The Board of Directors
Security Benefit Life Insurance Company

We have audited the accompanying statements of net assets of certain of the respective subaccounts of Variable Annuity Account XIV (the Account), a separate account of Security Benefit Life Insurance Company consisting of the AIM Basic Value, AIM Dynamics, AIM Large Cap Growth, AIM Mid Cap Core Equity, AIM Small Cap Growth, AIM Technology, American Century Equity Income, American Century Heritage, American Century International Growth, American Century Select, American Century Strategic Allocation: Aggressive, American Century Strategic
Allocation: Conservative, American Century Strategic Allocation: Moderate, Ariel Fund, Aston/Optimum Mid Cap, Calamos Growth, Calamos Growth and Income, Calamos High Yield, Dreyfus Appreciation, Dreyfus General Money Market, Dreyfus Midcap Value, Dreyfus Strategic Value, Dryden Small-Cap Core Equity, Federated Bond, Fidelity Advisor Dividend Growth, Fidelity Advisor International Capital Appreciation, Fidelity Advisor Mid Cap, Fidelity Advisor Real Estate, Fidelity Advisor Value Strategies, Goldman Sachs Emerging Markets Equity, Goldman Sachs Government Income, Janus INTECH Risk-Managed Core, Janus Overseas, Jennison 20/20 Focus, Jennison Small Company, Neuberger Berman Core Bond, Neuberger Berman Partners, Neuberger Berman Socially Responsive, PIMCO Foreign Bond (U.S. Dollar-Hedged), PIMCO High Yield, Royce Opportunity, Royce Value, RS Technology, RS Value, Security Alpha Opportunity, Security Equity, Security Global, Security High Yield, Security Large Cap Value, Security Mid Cap Growth, Security Mid Cap Value, Security Select 25, Security Small Cap Growth, Security U.S. Intermediate Bond, T. Rowe Price Capital Appreciation, T. Rowe Price Growth Stock, Van Kampen Comstock, Van Kampen Equity and Income, Van Kampen Mid Cap Growth, Wells Fargo Advantage Growth, Wells Fargo Advantage Large Company Core, Wells Fargo Advantage Opportunity, and Wells Fargo Advantage Small Cap Value subaccounts, as of December 31, 2009, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the management of Security Benefit Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2009 by correspondence with the transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of Variable Annuity Account XIV that are available for investment by contract owners of the Valuebuilder Variable Annuity at December 31, 2009, the results of their operations, and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.


Kansas City, Missouri
April 30, 2010

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                            Statements of Net Assets

                               December 31, 2009


                                     AIM BASIC                    AIM LARGE CAP     AIM MID CAP     AIM SMALL CAP
                                       VALUE       AIM DYNAMICS       GROWTH        CORE EQUITY        GROWTH
                                  --------------------------------------------------------------------------------
Assets:
   Mutual funds, at market value  $   2,352,254  $       62,502  $       742,248  $    1,125,845  $      2,948,993
                                  --------------------------------------------------------------------------------
Total assets                          2,352,254          62,502          742,248       1,125,845         2,948,993
                                  --------------------------------------------------------------------------------
Net assets                        $   2,352,254  $       62,502  $       742,248  $    1,125,845  $      2,948,993
                                  ================================================================================
Units outstanding
   NEA Valuebuilder                     340,510           9,683          126,503          98,001           328,212
   AEA Valuebuilder                       2,702               -              153           3,574            20,750
   NEA Valuebuilder - RID                     -               -              354               -                 -
                                  --------------------------------------------------------------------------------
Total units                             343,212           9,683          127,010         101,575           348,962
                                  ================================================================================
Unit value
   NEA Valuebuilder               $        6.83  $         6.45  $          5.83  $        11.01  $           8.21
   AEA Valuebuilder               $        9.62  $        12.08  $          9.15  $        13.25  $          12.25
   NEA Valuebuilder - RID         $        7.32  $         9.07  $          8.23  $        10.30  $           9.58

Mutual funds, at cost             $   3,042,937  $       68,930  $       739,074  $    1,237,891  $      3,177,434
Mutual fund shares                      119,343           3,467           72,344          53,740           130,256

See accompanying notes.

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                      Statements of Net Assets (continued)

                               December 31, 2009

                                                                                     AMERICAN
                                                    AMERICAN          AMERICAN       CENTURY
                                       AIM        CENTURY EQUITY      CENTURY      INTERNATIONAL     AMERICAN
                                    TECHNOLOGY       INCOME           HERITAGE        GROWTH       CENTURY SELECT
                                  --------------------------------------------------------------------------------
Assets:
   Mutual funds, at market value  $     229,081  $     5,592,567  $    1,292,456  $    2,212,210  $      1,497,028
                                  --------------------------------------------------------------------------------
Total assets                            229,081        5,592,567       1,292,456       2,212,210         1,497,028
                                  --------------------------------------------------------------------------------
Net assets                        $     229,081  $     5,592,567  $    1,292,456  $    2,212,210  $      1,497,028
                                  ================================================================================
Units outstanding
   NEA Valuebuilder                      54,513          485,841         120,611         263,483           238,718
   AEA Valuebuilder                          14            7,550           4,841           2,037               384
   NEA Valuebuilder - RID                     -           12,798               -               -                 -
                                  --------------------------------------------------------------------------------
Total units                              54,527          506,189         125,452         265,520           239,102
                                  ================================================================================
Unit value
   NEA Valuebuilder               $        4.20  $         11.09  $        10.14  $         8.30  $           6.25
   AEA Valuebuilder               $       10.72  $         11.54  $        14.41  $        12.55  $           9.30
   NEA Valuebuilder - RID         $        9.11  $          9.12  $        12.51  $         9.99  $           8.08

Mutual funds, at cost             $     216,648  $     6,624,956  $    1,397,914  $    2,356,937  $      1,556,240
Mutual fund shares                        8,469          852,526          82,903         224,818            45,865

See accompanying notes.

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                      Statements of Net Assets (continued)

                               December 31, 2009

                                   AMERICAN        AMERICAN        AMERICAN
                                    CENTURY         CENTURY         CENTURY
                                   STRATEGIC       STRATEGIC       STRATEGIC
                                  ALLOCATION:     ALLOCATION:     ALLOCATION:                       ASTON/OPTIMUM
                                  AGGRESSIVE     CONSERVATIVE       MODERATE           ARIEL           MID CAP
                             ------------------------------------------------------------------------------------
Assets:
   Mutual funds, at market
     value                   $       546,270  $       247,477  $       362,877  $     3,132,407  $        721,108
                             ------------------------------------------------------------------------------------
Total assets                         546,270          247,477          362,877        3,132,407           721,108
                             ------------------------------------------------------------------------------------
Net assets                   $       546,270  $       247,477  $       362,877  $     3,132,407  $        721,108
                             ====================================================================================
Units outstanding
   NEA Valuebuilder                   63,604           25,853           39,253          311,110            74,064
   AEA Valuebuilder                      274            1,101            1,754           24,551                 -
   NEA Valuebuilder - RID                  -                -                -                -                 -
                             ------------------------------------------------------------------------------------
Total units                           63,878           26,954           41,007          335,661            74,064
                             ====================================================================================
Unit value
   NEA Valuebuilder          $          8.55  $          9.18  $          8.86  $          9.21  $           9.74
   AEA Valuebuilder          $          8.50  $          9.12  $          8.80  $         10.86  $           9.68
   NEA Valuebuilder - RID    $          8.46  $          9.08  $          8.76  $          7.80  $           9.63

Mutual funds, at cost        $       626,937  $       237,133  $       379,593  $     3,786,960  $        655,765
Mutual fund shares                    81,899           48,335           61,819           81,235            27,639

See accompanying notes.

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                      Statements of Net Assets (continued)

                               December 31, 2009

                                                       CALAMOS                                             DREYFUS
                                      CALAMOS         GROWTH AND      CALAMOS HIGH      DREYFUS         GENERAL MONEY
                                      GROWTH           INCOME             YIELD       APPRECIATION         MARKET
                                  ------------------------------------------------------------------------------------
Assets:
   Mutual funds, at market value  $     15,190,276  $    13,577,875  $     533,608  $      4,566,893  $      6,296,491
                                  ------------------------------------------------------------------------------------
Total assets                            15,190,276       13,577,875        533,608         4,566,893         6,296,491
                                  ------------------------------------------------------------------------------------
Net assets                        $     15,190,276  $    13,577,875  $     533,608  $      4,566,893  $      6,296,491
                                  ====================================================================================

Units outstanding
   NEA Valuebuilder                      1,524,822        1,137,069         53,877           560,112           720,525
   AEA Valuebuilder                         24,192           18,178            126            46,222            15,842
   NEA Valuebuilder - RID                        -                -              -                 -            10,647
                                  ------------------------------------------------------------------------------------
Total units                              1,549,014        1,155,247         54,003           606,334           747,014
                                  ====================================================================================
Unit value
   NEA Valuebuilder               $           9.76  $         11.74  $        9.88  $           7.35  $           8.42
   AEA Valuebuilder               $          12.35  $         12.95  $        9.82  $           9.68  $           8.55
   NEA Valuebuilder - RID         $           8.79  $         10.29  $        9.77  $           8.66  $           9.20

Mutual funds, at cost             $     16,165,877  $    13,698,177  $     497,340  $      4,441,201  $      6,296,491
Mutual fund shares                         341,662          473,262         56,110           136,244         6,296,491

See accompanying notes.

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                      Statements of Net Assets (continued)

                               December 31, 2009

                                                                                                         FIDELITY
                                                                     DRYDEN SMALL-                        ADVISOR
                                  DREYFUS MID         DREYFUS          CAP CORE                          DIVIDEND
                                   CAP VALUE      STRATEGIC VALUE       EQUITY        FEDERATED BOND      GROWTH
                              ----------------------------------------------------------------------------------------

Assets:
   Mutual funds, at market
     value                    $      1,944,235  $        8,014,762  $       15,025  $      5,420,212  $      1,670,276
                              ----------------------------------------------------------------------------------------
Total assets                         1,944,235           8,014,762          15,025         5,420,212         1,670,276
                              ----------------------------------------------------------------------------------------
Net assets                    $      1,944,235  $        8,014,762  $       15,025  $      5,420,212  $      1,670,276
                              ========================================================================================

Units outstanding
   NEA Valuebuilder                    183,546             730,649           2,025           443,346           236,768
   AEA Valuebuilder                      1,579              46,458             284            53,123                 -
   NEA Valuebuilder - RID                    -              31,231               -            19,979                 -
                              ----------------------------------------------------------------------------------------
Total units                            185,125             808,338           2,309           516,448           236,768
                              ========================================================================================

Unit value
   NEA Valuebuilder           $          10.45  $             9.73  $         6.51  $          10.50  $           7.05
   AEA Valuebuilder           $          16.93  $            13.44  $         6.47  $          10.44  $           9.32
   NEA Valuebuilder - RID     $          10.41  $             9.13  $         6.44  $          10.39  $           8.39

Mutual funds, at cost         $      1,935,050  $        8,671,841  $       12,881  $      5,106,729  $      1,729,782
Mutual fund shares                      71,139             321,233           1,042           618,746           160,758

See accompanying notes.

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                      Statements of Net Assets (continued)

                               December 31, 2009

                                  FIDELITY
                                  ADVISOR
                                INTERNATIONAL      FIDELITY          FIDELITY        FIDELITY        GOLDMAN SACHS
                                  CAPITAL        ADVISOR MID       ADVISOR REAL    ADVISOR VALUE      EMERGING
                                APPRECIATION          CAP            ESTATE         STRATEGIES      MARKETS EQUITY
                              -------------------------------------------------------------------------------------
Assets:
   Mutual funds, at market
     value                    $        625,236  $      422,422  $       910,446  $     1,264,777  $       1,597,334
                              -------------------------------------------------------------------------------------
Total assets                           625,236         422,422          910,446        1,264,777          1,597,334
                              -------------------------------------------------------------------------------------

Net assets                    $        625,236  $      422,422  $       910,446  $     1,264,777  $       1,597,334
                              =====================================================================================

Units outstanding
   NEA Valuebuilder                     66,752          49,488          127,296          125,998            167,052
   AEA Valuebuilder                        189             369           21,238            7,928                120
   NEA Valuebuilder - RID                    -               -            9,101                -                  -
                              -------------------------------------------------------------------------------------
Total units                             66,941          49,857          157,635          133,926            167,172
                              =====================================================================================

Unit value
   NEA Valuebuilder           $           9.33  $         8.45  $          5.79  $          9.25  $            9.55
   AEA Valuebuilder           $          11.74  $        11.66  $          5.75  $         12.62  $            9.50
   NEA Valuebuilder - RID     $              -  $            -  $          5.72  $          8.25  $            9.45

Mutual funds, at cost         $        922,585  $      580,104  $       909,984  $     1,631,919  $       1,526,725
Mutual fund shares                      65,265          25,852           70,577           61,516            111,546

See accompanying notes.

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                      Statements of Net Assets (continued)

                               December 31, 2009

                                GOLDMAN SACHS    JANUS INTECH
                                 GOVERNMENT      RISK-MANAGED                     JENNISON 20/20    JENNISON SMALL
                                   INCOME           CORE         JANUS OVERSEAS       FOCUS            COMPANY
                              -------------------------------------------------------------------------------------
Assets:
   Mutual funds, at market
     value                    $      1,508,743  $       70,443  $     6,957,275  $     1,948,732  $         335,603
                              -------------------------------------------------------------------------------------
Total assets                         1,508,743          70,443        6,957,275        1,948,732            335,603
                              -------------------------------------------------------------------------------------
Net assets                    $      1,508,743  $       70,443  $     6,957,275  $     1,948,732  $         335,603
                              =====================================================================================
Units outstanding
   NEA Valuebuilder                    143,240           8,747          658,209          209,315             40,989
   AEA Valuebuilder                      2,029             697           25,215              355                107
   NEA Valuebuilder - RID                1,217               -           13,607                -                  -
                              -------------------------------------------------------------------------------------
Total units                            146,486           9,444          697,031          209,670             41,096
                              =====================================================================================
Unit value
   NEA Valuebuilder           $          10.30  $         7.47  $          9.98  $          9.30  $            8.16
   AEA Valuebuilder           $          10.24  $         7.42  $          9.92  $          9.24  $            8.11
   NEA Valuebuilder - RID     $          10.19  $         7.39  $          9.87  $          9.19  $            8.07

Mutual funds, at cost         $      1,502,529  $       60,245  $     6,962,453  $     1,701,095  $         370,016
Mutual fund shares                     100,382           6,179          163,778          131,671             20,767

See accompanying notes.

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                      Statements of Net Assets (continued)

                               December 31, 2009

                                                                NEUBERGER           PIMCO
                                  NEUBERGER     NEUBERGER         BERMAN         FOREIGN BOND
                                 BERMAN CORE     BERMAN          SOCIALLY        (U.S. DOLLAR-      PIMCO HIGH
                                    BOND        PARTNERS        RESPONSIVE          HEDGED)            YIELD
                             ----------------------------------------------------------------------------------
Assets:
   Mutual funds, at market
     value                   $     4,206,153  $     158,580  $       244,830  $      1,503,605  $     3,641,231
                             ----------------------------------------------------------------------------------
Total assets                       4,206,153        158,580          244,830         1,503,605        3,641,231
                             ----------------------------------------------------------------------------------
Net assets                   $     4,206,153  $     158,580  $       244,830  $      1,503,605  $     3,641,231
                             ==================================================================================

Units outstanding
   NEA Valuebuilder                  359,447         21,804           29,100           119,291          266,021
   AEA Valuebuilder                    4,094              -            1,564            14,519           16,592
   NEA Valuebuilder - RID             31,357              -                -            10,852            9,749
                             ----------------------------------------------------------------------------------
Total units                          394,898         21,804           30,664           144,662          292,362
                             ==================================================================================

Unit value
   NEA Valuebuilder          $         10.71  $        7.26  $          7.99  $          10.41  $         12.48
   AEA Valuebuilder          $         10.22  $        7.22  $          7.93  $          10.34  $         13.39
   NEA Valuebuilder - RID    $         10.08  $        7.18  $          7.88  $          10.29  $         10.38

Mutual funds, at cost        $     3,946,370  $     171,904  $       264,098  $      1,499,773  $     3,636,786
Mutual fund shares                   416,864          9,992           17,169           150,360          413,776

See accompanying notes.

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                      Statements of Net Assets (continued)

                               December 31, 2009

                                  ROYCE                                                        SECURITY ALPHA
                              OPPORTUNITY       ROYCE VALUE   RS TECHNOLOGY     RS VALUE        OPPORTUNITY
                             --------------------------------------------------------------------------------
Assets:
   Mutual funds, at market
     value                   $       282,828  $   2,152,424  $      358,034  $      368,163  $        278,716
                             --------------------------------------------------------------------------------
Total assets                         282,828      2,152,424         358,034         368,163           278,716
                             --------------------------------------------------------------------------------
Net assets                   $       282,828  $   2,152,424  $      358,034  $      368,163  $        278,716
                             ================================================================================

Units outstanding
   NEA Valuebuilder                   36,790        242,643          38,347          48,319            33,074
   AEA Valuebuilder                        -            325               4             665                 -
   NEA Valuebuilder - RID                  -          4,526               -               -                 -
                             --------------------------------------------------------------------------------
Total units                           36,790        247,494          38,351          48,984            33,074
                             ================================================================================

Unit value
   NEA Valuebuilder          $          7.69  $        8.70  $         9.34  $         7.51  $           8.43
   AEA Valuebuilder          $          7.64  $        8.65  $         9.28  $         7.47  $           8.38
   NEA Valuebuilder - RID    $          7.60  $        8.61  $         9.23  $         7.43  $           8.34

Mutual funds, at cost        $       295,594  $   1,973,879  $      316,029  $      366,831  $        336,866
Mutual fund shares                    32,030        212,480          24,045          17,829            30,900

See accompanying notes.

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                      Statements of Net Assets (continued)

                               December 31, 2009

                                                                     SECURITY HIGH    SECURITY LARGE      SECURITY MID
                              SECURITY EQUITY     SECURITY GLOBAL        YIELD           CAP VALUE         CAP GROWTH
                             ------------------------------------------------------------------------------------------
Assets:
Mutual funds, at market
   value                     $         256,276  $       5,288,487  $      3,350,812  $      1,536,726  $      1,242,866
                             ------------------------------------------------------------------------------------------
Total assets                           256,276          5,288,487         3,350,812         1,536,726         1,242,866
                             ------------------------------------------------------------------------------------------
Net assets                   $         256,276  $       5,288,487  $      3,350,812  $      1,536,726  $      1,242,866
                             ==========================================================================================

Units outstanding
   NEA Valuebuilder                     42,919            579,754           299,581           193,608           173,755
   AEA Valuebuilder                        919              3,377             3,866               786             2,645
   NEA Valuebuilder - RID                    -                  -                 -                 -                 -
                             ------------------------------------------------------------------------------------------
Total units                             43,838            583,131           303,447           194,394           176,400
                             ==========================================================================================

Unit value
   NEA Valuebuilder          $            5.80  $            9.04  $          11.04  $           7.90  $           6.99
   AEA Valuebuilder          $            8.19  $           13.10  $          10.91  $          11.05  $          10.95
   NEA Valuebuilder - RID    $            7.35  $            9.22  $          10.78  $           9.02  $           7.40

Mutual funds, at cost        $         318,442  $       7,605,468  $      2,707,989  $      1,671,683  $      1,425,843
Mutual fund shares                      60,300            520,009           277,615           241,624           183,044

See accompanying notes.

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                      Statements of Net Assets (continued)

                               December 31, 2009

                                                                                       SECURITY U.S.     T. ROWE PRICE
                                SECURITY MID    SECURITY SELECT    SECURITY SMALL      INTERMEDIATE         CAPITAL
                                 CAP VALUE           25              CAP GROWTH            BOND           APPRECIATION
                             -------------------------------------------------------------------------------------------
Assets:
   Mutual funds, at market
     value                   $     20,182,140  $        511,020  $          334,714  $      6,549,836  $       1,413,519
                             -------------------------------------------------------------------------------------------
Total assets                       20,182,140           511,020             334,714         6,549,836          1,413,519
                             -------------------------------------------------------------------------------------------
Net assets                   $     20,182,140  $        511,020  $          334,714  $      6,549,836  $       1,413,519
                             ===========================================================================================

Units outstanding
   NEA Valuebuilder                 1,227,014            73,112              47,405           694,184            155,427
   AEA Valuebuilder                    12,018             1,412               1,577            23,522              1,419
   NEA Valuebuilder - RID                   -                 -                   -                 -                  -
                             -------------------------------------------------------------------------------------------
Total units                         1,239,032            74,524              48,982           717,706            156,846
                             ===========================================================================================

Unit value
   NEA Valuebuilder          $          16.25  $           6.86  $             6.71  $           9.15  $            9.01
   AEA Valuebuilder          $          20.56  $           6.81  $            10.67  $           8.53  $            8.96
   NEA Valuebuilder - RID    $          11.54  $           6.77  $             6.80  $           8.54  $            8.92

Mutual funds, at cost        $     21,130,398  $        622,899  $          405,735  $      6,473,777  $       1,428,015
Mutual fund shares                    725,976            69,150              30,046         1,617,243             78,225

See accompanying notes.

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                      Statements of Net Assets (continued)

                               December 31, 2009

                                                                      VAN KAMPEN         VAN KAMPEN        WELLS FARGO
                               T. ROWE PRICE       VAN KAMPEN         EQUITY AND          MID CAP           ADVANTAGE
                               GROWTH STOCK        COMSTOCK            INCOME              GROWTH            GROWTH
                             -------------------------------------------------------------------------------------------
Assets:
   Mutual funds, at market
     value                   $     5,219,977  $       7,007,968  $        5,866,680  $        390,232  $         852,918
                             -------------------------------------------------------------------------------------------
Total assets                       5,219,977          7,007,968           5,866,680           390,232            852,918
                             -------------------------------------------------------------------------------------------
Net assets                   $     5,219,977  $       7,007,968  $        5,866,680  $        390,232  $         852,918
                             ===========================================================================================

Units outstanding
   NEA Valuebuilder                  523,038            855,613             548,240            56,180            105,185
   AEA Valuebuilder                   96,147             13,838              19,963               569                347
   NEA Valuebuilder - RID             26,011                  -                   -               165              6,109
                             -------------------------------------------------------------------------------------------
Total units                          645,196            869,451             568,203            56,914            111,641
                             ===========================================================================================
Unit value
   NEA Valuebuilder          $          8.10  $            8.01  $            10.27  $           6.79  $            7.40
   AEA Valuebuilder          $          8.05  $           11.43  $            11.89  $          12.72  $           13.26
   NEA Valuebuilder - RID    $          8.01  $            8.23  $             9.62  $           9.68  $           11.37

Mutual funds, at cost        $     5,391,111  $       8,252,061  $        6,253,097  $        353,022  $         728,529
Mutual fund shares                   192,548            507,456             753,104            16,698             33,579

See accompanying notes.

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                      Statements of Net Assets (continued)

                               December 31, 2009

                               WELLS FARGO                         WELLS FARGO
                                ADVANTAGE        WELLS FARGO        ADVANTAGE
                                  LARGE           ADVANTAGE         SMALL CAP
                               COMPANY CORE     OPPORTUNITY           VALUE
                             --------------------------------------------------
Assets:
   Mutual funds, at market
     value                   $       130,852  $      374,236  $     11,054,988
                             --------------------------------------------------
Total assets                         130,852         374,236        11,054,988
                             --------------------------------------------------
Net assets                   $       130,852  $      374,236  $     11,054,988
                             ==================================================

Units outstanding
   NEA Valuebuilder                   19,674          43,447           679,258
   AEA Valuebuilder                       99               -            13,623
   NEA Valuebuilder - RID                  -               -             7,087
                             --------------------------------------------------
Total units                           19,773          43,447           699,968
                             ==================================================

Unit value
   NEA Valuebuilder          $          6.60  $         8.61  $          15.79
   AEA Valuebuilder          $          9.53  $        13.01  $          18.21
   NEA Valuebuilder - RID    $          8.26  $         9.26  $          11.18

Mutual funds, at cost        $       131,935  $      429,098  $     11,123,068
Mutual fund shares                     6,494          11,953           409,292

See accompanying notes.

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                            Statements of Operations

                          Year Ended December 31, 2009

                                            AIM BASIC                        AIM LARGE CAP    AIM MID CAP      AIM SMALL CAP
                                            VALUE           AIM DYNAMICS       GROWTH         CORE EQUITY         GROWTH
                                          -----------------------------------------------------------------------------------

Investment income (loss):
   Dividend distributions:                $      34,204  $              -  $         1,168  $         1,011                -
   Expenses:
     Mortality and expense risk charge          (14,270)             (446)          (5,019)          (6,474)         (17,921)
     Other expense charge                        (2,847)              (89)          (1,000)          (1,280)          (3,509)
                                          -----------------------------------------------------------------------------------
Net investment income (loss)                     17,087              (535)          (4,851)          (6,743)         (21,430)

Net realized and unrealized capital
     gain (loss) on investments:
     Capital gains distributions                      -                 -                -                -                -
     Realized capital gain (loss) on
        sales of fund shares                   (118,848)           (7,674)         (16,676)         (39,778)         (83,200)
     Change in unrealized
        appreciation/depreciation on
        investments during the year             897,131            29,249          169,230          276,427          796,521
                                          -----------------------------------------------------------------------------------
Net realized and unrealized capital gain
   (loss) on investments                        778,283            21,575          152,554          236,649          713,321
                                          -----------------------------------------------------------------------------------
Net increase (decrease) in net assets
   from operations                        $     795,370  $         21,040  $       147,703  $       229,906          691,891
                                          ===================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                      Statements of Operations (continued)

                          Year Ended December 31, 2009

                                                                                             AMERICAN
                                                              AMERICAN         AMERICAN       CENTURY
                                               AIM        CENTURY EQUITY       CENTURY      INTERNATIONAL       AMERICAN
                                            TECHNOLOGY        INCOME           HERITAGE        GROWTH        CENTURY SELECT
                                           ---------------------------------------------------------------------------------
Investment income (loss):
     Dividend distributions                $          -  $       134,170  $            -  $        12,469  $          3,543
     Expenses:
       Mortality and expense risk charge         (1,203)         (37,661)         (7,946)         (14,513)           (9,787)
       Other expense charge                        (241)          (7,430)         (1,568)          (2,894)           (1,956)
                                           ---------------------------------------------------------------------------------
Net investment income (loss)                     (1,444)          89,079          (9,514)          (4,938)           (8,200)

Net realized and unrealized capital gain
   (loss) on investments:
       Capital gains distributions                    -                -               -                -                 -
       Realized capital gain (loss) on
          sales of fund shares                  (11,150)        (216,262)        (49,710)        (127,991)          (35,659)
       Change in unrealized
          appreciation/depreciation on
          investments during the year            84,895          659,674         382,574          693,592           430,491
                                           ---------------------------------------------------------------------------------
     Net realized and unrealized capital
        gain (loss) on investments               73,745          443,412         332,864          565,601           394,832
                                           ---------------------------------------------------------------------------------
     Net increase (decrease) in net
        assets from operations             $     72,301  $       532,491  $      323,350  $       560,663  $        386,632
                                           =================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                      Statements of Operations (continued)

                          Year Ended December 31, 2009

                                              AMERICAN       AMERICAN        AMERICAN
                                              CENTURY        CENTURY         CENTURY
                                             STRATEGIC      STRATEGIC       STRATEGIC
                                            ALLOCATION:     ALLOCATION:     ALLOCATION:                       ASTON/OPTIMUM
                                            AGGRESSIVE     CONSERVATIVE      MODERATE           ARIEL            MID CAP
                                          ----------------------------------------------------------------------------------
Investment income (loss):
   Dividend distributions                 $       2,508  $         4,658  $        4,588  $           516  $          1,393
   Expenses:
     Mortality and expense risk charge           (3,574)          (2,146)         (2,375)         (18,863)           (4,591)
     Other expense charge                          (715)            (426)           (469)          (3,682)             (918)
                                          ----------------------------------------------------------------------------------
Net investment income (loss)                     (1,781)           2,086           1,744          (22,029)           (4,116)

Net realized and unrealized capital
   gain (loss) on investments:
   Capital gains distributions                        -                -               -                -                 -
   Realized capital gain (loss) on
      sales of fund shares
   Change in unrealized                         (33,219)         (23,499)        (28,552)        (240,075)          (85,081)
      appreciation/depreciation on
      investments during the year               148,213           49,560          82,959        1,536,325           402,182
                                          ----------------------------------------------------------------------------------
Net realized and unrealized capital
   gain (loss) on investments                   114,994           26,061          54,407        1,296,250           317,101
                                          ----------------------------------------------------------------------------------
Net increase (decrease) in net assets
   from operations                        $     113,213  $        28,147  $       56,151  $     1,274,221  $        312,985
                                          ==================================================================================


See accompanying notes.

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                      Statements of Operations (continued)

                          Year Ended December 31, 2009

                                                              CALAMOS                                            DREYFUS
                                                CALAMOS      GROWTH AND    CALAMOS HIGH        DREYFUS        GENERAL MONEY
                                                 GROWTH        INCOME          YIELD        APPRECIATION          MARKET
                                            --------------------------------------------------------------------------------
Investment income (loss):
   Dividend distributions                   $           -  $     269,704  $       30,144  $        83,339  $         11,983
   Expenses:
     Mortality and expense risk charge            (97,660)       (92,402)         (2,915)         (25,860)          (59,270)
     Other expense charge                         (19,408)       (18,406)           (564)          (5,059)          (11,723)
                                            --------------------------------------------------------------------------------
Net investment income (loss)                     (117,068)       158,896          26,665           52,420           (59,010)

Net realized and unrealized capital gain
   (loss) on investments:
   Capital gains distributions                          -              -               -                -                 -
   Realized capital gain (loss) on sales
      of fund shares                             (412,026)      (290,728)           2,425         (96,917)                -
   Change in unrealized
      appreciation/depreciation on
      investments during the year               5,939,634      3,907,642          92,419          886,048                 -
                                            --------------------------------------------------------------------------------
Net realized and unrealized capital gain
   (loss) on investments                        5,527,608      3,616,914          94,844          789,131                 -
                                            --------------------------------------------------------------------------------
Net increase (decrease) in net assets from
   operations                               $   5,410,540  $   3,775,810  $      121,509  $       841,551  $        (59,010)
                                            ================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                      Statements of Operations (continued)

                          Year Ended December 31, 2009



                                                                               DRYDEN SMALL-                    FIDELITY ADVISOR
                                              DREYFUS MID       DREYFUS          CAP CORE                           DIVIDEND
                                               CAP VALUE     STRATEGIC VALUE      EQUITY       FEDERATED BOND        GROWTH
                                            ---------------------------------------------------------------------------------------
Investment income (loss):
   Dividend distributions                   $      4,922  $           44,346  $            -  $        221,528  $                -
   Expenses:
     Mortality and expense risk charge           (12,058)            (51,291)           (125)          (26,830)             (9,829)
     Other expense charge                         (2,404)             (9,968)            (25)           (4,991)             (1,966)
                                            ---------------------------------------------------------------------------------------
Net investment income (loss)                      (9,540)            (16,913)           (150)          189,707             (11,795)

Net realized and unrealized capital gain
   (loss) on investments:
     Capital gains distributions                       -                   -               -                 -               3,527
     Realized capital gain (loss) on sales
        of fund shares                           (69,653)           (133,081)           (820)          (35,124)           (100,275)
     Change in unrealized
        appreciation/depreciation on
        investments during the year               850,625          1,764,660           5,119           600,277             649,306
                                            ---------------------------------------------------------------------------------------
Net realized and unrealized capital gain
   (loss) on investments                          780,972          1,631,579           4,299           565,153             552,558
                                            ---------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
   operations                               $     771,432  $       1,614,666  $        4,149  $        754,860  $          540,763
                                            =======================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                      Statements of Operations (continued)

                          Year Ended December 31, 2009

                                              FIDELITY ADVISOR
                                                INTERNATIONAL                                           FIDELITY    GOLDMAN SACHS
                                                   CAPITAL      FIDELITY ADVISOR   FIDELITY ADVISOR  ADVISOR VALUE    EMERGING
                                                APPRECIATION          MID CAP         REAL ESTATE      STRATEGIES   MARKETS EQUITY
                                            ---------------------------------------------------------------------------------------
Investment income (loss):
   Dividend distributions                   $            3,835  $            414  $         14,749   $           -  $            -
   Expenses:
     Mortality and expense risk charge                  (3,991)           (2,719)           (5,060)         (7,687)         (6,837)
     Other expense charge                                 (798)             (543)             (943)         (1,506)         (1,363)
                                            ---------------------------------------------------------------------------------------
Net investment income (loss)                              (954)           (2,848)            8,746          (9,193)         (8,200)

Net realized and unrealized capital gain
   (loss) on investments:
     Capital gains distributions                         9,907               129                -                -               -
     Realized capital gain (loss) on sales
        of fund shares                                 (53,011)          (36,291)          (121,719)      (125,485)        (40,359)
     Change in unrealized
        appreciation/depreciation on
        investments during the year                    278,131           172,274           383,175         598,970         520,889
                                            ---------------------------------------------------------------------------------------
Net realized and unrealized capital gain
   (loss) on investments                               235,027           136,112            261,456        473,485         480,530
                                            ---------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
   operations                               $          234,073  $        133,264  $         270,202  $     464,292  $      472,330
                                            =======================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                      Statements of Operations (continued)

                          Year Ended December 31, 2009

                                        GOLDMAN SACHS   JANUS INTECH
                                         GOVERNMENT     RISK-MANAGED                         JENNISON 20/20    JENNISON SMALL
                                           INCOME           CORE         JANUS OVERSEAS          FOCUS             COMPANY
                                        -----------------------------------------------------------------------------------------
Investment income (loss):
   Dividend distributions               $      36,789  $        1,005  $          33,996  $                -  $              271
   Expenses:
     Mortality and expense risk charge         (9,609)           (557)           (38,179)             (9,478)             (1,957)
     Other expense charge                      (1,906)           (110)            (7,472)             (1,895)               (390)
                                        -----------------------------------------------------------------------------------------
Net investment income (loss)                   25,274             338           (11,655)             (11,373)             (2,076)

Net realized and unrealized capital
   gain (loss) on investments:
     Capital gains distributions               22,704               -                  -                   -                   -
     Realized capital gain (loss) on
        sales of fund shares                   25,938          (2,019)          (284,345)            (22,313)            (11,478)
     Change in unrealized
        appreciation/depreciation on
        investments during the year           (38,853)         28,507          2,737,138             619,123              98,523
                                        -----------------------------------------------------------------------------------------
Net realized and unrealized capital
   gain (loss) on investments                   9,789          26,488          2,452,793             596,810              87,045
                                        -----------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   from operations                      $      35,063  $       26,826  $       2,441,138  $          585,437  $           84,969
                                        =========================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                      Statements of Operations (continued)

                          Year Ended December 31, 2009

                                                                              Neuberger          PIMCO
                                               Neuberger        Neuberger       Berman        Foreign Bond
                                              Berman Core         Berman       Socially       (U.S. Dollar-     PIMCO High
                                                 Bond            Partners     Responsive         Hedged)           Yield
                                            ---------------------------------------------------------------------------------
Investment income (loss):
   Dividend distributions                   $       192,234  $       1,034  $         876  $         31,215  $       283,772
   Expenses:
     Mortality and expense risk charge              (36,136)        (1,003)        (1,337)           (7,563)         (24,855)
     Other expense charge                            (6,495)          (201)          (264)           (1,398)          (4,840)
                                            ---------------------------------------------------------------------------------
Net investment income (loss)                        149,603          (170)           (725)           22,254          254,077

Net realized and unrealized capital gain
   (loss) on investments:
     Capital gains distributions                     15,988              -              -            49,255                -
     Realized capital gain (loss) on sales
        of fund shares                             (109,257)       (21,274)        (3,801)          (35,820)        (196,322)
     Change in unrealized
        appreciation/depreciation on
        investments during the year                 639,862         66,908         51,493           108,557        1,082,458
                                            ---------------------------------------------------------------------------------
Net realized and unrealized capital gain
   (loss) on investments                            546,593         45,634         47,692           121,992          886,136
                                            ---------------------------------------------------------------------------------
Net increase (decrease) in net assets from
   operations                               $       696,196  $      45,464  $      46,967  $        144,246  $     1,140,213
                                            =================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                      Statements of Operations (continued)

                          Year Ended December 31, 2009

                                             ROYCE                                                          SECURITY ALPHA
                                           OPPORTUNITY     ROYCE VALUE    RS TECHNOLOGY       RS VALUE        OPPORTUNITY
                                          ----------------------------------------------------------------------------------
Investment income (loss):
   Dividend distributions                 $          -  $            -  $             -  $           661  $              -
   Expenses:
     Mortality and expense risk charge          (1,826)        (13,076)          (1,952)          (3,038)            (2,098)
     Other expense charge                         (346)         (2,600)            (391)            (607)              (420)
                                          ----------------------------------------------------------------------------------
Net investment income (loss)                    (2,172)        (15,676)          (2,343)          (2,984)            (2,518)

Net realized and unrealized capital gain
   (loss) on investments:
     Capital gains distributions                     -               -                -                -                 -
     Realized capital gain (loss) on
        sales of fund shares                   (30,165)        (26,135)         (11,501)         (29,989)           (97,555)
     Change in unrealized
        appreciation/depreciation on
        investments during the year            138,300         687,675          154,851          168,955            146,114
                                          ----------------------------------------------------------------------------------
Net realized and unrealized capital gain
   (loss) on investments                       108,135         661,540          143,350          138,966             48,559
                                          ----------------------------------------------------------------------------------
Net increase (decrease) in net assets
   from operations                        $    105,963  $      645,864  $       141,007  $       135,982  $          46,041
                                          ==================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                      Statements of Operations (continued)

                          Year Ended December 31, 2009

                                                                                  SECURITY HIGH    SECURITY LARGE     SECURITY MID
                                           SECURITY EQUITY     SECURITY GLOBAL        YIELD          CAP VALUE         CAP GROWTH
                                          -----------------------------------------------------------------------------------------
Investment income (loss):
   Dividend distributions                 $               -  $               -  $        268,778  $         11,772  $            -
   Expenses:
     Mortality and expense risk charge               (1,602)           (34,915)          (24,840)           (7,658)         (8,422)
     Other expense charge                              (318)            (6,969)           (4,955)           (1,530)         (1,675)
                                          -----------------------------------------------------------------------------------------
Net investment income (loss)                         (1,920)           (41,884)          238,983             2,584         (10,097)

Net realized and unrealized capital gain
   (loss) on investments:
     Capital gains distributions                          -                  -                 -                 -               -
     Realized capital gain (loss) on                (24,430)          (372,931)          347,369           (71,426)       (356,840)
       sales of fund shares
     Change in unrealized
       appreciation/depreciation on
       investments during the year                   79,209          1,246,452         1,059,115           312,340         731,631
                                          -----------------------------------------------------------------------------------------
Net realized and unrealized capital gain
   (loss) on investments                             54,779            873,521         1,406,484           240,914         374,791
                                          -----------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   from operations                        $          52,859  $         831,637  $      1,645,467  $        243,498  $      364,694
                                          =========================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                      Statements of Operations (continued)

                          Year Ended December 31, 2009

                                                                                                     SECURITY U.S.  T. ROWE PRICE
                                           SECURITY MID        SECURITY SELECT   SECURITY SMALL      INTERMEDIATE      CAPITAL
                                             CAP VALUE              25             CAP GROWTH            BOND        APPRECIATION
                                          ----------------------------------------------------------------------------------------
Investment income (loss):
   Dividend distributions                 $          27,368  $               -  $              -  $        190,481  $      27,605
   Expenses:
     Mortality and expense risk charge             (129,514)            (3,281)           (2,095)          (44,082)        (9,651)
     Other expense charge                           (25,823)              (654)             (414)           (8,746)        (1,926)
                                          ----------------------------------------------------------------------------------------
Net investment income (loss)                       (127,969)            (3,935)           (2,509)          137,653         16,028

Net realized and unrealized capital gain
   (loss) on investments:
     Capital gains distributions                          -                  -                 -                 -              -
     Realized capital gain (loss) on               (520,811)           (25,114)          (23,634)         (135,312)       (62,546)
       sales of fund shares
     Change in unrealized
       appreciation/depreciation on
       investments during the year                6,532,315            155,293           105,815           529,475        397,292
                                          ----------------------------------------------------------------------------------------
Net realized and unrealized capital gain
   (loss) on investments                          6,011,504            130,179            82,181           394,163        334,746
                                          ----------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   from operations                        $       5,883,535  $         126,244  $         79,672  $        531,816  $     350,774
                                          ========================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                      Statements of Operations (continued)

                          Year Ended December 31, 2009

                                                                                VAN KAMPEN       VAN KAMPEN       WELLS FARGO
                                          T. ROWE PRICE         VAN KAMPEN      EQUITY AND         MID CAP         ADVANTAGE
                                          GROWTH STOCK          COMSTOCK          INCOME           GROWTH           GROWTH
                                        ---------------------------------------------------------------------------------------
Investment income (loss):
   Dividend distributions               $               -  $        103,025  $      108,483  $             -  $              -
   Expenses:
     Mortality and expense risk charge            (29,608)          (48,575)        (37,849)          (1,411)           (7,088)
     Other expense charge                          (5,563)           (9,557)         (7,490)            (279)           (1,389)
                                        ---------------------------------------------------------------------------------------
Net investment income (loss)                      (35,171)           44,893          63,144           (1,690)           (8,477)

Net realized and unrealized capital
   gain (loss) on investments:
     Capital gains distributions                        -                 -               -                -                 -
     Realized capital gain (loss) on             (146,713)       (1,269,640)       (145,192)           2,660             5,629
       sales of fund shares
     Change in unrealized
       appreciation/depreciation on
       investments during the year              1,477,489         2,611,817       1,136,962           80,329           384,409
                                        ---------------------------------------------------------------------------------------
Net realized and unrealized capital
   gain (loss) on investments                   1,330,776         1,342,177         991,770           82,989           390,038
                                        ---------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   from operations                      $       1,295,605  $      1,387,070  $    1,054,914  $        81,299  $        381,561
                                        =======================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                      Statements of Operations (continued)

                          Year Ended December 31, 2009

                                          WELLS FARGO                         WELLS FARGO
                                           ADVANTAGE        WELLS FARGO        ADVANTAGE
                                         LARGE COMPANY       ADVANTAGE         SMALL CAP
                                             CORE           OPPORTUNITY          VALUE
                                        ---------------------------------------------------
Investment income (loss):
   Dividend distributions               $           660  $            789  $        50,944
   Expenses:
     Mortality and expense risk charge             (807)           (2,462)         (67,820)
     Other expense charge                          (162)             (493)         (13,464)
                                        ---------------------------------------------------
Net investment income (loss)                       (309)           (2,166)         (30,340)

Net realized and unrealized capital
   gain (loss) on investments:
     Capital gains distributions                       -                -                -
     Realized capital gain (loss) on
       sales of fund shares                      (2,859)          (33,166)        (245,179)
     Change in unrealized
       appreciation/depreciation on
       investments during the year               38,705           158,281        4,179,855
                                        ---------------------------------------------------
Net realized and unrealized capital
   gain (loss) on investments                    35,846           125,115        3,934,676
                                        ---------------------------------------------------
Net increase (decrease) in net assets   $
   from operations                               35,537  $        122,949  $     3,904,336
                                        ===================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                      Statements of Changes in Net Assets

                     Years Ended December 31, 2009 and 2008

                                             AIM BASIC VALUE                      AIM DYNAMICS
                                          2009             2008                2009           2008
                                    ------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)   $          17,087  $      (17,478) $         (535) $         (858)
     Capital gains distributions                    -         189,306               -               -
     Realized capital gain (loss)
       on sales of fund shares               (118,848)        (63,640)         (7,674)         (1,676)
     Change in unrealized
       appreciation/depreciation
       on investments during the
       year                                   897,131      (1,801,038)         29,249         (61,605)
                                    ------------------------------------------------------------------
   Net increase (decrease) in net
     assets from operations                   795,370      (1,692,850)         21,040         (64,139)

   From contract owner
     transactions:
     Variable annuity deposits                165,652         241,907           2,155           6,934
     Contract owner maintenance
       charges                                 (8,791)        (13,054)           (374)           (772)
     Terminations and withdrawals            (102,787)       (152,292)        (10,063)         (9,970)
     Transfers between
       subaccounts, net                       (50,766)       (121,139)         (8,085)        (62,984)
                                    ------------------------------------------------------------------
   Net increase (decrease) in net
     assets from contract owner
     transactions                               3,308         (44,578)        (16,367)        (66,792)
                                    ------------------------------------------------------------------
Net increase (decrease) in net
   assets                                     798,678      (1,737,428)          4,673        (130,931)
Net assets at beginning of year             1,553,576       3,291,004          57,829         188,760
                                    ------------------------------------------------------------------
Net assets at end of year           $       2,352,254  $    1,553,576  $       62,502  $       57,829
                                    ==================================================================

                                             AIM LARGE CAP GROWTH           AIM MID CAP CORE EQUITY
                                          2009                2008         2009                 2008
                                    ------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)   $          (4,851) $       (7,438) $       (6,743) $       (1,174)
     Capital gains distributions                    -               -               -          33,753
     Realized capital gain (loss)
       on sales of fund shares                (16,676)        (11,803)        (39,778)        (45,951)
     Change in unrealized
       appreciation/depreciation
       on investments during the
       year                                   169,230        (369,965)        276,427        (271,017)
                                    ------------------------------------------------------------------
   Net increase (decrease) in net
     assets from operations                   147,703        (389,206)        229,906        (284,389)

   From contract owner
     transactions:
     Variable annuity deposits                 44,093         178,570         157,680         106,634
     Contract owner maintenance
       charges                                 (4,639)         (4,664)         (5,361)         (4,717)
     Terminations and withdrawals             (66,976)        (46,929)        (58,492)        (68,647)
     Transfers between
       subaccounts, net                       (19,221)         (7,349)         82,669         (67,749)
                                    ------------------------------------------------------------------
   Net increase (decrease) in net
     assets from contract owner
     transactions                             (46,743)        119,628         176,496         (34,479)
                                    ------------------------------------------------------------------
Net increase (decrease) in net
   assets                                     100,960        (269,578)        406,402        (318,868)
Net assets at beginning of year               641,288         910,866         719,443       1,038,311
                                    ------------------------------------------------------------------
Net assets at end of year           $         742,248  $      641,288  $    1,125,845  $      719,443
                                    ==================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                Statements of Changes in Net Assets (continued)

                     Years Ended December 31, 2009 and 2008


                                             AIM SMALL CAP GROWTH                AIM TECHNOLOGY
                                           2009              2008            2009             2008
                                    ------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)   $         (21,430) $      (24,119) $       (1,444) $       (1,508)
     Capital gains distributions                    -          99,249               -               -
     Realized capital gain (loss)
       on sales of fund shares                (83,200)        (21,867)        (11,150)        (11,447)
     Change in unrealized
       appreciation/depreciation
       on investments during the
       year                                   796,521      (1,269,129)         84,895         (93,191)
                                    ------------------------------------------------------------------
   Net increase (decrease) in net
     assets from operations                   691,891      (1,215,866)         72,301        (106,146)

   From contract owner
     transactions:
     Variable annuity deposits                253,837         367,276          29,964          26,016
     Contract owner maintenance
       charges                                (14,094)        (14,709)           (790)           (912)
     Terminations and withdrawals            (163,749)       (126,350)        (17,597)         (9,773)
     Transfers between
       subaccounts, net                        94,918         439,150          24,896        (132,854)
                                    ------------------------------------------------------------------
   Net increase (decrease) in net
     assets from contract owner
     transactions                             170,912         665,367          36,473        (117,523)
                                    ------------------------------------------------------------------
Net increase (decrease) in net
   assets                                     862,803        (550,499)        108,774        (223,669)
Net assets at beginning of year             2,086,190       2,636,689         120,307         343,976
                                    ------------------------------------------------------------------
Net assets at end of year           $       2,948,993  $    2,086,190  $      229,081  $      120,307
                                    ==================================================================

                                         AMERICAN CENTURY EQUITY
                                                  INCOME                  AMERICAN CENTURY HERITAGE
                                            2009            2008           2009              2008
                                    ------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)   $          89,079  $      131,861  $       (9,514) $       (4,273)
     Capital gains distributions                    -               -               -               -
     Realized capital gain (loss)
       on sales of fund shares               (216,262)       (262,420)        (49,710)        (67,181)
     Change in unrealized
       appreciation/depreciation
       on investments during the
       year                                   659,674      (1,260,959)        382,574        (690,110)
                                    ------------------------------------------------------------------
   Net increase (decrease) in net
     assets from operations                   532,491      (1,391,518)        323,350        (761,564)

   From contract owner
     transactions:
     Variable annuity deposits                461,754         670,141         151,183         224,903
     Contract owner maintenance
       charges                                (35,169)        (36,030)         (6,078)         (8,828)
     Terminations and withdrawals            (523,556)       (350,048)        (69,808)       (124,788)
     Transfers between
       subaccounts, net                        59,673        (972,361)         32,420         (23,729)
                                    ------------------------------------------------------------------
   Net increase (decrease) in net
     assets from contract owner
     transactions                             (37,298)       (688,298)        107,717          67,558
                                    ------------------------------------------------------------------
Net increase (decrease) in net
   assets                                     495,193      (2,079,816)        431,067        (694,006)
Net assets at beginning of year             5,097,374       7,177,190         861,389       1,555,395
                                    ------------------------------------------------------------------
Net assets at end of year           $       5,592,567  $    5,097,374  $    1,292,456  $      861,389
                                    ==================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                Statements of Changes in Net Assets (continued)

                     Years Ended December 31, 2009 and 2008

                                       AMERICAN CENTURY INTERNATIONAL
                                                  GROWTH                      AMERICAN CENTURY SELECT
                                            2009             2008           2009                 2008
                                    ------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)   $          (4,938) $        6,274  $       (8,200) $       (5,325)
     Capital gains distributions                     -         11,460               -               -
     Realized capital gain (loss)
       on sales of fund shares               (127,991)         11,954         (35,659)        (15,233)
     Change in unrealized
       appreciation/depreciation
       on investments during the
       year                                   693,592      (1,581,695)        430,491        (779,852)
                                    ------------------------------------------------------------------
   Net increase (decrease) in net
     assets from operations                   560,663      (1,552,007)        386,632        (800,410)

   From contract owner
     transactions:
     Variable annuity deposits                183,142         438,276          65,689         154,943
     Contract owner maintenance
       charges                                (11,272)        (12,486)         (5,841)         (6,425)
     Terminations and withdrawals            (272,851)       (130,641)        (75,086)        (63,591)
     Transfers between
       subaccounts, net                       (76,138)       (347,929)        (46,887)       (140,665)
                                    ------------------------------------------------------------------
   Net increase (decrease) in net
     assets from contract owner
     transactions                            (177,119)        (52,780)        (62,125)        (55,738)
                                    ------------------------------------------------------------------
Net increase (decrease) in net
   assets                                     383,544      (1,604,787)        324,507        (856,148)
Net assets at beginning of year             1,828,666       3,433,453       1,172,521       2,028,669
                                    ------------------------------------------------------------------
Net assets at end of year           $       2,212,210  $    1,828,666  $    1,497,028  $    1,172,521
                                    ==================================================================

                                            AMERICAN CENTURY STRATEGIC     AMERICAN CENTURY STRATEGIC
                                              ALLOCATION: AGGRESSIVE         ALLOCATION: CONSERVATIVE
                                             2009              2008          2009               2008
                                    ------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)   $          (1,781) $       (7,494) $        2,086  $       10,804
     Capital gains distributions                    -          15,425               -           2,370
     Realized capital gain (loss)
       on sales of fund shares                (33,219)       (609,611)        (23,499)        (44,897)
     Change in unrealized
       appreciation/depreciation
       on investments during the
       year                                   148,213         157,405          49,560         (34,217)
                                    ------------------------------------------------------------------
   Net increase (decrease) in net
     assets from operations                   113,213        (444,275)         28,147         (65,940)

   From contract owner
     transactions:
     Variable annuity deposits                107,588         240,491          10,080          52,695
     Contract owner maintenance
       charges                                 (2,224)         (6,220)         (1,453)         (3,248)
     Terminations and withdrawals             (15,066)        (27,581)        (29,150)        (40,991)
     Transfers between
       subaccounts, net                       (45,817)     (3,654,189)       (253,507)       (719,777)
                                    ------------------------------------------------------------------
   Net increase (decrease) in net
     assets from contract owner
     transactions                              44,481      (3,447,499)       (274,030)       (711,321)
                                    ------------------------------------------------------------------
Net increase (decrease) in net
   assets                                     157,694      (3,891,774)       (245,883)       (777,261)
Net assets at beginning of year               388,576       4,280,350         493,360       1,270,621
                                    ------------------------------------------------------------------
Net assets at end of year           $         546,270  $      388,576        $247,477  $      493,360
                                    ==================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                Statements of Changes in Net Assets (continued)

                     Years Ended December 31, 2009 and 2008

                                           AMERICAN CENTURY STRATEGIC
                                               ALLOCATION: MODERATE                  ARIEL
                                               2009             2008           2009             2008
                                    ------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)   $           1,744  $        4,689  $      (22,029) $          247
     Capital gains distributions                    -           1,053               -               -
     Realized capital gain (loss)
       on sales of fund shares                (28,552)        (59,070)       (240,075)       (415,780)
     Change in unrealized
       appreciation/depreciation
       on investments during the
       year                                    82,959        (75,714)       1,536,325      (1,739,912)
                                    ------------------------------------------------------------------
   Net increase (decrease) in net
     assets from operations                    56,151       (129,042)       1,274,221      (2,155,445)

   From contract owner
     transactions:
     Variable annuity deposits                 50,768          50,328         166,602         430,378
     Contract owner maintenance
       charges                                 (2,065)         (1,717)        (18,109)        (21,707)
     Terminations and withdrawals             (14,200)         (7,600)       (143,805)       (151,119)
     Transfers between
       subaccounts, net                       (35,792)         39,907        (248,369)       (997,642)
                                    ------------------------------------------------------------------
   Net increase (decrease) in net
     assets from contract owner
     transactions                              (1,289)         80,918        (243,681)       (740,090)
                                    ------------------------------------------------------------------
Net increase (decrease) in net
   assets                                      54,862         (48,124)      1,030,540      (2,895,535)
Net assets at beginning of year               308,015         356,139       2,101,867       4,997,402
                                    ------------------------------------------------------------------
Net assets at end of year           $         362,877  $      308,015  $    3,132,407  $    2,101,867
                                    ==================================================================




                                           ASTON/OPTIMUM MID CAP             CALAMOS GROWTH
                                          2009             2008           2009              2008
                                    ------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)   $          (4,116) $       10,158  $     (117,068) $     (149,862)
     Capital gains distributions                    -                               -               -                      -
     Realized capital gain (loss)
       on sales of fund shares                (85,081)        (13,618)       (412,026)       (168,846)
     Change in unrealized
       appreciation/depreciation
       on investments during the
       year                                   402,182        (332,151)      5,939,634     (10,350,842)
                                    ------------------------------------------------------------------
   Net increase (decrease) in net
     assets from operations                   312,985        (335,611)      5,410,540     (10,669,550)

   From contract owner
     transactions:
     Variable annuity deposits                 39,492         157,282         933,383       2,078,771
     Contract owner maintenance
       charges                                 (2,283)         (1,941)        (83,822)        (89,057)
     Terminations and withdrawals             (10,310)        (23,214)       (791,448)       (591,713)
     Transfers between
       subaccounts, net                      (178,515)        463,124        (861,168)     (1,055,186)
                                    ------------------------------------------------------------------
   Net increase (decrease) in net
     assets from contract owner
     transactions                            (151,616)        595,251        (803,055)        342,815
                                    ------------------------------------------------------------------
Net increase (decrease) in net
   assets                                     161,369         259,640       4,607,485     (10,326,735)
Net assets at beginning of year               559,739         300,099      10,582,791      20,909,526
                                    ------------------------------------------------------------------
Net assets at end of year           $         721,108  $      559,739  $   15,190,276  $   10,582,791
                                    ==================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                Statements of Changes in Net Assets (continued)

                     Years Ended December 31, 2009 and 2008

                                         CALAMOS GROWTH AND INCOME            CALAMOS HIGH YIELD
                                            2009            2008             2009            2008
                                    ------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)   $         158,896  $       93,757  $       26,665  $       28,344
     Capital gains distributions                    -               -               -           5,745
     Realized capital gain (loss)           (290,728)       (179,731)           2,425        (105,092)
       on sales of fund shares
     Change in unrealized
       appreciation/depreciation
       on investments during the
       year                                 3,907,642     (5,119,716)          92,419         (45,749)
                                    ------------------------------------------------------------------
   Net increase (decrease) in net           3,775,810     (5,205,690)         121,509        (116,752)
     assets from operations

   From contract owner
     transactions:
     Variable annuity deposits                487,227       1,351,098          16,526          54,256
     Contract owner maintenance               (79,886)        (77,144)         (1,787)         (2,998)
       charges
     Terminations and withdrawals            (833,431)       (557,091)         (9,082)        (32,324)
     Transfers between
     subaccounts, net                        (819,478)       (980,023)        203,226         127,197
                                    ------------------------------------------------------------------
   Net increase (decrease) in net
     assets from contract owner
     transactions                          (1,245,568)       (263,160)        208,883         146,131
                                    ------------------------------------------------------------------
Net increase (decrease) in net
   assets                                   2,530,242     (5,468,850)         330,392          29,379
Net assets at beginning of year            11,047,633      16,516,483         203,216         173,837
                                    ------------------------------------------------------------------
Net assets at end of year           $      13,577,875  $   11,047,633  $      533,608  $      203,216
                                    ==================================================================

                                         DREYFUS APPRECIATION            DREYFUS GENERAL MONEY MARKET
                                        2009             2008                 2009           2008
                                    ------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)   $          52,420  $       25,602  $      (59,010) $      72,856
     Capital gains distributions                    -          86,612               -               -
     Realized capital gain (loss)
       on sales of fund shares                (96,917)        (26,174)              -               -
     Change in unrealized
       appreciation/depreciation
       on investments during the
       year                                   886,048      (1,133,490)              -               -
                                    ------------------------------------------------------------------
   Net increase (decrease) in net
     assets from operations                   841,551      (1,047,450)        (59,010)         72,856

   From contract owner
     transactions:
     Variable annuity deposits                355,980         309,439         789,309       1,052,092
     Contract owner maintenance               (18,906)        (13,551)        (70,182)        (71,282)
       charges                               (158,362)       (148,005)     (1,338,542)     (1,368,342)
     Terminations and withdrawals
     Transfers between
       subaccounts, net                     1,467,753        (236,843)     (1,107,656)      5,301,235
                                    ------------------------------------------------------------------
   Net increase (decrease) in net
     assets from contract owner
     transactions                           1,646,465         (88,960)     (1,727,071)      4,913,703
                                    ------------------------------------------------------------------
Net increase (decrease) in net
   assets                                   2,488,016      (1,136,410)     (1,786,081)      4,986,559
Net assets at beginning of year             2,078,877       3,215,287       8,082,572       3,096,013
                                    ------------------------------------------------------------------
Net assets at end of year           $       4,566,893  $    2,078,877  $    6,296,491  $    8,082,572
                                    ==================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                Statements of Changes in Net Assets (continued)

                     Years Ended December 31, 2009 and 2008

                                            DREYFUS MID CAP VALUE           DREYFUS STRATEGIC VALUE
                                           2009             2008             2009            2008
                                       ---------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)      $       (9,540) $      (14,047)  $     (16,913) $       12,443
     Capital gains distributions                    -               -               -               -
     Realized capital gain (loss) on
       sales of fund shares                   (69,653)        (33,430)       (133,081)        (92,267)
     Change in unrealized
       appreciation/depreciation on
       investments during the year            850,625        (822,983)      1,764,660      (2,629,391)
                                       ---------------------------------------------------------------
   Net increase (decrease) in net
     assets from operations                   771,432        (870,460)      1,614,666      (2,709,215)

   From contract owner transactions:
     Variable annuity deposits                102,627         223,057         729,292       1,124,764
     Contract owner maintenance
       charges                                 (8,764)         (9,395)        (48,901)        (39,929)
     Terminations and withdrawals            (124,288)       (141,418)       (307,653)       (239,208)
     Transfers between subaccounts,
       net                                   (104,357)        (35,419)        612,739       2,158,410
                                       ---------------------------------------------------------------
   Net increase (decrease) in net
     assets from contract owner
     transactions                            (134,782)         36,825         985,477       3,004,037
                                       ---------------------------------------------------------------
Net increase (decrease) in net assets         636,650        (833,635)      2,600,143         294,822
Net assets at beginning of year             1,307,585       2,141,220       5,414,619       5,119,797
                                       ---------------------------------------------------------------
Net assets at end of year              $    1,944,235  $    1,307,585  $    8,014,762  $    5,414,619
                                       ===============================================================

                                       DRYDEN SMALL-CAP CORE EQUITY             FEDERATED BOND
                                            2009            2008             2009             2008
                                       ---------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)      $         (150) $            3  $      189,707  $      116,344
     Capital gains distributions                    -               -               -               -
     Realized capital gain (loss) on
       sales of fund shares                      (820)            (41)        (35,124)        (83,834)
     Change in unrealized
       appreciation/depreciation on
       investments during the year              5,119          (2,665)        600,277        (283,074)
                                       ---------------------------------------------------------------
   Net increase (decrease) in net
     assets from operations                     4,149          (2,703)        754,860        (250,564)

   From contract owner transactions:
     Variable annuity deposits                  4,651           5,270         336,841         204,676
     Contract owner maintenance
       charges                                   (125)            (43)        (22,675)        (12,358)
     Terminations and withdrawals                (183)            (20)       (246,411)       (179,351)
     Transfers between subaccounts,
       net                                     (3,374)          2,822       2,346,540       1,029,975
                                       ---------------------------------------------------------------
   Net increase (decrease) in net
     assets from contract owner
     transactions                                 969           8,029       2,414,295       1,042,942
                                       ---------------------------------------------------------------
Net increase (decrease) in net assets           5,118           5,326       3,169,155         792,378
Net assets at beginning of year                 9,907           4,581       2,251,057       1,458,679
                                       ---------------------------------------------------------------
Net assets at end of year              $       15,025  $        9,907  $    5,420,212  $    2,251,057
                                       ===============================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                Statements of Changes in Net Assets (continued)

                     Years Ended December 31, 2009 and 2008

                                          FIDELITY ADVISOR DIVIDEND    FIDELITY ADVISOR INTERNATIONAL
                                                    GROWTH                   CAPITAL APPRECIATION
                                       ---------------------------------------------------------------
                                            2009              2008          2009                2008
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)      $      (11,795) $        2,015  $         (954) $       (6,471)
     Capital gains distributions                3,527          17,424           9,907               -
     Realized capital gain (loss) on
       sales of fund shares                  (100,275)        (54,104)        (53,011)        (80,897)
     Change in unrealized
       appreciation/depreciation on
       investments during the year            649,306        (868,637)        278,131        (451,665)
                                       ---------------------------------------------------------------
   Net increase (decrease) in net
     assets from operations                   540,763        (903,302)        234,073        (539,033)

   From contract owner transactions:
     Variable annuity deposits                 99,534         267,428           2,293             536
     Contract owner maintenance
       charges                                 (7,288)         (8,797)         (3,381)         (3,303)
     Terminations and withdrawals             (99,872)        (87,759)        (37,955)        (47,874)
     Transfers between subaccounts,
       net                                      8,993        (142,318)        (24,877)        (72,828)
                                       ---------------------------------------------------------------
   Net increase (decrease) in net
     assets from contract owner
     transactions                               1,367          28,554         (63,920)       (123,469)
                                       ---------------------------------------------------------------
Net increase (decrease) in net
assets                                        542,130        (874,748)        170,153        (662,502)
Net assets at beginning of year             1,128,146       2,002,894         455,083       1,117,585
                                       ---------------------------------------------------------------
Net assets at end of year              $    1,670,276  $    1,128,146  $      625,236  $      455,083
                                       ===============================================================


                                           FIDELITY ADVISOR MID CAP     FIDELITY ADVISOR REAL ESTATE
                                            2009                2008       2009               2008
                                       ---------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)      $       (2,848) $       (4,851) $        8,746  $        7,421
     Capital gains distributions                  129           3,850               -           1,510
     Realized capital gain (loss) on
       sales of fund shares                   (36,291)        (58,971)       (121,719)        (71,182)
     Change in unrealized
       appreciation/depreciation on
       investments during the year            172,274        (311,987)        383,175        (288,740)
                                       ---------------------------------------------------------------
   Net increase (decrease) in net
     assets from operations                   133,264        (371,959)        270,202        (350,991)

   From contract owner transactions:
     Variable annuity deposits                 22,550          67,186         101,314          84,097
     Contract owner maintenance
       charges                                 (1,860)         (2,501)         (4,947)         (3,588)
     Terminations and withdrawals             (19,609)        (35,599)        (45,243)        (45,219)
     Transfers between subaccounts,
       net                                    (21,069)        (47,779)         15,958         559,496
                                       ---------------------------------------------------------------
   Net increase (decrease) in net
     assets from contract owner
     transactions                             (19,988)        (18,693)         67,082         594,786
                                       ---------------------------------------------------------------
Net increase (decrease) in net
assets                                        113,276        (390,652)        337,284         243,795
Net assets at beginning of year               309,146         699,798         573,162         329,367
                                       ---------------------------------------------------------------
Net assets at end of year              $      422,422  $      309,146  $      910,446  $      573,162
                                       ===============================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                Statements of Changes in Net Assets (continued)

                     Years Ended December 31, 2009 and 2008

                                                                                GOLDMAN SACHS EMERGING
                                        FIDELITY ADVISOR VALUE STRATEGIES          MARKETS EQUITY
                                            2009              2008             2009              2008
                                       ------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)      $       (9,193) $           (8,701) $         (8,200) $     2,296
     Capital gains distributions                    -                   -                 -       93,997
     Realized capital gain (loss) on
       sales of fund shares                  (125,485)            (98,389)          (40,359)    (193,206)
     Change in unrealized
       appreciation/depreciation on
       investments during the year            598,970            (762,380)          520,889     (419,015)
                                       ------------------------------------------------------------------
   Net increase (decrease) in net
     assets from operations                   464,292            (869,470)          472,330     (515,928)

   From contract owner transactions:
     Variable annuity deposits                 72,976             150,467           180,521      174,988
     Contract owner maintenance
       charges                                 (5,933)             (7,529)           (5,347)      (4,243)
     Terminations and withdrawals             (64,682)            (85,092)         (131,536)     (28,916)
     Transfers between subaccounts,
       net                                    (13,507)           (122,623)          715,436        8,250
                                       ------------------------------------------------------------------
   Net increase (decrease) in net
     assets from contract owner
     transactions                             (11,146)            (64,777)          759,074      150,079
                                       ------------------------------------------------------------------
Net increase (decrease) in net assets         453,146            (934,247)        1,231,404     (365,849)
Net assets at beginning of year               811,631           1,745,878           365,930      731,779
                                       ------------------------------------------------------------------
Net assets at end of year              $    1,264,777  $          811,631  $      1,597,334  $   365,930
                                       ==================================================================



                                          GOLDMAN SACHS GOVERNMENT            JANUS INTECH RISK-MANAGED
                                                  INCOME                               CORE
                                          2009              2008                 2009             2008
                                      -------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)     $        25,274  $           47,110  $            338  $       203
     Capital gains distributions               22,704               8,135                 -            -
     Realized capital gain (loss) on
       sales of fund shares                    25,938             103,547            (2,019)      (8,529)
     Change in unrealized
       appreciation/depreciation on
       investments during the year            (38,853)            (50,223)           28,507      (17,018)
                                       ------------------------------------------------------------------
   Net increase (decrease) in net
     assets from operations                    35,063             108,569            26,826      (25,344)

   From contract owner transactions:
     Variable annuity deposits                164,288             150,980             8,471        6,539
     Contract owner maintenance
       charges                                 (8,481)             (8,563)             (204)        (315)
     Terminations and withdrawals            (117,343)            (92,199)                -       (1,134)
     Transfers between subaccounts,
       net                                   (609,628)         (1,139,327)          (19,670)     (15,150)
                                      -------------------------------------------------------------------
   Net increase (decrease) in net
     assets from contract owner
     transactions                            (571,164)         (1,089,109)          (11,403)     (10,060)
                                      -------------------------------------------------------------------
Net increase (decrease) in net assets        (536,101)           (980,540)           15,423      (35,404)
Net assets at beginning of year             2,044,844           3,025,384            55,020       90,424
                                      -------------------------------------------------------------------
Net assets at end of year             $     1,508,743  $        2,044,844  $         70,443  $    55,020
                                      ===================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                Statements of Changes in Net Assets (continued)

                     Years Ended December 31, 2009 and 2008

                                            JANUS OVERSEAS                          JENNISON 20/20 FOCUS
                                         2009             2008                     2009            2008
                                       ----------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)      $      (11,655) $          (33,195) $        (11,373) $        (7,138)
     Capital gains distributions                    -             537,497                 -              443
     Realized capital gain (loss) on
       sales of fund shares                  (284,345)            (93,607)          (22,313)         (24,622)
     Change in unrealized
       appreciation/depreciation on
       investments during the year          2,737,138          (2,901,471)          619,123         (343,528)
                                       ----------------------------------------------------------------------
   Net increase (decrease) in net
     assets from operations                 2,441,138          (2,490,776)          585,437         (374,845)

   From contract owner transactions:
     Variable annuity deposits              2,413,089              926,891          615,583          194,608
     Contract owner maintenance
       charges                                (32,026)            (20,643)           (4,542)          (2,545)
     Terminations and withdrawals            (288,328)           (152,213)          (10,706)         (34,693)
     Transfers between subaccounts,
       net                                   (750,058)          1,759,937            53,667          107,633
                                       ----------------------------------------------------------------------
   Net increase (decrease) in net
     assets from contract owner
     transactions                           1,342,677           2,513,972           654,002          265,003
                                       ----------------------------------------------------------------------
Net increase (decrease) in net assets       3,783,815              23,196         1,239,439         (109,842)
Net assets at beginning of year             3,173,460           3,150,264           709,293          819,135
                                       ----------------------------------------------------------------------
Net assets at end of year              $    6,957,275  $        3,173,460  $      1,948,732  $       709,293
                                       ======================================================================

                                            JENNISON SMALL COMPANY            NEUBERGER BERMAN CORE BOND
                                            2009              2008             2009                2008
                                       ----------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)      $       (2,076) $           (2,590) $        149,603  $       191,139
     Capital gains distributions                    -              16,146            15,988                -
     Realized capital gain (loss) on
       sales of fund shares                   (11,478)            (33,153)         (109,257)        (124,746)
     Change in unrealized
       appreciation/depreciation on
       investments during the year             98,523            (146,819)          639,862         (437,797)
                                       ----------------------------------------------------------------------
   Net increase (decrease) in net
     assets from operations                    84,969            (166,416)          696,196         (371,404)

   From contract owner transactions:
     Variable annuity deposits                 22,483              57,169           481,005          682,222
     Contract owner maintenance
       charges                                 (1,779)             (1,749)          (35,264)         (36,974)
     Terminations and withdrawals             (15,607)             (4,209)         (535,348)        (467,261)
     Transfers between subaccounts,
       net                                     25,302            (409,114)       (1,834,696)       1,638,659
                                       ----------------------------------------------------------------------
   Net increase (decrease) in net
     assets from contract owner
     transactions                              30,399            (357,903)       (1,924,303)       1,816,646
                                       ----------------------------------------------------------------------
Net increase (decrease) in net assets         115,368            (524,319)       (1,228,107)       1,445,242
Net assets at beginning of year               220,235             744,554         5,434,260        3,989,018
                                       ----------------------------------------------------------------------
Net assets at end of year              $      335,603  $          220,235  $      4,206,153  $     5,434,260
                                       ======================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                Statements of Changes in Net Assets (continued)

                     Years Ended December 31, 2009 and 2008

                                                                                NEUBERGER BERMAN SOCIALLY
                                           NEUBERGER BERMAN PARTNERS                    RESPONSIVE
                                           2009                2008                2009               2008
                                       ----------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)      $         (170) $           (1,336) $           (725) $          (796)
     Capital gains distributions                    -               1,328                 -            1,980
     Realized capital gain (loss) on
       sales of fund shares                   (21,274)             (32,174)          (3,801)         (16,856)
     Change in unrealized
       appreciation/depreciation on
       investments during the year             66,908             (79,692)           51,493          (78,473)
                                       ----------------------------------------------------------------------
   Net increase (decrease) in net
     assets from operations                    45,464            (111,874)           46,967          (94,145)

   From contract owner transactions:
     Variable annuity deposits                  8,403              31,297            29,797           36,233
     Contract owner maintenance
       charges                                 (1,166)             (1,712)           (1,051)            (847)
     Terminations and withdrawals            (202,515)             (5,694)           (5,778)          (2,535)
     Transfers between subaccounts,
       net                                    225,748             (64,045)           47,680          (71,912)
                                       ----------------------------------------------------------------------
   Net increase (decrease) in net
     assets from contract owner
     transactions                              30,470             (40,154)           70,648          (39,061)
                                       ----------------------------------------------------------------------
Net increase (decrease) in net assets          75,934            (152,028)          117,615         (133,206)
Net assets at beginning of year                82,646             234,674           127,215          260,421
                                       ----------------------------------------------------------------------
Net assets at end of year              $      158,580  $           82,646  $        244,830  $       127,215
                                       ======================================================================

                                               PIMCO FOREIGN BOND (U.S.
                                                   DOLLAR-HEDGED)                   PIMCO HIGH YIELD
                                              2009                2008          2009                 2008
                                       ----------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)      $       22,254  $           16,655  $        254,077  $       223,124
     Capital gains distributions               49,255              51,759                 -                -
     Realized capital gain (loss) on
       sales of fund shares                   (35,820)            (20,378)         (196,322)        (128,515)
     Change in unrealized
       appreciation/depreciation on
       investments during the year            108,557            (105,273)        1,082,458       (1,001,132)
                                       ----------------------------------------------------------------------
   Net increase (decrease) in net
     assets from operations                   144,246             (57,237)        1,140,213         (906,523)

   From contract owner transactions:
     Variable annuity deposits                149,538              79,635           338,431          398,357
     Contract owner maintenance
       charges                                 (7,930)             (3,903)          (23,518)         (17,906)
     Terminations and withdrawals            (131,989)            (44,098)         (361,016)        (202,221)
     Transfers between subaccounts,
       net                                    399,471             910,108          (315,840)        (189,586)
                                       ----------------------------------------------------------------------
   Net increase (decrease) in net
     assets from contract owner
     transactions                             409,090             941,742          (361,943)         (11,356)
                                       ----------------------------------------------------------------------
Net increase (decrease) in net assets         553,336             884,505           778,270         (917,879)
Net assets at beginning of year               950,269              65,764         2,862,961        3,780,840
                                       ----------------------------------------------------------------------
Net assets at end of year              $    1,503,605  $          950,269  $      3,641,231  $     2,862,961
                                       ======================================================================

See accompanying notes.

                          Variable Annuity Account XIV
                        - Valuebuilder Variable Annuity

                Statements of Changes in Net Assets (continued)

                     Years Ended December 31, 2009 and 2008

                                              ROYCE OPPORTUNITY                      ROYCE VALUE
                                             2009             2008             2009              2008
                                       ----------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)      $       (2,172) $             (740) $        (15,676) $        (8,533)
     Capital gains distributions                    -               9,257                 -                -
     Realized capital gain (loss) on
       sales of fund shares                   (30,165)            (20,780)          (26,135)         (32,982)
     Change in unrealized
       appreciation/depreciation on
       investments during the year            138,300            (106,125)          687,675         (437,558)
                                       ----------------------------------------------------------------------
   Net increase (decrease) in net
     assets from operations                   105,963            (118,388)          645,864         (479,073)

   From contract owner transactions:
     Variable annuity deposits                 50,128              14,734           414,830          523,205
     Contract owner maintenance
       charges                                 (1,642)             (1,182)          (11,589)          (5,991)
     Terminations and withdrawals             (12,693)            (15,699)          (34,416)         (15,366)
     Transfers between subaccounts,
       net                                    (42,282)             95,751             9,313          437,112
                                       ----------------------------------------------------------------------
   Net increase (decrease) in net
     assets from contract owner
     transactions                              (6,489)             93,604           378,138          938,960
                                       ----------------------------------------------------------------------
Net increase (decrease) in net assets          99,474             (24,784)        1,024,002          459,887
Net assets at beginning of year               183,354             208,138         1,128,422          668,535
                                       ----------------------------------------------------------------------
Net assets at end of year              $      282,828  $          183,354  $      2,152,424  $     1,128,422
                                       ======================================================================

                                                 RS TECHNOLOGY                         RS VALUE
                                              2009             2008               2009            2008
                                       ----------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)      $       (2,343) $           (1,335) $         (2,984) $        (5,179)
     Capital gains distributions                    -               1,399                 -            4,531
     Realized capital gain (loss) on
       sales of fund shares                   (11,501)            (26,898)          (29,989)        (142,591)
     Change in unrealized
       appreciation/depreciation on
       investments during the year            154,851            (108,044)          168,955         (108,559)
                                       ----------------------------------------------------------------------
   Net increase (decrease) in net
     assets from operations                   141,007            (134,878)          135,982         (251,798)

   From contract owner transactions:
     Variable annuity deposits                 28,573              51,157            96,630          124,046
     Contract owner maintenance
       charges                                 (1,681)             (1,054)           (2,614)          (4,469)
     Terminations and withdrawals             (15,117)            (24,075)          (25,344)         (51,395)
     Transfers between subaccounts,
       net                                     54,671              32,886           (99,770)      (1,054,010)
                                       ----------------------------------------------------------------------
   Net increase (decrease) in net
     assets from contract owner
     transactions                              66,446              58,914           (31,098)        (985,828)
                                       ----------------------------------------------------------------------
Net increase (decrease) in net assets         207,453             (75,964)          104,884       (1,237,626)
Net assets at beginning of year               150,581             226,545           263,279        1,500,905
                                       ----------------------------------------------------------------------
Net assets at end of year              $      358,034  $          150,581  $        368,163  $       263,279
                                       ======================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                Statements of Changes in Net Assets (continued)

                     Years Ended December 31, 2009 and 2008

                                           SECURITY ALPHA OPPORTUNITY             SECURITY EQUITY
                                         2009                     2008      2009                   2008
                                       ----------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)      $       (2,518) $           (9,015) $         (1,920) $        (1,583)
     Capital gains distributions                    -                   -                 -              648
     Realized capital gain (loss) on
       sales of fund shares                   (97,555)           (334,980)          (24,430)          (3,504)
     Change in unrealized
       appreciation/depreciation on
       investments during the year            146,114             (59,873)           79,209          (98,970)
                                       ----------------------------------------------------------------------
   Net increase (decrease) in net
     assets from operations                    46,041            (403,868)           52,859         (103,409)

   From contract owner transactions:
     Variable annuity deposits                     10             103,138            44,324           44,895
     Contract owner maintenance
       charges                                 (2,176)             (5,873)           (1,336)          (1,562)
     Terminations and withdrawals             (10,444)            (13,147)             (896)          (6,134)
     Transfers between subaccounts,
       net                                   (158,566)           (232,460)          (19,414)          (2,804)
                                       ----------------------------------------------------------------------
   Net increase (decrease) in net
     assets from contract owner
     transactions                            (171,176)           (148,342)           22,678           34,395
                                       ----------------------------------------------------------------------
Net increase (decrease) in net assets        (125,135)           (552,210)           75,537          (69,014)
Net assets at beginning of year               403,851             956,061           180,739          249,753
                                       ----------------------------------------------------------------------
Net assets at end of year              $      278,716  $          403,851  $        256,276  $       180,739
                                       ======================================================================


                                               SECURITY GLOBAL                   SECURITY HIGH YIELD
                                            2009             2008              2009               2008
                                       ----------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)      $      (41,884) $          (45,735) $        238,983  $        81,147
     Capital gains distributions                    -              31,691                 -                -
     Realized capital gain (loss) on
       sales of fund shares                  (372,931)           (415,037)          347,369         (257,878)
     Change in unrealized
       appreciation/depreciation on
       investments during the year          1,246,452          (2,455,304)        1,059,115         (305,228)
                                       ----------------------------------------------------------------------
   Net increase (decrease) in net
     assets from operations                   831,637          (2,884,385)        1,645,467         (481,959)

   From contract owner transactions:
     Variable annuity deposits                366,550             658,606            74,003          188,093
     Contract owner maintenance
       charges                                (23,429)            (28,667)          (19,710)          (9,009)
     Terminations and withdrawals            (264,058)           (240,508)         (339,794)         (13,768)
     Transfers between subaccounts,
       net                                    (77,453)           (620,565)        1,025,054        1,282,435
                                       ----------------------------------------------------------------------
   Net increase (decrease) in net
     assets from contract owner
     transactions                               1,610            (231,134)          739,553        1,447,751
                                       ----------------------------------------------------------------------
Net increase (decrease) in net assets         833,247          (3,115,519)        2,385,020          965,792
Net assets at beginning of year             4,455,240           7,570,759           965,792                -
                                       ----------------------------------------------------------------------
Net assets at end of year              $    5,288,487  $        4,455,240  $      3,350,812  $       965,792
                                       ======================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                Statements of Changes in Net Assets (continued)

                     Years Ended December 31, 2009 and 2008

                                            SECURITY LARGE CAP VALUE            SECURITY MID CAP GROWTH
                                              2009           2008               2009              2008
                                       ----------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)      $        2,584  $           (6,603) $        (10,097) $       (10,461)
     Capital gains distributions                    -               6,516                 -            8,109
     Realized capital gain (loss) on
       sales of fund shares                   (71,426)           (149,760)         (356,840)        (103,541)
     Change in unrealized
       appreciation/depreciation on
       investments during the year            312,340            (595,324)          731,631         (443,574)
                                       ----------------------------------------------------------------------
   Net increase (decrease) in net
     assets from operations                   243,498            (745,171)          364,694         (549,467)

   From contract owner transactions:
     Variable annuity deposits                120,252             123,464            81,981          128,429
     Contract owner maintenance
       charges                                 (5,752)            (10,826)           (7,409)          (6,198)
     Terminations and withdrawals             (45,256)           (136,255)          (93,055)         (49,373)
     Transfers between subaccounts,
       net                                    360,246            (532,634)           99,340         (149,151)
                                       ----------------------------------------------------------------------
   Net increase (decrease) in net
     assets from contract owner
     transactions                             429,490            (556,251)           80,857          (76,293)
                                       ----------------------------------------------------------------------
Net increase (decrease) in net assets         672,988          (1,301,422)          445,551         (625,760)
Net assets at beginning of year               863,738           2,165,160           797,315        1,423,075
                                       ----------------------------------------------------------------------
Net assets at end of year              $    1,536,726  $          863,738  $      1,242,866  $       797,315
                                       ======================================================================

                                             SECURITY MID CAP VALUE                SECURITY SELECT 25
                                             2009              2008               2009             2008
                                       ----------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)      $     (127,969) $          (80,073) $         (3,935) $        (4,973)
     Capital gains distributions                    -           1,694,262                 -                -
     Realized capital gain (loss) on
       sales of fund shares                  (520,811)           (537,254)          (25,114)         (27,233)
     Change in unrealized
       appreciation/depreciation on
       investments during the year          6,532,315          (7,011,156)          155,293         (207,186)
                                       ----------------------------------------------------------------------
   Net increase (decrease) in net
     assets from operations                 5,883,535          (5,934,221)          126,244         (239,392)

   From contract owner transactions:
     Variable annuity deposits              1,134,399           2,088,827            37,668           55,050
     Contract owner maintenance
       charges                               (106,227)           (107,204)           (2,639)          (4,050)
     Terminations and withdrawals            (931,177)           (793,094)          (17,843)         (54,200)
     Transfers between subaccounts,
       net                                   (622,807)         (2,593,473)          (15,912)         (62,374)
                                       ----------------------------------------------------------------------
   Net increase (decrease) in net
     assets from contract owner
     transactions                            (525,812)         (1,404,944)            1,274          (65,574)
                                       ----------------------------------------------------------------------
Net increase (decrease) in net assets       5,357,723          (7,339,165)          127,518         (304,966)
Net assets at beginning of year            14,824,417          22,163,582           383,502          688,468
                                       ----------------------------------------------------------------------
Net assets at end of year              $   20,182,140  $       14,824,417  $        511,020  $       383,502
                                       ======================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                Statements of Changes in Net Assets (continued)

                     Years Ended December 31, 2009 and 2008

                                          SECURITY SMALL CAP GROWTH          SECURITY U.S. INTERMEDIATE BOND
                                            2009              2008                2009              2008
                                       ----------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)      $       (2,509) $           (3,316) $        137,653  $        97,669
     Capital gains distributions                    -               1,918                 -                -
     Realized capital gain (loss) on
       sales of fund shares                   (23,634)             (5,893)         (135,312)         (36,755)
     Change in unrealized
       appreciation/depreciation on
       investments during the year            105,815            (227,412)           529,475        (376,924)
                                       ----------------------------------------------------------------------
   Net increase (decrease) in net
     assets from operations                    79,672            (234,703)           531,816        (316,010)

   From contract owner transactions:
     Variable annuity deposits                 20,674              31,848           307,853          218,948
     Contract owner maintenance
       charges                                 (1,538)             (1,847)          (30,415)         (13,317)
     Terminations and withdrawals              (2,661)             (7,693)         (467,428)        (168,736)
     Transfers between subaccounts,
       net                                    (14,983)            (19,510)         3,587,379         779,268
                                       ----------------------------------------------------------------------
   Net increase (decrease) in net
     assets from contract owner
     transactions                               1,492               2,798         3,397,389          816,163
                                       ----------------------------------------------------------------------
Net increase (decrease) in net assets          81,164           (231,905)         3,929,205          500,153
Net assets at beginning of year               253,550             485,455         2,620,631        2,120,478
                                       ----------------------------------------------------------------------
Net assets at end of year              $      334,714  $          253,550  $      6,549,836  $     2,620,631
                                       ======================================================================

                                          T. ROWE PRICE CAPITAL
                                              APPRECIATION                      T. ROWE PRICE GROWTH STOCK
                                          2009             2008                   2009              2008
                                       ----------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)      $       16,028  $           10,398  $        (35,171) $       (30,977)
     Capital gains distributions                    -               9,085                 -           10,820
     Realized capital gain (loss) on
       sales of fund shares                   (62,546)           (136,756)         (146,713)        (129,809)
     Change in unrealized
       appreciation/depreciation on
       investments during the year            397,292            (260,428)        1,477,489       (1,736,732)
                                       ----------------------------------------------------------------------
   Net increase (decrease) in net
     assets from operations                   350,774            (377,701)        1,295,605       (1,886,698)

   From contract owner transactions:
     Variable annuity deposits                122,930             147,735           513,181          549,484
     Contract owner maintenance
       charges                                 (6,535)             (6,620)          (27,539)         (22,269)
     Terminations and withdrawals             (83,622)           (103,656)         (242,252)        (250,064)
     Transfers between subaccounts,
       net                                     73,406            (404,317)          566,413        2,261,445
                                       ----------------------------------------------------------------------
   Net increase (decrease) in net
     assets from contract owner
     transactions                             106,179            (366,858)          809,803        2,538,596
                                       ----------------------------------------------------------------------
Net increase (decrease) in net assets         456,953            (744,559)        2,105,408          651,898
Net assets at beginning of year               956,566           1,701,125         3,114,569        2,462,671
                                       ----------------------------------------------------------------------
Net assets at end of year              $    1,413,519  $          956,566  $      5,219,977  $     3,114,569
                                       ======================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                Statements of Changes in Net Assets (continued)

                     Years Ended December 31, 2009 and 2008

                                             VAN KAMPEN COMSTOCK              VAN KAMPEN EQUITY AND INCOME
                                             2009             2008              2009             2008
                                       ----------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)      $       44,893  $          118,770  $         63,144  $       125,768
     Capital gains distributions                    -              89,039                 -            7,544
     Realized capital gain (loss) on
       sales of fund shares                (1,269,640)           (348,070)         (145,192)        (376,426)
     Change in unrealized
       appreciation/depreciation on
       investments during the year          2,611,817          (4,047,310)        1,136,962       (1,624,925)
                                       ----------------------------------------------------------------------
   Net increase (decrease) in net
     assets from operations                 1,387,070          (4,187,571)        1,054,914       (1,868,039)

   From contract owner transactions:
     Variable annuity deposits                370,510           1,061,042           474,231          868,392
     Contract owner maintenance
       charges                                (37,167)            (50,282)          (30,987)         (34,216)
     Terminations and withdrawals            (390,651)           (416,245)         (366,265)        (338,358)
     Transfers between subaccounts,
       net                                 (1,671,465)            536,023           118,483       (3,950,962)
                                       ----------------------------------------------------------------------
   Net increase (decrease) in net
     assets from contract owner
     transactions                          (1,728,773)          1,130,538           195,462       (3,455,144)
                                       ----------------------------------------------------------------------
Net increase (decrease) in net assets        (341,703)         (3,057,033)        1,250,376       (5,323,183)
Net assets at beginning of year             7,349,671          10,406,704         4,616,304        9,939,487
                                       ----------------------------------------------------------------------
Net assets at end of year              $    7,007,968  $        7,349,671  $      5,866,680  $     4,616,304
                                       ======================================================================


                                             VAN KAMPEN MID CAP GROWTH        WELLS FARGO ADVANTAGE GROWTH
                                              2009             2008              2009              2008
                                       ----------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)      $       (1,690) $           (1,759) $         (8,477) $        (7,924)
     Capital gains distributions                    -               1,231                 -                -
     Realized capital gain (loss) on
       sales of fund shares                     2,660              13,355             5,629           (9,815)
     Change in unrealized
       appreciation/depreciation on
       investments during the year             80,329            (120,629)          384,409         (433,405)
                                       ----------------------------------------------------------------------
   Net increase (decrease) in net
     assets from operations                    81,299            (107,802)          381,561         (451,144)

   From contract owner transactions:
     Variable annuity deposits                 20,621              29,477            75,460          106,533
     Contract owner maintenance
       charges                                 (1,872)             (1,879)           (4,238)          (3,094)
     Terminations and withdrawals              (5,830)            (19,521)          (92,449)         (19,568)
     Transfers between subaccounts,
       net                                    181,979             213,760          (173,413)          50,821
                                       ----------------------------------------------------------------------
   Net increase (decrease) in net
     assets from contract owner
     transactions                             194,898             221,837          (194,640)         134,692
                                       ----------------------------------------------------------------------
Net increase (decrease) in net assets         276,197             114,035           186,921         (316,452)
Net assets at beginning of year               114,035                   -           665,997          982,449
                                       ----------------------------------------------------------------------
Net assets at end of year              $      390,232  $          114,035  $        852,918  $       665,997
                                       ======================================================================


See accompanying notes.

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                Statements of Changes in Net Assets (continued)

                     Years Ended December 31, 2009 and 2008

                                         WELLS FARGO ADVANTAGE LARGE   WELLS FARGO ADVANTAGE     WELLS FARGO ADVANTAGE SMALL
                                               COMPANY CORE                OPPORTUNITY                    CAP VALUE
                                         2009              2008        2009             2008         2009             2008
                                       ----------------------------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)      $         (309) $         184  $    (2,166) $     (3,658) $     (30,340) $      (84,884)
     Capital gains distributions                    -              -            -             -              -               -
     Realized capital gain (loss) on
       sales of fund shares                    (2,859)         3,846      (33,166)      (21,304)      (245,179)       (140,512)
     Change in unrealized
       appreciation/depreciation on
       investments during the year             38,705        (65,395)     158,281      (163,098)     4,179,855      (4,232,608)
                                       ----------------------------------------------------------------------------------------
   Net increase (decrease) in net
     assets from operations                    35,537        (61,365)     122,949      (188,060)     3,904,336      (4,458,004)

   From contract owner transactions:
     Variable annuity deposits                  8,685         14,122       16,487        30,718        850,495       1,494,427
     Contract owner maintenance
       charges                                   (716)        (1,814)      (1,949)       (1,646)       (57,619)        (52,128)
     Terminations and withdrawals              (2,707)       (34,541)     (38,823)       (7,933)      (555,013)       (404,829)
     Transfers between subaccounts,
       net                                     (4,228)        (5,437)      (9,305)      (19,756)      (568,028)      1,226,763
                                       ----------------------------------------------------------------------------------------
   Net increase (decrease) in net
     assets from contract owner
     transactions                               1,034        (27,670)     (33,590)        1,383       (330,165)      2,264,233
                                       ----------------------------------------------------------------------------------------
Net increase (decrease) in net assets          36,571        (89,035)      89,359      (186,677)     3,574,171      (2,193,771)
Net assets at beginning of year                94,281        183,316      284,877       471,554      7,480,817       9,674,588
                                       ----------------------------------------------------------------------------------------
Net assets at end of year              $      130,852  $      94,281  $   374,236  $    284,877  $  11,054,988  $    7,480,817
                                       ========================================================================================

 See accompanying notes.

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                         Notes to Financial Statements

                               December 31, 2009

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Variable Annuity Account XIV - Valuebuilder Variable Annuity of Security Benefit Life Insurance Company (VVASBL) is a deferred variable annuity contract offered by Security Benefit Life Insurance Company (SBL). Purchase payments for VVASBL are allocated to one or more of the subaccounts that comprise Variable Annuity Account XIV (the Account), a separate account of SBL. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. As directed by the owners, amounts may be invested in a designated mutual fund as follows:

           SUBACCOUNT                                           MUTUAL FUND
-------------------------------------------------------------------------------------------------------
AIM Basic Value                          AIM Basic Value Fund - Class A
AIM Dynamics                             AIM Dynamics Fund - Class A
AIM Large Cap Growth                     AIM Large Cap Growth Fund - Class A
AIM Mid Cap Core Equity                  AIM Mid Cap Core Equity Fund - Class A
AIM Small Cap Growth                     AIM Small Cap Growth Fund - Class A
AIM Technology                           AIM Technology Fund - Class A
American Century Equity Income           American Century Equity Income Fund - Class A
American Century Heritage                American Century Heritage Fund - Class A
American Century International Growth    American Century International Growth Fund - Class A
American Century Select                  American Century Select Fund - Class A
American Century Strategic Allocation:   American Century Strategic Allocation: Aggressive - Class A
  Aggressive
American Century Strategic Allocation:   American Century Strategic Allocation: Conservative - Class A
  Conservative
American Century Strategic Allocation:   American Century Strategic Allocation: Moderate - Class A
  Moderate
Ariel                                    Ariel Fund
Aston/Optimum Mid Cap                    Aston/Optimum Mid Cap Fund - Class N
Calamos Growth                           Calamos Growth Fund - Class A
Calamos Growth and Income                Calamos Growth and Income Fund - Class A
Calamos High Yield                       Calamos High Yield Fund - Class A
Dreyfus Appreciation                     Dreyfus Appreciation Fund, Inc.
Dreyfus General Money Market             Dreyfus General Money Market Fund - Class B
Dreyfus Mid Cap Value (1)                Dreyfus Midcap Value Fund
Dreyfus Strategic Value                  Dreyfus Strategic Value Fund - Class A
Dryden Small-Cap Core Equity             Dryden Small-Cap Core Equity Fund - Class A
Federated Bond                           Federated Bond - Class A
Fidelity Advisor Dividend Growth         Fidelity Advisor Dividend Growth Fund - Class T

                                                                              45

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                   Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

           SUBACCOUNT                                             MUTUAL FUND
------------------------------------------------------------------------------------------------------------
Fidelity Advisor International Capital    Fidelity Advisor International Capital Appreciation Fund - Class T
  Appreciation
Fidelity Advisor Mid Cap                  Fidelity Advisor Mid Cap Fund - Class T
Fidelity Advisor Real Estate              Fidelity Advisor Real Estate Fund - Class T
Fidelity Advisor Value Strategies         Fidelity Advisor Value Strategies Fund - Class T
Goldman Sachs Emerging Markets Equity     Goldman Sachs Emerging Markets Equity Fund - Service Class
Goldman Sachs Government Income           Goldman Sachs Government Income Fund - Service Class
Janus INTECH Risk-Managed Core (2)        Janus INTECH Risk-Managed Core - Class S
Janus Overseas (2)                        Janus Overseas - Class S
Jennison 20/20 Focus                      Jennison 20/20 Focus - Class A
Jennison Small Company                    Jennison Small Company - Class A
Neuberger Berman Core Bond                Neuberger Berman Core Bond - Investor Class
Neuberger Berman Partners                 Neuberger Berman Partners - Advisor Class
Neuberger Berman Socially Responsive      Neuberger Berman Socially Responsive - Trust Class
PIMCO Foreign Bond (U.S. Dollar-Hedged)   PIMCO Foreign Bond (U.S. Dollar-Hedged) Fund - Class R
PIMCO High Yield                          PIMCO High Yield Fund - Class A
Royce Opportunity                         Royce Opportunity - Service Class
Royce Value                               Royce Value - Service Class
RS Technology                             RS Technology - Class A
RS Value                                  RS Value - Class A
Security Alpha Opportunity (3)            Security Alpha Opportunity Fund - Class A
Security Equity (4)                       Security Equity Fund - Class A
Security Global (4)                       Security Global Fund - Class A
Security High Yield (4)                   Security High Yield Fund - Class A
Security Large Cap Value (4)              Security Large Cap Value Fund - Class A
Security Mid Cap Growth (4)               Security Mid Cap Growth Fund - Class A
Security Mid Cap Value (4)                Security Mid Cap Value Fund - Class A
Security Select 25 (4)                    Security Select 25 Fund - Class A
Security Small Cap Growth (4)             Security Small Cap Growth - Class A
Security U.S. Intermediate Bond (4)       Security U.S. Intermediate Bond Fund - Class A
T. Rowe Price Capital Appreciation        T. Rowe Price Capital Appreciation - Advisor Class
T. Rowe Price Growth Stock                T. Rowe Price Growth Stock - Class R
Van Kampen Comstock                       Van Kampen Comstock - Class A
Van Kampen Equity and Income              Van Kampen Equity and Income Fund - Class A
Van Kampen Mid Cap Growth                 Van Kampen Mid Cap Growth Fund - Class A
Wells Fargo Advantage Growth              Wells Fargo Advantage Growth Fund - Class A
Wells Fargo Advantage Large Company       Wells Fargo Advantage Large Company Core Fund - Class A
  Core
Wells Fargo Advantage Opportunity         Wells Fargo Advantage Opportunity Fund - Class A
Wells Fargo Advantage Small Cap Value     Wells Fargo Advantage Small Cap Value Fund - Class A

(1) Prior to May 1, 2009, this subaccount was Dreyfus Premier Midcap Value.
(2) Prior to July 1, 2009, these subaccounts were Janus Adviser INTECH Risk-Managed Core and Janus Adviser International Growth, respectively.
(3) No longer available for investment.
(4) Collectively the Security Fund subaccounts.

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                   Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Effective July 17, 2009, the Security Fund subaccounts in this Account will be marketed with the name of "Rydex | SGI". The legal name of each subaccount will maintain the Security Fund subaccounts' titles, as indicated above.

During 2009, the Security Capital Preservation Fund merged into the Security U.S. Intermediate Bond Fund. Pursuant to the plan of reorganization approved by the Security Capital Preservation Fund shareholders, the Security U.S. Intermediate Bond Fund acquired all of the net assets of the Security Capital Preservation Fund, which totaled $4,503,753 on the closing date of the reorganization, February 20, 2009. A total of 600,213 shares were exchanged from the Security Capital Preservation Fund. In exchange for the assets of the Security Capital Preservation Fund, 1,172,841 shares of Security U.S. Intermediate Bond Fund were issued to shareholders of record immediately after the closing date.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from SBL's other assets and liabilities. The portion of the Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business SBL may conduct.

Invesco AIM Advisors, Inc. has engaged various subadvisors to provide services for AIM Basic Value Fund, AIM Dynamics Fund, AIM Large Cap Growth Fund, AIM Mid Cap Core Equity Fund, AIM Small Cap Growth Fund and AIM Technology Fund. American Century Investment Management, Inc. serves as investment advisor for American Century Equity Income Fund, American Century Heritage Fund, American Century Select Fund, American Century Strategic Allocation: Aggressive, American Century Strategic Allocation: Conservative and American Century Strategic
Allocation: Moderate. American Century Global Investment Management, Inc.
serves as investment advisor for American Century International Growth Fund. Ariel Capital Management, LLC serves as investment advisor for Ariel Fund. Aston Asset Management LLC has engaged Optimum Investment Advisors, LLC to provide subadvisory services to Aston/Optimum Mid Cap Fund. Calamos Advisors, LLC serves as investment advisor for Calamos Growth Fund, Calamos Growth and Income Fund and Calamos High Yield Fund. The Dreyfus Corporation serves as investment advisor for Dreyfus Appreciation Fund, Inc., Dreyfus General Money Market Fund, Dreyfus Midcap Value Fund and Dreyfus Strategic Value Fund. Quantitative Management Associates LLC serves as investment advisor for Dryden Small-Cap Core Equity. Federated Investment Management Company serves as investment advisor for Federated Bond. Fidelity Management & Research Company serves as investment advisor for Fidelity Advisor Dividend Growth Fund, Fidelity Advisor International Capital Appreciation Fund, Fidelity Advisor Mid Cap Fund, Fidelity Advisor Real Estate Fund and Fidelity Advisor Value Strategies Fund. Goldman Sachs Asset Management, L.P. serves as investment advisor for Goldman Sachs Emerging Markets Equity Fund and Goldman Sachs Government Income Fund. Janus Capital Management serves as

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                   Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

investment advisor for Janus INTECH Risk-Managed Core and Janus Overseas. Jennison Associates, L.L.C. serves as investment advisor for Jennison 20/20 Focus and Jennison Small Company. Neuberger Berman Management has engaged Lehman Brothers Asset Management LLC to provide subadvisory services for Neuberger Berman Core Bond. Neuberger Berman Management LLC has engaged Neuberger Berman, LLC to provide subadvisory services for Neuberger Berman Partners and Neuberger Berman Socially Responsive. Pacific Investment Management Company LLC serves as investment advisor for PIMCO Foreign Bond (U.S. Dollar-Hedged) Fund and PIMCO High Yield Fund. Royce & Associates, LLC serves as investment advisor for Royce Opportunity and Royce Value. RS Investment Management Co. LLC serves as investment advisor for RS Technology and RS Value. Under the terms of the investment advisory contracts, investment portfolios of the underlying mutual funds are managed by Security Investors, LLC (SI), a limited liability company controlled by its members and Security Benefit Corporation. SI serves as investment advisor for Security Equity Fund, Security High Yield Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, Security Mid Cap Value Fund, Security Select 25 Fund, Security Small Cap Growth Fund and Security U.S. Intermediate Bond Fund. SI has engaged Security Global Investors, LLC and Mainstream Investment Advisers, LLC to provide subadvisory services to Security Alpha Opportunity Fund. SI has engaged Security Global Investors, LLC to provide subadvisory services to Security Global Fund. T. Rowe Price serves as investment advisor for T. Rowe Price Capital Appreciation and T. Rowe Price Growth Stock. Van Kampen Asset Management serves as investment advisor for Van Kampen Comstock Fund, Van Kampen Equity and Income Fund and Van Kampen Mid Cap Growth Fund. Wells Fargo Funds Management, LLC has engaged Matrix Asset Advisors, Inc. to provide subadvisory services to Wells Fargo Advantage Large Company Core Fund and Wells Capital Management Incorporated to provide subadvisory services Wells Fargo Advantage Growth Fund, Wells Fargo Advantage Opportunity Fund, and Wells Fargo Advantage Small Cap Value Fund.

                         Variable Annuity Account XIV -
                          Valuebuilder Variable Annuity

                    Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENT VALUATION

Investments in mutual fund shares are carried in the statement of net assets at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold.

The cost of investments purchased and proceeds from investments sold for the year ended December 31, 2009 were as follows:

                                                        COST OF       PROCEEDS
SUBACCOUNT                                             PURCHASES     FROM SALES
--------------------------------------------------------------------------------

AIM Basic Value                                      $    207,551   $    187,156
AIM Dynamics                                                5,145         22,047
AIM Large Cap Growth                                       61,579        113,173
AIM Mid Cap Core Equity                                   286,313        116,560
AIM Small Cap Growth                                      389,505        240,023
AIM Technology                                             70,687         35,658
American Century Equity Income                            688,664        636,883
American Century Heritage                                 260,267        162,064
American Century International Growth                     195,496        377,553
American Century Select                                    78,348        148,673
American Century Strategic Allocation: Aggressive         147,715        105,015
American Century Strategic Allocation: Conservative        18,810        290,754
American Century Strategic Allocation: Moderate           123,185        122,730
Ariel                                                     176,457        442,167
Aston/Optimum Mid Cap                                     162,876        318,608
Calamos Growth                                            828,386      1,748,509
Calamos Growth and Income                                 702,773      1,789,445
Calamos High Yield                                        379,683        144,135
Dreyfus Appreciation                                    2,282,631        583,746
Dreyfus General Money Market                            2,119,877      3,905,958
Dreyfus Mid Cap Value                                     117,083        261,405
Dreyfus Strategic Value                                 1,587,419        618,855
Dryden Small-Cap Core Equity                               21,744         20,925
Federated Bond                                          3,878,974      1,274,972

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                   Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                                                      COST OF         PROCEEDS
SUBACCOUNT                                           PURCHASES       FROM SALES
--------------------------------------------------------------------------------

Fidelity Advisor Dividend Growth                     $    202,313   $    209,214
Fidelity Advisor International Capital Appreciation        16,191         71,158
Fidelity Advisor Mid Cap                                   23,033         45,740
Fidelity Advisor Real Estate                              368,263        292,435
Fidelity Advisor Value Strategies                         153,869        174,208
Goldman Sachs Emerging Markets Equity                   1,069,645        318,771
Goldman Sachs Government Income                           723,151      1,246,337
Janus INTECH Risk-Managed Core                            170,266        181,331
Janus Overseas                                          8,231,548      6,900,526
Jennison 20/20 Focus                                      815,944        173,315
Jennison Small Company                                     66,545         38,222
Neuberger Berman Core Bond                             10,338,548     12,097,259
Neuberger Berman Partners                                 239,632        209,332
Neuberger Berman Socially Responsive                       92,774         22,851
PIMCO Foreign Bond (U.S. Dollar-Hedged)                 1,045,254        564,655
PIMCO High Yield                                          969,404      1,077,270
Royce Opportunity                                         128,438        137,099
Royce Value                                               846,583        484,121
RS Technology                                             204,212        140,109
RS Value                                                  260,674        294,756
Security Alpha Opportunity                                      -        173,694
Security Equity                                            53,372         32,614
Security Global                                           464,612        504,886
Security High Yield                                     3,516,687      2,538,151

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                   Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                                                        COST OF       PROCEEDS
SUBACCOUNT                                             PURCHASES     FROM SALES
--------------------------------------------------------------------------------

Security Large Cap Value                             $    624,350   $    192,276
Security Mid Cap Growth                                   832,411        761,651
Security Mid Cap Value                                  1,630,127      2,283,908
Security Select 25                                         47,013         49,674
Security Small Cap Growth                                  34,947         35,964
Security U.S. Intermediate Bond                         5,141,744      1,606,702
T. Rowe Price Capital Appreciation                        523,663        401,456
T. Rowe Price Growth Stock                              1,228,034        453,402
Van Kampen Comstock                                       418,468      2,102,348
Van Kampen Equity and Income                              874,870        616,264
Van Kampen Mid Cap Growth                                 265,203         71,995
Wells Fargo Advantage Growth                              454,882        657,999
Wells Fargo Advantage Large Company Core                    8,359          7,634
Wells Fargo Advantage Opportunity                          37,126         72,882
Wells Fargo Advantage Small Cap Value                     903,890      1,264,395

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                   Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ANNUITY RESERVES

As of December 31, 2009, annuity reserves have not been established because there are no contracts that have matured and are in the payout stage. Such reserves would be computed on the basis of published mortality tables using assumed interest rates that will provide reserves as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity reserves, and any resulting adjustment is either charged or credited to SBL and not to the Account.

REINVESTMENT OF DIVIDENDS

Dividend and capital gains distributions paid by the mutual fund to the Account are reinvested in additional shares of each respective Fund. Dividend income and capital gains distributions are recorded as income on the ex-dividend date.

FEDERAL INCOME TAXES

The operations of the Account are included in the federal income tax return of SBL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, SBL does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Account for federal income taxes. SBL will review periodically the status of this policy in the event of changes in the tax law.

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

RECENTLY ADOPTED ACCOUNTING STANDARDS

In June 2009, the FASB issued SFAS No. 168, The FASB Accounting Standards Codification(TM) and the Hierarchy of Generally Accepted Accounting Principles, which was subsequently incorporated into ASC 105-10, Generally Accepted Accounting Principles - Overall. This guidance replaced SFAS No. 162, The Hierarchy of Generally Accepted Accounting Principles, and established the FASB Accounting Standards Codification(TM) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP. This guidance replaced previous

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                   Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

guidance related to the same issue and became effective for interim and annual reporting periods ending after September 15, 2009. The Account adopted the guidance and it did not have a material impact on the financial statements.

In May 2009, the FASB issued new guidance that established general accounting standards and disclosure for events occurring subsequent to the balance sheet date but before the financial statements are issued. This guidance is effective for interim and annual accounting periods ending after June 15, 2009. The Account adopted this guidance for its December 31, 2009 financial statements and has evaluated the impact of subsequent events through the date at which financial statements were issued. The adoption of this guidance did not have a material impact on the financial statements.

FAIR VALUE MEASUREMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels:

         o LEVEL 1 - Unadjusted quoted prices in active markets for identical assets or liabilities.

         o LEVEL 2 - Inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly.

         o LEVEL 3 - Unobservable inputs for the asset or liability reflecting internal assumptions.

The Account invests in shares of open-end mutual funds, which process contract owner-directed purchases, sales and transfers on a daily basis at the fund's computed net asset values (NAV). The fair value of the Account's assets is based on the NAVs of mutual funds, which are obtained from the custodian and reflect the fair values of the mutual fund investments. The NAV is calculated daily and is based on the fair values of the underlying securities.

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund. That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                   Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

proceeds than it could receive by directly redeeming its investment with the fund. As a result, the quoted NAV of the mutual fund is to be considered quoted prices in active markets.

The Account's financial assets are recorded at fair value on the statements of net assets and are categorized as Level 1 as of December 31, 2009 based on the priority of the inputs to the valuation technique above. The Account had no financial liabilities as of December 31, 2009.

2. VARIABLE ANNUITY CONTRACT CHARGES

SBL deducts a daily administrative charge equal to an annual rate of 0.15% of the average daily net asset value. Additionally SBL deducts an account administration charge of $30 annually, except for certain contracts based on a minimum account value and the period of time the contract has been in force. The mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 0.75% of the average daily net asset value to accounts with $25,000 or more and 1.10% of the average daily net asset value to accounts with less than $25,000. Additionally, SBL deducts an amount for each rider, equal to a percentage of the contract value, not to exceed a total charge of 1.55 % of the contract value.

When applicable, an amount for premium taxes is deducted as provided by pertinent state law either from purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                   Notes to Financial Statements (continued)

3. SUMMARY OF UNIT TRANSACTIONS

The changes in units outstanding for the years ended December 31, 2009 and 2008 were as follows:

                                                   2009                                     2008
                                    ------------------------------------      ------------------------------------
                                                                 NET                                       NET
                                      UNITS        UNITS       INCREASE         UNITS       UNITS        INCREASE
SUBACCOUNT                           ISSUED      REDEEMED     (DECREASE)       ISSUED      REDEEMED     (DECREASE)
------------------------------------------------------------------------------------------------------------------
AIM Basic Value                       61,915      (49,238)       12,677         60,439      (54,518)        5,921
AIM Dynamics                           2,017       (4,668)       (2,651)        13,932       (1,598)       12,334
AIM Large Cap Growth                  20,646      (25,666)       (5,020)        40,069      (19,825)       20,244
AIM Mid Cap Core Equity               37,627      (17,287)       20,340         16,118      (16,695)         (577)
AIM Small Cap Growth                  84,638      (57,096)       27,542        156,052      (76,183)       79,869
AIM Technology                        26,409      (15,420)       10,989         12,606      (35,440)      (22,834)
American Century Equity
  Income                             107,715      (98,124)        9,591        146,899     (185,218)      (38,319)
American Century Heritage             40,174      (24,592)       15,582         61,030      (53,362)        7,668
American Century International
  Growth                              54,223      (71,184)      (16,961)        92,717      (89,329)        3,388
American Century Select               30,325      (33,413)       (3,088)        47,597      (48,022)         (425)
American Century Strategic
  Allocation: Aggressive              37,992      (28,941)        9,051         42,309     (372,177)     (329,868)
American Century Strategic
  Allocation: Conservative             3,170      (35,284)      (32,114)       139,977     (203,811)      (63,834)
American Century Strategic
  Allocation: Moderate                17,029      (16,394)          635         45,043      (37,822)        7,221
Ariel                                 58,974      (77,669)      (18,695)        99,838     (166,445)      (66,607)
Aston/Optimum Mid Cap                 30,047      (47,864)      (17,817)        80,035      (15,226)       64,809
Calamos Growth                       271,828     (307,000)      (35,172)       384,528     (296,810)       87,718
Calamos Growth and Income            143,403     (227,115)      (83,712)       209,284     (200,331)        8,953
Calamos High Yield                    51,187      (26,235)       24,952        133,503     (121,764)       11,739
Dreyfus Appreciation                 406,394     (127,329)      279,065         67,075      (69,029)       (1,954)
Dreyfus General Money Market         417,690     (593,822)     (176,132)     1,113,394     (538,346)      575,048
Dreyfus Mid Cap Value                 29,056      (37,865)       (8,809)        36,776      (26,672)       10,104
Dreyfus Strategic Value              275,447     (126,276)      149,171        407,879     (135,048)      272,831
Dryden Small-Cap Core Equity           5,424       (4,833)          591          1,270          (43)        1,227
Federated Bond                       433,423     (177,930)      255,493        565,018     (449,751)      115,267
Fidelity Advisor Dividend
  Growth                              51,109      (49,484)        1,625         71,271      (60,491)       10,780
Fidelity Advisor International
  Capital Appreciation                 2,458       (8,415)       (5,957)         5,632      (17,040)      (11,408)
Fidelity Advisor Mid Cap               5,953       (7,527)       (1,574)        11,563      (13,431)       (1,868)
Fidelity Advisor Real Estate         108,117      (80,388)       27,729        176,246      (89,184)       87,062
Fidelity Advisor Value Strategies     29,850      (26,985)        2,865         28,466      (30,077)       (1,611)
Goldman Sachs Emerging
  Markets Equity                     156,753      (54,869)      101,884         74,952      (66,627)        8,325
Goldman Sachs Government
  Income                              94,658     (147,342)      (52,684)       276,246     (374,544)      (98,298)
Janus INTECH Risk-Managed
  Core                                29,359      (28,591)          768          6,752       (6,856)         (104)

                                      Variable Annuity Account XIV -
                                       Valuebuilder Variable Annuity

                                  Notes to Financial Statements (continued)

3. SUMMARY OF UNIT TRANSACTIONS (CONTINUED)

                                                     2009                                    2008
                                      ------------------------------------    -------------------------------------
                                                                   NET                                     NET
                                        UNITS       UNITS        INCREASE       UNITS       UNITS        INCREASE
SUBACCOUNT                             ISSUED      REDEEMED     (DECREASE)      ISSUED     REDEEMED     (DECREASE)
-------------------------------------------------------------------------------------------------------------------

Janus Overseas                          964,546     (786,814)      177,732      456,798     (190,193)      266,605
Jennison 20/20 Focus                    134,687      (40,440)       94,247       70,763      (32,519)       38,244
Jennison Small Company                   15,895      (10,226)        5,669       12,424      (48,422)      (35,998)
Neuberger Berman Core Bond              763,743     (944,730)     (180,987)     534,085     (345,959)      188,126
Neuberger Berman Partners                33,956      (29,174)        4,782       14,567      (19,805)       (5,238)
Neuberger Berman Socially
   Responsive                            14,009       (3,311)       10,698        6,682      (10,735)       (4,053)
PIMCO Foreign Bond (U.S.
   Dollar-Hedged)                       115,838      (75,055)       40,783      233,384     (136,201)       97,183
PIMCO High Yield                        120,646     (144,775)      (24,129)     158,081     (148,303)        9,778
Royce Opportunity                        27,109      (27,495)         (386)      55,846      (40,640)       15,206
Royce Value                             146,792      (79,839)       66,953      144,902      (32,051)      112,851
RS Technology                            32,817      (21,637)       11,180       18,394      (10,524)        7,870
RS Value                                 50,577      (48,090)        2,487       38,387     (140,505)     (102,118)
Security Alpha Opportunity                1,207      (25,545)      (24,338)     172,877     (200,242)      (27,365)
Security Equity                          13,481       (7,910)        5,571        9,210       (2,701)        6,509
Security Global                         113,998      (97,034)       16,964      140,189     (146,006)       (5,817)
Security High Yield                     426,949     (266,938)      160,011      175,938      (32,502)      143,436
Security Large Cap Value                 95,462      (34,636)       60,826       70,041     (134,887)      (64,846)
Security Mid Cap Growth                 160,324     (139,366)       20,958       32,394      (35,965)       (3,571)
Security Mid Cap Value                  246,219     (235,378)       10,841      269,078     (326,519)      (57,441)
Security Select 25                       12,330       (9,558)        2,772       12,092      (17,895)       (5,803)
Security Small Cap Growth                 9,231       (7,942)        1,289       10,167       (8,368)        1,799
Security U.S. Intermediate Bond         625,076     (212,689)      412,387      183,108      (88,494)       94,614
T. Rowe Price Capital
   Appreciation                          85,565      (64,169)       21,396       88,371     (121,076)      (32,705)
T. Rowe Price Growth Stock              248,705     (131,260)      117,445      627,308     (330,204)      297,104
Van Kampen Comstock                     134,859     (391,444)     (256,585)     468,544     (335,263)      133,281
Van Kampen Equity and Income            145,650     (108,623)       37,027      184,230     (479,802)     (295,572)
Van Kampen Mid Cap Growth                43,842      (12,301)       31,541       30,192       (4,819)       25,373
Wells Fargo Advantage Growth             87,114     (102,835)      (15,721)      63,117      (43,690)       19,427
Wells Fargo Advantage Large
   Company Core                           2,437       (1,728)          709        3,012       (5,666)       (2,654)
Wells Fargo Advantage
   Opportunity                            8,136      (11,522)       (3,386)      10,860       (8,503)        2,357
Wells Fargo Advantage Small
   Cap Value                            155,255     (145,195)       10,060      279,802     (119,580)      160,222

                                                                              56

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                   Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS

The Account has a number of products, which have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns. The information presented below identifies the range of lowest to highest expense ratios and the corresponding total return. Only product designs within each product that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by the Account as contract owners may not have selected all available and applicable contract options as discussed in Note 2.

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios, and total return ratios for each of the five years in the period ended December 31, 2009, except for those individual subaccounts operating for portions of such years as disclosed in the financial statements, were as follows:

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                   Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                  2009                2008              2007             2006            2005
-------------------------------------------------------------------------------------------------------------------------
AIM BASIC VALUE
Units                                    343,212             330,535           324,615           344,375        364,737
Unit value                           $6.83-$9.62         $4.69-$6.62     $10.12-$14.31     $10.41-$14.76   $9.56-$13.59
Net assets                            $2,352,254          $1,553,576        $3,291,004        $3,588,136     $3,495,190
Ratio of expenses to net assets*      0.90%-1.25%         0.90%-1.25%       0.90%-1.25%       0.90%-1.25%    0.90%-1.10%
Investment income ratio**                   1.75%               0.23%             0.06%             0.07%             -%
Total return***                     45.24%-45.63%   (53.66)%-(53.74)%   (3.17)%-(2.82)%       8.85%-8.46%    1.52%-1.31%

AIM DYNAMICS
Units                                      9,683              12,334            20,470            19,049          8,367
Unit value                          $6.45-$12.08               $4.69      $9.22-$17.34             $8.53    $7.62-14.38
Net assets                               $62,502             $57,829          $188,760          $162,543        $63,740
Ratio of expenses to net assets*      0.90%-1.25%         0.90%-1.25%       0.90%-1.25%       0.90%-1.25%    0.90%-1.10%
Investment income ratio**                      -%                  -%                -%                -%             -%
Total return***                     37.01%-37.53%            (53.10)%       7.69%-8.07%     12.02%-11.63%    6.03%-5.82%

AIM LARGE CAP GROWTH (2)
Units                                    127,010             132,030           111,786           115,991              -
Unit value                           $5.83-$9.15         $4.85-$7.63      $8.15-$12.83     $7.33 -$11.58           $  -
Net assets                              $742,248            $641,288          $910,866          $851,574           $  -
Ratio of expenses to net assets*      0.90%-1.25%         0.90%-1.25%       0.90%-1.25%       0.90%-1.25%             -%
Investment income ratio**                   0.17%                  -%                -%                -%             -%
Total return***                     19.80%-20.21%   (40.49)%-(40.53)%     10.66%-11.05%   (0.63)%-(0.36)%             -%

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                   Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                  2009                2008             2007            2006              2005
-------------------------------------------------------------------------------------------------------------------------
AIM MID CAP CORE EQUITY
Units                                    101,575              81,235           81,812          79,993            76,227
Unit value                         $10.30-$13.25        $8.79-$10.61    $12.60-$15.23   $11.92-$14.44     $11.16-$13.54
Net assets                            $1,125,845            $719,443       $1,038,311        $958,768          $853,024
Ratio of expenses to net assets*      0.90%-1.25%         0.90%-1.25%      0.90%-1.25%     0.90%-1.25%       0.90%-1.10%
Investment income ratio**                   0.11%               0.83%            1.29%           0.73%                -%
Total return***                     24.85%-25.26%   (30.24)%-(30.33)%      5.31%-5.68%     6.86%-6.48%       3.32%-3.11%

AIM SMALL CAP GROWTH
Units                                    348,962             321,420          241,551         227,902           232,895
Unit value                          $8.21-$12.25         $6.35-$9.49    $10.78-$16.14   $10.06-$15.10      $9.15-$13.76
Net assets                            $2,948,993          $2,086,190       $2,636,689      $2,316,312        $2,137,114
Ratio of expenses to net assets*      0.90%-1.25%         0.90%-1.25%      0.90%-1.25%     0.90%-1.25%       0.90%-1.10%
Investment income ratio**                      -%                  -%               -%              -%                -%
Total return***                     28.94%-29.29%   (41.09)%-(41.20)%      6.72%-7.10%     9.94%-9.56%       4.18%-3.97%

AIM TECHNOLOGY
Units                                     54,527              43,538           66,372          36,128            34,385
Unit value                          $4.20-$10.72         $2.76-$7.07     $5.18-$13.28    $5.02-$12.89      $4.74-$12.21
Net assets                              $229,081            $120,307         $343,976        $181,446          $164,401
Ratio of expenses to net assets*      0.90%-1.25%         0.90%-1.25%      0.90%-1.25%     0.90%-1.25%             0.90%
Investment income ratio**                      -%                  -%               -%              -%                -%
Total return***                     51.58%-52.17%   (46.72)%-(46.76)%      2.84%-3.20%     5.79%-5.42%   (2.18)%-(2.38)%

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                   Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                  2009                2008              2007            2006              2005
--------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY EQUITY INCOME
Units                                    506,189             496,598           534,917         511,081           424,375
Unit value                          $9.12-$11.54        $8.50-$10.74     $11.13-$14.03   $11.45-$14.41     $12.00-$12.58
Net assets                            $5,592,567          $5,097,374        $7,177,190      $7,011,989        $5,091,902
Ratio of expenses to net assets*      0.90%-1.25%         0.90%-1.25%       0.90%-1.25%     0.90%-1.25%       0.90%-1.10%
Investment income ratio**                   2.51%               3.03%             2.44%           2.10%             2.11%
Total return***                       7.29%-7.67%   (23.63)%-(23.45)%   (2.81)%-(2.47)%   14.74%-13.02%   (1.71)%-(1.91)%

AMERICAN CENTURY HERITAGE
Units                                    125,452             109,870           102,203          37,573            49,293
Unit value                         $10.14-$14.41        $7.72-$10.99     $14.95-$21.32   $10.70-$15.29      $9.52-$13.63
Net assets                            $1,292,456            $861,389        $1,555,395        $419,068          $469,693
Ratio of expenses to net assets*      0.90%-1.25%         0.90%-1.25%       0.90%-1.25%     0.90%-1.25%       0.90%-1.10%
Investment income ratio**                      -%               0.63%                -%              -%                -%
Total return***                     30.86%-31.35%   (48.36)%-(48.45)%     39.29%-39.78%   12.36%-11.96%     17.25%-17.01%

AMERICAN CENTURY INTERNATIONAL
  GROWTH
Units                                    265,520             282,481           279,093         249,330           230,054
Unit value                          $8.30-$12.55         $6.45-$9.78     $12.28-$18.65   $10.93-$16.62      $9.11-$13.88
Net assets                            $2,212,210          $1,828,666        $3,433,453      $2,728,800        $2,096,234
Ratio of expenses to net assets*      0.90%-1.25%         0.90%-1.25%       0.90%-1.25%     0.90%-1.25%       0.90%-1.10%
Investment income ratio**                   0.62%               1.18%             0.37%           0.55%             2.16%
Total return***                     28.24%-28.68%   (47.48)%-(47.56)%     12.00%-12.40%   19.96%-19.54%       8.74%-8.52%

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                   Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                 2009                 2008             2007             2006               2005
--------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY SELECT
Units                                    239,102             242,190          242,615           280,931           301,872
Unit value                           $6.25-$9.30         $4.84-$7.20     $8.35-$12.47      $7.16-$10.71      $7.60-$11.39
Net assets                            $1,497,028          $1,172,521       $2,028,669        $2,011,611        $2,294,061
Ratio of expenses to net assets*      0.90%-1.25%         0.90%-1.25%      0.90%-1.25%       0.90%-1.25%       0.90%-1.10%
Investment income ratio**                   0.27%               0.60%               -%             0.17%             0.53%
Total return***                     28.87%-29.17%   (42.04)%-(42.26)%    16.28%-16.69%   (6.12)%-(5.79)%   (3.23)%-(3.42)%

AMERICAN CENTURY STRATEGIC
  ALLOCATION: AGGRESSIVE
Units                                     63,878              54,827          384,695                 -                 -
Unit value****                       $8.46-$8.55         $7.06-$7.09    $11.09-$11.13            $10.10              $  -
Net assets                              $546,270            $388,576       $4,280,350                $-              $  -
Ratio of expenses to net assets*      0.90%-1.25%         0.90%-1.25%      0.90%-1.25%       0.90%-1.25%                -%
Investment income ratio**                   0.54%               0.25%            2.10%                -%                -%
Total return***                     20.34%-20.59%   (36.45)%-(36.30)%     9.82%-10.21%                -%                -%

AMERICAN CENTURY STRATEGIC
  ALLOCATION: CONSERVATIVE
Units                                     26,954              59,068          122,902                 -                 -
Unit value****                       $9.08-$9.18         $8.32-$8.35    $10.31-$10.34            $10.01              $  -
Net assets                              $247,477            $493,360       $1,270,621                $-              $  -
Ratio of expenses to net assets*      0.90%-1.25%         0.90%-1.25%      0.90%-1.25%       0.90%-1.25%                -%
Investment income ratio**                   1.26%               1.95%            0.57%                -%                -%
Total return***                       9.53%-9.94%   (19.30)%-(19.25)%      2.81%-3.18%                -%                -%

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                   Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                  2009                2008              2007             2006               2005
----------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY STRATEGIC
  ALLOCATION: MODERATE (1)
Units                                     41,007              40,372            33,151              334                  -
Unit value                           $8.76-$8.86         $7.60-$7.63     $10.70-$10.75           $10.08               $  -
Net assets                              $362,877            $308,015          $356,139           $3,361               $  -
Ratio of expenses to net assets*      0.90%-1.25%         0.90%-1.25%       0.90%-1.25%      0.90%-1.25%                 -%
Investment income ratio**                   1.37%               2.47%             2.22%            1.14%                 -%
Total return***                     15.57%-16.12%   (29.10)%-(29.02)%       6.26%-6.63%      1.02%-0.14%                 -%

ARIEL
Units                                    335,661             354,356           420,963          462,122            482,796
Unit value                          $7.80-$10.86         $4.98-$6.92     $10.04-$13.93   $12.46 -$14.77      $11.74-$13.95
Net assets                            $3,132,407          $2,101,867        $4,997,402       $5,788,621         $5,685,475
Ratio of expenses to net assets*      0.90%-1.25%         0.90%-1.25%       0.90%-1.25%      0.90%-1.25%        0.90%-1.10%
Investment income ratio**                   0.02%               0.95%             0.30%               -%              0.38%
Total return***                     56.63%-57.17%   (50.40)%-(50.32)%   (5.82)%-(5.48)%      6.13%-5.76%    (2.93)%-(3.13)%

ASTON/OPTIMUM MID CAP (1)
Units                                     74,064              91,881            27,072            2,812                  -
Unit value                           $9.63-$9.74               $6.09     $11.04-$11.08           $10.21               $  -
Net assets                              $721,108            $559,739          $300,099          $28,713               $  -
Ratio of expenses to net assets*      0.90%-1.25%         0.90%-1.25%       0.90%-1.25%      0.90%-1.25%                 -%
Investment income ratio**                   0.22%               3.47%            13.04%               -%                 -%
Total return***                     59.17%-59.93%            (45.04)%       8.18%-8.56%      2.10%-2.07%                 -%

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                   Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                  2009                2008             2007              2006            2005
-------------------------------------------------------------------------------------------------------------------------
CALAMOS GROWTH
Units                                  1,549,014           1,584,186        1,496,467         1,531,012       1,413,444
Unit value                          $8.79-$12.35         $6.01-$8.44    $12.62-$17.69     $11.75-$14.95   $12.04-$15.36
Net assets                           $15,190,276         $10,582,791      $20,909,526       $18,040,069     $17,038,178
Ratio of expenses to net assets*      0.90%-1.25%         0.90%-1.25%      0.90%-1.25%       0.90%-1.25%     0.90%-1.10%
Investment income ratio**                      -%                  -%               -%                -%              -%
Total return***                     46.26%-46.55%   (52.38)%-(52.29)%    18.10%-18.52%   (2.76)%-(2.42)%     4.32%-4.11%

CALAMOS GROWTH AND INCOME
Units                                  1,155,247           1,238,959        1,230,006         1,238,823         979,275
Unit value                         $10.29-$12.95         $8.91-$9.85    $11.84-$14.86     $11.28-$14.14   $12.05-$13.41
Net assets                           $13,577,875         $11,047,633      $16,516,483       $15,782,661     $11,810,913
Ratio of expenses to net assets*      0.90%-1.25%         0.90%-1.25%      0.90%-1.25%       0.90%-1.25%     0.90%-1.10%
Investment income ratio**                   2.19%               1.60%            1.59%             2.06%           2.11%
Total return***                     31.25%-31.76%   (33.56)%-(33.71)%      4.95%-5.33%       5.64%-3.80%     3.93%-3.72%

CALAMOS HIGH YIELD (1)
Units                                     54,003              29,051           17,311             2,408               -
Unit value                           $9.77-$9.88         $6.96-$7.01    $10.02-$10.04            $10.03           $   -
Net assets                              $533,608            $203,216         $173,837           $24,149           $   -
Ratio of expenses to net assets*      0.90%-1.25%         0.90%-1.25%      0.90%-1.25%       0.90%-1.25%              -%
Investment income ratio**                   8.18%              17.97%           14.68%                -%              -%
Total return***                     40.37%-40.94%   (30.47)%-(30.18)%    (0.20)%-0.16%       0.28%-0.25%              -%

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                   Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                    2009                2008             2007            2006             2005
--------------------------------------------------------------------------------------------------------------------------
DREYFUS APPRECIATION
Units                                      606,334             327,269          329,222         315,813          348,752
Unit value                             $7.35-$9.68         $6.32-$8.34     $9.71-$12.84    $9.48-$12.56     $8.48-$11.25
Net assets                              $4,566,893          $2,078,877       $3,215,287      $3,004,398       $2,963,445
Ratio of expenses to net assets*        0.90%-1.25%         0.90%-1.25%      0.90%-1.25%     0.90%-1.25%      0.90%-1.10%
Investment income ratio**                     2.51%               1.92%            1.45%           1.41%            1.54%
Total return***                       15.93%-16.30%   (34.91)%-(35.05)%      2.08%-2.45%   11.82%-11.43%    0.16%-(0.04)%

DREYFUS GENERAL MONEY MARKET
Units                                      747,014             923,146          348,098         189,002           96,117
Unit value                             $8.42-$9.20         $8.74-$9.58      $8.89-$9.78     $8.86-$9.78      $8.85-$9.05
Net assets                              $6,296,491          $8,082,572       $3,096,013      $1,679,575         $851,595
Ratio of expenses to net assets*        0.90%-1.25%         0.90%-1.25%      0.90%-1.25%     0.90%-1.25%      0.90%-1.10%
Investment income ratio**                     0.17%               2.37%            4.49%           4.42%            2.24%
Total return***                     (3.97)%-(3.66)%     (1.69)%-(2.04)%      0.00%-0.36%   (0.18)%-0.15%  (1.64)%-(1.84)%

DREYFUS MID CAP VALUE
Units                                      185,125             193,934          183,831         178,728          171,060
Unit value                           $10.41-$16.93        $6.71-$10.90    $11.60-$18.88   $11.44-$18.65    $10.77-$17.60
Net assets                              $1,944,235          $1,307,585       $2,141,220      $2,050,569       $1,847,668
Ratio of expenses to net assets*        0.90%-1.25%         0.90%-1.25%      0.90%-1.25%     0.90%-1.25%      0.90%-1.10%
Investment income ratio**                     0.30%               0.14%            0.16%           1.24%               -%
Total return***                       54.91%-55.74%   (42.16)%-(42.27)%      1.05%-1.41%     6.23%-5.85%      3.94%-3.73%

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                   Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                  2009                2008              2007             2006             2005
--------------------------------------------------------------------------------------------------------------------------
DREYFUS STRATEGIC VALUE
Units                                    808,338             659,167           386,336          277,058          151,612
Unit value                          $9.13-$13.44        $8.10-$11.22     $12.45-$18.26    $12.93-$17.98    $11.21-$15.61
Net assets                            $8,014,762          $5,414,619        $5,119,797       $3,605,633       $1,711,331
Ratio of expenses to net assets*      0.90%-1.25%         0.90%-1.25%       0.90%-1.25%      0.90%-1.25%      0.90%-1.10%
Investment income ratio**                   0.66%               1.25%             0.97%            2.65%            1.90%
Total return***                     19.50%-20.12%   (38.45)%-(38.55)%       1.43%-1.80%    15.38%-14.97%      4.12%-3.91%

DRYDEN SMALL-CAP CORE EQUITY
Units                                      2,309               1,718               490                -                -
Unit value****                       $6.44-$6.51         $5.75-$5.77       $9.31-$9.34           $10.00            $   -
Net assets                               $15,025              $9,907            $4,581               $-            $   -
Ratio of expenses to net assets*      0.90%-1.25%         0.90%-1.25%       0.90%-1.25%      0.90%-1.25%               -%
Investment income ratio**                      -%               0.95%                -%               -%               -%
Total return***                     12.39%-12.82%   (38.30)%-(38.22)%   (6.89)%-(6.56)%               -%               -%

FEDERATED BOND (1)
Units                                    516,448             260,955           145,688           25,517                -
Unit value                         $10.39-$10.50         $8.57-$8.64      $9.97-$10.01            $9.91            $   -
Net assets                            $5,420,212          $2,251,057        $1,458,678         $252,949            $   -
Ratio of expenses to net assets*      0.90%-1.25%         0.90%-1.25%       0.90%-1.25%      0.90%-1.25%               -%
Investment income ratio**                   5.78%               7.27%             7.81%            0.86%               -%
Total return***                     21.24%-21.53%   (14.04)%-(13.69)%       0.60%-0.96%  (0.90)%-(0.87)%               -%

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                   Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                  2009                2008              2007             2006              2005
---------------------------------------------------------------------------------------------------------------------------
FIDELITY ADVISOR DIVIDEND
  GROWTH
Units                                    236,768             235,143           224,363          261,631           273,457
Unit value                           $7.05-$9.32               $4.80      $8.93-$11.85            $9.26      $8.44-$11.25
Net assets                            $1,670,276          $1,128,146        $2,002,894       $2,422,361        $2,309,318
Ratio of expenses to net assets*      0.90%-1.25%         0.90%-1.25%       0.90%-1.25%      0.90%-1.25%       0.90%-1.10%
Investment income ratio**                      -%               1.06%             0.42%            0.79%                -%
Total return***                     46.42%-46.88%            (46.25)%   (3.93)%-(3.59)%      9.63%-9.25%   (0.87)%-(1.06)%

FIDELITY ADVISOR INTERNATIONAL
  CAPITAL APPRECIATION
Units                                     66,941              72,898            84,306          113,758           133,232
Unit value                          $9.33-$11.74         $6.24-$7.87     $13.25-$16.74    $13.20-$16.71     $11.99-$15.21
Net assets                              $625,236            $455,083        $1,117,585       $1,502,350        $1,597,828
Ratio of expenses to net assets*      0.90%-1.25%         0.90%-1.25%       0.90%-1.25%      0.90%-1.25%       0.90%-1.10%
Investment income ratio**                   0.71%               0.13%             0.04%            0.39%             0.75%
Total return***                     49.17%-49.52%   (52.91)%-(52.99)%    (21.31)%-0.37%     10.12%-9.90%       9.01%-8.79%

FIDELITY ADVISOR MID CAP
Units                                     49,857              51,431            53,299           55,809            53,951
Unit value                          $8.45-$11.66         $6.00-$8.29     $13.11-$18.16    $12.45-$17.28     $11.45-$15.93
Net assets                              $422,422            $309,146          $699,798         $695,581          $618,659
Ratio of expenses to net assets*      0.90%-1.25%         0.90%-1.25%       0.90%-1.25%      0.90%-1.25%       0.90%-1.10%
Investment income ratio**                   0.11%                  -%                -%               -%                -%
Total return***                     40.65%-40.83%   (54.23)%-(54.35)%       0.37%-5.31%      8.69%-8.48%       4.07%-3.86%

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                   Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                   2009                2008              2007             2006               2005
-----------------------------------------------------------------------------------------------------------------------------
FIDELITY ADVISOR REAL ESTATE (1)
Units                                     157,635             129,906            42,844           21,702                  -
Unit value                            $5.72-$5.79         $4.38-$4.42       $7.65-$7.68            $9.76               $  -
Net assets                               $910,446            $573,162          $329,367         $211,891               $  -
Ratio of expenses to net assets*       0.90%-1.25%         0.90%-1.25%       0.90%-1.25%      0.90%-1.25%                 -%
Investment income ratio**                    1.99%               2.83%             1.00%            0.55%                 -%
Total return***                      30.59%-31.00%   (42.75)%-(42.45)% (21.59)%-(21.31)%  (2.40)%-(2.37)%                 -%

FIDELITY ADVISOR VALUE STRATEGIES
Units                                     133,926             131,061           132,672          136,404            137,747
Unit value                           $8.25-$12.62         $6.07-$8.30     $11.66-$17.79    $12.84-$17.63      $11.54-$15.89
Net assets                             $1,264,777            $811,631        $1,745,878       $1,773,039         $1,606,913
Ratio of expenses to net assets*       0.90%-1.25%         0.90%-1.25%       0.90%-1.25%      0.90%-1.25%        0.90%-1.10%
Investment income ratio**                       -%               0.26%                -%               -%                 -%
Total return***                      51.65%-52.39%   (53.20)%-(53.34)%       0.72%-1.08%    11.21%-10.82%    (1.70)%-(1.90)%

GOLDMAN SACHS EMERGING
  MARKETS EQUITY (1)
Units                                     167,172              65,288            56,963            3,196                  -
Unit value                            $9.45-$9.55         $5.56-$5.61     $12.79-$12.84           $10.45               $  -
Net assets                             $1,597,334            $365,930          $731,779          $33,413               $  -
Ratio of expenses to net assets*       0.90%-1.25%         0.90%-1.25%       0.90%-1.25%      0.90%-1.25%                 -%
Investment income ratio**                       -%               1.62%             0.44%               -%                 -%
Total return***                      69.96%-70.25%   (57.53)%-(56.31)%     22.43%-22.87%      4.52%-4.49%                 -%

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                   Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                  2009                2008             2007              2006    2005
-----------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS GOVERNMENT
  INCOME (1)
Units                                    146,486             199,170          297,469           216,198       -
Unit value                         $10.19-$10.30       $10.22-$10.26    $10.14-$10.18             $9.91    $  -
Net assets                            $1,508,743          $2,044,844       $3,025,384        $2,142,921    $  -
Ratio of expenses to net assets*      0.90%-1.25%         0.90%-1.25%      0.90%-1.25%       0.90%-1.25%      -%
Investment income ratio**                   2.07%               2.44%            3.52%             0.04%      -%
Total return***                     0.00% - 0.39%         0.59%-0.79%      2.34%-2.70%   (0.93)%-(0.90)%      -%

JANUS INTECH RISK-MANAGED
  CORE (1)
Units                                      9,444               8,676            8,781             4,686       -
Unit value                           $7.39-$7.47         $6.32-$6.34    $10.26-$10.30            $10.08    $  -
Net assets                               $70,443             $55,020          $90,424           $47,245    $  -
Ratio of expenses to net assets*      0.90%-1.25%         0.90%-1.25%      0.90%-1.25%       0.90%-1.25%      -%
Investment income ratio**                   1.60%               1.07%            0.97%             0.05%      -%
Total return***                     21.15%-21.46%   (38.52)%-(38.45)%      1.76%-2.12%       0.85%-0.82%      -%

JANUS OVERSEAS (1)
Units                                    697,031             519,299          252,694            25,473       -
Unit value                           $9.87-$9.98         $6.09-$6.11    $12.42-$12.47            $10.28    $  -
Net assets                            $6,957,275          $3,173,460       $3,150,264          $261,736    $  -
Ratio of expenses to net assets*      0.90%-1.25%         0.90%-1.25%      0.90%-1.25%       0.90%-1.25%      -%
Investment income ratio**                   0.67%               0.01%            1.77%             0.86%      -%
Total return***                     24.46%-24.62%   (51.05)%-(51.00)%    20.86%-21.30%       2.77%-2.74%      -%

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                   Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                  2009                2008              2007             2006              2005
---------------------------------------------------------------------------------------------------------------------------
JENNISON 20/20 FOCUS (1)
Units                                    209,670             115,423            77,179              759                 -
Unit value                           $9.19-$9.30         $6.12-$6.15     $10.57-$10.61           $10.03             $   -
Net assets                            $1,948,732            $709,293          $819,135           $7,614             $   -
Ratio of expenses to net assets*      0.90%-1.25%         0.90%-1.25%       0.90%-1.25%      0.90%-1.25%                -%
Investment income ratio**                      -%                  -%                -%               -%                -%
Total return***                     50.66%-51.22%   (42.21)%-(42.04)%       5.41%-5.79%      0.33%-0.30%                -%

JENNISON SMALL COMPANY (1)
Units                                     41,096              35,427            71,425          156,376                 -
Unit value                           $8.07-$8.16         $6.19-$6.21     $10.39-$10.43            $9.90             $   -
Net assets                              $335,603            $220,235          $744,554       $1,547,485             $   -
Ratio of expenses to net assets*      0.90%-1.25%         0.90%-1.25%       0.90%-1.25%      0.90%-1.25%                -%
Investment income ratio**                   0.10%               0.23%             0.35%               -%                -%
Total return***                     30.79%-31.40%   (40.54)%-(40.46)%       5.04%-5.41%  (1.03)%-(1.01)%                -%

NEUBERGER BERMAN CORE BOND
Units                                    394,898             575,885           387,759          384,644           361,985
Unit value                         $10.08-$10.71         $9.05-$9.46      $9.76-$10.30     $9.90-$10.31      $9.86-$10.24
Net assets                            $4,206,153          $5,434,260        $3,989,018       $3,964,313        $3,707,249
Ratio of expenses to net assets*      0.90%-1.25%         0.90%-1.25%       0.90%-1.25%      0.90%-1.25%       0.90%-1.10%
Investment income ratio**                   3.99%               5.23%             4.78%            4.84%             3.43%
Total return***                       7.23%-7.53%     (8.31)%-(8.16)%   (0.45)%-(0.10)%      0.64%-0.28%   (1.75)%-(1.95)%

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                   Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                  2009                2008              2007              2006     2005
-------------------------------------------------------------------------------------------------------------------
NEUBERGER BERMAN PARTNERS (1)
Units                                     21,804              17,022            22,260             7,011        -
Unit value                           $7.18-$7.26               $4.85     $10.50-$10.84             $9.99    $   -
Net assets                              $158,580             $82,646          $234,674           $70,082    $   -
Ratio of expenses to net assets*      0.90%-1.25%         0.90%-1.25%       0.90%-1.25%       0.90%-1.25%       -%
Investment income ratio**                   0.86%               0.26%             0.32%             0.41%       -%
Total return***                     48.96%-49.69%            (53.98)%       5.12%-5.49%   (0.11)%-(0.08)%       -%

NEUBERGER BERMAN SOCIALLY
  RESPONSIVE (3)
Units                                     30,664              19,966            24,019            12,316        -
Unit value                           $7.88-$7.99         $6.34-$6.37     $10.78-$10.84     $10.49-$10.51    $   -
Net assets                              $244,830            $127,215          $260,421          $129,411    $   -
Ratio of expenses to net assets*      0.90%-1.25%         0.90%-1.25%       0.90%-1.25%       0.90%-1.25%       -%
Investment income ratio**                   0.47%               0.46%             0.81%             0.23%       -%
Total return***                     24.88%-25.43%   (41.35)%-(41.24)%       2.82%-3.19%       5.07%-4.82%       -%

PIMCO FOREIGN BOND (U.S.
  DOLLAR-HEDGED) (1)
Units                                    144,662             103,879             6,696            45,796        -
Unit value                         $10.29-$10.41         $9.09-$9.16       $9.79-$9.82             $9.89    $   -
Net assets                            $1,503,605            $950,269           $65,764          $452,889    $   -
Ratio of expenses to net assets*      0.90%-1.25%         0.90%-1.25%       0.90%-1.25%       0.90%-1.25%       -%
Investment income ratio**                   2.54%               4.63%             2.18%             0.09%       -%
Total return***                     13.20%-13.65%     (7.15)%-(6.72)%   (1.06)%-(0.71)%   (1.10)%-(1.07)%       -%

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                   Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                  2009                2008              2007             2006            2005
-------------------------------------------------------------------------------------------------------------------------
PIMCO HIGH YIELD
Units                                    292,362             316,491           306,713          281,464         224,756
Unit value                         $10.38-$13.39         $7.54-$9.72     $10.35-$13.32    $10.46-$13.43   $11.86-$12.83
Net assets                            $3,641,231          $2,862,961        $3,780,840       $3,513,815      $2,680,110
Ratio of expenses to net assets*      0.90%-1.25%         0.90%-1.25%       0.90%-1.25%      0.90%-1.25%     0.90%-1.10%
Investment income ratio**                   8.73%               7.61%             6.82%            7.26%           6.26%
Total return***                     37.67%-38.05%   (27.15)%-(27.03)%   (1.00)%-(0.65)%      4.87%-4.28%   0.18%-(0.02)%

ROYCE OPPORTUNITY (1)
Units                                     36,790              37,176            21,970            2,742               -
Unit value                           $7.60-$7.69         $4.91-$4.94       $9.44-$9.47           $10.08           $   -
Net assets                              $282,828            $183,354          $208,138          $27,635           $   -
Ratio of expenses to net assets*      0.90%-1.25%         0.90%-1.25%       0.90%-1.25%      0.90%-1.25%              -%
Investment income ratio**                      -%               0.53%             0.67%               -%              -%
Total return***                     54.79%-55.67%   (47.99)%-(47.84)%   (6.32)%-(5.98)%      0.77%-0.74%              -%

ROYCE VALUE (1)
Units                                    247,494             180,541            67,691            1,428               -
Unit value                           $8.61-$8.70         $6.22-$6.25       $9.84-$9.88            $9.90           $   -
Net assets                            $2,152,424          $1,128,422          $668,535          $14,133           $   -
Ratio of expenses to net assets*      0.90%-1.25%         0.90%-1.25%       0.90%-1.25%      0.90%-1.25%              -%
Investment income ratio**                      -%                  -%             2.69%            0.05%              -%
Total return***                     38.87%-39.20%   (36.92)%-(36.74)%   (0.57)%-(0.22)%  (1.05)%-(1.02)%              -%

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                   Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                  2009                2008              2007             2006      2005
-------------------------------------------------------------------------------------------------------------------
RS TECHNOLOGY (1)
Units                                     38,351              27,171            19,300               784        -
Unit value                           $9.23-$9.34         $5.52-$5.54     $11.69-$11.74             $9.98    $   -
Net assets                              $358,034            $150,581          $226,545            $7,831    $   -
Ratio of expenses to net assets*      0.90%-1.25%         0.90%-1.25%       0.90%-1.25%       0.90%-1.25%       -%
Investment income ratio**                      -%               0.24%                -%                -%       -%
Total return***                     67.82%-68.59%   (52.86)%-(52.81)%     17.13%-17.54%   (0.19)%-(0.16)%       -%

RS VALUE (1)
Units                                     48,984              46,497           148,615             6,274        -
Unit value                           $7.43-$7.51         $5.62-$5.66     $10.06-$10.10            $10.12    $   -
Net assets                              $368,163            $263,279        $1,500,905           $63,506    $   -
Ratio of expenses to net assets*      0.90%-1.25%         0.90%-1.25%       0.90%-1.25%       0.90%-1.25%       -%
Investment income ratio**                   0.21%               0.07%             0.23%             1.20%       -%
Total return***                     32.21%-32.69%   (44.14)%-(43.96)%   (0.58)%-(0.23)%       1.24%-1.21%       -%

SECURITY ALPHA OPPORTUNITY
Units                                     33,074              57,412            84,777                 -        -
Unit value                           $8.34-$8.43               $7.04     $11.23-$11.28             $   -    $   -
Net assets                              $278,716            $403,851          $956,061             $   -    $   -
Ratio of expenses to net assets*      0.90%-1.25%         0.90%-1.25%      0.90 - 1.25%                -%       -%
Investment income ratio**                      -%                  -%                -%                -%       -%
Total return***                     19.48%-19.74%            (37.59)%     13.19%-13.59%                -%       -%

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                   Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                  2009                2008              2007              2006               2005
-----------------------------------------------------------------------------------------------------------------------------
SECURITY EQUITY
Units                                     43,838              38,267            31,758            33,583             27,887
Unit value                           $5.80-$8.19         $4.68-$6.63      $7.79-$11.06      $8.54-$12.14       $7.93-$11.30
Net assets                              $256,276            $180,739          $249,753          $288,646           $222,386
Ratio of expenses to net assets*      0.90%-1.25%         0.90%-1.25%       0.90%-1.25%       0.90%-1.25%        0.90%-1.10%
Investment income ratio**                      -%               0.23%                -%                -%              0.57%
Total return***                     23.53%-23.93%   (39.92)%-(40.05)%   (9.07)%-(8.75)%       7.73%-7.35%    (0.18)%-(0.38)%

SECURITY GLOBAL
Units                                    583,131             566,167           571,984           514,643            355,023
Unit value                          $9.04-$13.10        $7.85-$11.40     $13.21-$19.22     $12.35-$18.01      $11.01-$16.09
Net assets                            $5,288,487          $4,455,240        $7,570,759        $6,363,671         $3,911,505
Ratio of expenses to net assets*      0.90%-1.25%         0.90%-1.25%       0.90%-1.25%       0.90%-1.25%        0.90%-1.10%
Investment income ratio**                      -%               0.18%             0.19%                -%                 -%
Total return***                     14.82%-15.16%   (40.58)%-(40.69)%       6.57%-6.95%     12.15%-11.76%        8.75%-8.53%

SECURITY HIGH YIELD
Units                                    303,447             143,436                 -                 -                  -
Unit value                         $10.78-$11.04         $6.67-$6.73             $   -             $   -              $   -
Net assets                            $3,350,812            $965,792             $   -             $   -              $   -
Ratio of expenses to net assets*      0.90%-1.25%         0.90%-1.25%                -%                -%                 -%
Investment income ratio**                  12.45%               6.01%                -%                -%                 -%
Total return***                     63.57%-64.04%   (33.30)%-(32.70)%                -%                -%                 -%

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                   Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                  2009                2008              2007            2006            2005
------------------------------------------------------------------------------------------------------------------------
SECURITY LARGE CAP VALUE
Units                                    194,394             133,568           198,414         205,144          69,201
Unit value                          $7.90-$11.05         $6.46-$9.06     $10.88-$15.30   $10.82-$15.24    $9.31-$13.15
Net assets                            $1,536,726            $863,738        $2,165,160      $2,225,506        $646,716
Ratio of expenses to net assets*      0.90%-1.25%         0.90%-1.25%       0.90%-1.25%     0.90%-1.25%     0.90%-1.10%
Investment income ratio**                   0.98%               0.57%             0.50%           0.06%           0.71%
Total return***                     21.89%-22.29%   (40.63)%-(40.78)%       0.20%-0.56%   16.18%-15.78%     5.43%-5.22%

SECURITY MID CAP GROWTH
Units                                    176,400             155,442           159,013         169,906         159,934
Unit value                          $6.99-$10.95         $5.08-$7.98      $8.88-$13.97   $10.25-$16.16   $10.19-$16.10
Net assets                            $1,242,866            $797,315        $1,423,075      $1,753,099      $1,640,890
Ratio of expenses to net assets*      0.90%-1.25%         0.90%-1.25%       0.90%-1.25%     0.90%-1.25%     0.90%-1.10%
Investment income ratio**                      -%                  -%                -%              -%              -%
Total return***                     36.78%-37.60%   (42.79)%-(42.88)% (13.66)%-(13.36)%     0.58%-0.23%     2.95%-2.74%

SECURITY MID CAP VALUE
Units                                  1,239,032           1,228,191         1,285,632       1,278,316       1,125,649
Unit value                         $11.54-$20.56         $8.59-15.27     $12.30-$21.85   $17.71-$22.55   $16.02-$20.44
Net assets                           $20,182,140         $14,824,417       $22,163,582     $22,683,545     $18,051,281
Ratio of expenses to net assets*      0.90%-1.25%         0.90%-1.25%       0.90%-1.25%     0.90%-1.25%     0.90%-1.10%
Investment income ratio**                   0.16%               0.48%             0.36%           0.64%              -%
Total return***                     34.34%-34.97%   (30.16)%-(30.11)%   (3.25)%-(2.91)%   10.56%-10.17%   11.32%-11.09%

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                   Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                  2009                2008              2007              2006              2005
----------------------------------------------------------------------------------------------------------------------------
SECURITY SELECT 25 (3)
Units                                     74,524              71,752            77,555            76,735                 -
Unit value                           $6.77-$6.86         $5.32-$5.35       $8.83-$8.88       $9.85-$9.87             $   -
Net assets                              $511,020            $383,502          $688,468          $757,018             $   -
Ratio of expenses to net assets*      0.90%-1.25%         0.90%-1.25%       0.90%-1.25%       0.90%-1.25%                -%
Investment income ratio**                      -%                  -%                -%                -%                -%
Total return***                     27.74%-28.22%   (39.89)%-(39.75)% (10.34)%-(10.02)%   (1.57)%-(1.33)%                -%

SECURITY SMALL CAP GROWTH
Units                                     48,982              47,693            45,894            50,501            46,951
Unit value                          $6.71-$10.67         $5.25-$8.36     $10.49-$16.76     $10.41-$16.67     $10.36-$16.61
Net assets                              $334,714            $253,550          $485,455          $529,760          $491,069
Ratio of expenses to net assets*      0.90%-1.25%         0.90%-1.25%       0.90%-1.25%       0.90%-1.25%       0.90%-1.10%
Investment income ratio**                      -%                  -%                -%                -%                -%
Total return***                     27.34%-27.81%   (49.95)%-(50.12)%       0.41%-0.77%       0.56%-0.21%       2.64%-2.43%

SECURITY U.S. INTERMEDIATE BOND
Units                                    717,706             305,319           210,704           237,824           182,037
Unit value                           $8.53-$9.15         $8.04-$8.60      $9.45-$10.08      $9.61-$10.24      $9.66-$10.27
Net assets                            $6,549,836          $2,620,631        $2,120,478        $2,431,223        $1,866,620
Ratio of expenses to net assets*      0.90%-1.25%         0.90%-1.25%       0.90%-1.25%       0.90%-1.25%       0.90%-1.10%
Investment income ratio**                   4.15%               4.97%             4.46%             4.82%             4.62%
Total return***                       5.96%-6.40%   (14.92)%-(14.68)%   (1.85)%-(1.50)%   (0.67)%-(0.32)%   (2.35)%-(2.54)%

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                   Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                  2009                2008              2007            2006           2005
-----------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE CAPITAL
   APPRECIATION (1)
Units                                    156,846             135,450           168,155          30,427              -
Unit value                           $8.92-$9.01         $7.03-$7.06     $10.08-$10.11          $10.09          $   -
Net assets                            $1,413,519            $956,566        $1,701,125        $306,867          $   -
Ratio of expenses to net assets*      0.90%-1.25%         0.90%-1.25%       0.90%-1.25%     0.90%-1.25%             -%
Investment income ratio**                   2.33%               1.66%             9.00%           1.94%             -%
Total return***                     27.25%-27.62%   (30.33)%-(30.17)%     (0.07)%-0.28%     0.86%-0.83%             -%

T. ROWE PRICE GROWTH STOCK (1)
Units                                    645,196             527,751           230,647         179,765              -
Unit value                           $8.01-$8.10         $5.86-$5.91     $10.64-$10.68          $10.11          $   -
Net assets                            $5,219,977          $3,114,569        $2,462,671      $1,817,887          $   -
Ratio of expenses to net assets*      0.90%-1.25%         0.90%-1.25%       0.90%-1.25%     0.90%-1.25%             -%
Investment income ratio**                      -%               0.06%             0.18%           0.03%             -%
Total return***                     36.69%-37.06%   (44.92)%-(44.66)%       5.25%-5.63%     1.10%-1.08%             -%

VAN KAMPEN COMSTOCK
Units                                    869,451           1,126,036           992,755         992,523        941,902
Unit value                          $8.01-$11.43         $6.43-$9.20     $10.43-$14.95   $11.06-$15.89   $9.90-$14.26
Net assets                            $7,007,968          $7,349,671       $10,406,704     $11,017,902     $9,345,558
Ratio of expenses to net assets*      0.90%-1.25%         0.90%-1.25%       0.90%-1.25%     0.90%-1.25%    0.90%-1.10%
Investment income ratio**                   1.44%               2.33%             1.94%           2.08%          1.81%
Total return***                     23.95%-24.57%   (38.35)%-(38.46)%   (6.00)%-(5.67)%   11.63%-11.24%    0.21%-0.01%

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                   Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                  2009                2008             2007              2006             2005
--------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN EQUITY AND INCOME
Units                                    568,203             531,176          826,748           785,519          517,091
Unit value                          $9.62-$11.89        $8.65-$10.03    $11.27-$13.89     $11.39-$14.01    $11.12-$12.97
Net assets                            $5,866,680          $4,616,304       $9,939,487        $9,469,883       $5,757,350
Ratio of expenses to net assets*      0.90%-1.25%         0.90%-1.25%      0.90%-1.25%       0.90%-1.25%      0.90%-1.10%
Investment income ratio**                   2.07%               2.56%            2.29%             2.43%            1.90%
Total return***                     18.33%-18.73%   (27.62)%-(23.79)%  (1.06)%-(0.71)%       8.23%-6.67%      3.69%-3.49%

VAN KAMPEN MID CAP GROWTH
Units                                     56,914              25,373                -                 -                -
Unit value                          $6.79-$12.72         $4.43-$8.32            $   -             $   -            $   -
Net assets                              $390,232            $114,035            $   -             $   -            $   -
Ratio of expenses to net assets*      0.90%-1.25%         0.90%-1.25%               -%                -%               -%
Investment income ratio**                      -%                  -%               -%                -%               -%
Total return***                     52.68%-53.27%   (55.70)%-(16.80)%               -%                -%               -%

WELLS FARGO ADVANTAGE GROWTH
Units                                    111,641             127,362          107,935            69,455           49,558
Unit value                          $7.40-$13.26         $5.22-$9.37     $9.10-$16.37             $7.42     $7.14-$12.90
Net assets                              $852,918            $665,997         $982,449          $515,249         $353,996
Ratio of expenses to net assets*      0.90%-1.25%         0.90%-1.25%      0.90%-1.25%       0.90%-1.25%      0.90%-1.10%
Investment income ratio**                      -%                  -%               -%                -%               -%
Total return***                     41.42%-41.76%   (42.64)%-(42.76)%    22.27%-22.70%       3.84%-3.48%      7.26%-7.05%

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                   Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                 2009                 2008              2007            2006              2005
-------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE LARGE
  COMPANY CORE
Units                                     19,773              19,064            21,718          20,206            18,808
Unit value                           $6.60-$9.53         $4.93-$7.14      $8.44-$12.23           $8.57      $7.71-$11.22
Net assets                              $130,852             $94,281          $183,316        $173,143          $144,973
Ratio of expenses to net assets*      0.90%-1.25%         0.90%-1.25%       0.90%-1.25%     0.90%-1.25%       0.90%-1.10%
Investment income ratio**                   0.59%               1.04%             0.72%           0.50%             0.53%
Total return***                     33.23%-33.87%   (41.59)%-(41.62)%   (1.85)%-(1.50)%   11.17%-10.78%   (5.45)%-(5.64)%

WELLS FARGO ADVANTAGE
  OPPORTUNITY
Units                                     43,447              46,833            44,476          42,431            39,196
Unit value                          $8.61-$13.01               $6.08     $10.60-$16.08          $10.50      $9.76-$14.86
Net assets                              $374,236            $284,877          $471,554        $445,380          $384,297
Ratio of expenses to net assets*      0.90%-1.25%         0.90%-1.25%       0.90%-1.25%     0.90%-1.25%       0.90%-1.10%
Investment income ratio**                   0.24%                  -%             1.34%           0.16%                -%
Total return***                     41.16%-41.61%            (42.64)%       0.65%-1.01%     7.56%-7.18%       3.08%-2.88%

WELLS FARGO ADVANTAGE SMALL
  CAP VALUE
Units                                    699,968             689,908           529,687         455,207           331,331
Unit value                         $11.18-$18.21        $7.69-$12.50     $13.01-$21.12   $17.21-$19.96     $15.85-$18.42
Net assets                           $11,054,988          $7,480,817        $9,674,588      $7,841,963        $5,255,242
Ratio of expenses to net assets*      0.90%-1.25%         0.90%-1.25%       0.90%-1.25%     0.90%-1.25%       0.90%-1.10%
Investment income ratio**                   0.55%                  -%             0.02%              -%                -%
Total return***                     45.38%-45.93%   (40.89)%-(40.81)%       5.64%-6.02%     8.61%-8.23%     10.44%-10.22%

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                   Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

*These ratios represent the annualized contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded. The disclosed range represents the lowest expense ratio to highest expense ratio, respectively. Certain contractholder's may have expenses outside the range depending on the timing of deposits, withdrawals, and/or fund transfers.

**These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

****Unit value information is calculated on a daily basis, regardless of whether or not the subaccount has contract owners.

(1) For the period from December 1, 2006 (inception date) to December 31, 2006.
(2) For the period from March 24, 2006 (inception date) to December 31, 2006.
(3) For the period from April 27, 2006 (inception date) to December 31, 2006.

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                   Notes to Financial Statements (continued)

5. SUBSEQUENT EVENT

On February 15, 2010, Security Benefit Mutual Holding Company (SBMHC) entered into a definitive agreement with Guggenheim SBC Holdings LLC (the Purchaser) to sell all of the outstanding capital stock of Security Benefit Corporation (SBC), at which time SBMHC will demutualize and then be dissolved pursuant to a Demutualization and Dissolution Plan (the Plan). This transaction is expected to result in a significant contribution of capital to SBC. On February 25, 2010, a loan in the amount of $175 million was made to SBC and was contributed to SBL. At the closing of the transaction, it is expected that SBC will receive another approximately $175 million, which will also be contributed to SBL. In addition, the $175 million loan and any accrued interest will be converted into equity of SBC owned by the Purchaser.

The transaction will require certain regulatory approvals, approval by the members of SBMHC, and approval by the shareholders of the mutual funds and exchange-traded funds sponsored by affiliates of SBMHC. The SBMHC board approved the Plan in March 2010, and proxy voting materials were sent to SBMHC members in April 2010. The Kansas Insurance Commissioner has set dates for a public comment hearing for April 28, 2010, and an evidentiary hearing for May 5, 2010. A special meeting of the SBMHC members has been scheduled for May 26, 2010. The transaction is expected to close during 2010 and will result in a change of control of SBL.

FINANCIAL STATEMENTS

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity
Year Ended December 31, 2009
With Report of Independent Registered Public Accounting Firm

                    Variable Annuity Account XIV -
              Security Benefit Advisor Variable Annuity

                         Financial Statements

                     Year Ended December 31, 2009



                               CONTENTS

Report of Independent Registered Public Accounting Firm .....................  1

Audited Financial Statements

Statements of Net Assets ....................................................  3
Statements of Operations .................................................... 17
Statements of Changes in Net Assets ......................................... 31
Notes to Financial Statements ............................................... 49

       Report of Independent Registered Public Accounting Firm

The Contract Owners
Variable Annuity Account XIV - Security Benefit Advisor Variable Annuity
 and
The Board of Directors
Security Benefit Life Insurance Company

We have audited the accompanying statements of net assets of certain of the respective subaccounts of Variable Annuity Account XIV (the Account), a separate account of Security Benefit Life Insurance Company consisting of the AIM Basic Value, AIM Dynamics, AIM Large Cap Growth, AIM Mid Cap Core Equity, AIM Small Cap Growth, AIM Technology, American Century Equity Income, American Century Heritage, American Century International Growth, American Century Select, American Century Strategic Allocation: Aggressive, American Century Strategic
Allocation: Conservative, American Century Strategic Allocation: Moderate, American Century Ultra, Aston/Optimum Mid Cap, Baron Asset, Calamos Growth and Income, Calamos High Yield, Dreyfus Appreciation, Dreyfus General Money Market, Dreyfus Mid Cap Value, Dreyfus Strategic Value, Dryden Small-Cap Core Equity, Federated Bond, Fidelity Advisor Dividend Growth, Fidelity Advisor International Capital Appreciation, Fidelity Advisor Mid Cap, Fidelity Advisor Real Estate, Fidelity Advisor Value Strategies, Goldman Sachs Emerging Markets Equity, Goldman Sachs Government Income, Janus INTECH Risk-Managed Core, Janus Overseas, Jennison 20/20 Focus, Jennison Small Company, Neuberger Berman Partners, Neuberger Berman Socially Responsive, Northern Institutional Global Tactical Asset Allocation, Northern Large Cap Value, Northern Select Equity, PIMCO All Asset, PIMCO Foreign Bond (U.S. Dollar-Hedged), PIMCO Real Return, PIMCO Total Return, Royce Opportunity, Royce Value, RS Partners, RS Technology, RS Value, Rydex All- Cap Opportunity, Security Alpha Opportunity, Security Equity, Security Global, Security High Yield, Security Large Cap Value, Security Mid Cap Growth, Security Mid Cap Value, Security Select 25, Security Small Cap Growth, Security U.S. Intermediate Bond, T. Rowe Price Capital Appreciation, T. Rowe Price Growth Stock, Van Kampen Comstock, Van Kampen Equity and Income, Van Kampen Mid Cap Growth, Wells Fargo Advantage Growth, Wells Fargo Advantage Large Company Core, Wells Fargo Advantage Opportunity, and Wells Fargo Advantage Small Cap Value subaccounts, as of December 31, 2009, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the management of Security Benefit Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2009 by correspondence with the transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of Variable Annuity Account XIV that are available for investment by contract owners of the Security Benefit Advisor Variable Annuity at December 31, 2009, the results of their operations, and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

Kansas City, Missouri
April 30, 2010

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity

                            Statements of Net Assets

                                December 31, 2009

                                  AIM             AIM           AIM LARGE       AIM MID CAP    AIM SMALL
                               BASIC VALUE      DYNAMICS       CAP GROWTH       CORE EQUITY   CAP GROWTH
                            -------------------------------------------------------------------------------
Assets:
  Mutual funds, at market
   value                    $      270,541   $     57,663   $       435,678   $   840,329   $      614,547
                            -------------------------------------------------------------------------------
Total assets                       270,541         57,663           435,678       840,329          614,547
                            -------------------------------------------------------------------------------
Net assets                  $      270,541   $     57,663   $       435,678   $   840,329   $      614,547
                            ===============================================================================

Units outstanding                   39,593          8,954            74,705        76,343           74,846

Unit value                  $         6.83   $       6.45   $          5.83   $     11.01   $         8.21

Mutual funds, at cost       $      341,808   $     58,944   $       435,026   $   918,041   $      653,987
Mutual fund shares                  13,726          3,198            42,464        40,111           27,144

See accompanying notes.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity

                      Statements of Net Assets (continued)

                                December 31, 2009

                                                                                  AMERICAN
                                                AMERICAN        AMERICAN           CENTURY         AMERICAN
                                 AIM            CENTURY         CENTURY         INTERNATIONAL       CENTURY
                              TECHNOLOGY     EQUITY INCOME      HERITAGE           GROWTH           SELECT
                            ----------------------------------------------------------------------------------
Assets:
  Mutual funds, at market
   value                    $     287,495   $   1,500,396   $       568,201   $       856,380   $     448,593
                            ----------------------------------------------------------------------------------
Total assets                      287,495       1,500,396           568,201           856,380         448,593
                            ----------------------------------------------------------------------------------
Net assets                  $     287,495   $   1,500,396   $       568,201   $       856,380   $     448,593
                            ==================================================================================

Units outstanding                  68,499         135,324            56,038           103,169          71,734

Unit value                  $        4.20   $       11.09   $         10.14   $          8.30   $        6.25

Mutual funds, at cost       $     270,689   $   1,709,850   $       557,899   $       903,857   $     453,540
Mutual fund shares                 10,628         228,719            36,446            87,030          13,744

See accompanying notes.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity

                      Statements of Net Assets (continued)

                                December 31, 2009

                                AMERICAN          AMERICAN        AMERICAN
                                CENTURY           CENTURY         CENTURY
                                STRATEGIC        STRATEGIC       STRATEGIC
                               ALLOCATION:      ALLOCATION:     ALLOCATION:       AMERICAN      ASTON/OPTIMUM
                               AGGRESSIVE      CONSERVATIVE      MODERATE       CENTURY ULTRA       MID CAP
                            ----------------------------------------------------------------------------------
Assets:
  Mutual funds, at market
   value                    $      430,715   $      163,940   $    1,057,928   $      196,627   $     817,549
                            ----------------------------------------------------------------------------------
Total assets                       430,715          163,940        1,057,928          196,627         817,549
                            ----------------------------------------------------------------------------------
Net assets                  $      430,715   $      163,940   $    1,057,928   $      196,627   $     817,549
                            ==================================================================================

Units outstanding                   50,379           17,862          119,469           21,833          83,971

Unit value                  $         8.55   $         9.18   $         8.86   $         9.01   $        9.74

Mutual funds, at cost       $      416,708   $      154,662   $      955,465   $      233,911   $     738,276
Mutual fund shares                  64,575           32,020          180,226           10,371          31,336

See accompanying notes.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity

                      Statements of Net Assets (continued)

                                December 31, 2009

                                                   CALAMOS                                         DREYFUS
                                                  GROWTH AND      CALAMOS          DREYFUS       GENERAL MONEY
                               BARON ASSET         INCOME        HIGH YIELD       APPRECIATION      MARKET
                            -------------------------------------------------------------------------------------
Assets:
  Mutual funds, at market
   value                    $      240,997   $      279,605   $       58,443   $     1,856,926   $     2,209,702
                            -------------------------------------------------------------------------------------
Total assets                       240,997          279,605           58,443         1,856,926         2,209,702
                            -------------------------------------------------------------------------------------
Net assets                  $      240,997   $      279,605   $       58,443   $     1,856,926   $     2,209,702
                            =====================================================================================

Units outstanding                   31,422           30,311            5,912           252,428           262,487

Unit value                  $         7.67   $         9.22   $         9.88   $          7.35   $          8.42

Mutual funds, at cost       $      237,496   $      254,864   $       56,124   $     1,984,723   $     2,209,702
Mutual fund shares                   5,215            9,746            6,145            55,398         2,209,702

See accompanying notes.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity

                      Statements of Net Assets (continued)

                                December 31, 2009

                                                                    DRYDEN                        FIDELITY ADVISOR
                                DREYFUS          DREYFUS           SMALL-CAP       FEDERATED          DIVIDEND
                             MID CAP VALUE    STRATEGIC VALUE     CORE EQUITY        BOND              GROWTH
                            ---------------------------------------------------------------------------------------
Assets:
  Mutual funds, at market
   value                    $      516,860   $      1,763,902   $       39,222   $     525,300   $         454,328
                            ---------------------------------------------------------------------------------------
Total assets                       516,860          1,763,902           39,222         525,300             454,328
                            ---------------------------------------------------------------------------------------
Net assets                  $      516,860   $      1,763,902   $       39,222   $     525,300   $         454,328
                            =======================================================================================

Units outstanding                   49,467            181,378            6,030          50,005              64,406

Unit value                  $        10.45   $           9.73   $         6.51   $       10.50   $            7.05

Mutual funds, at cost       $      519,613   $      1,932,008   $       34,745   $     462,916   $         467,770
Mutual fund shares                  18,912             70,697            2,720          59,966              43,727

See accompanying notes.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity

                      Statements of Net Assets (continued)

                                December 31, 2009

                                FIDELITY
                                ADVISOR
                              INTERNATIONAL                                                               GOLDMAN SACHS
                                CAPITAL       FIDELITY ADVISOR    FIDELITY ADVISOR    FIDELITY ADVISOR       EMERGING
                              APPRECIATION        MID CAP           REAL ESTATE       VALUE STRATEGIES    MARKETS EQUITY
                            ---------------------------------------------------------------------------------------------
Assets:
  Mutual funds, at market
   value                    $      231,224   $         229,913   $         495,644   $         652,095   $       503,932
                            ---------------------------------------------------------------------------------------------
Total assets                       231,224             229,913             495,644             652,095           503,932
                            ---------------------------------------------------------------------------------------------
Net assets                  $      231,224   $         229,913   $         495,644   $         652,095   $       503,932
                            =============================================================================================

Units outstanding                   24,770              27,207              38,038              70,533            52,731

Unit value                  $         9.33   $            8.45   $           13.03   $            9.25   $          9.55

Mutual funds, at cost       $      323,291   $         306,513   $         569,976   $         847,873   $       440,039
Mutual fund shares                  24,136              14,071              38,422              31,717            35,191

See accompanying notes.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity

                      Statements of Net Assets (continued)

                                December 31, 2009

                              GOLDMAN SACHS      JANUS
                               GOVERNMENT     INTECH RISK      JANUS            JENNISON          JENNISON
                                 INCOME      MANAGED CORE     OVERSEAS         20/20 FOCUS      SMALL COMPANY
                            ----------------------------------------------------------------------------------
Assets:
  Mutual funds, at market
   value                    $   1,321,495   $     38,489   $   2,254,452     $      917,583    $       79,291
                            ----------------------------------------------------------------------------------
Total assets                    1,321,495         38,489       2,254,452            917,583            79,291
                            ----------------------------------------------------------------------------------
Net assets                  $   1,321,495   $     38,489   $   2,254,452     $      917,583    $       79,291
                            ==================================================================================

Units outstanding                 128,307          5,157         225,754             98,709             9,712

Unit value                  $       10.30   $       7.47   $        9.98     $         9.30    $         8.16

Mutual funds, at cost       $   1,321,386   $     31,773   $   2,202,415     $      761,148    $       83,591
Mutual fund shares                 87,924          3,376          53,071             61,999             4,907

See accompanying notes.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity

                      Statements of Net Assets (continued)

                                December 31, 2009

                                                                NORTHERN
                                                NEUBERGER     INSTITUTIONAL
                                NEUBERGER        BERMAN      GLOBAL TACTICAL
                                 BERMAN         SOCIALLY         ASSET           NORTHERN LARGE    NORTHERN
                                PARTNERS       RESPONSIVE      ALLOCATION          CAP VALUE     SELECT EQUITY
                            -----------------------------------------------------------------------------------
Assets:
  Mutual funds, at market
   value                    $     224,827   $     106,381   $        139,902   $     134,615   $        83,506
                            -----------------------------------------------------------------------------------
Total assets                      224,827         106,381            139,902         134,615            83,506
                            -----------------------------------------------------------------------------------
Net assets                  $     224,827   $     106,381   $        139,902   $     134,615   $        83,506
                            ===================================================================================

Units outstanding                  30,966          13,323             14,058          13,405             9,116

Unit value                  $        7.26   $        7.99   $           9.95   $       10.05   $          9.16

Mutual funds, at cost       $     187,075   $     103,833   $        155,729   $     183,960   $        84,638
Mutual fund shares                 14,167           7,460             14,947          15,315             4,485

See accompanying notes.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity

                      Statements of Net Assets (continued)

                                December 31, 2009

                                                 PIMCO
                                              FOREIGN BOND
                               PIMCO ALL     (U.S. DOLLAR-       PIMCO REAL       PIMCO TOTAL         ROYCE
                                ASSET           HEDGED)            RETURN           RETURN         OPPORTUNITY
                            ------------------------------------------------------------------------------------
Assets:
  Mutual funds, at market
   value                    $     709,872   $       349,584   $    2,223,575   $     2,976,544   $       44,145
                            ------------------------------------------------------------------------------------
Total assets                      709,872           349,584        2,223,575         2,976,544           44,145
                            ------------------------------------------------------------------------------------
Net assets                  $     709,872   $       349,584   $    2,223,575   $     2,976,544   $       44,145
                            ====================================================================================

Units outstanding                  73,871            33,592          212,774           274,846            5,746

Unit value                  $        9.61   $         10.41   $        10.45   $         10.83   $         7.69

Mutual funds, at cost       $     631,101   $       338,814   $    2,203,086   $     2,887,507   $       40,042
Mutual fund shares                 62,324            34,958          206,077           275,606            4,999

See accompanying notes.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity

                      Statements of Net Assets (continued)

                                December 31, 2009

                                                                                              RYDEX ALL-CAP
                               ROYCE VALUE     RS PARTNERS     RS TECHNOLOGY     RS VALUE      OPPORTUNITY
                            --------------------------------------------------------------------------------
Assets:
  Mutual funds, at market
   value                    $      431,910   $    1,225,516   $      120,698   $    504,011   $     528,702
                            --------------------------------------------------------------------------------
Total assets                       431,910        1,225,516          120,698        504,011         528,702
                            --------------------------------------------------------------------------------
Net assets                  $      431,910   $    1,225,516   $      120,698   $    504,011   $     528,702
                            ================================================================================

Units outstanding                   49,640           87,305           12,925         67,080          44,885

Unit value                  $         8.70   $        14.04   $         9.34   $       7.51   $       11.78

Mutual funds, at cost       $      397,194   $    1,433,858   $      105,513   $    432,638   $     528,054
Mutual fund shares                  42,637           47,390            8,106         24,407          43,803

See accompanying notes.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity

                      Statements of Net Assets (continued)

                                December 31, 2009

                             SECURITY ALPHA     SECURITY       SECURITY         SECURITY      SECURITY LARGE
                              OPPORTUNITY        EQUITY         GLOBAL          HIGH YIELD       CAP VALUE
                            -----------------------------------------------------------------------------------
Assets:
  Mutual funds, at market
   value                    $      295,950   $     72,647   $    1,820,212   $    1,659,004   $        213,681
                            -----------------------------------------------------------------------------------
Total assets                       295,950         72,647        1,820,212        1,659,004            213,681
                            -----------------------------------------------------------------------------------
Net assets                  $      295,950   $     72,647   $    1,820,212   $    1,659,004   $        213,681
                            ===================================================================================

Units outstanding                   25,017         12,529          201,241          132,540             27,065

Unit value                  $        11.83   $       5.80   $         9.04   $        12.52   $           7.90

Mutual funds, at cost       $      373,624   $     86,295   $    2,409,638   $    1,340,706   $        238,619
Mutual fund shares                  32,810         17,093          178,979          137,449             33,598

See accompanying notes.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity

                      Statements of Net Assets (continued)

                                December 31, 2009

                                                                                                 SECURITY U.S.
                              SECURITY MID      SECURITY MID      SECURITY     SECURITY SMALL    INTERMEDIATE
                               CAP GROWTH        CAP VALUE        SELECT 25     CAP GROWTH          BOND
                            -----------------------------------------------------------------------------------
ASSETS:
  Mutual funds, at market
   value                    $      549,717   $     3,039,090   $     131,086   $     141,030   $       855,466
                            -----------------------------------------------------------------------------------
Total assets                       549,717         3,039,090         131,086         141,030           855,466
                            -----------------------------------------------------------------------------------
Net assets                  $      549,717   $     3,039,090   $     131,086   $     141,030   $       855,466
                            ===================================================================================

Units outstanding                   78,685           187,034          19,113          21,033            93,548

Unit value                  $         6.99   $         16.25   $        6.86   $        6.71   $          9.15

Mutual funds, at cost       $      682,965   $     3,192,525   $     155,111   $     179,255   $       839,008
Mutual fund shares                  80,960           109,320          17,738          12,660           211,226

See accompanying notes.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity

                      Statements of Net Assets (continued)

                                December 31, 2009

                               T. ROWE PRICE                                       VAN KAMPEN       VAN KAMPEN
                                 CAPITAL        T. ROWE PRICE     VAN KAMPEN       EQUITY AND        MID CAP
                               APPRECIATION     GROWTH STOCK       COMSTOCK         INCOME           GROWTH
                            -------------------------------------------------------------------------------------
Assets:
  Mutual funds, at market
   value                    $       550,038   $     1,120,457   $    1,984,964   $    2,382,391   $      116,759
                            -------------------------------------------------------------------------------------
Total assets                        550,038         1,120,457        1,984,964        2,382,391          116,759
                            -------------------------------------------------------------------------------------
Net assets                  $       550,038   $     1,120,457   $    1,984,964   $    2,382,391   $      116,759
                            =====================================================================================

Units outstanding                    60,996           138,321          247,977          232,006           17,186

Unit value                  $          9.01   $          8.10   $         8.01   $        10.27   $         6.79

Mutual funds, at cost       $       493,080   $     1,104,767   $    2,283,839   $    2,401,610   $      104,475
Mutual fund shares                   30,439            41,330          143,734          305,827            4,996

See accompanying notes.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity

                      Statements of Net Assets (continued)

                                December 31, 2009

                                                WELLS FARGO                     WELLS FARGO
                                 WELLS FARGO     ADVANTAGE     WELLS FARGO       ADVANTAGE
                                 ADVANTAGE         LARGE        ADVANTAGE        SMALL CAP
                                  GROWTH        COMPANY CORE   OPPORTUNITY         VALUE
                              ---------------------------------------------------------------
Assets:
  Mutual funds, at market
   value                      $      343,046   $   106,690   $      200,948   $    1,691,634
                              ---------------------------------------------------------------
Total assets                         343,046       106,690          200,948        1,691,634
                              ---------------------------------------------------------------
Net assets                    $      343,046   $   106,690   $      200,948   $    1,691,634
                              ===============================================================

Units outstanding                     46,329        16,158           23,333          107,124

Unit value                    $         7.40   $      6.60   $         8.61   $        15.79

Mutual funds, at cost         $      289,727   $    97,157   $      184,248   $    1,603,788
Mutual fund shares                    13,506         5,295            6,418           62,630

See accompanying notes.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity

                            Statements of Operations

                          Year Ended December 31, 2009

                                             AIM               AIM         AIM LARGE        AIM MID CAP       AIM SMALL
                                          BASIC VALUE        DYNAMICS      CAP GROWTH       CORE EQUITY       CAP GROWTH
                                        ------------------------------------------------------------------------------------
Investment income (loss):
  Dividend distributions                $        3,968    $          -    $         682    $          759    $            -
  Expenses:
    Mortality and expense risk charge           (1,739)           (337)          (2,896)           (4,935)           (3,930)
    Other expense charge                          (348)            (68)            (579)             (987)             (786)
                                        ------------------------------------------------------------------------------------
Net investment income (loss)                     1,881            (405)          (2,793)           (5,163)           (4,716)

Net realized and unrealized capital
  gain (loss) on investments:
    Capital gains distributions                      -               -                -                 -                 -
    Realized capital gain (loss) on
      sales of fund shares                     (43,277)         (3,914)         (26,315)          (27,739)         (101,245)
    Change in unrealized
      appreciation/depreciation on
      investments during the year              139,340          20,217          109,190           209,275           230,461
                                        ------------------------------------------------------------------------------------
Net realized and unrealized capital
  gain (loss) on investments                    96,063          16,303           82,875           181,536           129,216
                                        ------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets from operations                $       97,944    $     15,898    $      80,082    $      176,373    $      124,500
                                        ====================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity

                      Statements of Operations (continued)

                          Year Ended December 31, 2009

                                                                                            AMERICAN
                                                            AMERICAN        AMERICAN         CENTURY
                                            AIM          CENTURY EQUITY      CENTURY       INTERNATIONAL         AMERICAN
                                          TECHNOLOGY         INCOME          HERITAGE         GROWTH          CENTURY SELECT
                                        -------------------------------------------------------------------------------------
Investment income (loss):
  Dividend distributions                $           -    $       33,817    $          -    $         4,789    $        1,059
  Expenses:
    Mortality and expense risk charge          (1,806)           (9,284)         (3,290)            (5,157)           (2,840)
    Other expense charge                         (361)           (1,857)           (658)            (1,032)             (568)
Net investment income (loss)                   (2,167)           22,676          (3,948)            (1,400)           (2,349)

Net realized and unrealized capital
 gain (loss) on investments:
    Capital gains distributions                     -                 -               -                  -                 -
    Realized capital gain (loss) on
      sales of fund shares                    (44,561)          (50,608)        (32,481)          (131,988)          (15,841)
    Change in unrealized
      appreciation/depreciation on
      investments during the year             149,275           169,055         174,711            301,243           128,265
                                        -------------------------------------------------------------------------------------
Net realized and unrealized capital
 gain (loss) on investments                   104,714           118,447         142,230            169,255           112,424
                                        -------------------------------------------------------------------------------------
Net increase (decrease) in net
 assets from operations                 $     102,547    $      141,123    $    138,282    $       167,855    $      110,075
                                        =====================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity

                      Statements of Operations (continued)

                          Year Ended December 31, 2009

                                          AMERICAN          AMERICAN          AMERICAN
                                           CENTURY           CENTURY          CENTURY
                                          STRATEGIC         STRATEGIC        STRATEGIC
                                          ALLOCATION:      ALLOCATION:       ALLOCATION:        AMERICAN      ASTON/OPTIMUM
                                          AGGRESSIVE      CONSERVATIVE        MODERATE        CENTURY ULTRA      MID CAP
                                        ------------------------------------------------------------------------------------
Investment income (loss):
  Dividend distributions                $       1,952    $        1,962    $      10,551    $          434    $       1,580
  Expenses:
    Mortality and expense risk charge          (2,431)             (861)          (4,984)           (1,161)          (4,409)
    Other expense charge                         (486)             (172)            (997)             (232)            (882)
                                        ------------------------------------------------------------------------------------
Net investment income (loss)                     (965)              929            4,570              (959)          (3,711)

Net realized and unrealized capital
 gain (loss) on investments:
    Capital gains distributions                     -                 -                -                 -                -
    Realized capital gain (loss) on
      sales of fund shares                     (5,296)           (6,158)           1,265           (15,362)         (14,780)
    Change in unrealized
      appreciation/depreciation on
      investments during the year              82,844            18,153          139,311            62,853          334,424
                                        ------------------------------------------------------------------------------------
Net realized and unrealized capital
 gain (loss) on investments                    77,548            11,995          140,576            47,491          319,644
                                        ------------------------------------------------------------------------------------
Net increase (decrease) in net
 assets from operations                 $      76,583    $       12,924    $     145,146    $       46,532    $     315,933
                                        ====================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity

                      Statements of Operations (continued)

                          Year Ended December 31, 2009

                                                            Calamos                                            Dreyfus
                                                           Growth and        Calamos           Dreyfus       General Money
                                          Baron Asset         Income        High Yield       Appreciation       Market
                                        ----------------------------------------------------------------------------------
Investment income (loss):
  Dividend distributions                $            -    $       4,430    $       3,290    $       34,788    $     3,004
  Expenses:
    Mortality and expense risk charge           (1,276)          (1,386)            (319)          (12,386)       (16,781)
    Other expense charge                          (255)            (277)             (64)           (2,478)        (3,356)
                                        ----------------------------------------------------------------------------------
Net investment income (loss)                    (1,531)           2,767            2,907            19,924        (17,133)

Net realized and unrealized capital
 gain (loss) on investments:
    Capital gains distributions                  2,494                -                -                 -              -
    Realized capital gain (loss) on
      sales of fund shares                        (829)          (2,677)            (157)         (331,393)             -
    Change in unrealized
      appreciation/depreciation on
      investments during the year               55,060           57,154           12,296           526,964              -
                                        ----------------------------------------------------------------------------------
Net realized and unrealized capital
 gain (loss) on investments                     56,725           54,477           12,139           195,571              -
                                        ----------------------------------------------------------------------------------
Net increase (decrease) in net
 assets from operations                 $       55,194    $      57,244    $      15,046    $      215,495    $   (17,133)
                                        ==================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity

                      Statements of Operations (continued)

                          Year Ended December 31, 2009

                                                                                DRYDEN                          FIDELITY ADVISOR
                                            DREYFUS           DREYFUS          SMALL-CAP         FEDERATED          DIVIDEND
                                         MID CAP VALUE     STRATEGIC VALUE    CORE EQUITY           BOND             GROWTH
                                        ----------------------------------------------------------------------------------------
Investment income (loss):
  Dividend distributions                $         1,302    $         9,903    $            -    $      25,632    $            -
  Expenses:
    Mortality and expense risk charge            (2,963)           (11,262)             (175)          (2,951)           (2,610)
    Other expense charge                           (593)            (2,253)              (35)            (591)             (522)
                                        ----------------------------------------------------------------------------------------
Net investment income (loss)                     (2,254)            (3,612)             (210)          22,090            (3,132)

Net realized and unrealized capital
 gain (loss) on investments:
    Capital gains distributions                       -                  -                 -                -               984
    Realized capital gain (loss) on
      sales of fund shares                       (7,312)           (38,968)             (264)           2,230            (3,863)
    Change in unrealized
      appreciation/depreciation on
      investments during the year               201,643            409,577             5,459           73,375           161,977
                                        ----------------------------------------------------------------------------------------
Net realized and unrealized capital
 gain (loss) on investments                     194,331            370,609             5,195           75,605           159,098
                                        ----------------------------------------------------------------------------------------
Net increase (decrease) in net
 assets from operations                 $       192,077    $       366,997    $        4,985    $      97,695    $      155,966
                                        ========================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity

                      Statements of Operations (continued)

                          Year Ended December 31, 2009

                                        FIDELITY ADVISOR
                                         INTERNATIONAL                                             FIDELITY ADVISOR GOLDMAN SACHS
                                            CAPITAL        FIDELITY ADVISOR    FIDELITY ADVISOR         VALUE         EMERGING
                                         APPRECIATION         MID CAP            REAL ESTATE          STRATEGIES    MARKETS EQUITY
                                        ------------------------------------------------------------------------------------------
Investment income (loss):
  Dividend distributions                $         1,416    $          224    $          8,484    $              -    $          -
  Expenses:
    Mortality and expense risk charge            (1,424)           (1,418)             (2,745)             (3,909)         (2,152)
    Other expense charge                           (285)             (284)               (549)               (782)           (430)
                                        ------------------------------------------------------------------------------------------
Net investment income (loss)                       (293)           (1,478)              5,190              (4,691)         (2,582)

Net realized and unrealized capital
 gain (loss) on investments:
    Capital gains distributions                   3,657                70                   -                   -               -
    Realized capital gain (loss) on
      sales of fund shares                      (10,146)           (7,696)            (65,239)            (36,870)          1,447
    Change in unrealized
      appreciation/depreciation on
      investments during the year                89,728            80,575             201,564             289,151         153,265
                                        ------------------------------------------------------------------------------------------
Net realized and unrealized capital
 gain (loss) on investments                      83,239            72,949             136,325             252,281         154,712
                                        ------------------------------------------------------------------------------------------
Net increase (decrease) in net
 assets from operations                 $        82,946    $       71,471    $        141,515    $        247,590    $    152,130
                                        ==========================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity

                      Statements of Operations (continued)

                          Year Ended December 31, 2009

                                         GOLDMAN SACHS     JANUS
                                          GOVERNMENT     INTECH RISK-      JANUS          JENNISON          JENNISON
                                           INCOME        MANAGED CORE     OVERSEAS       20/20 FOCUS      SMALL COMPANY
                                        --------------------------------------------------------------------------------
Investment income (loss):
  Dividend distributions                $      19,402    $       510    $     11,108    $            -    $          67
  Expenses:
    Mortality and expense risk charge          (5,657)          (220)        (12,270)           (4,046)            (449)
    Other expense charge                       (1,140)           (44)         (2,454)             (809)             (90)
                                        --------------------------------------------------------------------------------
Net investment income (loss)                   12,605            246          (3,616)           (4,855)            (472)

Net realized and unrealized capital
 gain (loss) on investments:
    Capital gains distributions                19,747              -               -                 -                -
    Realized capital gain (loss) on
      sales of fund shares                        848            625         (58,217)            9,086           (1,375)
    Change in unrealized
      appreciation/depreciation on
      investments during the year              (7,737)         8,195         870,075           240,989           21,643
                                        --------------------------------------------------------------------------------
Net realized and unrealized capital
 gain (loss) on investments                    12,858          8,820         811,858           250,075           20,268
                                        --------------------------------------------------------------------------------
Net increase (decrease) in net
 assets from operations                 $      25,463    $     9,066    $    808,242    $      245,220    $      19,796
                                        ================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity

                      Statements of Operations (continued)

                          Year Ended December 31, 2009

                                                           NEUBERGER         NORTHERN
                                          NEUBERGER         BERMAN         INSTITUTIONAL        NORTHERN
                                           BERMAN          SOCIALLY       GLOBAL TACTICAL      LARGE CAP         NORTHERN
                                          PARTNERS         RESPONSIVE     ASSET ALLOCATION       VALUE         SELECT EQUITY
                                        --------------------------------------------------------------------------------------
Investment income (loss):
  Dividend distributions                $       1,436    $         364    $          2,923    $       2,657    $          294
  Expenses:
    Mortality and expense risk charge            (984)            (561)               (822)            (964)             (534)
    Other expense charge                         (197)            (112)               (164)            (193)             (107)
                                        --------------------------------------------------------------------------------------
Net investment income (loss)                      255             (309)              1,937            1,500              (347)

Net realized and unrealized capital
 gain (loss) on investments:
    Capital gains distributions                     -                -                   -                -                 -
    Realized capital gain (loss) on
      sales of fund shares                      4,554           (2,090)             (5,727)         (29,699)           (5,419)
    Change in unrealized
      appreciation/depreciation on
      investments during the year              54,585           23,396              23,678           54,220            22,997
                                        --------------------------------------------------------------------------------------
Net realized and unrealized capital
 gain (loss) on investments                    59,139           21,306              17,951           24,521            17,578
                                        --------------------------------------------------------------------------------------
Net increase (decrease) in net
 assets from operations                 $      59,394    $      20,997    $         19,888    $      26,021    $       17,231
                                        ======================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity

                      Statements of Operations (continued)

                          Year Ended December 31, 2009

                                                              PIMCO
                                                           FOREIGN BOND
                                            PIMCO         (U.S. DOLLAR-         PIMCO              PIMCO            ROYCE
                                          ALL ASSET          HEDGED)         REAL RETURN       TOTAL RETURN      OPPORTUNITY
                                        --------------------------------------------------------------------------------------
Investment income (loss):
  Dividend distributions                $      45,406    $        9,176    $       69,818    $      119,079    $            -
  Expenses:
    Mortality and expense risk charge          (3,811)           (2,017)          (14,711)          (18,487)             (460)
    Other expense charge                         (762)             (404)           (2,942)           (3,698)              (92)
                                        --------------------------------------------------------------------------------------
Net investment income (loss)                   40,833             6,755            52,165            96,894              (552)

Net realized and unrealized capital
 gain (loss) on investments:
    Capital gains distributions                     -            12,268                 -            29,946                 -
    Realized capital gain (loss) on
      sales of fund shares                        273              (938)          (70,865)            2,267               113
    Change in unrealized
      appreciation/depreciation on
      investments during the year             105,382            26,844           328,745           156,221            30,887
                                        --------------------------------------------------------------------------------------
Net realized and unrealized capital
 gain (loss) on investments                   105,655            38,174           257,880           188,434            31,000
                                        --------------------------------------------------------------------------------------
Net increase (decrease) in net
 assets from operations                 $     146,488    $       44,929    $      310,045    $      285,328    $       30,448
                                        ======================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity

                      Statements of Operations (continued)

                          Year Ended December 31, 2009

                                                                                                              RYDEX ALL-CAP
                                           ROYCE VALUE       RS PARTNERS    RS TECHNOLOGY      RS VALUE        OPPORTUNITY
                                        ------------------------------------------------------------------------------------
Investment income (loss):
  Dividend distributions                $            -    $            -    $           -    $        896    $            -
  Expenses:
    Mortality and expense risk charge           (2,215)           (7,820)            (337)         (2,671)           (3,688)
    Other expense charge                          (443)           (1,564)             (68)           (534)             (738)
                                        ------------------------------------------------------------------------------------
Net investment income (loss)                    (2,658)           (9,384)            (405)         (2,309)           (4,426)

Net realized and unrealized capital
 gain (loss) on investments:
    Capital gains distributions                      -                 -                -               -                 -
    Realized capital gain (loss) on
      sales of fund shares                      (8,896)          (57,294)          (1,060)            570          (102,016)
    Change in unrealized
      appreciation/depreciation on
      investments during the year              126,618           444,814           22,126         122,192           201,004
                                        ------------------------------------------------------------------------------------
Net realized and unrealized capital
 gain (loss) on investments                    117,722           387,520           21,066         122,762            98,988
                                        ------------------------------------------------------------------------------------
Net increase (decrease) in net
 assets from operations                 $      115,064    $      378,136    $      20,661    $    120,453    $       94,562
                                        ====================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity

                      Statements of Operations (continued)

                          Year Ended December 31, 2009

                                         SECURITY ALPHA     SECURITY       SECURITY        SECURITY       SECURITY LARGE
                                          OPPORTUNITY        EQUITY         GLOBAL        HIGH YIELD        CAP VALUE
                                        ---------------------------------------------------------------------------------
Investment income (loss):
  Dividend distributions                $           -    $          -    $          -    $     115,526    $        1,631
  Expenses:
    Mortality and expense risk charge          (2,462)           (449)        (11,392)         (10,701)           (1,353)
    Other expense charge                         (493)            (90)         (2,279)          (2,140)             (271)
                                        ---------------------------------------------------------------------------------
Net investment income (loss)                   (2,955)           (539)        (13,671)         102,685                 7

Net realized and unrealized capital
 gain (loss) on investments:
    Capital gains distributions                     -               -               -                -                 -
    Realized capital gain (loss) on
      sales of fund shares                    (76,811)         (1,571)       (143,551)         103,537           (14,147)
    Change in unrealized
      appreciation/depreciation on
      investments during the year             145,032          17,750         421,482          517,863            56,038
                                        ---------------------------------------------------------------------------------
Net realized and unrealized capital
 gain (loss) on investments                    68,221          16,179         277,931          621,400            41,891
                                        ---------------------------------------------------------------------------------
Net increase (decrease) in net
 assets from operations                 $      65,266    $     15,640    $    264,260    $     724,085    $       41,898
                                        =================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity

                      Statements of Operations (continued)

                          Year Ended December 31, 2009

                                                                                                            SECURITY U.S.
                                          SECURITY MID      SECURITY MID      SECURITY      SECURITY SMALL  INTERMEDIATE
                                           CAP GROWTH        CAP VALUE       SELECT 25       CAP GROWTH        BOND
                                        ----------------------------------------------------------------------------------
Investment income (loss):
  Dividend distributions                $            -    $        4,040    $          -    $         -    $       25,526
  Expenses:
    Mortality and expense risk charge           (3,335)          (18,082)           (827)          (899)           (5,828)
    Other expense charge                          (667)           (3,617)           (166)          (180)           (1,166)
                                        ----------------------------------------------------------------------------------
Net investment income (loss)                    (4,002)          (17,659)           (993)        (1,079)           18,532

Net realized and unrealized capital
 gain (loss) on investments:
    Capital gains distributions                      -                 -               -              -                 -
    Realized capital gain (loss) on
      sales of fund shares                     (68,294)         (185,891)        (10,170)        (6,779)          (15,817)
    Change in unrealized
      appreciation/depreciation on
      investments during the year              222,428           986,979          42,070         43,399            59,938
                                        ----------------------------------------------------------------------------------
Net realized and unrealized capital
 gain (loss) on investments                    154,134           801,088          31,900         36,620            44,121
                                        ----------------------------------------------------------------------------------
Net increase (decrease) in net
 assets from operations                 $      150,132    $      783,429    $     30,907    $    35,541    $       62,653
                                        ==================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity

                      Statements of Operations (continued)

                          Year Ended December 31, 2009

                                          T. ROWE PRICE                                           VAN KAMPEN        VAN KAMPEN
                                             CAPITAL        T. ROWE PRICE      VAN KAMPEN         EQUITY AND          MID CAP
                                          APPRECIATION       GROWTH STOCK       COMSTOCK           INCOME             GROWTH
                                        ----------------------------------------------------------------------------------------
Investment income (loss):
  Dividend distributions                $        10,686    $             -    $       26,752    $       41,617    $           -
  Expenses:
    Mortality and expense risk charge            (3,032)            (6,665)          (13,144)          (14,389)            (698)
    Other expense charge                           (607)            (1,333)           (2,629)           (2,878)            (140)
                                        ----------------------------------------------------------------------------------------
Net investment income (loss)                      7,047             (7,998)           10,979            24,350             (838)

Net realized and unrealized capital
 gain (loss) on investments:
    Capital gains distributions                       -                  -                 -                 -                -
    Realized capital gain (loss) on
      sales of fund shares                       (2,010)           (30,503)         (488,879)           (7,956)            (707)
    Change in unrealized
      appreciation/depreciation on
      investments during the year               108,911            358,611           791,709           413,839           44,216
                                        ----------------------------------------------------------------------------------------
Net realized and unrealized capital
 gain (loss) on investments                     106,901            328,108           302,830           405,883           43,509
                                        ----------------------------------------------------------------------------------------
Net increase (decrease) in net
 assets from operations                 $       113,948    $       320,110    $      313,809    $      430,233    $      42,671
                                        ========================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity

                      Statements of Operations (continued)

                          Year Ended December 31, 2009

                                                           WELLS FARGO                         WELLS FARGO
                                          WELLS FARGO       ADVANTAGE         WELLS FARGO       ADVANTAGE
                                          ADVANTAGE           LARGE            ADVANTAGE        SMALL CAP
                                            GROWTH         COMPANY CORE       OPPORTUNITY         VALUE
                                        ---------------------------------------------------------------------
Investment income (loss):
  Dividend distributions                $            -    $          394    $          423    $        7,652
  Expenses:
    Mortality and expense risk charge           (2,171)             (494)           (1,116)           (9,496)
    Other expense charge                          (434)              (99)             (223)           (1,899)
                                        ---------------------------------------------------------------------
Net investment income (loss)                    (2,605)             (199)             (916)           (3,743)

Net realized and unrealized capital
 gain (loss) on investments:
    Capital gains distributions                      -                 -                 -                 -
    Realized capital gain (loss) on
      sales of fund shares                      (7,508)           (1,554)             (604)          (32,569)
    Change in unrealized
      appreciation/depreciation on
      investments during the year              126,962            25,907            59,894           591,754
                                        ---------------------------------------------------------------------
Net realized and unrealized capital
 gain (loss) on investments                    119,454            24,353            59,290           559,185
                                        ---------------------------------------------------------------------
Net increase (decrease) in net
 assets from operations                 $      116,849    $       24,154    $       58,374    $      555,442

See accompanying notes.

                         Variable Annuity Account XIV -
                   Security Benefit Advisor Variable Annuity

                      Statements of Changes in Net Assets

                     Years Ended December 31, 2009 and 2008

                                            AIM BASIC VALUE                 AIM DYNAMICS
                                          2009           2008           2009           2008
                                      ----------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)      $    1,881    $     (2,015)   $      (405)   $       (918)
    Capital gains distributions                -          22,423              -               -
    Realized capital gain (loss) on
       sales of fund shares              (43,277)        (24,248)        (3,914)        (16,944)
    Change in unrealized
       appreciation/depreciation on
       investments during the year       139,340        (195,890)        20,217         (42,370)
                                      ----------------------------------------------------------
  Net increase (decrease) in
     net assets from operations           97,944        (199,730)        15,898         (60,232)

  From contract owner
    transactions:
    Variable annuity deposits             44,073          56,458          8,646           9,085
    Contract owner maintenance
       charges                            (1,925)         (1,675)          (290)         (1,182)
    Terminations and withdrawals         (38,971)        (11,354)        (1,213)         (8,198)
    Transfers between
       subaccounts, net                  (18,688)        (11,916)        (6,642)        (48,555)
                                      ----------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                         (15,511)         31,513            501         (48,850)
                                      ----------------------------------------------------------
Net increase (decrease) in net
 assets                                   82,433        (168,217)        16,399        (109,082)
Net assets at beginning of year          188,108         356,325         41,264         150,346
                                      ----------------------------------------------------------
Net assets at end of year             $  270,541    $    188,108    $    57,663    $     41,264
                                      ==========================================================

                                           AIM LARGE CAP GROWTH            AIM MID CAP CORE EQUITY
                                           2009             2008            2009             2008
                                       --------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)       $     (2,793)   $     (4,685)   $      (5,163)   $       (577)
    Capital gains distributions                   -               -                -          27,226
    Realized capital gain (loss) on
       sales of fund shares                 (26,315)          3,582          (27,739)        (28,115)
    Change in unrealized
       appreciation/depreciation on
       investments during the year          109,190        (244,853)         209,275        (217,397)
                                       --------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations              80,082        (245,956)         176,373        (218,863)

  From contract owner
    transactions:
    Variable annuity deposits                41,361          52,350          191,686          69,744
    Contract owner maintenance
       charges                               (5,286)         (4,397)          (2,483)         (3,965)
    Terminations and withdrawals            (66,616)        (21,994)         (26,602)        (46,095)
    Transfers between
       subaccounts, net                     (20,130)        (16,714)         (53,181)         11,349
                                       --------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                            (50,671)          9,245          109,420          31,033
                                       --------------------------------------------------------------
Net increase (decrease) in net
 assets                                      29,411        (236,711)         285,793        (187,830)
Net assets at beginning of year             406,267         642,978          554,536         742,364
                                       --------------------------------------------------------------
Net assets at end of year              $    435,678    $    406,267    $     840,329    $    554,536
                                       ==============================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity

                 Statements of Changes in Net Assets (continued)

                     Years Ended December 31, 2009 and 2008

                                         AIM SMALL CAP GROWTH                AIM TECHNOLOGY
                                        2009               2008            2009            2008
                                      -------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)      $    (4,716)   $       (5,662)   $    (2,167)   $     (2,957)
    Capital gains distributions                 -            25,690              -               -
    Realized capital gain (loss) on
       sales of fund shares              (101,245)          (13,512)       (44,561)         (1,313)
    Change in unrealized
       appreciation/depreciation on
       investments during the year        230,461          (299,007)       149,275        (192,061)
                                      -------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations           124,500          (292,491)       102,547        (196,331)

  From contract owner
    transactions:
    Variable annuity deposits              95,593           120,280         25,015          35,633
    Contract owner maintenance
       charges                             (3,645)           (3,398)        (3,549)         (2,283)
    Terminations and withdrawals          (15,844)          (11,044)       (59,069)         (6,943)
    Transfers between
       subaccounts, net                  (131,687)           83,913        (30,230)        (23,881)
                                      -------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                          (55,583)          189,751        (67,833)          2,526
                                      -------------------------------------------------------------
Net increase (decrease) in net
 assets                                    68,917          (102,740)        34,714        (193,805)
Net assets at beginning of year           545,630           648,370        252,781         446,586
                                      -------------------------------------------------------------
Net assets at end of year             $   614,547    $      545,630    $   287,495    $    252,781
                                      =============================================================

                                        AMERICAN CENTURY EQUITY INCOME     AMERICAN CENTURY HERITAGE
                                          2009               2008            2009             2008
                                      -----------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)      $      22,676    $      29,594    $       (3,948)   $     (1,131)
    Capital gains distributions                   -                -                 -               -
    Realized capital gain (loss) on
       sales of fund shares                 (50,608)         (39,669)          (32,481)        (11,917)
    Change in unrealized
       appreciation/depreciation on
       investments during the year          169,055         (285,756)          174,711        (273,948)
                                      -----------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations             141,123         (295,831)          138,282        (286,996)

  From contract owner
    transactions:
    Variable annuity deposits               325,834          179,655           142,340         113,185
    Contract owner maintenance
       charges                               (4,582)          (6,794)           (3,261)         (2,531)
    Terminations and withdrawals            (49,271)         (67,560)          (38,533)         (7,328)
    Transfers between
       subaccounts, net                     (68,629)        (104,658)          (20,375)        (11,399)
                                      -----------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                            203,352              643            80,171          91,927
                                      -----------------------------------------------------------------
Net increase (decrease) in net
 assets                                     344,475         (295,188)          218,453        (195,069)
Net assets at beginning of year           1,155,921        1,451,109           349,748         544,817
                                      -----------------------------------------------------------------
Net assets at end of year             $   1,500,396    $   1,155,921    $      568,201    $    349,748
                                      =================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity

                 Statements of Changes in Net Assets (continued)

                     Years Ended December 31, 2009 and 2008

                                           AMERICAN CENTURY
                                         INTERNATIONAL GROWTH              AMERICAN CENTURY SELECT
                                         2009            2008               2009             2008
                                      --------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)      $   (1,400)   $        2,085    $      (2,349)   $     (1,390)
    Capital gains distributions                -             4,612                -               -
    Realized capital gain (loss) on
       sales of fund shares             (131,988)          (22,539)         (15,841)         (6,318)
    Change in unrealized
       appreciation/depreciation on
       investments during the year       301,243          (625,247)         128,265        (210,169)
                                      --------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations          167,855          (641,089)         110,075        (217,877)

  From contract owner
    transactions:
    Variable annuity deposits            148,799           119,558           43,306          54,729
    Contract owner maintenance
       charges                            (6,793)           (8,391)          (1,248)         (1,378)
    Terminations and withdrawals        (145,158)          (44,641)         (21,958)         (7,666)
    Transfers between
       subaccounts, net                  (23,223)         (164,929)         (16,603)          3,735
                                      --------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                         (26,375)          (98,403)           3,497          49,420
                                      --------------------------------------------------------------
Net increase (decrease) in net
 assets                                  141,480          (739,492)         113,572        (168,457)
Net assets at beginning of year          714,900         1,454,392          335,021         503,478
                                      --------------------------------------------------------------
Net assets at end of year             $  856,380    $      714,900    $     448,593    $    335,021
                                      ==============================================================

                                           AMERICAN CENTURY STRATEGIC        AMERICAN CENTURY STRATEGIC
                                             ALLOCATION: AGGRESSIVE           ALLOCATION: CONSERVATIVE
                                             2009             2008             2009             2008
                                      ------------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)      $          (965)   $      1,848    $          929    $      2,209
    Capital gains distributions                     -           1,348                 -             511
    Realized capital gain (loss) on
       sales of fund shares                    (5,296)        (48,208)           (6,158)         (2,691)
    Change in unrealized
       appreciation/depreciation on
       investments during the year             82,844         (34,835)           18,153          (7,665)
                                      ------------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations                76,583         (79,847)           12,924          (7,636)

  From contract owner
    transactions:
    Variable annuity deposits                 115,562         279,022            52,728          20,288
    Contract owner maintenance
       charges                                 (1,588)         (1,261)             (790)         (1,286)
    Terminations and withdrawals               (7,899)         (4,568)              (27)           (384)
    Transfers between
       subaccounts, net                         7,678        (333,842)          (51,623)          8,776
                                      ------------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                              113,753         (60,649)              288          27,394
                                      ------------------------------------------------------------------
Net increase (decrease) in net
 assets                                       190,336        (140,496)           13,212          19,758
Net assets at beginning of year               240,379         380,875           150,728         130,970
                                      ------------------------------------------------------------------
Net assets at end of year             $       430,715    $    240,379    $      163,940    $    150,728
                                      ==================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity

                 Statements of Changes in Net Assets (continued)

                     Years Ended December 31, 2009 and 2008

                                       AMERICAN CENTURY STRATEGIC
                                         ALLOCATION: MODERATE             AMERICAN CENTURY ULTRA
                                         2009            2008             2009              2008
                                      --------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)      $      4,570    $       2,259    $       (959)   $     (1,229)
    Capital gains distributions                  -               15               -               -
    Realized capital gain (loss) on
       sales of fund shares                  1,265           (3,441)        (15,362)        (17,761)
    Change in unrealized
       appreciation/depreciation on
       investments during the year         139,311          (36,440)         62,853         (75,516)
                                      --------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations            145,146          (37,607)         46,532         (94,506)

  From contract owner
    transactions:
    Variable annuity deposits              520,751          331,108          41,184          46,412
    Contract owner maintenance
       charges                              (4,655)            (889)         (1,059)         (1,819)
    Terminations and withdrawals            (4,915)               -          (1,612)        (13,797)
    Transfers between
       subaccounts, net                     88,979           15,742         (23,228)         (3,687)
                                      --------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                           600,160          345,961          15,285          27,109
                                      --------------------------------------------------------------
Net increase (decrease) in net
 assets                                    745,306          308,354          61,817         (67,397)
Net assets at beginning of year            312,622            4,268         134,810         202,207
                                      --------------------------------------------------------------
Net assets at end of year             $  1,057,928    $     312,622    $    196,627    $    134,810
                                      ==============================================================

                                          ASTON/OPTIMUM MID CAP                BARON ASSET
                                          2009             2008           2009           2008
                                      -------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)      $      (3,711)   $      7,248    $    (1,531)   $     (1,128)
    Capital gains distributions                   -               -          2,494           5,575
    Realized capital gain (loss) on
       sales of fund shares                 (14,780)        (21,240)          (829)         (8,339)
    Change in unrealized
       appreciation/depreciation on
       investments during the year          334,424        (252,462)        55,060         (49,691)
                                      -------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations             315,933        (266,454)        55,194         (53,583)

  From contract owner
    transactions:
    Variable annuity deposits                93,524         153,954         83,056          66,893
    Contract owner maintenance
       charges                                 (899)           (436)        (1,179)           (612)
    Terminations and withdrawals             (4,036)        (20,752)        (1,982)           (112)
    Transfers between
       subaccounts, net                     (30,265)         16,174          2,811         (55,234)
                                      -------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                             58,324         148,940         82,706          10,935
                                      -------------------------------------------------------------
Net increase (decrease) in net
 assets                                     374,257        (117,514)       137,900         (42,648)
Net assets at beginning of year             443,292         560,806        103,097         145,745
                                      -------------------------------------------------------------
Net assets at end of year             $     817,549    $    443,292    $   240,997    $    103,097
                                      =============================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity

                 Statements of Changes in Net Assets (continued)

                     Years Ended December 31, 2009 and 2008

                                        CALAMOS GROWTH AND INCOME           CALAMOS HIGH YIELD
                                          2009            2008             2009            2008
                                      ------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)      $      2,767    $         961    $     2,907    $     3,734
    Capital gains distributions                  -                -              -            737
    Realized capital gain (loss) on
       sales of fund shares                 (2,677)          (1,316)          (157)       (13,690)
    Change in unrealized
       appreciation/depreciation on
       investments during the year          57,154          (31,177)        12,296         (8,203)
                                      ------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations             57,244          (31,532)        15,046        (17,422)

  From contract owner
    transactions:
    Variable annuity deposits               70,848           60,567         18,379         18,023
    Contract owner maintenance
       charges                              (2,129)            (557)          (775)          (625)
    Terminations and withdrawals           (19,216)            (947)        (9,748)       (12,861)
    Transfers between
       subaccounts, net                     52,996           58,984         11,249          9,034
                                      ------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                           102,499          118,047         19,105         13,571
                                      ------------------------------------------------------------
Net increase (decrease) in net
 assets                                    159,743           86,515         34,151         (3,851)
Net assets at beginning of year            119,862           33,347         24,292         28,143
                                      ------------------------------------------------------------
Net assets at end of year             $    279,605    $     119,862    $    58,443    $    24,292
                                      ============================================================

                                           DREYFUS APPRECIATION            DREYFUS GENERAL MONEY MARKET
                                          2009              2008             2009                2008
                                       --------------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)       $      19,924    $      23,323    $       (17,133)   $       18,511
    Capital gains distributions                    -           75,435                  -                 -
    Realized capital gain (loss) on
       sales of fund shares                 (331,393)         (16,700)                 -                 -
    Change in unrealized
       appreciation/depreciation on
       investments during the year           526,964         (980,133)                 -                 -
                                       --------------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations              215,495         (898,075)           (17,133)           18,511

  From contract owner
    transactions:
    Variable annuity deposits                172,972          219,483          1,143,434           730,182
    Contract owner maintenance
       charges                                (5,849)          (8,929)           (21,139)          (19,102)
    Terminations and withdrawals             (91,236)         (62,325)          (346,505)         (202,629)
    Transfers between
       subaccounts, net                     (291,798)          18,897           (470,641)          222,939
                                       --------------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                            (215,911)         167,126            305,149           731,390
                                       --------------------------------------------------------------------
Net increase (decrease) in net
 assets                                         (416)        (730,949)           288,016           749,901
Net assets at beginning of year            1,857,342        2,588,291          1,921,686         1,171,785
                                       --------------------------------------------------------------------
Net assets at end of year              $   1,856,926    $   1,857,342    $     2,209,702    $    1,921,686
                                       ====================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity

                 Statements of Changes in Net Assets (continued)

                     Years Ended December 31, 2009 and 2008

                                         DREYFUS MID CAP VALUE             DREYFUS STRATEGIC VALUE
                                         2009             2008             2009               2008
                                      ----------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)      $    (2,254)   $       (2,977)   $      (3,612)   $       2,876
    Capital gains distributions                 -                 -                                 -
    Realized capital gain (loss) on
       sales of fund shares                (7,312)          (24,383)         (38,968)         (40,056)
    Change in unrealized
       appreciation/depreciation on
       investments during the year        201,643          (157,367)         409,577         (580,833)
                                      ----------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations           192,077          (184,727)         366,997         (618,013)

  From contract owner
    transactions:
    Variable annuity deposits              64,229            74,184          221,345          344,735
    Contract owner maintenance
       charges                             (1,957)           (2,291)          (6,963)          (5,503)
    Terminations and withdrawals          (10,945)          (14,181)         (58,216)         (51,186)
    Transfers between
       subaccounts, net                    (5,963)          (36,599)           4,335          113,294
                                      ----------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                           45,364            21,113          160,501          401,340
                                      ----------------------------------------------------------------
Net increase (decrease) in net
 assets                                   237,441          (163,614)         527,498         (216,673)
Net assets at beginning of year           279,419           443,033        1,236,404        1,453,077
                                      ----------------------------------------------------------------
Net assets at end of year             $   516,860    $      279,419    $   1,763,902    $   1,236,404
                                      ================================================================

                                        DRYDEN SMALL-CAP CORE EQUITY          FEDERATED BOND
                                            2009           2008            2009            2008
                                        -----------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)        $      (210)   $          75    $    22,090    $     6,004
    Capital gains distributions                   -                -              -              -
    Realized capital gain (loss) on
       sales of fund shares                    (264)            (101)         2,230         (2,884)
    Change in unrealized
       appreciation/depreciation on
       investments during the year            5,459             (954)        73,375        (10,646)
                                        -----------------------------------------------------------
  Net increase (decrease) in
     net assets from operations               4,985             (980)        97,695         (7,526)

  From contract owner
    transactions:
    Variable annuity deposits                 9,452           13,596         82,370        131,313
    Contract owner maintenance
       charges                                 (146)             (78)        (2,243)          (564)
    Terminations and withdrawals               (158)               -         (6,175)          (264)
    Transfers between
       subaccounts, net                       7,520            4,608        188,881        (71,903)
                                        -----------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                             16,668           18,126        262,833         58,582
                                        -----------------------------------------------------------
Net increase (decrease) in net
 assets                                      21,653           17,146        360,528         51,056
Net assets at beginning of year              17,569              423        164,772        113,716
                                        -----------------------------------------------------------
Net assets at end of year               $    39,222    $      17,569    $   525,300    $   164,772
                                        ===========================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity

                 Statements of Changes in Net Assets (continued)

                     Years Ended December 31, 2009 and 2008

                                                                             FIDELITY ADVISOR INTERNATIONAL
                                        FIDELITY ADVISOR DIVIDEND GROWTH           CAPITAL APPRECIATION
                                           2009              2008               2009                2008
                                      ------------------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)      $       (3,132)   $            380    $          (293)   $       (2,089)
    Capital gains distributions                  984               3,756              3,657                 -
    Realized capital gain (loss) on
       sales of fund shares                   (3,863)            (10,118)           (10,146)          (13,858)
    Change in unrealized
       appreciation/depreciation on
       investments during the year           161,977            (192,192)            89,728          (160,808)
                                      ------------------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations              155,966            (198,174)            82,946          (176,755)

  From contract owner
    transactions:
    Variable annuity deposits                 54,694              37,384              3,383             3,015
    Contract owner maintenance
       charges                                (1,679)             (1,556)              (501)             (711)
    Terminations and withdrawals              (7,526)             (3,446)            (5,849)           (4,668)
    Transfers between
       subaccounts, net                        6,988             (13,590)            (6,364)          (27,241)
                                      ------------------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                              52,477              18,792             (9,331)          (29,605)
                                      ------------------------------------------------------------------------
Net increase (decrease) in net
 assets                                      208,443            (179,382)            73,615          (206,360)
Net assets at beginning of year              245,885             425,267            157,609           363,969
                                      ------------------------------------------------------------------------
Net assets at end of year             $      454,328    $        245,885    $       231,224     $     157,609
                                      ========================================================================

                                          FIDELITY ADVISOR MID CAP        FIDELITY ADVISOR REAL ESTATE
                                           2009              2008           2009                2008
                                       ------------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)       $      (1,478)   $     (2,313)   $        5,190     $       4,666
    Capital gains distributions                   70           1,824                 -             1,041
    Realized capital gain (loss) on
       sales of fund shares                   (7,696)        (24,501)          (65,239)          (46,604)
    Change in unrealized
       appreciation/depreciation on
       investments during the year            80,575        (153,365)          201,564          (199,202)
                                       ------------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations               71,471        (178,355)          141,515          (240,099)

  From contract owner
    transactions:
    Variable annuity deposits                 17,569          18,817            79,440           135,285
    Contract owner maintenance
       charges                                  (518)           (630)           (3,240)           (3,726)
    Terminations and withdrawals              (7,487)         (1,707)          (22,866)          (45,920)
    Transfers between
       subaccounts, net                        4,616         (24,987)          (51,720)           (1,762)
                                       ------------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                              14,180          (8,507)            1,614            83,877
                                       ------------------------------------------------------------------
Net increase (decrease) in net
 assets                                       85,651        (186,862)          143,129          (156,222)
Net assets at beginning of year              144,262         331,124           352,515           508,737
                                       ------------------------------------------------------------------
Net assets at end of year              $     229,913    $    144,262    $      495,644     $     352,515
                                       ==================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity

                 Statements of Changes in Net Assets (continued)

                     Years Ended December 31, 2009 and 2008

                                                                              GOLDMAN SACHS EMERGING
                                      FIDELITY ADVISOR VALUE STRATEGIES           MARKETS EQUITY
                                          2009               2008              2009            2008
                                      -------------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)      $     (4,691)   $        (3,978)    $      (2,582)   $       1,176
    Capital gains distributions                  -                  -                 -           24,157
    Realized capital gain (loss) on
       sales of fund shares                (36,870)           (34,740)            1,447          (50,964)
    Change in unrealized
       appreciation/depreciation on
       investments during the year         289,151           (369,243)          153,265          (73,220)
                                      -------------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations            247,590           (407,961)          152,130          (98,851)

  From contract owner
    transactions:
    Variable annuity deposits               64,867             94,351           142,818          107,171
    Contract owner maintenance
       charges                              (3,533)            (4,241)           (2,755)            (862)
    Terminations and withdrawals           (53,008)           (19,023)          (24,895)          (1,086)
    Transfers between
       subaccounts, net                     (2,418)           (18,035)          119,813           (1,471)
                                      -------------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                             5,908             53,052           234,981          103,752
                                      -------------------------------------------------------------------
Net increase (decrease) in net
 assets                                    253,498           (354,909)          387,111            4,901
Net assets at beginning of year            398,597            753,506           116,821          111,920
                                      -------------------------------------------------------------------
Net assets at end of year             $    652,095    $       398,597     $     503,932    $     116,821
                                      ===================================================================

                                               GOLDMAN SACHS                 JANUS INTECH RISK-
                                             GOVERNMENT INCOME                  MANAGED CORE
                                         2009               2008            2009          2008
                                       -----------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)       $      12,605    $      6,026    $       246    $       17
    Capital gains distributions               19,747           1,097              -             -
    Realized capital gain (loss) on
       sales of fund shares                      848           5,446            625        (1,390)
    Change in unrealized
       appreciation/depreciation on
       investments during the year            (7,737)           (791)         8,195        (1,466)
                                       -----------------------------------------------------------
  Net increase (decrease) in
     net assets from operations               25,463          11,778          9,066        (2,839)

  From contract owner
    transactions:
    Variable annuity deposits                386,018         191,946          7,616         1,833
    Contract owner maintenance
       charges                                (5,778)         (1,280)          (213)          (39)
    Terminations and withdrawals              (5,911)         (3,908)             -             -
    Transfers between
       subaccounts, net                      622,031        (228,028)        16,683        (8,373)
                                       -----------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                             996,360         (41,270)        24,086        (6,579)
                                       -----------------------------------------------------------
Net increase (decrease) in net
 assets                                    1,021,823         (29,492)        33,152        (9,418)
Net assets at beginning of year              299,672         329,164          5,337        14,755
                                       -----------------------------------------------------------
Net assets at end of year              $   1,321,495    $    299,672    $    38,489    $    5,337
                                       ===========================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity

                 Statements of Changes in Net Assets (continued)

                     Years Ended December 31, 2009 and 2008

                                          JANUS OVERSEAS                  JENNISON 20/20 FOCUS
                                        2009           2008               2009            2008
                                      --------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)      $     (3,616)   $      (10,292)   $    (4,855)   $     (1,252)
    Capital gains distributions                  -           186,670              -              59
    Realized capital gain (loss) on
       sales of fund shares                (58,217)          (29,123)         9,086          (8,451)
    Change in unrealized
       appreciation/depreciation on
       investments during the year         870,075          (901,807)       240,989         (79,865)
                                      --------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations            808,242          (754,552)       245,220         (89,509)

  From contract owner
    transactions:
    Variable annuity deposits              863,214           446,739        435,294         194,602
    Contract owner maintenance
       charges                              (6,829)           (2,598)        (3,356)           (934)
    Terminations and withdrawals           (82,014)          (27,397)       (59,217)         (1,106)
    Transfers between
       subaccounts, net                   (395,367)          221,397         46,819          67,356
                                      --------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                           379,004           638,141        419,540         259,918
                                      --------------------------------------------------------------
Net increase (decrease) in net
 assets                                  1,187,246          (116,411)       664,760         170,409
Net assets at beginning of year          1,067,206         1,183,617        252,823          82,414
                                      --------------------------------------------------------------
Net assets at end of year             $  2,254,452    $    1,067,206    $   917,583    $    252,823
                                      ==============================================================

                                           JENNISON SMALL COMPANY          NEUBERGER BERMAN PARTNERS
                                            2009            2008            2009               2008
                                       ---------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)       $         (472)   $      (306)   $          255    $      (136)
    Capital gains distributions                     -          3,244                 -            431
    Realized capital gain (loss) on
       sales of fund shares                    (1,375)        (1,495)            4,554        (10,477)
    Change in unrealized
       appreciation/depreciation on
       investments during the year             21,643        (26,820)           54,585        (16,855)
                                       ---------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations                19,796        (25,377)           59,394        (27,037)

  From contract owner
    transactions:
    Variable annuity deposits                  18,418         23,723            80,742         40,430
    Contract owner maintenance
       charges                                   (472)          (508)             (388)          (185)
    Terminations and withdrawals                 (418)        (1,297)           (4,388)        (8,621)
    Transfers between
       subaccounts, net                        (3,707)       (27,517)           53,935         14,634
                                       ---------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                               13,821         (5,599)          129,901         46,258
                                       ---------------------------------------------------------------
Net increase (decrease) in net
 assets                                        33,617        (30,976)          189,295         19,221
Net assets at beginning of year                45,674         76,650            35,532         16,311
                                       ---------------------------------------------------------------
Net assets at end of year              $       79,291    $    45,674    $      224,827    $    35,532
                                       ===============================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity

                 Statements of Changes in Net Assets (continued)

                     Years Ended December 31, 2009 and 2008

                                           NEUBERGER BERMAN             NORTHERN INSTITUTIONAL GLOBAL
                                          SOCIALLY RESPONSIVE            TACTICAL ASSET ALLOCATION
                                          2009           2008             2009               2008
                                      ----------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)      $     (309)   $         (70)   $         1,937    $       2,146
    Capital gains distributions                -              739                  -                -
    Realized capital gain (loss) on
       sales of fund shares               (2,090)              19             (5,727)          (2,652)
    Change in unrealized
       appreciation/depreciation on
       investments during the year        23,396          (22,382)            23,678          (23,429)
                                      ----------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations           20,997          (21,694)            19,888          (23,935)

  From contract owner
    transactions:
    Variable annuity deposits             35,097           40,963             43,844           12,369
    Contract owner maintenance
       charges                              (421)            (199)              (732)            (693)
    Terminations and withdrawals            (633)         (11,376)              (497)          (1,847)
    Transfers between
       subaccounts, net                   (3,538)           4,984            (11,816)          (4,076)
                                      ----------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                          30,505           34,372             30,799            5,753
                                      ----------------------------------------------------------------
Net increase (decrease) in net
 assets                                   51,502           12,678             50,687          (18,182)
Net assets at beginning of year           54,879           42,201             89,215          107,397
                                      ----------------------------------------------------------------
Net assets at end of year             $  106,381    $      54,879    $       139,902    $      89,215
                                      ================================================================


                                           NORTHERN LARGE CAP VALUE           NORTHERN SELECT EQUITY
                                            2009              2008             2009             2008
                                       ----------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)       $        1,500    $     2,998      $       (347)   $       (305)
    Capital gains distributions                     -              -                 -               -
    Realized capital gain (loss) on
       sales of fund shares                   (29,699)       (11,925)           (5,419)           (436)
    Change in unrealized
       appreciation/depreciation on
       investments during the year             54,220        (65,864)           22,997         (37,190)
                                       ----------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations                26,021        (74,791)           17,231         (37,931)

  From contract owner
    transactions:
    Variable annuity deposits                  12,982         16,994            13,110          20,370
    Contract owner maintenance
       charges                                 (1,021)        (1,100)             (501)           (398)
    Terminations and withdrawals              (34,422)        (2,779)           (2,876)              -
    Transfers between
       subaccounts, net                        (5,074)       (19,668)          (14,397)          9,258
                                       ----------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                              (27,535)        (6,553)           (4,664)         29,230
                                       ----------------------------------------------------------------
Net increase (decrease) in net
 assets                                        (1,514)       (81,344)           12,567          (8,701)
Net assets at beginning of year               136,129        217,473            70,939          79,640
                                       ----------------------------------------------------------------
Net assets at end of year              $      134,615    $   136,129      $     83,506    $     70,939
                                       ================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity

                 Statements of Changes in Net Assets (continued)

                     Years Ended December 31, 2009 and 2008

                                                                          PIMCO FOREIGN BOND
                                           PIMCO ALL ASSET               (U.S. DOLLAR-HEDGED)
                                         2009           2008             2009           2008
                                      -----------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)      $   40,833    $       6,462    $     6,755    $      2,897
    Capital gains distributions                -                -         12,268           8,539
    Realized capital gain (loss) on
       sales of fund shares                  273          (20,082)          (938)         (2,133)
    Change in unrealized
       appreciation/depreciation on
       investments during the year       105,382          (26,474)        26,844         (16,360)
                                      -----------------------------------------------------------
  Net increase (decrease) in
     net assets from operations          146,488          (40,094)        44,929          (7,057)

  From contract owner
    transactions:
    Variable annuity deposits            126,369           47,735         72,069          69,966
    Contract owner maintenance
       charges                            (2,637)            (960)        (1,782)         (1,007)
    Terminations and withdrawals         (11,602)         (15,062)        (5,065)         (4,007)
    Transfers between
       subaccounts, net                  318,339          137,883         78,863          63,097
                                      -----------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                         430,469          169,596        144,085         128,049
                                      -----------------------------------------------------------
Net increase (decrease) in net
 assets                                  576,957          129,502        189,014         120,992
Net assets at beginning of year          132,915            3,413        160,570          39,578
                                      -----------------------------------------------------------
Net assets at end of year             $  709,872    $     132,915    $   349,584    $    160,570
                                      ===========================================================


                                             PIMCO REAL RETURN                  PIMCO TOTAL RETURN
                                          2009              2008               2009            2008
                                       -----------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)       $      52,165    $      42,853    $      96,894    $      54,093
    Capital gains distributions                    -           82,661           29,946           91,168
    Realized capital gain (loss) on
       sales of fund shares                  (70,865)         (18,232)           2,267           (7,931)
    Change in unrealized
       appreciation/depreciation on
       investments during the year           328,745         (294,666)         156,221          (93,329)
                                       -----------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations              310,045         (187,384)         285,328           44,001

  From contract owner
    transactions:
    Variable annuity deposits                323,622          356,997          568,716          645,380
    Contract owner maintenance
       charges                               (10,554)         (22,450)         (14,060)         (12,511)
    Terminations and withdrawals            (200,490)        (386,834)         (95,706)        (139,153)
    Transfers between
       subaccounts, net                     (273,539)         842,981          356,033          378,930
                                       -----------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                            (160,961)         790,694          814,983          872,646
                                       -----------------------------------------------------------------
Net increase (decrease) in net
 assets                                      149,084          603,310        1,100,311          916,647
Net assets at beginning of year            2,074,491        1,471,181        1,876,233          959,586
                                       -----------------------------------------------------------------
Net assets at end of year              $   2,223,575    $   2,074,491    $   2,976,544    $   1,876,233
                                       =================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity

                 Statements of Changes in Net Assets (continued)

                     Years Ended December 31, 2009 and 2008

                                          ROYCE OPPORTUNITY                  ROYCE VALUE
                                         2009            2008           2009           2008
                                      -----------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)      $     (552)   $         (43)   $    (2,658)   $     (1,534)
    Capital gains distributions                -            2,570              -               -
    Realized capital gain (loss) on
       sales of fund shares                  113          (13,525)        (8,896)        (12,909)
    Change in unrealized
       appreciation/depreciation on
       investments during the year        30,887          (13,859)       126,618         (71,710)
                                      -----------------------------------------------------------
  Net increase (decrease) in
     net assets from operations           30,448          (24,857)       115,064         (86,153)

  From contract owner
    transactions:
    Variable annuity deposits             11,987           27,652        179,644          85,272
    Contract owner maintenance
       charges                              (218)            (108)        (1,387)           (528)
    Terminations and withdrawals             (61)               -        (26,255)           (451)
    Transfers between
       subaccounts, net                  (43,953)         (13,570)       (16,939)         62,001
                                      -----------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                         (32,245)          13,974        135,063         146,294
                                      -----------------------------------------------------------
Net increase (decrease) in net
 assets                                   (1,797)         (10,883)       250,127          60,141
Net assets at beginning of year           45,942           56,825        181,783         121,642
                                      -----------------------------------------------------------
Net assets at end of year             $   44,145    $      45,942    $   431,910    $    181,783
                                      ===========================================================

                                               RS PARTNERS                     RS TECHNOLOGY
                                           2009            2008             2009           2008
                                      -------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)      $      (9,384)   $     (10,621)   $      (405)   $       (86)
    Capital gains distributions                   -           39,548              -            107
    Realized capital gain (loss) on
       sales of fund shares                 (57,294)         (72,014)        (1,060)        (3,034)
    Change in unrealized
       appreciation/depreciation on
       investments during the year          444,814         (497,398)        22,126         (6,429)
                                      -------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations             378,136         (540,485)        20,661         (9,442)

  From contract owner
    transactions:
    Variable annuity deposits               130,867          261,164          5,420          7,079
    Contract owner maintenance
       charges                               (6,806)          (7,527)          (484)           (95)
    Terminations and withdrawals            (78,965)         (47,902)        (5,604)          (162)
    Transfers between
       subaccounts, net                     (77,874)        (208,012)        89,068          3,034
                                      -------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                            (32,778)          (2,277)        88,400          9,856
                                      -------------------------------------------------------------
Net increase (decrease) in net
 assets                                     345,358         (542,762)       109,061            414
Net assets at beginning of year             880,158        1,422,920         11,637         11,223
                                      -------------------------------------------------------------
Net assets at end of year             $   1,225,516    $     880,158    $   120,698    $    11,637
                                      =============================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity

                 Statements of Changes in Net Assets (continued)

                     Years Ended December 31, 2009 and 2008


                                                RS VALUE                   RYDEX ALL-CAP OPPORTUNITY
                                          2009           2008               2009               2008
                                      -----------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)      $   (2,309)   $          (365)   $       (4,426)   $      (5,891)
    Capital gains distributions                -              3,656                 -                -
    Realized capital gain (loss) on
       sales of fund shares                  570             (4,013)         (102,016)           9,918
    Change in unrealized
       appreciation/depreciation on
       investments during the year       122,192            (43,347)          201,004         (379,272)
                                      -----------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations          120,453            (44,069)           94,562         (375,245)

  From contract owner
    transactions:
    Variable annuity deposits            202,910            211,773           157,637          254,123
    Contract owner maintenance
       charges                            (2,915)              (498)           (9,157)          (8,373)
    Terminations and withdrawals          (7,781)              (155)         (241,047)         (45,583)
    Transfers between
       subaccounts, net                  (32,507)           (11,450)          (39,390)        (311,825)
                                      -----------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                         159,707            199,670          (131,957)        (111,658)
                                      -----------------------------------------------------------------
Net increase (decrease) in net
 assets                                  280,160            155,601           (37,395)        (486,903)
Net assets at beginning of year          223,851             68,250           566,097        1,053,000
                                      -----------------------------------------------------------------
Net assets at end of year             $  504,011    $       223,851    $      528,702    $     566,097
                                      =================================================================

                                           SECURITY ALPHA OPPORTUNITY          SECURITY EQUITY
                                              2009            2008           2009            2008
                                      ---------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)      $        (2,955)   $     (4,847)   $      (539)   $       (421)
    Capital gains distributions                     -               -              -             187
    Realized capital gain (loss) on
       sales of fund shares                   (76,811)        (97,911)        (1,571)         (8,944)
    Change in unrealized
       appreciation/depreciation on
       investments during the year            145,032        (153,844)        17,750         (18,920)
                                      ---------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations                65,266        (256,602)        15,640         (28,098)

  From contract owner
    transactions:
    Variable annuity deposits                      13          70,179          7,900          21,400
    Contract owner maintenance
       charges                                 (2,801)         (2,885)          (390)           (535)
    Terminations and withdrawals              (42,863)         (3,425)        (1,106)         (4,625)
    Transfers between
       subaccounts, net                      (112,440)        (29,283)        (1,586)            501
                                      ---------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                             (158,091)         34,586          4,818          16,741
                                      ---------------------------------------------------------------
Net increase (decrease) in net
 assets                                       (92,825)       (222,016)        20,458         (11,357)
                                      ---------------------------------------------------------------
Net assets at beginning of year               388,775         610,791         52,189          63,546
Net assets at end of year             $       295,950    $    388,775    $    72,647    $     52,189
                                      ===============================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity

                 Statements of Changes in Net Assets (continued)

                     Years Ended December 31, 2009 and 2008


                                              SECURITY GLOBAL                SECURITY HIGH YIELD
                                           2009            2008             2009             2008
                                      ----------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)      $    (13,671)   $      (13,214)   $     102,685    $     36,312
    Capital gains distributions                  -            10,373                -               -
    Realized capital gain (loss) on
       sales of fund shares               (143,551)         (102,230)         103,537         (51,015)
    Change in unrealized
       appreciation/depreciation on
       investments during the year         421,482          (753,163)         517,863        (171,758)
                                      ----------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations            264,260          (858,234)         724,085        (186,461)

  From contract owner
    transactions:
    Variable annuity deposits              303,849           355,769          179,822         228,770
    Contract owner maintenance
       charges                              (8,752)          (12,629)         (10,311)         (3,408)
    Terminations and withdrawals          (105,428)         (150,168)         (51,033)        (15,239)
    Transfers between
       subaccounts, net                    (94,714)          (30,917)         324,107           5,844
                                      ----------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                            94,955           162,055          442,585         215,967
                                      ----------------------------------------------------------------
Net increase (decrease) in net
 assets                                    359,215          (696,179)       1,166,670          29,506
Net assets at beginning of year          1,460,997         2,157,176          492,334         462,828
                                      ----------------------------------------------------------------
Net assets at end of year             $  1,820,212    $    1,460,997    $   1,659,004    $    492,334
                                      ================================================================

                                             SECURITY LARGE CAP VALUE         SECURITY MID CAP GROWTH
                                               2009            2008             2009            2008
                                         ---------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)         $           7    $     (1,806)   $      (4,002)   $     (4,164)
    Capital gains distributions                      -           1,184                -           3,218
    Realized capital gain (loss) on
       sales of fund shares                    (14,147)        (60,985)         (68,294)        (66,338)
    Change in unrealized
       appreciation/depreciation on
       investments during the year              56,038        (104,914)         222,428        (159,456)
                                         ---------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations                 41,898        (166,521)         150,132        (226,740)

  From contract owner
    transactions:
    Variable annuity deposits                   22,969          53,885           66,493          79,131
    Contract owner maintenance
       charges                                  (1,794)         (3,200)          (4,287)         (4,625)
    Terminations and withdrawals               (14,798)        (35,678)         (22,752)        (38,508)
    Transfers between
       subaccounts, net                          7,266        (116,031)          42,217         (40,240)
                                         ---------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                                13,643        (101,024)          81,671          (4,242)
                                         ---------------------------------------------------------------
Net increase (decrease) in net
 assets                                         55,541        (267,545)         231,803        (230,982)
Net assets at beginning of year                158,140         425,685          317,914         548,896
                                         ---------------------------------------------------------------
Net assets at end of year                $     213,681    $    158,140    $     549,717    $    317,914
                                         ===============================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity

                 Statements of Changes in Net Assets (continued)

                     Years Ended December 31, 2009 and 2008

                                          SECURITY MID CAP VALUE             SECURITY SELECT 25
                                          2009              2008            2009            2008
                                      ---------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)      $    (17,659)   $      (11,196)   $      (993)   $      (1,463)
    Capital gains distributions                  -           246,275              -                -
    Realized capital gain (loss) on
       sales of fund shares               (185,891)          (77,293)       (10,170)         (23,963)
    Change in unrealized
       appreciation/depreciation on
       investments during the year         986,979          (999,094)        42,070          (47,957)
                                      ---------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations            783,429          (841,308)        30,907          (73,383)

  From contract owner
    transactions:
    Variable annuity deposits              309,513           357,214         14,428           23,410
    Contract owner maintenance
       charges                             (13,603)          (18,034)        (1,030)          (2,963)
    Terminations and withdrawals          (176,890)         (221,184)        (6,473)         (36,995)
    Transfers between
       subaccounts, net                    (18,845)         (142,215)        (9,823)           3,187
                                      ---------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                           100,175           (24,219)        (2,898)         (13,361)
                                      ---------------------------------------------------------------
Net increase (decrease) in net
 assets                                    883,604          (865,527)        28,009          (86,744)
Net assets at beginning of year          2,155,486         3,021,013        103,077          189,821
                                      ---------------------------------------------------------------
Net assets at end of year             $  3,039,090    $    2,155,486    $   131,086    $     103,077
                                      ===============================================================


                                            SECURITY SMALL CAP GROWTH     SECURITY U.S. INTERMEDIATE BOND
                                               2009            2008           2009             2008
                                        -----------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)        $       (1,079)   $    (1,327)   $     18,532    $         9,801
    Capital gains distributions                      -            789               -                  -
    Realized capital gain (loss) on
       sales of fund shares                     (6,779)        (4,509)        (15,817)            (6,267)
    Change in unrealized
       appreciation/depreciation on
       investments during the year              43,399        (89,546)         59,938            (32,519)
                                        -----------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations                 35,541        (94,593)         62,653            (28,985)

  From contract owner
    transactions:
    Variable annuity deposits                   14,233         22,506         109,398             24,272
    Contract owner maintenance
       charges                                  (1,200)        (1,600)         (5,472)            (2,041)
    Terminations and withdrawals               (10,218)        (9,940)       (115,645)           (21,814)
    Transfers between
       subaccounts, net                         (1,450)        (2,303)        605,677            (37,354)
                                        -----------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                                 1,365          8,663         593,958            (36,937)
                                        -----------------------------------------------------------------
Net increase (decrease) in net
 assets                                         36,906        (85,930)        656,611            (65,922)
Net assets at beginning of year                104,124        190,054         198,855            264,777
                                        -----------------------------------------------------------------
Net assets at end of year               $      141,030    $   104,124    $    855,466    $       198,855
                                        =================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity

                 Statements of Changes in Net Assets (continued)

                     Years Ended December 31, 2009 and 2008

                                              T. ROWE PRICE
                                           CAPITAL APPRECIATION         T. ROWE PRICE GROWTH STOCK
                                          2009             2008           2009               2008
                                       --------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)       $    7,047    $       5,991    $       (7,998)   $     (5,844)
    Capital gains distributions                 -            2,903                 -           2,288
    Realized capital gain (loss) on
       sales of fund shares                (2,010)          (5,605)          (30,503)         (9,560)
    Change in unrealized
       appreciation/depreciation on
       investments during the year        108,911          (43,598)          358,611        (361,538)
                                       --------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations           113,948          (40,309)          320,110        (374,654)

  From contract owner
    transactions:
    Variable annuity deposits             126,271          298,936           227,987         228,456
    Contract owner maintenance
       charges                             (2,328)            (556)           (4,604)         (2,760)
    Terminations and withdrawals           (8,779)          (3,171)          (24,183)        (36,057)
    Transfers between
       subaccounts, net                    18,232          (36,723)          (92,939)        277,419
                                       --------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                          133,396          258,486           106,261         467,058
                                       --------------------------------------------------------------
Net increase (decrease) in net
 assets                                   247,344          218,177           426,371          92,404
Net assets at beginning of year           302,694           84,517           694,086         601,682
                                       --------------------------------------------------------------
Net assets at end of year              $  550,038    $     302,694    $    1,120,457    $    694,086
                                       ==============================================================


                                             VAN KAMPEN COMSTOCK            VAN KAMPEN EQUITY AND INCOME
                                            2009             2008             2009               2008
                                       ------------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)       $      10,979    $       32,719    $      24,350    $      33,376
    Capital gains distributions                    -            25,492                -            1,594
    Realized capital gain (loss) on
       sales of fund shares                 (488,879)          (54,939)          (7,956)         (35,194)
    Change in unrealized
       appreciation/depreciation on
       investments during the year           791,709        (1,123,969)         413,839         (462,001)
                                       ------------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations              313,809        (1,120,697)         430,233         (462,225)

  From contract owner
    transactions:
    Variable annuity deposits                221,050           360,380          535,856          516,812
    Contract owner maintenance
       charges                               (11,882)          (17,138)         (14,505)         (13,936)
    Terminations and withdrawals             (95,660)         (147,439)         (75,494)        (107,475)
    Transfers between
       subaccounts, net                     (527,422)          130,615          (27,346)        (465,798)
                                       ------------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                            (413,914)          326,418          418,511          (70,397)
                                       ------------------------------------------------------------------
Net increase (decrease) in net
 assets                                     (100,105)         (794,279)         848,744         (532,622)
Net assets at beginning of year            2,085,069         2,879,348        1,533,647        2,066,269
                                       ------------------------------------------------------------------
Net assets at end of year              $   1,984,964    $    2,085,069    $   2,382,391    $   1,533,647
                                       ==================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity

                 Statements of Changes in Net Assets (continued)

                     Years Ended December 31, 2009 and 2008


                                         VAN KAMPEN MID CAP GROWTH         WELLS FARGO ADVANTAGE GROWTH
                                            2009             2008             2009             2008
                                       ----------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)       $         (838)   $        (944)   $     (2,605)   $     (2,045)
    Capital gains distributions                     -              762               -               -
    Realized capital gain (loss) on
       sales of fund shares                      (707)            (720)         (7,508)         (5,144)
    Change in unrealized
       appreciation/depreciation on
       investments during the year             44,216          (61,701)        126,962        (111,134)
                                       ----------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations                42,671          (62,603)        116,849        (118,323)

  From contract owner
    transactions:
    Variable annuity deposits                   6,134           15,327          68,719          98,258
    Contract owner maintenance
       charges                                   (623)            (788)         (2,628)         (2,324)
    Terminations and withdrawals               (2,486)          (5,611)        (24,342)        (13,118)
    Transfers between
       subaccounts, net                          (562)         125,300         (55,858)         64,342
                                       ----------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                                2,463          134,228         (14,109)        147,158
                                       ----------------------------------------------------------------
Net increase (decrease) in net
 assets                                        45,134           71,625         102,740          28,835
Net assets at beginning of year                71,625                -         240,306         211,471
                                       ----------------------------------------------------------------
Net assets at end of year              $      116,759    $      71,625    $    343,046    $    240,306
                                       ================================================================

                                              WELLS FARGO ADVANTAGE                WELLS FARGO
                                              LARGE COMPANY CORE              ADVANTAGE OPPORTUNITY
                                             2009            2008            2009             2008
                                        --------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)        $         (199)   $       106     $       (916)   $      (681)
    Capital gains distributions                      -              -                -              -
    Realized capital gain (loss) on
       sales of fund shares                     (1,554)          (959)            (604)        (1,729)
    Change in unrealized
       appreciation/depreciation on
       investments during the year              25,907        (25,308)          59,894        (33,535)
                                        --------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations                 24,154        (26,161)          58,374        (35,945)

  From contract owner
    transactions:
    Variable annuity deposits                   38,427         10,482           37,553         33,887
    Contract owner maintenance
       charges                                    (376)          (423)            (943)          (517)
    Terminations and withdrawals                (9,951)        (4,003)          (1,172)        (2,441)
    Transfers between
       subaccounts, net                         14,610           (198)          19,461         12,631
                                        --------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                                42,710          5,858           54,899         43,560
                                        --------------------------------------------------------------
Net increase (decrease) in net
 assets                                         66,864        (20,303)         113,273          7,615
Net assets at beginning of year                 39,826         60,129           87,675         80,060
                                        --------------------------------------------------------------
Net assets at end of year               $      106,690    $    39,826     $    200,948    $    87,675
                                        ==============================================================

See accompanying notes.

                    Variable Annuity Account XIV -
              Security Benefit Advisor Variable Annuity

           Statements of Changes in Net Assets (continued)

                Years Ended December 31, 2009 and 2008

                                                   WELLS FARGO ADVANTAGE
                                                       SMALL CAP VALUE
                                                   2009            2008
                                           -------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)           $      (3,743)   $     (11,620)
    Capital gains distributions                        -                -
    Realized capital gain (loss) on
       sales of fund shares                      (32,569)         (22,039)
    Change in unrealized
       appreciation/depreciation on
       investments during the year               591,754         (573,555)
                                           -------------------------------
  Net increase (decrease) in
     net assets from operations                  555,442         (607,214)

  From contract owner
    transactions:
    Variable annuity deposits                    227,433          217,094
    Contract owner maintenance
       charges                                    (5,283)          (4,275)
    Terminations and withdrawals                 (45,630)         (37,758)
    Transfers between
       subaccounts, net                          (57,412)          91,537
                                           -------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                                 119,108          266,595
                                           -------------------------------
Net increase (decrease) in net
 assets                                          674,550         (340,619)
Net assets at beginning of year                1,017,084        1,357,703
                                           -------------------------------
Net assets at end of year                  $   1,691,634    $   1,017,084
                                           ===============================

See accompanying notes.

                    Variable Annuity Account XIV -
              Security Benefit Advisor Variable Annuity of Security Benefit Life Insurance Company

              Notes to Financial Statements (continued)

                    Notes to Financial Statements

                          December 31, 2009

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Security Benefit Advisor Variable Annuity (APVA) is a deferred variable annuity contract offered by Security Benefit Life Insurance Company (SBL). Purchase payments for APVA are allocated to one or more of the subaccounts that comprise Variable Annuity Account XIV (the Account), a separate account of SBL. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. As directed by the owners, amounts may be invested in a designated mutual fund as follows:

     SUBACCOUNT                                               MUTUAL FUND
--------------------------------------------------------------------------------------------------------
AIM Basic Value                           AIM Basic Value Fund - Class A
AIM Dynamics                              AIM Dynamics Fund - Class A
AIM Large Cap Growth                      AIM Large Cap Growth Fund - Class A
AIM Mid Cap Core Equity                   AIM Mid Cap Core Equity Fund - Class A
AIM Small Cap Growth                      AIM Small Cap Growth Fund - Class A
AIM Technology                            AIM Technology Fund - Class A
American Century Equity Income            American Century Equity Income Fund - Class A
American Century Heritage                 American Century Heritage Fund - Class A
American Century International Growth     American Century International Growth Fund - Class A
American Century Select                   American Century Select Fund - Class A
American Century Strategic Allocation:    American Century Strategic Allocation: Aggressive - Class A
  Aggressive
American Century Strategic Allocation:    American Century Strategic Allocation: Conservative - Class A
  Conservative
American Century Strategic Allocation:    American Century Strategic Allocation: Moderate - Class A
  Moderate
American Century Ultra                    American Century Ultra Fund - Class A
Aston/Optimum Mid Cap                     Aston/Optimum Mid Cap Fund - Class N
Baron Asset                               Baron Asset
Calamos Growth and Income                 Calamos Growth and Income Fund - Class A
Calamos High Yield                        Calamos High Yield - Class A
Dreyfus Appreciation                      Dreyfus Appreciation Fund
Dreyfus General Money Market              Dreyfus General Money Market Fund - Class B
Dreyfus Mid Cap Value (1)                 Dreyfus Midcap Value Fund
Dreyfus Strategic Value (1)               Dreyfus Strategic Value Fund - Class A
Dryden Small-Cap Core Equity              Dryden Small-Cap Core Equity - Class A
Federated Bond                            Federated Bond - Class A
Fidelity Advisor Dividend Growth          Fidelity Advisor Dividend Growth - Class T

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

          SUBACCOUNT                                                    MUTUAL FUND
----------------------------------------------------------------------------------------------------------------------
Fidelity Advisor International Capital         Fidelity Advisor International Capital Appreciation Fund - Class T
  Appreciation
Fidelity Advisor Mid Cap                       Fidelity Advisor Mid Cap Fund - Class T
Fidelity Advisor Real Estate                   Fidelity Advisor Real Estate Fund - Class T
Fidelity Advisor Value Strategies              Fidelity Advisor Value Strategies Fund - Class T
Goldman Sachs Emerging Markets Equity          Goldman Sachs Emerging Markets Equity Fund - Service Class
Goldman Sachs Government Income                Goldman Sachs Government Income Fund - Service Class
Janus INTECH Risk-Managed Core (2)             Janus Adviser INTECH Risk-Managed Core - Class S
Janus Overseas (2)                             Janus Overseas - Class S
Jennison 20/20 Focus                           Jennison 20/20 Focus - Class A
Jennison Small Company                         Jennison Small Company - Class A
Neuberger Berman Partners                      Neuberger Berman Partners - Advisor Class
Neuberger Berman Socially Responsive           Neuberger Berman Socially Responsive - Trust Class
Northern Institutional Global Tactical Asset   Northern Institutional Global Tactical Asset Allocation Fund - Class A
  Allocation
Northern Large Cap Value                       Northern Large Cap Value
Northern Select Equity                         Northern Select Equity Fund
PIMCO All Asset                                PIMCO All Asset - Class R
PIMCO Foreign Bond (U.S. Dollar-Hedged)        PIMCO Foreign Bond (U.S. Dollar-Hedged) - Class R
PIMCO Real Return                              PIMCO Real Return Fund - Class R
PIMCO Total Return                             PIMCO Total Return Fund - Class R
Royce Opportunity                              Royce Opportunity - Service Class
Royce Value                                    Royce Value - Service Class
RS Partners                                    RS Partners Fund - Class A
RS Technology                                  RS Technology - Class A
RS Value                                       RS Value - Class A
Rydex All-Cap Opportunity (1)                  Rydex All-Cap Opportunity Fund - Class H
Security Alpha Opportunity (3)                 Security Alpha Opportunity Fund - Class A
Security Equity                                Security Equity Fund - Class A
Security Global                                Security Global Fund - Class A
Security High Yield                            Security High Yield Fund - Class A
Security Large Cap Value                       Security Large Cap Value Fund - Class A
Security Mid Cap Growth                        Security Mid Cap Growth Fund - Class A
Security Mid Cap Value                         Security Mid Cap Value Fund - Class A
Security Select 25                             Security Select 25 Fund - Class A
Security Small Cap Growth                      Security Small Cap Growth Fund - Class A
Security U.S. Intermediate Bond                Security U.S. Intermediate Bond Fund - Class A
T. Rowe Price Capital Appreciation             T. Rowe Price Capital Appreciation - Advisor Class
T. Rowe Price Growth Stock                     T. Rowe Price Growth Stock - Class R
Van Kampen Comstock                            Van Kampen Comstock Fund - Class A
Van Kampen Equity and Income                   Van Kampen Equity and Income Fund - Class A
Van Kampen Mid Cap Growth                      Van Kampen Mid Cap Growth Fund - Class A

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

           SUBACCOUNT                                                 MUTUAL FUND
----------------------------------------------------------------------------------------------------
Wells Fargo Advantage Growth                Wells Fargo Advantage Growth Fund - Class A
Wells Fargo Advantage Large Company         Wells Fargo Advantage Large Company Core Fund - Class A
 Core (1)
Wells Fargo Advantage Opportunity           Wells Fargo Advantage Opportunity Fund - Class A
Wells Fargo Advantage Small Cap Value       Wells Fargo Advantage Small Cap Value Fund - Class A

(1) Prior to May 1, 2009, these subaccounts were Dreyfus Premier Mid Cap Value, Dreyfus Premier Strategic Value, Rydex Sector Rotation, and Wells Fargo Advantage Growth and Income, respectively.
(2) Prior to July 6, 2009, these subaccounts were Janus Advisor INTECH Risk-Managed Core and Janus Adviser International Growth, respectively.
(3) No longer available for investment.

Effective July 17, 2009, the Security Fund subaccounts in this Account will be marketed with the name of "Rydex | SGI". The legal name of each subaccount will maintain the Security Fund title.

During 2009, Security Capital Preservation fund merged into Security U.S. Intermediate Bond. Pursuant to the plan of reorganization approved by the Security Capital Preservation Fund, the Security U.S. Intermediate Bond acquired all of the net assets of the Security Capital Preservation Fund, which totaled $858,938 on the closing date of the reorganization, November 20, 2009. A total of 114,679 shares were exchanged from the Security Capital Preservation Fund. In exchange for the assets of the Security Capital Preservation Fund, 223,684 shares of Security U.S. Intermediate Bond were issued to shareholders of record immediately after the closing date.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from SBL's other assets and liabilities. The portion of the Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business SBL may conduct.

Invesco AIM Advisors, Inc. has engaged AIM Funds Management Inc., Invesco Global Asset Management (N.A.), Inc., Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc., Invesco Hong Kong Limited, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Asset Management Deutschland GmbH, and Invesco Australia Limited to provide subadvisory services to AIM Basic Value Fund, AIM Dynamics Fund, AIM Large Cap Growth Fund, AIM Mid Cap Core Equity Fund, AIM Small Cap Growth Fund and AIM Technology Fund. American Century Investment Management, Inc. serves as investment advisor of American Century Equity Income Fund, American Century Heritage Fund, American Century International Growth Fund, American Century Select Fund, American Century Strategic Allocation: Aggressive, American Century Strategic Allocation: Conservative, American Century Strategic Allocation:
Moderate, and American Century Ultra Fund. The Aston Asset Management LLC has

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

engaged Optimum Investment Advisors, LLC to provide subadvisory services to Aston/Optimum Mid Cap Fund. BAMCO, Inc. serves as investment advisor for Baron Asset. Calamos Advisors LLC serves as investment advisor for Calamos Growth and Income Fund and Calamos High Yield Fund. The Dreyfus Corporation serves as investment advisor of Dreyfus Appreciation Fund, Inc., Dreyfus General Money Market Fund, Dreyfus Mid Cap Value Fund, and Dreyfus Strategic Value Fund. Quantitative Management Associates LLC serves as investment advisor for Dryden Small- Cap Core Equity. Federated Investment Management Company serves as investment advisor for Federated Bond. Fidelity Management & Research Company serves as investment advisor for Fidelity Advisor Dividend Growth Fund, Fidelity Advisor International Capital Appreciation Fund, Fidelity Advisor Mid Cap Fund, Fidelity Advisor Real Estate Fund, and Fidelity Advisor Value Strategies Fund. Goldman Sachs Asset Management, L.P. serves as investment advisor for Goldman Sachs Emerging Markets Equity Fund and Goldman Sachs Government Income Fund. Janus Capital Management serves as investment advisor for Janus ITECH Risk-Managed Core and Janus Overseas. Jennison Associates, L.L.C. serves as investment advisor for Jennison 20/20 Focus and Jennison Small Company. Neuberger Berman Management LLC has engaged Neuberger Berman, LLC to provide subadvisory services to Neuberger Berman Partners and Neuberger Berman Socially Responsive. Northern Trust Investments, N.A. serves as investment advisor for Northern Institutional Global Tactical Asset Allocation Fund, Northern Large Cap Value Fund and Northern Select Equity Fund. Pacific Investment Management Company LLC serves as investment advisor of PIMCO All Asset, PIMCO Foreign Bond (U.S. Dollar-Hedged) Fund, PIMCO Real Return Fund and PIMCO Total Return Fund. Royce & Associates, LLC serves as investment advisor of Royce Opportunity and Royce Value. RS Investment Management Co. LLC serves as investment advisor for RS Partners Fund, RS Technology and RS Value. Rydex Investments serves as investment advisor of Rydex All-Cap Opportunity Fund. Under the terms of the investment advisory contract, investment portfolios of the underlying mutual funds are managed by Security Investors, LLC (SI), a limited liability company controlled by its members and Security Benefit Corporation. SI serves as investment advisor for Security Equity Fund, Security High Yield Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, Security Mid Cap Value Fund, Security Select 25 Fund, Security Small Cap Growth Fund and Security U.S. Intermediate Bond Fund. SI has engaged Security Global Investors, LLC and Mainstream Investment Advisers, LLC to provide subadvisory services to Security Alpha Opportunity Fund and Security Global Investors, LLC to provide subadvisory services to Security Global Fund. T. Rowe Price serves as investment advisor of
T. Rowe Price Capital Appreciation and T. Rowe Price Growth Stock. Van Kampen Asset Management serves as investment advisor of Van Kampen Comstock Fund, Van Kampen Equity and Income Fund, and Van Kampen Mid Cap Growth Fund. Wells Fargo Funds Management, LLC has engaged Wells Capital Management Incorporated to provide subadvisory services to Wells Fargo Advantage Growth Fund, Wells Fargo Advantage Opportunity Fund and

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Wells Fargo Advantage Small Cap Value Fund and has engaged Matrix Asset Advisors, Inc. to provide subadvisory services for Wells Fargo Advantage Large Company Core Fund.

INVESTMENT VALUATION

Investments in mutual fund shares are carried in the statements of net assets at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold.

The cost of investments purchased and proceeds from investments sold for the year ended December 31, 2009 were as follows:

                                                                  COST OF         PROCEEDS
SUBACCOUNT                                                       PURCHASES      FROM SALES
-------------------------------------------------------------------------------------------
AIM Basic Value                                              $      67,364   $      80,994
AIM Dynamics                                                         8,886           8,790
AIM Large Cap Growth                                                39,607          93,071
AIM Mid Cap Core Equity                                            197,484          93,227
AIM Small Cap Growth                                                86,792         147,091
AIM Technology                                                      31,393         101,393
American Century Equity Income                                     374,726         148,698
American Century Heritage                                          281,156         204,933
American Century International Growth                              235,058         262,833
American Century Select                                             49,508          48,360
American Century Strategic Allocation: Aggressive                  137,632          24,844
American Century Strategic Allocation: Conservative                109,685         108,468
American Century Strategic Allocation: Moderate                    637,922          33,192
American Century Ultra                                              42,351          28,025
Aston/Optimum Mid Cap                                              125,343          70,730
Baron Asset                                                         91,268           7,599
Calamos Growth and Income                                          124,005          18,739
Calamos High Yield                                                  47,500          25,488
Dreyfus Appreciation                                               370,863         566,850
Dreyfus General Money Market                                     1,464,129       1,176,113
Dreyfus Mid Cap Value                                               80,284          37,174
Dreyfus Strategic Value                                            316,510         159,621
Dryden Small-Cap Core Equity                                        18,178           1,720

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


                                                               COST OF         PROCEEDS
SUBACCOUNT                                                    PURCHASES       FROM SALES
-----------------------------------------------------------------------------------------
Federated Bond                                            $      322,019   $      37,096
Fidelity Advisor Dividend Growth                                  74,445          24,116
Fidelity Advisor International Capital Appreciation                8,022          13,989
Fidelity Advisor Mid Cap                                          26,575          13,803
Fidelity Advisor Real Estate                                      98,830          92,026
Fidelity Advisor Value Strategies                                 81,292          80,075
Goldman Sachs Emerging Markets Equity                            368,522         136,123
Goldman Sachs Government Income                                1,069,114          40,402
Janus INTECH Risk-Managed Core                                    63,523          39,191
Janus Overseas                                                 2,544,006       2,168,618
Jennison 20/20 Focus                                             612,493         197,808
Jennison Small Company                                            18,576           5,227
Neuberger Berman Partners                                        185,904          55,748
Neuberger Berman Socially Responsive                              41,456          11,260
Northern Institutional Global Tactical Asset Allocation           53,311          20,575
Northern Large Cap Value                                          15,682          41,717
Northern Select Equity                                            13,246          18,257
PIMCO All Asset                                                  560,864          89,562
PIMCO Foreign Bond (U.S. Dollar-Hedged)                          215,661          52,553
PIMCO Real Return                                                640,256         749,052
PIMCO Total Return                                             1,281,417         339,594
Royce Opportunity                                                 18,759          51,556
Royce Value                                                      225,085          92,680
RS Partners                                                      109,967         152,129
RS Technology                                                     97,473           9,478

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                                                   COST OF       PROCEEDS
SUBACCOUNT                                        PURCHASES     FROM SALES
---------------------------------------------------------------------------
RS Value                                       $     192,524   $    35,126
Rydex All-Cap Opportunity                            159,207       295,590
Security Alpha Opportunity                                 -       161,046
Security Equity                                        7,837         3,558
Security Global                                      285,830       204,546
Security High Yield                                1,314,981       769,711
Security Large Cap Value                              57,055        43,405
Security Mid Cap Growth                              207,363       129,694
Security Mid Cap Value                               468,363       385,847
Security Select 25                                    13,999        17,890
Security Small Cap Growth                             14,674        14,388
Security U.S. Intermediate Bond                      993,424       380,934
T. Rowe Price Capital Appreciation                   175,142        34,699
T. Rowe Price Growth Stock                           234,306       136,043
Van Kampen Comstock                                  219,216       622,151
Van Kampen Equity and Income                         545,971       103,110
Van Kampen Mid Cap Growth                              8,464         6,839
Wells Fargo Advantage Growth                          78,473        95,187
Wells Fargo Advantage Large Company Core              73,699        31,188
Wells Fargo Advantage Opportunity                     58,363         4,380
Wells Fargo Advantage Small Cap Value                252,218       136,853

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ANNUITY RESERVES

As of December 31, 2009, annuity reserves have not been established because there are no contracts that have matured and are in the payout stage. Such reserves would be computed on the basis of published mortality tables using assumed interest rates that will provide reserves as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity reserves, and any resulting adjustment is either charged or credited to SBL and not to the Account.

REINVESTMENT OF DIVIDENDS

Dividend and capital gains distributions paid by the mutual fund to the Account are reinvested in additional shares of each respective fund. Dividend income and capital gains distributions are recorded as income on the ex-dividend date.

FEDERAL INCOME TAXES

The operations of the Account are included in the federal income tax return of SBL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, SBL does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Account for federal income taxes. SBL will review periodically the status of this policy in the event of changes in the tax law.

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

RECENTLY ADOPTED ACCOUNTING STANDARDS

In June 2009, the FASB issued SFAS No. 168, The FASB Accounting Standards Codification(TM) and the Hierarchy of Generally Accepted Accounting Principles, which was subsequently incorporated into ASC 105-10, Generally Accepted Accounting Principles - Overall. This guidance replaced SFAS No. 162, The Hierarchy of Generally Accepted Accounting Principles, and established the FASB Accounting Standards Codification(TM) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP. This guidance replaced previous guidance related to the same issue and became effective for interim and annual reporting periods ending after September 15, 2009. The Account adopted the guidance and it did not have a material impact on the financial statements.

In May 2009, the FASB issued new guidance that established general accounting standards and disclosure for events occurring subsequent to the balance sheet date but before the financial statements are issued. This guidance is effective for interim and annual accounting periods ending after June 15, 2009. The Account adopted this guidance for its December 31, 2009 financial statements and has evaluated the impact of subsequent events through the date at which financial statements were issued. The adoption of this guidance did not have a material impact on the financial statements.

FAIR VALUE MEASUREMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels:

       o LEVEL 1 - Unadjusted quoted prices in active markets for identical assets or liabilities.

       o LEVEL 2 - Inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly.

       o LEVEL 3 - Unobservable inputs for the asset or liability reflecting internal assumptions.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The Account invests in shares of open-end mutual funds, which process contract owner-directed purchases, sales and transfers on a daily basis at the fund's computed net asset values (NAV). The fair value of the Account's assets is based on the NAVs of mutual funds, which are obtained from the custodian and reflect the fair values of the mutual fund investments. The NAV is calculated daily and is based on the fair values of the underlying securities.

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund. That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund. As a result, the quoted NAV of the mutual fund is to be considered quoted prices in active markets.

The Account's financial assets are recorded at fair value on the statements of net assets and are categorized as Level 1 as of December 31, 2009 based on the priority of the inputs to the valuation technique above. The Account had no financial liabilities as of December 31, 2009.

2. VARIABLE ANNUITY CONTRACT CHARGES

SBL deducts a daily administrative charge equal to an annual rate of 0.15% of the average daily net assets value. Additionally, SBL deducts an account administration charge of $30 annually, except for certain contracts based on a minimum account value and the period of time the contract has been in force. The mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of ranging from 0.75% to .90% of the average daily net asset value. Additionally, SBL deducts an amount for each rider, equal to a percentage of the contract value, not to exceed a total charge of 1.55% of the contract value.

When applicable, an amount for premium taxes is deducted as provided by pertinent state law either from purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

3. SUMMARY OF UNIT TRANSACTIONS

The changes in units outstanding for the years ended December 31, 2009 and 2008 were as follows:

                                           2009                                  2008
                         --------------------------------------   --------------------------------------
                                                         NET                                      NET
                              UNITS          UNITS    INCREASE       UNITS        UNITS        INCREASE
SUBACCOUNT                   ISSUED        REDEEMED  (DECREASE)     ISSUED      REDEEMED      (DECREASE)
---------------------------------------------------------------   --------------------------------------
AIM Basic Value                 15,818      (16,352)      (534)     13,224       (8,309)          4,915
AIM Dynamics                     2,104       (1,962)       142      31,551      (22,740)          8,811
AIM Large Cap Growth            12,073      (21,110)    (9,037)     14,935      (10,162)          4,773
AIM Mid Cap Core Equity         26,806      (13,523)    13,283      18,627      (14,474)          4,153
AIM Small Cap Growth            26,588      (37,699)   (11,111)     38,103      (12,309)         25,794
AIM Technology                  15,020      (38,118)   (23,098)     27,190      (21,855)          5,335
American Century Equity
  Income                        45,915      (22,825)    23,090      30,883      (26,720)          4,163
American Century Heritage       36,770      (26,020)    10,750      26,491      (17,649)          8,842
American Century
  International Growth          49,945      (57,566)    (7,621)     45,912      (53,556)         (7,644)
American Century Select         16,034      (13,578)     2,456      21,935      (12,926)          9,009
American Century Strategic
  Allocation: Aggressive        23,846       (7,402)    16,444      35,110      (35,383)          (273)
American Century Strategic
  Allocation: Conservative      14,043      (14,235)      (192)     37,784      (32,396)          5,388
American Century Strategic
  Allocation: Moderate          87,728       (9,216)    78,512      44,229       (3,670)         40,559
American Century Ultra           6,664       (4,270)     2,394       7,793       (4,645)          3,148
Aston/Optimum Mid Cap           25,933      (14,729)    11,204      39,173      (17,006)         22,167
Baron Asset                     17,050       (2,651)    14,399      14,007      (10,698)          3,309
Calamos Growth and
  Income                        17,076       (3,888)    13,188      15,765       (1,805)         13,960
Calamos High Yield               5,564       (3,113)     2,451      13,524      (12,866)            658
Dreyfus Appreciation            93,440     (134,802)   (41,362)     58,579      (31,103)         27,476
Dreyfus General Money
  Market                       251,838     (209,212)    42,626     285,353     (197,290)         88,063
Dreyfus Mid Cap Value           12,924       (5,057)     7,867      10,949       (7,519)          3,430
Dreyfus Strategic Value         61,122      (32,374)    28,748      75,082      (32,853)         42,229
Dryden Small-Cap Core
  Equity                         3,669         (685)     2,984       3,094          (93)          3,001
Federated Bond                  39,677       (8,747)    30,930      18,526      (10,809)          7,717
Fidelity Advisor Dividend
  Growth                        17,979       (4,831)    13,148       8,651       (5,083)          3,613

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

3. SUMMARY OF UNIT TRANSACTIONS (CONTINUED)

                                             2009                                 2008
                               ---------------------------------   ----------------------------------
                                                          NET                                   NET
                                UNITS        UNITS      INCREASE      UNITS        UNITS     INCREASE
SUBACCOUNT                     ISSUED      REDEEMED    (DECREASE)    ISSUED      REDEEMED   (DECREASE)
------------------------------------------------------------------------------------------------------
Fidelity Advisor
  International Capital
  Appreciation                     1,209       (1,687)       (478)      2,086       (4,298)   (2,212)
Fidelity Advisor Mid Cap           5,187       (2,029)      3,158       4,565       (5,777)   (1,212)
Fidelity Advisor Real Estate      15,588      (13,002)      2,586      20,861      (14,813)    6,048
Fidelity Advisor Value
  Strategies                      16,172      (11,317)      4,855      18,998      (11,398)    7,600
Goldman Sachs Emerging
  Markets Equity                  50,559      (18,655)     31,904      30,810      (18,695)   12,115
Goldman Sachs
  Government Income              107,762       (8,664)     99,098      29,615      (32,747)   (3,132)
Janus INTECH Risk-
  Managed Core                    10,561       (6,246)      4,315       3,493       (4,083)     (590)
Janus Overseas                   322,121     (270,946)     51,175     106,139      (26,506)   79,633
Jennison 20/20 Focus              90,025      (32,461)     57,564      47,472      (14,092)   33,380
Jennison Small Company             3,488       (1,125)      2,363       4,889       (4,884)        5
Neuberger Berman
  Partners                        36,475      (12,829)     23,646       9,377       (3,605)    5,772
Neuberger Berman Socially
  Responsive                       6,570       (1,861)      4,709       6,827       (2,106)    4,721
Northern Institutional
  Global Tactical Asset
  Allocation                       6,668       (2,968)      3,700       1,935       (1,033)      902
Northern Large Cap Value           2,458       (5,399)     (2,941)      7,407       (7,639)     (232)
Northern Select Equity             2,305       (2,764)       (459)      4,680       (1,263)    3,417
PIMCO All Asset                   78,408      (20,727)     57,681      34,679      (18,824)   15,855
PIMCO Foreign Bond (U.S.
  Dollar-Hedged)                  25,093       (9,041)     16,052      19,989       (6,479)   13,510
PIMCO Real Return                 85,289      (98,041)    (12,752)    222,779     (140,194)   82,585
PIMCO Total Return               154,816      (68,339)     86,477     161,730      (69,792)   91,938
Royce Opportunity                  3,913       (7,463)     (3,550)      9,222       (5,923)    3,299
Royce Value                       38,623      (18,064)     20,559      24,965       (8,198)   16,767
RS Partners                       16,653      (15,985)        668      32,949      (29,003)    3,946
RS Technology                     12,201       (1,372)     10,829       3,321       (2,181)    1,140
RS Value                          38,618      (11,083)     27,535      39,836       (7,047)   32,789
Rydex All-Cap Opportunity         22,857      (36,819)    (13,962)     42,571      (46,662)   (4,091)
Security Alpha Opportunity           980      (15,335)    (14,355)     34,360      (33,583)      777
Security Equity                    2,183         (802)      1,381       6,206       (3,212)    2,994

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

3. SUMMARY OF UNIT TRANSACTIONS (CONTINUED)

                                           2009                                 2008
                             --------------------------------     -----------------------------------
                                                        NET                                   NET
                                UNITS        UNITS    INCREASE        UNITS        UNITS    INCREASE
SUBACCOUNT                     ISSUED      REDEEMED  (DECREASE)      ISSUED      REDEEMED  (DECREASE)
-----------------------------------------------------------------------------------------------------

Security Global                 55,320      (40,157)    15,163       60,289      (37,452)     22,837
Security High Yield            149,146      (81,121)    68,025       56,222      (31,901)     24,321
Security Large Cap Value         9,214       (6,644)     2,570       29,676      (44,304)    (14,628)
Security Mid Cap Growth         40,881      (24,746)    16,135       19,889      (19,131)        758
Security Mid Cap Value          54,714      (46,673)     8,041       47,835      (44,512)      3,323
Security Select 25               3,528       (3,697)      (169)       6,755       (8,855)     (2,100)
Security Small Cap Growth        3,783       (2,601)     1,182        4,080       (2,343)      1,737
Security U.S. Intermediate
   Bond                        125,705      (55,292)    70,413        7,342      (10,474)     (3,132)
T. Rowe Price Capital
   Appreciation                 25,989       (7,819)    18,170       42,463       (7,972)     34,491
T. Rowe Price Growth
   Stock                        56,892      (36,088)    20,804       77,904      (16,722)     61,182
Van Kampen Comstock             69,847     (146,151)   (76,304)     108,168      (60,029)     48,139
Van Kampen Equity and
   Income                       77,648      (23,037)    54,611       70,188      (65,689)      4,499
Van Kampen Mid Cap
   Growth                        2,493       (1,460)     1,033       17,992       (1,839)     16,153
Wells Fargo Advantage
   Growth                       19,459      (19,167)       292       58,942      (36,127)     22,815
Wells Fargo Advantage
   Large Company Core           16,031       (7,942)     8,089        2,123       (1,177)        946
Wells Fargo Advantage
   Opportunity                  10,235       (1,319)     8,916        7,695         (830)      6,865
Wells Fargo Advantage
   Small Cap Value              32,189      (19,089)    13,100       38,250      (18,638)     19,612

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS

A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios and total return ratios for each of the five years in the period ended December 31, 2009, except for those individual subaccounts operating for portions of such periods as disclosed in the financial statements, follows:

SUBACCOUNT                                  2009                2008               2007               2006             2005
----------------------------------------------------------------------------------------------------------------------------
AIM BASIC VALUE
Units                                     39,593             40,127             35,213             31,428            22,702
Unit value                                 $6.83              $4.69             $10.12             $10.41             $9.56
Net assets                              $270,541           $188,108           $356,325           $327,259          $217,208
Ratio of expenses to net assets*    0.90% - 1.05%      0.90% - 1.05%      0.90% - 1.05%      0.90% - 1.05%     0.90% - 1.05%
Investment income ratio**                   1.73%              0.24%              0.07%              0.09%                -%
Total return***                            45.63%           (53.66)%            (2.82)%              8.85%             1.52%

AIM DYNAMICS
Units                                      8,954              8,812             16,305             10,386             4,454
Unit value                                 $6.45              $4.69              $9.22              $8.53             $7.62
Net assets                               $57,663            $41,264           $150,346            $88,624           $33,931
Ratio of expenses to net assets*    0.90% - 1.05%      0.90% - 1.05%      0.90% - 1.05%      0.90% - 1.05%     0.90% - 1.05%
Investment income ratio**                      -%                 -%                 -%                 -%                -%
Total return***                            37.53%           (53.10)%              8.07%             12.02%             6.03%

AIM LARGE CAP GROWTH (3)
Units                                     74,705             83,742             78,970             74,472                 -
Unit value                                 $5.83              $4.85              $8.15              $7.33                $-
Net assets                              $435,678           $406,267           $642,978           $546,564                $-
Ratio of expenses to net assets*    0.90% - 1.05%      0.90% - 1.05%      0.90% - 1.05%      0.90% - 1.05%                -%
Investment income ratio**                   0.16%                 -%                 -%                 -%                -%
Total return***                            20.21%           (40.49)%             11.05%            (0.36)%                -%

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                 2009               2008             2007           2006             2005
-------------------------------------------------------------------------------------------------------------------
AIM MID CAP CORE EQUITY
Units                                     76,343            63,060           58,907          96,433          98,386
Unit value                                $11.01             $8.79           $12.60          $11.92          $11.16
Net assets                              $840,329          $554,536         $742,364      $1,149,874      $1,097,900
Ratio of expenses to net assets*    0.90% - 1.05%     0.90% - 1.05%    0.90% - 1.05%   0.90% - 1.05%   0.90% - 1.05%
Investment income ratio**                   0.11%             0.90%            0.96%           0.70%              -%
Total return***                            25.26%          (30.24)%            5.68%           6.86%           3.32%

AIM SMALL CAP GROWTH
Units                                     74,846            85,957           60,162          56,603          44,154
Unit value                                 $8.21             $6.35           $10.78          $10.06           $9.15
Net assets                              $614,547          $545,630         $648,370        $569,607        $404,135
Ratio of expenses to net assets*    0.90% - 1.05%     0.90% - 1.05%    0.90% - 1.05%   0.90% - 1.05%   0.90% - 1.05%
Investment income ratio**                      -%                -%               -%              -%              -%
Total return***                            29.29%          (41.09)%            7.10%           9.94%           4.18%

AIM TECHNOLOGY
Units                                     68,499            91,597           86,262          80,330          58,015
Unit value                                 $4.20             $2.76            $5.18           $5.02           $4.74
Net assets                              $287,495          $252,781         $446,587        $403,004        $275,078
Ratio of expenses to net assets*    0.90% - 1.05%     0.90% - 1.05%    0.90% - 1.05%   0.90% - 1.05%   0.90% - 1.05%
Investment income ratio**                      -%                -%               -%              -%              -%
Total return***                            52.17%          (46.72)%            3.20%           5.79%         (2.18)%

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                2009               2008             2007            2006            2005
--------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY EQUITY INCOME
Units                                    135,324           112,234          108,071          86,777          72,862
Unit value                                $11.09            $10.30           $13.43          $13.77          $12.00
Net assets                            $1,500,396        $1,155,921       $1,451,109      $1,194,688        $874,252
Ratio of expenses to net assets*    0.90% - 1.05%     0.90% - 1.05%    0.90% - 1.05%   0.90% - 1.05%   0.90% - 1.05%
Investment income ratio**                   2.55%             3.17%            2.40%           2.12%           2.15%
Total return***                             7.67%          (23.31)%          (2.47)%          14.74%         (1.71)%

AMERICAN CENTURY HERITAGE
Units                                     56,038            45,288           36,446          18,965          16,848
Unit value                                $10.14             $7.72           $14.95          $10.70           $9.52
Net assets                              $568,201          $349,748         $544,817        $202,807        $160,374
Ratio of expenses to net assets*    0.90% - 1.05%     0.90% - 1.05%    0.90% - 1.05%   0.90% - 1.05%   0.90% - 1.05%
Investment income ratio**                      -%             0.68%               -%              -%              -%
Total return***                            31.35%          (48.36)%           39.78%          12.36%          17.25%

AMERICAN CENTURY
   INTERNATIONAL GROWTH
Units                                    103,169           110,790          118,433         115,933          76,879
Unit value                                 $8.30             $6.45           $12.28          $10.93           $9.11
Net assets                              $856,380          $714,900       $1,454,392      $1,266,609        $700,160
Ratio of expenses to net assets*    0.90% - 1.05%     0.90% - 1.05%    0.90% - 1.05%   0.90% - 1.05%   0.90% - 1.05%
Investment income ratio**                   0.61%             1.12%            0.36%           0.61%           2.13%
Total return***                            28.68%          (47.48)%           12.40%          19.96%           8.74%

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                 2009               2008             2007           2006             2005
--------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY SELECT
Units                                     71,734            69,278           60,269         125,349         109,953
Unit value                                 $6.25             $4.84            $8.35           $7.16           $7.60
Net assets                              $448,593          $335,021         $503,478        $897,011        $835,265
Ratio of expenses to net assets*    0.90% - 1.05%     0.90% - 1.05%    0.90% - 1.05%   0.90% - 1.05%   0.90% - 1.05%
Investment income ratio**                   0.27%             0.62%              -%            0.19%           0.54%
Total return***                            29.13%          (42.04)%           16.69%         (5.79)%         (3.23)%

AMERICAN CENTURY STRATEGIC
   ALLOCATION: AGGRESSIVE (1)
Units                                     50,379            33,935           34,208              99               -
Unit value                                 $8.55             $7.09           $11.13          $10.10              $-
Net assets                              $430,715          $240,379         $380,875          $1,004              $-
Ratio of expenses to net assets*    0.90% - 1.05%     0.90% - 1.05%    0.90% - 1.05%   0.90% - 1.05%              -%
Investment income ratio**                   0.58%             1.18%            2.04%           2.33%              -%
Total return***                            20.59%          (36.30)%           10.21%           1.02%              -%

AMERICAN CENTURY STRATEGIC
   ALLOCATION: CONSERVATIVE
Units                                     17,862            18,054           12,667               -               -
Unit value****                             $9.18             $8.35           $10.34          $10.02              $-
Net assets                              $163,940          $150,728         $130,970              $-              $-
Ratio of expenses to net assets*    0.90% - 1.05%     0.90% - 1.05%    0.90% - 1.05%   0.90% - 1.05%              -%
Investment income ratio**                   1.25%             2.49%            0.19%              -%              -%
Total return***                             9.94%          (19.25)%            3.18%              -%              -%

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                 2009               2008             2007           2006             2005
--------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY STRATEGIC
   ALLOCATION: MODERATE
Units                                    119,469            40,957              397               -               -
Unit value****                             $8.86             $7.63           $10.75          $10.08              $-
Net assets                            $1,057,928          $312,622           $4,268             $-               $-
Ratio of expenses to net assets*    0.90% - 1.05%     0.90% - 1.05%    0.90% - 1.05%   0.90% - 1.05%              -%
Investment income ratio**                   1.54%             2.07%           16.97%             -%               -%
Total return***                            16.12%          (29.02)%            6.63%             -%               -%

AMERICAN CENTURY ULTRA
Units                                     21,833            19,439           16,290          17,253          11,623
Unit value                                 $9.01             $6.94           $12.41          $10.62          $11.45
Net assets                              $196,627          $134,810         $202,207        $183,267        $133,016
Ratio of expenses to net assets*    0.90% - 1.05%     0.90% - 1.05%    0.90% - 1.05%   0.90% - 1.05%   0.90% - 1.05%
Investment income ratio**                   0.26%             0.22%               -%              -%              -%
Total return***                            29.83%          (44.08)%           16.86%         (7.18)%         (2.04)%

ASTON/OPTIMUM MID CAP
Units                                     83,971            72,767           50,601               -               -
Unit value****                             $9.74             $6.09           $11.08          $10.21              $-
Net assets                              $817,549          $443,292         $560,806              $-              $-
Ratio of expenses to net assets*    0.90% - 1.05%     0.90% - 1.05%    0.90% - 1.05%   0.90% - 1.05%              -%
Investment income ratio**                   0.25%             2.36%           14.36%             -%               -%
Total return***                            59.93%          (45.04)%            8.56%             -%               -%

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                 2009               2008             2007           2006    2005
-----------------------------------------------------------------------------------------------------------
BARON ASSET (1)
Units                                     31,422            17,023           13,714             325      -
Unit value                                 $7.67             $6.06           $10.63          $10.03     $-
Net assets                              $240,997          $103,097         $145,745          $3,257     $-
Ratio of expenses to net assets*    0.90% - 1.05%     0.90% - 1.05%    0.90% - 1.05%   0.90% - 1.05%     -%
Investment income ratio**                      -%                -%               -%              -%     -%
Total return***                            26.57%          (42.99)%            5.90%           0.35%     -%

CALAMOS GROWTH AND INCOME (1)
Units                                     30,311            17,123            3,162           5,382      -
Unit value                                 $9.22             $7.00           $10.54          $10.01     $-
Net assets                              $279,605          $119,862          $33,347         $53,851     $-
Ratio of expenses to net assets*    0.90% - 1.05%     0.90% - 1.05%    0.90% - 1.05%   0.90% - 1.05%     -%
Investment income ratio**                   2.22%             2.20%            2.28%           1.15%     -%
Total return***                            31.71%          (33.59)%            5.33%           0.07%     -%

CALAMOS HIGH YIELD
Units                                      5,912             3,461            2,802               -      -
Unit value****                             $9.88             $7.01           $10.04          $10.03     $-
Net assets                               $58,443           $24,292          $28,143              $-     $-
Ratio of expenses to net assets*    0.90% - 1.05%     0.90% - 1.05%    0.90% - 1.05%   0.90% - 1.05%     -%
Investment income ratio**                   7.95%            16.74%           14.04%              -%     -%
Total return***                            40.94%          (30.18)%            0.16%              -%     -%

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                 2009               2008             2007           2006             2005
--------------------------------------------------------------------------------------------------------------------
DREYFUS APPRECIATION
Units                                    252,428           293,790          266,314         225,480         189,162
Unit value                                 $7.35             $6.32            $9.71           $9.48           $8.48
Net assets                            $1,856,926        $1,857,342       $2,588,291      $2,137,674      $1,603,747
Ratio of expenses to net assets*    0.90% - 1.05%     0.90% - 1.05%    0.90% - 1.05%   0.90% - 1.05%   0.90% - 1.05%
Investment income ratio**                   1.87%             1.99%            1.49%           1.57%           1.50%
Total return***                            16.30%          (34.91)%            2.45%          11.82%           0.16%

DREYFUS GENERAL MONEY MARKET
Units                                    262,487           219,861          131,797          71,401          60,374
Unit value                                 $8.42             $8.74            $8.89           $8.86           $8.85
Net assets                            $2,209,702        $1,921,686       $1,171,785        $632,797        $534,492
Ratio of expenses to net assets*    0.90% - 1.05%     0.90% - 1.05%    0.90% - 1.05%   0.90% - 1.05%   0.90% - 1.05%
Investment income ratio**                   0.15%             2.11%            3.89%           5.27%           2.52%
Total return***                           (3.66)%           (1.69)%            0.36%           0.15%         (1.64)%

DREYFUS MID CAP VALUE
Units                                     49,467            41,600           38,170          30,471          22,053
Unit value                                $10.45             $6.71           $11.60          $11.44          $10.77
Net assets                              $516,860          $279,419         $443,033        $348,497        $237,408
Ratio of expenses to net assets*    0.90% - 1.05%     0.90% - 1.05%    0.90% - 1.05%   0.90% - 1.05%   0.90% - 1.05%
Investment income ratio**                   0.33%             0.14%            0.17%           1.35%              -%
Total return***                            55.74%          (42.16)%            1.41%           6.23%           3.94%

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                 2009               2008             2007           2006             2005
--------------------------------------------------------------------------------------------------------------------
DREYFUS STRATEGIC VALUE
Units                                    181,378           152,630          110,401          45,524          27,089
Unit value                                 $9.73             $8.10           $13.16          $12.93          $11.21
Net assets                            $1,763,902        $1,236,404       $1,453,077        $588,551        $303,505
Ratio of expenses to net assets*    0.90% - 1.05%     0.90% - 1.05%    0.90% - 1.05%   0.90% - 1.05%   0.90% - 1.05%
Investment income ratio**                   0.66%             1.15%            1.18%           2.33%           2.12%
Total return***                            20.12%          (38.45)%            1.80%          15.38%           4.12%

DRYDEN SMALL-CAP CORE EQUITY
Units                                      6,030             3,046               45               -               -
Unit value****                             $6.51             $5.77            $9.34          $10.00              $-
Net assets                               $39,222           $17,569             $423              $-              $-
Ratio of expenses to net assets*    0.90% - 1.05%     0.90% - 1.05%    0.90% - 1.05%   0.90% - 1.05%              -%
Investment income ratio**                      -%             1.35%               -%              -%              -%
Total return***                            12.82%          (38.22)%          (6.56)%              -%              -%

FEDERATED BOND (1)
Units                                     50,005            19,075           11,358           6,580               -
Unit value                                $10.50             $8.64           $10.01           $9.91              $-
Net assets                              $525,300          $164,772         $113,716         $65,233              $-
Ratio of expenses to net assets*    0.90% - 1.05%     0.90% - 1.05%    0.90% - 1.05%   0.90% - 1.05%              -%
Investment income ratio**                   7.43%             4.94%            7.60%           0.03%              -%
Total return***                            21.53%          (13.69)%            0.96%         (0.87)%              -%

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                 2009               2008             2007           2006             2005
---------------------------------------------------------------------------------------------------------------------
FIDELITY ADVISOR DIVIDEND GROWTH
Units                                     64,406            51,258           47,645          46,600          35,208
Unit value                                 $7.05             $4.80            $8.93           $9.26           $8.44
Net assets                              $454,328          $245,885         $425,267        $431,415        $297,300
Ratio of expenses to net assets*    0.90% - 1.05%     0.90% - 1.05%    0.90% - 1.05%   0.90% - 1.05%   0.90% - 1.05%
Investment income ratio**                      -%             1.07%            0.46%           0.89%              -%
Total return***                            46.88%          (46.25)%          (3.59)%           9.63%         (0.87)%

FIDELITY ADVISOR INTERNATIONAL
   CAPITAL APPRECIATION
Units                                     24,770            25,248           27,460          59,175          64,197
Unit value                                 $9.33             $6.24           $13.25          $13.20          $11.99
Net assets                              $231,224          $157,609         $363,969        $781,371        $769,451
Ratio of expenses to net assets*    0.90% - 1.05%     0.90% - 1.05%    0.90% - 1.05%   0.90% - 1.05%   0.90% - 1.05%
Investment income ratio**                   0.73%             0.13%            0.03%           0.39%           0.80%
Total return***                            49.52%          (52.91)%            0.37%          10.12%           9.01%

FIDELITY ADVISOR MID CAP
Units                                     27,207            24,049           25,261          21,368          20,691
Unit value                                 $8.45             $6.00           $13.11          $12.45          $11.45
Net assets                              $229,913          $144,262         $331,124        $265,982        $236,983
Ratio of expenses to net assets*    0.90% - 1.05%     0.90% - 1.05%    0.90% - 1.05%   0.90% - 1.05%   0.90% - 1.05%
Investment income ratio**                   0.12%                -%               -%              -%              -%
Total return***                            40.83%          (54.23)%            5.31%           8.69%           4.07%

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                  2009               2008             2007           2006             2005
----------------------------------------------------------------------------------------------------------------------
FIDELITY ADVISOR REAL ESTATE
Units                                      38,038            35,452           29,403          30,062          17,231
Unit value                                 $13.03             $9.94           $17.31          $21.99          $16.86
Net assets                               $495,644          $352,515         $508,737        $661,133        $290,541
Ratio of expenses to net assets*     0.90% - 1.05%     0.90% - 1.05%    0.90% - 1.05%   0.90% - 1.05%   0.90% - 1.05%
Investment income ratio**                    2.00%             2.11%            0.58%           0.78%           1.99%
Total return***                             31.09%          (42.58)%         (21.31)%          30.43%          11.54%

FIDELITY ADVISOR VALUE STRATEGIES
Units                                      70,533            65,678           58,078          54,355          45,222
Unit value                                  $9.25             $6.07           $12.97          $12.84          $11.54
Net assets                               $652,095          $398,597         $753,506        $697,681        $521,969
Ratio of expenses to net assets*     0.90% - 1.05%     0.90% - 1.05%    0.90% - 1.05%   0.90% - 1.05%   0.90% - 1.05%
Investment income ratio**                       -%             0.28%               -%              -%              -%
Total return***                             52.39%          (53.20)%            1.08%          11.21%         (1.70)%

GOLDMAN SACHS EMERGING
   MARKETS EQUITY (1)
Units                                      52,731            20,827            8,712           1,079               -
Unit value                                  $9.55             $5.61           $12.84          $10.45              $-
Net assets                               $503,932          $116,821         $111,920         $11,274              $-
Ratio of expenses to net assets*     0.90% - 1.05%     0.90% - 1.05%    0.90% - 1.05%   0.90% - 1.05%              -%
Investment income ratio**                       -%             2.00%            0.40%              -%              -%
Total return***                             70.23%          (56.31)%           22.87%           4.52%              -%

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                 2009               2008             2007           2006         2005
------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS
   GOVERNMENT INCOME (1)
Units                                    128,307            29,209           32,340          15,610            -
Unit value                                $10.30            $10.26           $10.18           $9.91           $-
Net assets                            $1,321,495          $299,672         $329,164        $154,743           $-
Ratio of expenses to net assets*    0.90% - 1.05%     0.90% - 1.05%    0.90% - 1.05%   0.90% - 1.05%           -%
Investment income ratio**                   2.39%             2.48%            4.05%           0.04%           -%
Total return***                             0.39%             0.79%            2.70%         (0.90)%           -%

JANUS INTECH RISK-
   MANAGED CORE (1)
Units                                      5,157               842            1,433             212            -
Unit value                                 $7.47             $6.34           $10.30          $10.08           $-
Net assets                               $38,489            $5,337          $14,755          $2,139           $-
Ratio of expenses to net assets*    0.90% - 1.05%     0.90% - 1.05%    0.90% - 1.05%   0.90% - 1.05%           -%
Investment income ratio**                   2.33%             0.75%            1.72%           0.46%           -%
Total return***                            17.82%          (38.45)%            2.12%           0.85%           -%

JANUS OVERSEAS (1)
Units                                    225,754           174,579           94,946             781            -
Unit value                                 $9.98             $6.11           $12.47          $10.28           $-
Net assets                            $2,254,452        $1,067,206       $1,183,617          $8,020           $-
Ratio of expenses to net assets*    0.90% - 1.05%     0.90% - 1.05%    0.90% - 1.05%   0.90% - 1.05%           -%
Investment income ratio**                   0.67%             0.01%            1.98%           1.42%           -%
Total return***                            63.34%          (51.00)%           21.30%           2.77%           -%

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                 2009               2008             2007           2006       2005
---------------------------------------------------------------------------------------------------------------
JENNISON 20/20 FOCUS
Units                                     98,709            41,145            7,764               -         -
Unit value****                             $9.30             $6.15           $10.61          $10.03        $-
Net assets                              $917,583          $252,823          $82,414              $-        $-
Ratio of expenses to net assets*    0.90% - 1.05%     0.90% - 1.05%    0.90% - 1.05%   0.90% - 1.05%        -%
Investment income ratio**                      -%                -%               -%              -%        -%
Total return***                            51.22%          (42.04)%            5.79%              -%        -%

JENNISON SMALL COMPANY (1)
Units                                      9,712             7,349            7,345          13,421         -
Unit value                                 $8.16             $6.21           $10.43           $9.90        $-
Net assets                               $79,291           $45,674          $76,650        $132,809        $-
Ratio of expenses to net assets*    0.90% - 1.05%     0.90% - 1.05%    0.90% - 1.05%   0.90% - 1.05%        -%
Investment income ratio**                   0.11%             0.36%            0.30%              -%        -%
Total return***                            31.40%          (40.46)%            5.41%         (1.01)%        -%

NEUBERGER BERMAN PARTNERS
Units                                     30,966             7,320            1,547               -         -
Unit value****                             $7.26             $4.85           $10.54           $9.99        $-
Net assets                              $224,827           $35,532          $16,311              $-        $-
Ratio of expenses to net assets*    0.90% - 1.05%     0.90% - 1.05%    0.90% - 1.05%   0.90% - 1.05%        -%
Investment income ratio**                   1.10%             0.51%            0.41%              -%        -%
Total return***                            49.69%          (53.98)%            5.49%              -%        -%

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                 2009               2008             2007           2006             2005
---------------------------------------------------------------------------------------------------------------------
NEUBERGER BERMAN
   SOCIALLY RESPONSIVE (2)
Units                                     13,323             8,614            3,893           2,407               -
Unit value                                 $7.99             $6.37           $10.84          $10.51              $-
Net assets                              $106,381           $54,879          $42,201         $25,290              $-
Ratio of expenses to net assets*    0.90% - 1.05%     0.90% - 1.05%    0.90% - 1.05%   0.90% - 1.05%              -%
Investment income ratio**                   0.45%             0.68%            0.64%           0.13%              -%
Total return***                            25.43%          (41.24)%            3.19%           5.07%              -%

NORTHERN INSTITUTIONAL GLOBAL
   TACTICAL ASSET ALLOCATION
Units                                     14,058            10,358            9,456           6,904           5,547
Unit value                                 $9.95             $8.61           $11.36          $11.32          $10.94
Net assets                              $139,902           $89,215         $107,397         $78,171         $60,672
Ratio of expenses to net assets*    0.90% - 1.05%     0.90% - 1.05%    0.90% - 1.05%   0.90% - 1.05%   0.90% - 1.05%
Investment income ratio**                   2.55%             3.08%            2.93%           2.36%           1.88%
Total return***                            15.56%          (24.21)%            0.30%           3.51%           0.51%

NORTHERN LARGE CAP VALUE
Units                                     13,405            16,346           16,579          16,307          11,163
Unit value                                $10.05             $8.33           $13.12          $14.16          $12.34
Net assets                              $134,615          $136,129         $217,473        $230,945        $137,765
Ratio of expenses to net assets*    0.90% - 1.05%     0.90% - 1.05%    0.90% - 1.05%   0.90% - 1.05%   0.90% - 1.05%
Investment income ratio**                   1.96%             2.60%            2.98%           2.13%           2.14%
Total return***                            20.65%          (36.61)%          (7.35)%          14.75%         (0.63)%

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                 2009               2008             2007           2006             2005
---------------------------------------------------------------------------------------------------------------------
NORTHERN SELECT EQUITY
Units                                      9,116             9,575            6,157           4,087           4,553
Unit value                                 $9.16             $7.41           $12.93          $11.40          $10.97
Net assets                               $83,506           $70,939          $79,640         $46,602         $49,941
Ratio of expenses to net assets*    0.90% - 1.05%     0.90% - 1.05%    0.90% - 1.05%   0.90% - 1.05%   0.90% - 1.05%
Investment income ratio**                   0.38%             0.49%            0.44%           0.34%           0.24%
Total return***                            23.62%          (42.97)%           13.47%           3.89%         (0.10)%

PIMCO ALL ASSET
Units                                     73,871            16,190              335               -               -
Unit value****                             $9.61             $8.21           $10.17           $9.83              $-
Net assets                              $709,872          $132,915           $3,413             $-               $-
Ratio of expenses to net assets*    0.90% - 1.05%     0.90% - 1.05%    0.90% - 1.05%   0.90% - 1.05%              -%
Investment income ratio**                  10.78%            11.29%            8.05%             -%               -%
Total return***                            17.05%          (19.27)%            3.48%             -%               -%

PIMCO FOREIGN BOND
   (U.S. DOLLAR-HEDGED) (1)
Units                                     33,592            17,540            4,030           4,243               -
Unit value                                $10.41             $9.16            $9.82           $9.89              $-
Net assets                              $349,584          $160,570          $39,578         $41,958              $-
Ratio of expenses to net assets*    0.90% - 1.05%     0.90% - 1.05%    0.90% - 1.05%   0.90% - 1.05%              -%
Investment income ratio**                   3.60%             4.03%            1.47%           0.09%              -%
Total return***                            13.65%           (6.72)%          (0.71)%         (1.07)%              -%

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                 2009               2008             2007           2006             2005
---------------------------------------------------------------------------------------------------------------------
PIMCO REAL RETURN
Units                                    212,774           225,526          142,940         140,952         127,351
Unit value                                $10.45             $9.20           $10.29           $9.66          $10.08
Net assets                            $2,223,575        $2,074,491       $1,471,181      $1,362,923      $1,285,559
Ratio of expenses to net assets*    0.90% - 1.05%     0.90% - 1.05%    0.90% - 1.05%   0.90% - 1.05%   0.90% - 1.05%
Investment income ratio**                   3.25%             3.38%            4.15%           3.20%           5.62%
Total return***                            13.59%          (10.59)%            6.57%         (4.22)%         (2.00)%

PIMCO TOTAL RETURN
Units                                    274,846           188,369           96,431          65,976          42,523
Unit value                                $10.83             $9.96            $9.95           $9.56           $9.62
Net assets                            $2,976,544        $1,876,233         $959,586        $630,782        $409,473
Ratio of expenses to net assets*    0.90% - 1.05%     0.90% - 1.05%    0.90% - 1.05%   0.90% - 1.05%   0.90% - 1.05%
Investment income ratio**                   4.91%             4.79%            4.60%           5.09%           3.23%
Total return***                             8.73%             0.10%            4.15%         (0.68)%         (1.78)%

ROYCE OPPORTUNITY (1)
Units                                      5,746             9,296            5,997             729               -
Unit value                                 $7.69             $4.94            $9.47          $10.08              $-
Net assets                               $44,145           $45,942          $56,825          $7,348              $-
Ratio of expenses to net assets*    0.90% - 1.05%     0.90% - 1.05%    0.90% - 1.05%   0.90% - 1.05%              -%
Investment income ratio**                      -%             0.56%            0.57%              -%              -%
Total return***                            55.67%          (47.84)%          (5.98)%           0.77%              -%

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                 2009               2008             2007           2006             2005
---------------------------------------------------------------------------------------------------------------------
ROYCE VALUE
Units                                     49,640            29,081           12,314               -               -
Unit value****                             $8.70             $6.25            $9.88           $9.90              $-
Net assets                              $431,910          $181,783         $121,642              $-              $-
Ratio of expenses to net assets*    0.90% - 1.05%     0.90% - 1.05%    0.90% - 1.05%   0.90% - 1.05%              -%
Investment income ratio**                      -%                -%            2.71%              -%              -%
Total return***                            39.20%          (36.74)%          (0.22)%              -%              -%

RS PARTNERS
Units                                     87,305            86,637           82,691          81,393          68,570
Unit value                                $14.04            $10.16           $17.21          $18.60          $17.39
Net assets                            $1,225,516          $880,158       $1,422,920      $1,514,338      $1,192,227
Ratio of expenses to net assets*    0.90% - 1.05%     0.90% - 1.05%    0.90% - 1.05%   0.90% - 1.05%   0.90% - 1.05%
Investment income ratio**                      -%                -%            0.33%           0.29%              -%
Total return***                            38.19%          (40.96)%          (7.50)%           6.98%           7.66%

RS TECHNOLOGY
Units                                     12,925             2,096              956               -               -
Unit value****                             $9.34             $5.54           $11.74           $9.98              $-
Net assets                              $120,698           $11,637          $11,223              $-              $-
Ratio of expenses to net assets*    0.90% - 1.05%     0.90% - 1.05%    0.90% - 1.05%   0.90% - 1.05%              -%
Investment income ratio**                      -%             0.30%               -%              -%              -%
Total return***                            68.59%          (52.81)%           17.54%              -%              -%

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                 2009               2008             2007           2006             2005
---------------------------------------------------------------------------------------------------------------------
RS VALUE (1)
Units                                     67,080            39,545            6,756             139               -
Unit value                                 $7.51             $5.66           $10.10          $10.12              $-
Net assets                              $504,011          $223,851          $68,250          $1,406              $-
Ratio of expenses to net assets*    0.90% - 1.05%     0.90% - 1.05%    0.90% - 1.05%   0.90% - 1.05%              -%
Investment income ratio**                   0.25%             0.34%            0.66%           2.18%              -%
Total return***                            32.69%          (43.96)%          (0.23)%           1.24%              -%

RYDEX ALL-CAP OPPORTUNITY
Units                                     44,885            58,847           62,937          55,493          38,738
Unit value                                $11.78             $9.62           $16.73          $14.28          $13.34
Net assets                              $528,702          $566,097       $1,053,000        $792,583        $516,788
Ratio of expenses to net assets*    0.90% - 1.05%     0.90% - 1.05%    0.90% - 1.05%   0.90% - 1.05%   0.90% - 1.05%
Investment income ratio**                      -%                -%               -%              -%              -%
Total return***                            22.45%          (42.50)%           17.14%           7.05%           9.79%

SECURITY ALPHA OPPORTUNITY
Units                                     25,017            39,372           38,594          24,929          18,211
Unit value                                $11.83             $9.88           $15.83          $13.93          $12.89
Net assets                              $295,950          $388,775         $610,791        $347,341        $234,670
Ratio of expenses to net assets*    0.90% - 1.05%     0.90% - 1.05%    0.90% - 1.05%   0.90% - 1.05%   0.90% - 1.05%
Investment income ratio**                      -%                -%               -%              -%              -%
Total return***                            19.74%          (37.59)%           13.59%           8.15%           3.05%

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                 2009               2008             2007           2006             2005
---------------------------------------------------------------------------------------------------------------------
SECURITY EQUITY
Units                                     12,529            11,148            8,153           7,391           5,454
Unit value                                 $5.80             $4.68            $7.79           $8.54           $7.93
Net assets                               $72,647           $52,189          $63,546         $63,128         $43,241
Ratio of expenses to net assets*    0.90% - 1.05%     0.90% - 1.05%    0.90% - 1.05%   0.90% - 1.05%   0.90% - 1.05%
Investment income ratio**                      -%             0.24%               -%              -%           0.63%
Total return***                            23.93%          (39.92)%          (8.75)%           7.73%         (0.18)%

SECURITY GLOBAL
Units                                    201,241           186,078          163,241         161,225         127,016
Unit value                                 $9.04             $7.85           $13.21          $12.35          $11.01
Net assets                            $1,820,212        $1,460,997       $2,157,176      $1,991,314      $1,398,941
Ratio of expenses to net assets*    0.90% - 1.05%     0.90% - 1.05%    0.90% - 1.05%   0.90% - 1.05%   0.90% - 1.05%
Investment income ratio**                      -%             0.20%            0.18%              -%              -%
Total return***                            15.16%          (40.58)%            6.95%          12.15%           8.75%

SECURITY HIGH YIELD
Units                                    132,540            64,515           40,194          31,311          17,880
Unit value                                $12.52             $7.63           $11.52          $11.76          $11.09
Net assets                            $1,659,004          $492,334         $462,828        $368,318        $198,345
Ratio of expenses to net assets*    0.90% - 1.05%     0.90% - 1.05%    0.90% - 1.05%   0.90% - 1.05%   0.90% - 1.05%
Investment income ratio**                  10.74%             6.91%            6.65%           7.58%           6.27%
Total return***                            64.09%          (33.77)%          (2.11)%           6.03%         (0.62)%

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                 2009               2008             2007           2006             2005
--------------------------------------------------------------------------------------------------------------------
SECURITY LARGE CAP VALUE
Units                                     27,065            24,495           39,124          61,182          16,387
Unit value                                 $7.90             $6.46           $10.88          $10.82           $9.31
Net assets                              $213,681          $158,140         $425,685        $662,009        $152,634
Ratio of expenses to net assets*    0.90% - 1.05%     0.90% - 1.05%    0.90% - 1.05%   0.90% - 1.05%   0.90% - 1.05%
Investment income ratio**                   0.88%             0.54%            0.39%           0.06%           0.81%
Total return***                            22.29%          (40.63)%            0.56%          16.18%           5.43%

SECURITY MID CAP GROWTH
Units                                     78,685            62,550           61,791          59,809          45,518
Unit value                                 $6.99             $5.08            $8.88          $10.25          $10.19
Net assets                              $549,717          $317,914         $548,895        $613,198        $463,972
Ratio of expenses to net assets*    0.90% - 1.05%     0.90% - 1.05%    0.90% - 1.05%   0.90% - 1.05%   0.90% - 1.05%
Investment income ratio**                      -%                -%               -%              -%              -%
Total return***                            37.60%          (42.79)%         (13.36)%           0.58%           2.95%

SECURITY MID CAP VALUE
Units                                    187,034           178,993          175,670         163,991         146,052
Unit value                                $16.25            $12.04           $17.20          $17.71          $16.02
Net assets                            $3,039,090        $2,155,486       $3,021,013      $2,904,584      $2,340,001
Ratio of expenses to net assets*    0.90% - 1.05%     0.90% - 1.05%    0.90% - 1.05%   0.90% - 1.05%   0.90% - 1.05%
Investment income ratio**                   0.16%             0.50%            0.36%           0.61%              -%
Total return***                            34.97%          (30.00)%          (2.91)%          10.56%          11.32%

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                  2009               2008             2007           2006             2005
---------------------------------------------------------------------------------------------------------------------
SECURITY SELECT 25 (2)
Units                                     19,113            19,282           21,383          19,156               -
Unit value                                 $6.86             $5.35            $8.88           $9.87              $-
Net assets                              $131,086          $103,077         $189,821        $188,987              $-
Ratio of expenses to net assets*    0.90% - 1.05%     0.90% - 1.05%    0.90% - 1.05%   0.90% - 1.05%              -%
Investment income ratio**                      -%                -%               -%              -%              -%
Total return***                            28.22%          (39.75)%         (10.02)%         (1.33)%              -%

SECURITY SMALL CAP GROWTH
Units                                     21,033            19,851           18,114          19,024          12,285
Unit value                                 $6.71             $5.25           $10.49          $10.41          $10.36
Net assets                              $141,030          $104,124         $190,054        $198,086        $127,213
Ratio of expenses to net assets*    0.90% - 1.05%     0.90% - 1.05%    0.90% - 1.05%   0.90% - 1.05%   0.90% - 1.05%
Investment income ratio**                      -%                -%               -%              -%              -%
Total return***                            27.81%          (49.95)%            0.77%           0.56%           2.64%

SECURITY U.S. INTERMEDIATE BOND
Units                                     93,548            23,135           26,267          31,577          47,422
Unit value                                 $9.15             $8.60           $10.08          $10.24          $10.27
Net assets                              $855,466          $198,855         $264,777        $323,158        $487,200
Ratio of expenses to net assets*    0.90% - 1.05%     0.90% - 1.05%    0.90% - 1.05%   0.90% - 1.05%   0.90% - 1.05%
Investment income ratio**                   4.84%             5.15%            4.36%           3.91%           4.36%
Total return***                             6.40%          (14.78)%          (1.50)%         (0.32)%         (2.35)%

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                 2009               2008             2007           2006             2005
---------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE CAPITAL
   APPRECIATION (1)
Units                                     60,996            42,826            8,335             281               -
Unit value                                 $9.01             $7.06           $10.11          $10.09              $-
Net assets                              $550,038          $302,694          $84,517          $2,835              $-
Ratio of expenses to net assets*    0.90% - 1.05%     0.90% - 1.05%    0.90% - 1.05%   0.90% - 1.05%              -%
Investment income ratio**                   2.51%             3.64%           15.07%           4.03%              -%
Total return***                            27.62%          (30.17)%            0.28%           0.86%              -%

T. ROWE PRICE GROWTH STOCK (1)
Units                                    138,321           117,517           56,336          14,530               -
Unit value                                 $8.10             $5.91           $10.68          $10.11              $-
Net assets                            $1,120,457          $694,086         $601,682        $146,968              $-
Ratio of expenses to net assets*    0.90% - 1.05%     0.90% - 1.05%    0.90% - 1.05%   0.90% - 1.05%              -%
Investment income ratio**                      -%             0.05%            0.20%           0.06%              -%
Total return***                            37.06%          (44.66)%            5.63%           1.10%              -%

VAN KAMPEN COMSTOCK
Units                                    247,977           324,281          276,143         294,804         242,756
Unit value                                 $8.01             $6.43           $10.43          $11.06           $9.90
Net assets                            $1,984,964        $2,085,069       $2,879,348      $3,260,300      $2,405,155
Ratio of expenses to net assets*    0.90% - 1.05%     0.90% - 1.05%    0.90% - 1.05%   0.90% - 1.05%   0.90% - 1.05%
Investment income ratio**                   1.31%             2.26%            1.79%           2.00%           1.80%
Total return***                            24.57%          (38.35)%          (5.67)%          11.63%           0.21%

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                 2009               2008             2007             2006              2005
------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN EQUITY AND INCOME
Units                                    232,006           177,395          172,895           152,412           96,696
Unit value                                $10.27             $8.65           $11.95            $12.04           $11.12
Net assets                            $2,382,391        $1,533,647       $2,066,269        $1,834,396       $1,075,240
Ratio of expenses to net assets*    0.90% - 1.05%     0.90% - 1.05%    0.90% - 1.05%     0.90% - 1.05%    0.90% - 1.05%
Investment income ratio**                   2.13%             2.70%            2.37%             2.38%            2.12%
Total return***                            18.73%          (27.62)%          (0.71)%             8.23%            3.69%

VAN KAMPEN MID CAP GROWTH
Units                                     17,186            16,153                -                 -                -
Unit value                                 $6.79             $4.43               $-                $-               $-
Net assets                              $116,759           $71,625               $-                $-               $-
Ratio of expenses to net assets*    0.90% - 1.05%     0.90% - 1.05%               -%                -%               -%
Investment income ratio**                      -%                -%               -%                -%               -%
Total return***                            53.27%          (55.70)%               -%                -%               -%

WELLS FARGO ADVANTAGE GROWTH
Units                                     46,329            46,037           23,223            12,735            7,657
Unit value                                 $7.40             $5.22            $9.10             $7.42            $7.14
Net assets                              $343,046          $240,306         $211,471           $94,426          $54,669
Ratio of expenses to net assets*    0.90% - 1.05%     0.90% - 1.05%    0.90% - 1.05%     0.90% - 1.05%    0.90% - 1.05%
Investment income ratio**                      -%                -%               -%                -%               -%
Total return***                            41.76%          (42.64)%           22.70%             3.84%            7.26%

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                 2009               2008             2007           2006             2005
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE
   LARGE COMPANY CORE
Units                                     16,158             8,069            7,123           6,079           5,562
Unit value                                 $6.60             $4.93            $8.44           $8.57           $7.71
Net assets                              $106,690           $39,826          $60,129         $52,103         $42,886
Ratio of expenses to net assets*    0.90% - 1.05%     0.90% - 1.05%    0.90% - 1.05%   0.90% - 1.05%   0.90% - 1.05%
Investment income ratio**                   0.54%             1.21%            0.72%           0.57%           0.58%
Total return***                            33.87%          (41.59)%          (1.50)%          11.17%         (5.45)%

WELLS FARGO ADVANTAGE
   OPPORTUNITY
Units                                     23,333            14,417            7,552           6,483           5,236
Unit value                                 $8.61             $6.08           $10.60          $10.50           $9.76
Net assets                              $200,948           $87,675          $80,059         $68,042         $51,095
Ratio of expenses to net assets*    0.90% - 1.05%     0.90% - 1.05%    0.90% - 1.05%   0.90% - 1.05%   0.90% - 1.05%
Investment income ratio**                   0.29%                -%            1.41%           0.17%              -%
Total return***                            41.61%          (42.64)%            1.01%           7.56%           3.08%

WELLS FARGO ADVANTAGE
   SMALL CAP VALUE
Units                                    107,124            94,024           74,412          74,042          67,149
Unit value                                $15.79            $10.82           $18.25          $17.21          $15.85
Net assets                            $1,691,634        $1,017,084       $1,357,703      $1,274,257      $1,064,144
Ratio of expenses to net assets*    0.90% - 1.05%     0.90% - 1.05%    0.90% - 1.05%   0.90% - 1.05%   0.90% - 1.05%
Investment income ratio**                   0.56%                -%            0.02%              -%              -%
Total return***                            45.93%          (40.71)%            6.02%           8.61%          10.44%

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

*These ratios represent the annualized contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded. The disclosed range represents the lowest expense ratio to highest expense ratio, respectively. Certain contractholder's may have expenses outside the range depending on the timing of deposits, withdrawals, and/or fund transfers.

**These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

****Unit value information is calculated on a daily basis, regardless of whether or not the subaccount has contract owners.

(1) For the period from December 1, 2006 (inception date) to December 31, 2006.
(2) For the period from April 27, 2006 (inception date) to December 31, 2006.
(3) For the period from March 24, 2006 (inception date) to December 31, 2006.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

5. SUBSEQUENT EVENT

On February 15, 2010, Security Benefit Mutual Holding Company (SBMHC) entered into a definitive agreement with Guggenheim SBC Holdings LLC (the Purchaser) to sell all of the outstanding capital stock of Security Benefit Corporation (SBC), at which time SBMHC will demutualize and then be dissolved pursuant to a Demutualization and Dissolution Plan (the Plan). This transaction is expected to result in a significant contribution of capital to SBC. On February 25, 2010, a loan in the amount of $175 million was made to SBC and was contributed to SBL. At the closing of the transaction, it is expected that SBC will receive another approximately $175 million, which will also be contributed to SBL. In addition, the $175 million loan and any accrued interest will be converted into equity of SBC owned by the Purchaser.

The transaction will require certain regulatory approvals, approval by the members of SBMHC, and approval by the shareholders of the mutual funds and exchange-traded funds sponsored by affiliates of SBMHC. The SBMHC board approved the Plan in March 2010, and proxy voting materials were sent to SBMHC members in April 2010. The Kansas Insurance Commissioner has set dates for a public comment hearing for April 28, 2010, and an evidentiary hearing for May 5, 2010. A special meeting of the SBMHC members has been scheduled for May 26, 2010. The transaction is expected to close during 2010 and will result in a change of control of SBL.

FINANCIAL STATEMENTS

Variable Annuity Account XIV -
SecureDesigns Variable Annuity
Year Ended December 31, 2009
With Report of Independent Registered Public Accounting Firm

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                              Financial Statements

                          Year Ended December 31, 2009

                                    CONTENTS

Report of Independent Registered Public Accounting Firm....................  1

Audited Financial Statements

Statements of Net Assets ..................................................  3
Statements of Operations .................................................. 16
Statements of Changes in Net Assets ....................................... 29
Notes to Financial Statements.............................................. 46

            Report of Independent Registered Public Accounting Firm

The Contract Owners
Variable Annuity Account XIV - SecureDesigns Variable Annuity
 and
The Board of Directors
Security Benefit Life Insurance Company

We have audited the accompanying statements of net assets of certain of the respective subaccounts of Variable Annuity Account XIV (the Account), a separate account of Security Benefit Life Insurance Company consisting of the AIM V.I. Basic Value, AIM V.I. Capital Development, AIM V.I. Global Health Care, AIM V.I. Global Real Estate, AIM V.I. International Growth, AIM V.I. Mid Cap Core Equity, American Century VP Mid Cap Value, American Century VP Ultra, American Century VP Value, Dent Strategic Portfolio, Dreyfus IP Technology Growth, Dreyfus VIF International Value, Franklin Income Securities, Franklin Small Cap Value Securities, Franklin Templeton VIP Founding Funds Allocation, Janus Aspen Enterprise, Janus Aspen INTECH Risk-Managed Core, Janus Aspen Janus Portfolio, Legg Mason ClearBridge Variable Aggressive Growth, Legg Mason Western Asset Variable Global High Yield Bond, Legg Mason ClearBridge Variable Small Cap Growth, MFS VIT Research International, MFS VIT Total Return, MFS VIT Utilities, Mutual Global Discovery Securities, Neuberger Berman AMT Socially Responsive, Oppenheimer Core Bond Fund/VA, Oppenheimer Main Street Small Cap Fund/VA, PIMCO VIT All Asset, PIMCO VIT CommodityRealReturn Strategy, PIMCO VIT Emerging Markets Bond, PIMCO VIT Foreign Bond (U.S. Dollar-Hedged), PIMCO VIT Low Duration, PIMCO VIT Real Return, Royce Micro-Cap, RVT CLS AdvisorOne Amerigo, RVT CLS AdvisorOne Clermont, Rydex VT All- Asset Aggressive Strategy, Rydex VT All-Asset Conservative Strategy, Rydex VT All-Asset Moderate Strategy, Rydex VT All-Cap Opportunity, Rydex VT Alternative Strategies Allocation, Rydex VT International Opportunity, Rydex VT Managed Futures Strategy, Rydex VT Multi-Cap Core Equity, Rydex VT Multi-Hedge Strategies, SBL All Cap Value, SBL Alpha Opportunity, SBL Enhanced Index, SBL Equity, SBL Global, SBL High Yield, SBL Large Cap Value, SBL Managed Asset Allocation, SBL Mid Cap Growth, SBL Mid Cap Value, SBL Money Market, SBL Select 25, SBL Small Cap Growth, SBL Small Cap Value, SBL U.S. Intermediate Bond, Van Kampen LIT Comstock, Van Kampen LIT Government, Van Kampen UIF Emerging Markets Equity, and Van Kampen UIF Equity and Income subaccounts, as of December 31, 2009, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, except for those individual subaccounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the management of Security Benefit Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2009 by correspondence with the transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of Variable Annuity Account XIV that are available for investment by contract owners of the SecureDesigns Variable Annuity at December 31, 2009, the results of their operations, and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.


Kansas City, Missouri
April 30, 2010

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                            Statements of Net Assets

                               December 31, 2009

                                                 AIM V.I.         AIM V.I.         AIM V.I.         AIM V.I.
                                 AIM V.I.         CAPITAL          GLOBAL           GLOBAL       INTERNATIONAL
                               BASIC VALUE      DEVELOPMENT      HEALTH CARE      REAL ESTATE       GROWTH
                            -------------------------------------------------------------------------------------
Assets:
  Mutual funds, at market
   value                    $    7,610,930   $    4,959,564   $    8,999,058   $   17,738,791   $   38,271,459
                            -----------------------------------------------------------------------------------
Total assets                     7,610,930        4,959,564        8,999,058       17,738,791       38,271,459
                            -----------------------------------------------------------------------------------
Net assets                  $    7,610,930   $    4,959,564   $    8,999,058   $   17,738,791   $   38,271,459
                            ===================================================================================

Net assets:
  Accumulation assets            7,610,930        4,959,564        8,999,058       17,738,791       38,271,459
  Annuity assets                         -                -                -                -                -
                            -----------------------------------------------------------------------------------
Net assets                  $    7,610,930   $    4,959,564   $    8,999,058   $   17,738,791   $   38,271,459
                            ===================================================================================

Units outstanding                  784,923          633,842          775,834        1,133,602        2,878,412

Unit value                  $         9.70   $         7.82   $        11.60   $        15.65   $        13.30

Mutual funds, at cost       $    9,178,759   $    6,399,887   $   10,038,498   $   26,903,834   $   40,485,541
Mutual fund shares               1,279,148          451,280          567,048        1,461,185        1,493,229

See accompanying notes.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                      Statements of Net Assets (continued)

                               December 31, 2009

                                AIM V.I.         AMERICAN        AMERICAN         AMERICAN           DENT
                                MID CAP         CENTURY VP      CENTURY VP       CENTURY VP        STRATEGIC
                              CORE EQUITY     MID CAP VALUE       ULTRA             VALUE          PORTFOLIO
                            -----------------------------------------------------------------------------------
Assets:
  Mutual funds, at market
   value                    $   11,662,966   $    1,729,644   $   12,101,809   $   18,755,156   $    5,922,191
                            -----------------------------------------------------------------------------------
Total assets                    11,662,966        1,729,644       12,101,809       18,755,156        5,922,191
                            -----------------------------------------------------------------------------------
Net assets                  $   11,662,966   $    1,729,644   $   12,101,809   $   18,755,156   $    5,922,191
                            ===================================================================================

Net assets:
  Accumulation assets           11,662,966        1,729,644       12,101,809       18,755,156        5,922,191
  Annuity assets                         -                -                -                -                -
                            -----------------------------------------------------------------------------------
Net assets                  $   11,662,966   $    1,729,644   $   12,101,809   $   18,755,156   $    5,922,191
                            ===================================================================================

Units outstanding                  870,448          217,099        1,267,308        1,625,695          659,990

Unit value                  $        13.40   $         7.97   $         9.55   $        11.54   $         8.97

Mutual funds, at cost       $   12,687,570   $    1,513,569   $   13,133,657   $   23,055,686   $    5,565,639
Mutual fund shares               1,076,913          142,592        1,505,200        3,545,398          620,775

See accompanying notes.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                      Statements of Net Assets (continued)

                               December 31, 2009


                                                                                  FRANKLIN          FRANKLIN
                                DREYFUS IP     DREYFUS VIF       FRANKLIN         SMALL CAP      TEMPLETON VIP
                                TECHNOLOGY    INTERNATIONAL       INCOME            VALUE        FOUNDING FUNDS
                                 GROWTH           VALUE         SECURITIES       SECURITIES        ALLOCATION
                            -----------------------------------------------------------------------------------
Assets:
  Mutual funds, at market
   value                    $   10,988,088   $   19,209,442   $   16,884,899   $    2,896,114   $    3,503,846
                            -----------------------------------------------------------------------------------
Total assets                    10,988,088       19,209,442       16,884,899        2,896,114        3,503,846
                            -----------------------------------------------------------------------------------
Net assets                  $   10,988,088   $   19,209,442   $   16,884,899   $    2,896,114   $    3,503,846
                            ===================================================================================

Net assets:
  Accumulation assets           10,988,088       19,209,442       16,884,899        2,896,114        3,503,846
  Annuity assets                         -                -                -                -                -
                            -----------------------------------------------------------------------------------
Net assets                  $   10,988,088   $   19,209,442   $   16,884,899   $    2,896,114   $    3,503,846
                            ===================================================================================

Units outstanding                1,147,876        1,774,623        1,997,967          410,433          430,177

Unit value                  $         9.57   $        10.82   $         8.45   $         7.06   $         8.14

Mutual funds, at cost       $    9,540,276   $   23,811,304   $   18,478,871   $    3,121,547   $    3,213,994
Mutual fund shares               1,123,526        1,759,106        1,195,814          226,790          490,735

See accompanying notes.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                      Statements of Net Assets (continued)

                               December 31, 2009

                                                                                 LEGG MASON
                                                                                 CLEARBRIDGE      LEGG MASON
                                              JANUS ASPEN                         VARIABLE       WESTERN ASSET
                              JANUS ASPEN     INTECH RISK-     JANUS ASPEN       AGGRESSIVE     VARIABLE GLOBAL
                              ENTERPRISE      MANAGED CORE   JANUS PORTFOLIO       GROWTH       HIGH YIELD BOND
                            -----------------------------------------------------------------------------------
Assets:
  Mutual funds, at market
   value                    $   18,389,344   $      504,532   $   19,164,475   $   14,864,304   $    3,603,822
                            -----------------------------------------------------------------------------------
Total assets                    18,389,344          504,532       19,164,475       14,864,304        3,603,822
                            -----------------------------------------------------------------------------------
Net assets                  $   18,389,344   $      504,532   $   19,164,475   $   14,864,304   $    3,603,822
                            ===================================================================================

Net assets:
  Accumulation assets           18,389,344          504,532       19,164,475       14,864,304        3,603,822
  Annuity assets                         -                -                -                -                -
                            -----------------------------------------------------------------------------------
Net assets                  $   18,389,344   $      504,532   $   19,164,475   $   14,864,304   $    3,603,822
                            ===================================================================================

Units outstanding                2,282,077           71,711        2,457,922        2,001,388          386,962

Unit value                  $         8.06   $         7.03   $         7.80   $         7.43   $         9.31

Mutual funds, at cost       $   20,461,813   $      529,160   $   19,444,806   $   16,945,814   $    3,225,442
Mutual fund shares                 615,028           52,555          907,839        1,144,288          475,438

See accompanying notes.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                      Statements of Net Assets (continued)

                               December 31, 2009

                              LEGG MASON
                              CLEARBRIDGE       MFS VIT                                          MUTUAL GLOBAL
                            VARIABLE SMALL      RESEARCH          MFS VIT         MFS VIT          DISCOVERY
                              CAP GROWTH      INTERNATIONAL    TOTAL RETURN      UTILITIES        SECURITIES
                            -----------------------------------------------------------------------------------
Assets:
  Mutual funds, at market
   value                    $    3,647,858   $    9,547,752   $   43,793,263   $   25,993,366   $   22,085,613
                            -----------------------------------------------------------------------------------
Total assets                     3,647,858        9,547,752       43,793,263       25,993,366       22,085,613
                            -----------------------------------------------------------------------------------
Net assets                  $    3,647,858   $    9,547,752   $   43,793,263   $   25,993,366   $   22,085,613
                            ===================================================================================

Net assets:
  Accumulation assets            3,647,858        9,547,752       43,793,263       25,993,366       22,085,613
  Annuity assets                         -                -                -                -                -
                            -----------------------------------------------------------------------------------
Net assets                  $    3,647,858   $    9,547,752   $   43,793,263   $   25,993,366   $   22,085,613
                            ===================================================================================

Units outstanding                  440,544        1,116,789        4,846,698        2,237,966        2,698,458

Unit value                  $         8.28   $         8.55   $         9.04   $        11.61   $         8.18

Mutual funds, at cost       $    3,772,486   $   10,965,908   $   49,338,517   $   30,607,623   $   23,994,397
Mutual fund shares                 295,373          842,697        2,534,332        1,147,610        1,174,142

See accompanying notes.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                      Statements of Net Assets (continued)

                               December 31, 2009

                                 NEUBERGER                      OPPENHEIMER
                                BERMAN AMT     OPPENHEIMER      MAIN STREET                       PIMCO VIT
                                 SOCIALLY       CORE BOND        SMALL CAP         PIMCO VIT     COMMODITYREAL
                                RESPONSIVE       FUND/VA          FUND/VA          ALL ASSET    RETURN STRATEGY
                            -----------------------------------------------------------------------------------
Assets:
  Mutual funds, at market
   value                    $    5,138,788   $   10,834,449   $    7,181,434   $   21,643,964   $   11,204,573
                            -----------------------------------------------------------------------------------
Total assets                     5,138,788       10,834,449        7,181,434       21,643,964       11,204,573
                            -----------------------------------------------------------------------------------
Net assets                  $    5,138,788   $   10,834,449   $    7,181,434   $   21,643,964   $   11,204,573
                            ===================================================================================

Net assets:
  Accumulation assets            5,138,788       10,834,449        7,181,434       21,643,964       11,204,573
  Annuity assets                         -                -                -                -                -
                            -----------------------------------------------------------------------------------
Net assets                  $    5,138,788   $   10,834,449   $    7,181,434   $   21,643,964   $   11,204,573
                            ===================================================================================

Units outstanding                  413,731        1,763,138          527,901        1,826,459        1,255,528

Unit value                  $        12.42   $         6.15   $        13.61   $        11.85   $         8.92

Mutual funds, at cost       $    6,057,102   $   13,725,882   $    8,161,080   $   22,934,180   $   13,991,145
Mutual fund shares                 423,294        1,549,993          502,902        2,071,193        1,302,857

See accompanying notes.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                      Statements of Net Assets (continued)

                               December 31, 2009

                                                 PIMCO VIT
                               PIMCO VIT       FOREIGN BOND
                                EMERGING      (U.S. DOLLAR-      PIMCO VIT         PIMCO VIT         ROYCE
                              MARKETS BOND       HEDGED)        LOW DURATION      REAL RETURN      MICRO-CAP
                            -----------------------------------------------------------------------------------
Assets:
  Mutual funds, at market
   value                    $    5,088,048   $   20,554,720   $   36,423,210   $   68,305,058   $   13,573,012
                            -----------------------------------------------------------------------------------
Total assets                     5,088,048       20,554,720       36,423,210       68,305,058       13,573,012
                            -----------------------------------------------------------------------------------
Net assets                  $    5,088,048   $   20,554,720   $   36,423,210   $   68,305,058   $   13,573,012
                            ===================================================================================

Net assets:
  Accumulation assets            5,088,048       20,554,720       36,423,210       68,305,058       13,573,012
  Annuity assets                         -                -                -                -                -
                            -----------------------------------------------------------------------------------
Net assets                  $    5,088,048   $   20,554,720   $   36,423,210   $   68,305,058   $   13,573,012
                            ===================================================================================

Units outstanding                  493,201        1,974,581        3,581,524        6,032,661        1,517,342

Unit value                  $        10.32   $        10.41   $        10.17   $        11.32   $         8.95

Mutual funds, at cost       $    4,933,801   $   21,485,146   $   36,481,401   $   68,521,269   $   16,199,118
Mutual fund shares                 401,266        2,132,232        3,602,691        5,490,760        1,424,240

See accompanying notes.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                      Statements of Net Assets (continued)

                               December 31, 2009

                                                                RYDEX VT          RYDEX VT        RYDEX VT
                               RVT CLS          RVT CLS         ALL-ASSET        ALL-ASSET        ALL-ASSET
                             ADVISORONE        ADVISORONE      AGGRESSIVE       CONSERVATIVE       MODERATE
                               AMERIGO          CLERMONT        STRATEGY          STRATEGY         STRATEGY
                            -----------------------------------------------------------------------------------
Assets:
  Mutual funds, at market
   value                    $   83,784,629   $   23,439,473   $    5,190,607   $    4,410,494   $   10,678,174
                            -----------------------------------------------------------------------------------
Total assets                    83,784,629       23,439,473        5,190,607        4,410,494       10,678,174
                            -----------------------------------------------------------------------------------
Net assets                  $   83,784,629   $   23,439,473   $    5,190,607   $    4,410,494   $   10,678,174
                            ===================================================================================

Net assets:
  Accumulation assets           83,784,629       23,439,473        5,190,607        4,410,494       10,678,174
  Annuity assets                         -                -                -                -                -
                            -----------------------------------------------------------------------------------
Net assets                  $   83,784,629   $   23,439,473   $    5,190,607   $    4,410,494   $   10,678,174
                            ===================================================================================

Units outstanding                9,883,611        2,805,885          641,154          510,287        1,268,319

Unit value                  $         8.47   $         8.35   $         8.10   $         8.64   $         8.42

Mutual funds, at cost       $   98,354,532   $   25,892,488   $    4,998,314   $    4,404,387   $   10,777,133
Mutual fund shares               2,791,890        1,078,669          241,311          193,189          459,672

See accompanying notes.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                      Statements of Net Assets (continued)

                               December 31, 2009

                                                 RYDEX VT                          RYDEX VT
                                RYDEX VT       ALTERNATIVE      RYDEX VT           MANAGED         RYDEX VT
                                 ALL-CAP        STRATEGIES    INTERNATIONAL        FUTURES        MULTI-CAP
                               OPPORTUNITY      ALLOCATION     OPPORTUNITY        STRATEGY       CORE EQUITY
                            -----------------------------------------------------------------------------------
Assets:
  Mutual funds, at market
   value                    $   15,725,800   $    2,743,093   $    1,594,870   $    4,775,320   $      296,637
                            -----------------------------------------------------------------------------------
Total assets                    15,725,800        2,743,093        1,594,870        4,775,320          296,637
                            -----------------------------------------------------------------------------------
Net assets                  $   15,725,800   $    2,743,093   $    1,594,870   $    4,775,320   $      296,637
                            ===================================================================================

Net assets:
  Accumulation assets           15,725,800        2,743,093        1,594,870        4,775,320          296,637
  Annuity assets                         -                -                -                -                -
                            -----------------------------------------------------------------------------------
Net assets                  $   15,725,800   $    2,743,093   $    1,594,870   $    4,775,320   $      296,637
                            ===================================================================================

Units outstanding                1,238,967          355,521          202,373          539,901           47,375

Unit value                  $        12.69   $         7.72   $         7.88   $         8.85   $         6.25

Mutual funds, at cost       $   18,270,790   $    3,041,213   $    1,581,483   $    4,920,788   $      320,197
Mutual fund shares               1,366,273          136,540           71,712          205,922           16,078

See accompanying notes.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                      Statements of Net Assets (continued)

                               December 31, 2009

                                 RYDEX VT                           SBL             SBL
                               MULTI-HEDGE         SBL             ALPHA          ENHANCED            SBL
                                STRATEGIES    ALL CAP VALUE     OPPORTUNITY         INDEX            EQUITY
                            -----------------------------------------------------------------------------------
Assets:
  Mutual funds, at market
   value                    $    4,965,927   $   43,656,850   $    9,823,411   $   15,333,531   $    5,108,990
                            -----------------------------------------------------------------------------------
Total assets                     4,965,927       43,656,850        9,823,411       15,333,531        5,108,990
                            -----------------------------------------------------------------------------------
Net assets                  $    4,965,927   $   43,656,850   $    9,823,411   $   15,333,531   $    5,108,990
                            ===================================================================================

Net assets:
  Accumulation assets            4,965,927       43,656,850        9,823,411       15,333,531        5,108,990
  Annuity assets                         -                -                -                -                -
                            -----------------------------------------------------------------------------------
Net assets                  $    4,965,927   $   43,656,850   $    9,823,411   $   15,333,531   $    5,108,990
                            ===================================================================================

Units outstanding                  698,927        4,210,335          778,100        2,704,910        1,033,381

Unit value                  $         7.10   $        10.37   $        12.63   $         5.67   $         4.94

Mutual funds, at cost       $    5,618,621   $   45,206,397   $    9,996,343   $   16,726,651   $    5,159,941
Mutual fund shares                 247,554        2,280,922          700,172        1,734,562          255,833

See accompanying notes.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                      Statements of Net Assets (continued)

                               December 31, 2009

                                                                   SBL              SBL               SBL
                                  SBL              SBL          LARGE CAP       MANAGED ASSET       MID CAP
                                 GLOBAL        HIGH YIELD         VALUE          ALLOCATION          GROWTH
                            -----------------------------------------------------------------------------------
Assets:
  Mutual funds, at market
   value                    $   44,290,711   $   75,885,669   $   31,479,173   $   27,011,704   $   18,048,413
                            -----------------------------------------------------------------------------------
Total assets                    44,290,711       75,885,669       31,479,173       27,011,704       18,048,413
                            -----------------------------------------------------------------------------------
Net assets                  $   44,290,711   $   75,885,669   $   31,479,173   $   27,011,704   $   18,048,413
                            ===================================================================================

Net assets:
  Accumulation assets           44,290,711       75,885,669       31,479,173       27,011,704       18,048,413
  Annuity assets                         -                -                -                -                -
                            -----------------------------------------------------------------------------------
Net assets                  $   44,290,711   $   75,885,669   $   31,479,173   $   27,011,704   $   18,048,413
                            ===================================================================================

Units outstanding                5,406,096        2,863,552        3,845,174        2,968,371        2,746,373

Unit value                  $         8.19   $        26.50   $         8.18   $         9.10   $         6.57

Mutual funds, at cost       $   45,043,015   $   55,151,014   $   34,304,970   $   25,672,859   $   17,922,579
Mutual fund shares               4,998,952        3,270,934        1,417,981        1,501,484          745,802

See accompanying notes.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                      Statements of Net Assets (continued)

                               December 31, 2009

                                  SBL               SBL                              SBL             SBL
                                 MID CAP           MONEY             SBL           SMALL CAP       SMALL CAP
                                  VALUE            MARKET          SELECT 25        GROWTH           VALUE
                            -----------------------------------------------------------------------------------
Assets:
  Mutual funds, at market
   value                    $   84,249,244   $   76,419,963   $   11,538,676   $    7,477,159   $   37,995,522
                            -----------------------------------------------------------------------------------
Total assets                    84,249,244       76,419,963       11,538,676        7,477,159       37,995,522
                            -----------------------------------------------------------------------------------
Net assets                  $   84,249,244   $   76,419,963   $   11,538,676   $    7,477,159   $   37,995,522
                            ===================================================================================

Net assets:
  Accumulation assets           84,249,244       76,419,963       11,538,676        7,477,159       37,995,522
  Annuity assets                         -                -                -                -                -
                            -----------------------------------------------------------------------------------
Net assets                  $   84,249,244   $   76,419,963   $   11,538,676   $    7,477,159   $   37,995,522
                            ===================================================================================

Units outstanding                3,977,304        8,703,122        2,287,637        1,631,523        1,798,610

Unit value                  $        21.18   $         8.78   $         5.05   $         4.59   $        21.12

Mutual funds, at cost       $   67,385,520   $   75,782,264   $   12,351,726   $    8,233,540   $   31,704,397
Mutual fund shares               1,717,620        5,635,690        1,352,717          514,956        1,376,649

See accompanying notes.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                      Statements of Net Assets (continued)

                               December 31, 2009

                                  SBL                                               VAN                VAN
                                  U.S.            VAN              VAN           KAMPEN UIF         KAMPEN UIF
                              INTERMEDIATE     KAMPEN LIT       KAMPEN LIT        EMERGING          EQUITY AND
                                  BOND          COMSTOCK        GOVERNMENT     MARKETS EQUITY         INCOME
                            -----------------------------------------------------------------------------------
Assets:
  Mutual funds, at market
   value                    $   41,946,676   $    8,673,494   $   51,669,480   $   16,252,005   $   15,371,740
                            -----------------------------------------------------------------------------------
Total assets                    41,946,676        8,673,494       51,669,480       16,252,005       15,371,740
                            -----------------------------------------------------------------------------------
Net assets                  $   41,946,676   $    8,673,494   $   51,669,480   $   16,252,005   $   15,371,740
                            ===================================================================================

Net assets:
  Accumulation assets           41,946,676        8,673,494       51,669,480       16,252,005       15,371,740
  Annuity assets                         -                -                -                -                -
                            -----------------------------------------------------------------------------------
Net assets                  $   41,946,676   $    8,673,494   $   51,669,480   $   16,252,005   $   15,371,740
                            ===================================================================================

Units outstanding                4,122,847        1,102,260        5,252,757        1,877,172        1,638,561

Unit value                  $        10.17   $         7.87   $         9.84   $         8.66   $         9.38

Mutual funds, at cost       $   40,166,782   $   10,334,666   $   52,769,252   $   17,981,917   $   16,540,283
Mutual fund shares               3,427,016          858,762        5,884,907        1,252,080        1,200,917

See accompanying notes.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                            Statements of Operations

                          Year Ended December 31, 2009

                                                              AIM V.I.          AIM V.I.         AIM V.I.         AIM V.I.
                                            AIM V.I.          CAPITAL           GLOBAL           GLOBAL        INTERNATIONAL
                                           BASIC VALUE      DEVELOPMENT       HEALTH CARE      REAL ESTATE         GROWTH
                                        -------------------------------------------------------------------------------------
Investment income (loss):
  Dividend distributions                $       75,393   $             -   $       28,624   $            -   $       454,812
  Expenses:
    Mortality and expense risk charge          (30,202)          (28,029)         (50,029)         (90,532)         (188,882)
    Other expense charge                        (7,550)           (7,007)         (12,507)         (22,633)          (47,220)
                                        -------------------------------------------------------------------------------------
Net investment income (loss)                    37,641           (35,036)         (33,912)        (113,165)          218,710

Net realized and unrealized capital
 gain (loss) on investments:
    Capital gains distributions                      -                 -                -                -                 -
    Realized capital gain (loss) on
      sales of fund shares                  (1,093,793)       (2,187,629)        (625,582)      (3,494,349)       (1,753,863)
    Change in unrealized
      appreciation/depreciation on
      investments during the year            2,896,916         3,788,473        2,688,904        7,720,164        11,094,785
                                        -------------------------------------------------------------------------------------
Net realized and unrealized capital
 gain (loss) on investments                  1,803,123         1,600,844        2,063,322        4,225,815         9,340,922
                                        -------------------------------------------------------------------------------------
Net increase (decrease) in net
 assets from operations                 $    1,840,764   $     1,565,808   $    2,029,410   $    4,112,650   $     9,559,632
                                        =====================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                      Statements of Operations (continued)

                          Year Ended December 31, 2009

                                             AIM V.I.        AMERICAN          AMERICAN          AMERICAN          DENT
                                             MID CAP        CENTURY VP        CENTURY VP        CENTURY VP       STRATEGIC
                                           CORE EQUITY     MID CAP VALUE        ULTRA             VALUE          PORTFOLIO
                                        -------------------------------------------------------------------------------------
Investment income (loss):
  Dividend distributions                $      110,498   $        52,461   $       14,138   $      969,146   $         6,955
  Expenses:
    Mortality and expense risk charge          (62,768)           (9,193)         (51,754)        (102,590)          (40,221)
    Other expense charge                       (15,692)           (2,298)         (12,938)         (25,648)          (10,055)
                                        -------------------------------------------------------------------------------------
Net investment income (loss)                    32,038            40,970          (50,554)         840,908           (43,321)

Net realized and unrealized capital
 gain (loss) on investments:
    Capital gains distributions                139,276                 -                -                -                 -
    Realized capital gain (loss) on
      sales of fund shares                  (1,330,818)         (152,143)      (1,788,002)      (3,061,516)          (43,295)
    Change in unrealized
      appreciation/depreciation on
      investments during the year            3,926,509           508,942        4,283,178        4,919,894         1,197,525
                                        -------------------------------------------------------------------------------------
Net realized and unrealized capital
 gain (loss) on investments                  2,734,967           356,799        2,495,176        1,858,378         1,154,230
                                        -------------------------------------------------------------------------------------
Net increase (decrease) in net
 assets from operations                 $    2,767,005   $       397,769   $    2,444,622   $    2,699,286   $     1,110,909
                                        =====================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                      Statements of Operations (continued)

                          Year Ended December 31, 2009


                                                                                                                 FRANKLIN
                                                                                                FRANKLIN       TEMPLETON VIP
                                            DREYFUS IP      DREYFUS VIF        FRANKLIN        SMALL CAP         FOUNDING
                                            TECHNOLOGY     INTERNATIONAL        INCOME           VALUE             FUNDS
                                             GROWTH             VALUE         SECURITIES      SECURITIES        ALLOCATION
                                        -------------------------------------------------------------------------------------
Investment income (loss):
  Dividend distributions                $       10,711   $       594,232   $    1,080,815   $       36,907   $        78,759
  Expenses:
    Mortality and expense risk charge          (46,031)          (92,490)         (82,551)         (14,016)           (9,513)
    Other expense charge                       (11,508)          (23,122)         (20,638)          (3,504)           (2,378)
                                        -------------------------------------------------------------------------------------
Net investment income (loss)                   (46,828)          478,620          977,626           19,387            66,868

Net realized and unrealized capital
 gain (loss) on investments:
    Capital gains distributions                      -                 -                -          101,638                 -
    Realized capital gain (loss) on
      sales of fund shares                    (217,022)       (2,529,398)        (717,632)        (520,657)          (27,485)
    Change in unrealized
      appreciation/depreciation on
      investments during the year            3,691,427         6,325,512        3,901,405          923,735           428,527
                                        -------------------------------------------------------------------------------------
Net realized and unrealized capital
 gain (loss) on investments                  3,474,405         3,796,114        3,183,773          504,716           401,042
                                        -------------------------------------------------------------------------------------
Net increase (decrease) in net
 assets from operations                 $    3,427,577   $     4,274,734   $    4,161,399   $      524,103   $       467,910
                                        =====================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                      Statements of Operations (continued)

                          Year Ended December 31, 2009

                                                                                                LEGG MASON      LEGG MASON
                                                                                                CLEARBRIDGE    WESTERN ASSET
                                                            JANUS ASPEN                          VARIABLE     VARIABLE GLOBAL
                                           JANUS ASPEN     INTECH RISK-      JANUS ASPEN        AGGRESSIVE      HIGH YIELD
                                            ENTERPRISE     MANAGED CORE    JANUS PORTFOLIO        GROWTH           BOND
                                        -------------------------------------------------------------------------------------
Investment income (loss):
  Dividend distributions                $            -   $         5,702   $       70,228   $            -   $       297,378
  Expenses:
    Mortality and expense risk charge          (95,363)           (3,077)        (107,146)         (83,625)          (14,958)
    Other expense charge                       (23,841)             (769)         (26,786)         (20,906)           (3,740)
                                        -------------------------------------------------------------------------------------
Net investment income (loss)                  (119,204)            1,856          (63,704)        (104,531)          278,680

Net realized and unrealized capital
 gain (loss) on investments:
    Capital gains distributions                      -                 -                -                -                 -
    Realized capital gain (loss) on
      sales of fund shares                  (2,062,770)          (92,566)      (2,052,536)      (1,420,585)             (852)
    Change in unrealized
      appreciation/depreciation on
      investments during the year            8,054,687           210,922        7,552,825        5,562,549           804,248
                                        -------------------------------------------------------------------------------------
Net realized and unrealized capital
 gain (loss) on investments                  5,991,917           118,356        5,500,289        4,141,964           803,396
                                        -------------------------------------------------------------------------------------
Net increase (decrease) in net
 assets from operations                 $    5,872,713   $       120,212   $    5,436,585   $    4,037,433   $     1,082,076
                                        =====================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                      Statements of Operations (continued)

                          Year Ended December 31, 2009


                                           LEGG MASON
                                           CLEARBRIDGE         MFS VIT                                         MUTUAL GLOBAL
                                         VARIABLE SMALL       RESEARCH          MFS VIT          MFS VIT         DISCOVERY
                                           CAP GROWTH      INTERNATIONAL     TOTAL RETURN       UTILITIES       SECURITIES
                                        -------------------------------------------------------------------------------------
Investment income (loss):
  Dividend distributions                $            -   $       110,641   $    1,364,894   $    1,072,926   $       238,819
  Expenses:
    Mortality and expense risk charge          (23,748)          (50,202)        (239,324)        (137,649)         (116,183)
    Other expense charge                        (5,937)          (12,551)         (59,831)         (34,412)          (29,046)
                                        -------------------------------------------------------------------------------------
Net investment income (loss)                   (29,685)           47,888        1,065,739          900,865            93,590

Net realized and unrealized capital
 gain (loss) on investments:
    Capital gains distributions                      -                 -                -                -           563,506
    Realized capital gain (loss) on
      sales of fund shares                    (709,863)       (3,983,340)      (1,619,773)      (1,818,256)         (594,592)
    Change in unrealized
      appreciation/depreciation on
      investments during the year            2,110,380         5,362,741        6,823,869        7,465,090         4,064,257
                                        -------------------------------------------------------------------------------------
Net realized and unrealized capital
 gain (loss) on investments                  1,400,517         1,379,401        5,204,096        5,646,834         4,033,171
                                        -------------------------------------------------------------------------------------
Net increase (decrease) in net
 assets from operations                 $    1,370,832   $     1,427,289   $    6,269,835   $    6,547,699   $     4,126,761
                                        =====================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                      Statements of Operations (continued)

                          Year Ended December 31, 2009

                                             NEUBERGER                        OPPENHEIMER                        PIMCO VIT
                                            BERMAN AMT       OPPENHEIMER      MAIN STREET                      COMMODITYREAL
                                             SOCIALLY         CORE BOND        SMALL CAP       PIMCO VIT          RETURN
                                            RESPONSIVE         FUND/VA          FUND/VA        ALL ASSET         STRATEGY
                                        -------------------------------------------------------------------------------------
Investment income (loss):
  Dividend distributions                $       80,674   $             -   $       43,155   $    1,396,790   $       530,444
  Expenses:
    Mortality and expense risk charge          (25,116)          (68,844)         (39,487)        (117,748)          (50,934)
    Other expense charge                        (6,279)          (17,211)          (9,872)         (29,437)          (12,733)
                                        -------------------------------------------------------------------------------------
Net investment income (loss)                    49,279           (86,055)          (6,204)       1,249,605           466,777

Net realized and unrealized capital
 gain (loss) on investments:
    Capital gains distributions                      -                 -                -                -           930,600
    Realized capital gain (loss) on
      sales of fund shares                    (498,695)       (9,821,601)        (994,661)        (512,114)       (1,922,554)
    Change in unrealized
      appreciation/depreciation on
      investments during the year            1,584,794         9,317,496        3,024,416        3,023,163         3,316,413
                                        -------------------------------------------------------------------------------------
Net realized and unrealized capital
 gain (loss) on investments                  1,086,099          (504,105)       2,029,755        2,511,049         2,324,459
                                        -------------------------------------------------------------------------------------
Net increase (decrease) in net
 assets from operations                 $    1,135,378   $      (590,160)  $    2,023,551   $    3,760,654   $     2,791,236
                                        =====================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                      Statements of Operations (continued)

                          Year Ended December 31, 2009

                                                              PIMCO VIT
                                           PIMCO VIT        FOREIGN BOND
                                            EMERGING        (U.S. DOLLAR-     PIMCO VIT         PIMCO VIT          ROYCE
                                          MARKETS BOND         HEDGED)       LOW DURATION      REAL RETURN       MICRO-CAP
                                        -------------------------------------------------------------------------------------
Investment income (loss):
  Dividend distributions                $      220,683   $       652,018   $    1,140,905   $    2,052,837   $             -
  Expenses:
    Mortality and expense risk charge          (22,666)         (116,559)        (195,157)        (396,681)          (62,934)
    Other expense charge                        (5,667)          (29,140)         (48,789)         (99,170)          (15,733)
                                        -------------------------------------------------------------------------------------
Net investment income (loss)                   192,350           506,319          896,959        1,556,986           (78,667)

Net realized and unrealized capital
 gain (loss) on investments:
    Capital gains distributions                      -         2,045,128        1,655,794        2,583,450                 -
    Realized capital gain (loss) on
      sales of fund shares                    (104,725)         (202,804)        (111,384)        (716,199)       (1,495,664)
    Change in unrealized
      appreciation/depreciation on
      investments during the year              837,540           242,882        1,276,431        7,082,222         6,380,405
                                        -------------------------------------------------------------------------------------
Net realized and unrealized capital
 gain (loss) on investments                    732,815         2,085,206        2,820,841        8,949,473         4,884,741
                                        -------------------------------------------------------------------------------------
Net increase (decrease) in net
 assets from operations                 $      925,165   $     2,591,525   $    3,717,800   $   10,506,459   $     4,806,074
                                        =====================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                      Statements of Operations (continued)

                          Year Ended December 31, 2009

                                                                               RYDEX VT         RYDEX VT        RYDEX VT
                                             RVT CLS           RVT CLS        ALL-ASSET        ALL-ASSET        ALL-ASSET
                                            ADVISORONE        ADVISORONE      AGGRESSIVE      CONSERVATIVE       MODERATE
                                             AMERIGO           CLERMONT        STRATEGY         STRATEGY         STRATEGY
                                        -------------------------------------------------------------------------------------
Investment income (loss):
  Dividend distributions                $      433,151   $       469,937   $           82   $           77   $           169
  Expenses:
    Mortality and expense risk charge         (448,940)         (107,111)         (26,572)         (29,610)          (62,344)
    Other expense charge                      (112,235)          (26,778)          (6,643)          (7,403)          (15,586)
                                        -------------------------------------------------------------------------------------
Net investment income (loss)                  (128,024)          336,048          (33,133)         (36,936)          (77,761)

Net realized and unrealized capital
 gain (loss) on investments:
    Capital gains distributions                      -                 -                -                -                 -
    Realized capital gain (loss) on
      sales of fund shares                  (8,598,459)       (1,229,007)        (206,280)        (410,652)         (887,736)
    Change in unrealized
      appreciation/depreciation on
      investments during the year           33,233,893         4,488,795        1,004,547          597,197         1,831,025
                                        -------------------------------------------------------------------------------------
Net realized and unrealized capital
 gain (loss) on investments                 24,635,434         3,259,788          798,267          186,545           943,289
                                        -------------------------------------------------------------------------------------
Net increase (decrease) in net
 assets from operations                 $   24,507,410   $     3,595,836   $      765,134   $      149,609   $       865,528
                                        =====================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                      Statements of Operations (continued)

                          Year Ended December 31, 2009

                                                             RYDEX VT                           RYDEX VT
                                            RYDEX VT       ALTERNATIVE        RYDEX VT          MANAGED          RYDEX VT
                                            ALL-CAP         STRATEGIES      INTERNATIONAL       FUTURES         MULTI-CAP
                                          OPPORTUNITY       ALLOCATION       OPPORTUNITY        STRATEGY       CORE EQUITY
                                        -------------------------------------------------------------------------------------
Investment income (loss):
  Dividend distributions                $       13,072   $             -   $        5,972   $            -   $             -
  Expenses:
    Mortality and expense risk charge          (93,218)          (15,466)          (3,392)         (22,032)           (1,568)
    Other expense charge                       (23,305)           (3,866)            (848)          (5,508)             (392)
                                        -------------------------------------------------------------------------------------
Net investment income (loss)                  (103,451)          (19,332)           1,732          (27,540)           (1,960)

Net realized and unrealized capital
 gain (loss) on investments:
    Capital gains distributions                      -                 -                -                -                 -
    Realized capital gain (loss) on
      sales of fund shares                  (2,967,882)         (145,089)         (36,145)         (65,700)          (84,551)
    Change in unrealized
      appreciation/depreciation on
      investments during the year            6,539,241           164,959           76,787          (86,629)          130,177
                                        -------------------------------------------------------------------------------------
Net realized and unrealized capital
 gain (loss) on investments                  3,571,359            19,870           40,642         (152,329)           45,626
                                        -------------------------------------------------------------------------------------
Net increase (decrease) in net
 assets from operations                 $    3,467,908   $           538   $       42,374   $     (179,869)  $        43,666
                                        =====================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                      Statements of Operations (continued)

                          Year Ended December 31, 2009


                                           RYDEX VT           SBL                SBL              SBL
                                          MULTI-HEDGE        ALL CAP            ALPHA           ENHANCED            SBL
                                           STRATEGIES         VALUE          OPPORTUNITY          INDEX            EQUITY
                                        -------------------------------------------------------------------------------------
Investment income (loss):
  Dividend distributions                $       52,648   $             -   $            -   $            -   $             -
  Expenses:
    Mortality and expense risk charge          (26,211)         (239,511)         (58,070)         (81,595)          (27,333)
    Other expense charge                        (6,553)          (59,878)         (14,517)         (20,399)           (6,833)
                                        -------------------------------------------------------------------------------------
Net investment income (loss)                    19,884          (299,389)         (72,587)        (101,994)          (34,166)

Net realized and unrealized capital
 gain (loss) on investments:
    Capital gains distributions                      -                 -                -                -                 -
    Realized capital gain (loss) on
      sales of fund shares                    (478,315)       (3,790,180)      (1,230,091)      (1,199,149)         (409,851)
    Change in unrealized
      appreciation/depreciation on
      investments during the year              101,307        14,738,402        3,538,557        4,466,205         1,711,148
                                        -------------------------------------------------------------------------------------
Net realized and unrealized capital
 gain (loss) on investments                   (377,008)       10,948,222        2,308,466        3,267,056         1,301,297
                                        -------------------------------------------------------------------------------------
Net increase (decrease) in net
 assets from operations                 $     (357,124)  $    10,648,833   $    2,235,879   $    3,165,062   $     1,267,131
                                        =====================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                      Statements of Operations (continued)

                          Year Ended December 31, 2009

                                                                                SBL              SBL               SBL
                                              SBL              SBL           LARGE CAP       MANAGED ASSET       MID CAP
                                             GLOBAL         HIGH YIELD         VALUE           ALLOCATION         GROWTH
                                        -------------------------------------------------------------------------------------
Investment income (loss):
  Dividend distributions                $            -   $             -   $            -   $            -   $             -
  Expenses:
    Mortality and expense risk charge         (256,172)         (387,196)        (178,528)        (150,675)          (95,843)
    Other expense charge                       (64,043)          (96,799)         (44,632)         (37,669)          (23,961)
                                        -------------------------------------------------------------------------------------
Net investment income (loss)                  (320,215)         (483,995)        (223,160)        (188,344)         (119,804)

Net realized and unrealized capital
 gain (loss) on investments:
    Capital gains distributions                      -                 -                -                -                 -
    Realized capital gain (loss) on
      sales of fund shares                  (1,685,961)          317,330       (4,328,734)        (546,907)       (1,199,945)
   Change in unrealized
     appreciation/depreciation on
     investments during the year             9,328,892        34,272,442       11,030,548        6,286,979         6,979,004
                                        -------------------------------------------------------------------------------------
Net realized and unrealized capital
 gain (loss) on investments                  7,642,931        34,589,772        6,701,814        5,740,072         5,779,059
                                        -------------------------------------------------------------------------------------
Net increase (decrease) in net
 assets from operations                 $    7,322,716   $    34,105,777   $    6,478,654   $    5,551,728   $     5,659,255
                                        =====================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                      Statements of Operations (continued)

                          Year Ended December 31, 2009

                                              SBL              SBL                                SBL              SBL
                                            MID CAP           MONEY             SBL            SMALL CAP        SMALL CAP
                                             VALUE            MARKET          SELECT 25         GROWTH            VALUE
                                        -------------------------------------------------------------------------------------
Investment income (loss):
  Dividend distributions                $            -   $             -   $            -   $            -   $             -
  Expenses:
    Mortality and expense risk charge         (443,820)         (633,047)         (57,769)         (40,728)         (196,669)
    Other expense charge                      (110,955)         (158,262)         (14,442)         (10,182)          (49,167)
                                        -------------------------------------------------------------------------------------
Net investment income (loss)                  (554,775)         (791,309)         (72,211)         (50,910)         (245,836)

Net realized and unrealized capital
 gain (loss) on investments:
    Capital gains distributions                      -                 -                -                -                 -
    Realized capital gain (loss) on
      sales of fund shares                    (523,439)        1,081,711       (2,312,457)        (815,221)         (347,558)
    Change in unrealized
      appreciation/depreciation on
      investments during the year           27,546,065        (1,419,760)       5,001,859        2,943,467        14,773,583
                                        -------------------------------------------------------------------------------------
Net realized and unrealized capital
 gain (loss) on investments                 27,022,626          (338,049)       2,689,402        2,128,246        14,426,025
                                        -------------------------------------------------------------------------------------
Net increase (decrease) in net
 assets from operations                 $   26,467,851   $    (1,129,358)  $    2,617,191   $    2,077,336   $    14,180,189
                                        =====================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                      Statements of Operations (continued)

                          Year Ended December 31, 2009

                                              SBL                                                 VAN             VAN
                                              U.S.             VAN               VAN          KAMPEN UIF       KAMPEN UIF
                                          INTERMEDIATE      KAMPEN LIT        KAMPEN LIT       EMERGING        EQUITY AND
                                              BOND           COMSTOCK         GOVERNMENT    MARKETS EQUITY       INCOME
                                        -------------------------------------------------------------------------------------
Investment income (loss):
  Dividend distributions                $            -   $       326,747   $    2,401,146   $            -   $       413,156
  Expenses:
    Mortality and expense risk charge         (223,214)          (46,533)        (245,066)         (60,562)          (85,249)
    Other expense charge                       (55,803)          (11,633)         (61,267)         (15,140)          (21,312)
                                        -------------------------------------------------------------------------------------
Net investment income (loss)                  (279,017)          268,581        2,094,813          (75,702)          306,595

Net realized and unrealized capital
 gain (loss) on investments:
    Capital gains distributions                      -                 -                -                -                 -
    Realized capital gain (loss) on
      sales of fund shares                     106,405        (1,838,097)        (118,363)      (1,851,119)         (770,029)
    Change in unrealized
      appreciation/depreciation on
      investments during the year            2,876,677         3,339,166       (1,702,337)       7,064,453         3,344,711
                                        -------------------------------------------------------------------------------------
Net realized and unrealized capital
 gain (loss) on investments                  2,983,082         1,501,069       (1,820,700)       5,213,334         2,574,682
                                        -------------------------------------------------------------------------------------
Net increase (decrease) in net
 assets from operations                 $    2,704,065   $     1,769,650   $      274,113   $    5,137,632   $     2,881,277
                                        =====================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                      Statements of Changes in Net Assets

                     Years Ended December 31, 2009 and 2008


                                              AIM V.I. BASIC VALUE           AIM V.I. CAPITAL DEVELOPMENT
                                              2009            2008              2009             2008
                                        -------------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)        $       37,641   $       (22,956)  $      (35,036)  $      (65,881)
    Capital gains distributions                      -         1,122,780                -          995,559
    Realized capital gain (loss) on
       sales of fund shares                 (1,093,793)         (927,989)      (2,187,629)      (1,430,044)
    Change in unrealized
       appreciation/depreciation on
       investments during the year           2,896,916        (4,559,260)       3,788,473       (4,601,455)
                                        -------------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations             1,840,764         (4,387,425)       1,565,808       (5,101,821)

  From contract owner
    transactions:
    Variable annuity deposits                  259,322           784,059          104,954        1,141,522
    Contract owner maintenance
       charges                                 (51,565)          (68,951)         (48,503)         (77,270)
    Terminations and withdrawals              (435,643)         (624,457)        (371,713)        (682,259)
    Annuity payments                                 -                 -                -                -
    Transfers between
       subaccounts, net                      2,510,868        (2,368,202)      (1,163,841)      (1,409,008)
                                        -------------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                             2,282,982        (2,277,551)      (1,479,103)      (1,027,015)
                                        -------------------------------------------------------------------
Net increase (decrease) in net
 assets                                      4,123,746        (6,664,976)          86,705       (6,128,836)
Net assets at beginning of year              3,487,184        10,152,160        4,872,859       11,001,695
                                        -------------------------------------------------------------------
Net assets at end of year               $    7,610,930   $     3,487,184   $    4,959,564   $    4,872,859
                                        ===================================================================


                                           AIM V.I. GLOBAL HEALTH CARE        AIM V.I. GLOBAL REAL ESTATE
                                             2009            2008                2009             2008
                                        -------------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)        $      (33,912)  $       (53,610)  $     (113,165)  $    1,174,868
    Capital gains distributions                      -         1,970,962                -        2,108,544
    Realized capital gain (loss) on
       sales of fund shares                   (625,582)          (78,036)      (3,494,349)      (4,073,953)
    Change in unrealized
       appreciation/depreciation on
       investments during the year           2,688,904        (4,374,275)       7,720,164      (13,493,834)
                                        -------------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations              2,029,410        (2,534,959)       4,112,650      (14,284,375)

  From contract owner
    transactions:
    Variable annuity deposits                  339,199         1,517,566          650,474        2,537,688
    Contract owner maintenance
       charges                                 (84,737)          (79,135)        (146,915)        (244,892)
    Terminations and withdrawals              (616,595)         (718,308)      (1,243,518)      (2,221,652)
    Annuity payments                                 -                 -                -           (6,722)
    Transfers between
       subaccounts, net                       (377,433)        2,538,433       (1,338,876)      (1,043,973)
                                        -------------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                              (739,566)        3,258,556       (2,078,835)        (979,551)
                                        -------------------------------------------------------------------
Net increase (decrease) in net
 assets                                      1,289,844           723,597        2,033,815      (15,263,926)
Net assets at beginning of year              7,709,214         6,985,617       15,704,976       30,968,902
                                        -------------------------------------------------------------------
Net assets at end of year               $    8,999,058   $     7,709,214   $   17,738,791   $   15,704,976
                                        ===================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                Statements of Changes in Net Assets (continued)

                     Years Ended December 31, 2009 and 2008

                                          AIM V.I. INTERNATIONAL GROWTH       AIM V.I. MID CAP CORE EQUITY
                                              2009              2008             2009            2008
                                        -------------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)        $      218,710   $      (168,386)  $       32,038   $       86,705
    Capital gains distributions                      -           532,890          139,276        1,463,291
    Realized capital gain (loss) on
       sales of fund shares                 (1,753,863)       (1,831,391)      (1,330,818)        (543,293)
    Change in unrealized
       appreciation/depreciation on
       investments during the year          11,094,785       (21,787,229)       3,926,509       (5,148,932)
                                        -------------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations              9,559,632       (23,254,116)       2,767,005       (4,142,229)

  From contract owner
    transactions:
    Variable annuity deposits                  934,647         4,231,378          365,587          467,803
    Contract owner maintenance
       charges                                (277,057)         (417,685)        (111,609)        (108,930)
    Terminations and withdrawals            (2,448,775)       (3,935,808)      (1,330,812)      (1,057,246)
    Annuity payments                                 -                 -                -                -
    Transfers between
       subaccounts, net                      2,491,159        (6,925,639)         518,805        4,838,108
                                        -------------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                               699,974        (7,047,754)        (558,029)       4,139,735
                                        -------------------------------------------------------------------
Net increase (decrease) in net
 assets                                     10,259,606       (30,301,870)       2,208,976           (2,494)
Net assets at beginning of year             28,011,853        58,313,721        9,453,990        9,456,484
                                        -------------------------------------------------------------------
Net assets at end of year               $   38,271,459   $    28,011,853   $   11,662,966   $    9,453,990
                                        ===================================================================


                                               AMERICAN CENTURY VP
                                                  MID CAP VALUE               AMERICAN CENTURY VP ULTRA
                                              2009             2008              2009            2008
                                        -------------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)        $       40,970   $        (9,116)  $      (50,554)  $     (105,829)
    Capital gains distributions                      -                 -                -        2,512,097
    Realized capital gain (loss) on
       sales of fund shares                   (152,143)         (120,954)      (1,788,002)      (1,429,636)
    Change in unrealized
       appreciation/depreciation on
       investments during the year             508,942          (255,112)       4,283,178       (7,932,902)
                                        -------------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations                397,769          (385,182)       2,444,622       (6,956,270)

  From contract owner
    transactions:
    Variable annuity deposits                  378,189           581,517          115,173        1,344,666
    Contract owner maintenance
       charges                                 (14,012)           (9,104)         (81,785)        (147,446)
    Terminations and withdrawals              (126,031)          (56,825)        (730,061)      (1,652,605)
    Annuity payments                                 -                 -                -           (8,524)
    Transfers between
       subaccounts, net                       (596,762)          988,527        1,910,704       (1,767,890)
                                        -------------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                              (358,616)        1,504,115        1,214,031       (2,231,799)
                                        -------------------------------------------------------------------
Net increase (decrease) in net
 assets                                         39,153         1,118,933        3,658,653       (9,188,069)
Net assets at beginning of year              1,690,491           571,558        8,443,156       17,631,225
                                        -------------------------------------------------------------------
Net assets at end of year               $    1,729,644   $     1,690,491   $   12,101,809   $    8,443,156
                                        ===================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                Statements of Changes in Net Assets (continued)

                     Years Ended December 31, 2009 and 2008

                                            AMERICAN CENTURY VP VALUE          DENT STRATEGIC PORTFOLIO
                                              2009            2008               2009            2008 *
                                        -------------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)        $      840,908   $       329,883   $      (43,321)  $      (22,578)
    Capital gains distributions                      -         2,760,790                -                -
    Realized capital gain (loss) on
       sales of fund shares                 (3,061,516)       (2,423,481)         (43,295)        (121,405)
    Change in unrealized
       appreciation/depreciation on
       investments during the year           4,919,894        (6,956,483)       1,197,525         (840,973)
                                        -------------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations              2,699,286        (6,289,291)       1,110,909         (984,956)

  From contract owner
    transactions:
    Variable annuity deposits                  691,275         3,471,521          573,666        6,135,392
    Contract owner maintenance
       charges                                (162,184)         (257,306)         (68,435)         (37,955)
    Terminations and withdrawals            (1,170,461)       (2,545,976)        (305,153)        (149,795)
    Annuity payments                                 -                 -                -                -
    Transfers between
       subaccounts, net                     (1,968,699)       (1,052,279)      (2,064,935)       1,713,453
                                        -------------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                            (2,610,069)         (384,040)      (1,864,857)       7,661,095
                                        -------------------------------------------------------------------
Net increase (decrease) in net
 assets                                         89,217        (6,673,331)        (753,948)       6,676,139
Net assets at beginning of year             18,665,939        25,339,270        6,676,139                -
                                        -------------------------------------------------------------------
Net assets at end of year               $   18,755,156   $    18,665,939   $    5,922,191    $   6,676,139
                                        ===================================================================


                                          DREYFUS IP TECHNOLOGY GROWTH     DREYFUS VIF INTERNATIONAL VALUE
                                              2009             2008             2009             2008
                                        -------------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)        $      (46,828)  $       (40,220)  $      478,620   $      360,628
    Capital gains distributions                      -                 -                -        4,533,798
    Realized capital gain (loss) on
       sales of fund shares                   (217,022)         (803,241)      (2,529,398)      (3,671,670)
    Change in unrealized
       appreciation/depreciation on
       investments during the year           3,691,427        (2,441,803)       6,325,512      (11,183,145)
                                        -------------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations              3,427,577        (3,285,264)       4,274,734       (9,960,389)

  From contract owner
    transactions:
    Variable annuity deposits                  255,597         1,480,045          413,595        2,102,762
    Contract owner maintenance
       charges                                 (87,339)          (59,919)        (147,145)        (203,803)
    Terminations and withdrawals              (499,437)         (448,806)      (1,408,480)      (1,838,191)
    Annuity payments                                 -                 -                -                -
    Transfers between
       subaccounts, net                      3,594,472         1,247,788        1,985,790       (2,508,601)
                                        -------------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                             3,263,293         2,219,108          843,760       (2,447,833)
                                        -------------------------------------------------------------------
Net increase (decrease) in net
 assets                                      6,690,870        (1,066,156)       5,118,494      (12,408,222)
Net assets at beginning of year              4,297,218         5,363,374       14,090,948       26,499,170
                                        -------------------------------------------------------------------
Net assets at end of year               $   10,988,088   $     4,297,218   $   19,209,442   $   14,090,948
                                        ===================================================================

*For the period from May 1, 2008 (inception date) to December 31, 2008. See accompanying notes.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                Statements of Changes in Net Assets (continued)

                     Years Ended December 31, 2009 and 2008

                                                                                      FRANKLIN
                                           FRANKLIN INCOME SECURITIES        SMALL CAP VALUE SECURITIES
                                              2009            2008              2009            2008
                                        -------------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)        $      977,626   $       738,631   $       19,387   $       29,102
    Capital gains distributions                      -           362,600          101,638          366,083
    Realized capital gain (loss) on
       sales of fund shares                   (717,632)       (1,724,821)        (520,657)        (682,677)
    Change in unrealized
       appreciation/depreciation on
       investments during the year           3,901,405        (5,350,169)         923,735       (1,049,918)
                                        -------------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations              4,161,399        (5,973,759)         524,103       (1,337,410)

  From contract owner
    transactions:
    Variable annuity deposits                  473,805         4,413,377          284,004          868,169
    Contract owner maintenance
       charges                                (120,321)         (141,506)         (22,333)         (32,543)
    Terminations and withdrawals            (1,006,073)         (980,974)        (203,373)        (222,282)
    Annuity payments                                 -                 -                -                -
    Transfers between
       subaccounts, net                      1,556,351        (7,434,935)        (399,365)       1,880,596
                                        -------------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                               903,762        (4,144,038)        (341,067)       2,493,940
                                        -------------------------------------------------------------------
Net increase (decrease) in net
 assets                                      5,065,161       (10,117,797)         183,036        1,156,530
Net assets at beginning of year             11,819,738        21,937,535        2,713,078        1,556,548
                                        -------------------------------------------------------------------
Net assets at end of year               $   16,884,899   $    11,819,738   $    2,896,114   $    2,713,078
                                        ===================================================================


                                              FRANKLIN TEMPLETON VIP
                                            FOUNDING FUNDS ALLOCATION            JANUS ASPEN ENTERPRISE
                                                2009           2008 *             2009           2008
                                        -------------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)        $       66,868   $        14,036   $     (119,204)  $     (168,371)
    Capital gains distributions                      -            15,428                -        1,224,871
    Realized capital gain (loss) on
       sales of fund shares                    (27,485)          (35,578)      (2,062,770)      (1,528,337)
    Change in unrealized
       appreciation/depreciation on
       investments during the year             428,527          (138,675)       8,054,687      (12,004,940)
                                        -------------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations                467,910          (144,789)       5,872,713      (12,476,777)

  From contract owner
    transactions:
    Variable annuity deposits                  762,074           275,098        1,236,353        7,132,859
    Contract owner maintenance
       charges                                 (17,661)           (4,821)        (172,065)        (244,247)
    Terminations and withdrawals               (81,284)          (56,734)        (998,735)      (1,906,199)
    Annuity payments                                 -                 -                -                -
    Transfers between
       subaccounts, net                      1,839,373           464,680       (1,966,508)     (16,516,046)
                                        -------------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                             2,502,502           678,223       (1,900,955)     (11,533,633)
                                        -------------------------------------------------------------------
Net increase (decrease) in net
 assets                                      2,970,412           533,434        3,971,758      (24,010,410)
Net assets at beginning of year                533,434                 -       14,417,586       38,427,996
                                        -------------------------------------------------------------------
Net assets at end of year               $    3,503,846   $       533,434   $   18,389,344   $   14,417,586
                                        ===================================================================

*For the period from May 1, 2008 (inception date) to December 31, 2008. See accompanying notes.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                Statements of Changes in Net Assets (continued)

                     Years Ended December 31, 2009 and 2008


                                                   JANUS ASPEN
                                           INTECH RISK-MANAGED CORE            JANUS ASPEN JANUS PORTFOLIO
                                              2009            2008               2009            2008
                                        -------------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)        $        1,856   $          (123)  $      (63,704)  $      (29,175)
    Capital gains distributions                      -            39,196                -                -
    Realized capital gain (loss) on
       sales of fund shares                    (92,566)          (82,179)      (2,052,536)      (1,055,097)
    Change in unrealized
       appreciation/depreciation on
       investments during the year             210,922          (235,605)       7,552,825       (8,014,636)
                                        -------------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations                120,212          (278,711)       5,436,585       (9,098,908)

  From contract owner
    transactions:
    Variable annuity deposits                   20,797           174,857          555,657        4,287,923
    Contract owner maintenance
       charges                                  (3,055)           (2,809)        (178,058)        (233,781)
    Terminations and withdrawals                (2,036)          (20,816)      (1,272,237)      (2,070,460)
    Annuity payments                                 -                 -                -                -
    Transfers between
       subaccounts, net                        (84,231)          134,422       (1,006,946)      12,407,757
                                        -------------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                               (68,525)          285,654       (1,901,584)      14,391,439
                                        -------------------------------------------------------------------
Net increase (decrease) in net
 assets                                         51,687             6,943        3,535,001        5,292,531
Net assets at beginning of year                452,845           445,902       15,629,474       10,336,943
                                        -------------------------------------------------------------------
Net assets at end of year               $      504,532   $       452,845   $   19,164,475   $   15,629,474
                                        ===================================================================


                                              LEGG MASON CLEARBRIDGE           LEGG MASON WESTERN ASSET
                                           VARIABLE AGGRESSIVE GROWTH      VARIABLE GLOBAL HIGH YIELD BOND
                                              2009            2008              2009             2008
                                        -------------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)        $     (104,531)  $      (105,265)  $      278,680   $      100,914
    Capital gains distributions                      -                 -                -                -
    Realized capital gain (loss) on
       sales of fund shares                 (1,420,585)         (538,025)            (852)         (13,521)
    Change in unrealized
       appreciation/depreciation on
       investments during the year           5,562,549        (7,284,532)         804,248         (385,547)
                                        -------------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations              4,037,433        (7,927,822)       1,082,076         (298,154)

  From contract owner
    transactions:
    Variable annuity deposits                  447,110         2,182,147           88,867          535,796
    Contract owner maintenance
       charges                                (143,001)         (128,125)         (22,343)         (22,143)
    Terminations and withdrawals            (1,270,289)       (1,404,113)        (150,888)        (203,542)
    Annuity payments                                 -                 -                -                -
    Transfers between
       subaccounts, net                     (1,292,920)        8,656,437        1,769,769          313,829
                                        -------------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                            (2,259,100)        9,306,346        1,685,405          623,940
                                        -------------------------------------------------------------------
Net increase (decrease) in net
 assets                                      1,778,333         1,378,524        2,767,481          325,786
Net assets at beginning of year             13,085,971        11,707,447          836,341          510,555
                                        -------------------------------------------------------------------
Net assets at end of year               $   14,864,304   $    13,085,971        3,603,822   $      836,341
                                        ===================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                Statements of Changes in Net Assets (continued)

                     Years Ended December 31, 2009 and 2008

                                               LEGG MASON CLEARBRIDGE
                                             VARIABLE SMALL CAP GROWTH      MFS VIT RESEARCH INTERNATIONAL
                                              2009             2008             2009            2008
                                        -------------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)        $      (29,685)  $       (30,900)  $       47,888   $      (50,430)
    Capital gains distributions                      -           136,356                -          605,423
    Realized capital gain (loss) on
       sales of fund shares                   (709,863)         (144,953)      (3,983,340)      (1,688,515)
    Change in unrealized
       appreciation/depreciation on
       investments during the year           2,110,380        (2,178,943)       5,362,741       (8,510,639)
                                        -------------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations              1,370,832        (2,218,440)       1,427,289       (9,644,161)

  From contract owner
    transactions:
    Variable annuity deposits                   70,797           667,783          161,868          804,789
    Contract owner maintenance
       charges                                 (45,156)          (42,229)         (86,782)        (154,891)
    Terminations and withdrawals              (536,082)         (213,714)        (888,738)      (1,031,242)
    Annuity payments                                 -                 -                -                -
    Transfers between
       subaccounts, net                     (1,328,092)        4,565,484       (2,209,709)       1,129,127
                                        -------------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                            (1,838,533)        4,977,324       (3,023,361)         747,783
                                        -------------------------------------------------------------------
Net increase (decrease) in net
 assets                                       (467,701)        2,758,884       (1,596,072)      (8,896,378)
Net assets at beginning of year              4,115,559         1,356,675       11,143,824       20,040,202
                                        -------------------------------------------------------------------
Net assets at end of year               $    3,647,858   $     4,115,559   $    9,547,752   $   11,143,824
                                        ===================================================================


                                              MFS VIT TOTAL RETURN                 MFS VIT UTILITIES
                                              2009           2008                2009            2008
                                        -------------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)        $    1,065,739   $       800,202   $      900,865   $      156,130
    Capital gains distributions                      -         2,422,081                -        4,798,334
    Realized capital gain (loss) on
       sales of fund shares                 (1,619,773)       (1,083,408)      (1,818,256)      (3,064,441)
    Change in unrealized

       appreciation/depreciation on          6,823,869       (12,965,094)       7,465,090      (16,699,417)
       investments during the year      -------------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations              6,269,835       (10,826,219)       6,547,699      (14,809,394)

  From contract owner
    transactions:
    Variable annuity deposits                1,584,157        13,364,095        1,393,712        6,860,722
    Contract owner maintenance
       charges                                (429,905)         (471,546)        (225,458)        (277,688)
    Terminations and withdrawals            (2,874,427)       (3,684,808)      (1,555,234)      (2,405,899)
    Annuity payments                                 -                 -                -                -

    Transfers between                        1,094,388           199,042       (1,018,159)      (8,972,112)
                                        -------------------------------------------------------------------
       subaccounts, net
  Net increase (decrease) in net
    assets from contract owner
    transactions                              (625,787)        9,406,783       (1,405,139)      (4,794,977)
                                        -------------------------------------------------------------------
Net increase (decrease) in net
 assets                                      5,644,048        (1,419,436)       5,142,560      (19,604,371)
Net assets at beginning of year             38,149,215        39,568,651       20,850,806       40,455,177
                                        -------------------------------------------------------------------
Net assets at end of year               $   43,793,263   $    38,149,215   $   25,993,366   $   20,850,806
                                        ===================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                Statements of Changes in Net Assets (continued)

                     Years Ended December 31, 2009 and 2008

                                                  MUTUAL GLOBAL                  NEUBERGER BERMAN AMT
                                              DISCOVERY SECURITIES               SOCIALLY RESPONSIVE
                                             2009             2008              2009             2008
                                        -------------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)        $       93,590   $       280,918   $       49,279   $       65,654
    Capital gains distributions                563,506           788,279                -          431,593
    Realized capital gain (loss) on
       sales of fund shares                   (594,592)       (1,657,019)        (498,695)        (177,402)
    Change in unrealized
       appreciation/depreciation on
       investments during the year           4,064,257        (6,072,642)       1,584,794       (2,982,592)
                                        -------------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations              4,126,761        (6,660,464)       1,135,378       (2,662,747)

  From contract owner
    transactions:
    Variable annuity deposits                1,395,911         7,875,228          145,823        1,305,902
    Contract owner maintenance
       charges                                (203,466)         (184,636)         (32,824)         (47,216)
    Terminations and withdrawals            (1,446,908)       (1,220,334)        (266,895)        (457,718)
    Annuity payments                                 -                 -                -                -
    Transfers between
       subaccounts, net                      2,523,084        (9,695,626)         162,945          (44,477)
                                        -------------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                             2,268,621        (3,225,368)           9,049          756,491
                                        -------------------------------------------------------------------
Net increase (decrease) in net
 assets                                      6,395,382        (9,885,832)       1,144,427       (1,906,256)
Net assets at beginning of year             15,690,231        25,576,063        3,994,361        5,900,617
                                        -------------------------------------------------------------------
Net assets at end of year               $   22,085,613   $    15,690,231   $    5,138,788   $    3,994,361
                                        ===================================================================


                                                  OPPENHEIMER                  OPPENHEIMER MAIN STREET
                                              CORE BOND FUND/VA                   SMALL CAP FUND/VA
                                             2009             2008              2009           2008
                                        -------------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)        $      (86,055)  $       456,360   $       (6,204)  $      (42,795)
    Capital gains distributions                      -                 -                -          522,296
    Realized capital gain (loss) on
       sales of fund shares                 (9,821,601)         (392,642)        (994,661)        (579,966)
    Change in unrealized
       appreciation/depreciation on
       investments during the year           9,317,496       (12,454,266)       3,024,416       (4,097,988)
                                        -------------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations               (590,160)      (12,390,548)       2,023,551       (4,198,453)

  From contract owner
    transactions:
    Variable annuity deposits                  481,898         5,276,494          107,492          841,291
    Contract owner maintenance
       charges                                (115,111)         (244,528)         (76,467)        (100,269)
    Terminations and withdrawals              (999,066)       (1,749,987)        (616,595)        (840,042)
    Annuity payments                                 -                 -                -                -
    Transfers between
       subaccounts, net                     (9,435,478)       13,854,268         (473,557)      (1,964,362)
                                        -------------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                           (10,067,757)       17,136,247       (1,059,127)      (2,063,382)
                                        -------------------------------------------------------------------
Net increase (decrease) in net
 assets                                    (10,657,917)        4,745,699          964,424       (6,261,835)
Net assets at beginning of year             21,492,366        16,746,667        6,217,010       12,478,845
                                        -------------------------------------------------------------------
Net assets at end of year               $   10,834,449   $    21,492,366   $    7,181,434   $    6,217,010
                                        ===================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                Statements of Changes in Net Assets (continued)

                     Years Ended December 31, 2009 and 2008

                                                                                    PIMCO VIT
                                               PIMCO VIT ALL ASSET          COMMODITY REALRETURN STRATEGY
                                              2009            2008              2009            2008
                                        -------------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)        $    1,249,605   $     1,051,044   $      466,777   $      599,429
    Capital gains distributions                      -            60,377          930,600           99,250
    Realized capital gain (loss) on
       sales of fund shares                   (512,114)         (674,025)      (1,922,554)      (2,539,049)
    Change in unrealized
       appreciation/depreciation on
       investments during the year           3,023,163        (4,338,397)       3,316,413       (6,637,682)
                                        -------------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations             3,760,654         (3,901,001)       2,791,236       (8,478,052)

  From contract owner
    transactions:
    Variable annuity deposits                  438,224         2,328,409          514,304        2,640,052
    Contract owner maintenance
       charges                                (164,934)         (157,310)         (95,445)        (305,923)
    Terminations and withdrawals            (1,734,985)       (1,568,372)        (891,668)      (4,064,520)
    Annuity payments                                 -                 -                -           (3,208)
    Transfers between
       subaccounts, net                      1,516,031         3,155,631        2,639,111       10,980,738
                                        -------------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                                54,336         3,758,358        2,166,302        9,247,139
Net increase (decrease) in net
 assets                                      3,814,990          (142,643)       4,957,538          769,087
Net assets at beginning of year             17,828,974        17,971,617        6,247,035        5,477,948
                                        -------------------------------------------------------------------
Net assets at end of year               $   21,643,964   $    17,828,974   $   11,204,573   $    6,247,035
                                        ===================================================================


                                                   PIMCO VIT                    PIMCO VIT FOREIGN BOND
                                             EMERGING MARKETS BOND               (U.S. DOLLAR-HEDGED)
                                              2009            2008               2009            2008
                                        -------------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)        $     192,350    $     142,563    $      506,319    $      471,854
    Capital gains distributions                     -          135,677         2,045,128                 -
    Realized capital gain (loss) on
       sales of fund shares                  (104,725)        (103,724)         (202,804)         (240,198)
    Change in unrealized
       appreciation/depreciation on
       investments during the year            837,540         (673,854)          242,882        (1,233,503)
                                        -------------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations               925,165         (499,338)        2,591,525        (1,001,847)

  From contract owner
    transactions:
    Variable annuity deposits                 267,976        1,792,381           671,772         2,631,810
    Contract owner maintenance
       charges                                (37,225)         (21,967)         (176,376)         (168,466)
    Terminations and withdrawals             (267,750)        (112,618)       (1,955,568)       (1,351,038)
    Annuity payments                                -                -                 -                 -
    Transfers between
       subaccounts, net                     1,525,702          560,705        (1,028,652)        6,378,281
                                        -------------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                            1,488,703        2,218,501        (2,488,824)        7,490,587
                                        -------------------------------------------------------------------
Net increase (decrease) in net
 assets                                     2,413,868        1,719,163           102,701         6,488,740
Net assets at beginning of year             2,674,180          955,017        20,452,019        13,963,279
                                        -------------------------------------------------------------------
Net assets at end of year               $   5,088,048    $   2,674,180    $   20,554,720    $   20,452,019
                                        ===================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                Statements of Changes in Net Assets (continued)

                     Years Ended December 31, 2009 and 2008

                                              PIMCO VIT LOW DURATION             PIMCO VIT REAL RETURN
                                              2009             2008              2009             2008
                                        -------------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)        $      896,959   $       920,544   $    1,556,986   $    2,043,161
    Capital gains distributions              1,655,794           497,006        2,583,450           99,486
    Realized capital gain (loss) on
       sales of fund shares                   (111,384)          (81,875)        (716,199)      (1,312,552)
    Change in unrealized
       appreciation/depreciation on
       investments during the year           1,276,431        (1,707,346)       7,082,222       (7,777,603)
                                        -------------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations              3,717,800          (371,671)      10,506,459       (6,947,508)

  From contract owner
    transactions:
    Variable annuity deposits                  793,600         4,920,244        2,907,356        9,290,377
    Contract owner maintenance
       charges                                (285,788)         (693,024)        (735,216)        (852,929)
    Terminations and withdrawals            (3,397,292)       (9,442,339)      (8,436,583)     (10,127,175)
    Annuity payments                                 -                 -                -          (34,464)
    Transfers between
       subaccounts, net                      5,287,846        12,459,587          638,706       12,400,038
                                        -------------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                             2,398,366         7,244,468       (5,625,737)      10,675,847
                                        -------------------------------------------------------------------
Net increase (decrease) in net
 assets                                      6,116,166         6,872,797        4,880,722        3,728,339
Net assets at beginning of year             30,307,044        23,434,247       63,424,336       59,695,997
                                        -------------------------------------------------------------------
Net assets at end of year               $   36,423,210   $    30,307,044   $   68,305,058   $   63,424,336
                                        ===================================================================


                                                 ROYCE MICRO-CAP              RVT CLS ADVISORONE AMERIGO
                                              2009             2008              2009             2008
                                        -------------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)        $      (78,667)  $       247,193   $     (128,024)  $     (386,237)
    Capital gains distributions                      -         1,475,621                -        1,571,161
    Realized capital gain (loss) on
       sales of fund shares                 (1,495,664)       (1,451,233)      (8,598,459)      (3,537,349)
    Change in unrealized
       appreciation/depreciation on
       investments during the year           6,380,405        (7,442,285)      33,233,893      (49,886,200)
                                        -------------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations              4,806,074        (7,170,704)      24,507,410      (52,238,625)

  From contract owner
    transactions:
    Variable annuity deposits                  565,447         1,889,524        1,529,248       11,176,886
    Contract owner maintenance
       charges                                (102,655)         (134,088)        (920,705)        (947,010)
    Terminations and withdrawals              (677,362)       (1,016,176)      (9,271,834)      (8,757,622)
    Annuity payments                                 -                 -                -                -
    Transfers between
       subaccounts, net                        273,545        (1,724,186)      (2,392,258)      35,159,826
                                        -------------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                                58,975          (984,926)     (11,055,549)      36,632,080
                                        -------------------------------------------------------------------
Net increase (decrease) in net
 assets                                      4,865,049        (8,155,630)      13,451,861      (15,606,545)
Net assets at beginning of year              8,707,963        16,863,593       70,332,768       85,939,313
                                        -------------------------------------------------------------------
Net assets at end of year               $   13,573,012   $     8,707,963   $   83,784,629   $   70,332,768
                                        ===================================================================


See accompanying notes.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                Statements of Changes in Net Assets (continued)

                     Years Ended December 31, 2009 and 2008

                                                    RVT CLS                          RYDEX VT
                                               ADVISORONE CLERMONT          ALL-ASSET AGGRESSIVE STRATEGY
                                              2009            2008              2009             2008
                                        -------------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)        $      336,048   $        79,052   $      (33,133)  $       32,079
    Capital gains distributions                      -           281,770                -          102,554
    Realized capital gain (loss) on
       sales of fund shares                 (1,229,007)       (1,281,746)        (206,280)        (255,635)
    Change in unrealized
       appreciation/depreciation on
       investments during the year           4,488,795        (5,242,610)       1,004,547         (728,280)
                                        -------------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations              3,595,836        (6,163,534)         765,134         (849,282)

  From contract owner
    transactions:
    Variable annuity deposits                  167,561         1,721,625            6,168        2,472,833
    Contract owner maintenance
       charges                                (183,251)         (135,031)         (62,692)         (28,402)
    Terminations and withdrawals            (1,968,309)       (1,748,679)        (398,197)         (80,772)
    Annuity payments                                 -            (1,760)               -                -
    Transfers between
       subaccounts, net                      7,341,025         7,907,740          817,978          234,690
                                        -------------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                             5,357,026         7,743,895          363,257        2,598,349
                                        -------------------------------------------------------------------
Net increase (decrease) in net
 assets                                      8,952,862         1,580,361        1,128,391        1,749,067
Net assets at beginning of year             14,486,611        12,906,250        4,062,216        2,313,149
                                        -------------------------------------------------------------------
Net assets at end of year               $   23,439,473   $    14,486,611   $    5,190,607   $    4,062,216
                                        ===================================================================


                                                    RYDEX VT                             RYDEX VT
                                         ALL-ASSET CONSERVATIVE STRATEGY     ALL-ASSET MODERATE STRATEGY
                                             2009             2008              2009            2008
                                        -------------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)        $      (36,936)  $       191,425   $      (77,761)  $      170,114
    Capital gains distributions                      -            66,829                -          100,866
    Realized capital gain (loss) on
       sales of fund shares                   (410,652)         (364,455)        (887,736)        (724,413)
    Change in unrealized
       appreciation/depreciation on
       investments during the year             597,197          (580,454)       1,831,025       (1,897,180)
                                        -------------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations               149,609           (686,655)         865,528       (2,350,613)

  From contract owner
    transactions:
    Variable annuity deposits                  114,368         5,203,630          860,685        4,446,599
    Contract owner maintenance
       charges                                 (61,343)          (59,588)        (144,080)        (117,278)
    Terminations and withdrawals              (511,946)         (301,482)      (1,424,090)        (615,317)
    Annuity payments                                 -                 -                -                -
    Transfers between
       subaccounts, net                     (1,068,833)         (320,953)      (1,804,625)       3,050,802
                                        -------------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                            (1,527,754)        4,521,607       (2,512,110)       6,764,806
                                        -------------------------------------------------------------------
Net increase (decrease) in net
 assets                                     (1,378,145)        3,834,952       (1,646,582)       4,414,193
Net assets at beginning of year              5,788,639         1,953,687       12,324,756        7,910,563
                                        -------------------------------------------------------------------
Net assets at end of year               $    4,410,494   $     5,788,639   $   10,678,174   $   12,324,756
                                        ===================================================================


See accompanying notes.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                Statements of Changes in Net Assets (continued)

                     Years Ended December 31, 2009 and 2008

                                                   RYDEX VT                           RYDEX VT
                                               ALL-CAP OPPORTUNITY         ALTERNATIVE STRATEGIES ALLOCATION
                                               2009           2008               2009            2008 *
                                        --------------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)        $     (103,451)  $      (197,310)  $      (19,332)  $       49,862
    Capital gains distributions                      -            70,234                -                -
    Realized capital gain (loss) on
       sales of fund shares                 (2,967,882)       (1,542,162)        (145,089)         (48,617)
    Change in unrealized
       appreciation/depreciation on
       investments during the year           6,539,241       (11,547,538)         164,959         (463,079)
                                        --------------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations              3,467,908       (13,216,776)             538         (461,834)

  From contract owner
    transactions:
    Variable annuity deposits                  584,237         5,247,938          374,590          596,115
    Contract owner maintenance
       charges                                (172,095)         (257,610)         (29,782)          (1,980)
    Terminations and withdrawals            (1,657,620)       (2,065,797)        (376,752)         (81,574)
    Annuity payments                                 -            (3,144)               -                -
    Transfers between
       subaccounts, net                     (4,108,537)       (1,568,391)            (552)       2,724,324
                                        --------------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                            (5,354,015)        1,352,996          (32,496)       3,236,885
                                        --------------------------------------------------------------------
Net increase (decrease) in net
 assets                                     (1,886,107)      (11,863,780)         (31,958)       2,775,051
Net assets at beginning of year             17,611,907        29,475,687        2,775,051                -
                                        --------------------------------------------------------------------
Net assets at end of year               $   15,725,800   $    17,611,907   $    2,743,093   $    2,775,051
                                        ====================================================================


                                                   RYDEX VT                          RYDEX VT
                                           INTERNATIONAL OPPORTUNITY           MANAGED FUTURES STRATEGY
                                             2009            2008 *             2009           2008 **
                                        --------------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)        $        1,732   $        (1,395)  $      (27,540)  $       (1,073)
    Capital gains distributions                      -                 -                -                -
    Realized capital gain (loss) on
       sales of fund shares                    (36,145)          (73,834)         (65,700)         (18,867)
    Change in unrealized
       appreciation/depreciation on
       investments during the year              76,787           (63,400)         (86,629)         (58,839)
                                        --------------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations                 42,374          (138,629)        (179,869)         (78,779)

  From contract owner
    transactions:
    Variable annuity deposits                  150,546            63,103          299,252           37,811
    Contract owner maintenance
       charges                                  (8,164)           (1,194)         (63,449)         (35,472)
    Terminations and withdrawals               (66,755)           (9,727)        (796,936)        (560,817)
    Annuity payments                                 -              (604)               -                -
    Transfers between
       subaccounts, net                      1,262,861           301,059        4,130,827        2,022,752
                                        --------------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                             1,338,488           352,637        3,569,694        1,464,274
                                        --------------------------------------------------------------------
Net increase (decrease) in net
 assets                                      1,380,862           214,008        3,389,825        1,385,495
Net assets at beginning of year                214,008                 -        1,385,495                -
                                        --------------------------------------------------------------------
Net assets at end of year               $    1,594,870   $       214,008   $    4,775,320   $    1,385,495
                                        ====================================================================


*For the period from May 1, 2008 (inception date) to December 31, 2008.
**For the period from November 17, 2008 (inception date) to December 31, 2008. See accompanying notes.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                Statements of Changes in Net Assets (continued)

                     Years Ended December 31, 2009 and 2008

                                                  RYDEX VT                            RYDEX VT
                                            MULTI-CAP CORE EQUITY              MULTI-HEDGE STRATEGIES
                                            2009            2008               2009             2008
                                        -------------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)        $       (1,960)  $         7,157   $       19,884   $       (4,564)
    Capital gains distributions                      -               805                -                -
    Realized capital gain (loss) on
       sales of fund shares                    (84,551)          (71,074)        (478,315)        (115,832)
    Change in unrealized
       appreciation/depreciation on
       investments during the year             130,177          (146,454)         101,307         (631,544)
                                        -------------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations                 43,666          (209,566)        (357,124)        (751,940)

  From contract owner
    transactions:
    Variable annuity deposits                   15,406           211,214          578,752          735,946
    Contract owner maintenance
       charges                                  (3,974)          (29,010)         (49,236)         (40,069)
    Terminations and withdrawals               (29,081)         (378,403)        (307,162)        (411,732)
    Annuity payments                                 -                 -                -                -
    Transfers between
       subaccounts, net                        (94,810)          682,691        1,285,091        1,863,240
                                        -------------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                              (112,459)          486,492        1,507,445        2,147,385
                                        -------------------------------------------------------------------
Net increase (decrease) in net
 assets                                        (68,793)          276,926        1,150,321        1,395,445
Net assets at beginning of year                365,430            88,504        3,815,606        2,420,161
                                        -------------------------------------------------------------------
Net assets at end of year               $      296,637   $       365,430   $    4,965,927   $    3,815,606
                                        ===================================================================


                                               SBL ALL CAP VALUE                 SBL ALPHA OPPORTUNITY
                                             2009              2008              2009            2008
                                        -------------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)        $     (299,389)  $      (508,152)  $      (72,587)  $     (149,026)
    Capital gains distributions                      -                 -                -                -
    Realized capital gain (loss) on
       sales of fund shares                 (3,790,180)       (1,026,943)      (1,230,091)        (625,406)
    Change in unrealized
       appreciation/depreciation on
       investments during the year          14,738,402       (29,060,050)       3,538,557       (7,318,762)
                                        -------------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations             10,648,833       (30,595,145)       2,235,879       (8,093,194)


  From contract owner
    transactions:
    Variable annuity deposits                  636,167         3,901,453           22,033        1,242,602
    Contract owner maintenance
       charges                                (370,031)         (589,549)        (102,918)        (196,809)
    Terminations and withdrawals            (3,638,844)       (5,510,475)        (960,416)      (1,565,139)
    Annuity payments                                 -           (23,910)               -                -
    Transfers between
       subaccounts, net                     (5,641,936)         (942,572)      (2,896,833)      (2,648,207)
                                        -------------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                            (9,014,644)       (3,165,053)      (3,938,134)      (3,167,553)
                                        -------------------------------------------------------------------
Net increase (decrease) in net
 assets                                      1,634,189       (33,760,198)      (1,702,255)     (11,260,747)
Net assets at beginning of year             42,022,661        75,782,859       11,525,666       22,786,413
                                        -------------------------------------------------------------------
Net assets at end of year               $   43,656,850   $    42,022,661   $    9,823,411   $   11,525,666
                                        ===================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                Statements of Changes in Net Assets (continued)

                     Years Ended December 31, 2009 and 2008

                                                 SBL ENHANCED INDEX                   SBL EQUITY
                                               2009            2008             2009              2008
                                        -------------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)        $     (101,994)  $      (141,499)  $      (34,166)  $      (40,635)
    Capital gains distributions                      -                 -                -                -
    Realized capital gain (loss) on
       sales of fund shares                 (1,199,149)         (261,018)        (409,851)         (33,979)
    Change in unrealized
       appreciation/depreciation on
       investments during the year           4,466,205        (8,293,639)       1,711,148       (2,271,639)
                                        -------------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations              3,165,062        (8,696,156)       1,267,131       (2,346,253)

  From contract owner transactions:
    Variable annuity deposits                  287,361         1,098,271           69,781           64,313
    Contract owner maintenance
       charges                                (114,014)         (162,359)         (38,621)         (50,501)
    Terminations and withdrawals            (1,562,704)       (2,243,660)        (418,601)        (647,784)
    Annuity payments                                 -                 -                -           (2,135)
    Transfers between
       subaccounts, net                       (190,970)       (1,642,634)         325,794        1,257,344
                                        -------------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                            (1,580,327)       (2,950,382)         (61,647)         621,237
                                        -------------------------------------------------------------------
Net increase (decrease) in net
 assets                                      1,584,735       (11,646,538)       1,205,484       (1,725,016)
Net assets at beginning of year             13,748,796        25,395,334        3,903,506        5,628,522
                                        -------------------------------------------------------------------
Net assets at end of year               $   15,333,531   $    13,748,796   $    5,108,990   $    3,903,506
                                        ===================================================================


                                                    SBL GLOBAL                      SBL HIGH YIELD
                                              2009              2008             2009            2008
                                        -------------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)        $     (320,215)  $      (491,569)  $     (483,995)  $     (391,966)
    Capital gains distributions                      -                 -                -                -
    Realized capital gain (loss) on
       sales of fund shares                 (1,685,961)        1,553,576          317,330          (79,528)
    Change in unrealized
       appreciation/depreciation on
       investments during the year           9,328,892       (31,324,580)      34,272,442      (17,553,391)
                                        -------------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations              7,322,716       (30,262,573)      34,105,777      (18,024,885)

  From contract owner transactions:
    Variable annuity deposits                  896,969         4,273,217        1,518,678        8,099,689
    Contract owner maintenance
       charges                                (370,950)         (540,908)        (593,991)        (472,274)
    Terminations and withdrawals            (3,451,400)       (4,899,463)      (6,557,204)      (4,679,634)
    Annuity payments                                 -           (21,290)               -          (13,596)
    Transfers between
       subaccounts, net                     (4,367,651)       (8,739,430)        (556,687)       4,082,207
                                        -------------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                            (7,293,032)       (9,927,874)      (6,189,204)       7,016,392
                                        -------------------------------------------------------------------
Net increase (decrease) in net
 assets                                         29,684       (40,190,447)      27,916,573      (11,008,493)
Net assets at beginning of year             44,261,027        84,451,474       47,969,096       58,977,589
                                        -------------------------------------------------------------------
Net assets at end of year                $  44,290,711   $    44,261,027   $   75,885,669   $   47,969,096
                                        ===================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                Statements of Changes in Net Assets (continued)

                     Years Ended December 31, 2009 and 2008

                                              SBL LARGE CAP VALUE           SBL MANAGED ASSET ALLOCATION
                                             2009             2008               2009           2008
                                        -------------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)        $     (223,160)  $      (324,755)  $     (188,344)  $     (231,644)
    Capital gains distributions                      -                 -                -                -
    Realized capital gain (loss) on
       sales of fund shares                 (4,328,734)         (490,772)        (546,907)            (574)
    Change in unrealized
       appreciation/depreciation on
       investments during the year          11,030,548       (18,103,500)       6,286,979       (9,415,525)
                                        -------------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations              6,478,654       (18,919,027)       5,551,728       (9,647,743)

  From contract owner transactions:
    Variable annuity deposits                  899,441         4,564,913          741,968        4,161,608
    Contract owner maintenance
       charges                                (300,639)         (375,930)        (246,578)        (282,946)
    Terminations and withdrawals            (2,843,766)       (3,439,517)      (2,531,934)      (2,852,525)
    Annuity payments                                 -              (558)               -             (595)
    Transfers between
       subaccounts, net                     (3,495,238)      (13,887,863)      (1,360,413)      (1,434,152)
                                        -------------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                            (5,740,202)      (13,138,955)      (3,396,957)        (408,610)
                                        -------------------------------------------------------------------
Net increase (decrease) in net
 assets                                        738,452       (32,057,982)       2,154,771      (10,056,353)
Net assets at beginning of year             30,740,721        62,798,703       24,856,933       34,913,286
                                        -------------------------------------------------------------------
Net assets at end of year               $   31,479,173   $    30,740,721   $   27,011,704   $   24,856,933
                                        ===================================================================


                                               SBL MID CAP GROWTH                  SBL MID CAP VALUE
                                             2009             2008               2009            2008
                                        -------------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)        $     (119,804)  $      (141,270)  $     (554,775)  $     (699,716)
    Capital gains distributions                      -                 -                -                -
    Realized capital gain (loss) on
       sales of fund shares                 (1,199,945)       (1,283,397)        (523,439)       1,410,323
    Change in unrealized
       appreciation/depreciation on
       investments during the year           6,979,004        (7,968,311)      27,546,065      (31,218,581)
                                        -------------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations              5,659,255        (9,392,978)      26,467,851      (30,507,974)

  From contract owner transactions:
    Variable annuity deposits                  346,597           906,294        1,782,577        6,847,275
    Contract owner maintenance
       charges                                (152,366)         (179,093)        (717,814)        (918,856)
    Terminations and withdrawals            (1,501,423)       (1,744,640)      (5,912,348)      (8,096,650)
    Annuity payments                                 -            (1,109)               -          (21,824)
    Transfers between
       subaccounts, net                      1,330,607           (67,010)      (8,013,243)     (11,079,557)
                                        -------------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                                23,415        (1,085,558)     (12,860,828)     (13,269,612)
                                        -------------------------------------------------------------------
Net increase (decrease) in net
 assets                                      5,682,670       (10,478,536)      13,607,023      (43,777,586)
Net assets at beginning of year             12,365,743        22,844,279       70,642,221      114,419,807
                                        -------------------------------------------------------------------
Net assets at end of year               $   18,048,413   $    12,365,743   $   84,249,244   $   70,642,221
                                        ===================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                Statements of Changes in Net Assets (continued)

                     Years Ended December 31, 2009 and 2008

                                                 SBL MONEY MARKET                    SBL SELECT 25
                                              2009             2008             2009             2008
                                        -------------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)        $     (791,309)  $      (787,431)  $      (72,211)  $     (128,288)
    Capital gains distributions                      -                 -                -                -
    Realized capital gain (loss) on
       sales of fund shares                  1,081,711         1,955,564       (2,312,457)      (1,090,269)
    Change in unrealized
       appreciation/depreciation on
       investments during the year          (1,419,760)          125,398        5,001,859       (5,886,088)
                                        -------------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations            (1,129,358)         1,293,531        2,617,191       (7,104,645)

  From contract owner transactions:
    Variable annuity deposits                8,862,307        80,924,909          126,750          607,753
    Contract owner maintenance
       charges                              (1,936,867)       (1,689,359)         (91,254)        (151,173)
    Terminations and withdrawals           (34,140,027)      (27,717,033)      (1,383,324)      (2,077,604)
    Annuity payments                                 -            (5,631)               -                -
    Transfers between
       subaccounts, net                    (25,291,140)       (3,243,374)        (422,007)      (2,731,067)
                                        -------------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                           (52,505,727)       48,269,512       (1,769,835)      (4,352,091)
                                        -------------------------------------------------------------------
Net increase (decrease) in net
 assets                                    (53,635,085)       49,563,043          847,356      (11,456,736)
Net assets at beginning of year            130,055,048        80,492,005       10,691,320       22,148,056
                                        -------------------------------------------------------------------
Net assets at end of year               $   76,419,963   $   130,055,048   $   11,538,676   $   10,691,320
                                        ===================================================================


                                               SBL SMALL CAP GROWTH               SBL SMALL CAP VALUE
                                              2009             2008              2009            2008
                                        -------------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)        $      (50,910)  $       (84,092)  $     (245,836)  $     (334,453)
    Capital gains distributions                      -                 -                -                -
    Realized capital gain (loss) on
       sales of fund shares                   (815,221)         (766,295)        (347,558)         202,667
    Change in unrealized
       appreciation/depreciation on
       investments during the year           2,943,467        (6,169,819)      14,773,583      (20,237,419)
                                        -------------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations              2,077,336        (7,020,206)      14,180,189      (20,369,205)

  From contract owner transactions:
    Variable annuity deposits                  170,938           531,643          940,502        3,234,145
    Contract owner maintenance
       charges                                 (61,843)         (105,217)        (318,924)        (429,756)
    Terminations and withdrawals              (777,612)       (1,430,361)      (2,830,355)      (3,404,864)
    Annuity payments                                 -            (1,090)               -             (403)
    Transfers between
       subaccounts, net                       (387,862)       (1,991,116)      (1,500,373)      (5,778,562)
                                        -------------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                            (1,056,379)       (2,996,141)      (3,709,150)      (6,379,440)
                                        -------------------------------------------------------------------
Net increase (decrease) in net
 assets                                      1,020,957       (10,016,347)      10,471,039      (26,748,645)
Net assets at beginning of year              6,456,202        16,472,549       27,524,483       54,273,128
                                        -------------------------------------------------------------------
Net assets at end of year               $    7,477,159   $     6,456,202   $   37,995,522   $   27,524,483
                                        ===================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                Statements of Changes in Net Assets (continued)

                     Years Ended December 31, 2009 and 2008

                                           SBL U.S. INTERMEDIATE BOND          VAN KAMPEN LIT COMSTOCK
                                              2009             2008             2009             2008
                                        -------------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)        $     (279,017)  $      (247,385)  $      268,581   $      150,277
    Capital gains distributions                      -                 -                -          578,195
    Realized capital gain (loss) on
       sales of fund shares                    106,405           158,078       (1,838,097)      (1,543,432)
    Change in unrealized
       appreciation/depreciation on
       investments during the year           2,876,677        (3,086,601)       3,339,166       (4,342,521)
                                        -------------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations              2,704,065        (3,175,908)       1,769,650       (5,157,481)

  From contract owner transactions:
    Variable annuity deposits                  325,817         1,729,782          481,152        1,018,345
    Contract owner maintenance
       charges                                (351,874)         (271,071)         (76,122)        (167,001)
    Terminations and withdrawals            (4,116,106)       (3,623,007)        (517,915)      (1,597,255)
    Annuity payments                                 -           (45,057)               -                -
    Transfers between
       subaccounts, net                     15,919,443        (1,203,521)      (1,200,779)         806,310
                                        -------------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                            11,777,280        (3,412,874)      (1,313,664)          60,399
                                        -------------------------------------------------------------------
Net increase (decrease) in net
 assets                                     14,481,345        (6,588,782)         455,986       (5,097,082)
Net assets at beginning of year             27,465,331        34,054,113        8,217,508       13,314,590
                                        -------------------------------------------------------------------
Net assets at end of year               $   41,946,676   $    27,465,331   $    8,673,494   $    8,217,508
                                        ===================================================================


                                                                                   VAN KAMPEN UIF
                                             VAN KAMPEN LIT GOVERNMENT         EMERGING MARKETS EQUITY
                                              2009             2008              2009            2008
                                        -------------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)        $    2,094,813   $     1,837,382   $      (75,702)  $      (80,381)
    Capital gains distributions                      -                 -                -        3,517,531
    Realized capital gain (loss) on
       sales of fund shares                   (118,363)         (485,819)      (1,851,119)      (2,599,063)
    Change in unrealized
       appreciation/depreciation on
       investments during the year          (1,702,337)         (921,315)       7,064,453       (9,732,981)
                                        -------------------------------------------------------------------
  Net increase (decrease) in
     net assets from operations                274,113           430,248        5,137,632       (8,894,894)

  From contract owner transactions:
    Variable annuity deposits                2,577,796         8,803,237          617,980        1,688,710
    Contract owner maintenance
       charges                                (395,069)         (350,552)        (109,359)        (102,810)
    Terminations and withdrawals            (3,905,087)       (3,327,079)        (934,782)      (1,077,740)
    Annuity payments                                 -                 -                -                -
    Transfers between
       subaccounts, net                     21,622,406       (22,132,505)       5,173,135        2,222,384
                                        -------------------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                            19,900,046       (17,006,899)       4,746,974        2,730,544
                                        -------------------------------------------------------------------
Net increase (decrease) in net
 assets                                     20,174,159       (16,576,651)       9,884,606       (6,164,350)
Net assets at beginning of year             31,495,321        48,071,972        6,367,399       12,531,749
                                        -------------------------------------------------------------------
Net assets at end of year               $   51,669,480   $    31,495,321   $   16,252,005   $    6,367,399
                                        ===================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                Statements of Changes in Net Assets (continued)

                     Years Ended December 31, 2009 and 2008

                                                         VAN KAMPEN UIF
                                                       EQUITY AND INCOME
                                                   2009                2008
                                              ---------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)              $    306,595       $    297,007
    Capital gains distributions                          -            574,495
    Realized capital gain (loss) on
       sales of fund shares                       (770,029)          (770,109)
    Change in unrealized
       appreciation/depreciation on
       investments during the year               3,344,711         (4,433,559)
                                              ---------------------------------
  Net increase (decrease) in
     net assets from operations                  2,881,277         (4,332,166)

  From contract owner transactions:
    Variable annuity deposits                      297,902          1,883,998
    Contract owner maintenance
       charges                                    (141,632)          (228,842)
    Terminations and withdrawals                  (826,849)        (1,920,659)
    Annuity payments                                     -             (7,720)
    Transfers between
       subaccounts, net                           (556,776)        (1,914,272)
                                              ---------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                                (1,227,355)        (2,187,495)
                                              ---------------------------------
Net increase (decrease) in net
 assets                                          1,653,922         (6,519,661)
Net assets at beginning of year                 13,717,818         20,237,479
                                              ---------------------------------
Net assets at end of year                     $ 15,371,740       $ 13,717,818
                                              =================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                         Notes to Financial Statements

                               December 31, 2009

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

SecureDesigns Variable Annuity (SecureDesigns) is a deferred variable annuity contract offered by Security Benefit Life Insurance Company (SBL). Purchase payments for SecureDesigns are allocated to one or more of the subaccounts that comprise Variable Annuity Account XIV (the Account), a separate account of SBL. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. As directed by the owners, amounts may be invested in a designated mutual fund as follows:

          SUBACCOUNT                                                 MUTUAL FUND
----------------------------------------------------------------------------------------------------------------
AIM V.I. Basic Value                         AIM V.I. Basic Value Fund - Series II
AIM V.I. Capital Development                 AIM V.I. Capital Development Fund - Series II
AIM V.I. Global Health Care                  AIM V.I. Global Health Care Fund - Series I
AIM V.I. Global Real Estate                  AIM V.I. Real Estate Fund - Series I
AIM V.I. International Growth                AIM V.I. International Growth Fund - Series II
AIM V.I. Mid Cap Core Equity                 AIM V.I. Mid Cap Core Equity Fund - Series II
American Century VP Mid Cap Value            American Century VP Mid Cap Value Fund - Class II
American Century VP Ultra                    American Century VP Ultra Fund - Class II
American Century VP Value                    American Century VP Value Fund - Class II
Dent Strategic Portfolio                     Dent Strategic Portfolio
Dreyfus IP Technology Growth                 Dreyfus IP Technology Growth Portfolio - Service Class
Dreyfus VIF International Value              Dreyfus VIF International Value Portfolio - Service Class
Franklin Income Securities                   Franklin Income Securities Fund - Class II
Franklin Small Cap Value Securities          Franklin Small Cap Value Securities Fund - Class II
Franklin Templeton VIP                       Franklin Templeton VIP Founding Funds Allocation - Class IV
  Founding Funds Allocation
Janus Aspen Enterprise (1)                   Janus Aspen Enterprise - Service Class
Janus Aspen INTECH Risk-Managed Core         Janus Aspen INTECH Risk-Managed Core - Service Class
Janus Aspen Janus Portfolio (1)              Janus Aspen Janus Portfolio - Service Class
Legg Mason ClearBridge Variable              Legg Mason ClearBridge Variable Aggressive Growth Fund - Class II
  Aggressive Growth (3)
Legg Mason Western Asset Variable            Legg Mason Western Asset Variable Global High  Yield Bond Fund -
  Global High Yield Bond (3)                   Class II
Legg Mason ClearBridge Variable              Legg Mason ClearBridge Variable Small Cap Growth Fund - Class I
  Small Cap Growth (3)
MFS VIT Research International               MFS VIT Research International Series - Service Class
MFS VIT Total Return                         MFS VIT Total Return Series - Service Class
MFS VIT Utilities                            MFS VIT Utilities Series - Service Class

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                   Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

              SUBACCOUNT                                                  MUTUAL FUND
---------------------------------------------------------------------------------------------------------------
Mutual Global Discovery Securities (1)       Mutual Global Discovery Securities Fund - Class II
Neuberger Berman AMT Socially Responsive     Neuberger Berman AMT Socially Responsive - Class S
Oppenheimer Core Bond Fund/VA                Oppenheimer Core Bond Fund/VA - Service Class
Oppenheimer Main Street Small Cap Fund/VA    Oppenheimer Main Street Small Cap Fund/VA - Service Class
PIMCO VIT All Asset                          PIMCO VIT All Asset - Administrative Class
PIMCO VIT CommodityRealReturn Strategy       PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative
                                                Class
PIMCO VIT Emerging Markets Bond              PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class
PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)  PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) -
                                                Administrative Class
PIMCO VIT Low Duration                       PIMCO VIT Low Duration Portfolio - Administrative Class
PIMCO VIT Real Return                        PIMCO VIT Real Return Portfolio - Administrative Class
Royce Micro-Cap                              Royce Micro-Cap
RVT CLS AdvisorOne Amerigo                   RVT CLS AdvisorOne Amerigo Fund
RVT CLS AdvisorOne Clermont                  RVT CLS AdvisorOne Clermont Fund
Rydex VT All-Asset Aggressive Strategy(2)    Rydex VT All-Asset Aggressive Strategy
Rydex VT All-Asset Conservative Strategy(2)  Rydex VT All-Asset Conservative Strategy
Rydex VT All-Asset Moderate Strategy(2)      Rydex VT All-Asset Moderate Strategy
Rydex VT All-Cap Opportunity(1)              Rydex VT All-Cap Opportunity
Rydex VT Alternative Strategies Allocation   Rydex VT Alternative Strategies Allocation
Rydex VT International Opportunity(1)        Rydex VT International Opportunity
Rydex VT Managed Futures Strategy            Rydex VT Managed Futures Strategy
Rydex VT Multi-Cap Core Equity               Rydex VT Multi-Cap Core Equity
Rydex VT Multi-Hedge Strategies(1)           Rydex VT Multi-Hedge Strategies
SBL All Cap Value                            SBL  Series O (SBL All Cap Value)
SBL Alpha Opportunity(4)                     SBL  Series Z (SBL Alpha Opportunity)
SBL Enhanced Index                           SBL  Series H (SBL Enhanced Index)
SBL Equity                                   SBL  Series A (SBL Equity)
SBL Global                                   SBL  Series D (SBL Global)
SBL High Yield                               SBL  Series P (SBL High Yield)
SBL Large Cap Value                          SBL  Series B (SBL Large Cap Value)
SBL Managed Asset Allocation                 SBL  Series N (SBL Managed Asset Allocation)
SBL Mid Cap Growth                           SBL  Series J (SBL Mid Cap Growth)
SBL Mid Cap Value                            SBL  Series V (SBL Mid Cap Value)
SBL Money Market                             SBL  Series C (SBL Money Market)
SBL Select 25                                SBL  Series Y (SBL Select 25)
SBL Small Cap Growth                         SBL  Series X (SBL Small Cap Growth)
SBL Small Cap Value                          SBL  Series Q (SBL Small Cap Value)
SBL U.S. Intermediate Bond                   SBL  Series E (SBL U.S. Intermediate Bond)
Van Kampen LIT Comstock                      Van Kampen LIT Comstock Portfolio - Class II

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                   Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

              SUBACCOUNT                                                  MUTUAL FUND
---------------------------------------------------------------------------------------------------------
Van Kampen LIT Government                    Van Kampen LIT Government Portfolio - Class II
Van Kampen UIF Emerging Markets Equity       Van Kampen UIF Emerging Markets Equity Portfolio - Class II
Van Kampen UIF Equity and Income             Van Kampen UIF Equity and Income Portfolio - Class II

(1) Prior to May 1, 2009, these subaccounts were Janus Aspen Mid Cap Growth, Janus Aspen Large Cap Growth, Mutual Discovery Securities, Rydex VT Sector Rotation, Rydex VT International Rotation, and Rydex VT Absolute Return Strategies, respectively.

(2) Prior to July 1, 2009, these subaccounts were Rydex VT Essential Portfolio Aggressive, Rydex VT Essential Portfolio Moderate, and Rydex VT Essential Portfolio Conservative, respectively.

(3) Prior to November 2, 2009, these subaccounts were Legg Mason Partners Variable Aggressive Growth, Legg Mason Partners Global High Yield Bond, and Legg Mason Partners Variable Small Cap Growth, respectively.

(4)  No longer available for investment.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                   Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

During 2009, Rydex VT Hedged Equity merged into Rydex VT Multi-Hedge Strategies. Pursuant to the plan of reorganization approved by the Rydex VT Hedged Equity shareholders, the Rydex VT Multi-Hedge Strategies acquired all of the net assets of the Rydex VT Hedged Equity, which totaled $720,874 on the closing date of the reorganization, May 29, 2009. A total of 40,399 shares were exchanged from the Rydex VT Hedged Equity. In exchange for the assets of the Rydex VT Hedged Equity, 36,185 shares of Rydex VT Multi-Hedge Strategies were issued to shareholders of record immediately after the closing date.

During 2009, PIMCO VIT Small Cap StocksPLUS TR liquidated. Pursuant to the plan of reorganization approved by the PIMCO VIT Small Cap StocksPLUS TR shareholders, the SBL Money Market (Series C) acquired all of the net assets of the PIMCO VIT Small Cap StocksPLUS TR, which totaled $179,271 on the closing date of the reorganization, November 30, 2009. A total of 23,241 shares were exchanged from the PIMCO VIT Small Cap StocksPLUS TR. In exchange for the assets of the PIMCO VIT Small Cap StocksPLUS TR, 13,524 shares of SBL Money Market (Series C) were issued to shareholders of record immediately after the closing date.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from SBL's other assets and liabilities. The portion of the Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business SBL may conduct.

Invesco AIM Advisors, Inc. has engaged AIM Funds Management Inc., Invesco Global Asset Management (N.A.), Inc., Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc., Invesco Hong Kong Limited, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Asset Management Deutschland GMbH, and Invesco Australia Limited to provide subadvisory services to AIM V.I. Basic Value Fund, AIM V.I. Capital Development Fund, AIM V.I. Global Health Care Fund, AIM V.I. Global Real Estate Fund, AIM V.I. International Growth Fund, and AIM V.I. Mid Cap Core Equity Fund. American Century Investment Management, Inc. serves as investment advisor of American Century VP Mid Cap Value, American Century VP Ultra Fund and American Century VP Value Fund. HS Dent Investment Management LLC serves as investment advisor for Dent Strategic Portfolio. The Dreyfus Corporation serves as investment advisor of Dreyfus IP Technology Growth Fund and Dreyfus VIF International Value Fund. Franklin Advisors, Inc. serves as investment advisor of Franklin Income Securities Fund and Franklin Templeton VIP Founding Funds Allocation. Franklin Advisory services LLC serves as investment advisor for Franklin Small Cap Value Securities Fund. Janus Capital Management, LLC serves as investment advisor for Janus Aspen Enterprise, Janus Aspen INTECH Risk Managed Core, Janus Aspen Janus Portfolio. Legg Mason Partners Fund Advisor, LLC has engaged ClearBridge Advisors, LLC to provide subadvisory services to Legg Mason ClearBridge Variable Aggressive Growth Fund and Legg Mason ClearBridge Variable Small Cap Growth Fund, as well as Western Asset Management Company and Western Asset

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                   Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Management Company Limited to provide subadvisory services to Legg Mason Partners Global High Yield Bond Fund. Massachusetts Financial Services Company serves as investment advisor of MFS VIT Research International Series, MFS VIT Total Return Series, and MFS VIT Utilities Series. Franklin Mutual Advisors, LLC has engaged Franklin Templeton Investment Management limited to provide subadvisory services for Mutual Global Discovery Securities Fund. Neuberger Berman Management Inc. has engaged Neuberger Berman, LLC to provide subadvisory services to Neuberger Berman AMT Socially Responsive Portfolio. OppenheimerFunds, Inc. serves as investment advisor of Oppenheimer Core Bond Fund/VA and Oppenheimer Main Street Small Cap/VA Fund. Pacific Investment Management Company LLC serves as investment advisor of PIMCO VIT All Asset Portfolio, PIMCO VIT CommodityRealReturn Strategy Portfolio, PIMCO VIT Emerging Markets Bond Portfolio, PIMCO VIT Foreign Bond (U.S. Dollar-Hedged) Portfolio, PIMCO VIT Low Duration Portfolio, and PIMCO VIT Real Return. Royce & Associates, LLC serves as investment advisor of Royce Micro-Cap Portfolio. Rydex Investments serves as investment advisor for Rydex VT All-Cap Opportunity, Rydex VT Alternative Strategies Allocation, Rydex VT All-Asset Aggressive Strategy, Rydex VT All-Asset Moderate Strategy, Rydex VT All-Asset Conservative Strategy, Rydex VT International Opportunity, Rydex VT Managed Futures Strategy, Rydex VT Multi-Cap Core Equity, Rydex VT Multi-Hedge Strategies and engages CLS Investment Firm, LLC to provide subadvisory services to RVT CLS AdvisorOne Amerigo Fund and RVT CLS AdvisorOne Clermont Fund. Under the terms of the investment advisory contracts, investment portfolios of the underlying mutual funds are managed by Security Investors, LLC (SI), a limited liability company controlled by its members and Security Benefit Corporation. SI serves as investment advisor of SBL Equity, SBL Large Cap Value, SBL Money Market, SBL U.S. Intermediate Bond, SBL Mid Cap Growth, SBL All Cap Value, SBL High Yield, SBL Mid Cap Value, SBL Small Cap Growth, and SBL Select 25. SI has engaged Security Global Investors, LLC and Mainstream Investment Advisers, LLC to provide subadvisory services for SBL Alpha Opportunity; Northern Trust Investments, N.A. to provide subadvisory services for SBL Enhanced Index; T. Rowe Price Associates, Inc. to provide subadvisory services for SBL Managed Asset Allocation; Security Global Investors, LLC to provide subadvisory services for SBL Global; and Wells Capital Management Inc. to provide subadvisory services for SBL Small Cap Value. Van Kampen Asset Management serves as investment advisor of Van Kampen LIT Comstock Portfolio and Van Kampen LIT Government Portfolio; Morgan Stanley Investment Management Inc. serves as investment advisor for Van Kampen UIF Equity and Income Portfolio and Van Kampen UIF Emerging Markets Equity Portfolio.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                   Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENT VALUATION

Investments in mutual fund shares are carried in the statement of net assets at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold.

The cost of investments purchased and proceeds from investments sold for the year ended December 31, 2009 were as follows:

                                                             COST OF       PROCEEDS
SUBACCOUNT                                                  PURCHASES     FROM SALES
--------------------------------------------------------------------------------------
AIM V.I. Basic Value                                       $ 3,876,975   $ 1,556,352
AIM V.I. Capital Development                                 1,533,870     3,048,009
AIM V.I. Global Health Care                                  1,138,801     1,912,279
AIM V.I. Global Real Estate                                  1,311,685     3,503,685
AIM V.I. International Growth                                6,259,777     5,341,093
AIM V.I. Mid Cap Core Equity                                 4,078,737     4,465,452
American Century VP Mid Cap Value                              758,406     1,076,052
American Century VP Ultra                                    4,764,152     3,600,675
American Century VP Value                                    4,146,132     5,915,293
Dent Strategic Portfolio                                     2,971,898     4,880,076
Dreyfus IP Technology Growth                                 6,098,675     2,882,210
Dreyfus VIF International Value                              5,142,693     3,820,313
Franklin Income Securities                                   4,090,886     2,209,498
Franklin Small Cap Value Securities                          1,047,014     1,267,056
Franklin Templeton VIP Founding Funds Allocation             3,035,048       465,678
Janus Aspen Enterprise                                       3,055,688     5,075,847
Janus Aspen INTECH Risk-Managed Core                           437,463       504,132
Janus Aspen Janus Portfolio                                  7,171,960     9,137,248
Legg Mason ClearBridge Variable Aggressive Growth            1,669,173     4,032,804
Legg Mason Western Asset Variable Global High Yield Bond     2,866,644       902,559
Legg Mason ClearBridge Variable Small Cap Growth               786,951     2,655,169
MFS VIT Research International                               3,207,565     6,183,038
MFS VIT Total Return                                         5,661,598     5,221,646
MFS VIT Utilities                                            3,856,621     4,360,895
Mutual Global Discovery Securities                           6,319,426     3,393,709
Neuberger Berman AMT Socially Responsive                     1,192,592     1,134,264

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                   Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                                                      COST OF       PROCEEDS
SUBACCOUNT                                           PURCHASES     FROM SALES
-------------------------------------------------------------------------------
Oppenheimer Core Bond Fund/VA                      $  4,722,753  $  14,876,565
Oppenheimer Main Street Small Cap Fund/VA             1,294,365      2,359,696
PIMCO VIT All Asset                                   5,003,886      3,699,945
PIMCO VIT CommodityRealReturn Strategy                7,619,881      4,056,202
PIMCO VIT Emerging Markets Bond                       2,616,790        935,737
PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)           6,516,423      6,453,800
PIMCO VIT Low Duration                               15,356,244     10,405,125
PIMCO VIT Real Return                                17,440,394     18,925,695
Royce Micro-Cap                                       2,494,168      2,513,860
RVT CLS AdvisorOne Amerigo                            6,848,779     18,032,352
RVT CLS AdvisorOne Clermont                           9,945,361      4,252,287
Rydex VT All-Asset Aggressive Strategy                2,529,066      2,198,942
Rydex VT All-Asset Conservative Strategy              3,026,646      4,591,336
Rydex VT All-Asset Moderate Strategy                  2,482,134      5,072,005
Rydex VT All-Cap Opportunity                          1,606,546      7,064,012
Rydex VT Alternative Strategies Allocation              834,659        886,487
Rydex VT International Opportunity                    1,520,271        180,051
Rydex VT Managed Futures Strategy                     5,555,028      2,012,874
Rydex VT Multi-Cap Core Equity                           61,747        176,166
Rydex VT Multi-Hedge Strategies                       3,934,665      2,407,336
SBL All Cap Value                                     1,924,611     11,238,644
SBL Alpha Opportunity                                     8,154      4,018,875
SBL Enhanced Index                                    1,621,256      3,303,577
SBL Equity                                            1,677,744      1,773,557
SBL Global                                            1,950,553      9,563,800
SBL High Yield                                       17,079,465     23,752,664
SBL Large Cap Value                                   5,289,437     11,252,799
SBL Managed Asset Allocation                          1,589,718      5,175,019
SBL Mid Cap Growth                                    6,000,219      6,096,608
SBL Mid Cap Value                                     2,940,149     16,355,752
SBL Money Market                                     33,110,465     86,407,501
SBL Select 25                                         3,519,147      5,361,193
SBL Small Cap Growth                                    964,900      2,072,189
SBL Small Cap Value                                   6,998,728     10,953,714
SBL U.S. Intermediate Bond                           19,712,583      8,214,320

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                   Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                                              COST OF          PROCEEDS
SUBACCOUNT                                   PURCHASES        FROM SALES
--------------------------------------------------------------------------
Van Kampen LIT Comstock                    $  2,421,036     $   3,466,119
Van Kampen LIT Government                    34,682,238        12,687,379
Van Kampen UIF Emerging Markets Equity        7,967,290         3,296,018
Van Kampen UIF Equity and Income              2,177,928         3,098,688


ANNUITY RESERVES

Annuity reserves relate to contracts that have matured and are in the payout stage. Such reserves are computed on the basis of published mortality tables using assumed interest rates that will provide reserves as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity reserves, and any resulting adjustment is either charged or credited to SBL and not to the Account.

REINVESTMENT OF DIVIDENDS

Dividend and capital gains distributions paid by the mutual fund to the Account are reinvested in additional shares of each respective fund. Dividend income and capital gains distributions are recorded as income on the ex-dividend date.

FEDERAL INCOME TAXES

The operations of the Account are included in the federal income tax return of SBL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, SBL does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Account for federal income taxes. SBL will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                   Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

RECENTLY ADOPTED ACCOUNTING STANDARDS

In June 2009, the FASB issued SFAS No. 168, The FASB Accounting Standards Codification(TM) and the Hierarchy of Generally Accepted Accounting Principles, which was subsequently incorporated into ASC 105-10, Generally Accepted Accounting Principles - Overall. This guidance replaced SFAS No. 162, The Hierarchy of Generally Accepted Accounting Principles, and established the FASB Accounting Standards Codification(TM) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP. This guidance replaced previous guidance related to the same issue and became effective for interim and annual reporting periods ending after September 15, 2009. The Account adopted the guidance and it did not have a material impact on the financial statements.

In May 2009, the FASB issued new guidance that established general accounting standards and disclosure for events occurring subsequent to the balance sheet date but before the financial statements are issued. This guidance is effective for interim and annual accounting periods ending after June 15, 2009. The Account adopted this guidance for its December 31, 2009 financial statements and has evaluated the impact of subsequent events through the date at which financial statements were issued. The adoption of this guidance did not have a material impact on the financial statements.

FAIR VALUE MEASUREMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels:

      o LEVEL 1 - Unadjusted quoted prices in active markets for identical assets or liabilities.

      o LEVEL 2 - Inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly.

      o LEVEL 3 - Unobservable inputs for the asset or liability reflecting internal assumptions.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                   Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The Account invests in shares of open-end mutual funds, which process contract owner-directed purchases, sales and transfers on a daily basis at the fund's computed net asset values (NAV). The fair value of the Account's assets is based on the NAVs of mutual funds, which are obtained from the custodian and reflect the fair values of the mutual fund investments. The NAV is calculated daily and is based on the fair values of the underlying securities.

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund. That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund. As a result, the quoted NAV of the mutual fund is to be considered quoted prices in active markets.

The Account's financial assets are recorded at fair value on the statements of net assets and are categorized as Level 1 as of December 31, 2009 based on the priority of the inputs to the valuation technique above. The Account had no financial liabilities as of December 31, 2009.

2. VARIABLE ANNUITY CONTRACT CHARGES

SBL deducts a daily administrative charge equivalent to an annual rate of 0.15% of the average daily net asset value. Additionally, SBL deducts an account administration charge of $30 annually, except for certain contracts based on a minimum account value and the period of time the contract has been in force. Mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate ranging from 0.60% to 0.85% of the average daily net asset. Additionally, SBL deducts an amount for each rider, equal to a percentage of contract value, not to exceed a total charge of 2% of the contract value.

When applicable, an amount for state premium taxes is deducted as provided by pertinent state law either from the purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                   Notes to Financial Statements (continued)

3. SUMMARY OF UNIT TRANSACTIONS

The changes in units outstanding for the years ended December 31, 2009 and 2008, except for those subaccounts operating for portions of such periods as disclosed in the financial statements, were as follows:

                                                  2009                                    2008
                                 --------------------------------------   --------------------------------------
                                                               NET                                       NET
                                      UNITS       UNITS      INCREASE       UNITS         UNITS        INCREASE
SUBACCOUNT                           ISSUED     REDEEMED    (DECREASE)      ISSUED      REDEEMED      (DECREASE)
-----------------------------------------------------------------------   --------------------------------------
AIM V.I. Basic Value                541,378     (268,178)      273,200      266,874     (445,427)     (178,553)
AIM V.I. Capital Development        350,095     (567,994)     (217,899)     766,125     (893,870)     (127,745)
AIM V.I. Global Health Care         258,753     (300,139)      (41,386)     771,193     (463,139)      308,054
AIM V.I. Global Real Estate         310,799     (448,646)     (137,847)   1,094,225   (1,159,745)      (65,520)
AIM V.I. International Growth     1,087,787     (947,092)      140,695    2,445,708   (2,971,727)     (526,019)
AIM V.I. Mid Cap Core Equity        563,089     (575,058)      (11,969)     893,037     (616,996)      276,041
American Century VP
  Mid Cap Value                     157,692     (205,842)      (48,150)     437,908     (237,907)      200,001
American Century VP Ultra           814,719     (692,942)      121,777      836,667   (1,035,788)     (199,121)
American Century VP Value           582,131     (822,159)     (240,028)   1,681,104   (1,601,320)       79,784
Dent Strategic Portfolio            778,892     (964,088)     (185,196)   1,306,364     (461,178)      845,186
Dreyfus IP Technology Growth        996,968     (528,157)      468,811      996,200     (796,904)      199,296
Dreyfus VIF International Value     723,029     (586,821)      136,208    1,827,437   (2,044,809)     (217,372)
Franklin Income Securities          741,232     (569,912)      171,320    3,870,304   (4,341,500)     (471,196)
Franklin Small Cap
  Value Securities                  200,638     (268,434)      (67,796)   1,638,257   (1,337,132)      301,125
Franklin Templeton VIP
  Founding Funds Allocation         493,469     (145,354)      348,115      168,257      (86,195)       82,062
Janus Aspen Enterprise              996,281   (1,203,338)     (207,057)   6,117,545   (7,217,626)   (1,100,081)
Janus Aspen INTECH
  Risk-Managed Core                  90,143      (94,432)       (4,289)     110,964      (80,934)       30,030
Janus Aspen Janus Portfolio       1,564,505   (1,732,532)     (168,027)   8,416,459   (6,796,026)    1,620,433
Legg Mason ClearBridge
  Variable Aggressive Growth        619,660     (895,604)     (275,944)   1,935,920     (824,971)    1,110,949
Legg Mason Western Asset
  Variable Global High
  Yield Bond                        420,785     (167,711)      253,074    2,352,931   (2,273,482)       79,449
Legg Mason ClearBridge
  Variable Small Cap Growth         222,313     (465,322)     (243,009)   1,704,003   (1,149,134)      554,869
MFS VIT Research International      622,681   (1,144,643)     (521,962)   1,404,723   (1,397,538)        7,185
MFS VIT Total Return              1,209,951   (1,150,454)       59,497    4,058,052   (2,986,270)    1,071,782
MFS VIT Utilities                   741,182     (800,825)      (59,643)   2,586,127   (2,959,367)     (373,240)
Mutual Global Discovery
  Securities                      1,322,244     (900,612)      421,632    5,080,164   (5,360,728)     (280,564)
Neuberger Berman AMT
  Socially Responsive               167,632     (160,614)        7,018      267,898     (211,826)       56,072
Oppenheimer Core Bond
  Fund/VA                         1,284,033   (3,191,581)   (1,907,548)   7,421,047   (5,428,588)    1,992,459
Oppenheimer Main Street
  Small Cap Fund/VA                 173,717     (248,268)      (74,551)     211,447     (331,139)     (119,692)
PIMCO VIT All Asset                 602,247     (537,510)       64,737    1,446,299   (1,123,908)      322,391
PIMCO VIT
  CommodityRealReturn
  Strategy                        1,176,467     (875,398)      301,069    2,495,851   (1,994,483)      501,368
PIMCO VIT Emerging
  Markets Bond                      358,310     (190,633)      167,677      492,329     (262,362)      229,967

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                   Notes to Financial Statements (continued)

3. SUMMARY OF UNIT TRANSACTIONS (CONTINUED)

                                                   2009                                       2008
                                 -----------------------------------------  -----------------------------------------
                                                                  NET                                        NET
                                     UNITS        UNITS        INCREASE         UNITS         UNITS       INCREASE
SUBACCOUNT                          ISSUED       REDEEMED     (DECREASE)       ISSUED       REDEEMED     (DECREASE)
--------------------------------------------------------------------------   ----------------------------------------
PIMCO VIT Foreign Bond
  (U.S. Dollar-Hedged)              840,017    (1,052,999)      (212,982)    2,822,966    (2,039,277)       783,689
PIMCO VIT Low Duration            2,125,342    (1,796,623)       328,719     4,069,273    (3,228,419)       840,854
PIMCO VIT Real Return             2,881,639    (3,234,933)      (353,294)    7,629,108    (6,625,067)     1,004,041
Royce Micro-Cap                     588,435      (552,974)        35,461       907,341      (993,857)       (86,516)
RVT CLS AdvisorOne Amerigo        3,005,050    (4,262,365)    (1,257,315)    7,857,174    (4,178,585)     3,678,589
RVT CLS AdvisorOne Clermont       1,624,891      (866,478)       758,413     2,018,845    (1,200,099)       818,746
Rydex VT All-Asset
  Aggressive Strategy               398,436      (329,338)        69,098       824,423      (487,525)       336,898
Rydex VT All-Asset
  Conservative Strategy             445,262      (612,965)      (167,703)    1,929,167    (1,447,766)       481,401
Rydex VT All-Asset
  Moderate Strategy                 501,833      (810,003)      (308,170)    2,017,103    (1,243,882)       773,221
Rydex VT All-Cap Opportunity        340,632      (802,820)      (462,188)    1,314,845    (1,239,057)        75,788
Rydex VT Alternative
  Strategies Allocation             181,486      (175,349)         6,137       466,864      (117,480)       349,384
Rydex VT International
  Opportunity                       206,975       (38,549)       168,426       104,346       (70,399)        33,947
Rydex VT Managed
  Futures Strategy                  748,482      (353,412)       395,070       217,822       (72,991)       144,831
Rydex VT Multi-Cap
  Core Equity                        13,296       (37,349)       (24,053)      361,650      (300,409)        61,241
Rydex VT Multi-Hedge
  Strategies                        690,278      (491,533)       198,745       501,196      (249,352)       251,844
SBL All Cap Value                   730,564    (1,711,803)      (981,239)    7,125,860    (7,487,339)      (361,479)
SBL Alpha Opportunity                52,845      (417,010)      (364,165)      916,248    (1,197,889)      (281,641)
SBL Enhanced Index                  686,694      (940,177)      (253,483)    1,174,810    (1,502,954)      (328,144)
SBL Equity                          510,908      (465,143)        45,765       648,895      (520,109)       128,786
SBL Global                        1,142,798    (1,966,868)      (824,070)    2,153,136    (2,978,776)      (825,640)
SBL High Yield                    1,659,398    (1,807,624)      (148,226)    2,935,616    (2,421,220)       514,396
SBL Large Cap Value               1,513,321    (2,243,028)      (729,707)    6,204,441    (7,286,179)    (1,081,738)
SBL Managed Asset Allocation        539,164      (876,042)      (336,878)    1,438,229    (1,388,393)        49,836
SBL Mid Cap Growth                1,654,467    (1,517,457)       137,010     1,893,533    (2,072,019)      (178,486)
SBL Mid Cap Value                   764,808    (1,410,276)      (645,468)    1,537,688    (2,074,917)      (537,229)
SBL Money Market                 11,966,633   (17,476,416)    (5,509,783)   33,234,628   (27,672,437)     5,562,191
SBL Select 25                     1,060,788    (1,494,549)      (433,761)    1,140,988    (1,836,364)      (695,376)
SBL Small Cap Growth                546,636      (749,289)      (202,653)    1,351,882    (1,896,646)      (544,764)
SBL Small Cap Value                 736,921      (895,125)      (158,204)      938,602    (1,264,808)      (326,206)
SBL U.S. Intermediate Bond        2,624,708    (1,320,842)     1,303,866     1,482,082    (1,738,042)      (255,960)
Van Kampen LIT Comstock             504,787      (694,043)      (189,256)      942,203      (944,793)        (2,590)
Van Kampen LIT Government         4,553,650    (2,411,418)     2,142,232    10,205,007   (11,736,043)    (1,531,036)
Van Kampen UIF Emerging
  Markets Equity                  1,573,503      (901,655)       671,848     1,658,628    (1,442,189)       216,439
Van Kampen UIF
  Equity and Income                 428,337      (514,825)       (86,488)      813,237      (983,723)      (170,486)

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                   Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios, and total return ratios for each of the five years in the period ended December 31, 2009, except for those individual subaccounts operating for portions of such periods as disclosed in the financial statements, follows:

SUBACCOUNT                                     2009              2008                2007              2006             2005
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE
Units                                       784,923           511,723             690,276           631,977          408,342
Unit value                                    $9.70             $6.82              $14.71            $15.07           $13.85
Net assets                               $7,610,930        $3,487,184         $10,152,160        $9,521,911       $5,655,252
Ratio of expenses to net assets*       0.75% - 1.00%     0.75% - 1.00%       0.75% - 1.00%     0.75% - 1.00%            0.75%
Investment income ratio**                      1.36%             0.42%               0.36%             0.14%               -%
Total return***                               42.23%          (53.64)%             (2.39)%             8.79%            1.55%

AIM V.I. CAPITAL DEVELOPMENT(5)
Units                                       633,842           851,741             979,487           366,210                -
Unit value                                    $7.82             $5.72              $11.23            $10.55            $   -
Net assets                               $4,959,564        $4,872,859         $11,001,695        $3,863,731            $   -
Ratio of expenses to net assets*       0.75% - 1.00%     0.75% - 1.00%       0.75% - 1.00%     0.75% - 1.00%               -%
Investment income ratio**                         -%                -%                  -%                -%               -%
Total return***                               36.71%          (49.07)%               6.46%             5.49%               -%

AIM V.I. GLOBAL HEALTH CARE
Units                                       775,834           817,220             509,166           330,130          172,405
Unit value                                   $11.60             $9.43              $13.72            $12.74           $12.56
Net assets                               $8,999,058        $7,709,214          $6,985,617        $4,205,150       $2,166,746
Ratio of expenses to net assets*       0.75% - 1.00%     0.75% - 1.00%       0.75% - 1.00%     0.75% - 1.00%            0.75%
Investment income ratio**                      0.34%                -%                  -%                -%               -%
Total return***                               23.01%          (31.27)%               7.72%             1.37%            4.17%

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                   Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                    2009               2008                2007             2006              2005
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. GLOBAL REAL ESTATE
Units                                     1,133,602         1,271,449           1,336,969         1,443,163          849,659
Unit value                                   $15.65            $12.35              $23.17            $25.47           $18.54
Net assets                              $17,738,791       $15,704,976         $30,968,902       $36,751,767      $15,751,291
Ratio of expenses to net assets*       0.75% - 1.00%     0.75% - 1.00%       0.75% - 1.00%     0.75% - 1.00%            0.75%
Investment income ratio**                         -%             5.85%               6.10%             1.27%            1.34%
Total return***                               26.72%          (46.70)%             (9.03)%            37.37%           10.05%

AIM V.I. INTERNATIONAL GROWTH
Units                                     2,878,412         2,737,717           3,263,735         2,335,721          584,632
Unit value                                   $13.30            $10.23              $17.87            $16.21           $13.16
Net assets                              $38,271,459       $28,011,853         $58,313,721       $37,864,445       $7,693,581
Ratio of expenses to net assets*       0.75% - 1.00%     0.75% - 1.00%       0.75% - 1.00%     0.75% - 1.00%            0.75%
Investment income ratio**                      1.37%             0.42%               0.44%             1.00%            0.85%
Total return***                               30.01%          (42.75)%              10.22%            23.20%           13.38%

AIM V.I. MID CAP CORE EQUITY
Units                                       870,448           882,417             606,376           290,337          231,774
Unit value                                   $13.40            $10.71              $15.59            $14.82           $13.86
Net assets                              $11,662,966        $9,453,990          $9,456,484        $4,302,527       $3,212,929
Ratio of expenses to net assets*       0.75% - 1.00%     0.75% - 1.00%       0.75% - 1.00%     0.75% - 1.00%            0.75%
Investment income ratio**                      1.05%             1.75%               0.06%             0.79%            0.37%
Total return***                               25.12%          (31.30)%               5.25%             6.90%            3.32%

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                   Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                    2009               2008                2007             2006              2005
------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP
  VALUE(4)
Units                                       217,099           265,249              65,248                 -                -
Unit value                                    $7.97             $6.37               $8.76             $   -            $   -
Net assets                               $1,729,644        $1,690,491            $571,558             $   -            $   -
Ratio of expenses to net assets*       0.75% - 1.00%     0.75% - 1.00%       0.75% - 1.00%                -%               -%
Investment income ratio**                      3.07%             0.04%               0.90%                -%               -%
Total return***                               25.12%          (27.28)%            (12.38)%                -%               -%

AMERICAN CENTURY VP ULTRA
Units                                     1,267,308         1,145,531           1,344,652         1,295,982        1,119,094
Unit value                                    $9.55             $7.37              $13.11            $11.27           $12.11
Net assets                              $12,101,809        $8,443,156         $17,631,225       $14,602,503      $13,548,810
Ratio of expenses to net assets*       0.75% - 1.00%     0.75% - 1.00%       0.75% - 1.00%     0.75% - 1.00%            0.75%
Investment income ratio**                      0.14%                -%                  -%                -%               -%
Total return***                               29.58%          (43.78)%              16.37%           (6.94)%          (1.78)%

AMERICAN CENTURY VP VALUE
Units                                     1,625,695         1,865,723           1,785,939         1,543,792          877,541
Unit value                                   $11.54            $10.01              $14.19            $15.56           $13.64
Net assets                              $18,755,156       $18,665,939         $25,339,270       $24,020,629      $11,966,657
Ratio of expenses to net assets*       0.75% - 1.00%     0.75% - 1.00%       0.75% - 1.00%     0.75% - 1.00%            0.75%
Investment income ratio**                      5.18%             2.21%               1.50%             0.97%            0.33%
Total return***                               15.28%          (29.46)%             (8.81)%            14.11%            1.00%

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                   Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                    2009               2008                2007              2006             2005
------------------------------------------------------------------------------------------------------------------------------
DENT STRATEGIC PORTFOLIO(2)
Units                                       659,990           845,186                   -                 -                -
Unit value                                    $8.97             $7.90               $   -             $   -            $   -
Net assets                               $5,922,191        $6,676,139               $   -             $   -            $   -
Ratio of expenses to net assets*       0.75% - 1.00%     0.75% - 1.00%                  -%                -%               -%
Investment income ratio**                      0.11%                -%                  -%                -%               -%
Total return***                               13.54%          (21.00)%                  -%                -%               -%

DREYFUS IP TECHNOLOGY GROWTH
Units                                     1,147,876           679,065             479,769           130,694           74,365
Unit value                                    $9.57             $6.33              $11.18            $10.14           $10.12
Net assets                              $10,988,088        $4,297,218          $5,363,374        $1,325,832         $752,574
Ratio of expenses to net assets*       0.75% - 1.00%     0.75% - 1.00%       0.75% - 1.00%     0.75% - 1.00%            0.75%
Investment income ratio**                      0.14%                -%                  -%                -%               -%
Total return***                               51.18%          (43.38)%               10.2%             0.22%          (0.33)%

DREYFUS VIF INTERNATIONAL VALUE
Units                                     1,774,623         1,638,415           1,855,787         1,894,749        1,448,082
Unit value                                   $10.82             $8.60              $14.28            $14.27           $12.10
Net assets                              $19,209,442       $14,090,948         $26,499,170       $27,032,932      $17,520,936
Ratio of expenses to net assets*       0.75% - 1.00%     0.75% - 1.00%       0.75% - 1.00%     0.75% - 1.00%            0.75%
Investment income ratio**                      3.57%             2.58%               1.62%             1.16%               -%
Total return***                               25.81%          (39.78)%               0.08%            17.90%            7.58%

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                   Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                       2009            2008                2007             2006              2005
------------------------------------------------------------------------------------------------------------------------------
FRANKLIN INCOME SECURITIES(4)
Units                                        1,997,967      1,826,647           2,297,843                 -                -
Unit value                                       $8.45          $6.47               $9.55             $   -            $   -
Net assets                                 $16,884,899    $11,819,738         $21,937,535             $   -            $   -
Ratio of expenses to net assets*          0.75% - 1.00%  0.75% - 1.00%                  -%                -%               -%
Investment income ratio**                         7.53%          5.14%               0.60%                -%               -%
Total return***                                  30.60%       (32.25)%             (4.54)%                -%               -%

FRANKLIN SMALL CAP VALUE SECURITIES(4)
Units                                          410,433        478,229             177,104                 -                -
Unit value                                       $7.06          $5.67               $8.79             $   -            $   -
Net assets                                  $2,896,114     $2,713,078          $1,556,548             $   -            $   -
Ratio of expenses to net assets*          0.75% - 1.00%  0.75% - 1.00%                  -%                -%               -%
Investment income ratio**                         1.32%          2.48%               0.15%                -%               -%
Total return***                                  24.51%       (35.49)%             (12.1)%                -%               -%

FRANKLIN TEMPLETON VIP
  FOUNDING FUNDS ALLOCATION(4)
Units                                          430,177         82,062                   -                 -                -
Unit value                                       $8.14          $6.50               $   -             $   -            $   -
Net assets                                  $3,503,846       $533,434               $   -             $   -            $   -
Ratio of expenses to net assets*          0.75% - 1.00%  0.75% - 1.00%                  -%                -%               -%
Investment income ratio**                         3.90%          5.98%                  -%                -%               -%
Total return***                                  25.23%       (35.00)%                  -%                -%               -%

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                   Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                     2009              2008                2007             2006              2005
------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN ENTERPRISE(4)
Units                                     2,282,077         2,489,134           3,589,215                 -                -
Unit value                                    $8.06             $5.79              $10.71             $   -            $   -
Net assets                              $18,389,344       $14,417,586         $38,427,996             $   -            $   -
Ratio of expenses to net assets*       0.75% - 1.00%     0.75% - 1.00%                  -%                -%               -%
Investment income ratio**                         -%             0.05%               0.08%                -%               -%
Total return***                               39.21%          (45.94)%               7.05%                -%               -%

JANUS ASPEN INTECH
  RISK-MANAGED CORE(4)
Units                                        71,711            76,000              45,970                 -                -
Unit value                                    $7.03             $5.96               $9.70             $   -            $   -
Net assets                                 $504,532          $452,845            $445,902             $   -            $   -
Ratio of expenses to net assets*       0.75% - 1.00%     0.75% - 1.00%                  -%                -%               -%
Investment income ratio**                      1.19%             0.96%               0.70%                -%               -%
Total return***                               17.95%          (38.56)%                (3)%                -%               -%

JANUS ASPEN JANUS PORTFOLIO(4)
Units                                     2,457,922         2,625,949           1,005,517                 -                -
Unit value                                    $7.80             $5.96              $10.28             $   -            $   -
Net assets                              $19,164,475       $15,629,474         $10,336,943             $   -            $   -
Ratio of expenses to net assets*       0.75% - 1.00%     0.75% - 1.00%                  -%                -%               -%
Investment income ratio**                      0.40%             0.97%               0.54%                -%               -%
Total return***                               30.87%          (42.02)%               2.81%                -%               -%

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                   Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                    2009               2008                2007              2006             2005
------------------------------------------------------------------------------------------------------------------------------
LEGG MASON CLEARBRIDGE VARIABLE
  AGGRESSIVE GROWTH(5)
Units                                     2,001,388         2,277,332           1,166,382           781,952                -
Unit value                                    $7.43             $5.75              $10.04            $10.39            $   -
Net assets                              $14,864,304       $13,085,971         $11,707,447        $8,121,710            $   -
Ratio of expenses to net assets*       0.75% - 1.00%     0.75% - 1.00%       0.75% - 1.00%     0.75% - 1.00%               -%
Investment income ratio**                         -%                -%                  -%                -%               -%
Total return***                               29.22%          (42.73)%               0.38%             3.86%               -%

LEGG MASON WESTERN ASSET VARIABLE
  GLOBAL HIGH YIELD BOND(4)
Units                                       386,962           133,888              54,439                 -                -
Unit value                                    $9.31             $6.24               $9.38             $   -            $   -
Net assets                               $3,603,822          $836,341            $510,555             $   -            $   -
Ratio of expenses to net assets*       0.75% - 1.00%     0.75% - 1.00%                  -%                -%               -%
Investment income ratio**                     13.39%            17.78%              13.03%                -%               -%
Total return***                               49.20%          (33.48)%             (6.23)%                -%               -%

LEGG MASON CLEARBRIDGE VARIABLE
  SMALL CAP GROWTH(5)
Units                                       440,544           683,553             128,684            19,494                -
Unit value                                    $8.28             $6.02              $10.54             $9.96            $   -
Net assets                               $3,647,858        $4,115,559          $1,356,675          $194,337            $   -
Ratio of expenses to net assets*       0.75% - 1.00%     0.75% - 1.00%       0.75% - 1.00%     0.75% - 1.00%               -%
Investment income ratio**                         -%                -%                  -%                -%               -%
Total return***                               37.54%          (42.88)%               5.41%           (0.36)%               -%

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                   Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                     2009              2008                2007              2006             2005
------------------------------------------------------------------------------------------------------------------------------
MFS VIT RESEARCH INTERNATIONAL(5)
Units                                     1,116,789         1,638,751           1,631,567           792,621                -
Unit value                                    $8.55             $6.80              $12.28            $11.34            $   -
Net assets                               $9,547,752       $11,143,824         $20,040,202        $8,991,614            $   -
Ratio of expenses to net assets*       0.75% - 1.00%     0.75% - 1.00%       0.75% - 1.00%     0.75% - 1.00%               -%
Investment income ratio**                      1.07%             0.47%                  -%             1.23%               -%
Total return***                               25.74%          (44.63)%               8.28%            13.43%               -%

MFS VIT TOTAL RETURN(5)
Units                                      4,846,698         4,787,201          3,715,419         3,213,939                -
Unit value                                     $9.04             $7.97             $10.65            $10.64            $   -
Net assets                               $43,793,263       $38,149,215        $39,568,651       $34,194,494            $   -
Ratio of expenses to net assets*        0.75% - 1.00%     0.75% - 1.00%      0.75% - 1.00%     0.75% - 1.00%               -%
Investment income ratio**                       3.33%             2.86%              2.97%             0.32%               -%
Total return***                                13.43%          (25.16)%              0.09%             6.40%               -%

MFS VIT UTILITIES(5)
Units                                      2,237,966         2,297,609          2,670,849           914,818                -
Unit value                                    $11.61             $9.07             $15.15            $12.33            $   -
Net assets                               $25,993,366       $20,850,806        $40,455,177       $11,280,809            $   -
Ratio of expenses to net assets*        0.75% - 1.00%     0.75% - 1.00%      0.75% - 1.00%     0.75% - 1.00%               -%
Investment income ratio**                       4.58%             1.29%              0.60%             0.21%               -%
Total return***                                28.00%          (40.13)%             22.84%            23.30%               -%

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                   Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                        2009              2008                2007           2006             2005
------------------------------------------------------------------------------------------------------------------------------
MUTUAL GLOBAL DISCOVERY SECURITIES(4)
Units                                        2,698,458         2,276,826           2,557,390              -                -
Unit value                                       $8.18             $6.89              $10.00          $   -            $   -
Net assets                                 $22,085,613       $15,690,231         $25,576,063          $   -            $   -
Ratio of expenses to net assets*          0.75% - 1.00%     0.75% - 1.00%       0.75% - 1.00%             -%               -%
Investment income ratio**                         1.26%             2.04%               0.31%             -%               -%
Total return***                                  18.72%          (31.10)%             (0.04)%             -%               -%

NEUBERGER BERMAN AMT
  SOCIALLY RESPONSIVE(6)
Units                                          413,731           406,713             350,641        184,584                -
Unit value                                      $12.42             $9.82              $16.83         $16.28            $   -
Net assets                                  $5,138,788        $3,994,361          $5,900,617     $3,004,992            $   -
Ratio of expenses to net assets*          0.75% - 1.00%     0.75% - 1.00%       0.75% - 1.00%  0.75% - 1.00%               -%
Investment income ratio**                         1.77%             2.17%               0.02%             -%               -%
Total return***                                  26.48%          (41.65)%               3.40%         62.78%               -%

OPPENHEIMER CORE BOND FUND/VA(4)
Units                                        1,763,138         3,670,686           1,678,227              -                -
Unit value                                       $6.15             $5.86               $9.98          $   -            $   -
Net assets                                 $10,834,449       $21,492,366         $16,746,667          $   -            $   -
Ratio of expenses to net assets*          0.75% - 1.00%     0.75% - 1.00%       0.75% - 1.00%             -%               -%
Investment income ratio**                            -%             3.39%                  -%             -%               -%
Total return***                                   4.95%          (41.28)%             (0.21)%             -%               -%

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                   Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                     2009              2008                2007             2006              2005
-----------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET
  SMALL CAP FUND/VA
Units                                       527,901           602,452             722,144           592,722          313,521
Unit value                                   $13.61            $10.32              $17.28            $18.20           $16.48
Net assets                               $7,181,434        $6,217,010         $12,478,845       $10,789,665       $5,167,232
Ratio of expenses to net assets*       0.75% - 1.00%     0.75% - 1.00%       0.75% - 1.00%     0.75% - 1.00%            0.75%
Investment income ratio**                      0.64%             0.27%               0.16%             0.02%               -%
Total return***                               31.88%          (40.28)%             (5.04)%            10.45%            5.68%

PIMCO VIT ALL ASSET
Units                                     1,826,459         1,761,722           1,439,331         1,264,392          883,668
Unit value                                   $11.85            $10.12              $12.49            $11.97           $11.87
Net assets                              $21,643,964       $17,828,974         $17,971,617       $15,131,737      $10,490,341
Ratio of expenses to net assets*       0.75% - 1.00%     0.75% - 1.00%       0.75% - 1.00%     0.75% - 1.00%            0.75%
Investment income ratio**                      7.08%             6.70%               7.97%             6.10%            4.63%
Total return***                               17.09%          (18.98)%               4.33%             0.81%            2.32%

PIMCO VIT COMMODITYREALRETURN
  STRATEGY(5)
Units                                     1,255,528           954,459             453,091           153,470                -
Unit value                                    $8.92             $6.54              $12.09            $10.18            $   -
Net assets                              $11,204,573        $6,247,035          $5,477,948        $1,563,017            $   -
Ratio of expenses to net assets*       0.75% - 1.00%     0.75% - 1.00%       0.75% - 1.00%     0.75% - 1.00%               -%
Investment income ratio**                      6.08%            12.26%               5.14%             7.03%               -%
Total return***                               36.39%          (45.91)%              18.71%             1.85%               -%

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                   Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                     2009              2008                2007              2006             2005
------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT EMERGING MARKETS BOND
Units                                       493,201           325,524              95,557                 -                -
Unit value                                   $10.32             $8.21               $9.99             $   -            $   -
Net assets                               $5,088,048        $2,674,180            $955,017             $   -            $   -
Ratio of expenses to net assets*       0.75% - 1.00%     0.75% - 1.00%       0.75% - 1.00%                -%               -%
Investment income ratio**                      5.69%             8.89%               1.90%                -%               -%
Total return***                               25.70%          (17.82)%             (0.08)%                -%               -%

PIMCO VIT FOREIGN BOND
  (U.S. DOLLAR-HEDGED)
Units                                     1,974,581         2,187,563           1,403,874           677,587                -
Unit value                                   $10.41             $9.35               $9.94             $9.96            $   -
Net assets                              $20,554,720       $20,452,019         $13,963,279        $6,751,052            $   -
Ratio of expenses to net assets*       0.75% - 1.00%     0.75% - 1.00%       0.75% - 1.00%     0.75% - 1.00%               -%
Investment income ratio**                      3.18%             3.67%               3.54%             2.83%               -%
Total return***                               11.34%           (5.94)%             (0.20)%           (0.37)%               -%

PIMCO VIT LOW DURATION
Units                                     3,581,524         3,252,805           2,411,950         2,354,587        1,644,739
Unit value                                   $10.17             $9.32               $9.72             $9.40            $9.38
Net assets                              $36,423,210       $30,307,044         $23,434,247       $22,144,691      $15,450,035
Ratio of expenses to net assets*       0.75% - 1.00%     0.75% - 1.00%       0.75% - 1.00%     0.75% - 1.00%            0.75%
Investment income ratio**                      3.42%             4.20%               4.86%             4.16%            2.72%
Total return***                                9.12%           (4.12)%               3.40%             0.16%          (2.73)%

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                   Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                     2009              2008                2007              2006             2005
------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT REAL RETURN
Units                                     6,032,661         6,385,955           5,381,914         4,477,341        3,581,337
Unit value                                   $11.32             $9.93              $11.09            $10.41           $10.72
Net assets                              $68,305,058       $63,424,336         $59,695,997       $46,611,374      $38,433,710
Ratio of expenses to net assets*       0.75% - 1.00%     0.75% - 1.00%       0.75% - 1.00%     0.75% - 1.00%            0.75%
Investment income ratio**                      3.12%             4.22%               4.64%             4.76%            2.67%
Total return***                               14.00%          (10.46)%               6.56%           (2.98)%          (1.69)%

ROYCE MICRO-CAP (5)
Units                                     1,517,342         1,481,881           1,568,397           574,640                -
Unit value                                    $8.95             $5.88              $10.75            $10.74            $   -
Net assets                              $13,573,012        $8,707,963         $16,863,593        $6,170,213            $   -
Ratio of expenses to net assets*       0.75% - 1.00%     0.75% - 1.00%       0.75% - 1.00%     0.75% - 1.00%               -%
Investment income ratio**                         -%             2.75%               2.14%             0.32%               -%
Total return***                               52.21%          (45.30)%               0.13%             7.39%               -%

RVT CLS ADVISORONE AMERIGO (5)
Units                                     9,883,611        11,140,926           7,462,337         2,280,828                -
Unit value                                    $8.47             $6.31              $11.51            $10.51            $   -
Net assets                              $83,784,629       $70,332,768         $85,939,313       $23,964,981            $   -
Ratio of expenses to net assets*       0.75% - 1.00%     0.75% - 1.00%       0.75% - 1.00%     0.75% - 1.00%               -%
Investment income ratio**                      0.56%             0.40%               0.56%             0.16%               -%
Total return***                               34.23%          (45.18)%               9.56%             5.07%               -%

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                   Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                    2009               2008                2007             2006              2005
------------------------------------------------------------------------------------------------------------------------------
RVT CLS ADVISORONE CLERMONT (5)
Units                                     2,805,885         2,047,472           1,228,726           617,067                -
Unit value                                    $8.35             $7.08              $10.50            $10.27            $   -
Net assets                              $23,439,473       $14,486,611         $12,906,250        $6,336,427            $   -
Ratio of expenses to net assets*       0.75% - 1.00%     0.75% - 1.00%       0.75% - 1.00%     0.75% - 1.00%               -%
Investment income ratio**                      2.48%             1.47%               2.59%             3.82%               -%
Total return***                               17.94%          (32.57)%               2.30%             2.68%               -%

RYDEX VT ALL-ASSET
  AGGRESSIVE STRATEGY(4)
Units                                       641,154           572,056             235,157                 -                -
Unit value                                    $8.10             $7.10               $9.84             $   -            $   -
Net assets                               $5,190,607        $4,062,216          $2,313,149             $   -            $   -
Ratio of expenses to net assets*       0.75% - 1.00%     0.75% - 1.00%       0.75% - 1.00%                -%               -%
Investment income ratio**                         -%             1.65%               5.80%                -%               -%
Total return***                               14.08%          (27.85)%             (1.63)%                -%               -%

RYDEX VT ALL-ASSET
  CONSERVATIVE STRATEGY(4)
Units                                       510,287           677,990             196,589                 -                -
Unit value                                    $8.64             $8.53               $9.94             $   -            $   -
Net assets                               $4,410,494        $5,788,639          $1,953,687             $   -            $   -
Ratio of expenses to net assets*       0.75% - 1.00%     0.75% - 1.00%       0.75% - 1.00%                -%               -%
Investment income ratio**                         -%             5.98%               4.51%                -%               -%
Total return***                                1.29%          (14.19)%             (0.63)%                -%               -%

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                   Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                    2009               2008                2007              2006             2005
------------------------------------------------------------------------------------------------------------------------------
RYDEX VT ALL-ASSET
  MODERATE STRATEGY(4)
Units                                     1,268,319         1,576,489             803,268                 -                -
Unit value                                    $8.42             $7.82               $9.85             $   -           $    -
Net assets                              $10,678,174       $12,324,756          $7,910,563             $   -           $    -
Ratio of expenses to net assets*       0.75% - 1.00%     0.75% - 1.00%       0.75% - 1.00%                -%               -%
Investment income ratio**                         -%             2.52%               4.42%                -%               -%
Total return***                                7.67%          (20.61)%             (1.52)%                -%               -%

RYDEX VT ALL-CAP OPPORTUNITY
Units                                     1,238,967         1,701,155           1,625,367         1,028,331          473,402
Unit value                                   $12.69            $10.35              $18.13            $15.34           $14.30
Net assets                              $15,725,800       $17,611,907         $29,475,687       $15,777,525       $6,769,171
Ratio of expenses to net assets*       0.75% - 1.00%     0.75% - 1.00%       0.75% - 1.00%     0.75% - 1.00%            0.75%
Investment income ratio**                      0.08%                -%                  -%                -%               -%
Total return***                               22.61%          (42.91)%              18.20%             7.30%            9.53%

RYDEX VT ALTERNATIVE
  STRATEGIES ALLOCATION(2)
Units                                       355,521           349,384                   -                 -                -
Unit value                                    $7.72             $7.94               $   -             $   -            $   -
Net assets                               $2,743,093        $2,775,051               $   -             $   -            $   -
Ratio of expenses to net assets*       0.75% - 1.00%     0.75% - 1.00%                  -%                -%               -%
Investment income ratio**                         -%             4.18%                  -%                -%               -%
Total return***                              (2.77)%          (20.60)%                  -%                -%               -%

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                    Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                    2009              2008              2007           2006            2005
----------------------------------------------------------------------------------------------------------------------
RYDEX VT INTERNATIONAL OPPORTUNITY(2)
Units                                       202,373           33,947                 -               -              -
Unit value                                    $7.88            $6.30               $ -             $ -            $ -
Net assets                               $1,594,870         $214,008               $ -             $ -            $ -
Ratio of expenses to net assets*       0.75% - 1.00%    0.75% - 1.00%                -%              -%             -%
Investment income ratio**                      0.66%               -%                -%              -%             -%
Total return***                               25.08%         (37.00)%                -%              -%             -%
                                                                                     -               -              -
RYDEX VT MANAGED FUTURES STRATEGY(1)
Units                                       539,901          144,831                 -               -              -
Unit value                                    $8.85            $9.57               $ -             $ -            $ -
Net assets                               $4,775,320       $1,385,495               $ -             $ -            $ -
Ratio of expenses to net assets*       0.75% - 1.00%    0.75% - 1.00%                -%              -%             -%
Investment income ratio**                         -%               -%                -%              -%             -%
Total return***                              (7.52)%          (4.30)%                -%              -%             -%

RYDEX VT MULTI-CAP CORE EQUITY(4)
Units                                        47,375           71,428            10,187               -              -
Unit value                                    $6.25            $5.11             $8.69             $ -            $ -
Net assets                                 $296,637         $365,430           $88,504             $ -            $ -
Ratio of expenses to net assets*       0.75% - 1.00%    0.75% - 1.00%     0.75% - 1.00%              -%             -%
Investment income ratio**                         -%            4.89%             1.04%              -%             -%
Total return***                               22.31%         (41.20)%          (13.15)%              -%             -%

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                    Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                    2009              2008              2007           2006            2005
----------------------------------------------------------------------------------------------------------------------
RYDEX VT MULTI-HEDGE STRATEGIES(4)
Units                                       698,927          500,182           248,338               -              -
Unit value                                    $7.10            $7.63             $9.74             $ -            $ -
Net assets                               $4,965,927       $3,815,606        $2,420,161             $ -            $ -
Ratio of expenses to net assets*       0.75% - 1.00%    0.75% - 1.00%     0.75% - 1.00%              -%             -%
Investment income ratio**                      1.20%            0.64%             7.13%              -%             -%
Total return***                              (6.95)%         (21.66)%           (2.58)%              -%             -%

SBL ALL CAP VALUE
Units                                     4,210,335        5,191,574         5,553,053       4,739,451      3,510,406
Unit value                                   $10.37            $8.09            $13.65          $13.78         $12.04
Net assets                              $43,656,850      $42,022,661       $75,782,859     $65,325,838    $42,275,674
Ratio of expenses to net assets*       0.75% - 1.00%    0.75% - 1.00%     0.75% - 1.00%   0.75% - 1.00%          0.75%
Investment income ratio**                         -%               -%                -%              -%             -%
Total return***                               28.18%         (40.73)%           (0.99)%          14.46%        (0.07)%

SBL ALPHA OPPORTUNITY
Units                                       778,100        1,142,265         1,423,905       1,090,542        568,440
Unit value                                   $12.63           $10.09            $16.00          $14.06         $12.90
Net assets                               $9,823,411      $11,525,666       $22,786,413     $15,332,700     $7,333,662
Ratio of expenses to net assets*       0.75% - 1.00%    0.75% - 1.00%     0.75% - 1.00%   0.75% - 1.00%          0.75%
Investment income ratio**                         -%               -%                -%              -%             -%
Total return***                               25.17%         (36.94)%            13.83%           8.97%          2.74%

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                    Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                    2009              2008              2007           2006          2005
---------------------------------------------------------------------------------------------------------------------
SBL ENHANCED INDEX
Units                                     2,704,910        2,958,393         3,286,539       3,410,328     1,069,058
Unit value                                    $5.67            $4.65             $7.73           $7.95         $7.14
Net assets                              $15,333,531      $13,748,796       $25,395,334     $27,118,532    $7,630,392
Ratio of expenses to net assets*       0.75% - 1.00%    0.75% - 1.00%     0.75% - 1.00%   0.75% - 1.00%         0.75%
Investment income ratio**                         -%               -%                -%              -%            -%
Total return***                               21.94%         (39.84)%           (2.74)%          11.31%         1.18%

SBL EQUITY
Units                                     1,033,381          987,616           858,829         899,214       836,707
Unit value                                    $4.94            $3.95             $6.55           $7.15         $6.58
Net assets                               $5,108,990       $3,903,506        $5,628,522      $6,436,926    $5,503,323
Ratio of expenses to net assets*       0.75% - 1.00%    0.75% - 1.00%     0.75% - 1.00%   0.75% - 1.00%         0.75%
Investment income ratio**                         -%               -%                -%              -%            -%
Total return***                               25.06%         (39.69)%           (8.40)%           8.74%         0.50%

SBL GLOBAL
Units                                     5,406,096        6,230,166         7,055,806       5,808,728     3,895,080
Unit value                                    $8.19            $7.10            $11.97          $11.41        $10.10
Net assets                              $44,290,711      $44,261,027       $84,451,474     $66,278,655   $39,344,946
Ratio of expenses to net assets*       0.75% - 1.00%    0.75% - 1.00%     0.75% - 1.00%   0.75% - 1.00%         0.75%
Investment income ratio**                         -%               -%                -%              -%            -%
Total return***                               15.35%         (40.69)%             4.85%          13.04%         9.36%

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                    Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                    2009              2008              2007           2006           2005
---------------------------------------------------------------------------------------------------------------------
SBL HIGH YIELD
Units                                     2,863,552        3,011,778         2,497,382       1,808,474     1,028,882
Unit value                                   $26.50           $15.93            $23.61          $24.02        $22.43
Net assets                              $75,885,669      $47,969,096       $58,977,589     $43,443,934   $23,081,059
Ratio of expenses to net assets*       0.75% - 1.00%    0.75% - 1.00%     0.75% - 1.00%   0.75% - 1.00%         0.75%
Investment income ratio**                         -%               -%                -%              -%            -%
Total return***                               66.35%         (32.53)%           (1.69)%           7.09%       (0.02)%

SBL LARGE CAP VALUE
Units                                     3,845,174        4,574,881         5,656,618       2,858,672     1,360,789
Unit value                                    $8.18            $6.72            $11.10          $10.89         $9.27
Net assets                              $31,479,173      $30,740,721       $62,798,703     $31,143,181   $12,605,692
Ratio of expenses to net assets*       0.75% - 1.00%    0.75% - 1.00%     0.75% - 1.00%   0.75% - 1.00%         0.75%
Investment income ratio**                         -%               -%                -%              -%            -%
Total return***                               21.73%         (39.46)%             1.92%          17.51%         6.46%

SBL MANAGED ASSET ALLOCATION
Units                                     2,968,371        3,305,249         3,255,413       2,164,609     1,580,984
Unit value                                    $9.10            $7.52            $10.72          $10.50         $9.73
Net assets                              $27,011,704      $24,856,933       $34,913,286     $22,733,529   $15,379,991
Ratio of expenses to net assets*       0.75% - 1.00%    0.75% - 1.00%     0.75% - 1.00%   0.75% - 1.00%         0.75%
Investment income ratio**                         -%               -%                -%              -%            -%
Total return***                               21.01%         (29.85)%             2.12%           7.97%         0.51%

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                    Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                    2009              2008              2007           2006           2005
---------------------------------------------------------------------------------------------------------------------
SBL MID CAP GROWTH
Units                                     2,746,373        2,609,363         2,787,849       3,258,276     2,519,655
Unit value                                    $6.57            $4.74             $8.19           $9.50         $9.40
Net assets                              $18,048,413      $12,365,743       $22,844,279     $30,956,761   $23,681,430
Ratio of expenses to net assets*       0.75% - 1.00%    0.75% - 1.00%     0.75% - 1.00%   0.75% - 1.00%         0.75%
Investment income ratio**                         -%               -%                -%              -%            -%
Total return***                               38.61%         (42.12)%          (13.75)%           1.09%         3.86%

SBL MID CAP VALUE
Units                                     3,977,304        4,622,772         5,160,000       4,861,962     3,156,522
Unit value                                   $21.18           $15.28            $22.17          $22.61        $20.47
Net assets                              $84,249,244      $70,642,221      $114,419,807    $109,910,449   $64,604,553
Ratio of expenses to net assets*       0.75% - 1.00%    0.75% - 1.00%     0.75% - 1.00%   0.75% - 1.00%         0.75%
Investment income ratio**                         -%               -%                -%              -%            -%
Total return***                               38.61%         (31.08)%           (1.91)%          10.45%        11.95%

SBL MONEY MARKET
Units                                     8,703,122       14,212,905         8,650,714       3,842,379     1,381,933
Unit value                                    $8.78            $9.15             $9.30           $9.23         $9.17
Net assets                              $76,419,963     $130,055,048       $80,492,005     $35,453,673   $12,678,836
Ratio of expenses to net assets*       0.75% - 1.00%    0.75% - 1.00%     0.75% - 1.00%   0.75% - 1.00%         0.75%
Investment income ratio**                         -%               -%                -%              -%            -%
Total return***                              (4.04)%          (1.61)%             0.85%           0.58%       (1.09)%

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                    Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                    2009              2008              2007           2006           2005
---------------------------------------------------------------------------------------------------------------------
SBL SELECT 25
Units                                     2,287,637        2,721,398         3,416,774       3,428,338       631,796
Unit value                                    $5.05            $3.93             $6.48           $7.18         $6.93
Net assets                              $11,538,676      $10,691,320       $22,148,056     $24,597,316    $4,375,347
Ratio of expenses to net assets*       0.75% - 1.00%    0.75% - 1.00%     0.75% - 1.00%   0.75% - 1.00%         0.75%
Investment income ratio**                         -%               -%                -%              -%            -%
Total return***                               28.50%         (39.35)%           (9.65)%           3.59%         7.64%

SBL SMALL CAP GROWTH
Units                                     1,631,523        1,834,176         2,378,940       2,451,178     1,834,999
Unit value                                    $4.59            $3.52             $6.93           $6.81         $6.73
Net assets                               $7,477,159       $6,456,202       $16,472,549     $16,703,742   $12,333,909
Ratio of expenses to net assets*       0.75% - 1.00%    0.75% - 1.00%     0.75% - 1.00%   0.75% - 1.00%         0.75%
Investment income ratio**                         -%               -%                -%              -%            -%
Total return***                               30.40%         (49.21)%             1.70%           1.27%         3.55%

SBL SMALL CAP VALUE
Units                                     1,798,610        1,956,814         2,283,020       1,915,706     1,350,837
Unit value                                   $21.12           $14.06            $23.77          $22.39        $20.49
Net assets                              $37,995,522      $27,524,483       $54,273,127     $42,886,648   $27,681,092
Ratio of expenses to net assets*       0.75% - 1.00%    0.75% - 1.00%     0.75% - 1.00%   0.75% - 1.00%         0.75%
Investment income ratio**                         -%               -%                -%              -%            -%
Total return***                               50.21%         (40.85)%             6.17%           9.24%        10.30%

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                    Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                    2009              2008              2007           2006           2005
---------------------------------------------------------------------------------------------------------------------
SBL U.S. INTERMEDIATE BOND
Units                                     4,122,847        2,818,981         3,074,940       3,084,496     2,650,198
Unit value                                   $10.17            $9.74            $11.08          $11.17        $11.18
Net assets                              $41,946,676      $27,465,331       $34,054,113     $34,461,747   $29,615,339
Ratio of expenses to net assets*       0.75% - 1.00%    0.75% - 1.00%     0.75% - 1.00%   0.75% - 1.00%         0.75%
Investment income ratio**                         -%               -%                -%              -%            -%
Total return***                                4.41%         (12.09)%           (0.88)%         (0.02)%       (1.90)%

VAN KAMPEN LIT COMSTOCK
Units                                     1,102,260        1,291,516         1,294,107         440,279              -
Unit value                                    $7.87            $6.36            $10.29          $10.94            $ -
Net assets                               $8,673,494       $8,217,508       $13,314,591      $4,816,098            $ -
Ratio of expenses to net assets*       0.75% - 1.00%    0.75% - 1.00%     0.75% - 1.00%   0.75% - 1.00%             -%
Investment income ratio**                      3.87%            2.19%             1.47%              -%             -%
Total return***                               23.74%         (38.19)%           (5.94)%           9.38%             -%

VAN KAMPEN LIT GOVERNMENT
Units                                     5,252,757        3,110,525         4,641,561       2,145,045              -
Unit value                                    $9.84           $10.13            $10.36          $10.05            $ -
Net assets                              $51,669,480      $31,495,321       $48,071,972     $21,553,270            $ -
Ratio of expenses to net assets*       0.75% - 1.00%    0.75% - 1.00%     0.75% - 1.00%   0.75% - 1.00%             -%
Investment income ratio**                      5.77%            5.28%             3.36%              -%             -%
Total return***                              (2.86)%          (2.22)%             3.07%           0.48%             -%

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                    Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                    2009              2008              2007           2006         2005
-------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF EMERGING
  MARKETS EQUITY(4)
Units                                     1,877,172        1,205,324           988,886               -           -
Unit value                                    $8.66            $5.28            $12.68             $ -         $ -
Net assets                              $16,252,005       $6,367,399       $12,531,749             $ -         $ -
Ratio of expenses to net assets*       0.75% - 1.00%    0.75% - 1.00%     0.75% - 1.00%              -%          -%
Investment income ratio**                         -%               -%             0.22%              -%          -%
Total return***                               64.02%         (58.36)%            26.77%              -%          -%

VAN KAMPEN UIF EQUITY AND INCOME(5)
Units                                     1,638,561        1,725,049         1,895,535         795,678           -
Unit value                                    $9.38            $7.95            $10.68          $10.73         $ -
Net assets                              $15,371,740      $13,717,818       $20,237,479      $8,533,811         $ -
Ratio of expenses to net assets*       0.75% - 1.00%    0.75% - 1.00%     0.75% - 1.00%   0.75% - 1.00%          -%
Investment income ratio**                      2.84%            2.51%             2.05%           0.26%          -%
Total return***                               17.99%         (25.56)%           (0.46)%           7.26%          -%

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                    Notes to Financial Statements (continued)

4. FINANCIAL HIGHLIGHTS (CONTINUED)

*These ratios represent the annualized contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded. The disclosed range represents the lowest expense ratio to highest expense ratio, respectively. Certain contractholder's may have expenses outside the range depending on the timing of deposits, withdrawals, and/or fund transfers.

**These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(1) For the period from November 17, 2008 (inception date) to December 31, 2008.
(2) For the period from May 1, 2008 (inception date) to December 31, 2008.
(3) For the period from February 29, 2008 (inception date) to December 31, 2008
(4) For the period from May 1, 2007 (inception date) to December 31, 2007.
(5) For the period from March 10, 2006 (inception date) to December 31, 2006.
(6) For the period from April 27, 2006 (inception date) to December 31, 2006.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                    Notes to Financial Statements (continued)

5. SUBSEQUENT EVENT

On February 15, 2010, Security Benefit Mutual Holding Company (SBMHC) entered into a definitive agreement with Guggenheim SBC Holdings LLC (the Purchaser) to sell all of the outstanding capital stock of Security Benefit Corporation (SBC), at which time SBMHC will demutualize and then be dissolved pursuant to a Demutualization and Dissolution Plan (the Plan). This transaction is expected to result in a significant contribution of capital to SBC. On February 25, 2010, a loan in the amount of $175 million was made to SBC and was contributed to SBL. At the closing of the transaction, it is expected that SBC will receive another approximately $175 million, which will also be contributed to SBL. In addition, the $175 million loan and any accrued interest will be converted into equity of SBC owned by the Purchaser.

The transaction will require certain regulatory approvals, approval by the members of SBMHC, and approval by the shareholders of the mutual funds and exchange-traded funds sponsored by affiliates of SBMHC. The SBMHC board approved the Plan in March 2010, and proxy voting materials were sent to SBMHC members in April 2010. The Kansas Insurance Commissioner has set dates for a public comment hearing for April 28, 2010, and an evidentiary hearing for May 5, 2010. A special meeting of the SBMHC members has been scheduled for May 26, 2010. The transaction is expected to close during 2010 and will result in a change of control of SBL.

                                     PART C
                                OTHER INFORMATION

Item 24.      Financial Statements and Exhibits

              a.   Financial Statements

                   The following financial statements are included in Part B of this Registration Statement: (1) the audited consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2009 and 2008, and for each of the three years in the period ended December 31, 2009; and (2) the audited financial statements of Variable Annuity Account XIV - SecureDesigns Variable Annuity, Variable Annuity Account XIV - Security Benefit Advisor Variable Annuity, Variable Annuity Account XIV - NEA Valuebuilder Variable Annuity, and Variable Annuity Account XIV - AdvanceDesigns Variable Annuity at December 31, 2009, and for each of the specified periods ended December 31, 2009, or for portions of such periods as disclosed in the financial statements.

              b.   Exhibits

                     (1) Resolution of the Board of Directors of Security Benefit Life Insurance Company authorizing establishment of the Separate Account(a)
                     (2)  Not Applicable
                     (3) (a) Service Facilities Agreement(ah) (b) Marketing Organization Agreement(ad) (c) SBL Variable Products Broker/Dealer Sales Agreement(ad)
                          (d)   SBL Variable Product Sales Agreement (3-Way
                                Agreement) (Form 9482C  7-00)(h)
                          (e)   Marketing Organization Agreement Commission
                                Schedule-SecureDesigns(i)
                          (f)   Marketing Organization Agreement Commission
                                Schedule - NEA(i)
                          (g)   Marketing Organization Agreement Commission
                                Schedule - AdvanceDesigns(ab)
                          (h)   Marketing Organization Agreement Commission
                                Schedule - AEA(n)
                          (i)   Marketing Organization Agreement Commission
                                Schedule - Security Benefit Advisor(n)
                          (j)   NEA Valuebuilder Marketing Organization
                                Agreement(i)
                          (k)   AEA Valuebuilder Marketing Organization
                                Agreement(n)
                          (l)   NEA Valuebuilder Marketing Organization
                                Agreement Annualization Amendment(i)
                          (m)   Amendment to Marketing Organization, SBL
                                Variable Products Broker/Dealer Sales,
                                and SBL Variable Product Sales Agreements(p)
                     (4)  (a)   Individual Contract (Form V6029 11-00)(g)
                          (b)   Individual Contract-Unisex
                                (Form V6029 11-00U)(g)
                          (c)   Tax-Sheltered Annuity Endorsement
                                (Form V6101 R9-05)(w)
                          (d)   Withdrawal Charge Waiver Endorsement
                                (Form V6051 3-96)(b)

                          (e) Waiver of Withdrawal Charge for Terminal Illness Endorsement (Form V6051 TI 2-97)(b)
                          (f)   Individual Retirement Annuity Endorsement
                                (Form V6849A R9-03)(k)
                          (g)   Roth IRA Endorsement (Form V6851A R9-03)(k)
                          (h)   Section 457 Endorsement
                                (Form V6054 1-98)(c)
                          (i)   403a Endorsement (Form V6057 10-98)(d)
                          (j)   Annual Stepped Up Death Benefit Rider
                                (Form V6063 8-00)(a)
                          (k)   Guaranteed Growth Death Benefit Rider
                                (Form V6063-1 8-00)(a)
                          (l) Annual Stepped Up and Guaranteed Growth Death Benefit Rider (Form V6063-2 8-00)(a)
                          (m)   Disability Rider (Form V6064 8-00)(a)
                          (n)   Guaranteed Income Benefit Rider
                                (Form V6065 8-00)(a)
                          (o)   Credit Enhancement Rider (Form V6067 8-00)(a)
                          (p)   Alternative Withdrawal Charge Rider
                                (Form V6069 10-00)(g)
                          (q)   Loan Endorsement Rider (Form V6066 10-00)(i)
                          (r) Waiver of Withdrawal Charge Rider - 10 yrs or Disability (Form V6072 4-01)(i)
                          (s) Waiver of Withdrawal Charge Rider - 15 yrs or Disability (Form V6073 4-01)(i)
                          (t) Waiver of Withdrawal Charge Rider - 5 yrs and Age 59 1/2 (Form V6074 4-01)(i)
                          (u) Waiver of Withdrawal Charge Rider - Hardship (Form V6075 4-01)(i)
                          (v) Enhanced and Guaranteed Growth Death Benefit Rider(Form V6076 4-01)(h)
                          (w) Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit Rider (Form V6077 4-01)(h)
                          (x)   Enhanced Death Benefit Rider
                                (Form V6078 4-01)(h)
                          (y) Enhanced and Annual Stepped Up Death Benefit Rider (Form V6079 4-01)(h)
                          (z)   DCA Plus Rider (Form V6080 4-01)(i)
                          (aa)  Credit Enhancement Rider (Form V6084
                                11-01)(i)
                          (ab)  Guaranteed Minimum Withdrawal Benefit
                                (Form V6086 10-03)(l)
                          (ac)  Total Protection (Forms V6087 10-3)(m)
                          (ad)  Dollar for Dollar Living Benefit Rider
                                (Form V6094 R9-05)(x)
                          (ae) Dollar for Dollar Combination Benefit Rider (Form V6095 R9-05)(x)
                          (af)  Bonus Match Rider (Form V6093 10-05)(w)

                          (ag)  Guaranteed Lifetime Withdrawal Benefit Rider
                                (Form V6106 6-07)(ac)
                     (5)  (a)   Application (Form V9001 9-05) (w)
                          (b)   Application (Form V9201 6-07)
                          (c)   Application - Unisex (Form V9001 9-05U) (w)
                          (d)   Application  - Unisex (Form V9201 U 6-07)
                          (e)   Application (Form V9601 1-06)
                          (f)   Application (Form V9601 U 1-06)
                          (g)   Application (Form V9701 7-07)
                          (h)   Application (Form V9701 7-07 U)
                          (c)   Application (Form V9496 10-03)(q)
                          (d)   Application (Form V9493 11-00)(g)
                          (e)   Application (Form V9201  6-07)(ac)
                          (f)   Application - Unisex (Form V9201  6-07U)(ac)
                     (6)  (a)   Composite of Articles of Incorporation of SBL(o)
                          (b)   Bylaws of SBL(ad)
                     (7)  Not Applicable
                     (8)  (a)   Participation Agreement - ABN AMRO (Aston) (ab)
                          (b)   Participation Agreement - AIM - Equity Funds(i)
                          (c)   Participation Agreement - AIM - Growth Funds(i)
                          (d)   Participation Agreement - AIM - Variable
                                Insurance Funds(r)
                                (i)   Amendments Nos. 1 and 2 to Participation
                                      Agreement - AIM - Variable Insurance
                                      Funds(r)
                                (ii)  Amendment No. 3 to Participation Agreement
                                      - AIM - Variable Insurance Funds(x)
                          (e)   Participation Agreement - American Century -
                                Mutual Funds(s)
                                (i)   Amendment Nos. 1 and 2 to Participation
                                      Agreement - American Century - Mutual
                                      Funds(af)
                                (ii)  Amendment No. 3 to Participation
                                      Agreement -  American Century - Mutual
                                      Funds
                          (f)   Participation Agreement - American Century -
                                Variable Insurance Funds(r)
                          (g)   Participation Agreement - Ariel(j)
                          (h)   Participation Agreement - Baron (ab)
                          (i)   Participation Agreement - Calamos(i)
                                (i)   Amendment No. 1 to Participation
                                      Agreement - Calamos (ab)
                                (ii)  Amendment No. 2 to Participation
                                      Agreement - Calamos(ai)
                          (j)   Participation Agreement - Dreyfus - Mutual
                                Funds(s)
                                (i)   Amendment No. 1 to Participation
                                      Agreement - Dreyfus - Mutual Funds(af)
                          (k)   Participation Agreement - Dreyfus - Variable
                                Insurance Funds(r)
                                (i)   Amendment No. 1 to Participation
                                      Agreement - Dreyfus - Variable Insurance
                                      Funds(r)
                          (l)   Participation Agreement - Fidelity - Mutual
                                Funds(t)

                                (i) Amendments Nos. 1 and 2 to Participation Agreement - Fidelity - Mutual Funds(t)
                                (ii)  Amendment No. 3 to Participation
                                      Agreement - Fidelity - Mutual Funds (ab)
                          (m)   Participation Agreement - Fidelity VIP(h)
                                (i)   Amendment No. 1 to Participation
                                      Agreement - Fidelity VIP(h)
                                (ii)  Amendment No. 2 to Participation
                                      Agreement - Fidelity VIP(x)
                          (n) Participation Agreement - Goldman Sachs - Mutual Funds (ab)
                          (o)   Participation Agreement - Franklin Templeton(ai)
                          (p)   Participation Agreement - Janus Aspen(af)
                          (q) Participation Agreement - Jennison - Mutual Funds (ab)
                          (r)   Participation Agreement - Legg Mason(r)
                          (s)   Participation Agreement - MFS(u)
                          (t)   Participation Agreement - Morgan Stanley(u)
                          (u)   Participation Agreement - Neuberger Berman -
                                AMT Funds(h)
                                (i) Amendments Nos. 1 and 2 to Participation Agreement - Neuberger Berman - AMT Funds(r)
                          (v) Participation Agreement - Neuberger Berman - Mutual Funds(ag)
                                (i) Amendment Nos. 1 and 2 to Participation Agreement - Neuberger Berman - Mutual Funds (ag)
                                (ii)  Amendment No. 3 to Participation
                                      Agreement - Neuberger Berman - Mutual
                                      Funds
                          (w)   Participation Agreement - Northern Lights
                                (Dent)(af)
                          (x)   Participation Agreement - Northern Trust(w)
                          (y)   Participation Agreement - Oppenheimer(r)
                                (i)   Amendments Nos. 1 and 2 to Participation
                                      Agreement - Oppenheimer(r)
                                (ii)  Amendment No. 3 to Participation
                                      Agreement - Oppenheimer(x)
                          (z)   Participation Agreement - PIMCO - Mutual
                                Funds(s)
                                (i)   Amendment No. 1 to Participation
                                      Agreement - PIMCO - Mutual Funds(s)
                                (ii)  Amendment No. 2 to Participation
                                      Agreement - PIMCO - Mutual Funds(ab)
                          (aa) Participation Agreement - PIMCO - Variable Insurance Funds(ag)
                                (i)   Amendments Nos. 1, 2, 3, 4 and 5 to
                                      Participation Agreement - PIMCO -
                                      Variable Insurance Funds(ag)
                          (ab)  Participation Agreement - Potomac (Direxion)(y)
                                (i)   Amendment No. 1 to Participation
                                      Agreement - Potomac (Direxion)(y)
                          (ac)  Participation Agreement - Royce - Capital
                                Fund(r)
                          (ad)  Participation Agreement - Royce - Mutual
                                Funds (ab)
                          (ae)  Participation Agreement - RS Partners(w)
                                (i) Amendments Nos. 1 and 2 to Participation Agreement - RS Partners (ab)
                          (af)  Participation Agreement - Rydex - Mutual
                                Funds(w)
                          (ag)  Participation Agreement - Rydex - Variable
                                Funds(h)

                                (i)   Amendments Nos. 1, 2, 3, 4 and 5 to
                                      Participation Agreement - Rydex -
                                      Variable Funds(t)
                                (ii)  Amendment No. 6 to Participation
                                      Agreement - Rydex - Variable Funds(x)
                          (ah) Participation Agreement - Van Kampen - Insurance Funds(r)
                                (i)   Amendment No. 1 to Participation
                                      Agreement - Van Kampen -  Insurance
                                      Funds(x)
                          (ai) Participation Agreement - Van Kampen - Mutual Funds(s)
                                 (i)  Amendment No. 1 to Participation
                                      Agreement - Van Kampen - Mutual Funds(af)
                          (aj)  Participation Agreement - Wells Fargo
                                (Strong)(i)
                          (ak) Information Sharing Agreement - ABN AMRO (Aston) (ab)
                          (al)  Information Sharing Agreement - AIM(aa)
                          (am) Information Sharing Agreement - American Century(aa)
                          (an)  Information Sharing Agreement - Ariel (ab)
                          (ao)  Information Sharing Agreement - Baron (ab)
                          (ap)  Information Sharing Agreement - Calamos (ab)
                          (aq)  Information Sharing Agreement - Dreyfus(aa)
                          (ar) Information Sharing Agreement - Fidelity Insurance (ab)
                          (as)  Information Sharing Agreement - Fidelity
                                Retail Funds (ab)
                          (at)  Information Sharing Agreement - Goldman
                                Sachs (ab)
                          (au)  Information Sharing Agreement - Janus (ab)
                          (av)  Information Sharing Agreement - Jennison (ab)
                          (aw)  Information Sharing Agreement - Legg Mason(ai)
                          (ax)  Information Sharing Agreement - MFS(aa)
                          (ay) Information Sharing Agreement - Neuberger Berman(aa)
                          (az)  Information Sharing Agreement - Northern
                                Trust (ab)
                          (ba)  Information Sharing Agreement - Oppenheimer(aa)
                          (bb)  Information Sharing Agreement - PIMCO(aa)
                          (bc)  Information Sharing Agreement - Potomac(z)
                          (bd)  Information Sharing Agreement - Royce(aa)
                          (be)  Information Sharing Agreement - Rydex(aa)
                          (bf)  Information Sharing Agreement - Security
                                Funds (ab)
                          (bg)  Information Sharing Agreement - T. Rowe
                                Price (ab)
                          (bh)  Information Sharing Agreement - Van Kampen(aa)
                          (bi)  Information Sharing Agreement - Wells Fargo(z)
                     (9)  Opinion of Counsel(h)
                     (10) (a) Consent of Independent Registered Public Accounting Firm
                          (b)   Consent of Counsel
                     (11) Not Applicable (12) Not Applicable


(a) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed July 11, 2000).

(b) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-23723 (filed March 16, 1997).

(c) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-23723 (filed April 30, 1998).

(d) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-23723 (filed April 30, 1999).

(e) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002-89328 (filed May 1, 2000).

(f) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002-89328 (filed April 29, 1999).

(g) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed February 16, 2001).

(h) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-52114 (filed March 1, 2002).

(i) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed March 1, 2002).

(j) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed May 1, 2002.)

(k) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-93947 (filed April 30, 2004).

(l) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-52114 (filed February 18, 2004).

(m) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-111589 (filed December 29, 2003).

(n) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 30, 2003.)

(o) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-52114 (filed February 25, 2005).

(p) Incorporated herein be reference to the Exhibits filed with Registration Statement No. 333-120399 (filed November 12, 2004).

(q) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 29, 2005).

(r) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002-89328 (filed April 28, 2006).

(s) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-120399 (filed April 28, 2006).

(t) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-52114 (filed April 28, 2006).

(u) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-124509 (filed April 28, 2006).

(v) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 30, 2004).

(w) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 28, 2006).

(x) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed March 9, 2007).

(y) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-52114 (filed April 29, 2005).

(z) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-89236 (filed April 27, 2007).

(aa) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 33-85592 (filed April 27, 2007).

(ab) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 27, 2007).

(ac) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed July 6, 2007).

(ad) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033-85592 (filed April 29, 2008).

(ae) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-52114 (filed April 29, 2008).

(af) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 29, 2008).

(ag) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-84159 (filed April 30, 2009).

(ah) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002-89328 (filed April 27, 2009).

(ai) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 27, 2009).





Item 25.    Directors and Officers of the Depositor

            Name and Principal
            Business Address    Positions and Offices with Depositor
            ------------------  ------------------------------------
            Howard R. Fricke*   President, Chief Executive Officer and Director
            John F. Frye*       Senior Vice President, Chief Financial Officer,
                                Treasurer and Director
            John F. Guyot*      Senior Vice President, General Counsel,
                                Secretary and Director
            David J. Keith*     Senior Vice President
            Anne M. Trebino*    Senior Vice President
            Kalman Bakk, Jr.*   Senior Vice President and Director
            Amy J. Lee*         Vice President, Associate General Counsel and
                                Assistant Secretary

            Name and Principal
            Business Address    Positions and Offices with Depositor
            ------------------  ------------------------------------
            Carmen R. Hill*     Assistant Vice President and Chief Compliance
                                Officer

            *Located at One Security Benefit Place, Topeka, Kansas 66636.

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

            The Depositor, Security Benefit Life Insurance Company ("SBL" or "the Company"), is owned by Security Benefit Corporation through the ownership of all of SBL's issued and outstanding shares of common stock. Security Benefit Corporation is wholly owned by Security Benefit Mutual Holding Company ("SBMHC"), which in turn is controlled by SBL policyholders. As of December 31, 2009 no one person holds more than approximately 0.0003% of the voting power of SBMHC. The Registrant is a segregated asset account of SBL.

            The following chart indicates the persons controlled by or under common control with SBL Variable Annuity Account XIV or SBL:

                                                                                             Percent of Voting
                                                                                             Securities Owned
                                                                      Jurisdiction of            by SBMHC
                                     Name                              Incorporation     (directly or indirectly)
            Security Benefit Mutual Holding Company                       Kansas                    ---
            (Holding Company)
            Security Benefit Corporation (Holding Company)                Kansas                   100%
            Security Benefit Life Insurance Company (Stock Life           Kansas                   100%
            Insurance Company)
            Security Investors, LLC (Investment Adviser)                  Kansas                   100%
            Security Global Investors, LLC (Investment Adviser)           Kansas                   100%
            Security Distributors, Inc. (Broker/Dealer, Principal         Kansas                   100%
            Underwriter)
            se(2), inc. (Third Party Administrator)                       Kansas                   100%
            Security Benefit Academy, Inc. (Daycare Company)              Kansas                   100%
            Security Financial Resources, Inc.                            Kansas                   100%
            (Financial Services)

                                                                                             Percent of Voting
                                                                                             Securities Owned
                                                                      Jurisdiction of            by SBMHC
                                     Name                              Incorporation     (directly or indirectly)
            First Security Benefit Life Insurance and Annuity            New York                  100%
            Company of New York
            (Stock Life Insurance Company)
            Rydex Holdings, LLC (Kansas Holding Company)                  Kansas                   100%
            Rydex Distributors, Inc. (Broker-Dealer/Underwriter)         Maryland                  100%
            Padco Advisors, Inc. (Investment Adviser)                    Maryland                  100%
            Padco Advisor II, Inc. (Investment Adviser)                  Maryland                  100%
            Rydex Fund Services, Inc.                                    Maryland                  100%
            Advisor Research Center, Inc.                                Maryland                  100%
            Rydex Advisory Services, LLC                                 Maryland                  100%
            Rydex Specialized Products, LLC                              Delaware                  100%

            SBL is also the depositor of the following separate accounts: SBL Variable Annuity Accounts I, III, IV, SBL Variable Universal Life Insurance Account Varilife, Security Varilife Separate Account, Separate Account IX, Separate Account, Separate Account XII, Separate Account XV, Separate Account XIX, SBL Variable Annuity Account VIII, Variflex Separate Account, SBL Variable Annuity Account XIV, SBL Variable Annuity Account XVII, T. Rowe Price Variable Annuity Account and Parkstone Variable Annuity Separate Account.

            As depositor of the separate accounts, SBL might be deemed to control them. In addition, certain of the separate accounts invest in shares of SBL Fund, a "series" type mutual fund registered under the Investment Company Act of 1940. An affiliate of SBL serves as investment advisor to SBL Fund. The purchasers of SBL's variable annuity and variable life contracts investing in SBL Fund will have the opportunity to instruct SBL with respect to the voting of shares of SBL Fund held by the separate accounts as to certain matters. Subject to such voting instructions, SBL might be deemed to control SBL Fund.

Item 27.    Number of Contractowners

            As of February 28, 2010, there were 31,597 owners of Qualified Contracts and 10,699 owners of Non-Qualified Contracts issued under SBL Variable Annuity Account XIV.

Item 28.    Indemnification

            The bylaws of Security Benefit Life Insurance Company provide that the Company shall, to the extent authorized by the laws of the State of Kansas, indemnify officers and directors for certain liabilities threatened or incurred in connection with such person's capacity as director or officer.

            The Articles of Incorporation include the following provision:

                (a) No director of the Corporation shall be liable to the
            Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a director, provided that nothing contained in this Article shall eliminate or limit the liability of a director (a) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under the provisions of K.S.A. 17-6424 and amendments thereto, or (d) for any transaction from which the director derived an improper personal benefit. If the General Corporation Code of the State of Kansas is amended after the filing of these Articles of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Code of the State of Kansas, as so amended.

                (b) Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

            Insofar as indemnification for a liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person of the Depositor in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.    Principal Underwriter

            (a)(1) Security Distributors, Inc. ("SDI"), a subsidiary of SBL, acts as principal underwriter for:

                      SBL Variable Annuity Account I
                      SBL Variable Annuity Account III
                      SBL Variable Annuity Account IV
                      Security Varilife Separate Account (Security Elite
                        Benefit)
                      Security Varilife Separate Account (Security Varilife) SBL Variable Life Insurance Account (Varilife)
                      Variable Annuity Account IX
                      Account XVI
                      Separate Account XIX
                      Parkstone Advantage Variable Annuity
                      Variflex Separate Account (Variflex)
                      Variflex Separate Account (Variflex ES)
                      Variable Annuity Account VIII (Variflex Extra Credit) Variable Annuity Account VIII (Variflex LS)
                      Variable Annuity Account VIII (Variflex Signature) Variable Annuity Account XI (Scarborough Advantage
                        Variable Annuity)
                      SBL Variable Annuity Account XIV (AdvisorDesigns
                        Variable Annuity)
                      SBL Variable Annuity Account XIV (AEA Variable Annuity) SBL Variable Annuity Account XIV (AdvanceDesigns
                        Variable Annuity)
                      SBL Variable Annuity Account XIV (EliteDesigns Variable
                        Annuity)
                      SBL Variable Annuity Account XIV (NEA Valuebuilder)
                      SBL Variable Annuity Account XIV (NEA Valuebuilder
                        Retirement Income Director Variable Annuity)
                      SBL Variable Annuity Account XIV (SecureDesigns Variable
                        Annuity)
                      SBL Variable Annuity Account XIV (Security Benefit
                        Advisor Variable Annuity)
                      SBL Variable Annuity Account XVII (Classic Strategies
                        Variable Annuity)
                      SBL Variable Annuity Account XVII (ThirdFed Variable
                        Annuity)

            (a)(2) SDI acts as principal underwriter for the following variable annuity contracts issued by First Security Benefit Life Insurance and Annuity Company of New York ("FSBL"):

                      Variable Annuity Account A (AdvisorDesigns Variable
                        Annuity)
                      Variable Annuity Account A (EliteDesigns Variable
                        Annuity)
                      Variable Annuity Account B (SecureDesigns Variable
                        Annuity)
                      Variable Annuity Account B (AdvanceDesigns Variable
                        Annuity)


            (a)(3)    SDI acts as principal underwriter for the following funds:

                      SBL Fund

            (a)(4) SDI acts as principal underwriter for the following Nationwide Life Insurance Company Separate Accounts:

                      Nationwide Multi-Flex Variable Account
                      Nationwide Variable Account 9


            (b)       Name and Principal          Position and Offices
                      Business Address*             with Underwriter
                      ------------------          ------------------
                      Mark J. Carr                President and Director
                      James R. Schmank            Vice President and Director
                      Amy J. Lee                  Secretary and Chief Compliance
                                                  Officer
                      Richard Martinez            Treasurer
                      Richard Wells               Director
                      Dale W. Martin, Jr.         Director
                      Christopher D. Swickard     Assistant Secretary
                      Carmen R. Hill              Assistant Vice President

                      *One Security Benefit Place, Topeka, Kansas 66636-0001,
                       except as indicated.



            (c)

   (1) Name of Principal         (2) Net Underwriting         (3) Compensation on      (4) Brokerage Commissions
        Underwriter            Discounts and Commissions           Redemption
Security Distributors, Inc.        $8,803,783.32(1)             $8,255,364.18(2)                    $0

1 SBL pays commissions to selling broker-dealers through SDI. This is the amount paid to SDI in connection with all contracts sold through the separate account. SDI passes through to selling broker-dealers all such amounts.

2 A contingent deferred sales charge may be assessed on full or partial withdrawals from the contract. This is the amount of contingent deferred sales charge assessed in connection with all withdrawals from all contracts in the separate account, all of which is passed through to SBL.

Item 30.    Location of Accounts and Records

            All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder are maintained by SBL at its administrative offices--One Security Benefit Place, Topeka, Kansas 66636-0001.

Item 31.    Management Services

            All management contracts are discussed in Part A or Part B.

Item 32.    Undertakings

            (a) Registrant undertakes that it will file a post-effective amendment to this Registration Statement as frequently as necessary to ensure that the audited financial statements in the Registration Statement are never more than sixteen (16) months old for so long as payments under the Variable Annuity contracts may be accepted.

            (b) Registrant undertakes that it will include as part of the Variable Annuity contract application a space that an applicant can check to request a Statement of Additional Information.

            (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to SBL at the address or phone number listed in the prospectus.

            (d) Depositor represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

            (e) SBL, sponsor of the unit investment trust, SBL Variable Annuity Account XIV, hereby represents that it is relying upon American Council of Life Insurance, SEC No-Action Letter, [1988-1989 Transfer Binder] Fed. Sec. L. Rep. (CCH) paragraph 78,904 (Nov. 28, 1988), and that it has complied with the provisions of paragraphs (1)-(4) of such no-action letter which are incorporated herein by reference.

            (f) Depositor represents that it is relying upon Rule 6c-7 under the Investment Company Act of 1940 with respect to Contracts issued to participants under the Texas Optional Retirement Program and that it has complied with the provisions of paragraphs (a) - (d) of that Rule.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Topeka, and State of Kansas on this 26th day of April, 2010.


                       Security Benefit Life Insurance Company (the Depositor) - SBL Variable Annuity Account XIV
                       (The Registrant)

                  By:                     /s/ Howard R. Fricke
                       ---------------------------------------------------------
                       Howard Fricke, Chief Executive Officer and Director


As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on April 26, 2010.

                              SIGNATURES AND TITLES


By:  /s/ Howard R. Fricke
--------------------------------------
Howard Fricke, Chief Executive Officer and Director

By: /s/ John F. Frye
--------------------------------------
John F. Frye, Chief Financial Officer (and chief accounting officer)
and Director

By: /s/ Kalman Bakk, Jr.
--------------------------------------
Kalman Bakk, Jr., Director

                                  EXHIBIT INDEX


(5)   (b)      Application (Form V9201  6-07)
      (d)      Application - Unisex (Form V9201 U 6-07)
      (e)      Application (Form V9601  2-10)
      (f)      Application  - Unisex (Form V9601 U 2-10)
      (g)      Application (Form V9701  2-10)
      (h)      Application  - Unisex (Form V9701 U 2-10)

(8)   (e)(ii)  Amendment No. 3 to Participation Agreement -  American Century -
               Mutual Funds
      (v)(ii) Amendment No. 3 to Participation Agreement - Neuberger Berman - Mutual Funds

(10)  (a)      Consent of Independent Registered Public Accounting Firm
      (b)      Consent of Counsel